UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2015 through August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Municipal Bond Funds

August 31, 2015 (Unaudited)

JPMorgan Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

September 25, 2015 (Unaudited)

After a weak start to 2015, the U.S. economy strengthened over the next several months and policy makers indicated a more normalized U.S. monetary policy may be in order, even as central bankers in Europe, Japan and Asia unleashed unprecedented stimulus measures to bolster flagging growth. Over the same period, financial market volatility increased until it truly erupted in mid-August amid acute worries that China’s economy — the world’s second largest — was faltering.

“The U.S. economic recovery remained largely intact amid historically low interest rates, while central banks in the U.S., Europe, Japan and China continued to maintain or increase economic stimulus.”

Though U.S. financial markets largely recovered by the end of August, the shock from the global sell-off in equities, among other considerations, was apparently enough to convince the U.S. Federal Reserve (the “Fed”) to postpone an interest rate increase in September.

Amid an environment of low interest rates, falling energy prices and global growth, U.S. equity prices rose and essentially remained near their closing highs for the first five months of 2015, hitting a peak in mid-May. Meanwhile, U.S. bond markets provided lackluster returns, caught between investor concerns about the timing and impact of a Fed interest rate increase and periodic “flights to safety” as investors reacted to specific market or geopolitical events.

While there was notable weakness the U.S. economy in the first three months of 2015 – mainly due to severe winter weather and a labor dispute at vital West Coast ports — the upward trajectory of the economy resumed in the second quarter and U.S. gross domestic product rose 3.9%. Unemployment continued its steady decline throughout the six month reporting period to 5.1% in August from 5.5% in March.

Importantly, inflationary pressure remained subdued in the U.S. amid lower energy prices and notably stagnant wage growth. Global oil prices dipped below $60 a barrel in March 2015, before rebounding somewhat and then dropping again to below $50 a barrel by August. Global commodities prices also fell sharply through the summer of 2015.

Part of the decline in commodities prices was attributable to signs of slowing growth in China, the world’s leading consumer of raw materials. In response to falling domestic equity prices and weakening economic data, Chinese policy makers enacted a range of stimulus measures, including cutting interest rates and easing bank lending rules in June and July. Then on

August 11th, China’s central bank shocked global markets by devaluing the yuan by nearly 2% and two days later, weaker-than-expected retail sales and industrial production data again shook investor confidence.

On Monday, August 24th, China’s stock market suffered its biggest one-day drop since 2011. The Shanghai Composite Index closed down 8.5% for the day. Chinese regulators suspended trading in hundreds of stocks that had each lost 10% or more. The selloff spread rapidly and key equity indexes in developed markets from Asia to Europe closed down by roughly 5%. Emerging market equities also fell, dragging local currencies lower. In U.S. trading, the Standard & Poor’s 500 Index closed down 3.9%.

Government bonds of developed market nations initially benefitted from the sell-off as investors fled to the perceived safety of fixed income securities. But prices for longer-dated U.S. Treasury bonds declined, partly due to massive selling of foreign-exchange reserves (including U.S. Treasuries) by China and partly due to expectations of an imminent Fed interest rate increase.

While the global economic environment at the end of August 2015 was markedly different than it was six months earlier, in fundamental ways it remained unchanged. The U.S. economic recovery remained largely intact amid historically low interest rates, while central banks in the U.S., Europe, Japan and China continued to maintain or increase economic stimulus. Global energy prices remained under pressure. What appeared to have changed is the intensity of investor concern about both the health of China’s economy and the timing of any increase in U.S. interest rates. This uncertain environment and its effects on financial markets may provide opportunities for those investors who have long-term objectives and a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	1

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

While U.S. financial markets experienced increased volatility over the past six months, the municipal bond market generally performed well. Muni bonds proved attractive to investors seeking defensive asset classes amid global market turmoil and tight supply of muni bonds supported bond prices. During the six month reporting period, muni bonds yields rose to levels comparable with U.S. Treasury bonds, and historically muni bonds have outperformed Treasuries in periods of rising interest rates.

Tax free bond interest rates migrated downward early in the six month reporting period in response to weak U.S. growth in early 2015. As the economic data showed improvement and expectations of a U.S. Federal Reserve interest rate hike increased, tax free bond interest rates began to move upward and eventually settled into a trading range over the latter half of the six moth reporting period. This second half backup in rates helped shorter-term securities to outperform other fixed income asset classes. For the six months ended August 31, 2015, the Barclays U.S. 1-15 Year Blend Municipal Bond Index returned 0.34%.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

JPMorgan Municipal Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.10%
Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	0.34%

Net Assets as of 8/31/2015 (In Thousands)	$297,107
Duration as of 8/31/2015	4.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2015, the Fund underperformed the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”). Relative to the Benchmark, the Fund’s overweight position in the 5-7 year duration sector detracted from relative performance as shorter duration outperformed longer duration. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively. While the Fund held an overweight position in the water & sewer bond sector, which outperformed other municipal bond sectors, the Fund’s longer duration in that sector offset the positive return and detracted from relative performance. The Fund’s underweight position in the hospital bond sector also detracted from performance relative to the Benchmark.

The Fund’s overweight position and shorter duration in the housing bond sector was a leading contributor to performance relative to the Benchmark. The Fund’s shorter duration in the industrial development revenue/pollution control revenue bond sector, as well as its overweight position in bonds rated AAA and underweight position in bonds rated A contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to emphasize higher yielding sectors, particularly the housing sector. While the Fund began the reporting period with duration largely in line with the Benchmark, the Fund’s average duration lengthened and by the end of the period was largely in line with that of the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	22.5%
AA	53.3
A	13.4
BBB	6.3
BB	1.1
NR	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan Municipal Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 23, 1993
Without Sales Charge		0.04%	1.60%	2.73%	3.45%
With Sales Charge**		(3.67)	(2.17)	1.94	3.05
CLASS C SHARES	November 4, 1997
Without CDSC		(0.23)	0.97	2.13	2.86
With CDSC***		(1.23)	(0.03)	2.13	2.86
SELECT CLASS SHARES	February 9, 1993	0.10	1.80	2.96	3.71

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/05 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Municipal Income Fund, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to August 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.27%
Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	0.34%

Net Assets as of 8/31/2015 (In Thousands)	$136,905
Duration as of 8/31/2015	4.5 years

INVESTMENT OBJECTIVE**

The JPMorgan Ohio Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2015, the Fund underperformed the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”). Tax free bond interest rates migrated downward early in the six month reporting period in response to weak U.S. growth in early 2015. As the economic data showed improvement and expectations of a U.S. Federal Reserve interest rate hike increased, tax free bond interest rates began to move upward and eventually settled into a trading range over the latter half of the six month reporting period. This second half backup in rates helped shorter-term securities to outperform other fixed income asset classes.

The Fund’s underweight position and longer duration in the water & sewer and special tax bond sectors detracted from performance relative to the Benchmark. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down and up, respectively, versus bonds with shorter duration.

The Fund’s overall shorter duration contributed to performance relative to the Benchmark. The Fund’s overweight position and shorter duration in the housing sector contributed to relative performance. The Fund’s shorter duration in the transportation sector as well as its underweight position in bonds rated A and BBB also contributed to relative performance

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s average duration contracted relative to the Benchmark as interest rates trended higher during the reporting period. The Fund’s portfolio managers preferred to invest in issuances from large, highly rated state and local municipalities. Among revenue bond sectors, the Fund managers preferred essential service sectors. However, Fund positioning is generally a result of security structure, duration, credit quality and the unique characteristics of the Ohio municipal bond market.

CREDIT QUALITY ALLOCATIONS***
AAA	16.5%
AA	69.4
A	10.4
BBB	0.3
NR	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		0.14%	1.19%	2.34%	3.38%
With Sales Charge**		(3.58)	(2.61)	1.56	2.98
CLASS C SHARES	February 19, 2005
Without CDSC		(0.18)	0.64	1.73	2.75
With CDSC***		(1.18)	(0.36)	1.73	2.75
SELECT CLASS SHARES	July 2, 1991	0.27	1.45	2.59	3.64

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/05 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ohio Municipal Bond Fund, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to August 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.00%
Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index	0.35%

Net Assets as of 8/31/2015 (In Thousands)	$3,094,396
Duration as of 8/31/2015	3.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2015, the Fund underperformed the Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index (the “Benchmark”). The Fund’s longer overall duration compared with that of the Benchmark and its longer duration in the hospital and education bond sectors were leading detractors from performance relative to the Benchmark. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. The Fund’s longer duration profile in local general obligation bonds also detracted from relative performance.

The Fund’s underweight position in bonds rated A and BBB made a positive contribution to performance relative to the Benchmark, as higher quality bonds outperformed those of lower quality during the six month reporting period. The Fund’s underweight position in pre-refunded bonds and its shorter duration and underweight position in industrial development revenue/pollution control revenue bonds also made a positive contribution to relative performance, as did the Fund’s underweight positions in Illinois and New Jersey bonds.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk, while maintaining the Fund’s bias toward higher quality issuances.

CREDIT QUALITY ALLOCATIONS***
AAA	30.6%
AA	53.0
A	15.3
BBB	0.6
NR	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 4, 1998
Without Sales Charge		(0.14)%	(0.04)%	0.64%	1.96%
With Sales Charge**		(2.35)	(2.24)	0.20	1.73
CLASS C SHARES	November 1, 2001
Without CDSC		(0.39)	(0.54)	0.13	1.45
With CDSC***		(1.39)	(1.54)	0.13	1.45
INSTITUTIONAL CLASS SHARES	June 19, 2009	0.11	0.46	1.13	2.37
SELECT CLASS SHARES	May 4, 1998	0.00	0.24	0.87	2.21

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/05 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to its inception are based on the performance of Select Class Shares. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Index from August 31, 2005 to August 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(0.02)%
Barclays Municipal Bond Index	0.31%

Net Assets as of 8/31/2015 (In Thousands)	$293,083
Duration as of 8/31/2015	6.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2015, the Fund underperformed the Barclays Municipal Bond Index (the “Benchmark”). The Fund’s overweight position in the 10-plus years duration sector and longer duration profile in transportation and state general obligation bonds, as well as in bonds from New Jersey, Ohio and Louisiana, were leading detractors from performance relative to the Benchmark.

The Fund’s security selection in pre-refunded bonds and its overweight position in bonds with 6%—7% coupons were leading contributors to relative performance. The Fund’s shorter duration in the housing bond sector and its overweight position in bonds rated AA also contributed to relative performance. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

The Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. For liquidity, and to enhance the Fund’s overall credit quality, the Fund maintained its overweight position versus the Benchmark in pre-refunded bonds.

CREDIT QUALITY ALLOCATIONS***
AAA	18.1%
AA	57.8
A	20.6
BBB	2.0
NR	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 1988
Without Sales Charge		(0.02)%	2.20%	3.59%	3.81%
With Sales Charge**		(3.73)	(1.66)	2.80	3.41
CLASS C SHARES	July 1, 2008
Without CDSC		(0.36)	1.53	2.89	3.10
With CDSC***		(1.36)	0.53	2.89	3.10
SELECT CLASS SHARES	February 1, 1995	0.16	2.39	3.78	3.99

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/05 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Barclays Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Index from August 31, 2005 to August 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Barclays Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper General & Insured Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General & Insured Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 95.0% (t)
	Alabama — 0.3%
	Industrial Development Revenue/Pollution Control Revenue — 0.3%
1,000	City of Mobile, Industrial Development Board, Pollution Control, Alabama Power Co. Barry Plant Project, Series A, Rev., VAR, 1.650%, 03/20/17	1,012

	Alaska — 1.2%
	Other Revenue — 0.5%
1,410	Northern Tobacco Securitization Corp., Series A, Rev., 4.625%, 06/01/23	1,410

	Transportation — 0.7%
2,000	Alaska Industrial Development & Export Authority, Revolving Fund, Series A, Rev., 5.250%, 04/01/27	2,275

	Total Alaska	3,685

	Arizona — 2.0%
	Housing — 0.0% (g)
95	Maricopa County IDA, Single Family Mortgage, Series 1B, Rev., GNMA/FNMA/FHLMC COLL, 5.650%, 07/01/39	96

	Water & Sewer — 2.0%
2,645	City of Scottsdale, Water & Sewer System, Rev., 5.250%, 07/01/22	3,223
2,150	City of Tucson, Water System, Rev., 5.000%, 07/01/24	2,582

		5,805

	Total Arizona	5,901

	Arkansas — 0.0% (g)
	Housing — 0.0% (g)
120	Arkansas Development Finance Authority, Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA, 5.500%, 01/01/37	121

	California — 1.9%
	Housing — 0.1%
350	California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Security Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.400%, 12/01/36	359

	Other Revenue — 0.2%
600	California County, Tobacco Securitization Agency, Tobacco Settlement, Asset-Backed, Kern County Tobacco Funding Corp., Rev., 5.000%, 06/01/23	695

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.4%
1,000	Alum Rock Union Elementary School District, Election of 2008, Series A, GO, AGC, 5.250%, 08/01/18 (p)	1,127

	Transportation — 0.4%
1,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series C, Rev., VAR, 1.875%, 04/01/19	1,015

	Utility — 0.8%
2,000	San Diego Public Facilities Financing Authority, Series A, Rev., 5.250%, 08/01/26	2,331

	Total California	5,527

	Colorado — 1.8%
	Certificate of Participation/Lease — 0.2%
625	Pueblo County Judicial Complex Project, COP, AGM, 5.000%, 09/15/21	716

	General Obligation — 0.4%
1,000	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, 5.250%, 12/15/20	1,188

	Housing — 0.3%
	Denver City & County, Single Family Home Mortgage, Metropolitan Mayors Caucus Program,
40	Rev., GNMA COLL, 6.000%, 05/01/27	40
110	Rev., GNMA/FNMA/FHLMC COLL, 6.150%, 11/01/34	113
363	Series A, Rev., AMT, GNMA/FNMA/FHLMC COLL, 5.550%, 12/01/39	381
25	Series A, Rev., GNMA/FNMA/FHLMC COLL, 7.300%, 11/01/31	25
261	El Paso County, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/COLL, 5.350%, 06/01/39	267
180	El Paso County, Single Family Mortgage, Southern Front Range Region Program, Series E, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 04/01/41	183

		1,009

	Other Revenue — 0.9%
2,415	Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project, Series B, Rev., 5.000%, 09/01/22	2,566

	Total Colorado	5,479

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Connecticut — 1.5%
	Education — 1.5%
	Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program,
760	Series A, Rev., 4.000%, 11/15/19	812
1,560	Series A, Rev., 5.250%, 11/15/23	1,793
1,500	Series A, Rev., 5.250%, 11/15/24	1,724

	Total Connecticut	4,329

	Delaware — 0.3%
	Housing — 0.3%
	Delaware State Housing Authority, Senior Single Family Mortgage,
485	Series A-1, Rev., AMT, 4.900%, 07/01/29	512
280	Series D-1, Rev., AMT, GNMA/FNMA, 4.625%, 01/01/23	283

	Total Delaware	795

	District of Columbia — 2.2%
	Other Revenue — 0.7%
1,720	District of Columbia, Income Tax, Series B, Rev., 5.250%, 12/01/29	1,973

	Transportation — 1.5%
4,000	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.250%, 07/01/25	4,531

	Total District of Columbia	6,504

	Florida — 11.0%
	Certificate of Participation/Lease — 1.6%
4,000	Collier County School Board, Master Lease Program, Series A, COP, AGM, 5.250%, 02/15/21	4,693

	Hospital — 0.4%
1,100	Palm Beach County Health Facilities Authority, Hospital, BRRH Corp. Obligated Group, Rev., 5.000%, 12/01/21	1,250

	Housing — 1.7%
470	Broward County Housing Finance Authority, Series B, Rev., AMT, 4.500%, 04/01/27	464
	Florida Housing Finance Corp., Homeowner Mortgage Special Program,
895	Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	935
810	Series B, Rev., GNMA/FNMA/FHLMC, 4.500%, 01/01/29	859
985	Series B, Rev., GNMA, 4.500%, 01/01/29	1,044
535	Hillsborough County Housing Finance Authority, Single Family Mortgage, Series 2, Rev., AMT, GNMA/FNMA/FHLMC, 4.400%, 10/01/27	535

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — continued
130	Miami-Dade County Housing Finance Authority, Home Ownership Mortgage, Series A-1, Rev., GNMA/FNMA, 5.300%, 10/01/36	130
570	Orange County Housing Finance Authority, Multi-County Program, Series A, Rev., AMT, GNMA, 5.125%, 09/01/38	588
530	Pinellas County Housing Finance Authority, Multi-County Program, Series A-2, Rev., AMT, GNMA/FNMA/FHLMC, 4.900%, 09/01/27	547

		5,102

	Industrial Development Revenue/Pollution Control Revenue — 0.5%
835	Broward County Fuel System, Fort Lauderdale Fuel Facilities LLC Project, Series A, Rev., AMT, AGM, 5.000%, 04/01/24	953
500	County of Escambia, Pollution Control, Gulf Power Company Project, Rev., VAR, 2.100%, 04/11/19	508

		1,461

	Transportation — 1.5%
2,635	City of Orlando, Greater Orlando Aviation Authority, Airport Facilities, Series B, Rev., AMT, 5.000%, 10/01/26	2,961
1,500	Tampa-Hillsborough County Expressway Authority, Series A, Rev., 5.000%, 07/01/27	1,698

		4,659

	Utility — 3.2%
5,000	City of Port St. Lucie, Utility Systems, Rev., NATL-RE, 5.250%, 09/01/24	5,973
2,000	Palm Beach County Solid Waste Authority, Rev., BHAC, 5.500%, 10/01/22	2,317
1,000	Pasco County, Solid Waste Disposal & Resource Recovery System, Rev., AMT, 5.000%, 10/01/20	1,146

		9,436

	Water & Sewer — 2.1%
5,000	Tampa Bay Water Utility System, Rev., NATL-RE, FGIC, 5.500%, 10/01/22	6,165

	Total Florida	32,766

	Georgia — 5.2%
	Certificate of Participation/Lease — 2.0%
5,000	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/22	5,949

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	General Obligation — 2.0%
5,000	Fulton County School District, GO, 5.500%, 01/01/21	5,805

	Housing — 0.2%
680	Atlanta Urban Residential Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series B, Rev., GNMA/FNMA/FHLMC COLL, 5.500%, 03/01/41	711

	Industrial Development Revenue/Pollution Control Revenue — 1.0%
3,000	Monroe County Development Authority, Pollution Control, Oglethorpe Power Corp. Scherer Project, Series A, Rev., VAR, 2.400%, 04/01/20	3,038

	Total Georgia	15,503

	Hawaii — 1.7%
	General Obligation — 1.7%
	City & County of Honolulu,
1,470	Series D, GO, 5.250%, 09/01/26	1,680
2,900	Series D, GO, 5.250%, 09/01/27	3,313

	Total Hawaii	4,993

	Illinois — 2.0%
	General Obligation — 1.2%
	Chicago Board of Education,
1,500	Series C, GO, 5.250%, 12/01/24	1,398
2,000	Series C, GO, AGC-ICC, 5.250%, 12/01/26	2,057

		3,455

	Housing — 0.6%
	City of Aurora, Single Family Mortgage,
262	Series A, Rev., AMT, GNMA/FNMA/FHLMC COLL, 5.500%, 12/01/39	273
297	Series B, Rev., GNMA/FNMA/FHLMC COLL, 5.450%, 12/01/39	303
	City of Chicago, Single Family Mortgage,
560	Series E, Rev., GNMA/FNMA/FHLMC, 5.500%, 12/01/42	592
595	Series K, Rev., FHLMC COLL, 5.350%, 06/01/43	613
25	City of Peoria, City of Moline & City of Freeport, Collateralized Single Family Mortgage, Series A, Rev., GNMA COLL, 7.600%, 04/01/27	25

		1,806

	Other Revenue — 0.2%
500	Illinois Finance Authority, OSF Healthcare System, Series A, Rev., 5.000%, 05/15/19	559

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.0% (g)
105	City of Chicago, Single Family Mortgage, Series C, Rev., GNMA/FNMA/FHLMC COLL, 5.750%, 12/01/15 (p)	106

	Total Illinois	5,926

	Indiana — 1.2%
	Housing — 0.3%
	Indiana Housing & Community Development Authority, Home First Mortgage,
275	Series A, Rev., GNMA/FNMA/FHLMC, 4.500%, 06/01/28	291
690	Series A, Rev., GNMA/FNMA COLL, 4.500%, 06/01/28	731

		1,022

	Utility — 0.5%
1,250	Indiana State Finance Authority, First Lien Wastewater Utility, CWA Authority Project, Series A, Rev., 5.000%, 10/01/30	1,401

	Water & Sewer — 0.4%
1,050	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series F, Rev., NATL-RE, 5.000%, 07/01/19	1,067

	Total Indiana	3,490

	Iowa — 0.7%
	Education — 0.6%
	Iowa Student Loan Liquidity Corp., Student Loan,
500	Rev., AMT, 5.000%, 12/01/18	553
1,000	Rev., AMT, 5.000%, 12/01/25	1,138

		1,691

	Housing — 0.1%
290	Iowa Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	305

	Total Iowa	1,996

	Louisiana — 0.6%
	Housing — 0.6%
765	Calcasieu Parish Public Trust Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 5.350%, 09/01/38	789
238	East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 10/01/39	246

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Housing — continued
490	Louisiana Housing Finance Agency, Single Family Mortgage, Home Ownership Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.500%, 06/01/40	507
275	Louisiana Housing Finance Agency, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/COLL, 4.600%, 12/01/28	295

	Total Louisiana	1,837

	Maine — 0.3%
	Housing — 0.3%
	Maine State Housing Authority,
455	Series A-1, Rev., AMT, 4.500%, 11/15/28	480
360	Series B, Rev., 4.000%, 11/15/43	384

	Total Maine	864

	Maryland — 0.1%
	Housing — 0.1%
120	Montgomery County Housing Opportunities Commission, Single Family Mortgage, Series D, Rev., AMT, 5.500%, 01/01/38	121
70	Prince Georges County, Housing Authority, Bristol Pines Apartments Project, Rev., FNMA, 4.500%, 12/15/15	71

	Total Maryland	192

	Massachusetts — 8.2%
	Education — 0.8%
820	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series L, Rev., 5.250%, 07/01/33	1,082
1,060	Massachusetts Health & Educational Facilities Authority, Springfield College, Rev., 5.000%, 10/15/17	1,132

		2,214

	General Obligation — 1.0%
2,500	Commonwealth of Massachusetts, Series B, GO, AGM, 5.250%, 09/01/21	3,005

	Housing — 0.1%
295	Massachusetts Housing Finance Agency, Single Family Housing, Series 124, Rev., AMT, 4.900%, 12/01/21	297

	Water & Sewer — 6.3%
5,000	Massachusetts Water Pollution Abatement Trust, Pool Program, Rev., 5.250%, 08/01/24	6,239
	Massachusetts Water Resources Authority,
7,925	Series B, Rev., AGM, 5.250%, 08/01/28	10,058

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — continued
2,000	Series B, Rev., AGM, 5.250%, 08/01/29	2,525

		18,822

	Total Massachusetts	24,338

	Michigan — 1.3%
	Housing — 0.7%
2,030	Michigan State Housing Development Authority, Rental Housing, Series D, Rev., AMT, AGM, 4.950%, 04/01/21	2,034

	Industrial Development Revenue/Pollution Control Revenue — 0.6%
1,705	Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone, Rev., 5.000%, 12/01/20	1,907

	Total Michigan	3,941

	Minnesota — 2.9%
	Housing — 2.9%
	Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program,
560	Series A, Rev., GNMA/FNMA/FHLMC COLL, 4.500%, 06/01/35	592
681	Series A, Rev., GNMA/FHLMC COLL, 5.125%, 12/01/40	699
55	Series B, Rev., GNMA/FNMA/FHLMC COLL, 5.150%, 12/01/38	57
765	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.100%, 09/01/19	766
	Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs,
388	Series A-1, Rev., GNMA/FHLMC COLL, 5.250%, 12/01/40	390
680	Series A-2, Rev., GNMA/FHLMC COLL, 5.520%, 03/01/41	720
	Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program,
885	Series A, Rev., GNMA/FNMA/FHLMC COLL, 4.250%, 07/01/28	924
425	Series D, Rev., GNMA/FNMA/FHLMC COLL, 4.500%, 07/01/34	451
	Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation,
1,015	Rev., 5.250%, 08/01/24	1,175
1,070	Rev., 5.250%, 08/01/25	1,235

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Housing — continued
825	Rev., 5.250%, 08/01/26	950
	Minnesota Housing Finance Agency, Residential Housing Finance,
585	Series D, Rev., GNMA/FNMA/FHLMC, 4.000%, 07/01/40	614
60	Series D, Rev., AMT, 5.500%, 01/01/38	61

		8,634

	Prerefunded — 0.0% (g)
35	State of Minnesota, Series A, GO, 5.000%, 10/01/21 (p)	42

	Total Minnesota	8,676

	Mississippi — 0.9%
	Housing — 0.9%
925	Mississippi Home Corp., Home Ownership Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 4.500%, 12/01/31	975
1,700	Mississippi Home Corp., Single Family Mortgage, Series B-1, Rev., GNMA/FNMA/FHLMC, 5.375%, 12/01/38	1,773

	Total Mississippi	2,748

	Missouri — 1.1%
	Housing — 0.3%
	Missouri Housing Development Commission, Single Family Mortgage, Homeownership Loan Program,
150	Series B-1, Rev., AMT, GNMA/FNMA/FHLMC COLL, 5.050%, 03/01/38	156
325	Series E-1, Rev., AMT, GNMA/FNMA, 5.600%, 03/01/37	331
465	Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program, Series E-1, Rev., FHLMC, 5.000%, 11/01/27	494

		981

	Transportation — 0.8%
2,105	City of St. Louis, Lambert-St. Louis International Airport, Series B, Rev., AMT, AGM, 5.000%, 07/01/19	2,251

	Total Missouri	3,232

	Nevada — 0.5%
	Housing — 0.0% (g)
126	Nevada Rural Housing Authority, Single Family Mortgage, Series A, Rev., AMT, GNMA/FHLMC COLL, 5.200%, 11/01/40	127

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.5%
1,360	Las Vegas Convention & Visitors Authority, Rev., AMBAC, 5.000%, 07/01/29	1,454

	Total Nevada	1,581

	New Hampshire — 2.1%
	Education — 1.9%
	City of Manchester, School Facilities,
3,545	Rev., NATL-RE, 5.500%, 06/01/24	4,406
900	Rev., NATL-RE, 5.500%, 06/01/27	1,152

		5,558

	Housing — 0.2%
605	New Hampshire Housing Finance Authority, Single Family Mortgage, Series E, Rev., 6.625%, 07/01/38	645

	Total New Hampshire	6,203

	New Jersey — 2.6%
	Education — 0.3%
250	New Jersey Educational Facilities Authority, College of New Jersey Issue, Series A, Rev., 5.000%, 07/01/18	274
500	New Jersey Higher Education Student Assistance Authority, Senior Student Loan, Series 1A, Rev., AMT, 5.000%, 12/01/19	557

		831

	General Obligation — 0.5%
1,215	Egg Harbor Township Board of Education, GO, AGM, 5.750%, 07/15/24	1,530

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
500	Gloucester County Improvement Authority, Solid Waste Resource Recovery, Waste Management, Inc., Project, Series A, Rev., VAR, 2.125%, 12/01/17	511

	Other Revenue — 0.9%
2,550	Tobacco Settlement Financing Corp., Series 1A, Rev., 5.000%, 06/01/19	2,707

	Transportation — 0.7%
2,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series A, Rev., 5.500%, 12/15/21	2,172

	Total New Jersey	7,751

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	New Mexico — 0.3%
	Housing — 0.3%
835	New Mexico Mortgage Finance Authority, Single Family Mortgage Program, Series B-3, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 4.200%, 07/01/28	849

	New York — 7.9%
	Housing — 0.3%
700	New York State Mortgage Agency, 39th Series, Rev., 5.000%, 04/01/28	739

	Other Revenue — 2.0%
1,000	New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Fiscal Year 2015, Series FF, Rev., 5.000%, 06/15/31	1,167
1,250	New York State Energy Research & Development Authority, Pollution Control, Series B, Rev., VAR, 2.000%, 05/01/20	1,248
	Niagara Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed Bonds,
400	Rev., 5.000%, 05/15/22	461
1,660	Rev., 5.000%, 05/15/23	1,928
1,000	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Series B, Rev., 5.000%, 11/15/29	1,184

		5,988

	Prerefunded — 0.0% (g)
5	New York State Dormitory Authority, Series A, Rev., 5.250%, 02/15/19 (p)	6

	Special Tax — 1.1%
1,995	New York State Dormitory Authority, Series A, Rev., 5.250%, 02/15/24	2,260
1,000	New York State Dormitory Authority, Personal Education, Series C, Rev., 5.000%, 03/15/26	1,097

		3,357

	Transportation — 2.4%
	Metropolitan Transportation Authority, Dedicated Tax Fund,
3,000	Series A, Rev., 5.000%, 11/15/29	3,511
3,145	Series B, Rev., 5.250%, 11/15/24	3,626

		7,137

	Water & Sewer — 2.1%
	New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects — Second Resolution,
2,500	Series A, Rev., 5.250%, 06/15/27	2,845

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — continued
3,000	Series B, Rev., 5.000%, 06/15/28	3,477

		6,322

	Total New York	23,549

	North Carolina — 2.8%
	Housing — 0.1%
240	North Carolina Housing Finance Agency, Homeownership, Series 30-A, Rev., AMT, 5.500%, 01/01/39	248

	Other Revenue — 0.9%
1,000	County of Randolph, Limited Obligation, Series B, Rev., 5.000%, 10/01/26	1,204
1,250	Wake County, Hammond Road Detention Center Project, Rev., 5.000%, 06/01/24	1,405

		2,609

	Prerefunded — 0.5%
1,355	University of North Carolina, Series A, Rev., 5.250%, 10/01/19 (p)	1,575

	Water & Sewer — 1.3%
3,330	City of Charlotte, Water & Sewer System, Rev., 5.250%, 07/01/22	3,807

	Total North Carolina	8,239

	North Dakota — 1.7%
	Housing — 1.0%
	North Dakota Housing Finance Agency, Home Mortgage Finance Program,
845	Series B, Rev., 5.000%, 07/01/28	898
1,010	Series D, Rev., 4.500%, 01/01/29	1,061
780	Series F, Rev., AMT, 4.500%, 01/01/35	815

		2,774

	Utility — 0.7%
2,000	McLean County, Solid Waste Facilities, Great River Energy Project, Series A, Rev., 4.875%, 07/01/26	2,177

	Total North Dakota	4,951

	Ohio — 1.4%
	General Obligation — 0.6%
1,500	Lakota Local School District, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/25	1,872

	Housing — 0.6%
45	Ohio Housing Finance Agency, Single Family Mortgage, Series 1, Rev., GNMA/FNMA, 5.000%, 11/01/28	47

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Housing — continued
	Summit County Port Authority, Eastland Woods Project, Multi-Family Housing,
530	Series A, Rev., FHA, GNMA COLL, 4.350%, 12/20/19	536
1,020	Series A, Rev., FHA, GNMA COLL, 4.750%, 12/20/26	1,032

		1,615

	Transportation — 0.2%
670	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 05/15/19	670

	Utility — 0.0% (g)
75	American Municipal Power, Inc., Unrefunded Balance, Prairie State Energy Campus Project, Series A, Rev., 5.250%, 02/15/21	83

	Total Ohio	4,240

	Oklahoma — 0.6%
	Housing — 0.6%
69	IDK Partners III Trust, Mortgage Pass-Through Certificates, Class A, Rev., 5.100%, 08/01/23	69
	Oklahoma County Home Finance Authority, Single Family Mortgage-Backed Securities Program,
830	Series A, Rev., AMT, GNMA/FNMA/FHLMC COLL, 5.400%, 10/01/38	860
35	Series A-2, Rev., GNMA, 5.700%, 04/01/36	35
805	Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program, Series A, Rev., GNMA/FNMA/FHLMC, 4.375%, 09/01/27	838

	Total Oklahoma	1,802

	Oregon — 0.6%
	Housing — 0.6%
1,765	Oregon State Housing & Community Services Department, Single Family Mortgage Program, Series B, Rev., AMT, 5.000%, 07/01/30	1,890

	Pennsylvania — 3.9%
	Education — 1.5%
4,000	University of Pittsburgh of the Commonwealth System of Higher Education, University Capital Project, Series B, Rev., 5.250%, 09/15/26	4,562

	Industrial Development Revenue/Pollution Control Revenue — 0.8%
1,250	Bucks County Industrial Development Authority, Waste Management, Inc., Project, Rev., VAR, AMT, 1.375%, 02/01/17	1,253

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — continued
1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project, Series A, Rev., 2.625%, 11/01/21	1,008

		2,261

	Other Revenue — 0.8%
2,000	Philadelphia Redevelopment Authority, Neighborhood Transformation Initiative, Rev., 5.000%, 04/15/19	2,236

	Transportation — 0.8%
	Allegheny County Airport Authority, Pittsburgh International Airport,
1,500	Series A-1, Rev., 5.000%, 01/01/22	1,717
600	Series A-1, Rev., 5.000%, 01/01/26	668

		2,385

	Total Pennsylvania	11,444

	Rhode Island — 1.6%
	Education — 0.6%
	Rhode Island Student Loan Authority, Student Loan Program,
650	Rev., AMT, 5.000%, 12/01/18	719
1,000	Rev., AMT, 5.000%, 12/01/19	1,117

		1,836

	Transportation — 1.0%
2,600	Rhode Island Economic Development Corp., Series B, Rev., 5.000%, 07/01/22	2,942

	Total Rhode Island	4,778

	South Carolina — 0.9%
	General Obligation — 0.7%
1,855	York County School District No. 1, Series A, GO, SCSDE, 5.250%, 03/01/24	2,092

	Housing — 0.2%
530	South Carolina State Housing Finance & Development Authority, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 01/01/28	553

	Total South Carolina	2,645

	South Dakota — 0.2%
	Housing — 0.2%
500	South Dakota Housing Development Authority, Homeownership Mortgage, Series E, Rev., 6.000%, 11/01/38	508

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Tennessee — 2.9%
	Housing — 1.0%
	Tennessee Housing Development Agency, Homeownership Program,
675	Series 1C, Rev., AMT, 3.750%, 01/01/25	683
195	Series 2007-1, Rev., AMT, 5.500%, 01/01/38	199
	Tennessee Housing Development Agency, Housing Finance Program,
1,005	Series A-1, Rev., 5.000%, 01/01/27	1,045
565	Series A-2, Rev., 4.200%, 07/01/25	594
425	Tennessee Housing Development Agency, Residential Finance Program, Series 2B, Rev., 4.000%, 07/01/43	455

		2,976

	Transportation — 0.4%
1,000	Memphis-Shelby County Airport Authority, Series B, Rev., AMT, 5.750%, 07/01/25	1,134

	Utility — 0.7%
2,000	Tennessee Energy Acquisition Corp., Gas Project, Series A, Rev., 5.250%, 09/01/21	2,272

	Water & Sewer — 0.8%
2,000	Nashville & Davidson County Metropolitan Government, Water & Sewer, Series A, Rev., AGM, 5.250%, 01/01/21	2,372

	Total Tennessee	8,754

	Texas — 8.9%
	General Obligation — 3.1%
4,000	Fort Bend County, Limited Tax, GO, 5.250%, 03/01/28	4,396
2,000	Socorro Independent School District, Series A, GO, PSF-GTD, 5.000%, 08/15/24	2,443
2,000	Texas Transportation Commission, Mobility Fund, GO, 5.000%, 10/01/24	2,443

		9,282

	Housing — 1.4%
1,115	Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments, Series 8, Rev., VAR, 5.950%, 11/01/23	1,116
890	Nortex Housing Finance Corp., Mortgage-Backed Securities Program, Single Family Housing, Series A, Class A, Rev., GNMA/FNMA/COLL, 5.500%, 07/01/38	898
1,015	Texas Department of Housing & Community Affairs, Residential Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/29	1,087

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — continued
627	Texas State Affordable Housing Corp., Single Family Mortgage, Series C, Rev., GNMA/FNMA/FHLMC COLL, 5.300%, 10/01/39	646
252	West Central Regional Housing Finance Corp., Mortgage-Backed Securities Program, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC COLL, 5.350%, 12/01/39	264

		4,011

	Other Revenue — 1.1%
3,000	Texas Water Development Board, State Revolving Fund, Sub Lien, Series B, Rev., 5.250%, 07/15/24	3,249

	Prerefunded — 1.5%
1,740	Texas State Affordable Housing Corp., Single Family Mortgage, Professional Educators Home Loan Program, Series A, Rev., GNMA/FNMA/FHLMC COLL, 5.350%, 09/01/15 (p)	1,784
2,500	Wichita Falls Independent School District, School Building, GO, PSF-GTD, 5.000%, 02/01/17 (p)	2,658

		4,442

	Utility — 1.8%
	Harris County Industrial Development Corp., Solid Waste Disposal, Deer Park Refining Limited Partnership Project,
900	Rev., 4.700%, 05/01/18	962
4,000	Rev., 5.000%, 02/01/23	4,377

		5,339

	Total Texas	26,323

	Utah — 1.7%
	Education — 1.3%
3,245	Utah State Board of Regents, Student Fee & Housing System, Rev., NATL-RE, 5.250%, 04/01/23	3,926

	Other Revenue — 0.4%
970	Utah Transit Authority, Sales Tax, Series C, Rev., AGM, 5.250%, 06/15/29	1,200

	Total Utah	5,126

	Vermont — 1.1%
	Housing — 1.1%
	Vermont Housing Finance Agency, Multiple Purpose,
2,500	Series B, Rev., 3.750%, 11/01/45	2,634
580	Series B, Rev., AMT, 4.125%, 11/01/42	604

	Total Vermont	3,238

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Virginia — 1.6%
	Education — 0.8%
2,000	Virginia Public School Authority, School Financing, Series B, Rev., 5.000%, 08/01/24	2,443

	Prerefunded — 0.8%
2,050	Virginia Public Building Authority, Public Facilities, Series B, Rev., 5.250%, 08/01/18 (p)	2,308

	Total Virginia	4,751

	Washington — 1.5%
	General Obligation — 0.8%
2,000	State of Washington, Motor Vehicle Fuel Tax, Series B, GO, 5.000%, 07/01/22	2,387

	Transportation — 0.5%
1,300	Port of Seattle, Series B, Rev., AMT, 5.000%, 09/01/25	1,483

	Utility — 0.2%
500	Chelan County Public Utility District No.1, Series A, Rev., AMT, 5.500%, 07/01/26	576

	Total Washington	4,446

	West Virginia — 1.0%
	Other Revenue — 1.0%
2,690	West Virginia Economic Development Authority, Lease, Correctional Juvenile & Public Safety Facilities, Series A, Rev., 5.000%, 06/01/29	3,036

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wisconsin — 0.8%
	Other Revenue — 0.8%
2,000	State of Wisconsin, General Fund Annual Appropriation, Series A, Rev., 5.750%, 05/01/29	2,309

	Total Municipal Bonds (Cost $267,857)	282,268

SHARES
Variable Rate Demand Preferred Shares — 1.8%
389	Nuveen Premium Income Municipal Fund, Inc., LIQ: Barclays Bank plc, 0.150%, 03/01/40# (Cost $5,430)	5,135

Short-Term Investment — 1.9%
	Investment Company — 1.9%
5,741	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $5,741)	5,741

	Total Investments — 98.7% (Cost $279,028)	293,144
	Other Assets in Excess of Liabilities — 1.3%	3,963

	NET ASSETS — 100.0%	$297,107

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 97.5% (t)
	California — 0.9%
	Prerefunded — 0.9%
1,500	Napa & Sonoma Counties Valley Community College District, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 08/01/20 (p)	1,267

	Illinois — 2.6%
	General Obligation — 1.5%
2,000	Chicago Park District, Series D, GO, NATL-RE, FGIC, 5.000%, 01/01/21	2,021

	Water & Sewer — 1.1%
1,500	City of Chicago, Water, Second Lien, Series A, Rev., AMBAC, 5.000%, 11/01/20	1,562

	Total Illinois	3,583

	Louisiana — 1.2%
	Prerefunded — 1.2%
1,685	Jefferson Parish Finance Authority, Single Family Mortgage, Rev., FGIC, Zero Coupon, 05/01/17 (p)	1,666

	Ohio — 90.2%
	Certificate of Participation/Lease — 1.5%
1,800	Ohio State Department of Administrative Services, State Taxation Accounting & Revenue System Project, COP, 5.000%, 09/01/18	2,012

	Education — 10.6%
1,285	Cuyahoga Community College District, General Receipts, Series D, Rev., 5.000%, 08/01/27	1,476
500	Ohio State University, General Receipts, Special Purpose, Series A, Rev., 5.000%, 06/01/28	578
	Ohio State University, General Receipts, Unrefunded Balance,
1,915	Series D, Rev., 5.000%, 12/01/26	2,377
1,915	Series D, Rev., 5.000%, 12/01/27	2,382
1,650	State of Ohio, Higher Educational Facility, Case Western Reserve University 2006 Project, Rev., NATL-RE, 5.250%, 12/01/19	1,918
2,185	State of Ohio, Higher Educational Facility, Otterbein College 2008 Project, Series A, Rev., 5.500%, 12/01/23	2,427
2,000	State of Ohio, Higher Educational Facility, University of Dayton 2013 Project, Rev., 5.000%, 12/01/28	2,268
1,000	Wright State University, General Receipts, Series A, Rev., 5.000%, 05/01/26	1,118

		14,544

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 23.6%
	Central Ohio Solid Waste Authority, Solid Waste Facilities Improvement, Limited Tax,
1,170	GO, 5.000%, 12/01/26	1,351
1,610	GO, 5.000%, 12/01/29	1,833
	City of Avon,
1,000	Series B, GO, 5.000%, 12/01/24	1,116
1,000	Series B, GO, 5.000%, 12/01/25	1,114
1,500	City of Cincinnati, Various Purpose, Series C, GO, 5.000%, 12/01/18	1,606
1,240	City of Cleveland, Various Purpose, GO, 5.000%, 12/01/26	1,445
1,500	City of Columbus, Limited Tax, Various Purpose, Series B, GO, 5.000%, 08/15/28	1,760
1,500	City of Columbus, Unlimited Tax, Various Purpose, Series A, GO, 5.000%, 07/01/25	1,743
1,000	City of Strongsville, Limited Tax, Various Purpose, GO, 5.000%, 12/01/25	1,122
2,500	County of Butler, Lakota Local School District, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,095
	County of Hamilton, Cincinnati City School District, Board of Education, Classroom Facilities Construction & Improvement,
1,000	GO, NATL-RE, FGIC, 5.250%, 12/01/20	1,182
3,000	GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,699
1,800	GO, NATL-RE, FGIC, 5.250%, 12/01/25	2,224
1,000	Franklin & Licking Counties, New Albany Plain Local School District, Various Purpose, GO, 5.000%, 12/01/25	1,131
2,450	Lakewood City School District, Capital Appreciation, GO, AGM, Zero Coupon, 12/01/17	2,395
765	Lebanon City School District, School Construction, Series A, GO, AGM, 5.000%, 12/01/21	768
1,500	State of Ohio, Common Schools, Series B, GO, 5.000%, 09/15/26	1,742
	State of Ohio, Infrastructure Improvement,
550	Series A, GO, 5.375%, 09/01/23	610
1,000	Series C, GO, 5.000%, 03/01/29	1,155
1,000	Toledo City School District, School Facilities Improvement, GO, 5.000%, 12/01/23	1,159

		32,250

	Hospital — 6.5%
500	County of Franklin, Hospital Facilities, OhioHealth Corp., Rev., 5.000%, 05/15/31	572
	State of Ohio, Hospital, Cleveland Clinic Health System Obligated Group,
2,000	Series A, Rev., 5.000%, 01/01/26	2,156
1,500	Series B, Rev., 5.000%, 01/01/25	1,670

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Hospital — continued
	State of Ohio, University Hospital Health System, Inc.,
1,500	Series A, Rev., 5.000%, 01/15/20	1,700
550	Series A, Rev., 5.000%, 01/15/24	606
1,000	Series A, Rev., 5.000%, 01/15/28	1,120
1,000	Series A, Rev., 5.250%, 01/15/23	1,116

		8,940

	Housing — 3.7%
625	County of Cuyahoga, Multi-Family Housing, Allerton Apartments Project, Series A, Rev., FHA, GNMA COLL, 4.900%, 08/20/22	658
45	County of Montgomery, Multi-Family Housing, Chevy Chase Apartments, Rev., FHLMC, 4.600%, 11/01/15	45
165	County of Trumbull, Multi-Family Housing, Royal Mall Apartments Project, Series A, Rev., FHA, GNMA COLL, 4.800%, 05/20/17	169
	Ohio Housing Finance Agency,
1,000	Series A, Rev., AGM, 5.000%, 04/01/22	1,064
500	Series A, Rev., AGM, 5.000%, 04/01/27	530
1,390	Ohio Housing Finance Agency, Multi-Family Housing, Hillwood II Project, Rev., AMT, GNMA COLL, 4.850%, 05/20/21	1,439
130	Ohio Housing Finance Agency, Multi-Family Housing, Warren Heights, Series C, Rev., AMT, GNMA COLL, FHA, 4.500%, 11/20/17	131
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities Program,
335	Series A, Rev., AMT, GNMA COLL, 4.300%, 03/01/16	339
490	Series J, Rev., GNMA/FNMA/COLL, 5.900%, 09/01/23	506
235	Summit County Port Authority, Multi-Family Housing, Callis Tower Apartments Project, Rev., GNMA COLL, FHA, 4.500%, 09/20/17	238

		5,119

	Other Revenue — 11.6%
930	City of Cleveland, Parking Facilities, Rev., AGM, 5.250%, 09/15/21	1,071
1,310	County of Cuyahoga, Economic Development, Shaker Square Project, Series D, Rev., 5.000%, 12/01/25	1,476
1,250	County of Cuyahoga, Various Purpose, Rev., 5.000%, 12/01/29	1,474
1,000	County of Franklin, Hospital Facilities, OhioHealth Corp., Rev., 5.000%, 05/15/27	1,148

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
115	Franklin County Convention Facilities Authority, Rev., 5.000%, 12/01/22	125
	Ohio State Building Authority, State Facilities, Administrative Building Fund Projects,
1,835	Series A, Rev., 5.000%, 10/01/24	2,053
1,000	Series B, Rev., 5.000%, 10/01/23	1,133
1,220	Series B, Rev., 5.000%, 10/01/24	1,379
1,745	Ohio State Building Authority, State Facilities, Adult Correctional Building Fund Projects, Series A, Rev., 5.000%, 10/01/22	1,957
1,235	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.000%, 12/01/21	1,446
1,000	State of Ohio, Cultural & Sports Capital Appreciation Facilities, Series A, Rev., 5.250%, 10/01/20	1,171
1,235	State of Ohio, Parks & Recreation Capital Facilities, Series II-A, Rev., 5.000%, 12/01/20	1,442

		15,875

	Prerefunded — 15.9%
1,000	American Municipal Power-Ohio, Inc., Prairie State Energy Campus Project, Series A, Rev., AGC, 5.000%, 02/15/19 (p)	1,134
1,530	Beavercreek City School District, Counties of Greene & Montgomery, School Improvement, GO, 5.000%, 06/01/19 (p)	1,747
115	Central Ohio Solid Waste Authority, Solid Waste Facilities Improvement, Limited Tax, GO, 5.000%, 06/01/22 (p)	138
440	City of Cleveland, Parking Facilities, Rev., AGM, 5.250%, 09/15/21 (p)	530
2,200	City of Cleveland, Various Purpose, Series A, GO, AGC, 5.000%, 06/01/17 (p)	2,367
1,220	City of Cleveland, Waterworks, Series O, Rev., NATL-RE, 5.000%, 01/01/17 (p)	1,293
1,000	County of Franklin, City of Columbus, School District, School Facilities Construction & Improvement, GO, 5.000%, 06/01/19 (p)	1,140
2,500	County of Richland, Hospital Facilities, Medcentral Health System Obligated Group, Rev., 5.125%, 11/15/16 (p)	2,642
1,405	Delaware & Franklin Counties, Olentangy Local School District, School Facilities Construction & Improvement, GO, 5.000%, 06/01/18 (p)	1,563
1,000	Franklin, Delaware & Union Counties, Dublin City School District, School Facilities Construction & Improvement, GO, 5.000%, 12/01/18 (p)	1,129

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued
	Ohio State University, General Receipts,
85	Series D, Rev., 5.000%, 12/01/26 (p)	107
85	Series D, Rev., 5.000%, 12/01/27 (p)	108
2,000	Ohio State Water Development Authority, Drinking Water Assistance Fund, Rev., 5.000%, 06/01/18 (p)	2,225
1,200	State of Ohio, Infrastructure Improvement, Series A, GO, 5.375%, 03/01/18 (p)	1,335
	State of Ohio, Revitalization Project,
2,500	Series A, Rev., 5.000%, 04/01/18 (p)	2,767
1,380	Sylvania City School District, School Improvement, GO, AGC, 5.000%, 06/01/17 (p)	1,486

		21,711

	Private Placement — 0.0% (g)
71	City of Columbus, Clintonville II Street Light Assessment, Private Placement, GO, 4.400%, 09/01/15	71

	Transportation — 9.9%
	City of Cleveland, Airport System,
2,000	Series A, Rev., AGM-CR, AMBAC, 5.250%, 01/01/20	2,277
1,500	Series C, Rev., AGM, 5.000%, 01/01/19	1,583
375	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 05/15/19	375
2,000	Columbus Regional Airport Authority, Rev., NATL-RE, 5.000%, 01/01/19	2,114
	Ohio State Turnpike Commission,
2,000	Series A, Rev., 5.000%, 02/15/22	2,201
1,185	Series A, Rev., 5.000%, 02/15/23	1,304
2,000	Series A, Rev., 5.250%, 02/15/27	2,502
1,000	State of Ohio, Capital Facilities Lease Appropriation, Series A, Rev., 5.000%, 04/01/30	1,173

		13,529

	Utility — 3.7%
1,000	City of Columbus, Sewerage System, Rev., 5.000%, 06/01/28	1,188
	City of Hamilton, Electric System,
950	Series A, Rev., AGC, 5.000%, 10/01/20	1,075

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — continued
1,000	Series A, Rev., AGC, 5.000%, 10/01/21	1,120
1,000	City of Toledo, Water System, Series A, Rev., 5.000%, 11/15/25	1,141
480	Cleveland Department of Public Utilities, Division of Public Power System, Unrefunded Balance, Series A-1, Rev., NATL-RE, 5.000%, 11/15/20	505

		5,029

	Water & Sewer — 3.2%
2,000	Ohio State Water Development Authority, Capital Appreciation, Water Pollution Control Fund, Water Quality, Series B, Rev., Zero Coupon, 06/01/17	1,971
2,000	Ohio State Water Development Authority, Fresh Water, Rev., 5.500%, 12/01/21	2,438

		4,409

	Total Ohio	123,489

	Texas — 2.6%
	General Obligation — 0.8%
1,000	Northside Independent School District, Series D, GO, PSF-GTD, 5.000%, 06/15/18	1,038

	Prerefunded — 1.8%
2,500	Southeast Texas Housing Finance Corp., Single Family Mortgage, Series A, Rev., NATL-RE, Zero Coupon, 09/01/17 (p)	2,460

	Total Texas	3,498

	Total Municipal Bonds (Cost $124,542)	133,503

SHARES
Short-Term Investment — 1.3%
	Investment Company — 1.3%
1,785	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $1,785)	1,785

	Total Investments — 98.8% (Cost $126,327)	135,288
	Other Assets in Excess of Liabilities — 1.2%	1,617

	NET ASSETS — 100.0%	$136,905

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligation — 0.0% (g)
	Agency CMO — 0.0% (g)
434	Federal National Mortgage Association REMIC, Series 2002-36, Class FS, VAR, 0.699%, 06/25/32 (Cost $434)	439

Annual Demand Note — 0.4%
	New York — 0.4%
	Transportation — 0.4%
11,000	Metropolitan Transportation Authority, Subseries C-2, Rev., 4.000%, 11/15/20 (Cost $12,185)	12,226

Daily Demand Note — 0.0% (g)
	Ohio — 0.0% (g)
	Hospital — 0.0% (g)
1,500	State of Ohio, University Hospitals Health System, Inc., Rev., VRDO, 0.350%, 09/01/15 (Cost $1,500)	1,500

Monthly Demand Notes — 2.8%
	Connecticut — 0.7%
	Other Revenue — 0.7%
15,000	State of Connecticut Health & Educational Facilities Authority, Hartford Healthcare Issue, Series G, Rev., VAR, 1.078%, 10/01/15	15,022
5,775	State of Connecticut, Health & Educational Facility Authority, Series B, Rev., VAR, 0.676%, 10/01/15	5,824

	Total Connecticut	20,846

	Kansas — 0.1%
	Transportation — 0.1%
2,000	State of Kansas, Department of Transportation, Highway, Series B-3, Rev., VAR, 0.366%, 10/01/15	1,997

	Louisiana — 0.5%
	Other Revenue — 0.3%
9,500	State of Louisiana, Gasoline & Fuels Tax, Second Lien Revenue, Libor Index, Series A, Rev., VAR, 0.602%, 10/01/15	9,526

	Water & Sewer — 0.2%
4,900	East Baton Rouge Sewerage Commission, Series A, Rev., VAR, 0.632%, 10/01/15	4,863

	Total Louisiana	14,389

	New Jersey — 0.2%
	Transportation — 0.2%
	New Jersey Turnpike Authority,
3,000	Series B-1, Rev., VAR, 0.396%, 10/01/15	3,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — continued
4,000	Series B-3, Rev., VAR, 0.696%, 10/01/15	4,007

	Total New Jersey	7,007

	New York — 1.0%
	Transportation — 0.9%
	Metropolitan Transportation Authority,
7,275	Subseries G-1B, Rev., VAR, 0.626%, 10/01/15	7,276
5,000	Subseries G-1G, Rev., VAR, 0.776%, 10/01/15	5,001
15,000	Triborough Bridge & Tunnel Authority, Subseries B-C, Rev., 0.526%, 10/01/15	15,015

		27,292

	Utility — 0.1%
5,000	Long Island Power Authority, Electric System, Series C, Rev., 0.782%, 10/01/15	4,999

	Total New York	32,291

	North Carolina — 0.1%
	Education — 0.1%
2,000	University of North Carolina, Series A, Rev., 0.576%, 10/01/15	2,000

	Texas — 0.2%
	Hospital — 0.2%
7,500	County of Harris, Cultural Education Facilities Finance Corp., Children’s Hospital, Series 3, Rev., 0.979%, 10/01/15	7,486

	Total Monthly Demand Notes (Cost $85,950)	86,016

Municipal Bonds — 86.1% (t)
	Alabama — 0.1%
	Education — 0.0% (g)
750	Alabama Public School & College Authority, Capital Improvement Pool Refunding, Series 2014-A, Rev., 5.000%, 02/01/21	878

	Other Revenue — 0.1%
	Montgomery County Public Building Authority, Revenue Refunding Warrants, Facilities Project,
1,000	Rev., 5.000%, 03/01/21	1,165
500	Rev., 5.000%, 03/01/23	593

		1,758

	Total Alabama	2,636

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	23

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Alaska — 0.6%
	General Obligation — 0.4%
	State of Alaska,
8,230	Series A, GO, 5.000%, 08/01/17	8,922
2,000	Series B, GO, 5.000%, 08/01/18	2,237

		11,159

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
	Alaska Industrial Development & Export Authority Power, Snettisham Hydroelectric Project,
325	Rev., 5.000%, 01/01/16	330
765	Rev., AMT, 5.000%, 01/01/17	801
	City of Valdez, Marine Term, BP Pipelines Project,
2,000	Series B, Rev., 5.000%, 01/01/21	2,284
3,225	Series C, Rev., 5.000%, 01/01/21	3,684

		7,099

	Utility — 0.0% (g)
500	City of Anchorage, Electric Utilities, Senior Lien, Series A, Rev., 5.000%, 12/01/23	597

	Total Alaska	18,855

	Arizona — 1.8%
	Certificate of Participation/Lease — 0.5%
3,750	Arizona Board of Regents, University of Arizona Projects, Series C, COP, 5.000%, 06/01/17	4,025
500	Arizona School Facilities Board, Series A-1, COP, 5.000%, 09/01/19	569
7,880	County of Pima, COP, 2.000%, 12/01/16	8,023
1,950	University of Arizona, Board of Regents, Series B, COP, 5.000%, 06/01/16	2,017

		14,634

	General Obligation — 0.5%
5,000	City of Phoenix, GO, 4.000%, 07/01/23	5,662
2,550	City of Scottsdale, GO, 5.000%, 07/01/22	3,066
	Maricopa County, Saddle Mountain Unified School District No. 90, Arizona School Improvement,
1,350	Series A, GO, 3.000%, 07/01/16	1,377
1,550	Series A, GO, 3.000%, 07/01/17	1,607
3,755	Maricopa County, Unified School District No.11-Peoria, GO, 5.000%, 07/01/18	4,171

		15,883

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.5%
	Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals,
250	Series A, Rev., 5.000%, 12/01/21	290
1,500	Series A, Rev., 5.000%, 12/01/24	1,775
3,540	Series A, Rev., 5.000%, 12/01/25	4,138
3,000	Series A, Rev., 5.000%, 12/01/26	3,478
5,000	Phoenix City Civic Improvement Corp., Transportation Excise Tax, Light Rail Project, Rev., 5.000%, 07/01/20	5,823

		15,504

	Transportation — 0.2%
	Maricopa County, Regional Public Transportation Authority, Excise Tax Revenue, Public Transportation Fund,
1,000	Rev., 5.250%, 07/01/18	1,122
3,100	Rev., 5.250%, 07/01/19	3,572

		4,694

	Water & Sewer — 0.1%
3,025	City of Phoenix, Civic Improvement Corp., Wastewater Systems, Junior Lien, Rev., 4.000%, 07/01/16	3,121
1,000	Pima County, Sewer System, Rev., 5.000%, 07/01/18	1,114

		4,235

	Total Arizona	54,950

	Arkansas — 0.2%
	Education — 0.1%
	University of Arkansas, Uams Campus,
535	Rev., 5.000%, 03/01/20	618
500	Rev., 5.000%, 03/01/25	607
1,000	Rev., 5.000%, 03/01/26	1,206
1,000	Rev., 5.000%, 03/01/27	1,194

		3,625

	Short Term Note — 0.1%
580	City of Little Rock, Hotel & Restaurant, Tax Allocation, 5.000%, 07/01/20	672

	Water & Sewer — 0.0% (g)
555	City of Little Rock, Sewer, Rev., 5.000%, 10/01/25	663

	Total Arkansas	4,960

	California — 14.1%
	Certificate of Participation/Lease — 0.1%
	City of Chula Vista, Police Facility Project,
360	COP, 5.000%, 10/01/21	418

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Certificate of Participation/Lease — continued
465	COP, 5.000%, 10/01/22	544
1,000	COP, 5.000%, 10/01/23	1,180
	Goleta Water District,
165	Series A, COP, AGM, 3.000%, 12/01/15	166
175	Series A, COP, AGM, 4.000%, 12/01/16	183
140	Series A, COP, AGM, 5.000%, 12/01/20	164

		2,655

	Education — 0.2%
325	California Education Facilities Authority, Santa Clara University, Rev., 5.000%, 04/01/27	392
4,750	Regents of the University of California, Limited Project, Series I, Rev., 5.000%, 05/15/17	5,111

		5,503

	General Obligation — 5.9%
1,050	Allan Hancock Joint Community College District, GO, 5.000%, 08/01/22	1,259
	City & County of San Francisco,
5,310	Series A, GO, 5.000%, 06/15/25	6,349
10,000	Series R-1, GO, 5.000%, 06/15/24	12,131
5,845	City of Los Angeles, Series B, GO, 5.000%, 09/01/18	6,569
415	Contra Costa Community College District, Election of 2014, Series A, GO, 4.000%, 08/01/25	468
5,000	County of Los Angeles, Community College District, Series C, GO, 5.000%, 06/01/26	6,223
	County of Sacramento, San Juan Unified School District, Election of 2002,
820	GO, 2.000%, 08/01/16	833
525	GO, 5.000%, 08/01/17	569
395	GO, 5.000%, 08/01/18	442
860	GO, 5.000%, 08/01/19	985
775	GO, 5.000%, 08/01/20	905
1,000	County of Santa Clara, Moreland School District, GO, 5.000%, 08/01/21	1,178
6,055	County of Santa Clara, San Jose Evergreen Community College District, Series B, GO, 5.000%, 09/01/18	6,796
	Folsom Cordova Unified School District, School Facilities Improvement District No. 2,
1,000	GO, 2.000%, 10/01/16	1,019
820	GO, 4.000%, 10/01/15	822
845	GO, 5.000%, 10/01/17	922
2,500	Foothill-De Anza Community College District, GO, 5.000%, 08/01/28	3,028

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
	Grossmont Healthcare District,
1,225	Series D, GO, 5.000%, 07/15/26	1,480
1,285	Series D, GO, 5.000%, 07/15/27	1,542
1,000	Grossmont Healthcare District, Election of 2006, Series C, GO, 5.000%, 07/15/26	1,208
5,000	Los Angeles Community College District, Series A, GO, 5.000%, 08/01/29	5,906
9,000	Los Angeles Unified School District, Series C, GO, 5.000%, 07/01/21	10,659
	Moulton-Niguel Water District Consolidated,
4,500	GO, 4.000%, 09/01/15	4,500
2,260	GO, 4.000%, 09/01/16	2,346
335	GO, 4.000%, 09/01/17	358
1,100	GO, 5.000%, 09/01/16	1,153
300	GO, 5.000%, 09/01/18	337
	Novato Unified School District,
535	GO, 4.000%, 02/01/22	605
685	GO, 5.000%, 02/01/23	826
870	GO, 5.000%, 02/01/24	1,060
1,500	GO, 5.000%, 08/01/25	1,820
1,800	GO, 5.000%, 08/01/26	2,160
1,200	Oak Grove School District, GO, 5.000%, 08/01/23	1,470
1,770	Placentia-Yorba Linda Unified School District, GO, 5.000%, 08/01/25	2,170
1,200	San Diego Community College District, GO, 5.000%, 08/01/18	1,347
	San Diego Unified School District, Dedicated Unlimited Ad Valorem Property Tax,
3,825	Series R-3, GO, 5.000%, 07/01/17	4,138
10,000	Series R-3, GO, 5.000%, 07/01/18	11,165
6,310	Series R-3, GO, 5.000%, 07/01/19	7,231
8,580	San Francisco Unified School District, GO, 5.000%, 06/15/18	9,569
5,190	San Francisco Unified School District, Proposition A, Election of 2011, Series B, GO, 5.000%, 06/15/24	6,163
	San Leandro Unified School District,
550	Series A, GO, AGM, 5.000%, 08/01/25	671
2,025	Series A, GO, AGM, 5.000%, 08/01/26	2,431
	San Mateo County Community College District,
700	GO, 5.000%, 09/01/25	862
1,095	GO, 5.000%, 09/01/26	1,331
1,510	San Rafael City High School District, GO, 4.000%, 08/01/16	1,563

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
365	Santa Ana College Improvement District No. 1, Rancho Santiago Community College District, Election of 2012, Series A, GO, 5.000%, 08/01/25	441
	State of California,
1,855	GO, 5.000%, 03/01/17	1,978
1,500	GO, 5.000%, 03/01/24	1,815
13,210	GO, 5.000%, 03/01/26	15,887
4,750	GO, VAR, 4.000%, 12/01/16	4,878
10,000	GO, VAR, 4.000%, 12/01/17	10,578
	State of California, Various Purpose,
3,585	GO, 4.000%, 10/01/15	3,597
3,560	GO, 5.000%, 11/01/23	4,303
2,810	Series B, GO, 5.000%, 09/01/23	3,389

		183,435

	Hospital — 0.0% (g)
380	California Health Facilities Financing Authority, Lucile Salter Packard Children’s Hospital at Stanford, Series A, Rev., 5.000%, 08/15/25	454

	Other Revenue — 3.2%
	Alameda County Transport Authority, Sales Tax,
5,000	Rev., 3.000%, 03/01/17	5,196
3,095	Rev., 3.000%, 03/01/18	3,269
5,000	Rev., 4.000%, 03/01/19	5,514
5,000	Rev., 4.000%, 03/01/22	5,706
1,240	Rev., 5.000%, 03/01/20	1,444
1,000	Anaheim Public Financing Authority, Anaheim Convention Center Expansion Project, Series A, Rev., 5.000%, 05/01/17	1,071
1,160	California Health Facilities Financing Authority, Memorial Health Services, Series A, Rev., 5.000%, 10/01/16	1,219
	California Health Facilities Financing Authority, Providence Health & Services,
750	Series A, Rev., 5.000%, 10/01/21	892
1,500	Series A, Rev., 5.000%, 10/01/22	1,796
10,000	California Health Facilities Financing Authority, St. Joseph Health System, Rev., 5.000%, 10/18/22	11,936
	California Health Facilities Financing Authority, St. Joseph Health System Obligated Group,
5,000	Series C, Rev., VAR, 5.000%, 10/15/19	5,775
12,870	Series D, Rev., VAR, 5.000%, 10/15/20	15,109
1,000	California Municipal Finance Authority, NorthBay Healthcare Group, Series A, Rev., VAR, 2.120%, 09/03/15	1,001
100	California Municipal Finance Authority, NorthBay Healthcare Group, Rev., 5.000%, 11/01/16	104

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
11,065	California State Public Works Board, Department of Corrections and Rehabilitation, Series C, Rev., 5.000%, 06/01/17	11,912
1,500	California Statewide Communities Development Authority, Kaiser Permanente, Series B, Rev., VAR, 0.970%, 09/03/15	1,504
	Contra Costa County Transportation Authority, Sales Tax,
1,000	Series B, Rev., 4.000%, 03/01/18	1,081
1,600	Series B, Rev., 5.000%, 03/01/18	1,770
1,750	Series B, Rev., 5.000%, 03/01/19	1,992
	Glendale Redevelopment Agency, Successor Agency,
500	Tax Allocation, AGM, 3.000%, 12/01/15	503
500	Tax Allocation, AGM, 4.000%, 12/01/16	522
1,000	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A, Rev., 5.000%, 06/01/21	1,174
1,300	Los Angeles County, Regional Financing Authority, Montecedro, Inc., Project, Series B-2, Rev., 3.000%, 11/15/20	1,309
11,150	Regents of the University of California, Series AK, Rev., VAR, 5.000%, 05/15/23	13,518
	Riverside Community Properties Development, Inc., Riverside County Law Building Project,
640	Rev., 5.000%, 10/15/18	711
780	Rev., 5.000%, 10/15/19	884
255	San Bernardino County Transportation Authority, Series A, Rev., 3.000%, 03/01/17	265
	San Diego County Regional Transportation Commission, Sales Tax,
250	Series A, Rev., 5.000%, 04/01/21	297
100	Series A, Rev., 5.000%, 04/01/22	121
1,225	Santa Clara County Financing Authority, Capital Projects, Series A, Rev., 5.000%, 02/01/19	1,379
1,000	Santa Clara Valley Transportation Authority, Sales Tax, Series A, Rev., 5.000%, 04/01/26	1,221
1,000	Sonoma County Transportation Authority, Sales Tax, Rev., 5.000%, 12/01/24	1,233

		101,428

	Prerefunded — 0.2%
1,160	California State Public Works Board, California State University, Series E, Rev., 5.000%, 04/01/19 (p)	1,325
6,115	Los Angeles Unified School District, Election of 2004, Series F, GO, FGIC, 5.000%, 07/01/16 (p)	6,353

		7,678

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — 1.2%
7,550	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series C, Rev., VAR, 1.875%, 04/01/19	7,665
10,000	City of Long Beach Harbor, Series C, Rev., 5.000%, 11/15/18	11,297
	City of Los Angeles Department of Airports,
650	Series A, Rev., 5.000%, 05/15/21	757
315	Series B, Rev., 4.000%, 05/15/23	357
365	Series B, Rev., 4.000%, 05/15/24	416
1,015	Series C, Rev., 4.000%, 05/15/18	1,102
1,000	Series C, Rev., 5.000%, 05/15/19	1,142
750	Series C, Rev., 5.000%, 05/15/22	896
700	Series C, Rev., 5.000%, 05/15/24	848
9,665	Los Angeles County Metropolitan Transportation Authority, Series A, Rev., 5.000%, 07/01/19	11,099

		35,579

	Utility — 1.6%
5,000	California State Department of Water Resources, Central Valley Project Water System, Series AI, Rev., 5.000%, 12/01/17	5,495
	California State Department of Water Resources, Power Supply,
16,100	Series G-4, Rev., 4.350%, 05/01/16	16,543
15,000	Series L, Rev., 5.000%, 05/01/19	17,151
5,000	City of Los Angeles Department of Water & Power, Power System, Series A, Rev., 4.000%, 07/01/17	5,314
4,250	City of Los Angeles Department of Water & Power, Water System, Series A, Rev., 5.000%, 07/01/16	4,422
250	Turlock Irrigation District, First Priority, Rev., 5.000%, 01/01/19	281
400	Walnut Energy Center Authority, Series A, Rev., 5.000%, 01/01/23	476

		49,682

	Water & Sewer — 1.7%
	City of Los Angeles Wastewater System Subordinate,
1,500	Series A, Rev., 5.000%, 06/01/18	1,670
1,250	Series A, Rev., 5.000%, 06/01/19	1,429
	County of San Mateo, Silicon Valley Clean Water,
325	Rev., 4.000%, 02/01/16	330
400	Rev., 4.000%, 02/01/19	441
300	Rev., 5.000%, 02/01/17	319
320	Rev., 5.000%, 02/01/18	353

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — continued
	East Bay Municipal Utility District, Wastewater System,
3,000	Series A, Rev., 5.000%, 06/01/20	3,520
2,330	Series B, Rev., 5.000%, 06/01/19	2,666
2,750	Los Angeles Wastewater System, Series A, Rev., 5.000%, 06/01/22	3,295
	Metropolitan Water District of Southern California,
4,000	Series A, Rev., 5.000%, 07/01/18	4,466
8,000	Series A, Rev., 5.000%, 07/01/19	9,174
5,000	Series C, Rev., 5.000%, 07/01/18	5,583
6,105	Series C-1, Rev., VAR, 3.000%, 10/01/19	6,496
5,815	Series G-1, Rev., VAR, 2.000%, 10/01/16	5,888
5,000	State of California, Department of Water Resources, Central Valley Project, Water System, Series AS, Rev., 5.000%, 12/01/25	6,174

		51,804

	Total California	438,218

	Colorado — 0.7%
	Certificate of Participation/Lease — 0.2%
	City of Longmont,
100	Series A, COP, 5.000%, 12/01/21	116
100	Series A, COP, 5.000%, 12/01/22	118
100	Series A, COP, 5.000%, 12/01/24	119
	County of Boulder, Flood Reconstruction Projects,
500	COP, 5.000%, 12/01/21	576
720	COP, 5.000%, 12/01/22	824
500	COP, 5.000%, 12/01/23	572
500	COP, 5.000%, 12/01/25	569
	Regional Transportation District,
2,000	Series A, COP, 5.000%, 06/01/23	2,278
1,700	Series A, COP, 5.000%, 06/01/25	1,930

		7,102

	Education — 0.2%
	University of Colorado, University Enterprise,
3,150	Series A, Rev., 5.000%, 06/01/22	3,785
2,300	Series B-1, Rev., 5.000%, 06/01/23	2,796
400	University of Northern Colorado Greeley, Colorado Institutional Enterprise Refunding, Series A, Rev., 3.000%, 06/01/16	408

		6,989

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — 0.1%
	Counties of Gunnison, Watershed School District No. 1,
300	GO, 4.000%, 12/01/22	340
500	GO, 5.000%, 12/01/26	597
1,000	Routt County, Colorado School District Re-2 Steamboat Springs Refunding, Series A, GO, 4.000%, 12/01/18	1,096

		2,033

	Other Revenue — 0.1%
1,000	County of Boulder, Rev., 5.000%, 12/15/16	1,059
1,850	Denver Urban Renewal Authority, Series A-1, Rev., 5.000%, 12/01/16	1,950

		3,009

	Water & Sewer — 0.1%
1,000	Board of Water Works of Pueblo, Water, Rev., 2.000%, 11/01/18	1,029

	Total Colorado	20,162

	Connecticut — 1.9%
	General Obligation — 1.1%
1,125	City of Shelton, GO, 4.000%, 08/01/17	1,198
	State of Connecticut,
6,005	Series A, GO, AGM, 5.000%, 12/15/16	6,359
6,500	Series B, GO, 5.000%, 05/15/21	7,576
10,000	Series C, GO, 5.000%, 12/15/15	10,142
8,000	Series C, GO, 5.000%, 06/15/20	9,259

		34,534

	Housing — 0.0% (g)
425	Connecticut Housing Finance Authority, Housing Mortgage Finance Program, Series B, Subseries B-1, Rev., 0.900%, 05/15/16	426

	Transportation — 0.8%
10,000	State of Connecticut, Transportation Infrastructure Purposes, Series A, Rev., 5.000%, 09/01/28	11,670
	State of Connecticut, Transportation Infrastructure, Special Tax,
4,265	Series A, Rev., 5.000%, 12/01/17	4,670
5,750	Series B, Rev., 5.000%, 12/01/17	6,295

		22,635

	Total Connecticut	57,595

	Delaware — 0.8%
	General Obligation — 0.8%
	State of Delaware,
120	GO, 5.000%, 07/01/19	137

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
8,500	Series 2009C, GO, 5.000%, 10/01/16	8,938
14,590	Series A, GO, 5.000%, 07/01/17	15,770

	Total Delaware	24,845

	District of Columbia — 0.5%
	Hospital — 0.4%
	District of Columbia Children’s Hospital,
975	Rev., 5.000%, 07/15/20 (w)	1,120
500	Rev., 5.000%, 07/15/21 (w)	579
850	Rev., 5.000%, 07/15/22 (w)	992
2,725	Rev., 5.000%, 07/15/23 (w)	3,199
1,100	Rev., 5.000%, 07/15/25 (w)	1,306
1,000	Rev., 5.000%, 07/15/26 (w)	1,179
2,500	Rev., 5.000%, 07/15/29 (w)	2,861

		11,236

	Transportation — 0.1%
	Metropolitan Washington Airports Authority, Airport System,
2,625	Series C, Rev., 5.000%, 10/01/20	3,065
1,475	Series C, Rev., 5.000%, 10/01/21	1,736

		4,801

	Total District of Columbia	16,037

	Florida — 3.1%
	Certificate of Participation/Lease — 1.1%
4,600	Lee County School Board, Series B, COP, 5.000%, 08/01/17	4,976
5,600	Miami-Dade County School Board, Series A, COP, 5.000%, 05/01/26	6,566
	School Board of Duval County,
1,035	Series B, COP, 5.000%, 07/01/19 (w)	1,172
750	Series B, COP, 5.000%, 07/01/21 (w)	873
	Seminole County School Board,
295	Series A, COP, 4.000%, 07/01/18	318
200	Series A, COP, 5.000%, 07/01/19	227
210	Series A, COP, 5.000%, 07/01/20	242
750	St. Lucie County School Board, Master Lease Program, Series A, COP, 5.000%, 07/01/19	849
	St.Johns County School Board, Master Lease Program,
7,645	COP, 5.000%, 07/01/17	8,246
3,000	COP, 5.000%, 07/01/18	3,334
1,500	COP, 5.000%, 07/01/19	1,703
2,000	COP, 5.000%, 07/01/20	2,308
1,750	COP, 5.000%, 07/01/21	2,039

		32,853

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Education — 0.2%
1,660	Board of Governors of the University of Florida, Student Activity, Rev., 5.000%, 07/01/20	1,928
4,000	School Board of Duval County, Series B, Rev., 5.000%, 07/01/26	4,712

		6,640

	General Obligation — 0.3%
4,845	Broward County School District, GO, 5.000%, 07/01/23	5,747
	City of Port St. Lucie,
425	GO, 4.000%, 07/01/16	438
450	GO, 4.000%, 07/01/17	476
	Miami-Dade County, Public Health Trust Program,
1,000	Series C, GO, 5.000%, 07/01/25	1,201
750	Series C, GO, 5.000%, 07/01/27	882
1,000	Series C, GO, 5.000%, 07/01/28	1,166
1,000	Reedy Creek Improvement District, Series B, GO, 4.000%, 06/01/19	1,097

		11,007

	Hospital — 0.0% (g)
1,000	Palm Beach County Health Facilities Authority, Hospital, BRRH Corp., Obligated Group, Rev., 3.000%, 12/01/16	1,025

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
6,000	Escambia County, Pollution Control, Rev., VAR, 1.550%, 06/15/16	6,052

	Other Revenue — 0.3%
2,000	Broward County, Half-Central, Main Court House Project, Sales Tax, Series A, Rev., 5.000%, 10/01/15	2,008
550	City of Jacksonville, Series B, Rev., 5.000%, 10/01/17	597
2,185	City of Tallahassee, Energy System, Rev., 5.000%, 10/01/23	2,621
	Lee County,
1,000	Rev., 5.000%, 10/01/17	1,086
3,365	Rev., 5.000%, 10/01/26	4,052
	Miami Beach Health Facilities Authority, Mt Sinai Medical Centre,
200	Rev., 4.000%, 11/15/16	208
150	Rev., 4.000%, 11/15/17	159

		10,731

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.2%
4,500	Hillsborough County Industrial Development Authority, Health Facilities Projects, University Community Hospital, Series A, Rev., 5.625%, 08/15/18 (p)	5,108

	Transportation — 0.1%
	Miami-Dade County Expressway Authority, Toll System,
1,550	Series A, Rev., 5.000%, 07/01/20	1,800
625	Series A, Rev., 5.000%, 07/01/22	736
850	Series B, Rev., 5.000%, 07/01/25	1,000

		3,536

	Utility — 0.3%
	Florida Municipal Power Agency, All Requirements Power Supply Project,
1,000	Series B, Rev., 5.000%, 10/01/25	1,193
750	Series B, Rev., 5.000%, 10/01/26	885
4,140	JEA Electric System, Series A, Rev., 5.000%, 10/01/16	4,348
1,700	Orlando Utilities Commission, Utilities System, Series C, Rev., 5.000%, 10/01/15	1,707

		8,133

	Water & Sewer — 0.4%
5,000	Broward County, Water & Sewer Utilities, Series A, Rev., 5.000%, 10/01/28	5,987
5,000	Tampa Bay Water Utility System, Water Supply Authority, Rev., NATL-RE, FGIC, 5.250%, 10/01/15	5,022

		11,009

	Total Florida	96,094

	Georgia — 3.2%
	General Obligation — 2.2%
1,065	Bryan County, School District, Sales Tax, GO, 4.000%, 08/01/17	1,133
4,210	Bulloch County School District, Sales Tax, Series A, GO, 4.000%, 05/01/16	4,314
1,000	City of Atlanta, Series A, GO, 4.000%, 12/01/19	1,110
1,400	County of Sumter, Sales Tax, GO, 4.000%, 12/01/18	1,530
5,365	DeKalb County, Special Transportation Parks & Greenspace, GO, 5.000%, 12/01/15	5,431
	State of Georgia,
5,405	Series B, GO, 5.000%, 10/01/17	5,894
10,055	Series B, GO, 5.750%, 08/01/16	10,563
5,000	Series E, GO, 4.000%, 09/01/18	5,458

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
14,800	Series I, GO, 5.000%, 07/01/18	16,507
1,250	Series I, GO, 5.000%, 07/01/19	1,432
8,165	Series I, GO, 5.000%, 07/01/21	9,705
4,270	Series J-2, GO, 4.000%, 11/01/17	4,578

		67,655

	Housing — 0.0% (g)
	Georgia Housing & Finance Authority, Single Family,
750	Series A-4, Rev., 0.800%, 06/01/17	752
700	Series A-4, Rev., 0.900%, 12/01/17	701

		1,453

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
4,000	Monroe County Development Authority, Pollution Control, Gulf Power Company Plant, Scherer Project, Rev., VAR, 2.000%, 06/21/18	4,047

	Other Revenue — 0.4%
5,000	Fulton County Development Authority, Technology Athletic Association Project, Series A, Rev., 5.000%, 10/01/22	5,878

	Transportation — 0.2%
5,000	Metropolitan Atlanta Rapid Transit Authority, Sales Tax, Rev., VAR, 0.300%, 09/03/15	4,979

		10,857

	Special Tax — 0.1%
	Atlanta Development Authority, New Downtown Atlanta Stadium Project, Senior Lien,
1,000	Series A-1, Rev., 5.000%, 07/01/27	1,171
1,000	Series A-1, Rev., 5.000%, 07/01/28	1,159
750	Series A-1, Rev., 5.000%, 07/01/29	864

		3,194

	Utility — 0.1%
	Camden County Public Service Authority, St. Mary’s Project,
1,230	Rev., 5.000%, 12/01/15	1,245
1,685	Rev., 5.000%, 12/01/16	1,780

		3,025

	Water & Sewer — 0.3%
	City of Atlanta, Water & Wastewater, Revenue Refunding,
3,750	Rev., 5.000%, 11/01/26	4,485
3,200	Series B, Rev., 5.000%, 11/01/15	3,226
500	Cobb County-Marietta Water Authority, Rev., 5.000%, 11/01/23	611

		8,322

	Total Georgia	98,553

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hawaii — 1.1%
	General Obligation — 1.0%
	City & County of Honolulu,
1,500	Series A, GO, 5.000%, 10/01/18	1,684
3,700	Series B, GO, 5.000%, 10/01/18	4,154
	State of Hawaii,
10,160	Series DY, GO, 5.000%, 02/01/20	11,759
5,000	Series EA, GO, 5.000%, 12/01/16	5,293
7,640	Series EF, GO, 5.000%, 11/01/21	9,063

		31,953

	Prerefunded — 0.1%
2,205	State of Hawaii, Series D, GO, 5.000%, 06/01/16 (p)	2,283

	Total Hawaii	34,236

	Idaho — 0.1%
	Education — 0.0% (g)
565	University of Idaho, Series A, Rev., 5.000%, 04/01/22	670

	Transportation — 0.1%
1,950	Idaho Housing & Finance Association, Federal Highway Trust, Series A, Rev., GRAN, 5.000%, 07/15/25	2,303

	Total Idaho	2,973

	Illinois — 3.0%
	Education — 0.2%
5,000	Illinois Educational Facilities Authority, University of Chicago, Series B-2, Rev., VAR, 1.550%, 02/13/20	4,954

	General Obligation — 0.9%
2,000	Chicago Park District, Harbor Facilities, Series D, GO, 5.000%, 01/01/21	2,226
1,225	City of Peoria, Series A, GO, 5.000%, 01/01/20	1,394
4,740	City of Peoria, Tazewell County, Community College District No. 514, Series A, GO, 5.000%, 12/01/19	5,464
3,460	County of Winnebago, Series A, GO, 4.000%, 12/30/19	3,840
1,585	Du Page Cook & Will Counties Community College District No. 502, Series B, GO, 4.000%, 01/01/16	1,605
2,800	DuPage County Forest Preserve District, GO, 5.000%, 01/01/21	3,264
3,350	Greater Chicago Metropolitan Water Reclamation District, Series A, GO, 5.000%, 12/01/20	3,892

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
	McHenry County, Woodstock Community Unit School District No. 200,
1,000	GO, 2.000%, 01/15/17	1,019
300	GO, 5.000%, 01/15/21	348
2,500	State of Illinois, GO, 4.000%, 02/01/18	2,595
2,250	Village of Wilmette, GO, 4.125%, 12/01/16	2,354

		28,001

	Other Revenue — 1.0%
3,000	Chicago Transit Authority Capital, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Rev., 5.000%, 06/01/18 (w)	3,241
1,960	Illinois Finance Authority, National Rural Utilities Cooperative Finance Corp., Guaranteed Solid Waste Disposal, Prairie Power, Inc. Project, Series 2008A, Rev., VAR, 1.300%, 05/08/17	1,965
2,715	Illinois Finance Authority, Rush University Medical Center Obligated Group, Series A, Rev., 5.000%, 11/15/25	3,179
	Illinois Finance Authority, Silver Cross Hospital and Medical Centers,
150	Series C, Rev., 5.000%, 08/15/21	168
500	Series C, Rev., 5.000%, 08/15/22	561
6,000	Illinois State Toll Highway Authority, Series A, Rev., 5.000%, 12/01/20	6,958
5,000	Illinois State Toll Highway Authority, Senior Priority, Series B, Rev., 5.000%, 12/01/17	5,449
4,500	Municipal Electric Agency Power Supply System, Rev., 5.000%, 02/01/19	5,039
5,000	State of Illinois, Unemployment Insurance Fund Building Receipts, Series A, Rev., 5.000%, 06/15/16	5,187

		31,747

	Prerefunded — 0.7%
14,425	Illinois State Toll Highway Authority, Senior Priority, Series A-2, Rev., AGM, 5.000%, 07/01/16 (p)	14,993
5,720	University of Illinois, Auxiliary Facilities System, Rev., NATL-RE, 5.000%, 04/01/16 (p)	5,878

		20,871

	Transportation — 0.1%
	City of Chicago, Chicago Midway Airport Second Lien Revenue Refunding,
500	Series 2014A, Rev., 5.000%, 01/01/20	570
2,580	Series 2014A, Rev., 5.000%, 01/01/21	2,921

		3,491

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.1%
	City of Chicago, Wastewater Transmission, Second Lien,
1,000	Rev., 5.000%, 01/01/23	1,080
800	Rev., 5.000%, 01/01/24	868
1,000	Rev., 5.000%, 01/01/25	1,075

		3,023

	Total Illinois	92,087

	Indiana — 1.3%
	Education — 0.2%
800	County of Dearborn, Aurora School Building Corp., First Mortgage Refunding & Improvement, Rev., 4.000%, 07/15/16	825
	County of Elkhart, GCS School Building Corp. One, First Mortgage Refunding & Improvement,
300	Rev., 4.000%, 07/15/17	318
265	Rev., 5.000%, 07/15/18	294
	New Albany Floyd County School Building Corp.,
700	Rev., 5.000%, 07/15/21	818
835	Rev., 5.000%, 07/15/22	985
2,105	Northwest Allen School Building Corp., Rev., 5.000%, 07/15/17	2,268

		5,508

	General Obligation — 0.0% (g)
1,000	Indianapolis-Marion County Public Library, GO, 5.000%, 01/01/16	1,016

	Other Revenue — 1.0%
	Fort Wayne Redevelopment Authority Lease Rent, Harrison Square Project,
795	Rev., 5.000%, 02/01/22	933
1,255	Rev., 5.000%, 02/01/23	1,483
1,000	Rev., 5.000%, 08/01/23	1,190
1,170	Indiana Finance Authority, Educational Facilities, Indianapolis Museum of Art, Inc. Project, Series B, Rev., 5.000%, 02/01/19	1,301
1,000	Indiana Finance Authority, Stadium Project, Lease Appropriation, Series A, Rev., 5.250%, 02/01/28	1,201
10,000	Indiana Health Facility Financing Authority, Ascension Health Credit Group, Rev., VAR, 0.300%, 02/03/16	10,006
	Indiana State Finance Authority State Revolving Fund Program Refunding,
3,080	Series B, Rev., 5.000%, 02/01/18	3,387
5,500	Series B, Rev., 5.000%, 02/01/19	6,216

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
3,320	Indianapolis Local Public Improvement Bond Bank, Series D, Rev., 5.000%, 06/01/17	3,558

		29,275

	Prerefunded — 0.0% (g)
750	Indiana State Office Building Commission, Indiana State Museum Facility, Series C, Rev., NATL-RE, FGIC, 5.250%, 07/01/19 (p)	866

	Utility — 0.1%
	Indiana Municipal Power Agency, Power Supply System,
1,085	Series A, Rev., 5.000%, 01/01/17	1,149
1,000	Series A, Rev., 5.000%, 01/01/18	1,093
1,250	Series A, Rev., 5.000%, 01/01/19	1,402

		3,644

	Water & Sewer — 0.0% (g)
620	Evansville Local Public Improvement Bond Bank, Sewage Works Project, Series A, Rev., 5.000%, 07/01/19	702

	Total Indiana	41,011

	Kansas — 0.4%
	Certificate of Participation/Lease — 0.0% (g)
915	Johnson County Park & Recreation District, Series A, COP, 4.000%, 09/01/16	947

	General Obligation — 0.0% (g)
200	Butler County, Unified School District No. 375, GO, 4.000%, 09/01/24	218

	Other Revenue — 0.1%
	Wyandotte County-Kansas City Unified Government, Sales Tax, Redevelopment Project Area B, Sub Lien,
1,000	Rev., 4.000%, 12/01/15	1,009
1,000	Rev., 5.000%, 12/01/16	1,054

		2,063

	Prerefunded — 0.1%
1,795	Kansas Development Finance Authority, Public Water Supply, Series DW-1, Rev., 3.250%, 04/01/17 (p)	1,870

	Transportation — 0.1%
3,400	Kansas State Department Transportation Highway, Series C, Rev., 5.000%, 09/01/17	3,697

	Utility — 0.0% (g)
1,200	Wyandotte County Unified Government, Utility System Improvement, Series A, Rev., 5.000%, 09/01/21	1,407

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.1%
2,200	City of Wichita, Water & Sewer Utility, Series A, Rev., 5.000%, 10/01/22	2,640

	Total Kansas	12,842

	Kentucky — 0.9%
	Education — 0.3%
6,980	University of Kentucky, Series D, Rev., 5.000%, 10/01/21	8,271

	Prerefunded — 0.1%
2,500	Louisville/Jefferson County Metro Government, Health Facilities, Jewish Hospital & St. Mary’s HealthCare, Inc. Project, Rev., 6.125%, 02/01/18 (p)	2,818

	Transportation — 0.4%
	Kentucky Turnpike Authority, Economic Development Road, Revitalization Projects,
3,000	Series B, Rev., 5.000%, 07/01/22	3,555
5,000	Series B, Rev., 5.000%, 07/01/25	6,057
2,500	Kentucky Turnpike Authority, Revitalization Projects, Series A, Rev., 5.000%, 07/01/16	2,600
	Louisville Regional Airport Authority, Airport System,
1,500	Series A, Rev., 3.000%, 07/01/17	1,561
345	Series B, Rev., 4.000%, 07/01/18	374

		14,147

	Utility — 0.1%
2,000	Louisville/Jefferson County Metro Government, Pollution Control, Louisville Gas & Electric Company Project, Series A, Rev., VAR, 2.200%, 08/01/19	2,042

	Water & Sewer — 0.0% (g)
1,000	Kentucky Infrastructure Authority, Wastewater & Drinking Water Revolving Fund, Series A, Rev., 4.000%, 02/01/17	1,050

	Total Kentucky	28,328

	Louisiana — 1.2%
	General Obligation — 0.4%
	State of Louisiana,
5,000	Series A, GO, 5.000%, 08/01/19	5,685
7,000	Series B, GO, 5.000%, 11/15/18	7,865

		13,550

	Other Revenue — 0.7%
	City of Bossier, Local Government Environmental Facilities & Community Development Authority, Louisiana Project,
800	Rev., 5.000%, 11/01/22	943

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
1,265	Rev., 5.000%, 11/01/24	1,500
1,600	Rev., 5.000%, 11/01/25	1,884
3,525	Rev., 5.000%, 11/01/26	4,187
5,000	Louisiana Public Facilities Authority, Hurricane Recovery Program, Rev., 5.000%, 06/01/23	5,970
	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project,
160	Rev., 3.000%, 05/15/17	165
300	Rev., 3.000%, 05/15/18	312
	Tobacco Settlement Financing Corp., Asset-Backed,
2,500	Series A, Rev., 5.000%, 05/15/16	2,565
2,250	Series A, Rev., 5.000%, 05/15/17	2,386

		19,912

	Utility — 0.1%
1,000	City of Bossier, Utilities, Rev., 5.000%, 10/01/25	1,194
1,100	City of New Orleans, Rev., 5.000%, 12/01/18	1,222

		2,416

	Total Louisiana	35,878

	Maine — 0.4%
	General Obligation — 0.4%
	State of Maine,
4,740	Series B, GO, 4.000%, 06/01/17	5,023
6,000	Series B, GO, 5.000%, 06/01/18	6,674

	Total Maine	11,697

	Maryland — 2.9%
	Education — 0.6%
	University of Maryland, Auxiliary Facilities & Tuition System,
1,000	Series A, Rev., 5.000%, 04/01/17	1,071
5,035	Series A, Rev., 5.000%, 04/01/18	5,572
5,095	Series A, Rev., 5.000%, 04/01/19	5,787
5,540	Series A, Rev., 5.000%, 04/01/20	6,442

		18,872

	General Obligation — 1.8%
5,000	County of Baltimore, Consolidated Public Improvement, GO, 5.000%, 08/01/21	5,945
2,000	County of Montgomery, Public Improvement, Series A, GO, 5.000%, 08/01/19	2,294
12,795	State of Maryland, Local Facilities Loan, Series A, GO, 5.000%, 08/01/20	14,995
	State of Maryland, State & Local Facilities Loan,
3,650	Series B, GO, 5.000%, 03/15/16	3,745

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
17,780	Series B, GO, 5.000%, 03/15/18	19,646
6,900	Series C, GO, 5.000%, 08/01/20	8,087

		54,712

	Other Revenue — 0.1%
1,500	Maryland Health & Higher Educational Facilities Authority, The Johns Hopkins Health System Issue, Series A, Rev., 5.000%, 05/15/24	1,809
	State of Maryland, Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center,
750	Rev., 5.000%, 07/01/22	880
845	Rev., 5.000%, 07/01/23	1,002

		3,691

	Prerefunded — 0.2%
1,010	County of Prince George’s, Public Improvement, GO, NATL-RE, 4.000%, 10/01/15 (p)	1,013
4,335	State of Maryland, State and Local Facilities, Series C, GO, 5.000%, 03/01/19 (p)	4,914

		5,927

	Transportation — 0.2%
5,000	Maryland State Department of Transportation County Transportation, Rev., 5.000%, 03/01/16	5,120
2,070	Maryland State Transportation Authority, Rev., GRAN, 5.000%, 03/01/17	2,209

		7,329

	Total Maryland	90,531

	Massachusetts — 2.1%
	Education — 0.1%
	Massachusetts Development Finance Agency, Boston College,
2,300	Series S, Rev., 5.000%, 07/01/16	2,392
1,000	Series S, Rev., 5.000%, 07/01/17	1,081

		3,473

	General Obligation — 1.3%
	City of Boston,
6,820	Series A, GO, 5.000%, 03/01/22	8,177
7,360	Series A, GO, 5.000%, 03/01/23	8,934
	Commonwealth of Massachusetts,
5,430	Series B, GO, 5.000%, 08/01/16	5,670
10,000	Series B, GO, AGM, 5.250%, 09/01/24	12,472
4,310	Massachusetts State Consolidate Loan of 2014, Series 2, GO, 4.000%, 04/01/18	4,653

		39,906

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — 0.3%
2,335	Commonwealth of Massachusetts, Special Obligation, Series A, Rev., AGM, 5.500%, 06/01/16	2,429
1,000	Massachusetts Clean Water Trust, State Revolving Fund, Green Bond, Series 18, Rev., 5.000%, 02/01/26	1,197
3,250	Massachusetts Development Finance Agency, Caregroup, Series H-1, Rev., 5.000%, 07/01/19 (w)	3,655
1,500	Massachusetts Development Finance Agency, Partners Healthcare, Series O-2, Rev., 5.000%, 07/01/21	1,759
750	Massachusetts Port Authority, Series C, Rev., 5.000%, 07/01/23	903

		9,943

	Prerefunded — 0.4%
7,515	Massachusetts Health & Educational Facilities Authority, Institute of Technology, Series O, Rev., 6.000%, 07/01/18 (p)	8,591
1,900	Massachusetts State College Building Authority, Series A, Rev., AMBAC, 5.000%, 05/01/16 (p)	1,961

		10,552

	Total Massachusetts	63,874

	Michigan — 1.4%
	General Obligation — 0.7%
800	County of Wayne, Wayne-Westland Community Schools, GO, Q-SBLF, 5.000%, 05/01/18	878
	Kalamazoo Public Schools,
2,000	GO, 4.000%, 05/01/25	2,198
1,000	GO, 5.000%, 05/01/22	1,166
1,000	GO, 5.000%, 05/01/26	1,175
3,750	Rochester Community School District, GO, Q-SBLF, 4.000%, 05/01/16	3,835
4,400	State of Michigan, GO, 5.500%, 12/01/15	4,460
2,000	State of Michigan, Environmental Program, Series A, GO, 5.000%, 12/01/28 (w)	2,397
	Troy School District, School Building & Site,
1,425	GO, Q-SBLF, 3.000%, 05/01/17	1,475
875	GO, Q-SBLF, 4.000%, 05/01/18	943
650	GO, Q-SBLF, 5.000%, 05/01/19	734
500	GO, Q-SBLF, 5.000%, 05/01/20	577
550	GO, Q-SBLF, 5.000%, 05/01/21	642
500	GO, Q-SBLF, 5.000%, 05/01/22	592

		21,072

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.1%
1,400	City of Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligated Group, Series D, Rev., 5.000%, 09/01/25	1,610
2,250	Michigan State Hospital Finance Authority, Ascension Health Credit Group, Series B-4, Rev., 5.000%, 11/15/27	2,673

		4,283

	Other Revenue — 0.4%
2,110	Michigan Finance Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/16	2,219
2,250	Michigan Finance Authority, Clean Water State Revolving Fund, Rev., 5.000%, 10/01/21	2,670
	Michigan Finance Authority, Local Government Loan Program,
1,290	Series B, Rev., 4.000%, 11/01/18	1,403
675	Series B, Rev., 4.000%, 11/01/19	743
455	Series B, Rev., 4.000%, 11/01/20	504
6,355	Michigan Municipal Bond Authority, Clean Water State Revolving Fund, Rev., 5.000%, 10/01/20	6,911

		14,450

	Utility — 0.1%
2,060	Lansing Board of Water & Light, Utility Systems, Series A, Rev., 5.000%, 07/01/16	2,140

	Water & Sewer — 0.1%
	City of Grand Rapids, Sanitary Sewer System Improvement,
350	Rev., 5.000%, 01/01/22	416
450	Rev., 5.000%, 01/01/23	543
	City of Grand Rapids, Water Supply System,
590	Rev., 5.000%, 01/01/24	711
585	Rev., 5.000%, 01/01/25	712

		2,382

	Total Michigan	44,327

	Minnesota — 1.5%
	General Obligation — 1.2%
11,885	State of Minnesota, Series A, GO, 5.000%, 08/01/18	13,280
	State of Minnesota, Trunk Highway,
5,000	Series B, GO, 5.000%, 10/01/17	5,449
10,000	Series B, GO, 5.000%, 08/01/18	11,174
	State of Minnesota, Various Purpose,
5,555	Series A, GO, 5.000%, 10/01/15	5,578
3,500	Series A, GO, 5.000%, 06/01/17	3,769

		39,250

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — 0.1%
	Minneapolis-St Paul Metropolitan Airports Commission, Subordinate Airport,
750	Series A, Rev., 5.000%, 01/01/18	822
220	Series A, Rev., 5.000%, 01/01/20	253
1,000	Series A, Rev., 5.000%, 01/01/22	1,182

		2,257

	Utility — 0.2%
	Western Minnesota Municipal Power Agency, Power Supply,
2,400	Series A, Rev., 3.000%, 01/01/18	2,520
1,500	Series A, Rev., 5.000%, 01/01/23	1,790
1,000	Series A, Rev., 5.000%, 01/01/24	1,203

		5,513

	Total Minnesota	47,020

	Mississippi — 0.7%
	Education — 0.1%
1,745	Mississippi State University Educational Building Corp., New Facilities and Refinancing Project, Series A, Rev., 4.000%, 08/01/18	1,899

	General Obligation — 0.6%
	State of Mississippi,
11,735	Series C, GO, 5.000%, 10/01/25	14,492
2,500	Series F, GO, 5.250%, 10/01/23	3,080
2,000	State of Mississippi, Nissan North America, Inc. Project, Series B, GO, 5.000%, 11/01/15	2,016

		19,588

	Total Mississippi	21,487

	Missouri — 1.4%
	Certificate of Participation/Lease — 0.1%
1,000	City of Chesterfield, COP, 5.000%, 12/01/21	1,180
750	Cole County Missouri Refunding COP, Jail Project, COP, 4.000%, 12/01/16	782

		1,962

	Education — 0.1%
	Health & Educational Facilities Authority,
450	Rev., 4.000%, 10/01/18	490
625	Rev., 4.000%, 10/01/19	692
300	Rev., 4.000%, 10/01/20	335
300	Rev., 4.000%, 10/01/21	335

		1,852

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.0% (g)
350	County of Clay, North Kansas City School District 74, Refunding & Improvement, Missouri Direct Deposit Program, GO, 5.000%, 03/01/22	415
325	School District of the City of Ladue, GO, 4.000%, 03/01/21	365

		780

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
2,895	Kansas City Industrial Development Authority, Series A, Rev., AMBAC, 5.000%, 12/01/20	3,150

	Other Revenue — 0.7%
2,100	Bi-State Development Agency, Metropolitan District, Sales Tax Appropriation, Combined Lien, Series A, Rev., 5.000%, 10/01/17	2,289
	City of Springfield,
1,155	Series A, Rev., 2.000%, 09/01/15	1,155
350	Series A, Rev., 4.000%, 09/01/18	379
	County of Jackson, Harry S. Truman Sports Complex Project,
2,500	Rev., 5.000%, 12/01/17	2,733
2,000	Rev., 5.000%, 12/01/22	2,385
2,300	Rev., 5.000%, 12/01/23	2,762
2,010	County of St. Louis, Regional Convention & Sports Complex Authority, Convention & Sports Facility, Series B, Rev., 5.000%, 08/15/19	2,285
	Missouri State Health & Educational Facilities Authority, Health Facilities, BJC Health System,
1,000	Rev., 5.000%, 01/01/17	1,060
950	Rev., 5.000%, 01/01/18	1,040
780	Rev., 5.000%, 01/01/19	876
225	Rev., 5.000%, 01/01/21	262
	State of Missouri, Environmental Improvement & Energy Residual Authority, Water Pollution Control & Drinking Water,
2,045	Rev., 5.000%, 01/01/24	2,434
2,755	Series B, Rev., 5.000%, 07/01/23	3,226

		22,886

	Transportation — 0.4%
	Kansas City, Missouri Airport Refunding, General Improvement,
2,500	Series B, Rev., 5.000%, 09/01/17	2,706
1,250	Series B, Rev., 5.000%, 09/01/18	1,391

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — continued
	Missouri Airport Refunding, Lambert St. Louis International Airport,
1,575	Rev., 5.000%, 07/01/21	1,821
1,000	Rev., 5.000%, 07/01/22	1,164
1,080	Rev., 5.000%, 07/01/23	1,264
3,750	Missouri Highways & Transportation Commission, Senior Lien, Rev., 5.000%, 02/01/16	3,826

		12,172

	Total Missouri	42,802

	Montana — 0.1%
	General Obligation — 0.1%
	State of Montana, Long-Range Building Program,
690	GO, 5.000%, 08/01/21	821
1,000	GO, 5.000%, 08/01/22	1,206
650	Yellowstone County, School District No. 2 Billings, School Building, GO, 5.000%, 06/15/20	759

	Total Montana	2,786

	Nebraska — 0.3%
	General Obligation — 0.1%
1,000	City of Omaha, Series B, GO, 5.000%, 11/15/25	1,221
1,680	City of Omaha, Various Purpose, Series A, GO, 4.000%, 11/15/16	1,754

		2,975

	Utility — 0.2%
2,000	Central Plains Energy Project, Gas Project No. 3, Rev., 5.000%, 09/01/17	2,125
1,750	Municipal Energy Agency of Nebraska, Series A, Rev., 5.000%, 04/01/17	1,870
1,175	Nebraska Public Power District, Series A, Rev., 5.000%, 01/01/16	1,194

		5,189

	Total Nebraska	8,164

	Nevada — 0.2%
	Other Revenue — 0.2%
1,250	County of Clark, Series A, Rev., 4.000%, 07/01/18	1,353
5,000	State of Nevada, Unemployment Compensation Fund, Rev., 5.000%, 06/01/16	5,181

	Total Nevada	6,534

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New Hampshire — 0.1%
	General Obligation — 0.1%
2,200	State of New Hampshire, Capital Improvement, Series B, GO, 5.000%, 12/01/27	2,661

	New Jersey — 2.0%
	Education — 0.3%
1,040	New Jersey Economic Development Authority, School Facilities Construction, Series A, Rev., 5.250%, 12/15/20	1,114
	New Jersey Educational Facilities Authority, Higher Education Capital Improvement Fund Issue,
3,370	Series A, Rev., 5.000%, 09/01/24	3,550
1,250	Series C, Rev., 5.000%, 09/01/19	1,331
1,900	Union County Improvement Authority, County College Facility Project, Series B, Rev., 4.000%, 02/01/18	2,033

		8,028

	General Obligation — 0.8%
150	City of Long Branch, GO, 4.000%, 01/15/21	165
	County of Passaic,
2,355	GO, 5.000%, 02/01/19	2,630
1,685	GO, 5.000%, 02/01/20	1,926
1,100	GO, 5.000%, 02/01/21	1,272
	Monmouth County, General Improvement,
2,485	GO, 4.000%, 01/15/21	2,779
1,050	GO, 4.000%, 01/15/22	1,181
1,670	GO, 4.000%, 01/15/23	1,887
10,075	State of New Jersey, Series Q, GO, 5.000%, 08/15/20	11,379
2,495	Township of Hamilton, Sewer Utility Refunding and Improvement, GO, 3.000%, 08/01/16	2,550
400	Township of South Brunswick, GO, 5.000%, 09/01/22	473

		26,242

	Other Revenue — 0.4%
2,570	Middlesex County Improvement Authority, County-Guaranteed Open Space Trust Fund, Rev., 5.000%, 09/15/15	2,575
	New Jersey Environmental Infrastructure Trust,
2,225	Series A, Rev., 5.000%, 09/01/18	2,495
2,000	Series A-R, Rev., 4.000%, 09/01/18	2,182
	Tobacco Settlement Financing Corp., Asset-Backed,
4,000	Series 1A, Rev., 5.000%, 06/01/18	4,251
5,000	Series 1B, Rev., Zero Coupon, 06/01/41	1,250

		12,753

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — 0.4%
1,570	New Jersey EDA, School Facilities Construction, Series I, Rev., 5.500%, 09/01/16 (p)	1,651
10,000	New Jersey Garden State Preservation Trust, Series A, Rev., AGM, 5.800%, 11/01/15 (p)	10,095
1,680	New Jersey Transportation Trust Fund Authority, Transportation System, Series A, Rev., 6.000%, 12/15/18 (p)	1,953

		13,699

	Transportation — 0.1%
1,500	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., NATL-RE, 5.500%, 12/15/16	1,581

	Total New Jersey	62,303

	New Mexico — 0.2%
	General Obligation — 0.1%
2,140	County of Santa Fe, Santa Fe Public School District, GO, 5.000%, 08/01/21	2,530

	Other Revenue — 0.0% (g)
800	New Mexico Finance Authority, Senior Lien Public Project, Series B, Rev., 5.000%, 06/01/21	943

	Transportation — 0.1%
2,010	New Mexico Finance Authority, State Transportation, Sub Lien, Series A, Rev., 5.000%, 06/15/18	2,235

	Total New Mexico	5,708

	New York — 12.1%
	Education — 0.2%
2,000	Erie County Industrial Development Agency, School District Buffalo Project, Series B, Rev., 5.000%, 05/01/16	2,064
2,550	Syracuse Industrial Development Agency, City School, Series A, Rev., 5.000%, 05/01/16	2,631

		4,695

	General Obligation — 1.6%
2,410	Bedford Central School District, GO, 5.000%, 11/15/22	2,916
	City of New York,
6,250	Series K, GO, 5.000%, 08/01/19	7,120
3,860	Subseries G-1, GO, 5.000%, 04/01/20	4,452
4,230	City of New York, Fiscal Year 2003, Series C, Subseries C-A, GO, 5.000%, 08/01/17	4,584
	City of New York, Fiscal Year 2013,
3,695	Series B, GO, 4.000%, 08/01/19	4,069
5,000	Series J, GO, 5.000%, 08/01/18	5,573

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
9,000	City of New York, Fiscal Year 2014, Series E, GO, 5.000%, 08/01/17	9,754
	Counties of Rockland & Orange, Ramapo Central School District,
1,800	GO, 4.000%, 10/15/17	1,926
2,030	GO, 4.000%, 10/15/19	2,252
285	County of Allegany, Public Improvement, GO, 4.000%, 09/15/19	316
2,025	Hampton Bays Union Free School District, GO, 5.000%, 09/15/22	2,427
	Town of East Hampton,
1,000	GO, 5.000%, 05/15/21	1,186
1,000	GO, 5.000%, 05/15/23	1,214
2,775	Town of Huntington, Public Improvement, GO, 4.000%, 10/01/15	2,784

		50,573

	Hospital — 0.2%
	Build Resource Corp., The New York Methodist Hospital Project,
1,000	Rev., 5.000%, 07/01/18	1,099
650	Rev., 5.000%, 07/01/20	737
550	Rev., 5.000%, 07/01/21	628
1,000	Rev., 5.000%, 07/01/22	1,143
1,100	Rev., 5.000%, 07/01/26	1,253

		4,860

	Housing — 0.2%
5,000	New York State Dormitory Authority, Series A, Rev., 5.000%, 03/15/17	5,341

	Other Revenue — 6.0%
	Battery Park City Authority,
3,000	Series A, Rev., 2.000%, 11/01/15	3,010
3,450	Series A, Rev., 3.000%, 11/01/18	3,671
2,500	Series A, Rev., 4.000%, 11/01/19	2,781
2,445	City of New York, Transitional Finance Authority, Unrefunded Balance, Future Tax, Subseries C-1, Rev., 5.000%, 11/01/16	2,579
800	Nassau County Local Economic Assistance Corp., Catholic Health Services, Long Island Obligated Group Project, Series B, Rev., 5.000%, 07/01/23	929
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003,
2,750	Series B, Rev., 5.000%, 02/01/20	3,176
2,120	Subseries A-1, Rev., 5.000%, 11/01/17	2,319

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
1,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011, Series E, Rev., 5.000%, 11/01/15	1,008
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014,
3,700	Series A, Subseries A-1, Rev., 5.000%, 11/01/20	4,344
6,250	New York City Transitional Finance Authority, New York City Recovery, Fiscal Year 2003, Subseries 3B-1, Rev., 5.000%, 11/01/15	6,301
7,500	New York Convention Center Development Corp. Hotel Unit Fee Secured, Rev., 5.000%, 11/15/26	8,926
2,845	New York Local Government Assistance Corp., Series A-5, Rev., 5.000%, 04/01/18	3,154
1,210	New York Local Government Assistance Corp., Senior Lien, Series A, Rev., 5.000%, 04/01/17	1,296
2,690	New York State Dormitory Authority, Series A, Rev., 5.000%, 07/01/24	3,277
	New York State Dormitory Authority, Columbia University,
6,100	Series A, Rev., 5.000%, 10/01/25	7,657
585	Series B, Rev., 5.000%, 10/01/21	698
2,500	Series B, Rev., 5.000%, 10/01/23	3,064
2,350	New York State Dormitory Authority, School Districts Financing Program, Series F, Rev., AGM, 5.000%, 10/01/16	2,469
	New York State Dormitory Authority, State Sales Tax,
2,000	Series A, Rev., 5.000%, 03/15/17	2,136
3,000	Series A, Rev., 5.000%, 03/15/18	3,317
2,000	Series A, Rev., 5.000%, 03/15/21	2,363
5,000	Series A, Rev., 5.000%, 03/15/27	6,057
1,100	New York State Dormitory Authority, The New School, Series A, Rev., 5.000%, 07/01/24	1,318
10,180	New York State Environmental Facilities Corp., Green Bonds, Series D, Rev., 5.000%, 09/15/21	12,141
	New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Revolving Funds, New York City Municipal Water Finance Authority Projects, Second Resolution,
9,385	Series A, Rev., 5.000%, 06/15/17	10,121
4,905	Series A, Rev., 5.000%, 06/15/19	5,612
20,000	Port Authority of New York & New Jersey, Consolidated 180, Rev., 5.000%, 09/01/23	23,321

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
2,500	Port Authority of New York & New Jersey, Consolidated 185, Rev., 5.000%, 09/01/17	2,703
	Sales Tax Asset Receivable Corp., Fiscal Year 2015,
8,525	Series A, Rev., 5.000%, 10/15/19	9,828
15,405	Series A, Rev., 5.000%, 10/15/20	18,120
4,800	Series A, Rev., 5.000%, 10/15/22	5,793
4,500	Series A, Rev., 5.000%, 10/15/25	5,527
	Tobacco Settlement Financing Corp., Asset-Backed,
5,330	Series B, Rev., 5.000%, 06/01/16	5,520
10,000	Series B, Rev., 5.000%, 06/01/20	10,361

		184,897

	Prerefunded — 0.7%
1,490	New York City Transitional Finance Authority Future Tax Secured, Fiscal Year 2014, Series A, Subseries A-1, Rev., 5.000%, 11/01/17 (p)	1,628
7,555	City of New York, Transitional Finance Authority, Future Tax, Subseries C-1, Rev., 5.000%, 11/01/16 (p)	7,963
12,055	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., 6.950%, 07/15/17 (p)	13,554

		23,145

	Special Tax — 0.7%
1,500	New York Local Government Assistance Corp., Sub Lien, Series A-5, Rev., 5.500%, 04/01/19	1,732
1,110	New York State Dormitory Authority, Personal Income Tax, Series G, Rev., 5.000%, 08/15/21	1,311
1,000	New York State Urban Development Corp., Economic Development and Housing, Series A-1, Rev., 5.000%, 12/15/16	1,060
17,140	New York State Urban Development Corp., General Purpose, Series C, Rev., 5.000%, 03/15/18	18,927

		23,030

	Transportation — 2.2%
	Buffalo & Fort Erie Public Bridge Authority, Toll Bridge System,
465	Rev., 5.000%, 01/01/20	534
815	Rev., 5.000%, 01/01/21	946

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — continued
	Metropolitan Transportation Authority,
7,325	Series A, Rev., 5.000%, 11/15/17	8,006
2,770	Series D, Rev., 5.000%, 11/15/18	3,114
1,435	Subseries A-1, Rev., 5.000%, 11/15/20	1,677
3,000	Metropolitan Transportation Authority, Dedicated Tax Fund, Subseries B-2, Rev., 5.000%, 11/01/16	3,163
	Metropolitan Transportation Authority, Transportation,
2,000	Subseries C-1, Rev., 5.000%, 11/15/19	2,299
3,000	Subseries C-1, Rev., 5.000%, 11/15/24	3,624
	New York State Thruway Authority,
27,555	Series A, Rev., 5.000%, 05/01/19	31,129
1,900	Series J, Rev., 5.000%, 01/01/17	2,010
4,200	Series J, Rev., 5.000%, 01/01/18	4,593
745	Niagara Frontier Transportation Authority, Buffalo International Airport, Series B, Rev., 4.000%, 04/01/16	761
5,000	Triborough Bridge & Tunnel Authority, Series B, Rev., 5.000%, 11/15/17	5,473

		67,329

	Water & Sewer — 0.3%
	New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution,
4,000	Series CC-2, Rev., 5.000%, 06/15/18	4,243
5,000	Series EE, Rev., 5.000%, 06/15/19	5,711

		9,954

	Total New York	373,824

	North Carolina — 1.4%
	General Obligation — 0.9%
2,230	City of Durham, Series C, GO, 5.000%, 07/01/18	2,487
4,530	County of Mecklenburg, Series C, GO, 5.000%, 03/01/18	5,000
	State of North Carolina,
6,695	Series B, GO, 5.000%, 04/01/16	6,884
9,670	Series D, GO, 4.000%, 06/01/20	10,859
2,430	State of North Carolina, Public Improvement, Series A, GO, 5.000%, 05/01/17	2,611

		27,841

	Other Revenue — 0.4%
2,605	Durham Capital Financing Corp., Limited Obligation, Rev., 4.000%, 06/01/16	2,679

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
10,000	State of North Carolina, Limited Obligation, Series B, Rev., 4.000%, 11/01/15	10,065

		12,744

	Prerefunded — 0.1%
1,510	County of Union, Series D, GO, NATL-RE 5.000%, 03/01/17 (p)	1,610
1,500	North Carolina Eastern Municipal Power Agency, Series B, Rev., 5.000%, 01/01/16 (p)	1,524

		3,134

	Total North Carolina	43,719

	Ohio — 1.7%
	Education — 0.3%
535	Ohio Higher Educational Facility Commission, Case Western Reserve University Project, Series A, Rev., 4.000%, 12/01/19	594
	Ohio Higher Educational Facility Commission, Denison University Project,
2,920	Rev., 5.000%, 11/01/24	3,514
1,000	Rev., 5.000%, 11/01/26	1,192
	Ohio State Higher Educational Facility Commission, Oberlin College,
600	Rev., 4.000%, 10/01/18	656
675	Rev., 4.000%, 10/01/19	747
1,000	Rev., 5.000%, 10/01/20	1,165

		7,868

	General Obligation — 0.5%
	City of Columbus,
5,500	Series 1, GO, 5.000%, 07/01/18	6,126
5,000	Series A, GO, 2.000%, 07/01/17	5,126
5,050	State of Ohio, Infrastructure Improvement, Series C, GO, 5.000%, 09/01/15	5,050

		16,302

	Hospital — 0.1%
	County Of Lake, Hospital Facilities, Lake Hospital System, Inc.,
1,445	Rev., 5.000%, 08/15/23	1,658
1,655	Rev., 5.000%, 08/15/24	1,901

		3,559

	Other Revenue — 0.7%
1,165	County of Cuyahoga, Rev., 5.000%, 12/01/22	1,402
1,650	Ohio State Water Development Authority, Loan Fund, Water Quality, Series A, Rev., 5.000%, 12/01/15	1,670

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
1,250	Ohio State, Capital Facilities, Lease Appropriation, Adult Correctional Building Funding Projects, Series A, Rev., 5.000%, 10/01/16	1,313
2,295	Ohio State, Capital Facilities, Lease Appropriation, Mental Health Facilities Funding Projects, Series B, Rev., 4.000%, 08/01/16	2,374
200	RiverSouth Authority, Riversouth Area Redevelopment Refunding, Series A, Rev., 5.000%, 06/01/22	236
	State of Ohio, Capital Facilities Lease Appropriation, Cultural & Sports Facilities Building Fund Projects,
3,345	Series B, Rev., 5.000%, 04/01/23	3,994
3,595	Series B, Rev., 5.000%, 04/01/24	4,332
1,805	Series B, Rev., 5.000%, 04/01/25	2,192
1,500	State of Ohio, Capital Facilities Lease-Appropriation, Mental Health Facilities Improvement, Funds Project, Series A, Rev., 4.000%, 02/01/17	1,573
1,000	State of Ohio, Capital Facilities Lease-Appropriation, Refunding, Series A, Rev., 5.000%, 10/01/18	1,119
2,000	State of Ohio, Higher Educational Facility, Case Western Reserve University Project, Rev., 4.000%, 12/01/17	2,143

		22,348

	Water & Sewer — 0.1%
	Hamilton County, Sewer System, Metropolitan Sewer District of Greater Cincinnati,
500	Series A, Rev., 5.000%, 12/01/18	563
640	Series A, Rev., 5.000%, 12/01/19	736
1,375	Series A, Rev., 5.000%, 12/01/21	1,628

		2,927

	Total Ohio	53,004

	Oklahoma — 1.1%
	Education — 0.6%
	Blaine County Educational Facilities Authority, Educational Facilities, Watonga Public Schools Project,
555	Rev., 5.000%, 12/01/18	619
850	Rev., 5.000%, 12/01/19	964
945	Rev., 5.000%, 12/01/21	1,085

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — continued
1,000	Cleveland County Educational Facilities Authority, Educational Facilities Lease, Moore Public Schools Project, Rev., 5.000%, 06/01/17	1,074
6,195	Cleveland County Educational Facilities Authority, Educational Facilities Lease, Norman Public Schools Project, Rev., 5.000%, 07/01/19	7,027
	Oklahoma County Finance Authority, Educational Facilities, Lease Western Heights Public School Project,
250	Rev., 4.000%, 09/01/18	270
325	Rev., 5.000%, 09/01/19	366
	Tulsa County Industrial Authority Educational Facilities Lease, Jenks Public Schools Project,
2,000	Rev., 5.000%, 09/01/21 (w)	2,309
2,000	Rev., 5.000%, 09/01/22 (w)	2,325
2,000	Rev., 5.000%, 09/01/23 (w)	2,333

		18,372

	Other Revenue — 0.5%
	Cleveland County Justice Authority, Sales Tax, Detention Facility Project,
1,675	Rev., 3.000%, 03/01/16	1,697
1,205	Rev., 3.000%, 03/01/17	1,245
1,000	Rev., 3.000%, 03/01/18	1,045
500	Rev., 4.000%, 03/01/20	541
	Oklahoma Capital Improvement Authority, Agency Facilities,
700	Series C, Rev., 5.000%, 07/01/19	793
1,075	Series C, Rev., 5.000%, 07/01/20	1,241
	Oklahoma Capitol Improvement Authority, State Facilities,
3,910	Series A, Rev., 3.000%, 01/01/17	4,038
2,145	Series A, Rev., 5.000%, 01/01/23	2,570
3,225	Series A, Rev., 5.000%, 01/01/24	3,901

		17,071

	Total Oklahoma	35,443

	Oregon — 1.4%
	General Obligation — 0.3%
7,005	State of Oregon, Tax-Exempt Refunding, Series L, GO, 5.000%, 11/01/19	8,094

	Other Revenue — 0.7%
	Oregon State Department of Administrative Services, Lottery,
5,730	Series A, Rev., 5.000%, 04/01/26	7,022
8,610	Series D, Rev., 5.000%, 04/01/26	10,485

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
1,000	Oregon State Facilities Authority, Providence Health & Services, Series A, Rev., 4.000%, 10/01/16	1,039
	State of Oregon, Article XI-Q State Projects,
1,500	Series F, Rev., 5.000%, 05/01/21	1,773
2,000	Series H, Rev., 5.000%, 05/01/21	2,364

		22,683

	Prerefunded — 0.2%
6,210	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.250%, 04/01/19 (p)	7,107

	Transportation — 0.2%
	Port of Portland, International Airport,
1,000	Series 23, Rev., 5.000%, 07/01/23	1,201
1,595	Series 23, Rev., 5.000%, 07/01/24	1,934
2,525	Series 23, Rev., 5.000%, 07/01/26	3,044

		6,179

	Water & Sewer — 0.0% (g)
40	City of Portland, Sewer System, First Lien, Series A, Rev., 5.000%, 10/01/23	48

	Total Oregon	44,111

	Pennsylvania — 3.9%
	Education — 0.9%
	Commonwealth of Pennsylvania, State Public School Building Authority, Montgomery County Community College,
1,135	Rev., 4.000%, 05/01/16	1,161
1,125	Rev., 4.000%, 05/01/17	1,182
	Pennsylvania State Higher Educational Facilities Authority, Trustees of the University,
5,055	Series B, Rev., 5.000%, 10/01/22	6,067
5,000	Series B, Rev., 5.000%, 10/01/25	6,174
	State Public School Building Authority, Community College of Philadelphia Project,
2,760	Rev., 5.000%, 06/15/21 (w)	3,169
2,395	Rev., 5.000%, 06/15/23 (w)	2,793
2,625	Rev., 5.000%, 06/15/24 (w)	3,073
2,860	State Public School Building Authority, Montgomery County Community College, Rev., 5.000%, 05/01/19	3,203

		26,822

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.5%
	Commonwealth of Pennsylvania, First Series,
9,300	GO, 5.000%, 06/01/18	10,289
2,200	GO, 5.000%, 07/01/18	2,440
1,645	County of Allegheny, North Allegheny School District, Series A, GO, 2.000%, 11/01/15	1,650
1,200	County of Montgomery, Series A, GO, 5.000%, 03/01/23	1,445
350	Schuylkill Valley School District, GO, 5.000%, 04/01/22	413
1,045	Souderton Area School District, Series A, GO, 4.000%, 11/15/18	1,136

		17,373

	Other Revenue — 1.4%
5,000	Commonwealth Financing Authority, Series B-1, Rev., AGM, 5.000%, 06/01/24	5,892
1,225	Lancaster County Hospital Authority, Health System, Series B, Rev., 4.000%, 07/01/17	1,296
	Pennsylvania Economic Development Financing Authority, Unemployment Compensation,
11,900	Series A, Rev., 5.000%, 07/01/17	12,858
14,950	Series B, Rev., 5.000%, 07/01/21	16,318
5,000	Philadelphia City Municipal Authority, Series A, Rev., 5.000%, 11/15/17	5,434
	Southcentral General Authority, Wellspan Health Obligation Group,
380	Series A, Rev., 5.000%, 06/01/24	448
1,000	Series A, Rev., 5.000%, 06/01/27	1,148

		43,394

	Prerefunded — 0.2%
5,675	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 03/01/17 (p)	6,055

	Utility — 0.1%
3,000	Allegheny County Sanitary Authority, Sewer, Rev., 5.000%, 12/01/22 (w)	3,528

	Water & Sewer — 0.8%
	Allegheny County Sanitary Authority, Sewer,
4,000	Rev., 5.000%, 12/01/21 (w)	4,670
4,000	Rev., 5.000%, 12/01/23	4,730
	City of Philadelphia, Water & Wastewater,
8,530	Series A, Rev., 5.000%, 01/01/20	9,805
1,510	Series A, Rev., 5.000%, 07/01/22	1,784
2,595	Series A, Rev., 5.000%, 07/01/24	3,116

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — continued
750	Pittsburgh Water & Sewer Authority, First Lien, Series B, Rev., AGM, 4.000%, 09/01/17	799

		24,904

	Total Pennsylvania	122,076

	Rhode Island — 0.3%
	General Obligation — 0.2%
	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan,
1,000	Series A, GO, 5.000%, 10/15/18	1,118
	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014,
3,300	Series A, GO, 5.000%, 11/01/18	3,696
2,000	Series A, GO, 5.000%, 11/01/19	2,287

		7,101

	Other Revenue — 0.0% (g)
590	Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund, Green Bonds, Series A, Rev., 5.000%, 10/01/26	707
	Prerefunded — 0.1%
1,475	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan, Series A, GO, 5.000%, 10/15/19 (p)	1,702

	Total Rhode Island	9,510

	South Carolina — 0.8%
	Education — 0.5%
1,100	Lexington One School Facilities Corp, Rev., 5.000%, 12/01/25	1,284
	SCAGO Educational Facilities Corp., School District of Colleton County Project,
3,280	Rev., 3.000%, 12/01/16	3,375
2,325	Rev., 4.000%, 12/01/17	2,473
3,730	SCAGO Educational Facilities Corp., School District of Pickens County Project, Rev., 5.000%, 12/01/20	4,309
	Securing Assets for Education Installment Purchase, The School District of Berkeley County,
1,750	Series A, Rev., 5.000%, 12/01/25	2,066
2,280	Series A, Rev., 5.000%, 12/01/26	2,670

		16,177

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.2%
	State of South Carolina,
5,000	Series A, GO, 5.000%, 11/01/15	5,041
1,310	Series B, GO, 5.000%, 04/01/18	1,450
1,110	Series D, GO, 5.000%, 04/01/18	1,228

		7,719

	Special Tax — 0.1%
	County of Charleston,
645	Rev., 5.000%, 12/01/18	726
1,000	Rev., 5.000%, 12/01/19	1,148

		1,874

	Total South Carolina	25,770

	South Dakota — 0.1%
	Other Revenue — 0.1%
	South Dakota Health & Educational Facilities Authority,
625	Series B, Rev., 4.000%, 11/01/20	693
500	Series B, Rev., 4.000%, 11/01/21	548
375	Series B, Rev., 5.000%, 11/01/22	437
890	Series B, Rev., 5.000%, 11/01/28	1,010
	South Dakota State Building Authority,
500	Series B, Rev., 5.000%, 06/01/19	567
485	Series B, Rev., 5.000%, 06/01/21	567

	Total South Dakota	3,822

	Tennessee — 1.0%
	Education — 0.0% (g)
1,250	Tennessee State School Authority, Higher Educational Facilities, Series B, Rev., 3.000%, 11/01/16	1,289

	General Obligation — 0.4%
1,645	City of Chattanooga, GO, 5.000%, 10/01/17	1,793
2,330	County of Maury, GO, 4.000%, 04/01/17	2,457
5,000	Shelby County, Series A, GO, 5.000%, 03/01/17	5,335
1,000	Williamson County District School, Series A, GO, 5.000%, 04/01/18	1,106

		10,691

	Other Revenue — 0.6%
	City Of Chattanooga, Electric System,
800	Series A, Rev., 5.000%, 09/01/22	960
2,250	Series A, Rev., 5.000%, 09/01/23	2,726
1,900	Series A, Rev., 5.000%, 09/01/25	2,348
4,450	City of Jackson, Hospital, Rev., 5.000%, 04/01/21	5,129

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
1,555	Metropolitan Government of Nashville & Davidson, County Sports Authority, Public Improvement, Rev., 5.000%, 07/01/20	1,798
3,900	Sevier County Public Building Authority, Tennessee Local Government Public Improvement, Series VII-O-1, Rev., 5.000%, 06/01/18	4,325

		17,286

	Utility — 0.0% (g)
835	Clarksville Tennessee Water Sewer & Gas Refunding-Sub Lien, Rev., 4.000%, 02/01/17	874

	Total Tennessee	30,140

	Texas — 7.4%
	Education — 0.2%
790	Austin Community College District, Combined Fee, Series A, Rev., 5.000%, 02/01/21	913
790	Stephen F. Austin State University, Board of Regents, Revenue Financing System, Rev., 4.000%, 10/15/18	857
1,940	Texas Woman’s University, Board of Regents, Revenue Financing System, Rev., 5.000%, 07/01/17	2,092
1,000	University of North Texas, Financing System, Series A, Rev., 5.000%, 04/15/16	1,030

		4,892

	General Obligation — 3.2%
	Argyle Independent School District, School Building,
555	GO, PSF-GTD, 2.000%, 08/15/18	571
840	GO, PSF-GTD, 3.000%, 08/15/19	894
7,950	Birdville Independent School District, GO, PSF-GTD, 3.000%, 02/15/16	8,055
475	City of Abilene, Taylor & Jones Counties, GO, 5.000%, 02/15/21	555
1,120	City of Baytown, GO, 3.000%, 02/01/16	1,133
	City of Colony,
620	GO, 5.000%, 08/15/19	708
610	GO, 5.000%, 08/15/20	710
	City of Denton,
1,000	GO, 4.000%, 02/15/16	1,017
1,045	GO, 5.000%, 02/15/23	1,249
	City of El Paso, Refunding & Improvement,
6,790	GO, 5.000%, 08/15/18	7,587
4,005	GO, 5.000%, 08/15/19	4,579

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
2,215	GO, 5.000%, 08/15/20	2,583
530	GO, 5.000%, 08/15/21	626
4,035	GO, 5.000%, 08/15/25	4,905
	City of Fort Worth, Certificates of Obligation,
310	Series A, GO, 3.000%, 03/01/16	314
445	Series A, GO, 3.000%, 03/01/17	461
500	Series A, GO, 4.000%, 03/01/18	539
785	Series A, GO, 4.000%, 03/01/19	862
	City of Fort Worth, Refunding & Improvement, General Purpose,
450	GO, 3.000%, 03/01/16	456
870	GO, 3.000%, 03/01/17	902
1,000	GO, 4.000%, 03/01/18	1,078
1,060	GO, 4.000%, 03/01/19	1,163
	City of Houston, Public Improvement,
2,805	Series A, GO, 5.000%, 03/01/18	3,092
4,000	Series A, GO, 5.000%, 03/01/20	4,625
185	City of Mesquite, County of Dallas, GO, 4.000%, 02/15/18	198
355	City of Mesquite, County of Dallas, Certificates of Obligation, GO, 3.000%, 02/15/18	372
2,890	City of Rowlett, GO, 5.000%, 02/15/19	3,247
	City of Wylie,
950	GO, 4.000%, 02/15/22	1,053
2,155	GO, 5.000%, 02/15/23	2,556
1,680	Collin County, Series A, GO, 3.000%, 02/15/16	1,702
1,205	County of Bexar, Blanco Road Project, Series B, GO, 4.000%, 06/15/16	1,241
5,150	County of Travis, Austin Independent School District, Unlimited Tax Refunding, GO, NATL-RE, 5.000%, 08/01/17	5,582
2,050	Irving Independent School District, GO, PSF-GTD, 5.000%, 02/15/16	2,096
	Judson Independent School District,
420	GO, PSF-GTD, 4.000%, 02/01/18	451
595	Series A, GO, PSF-GTD, 5.000%, 02/01/19	671
	Laredo Community College District,
700	GO, 5.000%, 08/01/21	816
1,800	GO, 5.000%, 08/01/27	2,106
1,335	Lufkin Independent School District, School Building, GO, PSF-GTD, 4.000%, 08/15/17	1,420
11,465	Northside Independent School District, GO, VAR, PSF-GTD, 1.000%, 06/01/16	11,519
1,575	Pharr Sanitary Juan Alamo, Independent School District, GO, PSF-GTD, 5.000%, 02/01/18	1,729

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
1,530	San Jacinto College District, Capital Appreciation, Limited Tax, Building, GO, Zero Coupon, 02/15/16	1,529
1,635	San Jacinto College District, Premium Capital Appreciation, Limited Tax, GO, Zero Coupon, 02/15/16	1,633
	San Jacinto Community College District,
1,750	GO, 5.000%, 02/15/22 (w)	2,057
2,000	GO, 5.000%, 02/15/23 (w)	2,368
1,600	State of Texas, College Student Loan, GO, 5.000%, 08/01/16	1,670
3,000	State of Texas, Transportation Commission Mobility, GO, 5.000%, 10/01/19	3,449

		98,129

	Other Revenue — 0.7%
500	Harris County Metropolitan Transit Authority, Series A, Rev., 5.000%, 11/01/16	527
10,755	Harris County, Houston Sports Authority Senior Lien, Series A, Rev., AGM, 5.000%, 11/15/26	12,588
	Midtown Redevelopment Authority, Tax Allocation,
500	Rev., 3.000%, 01/01/16	504
505	Rev., 4.000%, 01/01/17	525
4,000	Texas Public Finance Authority, Unemployment Compensation Obligation Assessment, Series B, Special Assessment, 4.000%, 07/01/17	4,188
2,180	Township of Woodlands, Sales & Refunding, Rev., AGM, 5.000%, 03/01/16	2,230

		20,562

	Prerefunded — 0.7%
1,400	City of San Antonio, GO, 5.000%, 02/01/16 (p)	1,428
1,355	City of San Antonio, Electric & Gas, Series A, Rev., 5.000%, 02/01/16 (p)	1,382
5,605	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.250%, 12/01/18 (p)	6,724
	Lower Colorado River Authority,
20	Rev., 5.000%, 05/15/16 (p)	21
60	Series B, Rev., 5.000%, 05/15/22 (p)	72
4,700	Series B, Rev., 5.000%, 05/15/23 (p)	5,480
5,000	Waco Health Facilities Development Corp., Hillcrest Health System Project, Series A, Rev., NATLE-RE, FHA, 5.000%, 08/01/16 (p)	5,214

		20,321

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 1.0%
	Love Field Airport Modernization Corp.,
500	Rev., AMT, 5.000%, 11/01/18	557
750	Rev., AMT, 5.000%, 11/01/19	849
1,000	Rev., AMT, 5.000%, 11/01/20	1,149
1,000	Rev., AMT, 5.000%, 11/01/22	1,162
1,500	Rev., AMT, 5.000%, 11/01/23	1,756
1,205	Rev., AMT, 5.000%, 11/01/24	1,415
1,000	Rev., AMT, 5.000%, 11/01/25	1,175
1,000	Rev., AMT, 5.000%, 11/01/26	1,177
1,155	North Texas Tollway Authority, Special Projects System, Series A, Rev., 5.000%, 09/01/16	1,209
10,125	Texas Transportation Commission Central, Turnpike System, Second Tier, Series A, Rev., 5.000%, 04/01/20	11,473
7,235	Texas Transportation Commission, State Highway Fund, First Tier, Rev., 5.000%, 10/01/26	8,951

		30,873

	Utility — 0.4%
	City of Cedar Park, Utility System,
820	Rev., 5.000%, 08/15/21	964
560	Rev., 5.000%, 08/15/22	666
5,000	City of Houston, Utility System Revenue Refunding, Series C, Rev., 5.000%, 05/15/20	5,804
	City of Victoria, Utility System,
160	Rev., 2.000%, 12/01/18	164
150	Rev., 2.500%, 12/01/19	157
5,980	Lower Colorado River Authority, Unrefunded Balance, Rev., 5.000%, 05/15/16	6,177

		13,932

	Water & Sewer — 1.2%
	City of Austin, Water & Wastewater System,
1,500	Rev., 5.000%, 11/15/15	1,515
9,655	Rev., 5.000%, 05/15/16	9,980
3,520	City of Dallas, Waterworks & Sewer System, Series A, Rev., 5.000%, 10/01/19	4,041
	City of El Paso, Water & Sewer Revenue,
750	Rev., 5.000%, 03/01/22	888
1,250	Rev., 5.000%, 03/01/23	1,496
	City of Galveston, Waterworks & Sewer System,
180	Rev., 4.000%, 05/01/18	194
205	Rev., 5.000%, 05/01/19	232
245	Rev., 5.000%, 05/01/20	283
265	Rev., 5.000%, 05/01/21	309

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — continued
380	Rev., 5.000%, 05/01/24	452
850	Rev., 5.000%, 05/01/26	998
1,025	Rev., 5.000%, 05/01/27	1,192
1,000	City of San Antonio, Water System, Junior Lien, Series E, Rev., 5.000%, 05/15/19	1,135
4,000	City of San Antonio, Water System, Junior Lien, Series F, Rev., VAR, 0.700%, 09/03/15	4,001
1,035	North Harris County, Regional Water Authority, Senior Lien, Rev., 5.000%, 12/15/19	1,192
5,250	Texas County Trinity River Authority, Regional Wastewater System, Rev., 5.000%, 08/01/16	5,481
	Trinity River Authority Central Regional Wastewater System,
1,500	Rev., 5.000%, 08/01/18	1,677
1,250	Rev., 5.000%, 08/01/19	1,432

		32,497

	Total Texas	225,207

	Utah — 0.6%
	General Obligation — 0.4%
	State of Utah,
4,925	GO, 5.000%, 07/01/21	5,857
4,855	Series C, GO, 5.000%, 07/01/18	5,416

		11,273

	Other Revenue — 0.1%
	Utah Transit Authority, Sales Tax,
710	Series A, Rev., 5.000%, 06/15/22	840
775	Series A, Rev., 5.000%, 06/15/23	924
825	Series A, Rev., 5.000%, 06/15/24	992

		2,756

	Water & Sewer — 0.1%
2,640	Jordan Valley Water Conservancy District, Water Revenue Refunding, Series A, Rev., 5.000%, 10/01/18	2,964

	Total Utah	16,993

	Vermont — 0.1%
	Education — 0.1%
	University of Vermont & State Agricultural College,
750	Rev., 5.000%, 10/01/21	883
855	Rev., 5.000%, 10/01/22	1,018

		1,901

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.0% (g)
	Vermont Municipal Bond Bank,
545	Series 2, Rev., 5.000%, 12/01/17	598
400	Series 3, Rev., 5.000%, 12/01/21	473

		1,071

	Total Vermont	2,972

	Virginia — 2.8%
	General Obligation — 1.3%
3,940	City of Alexandria, Series A, GO, 4.250%, 06/15/18	4,307
	City of Richmond, Public Improvement,
4,500	Series B, GO, 5.000%, 07/15/24	5,543
6,505	Series B, GO, 5.000%, 07/15/25	8,075
1,295	City of Virginia Beach, Public Improvement, Series A-1, GO, 5.000%, 03/15/17	1,385
5,390	County of Arlington, Series B, GO, 5.000%, 08/15/22	6,503
10,000	Fairfax County, Public Improvement, Series A, GO, 5.000%, 04/01/19	11,372
2,530	Pittsylvania County, GO, 5.000%, 02/01/25	3,103

		40,288

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
5,090	Virginia Beach Development Authority, Public Refunded, Series C, Rev., 5.000%, 08/01/18	5,676

	Other Revenue — 0.3%
2,150	Fairfax County Economic Development Authority, County Facilities Projects, Series A, Rev., 4.000%, 10/01/18	2,347
2,065	Fairfax County, Public Improvement, Series B, Rev., 5.000%, 10/01/25	2,581
2,900	Virginia Public School Authority, Special Obligation, Rev., 5.000%, 07/15/19	3,325
1,300	Virginia Resources Authority, Infrastructure & State Moral Obligation, Series B, Rev., 5.000%, 11/01/18	1,465

		9,718

	Prerefunded — 0.2%
1,450	City of Norfolk, Capital Improvement, Series C, GO, 5.000%, 04/01/17 (p)	1,552
	Virginia Resources Authority, Clean Water State Revolving Fund,
4,725	Rev., 4.750%, 10/01/17 (p)	5,123

		6,675

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Transportation — 0.3%
2,580	Commonwealth Transportation Board, Federal Transportation Grant, Series B, Rev., GAN, 5.000%, 09/15/15	2,585
5,585	Virginia Commonwealth Transportation Board, Capital Projects, Series A-1, Rev., 5.000%, 05/15/16	5,776

		8,361

	Water & Sewer — 0.5%
	City of Norfolk, Water Revenue,
4,435	Rev., 5.000%, 11/01/17	4,847
1,340	Rev., 5.000%, 11/01/18	1,508
3,190	County of Fairfax, Sewer Revenue, Rev., 5.000%, 07/15/19	3,657
5,615	Fairfax County Water Authority, Series B, Rev., 5.250%, 04/01/24	7,048

		17,060

	Total Virginia	87,778

	Washington — 1.7%
	Certificate of Participation/Lease — 0.2%
	State of Washington, State & Local Agency Real & Personal Property,
2,555	Series D, COP, 5.000%, 07/01/18	2,844
3,125	Series D, COP, 5.000%, 07/01/19	3,557

		6,401

	Education — 0.0% (g)
125	University of Washington, Rev., 1.750%, 04/01/19	127

	General Obligation — 1.1%
2,000	County of King, Shoreline School District No. 412, GO, 4.000%, 12/01/16	2,090
4,000	County of Snohomish, Everett School District No. 2, GO, 5.000%, 12/01/18	4,507
3,720	King County, Series C, GO, 5.000%, 01/01/16	3,781
	King County Public Hospital District No. 2, Evergreenhealth,
1,370	GO, 5.000%, 12/01/18	1,538
870	GO, 5.000%, 12/01/19	999
	Snohomish County School District No. 002, Everett Refunding,
1,400	GO, 4.000%, 12/01/17	1,499
2,000	GO, 5.000%, 12/01/18	2,254
1,865	Snohomish County School District No. 201, Snohomish, GO, 5.000%, 12/01/15	1,887

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
7,905	State of Washington, Motor Vehicle Fuel Tax, Series R, GO, 5.000%, 07/01/16	8,223
7,300	State of Washington, Various Purpose, Series R, GO, 5.000%, 07/01/17	7,887

		34,665

	Other Revenue — 0.1%
3,205	Central Puget Sound Regional Transit Authority, Sales Tax, Green Bonds, Series S-1, Rev., 5.000%, 11/01/29 (w)	3,825

	Transportation — 0.2%
	Port of Seattle, Intermediate Lien,
4,000	Series B, Rev., 5.000%, 03/01/19	4,496
2,000	Series B, Rev., 5.000%, 03/01/20	2,296

		6,792

	Utility — 0.1%
	County of Clallam, Public Utility District No. 1, Electric System,
220	Rev., 5.000%, 04/01/21	256
330	Rev., 5.000%, 04/01/23	389
500	County of Snohomish, Public Utility District No. 1, Electric System, Rev., 5.000%, 12/01/25	607

		1,252

	Total Washington	53,062

	West Virginia — 0.3%
	Other Revenue — 0.2%
	Monongalia County Building Commission, Health System,
1,545	Rev., 5.000%, 07/01/18	1,692
1,000	Rev., 5.000%, 07/01/19	1,117
1,225	Rev., 5.000%, 07/01/20	1,387
1,565	Rev., 5.000%, 07/01/22	1,790

		5,986

	Utility — 0.1%
750	West Virginia Water Development Authority, Chesapeake Bay/Greenbrier River Projects, Series A, Rev., 5.000%, 07/01/24	907
595	West Virginia Water Development Authority, Infrastructure Jobs Dev Council, Series A, Rev., 3.000%, 10/01/16	611

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utility — continued
	West Virginia Water Development Authority, Loan Program II,
540	Series A-II, Rev., 3.000%, 11/01/16	557
555	Series B-II, Rev., 3.000%, 11/01/16	572

		2,647

	Total West Virginia	8,633

	Wisconsin — 1.1%
	Certificate of Participation/Lease — 0.1%
	State of Wisconsin, Master Lease,
800	Series A, COP, 5.000%, 09/01/17	866
1,125	Series A, COP, 5.000%, 09/01/18	1,252

		2,118

	General Obligation — 0.5%
2,275	City of Oak Creek, Milwaukee County, GO, 2.000%, 11/01/16	2,295
	State of Wisconsin,
1,990	Series A, GO, 5.000%, 05/01/18	2,208
11,800	Series B, GO, 5.000%, 05/01/17	12,671

		17,174

	Other Revenue — 0.2%
1,250	Wisconsin Health & Educational Facilities Authority, Thedacare, Inc., Rev., 5.000%, 12/15/20	1,447
5,465	Wisconsin Health and Educational Facilities Authority, Ascension Health Alliance Senior Credit Group, Series B-2, Rev., VAR, 4.000%, 05/30/19	6,003

		7,450

	Transportation — 0.3%
8,530	Wisconsin Department of Transportation, Series 1, Rev., 1.000%, 07/01/16	8,587

	Total Wisconsin	35,329

	Total Municipal Bonds (Cost $2,641,931)	2,661,547

Semi-Annual Demand Notes — 0.8%
	Alabama — 0.1%
	Industrial Development Revenue/Pollution Control Revenue — 0.1%
3,480	City of Mobile, Industrial Development Board, Pollution Control, Alabama Power Co. Barry Plant Project, Series A, Rev., VAR, 1.650%, 03/20/17	3,523

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — 0.2%
	Other Revenue — 0.2%
6,000	Illinois Finance Authority, Advocate Health Care, Series A-1, Rev., VAR, 5.000%, 01/15/20	6,867

	Indiana — 0.1%
	Other Revenue — 0.1%
1,855	Indiana Health Facility Financing Authority, Ascension Health, Rev., 5.000%, 07/28/16	1,932

	Prerefunded — 0.0% (g)
45	Indiana Health Facility Financing Authority, Ascension Health, Rev., 5.000%, 07/28/16 (p)	47

	Total Indiana	1,979

	Kentucky — 0.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
7,000	Louisville/Jefferson County Metro Government, Pollution Control, Louisville Gas & Electric Co. Project, Series A, Rev., VAR, 1.650%, 04/03/17	7,084

	Massachusetts — 0.2%
	Education — 0.2%
4,560	Massachusetts Health & Educational Facilities Authority, Various Amherst College, Series K-2, Rev., VAR, 1.700%, 11/01/16	4,618

	Total Semi-Annual Demand Notes (Cost $24,274)	24,071

Weekly Demand Notes — 6.0%
	Arizona — 0.1%
	Industrial Development Revenue/Pollution Control Revenue — 0.1%
4,500	Coconino County Pollution Control Corp., Arizona Public Service Company Navajo Project, Series A, Rev., VRDO, 0.210%, 09/03/15	4,500

	California — 1.1%
	Other Revenue — 0.8%
	California Infrastructure & Economic Development Bank, The J. Paul Getty Trust,
10,000	Series A-1, Rev., 0.300%, 09/03/15	10,019
15,000	Series A-1, Rev., VAR, 0.300%, 09/03/15	14,919

		24,398

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — continued
	Transportation — 0.3%
9,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series G, Rev., 0.620%, 09/03/15	8,886

	Total California	33,824

	Connecticut — 0.1%
	General Obligation — 0.1%
1,500	State of Connecticut, SIFMA Index, Series B, GO, 0.510%, 09/03/15	1,481

	Georgia — 0.1%
	Water & Sewer — 0.1%
3,000	City of Atlanta, Water & Wastewater, Revenue Refunding, Series A-1, Rev., VAR, 1.633%, 09/03/15	3,080

	Massachusetts — 0.3%
	General Obligation — 0.3%
10,000	Commonwealth of Massachusetts, Subseries D-2, GO, VAR, 0.320%, 09/03/15	9,934

	Michigan — 0.2%
	Education — 0.2%
5,000	Regents of the University of Michigan, Series E, Rev., VAR, 0.450%, 09/03/15	4,974

	New Jersey — 0.3%
	Other Revenue — 0.3%
7,895	New Jersey EDA, School Facilities Construction, Series C, Rev., VAR, 1.820%, 09/03/15	7,850

	New York — 0.7%
	General Obligation — 0.3%
10,000	City of New York, Subseries J-9, GO, 0.420%, 09/03/15	9,983

	Other Revenue — 0.1%
3,000	New York State Energy Research & Development Authority, Pollution Control, Electric & Gas Corp., Project, Series C, Rev., VAR, 2.000%, 09/03/15	2,996

	Transportation — 0.3%
	Metropolitan Transportation Authority,
2,500	Rev., VAR, 0.380%, 09/03/15	2,490
7,500	Subseries A-2, Rev., 0.600%, 09/03/15	7,447

		9,937

	Total New York	22,916

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — 0.3%
	Hospital — 0.3%
10,800	County of Allen, Mercy Health, Series B, Rev., VAR, 0.770%, 09/03/15	10,686

	Oklahoma — 0.1%
	Utility — 0.1%
2,265	Oklahoma Municipal Power Authority, SIFMA Index, Series A, Rev., VAR, 0.820%, 09/03/15	2,260

	Oregon — 0.3%
	Other Revenue — 0.1%
5,000	Oregon State Facilities Authority, Providence Health & Services, Series C, Rev., VAR, 0.900%, 09/03/15	5,002

	Utility — 0.2%
5,750	Oregon State Facilities Authority, Providence Health & Services, Rev., VAR, 0.250%, 09/03/15	5,742

	Total Oregon	10,744

	Pennsylvania — 0.5%
	General Obligation — 0.2%
5,000	Pennsylvania Turnpike Commission, Series B-1, GO, 0.620%, 09/03/15	4,977

	Other Revenue — 0.1%
	Pennsylvania Turnpike Commission,
1,525	Series A-2, Rev., 0.520%, 09/03/15	1,518
2,500	Series A-2, Rev., 0.820%, 09/03/15	2,496

		4,014

	Transportation — 0.2%
5,000	Pennsylvania Turnpike Commission, Series A, Rev., VAR, 0.700%, 09/03/15	4,984

	Total Pennsylvania	13,975

	Texas — 1.5%
	Transportation — 1.3%
	Harris County, Toll Road, Senior Lien,
3,200	Series A, Rev., VAR, 0.650%, 09/03/15	3,208
2,500	Series A, Rev., VAR, 0.800%, 09/03/15	2,505
6,000	North Texas Tollway Authority System, First Tier, Series C, Rev., 0.690%, 09/03/15	5,913
17,500	State of Texas, Transportation Commission Mobility, GO, 0.400%, 09/03/15	17,340
10,000	Texas Transportation Commission State Highway Fund, First Tier, SIFMA Index, Series B, Rev., 0.370%, 09/03/15	9,976

		38,942

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — continued
	Utility — 0.2%
7,500	City of San Antonio, Electric & Gas Systems, Junior Lien, Series B, Rev., 0.400%, 09/03/15	7,461

	Total Texas	46,403

	Washington — 0.4%
	Other Revenue — 0.1%
5,000	Central Puget Sound Regional Transit Authority, Sales Tax, Series S-2A, Rev., VAR, 09/03/15	5,006

	Utility — 0.3%
7,500	City of Seattle, Municipal Light & Power, Series B-1, Rev., VAR, 0.700%, 09/03/15	7,503
1,000	Grant County Public Utility District No. 2, Electric System, Rev., VAR, 0.340%, 09/03/15	994

		8,497

	Total Washington	13,503

	Total Weekly Demand Notes (Cost $186,802)	186,130

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 5.5%
	Investment Company — 5.5%
171,569	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $171,569)	171,569

	Total Investments — 101.6% (Cost $3,124,645)	3,143,498
	Liabilities in Excess of Other Assets — (1.6)%	(49,102)

	NET ASSETS — 100.0%	$3,094,396

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 92.7% (t)
	Alabama — 0.7%
	Industrial Development Revenue/Pollution Control Revenue — 0.3%
1,000	Alabama Capital Region Solid Waste Disposal Authority, Tax-Exempt Solid Waste Disposal, IREP-Montgomery MRF, LLC Project, Series A, Rev., AMT, 4.500%, 06/15/34	1,043

	Other Revenue — 0.4%
1,000	Montgomery County Public Building Authority, Facilities Project, Rev., 5.000%, 03/01/29	1,152

	Total Alabama	2,195

	Alaska — 4.9%
	Other Revenue — 0.4%
70	Alaska Municipal Bond Bank Authority, Rev., 5.750%, 09/01/33	78
1,005	Matanuska-Susitna Borough, Goose Creek Correctional Center Project, Unrefunded Balance, Rev., AGC, 6.000%, 09/01/28	1,174

		1,252

	Prerefunded — 1.6%
2,430	Alaska Municipal Bond Bank Authority, Rev., 5.750%, 09/01/18 (p)	2,775
1,745	Matanuska-Susitna Borough, Goose Creek Correctional Center Project, Rev., AGC, 6.000%, 09/01/19 (p)	2,074

		4,849

	Utility — 2.9%
	Alaska Energy Authority, Power, Bradley Lake Hydroelectric Project, Fourth Series,
3,485	Rev., AGM, 6.000%, 07/01/17	3,813
3,915	Rev., AGM, 6.000%, 07/01/19	4,585

		8,398

	Total Alaska	14,499

	California — 17.7%
	Certificate of Participation/Lease — 0.6%
1,500	Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project, COP, AGM, 5.000%, 06/01/33	1,641

	Education — 0.4%
1,150	California State University, Series A, Rev., 5.000%, 11/01/43	1,316

	General Obligation — 7.7%
605	County of Santa Clara, Campbell Union High School District, GO, 3.000%, 08/01/31	606
5,000	Los Angeles Unified School District, Series D, GO, 5.000%, 01/01/34	5,610

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
7,500	Mount San Antonio Community College District, Election of 2008, Series A, GO, Zero Coupon, 08/01/43	5,204
50	Pomona Unified School District, Series A, GO, NATL-RE, 6.100%, 02/01/20	59
3,000	Santa Maria Joint Union High School District, Santa Barbara & San Luis Obispo, GO, Zero Coupon, 08/01/37	992
100	Santa Monica-Malibu Unified School District, GO, 4.000%, 08/01/21	114
	State of California, Various Purpose,
2,000	GO, 5.000%, 03/01/25	2,437
1,500	GO, 5.000%, 03/01/28	1,772
5,000	GO, 6.500%, 04/01/33	5,921

		22,715

	Prerefunded — 1.4%
40	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.500%, 10/01/18 (p)	47
1,960	California Health Facilities Financing Authority, Unrefunded Balance, Providence Health & Services, Series C, Rev., 6.500%, 10/01/18 (p)	2,295
1,500	Los Angeles Harbor Department, Rev., 7.600%, 10/01/18 (p)	1,657

		3,999

	Transportation — 0.5%
1,250	City of Los Angeles, Department of Airports, Series A, Rev., AMT, 5.000%, 05/15/38	1,384

	Utility — 2.2%
2,000	Long Beach Bond Finance Authority, Natural Gas Purchase, Series A, Rev., 5.250%, 11/15/21	2,287
	Los Angeles Department of Water & Power, Power System,
1,200	Series A, Rev., 5.000%, 07/01/35	1,382
2,500	Sub Series A-1, Rev., 5.250%, 07/01/38	2,752

		6,421

	Water & Sewer — 4.9%
300	City of Bakersfield, Wastewater, Series A, Rev., 5.000%, 09/15/23	367
2,000	City of Los Angeles, Department of Water and Power, Power System, Series D, Rev., 5.000%, 07/01/33	2,303
3,000	Metropolitan Water District of Southern California, Series A, Rev., 5.000%, 07/01/32	3,213

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Water & Sewer — continued
7,500	San Diego Public Facilities Financing Authority, Senior Sewer, Series A, Rev., 5.250%, 05/15/39	8,441

		14,324

	Total California	51,800

	Colorado — 2.5%
	Certificate of Participation/Lease — 0.8%
2,000	State of Colorado, Building Excellent Schools Today, Series G, COP, 5.000%, 03/15/32	2,264

	Hospital — 0.4%
1,000	Denver Health & Hospital Authority, Series A, Rev., 5.250%, 12/01/45	1,072

	Prerefunded — 0.6%
1,500	University of Colorado, University Enterprise, Series A, Rev., 5.375%, 06/01/19 (p)	1,731

	Utility — 0.7%
	Colorado Water Resources & Power Development Authority, Water & Wastewater Utility Enterprise Project,
1,000	Series A, Rev., AGC, 5.125%, 12/01/30	1,098
1,000	Series A, Rev., AGC, 5.250%, 12/01/38	1,101

		2,199

	Total Colorado	7,266

	Delaware — 1.2%
	Prerefunded — 1.2%
3,200	Delaware State Economic Development Authority, Osteopathic Hospital Association, Series A, Rev., 6.900%, 01/01/18 (p)	3,438

	District of Columbia — 2.8%
	Education — 0.4%
	District of Columbia,
500	Series A, Rev., 6.000%, 07/01/43	571
500	Series A, Rev., 6.000%, 07/01/48	567

		1,138

	General Obligation — 1.6%
3,965	District of Columbia, Series B, GO, NATL-RE, 6.000%, 06/01/19	4,654

	Hospital — 0.8%
2,500	District of Columbia, Children’s Hospital, Rev., 4.000%, 07/15/40 (w)	2,434

	Total District of Columbia	8,226

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — 2.3%
	General Obligation — 1.0%
2,415	Hillsborough County, Parks & Recreation Program, GO, NATL-RE, 5.250%, 07/01/25	3,051

	Transportation — 1.3%
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., NATL-RE, 6.000%, 10/01/18	3,642

	Total Florida	6,693

	Georgia — 3.9%
	Other Revenue — 2.0%
5,000	Dalton Development Authority, Hamilton Health Care System, Rev., NATL-RE, 5.500%, 08/15/26	5,696

	Transportation — 1.9%
5,110	Metropolitan Atlanta Rapid Transit Authority, Sales Tax, Series P, Rev., AMBAC, 6.250%, 07/01/20	5,643

	Total Georgia	11,339

	Guam — 0.4%
	Special Tax — 0.4%
1,000	Government of Guam, Business Privilege Tax, Series D, GO, 5.000%, 11/15/39 (w)	1,084

	Illinois — 7.1%
	General Obligation — 1.8%
2,000	Cook County Forest Preserve District, Limited Tax Project, Series B, GO, 5.000%, 12/15/37	2,160
3,000	State of Illinois, GO, 5.500%, 07/01/38	3,184

		5,344

	Prerefunded — 0.7%
1,750	Chicago Public Building Commission, Board of Education, Series A, Rev., NATL-RE, 7.000%, 01/01/20 (p)	2,094

	Transportation — 4.6%
1,500	Chicago O’Hare International Airport, General Airport, Third Lien, Series A, Rev., 5.750%, 01/01/39	1,724
	Regional Transportation Authority,
6,000	Series A, Rev., NATL-RE, 6.500%, 07/01/30	7,966
3,320	Series D, Rev., NATL-RE, 7.750%, 06/01/19	3,739

		13,429

	Total Illinois	20,867

	Indiana — 2.0%
	General Obligation — 0.1%
300	Beech Grove School Building Corp., First Mortgage, GO, NATL-RE, 6.250%, 07/05/16	310

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	51

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Other Revenue — 1.9%
5,000	Indiana Finance Authority, State Revolving Fund Program, Series A, Rev., 5.000%, 02/01/30	5,673

	Total Indiana	5,983

	Louisiana — 1.1%
	Other Revenue — 1.1%
	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project,
1,000	Rev., 4.250%, 05/15/40	983
1,150	Rev., 5.000%, 05/15/47	1,226
1,000	Tobacco Settlement Financing Corp., Series A, Rev., 5.250%, 05/15/35	1,108

	Total Louisiana	3,317

	Maine — 2.5%
	Other Revenue — 0.2%
530	Maine Health & Higher Educational Facilities Authority, Rev., 4.000%, 07/01/44	524

	Prerefunded — 2.3%
5,675	Maine Turnpike Authority, Rev., 6.000%, 07/01/19 (p)	6,716

	Total Maine	7,240

	Michigan — 0.6%
	Other Revenue — 0.6%
1,500	Michigan State Trunk Line, Rev., 5.000%, 11/15/36	1,694

	Mississippi — 0.4%
	Water & Sewer — 0.4%
1,000	Mississippi Development Bank, Water & Sewer System Project, Special Obligation, Rev., AGM, 6.875%, 12/01/40	1,275

	Montana — 0.2%
	Certificate of Participation/Lease — 0.2%
400	City of Helena, COP, 5.000%, 01/01/29	440

	New Jersey — 3.0%
	Education — 0.6%
1,700	New Jersey Economic Development Authority, School Facilities Construction, Series XX, Rev., 4.250%, 06/15/26	1,665

	Housing — 0.5%
1,430	New Jersey Housing & Mortgage Finance Agency, Single Family Housing, Series AA, Rev., 6.375%, 10/01/28	1,485

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 1.9%
20,000	New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems, Series A, Rev., Zero Coupon, 12/15/36	5,728

	Total New Jersey	8,878

	New York — 9.7%
	Other Revenue — 1.7%
4,250	Utility Debt Securitization Authority, Series TE, Rev., 5.000%, 12/15/41	4,823

	Transportation — 6.1%
14,750	Port Authority of New York & New Jersey, Consolidated, 93rd Series, Rev., 6.125%, 06/01/94	17,893

	Water & Sewer — 1.9%
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2009, Series A, Rev., 5.750%, 06/15/40	5,603

	Total New York	28,319

	Ohio — 3.3%
	General Obligation — 0.8%
	Greenville City School District, School Improvement,
1,000	GO, 5.250%, 01/01/38	1,111
1,000	GO, 5.250%, 01/01/41	1,107

		2,218

	Other Revenue — 0.4%
1,000	County of Warren, Otterbein Homes Obligated Group, Healthcare Facilities, Series A, Rev., 5.500%, 07/01/39	1,119

	Prerefunded — 0.6%
	County of Richland, Correctional Facilities Improvement,
500	GO, AGC, 5.875%, 12/01/18 (p)	578
400	GO, AGC, 6.000%, 12/01/18 (p)	464
650	GO, AGC, 6.125%, 12/01/18 (p)	757

		1,799

	Water & Sewer — 1.5%
4,500	Northeast Ohio Regional Sewer District, Wastewater Improvement, Refunding, Rev., 4.000%, 11/15/49	4,522

	Total Ohio	9,658

	Oklahoma — 0.8%
	Water & Sewer — 0.8%
2,000	Oklahoma City Water Utilities Trust, Water & Sewer System, Series A, Rev., 5.000%, 07/01/34	2,238

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	South Carolina — 7.8%
	Education — 0.5%
1,335	University of South Carolina Athletic Facilities, Rev., 4.000%, 05/01/45	1,355

	General Obligation — 3.8%
9,515	Laurens County School District No. 056, GO, AGC, SCSDE, 6.125%, 03/01/33	11,022

	Prerefunded — 1.6%
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.750%, 01/01/20 (p)	4,785

	Utility — 1.9%
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., NATL-RE, 6.750%, 01/01/20	5,577

	Total South Carolina	22,739

	South Dakota — 0.5%
	Other Revenue — 0.1%
300	South Dakota State Building Authority, Series A, Rev., 5.000%, 06/01/22	355

	Prerefunded — 0.4%
111	Heartland Consumers Power District, Rev., 6.375%, 01/01/16 (p)	113
1,085	Heartland Consumers Power District, Unrefunded Balance, Rev., AGM, 6.000%, 01/01/17 (p)	1,134

		1,247

	Total South Dakota	1,602

	Tennessee — 0.9%
	General Obligation — 0.8%
2,000	Metropolitan Government of Nashville & Davidson, Public Improvement, Series C, GO, 5.000%, 07/01/30	2,380

	Utility — 0.1%
250	City of Chattanooga, Electric System, Series A, Rev., 5.000%, 09/01/32	294

	Total Tennessee	2,674

	Texas — 12.3%
	Education — 0.5%
1,250	Clifton Higher Education Finance Corp., Idea Public Schools, Rev., 6.000%, 08/15/33	1,480

	General Obligation — 0.2%
535	City of Carrollton, GO, 5.000%, 08/15/26	604

	Hospital — 2.1%
2,600	Harris County, Cultural Education Facilities Finance Corp., Houston Methodist Hospital, Rev., 4.000%, 12/01/45	2,564

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — continued
	Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center, Hospital,
1,000	Rev., 5.125%, 09/01/33	1,090
2,300	Rev., 5.500%, 09/01/43	2,524

		6,178

	Prerefunded — 4.5%
2,200	City of Forney, Independent School District, Series A, GO, PSF-GTD, 5.750%, 08/15/18 (p)	2,509
2,500	City of Houston, Water & Sewer System, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	3,499
1,335	City of San Antonio, Electric & Gas Systems, Rev., 5.000%, 02/01/17 (p)	1,379
3,500	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.250%, 12/01/18 (p)	4,199
1,500	Harris County Health Facilities Development Corp., Texas Children’s Hospital Project, Rev., 5.500%, 10/01/19 (p)	1,676

		13,262

	Transportation — 1.6%
1,965	Dallas-Fort Worth International Airport, Joint Improvement, Series A, Rev., 5.000%, 11/01/42	2,164
2,000	North Texas Tollway Authority, Special Projects System, Series A, Rev., 6.000%, 09/01/41	2,408

		4,572

	Utility — 1.8%
5,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.250%, 08/01/16	5,185

	Water & Sewer — 1.6%
4,435	Canyon Regional Water Authority, Wells Ranch Project, Rev., AMBAC, 5.125%, 08/01/25	4,773

	Total Texas	36,054

	Washington — 4.1%
	Education — 2.2%
5,430	Western Washington University, Housing & Dining System, Junior Lien, Series A, Rev., AMBAC, 5.500%, 10/01/22	6,354

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	53

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Prerefunded — 1.9%
5,000	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., AGM, 5.000%, 08/15/18 (p)	5,579

	Total Washington	11,933

	Total Municipal Bonds (Cost $241,595)	271,451

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 7.4%
	Investment Company — 7.4%
21,800	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $21,800)	21,800

	Total Investments — 100.1% (Cost $263,395)	293,251
	Liabilities in Excess of Other Assets — (0.1)%	(168)

	NET ASSETS — 100.0%	$293,083

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

J.P. Morgan Municipal Bond Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
CMO	— Collateralized Mortgage Obligation
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GAN	— Grant Anticipation Notes
GNMA	— Government National Mortgage Association
GO	— General Obligation
GRAN	— Grant Revenue Anticipation Note
GTD	— Guaranteed
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
LIQ	— Liquidity Agreement
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.

PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SCSDE	— South Carolina School District Enhancement
SIFMA	— Securities Industry and Financial Markets Association
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2015.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2015.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of August 31, 2015.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date, or final maturity date.
(w)	— When-issued security.
#	— Variable Rate Demand Preferred Shares of a closed-end investment company which have a weekly demand feature.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	55

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Municipal Income Fund		Ohio Municipal Bond Fund		Short- Intermediate Municipal Bond Fund		Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$287,403		$133,503		$2,971,929		$271,451
Investments in affiliates, at value	5,741		1,785		171,569		21,800

Total investment securities, at value	293,144		135,288		3,143,498		293,251
Cash	—		—		—	(a)	—	(a)
Receivables:
Investment securities sold	1,034		280		—		—
Investment securities sold — delayed delivery securities	—		—		—		3,317
Fund shares sold	73		—	(a)	2,505		637
Interest and dividends from non-affiliates	3,257		1,462		28,611		3,051
Dividends from affiliates	—	(a)	—	(a)	2		—	(a)
Due from Adviser	—		63		—		—
Other assets	—		—		42		—

Total Assets	297,508		137,093		3,174,658		300,256

LIABILITIES:
Payables:
Due to custodian	—		—	(a)	—		—
Investment securities purchased — delayed delivery securities	—		—		73,693		6,844
Fund shares redeemed	167		60		5,772		116
Accrued liabilities:
Investment advisory fees	63		—		468		56
Administration fees	12		10		94		8
Distribution fees	23		28		18		46
Shareholder servicing fees	53		20		43		28
Custodian and accounting fees	28		24		30		21
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		—	(a)	—	(a)
Audit fees	34		30		38		37
Other	21		16		106		17

Total Liabilities	401		188		80,262		7,173

Net Assets	$297,107		$136,905		$3,094,396		$293,083

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

	Municipal Income Fund	Ohio Municipal Bond Fund	Short- Intermediate Municipal Bond Fund	Tax Free Bond Fund
NET ASSETS:
Paid-in-Capital	$281,565	$126,715	$3,081,002	$262,629
Accumulated undistributed (distributions in excess of) net investment income	116	68	604	103
Accumulated net realized gains (losses)	1,310	1,161	(6,063)	495
Net unrealized appreciation (depreciation)	14,116	8,961	18,853	29,856

Total Net Assets	$297,107	$136,905	$3,094,396	$293,083

Net Assets:
Class A	$66,753	$50,284	$38,026	$145,007
Class C	13,636	26,271	15,290	24,441
Institutional Class	—	—	2,892,709	—
Select Class	216,718	60,350	148,371	123,635

Total	$297,107	$136,905	$3,094,396	$293,083

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,690	4,575	3,598	11,635
Class C	1,379	2,379	1,436	1,976
Institutional Class	—	—	272,363	—
Select Class	21,865	5,527	13,999	9,955

Net Asset Value (a):
Class A — Redemption price per share	$9.98	$10.99	$10.57	$12.46
Class C — Offering price per share (b)	9.89	11.05	10.65	12.37
Institutional Class — Offering and redemption price per share	—	—	10.62	—
Select Class — Offering and redemption price per share	9.91	10.92	10.60	12.42
Class A maximum sales charge	3.75%	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.37	$11.42	$10.81	$12.95

Cost of investments in non-affiliates	$273,287	$124,542	$2,953,076	$241,595
Cost of investments in affiliates	5,741	1,785	171,569	21,800

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

	Municipal Income Fund		Ohio Municipal Bond Fund	Short- Intermediate Municipal Bond Fund	Tax Free Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$5,325		$2,686	$21,582	$6,649
Dividend income from non-affiliates	160		—	—	—
Dividend income from affiliates	—	(a)	— (a)	10	1

Total investment income	5,485		2,686	21,592	6,650

EXPENSES:
Investment advisory fees	483		216	3,875	466
Administration fees	132		59	1,271	127
Distribution fees:
Class A	85		64	49	182
Class B (b)	—	(a)	1	— (a)	1
Class C	54		103	62	98
Shareholder servicing fees:
Class A	85		64	49	182
Class B (b)	—	(a)	1	— (a)	— (a)
Class C	18		34	21	33
Institutional Class	—		—	1,441	—
Select Class	300		81	201	174
Custodian and accounting fees	18		14	105	12
Professional fees	28		25	41	31
Trustees’ and Chief Compliance Officer’s fees	2		— (a)	13	2
Printing and mailing costs	5		4	36	6
Registration and filing fees	35		6	93	29
Transfer agent fees (See Note 2.E.)	4		5	14	11
Sub-transfer agent fees (See Note 2.E.)	12		9	185	25
Other	3		4	16	4

Total expenses	1,264		690	7,472	1,383

Less fees waived	(204)		(55)	(3,227)	(372)
Less expense reimbursements	—	(a)	—	(32)	—

Net expenses	1,060		635	4,213	1,011

Net investment income (loss)	4,425		2,051	17,379	5,639

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,213		414	(2,809)	(353)
Futures	—		—	—	31

Net realized gain (loss)	1,213		414	(2,809)	(322)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(5,420)		(2,316)	(11,483)	(5,660)

Net realized/unrealized gains (losses)	(4,207)		(1,902)	(14,292)	(5,982)

Change in net assets resulting from operations	$218		$149	$3,087	$(343)

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Municipal Income Fund		Ohio Municipal Bond Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,425	$9,989	$2,051	$4,843
Net realized gain (loss)	1,213	1,071	414	1,789
Distributions of capital gains received from investment company affiliates	—	— (a)	—	— (a)
Change in net unrealized appreciation/depreciation	(5,420)	4,973	(2,316)	(798)

Change in net assets resulting from operations	218	16,033	149	5,834

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(896)	(1,728)	(759)	(1,652)
From net realized gains	—	(302)	—	(409)
Class B (b)
From net investment income	— (a)	(1)	(3)	(13)
From net realized gains	—	— (a)	—	(4)
Class C
From net investment income	(153)	(315)	(317)	(637)
From net realized gains	—	(66)	—	(203)
Select Class
From net investment income	(3,523)	(7,877)	(1,039)	(2,577)
From net realized gains	—	(1,180)	—	(549)

Total distributions to shareholders	(4,572)	(11,469)	(2,118)	(6,044)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(36,198)	(26,255)	(11,055)	(31,622)

NET ASSETS:
Change in net assets	(40,552)	(21,691)	(13,024)	(31,832)
Beginning of period	337,659	359,350	149,929	181,761

End of period	$297,107	$337,659	$136,905	$149,929

Accumulated undistributed (distributions in excess of) net investment income	$116	$263	$68	$135

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,379	$29,168	$5,639	$10,995
Net realized gain (loss)	(2,809)	5,430	(322)	3,338
Distributions of capital gains received from investment company affiliates	—	21	—	2
Change in net unrealized appreciation/depreciation	(11,483)	(3,330)	(5,660)	5,829

Change in net assets resulting from operations	3,087	31,289	(343)	20,164

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(127)	(230)	(2,705)	(5,149)
From net realized gains	—	—	—	(1,236)
Class B (a)
From net investment income	— (b)	— (b)	(3)	(19)
From net realized gains	—	—	—	(5)
Class C
From net investment income	(12)	(7)	(397)	(737)
From net realized gains	—	—	—	(215)
Institutional Class
From net investment income	(16,741)	(27,299)	—	—
Select Class
From net investment income	(744)	(1,372)	(2,710)	(5,132)
From net realized gains	—	—	—	(1,177)

Total distributions to shareholders	(17,624)	(28,908)	(5,815)	(13,670)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	24,209	665,225	(44,413)	52,596

NET ASSETS:
Change in net assets	9,672	667,606	(50,571)	59,090
Beginning of period	3,084,724	2,417,118	343,654	284,564

End of period	$3,094,396	$3,084,724	$293,083	$343,654

Accumulated undistributed (distributions in excess of) net investment income	$604	$849	$103	$279

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

	Municipal Income Fund		Ohio Municipal Bond Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,171	$12,088	$990	$2,377
Distributions reinvested	878	1,978	709	1,894
Cost of shares redeemed	(5,457)	(11,168)	(3,040)	(13,475)
Conversion from Class B Shares	31	—	459	—

Change in net assets resulting from Class A capital transactions	$(377)	$2,898	$(882)	$(9,204)

Class B (a)
Proceeds from shares issued	$— (b)	$—	$1	$39
Distributions reinvested	— (b)	1	2	17
Cost of shares redeemed	(10)	(22)	(72)	(140)
Conversion to Class A Shares	(31)	—	(459)	—

Change in net assets resulting from Class B capital transactions	$(41)	$(21)	$(528)	$(84)

Class C
Proceeds from shares issued	$1,003	$2,091	$1,065	$2,208
Distributions reinvested	135	339	307	812
Cost of shares redeemed	(1,770)	(3,577)	(1,999)	(5,570)

Change in net assets resulting from Class C capital transactions	$(632)	$(1,147)	$(627)	$(2,550)

Select Class
Proceeds from shares issued	$10,979	$52,009	$2,276	$10,668
Distributions reinvested	399	842	714	2,014
Cost of shares redeemed	(46,526)	(80,836)	(12,008)	(32,466)

Change in net assets resulting from Select Class capital transactions	$(35,148)	$(27,985)	$(9,018)	$(19,784)

Total change in net assets resulting from capital transactions	$(36,198)	$(26,255)	$(11,055)	$(31,622)

(a)	All remaining Class B shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Municipal Income Fund		Ohio Municipal Bond Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
SHARE TRANSACTIONS:
Class A
Issued	416	1,195	88	213
Reinvested	88	196	65	169
Redeemed	(545)	(1,107)	(275)	(1,202)
Conversion from Class B Shares	3	—	42	—

Change in Class A Shares	(38)	284	(80)	(820)

Class B (a)
Issued	—	—	1	3
Reinvested	— (b)	— (b)	— (b)	1
Redeemed	(1)	(2)	(7)	(12)
Conversion to Class A Shares	(3)	—	(41)	—

Change in Class B Shares	(4)	(2)	(47)	(8)

Class C
Issued	101	210	96	196
Reinvested	13	34	28	72
Redeemed	(179)	(358)	(181)	(495)

Change in Class C Shares	(65)	(114)	(57)	(227)

Select Class
Issued	1,105	5,197	208	958
Reinvested	40	84	65	181
Redeemed	(4,682)	(8,052)	(1,094)	(2,910)

Change in Select Class Shares	(3,537)	(2,771)	(821)	(1,771)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

	Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,000	$11,095	$24,561	$54,512
Distributions reinvested	121	222	2,590	6,171
Cost of shares redeemed	(6,425)	(12,551)	(46,040)	(26,475)
Conversion from Class B Shares	40	—	381	1

Change in net assets resulting from Class A capital transactions	$(2,264)	$(1,234)	$(18,508)	$34,209

Class B (a)
Proceeds from shares issued	$— (b)	$—	$— (b)	$1
Distributions reinvested	— (b)	— (b)	3	22
Cost of shares redeemed	—	(71)	(228)	(205)
Conversion to Class A Shares	(40)	—	(381)	(1)

Change in net assets resulting from Class B capital transactions	$(40)	$(71)	$(606)	$(183)

Class C
Proceeds from shares issued	$1,003	$3,708	$1,092	$7,470
Distributions reinvested	12	7	391	937
Cost of shares redeemed	(3,722)	(7,553)	(4,128)	(6,430)

Change in net assets resulting from Class C capital transactions	$(2,707)	$(3,838)	$(2,645)	$1,977

Institutional Class
Proceeds from shares issued	$530,249	$1,227,919	$—	$—
Distributions reinvested	2,897	4,233	—	—
Cost of shares redeemed	(484,414)	(552,022)	—	—

Change in net assets resulting from Institutional Class capital transactions	$48,732	$680,130	$—	$—

Select Class
Proceeds from shares issued	$21,597	$54,084	$12,239	$35,185
Distributions reinvested	148	280	978	2,070
Cost of shares redeemed	(41,257)	(64,126)	(35,871)	(20,662)

Change in net assets resulting from Select Class capital transactions	$(19,512)	$(9,762)	$(22,654)	$16,593

Total change in net assets resulting from capital transactions	$24,209	$665,225	$(44,413)	$52,596

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
SHARE TRANSACTIONS:
Class A
Issued	381	1,043	1,962	4,307
Reinvested	11	21	207	487
Redeemed	(609)	(1,181)	(3,669)	(2,091)
Conversion from Class B Shares	4	—	31	— (b)

Change in Class A Shares	(213)	(117)	(1,469)	2,703

Class B (a)
Issued	—	—	— (b)	— (b)
Reinvested	— (b)	— (b)	— (b)	2
Redeemed	—	(6)	(18)	(16)
Conversion to Class A Shares	(4)	—	(31)	— (b)

Change in Class B Shares	(4)	(6)	(49)	(14)

Class C
Issued	95	347	87	594
Reinvested	1	1	32	74
Redeemed	(350)	(707)	(331)	(512)

Change in Class C Shares	(254)	(359)	(212)	156

Institutional Class
Issued	49,917	115,186	—	—
Reinvested	273	397	—	—
Redeemed	(45,625)	(51,731)	—	—

Change in Institutional Class Shares	4,565	63,852	—	—

Select Class
Issued	2,037	5,079	977	2,784
Reinvested	14	26	78	164
Redeemed	(3,890)	(6,023)	(2,884)	(1,638)

Change in Select Class Shares	(1,839)	(918)	(1,829)	1,310

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
Municipal Income Fund
Class A
Six Months Ended August 31, 2015 (Unaudited)	$10.11	$0.13	(f)	$(0.13)	$—	(g)	$(0.13)	$—	$(0.13)
Year Ended February 28, 2015	9.98	0.27	(f)	0.18	0.45		(0.27)	(0.05)	(0.32)
Year Ended February 28, 2014	10.41	0.28	(f)	(0.28)	—	(g)	(0.29)	(0.14)	(0.43)
Year Ended February 28, 2013	10.35	0.29	(f)	0.05	0.34		(0.28)	—	(0.28)
Year Ended February 29, 2012	9.86	0.30	(f)	0.50	0.80		(0.31)	—	(0.31)
Year Ended February 28, 2011	10.00	0.31	(f)	(0.14)	0.17		(0.31)	—	(0.31)

Class C
Six Months Ended August 31, 2015 (Unaudited)	10.02	0.10	(f)	(0.12)	(0.02)		(0.11)	—	(0.11)
Year Ended February 28, 2015	9.90	0.21	(f)	0.17	0.38		(0.21)	(0.05)	(0.26)
Year Ended February 28, 2014	10.33	0.22	(f)	(0.28)	(0.06)		(0.23)	(0.14)	(0.37)
Year Ended February 28, 2013	10.27	0.23	(f)	0.06	0.29		(0.23)	—	(0.23)
Year Ended February 29, 2012	9.78	0.24	(f)	0.50	0.74		(0.25)	—	(0.25)
Year Ended February 28, 2011	9.93	0.25	(f)	(0.15)	0.10		(0.25)	—	(0.25)

Select Class
Six Months Ended August 31, 2015 (Unaudited)	10.04	0.14	(f)	(0.12)	0.02		(0.15)	—	(0.15)
Year Ended February 28, 2015	9.92	0.29	(f)	0.17	0.46		(0.29)	(0.05)	(0.34)
Year Ended February 28, 2014	10.35	0.30	(f)	(0.27)	0.03		(0.32)	(0.14)	(0.46)
Year Ended February 28, 2013	10.29	0.31	(f)	0.06	0.37		(0.31)	—	(0.31)
Year Ended February 29, 2012	9.80	0.32	(f)	0.50	0.82		(0.33)	—	(0.33)
Year Ended February 28, 2011	9.94	0.33	(f)	(0.14)	0.19		(0.33)	—	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including imputed interest) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (b)(e)

$9.98	0.04%	$66,753	0.82%	2.60%	0.96%	4%
10.11	4.47	68,003	0.86	2.65	0.97	9
9.98	0.13	64,327	0.87	2.78	0.94	3
10.41	3.35	86,839	0.86	2.76	0.92	13
10.35	8.19	90,497	0.86	2.95	0.93	6
9.86	1.67	94,167	0.87	3.07	0.93	18

9.89	(0.23)	13,636	1.39	2.02	1.48	4
10.02	3.81	14,462	1.44	2.07	1.47	9
9.90	(0.45)	15,425	1.44	2.20	1.44	3
10.33	2.80	26,248	1.42	2.21	1.42	13
10.27	7.66	26,863	1.42	2.39	1.43	6
9.78	1.04	27,426	1.42	2.51	1.42	18

9.91	0.19	216,718	0.57	2.85	0.69	4
10.04	4.66	255,153	0.61	2.91	0.71	9
9.92	0.38	279,537	0.62	3.02	0.69	3
10.35	3.61	483,257	0.62	3.01	0.67	13
10.29	8.49	616,596	0.61	3.20	0.68	6
9.80	1.94	964,908	0.62	3.32	0.68	18

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Ohio Municipal Bond Fund
Class A
Six Months Ended August 31, 2015 (Unaudited)	$11.14	$0.16	(f)	$(0.14)	$0.02	$(0.17)	$—	$(0.17)
Year Ended February 28, 2015	11.17	0.32	(f)	0.06	0.38	(0.33)	(0.08)	(0.41)
Year Ended February 28, 2014	11.51	0.32	(f)	(0.34)	(0.02)	(0.32)	— (h)	(0.32)
Year Ended February 28, 2013	11.50	0.32	(f)	0.01	0.33	(0.31)	(0.01)	(0.32)
Year Ended February 29, 2012	10.95	0.35	(f)	0.56	0.91	(0.35)	(0.01)	(0.36)
Year Ended February 28, 2011	11.15	0.34	(f)	(0.19)	0.15	(0.35)	— (h)	(0.35)

Class C
Six Months Ended August 31, 2015 (Unaudited)	11.19	0.13	(f)	(0.14)	(0.01)	(0.13)	—	(0.13)
Year Ended February 28, 2015	11.22	0.26	(f)	0.05	0.31	(0.26)	(0.08)	(0.34)
Year Ended February 28, 2014	11.56	0.25	(f)	(0.33)	(0.08)	(0.26)	— (h)	(0.26)
Year Ended February 28, 2013	11.55	0.25	(f)	0.01	0.26	(0.24)	(0.01)	(0.25)
Year Ended February 29, 2012	10.99	0.28	(f)	0.57	0.85	(0.28)	(0.01)	(0.29)
Year Ended February 28, 2011	11.20	0.28	(f)	(0.21)	0.07	(0.28)	— (h)	(0.28)

Select Class
Six Months Ended August 31, 2015 (Unaudited)	11.07	0.17	(f)	(0.14)	0.03	(0.18)	—	(0.18)
Year Ended February 28, 2015	11.10	0.35	(f)	0.06	0.41	(0.36)	(0.08)	(0.44)
Year Ended February 28, 2014	11.44	0.35	(f)	(0.34)	0.01	(0.35)	— (h)	(0.35)
Year Ended February 28, 2013	11.43	0.35	(f)	0.01	0.36	(0.34)	(0.01)	(0.35)
Year Ended February 29, 2012	10.88	0.37	(f)	0.57	0.94	(0.38)	(0.01)	(0.39)
Year Ended February 28, 2011	11.09	0.37	(f)	(0.21)	0.16	(0.37)	— (h)	(0.37)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than 1%.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.99	0.14%	$50,284	0.88%	2.86%	0.98%	—	%(g)
11.14	3.47	51,856	0.88	2.89	1.07	3
11.17	(0.08)	61,153	0.88	2.85	0.99	3
11.51	2.86	90,786	0.87	2.77	0.97	6
11.50	8.44	86,982	0.88	3.09	0.98	6
10.95	1.33	102,830	0.87	3.06	0.97	7

11.05	(0.09)	26,271	1.48	2.26	1.48	—	(g)
11.19	2.81	27,267	1.50	2.27	1.57	3
11.22	(0.70)	29,872	1.48	2.24	1.48	3
11.56	2.27	55,414	1.46	2.18	1.47	6
11.55	7.87	51,690	1.48	2.49	1.48	6
10.99	0.62	51,174	1.46	2.47	1.47	7

10.92	0.27	60,350	0.63	3.11	0.73	—	(g)
11.07	3.75	70,270	0.63	3.15	0.82	3
11.10	0.17	90,114	0.63	3.11	0.74	3
11.44	3.12	103,644	0.62	3.02	0.72	6
11.43	8.77	100,013	0.63	3.34	0.73	6
10.88	1.49	100,451	0.62	3.32	0.72	7

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Short-Intermediate Municipal Bond Fund
Class A
Six Months Ended August 31, 2015 (Unaudited)	$10.62	$0.03	(f)	$(0.04)	$(0.01)	$(0.04)
Year Ended February 28, 2015	10.61	0.06	(f)	0.01	0.07	(0.06)
Year Ended February 28, 2014	10.63	0.07	(f)	(0.03)	0.04	(0.06)
Year Ended February 28, 2013	10.65	0.08	(f)	(0.02)	0.06	(0.08)
Year Ended February 29, 2012	10.44	0.11	(f)	0.21	0.32	(0.11)
Year Ended February 28, 2011	10.53	0.12	(f)	(0.09)	0.03	(0.12)

Class C
Six Months Ended August 31, 2015 (Unaudited)	10.70	0.01	(f)	(0.05)	(0.04)	(0.01)
Year Ended February 28, 2015	10.69	0.01	(f)	— (g)	0.01	— (g)
Year Ended February 28, 2014	10.71	0.01	(f)	(0.02)	(0.01)	(0.01)
Year Ended February 28, 2013	10.74	0.03	(f)	(0.03)	— (g)	(0.03)
Year Ended February 29, 2012	10.53	0.06	(f)	0.21	0.27	(0.06)
Year Ended February 28, 2011	10.61	0.07	(f)	(0.08)	(0.01)	(0.07)

Institutional Class
Six Months Ended August 31, 2015 (Unaudited)	10.67	0.06	(f)	(0.05)	0.01	(0.06)
Year Ended February 28, 2015	10.66	0.11	(f)	0.01	0.12	(0.11)
Year Ended February 28, 2014	10.68	0.12	(f)	(0.03)	0.09	(0.11)
Year Ended February 28, 2013	10.71	0.14	(f)	(0.04)	0.10	(0.13)
Year Ended February 29, 2012	10.49	0.16	(f)	0.22	0.38	(0.16)
Year Ended February 28, 2011	10.58	0.18	(f)	(0.09)	0.09	(0.18)

Select Class
Six Months Ended August 31, 2015 (Unaudited)	10.65	0.05	(f)	(0.05)	— (g)	(0.05)
Year Ended February 28, 2015	10.65	0.09	(f)	— (g)	0.09	(0.09)
Year Ended February 28, 2014	10.66	0.09	(f)	(0.02)	0.07	(0.08)
Year Ended February 28, 2013	10.68	0.11	(f)	(0.02)	0.09	(0.11)
Year Ended February 29, 2012	10.47	0.14	(f)	0.21	0.35	(0.14)
Year Ended February 28, 2011	10.56	0.15	(f)	(0.09)	0.06	(0.15)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratio to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.57	(0.14)%	$38,026	0.75%	0.65%	0.87%	20%
10.62	0.64	40,468	0.74	0.55	0.87	53
10.61	0.38	41,685	0.74	0.63	0.87	39
10.63	0.56	73,578	0.74	0.77	0.86	33
10.65	3.05	80,858	0.75	1.04	0.87	43
10.44	0.32	121,687	0.74	1.18	0.88	42

10.65	(0.39)	15,290	1.25	0.14	1.39	20
10.70	0.13	18,082	1.24	0.05	1.38	53
10.69	(0.10)	21,918	1.24	0.13	1.37	39
10.71	(0.05)	35,324	1.24	0.28	1.36	33
10.74	2.54	43,532	1.25	0.53	1.37	43
10.53	(0.07)	51,202	1.24	0.68	1.38	42

10.62	0.11	2,892,709	0.25	1.15	0.47	20
10.67	1.13	2,857,462	0.24	1.05	0.47	53
10.66	0.88	2,175,023	0.23	1.10	0.49	39
10.68	0.95	272,548	0.24	1.27	0.46	33
10.71	3.67	250,344	0.24	1.53	0.46	43
10.49	0.84	199,764	0.24	1.67	0.48	42

10.60	0.00 (h)	148,371	0.50	0.90	0.61	20
10.65	0.80	168,672	0.49	0.80	0.61	53
10.65	0.67	178,381	0.49	0.88	0.61	39
10.66	0.80	924,024	0.49	1.01	0.61	33
10.68	3.32	751,495	0.50	1.28	0.62	43
10.47	0.59	814,614	0.49	1.43	0.63	42

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Free Bond Fund
Class A
Six Months Ended August 31, 2015 (Unaudited)	$12.70	$0.23	(f)	$(0.23)	$— (g)	$(0.24)	$—	$(0.24)
Year Ended February 28, 2015	12.41	0.44	(f)	0.39	0.83	(0.44)	(0.10)	(0.54)
Year Ended February 28, 2014	12.88	0.46	(f)	(0.44)	0.02	(0.48)	(0.01)	(0.49)
Year Ended February 28, 2013	12.77	0.47	(f)	0.09	0.56	(0.45)	—	(0.45)
Year Ended February 29, 2012	12.08	0.50	(f)	0.70	1.20	(0.51)	—	(0.51)
Year Ended February 28, 2011	12.49	0.50		(0.40)	0.10	(0.51)	—	(0.51)

Class C
Six Months Ended August 31, 2015 (Unaudited)	12.60	0.18	(f)	(0.22)	(0.04)	(0.19)	—	(0.19)
Year Ended February 28, 2015	12.33	0.35	(f)	0.38	0.73	(0.36)	(0.10)	(0.46)
Year Ended February 28, 2014	12.80	0.37	(f)	(0.44)	(0.07)	(0.39)	(0.01)	(0.40)
Year Ended February 28, 2013	12.69	0.38	(f)	0.10	0.48	(0.37)	—	(0.37)
Year Ended February 29, 2012	12.01	0.41	(f)	0.69	1.10	(0.42)	—	(0.42)
Year Ended February 28, 2011	12.42	0.41		(0.40)	0.01	(0.42)	—	(0.42)

Select Class
Six Months Ended August 31, 2015 (Unaudited)	12.65	0.24	(f)	(0.22)	0.02	(0.25)	—	(0.25)
Year Ended February 28, 2015	12.37	0.46	(f)	0.38	0.84	(0.46)	(0.10)	(0.56)
Year Ended February 28, 2014	12.84	0.48	(f)	(0.44)	0.04	(0.50)	(0.01)	(0.51)
Year Ended February 28, 2013	12.73	0.49	(f)	0.09	0.58	(0.47)	—	(0.47)
Year Ended February 29, 2012	12.05	0.52	(f)	0.69	1.21	(0.53)	—	(0.53)
Year Ended February 28, 2011	12.45	0.54		(0.41)	0.13	(0.53)	—	(0.53)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$12.46	(0.02)%	$145,007	0.67%	3.62%	0.97%	44%
12.70	6.83	166,359	0.74	3.49	0.98	90
12.41	0.31	129,124	0.74	3.72	0.99	62
12.88	4.45	198,873	0.74	3.67	0.94	43
12.77	10.12	183,329	0.75	4.06	0.96	24
12.08	0.78	187,253	0.75	4.04	0.94	1

12.37	(0.28)	24,441	1.36	2.93	1.47	44
12.60	5.99	27,579	1.43	2.81	1.48	90
12.33	(0.40)	25,057	1.43	3.00	1.48	62
12.80	3.80	57,237	1.43	2.98	1.44	43
12.69	9.34	40,523	1.44	3.37	1.46	24
12.01	0.08	37,380	1.44	3.35	1.44	1

12.42	0.16	123,635	0.50	3.79	0.70	44
12.65	6.95	149,102	0.57	3.67	0.72	90
12.37	0.49	129,602	0.57	3.89	0.74	62
12.84	4.63	200,023	0.57	3.85	0.69	43
12.73	10.25	210,217	0.58	4.25	0.71	24
12.05	1.02	276,700	0.58	4.20	0.69	1

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Municipal Income Fund	Class A, Class C and Select Class	Diversified
Ohio Municipal Bond Fund	Class A, Class C and Select Class	Diversified
Short-Intermediate Municipal Bond Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Free Bond Fund	Class A, Class C and Select Class	Diversified

The investment objective of Municipal Income Fund is to seek current income exempt from federal income taxes.

The Investment objective of Ohio Municipal Bond Fund is to seek current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

The investment objective of Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”) (except for Class C Shares of Short-Intermediate Municipal Bond Fund purchased before September 3, 2013). Effective September 3, 2013, purchases of Class C Shares of the Short-Intermediate Municipal Bond Fund are subject to a CDSC on the original cost of shares. No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all Class B Shares automatically converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years (except for Short-Intermediate Municipal Bond Fund whose Class B Shares converted to Class A Shares after six years) and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 —Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

74	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (‘NAV’) as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Municipal Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Industrial Development Revenue/Pollution Control Revenue	$—	$1,012	$—	$1,012
Alaska
Other Revenue	—	1,410	—	1,410
Transportation	—	2,275	—	2,275

Total Alaska	—	3,685	—	3,685

Arizona
Housing	—	96	—	96
Water & Sewer	—	5,805	—	5,805

Total Arizona	—	5,901	—	5,901

Arkansas
Housing	—	121	—	121
California
Housing	—	359	—	359
Other Revenue	—	695	—	695
Prerefunded	—	1,127	—	1,127
Transportation	—	1,015	—	1,015
Utility	—	2,331	—	2,331

Total California	—	5,527	—	5,527

Colorado
Certificate of Participation/Lease	—	716	—	716
General Obligation	—	1,188	—	1,188

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Housing	$—	$1,009	$—	$1,009
Other Revenue	—	2,566	—	2,566

Total Colorado	—	5,479	—	5,479

Connecticut
Education	—	4,329	—	4,329
Delaware
Housing	—	795	—	795
District of Columbia
Other Revenue	—	1,973	—	1,973
Transportation	—	4,531	—	4,531

Total District of Columbia	—	6,504	—	6,504

Florida
Certificate of Participation/Lease	—	4,693	—	4,693
Hospital	—	1,250	—	1,250
Housing	—	5,102	—	5,102
Industrial Development Revenue/Pollution Control Revenue	—	1,461	—	1,461
Transportation	—	4,659	—	4,659
Utility	—	9,436	—	9,436
Water & Sewer	—	6,165	—	6,165

Total Florida	—	32,766	—	32,766

Georgia
Certificate of Participation/Lease	—	5,949	—	5,949
General Obligation	—	5,805	—	5,805
Housing	—	711	—	711
Industrial Development Revenue/Pollution Control Revenue	—	3,038	—	3,038

Total Georgia	—	15,503	—	15,503

Hawaii
General Obligation	—	4,993	—	4,993
Illinois
General Obligation	—	3,455	—	3,455
Housing	—	1,806	—	1,806
Other Revenue	—	559	—	559
Prerefunded	—	106	—	106

Total Illinois	—	5,926	—	5,926

Indiana
Housing	—	1,022	—	1,022
Utility	—	1,401	—	1,401
Water & Sewer	—	1,067	—	1,067

Total Indiana	—	3,490	—	3,490

Iowa
Education	—	1,691	—	1,691
Housing	—	305	—	305

Total Iowa	—	1,996	—	1,996

Louisiana
Housing	—	1,837	—	1,837
Maine
Housing	—	864	—	864

76	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Maryland
Housing	$—	$192	$—	$192
Massachusetts
Education	—	2,214	—	2,214
General Obligation	—	3,005	—	3,005
Housing	—	297	—	297
Water & Sewer	—	18,822	—	18,822

Total Massachusetts	—	24,338	—	24,338

Michigan
Housing	—	2,034	—	2,034
Industrial Development Revenue/Pollution Control Revenue	—	1,907	—	1,907

Total Michigan	—	3,941	—	3,941

Minnesota
Housing	—	8,634	—	8,634
Prerefunded	—	42	—	42

Total Minnesota	—	8,676	—	8,676

Mississippi
Housing	—	2,748	—	2,748
Missouri
Housing	—	981	—	981
Transportation	—	2,251	—	2,251

Total Missouri	—	3,232	—	3,232

Nevada
Housing	—	127	—	127
Other Revenue	—	1,454	—	1,454

Total Nevada	—	1,581	—	1,581

New Hampshire
Education	—	5,558	—	5,558
Housing	—	645	—	645

Total New Hampshire	—	6,203	—	6,203

New Jersey
Education	—	831	—	831
General Obligation	—	1,530	—	1,530
Industrial Development Revenue/Pollution Control Revenue	—	511	—	511
Other Revenue	—	2,707	—	2,707
Transportation	—	2,172	—	2,172

Total New Jersey	—	7,751	—	7,751

New Mexico
Housing	—	849	—	849
New York
Housing	—	739	—	739
Other Revenue	—	5,988	—	5,988
Prerefunded	—	6	—	6
Special Tax	—	3,357	—	3,357
Transportation	—	7,137	—	7,137
Water & Sewer	—	6,322	—	6,322

Total New York	—	23,549	—	23,549

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
North Carolina
Housing	$—	$248	$—	$248
Other Revenue	—	2,609	—	2,609
Prerefunded	—	1,575	—	1,575
Water & Sewer	—	3,807	—	3,807

Total North Carolina	—	8,239	—	8,239

North Dakota
Housing	—	2,774	—	2,774
Utility	—	2,177	—	2,177

Total North Dakota	—	4,951	—	4,951

Ohio
General Obligation	—	1,872	—	1,872
Housing	—	1,615	—	1,615
Transportation	—	670	—	670
Utility	—	83	—	83

Total Ohio	—	4,240	—	4,240

Oklahoma
Housing	—	1,733	69	1,802
Oregon
Housing	—	1,890	—	1,890
Pennsylvania
Education	—	4,562	—	4,562
Industrial Development Revenue/Pollution Control Revenue	—	2,261	—	2,261
Other Revenue	—	2,236	—	2,236
Transportation	—	2,385	—	2,385

Total Pennsylvania	—	11,444	—	11,444

Rhode Island
Education	—	1,836	—	1,836
Transportation	—	2,942	—	2,942

Total Rhode Island	—	4,778	—	4,778

South Carolina
General Obligation	—	2,092	—	2,092
Housing	—	553	—	553

Total South Carolina	—	2,645	—	2,645

South Dakota
Housing	—	508	—	508
Tennessee
Housing	—	2,976	—	2,976
Transportation	—	1,134	—	1,134
Utility	—	2,272	—	2,272
Water & Sewer	—	2,372	—	2,372

Total Tennessee	—	8,754	—	8,754

Texas
General Obligation	—	9,282	—	9,282
Housing	—	4,011	—	4,011
Other Revenue	—	3,249	—	3,249
Prerefunded	—	4,442	—	4,442
Utility	—	5,339	—	5,339

Total Texas	—	26,323	—	26,323

78	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Utah
Education	$—	$3,926	$—		$3,926
Other Revenue	—	1,200	—		1,200

Total Utah	—	5,126	—		5,126

Vermont
Housing	—	3,238	—		3,238
Virginia
Education	—	2,443	—		2,443
Prerefunded	—	2,308	—		2,308

Total Virginia	—	4,751	—		4,751

Washington
General Obligation	—	2,387	—		2,387
Transportation	—	1,483	—		1,483
Utility	—	576	—		576

Total Washington	—	4,446	—		4,446

West Virginia
Other Revenue	—	3,036	—		3,036
Wisconsin
Other Revenue	—	2,309	—		2,309

Total Municipal Bonds	—	282,199	69		282,268

Investment Company	5,135	—	—		5,135
Short-Term Investment
Investment Company	5,741	—	—		5,741

Total Investments in Securities	$10,876	$282,199	$69	*	$293,144

*	Level 3 investments are valued by brokers and pricing services. At August 31, 2015, the value of these securities was approximately $69,000. The inputs for these investments are not readily available or cannot be reasonable estimated and are generally those inputs described in Note 2.A.

Ohio Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,785	$133,503	$—	$135,288

Short-Intermediate Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$171,569	$2,971,929	$—	$3,143,498

Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$21,800	$271,451	$—	$293,251

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

There were no transfers among any levels during the six months ended August 31, 2015.

B. When Issued Securities and Forward Commitments — The Funds may purchase when issued securities, including To Be Announced (“TBA”) securities, and enter into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. The purchase of securities on a when issued or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued or forward commitment basis is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their when issued or forward commitments.

As of August 31, 2015, the Funds did not have outstanding TBA commitments.

C. Futures Contracts — Tax Free Bond Fund used treasury and interest rate futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended August 31, 2015 (amounts in thousands):

	Tax Free Bond Fund
Futures Contracts:
Average Notional Balance Short	$5,090	(a)
Ending Notional Balance Short	—

(a)	For the period March 1, 2015 through May 31, 2015.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments. As of August 31, 2015, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund had when-issued securities on their SOIs.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

80	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended August 31, 2015 are as follows (amounts in thousands):

	Class A	Class B		Class C		Institutional Class	Select Class
Municipal Income Fund
Transfer agent fees	$2	$—	(a)	$—	(a)	n/a	$2
Sub-transfer agent fees	6	—	(a)	2		n/a	4

Ohio Municipal Bond Fund
Transfer agent fees	1	—	(a)	—	(a)	n/a	4
Sub-transfer agent fees	3	—	(a)	3		n/a	3

Short-Intermediate Municipal Bond Fund
Transfer agent fees	1	—	(a)	—	(a)	$1	12
Sub-transfer agent fees	3	—	(a)	3		172	7

Tax Free Bond Fund
Transfer agent fees	9	—	(a)	—	(a)	n/a	2
Sub-transfer agent fees	13	—	(a)	3		n/a	9

(a)	Amount rounds to less than $1,000.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. Floating-Rate Note Obligations Related to Securities Held — Municipal Income Fund may enter into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of an inverse floating rate investment (the “Inverse Floater”). The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates to third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse.

At August 31, 2015, Municipal Income Fund did not hold any Inverse Floaters.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Municipal Income Fund	0.30%
Ohio Municipal Bond Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

$25 billion of all such funds. For the six months ended August 31, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Municipal Income Fund	$4	$—
Ohio Municipal Bond Fund	2	—
Short-Intermediate Municipal Bond Fund	1	—
Tax Free Bond Fund	13	—

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Municipal Income Fund	0.25%	0.25%	0.25%	n/a	0.25%
Ohio Municipal Bond Fund	0.25	0.25	0.25	n/a	0.25
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25	0.10%	0.25
Tax Free Bond Fund	0.25	0.25	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Municipal Income Fund ^	0.82%	1.39%	1.39%	n/a	0.57%
Ohio Municipal Bond Fund	0.88	1.53	1.53	n/a	0.63
Short-Intermediate Municipal Bond Fund	0.75	1.25	1.25	0.25%	0.50
Tax Free Bond Fund ^^	0.67	1.36	1.36	n/a	0.50

^	Prior to December 1, 2014, the contractual expense limitations for Municipal Income Fund were 0.87%, 1.52%, 1.52% and 0.62% for Class A, Class B, Class C and Select Class Shares, respectively.

82	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

^^	Prior to December 1, 2014, the contractual expense limitations for Tax Free Bond Fund were 0.75%, 1.44%, 1.44% and 0.58% for Class A, Class B, Class C and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended August 31, 2015. The contractual expense limitation percentages in the table above are in place until at least June 30, 2016, except for Class B Shares which are no longer operating.

For the six months ended August 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory		Administration	Shareholder Servicing	Total	Contractual Reimbursement
Municipal Income Fund	$79		$52	$71	$202	$—	(a)
Ohio Municipal Bond Fund	—	(a)	—	55	55	—
Short-Intermediate Municipal Bond Fund	1,043		694	1,445	3,182	32
Tax Free Bond Fund	97		65	206	368	—

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended August 31, 2015 were as follows (amounts in thousands):

Municipal Income Fund	$2
Ohio Municipal Bond Fund	—	(a)
Short-Intermediate Municipal Bond Fund	45
Tax Free Bond Fund	4

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended August 31, 2015, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Municipal Income Fund	$10,967	$41,724
Ohio Municipal Bond Fund	563	11,987
Short-Intermediate Municipal Bond Fund	693,198	589,129
Tax Free Bond Fund	127,656	168,277

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

During the six months ended August 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Municipal Income Fund	$279,028	$14,959	$843	$14,116
Ohio Municipal Bond Fund	126,327	9,016	55	8,961
Short-Intermediate Municipal Bond Fund	3,124,645	24,757	5,904	18,853
Tax Free Bond Fund	263,395	29,970	114	29,856

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after August 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At February 28, 2015, the Funds did not have post-enactment net capital loss carryforwards.

At February 28, 2015, the following Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Short-Intermediate Municipal Bond Fund	$1,636	$969	$647	$3,252

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Funds. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Due to Municipal Income Fund investments in Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities, equity securities, foreign and emerging markets securities, and convertible securities. These securities are subject to risks specific to their structure, sector or market.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate

84	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Specific risks and concentrations present in the underlying funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Ohio Municipal Bond Fund primarily invests in issuers in the State of Ohio. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory, fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2015, and continued to hold your shares at the end of the reporting period, August 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Municipal Income Fund
Class A
Actual	$1,000.00	$1,000.40	$4.12	0.82%
Hypothetical	1,000.00	1,021.01	4.17	0.82
Class C
Actual	1,000.00	997.70	6.98	1.39
Hypothetical	1,000.00	1,018.15	7.05	1.39
Select Class
Actual	1,000.00	1,001.90	2.87	0.57
Hypothetical	1,000.00	1,022.27	2.90	0.57

Ohio Municipal Bond Fund
Class A
Actual	1,000.00	1,001.40	4.43	0.88
Hypothetical	1,000.00	1,020.71	4.47	0.88
Class C
Actual	1,000.00	999.10	7.44	1.48
Hypothetical	1,000.00	1,017.70	7.51	1.48
Select Class
Actual	1,000.00	1,002.70	3.17	0.63
Hypothetical	1,000.00	1,021.97	3.20	0.63

86	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Short-Intermediate Municipal Bond Fund
Class A
Actual	$1,000.00	$998.60	$3.77	0.75%
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class C
Actual	1,000.00	996.10	6.27	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Institutional Class
Actual	1,000.00	1,001.10	1.26	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Select Class
Actual	1,000.00	1,000.00	2.51	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50

Tax Free Bond Fund
Class A
Actual	1,000.00	999.80	3.37	0.67
Hypothetical	1,000.00	1,021.77	3.40	0.67
Class C
Actual	1,000.00	997.20	6.83	1.36
Hypothetical	1,000.00	1,018.30	6.90	1.36
Select Class
Actual	1,000.00	1,001.60	2.52	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the Funds’ performance, as well as a risk/return assessment of certain Funds as compared to the Funds’ objectives and peers in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed

Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

88	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Trustees also considered the Funds’ performance in light of their investment strategies and high-quality focus as compared to those of the Universe Group which included competitor funds that did not have a similar focus. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered an analysis prepared by the Trustees’ independent consultant. For certain Funds, the Trustees and Adviser determined that the Universe Group is less meaningful and the independent consultant prepared an analysis of those Funds across various risk and return metrics including standard deviation, Sharpe ratio, credit quality, and duration compared to customized peer groups of funds with similar portfolio objectives (as selected by the independent consultant). The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Municipal Income Fund’s performance was in the third, third and fourth quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and in the third quintile for the Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Ohio Municipal Bond Fund’s performance was in the fourth, third and fourth quintiles for Class A shares and in the third, second and third quintiles for the Select

Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. The Trustees requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the fixed income committee at each of their regular meetings over the course of next year.

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s performance was in the fifth quintile for Class A shares and in the fourth, fifth and fifth quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. The Trustees requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the fixed income committee at each of their regular meetings over the course of next year.

The Trustees noted that the Tax Free Bond Fund’s performance was in the fourth, fourth and fifth quintiles for Class A shares and in the third, third and fourth quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultants analysis and other factors, concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services

90	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2015

that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Municipal Income Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the fourth and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Ohio Municipal Bond Fund’s net advisory fee for Class A and Select Class shares was in the third and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Tax Free Bond Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

AUGUST 31, 2015	J.P. MORGAN MUNICIPAL BOND FUNDS	91

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. August 2015.	SAN-MUNIBOND-815

Semi-Annual Report

J.P. Morgan Money Market Funds

August 31, 2015 (Unaudited)

JPMorgan Prime Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

September 25, 2015 (Unaudited)

Dear Shareholder,

After a weak start to 2015, the U.S. economy strengthened over the next several months and policy makers indicated a more normalized U.S. monetary policy may be in order, even as central bankers in Europe, Japan and Asia unleashed unprecedented stimulus measures to bolster flagging growth. Over the same period, financial market volatility increased until it truly erupted in mid-August amid acute worries that China’s economy — the world’s second largest — was faltering.

“The U.S. economic recovery remained largely intact amid historically low interest rates, while central banks in the U.S., Europe, Japan and China continued to maintain or increase economic stimulus.”

Though U.S. financial markets largely recovered by the end of August, the shock from the global sell-off in equities, among other considerations, was apparently enough to convince the U.S. Federal Reserve (the “Fed”) to postpone an interest rate increase in September.

Amid an environment of low interest rates, falling energy prices and global growth, U.S. equity prices rose and essentially remained near their closing highs for the first five months of 2015, hitting a peak in mid-May. Meanwhile, U.S. bond markets provided lackluster returns, caught between investor concerns about the timing and impact of a Fed interest rate increase and periodic “flights to safety” as investors reacted to specific market or geopolitical events.

While there was notable weakness the U.S. economy in the first three months of 2015 — mainly due to severe winter weather and a labor dispute at vital West Coast ports — the upward trajectory of the economy resumed in the second quarter and U.S. gross domestic product rose 3.9%. Unemployment continued its steady decline throughout the six month reporting period to 5.1% in August from 5.5% in March.

Importantly, inflationary pressure remained subdued in the U.S. amid lower energy prices and notably stagnant wage growth. Global oil prices dipped below $60 a barrel in March 2015, before rebounding somewhat and then dropping again to below $50 a barrel by August. Global commodities prices also fell sharply through the summer of 2015.

Part of the decline in commodities prices was attributable to signs of slowing growth in China, the world’s leading consumer of raw materials. In response to falling domestic equity prices and weakening economic data, Chinese policy makers enacted a range of stimulus measures, including cutting interest rates and easing bank lending rules in June and July. Then on August 11th, China’s central bank shocked global markets by devaluing the yuan by nearly 2% and two days later, weaker-than-expected retail sales and industrial production data again shook investor confidence.

On Monday, August 24th, China’s stock market suffered its biggest one-day drop since 2011. The Shanghai Composite Index closed down 8.5% for the day. Chinese regulators suspended trading in hundreds of stocks that had each lost 10% or more. The selloff spread rapidly and key equity indexes in developed markets from Asia to Europe closed down by roughly 5%. Emerging market equities also fell, dragging local currencies lower. In U.S. trading, the Standard & Poor’s 500 Index closed down 3.9%.

Government bonds of developed market nations initially benefitted from the sell-off as investors fled to the perceived safety of fixed income securities. But prices for longer-dated U.S. Treasury bonds declined, partly due to massive selling of foreign-exchange reserves (including U.S. Treasuries) by China and partly due to expectations of an imminent Fed interest rate increase.

While the global economic environment at the end of August 2015 was markedly different than it was six months earlier, in fundamental ways it remained unchanged. The U.S. economic recovery remained largely intact amid historically low interest rates, while central banks in the U.S., Europe, Japan and China continued to maintain or increase economic stimulus. Global energy prices remained under pressure. What appeared to have changed is the intensity of investor concern about both the health of China’s economy and the timing of any increase in U.S. interest rates. This uncertain environment and its effects on financial markets may provide opportunities for those investors who have long-term objectives and a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan Prime Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, Cash Management, Direct, Eagle Class, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of August 31, 2015	$117.3 Billion
Weighted Average Maturity^	40 days
Weighted Average Life^^	61 days

MATURITY SCHEDULE*^
1 day	24.9%
2–7 days	5.7
8–30 days	23.8
31–60 days	21.4
61–90 days	15.1
91–180 days	5.3
181+ days	3.8

7-DAY SEC YIELD AS OF AUGUST 31, 2015 (1)
Class C Shares	0.01%
Agency Shares	0.03
Capital Shares	0.11
Cash Management Shares	0.01
Direct Shares	0.04
Eagle Class Shares	0.01
IM Shares	0.13
Institutional Class Shares	0.08
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of August 31, 2015.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.89)%, (0.02)%, 0.08%, (0.67)%, (0.02)%, (0.42)%, 0.13%, 0.03%, (0.23)%, (0.24)%, (0.17)%, (0.42)% and (0.80)% for Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

JPMorgan Liquid Assets Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of August 31, 2015	$18.8 Billion
Weighted Average Maturity^	39 days
Weighted Average Life^^	66 days

MATURITY SCHEDULE*^
1 day	23.4%
2–7 days	6.8
8–30 days	27.1
31–60 days	21.3
61–90 days	12.1
91–180 days	5.8
181+ days	3.5

7-DAY SEC YIELD AS OF AUGUST 31, 2015 (1)
Class C Shares	0.01%
Agency Shares	0.05
Capital Shares	0.14
E*Trade Shares	0.01
Institutional Class Shares	0.11
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of August 31, 2015.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.85)%, (0.01)%, 0.10%, (0.75)%, 0.05%, (0.21)%, (0.31)%, (0.15)%, (0.41)% and (0.83)% for Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan U.S. Government Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Direct, Eagle Class, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of August 31, 2015	$60.5 Billion
Weighted Average Maturity^	44 days
Weighted Average Life^^	61 days

MATURITY SCHEDULE*^
1 day	24.0%
2–7 days	13.3
8–30 days	19.7
31–60 days	13.9
61–90 days	11.3
91–180 days	14.7
181+ days	3.1

7-DAY SEC YIELD AS OF AUGUST 31, 2015 (1)
Agency Shares	0.01%
Capital Shares	0.01
Direct Shares	0.01
Eagle Class Shares	0.01
IM Shares	0.01
Institutional Class Shares	0.01
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of August 31, 2015.
(1)

The yields for Agency Shares, Capital Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.16)%, (0.06)%, (0.16)%, (0.57)%, (0.01)%, (0.11)%, (0.37)%, (0.46)%, (0.31)%, (0.58)% and (0.92)% for Agency Shares, Capital Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Direct, Eagle Class, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of August 31, 2015	$17.1 Billion
Weighted Average Maturity^	41 days
Weighted Average Life^^	49 days

MATURITY SCHEDULE*^
1 day	62.8%
2–7 days	2.8
8–30 days	1.2
31–60 days	2.8
61–90 days	4.7
91–180 days	22.0
181+ days	3.7

7-DAY SEC YIELD AS OF AUGUST 31, 2015 (1)
Class C Shares	0.00%
Agency Shares	0.00
Direct Shares	0.00
Eagle Class Shares	0.00
IM Shares	0.00
Institutional Class Shares	0.00
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of August 31, 2015.
(1)

The yields for Class C Shares, Agency Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (1.05)%, (0.20)%, (0.20)%, (1.78)%, (0.05)%, (0.15)%, (0.37)%, (0.51)%, (0.35)%, (0.61)% and (2.92)% for Class C Shares, Agency Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan Federal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

Objective	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of August 31, 2015	$4.4 Billion
Weighted Average Maturity^	48 days
Weighted Average Life^^	61 days

MATURITY SCHEDULE*^
1 day	0.7%
2–7 days	8.1
8–30 days	38.2
31–60 days	26.9
61–90 days	13.6
91–180 days	10.0
181+ days	2.5

7-DAY SEC YIELD AS OF AUGUST 31, 2015 (1)
Agency Shares	0.01%
Institutional Class Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of August 31, 2015.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.21)%, (0.15)%, (0.53)%, (0.36)% and (0.61)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of August 31, 2015	$25.8 Billion
Weighted Average Maturity^	55 days
Weighted Average Life^^	84 days

MATURITY SCHEDULE*^
1 day	6.2%
2–7 days	5.1
8–30 days	16.5
31–60 days	30.6
61–90 days	27.5
91–180 days	13.3
180+ days	0.8

7-DAY SEC YIELD AS OF AUGUST 31, 2015 (1)
Agency Shares	0.00%
Capital Shares	0.00
Institutional Class Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of August 31, 2015.
(1)

The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.24)%, (0.14)%, (0.19)%, (0.54)%, (0.39)%, (0.65)% and (2.95)% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan Tax Free Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Direct, Eagle Class, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of August 31, 2015	$19.1 Billion
Weighted Average Maturity^	25 days
Weighted Average Life^^	25 days

MATURITY SCHEDULE**^
1 day	29.9%
2–7 days	60.5
8–30 days	0.4
31–60 days	1.1
61-90 days	1.1
91–180 days	0.6
181+ days	6.4

7-DAY SEC YIELD AS OF AUGUST 31, 2015 (1)
Agency Shares	0.01%
Direct Shares	0.02
Eagle Class Shares	0.01
Institutional Class Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of August 31, 2015.
(1)

The yields for Agency Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.27)%, (2.21)%, (0.67)%, (0.22)%, (0.58)%, (0.42)% and (0.67)% for Agency Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

JPMorgan Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of August 31, 2015	$3.0 Billion
Weighted Average Maturity^	29 days
Weighted Average Life^^	29 days

MATURITY SCHEDULE**^
1 day	26.8%
2–7 days	58.9
8–30 days	1.2
31–60 days	2.6
61–90 days	1.0
91–180 days	1.2
181+ days	8.3

7-DAY SEC YIELD AS OF AUGUST 31, 2015 (1)
Agency Shares	0.01%
E*Trade Shares	0.01
Institutional Class Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of August 31, 2015.
(1)

The yields for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.23)%, (0.98)%, (0.18)%, (0.53)%, (0.39)%, (0.64)% and (0.98)% for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 36.5%
	ABN AMRO Bank N.V.,
42,000	0.337%, 09/10/15	41,996
65,000	0.340%, 09/01/15	65,000
90,000	0.360%, 10/26/15	89,951
	Banco Del Estado De Chile,
61,500	0.250%, 09/01/15	61,500
50,000	0.250%, 09/04/15	50,000
75,000	0.250%, 09/11/15	75,000
50,000	0.250%, 09/15/15	50,000
85,000	0.300%, 10/08/15	85,000
50,000	0.300%, 10/14/15	50,000
75,000	0.300%, 10/16/15	75,000
100,000	0.320%, 10/20/15	100,000
43,000	0.320%, 11/02/15	43,000
144,000	0.360%, 01/05/16	144,000
	Bank of Montreal,
273,000	0.150%, 09/08/15	272,992
170,000	0.250%, 10/22/15	170,000
75,000	0.300%, 11/13/15	75,000
150,000	0.320%, 11/16/15	150,000
	Bank of Nova Scotia,
315,000	VAR, 0.290%, 09/08/15	315,000
392,000	VAR, 0.308%, 09/15/15	392,000
80,000	VAR, 0.335%, 09/11/15	80,000
100,000	VAR, 0.351%, 11/06/15	100,000
450,000	VAR, 0.355%, 09/21/15	450,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
150,000	0.200%, 10/02/15	150,000
100,000	0.270%, 10/16/15	100,000
300,000	0.300%, 11/12/15	300,000
	Banque Federative du Credit Mutuel S.A.,
397,000	0.280%, 10/01/15	396,900
275,000	0.280%, 10/09/15	274,919
300,000	0.300%, 11/09/15	299,828
	BNP Paribas,
625,000	0.205%, 09/01/15	625,000
550,000	0.220%, 10/01/15	550,000
399,700	0.300%, 10/01/15	399,700
300,000	0.300%, 11/12/15	300,000
181,000	VAR, 0.342%, 09/08/15	181,000
650,000	BNP Paribas S.A., 0.230%, 10/01/15	649,875
	Canadian Imperial Bank of Commerce,
42,000	0.270%, 10/27/15	42,000
635,000	VAR, 0.318%, 09/17/15	635,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Chiba Bank Ltd.,
90,000	0.400%, 10/16/15	90,000
50,000	0.400%, 11/16/15	50,000
	China Construction Bank Corp.,
240,000	0.380%, 09/08/15	239,982
165,000	0.505%, 09/18/15	164,961
150,000	Commonwealth Bank of Australia, VAR, 0.313%, 09/01/15	150,000
	Credit Agricole Corporate and Investment Bank,
250,000	0.240%, 10/02/15	250,000
246,000	0.300%, 09/01/15	246,000
453,000	0.320%, 11/02/15	453,000
200,000	0.320%, 11/06/15	200,000
250,000	0.320%, 11/09/15	250,000
175,000	0.330%, 09/08/15	174,989
175,000	0.370%, 12/02/15	175,000
	Credit Industriel et Commercial,
268,000	0.270%, 10/20/15	268,000
200,000	0.280%, 10/01/15	200,000
95,000	0.295%, 10/01/15	95,000
450,000	0.300%, 10/01/15	449,883
303,000	0.320%, 11/02/15	303,000
	Credit Suisse AG,
150,000	0.270%, 09/01/15	150,000
500,000	VAR, 0.459%, 09/25/15	500,000
	Dexia Credit Local,
133,000	0.335%, 09/18/15	132,979
134,000	0.340%, 10/14/15	133,945
325,000	0.350%, 11/18/15	324,754
	DZ Bank AG,
300,000	0.270%, 10/19/15	299,892
275,000	0.300%, 10/02/15	274,929
230,000	0.300%, 10/13/15	229,920
280,000	FMS Wertmanagement AoeR, 0.295%, 10/07/15	279,918
260,000	HSBC Bank plc, 0.380%, 11/27/15	260,000
180,000	HSBC France S.A., 0.360%, 09/28/15	179,951
175,000	Industrial & Commercial Bank of China Ltd., 0.345%, 09/04/15	174,995
	ING Bank N.V.,
325,000	0.230%, 09/17/15	325,000
270,000	0.230%, 09/21/15	270,000
260,000	0.290%, 09/01/15	260,000
292,660	0.290%, 09/14/15	292,660
360,000	0.330%, 11/20/15	360,000

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — continued
	KBC Bank N.V.,
29,530	0.150%, 09/02/15	29,530
500,000	0.295%, 10/26/15	499,775
135,000	0.320%, 09/08/15	134,991
90,000	0.320%, 09/11/15	89,992
200,000	0.340%, 11/27/15	199,836
395,000	0.350%, 10/30/15	394,774
300,000	Landesbank Hessen-Thueringen Girozentrale, 0.160%, 09/08/15	300,000
	Mitsubishi UFJ Trust & Banking Corp.,
125,000	0.240%, 09/24/15	124,981
250,000	0.290%, 09/11/15	249,980
270,000	0.300%, 10/01/15	270,000
175,000	0.310%, 10/23/15	174,922
50,000	0.310%, 10/26/15	49,976
145,000	0.310%, 10/05/15	145,000
85,000	0.360%, 11/17/15	84,935
225,000	0.370%, 10/15/15	224,997
145,000	0.370%, 10/20/15	145,000
	Mizuho Bank Ltd.,
130,000	0.290%, 10/22/15	130,000
200,000	0.300%, 11/09/15	200,000
200,000	0.305%, 09/24/15	199,961
250,000	0.310%, 09/04/15	249,993
350,000	0.310%, 11/12/15	350,000
45,300	0.320%, 11/17/15	45,300
70,000	0.325%, 11/16/15	69,952
559,000	0.330%, 11/25/15	559,000
100,000	0.335%, 10/29/15	99,946
200,000	0.335%, 11/03/15	199,883
250,000	0.335%, 11/10/15	249,837
100,000	0.335%, 11/20/15	99,926
110,000	0.355%, 10/09/15	109,959
348,600	National Australia Bank Ltd., 0.350%, 09/09/15	348,573
190,000	National Bank of Canada, VAR, 0.413%, 09/20/15	190,000
	Natixis,
170,000	0.270%, 09/18/15	170,000
171,968	0.340%, 11/02/15	171,968
132,750	0.360%, 12/15/15	132,750
509,466	0.400%, 12/10/15	509,466
420,000	VAR, 0.336%, 11/04/15	420,000
	Norinchukin Bank,
250,000	0.160%, 09/01/15	250,000
250,000	0.170%, 09/10/15	250,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

80,000	0.170%, 09/15/15	80,000
300,000	0.220%, 10/06/15	300,000
174,300	0.220%, 10/09/15	174,300
153,000	0.240%, 10/19/15	153,000
75,000	0.240%, 10/21/15	75,000
105,000	0.240%, 10/26/15	105,000
500,000	0.250%, 10/30/15	500,000
168,000	0.310%, 11/02/15	168,000
136,000	0.320%, 11/25/15	136,000
296,000	0.320%, 12/04/15	296,000
	Oversea-Chinese Banking Corp. Ltd.,
200,000	0.220%, 09/01/15	200,000
85,000	0.230%, 10/02/15	85,000
100,000	0.250%, 10/09/15	100,000
78,000	Pohjola Bank plc, 0.380%, 11/17/15	77,937
	Rabobank Nederland N.V.,
350,000	0.270%, 10/26/15	349,856
250,000	0.300%, 11/12/15	249,850
285,000	0.320%, 11/13/15	285,000
330,000	0.360%, 09/04/15	329,990
203,000	0.360%, 09/09/15	202,984
300,000	VAR, 0.263%, 09/17/15	300,000
260,000	VAR, 0.291%, 09/08/15	260,000
150,000	VAR, 0.303%, 09/20/15	150,000
263,000	VAR, 0.331%, 11/09/15	263,000
386,000	VAR, 0.334%, 10/08/15	386,000
695,000	VAR, 0.336%, 10/14/15	695,000
175,000	VAR, 0.364%, 11/13/15	175,000
80,000	Royal Bank of Canada, VAR, 0.281%, 09/10/15	80,000
79,000	Shizuoka Bank, 0.340%, 10/16/15	79,000
435,000	Societe Generale S.A., VAR, 0.268%, 09/30/15	435,000
	Standard Chartered plc,
270,000	0.290%, 10/27/15	269,878
310,000	0.290%, 10/23/15	310,000
200,000	0.300%, 10/20/15	199,919
135,000	0.310%, 11/02/15	135,000
	State Street Bank & Trust Co.,
100,000	0.230%, 09/16/15	100,000
398,000	VAR, 0.331%, 09/09/15	398,000
229,500	VAR, 0.364%, 11/12/15	229,500
120,000	VAR, 0.373%, 09/17/15	120,000
	Sumitomo Mitsui Banking Corp.,
400,000	0.140%, 09/08/15	400,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — continued
350,000	0.200%, 09/16/15	350,000
240,000	0.285%, 09/08/15	239,987
100,000	0.290%, 11/05/15	100,000
205,000	0.300%, 10/22/15	204,913
150,000	0.300%, 10/01/15	150,000
170,000	0.300%, 10/09/15	170,000
300,000	0.300%, 11/10/15	300,000
375,000	0.320%, 11/16/15	375,000
135,075	0.330%, 11/24/15	135,075
100,000	0.330%, 11/27/15	100,000
225,000	0.335%, 11/20/15	224,832
150,000	0.350%, 10/23/15	150,000
80,000	0.350%, 10/27/15	80,000
50,000	0.350%, 11/05/15	50,000
400,000	VAR, 0.353%, 09/17/15	400,000
	Sumitomo Mitsui Trust Bank Ltd.,
125,000	0.300%, 09/22/15	124,978
100,000	0.300%, 10/05/15	100,000
237,000	0.300%, 11/09/15	237,000
100,000	0.310%, 09/15/15	99,988
200,000	0.310%, 09/18/15	199,971
183,000	0.340%, 11/24/15	182,855
21,000	0.390%, 10/21/15	20,988
	Svenska Handelsbanken AB,
236,000	0.220%, 09/08/15	236,000
243,000	0.260%, 10/26/15	243,000
291,000	0.300%, 11/24/15	291,000
83,000	0.305%, 10/15/15	83,000
474,650	0.305%, 11/16/15	474,655
81,530	Swedbank AB, 0.140%, 09/03/15	81,530
	Toronto-Dominion Bank,
153,000	0.160%, 09/02/15	153,000
102,000	0.160%, 09/09/15	102,000
650,000	0.170%, 09/18/15	650,000
300,000	0.230%, 10/14/15	300,000
473,000	0.350%, 10/06/15	473,000
432,000	0.360%, 10/07/15	431,845
175,000	0.370%, 12/14/15	175,000
225,000	VAR, 0.282%, 09/04/15	225,001
205,000	VAR, 0.344%, 11/12/15	205,000
	Wells Fargo Bank N.A.,
300,000	VAR, 0.311%, 09/09/15	300,000
462,000	VAR, 0.313%, 10/06/15	462,000
152,000	VAR, 0.316%, 09/11/15	152,000
200,000	VAR, 0.339%, 11/13/15	200,000
285,000	VAR, 0.351%, 11/17/15	285,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Westpac Banking Corp.,
100,000	0.330%, 09/02/15	100,000
75,000	0.360%, 10/09/15	75,000
100,000	VAR, 0.312%, 09/08/15	100,000

	Total Certificates of Deposit (Cost $42,820,454)	42,820,454

Commercial Paper — 27.4% (n)
	ABN Amro Funding USA LLC,
135,000	0.290%, 09/03/15 (e)	134,998
75,000	0.310%, 11/04/15 (e)	74,959
100,000	0.330%, 11/03/15 (e)	99,942
185,000	Alpine Securitization Corp., 0.451%, 12/01/15 (e)	184,790
28,050	Antalis S.A., 0.330%, 11/05/15 (e)	28,033
	Atlantic Asset Securitization LLC,
75,000	0.300%, 11/02/15 (e)	74,961
68,700	0.300%, 11/04/15 (e)	68,664
100,000	0.300%, 11/06/15 (e)	99,945
	Australia & New Zealand Banking Group Ltd.,
268,000	0.300%, 11/24/15 (e)	267,812
659,400	VAR, 0.457%, 11/27/15 (e)	659,400
4,400	Autobahn Funding Co. LLC, 0.120%, 09/01/15 (e)	4,400
	Bank Nederlandse Gemeenten N.V.,
125,000	VAR, 0.298%, 09/14/15 (e)	125,000
215,000	VAR, 0.299%, 09/25/15 (e)	215,000
	Bank of Nova Scotia (The),
549,000	VAR, 0.332%, 09/24/15 (e)	549,000
500,000	VAR, 0.360%, 09/01/15 (e)	500,000
74,200	Banque et Caisse d’Epargne de l’Etat,
	0.285%, 11/05/15	74,162
	Barton Capital Corp.,
54,365	0.170%, 09/15/15 (e)	54,361
75,000	0.290%, 10/28/15 (e)	74,966
	Bedford Row Funding Corp.,
158,000	0.402%, 11/30/15 (e)	157,842
46,000	0.461%, 02/03/16 (e)	45,909
40,000	VAR, 0.306%, 09/15/15 (e)	40,000
127,300	VAR, 0.327%, 10/24/15 (e)	127,293
120,000	VAR, 0.334%, 10/09/15 (e)	120,000
115,000	VAR, 0.336%, 10/16/15 (e)	115,000
25,000	VAR, 0.336%, 09/24/15 (e)	25,000
40,000	VAR, 0.354%, 11/12/15 (e)	40,000
45,000	VAR, 0.359%, 11/09/15 (e)	45,000
50,000	VAR, 0.364%, 11/19/15 (e)	50,000
45,000	VAR, 0.377%, 11/04/15 (e)	45,000

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — continued
	BNP Paribas,
300,000	0.240%, 10/05/15 (e)	299,932
200,000	0.250%, 10/19/15 (e)	199,934
100,000	0.300%, 09/08/15	99,994
200,000	0.320%, 11/18/15 (e)	199,861
175,000	BPCE S.A., 0.355%, 12/01/15 (e)	174,843
	Caisse Centrale Desjardins,
75,000	0.190%, 09/08/15 (e)	74,997
166,000	0.300%, 11/23/15 (e)	165,885
	Caisse des Depots et Consignations,
88,000	0.195%, 10/02/15 (e)	87,986
250,000	0.230%, 10/21/15 (e)	249,920
348,000	0.250%, 10/14/15 (e)	347,896
479,400	0.250%, 10/16/15 (e)	479,250
	Cancara Asset Securitisation LLC,
100,000	0.180%, 09/11/15 (e)	99,995
550,000	0.250%, 10/05/15 (e)	549,870
200,000	0.260%, 10/21/15 (e)	199,928
50,000	Cedar Springs Capital Co. LLC, 0.410%, 10/02/15 (e)	49,982
145,040	China Construction Bank Corp., 0.180%, 09/01/15 (e)	145,040
	Coca-Cola Co. (The),
50,000	0.301%, 09/08/15 (e)	49,997
50,000	0.301%, 09/09/15 (e)	49,997
	Commonwealth Bank of Australia,
162,000	VAR, 0.282%, 09/04/15 (e)	161,997
265,000	VAR, 0.291%, 09/08/15 (e)	264,989
120,000	VAR, 0.293%, 10/02/15 (e)	120,000
100,000	VAR, 0.305%, 09/26/15 (e)	99,998
120,000	VAR, 0.311%, 09/17/15 (e)	120,000
125,000	VAR, 0.312%, 09/15/15 (e)	124,998
250,000	VAR, 0.320%, 09/01/15 (e)	250,000
150,000	VAR, 0.321%, 11/06/15 (e)	150,000
100,000	VAR, 0.323%, 09/20/15 (e)	100,000
255,000	VAR, 0.331%, 11/04/15 (e)	254,999
100,000	VAR, 0.362%, 09/04/15 (e)	100,000
185,000	Concord Minutemen Capital Co. LLC, Series A, 0.240%, 10/19/15 (e)	184,941
	Credit Agricole Corporate and Investment Bank,
26,367	0.060%, 09/01/15	26,367
155,000	0.220%, 09/30/15	154,973
150,000	0.320%, 11/09/15	149,908
321,000	Danaher Corp., 0.200%, 09/08/15 (e)	320,988
	DBS Bank Ltd.,
81,300	0.230%, 09/11/15 (e)	81,295
200,000	0.250%, 10/16/15 (e)	199,938

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

125,000	0.250%, 10/19/15 (e)	124,958
160,000	0.260%, 10/01/15 (e)	159,965
30,000	Dexia Credit Local, 0.180%, 09/01/15	30,000
123,000	DNB Bank ASA, VAR, 0.352%, 09/27/15 (e)	122,998
	Erste Abwicklungsanstalt,
75,000	0.230%, 09/24/15 (e)	74,989
118,900	0.260%, 10/15/15 (e)	118,862
50,000	0.260%, 10/16/15 (e)	49,984
44,470	0.260%, 10/19/15 (e)	44,454
200,000	0.260%, 10/20/15 (e)	199,929
100,000	0.260%, 10/28/15 (e)	99,959
50,000	0.300%, 11/19/15 (e)	49,967
53,000	0.300%, 11/20/15 (e)	52,965
60,000	0.320%, 11/27/15 (e)	59,954
	European Investment Bank,
447,000	0.190%, 09/24/15	446,946
989,500	0.190%, 10/01/15	989,343
749,200	0.200%, 09/23/15	749,108
	General Electric Capital Corp.,
69,578	0.120%, 09/11/15	69,575
100,000	0.220%, 09/16/15	99,991
	Gotham Funding Corp.,
85,322	0.190%, 09/10/15 (e)	85,318
75,000	0.200%, 09/09/15 (e)	74,997
125,000	0.200%, 09/22/15 (e)	124,985
50,000	0.200%, 09/24/15 (e)	49,994
38,341	0.210%, 10/01/15 (e)	38,334
	HSBC Bank plc,
75,000	0.351%, 10/02/15 (e)	74,977
275,000	VAR, 0.332%, 09/27/15 (e)	275,000
271,000	VAR, 0.344%, 10/08/15 (e)	271,000
465,000	VAR, 0.351%, 09/09/15 (e)	465,000
35,000	ING U.S. Funding LLC, 0.300%, 09/01/15	35,000
	Intercontinental Exchange, Inc.,
60,586	0.160%, 09/01/15 (e)	60,586
94,718	0.160%, 09/04/15 (e)	94,717
	Kells Funding LLC,
281,000	0.250%, 10/14/15 (e)	280,916
100,000	0.250%, 10/16/15 (e)	99,969
100,000	0.250%, 10/20/15 (e)	99,966
200,000	0.320%, 11/19/15 (e)	199,860
190,000	0.320%, 11/20/15 (e)	189,865
96,000	0.320%, 11/23/15 (e)	95,929
59,400	0.321%, 09/21/15 (e)	59,389
75,000	0.321%, 09/23/15 (e)	74,985
150,000	0.321%, 09/25/15 (e)	149,968

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — continued
60,000	0.321%, 10/01/15 (e)	59,984
250,000	0.321%, 10/02/15 (e)	249,931
60,000	VAR, 0.284%, 09/11/15 (e)	60,000
150,000	VAR, 0.295%, 10/06/15 (e)	149,999
55,000	VAR, 0.303%, 10/27/15 (e)	54,998
100,000	VAR, 0.306%, 10/28/15 (e)	99,996
100,000	VAR, 0.306%, 10/29/15 (e)	99,996
350,000	KFW, 0.190%, 10/06/15 (e)	349,935
50,000	Legacy Capital Co. LLC, Series A, 0.210%, 09/02/15 (e)	50,000
	Lloyds Bank plc,
300,000	0.150%, 09/08/15	299,991
196,000	0.260%, 10/20/15	195,931
200,000	0.310%, 11/06/15	199,886
	LMA Americas LLC,
100,000	0.200%, 09/14/15 (e)	99,993
60,000	0.270%, 09/03/15 (e)	59,999
55,000	0.300%, 10/20/15 (e)	54,977
105,300	0.300%, 11/04/15 (e)	105,244
61,746	Manhattan Asset Funding Co. LLC, 0.200%, 09/18/15 (e)	61,740
50,000	Matchpoint Finance plc, Series A, 0.340%, 11/24/15 (e)	49,960
129,850	MetLife Short Term Funding LLC, 0.170%, 09/23/15 (e)	129,836
	Mitsubishi UFJ Trust & Banking Corp.,
110,000	0.310%, 10/06/15 (e)	109,967
60,000	0.351%, 10/02/15 (e)	59,982
	National Australia Bank Ltd.,
310,000	0.300%, 11/16/15 (e)	309,804
125,000	VAR, 0.314%, 11/05/15 (e)	125,000
125,000	VAR, 0.319%, 11/04/15 (e)	125,000
	National Bank of Canada,
175,000	0.331%, 10/23/15 (e)	174,917
400,000	VAR, 0.418%, 09/17/15 (e)	400,000
	Natixis,
123,805	0.070%, 09/01/15	123,805
277,000	0.340%, 11/02/15	276,838
	Nederlandse Waterschapsbank N.V.,
150,000	0.250%, 10/26/15 (e)	149,943
175,000	0.270%, 11/09/15 (e)	174,909
39,000	0.330%, 12/07/15 (e)	38,965
	Nieuw Amsterdam Receivables Corp.,
88,571	0.150%, 09/01/15 (e)	88,571
42,270	0.260%, 10/13/15 (e)	42,257
26,000	0.310%, 11/13/15 (e)	25,984

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Nordea Bank AB,
229,000	0.331%, 11/16/15 (e)	228,840
194,700	0.331%, 11/19/15 (e)	194,559
140,000	0.351%, 11/18/15 (e)	139,894
	NRW Bank,
125,000	0.145%, 09/02/15 (e)	125,000
285,000	0.160%, 09/01/15 (e)	285,000
700,000	0.185%, 09/11/15 (e)	699,964
300,000	0.190%, 09/21/15 (e)	299,968
300,000	0.220%, 10/13/15 (e)	299,923
120,000	0.225%, 10/06/15 (e)	119,974
308,000	0.235%, 10/23/15 (e)	307,895
96,000	Old Line Funding LLLC, 0.310%, 11/25/15 (e)	95,930
	Oversea-Chinese Banking Corp. Ltd.,
24,000	0.230%, 10/06/15	23,995
200,000	0.250%, 10/09/15	199,947
	Private Export Funding Corp.,
37,000	0.291%, 09/04/15 (e)	36,999
45,000	0.291%, 09/08/15 (e)	44,997
29,000	0.331%, 10/13/15 (e)	28,989
50,000	0.351%, 01/13/16 (e)	49,935
25,000	0.351%, 01/15/16 (e)	24,967
40,000	0.351%, 02/01/16 (e)	39,940
33,000	0.351%, 02/02/16 (e)	32,951
346,000	Rabobank Nederland N.V., 0.260%, 10/26/15	345,863
	Regency Markets No. 1 LLC,
18,207	0.170%, 09/11/15 (e)	18,206
459,430	0.200%, 09/21/15 (e)	459,379
	Ridgefield Funding Co. LLC,
50,000	VAR, 0.401%, 09/14/15 (e)	50,000
50,000	VAR, 0.408%, 09/16/15 (e)	50,000
115,000	Societe Generale S.A., 0.260%, 09/01/15 (e)	115,000
	Sumitomo Mitsui Banking Corp.,
340,000	0.180%, 09/02/15 (e)	339,999
250,000	0.300%, 11/10/15 (e)	249,854
93,000	0.351%, 11/05/15 (e)	92,941
50,000	Suncorp-Metway Ltd., 0.340%, 11/30/15 (e)	49,957
	Swedbank AB,
59,225	0.270%, 09/09/15	59,221
55,000	0.280%, 11/03/15	54,973
155,000	0.310%, 11/24/15	154,888
50,000	Thunder Bay Funding LLC, VAR, 0.423%, 09/20/15 (e)	50,000

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — continued
	Toronto-Dominion Holdings USA, Inc.,
287,000	0.300%, 10/21/15 (e)	286,881
350,000	0.300%, 10/23/15 (e)	349,848
172,000	0.331%, 12/02/15 (e)	171,855
	Toyota Credit Canada, Inc.,
30,000	0.220%, 10/01/15	29,994
50,000	0.220%, 10/02/15	49,991
20,000	Toyota Motor Credit Corp., VAR, 0.272%, 09/09/15	20,000
85,000	UBS Finance Delaware LLC, 0.330%, 11/20/15	84,938
	United Overseas Bank Ltd.,
200,000	0.300%, 12/02/15 (e)	199,846
200,000	0.321%, 11/24/15 (e)	199,851
	Versailles Commercial Paper LLC,
111,000	0.280%, 10/19/15 (e)	110,958
125,000	0.320%, 11/23/15 (e)	124,908
25,000	0.320%, 12/01/15 (e)	24,980
	Victory Receivables Corp.,
147,877	0.195%, 09/02/15 (e)	147,876
50,000	0.200%, 09/18/15 (e)	49,995
170,763	0.200%, 09/22/15 (e)	170,743
201,850	0.200%, 09/23/15 (e)	201,825
130,000	0.200%, 09/24/15 (e)	129,984
37,000	0.210%, 09/29/15 (e)	36,994
111,623	0.210%, 10/01/15 (e)	111,604
	Westpac Banking Corp.,
58,000	0.361%, 09/30/15 (e)	57,983
270,000	0.362%, 09/24/15 (e)	269,938
146,000	0.366%, 09/25/15 (e)	145,964
100,000	VAR, 0.291%, 09/21/15 (e)	100,000
300,000	VAR, 0.294%, 09/08/15 (e)	300,000
135,000	VAR, 0.304%, 10/29/15 (e)	135,000
100,000	VAR, 0.309%, 09/23/15 (e)	99,995
100,000	VAR, 0.310%, 09/08/15 (e)	99,994
150,000	VAR, 0.312%, 09/10/15 (e)	149,998
133,000	VAR, 0.313%, 09/20/15 (e)	133,000
250,000	VAR, 0.313%, 09/20/15 (e)	250,000
200,000	VAR, 0.314%, 09/23/15 (e)	200,000
133,000	VAR, 0.314%, 09/20/15 (e)	133,000
150,000	VAR, 0.318%, 09/23/15 (e)	150,000
250,000	VAR, 0.318%, 09/10/15 (e)	249,993
100,000	VAR, 0.323%, 09/27/15 (e)	100,000
39,745	Working Capital Management Co. LP, 0.200%, 09/23/15 (e)	39,740

	Total Commercial Paper (Cost $32,082,799)	32,082,799

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — 2.6%
	Consumer Staples — 0.1%
	Food & Staples Retailing — 0.1%
	Wal-Mart Stores, Inc.
66,960	0.600%, 04/11/16	67,059
38,135	2.800%, 04/15/16	38,711

		105,770

	Financials — 2.5%
	Banks — 1.9%
27,195	Australia & New Zealand Banking Group Ltd., 0.900%, 02/12/16	27,238
24,500	Bank of Nova Scotia (The), 2.050%, 10/07/15	24,538
28,000	DBS Bank Ltd., 2.375%, 09/14/15	28,020
790,000	Royal Bank of Canada, VAR, 0.406%, 10/13/15 (e)	790,000
434,000	Svenska Handelsbanken AB, VAR, 0.408%, 09/21/15 (e)	434,000
785,000	Wells Fargo Bank N.A., VAR, 0.406%, 09/17/15	785,000
	Westpac Banking Corp.
20,000	0.950%, 01/12/16	20,032
120,452	1.125%, 09/25/15	120,506

		2,229,334

	Capital Markets — 0.6%
675,000	ING Bank N.V., VAR, 0.332%, 09/30/15 (e)	675,000

	Diversified Financial Services — 0.0% (g)
22,000	Caisse Centrale Desjardins, VAR, 0.574%, 10/29/15 (e)	22,010
29,880	General Electric Capital Corp., 1.000%, 01/08/16	29,942

		51,952

	Insurance — 0.0% (g)
20,600	New York Life Global Funding, 0.800%, 02/12/16 (e)	20,626
8,550	Principal Life Global Funding II, 1.125%, 09/18/15 (e)	8,553

		29,179

	Total Financials	2,985,465

	Total Corporate Notes (Cost $3,091,235)	3,091,235

Repurchase Agreements — 6.0%
364,744	Agency Joint Trading Account I, J.P. Morgan Investment Management, Inc., as agent, 0.150%, dated 08/31/15, due 09/01/15, repurchase price $364,746. [1]	364,744

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — continued
150,000	BNP Paribas Securities Corp., 0.640%, dated 08/31/15, due 09/22/15, repurchase price $150,059, collateralized by Corporate Notes and Bonds, 0.000% - 8.750%, due 10/15/17 - 07/25/46 and Federal National Mortgage Association Connecticut Avenue Securities, 1.689% - 7.341%, due 07/25/23 - 10/25/27, with value $161,551.	150,000
175,000	Citigroup Global Markets, Inc., 0.570%, dated 08/31/15, due 10/05/15, repurchase price $175,097, collateralized by Corporate Notes and Bonds, 0.000% - 15.000%, due 09/28/15 - 01/01/49 and Sovereign Government Securities, 2.500% - 9.375%, due 12/15/15 - 01/27/45, with value $187,926.	175,000
175,000	Citigroup Global Markets, Inc., 0.670%, dated 08/31/15, due 10/05/15, repurchase price $175,114, collateralized by Corporate Notes and Bonds, 0.000% - 5.961%, due 10/25/34 - 08/07/52, with value $187,808.	175,000
581,000	Credit Suisse First Boston USA, Inc., 0.938%, dated 08/31/15, due 09/11/15, repurchase price $581,166, collateralized by Corporate Notes and Bonds, 0.000%, due 01/01/20 - 04/25/55, with value $627,481.	581,000
800,000	Credit Suisse First Boston USA, Inc., 0.938%, dated 08/31/15, due 09/11/15, repurchase price $800,229, collateralized by Corporate Notes and Bonds, 0.000% - 18.759%, due 12/27/18 - 11/25/57, with value $864,002.	800,000
330,000	Credit Suisse First Boston USA, Inc., 0.861%, dated 08/31/15, due 12/04/15, repurchase price $330,750, collateralized by Corporate Notes and Bonds, 0.000% - 5.000%, due 03/01/20 - 04/25/57, with value $356,401.	330,000
792,000	Credit Suisse First Boston USA, Inc., 0.861%, dated 08/31/15, due 12/04/15, repurchase price $793,800, collateralized by Corporate Notes and Bonds, 0.000% - 5.000%, due 12/27/18 - 08/25/62, with value $855,361.	792,000
265,000	HSBC Securities USA, Inc., 0.170%, dated 08/31/15, due 09/01/15, repurchase price $265,001, collateralized by Corporate Notes and Bonds, 0.000% - 9.000%, due 09/25/15 - 05/15/55 and Sovereign Government Securities, 0.000% - 7.350%, due 01/15/20 - 11/18/50, with value $280,552.	265,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

125,000	HSBC Securities USA, Inc., 0.170%, dated 08/31/15, due 09/01/15, repurchase price $125,001, collateralized by Corporate Notes and Bonds, 0.000% - 7.625%, due 02/28/17 - 12/29/49, with value $131,636.	125,000
110,000	HSBC Securities USA, Inc., 0.320%, dated 08/31/15, due 09/01/15, repurchase price $110,001, collateralized by Corporate Notes and Bonds, 1.150% - 11.000%, due 02/22/16 - 09/15/45, with value $115,937.	110,000
545,000	Merrill Lynch PFS, Inc., 0.570%, dated 08/31/15, due 09/01/15, repurchase price $545,009, collateralized by Corporate Notes and Bonds, 0.000% - 9.750%, due 10/02/15 - 07/25/60, Municipal Debt Securities, 4.150% - 10.000%, due 08/01/17 - 07/01/56 and Sovereign Government Securities, 0.000% - 10.625%, due 06/20/17 - 12/15/35, with value $588,571.	545,000
475,000	Merrill Lynch PFS, Inc., 0.750%, dated 08/31/15, due 10/05/15, repurchase price $475,346, collateralized by Corporate Notes and Bonds, 0.000% - 7.000%, due 06/15/18 - 05/28/52, with value $513,000.	475,000
625,000	Merrill Lynch PFS, Inc., 0.750%, dated 08/31/15, due 10/05/15, repurchase price $625,456, collateralized by Corporate Notes and Bonds, 0.000% - 7.010%, due 09/01/17 - 08/20/60, with value $675,000.	625,000
554,750	Merrill Lynch PFS, Inc., 0.770%, dated 08/31/15, due 10/05/15, repurchase price $555,165, collateralized by Corporate Notes and Bonds, 0.000% - 49.055%, due 01/02/16 - 04/27/54, with value $599,130.	554,750
575,000	Royal Bank of Canada, 0.420%, dated 08/31/15, due 09/08/15, repurchase price $575,054, collateralized by Corporate Notes and Bonds, 0.000% - 11.500%, due 09/02/15 - 09/15/72, Federal Home Loan Mortgage Corporation, 4.000%, dated 03/01/42 - 02/01/44, Federal National Mortgage Association, 2.500% - 4.500%, due 01/01/27 - 03/01/45 and Government National Mortgage Association, 3.500% - 4.500%, dated 04/20/43 - 07/20/44, with value $598,145.	575,000

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — continued
400,000	Royal Bank of Canada, 0.460%, dated 08/31/15, due 09/08/15, repurchase price $400,041, collateralized by Corporate Notes and Bonds, 0.000% - 8.370%, due 04/17/17 - 10/25/57, with value $428,000.	400,000

	Total Repurchase Agreements (Cost $7,042,494)	7,042,494

Time Deposits — 21.0%
7,451	Bank of Montreal, 0.050%, 09/01/15	7,451
1,829,449	Bank of New York Mellon Corp., 0.060%, 09/01/15	1,829,449
86,674	Bank of Tokyo-Mitsubishi UFJ Ltd., 0.060%, 09/01/15	86,674
36,300	BNP Paribas, 0.060%, 09/01/15	36,300
200,000	China Construction Bank Corp., 0.190%, 09/01/15	200,000
250,000	Citibank N.A., 0.140%, 09/02/15	250,000
	Credit Agricole Corporate and Investment Bank,
1,024,070	0.080%, 09/01/15	1,024,070
472,077	0.080%, 09/01/15	472,077
433,150	0.080%, 09/01/15	433,150
325,549	0.080%, 09/01/15	325,549
	Credit Industriel et Commercial,
1,339,530	0.080%, 09/01/15	1,339,530
1,000,000	0.080%, 09/01/15	1,000,000
500,000	0.080%, 09/01/15	500,000
300,000	0.080%, 09/01/15	300,000
	DNB Bank ASA,
2,405,000	0.070%, 09/01/15	2,405,000
1,000,000	0.070%, 09/01/15	1,000,000
450,000	0.070%, 09/01/15	450,000
150,000	ING Bank N.V., 0.090%, 09/01/15	150,000
1,160,000	KBC Bank N.V., 0.080%, 09/01/15	1,160,000
	Natixis S.A.,
1,500,000	0.080%, 09/01/15	1,500,000
910,680	0.080%, 09/01/15	910,680
600,000	0.080%, 09/01/15	600,000
	Rabobank Nederland N.V.,
600,000	0.130%, 09/01/15	600,000
300,000	0.130%, 09/01/15	300,000
699,530	0.150%, 09/02/15	699,530
	Skandinaviska Enskilda Banken AB,
1,000,000	0.070%, 09/01/15	1,000,000
973,297	0.070%, 09/01/15	973,297
650,000	0.070%, 09/01/15	650,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

407,500	0.070%, 09/01/15	407,500
566,830	0.130%, 09/01/15	566,830
1,850,000	Standard Chartered plc, 0.070%, 09/01/15	1,850,000
1,610,000	Swedbank AB, 0.140%, 09/03/15	1,610,000

	Total Time Deposits (Cost $24,637,087)	24,637,087

U.S. Government Agency Securities — 0.9%
	Federal Home Loan Bank,
42,200	0.200%, 09/29/15	42,200
50,000	DN, 0.160%, 09/04/15 (n)	49,999
396,000	DN, 0.160%, 09/11/15 (n)	395,982
10,000	DN, 0.241%, 01/26/16 (n)	9,990
130,000	DN, 0.251%, 02/01/16 (n)	129,862
139,000	DN, 0.251%, 02/08/16 (n)	138,846
270,000	Federal National Mortgage Association,
	DN, 09/01/15 (n)	270,000

	Total U.S. Government Agency Securities (Cost $1,036,879)	1,036,879

U.S. Treasury Obligations — 5.5%
	U.S. Treasury Bill — 0.3%
380,000	0.258%, 03/03/16 (n)	379,500

	U.S. Treasury Notes — 5.2%
83,000	0.250%, 12/15/15	82,999
1,025,000	0.375%, 01/15/16	1,025,321
870,000	0.375%, 03/15/16	870,430
347,000	0.375%, 05/31/16	347,155
890,000	1.500%, 06/30/16	898,558
550,000	1.750%, 05/31/16	555,895
455,000	2.000%, 01/31/16	458,391
183,000	2.125%, 12/31/15	184,123
428,000	2.125%, 02/29/16	431,962
35,000	2.250%, 03/31/16	35,396
650,000	2.375%, 03/31/16	657,787
215,000	2.625%, 02/29/16	217,491
330,000	4.500%, 02/15/16	336,452

		6,101,960

	Total U.S. Treasury Obligations (Cost $6,481,460)	6,481,460

Weekly Demand Notes — 0.1%
	New Jersey — 0.1%
67,915	Jets Stadium Development LLC, Series A-4A, VAR, LOC: Sumitomo Mitsui Banking, 0.150%, 09/08/15 (e)	67,915

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — continued
	New Jersey — continued
26,700	Jets Stadium Finance Issuer 2015 LLC, VAR, LOC: Sumitomo Mitsui Banking, 0.160%, 09/08/15 (e)	26,700

	Total Weekly Demand Notes (Cost $94,615)	94,615

	Total Investments — 100.0% (Cost $117,287,023)*	117,287,023
	Other Assets in Excess of Liabilities — 0.0%	13,595

	NET ASSETS — 100.0%	$117,300,618

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 41.9%
	ABN AMRO Bank N.V.,
100,000	0.310%, 10/13/15	99,964
100,000	0.337%, 09/10/15	99,991
100,000	0.340%, 09/01/15	100,000
100,000	0.360%, 10/26/15	99,945
75,000	Agricultural Bank of China, 0.610%, 09/25/15	74,970
	Banco Del Estado De Chile,
25,000	0.250%, 09/11/15	25,000
15,000	0.260%, 10/26/15	15,000
	Bank of Montreal,
50,000	0.150%, 09/08/15	49,999
27,000	0.320%, 11/16/15	27,000
	Bank of Nova Scotia,
55,000	VAR, 0.290%, 09/08/15	55,000
65,000	VAR, 0.308%, 09/15/15	65,000
50,000	VAR, 0.355%, 09/21/15	50,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
100,000	0.270%, 10/16/15	100,000
18,000	0.310%, 09/04/15	18,000
	Banque Federative du Credit Mutuel S.A.,
150,000	0.280%, 10/01/15	149,962
50,000	0.280%, 10/09/15	49,985
	BNP Paribas,
35,000	VAR, 0.342%, 09/08/15	35,000
125,000	VAR, 0.493%, 10/06/15	125,000
	Canadian Imperial Bank of Commerce,
150,000	0.270%, 10/27/15	150,000
110,000	VAR, 0.318%, 09/17/15	110,000
22,000	Chiba Bank Ltd., 0.400%, 10/16/15	22,000
45,000	China Construction Bank Corp., 0.380%, 09/08/15	44,997
	Credit Agricole Corporate and Investment Bank,
46,000	0.300%, 09/01/15	46,000
80,000	0.320%, 11/02/15	80,000
75,000	0.320%, 11/09/15	75,000
75,000	0.330%, 09/08/15	74,995
35,000	0.370%, 12/02/15	35,000
	Credit Industriel et Commercial,
175,000	0.295%, 10/01/15	175,000
50,000	0.320%, 11/02/15	50,000
60,000	Credit Suisse AG, VAR, 0.459%, 09/25/15	60,000
	Dexia Credit Local,
25,000	0.335%, 09/18/15	24,996
24,000	0.340%, 10/14/15	23,990

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	DZ Bank AG,
50,000	0.300%, 10/02/15	49,987
42,000	0.300%, 10/13/15	41,985
50,000	HSBC Bank plc, 0.380%, 11/27/15	50,000
100,000	HSBC France S.A., 0.350%, 09/22/15	99,980
	Industrial & Commercial Bank of China Ltd.,
40,000	0.345%, 09/04/15	39,999
100,000	0.345%, 09/11/15	99,990
	ING Bank N.V.,
50,000	0.230%, 09/21/15	50,000
50,000	0.290%, 09/01/15	50,000
	KBC Bank N.V.,
35,000	0.320%, 09/08/15	34,998
100,000	0.320%, 09/11/15	99,991
100,000	0.350%, 10/29/15	99,944
200,000	0.350%, 10/30/15	199,885
	Mitsubishi UFJ Trust & Banking Corp.,
150,000	0.280%, 09/18/15	149,980
50,000	0.300%, 10/02/15	50,000
100,000	0.370%, 10/20/15	100,000
	Mizuho Bank Ltd.,
250,000	0.305%, 09/24/15	249,951
50,000	0.310%, 09/03/15	49,999
35,000	0.310%, 09/15/15	34,996
85,000	0.330%, 11/25/15	85,000
75,000	0.335%, 11/10/15	74,951
75,000	0.355%, 10/09/15	74,972
	National Australia Bank Ltd.,
50,000	0.350%, 09/09/15	49,996
	National Bank of Canada,
35,000	VAR, 0.413%, 09/20/15	35,000
20,000	VAR, 0.418%, 09/17/15	20,000
	Natixis,
65,000	0.340%, 11/02/15	65,000
25,000	0.360%, 12/15/15	25,000
85,000	0.400%, 12/10/15	85,000
75,000	VAR, 0.336%, 11/04/15	75,000
	Norinchukin Bank,
150,000	0.170%, 09/02/15	150,000
50,000	0.220%, 10/09/15	50,000
50,000	0.240%, 10/19/15	50,000
50,000	0.240%, 10/26/15	50,000
100,000	0.250%, 10/30/15	100,000
28,000	0.310%, 11/02/15	28,000
22,000	0.320%, 11/25/15	22,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — continued
	Rabobank Nederland N.V.,
100,000	0.300%, 11/12/15	99,940
50,000	0.320%, 11/13/15	50,000
60,000	0.360%, 09/04/15	59,998
28,000	0.360%, 09/09/15	27,998
150,000	0.400%, 02/22/16	149,711
45,000	VAR, 0.291%, 09/08/15	45,000
100,000	VAR, 0.303%, 09/20/15	100,000
44,000	VAR, 0.331%, 11/09/15	44,000
72,000	VAR, 0.334%, 10/08/15	72,000
120,000	VAR, 0.336%, 10/14/15	120,000
50,000	VAR, 0.364%, 11/13/15	50,000
5,000	Royal Bank of Canada, VAR, 0.281%, 09/10/15	5,000
	Shizuoka Bank,
124,000	0.330%, 09/11/15	124,000
50,000	0.340%, 10/20/15	50,000
15,000	0.340%, 10/23/15	15,000
68,000	0.340%, 10/26/15	68,000
75,000	Societe Generale S.A., VAR, 0.268%, 09/30/15	75,000
	Standard Chartered plc,
50,000	0.290%, 10/27/15	49,978
95,000	0.290%, 10/23/15	95,000
130,000	0.300%, 09/25/15	129,974
25,000	0.310%, 11/02/15	25,000
180,000	0.470%, 10/23/15	179,878
	State Street Bank & Trust Co.,
75,000	VAR, 0.331%, 09/09/15	75,000
200,000	VAR, 0.336%, 09/18/15	200,000
75,000	VAR, 0.364%, 11/12/15	75,000
	Sumitomo Mitsui Banking Corp.,
50,000	0.285%, 09/08/15	49,997
35,000	0.300%, 10/09/15	35,000
50,000	0.300%, 11/10/15	50,000
50,000	0.320%, 11/16/15	50,000
75,000	0.350%, 10/27/15	75,000
	Sumitomo Mitsui Trust Bank Ltd.,
75,000	0.300%, 11/09/15	75,000
85,000	0.385%, 10/30/15	84,947
75,000	0.388%, 10/19/15	74,961
100,000	0.390%, 10/21/15	99,946
	Svenska Handelsbanken AB,
45,000	0.260%, 10/26/15	45,000
100,000	0.305%, 11/16/15	100,001

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Toronto-Dominion Bank,
77,000	0.350%, 10/06/15	77,000
25,000	0.370%, 12/14/15	25,000
	Wells Fargo Bank N.A.,
50,000	VAR, 0.311%, 09/09/15	50,000
8,000	VAR, 0.313%, 10/06/15	8,000
25,000	VAR, 0.316%, 09/11/15	25,000
125,000	VAR, 0.339%, 11/13/15	125,000
25,000	Westpac Banking Corp., 0.360%, 10/09/15	25,000

	Total Certificates of Deposit (Cost $7,863,727)	7,863,727

Commercial Paper — 23.7% (n)
25,000	ABN Amro Funding USA LLC, 0.340%, 11/10/15 (e)	24,983
	Australia & New Zealand Banking Group Ltd.,
44,000	0.300%, 11/24/15 (e)	43,969
250,000	VAR, 0.457%, 09/03/15 (e)	250,000
40,000	Bank Nederlandse Gemeenten N.V., VAR,
	0.299%, 09/25/15 (e)	40,000
	Bank of Nova Scotia (The),
81,000	VAR, 0.332%, 09/24/15 (e)	81,000
100,000	VAR, 0.360%, 09/01/15 (e)	100,000
15,000	Banque et Caisse d’Epargne de l’Etat,
	0.285%, 11/05/15	14,992
	Bedford Row Funding Corp.,
25,000	0.402%, 11/30/15 (e)	24,975
15,000	0.461%, 02/03/16 (e)	14,970
35,000	VAR, 0.302%, 09/10/15 (e)	35,000
35,000	VAR, 0.306%, 09/15/15 (e)	35,000
55,000	VAR, 0.306%, 09/18/15 (e)	55,000
63,000	VAR, 0.334%, 10/09/15 (e)	63,000
15,000	VAR, 0.336%, 09/24/15 (e)	15,000
15,000	VAR, 0.359%, 11/09/15 (e)	15,000
50,000	VAR, 0.364%, 11/19/15 (e)	50,000
15,000	VAR, 0.377%, 11/04/15 (e)	15,000
55,000	BNP Paribas, 0.250%, 09/22/15	54,992
17,000	Caisse Centrale Desjardins, 0.190%, 09/08/15 (e)	16,999
25,000	Caisse des Depots et Consignations,
	0.230%, 10/21/15 (e)	24,992
	Cedar Springs Capital Co. LLC,
10,000	0.260%, 10/23/15 (e)	9,996
15,000	0.410%, 10/02/15 (e)	14,995
25,000	Coca-Cola Co. (The), 0.301%, 09/08/15 (e)	24,999
	Commonwealth Bank of Australia,
27,000	VAR, 0.282%, 09/04/15 (e)	27,000

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — continued
40,000	VAR, 0.291%, 09/08/15 (e)	39,998
25,000	VAR, 0.312%, 09/15/15 (e)	24,999
50,000	VAR, 0.320%, 09/23/15 (e)	50,000
50,000	VAR, 0.331%, 11/04/15 (e)	50,000
	Concord Minutemen Capital Co. LLC,
100,000	0.130%, 09/01/15 (e)	100,000
25,000	0.240%, 10/19/15 (e)	24,992
50,000	Credit Agricole Corporate and Investment Bank, 0.320%, 11/09/15	49,969
30,000	Danaher Corp., 0.200%, 09/09/15 (e)	29,999
28,000	DBS Bank Ltd., 0.260%, 10/01/15 (e)	27,994
25,000	Dexia Credit Local, 0.180%, 09/01/15	25,000
22,000	DNB Bank ASA, VAR, 0.352%, 09/27/15 (e)	22,000
	Erste Abwicklungsanstalt,
20,000	0.260%, 10/15/15 (e)	19,993
50,000	0.260%, 10/16/15 (e)	49,984
25,000	0.320%, 11/27/15 (e)	24,981
50,000	European Investment Bank, 0.200%, 09/23/15	49,994
	Gotham Funding Corp.,
32,234	0.200%, 09/09/15 (e)	32,233
100,000	0.200%, 09/22/15 (e)	99,988
	HSBC Bank plc,
130,000	VAR, 0.332%, 09/27/15 (e)	130,000
45,000	VAR, 0.344%, 10/08/15 (e)	45,000
35,000	VAR, 0.351%, 09/09/15 (e)	35,000
	Kells Funding LLC,
50,000	0.250%, 10/16/15 (e)	49,985
50,000	0.321%, 09/25/15 (e)	49,989
10,000	0.321%, 10/01/15 (e)	9,997
85,000	0.321%, 10/02/15 (e)	84,977
10,000	Lloyds Bank plc, 0.260%, 10/20/15	9,996
	LMA Americas LLC,
50,000	0.200%, 09/14/15 (e)	49,996
50,000	0.270%, 09/02/15 (e)	50,000
15,100	0.330%, 11/09/15 (e)	15,090
50,000	0.411%, 09/21/15 (e)	49,989
141,600	Macquarie Bank Ltd., 0.280%, 10/16/15 (e)	141,550
50,000	Matchpoint Finance plc, Series A, 0.130%, 09/01/15 (e)	50,000
53,000	National Australia Bank Ltd., 0.300%, 11/16/15 (e)	52,966
100,000	National Bank of Canada, VAR, 0.418%, 09/17/15 (e)	100,000
	Nordea Bank AB,
56,300	0.331%, 11/19/15 (e)	56,259
25,000	0.401%, 01/11/16 (e)	24,964

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	NRW Bank,
53,000	0.160%, 09/01/15 (e)	53,000
50,000	0.235%, 10/23/15 (e)	49,983
70,000	Oversea-Chinese Banking Corp. Ltd.,
	0.250%, 10/08/15	69,982
	Ridgefield Funding Co. LLC,
55,000	0.411%, 11/03/15 (e)	54,961
165,000	VAR, 0.401%, 09/14/15 (e)	165,000
200,000	VAR, 0.408%, 09/16/15 (e)	200,000
20,000	VAR, 0.410%, 09/18/15 (e)	20,000
50,000	VAR, 0.458%, 09/20/15 (e)	50,000
85,000	Royal Bank of Canada, VAR, 0.406%, 10/13/15 (e)	85,000
	Sumitomo Mitsui Banking Corp.,
64,000	0.180%, 09/02/15 (e)	64,000
75,000	0.300%, 11/10/15 (e)	74,956
100,000	0.351%, 11/05/15 (e)	99,937
	Toronto-Dominion Holdings USA, Inc.,
30,000	0.300%, 10/21/15 (e)	29,987
50,000	0.300%, 10/23/15 (e)	49,978
30,000	0.331%, 12/02/15 (e)	29,975
165,000	UBS Finance Delaware LLC, 0.330%, 11/20/15	164,879
49,530	Versailles Commercial Paper LLC, 0.150%, 09/01/15 (e)	49,530
	Westpac Banking Corp.,
40,000	0.361%, 09/24/15 (e)	39,991
55,000	VAR, 0.290%, 09/08/15 (e)	55,000
30,000	VAR, 0.291%, 09/21/15 (e)	30,000
75,000	VAR, 0.312%, 09/10/15 (e)	74,998
77,000	VAR, 0.313%, 09/20/15 (e)	77,000
77,000	VAR, 0.314%, 09/20/15 (e)	77,000

	Total Commercial Paper (Cost $4,444,901)	4,444,901

Corporate Notes — 2.4%
	Financials — 2.4%
	Banks — 1.4%
35,147	Bank of Nova Scotia (The), 2.050%, 10/07/15	35,202
50,000	Svenska Handelsbanken AB, VAR, 0.408%, 09/21/15 (e)	50,000
185,000	Wells Fargo Bank N.A., VAR, 0.406%, 09/15/15	185,000

		270,202

	Capital Markets — 0.7%
125,000	ING Bank N.V., VAR, 0.332%, 09/30/15 (e)	125,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	21

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — continued
	Insurance — 0.3%
60,000	New York Life Global Funding, VAR,
	0.294%, 10/29/15 (e)	60,000

	Total Corporate Notes (Cost $455,202)	455,202

Repurchase Agreements — 6.8%
125,000	BNP Paribas Securities Corp., 0.640%, dated 08/31/15, due 09/22/15, repurchase price $125,049, collateralized by Corporate Notes and Bonds, 0.000% - 9.000%, due 06/01/17 - 12/31/99, Federal National Mortgage Association, 7.500%, due 06/17/27 and Federal National Mortgage Association Connecticut Avenue Securities, 1.341% - 7.341%, due 07/25/23 - 07/25/25, with value $134,570.	125,000
25,000	Citigroup Global Markets, Inc., 0.570%, dated 08/31/15, due 10/05/15, repurchase price $25,014, collateralized by Corporate Notes and Bonds, 3.250% - 11.750%, due 03/01/16 - 03/01/22, with value $26,872.	25,000
25,000	Citigroup Global Markets, Inc., 0.670%, dated 08/31/15, due 10/05/15, repurchase price $25,016, collateralized by Corporate Notes and Bonds, 0.000% - 5.885%, due 11/10/39 - 07/17/45, with value $26,885.	25,000
155,000	Credit Suisse First Boston USA, Inc., 0.938%, dated 08/31/15, due 09/11/15, repurchase price $155,044, collateralized by Corporate Notes and Bonds, 0.000% - 10.000%, due 04/25/19 - 04/25/57, with value $167,401.	155,000
100,000	Credit Suisse First Boston USA, Inc., 0.861%, dated 08/31/15, due 12/04/15, repurchase price $100,227, collateralized by Corporate Notes and Bonds, 0.000% - 7.060%, due 02/28/24 - 06/15/57, with value $108,001.	100,000
175,000	Credit Suisse First Boston USA, Inc., 0.861%, dated 08/31/15, due 12/04/15, repurchase price $175,398, collateralized by Corporate Notes and Bonds, 5.000%, due 04/25/57, with value $189,000.	175,000
20,000	HSBC Securities USA, Inc., 0.320%, dated 08/31/15, due 09/01/15, repurchase price $20,000, collateralized by Corporate Notes and Bonds, 2.125% - 3.900%, due 03/01/19 - 05/01/45, with value $21,003.	20,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

150,000	Merrill Lynch PFS, Inc., 0.570%, dated 08/31/15, due 09/01/15, repurchase price $150,002, collateralized by Corporate Notes and Bonds, 0.000% - 6.471%, due 09/20/15 - 04/18/52, with value $162,000.	150,000
75,000	Merrill Lynch PFS, Inc., 0.750%, dated 08/31/15, due 10/05/15, repurchase price $75,055, collateralized by Corporate Notes and Bonds, 0.000% - 6.274%, due 01/25/35 - 08/17/45, with value $81,000.	75,000
175,000	Merrill Lynch PFS, Inc., 0.750%, dated 08/31/15, due 10/05/15, repurchase price $175,128, collateralized by Corporate Notes and Bonds, 0.000% - 7.960%, due 04/20/26 - 06/11/49, with value $189,000.	175,000
150,000	Royal Bank of Canada, 0.420%, dated 08/31/15, due 09/08/15, repurchase price $150,014, collateralized by Corporate Notes and Bonds, 1.550% - 10.000%, due 10/10/17 - 07/15/22, Federal National Mortgage Association, 2.500% - 4.000%, due 06/01/25 - 02/01/45 and Government National Mortgage Association, 3.500% - 4.000%, dated 03/20/41 - 12/20/44, with value $153,042.	150,000
100,000	Royal Bank of Canada, 0.460%, dated 08/31/15, due 09/08/15, repurchase price $100,010, collateralized by Corporate Notes and Bonds, 0.000% - 8.295%, due 08/15/19 - 10/15/59, with value $107,000.	100,000

	Total Repurchase Agreements (Cost $1,275,000)	1,275,000

Time Deposits — 19.5%
85,000	China Construction Bank Corp., 0.190%, 09/01/15	85,000
50,000	Citibank N.A., 0.140%, 09/02/15	50,000
349,519	Credit Agricole Corporate and Investment Bank, 0.080%, 09/01/15	349,519
460,000	Credit Industriel et Commercial, 0.080%, 09/01/15	460,000
500,000	DNB Bank ASA, 0.070%, 09/01/15	500,000
420,000	KBC Bank N.V., 0.080%, 09/01/15	420,000
300,000	Landesbank Hessen-Thueringen
	Girozentrale, 0.080%, 09/01/15	300,000
337,830	National Australia Bank Ltd., 0.070%, 09/01/15	337,830
500,000	Natixis S.A., 0.080%, 09/01/15	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Time Deposits — continued
	Skandinaviska Enskilda Banken AB,
125,000	0.070%, 09/01/15	125,000
90,000	0.130%, 09/01/15	90,000
150,000	Standard Chartered plc, 0.070%, 09/01/15	150,000
300,000	Swedbank AB, 0.140%, 09/03/15	300,000

	Total Time Deposits (Cost $3,667,349)	3,667,349

U.S. Government Agency Securities — 0.2%
	Federal Home Loan Bank,
22,000	DN, 0.251%, 02/01/16 (n)	21,977
24,000	DN, 0.251%, 02/08/16 (n)	23,973

	Total U.S. Government Agency Securities (Cost $45,950)	45,950

U.S. Treasury Obligations — 5.4%
	U.S. Treasury Notes — 5.4%
21,000	0.250%, 12/15/15	21,000
129,500	0.375%, 01/15/16	129,544
288,000	0.375%, 03/15/16	288,144
50,000	1.500%, 06/30/16	50,481
130,000	1.750%, 05/31/16	131,393
118,000	2.000%, 01/31/16	118,879
21,000	2.125%, 12/31/15	21,129

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

55,000	2.125%, 02/29/16	55,512
116,000	2.375%, 03/31/16	117,386
20,000	2.625%, 02/29/16	20,232
56,000	4.500%, 02/15/16	57,095

	Total U.S. Treasury Obligations (Cost $1,010,795)	1,010,795

Weekly Demand Notes — 0.1%
	New Jersey — 0.1%
11,985	Jets Stadium Development LLC, Series A-4A, VAR, LOC: Sumitomo Mitsui Banking, 0.150%, 09/08/15 (e)	11,985
5,000	Jets Stadium Finance Issuer 2015 LLC, VAR, LOC: Sumitomo Mitsui Banking, 0.160%, 09/08/15 (e)	5,000

	Total Weekly Demand Notes (Cost $16,985)	16,985

	Total Investments — 100.0% (Cost $18,779,909)*	18,779,909
	Other Assets in Excess of Liabilities — 0.0%	2,207

	NET ASSETS — 100.0%	$18,782,116

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	23

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 61.8%
	Federal Farm Credit Bank — 3.3%
20,000	DN, 0.120%, 12/01/15 (n)	19,994
62,000	DN, 0.291%, 03/21/16 (n)	61,899
220,000	VAR, 0.149%, 09/02/15	220,000
190,000	VAR, 0.161%, 09/08/15	189,968
75,000	VAR, 0.162%, 09/30/15	74,999
160,000	VAR, 0.167%, 09/30/15	159,995
265,000	VAR, 0.180%, 09/18/15	264,983
239,000	VAR, 0.180%, 09/24/15	239,000
390,000	VAR, 0.183%, 09/20/15	390,000
130,000	VAR, 0.197%, 09/29/15	129,976
125,000	VAR, 0.200%, 09/18/15	125,010
120,000	VAR, 0.205%, 09/19/15	119,953

		1,995,777

	Federal Home Loan Bank — 44.0%
350,000	0.150%, 10/19/15	349,975
79,000	0.190%, 09/01/15	79,000
402,000	0.210%, 02/08/16	401,939
220,000	0.250%, 01/22/16	219,985
100,000	0.340%, 06/20/16	99,971
184,000	0.360%, 06/21/16	183,965
275,000	0.400%, 04/01/16	275,000
275,000	0.400%, 06/17/16	275,000
125,000	0.400%, 07/08/16	124,983
329,000	DN, 0.055%, 12/08/15 (n)	328,850
434,926	DN, 0.083%, 09/25/15 (n)	434,926
100,000	DN, 0.085%, 09/17/15 (n)	99,996
200,000	DN, 0.085%, 09/21/15 (n)	199,991
1,650,000	DN, 0.086%, 09/02/15 (n)	1,649,996
2,014,000	DN, 0.087%, 09/23/15 (n)	2,013,894
106,000	DN, 0.090%, 09/04/15 (n)	105,999
325,000	DN, 0.095%, 09/01/15 (n)	325,000
2,168,075	DN, 0.095%, 10/07/15 (n)	2,167,869
1,972,000	DN, 0.095%, 10/09/15 (n)	1,971,802
100,000	DN, 0.105%, 11/17/15 (n)	99,978
1,806,300	DN, 0.108%, 10/14/15 (n)	1,806,068
500,000	DN, 0.112%, 10/28/15 (n)	499,911
1,480,000	DN, 0.133%, 11/04/15 (n)	1,479,651
205,000	DN, 0.140%, 12/10/15 (n)	204,920
940,000	DN, 0.147%, 09/09/15 (n)	939,969
29,500	DN, 0.150%, 12/04/15 (n)	29,489
995,000	DN, 0.156%, 09/11/15 (n)	994,957
1,210,000	DN, 0.157%, 12/07/15 (n)	1,209,689
416,000	DN, 0.158%, 11/13/15 (n)	415,866
950,500	DN, 0.160%, 11/06/15 (n)	950,221

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Bank — continued
410,000	DN, 0.165%, 10/02/15 (n)	409,942
470,000	DN, 0.167%, 12/09/15 (n)	469,784
210,000	DN, 0.170%, 10/21/15 (n)	209,950
700,000	DN, 0.170%, 11/19/15 (n)	699,739
104,000	DN, 0.170%, 12/28/15 (n)	103,942
834,925	DN, 0.175%, 11/12/15 (n)	834,633
300,000	DN, 0.178%, 01/20/16 (n)	299,791
1,042,800	DN, 0.189%, 11/25/15 (n)	1,042,336
289,750	DN, 0.200%, 11/18/15 (n)	289,624
149,150	DN, 0.200%, 11/23/15 (n)	149,081
100,000	DN, 0.220%, 01/27/16 (n)	99,910
250,000	DN, 0.241%, 02/05/16 (n)	249,762
100,000	DN, 0.251%, 02/05/16 (n)	99,891
100,000	DN, 0.281%, 02/09/16 (n)	99,813
100,000	DN, 0.291%, 02/09/16 (n)	99,870
230,000	VAR, 0.146%, 09/08/15	229,989
170,000	VAR, 0.155%, 09/17/15	169,992
225,000	VAR, 0.158%, 09/22/15	225,000
250,000	VAR, 0.160%, 09/21/15	250,000
220,000	VAR, 0.172%, 09/21/15	220,000
250,000	VAR, 0.188%, 09/15/15	249,995
175,000	VAR, 0.197%, 09/21/15	174,983

		26,616,887

	Federal Home Loan Mortgage Corp. — 8.6%
500,000	DN, 0.110%, 12/09/15 (n)	499,849
97,409	DN, 0.117%, 12/14/15 (n)	97,376
100,000	DN, 0.120%, 11/05/15 (n)	99,978
250,000	DN, 0.120%, 12/10/15 (n)	249,917
430,000	DN, 0.130%, 09/01/15 (n)	430,000
500,000	DN, 0.140%, 09/17/15 (n)	499,969
265,000	DN, 0.150%, 10/19/15 (n)	264,947
160,000	DN, 0.170%, 11/04/15 (n)	159,951
338,290	DN, 0.182%, 01/21/16 (n)	338,047
100,000	DN, 0.200%, 11/12/15 (n)	99,960
100,000	DN, 0.200%, 11/30/15 (n)	99,950
800,000	DN, 0.220%, 01/11/16 (n)	799,355
237,223	DN, 0.234%, 12/07/15 (n)	237,074
250,000	VAR, 0.178%, 09/15/15	249,970
465,000	VAR, 0.178%, 09/16/15	464,988
369,000	VAR, 0.189%, 09/25/15	369,000
275,000	VAR, 0.197%, 09/21/15	274,975

		5,235,306

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — continued
	Federal National Mortgage Association — 5.9%
543,000	DN, 0.115%, 11/02/15 (n)	542,892
500,000	DN, 0.120%, 12/01/15 (n)	499,848
175,000	DN, 0.140%, 12/14/15 (n)	174,929
250,000	DN, 0.150%, 12/15/15 (n)	249,891
250,000	DN, 0.150%, 12/22/15 (n)	249,883
83,410	DN, 0.150%, 12/23/15 (n)	83,371
250,000	DN, 0.180%, 09/01/15 (n)	250,000
250,000	DN, 0.220%, 01/05/16 (n)	249,808
455,000	DN, 0.225%, 01/14/16 (n)	454,616
250,000	DN, 0.240%, 01/25/16 (n)	249,757
270,500	VAR, 0.192%, 09/21/15	270,511
275,000	VAR, 0.214%, 09/26/15	274,961

		3,550,467

	Total U.S. Government Agency Securities (Cost $37,398,437)	37,398,437

U.S. Treasury Obligations — 2.5%
	U.S. Treasury Bill — 0.1%
100,000	0.113%, 09/17/15 (n)	99,995

	U.S. Treasury Notes — 2.4%
500,000	0.250%, 12/15/15	500,198
377,000	0.500%, 06/15/16	377,570
57,000	1.375%, 11/30/15	57,174
235,000	3.250%, 06/30/16	240,619
160,000	3.250%, 05/31/16	163,492
100,000	VAR, 0.103%, 09/01/15	99,933

		1,438,986

	Total U.S. Treasury Obligations (Cost $1,538,981)	1,538,981

Repurchase Agreements — 36.0%
2,285,255	Agency Joint Trading Account I, J.P. Morgan Investment Management, Inc., as agent, 0.150%, dated 08/31/15, due 09/01/15, repurchase price $2,285,266. [1]	2,285,255
185,259	Agency Joint Trading Account II, J.P. Morgan Investment Management, Inc., as agent, 0.145%, dated 08/31/15, due 09/01/15, repurchase price $185,259. [2]	185,259
250,000	Bank of America N.A., 0.140%, dated 08/31/15, due 09/01/15, repurchase price $250,001, collateralized by Federal Home Loan Mortgage Corporation, 3.000%, due 04/01/45 and Federal National Mortgage Association, 3.000%, due 06/01/45, with a value of $255,000.	250,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,000,000	Barclays Capital, Inc., 0.120%, dated 08/31/15, due 09/01/15, repurchase price $2,000,007, collateralized by Federal Farm Credit Bank, 0.150% - 6.125%, dated 10/07/15 - 08/08/39, Federal Home Loan Bank, 0.000% - 5.500%, dated 09/02/15 - 07/15/36, Federal Home Loan Mortgage Corporation, 0.000% - 6.750%, dated 09/02/15 - 05/04/37, Federal National Mortgage Association, 0.000% - 7.250%, due 10/05/15 - 08/06/38 and Tennessee Valley Authority, 5.375% - 5.880%, dated 04/01/36 - 04/01/56, with value $2,040,000.	2,000,000
1,000,000	Barclays Capital, Inc., 0.120%, dated 08/31/15, due 09/02/15, repurchase price $1,000,007, collateralized by Federal Home Loan Mortgage Corporation, 0.000% - 55.846%, dated 11/25/23 - 07/15/45, Federal National Mortgage Association, 1.919% - 8.000%, due 01/25/23 - 08/25/45 and Government National Mortgage Association, 0.654% - 9.094%, dated 12/20/28 - 07/20/65, with value $1,025,312.	1,000,000
1,000,000	Barclays Capital, Inc., 0.120%, dated 08/31/15, due 09/03/15, repurchase price $1,000,010, collateralized by Federal Home Loan Mortgage Corporation, 3.500% - 5.763%, dated 09/01/42 - 08/01/45, Federal National Mortgage Association, 3.500% - 5.161%, due 02/01/43 - 08/01/45 and Government National Mortgage Association, 0.000% - 6.095%, dated 05/20/37 - 08/20/65, with value $1,021,219.	1,000,000
1,500,000	Barclays Capital, Inc., 0.120%, dated 08/31/15, due 09/04/15, repurchase price $1,500,020, collateralized by Federal Home Loan Mortgage Corporation, 1.493% - 55.846%, dated 04/15/24 - 08/01/45, Federal National Mortgage Association, 0.000% - 13.352%, due 08/25/23 - 08/25/55 and Government National Mortgage Association, 0.000% - 9.475%, dated 01/20/35 - 08/20/65, with value $1,536,038.	1,500,000
500,000	Barclays Capital, Inc., 0.130%, dated 08/31/15, due 09/01/15, repurchase price $500,002, collateralized by Federal Home Loan Mortgage Corporation, 1.946% - 3.000%, dated 09/01/32 - 10/15/40, Federal National Mortgage Association, 4.000% - 6.010%, due 04/25/43 - 08/01/45 and Government National Mortgage Association, 3.000% - 5.527%, dated 04/20/40 - 04/20/45, with value $510,081.	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	25

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — continued
400,000	BNP Paribas Securities Corp., 0.080%, dated 08/31/15, due 09/14/15, repurchase price $400,012, collateralized by Federal Farm Credit Bank, 0.187% - 0.390%, dated 04/25/16 - 08/21/17, Federal Home Loan Mortgage Corporation, 0.484% - 8.000%, dated 01/27/17 - 04/15/45, Federal National Mortgage Association, 0.000% - 7.500%, due 08/01/16 - 08/01/45 and Government National Mortgage Association, 0.707% - 7.222%, dated 10/20/22 - 11/20/64, with value $408,411.	400,000
1,000,000	Credit Suisse First Boston USA, Inc., 0.220%, dated 08/31/15, due 09/18/15, repurchase price $1,000,110, collateralized by Federal Home Loan Mortgage Corporation, 2.261% - 3.166%, dated 08/01/45 - 09/01/45 and Federal National Mortgage Association, 2.500% - 6.500%, due 06/01/18 - 07/01/45, with value $1,020,002.	1,000,000
5,600,000	Federal Reserve Bank of New York, 0.050%, dated 08/31/15, due 09/01/15, repurchase price $5,600,008, collateralized by U.S. Treasury Securities, 3.625% - 4.000%, due 08/15/18 - 08/15/43, with value $5,600,008.	5,600,000
175,000	Merrill Lynch PFS, Inc., 0.140%, dated 08/31/15, due 09/01/15, repurchase price $175,001, collateralized by Federal Home Loan Mortgage Corporation, 3.000%, dated 04/15/53, Federal National Mortgage Association, 2.500% - 3.500%, due 03/25/42 - 02/25/44 and Government National Mortgage Association, 0.768% - 4.534%, dated 08/20/45 - 07/20/65, with value $180,250.	175,000
500,000	Royal Bank of Canada, 0.350%, dated 08/31/15, due 09/08/15, repurchase price $500,039, collateralized by Federal Home Loan Mortgage Corporation, 3.500% - 4.500%, dated 01/01/45 - 08/01/45, Federal National Mortgage Association, 2.380% - 4.000%, due 12/01/29 - 05/01/45 and Government National Mortgage Association, 2.500% - 4.000%, dated 10/20/43 - 06/20/45, with value $510,000.	500,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,750,000	Societe Generale S.A., 0.110%, dated 08/31/15, due 09/04/15, repurchase price $1,750,021, collateralized by U.S. Treasury Securities, 0.000% - 9.250%, due 10/31/15 - 05/15/44, with value $1,785,000.	1,750,000
500,000	Societe Generale S.A., 0.130%, dated 08/31/15, due 09/28/15, repurchase price $500,051, collateralized by Government National Mortgage Association, 1.750% - 6.000%, dated 06/20/26 - 08/20/45, with value $510,000.	500,000
750,000	Wells Fargo Bank N.A., 0.200%, dated 08/31/15, due 10/23/15, repurchase price $750,221, collateralized by Federal Home Loan Mortgage Corporation, 3.500%, dated 06/01/455, With value $765,255.	750,000
400,000	Wells Fargo Securities, LLLC, 0.120%, dated 08/31/15, due 09/02/15, repurchase price $400,003, collateralized by Federal Home Loan Mortgage Corporation, 3.500%, dated 05/01/43 and Federal National Mortgage Association, 3.000% - 4.000%, due 08/01/30 - 08/01/45, with value $408,098.	400,000
2,000,000	Wells Fargo Securities, LLLC, 0.150%, dated 08/31/15, due 09/01/15, repurchase price $2,000,008, collateralized by Federal Home Loan Mortgage Corporation, 0.000% - 5.533%, dated 01/25/20 - 11/25/49, Federal National Mortgage Association, 3.000% - 3.500%, due 08/01/30 - 09/01/45, Government National Mortgage Association, 2.471% - 4.797%, dated 02/20/40 - 08/20/65 and U.S. Treasury Securities, 1.875% - 5.250%, dated 08/31/22 - 02/15/29, with value $2,041,244.	2,000,000

	Total Repurchase Agreements (Cost $21,795,514)	21,795,514

	Total Investments — 100.3% (Cost $60,732,932)*	60,732,932
	Liabilities in Excess of Other Assets — (0.3)%	(202,283)

	NET ASSETS — 100.0%	$60,530,649

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 37.6%
	U.S. Treasury Bills — 4.4% (n)
500,000	0.096%, 12/03/15	499,879
250,000	0.143%, 01/28/16	249,852

		749,731

	U.S. Treasury Notes — 33.2%
225,000	0.103%, 09/01/15	224,848
150,000	0.119%, 09/01/15	150,002
100,000	0.250%, 09/15/15	100,006
100,000	0.250%, 09/30/15	100,008
500,000	0.250%, 10/15/15	500,089
372,000	0.250%, 11/30/15	372,095
50,000	0.250%, 12/15/15	50,000
550,000	0.250%, 12/31/15	550,151
359,000	0.375%, 11/15/15	359,170
175,400	0.375%, 01/15/16	175,535
310,000	0.375%, 01/31/16	310,276
150,000	0.375%, 03/15/16	150,078
100,000	0.500%, 06/15/16	100,151
439,000	1.250%, 10/31/15	439,780
500,000	1.375%, 11/30/15	501,504
100,000	1.500%, 06/30/16	100,961
100,000	1.750%, 05/31/16	101,072
369,711	2.000%, 01/31/16	372,547
430,000	2.125%, 12/31/15	432,716
200,000	2.125%, 02/29/16	201,879
27,000	4.500%, 11/15/15	27,241
350,000	4.500%, 02/15/16	356,888

		5,676,997

	Total U.S. Treasury Obligations (Cost $6,426,728)	6,426,728

Repurchase Agreements — 65.3%
1,338,997	Barclays Capital, Inc., 0.130%, dated 08/31/15, due 09/01/15, repurchase price $1,339,002, collateralized by U.S. Treasury Securities, 0.000% - 1.750%, due 4/15/16 - 11/15/44, with a value of $1,365,777.	1,338,997
133,633	BNP Paribas Securities Corp., 0.130%, dated 08/31/15, due 09/01/15, repurchase price $133,633, collateralized by U.S. Treasury Securities, 0.000% - 2.000%, due 1/15/16 - 5/15/44, with a value of $136,307.	133,633
100,000	Citigroup Global Markets, Inc., 0.070%, dated 08/31/15, due 09/01/15, repurchase price $100,000, collateralized by U.S. Treasury Securities, 1.750%, due 9/30/19, with a value of $102,000.	100,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

4,009	Deutsche Bank Securities, Inc., 0.120%, dated 08/31/15, due 09/01/15, repurchase price $4,009, collateralized by U.S. Treasury Securities, 3.625%, due 8/15/19, with a value of $4,089.	4,009
7,300,000	Federal Reserve Bank of New York, 0.050%, dated 08/31/15, due 09/01/15, repurchase price $7,300,010, collateralized by U.S. Treasury Securities, 1.125% - 3.750%, due 10/31/18 - 8/15/42, with a value of $7,300,010.	7,300,000
300,000	HSBC Securities USA, Inc., 0.090%, dated 08/31/15, due 09/01/15, repurchase price $300,001, collateralized by U.S. Treasury Securities, 1.875% - 3.875%, due 5/15/18 - 5/15/43, with a value of $306,004.	300,000
250,000	JPMorgan Securities LLC, 0.130%, dated 08/31/15, due 09/01/15, repurchase price $250,001, collateralized by U.S. Treasury Securities, 1.250% - 2.125%, due 2/29/20 - 1/31/21, with a value of $255,003.	250,000
52,451	Merrill Lynch PFS, Inc., 0.120%, dated 08/31/15, due 09/01/15, repurchase price $52,451, collateralized by U.S. Treasury Securities, 3.750%, due 11/15/43, with a value of $53,500.	52,451
500,000	Societe Generale S.A., 0.100%, dated 08/31/15, due 09/04/15, repurchase price $500,006, collateralized by U.S. Treasury Securities, 0.000% - 8.750%, due 12/31/15 - 2/15/45, with a value of $510,000.	500,000
899,256	Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 0.130%, due 09/01/15, repurchase price $899,259. [3]	899,256
300,000	Treasury Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 0.125%, due 09/01/15, repurchase price $300,001. [4]	300,000

	Total Repurchase Agreements (Cost $11,178,346)	11,178,346

	Total Investments — 102.9% (Cost $17,605,074)*	17,605,074
	Liabilities in Excess of Other Assets — (2.9)%	(491,976)

	NET ASSETS — 100.0%	$17,113,098

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	27

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 87.5%
	Federal Farm Credit Bank — 9.1%
25,000	DN, 0.110%, 11/19/15 (n)	24,994
40,000	DN, 0.120%, 09/15/15 (n)	39,998
25,000	DN, 0.180%, 12/07/15 (n)	24,988
50,000	DN, 0.180%, 12/11/15 (n)	49,975
25,000	VAR, 0.148%, 09/02/15	25,000
45,000	VAR, 0.161%, 09/08/15	44,992
20,000	VAR, 0.162%, 09/30/15	20,000
40,000	VAR, 0.167%, 09/30/15	39,999
50,000	VAR, 0.180%, 09/24/15	50,000
35,000	VAR, 0.183%, 09/20/15	35,000
24,000	VAR, 0.197%, 09/29/15	23,995
25,000	VAR, 0.200%, 09/18/15	25,002

		403,943

	Federal Home Loan Bank — 78.4%
30,000	0.190%, 09/01/15	30,000
25,000	0.210%, 02/08/16	24,996
25,000	0.360%, 06/21/16	24,995
25,000	0.400%, 07/08/16	24,997
200,000	DN, 0.060%, 09/14/15 (n)	199,996
126,300	DN, 0.065%, 09/03/15 (n)	126,300
142,400	DN, 0.065%, 09/18/15 (n)	142,396
10,000	DN, 0.065%, 09/22/15 (n)	10,000
150,000	DN, 0.065%, 09/23/15 (n)	149,994
200,000	DN, 0.068%, 09/11/15 (n)	199,996
21,400	DN, 0.070%, 09/17/15 (n)	21,399
15,700	DN, 0.070%, 09/25/15 (n)	15,699
55,000	DN, 0.070%, 09/30/15 (n)	54,997
184,360	DN, 0.082%, 09/09/15 (n)	184,357
67,163	DN, 0.086%, 09/02/15 (n)	67,163
50,000	DN, 0.088%, 09/04/15 (n)	50,000
250,000	DN, 0.090%, 10/07/15 (n)	249,977
200,000	DN, 0.095%, 10/21/15 (n)	199,974
150,000	DN, 0.120%, 10/09/15 (n)	149,981
329,400	DN, 0.124%, 10/16/15 (n)	329,349
150,000	DN, 0.130%, 11/04/15 (n)	149,965
134,000	DN, 0.140%, 10/23/15 (n)	133,973
25,000	DN, 0.140%, 12/10/15 (n)	24,990

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

26,057	DN, 0.150%, 11/25/15 (n)	26,048
75,000	DN, 0.160%, 11/06/15 (n)	74,978
50,000	DN, 0.165%, 01/04/16 (n)	49,971
50,000	DN, 0.165%, 01/06/16 (n)	49,971
50,000	DN, 0.165%, 01/08/16 (n)	49,970
25,000	DN, 0.167%, 12/09/15 (n)	24,988
125,000	DN, 0.170%, 10/19/15 (n)	124,972
75,000	DN, 0.189%, 11/13/15 (n)	74,971
100,000	DN, 0.189%, 11/20/15 (n)	99,958
150,000	DN, 0.190%, 11/12/15 (n)	149,943
62,000	DN, 0.195%, 01/22/16 (n)	61,952
45,000	VAR, 0.146%, 09/08/15	44,998
14,000	VAR, 0.155%, 09/17/15	13,999
35,000	VAR, 0.160%, 09/21/15	35,000
25,000	VAR, 0.188%, 09/15/15	25,000

		3,472,213

	Total U.S. Government Agency Securities (Cost $3,876,156)	3,876,156

U.S. Treasury Obligations — 12.4%
	U.S. Treasury Bills — 10.3% (n)
357,285	0.040%, 09/24/15	357,276
50,000	0.113%, 09/17/15	49,997
50,000	0.143%, 01/28/16	49,971

		457,244

	U.S. Treasury Notes — 2.1%
32,000	0.375%, 01/15/16	32,006
60,000	0.375%, 03/31/16	60,038

		92,044

	Total U.S. Treasury Obligations (Cost $549,288)	549,288

	Total Investments — 99.9% (Cost $4,425,444)*	4,425,444
	Other Assets in Excess of Liabilities — 0.1%	4,904

	NET ASSETS — 100.0%	$4,430,348

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 103.8%
	U.S. Treasury Bills — 79.5% (n)
1,000,000	0.094%, 12/03/15	999,762
1,739,684	0.004%, 09/24/15	1,739,680
1,500,000	0.011%, 10/01/15	1,499,986
2,000,000	0.015%, 10/08/15	1,999,969
571,000	0.016%, 09/10/15	570,998
1,265,000	0.023%, 10/15/15	1,264,965
1,356,342	0.025%, 09/03/15	1,356,340
1,100,000	0.025%, 10/22/15	1,099,961
92,098	0.030%, 12/10/15	92,090
2,261,731	0.036%, 11/27/15	2,261,536
1,352,961	0.037%, 09/17/15	1,352,939
1,100,000	0.045%, 10/29/15	1,099,920
250,000	0.070%, 12/24/15	249,945
700,000	0.074%, 11/05/15	699,907
2,000,000	0.111%, 11/19/15	1,999,512
2,000,000	0.121%, 11/12/15	1,999,516
200,000	0.130%, 01/14/16	199,902

		20,486,928

	U.S. Treasury Notes — 24.3%
750,000	0.103%, 09/01/15	749,616
250,000	0.119%, 09/01/15	250,002

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

300,000	0.127%, 09/01/15	299,950
350,000	0.134%, 09/01/15	349,970
750,000	0.250%, 09/15/15	750,048
1,227,000	0.250%, 10/15/15	1,227,284
150,000	0.250%, 10/31/15	150,040
728,000	0.250%, 12/31/15	728,326
90,000	0.375%, 03/31/16	90,058
500,000	1.375%, 11/30/15	501,496
800,000	2.125%, 12/31/15	805,272
125,000	3.250%, 06/30/16	127,989
250,000	4.500%, 11/15/15	252,250

		6,282,301

	Total U.S. Treasury Obligations (Cost $26,769,229)	26,769,229

	Total Investments — 103.8% (Cost $26,769,229)*	26,769,229
	Liabilities in Excess of Other Assets — (3.8)%	(989,722)

	NET ASSETS — 100.0%	$25,779,507

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 90.4%
	Alabama — 0.1%
15,000	East Alabama Health Care Authority, Series B, Rev., VRDO, 0.030%, 09/08/15	15,000
775	Mobile County IDA, PCR, ExxonMobil Project, Rev., VRDO, 0.010%, 09/01/15	775

		15,775

	Alaska — 1.9%
	Alaska Housing Finance Corp., Governmental Purpose,
40,080	Series A, Rev., VRDO, 0.010%, 09/08/15	40,080
32,660	Series B, Rev., VRDO, 0.010%, 09/08/15	32,660
12,300	Alaska Housing Finance Corp., Governmental Purpose, University of Alaska, Series A, Rev., VRDO, 0.010%, 09/08/15	12,300
	Alaska Housing Finance Corp., Home Mortgage,
50,880	Series A, Rev., VRDO, 0.020%, 09/08/15	50,880
80,880	Series B, Rev., VRDO, 0.010%, 09/08/15	80,880
	City of Valdez, Marine Terminal, Exxon Pipeline Co. Project,
35,350	Rev., VRDO, 0.010%, 09/01/15	35,350
39,625	Series A, Rev., VRDO, 0.010%, 09/01/15	39,625
18,150	Series B, Rev., VRDO, 0.010%, 09/01/15	18,150
22,795	City of Valdez, Marine Terminal, ExxonMobil Project, Rev., VRDO, 0.010%, 09/01/15	22,795
23,030	Eclipse Funding Trust, Solar Eclipse, Various States, Series 2007-0028, Rev., VAR, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.010%, 09/01/15 (e)	23,030

		355,750

	Arizona — 0.7%
42,300	Ak-Chin Indian Community, Rev., VRDO, LOC: Bank of America N.A., 0.020%, 09/08/15	42,300
15,600	City of Mesa, Utility System, Series ROCS-RR-II-R-11032, Class R, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.030%, 09/08/15	15,600
7,060	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/15	7,060
20,000	Phoenix City IDA, Health Care Facilities, Mayo Clinic, Series A, Rev., VRDO, 0.010%, 09/01/15	20,000
2,000	Phoenix City IDA, Multi-Family Housing, Del Mar Terrace Apartments Project, Series A, Rev., VRDO, FHLMC COLL, LIQ: FHLMC, 0.020%, 09/08/15	2,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Arizona — continued
40,350	Salt River Pima-Maricopa Indian Community, Rev., VRDO, LOC: Bank of America N.A., 0.020%, 09/08/15	40,350
9,400	The Industrial Development Authority of The City of Phoenix, Health Care Facilities, Mayo Clinic, Series 2014-B, Rev., VRDO, 0.010%, 09/01/15	9,400

		136,710

	California — 10.8%
28,780	ABAG Finance Authority for Nonprofit Corps., Sharp HealthCare, Series D, Rev., VRDO, LOC: Citibank N.A., 0.010%, 09/08/15	28,780
23,700	Antelope Valley-East Kern Water Agency, Series A-2, COP, VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/08/15	23,700
784	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series 2985, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.030%, 09/08/15	784
664	California Educational Facilities Authority, Series 3144, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.010%, 09/01/15 (e)	665
2,400	California Health Facilities Financing Authority, Adventist Health System, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.010%, 09/08/15	2,400
22,800	California Health Facilities Financing Authority, City of Hope, Series C, Rev., VRDO, 0.010%, 09/08/15	22,800
23,800	California Health Facilities Financing Authority, Health Facility, Catholic Healthcare West Loan Program, Series H, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/08/15	23,800
17,930	California Health Facilities Financing Authority, Scripps Health, Series C, Rev., VRDO, LOC: Union Bank N.A., 0.010%, 09/08/15	17,930
6,100	California Health Facilities Financing Authority, St. Joseph Health System, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.010%, 09/08/15	6,100
30,000	California Health Facilities Financing Authority, Stanford Hospital & Clinics, Series B-1, Rev., VRDO, 0.010%, 09/08/15	30,000
1,320	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.040%, 09/08/15	1,320
	California Infrastructure & Economic Development Bank, Pacific Gas & Electric Co.,
16,600	Series B, Rev., VRDO, LOC: Union Bank N.A., 0.010%, 09/01/15	16,600

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	California — continued
750	Series C, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.010%, 09/01/15	750
2,870	California Municipal Finance Authority, La Sierra University, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/08/15	2,870
16,500	California Municipal Finance Authority, Pollution Control, Chevron U.S.A., Inc. Project, Rev., VRDO, 0.010%, 09/01/15	16,500
18,055	California Municipal Finance Authority, Recovery Zone Facility, Chevron U.S.A., Inc. Project, Series A, Rev., VRDO, 0.010%, 09/01/15	18,055
	California Statewide Communities Development Authority,
27,000	Series 09-D, 0.140%, 10/08/15	27,000
45,000	Series 9B-1, 0.240%, 03/04/16	45,000
35,000	Series B-5, 0.130%, 10/01/15	35,000
82,650	Series J, Rev., VRDO, 0.010%, 09/08/15	82,650
4,750	California Statewide Communities Development Authority, Gas Supply, Rev., VRDO, LIQ: Royal Bank of Canada, 0.020%, 09/08/15	4,750
16,550	California Statewide Communities Development Authority, John Muir Health, Series A, Rev., VRDO , LOC: Wells Fargo Bank N.A., 0.010%, 09/01/15	16,550
	California Statewide Communities Development Authority, Kaiser Permanente,
39,100	Series B, Rev., VRDO, 0.010%, 09/08/15	39,100
88,300	Series B, Rev., VRDO, 0.010%, 09/08/15	88,300
73,900	Series C-1, Rev., VRDO, 0.010%, 09/08/15	73,900
60,835	Series C-2, Rev., VRDO, 0.010%, 09/08/15	60,835
64,840	Series C-3, Rev., VRDO, 0.010%, 09/08/15	64,840
94,280	Series E, Rev., VRDO, 0.010%, 09/08/15	94,280
28,650	Series L, Rev., VRDO, 0.010%, 09/08/15	28,650
133,850	Series M, Rev., VRDO, 0.010%, 09/08/15	133,850
3,650	California Statewide Communities Development Authority, Multi-Family Housing, Golden Age Garden Apartments, Series H, Rev., VRDO, LIQ: FHLMC, 0.020%, 09/08/15	3,650
8,700	California Statewide Communities Development Authority, Multi-Family Housing, Kelvin Court, Series B, Rev., VRDO, LIQ: FNMA, 0.030%, 09/08/15	8,700
1,050	City of Irvine, Improvement Bond Act of 1915, District No. 94-13, GO, VRDO, LOC: State Street Bank & Trust, 0.010%, 09/01/15	1,050

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — continued
1,354	City of Irvine, Improvement Bond Act of 1915, District No. 97-17, GO, VRDO, LOC: State Street Bank & Trust, 0.010%, 09/01/15 (e)	1,354
1,400	City of Modesto, Multi-Family Housing, Valley Oak Project, Series A, Rev., VRDO, LIQ: FHLMC, 0.010%, 09/08/15	1,400
59,050	City of Pasadena, Series A, COP, VRDO, LOC: Bank of America N.A., 0.020%, 09/08/15	59,050
900	City of Vacaville, Multi-Family Housing, Sycamores Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.020%, 09/08/15	900
5,350	Contra Costa County Housing Authority, Multi-Family Housing, Lakeshore, Series C, Rev., VRDO, LIQ: FHLMC, 0.010%, 09/08/15	5,350
80,000	County of Kern, Rev., TAN, 7.000%, 06/30/16	84,416
70,000	County of Los Angeles, Rev., TAN, 5.000%, 06/30/16	72,721
35,000	County of Santa Cruz, Rev., TAN, 2.000%, 06/30/16	35,491
	Eastern Municipal Water District, Water and Waste Water,
3,200	Series B, Rev., VRDO, 0.010%, 09/01/15	3,200
47,260	Series C, Rev., VRDO, 0.010%, 09/08/15	47,260
29,535	Eclipse Funding Trust, Solar Eclipse, Various States, Series 2007-0034, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.030%, 09/08/15	29,535
1,800	Irvine Ranch Water District, Nos. 105, 140, 240 & 250, CONS, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.010%, 09/08/15	1,800
1,100	Irvine Unified School District, Community Facilities District No. 09-1, Series A, GO, VRDO, LOC: U.S. Bank N.A., 0.010%, 09/01/15	1,100
28,550	Los Angeles City Department of Water & Power, Power System, Series A, Subseries A-3, Rev., VRDO, 0.010%, 09/08/15	28,550
45,500	Los Angeles City Department of Water & Power, Water System, Series B, Subseries B-1, Rev., VRDO, 0.010%, 09/08/15	45,500
	Los Angeles Community College District,
10,800	Series ROCS-RR-II-R-11768, GO, VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.040%, 09/08/15	10,800
11,820	Series ROCS-RR-II-R-11773, GO, VRDO, LIQ: Citibank N.A., 0.020%, 09/08/15	11,820

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	California — continued
	Los Angeles Department of Water & Power, Power System,
27,400	Series A, Subseries A-7, Rev., VRDO, 0.010%, 09/08/15	27,400
45,000	Series B, Subseries B-2, Rev., VRDO, 0.010%, 09/08/15	45,000
52,900	Series B, Subseries B-7, Rev., VRDO, 0.010%, 09/08/15	52,900
9,200	Los Angeles Department of Water & Power, Waterworks, Series B, Subseries B-3, Rev., VRDO, 0.010%, 09/08/15	9,200
32,115	Los Angeles Multi-Family Housing, Fountain Park Phase II Project, Series B, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	32,115
11,950	Metropolitan Water District of Southern California, Series A-2, Rev., 0.010%, 09/08/15	11,950
55,260	Puttable Floating Option Tax-Exempt Receipts, Series PT-4642, GO, VRDO, LIQ: Bank of America N.A., 0.020%, 09/08/15 (e)	55,260
17,025	Riverside County Transportation Commission, Sales Tax, Series C, Rev., VRDO, 0.010%, 09/08/15	17,025
5,000	Sacramento County Sanitation Districts Financing Authority, Municipal Securities Trust Receipts, Series SGC-47, Class A, Rev., VRDO, LOC: Societe Generale, 0.020%, 09/08/15	5,000
67,635	Sacramento County Sanitation Districts Financing Authority, Sub Lien, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.010%, 09/08/15	67,635
18,000	San Diego Community College District, Series ROCS-RR-II-R-11775, GO, VRDO, LIQ: Citibank N.A., 0.030%, 09/08/15	18,000
4,775	San Francisco Airports Commission, San Francisco International Airport, Second Series, Series 36C, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.010%, 09/08/15	4,775
17,000	San Francisco City & County Redevelopment Agency, Airport Commission City, California San Francisco International Airport, Series 36A, Rev., VRDO, LOC: U.S. Bank N.A., 0.010%, 09/08/15	17,000
5,090	Santa Clara County Financing Authority, Multiple Facilities Projects, Series M, Rev., VRDO, LOC: Bank of America N.A., 0.020%, 09/08/15	5,090

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — continued
	State of California, Kindergarten,
11,700	Series A5, GO, VRDO, LOC: Citibank N.A., 0.010%, 09/01/15	11,700
31,400	Series A6, GO, VRDO, LOC: Citibank N.A., 0.010%, 09/08/15	31,400
34,200	Series A7, GO, VRDO, LOC: Citibank N.A., 0.010%, 09/08/15	34,200
13,900	Series B1, GO, VRDO, LOC: Citibank N.A., 0.010%, 09/01/15	13,900
33,000	State of California, Municipal Securities Trust Receipts, Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 0.020%, 09/08/15	33,000
	State of California, Various Purpose,
80,000	GO, 2.000%, 08/01/16	81,304
18,530	GO, 2.000%, 08/01/16	18,832
6,250	Tender Option Bond Trust Receipts, 0.050%, 09/08/15	6,250

		2,060,342

	Colorado — 3.6%
	City of Colorado Springs, Utilities System Improvement,
11,100	Series A, Rev., VRDO, 0.020%, 09/08/15	11,100
44,555	Series A, Rev., VRDO, 0.020%, 09/08/15	44,555
1,000	City of Colorado Springs, Utilities, Sub Lien, Series A, Rev., VRDO, 0.080%, 09/08/15	1,000
48,665	Colorado Educational & Cultural Facilities Authority, Nature Conservancy Project, Rev., VRDO, 0.020%, 09/08/15	48,665
105,000	Colorado Educational Loan program, Rev., TAN, 1.500%, 06/29/16	106,041
10,300	Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.020%, 09/08/15	10,300
1,570	Colorado Housing & Finance Authority, Multi-Family Housing Project, Series A-4, Class I, Rev., VRDO, 0.020%, 09/08/15	1,570
11,530	Colorado Housing & Finance Authority, Multi-Family Housing, Terrace Park Apartments Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.030%, 09/08/15	11,530
	Colorado Housing & Finance Authority, Single Family Mortgage,
50,000	Series B-2, Class I, Rev., VRDO, AMT, 0.030%, 09/08/15	50,000
43,125	Series B-3, Class I, Rev. VRDO, LOC: FHLB, 0.030%, 09/08/15	43,125
2,665	Series C-2, Class I, Rev., VRDO, LIQ: FHLB, 0.020%, 09/08/15	2,665

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Colorado — continued
15,010	County of Arapahoe, Multi-Family Rental Housing, Hunter’s Run Project, Rev., VRDO, LIQ: FHLMC, 0.010%, 09/08/15	15,010
195,000	State of Colorado, General Fund, Rev., TAN, 1.500%, 06/28/16	196,952
	University of Colorado Hospital Authority,
87,410	Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.020%, 09/08/15 (p)	87,410
23,695	Series B, Rev., VRDO, 0.200%, 03/28/16	23,695
40,220	Series C, Rev., VRDO, 0.200%, 03/28/16	40,220

		693,838

	Connecticut — 0.6%
39,200	Capital City EDA, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.020%, 09/08/15	39,200
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
35,000	Series C, Subseries C-2, Rev., VRDO, AMT, 0.020%, 09/08/15	35,000
21,935	Series D, Subseries D-3, Rev., VRDO, AMT, 0.030%, 09/08/15	21,935
18,140	Connecticut State Health & Educational Facility Authority, Yale University, Series V-1, Rev., VRDO, 0.010%, 09/01/15	18,140

		114,275

	Delaware — 0.4%
13,800	County of New Castle, FlightSafety International, Inc. Project, Rev., VRDO, 0.020%, 09/08/15	13,800
28,155	County of New Castle, Multi-Family Rental Housing, Fairfield English Village Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.030%, 09/08/15	28,155
8,525	Delaware State Health Facilities Authority, Christiana Care Health Services, Series B, Rev., VRDO, 0.020%, 09/08/15	8,525
20,265	University of Delaware, Series B, Rev., VRDO, 0.010%, 09/01/15	20,265

		70,745

	District of Columbia — 0.3%
25,000	District of Columbia, GO, TRAN, 1.500%, 09/30/15	25,027
1,780	District of Columbia, American Psychology Association, Rev., VRDO, LOC: Bank of America N.A., 0.080%, 09/08/15	1,780
2,148	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/08/15	2,148

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	District of Columbia — continued
12,125	District of Columbia, Water & Sewer Authority, Public Utility, Subordinate Lien, Series B, Subseries B-1, Rev., VRDO, 0.010%, 09/08/15	12,125
19,200	Metropolitan Washington Airports Authority, Subseries D-2, Rev., VRDO, LOC: TD Bank N.A., 0.020%, 09/08/15	19,200

		60,280

	Florida — 2.3%
16,575	Austin Trust, Various States, Series 2007-1025, Rev., VRDO, LIQ: Bank of America N.A., 0.040%, 09/08/15	16,575
41,950	County of Miami-Dade, Professional Sports Franchise Facilities, Series E, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.020%, 09/08/15	41,950
19,285	Florida Gulf Coast University Financing Corp., Housing Project, Series A, Rev., VRDO, LOC: BMO Harris Bank N.A., 0.020%, 09/08/15	19,285
1,700	Florida Housing Finance Corp., Multi-Family Mortgage, Tuscany Lake Apartments, Rev., 0.060%, 09/08/15	1,700
	Gainesville Utility Systems,
34,900	0.080%, 09/17/15	34,900
18,410	Series A, Rev., VRDO, 0.010%, 09/01/15	18,410
	Highlands County Health Facilities Authority, Hospital, Adventist Health System/Sunbelt Obligated Group,
43,165	Series I-1, Rev., VRDO, 0.010%, 09/08/15	43,165
18,300	Series I-4, Rev., VRDO, 0.010%, 09/08/15	18,300
	JEA, Electric System,
18,500	Series B-2, Rev., 0.010%, 09/08/15	18,500
27,600	Series B-3, Rev., VRDO, 0.010%, 09/08/15	27,600
8,000	JEA, St. Johns River Power Park System, Series ROCS-RR II R-14025, Rev., VAR, LIQ: Citibank N.A., 0.030%, 09/08/15	8,000
37,600	JEA, Water and Sewer System, Series A-1, Rev., VRDO, 0.010%, 09/01/15	37,600
200	JEA, Water and Sewer Systems, Series A-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.010%, 09/08/15	200
12,610	North Broward Hospital District, Series A, Rev., VRDO, NATL-RE, LOC: Wells Fargo Bank N.A., 0.020%, 09/08/15	12,610
29,900	Orange County Health Facilities Authority, The Nemours Foundation Project, Series B, Rev., VRDO, LOC: Northern Trust Co., 0.010%, 09/08/15	29,900

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Florida — continued
22,285	Orange County Tourist Development Tax, Series 2352, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.020%, 09/08/15 (e)	22,285
5,855	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	5,855
68,800	Sarasota County Public Hospital District, Sarasota Memorial Hospital Project, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.020%, 09/08/15	68,800
675	South Florida Water Management District, Series ROCS RR II R-12313, COP, VAR, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.030%, 09/01/15	675
14,900	Tender Option Bond Trust Receipts, Series 2015-XF0251, 0.061%, 09/08/15	14,900

		441,210

	Georgia — 1.6%
7,660	DeKalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/15	7,660
10,045	DeKalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/15	10,045
10,735	DeKalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.030%, 09/08/15	10,735
104,780	DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc. Project, Rev., VRDO, 0.030%, 09/08/15	104,780
45,960	Georgia Municipal Electric Authority, Project One, Series B, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.010%, 09/08/15	45,960
3,090	Griffin-Spaulding County Development Authority, Industrial Development, Norcom, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 09/08/15	3,090
5,940	Henry County Water & Sewer Authority, EAGLE, Series 2005-0008, Class A, Rev., VAR, BHAC, AGM-CR, NATL-RE, LIQ: Citibank N.A., 0.020%, 09/08/15	5,940
400	Marietta City Housing Authority, Multi-Family Housing, Concepts 21—Delk Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.030%, 09/08/15	400

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Georgia — continued
	Private Colleges & Universities Authority, Emory University,
44,225	Series B, Subseries B-2, Rev., VRDO, 0.010%, 09/08/15	44,225
43,295	Series C-1, Rev., VRDO, 0.010%, 09/08/15	43,295
22,000	Series C-5, Rev., VRDO, 0.010%, 09/08/15	22,000

		298,130

	Idaho — 1.0%
10,400	Coeur d’Alene Tribe, GO, VRDO, LOC: Bank of America N.A., 0.030%, 09/08/15	10,400
7,370	Idaho State Building Authority, Prison Facilities Project, Series A, Rev., VRDO, 0.020%, 09/08/15	7,370
180,000	State of Idaho, GO, TAN, 2.000%, 06/30/16	182,540

		200,310

	Illinois — 3.9%
59,880	Chicago Midway Airport, Second Lien, Series C-2, Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/15	59,880
140,600	Chicago O’Hare International Airport, Third Lien, Series C, Rev., VRDO, LOC: Citibank N.A., 0.020%, 09/08/15	140,600
4,300	City of Galesburg, Knox College Project, Rev., VRDO, LOC: PNC Bank N.A., 0.020%, 09/08/15	4,300
10,700	County of Cook, Village of Justice, Multi-Family Housing, Candlewood Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/15	10,700
1,240	County of Lake, A.L. Hansen Manufacturing Co. Project, Rev., VRDO, LOC: Harris Trust & Savings Bank, 0.140%, 09/08/15	1,240
3,615	County of Will, Exempt Facilities, ExxonMobil Project, Rev., VRDO, 0.010%, 09/01/15	3,615
4,815	County of Will, Village of Romeoville, Lewis University, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/01/15	4,815
10,000	Illinois Development Finance Authority, Residential Rental, F.C. Harris Pavilion Project, Class F, Rev., VRDO, FNMA, LIQ: FHLMC, 0.040%, 09/08/15	10,000
20,000	Illinois Finance Authority, Advocate Healthcare Network, Series C-2A, Rev., VRDO, 0.010%, 09/08/15	20,000
40,500	Illinois Finance Authority, Chicago Symphony Orchestra, Rev., VRDO, LOC: U.S. Bank N.A., 0.020%, 09/08/15	40,500

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Illinois — continued
21,300	Illinois Finance Authority, Edward Hospital Obligated Group, Series A, Rev., VRDO, LOC: BMO Harris Bank N.A., 0.020%, 09/08/15	21,300
43,040	Illinois Finance Authority, Evanston Hospital Corp., Rev., VRDO, 0.020%, 09/08/15	43,040
31,925	Illinois Finance Authority, Evanston Northwestern University, Series C, Rev., VRDO, 0.010%, 09/01/15	31,925
	Illinois Finance Authority, Northwestern Memorial Hospital,
39,530	Series A-2, Rev., VRDO, 0.010%, 09/08/15	39,530
27,335	Series A-4, Rev., VRDO, 0.010%, 09/08/15	27,335
	Illinois Finance Authority, University of Chicago,
75,976	Rev., VRDO, 0.010%, 09/08/15	75,976
23,045	Series B, Rev., VRDO, 0.020%, 09/08/15	23,045
26,580	Illinois Finance Authority, University of Chicago Medical Center, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/01/15	26,580
1,340	Illinois Finance Authority, University of Chicago Medical Center, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/01/15	1,340
	Illinois Finance Authority, University of Chicago Medical Centre,
6,540	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.010%, 09/01/15	6,540
25,000	Series D-1, Rev., VRDO, LOC: PNC Bank N.A., 0.010%, 09/01/15	25,000
7,100	Illinois Housing Development Authority, Homeowner Mortgage, Series C-3, Rev., VRDO, AMT, 0.010%, 09/08/15	7,100
	Illinois State Toll Highway Authority, Toll Highway,
30,000	Series A-1B, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.020%, 09/08/15	30,000
51,400	Series A-2A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.020%, 09/08/15	51,400
21,200	Jackson-Union Counties Regional Port District, Port Facility, Enron Transportation Services, LP Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.020%, 09/08/15	21,200
3,800	Joliet Regional Port District, Marine Terminal, Exxon Project, Series 1989, Rev., VRDO, 0.010%, 09/01/15	3,800
7,395	Regional Transportation Authority, Series SGC-55, Class A, GO, VRDO, FGIC, LOC: Societe Generale, 0.020%, 09/08/15	7,395

		738,156

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Indiana — 2.4%
25,425	Eclipse Funding Trust, Solar Eclipse, Various States, Series 2006-0162, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.030%, 09/08/15	25,425
	Indiana Health Facility Financing Authority, Ascension Health,
37,000	Series A-2, Rev., VRDO, 0.010%, 09/08/15	37,000
53,210	Series E-6, Rev., VRDO, 0.010%, 09/08/15	53,210
35,275	Indiana State Finance Authority, Ascension Health Senior Credit Group, Series E-8, Rev., VRDO, 0.010%, 09/08/15	35,275
12,730	Indiana State Finance Authority, Environmental, Duke Energy Indiana, Inc. Project, Series A-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.010%, 09/01/15	12,730
35,325	Indiana State Finance Authority, Lease Appropriation, Stadium Project, Series A-2, 0.010%, 09/08/15	35,325
36,000	Indiana State Finance Authority, Midwestern Disaster Relief, Ohio Electric Corp. Project, Series B, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.020%, 09/08/15	36,000
	Indiana State Finance Authority, Parkview Health System,
69,335	Series C, Rev., VRDO, LOC: PNC Bank N.A., 0.020%, 09/08/15	69,335
88,040	Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.020%, 09/08/15	88,040
30,425	Indiana State Finance Authority, University Health, Series E, Rev., VRDO, LOC: Bank of America N.A., 0.020%, 09/08/15	30,425
36,425	RBC Municipal Products, Inc. Trust, Various States, Series E-23, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.020%, 09/08/15	36,425

		459,190

	Iowa — 0.7%
31,485	City of Hills, Health Facilities, Mercy Hospital Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.010%, 09/01/15	31,485
8,050	Iowa Finance Authority, Midwest Disaster Area, Chrisbro III, Inc. Project, Rev., VRDO, 0.030%, 09/08/15	8,050
56,900	Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Company Project, Rev., VRDO, 0.020%, 09/08/15	56,900
7,440	Iowa Finance Authority, Single Family Mortgage, Series C, Rev., VRDO, AMT, FNMA, 0.020%, 09/08/15	7,440

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Iowa — continued
	Iowa Higher Education Loan Authority, St. Ambrose University Project,
20,000	Rev., VRDO, LOC: Northern Trust Co., 0.010%, 09/01/15	20,000
12,400	Rev., VRDO, LOC: U.S. Bank N.A., 0.010%, 09/01/15	12,400

		136,275

	Kansas — 0.4%
30,315	Kansas State Department of Transportation, Highway, Series C-2, Rev., VRDO, 0.020%, 09/08/15	30,315
14,000	Kansas State Development Finance Authority, KU Health System, Series J, Rev., VRDO, LOC: U.S. Bank N.A., 0.010%, 09/01/15	14,000
19,720	Olathe Health Facilities, Olathe Medical Center, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.010%, 09/01/15	19,720
17,050	University of Kansas Hospital Authority, KU Health System, Rev., VRDO, LOC: U.S. Bank N.A., 0.010%, 09/01/15	17,050

		81,085

	Kentucky — 1.1%
5,055	City of Jeffersontown, Kentucky League of Cities Funding Trust Lease Program, Rev., VRDO, LOC: U.S. Bank N.A., 0.030%, 09/08/15	5,055
30,000	County of Carroll, Environmental Facilities, Kentucky Utilities Co. Project, Series A, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.020%, 09/08/15	30,000
8,000	County of Louisville & Jefferson, Metropolitan Government Norton Healthcare, Inc., Rev., VRDO, LOC: PNC Bank N.A., 0.020%, 09/08/15	8,000
21,000	Kentucky Housing Corp., Series M, Rev., VRDO, AMT, 0.030%, 09/08/15	21,000
150,000	Louisville & Jefferson County Metropolitan Sewer District, Sewer & Drainage System, Rev., BAN, 2.000%, 11/24/15	150,592

		214,647

	Louisiana — 1.4%
	East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project,
91,750	Series A, Rev., VRDO, 0.010%, 09/01/15	91,750
80,300	Series B, Rev., VRDO, 0.010%, 09/01/15	80,300

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Louisiana — continued
	East Baton Rouge Parish, PCR, Exxon Project,
46,045	Rev., VRDO, 0.010%, 09/01/15	46,045
18,130	Rev., VRDO, 0.010%, 09/01/15	18,130
14,268	Industrial Development Board of the Parish of East Baton Rouge, Louisiana, Inc., ExxonMobil Project, Gulf Opportunity Zone, Rev., VRDO, 0.010%, 09/01/15	14,268
19,760	Parish of St. John the Baptist, Series 2116, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.020%, 09/08/15 (e)	19,760
7,240	State of Louisiana, Gas & Fuels Tax, Series ROCS-RR-II-R-11899, Rev., VRDO, LIQ: Citibank N.A., 0.020%, 09/08/15	7,240

		277,493

	Maryland — 1.5%
15,200	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, MonteVerde Apartments, Series E, Rev., VRDO, 0.020%, 09/08/15	15,200
6,400	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.010%, 09/08/15	6,400
11,700	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Walker Mews Apartments, Series A, Class C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.030%, 09/08/15	11,700
	Maryland Community Development Administration, Department of Housing & Community Development, Residential,
46,690	Series D, Rev., VRDO, AMT, LOC: PNC Bank N.A., 0.030%, 09/08/15	46,690
58,800	Series J, Rev., VRDO, AMT, 0.020%, 09/08/15	58,800
50,390	Maryland Economic Development Corp., Multi-Modal, Howard Hughes Medical Institute Project, Series B, Rev., VRDO, 0.010%, 09/08/15	50,390
36,110	Maryland Health & Higher Educational Facilities Authority, Series B, 0.050%, 09/01/15	36,110
16,100	Maryland Health & Higher Educational Facilities Authority, John Hopkins University, Series A, Rev., VRDO, 0.010%, 09/08/15	16,100

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Maryland — continued
4,549	Maryland Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.040%, 09/08/15	4,549
32,635	Maryland Stadium Authority, Sports Facilities, Football Stadium Issue, Rev., VRDO, 0.010%, 09/08/15	32,635
2,000	Montgomery County Housing Opportunities Commission, Oakfield Apartments, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.030%, 09/08/15	2,000

		280,574

	Massachusetts — 1.4%
40,000	Commonwealth of Massachusetts, Central Artery/Ted Williams Tunnel Infrastructure Loan Act of 2000, Series A, GO, VRDO, 0.010%, 09/08/15	40,000
29,700	Massachusetts Health & Educational Facilities Authority, Partners Healthcare System, Series I-2, Rev., VRDO, 0.010%, 09/08/15	29,700
2,500	Massachusetts State Development Finance Agency, First Mortgage Brookhaven, Series B, Rev., VRDO, LOC: Fleet National Bank, 0.130%, 09/08/15	2,500
	Massachusetts State Health & Educational Facilities Authority, Amherst College,
24,200	Series J-1, Rev., VRDO, 0.010%, 09/08/15	24,200
8,100	Series J-2, Rev., VRDO, 0.010%, 09/01/15	8,100
6,650	Massachusetts State Health & Educational Facilities Authority, Baystate Medical Center, Series G, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/01/15	6,650
	Massachusetts State Health & Educational Facilities Authority, Capital Asset Program,
24,980	Series M-2, Rev., VRDO, LOC: Bank of America N.A., 0.030%, 09/08/15	24,980
3,400	Series M-4A, Rev., VRDO, LOC: Bank of America N.A., 0.030%, 09/08/15	3,400
33,820	Massachusetts State Health & Educational Facilities Authority, Museum of Fine Arts Issue, Series A-1, Rev., VRDO, 0.010%, 09/01/15	33,820
66,450	Massachusetts State Health & Educational Facilities Authority, Tufts University Issue, Series N-1, Rev., VRDO, 0.010%, 09/01/15	66,450
22,000	Massachusetts Water Resources Authority, Series A-3, Rev., VRDO, 0.010%, 09/08/15	22,000

		261,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — 1.1%
31,600	Kent Hospital Finance Authority, Spectrum Health System, Series B-3, Class B, Rev., VRDO, 0.010%, 09/08/15	31,600
14,197	Michigan Finance Authority, Student Loan, Series 22-A, Rev., VRDO, LOC: State Street Bank & Trust, 0.020%, 09/08/15	14,197
11,580	Puttable Floating Option Tax-Exempt Receipts, Series PT-4700, Rev., VRDO, LIQ: Bank of America N.A., 0.060%, 09/08/15	11,580
	Regent of the University of Michigan,
43,000	Series A, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.010%, 09/01/15	43,000
14,755	Series B, Rev., VRDO, LOC: Northern Trust Co., 0.010%, 09/01/15	14,755
	University of Michigan,
70,625	Series B, Rev., VRDO, 0.010%, 09/08/15	70,625
33,115	Series D-1, Rev., VRDO, 0.010%, 09/01/15	33,115

		218,872

	Minnesota — 3.4%
33,330	City of Rochester, Health Care Facilities, Mayo Clinic, Series A, Rev., VRDO, 0.020%, 09/08/15	33,330
15,000	City of Rochester, Minnesota Health Care Facilities, Mayo Foundation, Rev., 0.010%, 09/08/15	15,000
18,600	County of Hennepin, Ballpark Project, Third Lien, Series C, Rev., VRDO, 0.020%, 09/08/15	18,600
	Eclipse Funding Trust, Solar Eclipse, Various States,
38,300	Series 0045, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.010%, 09/01/15	38,300
18,175	Series 0114, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.020%, 09/08/15	18,175
9,490	Series 2006-0074, Rev., VAR, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.020%, 09/08/15	9,490
20,665	Series 2006-0096, Rev., VAR, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.020%, 09/08/15	20,665
30,345	Series 2007-0003, Rev., VAR, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.030%, 09/08/15	30,345
19,970	Series 2007-0015, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.030%, 09/08/15	19,970

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Minnesota — continued
30,515	Series 2007-0032, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.020%, 09/08/15	30,515
20,495	Series 2007-0051, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.020%, 09/08/15	20,495
19,285	Series 2007-0059, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.010%, 09/01/15	19,285
11,715	Series 2007-0062, Rev., VRDO, LIQ: U.S. Bank N.A., 0.030%, 09/08/15	11,715
17,610	Series 2007-0112, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.020%, 09/08/15	17,610
8,900	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.020%, 09/08/15	8,900
37,785	Minneapolis & St Paul Housing & Redevelopment Authority, Health Care System, Allina Health System, Series C-2, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.020%, 09/08/15	37,785
	Minnesota Housing Finance Agency, Residential Housing Finance,
5,175	Series B, Rev., VRDO, AMT, 0.020%, 09/08/15	5,175
20,000	Series C, Rev., VRDO, AMT, 0.030%, 09/08/15	20,000
11,350	Series G, Rev., VRDO, AMT, 0.020%, 09/08/15	11,350
8,145	Series J, Rev., VRDO, AMT, 0.020%, 09/08/15	8,145
13,635	Series S, Rev., VRDO, AMT, 0.050%, 09/08/15	13,635
	Minnesota Office of Higher Education, Supplemental Student Loan Program,
35,000	Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.020%, 09/08/15	35,000
17,000	Series B, Rev., VRDO, LOC: State Street Bank & Trust, 0.020%, 09/08/15	17,000
95,700	Series B, Rev., VRDO, AMT, LOC: Royal Bank of Canada, 0.030%, 09/08/15	95,700
	Rochester, Minnesota Health Care Facilities, Mayo Foundation,
62,050	Series A, Rev., VRDO, 0.020%, 09/08/15	62,050
41,400	Series C, Rev., VRDO, 0.020%, 09/08/15	41,400

		659,635

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Mississippi — 4.0%
29,255	County of Jackson, Pollution Control, Chevron USA, Inc. Project, Rev., VRDO, 0.010%, 09/01/15	29,255
30,520	County of Jackson, Port Facility, Chevron USA, Inc. Project, Rev., VRDO, 0.010%, 09/01/15	30,520
	Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project,
16,400	Series A, Rev., VRDO, 0.010%, 09/01/15	16,400
35,190	Series A, Rev., VRDO, 0.010%, 09/01/15	35,190
26,670	Series A, Rev., VRDO, 0.010%, 09/01/15	26,670
30,400	Series A, Rev., VRDO, 0.010%, 09/08/15	30,400
29,800	Series B, Rev., VRDO, 0.010%, 09/01/15	29,800
14,275	Series B, Rev., VRDO, 0.010%, 09/01/15	14,275
5,350	Series B, Rev., VRDO, 0.010%, 09/01/15	5,350
19,000	Series B, Rev., VRDO, 0.010%, 09/08/15	19,000
16,520	Series C, Rev., VRDO, 0.010%, 09/01/15	16,520
29,945	Series C, Rev., VRDO, 0.010%, 09/01/15	29,945
16,445	Series C, Rev., VRDO, 0.010%, 09/01/15	16,445
25,000	Series C, Rev., VRDO, 0.010%, 09/08/15	25,000
14,000	Series D, Rev., VRDO, 0.010%, 09/01/15	14,000
40,000	Series D, Rev., VRDO, 0.010%, 09/08/15	40,000
16,250	Series D, Rev., VRDO, 0.010%, 09/01/15	16,250
21,150	Series E, Rev., VRDO, 0.010%, 09/01/15	21,150
30,000	Series E, Rev., VRDO, 0.010%, 09/08/15	30,000
16,690	Series F, Rev., VRDO, 0.010%, 09/01/15	16,690
36,200	Series F, Rev., VRDO, 0.010%, 09/01/15	36,200
32,875	Series F, Rev., VRDO, 0.010%, 09/08/15	32,875
53,690	Series G, Rev., VRDO, 0.010%, 09/01/15	53,690
11,080	Series G, Rev., VRDO, 0.010%, 09/01/15	11,080
7,900	Series G, Rev., VRDO, 0.010%, 09/01/15	7,900
34,950	Series H, Rev., VRDO, 0.010%, 09/01/15	34,950
23,150	Series I, Rev., VRDO, 0.010%, 09/01/15	23,150
44,650	Series J, Rev., VRDO, 0.010%, 09/01/15	44,650
45,190	Series L, Rev., VRDO, 0.010%, 09/01/15	45,190
11,345	Mississippi Hospital Equipment & Facilities Authority, Rev., VRDO, 0.010%, 09/08/15	11,345

		763,890

	Missouri — 2.0%
59,075	City of Kansas, Series E, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.020%, 09/08/15	59,075
950	Kansas City IDA, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 09/08/15	950

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Missouri — continued
	Missouri Development Finance Board,
30,783	Series 05-A, 0.110%, 10/28/15	30,783
22,124	Series 06-A, 0.110%, 10/28/15	22,124
25,938	Series 08-A, 0.110%, 10/28/15	25,938
28,905	Missouri Development Finance Board, Cultural Facilities, Kauffman Center for the Performing Arts Project, Series A, Rev., VRDO, 0.010%, 09/01/15	28,905
51,200	Missouri State Health & Educational Facilities Authority, BJC Health System, Series D, Rev., VRDO, 0.010%, 09/08/15	51,200
13,800	Missouri State Health & Educational Facilities Authority, Educational Facilities, Washington University, Series C, Rev., VRDO, 0.010%, 09/01/15	13,800
	Missouri State Health & Educational Facilities Authority, Health Facilities, SSM Health Care,
20,000	Series B, Rev., VRDO, 0.270%, 03/28/16	20,000
20,000	Series C, Rev., VRDO, 0.270%, 03/28/16	20,000
46,600	Series G, Rev., VRDO, 0.010%, 09/08/15	46,600
50,000	Missouri State Health & Educational Facilities Authority, SSM Health Care, Series F, Rev., VRDO, 0.010%, 09/08/15	50,000
7,450	Missouri State Health & Educational Facilities Authority, State Louis University, Series B-2, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/01/15	7,450
	Missouri State Health & Educational Facilities Authority, Washington University,
930	Series B, Rev., VRDO, 0.010%, 09/01/15	930
4,500	Series C, Rev., VRDO, 0.010%, 09/01/15	4,500
300	Series D, Rev., VRDO, 0.010%, 09/01/15	300

		382,555

	Nebraska — 0.4%
30,610	County of Lancaster, Hospital Authority No. 1, BryanLGH Medical Center, Series B-2, Rev., VRDO, LOC: U.S. Bank N.A., 0.020%, 09/08/15	30,610
23,380	County of Lancaster, Hospital Authority, No. 1, BryanLGH Medical Center, Series B-1, Rev., VRDO, LOC: U.S. Bank N.A., 0.010%, 09/01/15	23,380
17,995	Nebraska Public Power District, Series 2007-0013, Class A, Rev., VRDO, BHAC, AGM-CR, FGIC, LIQ: Citibank N.A., 0.030%, 09/08/15	17,995

		71,985

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Nevada — 2.1%
29,875	City of Reno, Renown Regional Medical Center, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.020%, 09/08/15	29,875
28,735	County of Clark, Airport, Series A, GO, VRDO, AMT, 0.020%, 09/08/15	28,735
	County of Clark, Airport System Subordinate Lien,
54,920	Series D-1, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.010%, 09/08/15	54,920
88,600	Series D-2A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/08/15	88,600
150,000	Las Vegas Valley Water District, Series 04-B, 0.040%, 09/01/15	150,000
	Nevada Housing Division, Multi-Unit Housing,
8,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	8,750
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.170%, 09/08/15	10,900
2,885	Series M, Rev., VAR, LOC: U.S. Bank N.A., 0.040%, 09/08/15	2,885
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	3,430
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	12,710

		408,655

	New Hampshire — 0.2%
10,995	New Hampshire Business Finance Authority, Mark H. Wentworth Home Issue, Rev., VRDO, LOC: TD Banknorth N.A., 0.030%, 09/08/15	10,995
14,965	New Hampshire Health & Educational Facilities Authority, University System, Series B, Rev., VRDO, 0.010%, 09/01/15	14,965
12,000	New Hampshire Housing Finance Authority, Multi-Family Housing, Series 2034, Rev., VRDO, LIQ: Wells Fargo & Co., 0.070%, 09/08/15	12,000

		37,960

	New Jersey — 0.7%
35,100	New Jersey Housing & Mortgage Finance Agency, Multi-Family Housing, Series 5, Rev., VRDO, AMT, LOC: Citibank N.A., 0.020%, 09/08/15	35,100

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New Jersey — continued
	New Jersey Housing & Mortgage Finance Agency, Single Family Housing,
14,510	Series I, Rev., VRDO, AMT, 0.010%, 09/08/15	14,510
17,200	Series R, Rev., VRDO, 0.020%, 09/08/15	17,200
58,925	Series Y, Rev., VRDO, AMT, 0.010%, 09/08/15	58,925

		125,735

	New Mexico — 0.2%
21,485	New Mexico Finance Authority, State Transportation, Senior Lien, Rev., 2.000%, 06/15/16	21,784
23,065	New Mexico Hospital Equipment Loan Council, Hospital System, Presbyterian Healthcare Services, Series C, Rev., VRDO, 0.020%, 09/08/15	23,065

		44,849

	New York — 21.2%
15,720	BB&T Municipal Trust, Various States, Series 2025, Rev., VRDO, LIQ: Branch Banking & Trust, LOC: Branch Banking & Trust, 0.020%, 09/08/15	15,720
	City of New York, Fiscal Year 1994,
10,000	Series 1994 H, GO, VRDO, 0.010%, 09/01/15	10,000
1,500	Sub Series H-3, GO, VRDO, AGM, 0.010%, 09/01/15	1,500
	City of New York, Fiscal Year 2004,
17,850	Series A, Subseries A-3, GO, VRDO, LOC: Morgan Stanley Bank, 0.010%, 09/08/15	17,850
11,000	Series A, Subseries A-4, GO, VRDO, LOC: Bank of Montreal, 0.010%, 09/08/15	11,000
100	Subseries H-1, Class H, GO, VRDO, LOC: Bank of New York Mellon, 0.010%, 09/01/15	100
1,325	Subseries H-4, Class H, GO, VRDO, LOC: Bank of New York Mellon, 0.010%, 09/01/15	1,325
	City of New York, Fiscal Year 2006,
22,770	Series E, Subseries E-3, GO, VRDO, LOC: Bank of America N.A., 0.010%, 09/08/15	22,770
21,700	Series F, Subseries F-3, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.010%, 09/08/15	21,700
30,000	Series F, Subseries F-4B, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.010%, 09/08/15	30,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
34,450	Series I, Subseries I-3, GO, VRDO, LOC: Bank of America N.A., 0.010%, 09/01/15	34,450
	City of New York, Fiscal Year 2008,
67,855	Series J, Subseries J-5, GO, VRDO, 0.010%, 09/01/15	67,855
62,040	Series J, Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.010%, 09/01/15	62,040
71,500	Series L, Subseries L-3, GO, VRDO, 0.010%, 09/01/15	71,500
14,735	Subseries L-4, GO, VRDO, LOC: U.S. Bank N.A., 0.010%, 09/01/15	14,735
81,400	Subseries L-5, GO, VRDO, 0.010%, 09/01/15	81,400
	City of New York, Fiscal Year 2012,
18,225	GO, 5.000%, 08/01/16	19,020
21,870	Series A, Subseries A-3, GO, VRDO, LIQ: Landesbank Hessen-Thuringen, 0.010%, 09/01/15	21,870
36,520	Series A, Subseries A-5, GO, VRDO, LOC: Royal Bank of Canada, 0.010%, 09/01/15	36,520
52,600	Series G, Subseries G-3, GO, VRDO, LOC: Citibank N.A., 0.010%, 09/08/15	52,600
49,800	Series G, Subseries G-4, GO, VRDO, LOC: Citibank N.A., 0.010%, 09/08/15	49,800
8,910	Series G, Subseries G-6, GO, VRDO, LOC: Mizuho Bank Ltd., 0.010%, 09/01/15	8,910
	City of New York, Fiscal Year 2013,
39,330	Series A, Subseries A-3, GO, VRDO, LOC: Mizuho Bank Ltd., 0.010%, 09/01/15	39,330
12,750	Series A, Subseries A-4, GO, VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.010%, 09/08/15	12,750
23,400	City of New York, Fiscal Year 2014, Subseries D-4, GO, VRDO, 0.010%, 09/01/15	23,400
31,635	City of Rochester, GO, BAN, 1.500%, 08/05/16	31,988
51,130	EAGLE Tax-Exempt Trust, Series 0055F, Class A, Rev., VRDO, FHLMC COLL, LIQ: FHLB, 0.050%, 09/08/15	51,130
	Eclipse Funding Trust, Solar Eclipse, Various States,
13,380	Series 2006-0120, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.030%, 09/08/15	13,380
10,415	Series 2006-0136, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.030%, 09/08/15	10,415

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New York — continued
20,455	Series 2006-0159, Rev., VAR, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.020%, 09/08/15	20,455
	Metropolitan Transportation Authority,
12,000	Rev., 0.010%, 09/01/15	12,000
138,500	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.020%, 09/08/15	138,500
10,500	Metropolitan Transportation Authority, Dedicated Tax Fund, Series A, Subseries A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.010%, 09/01/15	10,500
	Metropolitan Transportation Authority, EAGLE,
19,800	Series 2005-3019, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.030%, 09/08/15	19,800
19,050	Series 2006-0103, Class A, Rev., VRDO, BHAC, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.030%, 09/08/15	19,050
20,000	Metropolitan Transportation Authority, Transportation, Series 2012E, Subseries 2005E-3, Rev., VRDO, LOC: PNC Bank N.A., 0.010%, 09/01/15	20,000
19,350	Nassau County Interim Finance Authority, A Public Benefit Corp., of the State of New York, Sales Tax Secured, Series B, Rev., VRDO, 0.010%, 09/08/15	19,350
15,570	Nassau Health Care Corp., Subseries B-2, Rev., VRDO, LOC: TD Bank N.A., 0.010%, 09/08/15	15,570
117,210	Nassau Interim Finance Authority, Sales Tax Secured, Series A, Rev., VRDO, 0.010%, 09/08/15	117,210
30,250	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2014, Series AA, Subseries AA-3, Rev., VRDO, 0.010%, 09/01/15	30,250
8,750	New York City Health & Hospital Corp., Health System, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.010%, 09/08/15	8,750
20,000	New York City Housing Development Corp., Multi-Family Housing, First Ave. Development, Rev., 0.020%, 09/08/15	20,000
4,760	New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/15	4,760
25,000	New York City Housing Development Corp., Multi-Family Mortgage, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.010%, 09/08/15	25,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
2,800	New York City Housing Development Corp., Multi-Family Mortgage, 245 East 124th Street, Series A, Rev., VRDO, LIQ: FHLMC, 0.010%, 09/08/15	2,800
7,255	New York City Housing Development Corp., Multi-Family Mortgage, 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.020%, 09/08/15	7,255
59,710	New York City Housing Development Corp., Multi-Family Mortgage, 50th Avenue Development, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/08/15	59,710
13,600	New York City Housing Development Corp., Multi-Family Mortgage, Highbridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.030%, 09/08/15	13,600
8,230	New York City Housing Development Corp., Multi-Family Mortgage, The Plaza, Series A, Rev., VRDO, LOC: Citibank N.A., 0.040%, 09/08/15	8,230
44,900	New York City Housing Development Corp., Multi-Family Rental Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.010%, 09/08/15	44,900
27,300	New York City Housing Development Corp., Multi-Family Rental Housing, Atlantic Court Apartments, Series A, Rev., VRDO, LIQ: FHLMC, 0.020%, 09/08/15	27,300
27,800	New York City Housing Development Corp., Multi-Family Rental Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.010%, 09/08/15	27,800
2,930	New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development, Series A, Rev., VRDO, LIQ: FNMA, 0.010%, 09/08/15	2,930
34,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series B, Subseries B-3, Rev., VRDO, 0.010%, 09/01/15	34,000
65,000	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2001, Series F, Subseries F-1, Rev., VRDO, 0.010%, 09/01/15	65,000
	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2012,
42,200	Series A, Subseries A-2, Rev., VRDO, 0.010%, 09/01/15	42,200

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New York — continued
32,310	Series B, Subseries B-1, Rev., VRDO, 0.010%, 09/01/15	32,310
22,200	Series B, Subseries B-2, Rev., VRDO, 0.010%, 09/01/15	22,200
21,150	Series B, Subseries B-3, Rev., VRDO, 0.010%, 09/01/15	21,150
25,850	Series B, Subseries B-4, Rev., VRDO, 0.010%, 09/01/15	25,850
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2006,
25,975	Series AA, Subseries AA-1, Rev., VRDO, 0.010%, 09/01/15	25,975
30,135	Subseries AA-1A, Class A, Rev., VRDO, 0.010%, 09/01/15	30,135
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2007,
14,700	Series CC, Subseries CC-1, Rev., VRDO, 0.010%, 09/01/15	14,700
27,185	Series CC, Subseries CC-2, Rev., VRDO, 0.010%, 09/01/15	27,185
51,810	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2008, Series BB, Subseries BB-2, Rev., VRDO, 0.010%, 09/01/15	51,810
63,610	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2009, Series BB, Subseries BB-1, Rev., VRDO, 0.010%, 09/01/15	63,610
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2011,
58,955	Series DD, Subseries DD-1, Rev., VRDO, 0.010%, 09/01/15	58,955
34,770	Series DD, Subseries DD-3A, Rev., VRDO, 0.010%, 09/01/15	34,770
44,150	Series FF, Subseries FF-1, Rev., VRDO, 0.010%, 09/01/15	44,150
1,850	Subseries DD-3B, Rev., VRDO, 0.010%, 09/01/15	1,850
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015,
40,365	Series BB, Subseries BB-1, Rev., VRDO, 0.010%, 09/01/15	40,365
63,520	Series BB, Subseries BB-2, Rev., VRDO, 0.010%, 09/01/15	63,520

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
18,420	Series BB-4, Rev., VRDO, 0.010%, 09/01/15	18,420
	New York City Transitional Finance Authority, EAGLE,
48,260	Series 2007-0004, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.030%, 09/08/15	48,260
36,060	Series 2007-0014, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.030%, 09/08/15	36,060
80,000	New York City Transitional Finance Authority, Future Tax Secured Tax-Exempt Subordinate, Fiscal Year 2015, Subseries E-4, Rev., VRDO, 0.010%, 09/01/15	80,000
51,900	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 1999, Series A, Subseries A-1, Rev., VRDO, 0.020%, 09/08/15	51,900
39,100	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2001, Series C, Rev., VRDO, 0.010%, 09/01/15	39,100
36,200	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2002, Subseries C-5, Rev., VRDO, 0.010%, 09/01/15	36,200
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003,
29,050	Series C, Subseries C-4, Rev., VRDO, 0.010%, 09/01/15	29,050
9,175	Subseries A-4, Rev., VRDO, 0.010%, 09/01/15	9,175
	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013,
19,800	Series A, Subseries A-5, Rev., VRDO, 0.010%, 09/01/15	19,800
52,500	Series A, Subseries A-6, Rev., VRDO, 0.010%, 09/01/15	52,500
60,100	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014, Subseries D-4, Rev., VRDO, 0.010%, 09/01/15	60,100
93,070	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015, Subseries A-4, Rev., VRDO, 0.010%, 09/01/15	93,070
	New York City Transitional Finance Authority, New York City Recovery,
2,360	Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 0.010%, 09/08/15	2,360

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New York — continued
14,865	Series 2, Subseries 2F, Rev., VRDO, LIQ: Bayerische Landesbank, 0.020%, 09/01/15	14,865
1,350	Series 3, Subseries 3-H, Rev., VRDO, 0.010%, 09/01/15	1,350
26,450	New York City, Fiscal Year 2012, Series G, Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.010%, 09/01/15	26,450
3,160	New York Liberty Development Corp., Series ROCS-RR-II-R-11868, Rev., VRDO, LIQ: Citibank N.A., 0.050%, 09/08/15 (e)	3,160
7,400	New York State Dormitory Authority, Series ROCS-RR II R-14018, Rev., VAR, LIQ: Citibank N.A., 0.030%, 09/08/15 (e)	7,400
	New York State Dormitory Authority, City University System, CONS Fifth General Resolution,
49,900	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.020%, 09/08/15	49,900
45,600	Series D, Rev., VRDO, LOC: TD Bank N.A., 0.010%, 09/08/15	45,600
6,920	New York State Dormitory Authority, Cornell University, Series B, Rev., VRDO, 0.010%, 09/08/15	6,920
69,525	New York State Dormitory Authority, Court Facilities Lease, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.020%, 09/08/15	69,525
500	New York State Dormitory Authority, EAGLE, Series 2006-0138, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.030%, 09/08/15	500
62,490	New York State Dormitory Authority, Royal, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.010%, 09/08/15	62,490
25,190	New York State Dormitory Authority, St. John’s University, Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.010%, 09/08/15	25,190
22,600	New York State Energy Research & Development Authority, Subseries A-4, Rev., VRDO, LOC: Scotiabank, 0.010%, 09/08/15	22,600
	New York State Energy Research & Development Authority, Consolidated Edison Co., Inc. Project,
19,920	Series A, Subseries A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.010%, 09/08/15	19,920
10,000	Series C, Subseries C-2, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.010%, 09/08/15	10,000
1,800	New York State Housing Finance Agency, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.010%, 09/08/15	1,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
2,755	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	2,755
34,100	New York State Housing Finance Agency, 10 Liberty, Series A, Rev., VRDO, FHLMC, 0.010%, 09/08/15	34,100
8,000	New York State Housing Finance Agency, 101 West End Avenue, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	8,000
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	4,100
46,900	New York State Housing Finance Agency, 160 Madison Avenue Housing, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.010%, 09/01/15	46,900
51,100	New York State Housing Finance Agency, 188 Ludlow Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.030%, 09/08/15	51,100
10,000	New York State Housing Finance Agency, 205 East 92nd Street, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/08/15	10,000
4,200	New York State Housing Finance Agency, 240 East 39th Street, Series A, Rev., VRDO, LOC: FNMA, 0.020%, 09/08/15	4,200
42,700	New York State Housing Finance Agency, 250 West 93rd Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.030%, 09/08/15	42,700
7,200	New York State Housing Finance Agency, 345 East 94th Street, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.020%, 09/08/15	7,200
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.010%, 09/08/15	3,200
5,500	New York State Housing Finance Agency, 625 West 57th Street, Rev., 0.010%, 09/08/15	5,500
50,000	New York State Housing Finance Agency, 88 Leonard Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.020%, 09/08/15	50,000
9,550	New York State Housing Finance Agency, Chelsea Arms, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.010%, 09/08/15	9,550
3,900	New York State Housing Finance Agency, Clinton Park Phase II, Series A-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.020%, 09/08/15	3,900

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New York — continued
7,400	New York State Housing Finance Agency, East 84th Street, Series A, Class E, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	7,400
18,250	New York State Housing Finance Agency, Helena, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	18,250
28,550	New York State Housing Finance Agency, Historic Front Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.020%, 09/08/15	28,550
7,050	New York State Housing Finance Agency, North End, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.010%, 09/08/15	7,050
27,000	New York State Housing Finance Agency, Related 205 East 92nd Street Housing, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/08/15	27,000
13,850	New York State Housing Finance Agency, Riverside Center 2 Housing, Series A-3, Rev., VRDO, LOC: Bank of America N.A., 0.010%, 09/08/15	13,850
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.030%, 09/08/15	6,680
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, LIQ: FHLMC, 0.010%, 09/08/15	11,300
50,065	New York State Housing Finance Agency, Tribeca Green, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.020%, 09/08/15	50,065
4,850	New York State Housing Finance Agency, Union Square South, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	4,850
10,000	New York State Housing Finance Agency, Victory, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.010%, 09/08/15	10,000
2,100	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.010%, 09/08/15	2,100
23,850	New York State Housing Finance Agency, West 30th Street, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/08/15	23,850
51,400	New York State Housing Finance Agency, West 30th Street Housing, Series A-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/08/15	51,400
7,700	New York State Housing Finance Agency, West 33rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	7,700

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
2,500	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	2,500
100	New York State Housing Finance Agency, Weyant Green Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.010%, 09/08/15	100
3,400	New York State Housing Finance Agency, Worth Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.010%, 09/08/15	3,400
40,780	Onondaga County Trust Cultural Resources, Syracuse University Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/08/15	40,780
	Puttable Floating Option Tax-Exempt Receipts,
12,665	Series PT-4648, Rev., VRDO, LIQ: Bank of America N.A., 0.020%, 09/08/15 (e)	12,665
13,635	Series PT-4681, Rev., VRDO, LIQ: Bank of America N.A., 0.020%, 09/08/15	13,635
17,705	Series PT-4702, Rev., VRDO, LIQ: Bank of America N.A., 0.190%, 09/08/15	17,705
11,250	Series PT-4704, Rev., VRDO, LIQ: Bank of America N.A., 0.090%, 09/08/15 (e)	11,250
1,910	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VAR, LIQ: FHLMC, 0.630%, 09/08/15	1,910
24,990	RBC Municipal Products, Inc. Trust, Floater Certificates, Series E-19, Rev., VRDO, LOC: Royal Bank of Canada, 0.020%, 09/08/15 (e)	24,990
78,000	Sachem Central School District, Suffolk County, GO, TAN, 2.000%, 06/28/16	79,061
	Triborough Bridge & Tunnel Authority,
42,035	Series A, Rev., VRDO, LOC: TD Bank N.A., 0.010%, 09/08/15	42,035
37,200	Series F, Rev., VRDO, 0.020%, 09/01/15	37,200
6,930	Subseries B-2, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/01/15	6,930
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
15,000	Series B, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.010%, 09/08/15	15,000
16,055	Subseries B-3, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/01/15	16,055
22,295	Watkins Glen Central School District, Chemung and Schuyler Counties, GO, BAN, 2.000%, 08/03/16	22,612

		4,055,256

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	North Carolina — 4.1%
26,235	Buncombe County Metropolitan Sewerage District, Series A, Rev., VRDO, 0.020%, 09/08/15	26,235
	Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System,
800	Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.010%, 09/01/15	800
8,505	Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.010%, 09/01/15	8,505
3,760	Series H, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/01/15	3,760
87,680	City of Charlotte, 2003 Governmental Facilities Projects, Series G, COP, VRDO, LIQ: Wells Fargo Bank N.A., 0.010%, 09/08/15	87,680
	City of Charlotte, Charlotte Douglas International Airport,
7,080	Rev., VRDO, LOC: Bank of America N.A., 0.010%, 09/08/15	7,080
13,570	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.020%, 09/08/15	13,570
6,820	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 0.030%, 09/08/15	6,820
19,580	City of Greensboro, Combined Enterprise System, Series A, Rev., VRDO, 0.040%, 09/08/15	19,580
16,715	City of Raleigh, Combined Enterprise System, Series B, Rev., VRDO, 0.020%, 09/08/15	16,715
26,900	City of Raleigh, Downtown Improvement Projects, Series A, COP, VRDO, 0.020%, 09/08/15	26,900
56,255	City of Raleigh, Enterprise System, Series A, Rev., VRDO, 0.020%, 09/08/15	56,255
33,580	County of Guilford, Series B, GO, VRDO, 0.020%, 09/08/15	33,580
35,875	County of Mecklenburg, Series D, GO, VRDO, 0.200%, 03/28/16	35,875
	County of Wake,
50,000	Series A, GO, VRDO, 0.010%, 09/08/15	50,000
44,000	Series B, GO, VRDO, 0.010%, 09/08/15	44,000
6,100	Series B, GO, VRDO, 0.020%, 09/08/15	6,100
15,330	Durham County Industrial Facilities & Pollution Control Financing Authority, Research Triangle Institute, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/08/15	15,330
10,635	North Carolina Capital Facilities Finance Agency, Charlotte Country Day School, Rev., VRDO, LOC: U.S. Bank N.A., 0.020%, 09/08/15	10,635

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	North Carolina — continued
16,400	North Carolina Capital Facilities Finance Agency, NCCU Real Estate, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.020%, 09/08/15	16,400
22,975	North Carolina Medical Care Commission, Rev., VRDO, 0.010%, 09/08/15	22,975
25,000	North Carolina Medical Care Commission, Moses Cone Health System, Series A, Rev., VRDO, 0.020%, 09/08/15	25,000
	North Carolina State University at Raleigh, Board of Governors,
66,335	Series A, Rev., VRDO, 0.010%, 09/08/15	66,335
34,435	Series B, Rev., VRDO, 0.020%, 09/08/15	34,435
17,130	Piedmont Triad Airport Authority, Series A, Rev., VRDO, LOC: Branch Banking & Trust, 0.020%, 09/08/15	17,130
	University of North Carolina, University Hospital at Chapel Hill,
29,085	Series A, Rev., VRDO, 0.010%, 09/01/15	29,085
8,405	Series A, Rev., VRDO, 0.010%, 09/08/15	8,405
39,085	Series B, Rev., VRDO, 0.010%, 09/01/15	39,085
21,715	Series B, Rev., VRDO, 0.020%, 09/08/15	21,715
30,000	Wake County, Public Improvement, Series B, GO, VRDO, 0.020%, 09/08/15	30,000

		779,985

	Ohio — 0.7%
29,685	County of Allen, Hospital Facilities, Catholic Healthcare Partners, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.010%, 09/01/15	29,685
300	County of Franklin, Hospital, Holy Cross Health System, Rev., VRDO, 0.010%, 09/08/15	300
9,500	Ohio Air Quality Development Authority, Air Quality, AEP Generation Resources Inc. Project, Series A, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.020%, 09/08/15	9,500
500	Ohio State University, Rev., VRDO, 0.020%, 09/08/15	500
25,000	Ohio State University, General Receipts, Rev., VRDO, 0.010%, 09/08/15	25,000
6,000	State of Ohio, Higher Educational Facility Commission, Cleveland Clinic Health System, Series B-1, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.010%, 09/01/15	6,000
32,735	State of Ohio, Hospital, Cleveland Clinic Health System Obligated Group, Series 2013-B3, Rev., VRDO, LIQ: U.S. Bank N.A., 0.010%, 09/01/15	32,735

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Ohio — continued
	State of Ohio, Infrastructure Improvement,
14,440	Series A, GO, VRDO, 0.020%, 09/08/15	14,440
25,995	Series B, GO, VRDO, 0.020%, 09/08/15	25,995

		144,155

	Oklahoma — 0.1%
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	10,490

	Oregon — 0.3%
15,450	Clackamas County Hospital Facility Authority, Legacy Health System, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.010%, 09/08/15	15,450
28,520	Oregon Health and Sciences University, Rev., 0.010%, 09/01/15	28,520
2,100	Port of Portland, Horizon Air Insurance, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.030%, 09/01/15	2,100
200	State of Oregon, Health, Housing, Educational & Cultural Facilities Authority, Peacehealth, Rev., VRDO, 0.010%, 09/08/15	200
11,545	Umatilla Indian Reservation, Confederated Tribes, Tribal Infrastructure, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.020%, 09/08/15	11,545

		57,815

	Pennsylvania — 2.4%
	Bucks County IDA, Grand View Hospital,
11,275	Series A, Rev., VRDO, LOC: TD Bank N.A., 0.010%, 09/08/15	11,275
7,100	Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.020%, 09/08/15	7,100
20,180	Butler County General Authority, Series SGC-58, Class A, Rev., VRDO, LIQ: Societe Generale, 0.020%, 09/08/15	20,180
23,700	City of Philadelphia, Gas Works, Series D, Rev., VRDO, LOC: Royal Bank of Canada, 0.010%, 09/08/15	23,700
	County of Montour, Geisinger Authority Health System,
700	Series A, Rev., VRDO, 0.010%, 09/01/15	700
38,000	Series B, Rev., VRDO, 0.010%, 09/01/15	38,000
10,880	County of Montour, Geisinger Health System, Series A, Rev., VRDO, 0.010%, 09/01/15	10,880
31,440	Delaware River Port Authority, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.010%, 09/08/15	31,440

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pennsylvania — continued
17,155	Delaware Valley Regional Finance Authority, Local Government, Series A, Rev., VRDO, LIQ: Societe Generale, 0.020%, 09/08/15	17,155
28,110	Fayette County Hospital Authority, Regional Health System, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.020%, 09/08/15	28,110
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project,
4,810	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	4,810
2,405	Series A-T2, Class A, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	2,405
17,080	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.020%, 09/08/15	17,080
44,500	Pennsylvania Economic Development Financing Authority, PSEG Power LLC Project, Rev., VRDO, LOC: TD Bank N.A., 0.010%, 09/08/15	44,500
13,250	Pennsylvania Housing Finance Agency, Building Development, Rev., VRDO, 0.020%, 09/08/15	13,250
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
30,980	Series 2005-89, Rev., VRDO, AMT, 0.030%, 09/08/15	30,980
29,770	Series 79B, Rev., VRDO, AMT, 0.020%, 09/08/15	29,770
22,645	Series 85C, Rev., VRDO, AMT, 0.040%, 09/08/15	22,645
8,150	Series 99C, Rev., VRDO, AMT, 0.030%, 09/08/15	8,150
20,000	Pittsburgh Water & Sewer Authority, Series B-2, Rev., VRDO, LOC: Royal Bank of Canada, 0.010%, 09/08/15	20,000
20,000	RBC Municipal Products, Inc. Trust, Floater Certificates, Series E-36, Rev., VRDO, LOC: Royal Bank of Canada, 0.020%, 09/08/15 (e)	20,000
31,145	St. Mary Hospital Authority, Catholic Health Initiatives, Series C, Rev., VRDO, 0.110%, 09/08/15	31,145
30,000	University of Pittsburgh of the Commonwealth System of Higher Education, PANTHERS, Rev., 2.000%, 08/02/16	30,466

		463,741

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Rhode Island — 0.3%
13,765	Narragansett Bay Commission, Wastewater System, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.020%, 09/08/15	13,765
1,720	Rhode Island Health & Educational Building Corp., Educational Institution, International Institute of Rhode Island, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 09/08/15	1,720
6,650	Rhode Island Health & Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue, Series B, Class R, Rev., VRDO, LOC: TD Bank N.A., 0.010%, 09/08/15	6,650
7,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield Project, Rev., VRDO, AMT, LIQ: FHLMC, 0.030%, 09/08/15	7,000
24,600	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights Project, Rev., VRDO, AMT, LIQ: FHLMC, 0.030%, 09/08/15	24,600
750	Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project, Rev., VRDO, 0.010%, 09/01/15	750

		54,485

	South Carolina — 0.3%
10,000	City of Columbia, Waterworks & Sewer System, Rev., VRDO, LOC: U.S. Bank N.A., 0.020%, 09/01/15	10,000
6,445	City of North Charleston, Public Facilities Convention, COP, VRDO, LOC: Bank of America N.A., 0.020%, 09/08/15	6,445
300	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/08/15	300
34,585	South Carolina Jobs-Economic Development Authority, Anmed Health Project, Rev. VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/08/15	34,585

		51,330

	Tennessee — 0.7%
37,560	Chattanooga Health, Educational & Housing Facility Board, Catholic Health Initiatives, Series C, Rev., VRDO, 0.110%, 09/08/15	37,560
50,000	County of Shelby, Public Improvement & School, Series B, GO, VRDO, 0.020%, 09/08/15	50,000
14,675	Memphis City Health, Educational & Housing Facility Board, Multi-Family Housing, Watergrove Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.020%, 09/08/15	14,675

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Tennessee — continued
22,110	Metropolitan Government of Nashville & Davidson County, Series A-1, 0.040%, 09/01/15	22,110
3,450	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.020%, 09/08/15	3,450

		127,795

	Texas — 4.5%
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, LIQ: FNMA, 0.030%, 09/08/15	9,100
49,700	City of Austin, Airport System, Subseries 2005-4, Rev., VRDO, AMT, AGM, LOC: Sumitomo Mitsui Banking, 0.030%, 09/08/15	49,700
50,000	City of Houston, Rev., TRAN, 2.250%, 06/30/16	50,802
21,000	City of Houston, Combined Utility System, First Lien, Series B-2, Class B, Rev., VRDO, LOC: Bank of New York Mellon, 0.010%, 09/08/15	21,000
73,990	City of San Antonio, Texas Water System, Series B, 0.020%, 10/01/15	73,990
51,080	Counties of Travis & Williamson, City of Austin, Water & Wastewater System, Rev., VRDO, LOC: Citibank N.A., 0.020%, 09/08/15	51,080
24,225	County of Harris, Series SGC-31, Class A, Rev., VRDO, LIQ: Societe Generale, 0.020%, 09/08/15	24,225
600	County of Jefferson, Port of Port Arthur Navigation District, Fina Oil & Chemical Co. Project, Rev., VRDO, 0.050%, 09/08/15	600
28,000	County of Jefferson, Port of Port Arthur Navigation District, PCR, Texaco, Inc. Project, Rev., VRDO, 0.010%, 09/01/15	28,000
46,935	Crawford Education Facilities Corp., Education, Houston Baptist University Project, Rev., VRDO, LOC: Bank of America N.A., 0.030%, 09/08/15	46,935
	Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project,
2,350	Rev., VRDO, 0.010%, 09/01/15	2,350
1,300	Rev., VRDO, 0.010%, 09/01/15	1,300
1,800	Series A, Rev., VRDO, 0.010%, 09/01/15	1,800
18,550	Gulf Coast Waste Disposal Authority, PCR, Exxon Project, Rev., VRDO, 0.010%, 09/01/15	18,550

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Texas — continued
13,200	Harris County Industrial Development Corp., PCR, Rev., VRDO, 0.010%, 09/01/15	13,200
5,000	Lower Neches Valley Authority Industrial Development Corp., Exempt Facilities, Mobil Oil Corp. Project, Rev., VRDO, 0.010%, 09/01/15	5,000
	Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project,
500	Rev., VRDO, 0.010%, 09/01/15	500
71,535	Rev., VRDO, 0.010%, 09/01/15	71,535
2,435	Subseries B-3, Rev., VRDO, 0.010%, 09/01/15	2,435
40,665	Series A, Rev., VRDO, 0.010%, 09/01/15	40,665
4,950	Series A-2, Rev., VRDO, 0.010%, 09/01/15	4,950
230	Subseries A-3, Rev., VRDO, 0.010%, 09/01/15	230
20,000	Midlothian Industrial Development Corp., Environmental Facilities, Holcim Project, Rev., VRDO, LOC: UBS AG, 0.010%, 09/08/15	20,000
6,750	North Texas Tollway Authority, Rev., VAR, LIQ: Citibank N.A., 0.050%, 09/08/15 (e)	6,750
8,400	Southeast Texas Housing Finance Corp., Wyndham Park Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/15	8,400
34,100	State of Texas, Veteran, Series B, GO, VRDO, 0.020%, 09/08/15	34,100
19,750	State of Texas, Veterans, Series A, GO, VRDO, 0.010%, 09/08/15	19,750
	State of Texas, Veterans Housing Assistance Program,
24,995	Series C-2, GO, VRDO, 0.030%, 09/08/15	24,995
13,355	Series II-B, GO, VRDO, 0.030%, 09/08/15	13,355
5,680	SunAmerica Taxable Trust, Series 2002-1, Class A, Rev., VRDO, LOC: FHLMC, 0.080%, 09/08/15	5,680
14,615	Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas Project, Rev., 0.010%, 09/01/15	14,615
	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System,
55,250	Series A, Rev., VRDO, 0.020%, 09/08/15	55,250
18,500	Series B, Rev., VRDO, 0.020%, 09/08/15	18,500
6,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Hill Development, Rev., VRDO, FNMA, LIQ: FNMA, 0.030%, 09/08/15	6,700

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — continued
9,335	Tender Option Bond Trust Receipts, 0.070%, 09/08/15	9,335
8,750	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading Road Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.040%, 09/08/15	8,750
840	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments Project, Rev., VRDO, LIQ: FHLMC, 0.050%, 09/08/15	840
	University of Texas System, Board of Regents, Financing System,
25,000	0.030%, 09/21/15	25,000
20,000	0.040%, 11/04/15	20,000
34,450	Series B, Rev., VRDO, 0.010%, 09/08/15	34,450
11,965	University of Texas System, Board of Regents, Permanent University Fund, Series A, Rev., VRDO, LIQ: University of Texas Permanent University Fund, 0.010%, 09/08/15	11,965
9,495	Wells Fargo Stage Trust, Various States, Series P04-E, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.030%, 09/08/15 (e)	9,495

		865,877

	Utah — 0.3%
23,700	Central Utah Water Conservancy District, Series A, GO, VRDO, 0.050%, 09/08/15	23,700
23,700	Utah County, Utah Hospital, IHC Health Services, Inc., Rev. VRDO, 0.010%, 09/08/15	23,700
	Utah Housing Finance Agency, Single Family Mortgage,
5,135	Series D-1, Rev., VRDO, AMT, 0.030%, 09/08/15	5,135
5,300	Series E-1, Class I, Rev., VRDO, AMT, 0.030%, 09/08/15	5,300
5,495	Series F-2, Class I, Rev., VRDO, 0.050%, 09/08/15	5,495

		63,330

	Vermont — 0.3%
15,475	University of Vermont & State Agricultural College, EAGLE, Series 2006-0086, Class A, GO, VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.030%, 09/08/15	15,475
37,600	Vermont Educational & Health Buildings Financing Agency, Norwich University Project, Rev., VRDO, LOC: TD Bank N.A., 0.010%, 09/08/15	37,600

		53,075

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Virginia — 2.0%
745	Alexandria City IDA, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.030%, 09/08/15	745
22,930	Fairfax County EDA, Smithsonian Institution Issue, Series A, Rev., VRDO, 0.010%, 09/08/15	22,930
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
84,259	Series M017, Class A, Rev., VRDO, LIQ: FHLMC, 0.050%, 09/08/15	84,259
17,719	Series M019, Class A, Rev., VRDO, LIQ: FHLMC, 0.050%, 09/08/15	17,719
23,021	Series M020, Class A, Rev., VRDO, LIQ: FHLMC, 0.060%, 09/08/15	23,021
18,455	Series M023, Class A, Rev., VRDO, LIQ: FHLMC, 0.040%, 09/08/15	18,455
15,170	Series M024, Class A, Rev., VRDO, LIQ: FHLMC, 0.050%, 09/08/15	15,170
21,680	Series M025, Class A, Rev., VRDO, LIQ: FHLMC, 0.060%, 09/08/15	21,680
11,730	Series M026, Class A, Rev., VRDO, LIQ: FHLMC, 0.060%, 09/08/15	11,730
	Loudoun County IDA, Howard Hughes Medical,
65,000	Series B, Rev., VRDO, 0.010%, 09/08/15	65,000
36,900	Series C, Rev., VRDO, 0.010%, 09/08/15	36,900
16,000	Series D, Rev., VRDO, 0.010%, 09/08/15	16,000
17,945	Montgomery County IDA, Virginia Tech Foundation, Series A, Rev., VRDO, 0.020%, 09/08/15	17,945
3,165	Virginia College Building Authority, 21st Century College & Equipment Programs, Series C, Rev., VRDO, 0.010%, 09/01/15	3,165
35,265	Virginia College Building Authority, University of Richmond Project, Rev., VRDO, 0.010%, 09/01/15	35,265

		389,984

	Washington — 0.9%
17,000	Chelan County Public Utility District No.1, Series B, Rev., VRDO, 0.020%, 09/08/15	17,000
27,800	County of King, Sewer, Series B, Rev., VRDO, LOC: Helaba, 0.020%, 09/08/15	27,800
32,420	King County Housing Authority, Series A, Rev., VRDO, LIQ: FHLMC, 0.020%, 09/08/15	32,420
390	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.030%, 09/08/15	390

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Washington — continued
10,000	University of Washington, Series 3005, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.010%, 09/01/15 (e)	10,000
2,935	Washington State Housing Finance Commission, Franke Tobey Jones Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.020%, 09/08/15	2,935
215	Washington State Housing Finance Commission, Local 82 — JATC Educational Development Trust Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.040%, 09/01/15	215
14,660	Washington State Housing Finance Commission, Multi-Family Housing, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.070%, 09/08/15	14,660
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Living Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.040%, 09/08/15	2,545
13,600	Washington State Housing Finance Commission, Multi-Family Housing, Mallard Lakes Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/15	13,600
24,600	Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens, Kirkland, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.040%, 09/08/15	24,600
6,720	Washington State Housing Finance Commission, Single Family Program, Series VR-1A, Rev., VRDO, AMT, 0.020%, 09/08/15	6,720
11,545	Washington State Housing Finance Commission, YMCA Snohomish County Project, Rev., VRDO, LOC: Bank of America N.A., 0.020%, 09/01/15	11,545

		164,430

	West Virginia — 0.2%
44,000	West Virginia EDA, Solid Waste Disposal Facilities, Kentucky Power Company — Mitchell Project, Series A, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.030%, 09/08/15	44,000

	Wisconsin — 1.2%
125,000	City of Milwaukuee, Series R1, Rev., 1.000%, 12/23/15	125,331

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Wisconsin — continued
	State of Wisconsin,
730	5.000%, 05/01/16	753
35,285	Series 1, GO, 1.000%, 11/01/15	35,337
	Wisconsin Housing & EDA, Home Ownership,
30,690	Series A, Rev., VRDO, 0.060%, 09/08/15	30,690
30,810	Series D, Rev., VRDO, AMT, 0.060%, 09/08/15	30,810

		222,921

	Wyoming — 0.7%
	County of Lincoln, PCR, Exxon Project,
2,720	Series A, Rev., VRDO, 0.010%, 09/01/15	2,720
1,990	Series C, Rev., VRDO, 0.010%, 09/01/15	1,990
81,000	Lincoln County, Pollution Control, Exxonmobile Project, Series 2014, Rev., VRDO, 0.010%, 09/01/15	81,000
40,300	Sublette County Pollution Control, Exxonmobil Project, Rev., VRDO, 0.010%, 09/01/15	40,300
450	Uinta County, Pollution Control, Chevron USA, Inc. Project, Rev., VRDO, 0.010%, 09/01/15	450

		126,460

	Total Municipal Bonds (Cost $17,285,850)	17,285,850

Repurchase Agreements — 6.7%
1,027,000	Federal Reserve Bank of New York, 0.050%, dated 08/31/15, due 09/01/15, repurchase price $1,027,001, collateralized by U.S. Treasury Securities, 2.750% - 3.750%, due 05/15/20 - 08/15/43, with value $1,027,002.	1,027,000
250,000	Royal Bank of Canada, 0.090%, dated 08/31/15, due 09/01/15, repurchase price $250,001, collateralized by Government National Mortgage Association, 2.000% - 6.000%, due 04/15/29 - 07/20/41 and U.S. Treasury Securities, 0.000% - 9.000%, due 01/15/16 - 05/15/45, with value $255,001.	250,000

	Total Repurchase Agreements (Cost $1,277,000)	1,277,000

SHARES
Variable Rate Demand Preferred Shares — 3.3%
24,000	Nuveen AMT-Free Municipal Income Fund, LIQ: Citibank N.A., 0.100%, 09/08/15 # (e)	24,000
14,100	Nuveen California AMT-Free Muni Income Fund, LIQ: Morgan Stanley Bank, 0.170%, 09/08/15 # (e)	14,100

SHARES	SECURITY DESCRIPTION	VALUE($)

59,200	Nuveen California Dividend Advantage Municipal Fund, LIQ: Morgan Stanley Bank, 0.170%, 09/08/15 # (e)	59,200
8,500	Nuveen California Performance Plus Municipal Fund, Inc., LIQ: Citibank N.A., 0.090%, 09/08/15 # (e)	8,500
20,000	Nuveen California Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.090%, 09/08/15 # (e)	20,000
21,000	Nuveen California Select Quality Municipal Fund, Inc., LIQ: Citibank N.A., 0.090%, 09/08/15 # (e)	21,000
193,800	Nuveen Insured Municipal Opportunity Fund, Inc., LIQ: Citibank N.A., 0.110%, 09/08/15 # (e)	193,800
128,500	Nuveen Municipal Market Opportunity Fund, Inc., LIQ: TD Bank N.A., 0.110%, 09/08/15 # (e)	128,500
25,000	Nuveen New Jersey Investment Quality Municipal Fund, LIQ: Royal Bank of Canada, 0.100%, 09/08/15 # (e)	25,000
8,500	Nuveen New York Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.080%, 09/08/15 # (e)	8,500
47,400	Nuveen New York Select Quality Municipal Fund, Inc., LIQ: Citibank N.A., 0.080%, 09/08/15 # (e)	47,400
16,000	Nuveen Ohio Quality Income Municipal Fund, LIQ: Royal Bank of Canada, 0.110%, 09/08/15 # (e)	16,000
17,500	Nuveen Pennsylvania Investment Quality Municipal Fund, LIQ: Royal Bank of Canada, 0.120%, 09/08/15 # (e)	17,500
38,000	Nuveen Virginia Premium Income Municipal Fund, LIQ: TD Bank N.A., 0.110%, 09/08/15 # (e)	38,000

	Total Variable Rate Demand Preferred Shares (Cost $621,500)	621,500

	Total Investments — 100.4% (Cost $19,184,350)*	19,184,350
	Liabilities in Excess of Other Assets — (0.4)%	(67,911)

	NET ASSETS — 100.0%	$19,116,439

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 4.2% (n)
	Alabama — 0.9%
29,000	Huntsville Health Care Authority, 0.070%, 09/21/15	29,000

	California — 0.8%
23,000	California Statewide Communities Development Authority, Series 2008-C, 0.130%, 10/01/15	23,000

	Massachusetts — 1.1%
34,000	Massachusetts State Water Resources Authority, 0.120%, 09/01/15	34,000

	Nebraska — 1.4%
	Lincoln Nebraska Electric System,
7,250	0.040%, 10/05/15	7,250
15,500	0.040%, 10/19/15	15,500
20,000	0.080%, 11/17/15	20,000

		42,750

	Total Commercial Paper (Cost $128,750)	128,750

Daily Demand Notes — 25.3%
	Arizona — 0.6%
16,865	The Industrial Development Authority of The City of Phoenix, Health Care Facilities, Mayo Clinic, Series 2014B, Rev., VRDO, 0.010%, LOC: Wells Fargo Bank N.A., 09/01/15	16,865

	California — 0.2%
4,985	California Infrastructure & Economic Development Bank, Pacific Gas & Electric Co., Series D, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.010%, 09/01/15	4,985

	Florida — 0.8%
24,275	South Florida Water Management District, Series ROCS RR II R-12313, COP., VRDO, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.030%, 09/01/15	24,275

	Iowa — 0.4%
12,955	City of Iowa, Rev., VRDO, 0.020%, 09/01/15	12,955

	Kentucky — 2.7%
14,700	Louisville & Jefferson County Regional Airport Authority, UPS Worldwide Forwarding, Series C, Rev., VRDO, 0.010%, 09/01/15	14,700
47,000	Louisville & Jefferson County, Regional Airport Authority, Special Facilities, UPS Worldwide Forwarding, Inc. Project, Series A, Rev., VRDO, 0.010%, 09/01/15	47,000
21,400	Louisville Regional Airport Authority Special Facilities, BT-OH LLC Project, Series A, Rev., VRDO, 0.010%, 09/01/15	21,400

		83,100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Massachusetts — 1.6%
49,800	Massachusetts State Health & Educational Facilities Authority, Museum of Fine Arts Issue, Series A-1, Rev., VRDO, 0.010%, 09/01/15	49,800

	Michigan — 2.2%
10,950	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.030%, 09/01/15	10,950
56,990	Michigan State Housing Development Authority, Rental Housing, Series C, Rev., VRDO, AMT, LIQ: Bank of America N.A., 0.080%, 09/01/15	56,990

		67,940

	Mississippi — 1.8%
	Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project,
28,000	Series G, Rev., VRDO, 0.010%, 09/01/15	28,000
26,640	Series H, Rev., VRDO, 0.010%, 09/01/15	26,640

		54,640

	Missouri — 0.3%
5,000	Missouri State Health & Educational Facilities Authority, State Louis University, Series B-2, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/01/15	5,000
5,300	Missouri State Health & Educational Facilities Authority, Washington University, Series C, Rev., VRDO, 0.010%, 09/01/15	5,300

		10,300

	New York — 10.7%
16,050	City of New York, Fiscal Year 2014, Series D, Subseries D-5, GO, VRDO, LOC: PNC Bank N.A., 0.010%, 09/01/15	16,050
18,000	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2003, Series F, Subseries F-2, Rev., VRDO, 0.010%, 09/01/15	18,000
	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2012,
10,665	Series A, Subseries A-2, Rev., VRDO, 0.010%, 09/01/15	10,665
37,290	Series A-1, Rev., VRDO, 0.010%, 09/01/15	37,290
6,100	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2006, Series AA, Subseries AA-1, Rev., VRDO, 0.010%, 09/01/15	6,100

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	51

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — continued
	New York — continued
2,400	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015, Series BB-4, Rev., VAR, 0.010%, 09/01/15	2,400
62,700	New York City Transitional Finance Authority, Future Tax Secured, Series C, Rev., VRDO, LOC: Morgan Stanley Bank, 0.010%, 09/01/15	62,700
2,500	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003, Subseries A-4, Rev., VRDO, 0.010%, 09/01/15	2,500
16,790	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.010%, 09/01/15	16,790
47,500	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, AMT, LOC: Landesbank Hessen-Thuringen, 0.010%, 09/01/15	47,500
36,900	New York State Housing Finance Agency, 505 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.030%, 09/01/15	36,900
	New York State Mortgage Agency, Homeowner Mortgage,
10,215	Series 135, Rev., VRDO, AMT, 0.010%, 09/01/15	10,215
34,000	Series 142, Rev., VRDO, AMT, 0.010%, 09/01/15	34,000
26,345	Triborough Bridge & Tunnel Authority, Subseries B-2, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.010%, 09/01/15	26,345

		327,455

	Ohio — 0.3%
8,705	County of Allen, Hospital Facilities, Catholic Healthcare Partners, Series C, Rev., VRDO, LOC: Union Bank N.A., 0.010%, 09/01/15	8,705

	Oregon — 0.3%
9,500	Port of Portland, Horizon Air Insurance, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.030%, 09/01/15	9,500

	Tennessee — 1.6%
13,970	Clarksville Public Building Authority, Rev., VRDO, LOC: Bank of America N.A., 0.020%, 09/01/15	13,970
34,245	Montgomery County Public Building Authority, Tennessee County Loan Pool, Rev., VRDO, LOC: Bank of America N.A., 0.020%, 09/01/15	34,245

		48,215

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — 1.5%
	Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project,
1,200	Series 2001, Subseries B-3, Rev., VRDO, 0.010%, 09/01/15	1,200
43,000	Series B, Rev., VRDO, 0.010%, 09/01/15	43,000

		44,200

	Wyoming — 0.3%
3,500	County of Lincoln, PCR, ExxonMobil Project, Rev., VRDO, AMT, 0.010%, 09/01/15	3,500
5,660	Uinta County, Pollution Control, Chevron USA, Inc. Project, Rev., VRDO, 0.010%, 09/01/15	5,660

		9,160

	Total Daily Demand Notes (Cost $772,095)	772,095

Municipal Bonds — 6.8%
	Massachusetts — 0.2%
6,500	Wachusett Regional School District, GO, RAN, 2.250%, 05/27/16	6,568

	New Jersey — 1.6%
15,281	County of Burlington, Township of Evesham, Series A, GO, BAN, 2.000%, 05/19/16	15,446
7,600	County of Gloucester, Borough of Glassboro, Series A, GO, BAN, 1.750%, 01/14/16	7,635
11,500	Hudson County Improvement Authority, Series V-1, Rev., 1.000%, 11/25/15	11,519
13,500	Township of Howell, GO, BAN, 1.750%, 10/27/15	13,527

		48,127

	New York — 4.6%
14,071	City of Beacon, Series A, GO, BAN, 2.000%, 05/27/16	14,229
4,700	Cattaraugus County, City of Olean, GO, BAN, 2.000%, 06/16/16	4,748
	County of Clinton,
1,543	GO, BAN, 2.000%, 06/10/16	1,559
14,884	GO, BAN, 2.000%, 06/10/16	15,040
15,000	County of Putnam, New York Tax Anticipation Note, GO, TAN, 1.000%, 10/23/15	15,015
6,670	Erie County, Village of East Aurora, GO, BAN, 2.000%, 07/07/16	6,742
14,375	Harpursville Central School District, Broome and Chenango Counties, GO, BAN, 2.000%, 07/22/16	14,543

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New York — continued
9,242	Oneida County, City School District of the City of Rome, GO, BAN, 2.000%, 08/05/16	9,354
5,000	Onondaga County, North Syracuse Central School District, New York, GO, RAN, 2.000%, 06/24/16	5,050
14,180	Oswego County, Mexico Central School District, GO, BAN, 2.000%, 07/15/16	14,340
6,500	Suffolk County, East Quogue Union Free School District, GO, TAN, 2.000%, 06/24/16	6,567
29,635	Town of Hempstead, Nassau County, GO, BAN, 1.000%, 12/18/15	29,683
5,215	Town of Vestal, County of Broome, GO, BAN, 2.000%, 05/13/16	5,270

		142,140

	Ohio — 0.2%
5,500	County of Clermont, Union Township, Various Purpose, GO, BAN, 1.000%, 09/09/15	5,501

	Wisconsin — 0.2%
5,750	East Troy Community School District Walworth and Waukesha Counties, Rev., BAN, 2.000%, 10/01/15 (p)	5,758

	Total Municipal Bonds (Cost $208,094)	208,094

Weekly Demand Notes — 56.4%
	Alabama — 0.4%
10,890	Birmingham Waterworks & Sewer Board, Series ROCS-RR-II-R-10412, Class R, Rev., VAR, BHAC-CR, FSA, 0.050%, 09/08/15	10,890

	Arkansas — 0.5%
15,000	Arkansas Development Finance Authority, Solid Waste Disposal, Waste Management of Arkansas, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.040%, 09/08/15	15,000

	California — 1.2%
17,900	California Housing Finance Agency, Series 3206, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.250%, 09/08/15 (e)	17,900
	California Housing Finance Agency, Home Mortgage,
9,350	Rev., LOC: Royal Bank of Canada, 0.020%, 09/08/15	9,350
9,215	Rev., LOC: Royal Bank of Canada, 0.020%, 09/08/15	9,215

		36,465

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Colorado — 1.0%
12,335	Colorado Educational & Cultural Facilities Authority, Nature Conservancy Project, Rev., VRDO, 0.020%, 09/08/15	12,335
17,600	RBC Municipal Products, Inc. Trust, Various States, Series C-11, GO, VRDO, LOC: Royal Bank of Canada, 0.090%, 09/08/15	17,600

		29,935

	Connecticut — 1.5%
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
14,645	Series D, Rev., VRDO, 0.030%, 09/08/15	14,645
30,000	Series D, Subseries D-3, Rev., VRDO, AMT, 0.020%, 09/08/15	30,000

		44,645

	Delaware — 1.1%
32,080	County of New Castle, FlightSafety International, Inc. Project, Rev., VRDO, 0.020%, 09/08/15	32,080
1,255	Delaware State Housing Authority, MERLOTS, Series C66, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.330%, 09/08/15 (e)	1,255

		33,335

	District of Columbia — 2.0%
62,320	Metropolitan Washington Airports Authority, Subseries C-2, Rev., VRDO, LOC: Barclays Bank plc, 0.020%, 09/08/15	62,320

	Florida — 2.3%
17,800	Collier County IDA, Allete, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.050%, 09/08/15	17,800
13,000	County of Palm Beach, Special Purpose Facilities, FlightSafety Project, Rev., VRDO, 0.020%, 09/08/15	13,000
15,035	Florida Housing Finance Corp., Multi-Family Mortgage, Boynton Bay Apartments, Series I, Rev., VRDO, LOC: Citibank N.A., 0.040%, 09/08/15	15,035
12,460	Orlando Utilities Commission, Utilities System, Series A, Rev., VRDO, 0.200%, 03/28/16	12,460
11,270	Sumter County IDA, Solid Waste Disposal, American Cement Co., LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.100%, 09/08/15	11,270

		69,565

	Georgia — 1.2%
31,525	Fulton County Development Authority, Airport Facility, FlightSafety International, Inc. Project, Series B, Rev., VRDO, 0.020%, 09/08/15	31,525

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	53

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — continued
	Georgia — continued
4,690	Georgia Municipal Electric Authority, Series SGC-32, Class A, Rev., VRDO, FGIC, LOC: Societe Generale, 0.020%, 09/08/15 (e)	4,690

		36,215

	Hawaii — 0.7%
20,850	State of Hawaii, Department of Budget and Finance, Special Purpose, Series C, Rev., VRDO, 0.260%, 03/28/16	20,850

	Idaho — 1.6%
	Idaho Housing & Finance Association, Single Family Mortgage,
14,970	Series A, Class I, Rev., VRDO, 0.030%, 09/08/15	14,970
6,630	Series B, Class I, Rev. VRDO, 0.030%, 09/08/15	6,630
17,020	Series D, Class I, Rev., VRDO, 0.030%, 09/08/15	17,020
9,535	Series E, Class I, Rev. VRDO, 0.030%, 09/08/15	9,535

		48,155

	Illinois — 3.8%
7,300	County of Will, Solid Waste Disposal, BASF Corp. Project, Rev., VRDO, 0.080%, 09/01/15	7,300
101,850	Illinois State Toll Highway Authority, Toll Highway, Series A-1B, Class A, Rev., VRDO, AGM, 0.030%, 09/08/15	101,850
4,100	Indiana Finance Authority, Solid Waste Disposal, Four-Leaf Clover Dairy LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 09/08/15	4,100
3,320	Regional Transportation Authority, Series SGC-45, Class A, GO, VRDO, FGIC, LOC: Societe Generale, 0.020%, 09/08/15	3,320

		116,570

	Indiana — 0.2%
4,925	City of Indianapolis, Multi-Family Housing, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.070%, 09/08/15	4,925

	Iowa — 0.6%
	Iowa Finance Authority, Multi-Family Housing,
10,870	Series A, Rev., VRDO, AMT, 0.030%, 09/08/15	10,870
8,390	Series B, Rev., VRDO, AMT, 0.030%, 09/08/15	8,390

		19,260

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Kansas — 1.3%
9,920	City of Wichita, Airport Facility, FlightSafety International, Inc., Series VIII, Rev. VRDO, 0.020%, 09/08/15	9,920
30,000	Kansas State, Department of Transportation, Highway, Series C-3, Rev. VRDO, 0.020%, 09/08/15	30,000

		39,920

	Kentucky — 2.1%
10,100	County of Carroll, Solid Waste Disposal, Colotex Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.040%, 09/08/15	10,100
17,410	Kenton County Airport Board, Special Facilities, FlightSafety International, Inc. Project, Series A, Rev., VRDO, 0.020%, 09/08/15	17,410
	Kentucky Housing Corp.,
13,270	Series C, Rev., VRDO, AMT, 0.030%, 09/08/15	13,270
16,800	Series L, Rev., VRDO, AMT, 0.030%, 09/08/15	16,800
7,775	Series F, Rev., VRDO, AMT, 0.030%, 09/08/15	7,775

		65,355

	Louisiana — 0.5%
4,600	Parish of Ascension, BASF Corp. Project, Rev., VRDO, 0.080%, 09/08/15	4,600
10,000	State of Louisiana, Gas & Fuels Tax, Series ROCS-RR-II-R-11769, Rev. VRDO, LIQ: Citibank N.A., 0.060%, 09/08/15	10,000

		14,600

	Maine — 0.6%
17,420	Maine State Housing Authority, Series G, Rev., VRDO, AMT, 0.030%, 09/08/15	17,420

	Maryland — 0.3%
7,925	Austin Trust, Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 0.120%, 09/08/15	7,925

	Massachusetts — 0.6%
11,165	Massachusetts State Municipal Securities Trust Receipts, Series SGC-51, Class A, GO, VRDO, AMBAC, LIQ: Societe Generale, 0.020%, 09/08/15	11,165
7,490	University of Massachusetts, Building Authority, Series 1, Rev., VRDO, 0.020%, 09/08/15	7,490

		18,655

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — continued
	Michigan — 0.1%
3,903	Michigan Finance Authority, Student Loan, Series 22-A, Rev., VRDO, LOC: State Street Bank & Trust, 0.020%, 09/08/15	3,903

	Missouri — 1.3%
	Missouri State Health & Educational Facilities Authority, Health Facilities, SSM Health Care,
20,000	Series B, Rev., VRDO, 0.270%, 03/28/16	20,000
20,000	Series C, Rev., VRDO, 0.270%, 03/28/16	20,000

		40,000

	Nebraska — 0.8%
23,025	Eclipse Funding Trust, Solar Eclipse, Lincoln, Series 2007-0043, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.020%, 09/08/15	23,025

	New Mexico — 0.6%
18,805	University of New Mexico, Subordinate Lien System, Series C, Rev., VRDO, 0.020%, 09/08/15	18,805

	New York — 7.5%
14,000	Austin Trust, Various States, Series 2008-1067, Rev., VRDO, LIQ: Bank of America N.A., 0.090%, 09/08/15	14,000
50,410	Eagle Tax-Exempt Trust, Series 2008-0055F, Class A, Rev., VRDO, FHLMC COLL, LIQ: FHLB, 0.050%, 09/08/15	50,410
20,000	New York City Housing Development Corp., Multi-Family Mortgage, Related-Upper East, Series A, Rev., VRDO, AMT, LOC: Landesbank Baden-Wuerttemberg, 0.020%, 09/08/15	20,000
10,600	New York City Industrial Development Agency, Special Facility, Air Express International Corp. Project, Rev., VRDO, LOC: Citibank N.A., 0.050%, 09/08/15	10,600
12,415	New York State Housing Finance Agency, Rev., VRDO, LOC: Citibank N.A., 0.020%, 09/08/15	12,415
31,900	New York State Housing Finance Agency, 188 Ludlow Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.030%, 09/08/15	31,900
30,000	New York State Housing Finance Agency, 29 Flatbush Avenue Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.030%, 09/08/15	30,000
27,400	New York State Mortgage Agency, Homeowner Mortgage, Series 129, Rev., VRDO, AMT, 0.020%, 09/08/15	27,400

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — continued
	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust,
11,675	Series 2001-1, Class A, Rev., VRDO, AMT, LIQ: FHLMC, 0.600%, 09/08/15	11,675
1,905	Series 2001-2, Class A, Rev., VAR, LIQ: FHLMC, 0.630%, 09/08/15	1,905
17,995	Series PT-4702, Rev., VRDO, LIQ: Bank of America N.A., 0.190%, 09/08/15	17,995

		228,300

	North Carolina — 2.8%
12,540	City of Raleigh, Series 2009, Rev., VRDO, 0.200%, 03/28/16	12,540
40,000	City of Raleigh, Downtown Improvement Projects, Series B-1, COP, VRDO, 0.020%, 09/08/15	40,000
6,205	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Industrial Development, Ferguson Supply & Box Mfg. Co. & Fergie-Burgess, LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/08/15	6,205
5,000	North Carolina Capital Facilities Finance Agency, Educational Facilities, Series 3070X, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.030%, 09/08/15	5,000
12,000	North Carolina Medical Care Commission, Hospital, Cone Health, Series B, Rev., VRDO, 0.220%, 03/28/16	12,000
9,800	Person County Industrial Facilities & Pollution Control Financing Authority, Recovery Zone Facility, CertainTeed Gypsum NC, Inc., Rev., VRDO, LOC: Credit Industrial E.T., 0.020%, 09/08/15	9,800

		85,545

	North Dakota — 1.8%
27,055	North Dakota Housing Finance Agency, Housing Finance Program, Home Mortgage, Series B, Rev., VRDO, AMT, 0.030%, 09/08/15	27,055
27,625	North Dakota State Housing Finance Agency, Housing & Home Mortgage Finance Programs, Series A, Rev., VRDO, LIQ: FHLMC, 0.030%, 09/08/15	27,625

		54,680

	Ohio — 2.0%
5,550	County of Franklin, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.040%, 09/08/15	5,550

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	55

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — continued
	Ohio — continued
8,645	Federal Home Loan Mortgage Corp., Multi-Family Housing, Series M015, Class A, Rev., VRDO, LIQ: FHLMC, 0.050%, 09/08/15	8,645
	Ohio Housing Finance Agency, Residential Mortgage, Mortgage-Backed Securities Program,
1,100	Series J, Rev., VRDO, AMT, FHLMC, 0.030%, 09/08/15	1,100
17,320	Series N, Rev., VRDO, AMT, GNMA/FNMA/COLL, 0.050%, 09/08/15	17,320
27,855	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities Program, Series I, Rev., VRDO, AMT, GNMA/FNMA/COLL, 0.050%, 09/08/15	27,855

		60,470

	Pennsylvania — 2.0%
12,055	Adams County IDA, Gettysburg Foundation Facility, Series A, Rev., VRDO, LOC: Manufacturers & Traders Trust Co., 0.070%, 09/08/15	12,055
14,165	Delaware Valley Regional Financial Authority, Series SGC-63, Class A, Rev., VRDO, LIQ: Societe Generale, 0.020%, 09/08/15	14,165
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
10,485	Series 2004-85B, Rev., VRDO, AMT, 0.040%, 09/08/15	10,485
6,850	Series 2007-99C, Rev., VRDO, AMT, 0.030%, 09/08/15	6,850
17,905	Series 98C, Rev., VRDO, AMT, 0.030%, 09/08/15	17,905
800	Pennsylvania Housing Finance Agency, Single-Family Mortgage, Rev., VRDO, AMT, 0.040%, 09/08/15	800

		62,260

	South Carolina — 0.1%
3,835	City of North Charleston, Golf Course Mortgage, Rev. VRDO, 0.050%, 09/08/15	3,835

	South Dakota — 1.1%
34,000	South Dakota Housing Development Authority, Home Ownership Mortgage, Series F, Rev., VRDO, AMT, 0.030%, 09/08/15	34,000

	Tennessee — 0.7%
9,000	Jackson Industrial Development Board, Industrial Development, General Cable Corp. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.090%, 09/08/15	9,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Tennessee — continued
11,070	Metropolitan Government of Nashville & Davidson County, Health & Educational Facilities Board, Multi-Family Housing, The Retreat at Dry Creek Farms Apartments Project, Rev., VRDO, LOC: Citibank N.A., 0.040%, 09/08/15	11,070

		20,070

	Texas — 5.3%
5,200	Brazoria County Brazos River Harbor Navigation District, BASF Corp. Project, Rev., VRDO, 0.080%, 09/08/15	5,200
13,695	County of Harris, Series SGC-31, Class A, Rev., VRDO, LIQ: Societe Generale, 0.020%, 09/08/15	13,695
15,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Airport Facility, FlightSafety Texas, Inc. Project, Rev., VRDO, 0.020%, 09/08/15	15,000
13,265	Montgomery Country Housing Finance Corp., Multi-Family Housing, Park at Woodline Townhomes, Rev., VRDO, LOC: Citibank N.A., 0.040%, 09/08/15	13,265
10,950	North Texas Tollway Authority, Series ROCS-RR-II-R-11947, Rev., VAR, LIQ: Citibank N.A., 0.050%, 09/08/15 (e)	10,950
17,000	State of Texas, Series C, GO, VRDO, 0.030%, 09/08/15	17,000
16,990	State of Texas, Veterans Housing Assistance Program, Series A, GO, VRDO, AMT, 0.040%, 09/08/15	16,990
11,685	State of Texas, Veterans Land, Series A, GO, VRDO, 0.030%, 09/08/15	11,685
10,740	SunAmerica Taxable Trust, Series 2002-1, Class A, Rev., VRDO, LOC: FHLMC, 0.080%, 09/08/15	10,740
12,500	Tarrant County Cultural Education Facilities Finance Corp., Hospital, Baylor Health Care System Project, Series B, Rev., VRDO, 0.220%, 03/28/16	12,500
18,935	Texas Department of Housing & Community Affairs, Single Family Mortgage, Series D, Rev., VRDO, AMT, GNMA/FNMA/FHLMC COLL, LIQ: Texas Comptroller of Public Accounts, 0.030%, 09/08/15	18,935
4,900	Texas Department of Housing and Community Affairs, Multi-Family Housing, Terraces at Cibolo, Rev., VRDO, LOC: Citibank N.A., 0.040%, 09/08/15	4,900
12,000	Texas State Municipal Securities Trust Receipts, Series SGC-9, Class A, GO, VRDO, LIQ: Societe Generale, 0.020%, 09/08/15	12,000

		162,860

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — continued
	Utah — 0.6%
	Utah Housing Corp., Single Family Mortgage,
3,355	Series A-2, Rev., VRDO, 0.030%, 09/08/15	3,355
1,860	Series B, Class I, Rev., VRDO, 0.030%, 09/08/15	1,860
6,635	Series C-2, Class I, Rev., VRDO, FHA, 0.030%, 09/08/15	6,635
6,225	Series D-2, Class I, Rev., VRDO, 0.030%, 09/08/15	6,225

		18,075

	Virginia — 4.4%
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
45,586	Series M017, Class A, Rev., VRDO, LIQ: FHLMC, 0.050%, 09/08/15	45,586
17,015	Series M023, Class A, Rev., VRDO, LIQ: FHLMC, 0.040%, 09/08/15	17,015
17,310	Series M026, Class A, Rev., VRDO, LIQ: FHLMC, 0.060%, 09/08/15	17,310
	Norfolk City EDA, Hospital Facilities, Sentra Healthcare,
10,700	Series B, Rev., VRDO, 0.220%, 03/28/16	10,700
10,060	Series C, Rev., VRDO, 0.220%, 03/28/16	10,060
19,805	Suffolk EDA, Hospital Facilities, EAGLE, Series 2013-0014, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.160%, 10/08/15 (e)	19,805
12,750	Virginia Housing Development Authority, MERLOTS, Series C-42, Rev., VRDO, 0.080%, 09/08/15	12,750

		133,226

	Washington — 0.3%
9,985	Washington State Housing Finance Commission, Multi-Family Housing, Barkley Ridge Apartments Project, Series A, Rev., VRDO, LIQ: FHLMC, 0.040%, 09/08/15	9,985

	West Virginia — 0.7%
21,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities, Kentucky Power Company — Mitchell Project, Series A, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.030%, 09/08/15	21,000

	Wisconsin — 0.5%
	Wisconsin Housing & EDA, Home Ownership,
14,200	Series E, Rev., VRDO, AMT, 0.030%, 09/08/15	14,200
1,945	Series ROCS-RR-II-R-11522, Rev., VRDO, LIQ: Citibank N.A., 0.050%, 09/01/15	1,945

		16,145

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wyoming — 0.3%
8,800	Wyoming Community Development Authority, Composite Reoffering Housing, Rev., 0.080%, 09/08/15	8,800

	Total Weekly Demand Notes (Cost $1,716,989)	1,716,989

SHARES
Variable Rate Demand Preferred Shares — 7.0%
51,000	BlackRock MuniYield Quality Fund, Inc., LIQ: Barclays Bank plc, 0.120%, 09/08/15 # (e)	51,000
22,000	Nuveen AMT-Free Municipal Income Fund, LIQ: Citibank N.A., 0.100%, 09/08/15 # (e)	22,000
10,000	Nuveen California Investment Quality Municipal Fund, Inc., LIQ: Royal Bank of Canada, 0.100%, 09/08/15 # (e)	10,000
5,000	Nuveen California Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.090%, 09/08/15 # (e)	5,000
6,200	Nuveen Insured Municipal Opportunity Fund, Inc., LIQ: Citibank N.A., 0.110%, 09/08/15 # (e)	6,200
20,000	Nuveen Municipal Market Opportunity Fund, Inc., LIQ: TD Bank N.A., 0.110%, 09/08/15 # (e)	20,000
14,600	Nuveen New Jersey Premium Income Municipal Fund, Inc., LIQ: Royal Bank of Canada, 0.100%, 09/08/15 # (e)	14,600
8,600	Nuveen New York Investment Quality Municipal Fund, Inc., LIQ: Citibank N.A., 0.080%, 09/08/15 # (e)	8,600
7,000	Nuveen Ohio Quality Income Municipal Fund, LIQ: Royal Bank of Canada, 0.110%, 09/08/15 # (e)	7,000
19,000	Nuveen Pennsylvania Investment Quality Municipal Fund, LIQ: Royal Bank of Canada, 0.120%, 09/08/15 # (e)	19,000
50,000	Nuveen Premium Income Municipal Fund II, Inc., Rev., LIQ: Barclays Bank plc, 0.120%, 09/08/15 # (e)	50,000

	Total Variable Rate Demand Preferred Shares (Cost $213,400)	213,400

	Total Investments — 99.7% (Cost $3,039,328)*	3,039,328
	Other Assets in Excess of Liabilities — 0.3%	10,414

	NET ASSETS — 100.0%	$3,049,742

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	57

J.P. Morgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COLL	— Collateral
CONS	— Consolidated Bonds
COP	— Certificate of Participation
CR	— Custodial Receipts
DN	— Discount Notes
EAGLE	— Earnings of accrual generated on local tax-exempt securities
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FSA	— Insured by Financial Security Assurance, Inc.
GO	— General Obligation
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MBIA	— Insured by Municipal Bond Insurance Corp.
MERLOTS	— Municipal Exempt Receipts Liquidity Optional Tender
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PCR	— Pollution Control Revenue
RAN	— Revenue Anticipation Note
RE	— Reinsured
Rev.	— Revenue

TAN	— Tax Anticipation Note
TRAN	— Tax & Revenue Anticipation Note
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2015.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2015.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(n)	— The rate shown is the effective yield at the date of purchase.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the next put date, next demand date or final maturity date.
*	— The cost of securities is substantially the same for federal income tax purposes.
#	— Variable Rate Demand Preferred Shares of a closed-end investment company which have a weekly demand feature.

Additional Investment Information:

[1] Agency Joint Trading Account I — At August 31, 2015, certain Funds had undivided interests in the Agency Joint Trading Account I with a maturity date of September 1, 2015, as follows:

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
Prime Money Market Fund	$364,744	$364,746	$372,311
U.S. Government Money Market Fund	2,285,255	2,285,266	2,332,665
Total	$2,649,999	$2,650,012	$2,704,976

Repurchase Agreements — At August 31, 2015, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account I were as follows:

Counterparty	Interest Rate	Prime Money Market Fund and U.S. Government Money Market Fund
Bank of Nova Scotia	0.150%	$149,999
Societe Generale S.A.	0.150%	250,000
Wells Fargo Bank N.A.	0.150%	2,000,000
Wells Fargo Securities, LLC	0.150%	250,000
Total		$2,649,999

At August 31, 2015, the Agency Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corporation	2.000% to 5.500%	08/01/26 to 08/01/45
Federal National Mortgage Association	0.491% to 6.000%	12/01/25 to 07/01/45
Government National Mortgage Association	0.323% to 4.656%	08/16/22 to 09/20/61
U.S. Treasury Securities	0.000% to 2.125%	02/29/16 to 05/15/29

[2] Agency Joint Trading Account II — At August 31, 2015, certain Funds had undivided interests in the Agency Joint Trading Account II with a maturity date of September 1, 2015, as follows:

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
U.S. Government Money Market Fund	$185,259	$185,260	$189,135

Repurchase Agreements — At August 31, 2015, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account II were as follows:

Counterparty	Interest Rate	U.S. Government Money Market Fund
Citibank N.A.	0.150%	$67,367
Citigroup Global Markets, Inc.	0.150%	16,842
Merrill Lynch PFS, Inc.	0.140%	101,050
Total		$185,259

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

At August 31, 2015, the Agency Joint Trading Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corporation	0.000% to 5.500%	03/15/22 to 05/15/53
Federal National Mortgage Association	2.066% to 8.500%	10/01/20 to 08/25/54
Government National Mortgage Association	1.500% to 5.311%	03/20/43 to 07/20/65
U.S. Treasury Securities	0.000% to 8.750%	10/31/16 to 05/15/45

[3] Treasury Joint Trading Account I — At August 31, 2015, certain Funds had undivided interests in the Treasury Joint Trading Account I with a maturity date of September 1, 2015, as follows:

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
U.S. Treasury Plus Money Market Fund	$899,256	$899,259	$917,242

Repurchase Agreements — At August 31, 2015, the Principal Amounts of certain Funds’ interests in the Treasury Joint Trading Account I were as follows:

Counterparty	Interest Rate	U.S. Treasury Plus Money Market Fund
Bank of Nova Scotia	0.130%	$73,709
Citibank N.A.	0.130%	147,419
Credit Agricole Corporate and Investment Bank	0.130%	221,129
Societe Generale S.A.	0.130%	147,419
Wells Fargo Bank N.A.	0.130%	309,580
Total		$899,256

At August 31, 2015, the Agency Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.000% to 9.875%	09/10/15 to 11/15/44

[4] Treasury Joint Trading Account II — At August 31, 2015, certain Funds had undivided interests in the Treasury Joint Trading Account I with a maturity date of September 1, 2015, as follows:

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
U.S. Treasury Plus Money Market Fund	$300,000	$300,001	$306,000

Repurchase Agreements — At August 31, 2015, the Principal Amounts of certain Funds’ interests in the Treasury Joint Trading Account II were as follows:

Counterparty	Interest Rate	U.S. Treasury Plus Money Market Fund
BNP Paribas Securities Corp.	0.130%	$136,364
Merrill Lynch PFS, Inc.	0.120%	163,636
Total		$300,000

At August 31, 2015, the Treasury Joint Trading Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.000% to 9.125%	12/17/15 to 08/15/44

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$110,244,529	$17,504,909		$38,937,418		$6,426,728
Repurchase agreements, at value	7,042,494	1,275,000		21,795,514		11,178,346

Total investment securities, at value	117,287,023	18,779,909		60,732,932		17,605,074
Cash	455	265		3		1
Receivables:
Fund shares sold	724	—		—		—
Interest from non-affiliates	39,375	7,002		5,741		9,821

Total Assets	117,327,577	18,787,176		60,738,676		17,614,896

LIABILITIES:
Payables:
Distributions	4,820	498		360		—
Investment securities purchased	—	—		199,899		499,879
Fund shares redeemed	2	—		—		—
Accrued liabilities:
Investment advisory fees	7,903	1,224		3,466		791
Administration fees	6,816	1,079		3,133		740
Distribution fees	—	33		—		—
Shareholder servicing fees	3,819	1,484		1		—	(a)
Custodian and accounting fees	1,559	255		620		271
Trustees’ and Chief Compliance Officer’s fees	90	—	(a)	—	(a)	1
Printing postage fee	793	477		257		11
Other	1,157	10		291		105

Total Liabilities	26,959	5,060		208,027		501,798

Net Assets	$117,300,618	$18,782,116		$60,530,649		$17,113,098

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid-in-Capital	$117,301,247	$18,782,323	$60,531,526	$17,113,600
Accumulated undistributed (distributions in excess of) net investment income	(800)	(367)	(1,240)	(503)
Accumulated net realized gains (losses)	171	160	363	1

Total Net Assets	$117,300,618	$18,782,116	$60,530,649	$17,113,098

Net Assets:
Class C	$25,389	$504,729	$—	$166,461
Agency	7,599,367	60,209	10,117,756	803,741
Capital	68,809,520	3,870,827	26,149,068	—
Cash Management	880,629	—	—	—
Direct	2,243,797	—	758,869	1,149,997
Eagle Class	354,228	—	336,334	20
E*Trade	—	7,260,845	—	—
IM	2,149,827	—	574,908	3,623,146
Institutional Class	26,034,178	4,894,237	9,135,875	9,379,161
Investor	1,421,994	109,348	3,545,473	107,126
Morgan	2,046,627	1,684,454	2,480,819	724,497
Premier	2,693,110	159,498	6,627,188	342,775
Reserve	1,007,495	138,624	46,944	816,154
Service	2,034,457	99,345	757,415	20

Total	$117,300,618	$18,782,116	$60,530,649	$17,113,098

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class C	25,389	504,730	—	166,468
Agency	7,599,385	60,184	10,117,911	803,769
Capital	68,809,874	3,870,841	26,148,219	—
Cash Management	880,623	—	—	—
Direct	2,243,806	—	758,923	1,150,075
Eagle Class	354,230	—	336,412	20
E*Trade	—	7,260,854	—	—
IM	2,149,847	—	574,883	3,623,253
Institutional Class	26,034,337	4,894,233	9,136,197	9,379,437
Investor	1,421,993	109,377	3,546,146	107,136
Morgan	2,046,616	1,684,463	2,480,823	724,538
Premier	2,693,093	159,499	6,627,489	342,793
Reserve	1,007,480	138,624	46,940	816,199
Service	2,034,432	99,346	757,554	20
Net Asset Value offering and redemption price per share (all classes)	1.00	1.00	1.00	1.00

Cost of investments in non-affiliates	$110,244,529	$17,504,909	$38,937,418	$6,426,728
Cost of repurchase agreements	7,042,494	1,275,000	21,795,514	11,178,346

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	61

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$4,425,444		$26,769,229	$19,184,350	$3,039,328
Cash	1		10	71	—
Due from custodian	—		121,000	—	8,132
Receivables:
Investment securities sold	—		—	26,797	9,192
Fund shares sold	11,068		—	—	—
Interest from non-affiliates	199		11,507	7,057	1,521

Total Assets	4,436,712		26,901,746	19,218,275	3,058,173

LIABILITIES:
Payables:
Due to custodian	—		—	—	2
Distributions	20		—	141	1
Investment securities purchased	—		1,120,762	100,901	8,132
Fund shares redeemed	5,825		—	—	—
Accrued liabilities:
Investment advisory fees	—		445	84	73
Administration fees	142		650	312	88
Custodian and accounting fees	28		198	75	46
Trustees’ and Chief Compliance Officer’s fees	—	(a)	5	11	—	(a)
Printing postage fee	330		64	122	75
Other	19		115	190	14

Total Liabilities	6,364		1,122,239	101,836	8,431

Net Assets	$4,430,348		$25,779,507	$19,116,439	$3,049,742

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$4,430,486	$25,779,983	$19,113,654	$3,049,596
Accumulated undistributed (distributions in excess of) net investment income	(191)	(550)	(9)	6
Accumulated net realized gains (losses)	53	74	2,794	140

Total Net Assets	$4,430,348	$25,779,507	$19,116,439	$3,049,742

Net Assets:
Agency	$90,779	$1,438,484	$306,031	$47,623
Capital	—	11,501,965	—	—
Direct	—	—	20	—
Eagle Class	—	—	1,220,002	—
E*Trade	—	—	—	1,935,054
Institutional Class	4,048,486	9,295,603	10,014,288	179,620
Morgan	90,998	2,242,233	92,434	393,523
Premier	184,565	1,259,947	2,685,988	31,602
Reserve	15,520	41,255	4,797,676	10,164
Service	—	20	—	452,156

Total	$4,430,348	$25,779,507	$19,116,439	$3,049,742

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Agency	90,791	1,438,521	305,990	47,621
Capital	—	11,502,053	—	—
Direct	—	—	20	—
Eagle Class	—	—	1,219,796	—
E*Trade	—	—	—	1,934,947
Institutional Class	4,048,960	9,295,804	10,012,434	179,608
Morgan	91,020	2,242,251	92,417	393,507
Premier	184,601	1,259,986	2,685,534	31,602
Reserve	15,521	41,257	4,797,010	10,164
Service	—	20	—	452,138
Net Asset Value offering and redemption price per share (all classes)	1.00	1.00	1.00	1.00

Cost of investments in non-affiliates	$4,425,444	$26,769,229	$19,184,350	$3,039,328

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	63

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$155,149	$29,316	$35,121	$7,885
Income from interfund lending (net)	—	11	—	—

Total investment income	155,149	29,327	35,121	7,885

EXPENSES:
Investment advisory fees	46,242	8,057	23,203	6,252
Administration fees	40,170	6,999	20,157	5,432
Distribution fees	9,692	26,103	4,198	2,109
Shareholder servicing fees	52,735	19,853	36,839	9,401
Custodian and accounting fees	1,565	216	188	100
Professional fees	635	115	199	86
Trustees’ and Chief Compliance Officer’s fees	601	83	194	60
Printing and mailing costs	462	953	290	—
Registration and filing fees	454	138	464	81
Transfer agent fees (See Note 2.E.)	1,358	203	564	158
Other	467	66	385	80

Total expenses	154,381	62,786	86,681	23,759

Less fees waived	(39,567)	(38,466)	(54,435)	(15,867)
Less earnings credits	(3)	—	(25)	(5)
Less expense reimbursements	(1)	(1)	—	(2)

Net expenses	114,810	24,319	32,221	7,885

Net investment income (loss)	40,339	5,008	2,900	—

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	129	60	341	—

Change in net assets resulting from operations	$40,468	$5,068	$3,241	$—

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund		Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,094		$6,152		$6,506		$1,711

EXPENSES:
Investment advisory fees	1,777		10,241		7,776		1,226
Administration fees	1,544		8,897		6,754		1,065
Distribution fees	66		943		7,195		7,348
Shareholder servicing fees	2,586		14,175		18,259		4,462
Custodian and accounting fees	65		189		169		32
Professional fees	32		116		117		38
Trustees’ and Chief Compliance Officer’s fees	12		90		85		11
Printing and mailing costs	444		38		78		110
Registration and filing fees	159		64		214		37
Transfer agent fees (See Note 2.E.)	64		285		196		34
Other	19		129		53		10

Total expenses	6,768		35,167		40,896		14,373

Less fees waived	(4,895)		(29,015)		(35,362)		(12,810)
Less earnings credits	—		—	(a)	—	(a)	—
Less expense reimbursements	—	(a)	—	(a)	—	(a)	—

Net expenses	1,873		6,152		5,534		1,563

Net investment income (loss)	221		—		972		148

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	37		33		1,434		135

Change in net assets resulting from operations	$258		$33		$2,406		$283

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$40,339	$39,457	$5,008	$6,277
Net realized gain (loss)	129	544	60	186

Change in net assets resulting from operations	40,468	40,001	5,068	6,463

DISTRIBUTIONS TO SHAREHOLDERS:
Class B (a)
From net investment income	— (b)	— (b)	— (b)	— (b)
From net realized gains	—	— (b)	—	— (b)
Class C
From net investment income	(1)	(2)	(28)	(68)
From net realized gains	—	— (b)	—	(5)
Agency
From net investment income	(483)	(772)	(14)	(9)
From net realized gains	—	(45)	—	(1)
Capital
From net investment income	(29,359)	(30,319)	(1,989)	(2,214)
From net realized gains	—	(377)	—	(24)
Cash Management
From net investment income	(55)	(105)	—	—
From net realized gains	—	(7)	—	—
Direct
From net investment income	(475)	(946)	—	—
From net realized gains	—	(15)	—	—
Eagle Class
From net investment income	(17)	(35)	—	—
From net realized gains	—	(2)	—	—
E*Trade
From net investment income	—	—	(378)	(1,955)
From net realized gains	—	—	—	(51)
IM
From net investment income	(1,667)	(859)	—	—
From net realized gains	—	(13)	—	—
Institutional Class
From net investment income	(7,860)	(6,040)	(2,488)	(1,844)
From net realized gains	—	(179)	—	(39)
Investor
From net investment income	(59)	(95)	(6)	(18)
From net realized gains	—	(6)	—	(1)
Morgan
From net investment income	(104)	(232)	(85)	(185)
From net realized gains	—	(13)	—	(13)
Premier
From net investment income	(118)	(182)	(6)	(14)
From net realized gains	—	(10)	—	(1)
Reserve
From net investment income	(57)	(125)	(9)	(20)
From net realized gains	—	(7)	—	(1)
Service
From net investment income	(84)	(181)	(5)	(12)
From net realized gains	—	(10)	—	(1)

Total distributions to shareholders	(40,339)	(40,577)	(5,008)	(6,476)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,263,247	109,712	(1,309,739)	3,173,229

NET ASSETS:
Change in net assets	1,263,376	109,136	(1,309,679)	3,173,216
Beginning of period	116,037,242	115,928,106	20,091,795	16,918,579

End of period	$117,300,618	$116,037,242	$18,782,116	$20,091,795

Accumulated undistributed (distributions in excess of) net investment income	$(800)	$(800)	$(367)	$(367)

(a)	All remaining Class B Shares converted to Morgan Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,900	$5,522	$—	$—
Net realized gain (loss)	341	181	—	16

Change in net assets resulting from operations	3,241	5,703	—	16

DISTRIBUTIONS TO SHAREHOLDERS:
Class B (a)
From net investment income	—	—	—	— (b)
From net realized gains	—	—	—	— (b)
Class C
From net investment income	—	—	—	(1)
From net realized gains	—	—	—	(2)
Agency
From net investment income	(462)	(781)	—	(4)
From net realized gains	—	(61)	—	(26)
Capital
From net investment income	(1,373)	(2,888)	—	—
From net realized gains	—	(210)	—	—
Direct
From net investment income	(31)	(33)	—	(6)
From net realized gains	—	(2)	—	(24)
Eagle Class
From net investment income	(16)	(142)	—	— (b)
From net realized gains	—	(10)	—	— (b)
IM
From net investment income	(35)	(90)	—	(9)
From net realized gains	—	(10)	—	(28)
Institutional Class
From net investment income	(435)	(781)	—	(20)
From net realized gains	—	(55)	—	(79)
Investor
From net investment income	(151)	(349)	—	(1)
From net realized gains	—	(25)	—	(4)
Morgan
From net investment income	(107)	(236)	—	(2)
From net realized gains	—	(16)	—	(10)
Premier
From net investment income	(241)	(376)	—	(1)
From net realized gains	—	(26)	—	(6)
Reserve
From net investment income	(6)	(10)	—	(3)
From net realized gains	—	(1)	—	(13)
Service
From net investment income	(43)	(88)	—	— (b)
From net realized gains	—	(6)	—	— (b)

Total distributions to shareholders	(2,900)	(6,196)	—	(239)

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	448,850	6,688,968	3,154,319	(1,945,106)

NET ASSETS:
Change in net assets	449,191	6,688,475	3,154,319	(1,945,329)
Beginning of period	60,081,458	53,392,983	13,958,779	15,904,108

End of period	$60,530,649	$60,081,458	$17,113,098	$13,958,779

Accumulated undistributed (distributions in excess of) net investment income	$(1,240)	$(1,240)	$(503)	$(503)

(a)	All remaining Class B Shares converted to Morgan Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$221	$446	$—	$—
Net realized gain (loss)	37	52	33	162

Change in net assets resulting from operations	258	498	33	162

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(5)	(20)	—	(6)
From net realized gains	—	(3)	—	(41)
Capital
From net investment income	—	—	—	(38)
From net realized gains	—	—	—	(205)
Institutional Class
From net investment income	(201)	(425)	—	(40)
From net realized gains	—	(78)	—	(235)
Morgan
From net investment income	(4)	(10)	—	(6)
From net realized gains	—	(1)	—	(28)
Premier
From net investment income	(10)	(27)	—	(5)
From net realized gains	—	(5)	—	(28)
Reserve
From net investment income	(1)	— (a)	—	— (a)
From net realized gains	—	— (a)	—	(1)
Service
From net investment income	—	—	—	— (a)
From net realized gains	—	—	—	— (a)

Total distributions to shareholders	(221)	(569)	—	(633)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	16,253	(31,528)	2,275,788	99,465

NET ASSETS:
Change in net assets	16,290	(31,599)	2,275,821	98,994
Beginning of period	4,414,058	4,445,657	23,503,686	23,404,692

End of period	$4,430,348	$4,414,058	$25,779,507	$23,503,686

Accumulated undistributed (distributions in excess of) net investment income	$(191)	$(191)	$(550)	$(550)

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$972	$1,912	$148	$284
Net realized gain (loss)	1,434	3,160	135	218

Change in net assets resulting from operations	2,406	5,072	283	502

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(16)	(34)	(3)	(5)
From net realized gains	—	(31)	—	(3)
Direct
From net investment income	— (a)	— (a)	—	—
From net realized gains	—	— (a)	—	—
Eagle Class
From net investment income	(62)	(129)	—	—
From net realized gains	—	(127)	—	—
E*Trade
From net investment income	—	—	(99)	(197)
From net realized gains	—	—	—	(94)
Institutional Class
From net investment income	(534)	(1,079)	(8)	(18)
From net realized gains	—	(1,044)	—	(9)
Morgan
From net investment income	(5)	(16)	(18)	(26)
From net realized gains	—	(13)	—	(14)
Premier
From net investment income	(131)	(227)	(1)	(4)
From net realized gains	—	(211)	—	(2)
Reserve
From net investment income	(224)	(427)	(1)	(2)
From net realized gains	—	(433)	—	(1)
Service
From net investment income	—	—	(18)	(29)
From net realized gains	—	—	—	(15)

Total distributions to shareholders	(972)	(3,771)	(148)	(419)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,081,744)	752,514	(12,899)	164,471

NET ASSETS:
Change in net assets	(1,080,310)	753,815	(12,764)	164,554
Beginning of period	20,196,749	19,442,934	3,062,506	2,897,952

End of period	$19,116,439	$20,196,749	$3,049,742	$3,062,506

Accumulated undistributed (distributions in excess of) net investment income	$(9)	$(9)	$6	$6

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CAPITAL TRANSACTIONS:
Class B (a)
Proceeds from shares issued	$—	$86	$69	$100
Distributions reinvested	— (b)	— (b)	— (b)	— (b)
Cost of shares redeemed	(105)	(249)	(409)	(822)
Conversion to Morgan Shares	(514)	(76)	(1,054)	(170)

Change in net assets resulting from Class B capital transactions	$(619)	$(239)	$(1,394)	$(892)

Class C
Proceeds from shares issued	$16,891	$19,166	$87,766	$490,624
Distributions reinvested	1	2	28	73
Cost of shares redeemed	(8,400)	(19,929)	(287,342)	(457,047)

Change in net assets resulting from Class C capital transactions	$8,492	$(761)	$(199,548)	$33,650

Agency
Proceeds from shares issued	$178,274,295	$327,535,472	$218,437	$1,366,119
Distributions reinvested	69	134	6	4
Cost of shares redeemed	(177,278,513)	(328,497,424)	(253,884)	(1,342,453)

Change in net assets resulting from Agency capital transactions	$995,851	$(961,818)	$(35,441)	$23,670

Capital
Proceeds from shares issued	$484,353,507	$735,970,811	$9,449,744	$18,636,462
Distributions reinvested	12,021	11,753	1,300	1,738
Cost of shares redeemed	(481,696,432)	(738,035,627)	(8,469,764)	(19,543,918)

Change in net assets resulting from Capital capital transactions	$2,669,096	$(2,053,063)	$981,280	$(905,718)

Cash Management
Proceeds from shares issued	$1,737,688	$3,307,838	$—	$—
Distributions reinvested	52	109	—	—
Cost of shares redeemed	(2,093,163)	(2,825,546)	—	—

Change in net assets resulting from Cash Management capital transactions	$(355,423)	$482,401	$—	$—

Direct
Proceeds from shares issued	$1,831,471	$4,211,565	$—	$—
Cost of shares redeemed	(2,007,126)	(3,388,143)	—	—

Change in net assets resulting from Direct capital transactions	$(175,655)	$823,422	$—	$—

Eagle Class
Proceeds from shares issued	$277,027	$490,999	$—	$—
Distributions reinvested	17	37	—	—
Cost of shares redeemed	(246,986)	(540,191)	—	—

Change in net assets resulting from Eagle Class capital transactions	$30,058	$(49,155)	$—	$—

E*Trade
Proceeds from shares issued	$—	$—	$1,424,088	$3,441,422
Distributions reinvested	—	—	378	2,006
Cost of shares redeemed	—	—	(1,661,630)	(1,867,510)

Change in net assets resulting from E*Trade capital transactions	$—	$—	$(237,164)	$1,575,918

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CAPITAL TRANSACTIONS: (continued)
IM
Proceeds from shares issued	$21,536,782	$17,876,818	$—	$—
Distributions reinvested	75	255	—	—
Cost of shares redeemed	(23,136,492)	(14,127,691)	—	—

Change in net assets resulting from IM capital transactions	$(1,599,635)	$3,749,382	$—	$—

Institutional Class
Proceeds from shares issued	$82,074,572	$132,887,668	$22,054,619	$39,571,799
Distributions reinvested	1,696	1,090	561	446
Cost of shares redeemed	(83,760,858)	(134,308,893)	(23,853,595)	(35,780,613)

Change in net assets resulting from Institutional Class capital transactions	$(1,684,590)	$(1,420,135)	$(1,798,415)	$3,791,632

Investor
Proceeds from shares issued	$653,474	$878,123	$270,247	$1,405,159
Distributions reinvested	59	101	— (a)	3
Cost of shares redeemed	(313,190)	(489,493)	(277,095)	(2,042,764)

Change in net assets resulting from Investor capital transactions	$340,343	$388,731	$(6,848)	$(637,602)

Morgan
Proceeds from shares issued	$50,169,799	$117,287,656	$1,372,733	$3,090,843
Distributions reinvested	57	135	80	181
Cost of shares redeemed	(50,402,707)	(117,341,813)	(1,373,979)	(3,774,126)
Conversion from Class B Shares	514	76	1,054	170

Change in net assets resulting from Morgan capital transactions	$(232,337)	$(53,946)	$(112)	$(682,932)

Premier
Proceeds from shares issued	$22,095,057	$30,752,151	$436,705	$1,130,431
Distributions reinvested	30	66	1	2
Cost of shares redeemed	(20,991,759)	(31,183,803)	(395,359)	(1,143,014)

Change in net assets resulting from Premier capital transactions	$1,103,328	$(431,586)	$41,347	$(12,581)

Reserve
Proceeds from shares issued	$14,723,782	$44,409,004	$18,282,662	$42,895,532
Distributions reinvested	50	112	2	3
Cost of shares redeemed	(14,870,806)	(44,681,289)	(18,316,695)	(42,907,754)

Change in net assets resulting from Reserve capital transactions	$(146,974)	$(272,173)	$(34,031)	$(12,219)

Service
Proceeds from shares issued	$1,123,792	$1,408,892	$9,193,823	$19,434,179
Distributions reinvested	84	191	2	4
Cost of shares redeemed	(812,564)	(1,500,431)	(9,213,238)	(19,433,880)

Change in net assets resulting from Service capital transactions	$311,312	$(91,348)	$(19,413)	$303

Total change in net assets resulting from capital transactions	$1,263,247	$109,712	$(1,309,739)	$3,173,229

(a)	All remaining Class B Shares converted to Morgan Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Morgan Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
SHARE TRANSACTIONS:
Class B (a)
Issued	—	86	69	100
Reinvested	— (b)	— (b)	— (b)	— (b)
Redeemed	(105)	(249)	(409)	(822)
Conversion to Morgan Shares	(514)	(76)	(1,054)	(170)

Change in Class B Shares	(619)	(239)	(1,394)	(892)

Class C
Issued	16,891	19,166	87,766	490,624
Reinvested	1	2	28	73
Redeemed	(8,400)	(19,929)	(287,342)	(457,047)

Change in Class C Shares	8,492	(761)	(199,548)	33,650

Agency
Issued	178,274,295	327,535,472	218,437	1,366,119
Reinvested	69	134	6	4
Redeemed	(177,278,513)	(328,497,424)	(253,884)	(1,342,453)

Change in Agency Shares	995,851	(961,818)	(35,441)	23,670

Capital
Issued	484,353,507	735,970,811	9,449,744	18,636,462
Reinvested	12,021	11,753	1,300	1,738
Redeemed	(481,696,432)	(738,035,627)	(8,469,764)	(19,543,918)

Change in Capital Shares	2,669,096	(2,053,063)	981,280	(905,718)

Cash Management
Issued	1,737,688	3,307,838	—	—
Reinvested	52	109	—	—
Redeemed	(2,093,163)	(2,825,546)	—	—

Change in Cash Management Shares	(355,423)	482,401	—	—

Direct
Issued	1,831,471	4,211,565	—	—
Redeemed	(2,007,126)	(3,388,143)	—	—

Change in Direct Shares	(175,655)	823,422	—	—

Eagle Class
Issued	277,027	490,999	—	—
Reinvested	17	37	—	—
Redeemed	(246,986)	(540,191)	—	—

Change in Eagle Class Shares	30,058	(49,155)	—	—

E*Trade
Issued	—	—	1,424,088	3,441,422
Reinvested	—	—	378	2,006
Redeemed	—	—	(1,661,630)	(1,867,510)

Change in E*Trade Shares	—	—	(237,164)	1,575,918

IM
Issued	21,536,782	17,876,818	—	—
Reinvested	75	255	—	—
Redeemed	(23,136,492)	(14,127,691)	—	—

Change in IM Shares	(1,599,635)	3,749,382	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
SHARE TRANSACTIONS: (continued)
Institutional Class
Issued	82,074,572	132,887,668	22,054,619	39,571,799
Reinvested	1,696	1,090	561	446
Redeemed	(83,760,858)	(134,308,893)	(23,853,595)	(35,780,613)

Change in Institutional Class Shares	(1,684,590)	(1,420,135)	(1,798,415)	3,791,632

Investor
Issued	653,474	878,123	270,247	1,405,159
Reinvested	59	101	— (b)	3
Redeemed	(313,190)	(489,493)	(277,095)	(2,042,764)

Change in Investor Shares	340,343	388,731	(6,848)	(637,602)

Morgan
Issued	50,169,799	117,287,656	1,372,733	3,090,843
Reinvested	57	135	80	181
Redeemed	(50,402,707)	(117,341,813)	(1,373,979)	(3,774,126)
Conversion from Class B Shares	514	76	1,054	170

Change in Morgan Shares	(232,337)	(53,946)	(112)	(682,932)

Premier
Issued	22,095,057	30,752,151	436,705	1,130,431
Reinvested	30	66	1	2
Redeemed	(20,991,759)	(31,183,803)	(395,359)	(1,143,014)

Change in Premier Shares	1,103,328	(431,586)	41,347	(12,581)

Reserve
Issued	14,723,782	44,409,004	18,282,662	42,895,532
Reinvested	50	112	2	3
Redeemed	(14,870,806)	(44,681,289)	(18,316,695)	(42,907,754)

Change in Reserve Shares	(146,974)	(272,173)	(34,031)	(12,219)

Service
Issued	1,123,792	1,408,892	9,193,823	19,434,179
Reinvested	84	191	2	4
Redeemed	(812,564)	(1,500,431)	(9,213,238)	(19,433,880)

Change in Service Shares	311,312	(91,348)	(19,413)	303

(a)	All remaining Class B Shares converted to Morgan Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Morgan Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CAPITAL TRANSACTIONS:
Class B (a)
Proceeds from shares issued	$—	$—	$2	$58
Distributions reinvested	—	—	—	— (b)
Cost of shares redeemed	—	—	(9)	(17)
Conversion to Morgan Shares	—	—	(138)	(46)

Change in net assets resulting from Class B capital transactions	$—	$—	$(145)	$(5)

Class C
Proceeds from shares issued	$—	$—	$45,710	$114,917
Distributions reinvested	—	—	—	3
Cost of shares redeemed	—	—	(48,110)	(88,466)

Change in net assets resulting from Class C capital transactions	$—	$—	$(2,400)	$26,454

Agency
Proceeds from shares issued	$158,994,030	$169,583,964	$30,967,012	$73,715,082
Distributions reinvested	23	53	—	4
Cost of shares redeemed	(156,305,090)	(169,253,745)	(31,021,530)	(75,447,740)

Change in net assets resulting from Agency capital transactions	$2,688,963	$330,272	$(54,518)	$(1,732,654)

Capital
Proceeds from shares issued	$213,074,732	$269,157,121	$—	$—
Distributions reinvested	631	1,624	—	—
Cost of shares redeemed	(219,899,738)	(262,003,000)	—	—

Change in net assets resulting from Capital capital transactions	$(6,824,375)	$7,155,745	$—	$—

Direct
Proceeds from shares issued	$1,041,887	$922,160	$1,839,498	$2,579,091
Cost of shares redeemed	(578,024)	(908,601)	(1,911,513)	(3,012,864)

Change in net assets resulting from Direct capital transactions	$463,863	$13,559	$(72,015)	$(433,773)

Eagle Class
Proceeds from shares issued	$545,546	$1,024,871	$— (b)	$—
Distributions reinvested	16	149	—	— (b)
Cost of shares redeemed	(560,225)	(2,512,336)	(80)	—

Change in net assets resulting from Eagle Class capital transactions	$(14,663)	$(1,487,316)	$(80)	$— (b)

IM
Proceeds from shares issued	$873,712	$4,979,322	$11,185,592	$15,986,310
Distributions reinvested	— (b)	— (b)	—	6
Cost of shares redeemed	(1,441,599)	(4,399,972)	(10,608,178)	(14,872,167)

Change in net assets resulting from IM capital transactions	$(567,887)	$579,350	$577,414	$1,114,149

Institutional Class
Proceeds from shares issued	$91,404,911	$106,975,416	$56,774,382	$52,301,869
Distributions reinvested	88	124	—	36
Cost of shares redeemed	(90,548,826)	(105,795,641)	(53,912,007)	(53,081,442)

Change in net assets resulting from Institutional Class capital transactions	$856,173	$1,179,899	$2,862,375	$(779,537)

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CAPITAL TRANSACTIONS: (continued)
Investor
Proceeds from shares issued	$1,209,305	$2,180,154	$140,658	$711,006
Distributions reinvested	151	374	—	— (b)
Cost of shares redeemed	(730,019)	(2,779,131)	(215,438)	(766,554)

Change in net assets resulting from Investor capital transactions	$479,437	$(598,603)	$(74,780)	$(55,548)

Morgan
Proceeds from shares issued	$59,915,684	$79,037,849	$16,067,900	$38,804,738
Distributions reinvested	20	48	—	1
Cost of shares redeemed	(59,474,263)	(79,434,214)	(16,078,314)	(38,682,124)
Conversion from Class B Shares	—	—	138	46

Change in net assets resulting from Morgan capital transactions	$441,441	$(396,317)	$(10,276)	$122,661

Premier
Proceeds from shares issued	$58,210,371	$58,242,619	$14,142,167	$26,649,005
Distributions reinvested	14	28	—	1
Cost of shares redeemed	(55,025,049)	(58,446,850)	(14,182,406)	(26,759,900)

Change in net assets resulting from Premier capital transactions	$3,185,336	$(204,203)	$(40,239)	$(110,894)

Reserve
Proceeds from shares issued	$3,298,252	$4,997,076	$11,605,165	$31,889,762
Distributions reinvested	5	9	—	14
Cost of shares redeemed	(3,401,597)	(4,895,684)	(11,636,102)	(31,985,735)

Change in net assets resulting from Reserve capital transactions	$(103,340)	$101,401	$(30,937)	$(95,959)

Service
Proceeds from shares issued	$2,483,090	$4,529,412	$— (b)	$—
Distributions reinvested	41	94	—	— (b)
Cost of shares redeemed	(2,639,229)	(4,514,325)	(80)	—

Change in net assets resulting from Service capital transactions	$(156,098)	$15,181	$(80)	$— (b)

Total change in net assets resulting from capital transactions	$448,850	$6,688,968	$3,154,319	$(1,945,106)

(a)	All remaining Class B Shares converted to Morgan Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Morgan Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
SHARE TRANSACTIONS:
Class B (a)
Issued	—	—	2	58
Reinvested	—	—	—	— (b)
Redeemed	—	—	(9)	(17)
Conversion to Morgan Shares	—	—	(138)	(46)

Change in Class B Shares	—	—	(145)	(5)

Class C
Issued	—	—	45,704	114,917
Reinvested	—	—	—	3
Redeemed	—	—	(48,110)	(88,466)

Change in Class C Shares	—	—	(2,406)	26,454

Agency
Issued	158,994,030	169,583,964	30,967,051	73,715,082
Reinvested	23	53	—	4
Redeemed	(156,305,090)	(169,253,745)	(31,021,530)	(75,447,740)

Change in Agency Shares	2,688,963	330,272	(54,479)	(1,732,654)

Capital
Issued	213,074,732	269,157,121	—	—
Reinvested	631	1,624	—	—
Redeemed	(219,899,738)	(262,003,000)	—	—

Change in Capital Shares	(6,824,375)	7,155,745	—	—

Direct
Issued	1,041,887	922,160	1,839,424	2,579,091
Redeemed	(578,024)	(908,601)	(1,911,512)	(3,012,864)

Change in Direct Shares	463,863	13,559	(72,088)	(433,773)

Eagle Class
Issued	545,546	1,024,871	—	—
Reinvested	16	149	—	— (b)
Redeemed	(560,225)	(2,512,336)	(80)	—

Change in Eagle Class Shares	(14,663)	(1,487,316)	(80)	— (b)

IM
Issued	873,712	4,979,322	11,185,756	15,986,310
Reinvested	— (b)	— (b)	—	6
Redeemed	(1,441,599)	(4,399,972)	(10,608,159)	(14,872,167)

Change in IM Shares	(567,887)	579,350	577,597	1,114,149

Institutional Class
Issued	91,404,911	106,975,416	56,774,411	52,301,869
Reinvested	88	124	—	36
Redeemed	(90,548,826)	(105,795,641)	(53,912,007)	(53,081,442)

Change in Institutional Class Shares	856,173	1,179,899	2,862,404	(779,537)

Investor
Issued	1,209,305	2,180,154	140,636	711,006
Reinvested	151	374	—	— (b)
Redeemed	(730,019)	(2,779,131)	(215,438)	(766,554)

Change in Investor Shares	479,437	(598,603)	(74,802)	(55,548)

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
SHARE TRANSACTIONS: (continued)
Morgan
Issued	59,915,684	79,037,849	16,067,864	38,804,738
Reinvested	20	48	—	1
Redeemed	(59,474,263)	(79,434,214)	(16,078,314)	(38,682,124)
Conversion from Class B Shares	—	—	138	46

Change in Morgan Shares	441,441	(396,317)	(10,312)	122,661

Premier
Issued	58,210,371	58,242,619	14,142,104	26,649,005
Reinvested	14	28	—	1
Redeemed	(55,025,049)	(58,446,850)	(14,182,406)	(26,759,900)

Change in Premier Shares	3,185,336	(204,203)	(40,302)	(110,894)

Reserve
Issued	3,298,252	4,997,076	11,605,114	31,889,762
Reinvested	5	9	—	14
Redeemed	(3,401,597)	(4,895,684)	(11,636,102)	(31,985,735)

Change in Reserve Shares	(103,340)	101,401	(30,988)	(95,959)

Service
Issued	2,483,090	4,529,412	—	—
Reinvested	41	94	—	— (b)
Redeemed	(2,639,229)	(4,514,325)	(80)	—

Change in Service Shares	(156,098)	15,181	(80)	— (b)

(a)	All remaining Class B Shares converted to Morgan Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Morgan Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$127,394	$311,654	$34,482,460	$79,404,988
Distributions reinvested	1	2	—	15
Cost of shares redeemed	(121,394)	(460,144)	(34,744,170)	(79,696,748)

Change in net assets resulting from Agency capital transactions	$6,001	$(148,488)	$(261,710)	$(291,745)

Capital
Proceeds from shares issued	$—	$—	$17,962,732	$28,670,009
Distributions reinvested	—	—	—	133
Cost of shares redeemed	—	—	(15,178,279)	(29,421,117)

Change in net assets resulting from Capital capital transactions	$—	$—	$2,784,453	$(750,975)

Institutional Class
Proceeds from shares issued	$4,336,848	$9,036,513	$17,150,625	$26,295,184
Distributions reinvested	95	233	—	80
Cost of shares redeemed	(4,284,441)	(8,876,645)	(18,157,062)	(25,136,281)

Change in net assets resulting from Institutional Class capital transactions	$52,502	$160,101	$(1,006,437)	$1,158,983

Morgan
Proceeds from shares issued	$305,451	$792,007	$118,455,514	$117,581,630
Distributions reinvested	4	9	—	7
Cost of shares redeemed	(325,740)	(777,371)	(117,690,870)	(117,729,842)

Change in net assets resulting from Morgan capital transactions	$(20,285)	$14,645	$764,644	$(148,205)

Premier
Proceeds from shares issued	$189,221	$494,129	$21,626,814	$42,880,471
Distributions reinvested	4	13	—	5
Cost of shares redeemed	(224,448)	(551,761)	(21,626,484)	(42,751,490)

Change in net assets resulting from Premier capital transactions	$(35,223)	$(57,619)	$330	$128,986

Reserve
Proceeds from shares issued	$25,395	$24,817	$14,156	$61,929
Distributions reinvested	1	— (a)	—	1
Cost of shares redeemed	(12,138)	(24,984)	(19,568)	(59,509)

Change in net assets resulting from Reserve capital transactions	$13,258	$(167)	$(5,412)	$2,421

Service
Distributions reinvested	$—	$—	$—	$— (a)
Cost of shares redeemed	—	—	(80)	—

Change in net assets resulting from Service capital transactions	$—	$—	$(80)	$— (a)

Total change in net assets resulting from capital transactions	$16,253	$(31,528)	$2,275,788	$99,465

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
SHARE TRANSACTIONS:
Agency
Issued	127,394	311,617	34,482,460	79,404,988
Reinvested	1	2	—	15
Redeemed	(121,394)	(460,139)	(34,744,165)	(79,696,748)

Change in Agency Shares	6,001	(148,520)	(261,705)	(291,745)

Capital
Issued	—	—	17,962,721	28,670,009
Reinvested	—	—	—	133
Redeemed	—	—	(15,178,279)	(29,421,117)

Change in Capital Shares	—	—	2,784,442	(750,975)

Institutional Class
Issued	4,336,848	9,036,553	17,150,623	26,295,184
Reinvested	95	233	—	80
Redeemed	(4,284,441)	(8,876,623)	(18,157,062)	(25,136,281)

Change in Institutional Class Shares	52,502	160,163	(1,006,439)	1,158,983

Morgan
Issued	305,451	791,997	118,455,514	117,581,630
Reinvested	4	9	—	7
Redeemed	(325,740)	(777,371)	(117,690,868)	(117,729,842)

Change in Morgan Shares	(20,285)	14,635	764,646	(148,205)

Premier
Issued	189,221	494,110	21,626,814	42,880,471
Reinvested	4	13	—	5
Redeemed	(224,448)	(551,761)	(21,626,480)	(42,751,490)

Change in Premier Shares	(35,223)	(57,638)	334	128,986

Reserve
Issued	25,395	24,817	14,156	61,929
Reinvested	1	— (a)	—	1
Redeemed	(12,138)	(24,984)	(19,566)	(59,509)

Change in Reserve Shares	13,258	(167)	(5,410)	2,421

Service
Reinvested	—	—	—	— (a)
Redeemed	—	—	(80)	—

Change in Service Shares	—	—	(80)	— (a)

(a)	Amount rounds to less than $1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$690,643	$1,444,926	$392,881	$662,016
Distributions reinvested	3	20	— (a)	1
Cost of shares redeemed	(707,022)	(1,430,325)	(426,456)	(620,102)

Change in net assets resulting from Agency capital transactions	$(16,376)	$14,621	$(33,575)	$41,915

Direct
Distributions reinvested	$— (a)	$— (a)	$—	$—
Cost of shares redeemed	(80)	—	—	—

Change in net assets resulting from Direct capital transactions	$(80)	$— (a)	$—	$—

Eagle Class
Proceeds from shares issued	$427,572	$865,077	$—	$—
Distributions reinvested	62	256	—	—
Cost of shares redeemed	(507,645)	(895,219)	—	—

Change in net assets resulting from Eagle Class capital transactions	$(80,011)	$(29,886)	$—	$—

E*Trade
Proceeds from shares issued	$—	$—	$255,930	$589,152
Distributions reinvested	—	—	99	291
Cost of shares redeemed	—	—	(321,962)	(580,761)

Change in net assets resulting from E*Trade capital transactions	$—	$—	$(65,933)	$8,682

Institutional Class
Proceeds from shares issued	$37,980,990	$64,216,110	$384,135	$674,799
Distributions reinvested	45	212	8	24
Cost of shares redeemed	(39,630,473)	(63,204,811)	(393,010)	(710,942)

Change in net assets resulting from Institutional Class capital transactions	$(1,649,438)	$1,011,511	$(8,867)	$(36,119)

Morgan
Proceeds from shares issued	$4,831,832	$13,579,265	$445,830	$892,182
Distributions reinvested	1	3	18	36
Cost of shares redeemed	(4,848,840)	(13,749,954)	(405,826)	(869,074)

Change in net assets resulting from Morgan capital transactions	$(17,007)	$(170,686)	$40,022	$23,144

Premier
Proceeds from shares issued	$4,453,740	$16,350,585	$22,368	$58,886
Distributions reinvested	2	15	1	6
Cost of shares redeemed	(4,361,088)	(16,147,868)	(20,143)	(69,875)

Change in net assets resulting from Premier capital transactions	$92,654	$202,732	$2,226	$(10,983)

Reserve
Proceeds from shares issued	$6,678,199	$14,127,611	$1,310,862	$3,751,415
Distributions reinvested	17	71	1	1
Cost of shares redeemed	(6,089,702)	(14,403,460)	(1,312,303)	(3,772,722)

Change in net assets resulting from Reserve capital transactions	$588,514	$(275,778)	$(1,440)	$(21,306)

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
Service
Proceeds from shares issued	$—	$—	$1,752,172	$3,322,113
Distributions reinvested	—	—	18	44
Cost of shares redeemed	—	—	(1,697,522)	(3,163,019)

Change in net assets resulting from Service capital transactions	$—	$—	$54,668	$159,138

Total change in net assets resulting from capital transactions	$(1,081,744)	$752,514	$(12,899)	$164,471

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
SHARE TRANSACTIONS:
Agency
Issued	690,643	1,444,926	392,881	662,016
Reinvested	3	20	— (a)	1
Redeemed	(707,022)	(1,430,325)	(426,456)	(620,102)

Change in Agency Shares	(16,376)	14,621	(33,575)	41,915

Direct
Reinvested	— (a)	— (a)	—	—
Redeemed	(80)	—	—	—

Change in Direct Shares	(80)	— (a)	—	—

Eagle Class
Issued	427,572	865,077	—	—
Reinvested	62	256	—	—
Redeemed	(507,645)	(895,219)	—	—

Change in Eagle Class Shares	(80,011)	(29,886)	—	—

E*Trade
Issued	—	—	255,930	589,152
Reinvested	—	—	99	291
Redeemed	—	—	(321,962)	(580,761)

Change in E*Trade Shares	—	—	(65,933)	8,682

Institutional Class
Issued	37,980,990	64,216,110	384,135	674,799
Reinvested	45	212	8	24
Redeemed	(39,630,473)	(63,204,811)	(393,010)	(710,942)

Change in Institutional Class Shares	(1,649,438)	1,011,511	(8,867)	(36,119)

Morgan
Issued	4,831,832	13,579,265	445,830	892,182
Reinvested	1	3	18	36
Redeemed	(4,848,840)	(13,749,954)	(405,826)	(869,074)

Change in Morgan Shares	(17,007)	(170,686)	40,022	23,144

Premier
Issued	4,453,740	16,350,585	22,368	58,886
Reinvested	2	15	1	6
Redeemed	(4,361,088)	(16,147,868)	(20,143)	(69,875)

Change in Premier Shares	92,654	202,732	2,226	(10,983)

Reserve
Issued	6,678,199	14,127,611	1,310,862	3,751,415
Reinvested	17	71	1	1
Redeemed	(6,089,702)	(14,403,460)	(1,312,303)	(3,772,722)

Change in Reserve Shares	588,514	(275,778)	(1,440)	(21,306)

Service
Issued	—	—	1,752,172	3,322,113
Reinvested	—	—	18	44
Redeemed	—	—	(1,697,522)	(3,163,019)

Change in Service Shares	—	—	54,668	159,138

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Prime Money Market Fund
Class C
Six Months Ended August 31, 2015 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Agency
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Capital
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Cash Management
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Direct
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Eagle Class
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
May 10, 2010 (e) through February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%	$25,389	0.26%	0.01%	1.18%
1.00	0.01	16,897	0.22	0.01	1.16
1.00	0.01	17,658	0.23	0.01	1.16
1.00	0.01	9,087	0.32	0.01	1.16
1.00	0.01	9,993	0.29	0.01	1.16
1.00	0.01	12,361	0.32	0.01	1.16

1.00	0.01	7,599,367	0.26	0.01	0.31
1.00	0.01	6,603,508	0.22	0.01	0.31
1.00	0.01	7,565,361	0.23	0.01	0.31
1.00	0.08	7,532,479	0.26	0.08	0.31
1.00	0.04	8,019,311	0.26	0.04	0.31
1.00	0.07	12,815,353	0.26	0.07	0.31

1.00	0.04	68,809,520	0.18	0.09	0.21
1.00	0.05	66,140,350	0.18	0.05	0.21
1.00	0.06	68,193,741	0.18	0.06	0.21
1.00	0.16	68,141,597	0.18	0.16	0.21
1.00	0.12	75,485,880	0.18	0.12	0.21
1.00	0.15	76,648,261	0.18	0.14	0.21

1.00	0.01	880,629	0.26	0.01	0.96
1.00	0.01	1,236,050	0.22	0.01	0.96
1.00	0.01	753,657	0.23	0.01	0.96
1.00	0.01	702,440	0.32	0.01	0.96
1.00	0.01	527,614	0.29	0.01	0.96
1.00	0.01	565,910	0.32	0.01	0.96

1.00	0.02	2,243,797	0.23	0.04	0.31
1.00	0.04	2,419,449	0.19	0.04	0.31
1.00	0.02	1,596,040	0.21	0.02	0.31
1.00	0.04	754,195	0.30	0.04	0.31
1.00	0.02	1,558,831	0.28	0.02	0.31
1.00	0.03	1,183,658	0.29	0.03	0.31

1.00	0.01	354,228	0.26	0.01	0.71
1.00	0.01	324,169	0.22	0.01	0.71
1.00	0.01	373,324	0.23	0.01	0.71
1.00	0.01	431,169	0.35	0.01	0.71
1.00	0.01	838,513	0.29	0.01	0.71
1.00	0.01	1,207,045	0.41	0.01	0.88

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Prime Money Market Fund (continued)
IM
Six Months Ended August 31, 2015 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
May 31, 2012 (e) through February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Institutional Class
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Investor
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Morgan
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Premier
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Reserve
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Service
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.06%	$2,149,827	0.16%	0.11%	0.16%
1.00	0.07	3,749,460	0.16	0.08	0.16
1.00	0.08	100	0.16	0.08	0.16
1.00	0.12	100	0.16	0.16	0.16

1.00	0.03	26,034,178	0.21	0.06	0.26
1.00	0.02	27,718,738	0.21	0.02	0.26
1.00	0.03	29,139,007	0.21	0.03	0.26
1.00	0.13	23,495,745	0.21	0.13	0.26
1.00	0.09	26,769,490	0.21	0.09	0.26
1.00	0.12	29,886,053	0.21	0.11	0.26

1.00	0.01	1,421,994	0.26	0.01	0.51
1.00	0.01	1,081,648	0.22	0.01	0.51
1.00	0.01	692,922	0.23	0.01	0.51
1.00	0.01	403,330	0.33	0.01	0.51
1.00	0.01	520,797	0.29	0.01	0.51
1.00	0.01	480,917	0.32	0.01	0.51

1.00	0.01	2,046,627	0.26	0.01	0.53
1.00	0.01	2,278,962	0.22	0.01	0.51
1.00	0.01	2,332,919	0.23	0.01	0.51
1.00	0.01	2,549,889	0.33	0.01	0.51
1.00	0.01	2,667,326	0.29	0.01	0.51
1.00	0.01	2,936,414	0.31	0.01	0.51

1.00	0.01	2,693,110	0.26	0.01	0.46
1.00	0.01	1,589,780	0.22	0.01	0.46
1.00	0.01	2,021,372	0.23	0.01	0.46
1.00	0.01	2,540,125	0.33	0.01	0.46
1.00	0.01	3,338,000	0.29	0.01	0.46
1.00	0.01	5,021,450	0.31	0.01	0.46

1.00	0.01	1,007,495	0.26	0.01	0.71
1.00	0.01	1,154,468	0.22	0.01	0.71
1.00	0.01	1,426,646	0.23	0.01	0.71
1.00	0.01	1,449,080	0.32	0.01	0.71
1.00	0.01	1,526,992	0.29	0.01	0.71
1.00	0.01	1,781,936	0.31	0.01	0.71

1.00	0.01	2,034,457	0.26	0.01	1.06
1.00	0.01	1,723,144	0.22	0.01	1.06
1.00	0.01	1,814,501	0.23	0.01	1.06
1.00	0.01	1,563,743	0.32	0.01	1.06
1.00	0.01	1,419,924	0.29	0.01	1.06
1.00	0.01	1,088,239	0.31	0.01	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Liquid Assets Money Market Fund
Class C
Six Months Ended August 31, 2015 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Agency
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Capital
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

E*Trade
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Investor
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%	$504,729	0.28%	0.01%	1.17%
1.00	0.01	704,276	0.24	0.01	1.17
1.00	0.01	670,626	0.24	0.01	1.18
1.00	0.01	364,445	0.34	0.01	1.17
1.00	0.01	398,734	0.30	0.01	1.17
1.00	0.02	419,195	0.33	0.01	1.18

1.00	0.02	60,209	0.26	0.03	0.32
1.00	0.01	95,650	0.24	0.01	0.32
1.00	0.01	71,955	0.24	0.01	0.33
1.00	0.09	122,386	0.26	0.09	0.32
1.00	0.05	134,975	0.26	0.05	0.32
1.00	0.09	415,248	0.26	0.08	0.33

1.00	0.06	3,870,827	0.18	0.11	0.22
1.00	0.07	2,889,536	0.18	0.06	0.22
1.00	0.07	3,795,256	0.18	0.07	0.23
1.00	0.17	2,806,226	0.18	0.17	0.22
1.00	0.13	2,985,462	0.18	0.13	0.22
1.00	0.17	2,296,780	0.18	0.16	0.22

1.00	0.01	7,260,845	0.28	0.01	1.07
1.00	0.03	7,497,985	0.22	0.03	1.07
1.00	0.05	5,922,072	0.20	0.05	1.08
1.00	0.05	2,446,643	0.27	0.05	1.07
1.00	0.05	199,806	0.26	0.05	1.07
1.00	0.06	187,244	0.29	0.05	1.07

1.00	0.04	4,894,237	0.21	0.08	0.27
1.00	0.04	6,692,633	0.21	0.04	0.27
1.00	0.04	2,901,004	0.21	0.04	0.28
1.00	0.14	2,534,423	0.21	0.14	0.27
1.00	0.10	4,243,305	0.21	0.10	0.27
1.00	0.14	2,183,936	0.21	0.13	0.27

1.00	0.01	109,348	0.28	0.01	0.52
1.00	0.01	116,196	0.23	0.01	0.52
1.00	0.01	753,825	0.24	0.01	0.53
1.00	0.01	567,682	0.34	0.01	0.52
1.00	0.01	562,453	0.30	0.01	0.52
1.00	0.02	491,592	0.33	0.01	0.52

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Liquid Assets Money Market Fund (continued)
Morgan
Six Months Ended August 31, 2015 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Premier
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Reserve
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Service
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%	$1,684,454	0.28%	0.01%	0.62%
1.00	0.01	1,684,561	0.24	0.01	0.62
1.00	0.01	2,367,494	0.24	0.01	0.63
1.00	0.01	2,472,266	0.34	0.01	0.62
1.00	0.01	2,975,898	0.30	0.01	0.62
1.00	0.02	2,964,774	0.33	0.01	0.62

1.00	0.01	159,498	0.29	0.01	0.47
1.00	0.01	118,152	0.24	0.01	0.47
1.00	0.01	130,733	0.24	0.01	0.48
1.00	0.01	154,775	0.34	0.01	0.47
1.00	0.01	166,487	0.30	0.01	0.47
1.00	0.02	231,302	0.33	0.01	0.47

1.00	0.01	138,624	0.28	0.01	0.72
1.00	0.01	172,653	0.24	0.01	0.72
1.00	0.01	184,873	0.24	0.01	0.73
1.00	0.01	178,029	0.34	0.01	0.72
1.00	0.01	249,909	0.30	0.01	0.72
1.00	0.02	286,293	0.33	0.01	0.72

1.00	0.01	99,345	0.28	0.01	1.07
1.00	0.01	118,759	0.24	0.01	1.07
1.00	0.01	118,455	0.24	0.01	1.08
1.00	0.01	118,015	0.34	0.01	1.07
1.00	0.01	156,429	0.30	0.01	1.07
1.00	0.02	216,160	0.33	0.01	1.07

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Government Money Market Fund
Agency
Six Months Ended August 31, 2015 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Capital
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Direct
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Eagle Class
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
March 1, 2012 (f) through February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

IM
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
May 31, 2012 (f) through February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
				Ratios to average net assets (a)

Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$10,117,756	0.11%	0.01%		0.31%
1.00	0.01		7,428,617	0.08	0.01		0.31
1.00	0.01		7,098,492	0.09	0.01		0.31
1.00	0.00	(e)	9,712,330	0.17	0.00	(e)	0.31
1.00	0.01		8,520,118	0.12	0.01		0.31
1.00	0.02		7,720,013	0.24	0.00	(e)	0.31

1.00	0.01		26,149,068	0.11	0.01		0.21
1.00	0.01		32,973,407	0.07	0.01		0.21
1.00	0.01		25,817,838	0.09	0.01		0.21
1.00	0.01		28,211,844	0.16	0.01		0.21
1.00	0.01		33,517,276	0.12	0.01		0.21
1.00	0.08		34,776,795	0.18	0.06		0.21

1.00	0.01		758,869	0.11	0.01		0.31
1.00	0.01		294,989	0.07	0.01		0.31
1.00	0.01		281,437	0.09	0.01		0.31
1.00	0.00	(e)	392,336	0.17	0.00	(e)	0.31
1.00	0.01		645,927	0.12	0.01		0.31
1.00	0.02		377,821	0.24	0.00	(e)	0.31

1.00	0.01		336,334	0.11	0.01		0.71
1.00	0.01		351,014	0.07	0.01		0.71
1.00	0.01		1,838,360	0.09	0.01		0.71
1.00	0.01		2,219,405	0.16	0.01		0.71

1.00	0.01		574,908	0.11	0.01		0.16
1.00	0.01		1,142,811	0.07	0.01		0.16
1.00	0.01		563,436	0.08	0.02		0.16
1.00	0.02		100	0.15	0.03		0.16

1.00	0.01		9,135,875	0.11	0.01		0.26
1.00	0.01		8,279,641	0.07	0.01		0.26
1.00	0.01		7,099,746	0.09	0.01		0.26
1.00	0.00	(e)	8,263,941	0.17	0.00	(e)	0.26
1.00	0.01		10,402,935	0.12	0.01		0.26
1.00	0.05		11,591,430	0.21	0.03		0.26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Government Money Market Fund (continued)
Investor
Six Months Ended August 31, 2015 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Morgan
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Premier
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Reserve
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Service
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
				Ratios to average net assets (a)

Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$3,545,473	0.11%	%0.01		0.51%
1.00	0.01		3,066,013	0.07	0.01		0.51
1.00	0.01		3,664,674	0.09	0.01		0.51
1.00	0.00	(e)	4,437,341	0.17	0.00	(e)	0.51
1.00	0.01		4,401,603	0.12	0.01		0.51
1.00	0.02		3,266,727	0.24	0.00	(e)	0.51

1.00	0.01		2,480,819	0.11	0.01		0.61
1.00	0.01		2,039,361	0.08	0.01		0.61
1.00	0.01		2,435,725	0.09	0.01		0.61
1.00	0.00	(e)	2,795,260	0.17	0.00	(e)	0.61
1.00	0.01		1,931,164	0.13	0.01		0.61
1.00	0.02		2,381,884	0.24	0.00	(e)	0.61

1.00	0.01		6,627,188	0.11	0.01		0.46
1.00	0.01		3,441,795	0.07	0.01		0.46
1.00	0.01		3,646,033	0.09	0.01		0.46
1.00	0.00	(e)	4,184,299	0.17	0.00	(e)	0.46
1.00	0.01		4,841,573	0.12	0.01		0.46
1.00	0.02		4,769,530	0.24	0.00	(e)	0.46

1.00	0.01		46,944	0.11	0.01		0.71
1.00	0.01		150,289	0.08	0.01		0.71
1.00	0.01		48,890	0.09	0.01		0.71
1.00	0.00	(e)	34,522	0.17	0.00	(e)	0.71
1.00	0.01		23,828	0.14	0.00	(e)	0.71
1.00	0.02		44,382	0.24	0.00	(e)	0.71

1.00	0.01		757,415	0.11	0.01		1.06
1.00	0.01		913,521	0.07	0.01		1.06
1.00	0.01		898,352	0.09	0.01		1.06
1.00	0.00	(e)	910,554	0.17	0.00	(e)	1.06
1.00	0.01		867,708	0.13	0.00	(e)	1.06
1.00	0.02		561,970	0.24	0.00	(e)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund
Class C
Six Months Ended August 31, 2015 (Unaudited)	$1.00	$—		$—		$—		$—		$—		$—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Agency
Six Months Ended August 31, 2015 (Unaudited)	1.00	—		—		—		—		—		—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Direct
Six Months Ended August 31, 2015 (Unaudited)	1.00	—		—		—		—		—		—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Eagle Class
Six Months Ended August 31, 2015 (Unaudited)	1.00	—		—		—		—		—		—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
March 1, 2012 (f) through February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

IM
Six Months Ended August 31, 2015 (Unaudited)	1.00	—		—		—		—		—		—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
May 31, 2012 (f) through February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Six Months Ended August 31, 2015 (Unaudited)	1.00	—		—		—		—		—		—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$166,461	0.10%	0.00%		1.16%
1.00	0.00	(e)	168,863	0.07	0.00	(e)	1.16
1.00	0.00	(e)	142,412	0.08	0.00	(e)	1.16
1.00	0.00	(e)	185,554	0.15	0.00	(e)	1.16
1.00	0.00	(e)	189,206	0.09	0.00	(e)	1.16
1.00	0.01		175,024	0.21	0.00	(e)	1.16

1.00	0.00	(e)	803,741	0.10	0.00		0.31
1.00	0.00	(e)	858,260	0.07	0.00	(e)	0.31
1.00	0.00	(e)	2,590,914	0.08	0.00	(e)	0.31
1.00	0.00	(e)	2,869,561	0.15	0.00	(e)	0.31
1.00	0.00	(e)	998,134	0.09	0.00	(e)	0.31
1.00	0.01		2,052,542	0.21	0.00	(e)	0.31

1.00	0.00	(e)	1,149,997	0.10	0.00		0.31
1.00	0.00	(e)	1,222,018	0.07	0.00	(e)	0.31
1.00	0.00	(e)	1,655,840	0.08	0.00	(e)	0.31
1.00	0.00	(e)	1,634,584	0.15	0.00		0.31
1.00	0.00	(e)	2,070,205	0.08	0.00	(e)	0.31
1.00	0.01		1,197,068	0.21	0.00	(e)	0.31

1.00	0.00	(e)	20	0.10	0.00		0.98
1.00	0.00	(e)	100	0.07	0.00	(e)	0.71
1.00	0.00	(e)	100	0.08	0.00	(e)	0.71
1.00	0.00	(e)	100	0.15	0.00		0.71

1.00	0.00	(e)	3,623,146	0.10	0.00		0.16
1.00	0.00	(e)	3,045,746	0.07	0.00	(e)	0.16
1.00	0.00	(e)	1,931,586	0.07	0.00	(e)	0.16
1.00	0.01		100	0.14	0.02		0.16

1.00	0.00	(e)	9,379,161	0.10	0.00		0.26
1.00	0.00	(e)	6,516,731	0.07	0.00	(e)	0.26
1.00	0.00	(e)	7,296,339	0.08	0.00	(e)	0.26
1.00	0.00	(e)	7,555,937	0.15	0.00	(e)	0.26
1.00	0.00	(e)	6,946,570	0.08	0.00	(e)	0.26
1.00	0.02		5,796,795	0.20	0.01		0.26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund (continued)
Investor
Six Months Ended August 31, 2015 (Unaudited)	$1.00	$—		$—		$—		$—		$—		$—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Morgan
Six Months Ended August 31, 2015 (Unaudited)	1.00	—		—		—		—		—		—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Premier
Six Months Ended August 31, 2015 (Unaudited)	1.00	—		—		—		—		—		—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Reserve
Six Months Ended August 31, 2015 (Unaudited)	1.00	—		—		—		—		—		—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Service
Six Months Ended August 31, 2015 (Unaudited)	1.00	—		—		—		—		—		—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$107,126	0.10%	0.00%		0.51%
1.00	0.00	(e)	181,909	0.07	0.00	(e)	0.51
1.00	0.00	(e)	237,466	0.08	0.00	(e)	0.51
1.00	0.00	(e)	300,429	0.15	0.00		0.51
1.00	0.00	(e)	381,781	0.08	0.00	(e)	0.51
1.00	0.01		461,529	0.21	0.00	(e)	0.51

1.00	0.00	(e)	724,497	0.10	0.00		0.61
1.00	0.00	(e)	734,788	0.07	0.00	(e)	0.61
1.00	0.00	(e)	612,152	0.08	0.00	(e)	0.61
1.00	0.00	(e)	597,117	0.15	0.00	(e)	0.61
1.00	0.00	(e)	554,548	0.10	0.00	(e)	0.61
1.00	0.01		875,074	0.21	0.00	(e)	0.61

1.00	0.00	(e)	342,775	0.10	0.00		0.46
1.00	0.00	(e)	383,019	0.07	0.00	(e)	0.46
1.00	0.00	(e)	493,950	0.08	0.00	(e)	0.46
1.00	0.00	(e)	611,667	0.15	0.00	(e)	0.46
1.00	0.00	(e)	618,249	0.09	0.00	(e)	0.46
1.00	0.01		720,085	0.21	0.00	(e)	0.46

1.00	0.00	(e)	816,154	0.10	0.00		0.71
1.00	0.00	(e)	847,101	0.07	0.00	(e)	0.71
1.00	0.00	(e)	943,099	0.08	0.00	(e)	0.71
1.00	0.00	(e)	915,908	0.15	0.00	(e)	0.71
1.00	0.00	(e)	998,994	0.09	0.00	(e)	0.71
1.00	0.01		1,074,397	0.21	0.00	(e)	0.71

1.00	0.00	(e)	20	0.10	0.00		1.80
1.00	0.00	(e)	100	0.07	0.00	(e)	1.06
1.00	0.00	(e)	100	0.08	0.00	(e)	1.06
1.00	0.00	(e)	100	0.15	0.00	(e)	1.06
1.00	0.00	(e)	100	0.09	0.00	(e)	1.06
1.00	0.01		100	0.21	0.00	(e)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Federal Money Market Fund
Agency
Six Months Ended August 31, 2015 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Morgan
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Premier
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Reserve
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$90,779	0.08%	0.01%		0.34%
1.00	0.01		84,778	0.07	0.00	(e)	0.35
1.00	0.01		233,285	0.08	0.01		0.34
1.00	0.01		258,642	0.11	0.01		0.33
1.00	0.00	(e)	786,165	0.11	0.00	(e)	0.33
1.00	0.02		1,070,681	0.22	0.00	(e)	0.31

1.00	0.01		4,048,486	0.08	0.01		0.29
1.00	0.01		3,995,934	0.06	0.01		0.30
1.00	0.01		3,835,871	0.07	0.01		0.29
1.00	0.01		3,259,389	0.12	0.01		0.28
1.00	0.00	(e)	4,325,820	0.10	0.00	(e)	0.28
1.00	0.04		5,169,215	0.21	0.02		0.26

1.00	0.01		90,998	0.08	0.01		0.66
1.00	0.01		111,292	0.07	0.01		0.65
1.00	0.01		96,652	0.07	0.01		0.64
1.00	0.01		127,920	0.12	0.01		0.63
1.00	0.00	(e)	140,119	0.11	0.00	(e)	0.63
1.00	0.02		260,943	0.22	0.00	(e)	0.61

1.00	0.01		184,565	0.08	0.01		0.49
1.00	0.01		219,792	0.06	0.01		0.50
1.00	0.01		277,420	0.07	0.01		0.49
1.00	0.01		292,491	0.12	0.01		0.48
1.00	0.00	(e)	435,501	0.11	0.00	(e)	0.48
1.00	0.02		669,328	0.22	0.00	(e)	0.46

1.00	0.01		15,520	0.08	0.01		0.75
1.00	0.01		2,262	0.06	0.01		0.75
1.00	0.01		2,429	0.09	0.00	(e)	0.74
1.00	0.01		18,231	0.12	0.01		0.73
1.00	0.00	(e)	11,368	0.09	0.01		0.73
1.00	0.02		6,455	0.23	0.00	(e)	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund
Agency
Six Months Ended August 31, 2015 (Unaudited)	$1.00	$—		$—	(d)	$—	(d)	$—		$—		$—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Capital
Six Months Ended August 31, 2015 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Six Months Ended August 31, 2015 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Morgan
Six Months Ended August 31, 2015 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Premier
Six Months Ended August 31, 2015 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Reserve
Six Months Ended August 31, 2015 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Service
Six Months Ended August 31, 2015 (Unaudited)	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2015	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$1,438,484	0.05%	0.00%		0.31%
1.00	0.00	(e)	1,700,093	0.05	0.00		0.31
1.00	0.00	(e)	1,991,907	0.07	0.00		0.31
1.00	0.00	(e)	2,685,908	0.10	0.00		0.31
1.00	0.00	(e)	1,914,902	0.06	0.00	(e)	0.31
1.00	0.01		1,828,609	0.16	0.00	(e)	0.31

1.00	0.00	(e)	11,501,965	0.05	0.00		0.21
1.00	0.00	(e)	8,717,551	0.04	0.00		0.21
1.00	0.00	(e)	9,468,647	0.06	0.00		0.21
1.00	0.00	(e)	9,726,191	0.10	0.00		0.21
1.00	0.00	(e)	8,254,673	0.05	0.00	(e)	0.21
1.00	0.01		5,104,707	0.16	0.00	(e)	0.21

1.00	0.00	(e)	9,295,603	0.05	0.00		0.26
1.00	0.00	(e)	10,302,127	0.04	0.00		0.26
1.00	0.00	(e)	9,143,359	0.06	0.00		0.26
1.00	0.00	(e)	8,763,499	0.10	0.00	(e)	0.26
1.00	0.00	(e)	7,246,605	0.06	0.00	(e)	0.26
1.00	0.01		6,677,266	0.16	0.00	(e)	0.26

1.00	0.00	(e)	2,242,233	0.05	0.00		0.61
1.00	0.00	(e)	1,477,551	0.05	0.00		0.61
1.00	0.00	(e)	1,625,797	0.07	0.00		0.61
1.00	0.00	(e)	1,969,401	0.10	0.00	(e)	0.61
1.00	0.00	(e)	1,512,492	0.05	0.00	(e)	0.61
1.00	0.01		1,391,343	0.16	0.00	(e)	0.61

1.00	0.00	(e)	1,259,947	0.05	0.00		0.46
1.00	0.00	(e)	1,259,597	0.04	0.00		0.46
1.00	0.00	(e)	1,130,636	0.07	0.00		0.46
1.00	0.00	(e)	1,361,053	0.10	0.00	(e)	0.46
1.00	0.00	(e)	1,482,938	0.06	0.00	(e)	0.46
1.00	0.01		1,760,070	0.16	0.00	(e)	0.46

1.00	0.00	(e)	41,255	0.05	0.00		0.72
1.00	0.00	(e)	46,667	0.04	0.00		0.71
1.00	0.00	(e)	44,246	0.07	0.00		0.71
1.00	0.00	(e)	56,977	0.10	0.00	(e)	0.71
1.00	0.00	(e)	69,684	0.05	0.01		0.71
1.00	0.01		46,241	0.15	0.00	(e)	0.71

1.00	0.00	(e)	20	0.05	0.00		1.80
1.00	0.00	(e)	100	0.04	0.00		1.06
1.00	0.00	(e)	100	0.06	0.00		1.06
1.00	0.00	(e)	100	0.10	0.00		1.06
1.00	0.00	(e)	100	0.06	0.00	(e)	1.06
1.00	0.01		100	0.16	0.00	(e)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Tax Free Money Market Fund
Agency
Six Months Ended August 31, 2015 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Direct
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Eagle Class
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
May 10, 2010(f) through February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Morgan
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Premier
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Reserve
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%	$306,031	0.06%	0.01%		0.31%
1.00	0.02	322,389	0.07	0.01		0.31
1.00	0.02	307,751	0.12	0.01		0.31
1.00	0.01	410,555	0.21	0.00	(e)	0.31
1.00	0.01	693,197	0.21	0.01		0.31
1.00	0.08	791,812	0.26	0.04		0.31

1.00	0.01	20	0.06	0.01		0.96
1.00	0.02	100	0.07	0.01		0.31
1.00	0.02	100	0.11	0.01		0.31
1.00	0.01	100	0.21	0.00	(e)	0.31
1.00	0.01	100	0.22	0.00	(e)	0.31
1.00	0.05	100	0.29	0.01		0.31

1.00	0.01	1,220,002	0.06	0.01		0.71
1.00	0.02	1,299,916	0.07	0.01		0.71
1.00	0.02	1,329,718	0.11	0.01		0.71
1.00	0.02	1,363,619	0.20	0.01		0.71
1.00	0.02	1,028,433	0.21	0.01		0.71
1.00	0.03	1,131,461	0.36	0.01		0.87

1.00	0.01	10,014,288	0.06	0.01		0.26
1.00	0.02	11,663,024	0.07	0.01		0.26
1.00	0.02	10,650,809	0.10	0.01		0.26
1.00	0.03	5,288,309	0.20	0.02		0.26
1.00	0.03	6,362,480	0.19	0.03		0.26
1.00	0.13	10,925,258	0.21	0.09		0.26

1.00	0.01	92,434	0.06	0.01		0.62
1.00	0.02	109,439	0.08	0.01		0.61
1.00	0.02	280,117	0.12	0.01		0.61
1.00	0.01	448,515	0.21	0.00	(e)	0.61
1.00	0.01	422,534	0.22	0.00	(e)	0.61
1.00	0.03	535,623	0.30	0.00	(e)	0.61

1.00	0.01	2,685,988	0.06	0.01		0.46
1.00	0.02	2,593,113	0.07	0.01		0.46
1.00	0.02	2,390,160	0.12	0.01		0.46
1.00	0.01	4,891,040	0.21	0.00	(e)	0.46
1.00	0.01	2,865,171	0.22	0.00	(e)	0.46
1.00	0.03	2,710,731	0.30	0.00	(e)	0.46

1.00	0.01	4,797,676	0.06	0.01		0.71
1.00	0.02	4,208,768	0.07	0.01		0.71
1.00	0.02	4,484,279	0.12	0.01		0.71
1.00	0.01	6,804,823	0.21	0.00	(e)	0.71
1.00	0.01	7,340,658	0.22	0.00	(e)	0.71
1.00	0.03	6,317,759	0.30	0.00	(e)	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Municipal Money Market Fund
Agency
Six Months Ended August 31, 2015 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—		$—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

E*Trade
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Morgan
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Premier
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Reserve
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Service
Six Months Ended August 31, 2015 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2015	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2014	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$47,623	0.11%	0.00	%(e)	0.32%
1.00	0.01		81,196	0.12	0.01		0.32
1.00	0.01		39,280	0.19	0.01		0.32
1.00	0.04		64,782	0.26	0.04		0.32
1.00	0.07		121,010	0.26	0.06		0.32
1.00	0.13		31,324	0.26	0.12		0.32

1.00	0.01		1,935,054	0.10	0.01		1.07
1.00	0.01		2,000,898	0.13	0.01		1.07
1.00	0.01		1,992,153	0.18	0.01		1.07
1.00	0.01		1,874,152	0.28	0.01		1.07
1.00	0.01		1,736,816	0.31	0.01		1.07
1.00	0.02		1,696,495	0.36	0.01		1.07

1.00	0.00	(e)	179,620	0.10	0.01		0.27
1.00	0.01		188,480	0.13	0.01		0.27
1.00	0.02		224,592	0.18	0.02		0.27
1.00	0.08		202,999	0.21	0.09		0.27
1.00	0.11		548,856	0.21	0.12		0.27
1.00	0.18		942,748	0.21	0.17		0.27

1.00	0.00	(e)	393,523	0.10	0.01		0.62
1.00	0.01		353,483	0.13	0.01		0.62
1.00	0.00	(e)	330,333	0.19	0.00	(e)	0.62
1.00	0.00		356,149	0.29	0.00	(e)	0.62
1.00	0.00	(e)	334,195	0.32	0.00	(e)	0.62
1.00	0.01		320,868	0.37	0.00	(e)	0.62

1.00	0.00	(e)	31,602	0.11	0.00	(e)	0.47
1.00	0.01		29,376	0.13	0.01		0.47
1.00	0.00	(e)	40,357	0.19	0.00	(e)	0.47
1.00	0.00		52,034	0.29	0.00	(e)	0.47
1.00	0.00	(e)	78,792	0.32	0.00	(e)	0.47
1.00	0.01		113,158	0.37	0.00	(e)	0.47

1.00	0.00	(e)	10,164	0.11	0.00	(e)	0.73
1.00	0.01		11,604	0.14	0.01		0.72
1.00	0.00	(e)	32,909	0.19	0.00	(e)	0.72
1.00	0.00		45,250	0.30	0.00		0.72
1.00	0.00	(e)	54,714	0.32	0.00	(e)	0.72
1.00	0.01		59,602	0.37	0.00	(e)	0.72

1.00	0.00	(e)	452,156	0.10	0.01		1.07
1.00	0.01		397,469	0.12	0.01		1.07
1.00	0.00	(e)	238,328	0.19	0.00	(e)	1.07
1.00	0.00		243,374	0.29	0.00		1.07
1.00	0.00	(e)	273,172	0.32	0.00	(e)	1.07
1.00	0.01		313,757	0.37	0.00	(e)	1.07

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) collectively, (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Prime Money Market Fund	Class C, Agency, Capital, Cash Management, Direct, Eagle Class, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM I	Diversified
Liquid Assets Money Market Fund	Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Government Money Market Fund	Agency, Capital, Direct, Eagle Class, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Treasury Plus Money Market Fund	Class C, Agency, Direct, Eagle Class, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
Federal Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service	JPM I	Diversified
Tax Free Money Market Fund	Agency, Direct, Eagle Class, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
Municipal Money Market Fund	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service	JPM II	Diversified

The investment objective of Prime Money Market Fund is to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The investment objective of Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund is to seek current income with liquidity and stability of principal.

The investment objective of U.S. Government Money Market Fund is to seek high current income with liquidity and stability of principal.

The investment objective of Federal Money Market Fund is to provide current income while still preserving capital and maintaining liquidity.

The investment objective of 100% U.S. Treasury Securities Money Market Fund is to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The investment objective of Tax Free Money Market Fund is to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The investment objective of Municipal Money Market Fund is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Agency, Capital, Cash Management, Direct, Eagle Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

On June 19, 2015, all remaining Class B Shares converted to Morgan Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Morgan Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met.

110	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value (“NAV”) of the Funds.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Quoted prices in active markets for identical securities.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2015, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Prime Money Market Fund
Total Investments in Securities (a)	$—	$117,287,023	$—	$117,287,023

Liquid Assets Money Market Fund
Total Investments in Securities (a)	$—	$18,779,909	$—	$18,779,909

U.S. Government Money Market Fund
Total Investments in Securities (a)	$—	$60,732,932	$—	$60,732,932

U.S. Treasury Plus Money Market Fund
Total Investments in Securities (a)	$—	$17,605,074	$—	$17,605,074

Federal Money Market Fund
Total Investments in Securities (a)	$—	$4,425,444	$—	$4,425,444

100% U.S. Treasury Securities Money Market Fund
Total Investments in Securities (a)	$—	$26,769,229	$—	$26,769,229

Tax Free Money Market Fund
Total Investments in Securities (a)	$—	$19,184,350	$—	$19,184,350

Municipal Money Market Fund
Total Investments in Securities (a)	$—	$3,039,328	$—	$3,039,328

(a)	All portfolio holdings designated as Level 2 are disclosed individually on the Schedules of Portfolio Investments (“SOIs”). Please refer to the SOIs for specifics of the major categories of portfolio holdings.

There were no transfers among any levels during the six months ended August 31, 2015.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) credit guidelines. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund or their affiliates may transfer uninvested cash into joint accounts, which are utilized by multiple accounts or funds managed by the Adviser or its affiliates, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties and collateral.

The Funds’ repurchase agreements are not subject to master netting arrangements.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees are class-specific expenses. The amount of the transfer agent fees charged to each class of the Funds for the six months ended August 31, 2015 are as follows (amount in thousands):

	Class B		Class C	Agency	Capital	Cash Management	Direct		Eagle Class		E*Trade
Prime Money Market Fund	$1		$2	$80	$625	$12	$23		$3		$—
Liquid Assets Money Market Fund	1		7	1	29	—	—		—		55
U.S. Government Money Market Fund	—		—	74	266	—	4		11		—
U.S. Treasury Plus Money Market Fund	—	(a)	2	15	—	—	15		—	(a)	—
Federal Money Market Fund	—		—	2	—	—	—		—		—
100% U.S. Treasury Securities Money Market Fund	—		—	19	100	—	—		—		—
Tax Free Money Market Fund	—		—	4	—	—	—	(a)	12		—
Municipal Money Market Fund	—		—	1	—	—	—		—		19

			IM	Institutional Class	Investor	Morgan	Premier		Reserve		Service
Prime Money Market Fund			$42	$308	$10	$183	$39		$13		$17
Liquid Assets Money Market Fund			—	44	2	58	2		3		1
U.S. Government Money Market Fund			11	79	30	35	45		1		8
U.S. Treasury Plus Money Market Fund			24	64	3	18	7		10		—	(a)
Federal Money Market Fund			—	43	—	12	6		1		—
100% U.S. Treasury Securities Money Market Fund			—	109	—	38	17		2		—	(a)
Tax Free Money Market Fund			—	105	—	5	28		42		—
Municipal Money Market Fund			—	3	—	6	1		—	(a)	4

(a)	Amount rounds to less than $1,000.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

112	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.08% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the six months ended August 31, 2015, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class B, Class C, Cash Management, Eagle Class, E*Trade, Morgan, Reserve, and Service Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Agency, Capital, Direct, IM, Institutional Class, Investor and Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class B	Class C	Cash Management	Eagle Class	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	0.75%	0.50%	0.25%	n/a	n/a	0.25%	0.60%
Liquid Assets Money Market Fund	0.75	0.75	n/a	n/a	0.60%	0.10%	0.25	0.60
U.S. Government Money Market Fund	n/a	n/a	n/a	0.25	n/a	0.10	0.25	0.60
U.S. Treasury Plus Money Market Fund	0.75	0.75	n/a	0.25	n/a	0.10	0.25	0.60
Federal Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	0.60
Tax Free Money Market Fund	n/a	n/a	n/a	0.25	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	n/a	n/a	n/a	0.60	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

In addition, the Distributor is entitled to receive the CDSC from redemptions of Class B and Class C Shares. For the six months ended August 31, 2015, the Distributor retained the following amounts (in thousands):

CDSC
Prime Money Market Fund	$—	(a)
Liquid Assets Money Market Fund	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	Eagle Class
Prime Money Market Fund	0.25%	0.25%	0.15%	0.05%	0.30%	0.15%	0.30%
Liquid Assets Money Market Fund	0.25	0.25	0.15	0.05	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	n/a	0.15	0.05	n/a	0.15	0.30
U.S. Treasury Plus Money Market Fund	0.25	0.25	0.15	n/a	n/a	0.15	0.30
Federal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.15	0.30
Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.10%	0.35%	0.35%	0.30%	0.30%	0.30%
Liquid Assets Money Market Fund	0.30%	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Government Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Treasury Plus Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	0.30
Federal Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	0.30
Tax Free Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.30	0.10	n/a	0.35	0.30	0.30	0.30

The IM Shares do not pay a fee under the Shareholder Servicing Agreement.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds, except IM Shares, to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	Eagle Class
Prime Money Market Fund	0.97%	0.97%	0.26%	0.18%	0.96%	0.30%	0.70%
Liquid Assets Money Market Fund	0.97	0.97	0.26	0.18	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	n/a	0.26	0.18	n/a	0.30	0.70
U.S. Treasury Plus Money Market Fund	0.97	0.97	0.26	n/a	n/a	0.30	0.70
Federal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.26	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.26	n/a	n/a	0.30	0.70
Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.21%	0.51%	0.52%	0.45%	0.70%	1.05%
Liquid Assets Money Market Fund	1.00%	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Government Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Treasury Plus Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05
Federal Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	1.05
Tax Free Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	1.00	0.21	n/a	0.59	0.45	0.70	1.05
The expense limitation agreements were in effect for the six months ended August 31, 2015, and are in place until at least June 30, 2016, except for Class B Shares which are no longer operating.

In addition, the Funds’ service providers have voluntarily waived fees during the six months ended August 31, 2015. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended August 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

114	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Contractual Waivers
	Investment Advisory	Administration		Shareholder Servicing	Total	Contractual Reimbursements
Prime Money Market Fund	$72	$—		$18,228	$18,300	$1
Liquid Assets Money Market Fund	504	326		4,960	5,790	1
U.S. Government Money Market Fund	33	—	(a)	8,381	8,414	—
U.S. Treasury Plus Money Market Fund	9	—	(a)	2,269	2,278	2
Federal Money Market Fund	501	334		779	1,614	—	(a)
100% U.S. Treasury Securities Money Market Fund	536	351		3,488	4,375	—	(a)
Tax Free Money Market Fund	506	340		2,221	3,067	—	(a)
Municipal Money Market Fund	156	103		570	829	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total
Prime Money Market Fund	$1	$—	$11,578	$9,688	$21,267
Liquid Assets Money Market Fund	2	—	6,736	25,938	32,676
U.S. Government Money Market Fund	8,033	5,359	28,431	4,198	46,021
U.S. Treasury Plus Money Market Fund	2,611	1,741	7,128	2,109	13,589
Federal Money Market Fund	844	564	1,807	66	3,281
100% U.S. Treasury Securities Money Market Fund	7,806	5,204	10,687	943	24,640
Tax Free Money Market Fund	5,437	3,625	16,038	7,195	32,295
Municipal Money Market Fund	449	299	3,885	7,348	11,981

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended August 31, 2015, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific gross expenses for the six months ended August 31, 2015 were as follows (amounts in thousands):

	Distribution	Shareholder Servicing
Prime Money Market Fund
Class B	$1	$—	(a)
Class C	65	22
Agency	—	5,275
Capital	—	16,583
Cash Management	2,747	1,648
Direct	—	1,781
Eagle Class	420	504
Institutional Class	—	13,469
Investor	—	2,051
Morgan	—	3,642
Premier	—	3,542
Reserve	1,410	1,693
Service	5,049	2,525

	$9,692	$52,735

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

	Distribution		Shareholder Servicing
Liquid Assets Money Market Fund
Class B	$3		$1
Class C	2,066		689
Agency	—		68
Capital	—		882
E*Trade	22,647		11,322
Institutional Class	—		3,100
Investor	—		217
Morgan	845		2,959
Premier	—		186
Reserve	225		270
Service	317		159

	$26,103		$19,853

U.S. Government Money Market Fund
Agency	$—		$6,938
Capital	—		6,868
Direct	—		458
Eagle Class	397		476
Institutional Class	—		4,347
Investor	—		5,299
Morgan	1,073		3,755
Premier	—		7,222
Reserve	159		191
Service	2,569		1,285

	$4,198		$36,839

U.S. Treasury Plus Money Market Fund
Class B	$—	(a)	$—	(a)
Class C	580		193
Agency	—		600
Direct	—		1,144
Eagle Class	—	(a)	—	(a)
Institutional Class	—		3,810
Investor	—		315
Morgan	388		1,358
Premier	—		612
Reserve	1,141		1,369
Service	—	(a)	—	(a)

	$2,109		$9,401

Federal Money Market Fund
Agency	$—		$72
Institutional Class	—		2,014
Morgan	47		163
Premier	—		314
Reserve	19		23

	$66		$2,586

116	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Distribution		Shareholder Servicing
100% U.S. Treasury Securities Money Market Fund
Agency	$—		$1,168
Capital	—		2,622
Institutional Class	—		5,198
Morgan	890		3,114
Premier	—		2,010
Reserve	53		63
Service	—	(a)	—	(a)

	$943		$14,175

Tax Free Money Market Fund
Agency	$—		$241
Direct	—		—	(a)
Eagle Class	1,549		1,859
Institutional Class	—		5,343
Morgan	51		177
Premier	—		3,925
Reserve	5,595		6,714

	$7,195		$18,259

Municipal Money Market Fund
Agency	$—		$51
E*Trade	5,931		2,966
Institutional Class	—		91
Morgan	196		688
Premier	—		46
Reserve	14		17
Service	1,207		603

	$7,348		$4,462

(a)	Amount rounds to less than $1,000.

5. Federal Income Tax Matters

At February 28, 2015, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

As of August 31, 2015, the Funds had no outstanding loans to another fund. Average loans made to another fund under the Facility for the six months ended August 31, 2015, were as follows (amounts in thousands):

	Average Loans	Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$56,099	31	$11

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (continued)

Interest earned as a result of lending money to another fund as of August 31, 2015, if any, is included in Income from interfund lending (net) on the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s outstanding shares for each of the Funds.

In addition, as of August 31, 2015, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund, each have a shareholder or shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and the Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

8. Money Market Reform

On July 23, 2014, the SEC amended certain regulations under the 1940 Act that govern money market funds, requiring such funds be treated as Institutional, Retail or Government, in accordance with the criteria established by the SEC. Under these amendments, Retail and Government money market funds will be permitted to continue to utilize amortized cost to value their portfolio securities and to transact at their existing $1.00 share price. Institutional money market funds will be required to move to a floating NAV. Further, non-Government money market funds must adopt policies and procedures to allow for the Board to impose certain liquidity fees and redemption gates. Money market funds that are required to comply with the floating NAV and liquidity fees and redemption gate requirements must do so by no later than October 14, 2016. At a February 2015 meeting, the Funds’ Board of Trustees approved management’s preliminary recommendation that the JPMorgan Liquid Assets Money Market Fund, JPMorgan Tax Free Money Market Fund and JPMorgan Municipal Money Market Fund seek to qualify as Retail money market funds on or before October 14, 2016, that the JPMorgan Prime Money Market Fund will not seek to qualify as a Retail or a Government money market fund and will be required to comply with the floating NAV and liquidity fees and redemption gate requirements by no later than October 14, 2016, and that the JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan U.S. Government Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund seek to qualify as Government money market funds on or before October 14, 2016.

118	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2015, and continued to hold your shares at the end of the reporting period, August 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Prime Money Market Fund
Class C
Actual	$1,000.00	$1,000.10	$1.31	0.26%
Hypothetical	1,000.00	1,023.83	1.32	0.26
Agency
Actual	1,000.00	1,000.10	1.31	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26
Capital
Actual	1,000.00	1,000.40	0.91	0.18
Hypothetical	1,000.00	1,024.23	0.92	0.18
Cash Management
Actual	1,000.00	1,000.10	1.31	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26
Direct
Actual	1,000.00	1,000.20	1.16	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23
Eagle Class
Actual	1,000.00	1,000.10	1.31	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26
IM
Actual	1,000.00	1,000.60	0.80	0.16
Hypothetical	1,000.00	1,024.33	0.81	0.16
Institutional Class
Actual	1,000.00	1,000.30	1.06	0.21
Hypothetical	1,000.00	1,024.08	1.07	0.21
Investor
Actual	1,000.00	1,000.10	1.31	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Prime Money Market Fund (continued)
Morgan
Actual	$1,000.00	$1,000.10	$1.31	0.26%
Hypothetical	1,000.00	1,023.83	1.32	0.26
Premier
Actual	1,000.00	1,000.10	1.31	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26
Reserve
Actual	1,000.00	1,000.10	1.31	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26
Service
Actual	1,000.00	1,000.10	1.31	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26

Liquid Assets Money Market Fund
Class C
Actual	1,000.00	1,000.10	1.41	0.28
Hypothetical	1,000.00	1,023.73	1.42	0.28
Agency
Actual	1,000.00	1,000.20	1.31	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26
Capital
Actual	1,000.00	1,000.60	0.91	0.18
Hypothetical	1,000.00	1,024.23	0.92	0.18
E*Trade
Actual	1,000.00	1,000.10	1.41	0.28
Hypothetical	1,000.00	1,023.73	1.42	0.28
Institutional Class
Actual	1,000.00	1,000.40	1.06	0.21
Hypothetical	1,000.00	1,024.08	1.07	0.21
Investor
Actual	1,000.00	1,000.10	1.41	0.28
Hypothetical	1,000.00	1,023.73	1.42	0.28
Morgan
Actual	1,000.00	1,000.10	1.41	0.28
Hypothetical	1,000.00	1,023.73	1.42	0.28
Premier
Actual	1,000.00	1,000.10	1.46	0.29
Hypothetical	1,000.00	1,023.68	1.48	0.29
Reserve
Actual	1,000.00	1,000.10	1.41	0.28
Hypothetical	1,000.00	1,023.73	1.42	0.28
Service
Actual	1,000.00	1,000.10	1.41	0.28
Hypothetical	1,000.00	1,023.73	1.42	0.28

U.S. Government Money Market Fund
Agency
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.58	0.56	0.11
Capital
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.58	0.56	0.11
Direct
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.58	0.56	0.11

120	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Government Money Market Fund (continued)
Eagle Class
Actual	$1,000.00	$1,000.10	$0.55	0.11%
Hypothetical	1,000.00	1,024.58	0.56	0.11
IM
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.58	0.56	0.11
Institutional Class
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.58	0.56	0.11
Investor
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.58	0.56	0.11
Morgan
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.58	0.56	0.11
Premier
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.58	0.56	0.11
Reserve
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.58	0.56	0.11
Service
Actual	1,000.00	1,000.10	0.55	0.11
Hypothetical	1,000.00	1,024.58	0.56	0.11

U.S. Treasury Plus Money Market Fund
Class C
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Agency
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Direct
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Eagle Class
Actual	1,000.00	1,000.00	0.45	0.10
Hypothetical	1,000.00	1,024.68	0.46	0.10
IM
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Institutional Class
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Investor
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Morgan
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Premier
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Reserve
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Service
Actual	1,000.00	1,000.00	1.45	0.10
Hypothetical	1,000.00	1,024.68	1.46	0.10

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Federal Money Market Fund
Agency
Actual	$1,000.00	$1,000.10	$0.40	0.08%
Hypothetical	1,000.00	1,024.73	0.41	0.08
Institutional Class
Actual	1,000.00	1,000.10	0.40	0.08
Hypothetical	1,000.00	1,024.73	0.41	0.08
Morgan
Actual	1,000.00	1,000.10	0.40	0.08
Hypothetical	1,000.00	1,024.73	0.41	0.08
Premier
Actual	1,000.00	1,000.10	0.40	0.08
Hypothetical	1,000.00	1,024.73	0.41	0.08
Reserve
Actual	1,000.00	1,000.10	0.45	0.08
Hypothetical	1,000.00	1,024.68	0.46	0.08

100% U.S. Treasury Securities Money Market Fund
Agency
Actual	1,000.00	1,000.00	0.25	0.05
Hypothetical	1,000.00	1,024.89	0.25	0.05
Capital
Actual	1,000.00	1,000.00	0.25	0.05
Hypothetical	1,000.00	1,024.89	0.25	0.05
Institutional Class
Actual	1,000.00	1,000.00	0.25	0.05
Hypothetical	1,000.00	1,024.89	0.25	0.05
Morgan
Actual	1,000.00	1,000.00	0.25	0.05
Hypothetical	1,000.00	1,024.89	0.25	0.05
Premier
Actual	1,000.00	1,000.00	0.25	0.05
Hypothetical	1,000.00	1,024.89	0.25	0.05
Reserve
Actual	1,000.00	1,000.00	0.25	0.05
Hypothetical	1,000.00	1,024.89	0.25	0.05
Service
Actual	1,000.00	1,000.00	0.25	0.05
Hypothetical	1,000.00	1,024.89	0.25	0.05

Tax Free Money Market Fund
Agency
Actual	1,000.00	1,000.10	0.30	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06
Direct
Actual	1,000.00	1,000.10	0.30	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06
Eagle Class
Actual	1,000.00	1,000.10	0.30	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06
Institutional Class
Actual	1,000.00	1,000.10	0.30	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06
Morgan
Actual	1,000.00	1,000.10	0.30	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06

122	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Tax Free Money Market Fund (continued)
Premier
Actual	$1,000.00	$1,000.10	$0.30	0.06%
Hypothetical	1,000.00	1,024.83	0.31	0.06
Reserve
Actual	1,000.00	1,000.10	0.30	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06

Municipal Money Market Fund
Agency
Actual	1,000.00	1,000.00	0.55	0.11
Hypothetical	1,000.00	1,024.58	0.56	0.11
E*Trade
Actual	1,000.00	1,000.10	0.50	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Institutional Class
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Morgan
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Premier
Actual	1,000.00	1,000.00	0.55	0.11
Hypothetical	1,000.00	1,024.58	0.56	0.11
Reserve
Actual	1,000.00	1,000.00	0.55	0.11
Hypothetical	1,000.00	1,024.58	0.56	0.11
Service
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	123

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consid-

eration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of the applicable Funds and their shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

124	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) for certain share classes which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Federal Money Market Fund and Tax Free Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	125

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also considered the performance information provided for the Funds at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s performance was in the second, second and second quintiles for Institutional shares, in the first, second and second quintiles for Morgan shares, and in the second, third and fourth quintiles for the Service shares for the one-, three-, and five-year periods ended December 31, 2014, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Liquid Assets Money Market Fund’s performance was in the second, first and first quintiles for Institutional shares, in the first, second and second quintiles for Morgan shares, and in the second, third and fourth quintiles for the Service shares for the one-, three-, and five-year periods, ended December 31, 2014, respectively. The Trustees discussed the performance and investment strategy of the Fund with the

Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the U.S. Government Money Market Fund’s performance was in the second, second and second quintiles for Institutional shares, in the first, first and second quintiles for Morgan shares, and in the second, second and third quintiles for the Service shares for the one-, three-, and five-year periods ended December 31, 2014, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s performance was in the third, fourth and fourth quintiles for Institutional shares, in the third, third and third quintiles for Morgan shares, and in the third, fourth and fourth quintiles for the Service shares for the one-, three-, and five-year periods ended December 31, 2014, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Federal Money Market Fund’s performance was in the second quintile for Institutional shares and in the first, first and second quintiles for Morgan shares for the one-, three-, and five-year periods ended December 31, 2014, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s performance was in the third, fourth and fourth quintiles for Institutional shares, in the third quintile for the Morgan shares, and in the third, fourth and fourth quintiles for the Service shares for the one-, three-, and five-year periods ended December 31, 2014, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Tax Free Money Market Fund’s performance was in the second, first and second quintiles for Institutional shares, and in the third, second and third quintiles for the Morgan shares, for the one-, three-, and five-year periods ended December 31, 2014, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

126	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2015

The Trustees noted that the Municipal Money Market Fund’s performance was in the second, first and first quintiles for Institutional shares, in the third, fourth and third quintiles for Morgan shares, and in the second, fourth and third quintiles for the Service shares for the one-, three-, and five-year periods ended December 31, 2014, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s net advisory fee for each of the Institutional, Morgan and Service shares was in the third quintile, and that the actual total expenses were in the fourth, third and fourth quintiles of the Universe Group, respectively. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Liquid Assets Money Market Fund’s net advisory fee for each of the Institutional, Morgan and Service shares was in the third quintile, and that the actual total expenses were in the fourth, fourth and fifth quintiles of the Universe Group, respectively. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Government Money Market Fund’s net advisory fee for Institutional, Morgan and Service Shares was in the third, fifth and third quintiles, respectively, and that the actual total expenses were in the first quintile of the Universe Group for each of the Institutional, Morgan, and Service Shares. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s net advisory fee for Institutional, Morgan, and Service Shares was in the third, fourth, third quintiles, respectively, and that the actual total expenses were in the second quintile of the Universe Group for each of the Institutional, Morgan and Service shares. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Federal Money Market Fund’s net advisory fee and actual total expenses for both the Institutional and Morgan shares were in the first quintile of the Universe Group. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s net advisory fee for Institutional, Morgan and Service shares was in the second, third and second quintiles, respectively, and that the actual total expenses for each of the Institutional, Morgan and Service shares were in the first quintile of the Universe Group. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Free Money Market Fund’s net advisory fee for Institutional and Morgan shares was in the second and third quintiles, respectively, and that the actual total expenses for both the Institutional and Morgan shares were in the first quintile of the Universe Group. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Municipal Money Market Fund’s net advisory fee for each of the Institutional, Morgan and Service shares was in fifth quintile, and that the actual total expenses for Institutional, Morgan, and Service Class shares were in the fourth, third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above and the additional voluntary fee waivers as a result of the ongoing low interest rate environment, the Trustees concluded that the advisory fee was reasonable.

AUGUST 31, 2015	J.P. MORGAN MONEY MARKET FUNDS	127

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. August 2015	SAN-MMKT-815

Semi-Annual Report

J.P. Morgan Income Funds

August 31, 2015 (Unaudited)

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Limited Duration Bond Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short Duration High Yield Fund

JPMorgan Treasury & Agency Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

September 25, 2015 (Unaudited)

After a weak start to 2015, the U.S. economy strengthened over the next several months and policy makers indicated a more normalized U.S. monetary policy may be in order, even as central bankers in Europe, Japan and Asia unleashed unprecedented stimulus measures to bolster flagging growth. Over the same period, financial market volatility increased until it truly erupted in mid-August amid acute worries that China’s economy — the world’s second largest — was faltering.

“The U.S. economic recovery remained largely intact amid historically low interest rates, while central banks in the U.S., Europe, Japan and China continued to maintain or increase economic stimulus.”

Though U.S. financial markets largely recovered by the end of August, the shock from the global sell-off in equities, among other considerations, was apparently enough to convince the U.S. Federal Reserve (the “Fed”) to postpone an interest rate increase in September.

Amid an environment of low interest rates, falling energy prices and global growth, U.S. equity prices rose and essentially remained near their closing highs for the first five months of 2015, hitting a peak in mid-May. Meanwhile, U.S. bond markets provided lackluster returns, caught between investor concerns about the timing and impact of a Fed interest rate increase and periodic “flights to safety” as investors reacted to specific market or geopolitical events.

While there was notable weakness the U.S. economy in the first three months of 2015 — mainly due to severe winter weather and a labor dispute at vital West Coast ports — the upward trajectory of the economy resumed in the second quarter and U.S. gross domestic product rose 3.9%. Unemployment continued its steady decline throughout the six month reporting period to 5.1% in August from 5.5% in March.

Importantly, inflationary pressure remained subdued in the U.S. amid lower energy prices and notably stagnant wage growth. Global oil prices dipped below $60 a barrel in March 2015, before rebounding somewhat and then dropping again to below $50 a barrel by August. Global commodities prices also fell sharply through the summer of 2015.

Part of the decline in commodities prices was attributable to signs of slowing growth in China, the world’s leading consumer of raw materials. In response to falling domestic equity prices and weakening economic data, Chinese policy makers enacted a range of stimulus measures, including cutting interest rates and easing bank lending rules in June and July. Then on August 11th, China’s central bank shocked global markets by devaluing the yuan by nearly 2% and two days later, weaker-than-expected retail sales and industrial production data again shook investor confidence.

On Monday, August 24th, China’s stock market suffered its biggest one-day drop since 2011. The Shanghai Composite Index closed down 8.5% for the day. Chinese regulators suspended trading in hundreds of stocks that had each lost 10% or more. The selloff spread rapidly and key equity indexes in developed markets from Asia to Europe closed down by roughly 5%. Emerging market equities also fell, dragging local currencies lower. In U.S. trading, the Standard & Poor’s 500 Index closed down 3.9%.

Government bonds of developed market nations initially benefitted from the sell-off as investors fled to the perceived safety of fixed income securities. But prices for longer-dated U.S. Treasury bonds declined, partly due to massive selling of foreign-exchange reserves (including U.S. Treasuries) by China and partly due to expectations of an imminent Fed interest rate increase.

While the global economic environment at the end of August 2015 was markedly different than it was six months earlier, in fundamental ways it remained unchanged. The U.S. economic recovery remained largely intact amid historically low interest rates, while central banks in the U.S., Europe, Japan and China continued to maintain or increase economic stimulus. Global energy prices remained under pressure. What appeared to have changed is the intensity of investor concern about both the health of China’s economy and the timing of any increase in U.S. interest rates. This uncertain environment and its effects on financial markets may provide opportunities for those investors who have long-term objectives and a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	1

J.P. Morgan Income Funds

MARKET OVERVIEW

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

U.S. financial markets slumped at the end of the six month reporting period amid investor concerns about slowing growth in China’s economy and expectations of an increase in U.S. interest rates. After reaching record highs in May, U.S. equities came under pressure in June and July and volatility rose sharply through the summer months. On August 24, 2015, a global sell-off in equities drove leading market indexes lower. The Standard & Poor’s 500 Index (“S&P 500”) closed down 3.9% for the day. Though markets rebounded during the following days, they ended the period lower. For the six months ended August 31, 2015, the S&P 500 returned -5.3%

Overall, bond markets fared little better than equities. While increasing financial market volatility drove some investors to fixed income assets, it was insufficient to bolster prices in large sectors of the bond market, already under pressure from historically low interest rates. U.S. Treasury bond yields, which generally move in the opposite direction of bond prices, rose across all maturities. For the six month reporting period, the Barclays U.S. Aggregate Index returned -0.68% and the Barclays U.S. High Yield — Corporate — Index returned -2.85%.

2	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan Core Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.23%
Barclays U.S. Aggregate Index	-0.68%

Net Assets as of 8/31/2015 (In Thousands)	$29,340,609
Duration as of 8/31/2015	5.1 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2015, the Fund’s Select Class Shares outperformed the Barclays U.S. Aggregate Index (the “Benchmark”). Relative to the Benchmark, the Fund’s shorter overall duration made a positive contribution to performance as interest rates generally rose during the six month reporting period. Duration measures the price sensitivity of a bond or a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. The Fund’s allocation to mortgage-backed securities, particularly out-of-Benchmark agency collateralized mortgage obligations, and its underweight position in the corporate credit sector also contributed to relative performance.

The Fund’s out-of-Benchmark position in U.S. Treasury Inflation-Protected Securities was a slight detractor from relative performance amid declining investor expectations of future inflation. The Fund’s security selection in U.S. Treasuries and agency debt securities were the smallest contributors to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. At August 31, 2015, the Fund had underweight positions in U.S. Treasury bonds and corporate bonds and had an overweight position in mortgage-backed securities relative to the Benchmark.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	26.0%
Corporate Bonds	18.4
Collateralized Mortgage Obligations	17.8
Mortgage Pass-Through Securities	14.6
Asset-Backed Securities	11.4
Commercial Mortgage-Backed Securities	3.6
U.S. Government Agency Securities	2.2
Others (each less than 1.0%)	1.4
Short-Term Investment	4.6

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	3

JPMorgan Core Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
Without Sales Charge		(0.40)%	1.45%	3.00%	4.57%
With Sales Charge**		(4.12)	(2.37)	2.22	4.18
CLASS C SHARES	March 22, 1999
Without CDSC		(0.64)	0.86	2.35	3.90
With CDSC***		(1.64)	(0.14)	2.35	3.90
CLASS R2 SHARES	November 3, 2008	(0.45)	1.26	2.76	4.31
CLASS R5 SHARES	May 15, 2006	(0.23)	1.78	3.31	4.87
CLASS R6 SHARES	February 22, 2005	(0.19)	1.93	3.39	4.95
SELECT CLASS SHARES	June 1, 1991	(0.23)	1.69	3.19	4.75

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/05 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2 and Class R5 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class R5 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, the Barclays U.S. Aggregate Index and the Lipper Core Bond Funds Index from August 31, 2005 to August 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Core Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.78%
Barclays U.S. Aggregate Index	-0.68%

Net Assets as of 8/31/2015 (In Thousands)	$4,288,903
Duration as of 8/31/2015	5.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Plus Bond Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2015, the Fund’s Select Class Shares underperformed the Barclays U.S. Aggregate Index (the “Benchmark”). Relative to the Benchmark, the Fund’s allocation to high yield bonds (also known as “junk bonds”), which underperformed investment grade debt securities during the six month reporting period, was a leading detractor from relative performance.

The Fund’s allocation to mortgage-backed securities, particularly out-of-Benchmark agency collateralized mortgage obligations, was a leading positive contributor to relative performance. In general, mortgage-backed debt securities outperformed other sectors of the fixed income market amid continued strength in the U.S. housing market.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
Corporate Bonds	30.8%
U.S. Treasury Obligations	16.2
Mortgage Pass-Through Securities	13.0
Asset-Backed Securities	12.5
Collateralized Mortgage Obligations	12.0
Commercial Mortgage-Backed Securities	7.0
Foreign Government Securities	1.3
Others (each less than 1.0%)	3.0
Short-Term Investment	4.2

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	5

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
Without Sales Charge		(0.96)%	1.08%	4.21%	5.01%
With Sales Charge**		(4.70)	(2.74)	3.41	4.61
CLASS C SHARES	May 30, 2000
Without CDSC		(1.30)	0.38	3.53	4.37
With CDSC***		(2.30)	(0.62)	3.53	4.37
CLASS R2 SHARES	November 3, 2008	(1.04)	0.78	3.80	4.65
CLASS R6 SHARES	February 22, 2005	(0.79)	1.41	4.55	5.42
INSTITUTIONAL CLASS SHARES	June 19, 2009	(0.83)	1.32	4.47	5.29
SELECT CLASS SHARES	March 5, 1993	(0.78)	1.18	4.31	5.18

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/05 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2 and Institutional Class Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Institutional Class and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, the Barclays U.S. Aggregate Index and the Lipper Core Plus Bond Funds Index from August 31, 2005 to August 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Core Plus Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Core Plus Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan Government Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.01%
Barclays U.S. Government Bond Index	-0.05%

Net Assets as of 8/31/2015 (In Thousands)	$1,277,901
Duration as of 8/31/2015	5.1 years

INVESTMENT OBJECTIVE**

The JPMorgan Government Bond Fund (the “Fund”) seeks a high level of current income with liquidity and safety of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2015, the Fund’s Select Class Shares outperformed the Barclays U.S. Government Bond Index (the “Benchmark”). The Fund’s assets were invested in securities issued or guaranteed by the U.S. government and its agencies, including agency collateralized mortgage obligations (CMOs) and U.S. Treasury securities.

The Fund’s allocation to the out-of-Benchmark mortgages sector, particularly U.S. agency bonds and its security selection in the U.S. agency sector were leading contributors to relative performance. The Fund’s out-of-Benchmark allocation to U.S. Treasury Inflation-Protected Securities was the leading detractor from performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

During the period, the Fund’s portfolio managers aimed to keep the duration of the Fund in a range of 5.00 to 5.50 years. Duration measures the price sensitivity of a bond or a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. The Fund’s portfolio managers focused on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	38.6%
U.S. Treasury Obligations	27.9
U.S. Government Agency Securities	20.2
Mortgage Pass-Through Securities	5.6
Others (each less than 1.0%)	1.0
Short-Term Investment	6.7

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	7

JPMorgan Government Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
Without Sales Charge		(0.05)%	2.36%	2.61%	4.27%
With Sales Charge**		(3.81)	(1.46)	1.83	3.87
CLASS C SHARES	March 22, 1999
Without CDSC		(0.42)	1.62	1.85	3.51
With CDSC***		(1.42)	0.62	1.85	3.51
CLASS R2 SHARES	November 3, 2008	(0.16)	2.13	2.34	4.02
SELECT CLASS SHARES	February 8, 1993	0.01	2.58	2.86	4.54

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/05 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2 Shares prior to its inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Barclays U.S. Government Bond Index and the Lipper General U.S. Government Funds Index from August 31, 2005 to August 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Government Bond Index is an unmanaged index composed of securities issued by the U.S. Government. The Lipper General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan High Yield Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-2.95%
Barclays U.S. Corporate High Yield — 2% Issuer Capped Index	-2.85%

Net Assets as of 8/31/2015 (In Thousands)	$9,140,863
Duration as of 8/31/2015	6.5 years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of debt securities that are rated below investment grade or unrated. Capital appreciation is a secondary objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2015, the Fund’s Select Class Shares underperformed the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index (the “Benchmark”). During the reporting period, high yield bonds (also known as “junk bonds”) generally underperformed other sectors of the bond market as weakness in global energy prices and volatility in global markets drove investors toward investment grade debt securities.

Relative to the Benchmark, the Fund’s security selection in below investment grade bonds in the communication and utilities sectors was a leading detractor from performance. The Fund’s security selection in unrated bonds and bonds rated BB also detracted from relative performance.

Relative to the Benchmark, the Fund’s security selection in below investment grade bonds in the energy and basic industry sectors was a leading contributor to performance. The Fund’s security selection in the bonds rated B and CCC also made a positive contribution to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers sought to take specific, targeted credit risk based on the portfolio managers’ analysis of favorable risk/reward opportunities, while continuing to build a core of improving below investment grade investments. The portfolio managers moved the portfolio into higher quality debt securities amid persistent market volatility. In the energy sector, the portfolio managers continued to seek value in higher quality debt securities of companies with strong balance sheets.

PORTFOLIO COMPOSITION***
Corporate Bonds	91.1%
Loan Assignments	5.9
Preferred Securities	2.6
Others (each less than 1.0%)	0.4
Short-Term Investment	0.0

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	9

JPMorgan High Yield Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 13, 1998
Without Sales Charge		(3.04)%	(2.79)%	6.49%	6.72%
With Sales Charge**		(6.67)	(6.38)	5.70	6.31
CLASS C SHARES	March 22, 1999
Without CDSC		(3.33)	(3.34)	5.86	6.05
With CDSC***		(4.33)	(4.34)	5.86	6.05
CLASS R2 SHARES	November 3, 2008	(3.21)	(3.12)	6.17	6.40
CLASS R5 SHARES	May 15, 2006	(2.90)	(2.53)	6.79	7.02
CLASS R6 SHARES	February 22, 2005	(2.76)	(2.37)	6.85	7.07
SELECT CLASS SHARES	November 13, 1998	(2.95)	(2.60)	6.72	6.96

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/05 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2 and Class R5 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class R5 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan High Yield Fund, the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Yield Bond Index from August 31, 2005 to August 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper High Yield Bond Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Yield Bond Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.14%
Barclays 1–10 Year U.S. TIPS Index	-1.15%
Barclays U.S. Intermediate Aggregate Index	0.20%
Inflation Managed Bond Composite Benchmark(1)	-1.48%

Net Assets as of 8/31/2015 (In Thousands)	$1,709,231
Duration as of 8/31/2015	2.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Inflation Managed Bond Fund (the “Fund”) seeks to maximize inflation protected total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2015, the Fund’s Select Class Shares outperformed the Barclays 1–10 Year U.S. TIPS (Treasury Inflation Protected Securities) Index (the “Index”) and the Inflation Managed Bond Composite Benchmark but underperformed the Barclays U.S. Intermediate Aggregate Index.

Relative to the Barclays 1–10 Year U.S. TIPS Index, the Fund’s shorter average maturity made a positive contribution to performance as interest rates rose during the six month period and bonds of longer maturity became less attractive to investors. The Fund’s security selection in the mortgages and asset-backed securities sectors also contributed to relative performance.

The Fund’s overweight positions in the corporate credit sector (company-issued bonds) and its longer duration in U.S. agency bonds detracted from performance relative to the Index. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration.

The Fund’s hedge against inflation, using U.S. Treasury Inflation Protected Securities plus inflation swap derivatives based on the Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U swaps), detracted from performance relative to the Benchmark as inflation expectations declined across the yield curve and realized inflation data was lower than expected. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s exposure to longer-maturity inflation protection also detracted from relative performance, as investor concerns over inflationary pressure receded.

HOW WAS THE FUND POSITIONED?

Among the Fund’s fixed income holdings, the Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

The Fund’s portfolio managers sought to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying core bonds is used as the general basis for the Fund’s inflation swap positioning.

The Fund’s portfolio managers believed that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the yield curve positioning of the underlying bonds as a result of opportunities that result from macroeconomic or technical factors. Due to their inflation outlook, the Fund’s managers increased the inflation hedge over the course of the twelve months by buying inflation protection at levels they believed to be attractive. The managers increased inflation protection in the shorter maturity and longer maturity portions of the yield curve.

PORTFOLIO COMPOSITION***
Corporate Bonds	26.8%
U.S. Treasury Obligations	18.8
Collateralized Mortgage Obligations	16.1
U.S. Government Agency Securities	15.7
Mortgage Pass-Through Securities	7.4
Asset-Backed Securities	6.9
Commercial Mortgage-Backed Securities	2.7
Others (each less than 1.0%)	0.3
Short-Term Investment	5.3

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.
(1)	The Fund’s composite benchmark is determined by adding the performance return of the Barclays Intermediate Government/Credit Index and 80% of the Barclays Inflation Swap 5 Year Zero Coupon Index.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	11

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	March 31, 2010
Without Sales Charge		(1.31)%	(3.07)%	1.61%	2.07%
With Sales Charge**		(4.97)	(6.68)	0.84	1.35
CLASS C SHARES	March 31, 2010
Without CDSC		(1.60)	(3.67)	0.95	1.40
With CDSC***		(2.60)	(4.67)	0.95	1.40
CLASS R2 SHARES	March 31, 2010	(1.32)	(3.25)	1.36	1.81
CLASS R5 SHARES	March 31, 2010	(1.11)	(2.78)	1.84	2.29
CLASS R6 SHARES	November 30, 2010	(1.07)	(2.72)	1.88	2.33
SELECT CLASS SHARES	March 31, 2010	(1.14)	(2.84)	1.77	2.22

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/31/10 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 31, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Inflation Managed Bond Fund, the Barclays 1–10 Year U.S. TIPS Index, the Barclays U.S. Intermediate Aggregate Index, the Inflation Managed Bond Composite Benchmark and the Lipper Inflation-Protected Bond Funds Index from March 31, 2010 to August 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–10 Year U.S. TIPS Index and the Barclays U.S. Intermediate Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Inflation-Protected Bond

Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays 1–10 Year U.S. TIPS Index represents the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The Inflation Managed Bond Composite Benchmark is determined by adding the Barclays Intermediate Government/Credit Index and 80% of the Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Inflation-Protected Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.26%
Barclays 1–3 Year U.S. Government/Credit Bond Index	0.36%

Net Assets as of 8/31/2015 (In Thousands)	$1,292,025
Duration as of 8/31/2015	1.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Limited Duration Bond Fund (the “Fund”) seeks a high level of current income consistent with low volatility of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2015, the Fund’s Select Class Shares underperformed the Barclays 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”). Relative to the Benchmark, the Fund’s underweight position in U.S. Treasury bonds and its position on the yield curve, particularly its exposure to the 10-year portion of the curve, were leading detractors from performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds.

Relative to the Benchmark, the Fund’s shorter overall duration was a leading contributor to performance. The Fund’s out-of-Benchmark holdings in mortgage-backed securities and asset-backed securities also made positive contributions to relative performance. Overall, the mortgage-backed securities sector outperformed other sectors of the fixed income market amid continued strength in the U.S. housing market.

HOW WAS THE FUND POSITIONED?

During the six month period, the Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund continued to invest its assets in mortgage-backed and asset-backed securities, which the Fund’s portfolio managers believed offered attractive investment opportunities with relatively higher yield. During the reporting period, the Fund’s portfolio managers used a money market fund to maintain a degree of liquidity for the Fund. The Fund maintained an overall duration of between 1 and 1.5 years for the six month period.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	50.9%
Asset-Backed Securities	20.3
Corporate Bonds	9.9
Commercial Mortgage-Backed Securities	4.2
Mortgage Pass-Through Securities	4.1
Municipal Bond	0.1
Short-Term Investment	10.5

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	13

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 10, 1993
Without Sales Charge		0.13%	0.70%	2.80%	2.82%
With Sales Charge**		(2.12)	(1.56)	2.34	2.58
CLASS C SHARES	November 1, 2001
Without CDSC		(0.03)	0.20	2.30	2.32
With CDSC***		(1.03)	(0.80)	2.30	2.32
CLASS R6 SHARES	February 22, 2005	0.46	1.15	3.27	3.29
SELECT CLASS SHARES	February 2, 1993	0.26	0.96	3.05	3.09

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/05 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Limited Duration Bond Fund, the Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index from August 31, 2005 to August 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short-Intermediate Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short-Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.05%
Barclays U.S. MBS Index	0.34%

Net Assets as of 8/31/2015 (In Thousands)	$2,533,309
Duration as of 8/31/2015	3.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Mortgage-Backed Securities Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2015, the Fund’s Select Class Shares outperformed the Barclays U.S. MBS Index (the “Benchmark”). The Fund’s security selection within agency and non-agency collateralized mortgage backed securities and mortgage pass-through securities was a leading contributor to performance relative to the Benchmark.

The Fund’s cash position, which is made up of debt securities with maturities of less than one year, was the leading detractor from performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	44.4%
Mortgage Pass-Through Securities	38.3
Asset-Backed Securities	5.6
Commercial Mortgage-Backed Securities	4.9
U.S. Treasury Obligations	1.0
Loan Assignment	0.0
Short-Term Investment	5.8

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	15

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	August 18, 2000
Without Sales Charge		0.98%	2.70%	3.48%	5.10%
With Sales Charge**		(2.77)	(1.13)	2.69	4.70
CLASS C SHARES	July 2, 2012
Without CDSC		0.76	2.17	3.00	4.58
With CDSC***		(0.24)	1.17	3.00	4.58
CLASS R6 SHARES	February 22, 2005	1.13	3.09	3.89	5.51
SELECT CLASS SHARES	August 18, 2000	1.05	2.93	3.76	5.36

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/05 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C Shares prior to its inception are based on the performance of Select Class Shares, the original class offered. Prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, the Barclays U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from August 31, 2005 to August 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.28%
Barclays 1–3 Year U.S. Government/Credit Bond Index	0.36%

Net Assets as of 8/31/2015 (In Thousands)	$10,381,824
Duration as of 8/31/2015	1.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration Bond Fund (the “Fund”) seeks current income consistent with preservation of capital through investments in high- and medium-grade fixed income securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2015, the Fund’s Select Class Shares underperformed the Barclays 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”). The Fund’s underweight position in the non-corporate credit sector (supranational, sovereign and regional government debt securities) was a leading detractor from performance relative to the Benchmark. The Fund’s underweight position in U.S. Treasury bonds also detracted from relative performance.

The Fund’s out-of-Benchmark allocation to mortgage-backed securities and asset-backed securities made a positive contribution to performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities. The Fund was positioned with an underweight to U.S. Treasuries and an overweight to non-Treasury securities.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	51.4%
Corporate Bonds	20.6
Asset-Backed Securities	8.7
Collateralized Mortgage Obligations	6.0
U.S. Government Agency Securities	5.4
Mortgage Pass-Through Securities	3.7
Commercial Mortgage-Backed Securities	3.6
Others (each less than 1.0%)	0.4
Short-Term Investment	0.2

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	17

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		0.16%	0.37%	0.75%	2.47%
With Sales Charge**		(2.10)	(1.88)	0.30	2.23
CLASS C SHARES	November 1, 2001
Without CDSC		(0.10)	(0.14)	0.25	1.95
With CDSC***		(1.10)	(1.14)	0.25	1.95
CLASS R6 SHARES	February 22, 2005	0.41	0.98	1.26	2.98
SELECT CLASS SHARES	September 4, 1990	0.28	0.71	1.00	2.72

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/05 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from August 31, 2005 to August 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan Short Duration High Yield Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.84%
Barclays U.S. Aggregate Index	-0.68%
BofA Merrill Lynch 1–5 Year U.S. Cash Pay Fixed Maturity High Yield Constrained Index	-2.77%

Net Assets as of 8/31/2015 (In Thousands)	$203,924
Duration as of 8/31/2015	4.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration High Yield Fund (the “Fund”) seeks current income with a secondary objective of capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2015, the Fund’s Select Class Shares underperformed the Barclays U.S. Aggregate Index but outperformed the BofA Merrill Lynch 1–5 Year U.S. Cash Pay Fixed Maturity High Yield Constrained Index (the “Benchmark”). Overall, high yield bonds (also known as “Junk Bonds”) underperformed other sectors of the bond market during the six month period and the Fund’s allocation to high yield bonds hurt performance relative to the broad-based Barclays U.S. Aggregate Index.

The Fund’s underweight position and security selection in the energy sector and its security selection in the basic industry sector were leading positive contributors to performance relative to the Benchmark. The Fund’s security selection and overweight position in bonds rated B, and security selection and underweight position in bonds rated CCC and D also contributed to relative performance.

Relative to the Benchmark, the Fund’s security selection in the technology and electronics sector and its underweight position in the banking sector were leading detractors from performance for the six month reporting period. The Fund’s underweight position in bonds rated BB and out-of-Benchmark position in unrated bonds also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

Relative to the Benchmark, the Fund was underweight in sectors rated BB and CCC during the six month period. Conversely, the Fund was overweight in sectors rated AAA, BBB, single-B and Non-Rated. The portfolio managers remained cautious about companies that they believed had elevated credit risk.

PORTFOLIO COMPOSITION***
Corporate Bonds	70.4%
Loan Assignments	27.6
Others (each less than 0.1%)	1.5
Short-Term Investment	0.5

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	19

JPMorgan Short Duration High Yield Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 1, 2013
Without Sales Charge		(0.90)%	(0.83)%	1.75%
With Sales Charge**		(3.08)	(3.07)	0.83
CLASS C SHARES	March 1, 2013
Without CDSC		(1.14)	(1.30)	1.23
With CDSC***		(2.14)	(2.30)	1.23
CLASS R6 SHARES	March 1, 2013	(0.76)	(0.49)	2.14
SELECT CLASS SHARES	March 1, 2013	(0.84)	(0.57)	1.99

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/1/13 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 1, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration High Yield Fund, the Barclays U.S. Aggregate Index, the BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index and the Lipper High Yield Bond Index from March 1, 2013 to August 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper High Yield Bond Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. Cash Pay High Yield Index with a remaining term to final maturity less than 5 years but caps issuer exposure at 2%. The Lipper High Yield Bond Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan Treasury & Agency Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.34%
Barclays 1–5 Year U.S. Treasury Index	0.59%

Net Assets as of 8/31/2015 (In Thousands)	$112,383
Duration as of 8/31/2015	1.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Treasury & Agency Fund (the “Fund”) seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2015, the Fund’s Select Class Shares underperformed the Barclays 1–5 Year U.S. Treasury Index (the “Benchmark”). Relative to the Benchmark, the Fund’s underweight position in the 3-to-5 year portion of the yield curve was a leading detractor from performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

Relative to the Benchmark, the Fund’s out-of-Benchmark allocation to agency bonds and its underweight position in U.S. Treasury bonds were leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	85.0%
U.S. Government Agency Securities	14.1
Short-Term Investment	0.9

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2015. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	21

JPMorgan Treasury & Agency Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 20, 1997
Without Sales Charge		0.27%	0.41%	0.36%	2.21%
With Sales Charge**		(2.02)	(1.87)	(0.09)	1.98
SELECT CLASS SHARES	January 20, 1997	0.34	0.62	0.60	2.47

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.

TEN YEAR PERFORMANCE (8/31/05 TO 8/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Barclays 1–5 Year U.S. Treasury Index, the Barclays 1–3 Year U.S. Treasury Index and the Lipper Short U.S. Treasury Funds Average from August 31, 2005 to August 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–5 Year U.S. Treasury Index and the Barclays 1–3 Year U.S. Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Short U.S. Treasury Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays 1–5 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The Barclays 1–3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to three years. Investors cannot invest directly in an index. The Lipper Short U.S. Treasury Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 11.4%
7,108	ABFC Trust, Series 2005-AQ1, Class A4, SUB, 4.956%, 06/25/35	7,299
	Academic Loan Funding Trust,
9,409	Series 2012-1A, Class A1, VAR, 0.999%, 12/27/22 (e)	9,373
4,893	Series 2013-1A, Class A, VAR, 0.999%, 12/26/44 (e)	4,835
	Ally Auto Receivables Trust,
4,916	Series 2013-2, Class A3, 0.790%, 01/15/18	4,913
1,200	Series 2013-2, Class A4, 1.240%, 11/15/18	1,201
9,245	Series 2014-SN2, Class A3, 1.030%, 09/20/17	9,235
16,844	Series 2015-SN1, Class A2A, 0.930%, 06/20/17	16,844
7,021	Series 2015-SN1, Class A3, 1.210%, 12/20/17	7,034
	American Credit Acceptance Receivables Trust,
873	Series 2013-1, Class A, 1.450%, 04/16/18 (e)	873
202	Series 2014-1, Class A, 1.140%, 03/12/18 (e)	202
4,846	Series 2014-2, Class A, 0.990%, 10/10/17 (e)	4,843
7,092	Series 2014-2, Class B, 2.260%, 03/10/20 (e)	7,108
4,500	Series 2014-3, Class B, 2.430%, 06/10/20 (e)	4,506
2,563	Series 2014-4, Class A, 1.330%, 07/10/18 (e)	2,561
11,865	Series 2015-1, Class A, 1.430%, 08/12/19 (e)	11,854
18,614	Series 2015-2, Class A, 1.570%, 06/12/19 (e)	18,618
8,997	Series 2015-2, Class C, 4.320%, 05/12/21 (e)	9,044
	American Homes 4 Rent Trust,
4,000	Series 2014-SFR1, Class C, VAR, 2.198%, 06/17/31 (e)	3,935
12,330	Series 2014-SFR2, Class A, 3.786%, 10/17/36 (e)	12,644
2,400	Series 2014-SFR2, Class B, 4.290%, 10/17/36 (e)	2,475
4,000	Series 2014-SFR2, Class D, 5.149%, 10/17/36 (e)	4,068
7,300	Series 2014-SFR2, Class E, 6.231%, 10/17/36 (e)	7,545
9,884	Series 2014-SFR3, Class A, 3.678%, 12/17/36 (e)	10,054

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,750	Series 2014-SFR3, Class C, 4.596%, 12/17/36 (e)	3,781
7,550	Series 2014-SFR3, Class E, 6.418%, 12/17/36 (e)	7,900
18,141	Series 2015-SFR1, Class A, 3.467%, 04/17/52 (e)	18,252
7,420	Series 2015-SFR1, Class E, 5.639%, 04/17/52 (e)	7,267
	AmeriCredit Automobile Receivables Trust,
227	Series 2013-1, Class A3, 0.610%, 10/10/17	227
3,194	Series 2013-5, Class A3, 0.900%, 09/10/18	3,191
15,618	Series 2015-2, Class A2A, 0.830%, 09/10/18	15,604
71	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-13, Class AF6, SUB, 5.078%, 01/25/34	70
26,845	ARLP Securitization Trust, Series 2015-1, Class A1, SUB, 3.967%, 05/25/55 (e)	26,845
	AXIS Equipment Finance Receivables II LLC,
1,525	Series 2013-1A, Class A, 1.750%, 03/20/17 (e)	1,523
3,671	Series 2013-1A, Class B, 2.850%, 12/20/17 (e)	3,678
	AXIS Equipment Finance Receivables III LLC,
13,042	Series 2015-1A, Class A2, 1.900%, 03/20/20 (e)	13,010
1,000	Series 2015-1A, Class C, 3.410%, 04/20/20 (e)	999
1,000	Series 2015-1A, Class D, 4.050%, 05/20/20 (e)	1,000
10,250	B2R Mortgage Trust, Series 2015-1, Class A1, 2.524%, 05/15/48 (e)	10,143
9,300	BA Credit Card Trust, Series 2015-A2, Class A, 1.360%, 09/15/20	9,284
18,449	Banc of America Funding Corp., Series 2012-R6, Class 1A1, 3.000%, 10/26/39 (e)	18,291
	BCC Funding Corp. X,
21,662	Series 2015-1, Class A2, 2.224%, 10/20/20 (e)	21,725
2,717	Series 2015-1, Class D, 4.544%, 12/21/20 (e)	2,738
583	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.569%, 04/25/36	557
1,850	Blue Elephant Loan Trust, Series 2015-1, Class B, 5.560%, 12/15/22 (e)	1,856

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
	BMW Vehicle Owner Trust,
1,285	Series 2013-A, Class A3, 0.670%, 11/27/17	1,284
8,488	Series 2014-A, Class A2, 0.530%, 04/25/17	8,481
7,080	Series 2014-A, Class A3, 0.970%, 11/26/18	7,072
4,826	BXG Receivables Note Trust, Series 2012-A, Class A, 2.660%, 12/02/27 (e)	4,804
	Cabela’s Credit Card Master Note Trust,
6,816	Series 2012-1A, Class A1, 1.630%, 02/18/20 (e)	6,853
5,757	Series 2015-2, Class A1, 2.250%, 07/17/23	5,765
1,673	California Republic Auto Receivables Trust, Series 2012-1, Class A, 1.180%, 08/15/17 (e)	1,674
29,661	CAM Mortgage LLC, Series 2015-1, Class A, SUB, 3.500%, 07/15/64 (e)	29,647
	CarFinance Capital Auto Trust,
1,321	Series 2013-1A, Class B, 2.750%, 11/15/18 (e)	1,329
390	Series 2013-2A, Class A, 1.750%, 11/15/17 (e)	390
5,000	Series 2014-1A, Class A, 1.460%, 12/17/18 (e)	4,993
2,250	Series 2014-1A, Class B, 2.720%, 04/15/20 (e)	2,271
16,550	Series 2014-2A, Class A, 1.440%, 11/16/20 (e)	16,519
10,808	Series 2015-1A, Class A, 1.750%, 06/15/21 (e)	10,814
22,447	Carlyle Global Market Strategies Commodities Funding Ltd., (Cayman Islands), Series 2014-1A, Class A, VAR, 2.189%, 10/15/21 (e)	22,447
	CarMax Auto Owner Trust,
699	Series 2013-1, Class A3, 0.600%, 10/16/17	699
9,689	Series 2013-2, Class A4, 0.840%, 11/15/18	9,609
4,012	Series 2013-4, Class A3, 0.800%, 07/16/18	4,007
2,612	Series 2013-4, Class A4, 1.280%, 05/15/19	2,603
9,261	Series 2014-2, Class A3, 0.980%, 01/15/19	9,251
13,849	Series 2015-2, Class A2A, 0.820%, 06/15/18	13,841

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Carnow Auto Receivables Trust,
2,764	Series 2014-1A, Class A, 0.960%, 01/17/17 (e)	2,763
7,500	Series 2014-1A, Class B, 1.890%, 11/15/18 (e)	7,513
	Chase Funding Trust,
2,181	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	2,250
3,243	Series 2003-6, Class 1A5, SUB, 5.350%, 11/25/34	3,378
5,527	Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	5,619
	Citi Held For Asset Issuance,
12,095	Series 2015-PM1, Class A, 1.850%, 12/15/21 (e)	12,093
12,837	Series 2015-PM1, Class B, 3.750%, 12/15/21 (e)	13,038
950	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,249
624	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 0.579%, 12/25/33	598
23,737	Colony American Homes, Series 2014-2A, Class A, VAR, 1.150%, 07/17/31 (e)	23,346
26,904	Concord Funding Co. LLC, Series 2012-2, Class A, 3.145%, 01/15/17 (e)	26,904
8,628	Conix Mortgage Asset Trust, Series 2013-1, Class A, VAR, 12/25/47 (d)	3,538
7,973	Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.820%, 03/15/21 (e)	8,005
	CPS Auto Receivables Trust,
537	Series 2011-B, Class A, 3.680%, 09/17/18 (e)	540
2,073	Series 2011-C, Class A, 4.210%, 03/15/19 (e)	2,102
1,150	Series 2012-A, Class A, 2.780%, 06/17/19 (e)	1,162
5,637	Series 2012-B, Class A, 2.520%, 09/16/19 (e)	5,670
4,154	Series 2013-A, Class A, 1.310%, 06/15/20 (e)	4,143
3,314	Series 2013-C, Class A, 1.640%, 04/16/18 (e)	3,319
6,534	Series 2013-D, Class A, 1.540%, 07/16/18 (e)	6,541
5,955	Series 2014-A, Class A, 1.210%, 08/15/18 (e)	5,948

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
8,427	Series 2014-B, Class A, 1.110%, 11/15/18 (e)	8,406
6,350	Series 2014-B, Class C, 3.230%, 05/15/20 (e)	6,295
10,103	Series 2014-C, Class A, 1.310%, 02/15/19 (e)	10,100
4,347	Series 2014-C, Class C, 3.770%, 08/17/20 (e)	4,360
19,398	Series 2014-D, Class A, 1.490%, 04/15/19 (e)	19,482
4,000	Series 2014-D, Class C, 4.350%, 11/16/20 (e)	4,067
15,314	Series 2015-A, Class A, 1.530%, 07/15/19 (e)	15,371
2,900	Series 2015-A, Class C, 4.000%, 02/16/21 (e)	2,914
44,466	Series 2015-B, Class A, 1.650%, 11/15/19 (e)	44,505
16,500	Series 2015-B, Class C, 4.200%, 05/17/21 (e)	16,619
	CPS Auto Trust,
4,217	Series 2012-C, Class A, 1.820%, 12/16/19 (e)	4,236
2,344	Series 2012-D, Class A, 1.480%, 03/16/20 (e)	2,348
	Credit Acceptance Auto Loan Trust,
1,342	Series 2013-1A, Class A, 1.210%, 10/15/20 (e)	1,342
21,150	Series 2014-1A, Class A, 1.550%, 10/15/21 (e)	21,162
17,727	Series 2015-2A, Class A, 2.400%, 02/15/23 (e)	17,725
2,605	Series 2015-2A, Class C, 3.760%, 02/15/24 (e)	2,605
38	CSMC Trust, Series 2006-CF1, Class A1, VAR, 0.509%, 11/25/35 (e)	38
	CWABS, Inc. Asset-Backed Certificates,
329	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34	333
10	Series 2004-1, Class 3A, VAR, 0.759%, 04/25/34	9
784	Series 2004-1, Class M1, VAR, 0.949%, 03/25/34	749
102	Series 2004-1, Class M2, VAR, 1.024%, 03/25/34	94
673	CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class M1, VAR, 1.099%, 10/25/34	649

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Drive Auto Receivables Trust,
15,764	Series 2015-AA, Class A2, 1.010%, 11/15/17 (e)	15,758
12,065	Series 2015-AA, Class D, 4.120%, 06/15/22 (e)	12,122
16,326	Series 2015-BA, Class B, 2.120%, 06/17/19 (e)	16,319
14,251	Series 2015-BA, Class D, 3.840%, 07/15/21 (e)	14,159
7,248	Series 2015-CA, Class A2A, 1.030%, 02/15/18 (e)	7,247
1,588	Series 2015-CA, Class D, 4.200%, 09/15/21 (e)	1,592
	DT Auto Owner Trust,
9,620	Series 2014-3A, Class A, 0.980%, 04/16/18 (e)	9,619
11,029	Series 2015-1A, Class A, 1.060%, 09/17/18 (e)	11,030
18,041	Series 2015-2A, Class A, 1.240%, 09/17/18 (e)	18,042
12,166	Series 2015-2A, Class D, 4.250%, 02/15/22 (e)	12,251
	Exeter Automobile Receivables Trust,
77	Series 2013-1A, Class A, 1.290%, 10/16/17 (e)	77
566	Series 2013-2A, Class A, 1.490%, 11/15/17 (e)	566
3,901	Series 2014-1A, Class A, 1.290%, 05/15/18 (e)	3,906
8,949	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	8,928
2,595	Series 2014-2A, Class C, 3.260%, 12/16/19 (e)	2,588
17,317	Series 2014-3A, Class A, 1.320%, 01/15/19 (e)	17,294
5,389	Series 2014-3A, Class B, 2.770%, 11/15/19 (e)	5,436
16,946	Series 2015-1A, Class A, 1.600%, 06/17/19 (e)	16,954
9,000	Series 2015-1A, Class B, 2.840%, 03/16/20 (e)	9,065
22,858	Series 2015-2A, Class A, 1.540%, 11/15/19 (e)	22,848
	Fifth Third Auto Trust,
5,240	Series 2014-3, Class A2A, 0.570%, 05/15/17	5,238
2,322	Series 2014-3, Class A3, 0.960%, 03/15/19	2,320

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
	First Investors Auto Owner Trust,
814	Series 2012-2A, Class A2, 1.470%, 05/15/18 (e)	814
830	Series 2013-1A, Class A2, 0.900%, 10/15/18 (e)	829
9,020	Series 2014-3A, Class A2, 1.060%, 11/15/18 (e)	9,015
4,892	Series 2014-3A, Class A3, 1.670%, 11/16/20 (e)	4,869
12,366	Series 2015-1A, Class A2, 1.210%, 04/15/19 (e)	12,351
10,815	Series 2015-2A, Class A1, 1.590%, 12/16/19 (e)	10,821
2,933	Series 2015-2A, Class D, 4.220%, 12/15/21 (e)	2,940
	FirstKey Lending Trust,
27,821	Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	27,641
11,055	Series 2015-SFR1, Class B, 3.417%, 03/09/47 (e)	11,027
	Flagship Credit Auto Trust,
2,005	Series 2013-1, Class A, 1.320%, 04/16/18 (e)	2,004
3,395	Series 2013-2, Class A, 1.940%, 01/15/19 (e)	3,407
6,355	Series 2014-1, Class A, 1.210%, 04/15/19 (e)	6,334
2,220	Series 2014-1, Class B, 2.550%, 02/18/20 (e)	2,225
15,191	Series 2014-2, Class A, 1.430%, 12/16/19 (e)	15,130
7,359	Series 2014-2, Class B, 2.840%, 11/16/20 (e)	7,388
3,958	Series 2014-2, Class C, 3.950%, 12/15/20 (e)	3,984
21,535	Series 2015-1, Class A, 1.630%, 06/15/20 (e)	21,467
	Ford Credit Auto Lease Trust,
333	Series 2014-A, Class A2A, 0.500%, 10/15/16	333
7,235	Series 2014-B, Class A3, 0.890%, 09/15/17	7,231
2,970	Series 2014-B, Class A4, 1.100%, 11/15/17	2,974
	Ford Credit Auto Owner Trust,
7,116	Series 2014-B, Class A3, 0.900%, 10/15/18	7,111
5,510	Series 2014-C, Class A2, 0.610%, 08/15/17	5,508

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

6,117	Series 2014-C, Class A3, 1.060%, 05/15/19	6,117
11,586	Series 2015-A, Class A2A, 0.810%, 01/15/18	11,583
9,816	Series 2015-A, Class A3, 1.280%, 09/15/19	9,836
27,581	Series 2015-B, Class A2A, 0.720%, 03/15/18	27,562
9,992	Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2, VAR, 0.578%, 01/15/18	9,990
	Freedom Trust,
2,560	Series 2011-2, Class A11, VAR, 5.000%, 08/01/46 (e)	2,591
3,200	Series 2012-2, Class A24, VAR, 6.000%, 10/26/42 (e)	3,235
	FRT Trust,
3	Series 2013-1A, Class A1N, SUB, 3.960%, 10/25/33 (e)	3
4,821	Series 2013-1A, Class A2N, SUB, 5.000%, 10/25/33 (e)	4,725
27	Series 2013-1A, Class AR, SUB, 4.210%, 10/25/18 (e)	27
24,591	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	24,582
492	GE Capital Mortgage Services, Inc. Trust, Series 1999-HE1, Class M, VAR, 6.705%, 04/25/29	470
2,656	GE Equipment Midticket LLC, Series 2012-1, Class A4, 0.780%, 09/22/20	2,655
	GLC II Trust,
26,690	Series 2014-A, Class A, 4.000%, 12/18/20 (e)	26,690
1,648	Series 2014-A, Class B, 6.000%, 12/18/20 (e)	1,648
	GLC Trust,
19,599	Series 2014-A, Class A, 3.000%, 07/15/21 (e)	19,516
1,634	Series 2014-A, Class B, 4.000%, 07/15/21 (e)	1,605
	GLS Auto Receivables Trust,
38,895	Series 2015-1A, Class A, 2.250%, 12/15/20 (e)	38,728
9,473	Series 2015-1A, Class B, 4.430%, 12/15/20 (e)	9,450
	GM Financial Automobile Leasing Trust,
2,886	Series 2014-1A, Class A2, 0.610%, 07/20/16 (e)	2,884
22,619	Series 2015-1, Class A2, 1.100%, 12/20/17	22,646

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
10,058	Series 2015-1, Class A3, 1.530%, 09/20/18	10,097
4,191	Series 2015-1, Class A4, 1.730%, 06/20/19	4,211
	GMAT Trust,
5,208	Series 2013-1A, Class A, SUB, 3.967%, 11/25/43 (e)	5,229
2,302	Series 2014-1A, Class A, SUB, 3.721%, 02/25/44 (e)	2,299
	GO Financial Auto Securitization Trust,
25,002	Series 2015-1, Class A, 1.810%, 03/15/18 (e)	24,979
8,462	Series 2015-1, Class B, 3.590%, 10/15/20 (e)	8,460
10,634	Gold Key Resorts LLC, Series 2014-A, Class A, 3.220%, 03/17/31 (e)	10,661
	HLSS Servicer Advance Receivables Backed Notes,
4,120	Series 2013-T3, Class C3, 2.388%, 05/15/46 (e)	3,948
4,446	Series 2013-T3, Class D3, 3.130%, 05/15/46 (e)	4,335
9,905	Series 2013-T7, Class AT7, 1.981%, 11/15/46 (e)	9,855
	HLSS Servicer Advance Receivables Trust,
10,906	Series 2012-T2, Class A2, 1.990%, 10/15/45 (e)	10,895
1,000	Series 2012-T2, Class D2, 4.940%, 10/15/45 (e)	999
12,879	Series 2013-T1, Class A2, 1.495%, 01/16/46 (e)	12,866
2,000	Series 2013-T1, Class C2, 2.487%, 01/16/46 (e)	1,962
8,863	Series 2014-T2, Class AT2, 2.217%, 01/15/47 (e)	8,847
723	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.399%, 03/25/36	647
	Honda Auto Receivables Owner Trust,
4,667	Series 2013-4, Class A3, 0.690%, 09/18/17	4,663
700	Series 2013-4, Class A4, 1.040%, 02/18/20	700
7,444	Series 2014-2, Class A3, 0.770%, 03/19/18	7,429
8,655	Series 2015-1, Class A2, 0.700%, 06/15/17	8,651
	HSBC Home Equity Loan Trust USA,
291	Series 2007-1, Class AS, VAR, 0.403%, 03/20/36	290

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

4,057	Series 2007-3, Class APT, VAR, 1.403%, 11/20/36	4,046
	Hyundai Auto Receivables Trust,
9,118	Series 2014-B, Class A3, 0.900%, 12/17/18	9,116
13,052	Series 2015-A, Class A2, 0.680%, 10/16/17	13,047
8,437	Series 2015-B, Class A2A, 0.690%, 04/16/18	8,437
9,311	Series 2015-B, Class A3, 1.120%, 11/15/19	9,289
22,400	Invitation Homes Trust, Series 2014-SFR1, Class A, VAR, 1.198%, 06/17/31 (e)	22,087
	John Deere Owner Trust,
5,866	Series 2012-B, Class A4, 0.690%, 01/15/19	5,841
1,985	Series 2014-A, Class A2, 0.450%, 09/15/16	1,984
	KGS-Alpha Capital Markets LP,
106,740	IO, VAR, 0.407%, 08/25/38	3,502
36,129	Series 2012-3, Class A, IO, VAR, 0.404%, 09/25/26	740
143,284	Series 2012-4, Class A, IO, VAR, 0.558%, 09/25/37	6,157
	KGS-Alpha SBA COOF Trust,
66,771	Series 2013-2, Class A, IO, VAR, 1.572%, 03/25/39 (e)	3,662
60,331	Series 2014-1, Class A, IO, VAR, 1.373%, 10/25/32 (e)	2,866
19,444	Series 2014-2, Class A, IO, VAR, 3.123%, 04/25/40 (e)	2,758
	Long Beach Mortgage Loan Trust,
4,475	Series 2004-1, Class M1, VAR, 0.949%, 02/25/34	4,256
807	Series 2004-3, Class M1, VAR, 1.054%, 07/25/34	777
701	Series 2006-WL2, Class 2A3, VAR, 0.399%, 01/25/36	676
29,044	LV Tower 52 Issuer, Series 2013-1, Class A, 5.500%, 07/15/19 (e)	28,995
14,500	LV Tower 52 Issuer LLC, Series 2013-1, Class M, 7.500%, 07/15/19 (e)	14,413
763	Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class M2, VAR, 2.449%, 03/25/32	763
	MarketPlace Loan Trust,
19,070	Series 2015-OD1, Class A, 3.250%, 06/17/17 (e)	19,070
3,708	Series 2015-OD1, Class B, 5.250%, 06/17/17 (e)	3,708

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
29,161	Series 2015-OD2, Class A, 3.250%, 08/17/17 (e)	29,161
4,804	Series 2015-OD2, Class B, 5.250%, 08/17/17 (e)	4,804
23,318	Mercedes-Benz Auto Receivables Trust, Series 2015-1, Class A2A, 0.820%, 06/15/18	23,260
8,907	Mid-State Capital Corp. Trust, Series 2006-1, Class M1, 6.083%, 10/15/40 (e)	9,320
	Mid-State Capital Trust,
4,440	Series 2010-1, Class A, 3.500%, 12/15/45 (e)	4,558
7,990	Series 2010-1, Class M, 5.250%, 12/15/45 (e)	8,348
3,853	MMCA Auto Owner Trust, Series 2012-A, Class A4, 1.570%, 08/15/17 (e)	3,857
	Nationstar Agency Advance Funding Trust,
3,313	Series 2013-T2A, Class AT2, 1.892%, 02/18/48 (e)	3,266
653	Series 2013-T2A, Class BT2, 2.487%, 02/18/48 (e)	649
13,672	Nationstar HECM Loan Trust, Series 2015-1A, Class A, 3.844%, 05/25/18 (e)	13,690
857	Navitas Equipment Receivables LLC, Series 2013-1, Class A, 1.950%, 11/15/16 (e)	856
3,011	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.171%, 11/25/33	3,096
	Nissan Auto Lease Trust,
796	Series 2013-B, Class A3, 0.750%, 06/15/16	796
1,164	Series 2014-A, Class A3, 0.800%, 02/15/17	1,160
27,000	Series 2015-A, Class A2A, 0.990%, 11/15/17	27,030
	Nissan Auto Receivables Owner Trust,
2,156	Series 2012-A, Class A4, 1.000%, 07/16/18	2,158
238	Series 2014-A, Class A2, 0.420%, 11/15/16	238
3,911	Series 2014-B, Class A3, 1.110%, 05/15/19	3,904
4,031	Normandy Mortgage Loan Co. LLC, Series 2013-NPL3, Class A, SUB, 4.949%, 09/16/43 (e)	4,025
	NRPL Trust,
18,073	Series 2015-1A, Class A1, SUB, 3.875%, 11/01/54 (e)	18,061

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

12,500	Series 2015-1A, Class A2, SUB, 3.875%, 11/01/54 (e)	11,956
38,620	Series 2015-2A, Class A1, VAR, 3.750%, 10/25/57 (e)	38,431
	NRZ Advance Receivables Trust Advance Receivables Backed Notes,
22,000	Series 2015-T1, Class AT1, 2.315%, 08/15/46 (e)	22,000
6,772	Series 2015-T1, Class CT1, 3.100%, 08/15/46 (e)	6,765
13,776	Series 2015-T1, Class DT1, 3.600%, 08/15/46 (e)	13,732
14,811	Series 2015-T2, Class DT2, 4.679%, 08/17/48 (e)	14,811
	NYMT Residential LLC,
15,626	Series 2012-RP1A, Class NOTE, VAR, 4.250%, 12/25/17 (e)	15,626
8,091	Series 2013-RP3A, Class NOTE, SUB, 4.850%, 09/25/18 (e)	8,091
	Oak Hill Advisors Residential Loan Trust,
21,078	Series 2015-NPL1, Class A1, SUB, 3.475%, 01/25/55 (e)	21,042
12,071	Series 2015-NPL1, Class A2, SUB, 4.000%, 01/25/55 (e)	11,750
22,477	Series 2015-NPL2, Class A1, SUB, 3.721%, 07/25/55 (e)	22,485
5,128	Series 2015-NPL2, Class A2, SUB, 4.000%, 07/25/55 (e)	4,970
	OAK Hill Advisors Residential Loan Trust,
25,287	Series 2014-NPL2, Class A1, SUB, 3.475%, 04/25/54 (e)	25,222
8,569	Series 2014-NPL2, Class A2, SUB, 4.000%, 04/25/54 (e)	8,465
	Ocwen Freddie Advance Funding LLC,
8,117	Series 2015-T1, Class AT1, 2.062%, 11/15/45 (e)	8,116
2,281	Series 2015-T1, Class BT1, 2.557%, 11/15/45 (e)	2,281
871	Series 2015-T1, Class CT1, 3.051%, 11/15/45 (e)	871
1,415	Series 2015-T1, Class DT1, 3.790%, 11/15/45 (e)	1,415
	Ocwen Freddie Advance Funding LLC Advance Receivables Backed Notes,
28,022	Series 2015-T2, Class AT2, 2.014%, 09/15/45 (e)	28,022
5,325	Series 2015-T2, Class BT2, 2.509%, 09/15/45 (e)	5,325
1,464	Series 2015-T2, Class CT2, 3.003%, 09/15/45 (e)	1,464

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
3,372	Series 2015-T2, Class DT2, 3.743%, 09/15/45 (e)	3,372
17,813	OnDeck Asset Securitization Trust LLC, Series 2014-1A, Class A, 3.150%, 05/17/18 (e)	17,813
	OneMain Financial Issuance Trust,
28,443	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	28,781
3,571	Series 2014-1A, Class B, 3.240%, 06/18/24 (e)	3,599
42,152	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	42,340
11,466	Series 2014-2A, Class B, 3.020%, 09/18/24 (e)	11,506
28,767	Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	29,106
3,800	Series 2015-1A, Class B, 3.850%, 03/18/26 (e)	3,878
56,051	Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	56,040
11,620	Series 2015-2A, Class B, 3.100%, 07/18/25 (e)	11,598
158	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.039%, 02/25/33	147
4,167	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.137%, 10/25/34	4,153
3,649	PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.440%, 04/15/16 (e)	3,658
	Pretium Mortgage Credit Partners I LLC,
14,895	Series 2015-NPL2, Class A1, SUB, 3.750%, 07/27/30 (e)	14,884
12,483	Series 2015-NPL2, Class A2, SUB, 4.250%, 07/27/30 (e)	12,277
	Progreso Receivables Funding II LLC,
25,599	Series 2014-A, Class A, 3.500%, 07/08/19 (e)	25,714
4,117	Series 2014-A, Class B, 6.000%, 07/08/19 (e)	4,162
	Progreso Receivables Funding III LLC,
24,831	Series 2015-A, Class A, 3.625%, 02/08/20 (e)	24,898
5,437	Series 2015-A, Class B, 5.500%, 02/08/20 (e)	5,452
	Progreso Receivables Funding LLC,
13,022	Series 2015-B, Class A, 3.000%, 07/28/20 (e)	13,018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

6,046	Series 2015-B, Class B, 5.000%, 07/28/20 (e)	6,046
	Progress Residential Trust,
23,637	Series 2015-SFR2, Class A, 2.740%, 06/12/32 (e)	23,439
7,295	Series 2015-SFR2, Class B, 3.138%, 06/12/32 (e)	7,227
16,110	Series 2015-SFR2, Class C, 3.436%, 06/12/32 (e)	15,846
8,917	Series 2015-SFR2, Class E, 4.427%, 06/12/32 (e)	8,527
	RAMP Trust,
2,153	Series 2004-RS11, Class M1, VAR, 1.129%, 11/25/34	2,123
11,096	Series 2006-RZ1, Class A3, VAR, 0.499%, 03/25/36	10,834
	RASC Trust,
45	Series 2002-KS4, Class AIIB, VAR, 0.699%, 07/25/32	39
55	Series 2003-KS5, Class AIIB, VAR, 0.779%, 07/25/33	49
65	Series 2003-KS9, Class A2B, VAR, 0.839%, 11/25/33	55
6,340	RBSHD Trust, Series 2013-1A, Class A, SUB, 4.685%, 10/25/47 (e)	6,344
98	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	51
17,544	RMAT LLC, Series 2015-NPL1, Class A1, SUB, 3.750%, 05/25/55 (e)	17,501
389	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	384
	Santander Drive Auto Receivables Trust,
16,308	Series 2015-S1, Class R1, 1.930%, 09/17/19 (e)	16,308
4,634	Series 2015-S2, Class R1, 1.840%, 11/18/19 (e)	4,635
17,989	Series 2015-S7, Class R1, 1.970%, 03/16/21 (e)	17,989
1,626	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	1,642
724	Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF2, SUB, 3.400%, 01/25/36	532
12,003	Selene Non-Performing Loans LLC, Series 2014-1A, Class A, SUB, 2.981%, 05/25/54 (e)	11,891
1,891	SNAAC Auto Receivables Trust, Series 2014-1A, Class A, 1.030%, 09/17/18 (e)	1,891

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
	SpringCastle America Funding LLC,
47,101	Series 2014-AA, Class A, 2.700%, 05/25/23 (e)	47,275
13,500	Series 2014-AA, Class B, 4.610%, 10/25/27 (e)	13,764
	Springleaf Funding Trust,
25,911	Series 2013-AA, Class A, 2.580%, 09/15/21 (e)	25,978
4,484	Series 2013-BA, Class A, 3.920%, 01/16/23 (e)	4,500
8,480	Series 2013-BA, Class B, 4.820%, 01/16/23 (e)	8,481
56,925	Series 2014-AA, Class A, 2.410%, 12/15/22 (e)	56,779
3,616	Series 2014-AA, Class B, 3.450%, 12/15/22 (e)	3,638
38,406	Series 2015-AA, Class A, 3.160%, 11/15/24 (e)	38,730
7,250	Series 2015-AA, Class B, 3.620%, 11/15/24 (e)	7,343
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
616	Series 2002-AL1, Class A2, 3.450%, 02/25/32	613
1,475	Series 2002-AL1, Class A3, 3.450%, 02/25/32	1,458
2,293	Series 2004-6XS, Class A5A, SUB, 5.530%, 03/25/34	2,362
1,835	Series 2004-6XS, Class A5B, SUB, 5.550%, 03/25/34	1,906
25,506	Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, SUB, 3.721%, 11/16/44 (e)	25,446
3,776	Tidewater Auto Receivables Trust, Series 2014-AA, Class C, 2.560%, 08/15/19 (e)	3,780
	Toyota Auto Receivables Owner Trust,
1,320	Series 2014-A, Class A2, 0.410%, 08/15/16	1,319
7,733	Series 2014-C, Class A2, 0.510%, 02/15/17	7,727
5,761	Series 2014-C, Class A3, 0.930%, 07/16/18	5,755
23,536	Trafigura Securitisation Finance plc, (Ireland), Series 2014-1A, Class A, VAR, 1.148%, 10/15/21 (e)	23,536
6,062	Tricon American Homes Trust, Series 2015-SFR1, Class A, VAR, 1.436%, 05/17/32 (e)	5,994
	Truman Capital Mortgage Loan Trust,
10,576	Series 2014-NPL1, Class A1, SUB, 3.228%, 07/25/53 (e)	10,550

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

4,409	Series 2014-NPL2, Class A1, SUB, 3.125%, 06/25/54 (e)	4,397
6,881	Series 2014-NPL2, Class A2, SUB, 4.000%, 06/25/54 (e)	6,746
6,182	Series 2014-NPL3, Class A1, SUB, 3.125%, 04/25/53 (e)	6,145
16,660	U.S. Residential Opportunity Fund II Trust, Series 2015-1II, Class A, 3.721%, 02/27/35 (e)	16,651
22,553	U.S. Residential Opportunity Fund III Trust, Series 2015-1III, Class A, 3.721%, 01/27/35 (e)	22,492
24,152	Vericrest Opportunity Loan Trust, Series 2015-NPL3, Class A1, SUB, 3.375%, 10/25/58 (e)	24,074
6,177	VML LLC, Series 2014-NPL1, Class A1, VAR, 3.875%, 04/27/54 (e)	6,173
13,820	Volkswagen Auto Lease Trust, Series 2015-A, Class A2A, 0.870%, 06/20/17	13,819
8,753	VOLT NPL X LLC, Series 2014-NPL8, Class A1, SUB, 3.375%, 10/26/54 (e)	8,741
	VOLT XIX LLC,
19,764	Series 2014-NP11, Class A1, SUB, 3.875%, 04/25/55 (e)	19,804
2,600	Series 2014-NP11, Class A2, SUB, 5.000%, 04/25/55 (e)	2,606
	VOLT XVI LLC,
12,182	Series 2014-NPL5, Class A1, SUB, 3.228%, 09/25/58 (e)	12,177
2,397	Series 2014-NPL5, Class A2, SUB, 4.000%, 09/25/58 (e)	2,360
	VOLT XXII LLC,
18,675	Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	18,625
6,176	Series 2015-NPL4, Class A2, SUB, 4.250%, 02/25/55 (e)	6,075
28,901	VOLT XXIV LLC, Series 2015-NPL6, Class A1, SUB, 3.500%, 02/25/55 (e)	28,838
58,630	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	58,566
	VOLT XXVI LLC,
18,569	Series 2014-NPL6, Class A1, SUB, 3.125%, 09/25/43 (e)	18,550
9,358	Series 2014-NPL6, Class A2, SUB, 4.250%, 09/25/43 (e)	9,229
29,900	VOLT XXVII LLC, Series 2014-NPL7, Class A1, SUB, 3.375%, 08/27/57 (e)	29,859
20,970	VOLT XXX LLC, Series 2015-NPL1, Class A1, SUB, 3.625%, 10/25/57 (e)	20,939

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
20,450		VOLT XXXI LLC, Series 2015-NPL2, Class A1, SUB, 3.375%, 02/25/55 (e)	20,376
18,146		VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	18,071
21,581		VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	21,544
		Westgate Resorts LLC,
3,090		Series 2012-2A, Class A, 3.000%, 01/20/25 (e)	3,098
2,606		Series 2012-3A, Class A, 2.500%, 03/20/25 (e)	2,612
5,568		Series 2013-1A, Class A, 2.250%, 08/20/25 (e)	5,568
4,714		Series 2015-1A, Class A, 2.750%, 05/20/27 (e)	4,716
		World Omni Auto Receivables Trust,
2,500		Series 2013-B, Class A3, 0.830%, 08/15/18	2,500
1,398		Series 2013-B, Class A4, 1.320%, 01/15/20	1,403
7,871		Series 2015-A, Class A2A, 0.790%, 07/16/18	7,868
4,378		Series 2015-A, Class A3, 1.340%, 05/15/20	4,384

		Total Asset-Backed Securities (Cost $3,363,382)	3,360,770

Collateralized Mortgage Obligations — 17.9%
		Agency CMO — 14.3%
		Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
209		Series 8, Class ZA, 7.000%, 03/25/23	231
131		Series 24, Class ZE, 6.250%, 11/25/23	143
953		Series 29, Class L, 7.500%, 04/25/24	1,075
		Federal Home Loan Mortgage Corp. Reference REMIC,
6,846		Series R006, Class ZA, 6.000%, 04/15/36	7,779
9,366		Series R007, Class ZA, 6.000%, 05/15/36	10,587
		Federal Home Loan Mortgage Corp. REMIC,
2		Series 11, Class D, 9.500%, 07/15/19	2
7		Series 22, Class C, 9.500%, 04/15/20	7
12		Series 23, Class F, 9.600%, 04/15/20	13
2		Series 46, Class B, 7.800%, 09/15/20	3
2		Series 47, Class F, 10.000%, 06/15/20	2
—	(h)	Series 85, Class C, 8.600%, 01/15/21	—	(h)
7		Series 99, Class Z, 9.500%, 01/15/21	8
24		Series 114, Class H, 6.950%, 01/15/21	26
—	(h)	Series 204, Class E, HB, IF, 1,849.148%, 05/15/23	4

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
—	(h)	Series 1045, Class G, HB, 1,066.208%, 02/15/21	—	(h)
5		Series 1065, Class J, 9.000%, 04/15/21	6
3		Series 1079, Class S, HB, IF, 33.328%, 05/15/21	4
5		Series 1084, Class F, VAR, 1.148%, 05/15/21	5
4		Series 1084, Class S, HB, IF, 44.336%, 05/15/21	6
7		Series 1116, Class I, 5.500%, 08/15/21	7
31		Series 1144, Class KB, 8.500%, 09/15/21	34
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	—	(h)
—	(h)	Series 1196, Class B, HB, IF, 1,175.496%, 01/15/22	5
15		Series 1206, Class IA, 7.000%, 03/15/22	17
20		Series 1250, Class J, 7.000%, 05/15/22	23
60		Series 1343, Class LA, 8.000%, 08/15/22	68
24		Series 1343, Class LB, 7.500%, 08/15/22	27
40		Series 1370, Class JA, VAR, 1.348%, 09/15/22	41
40		Series 1455, Class WB, IF, 4.576%, 12/15/22	42
369		Series 1466, Class PZ, 7.500%, 02/15/23	411
5		Series 1470, Class F, VAR, 1.659%, 02/15/23	5
65		Series 1491, Class I, 7.500%, 04/15/23	73
211		Series 1498, Class I, VAR, 1.348%, 04/15/23	217
316		Series 1502, Class PX, 7.000%, 04/15/23	348
36		Series 1505, Class Q, 7.000%, 05/15/23	41
151		Series 1518, Class G, IF, 8.773%, 05/15/23	175
27		Series 1541, Class M, HB, IF, 24.884%, 07/15/23	42
128		Series 1541, Class O, VAR, 1.520%, 07/15/23	129
8		Series 1570, Class F, VAR, 2.159%, 08/15/23	9
290		Series 1573, Class PZ, 7.000%, 09/15/23	322
155		Series 1591, Class PV, 6.250%, 10/15/23	173
46		Series 1602, Class SA, HB, IF, 22.108%, 10/15/23	74
888		Series 1608, Class L, 6.500%, 09/15/23	1,016
348		Series 1642, Class PJ, 6.000%, 11/15/23	383
141		Series 1658, Class GZ, 7.000%, 01/15/24	159
14		Series 1671, Class L, 7.000%, 02/15/24	16

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
19	Series 1671, Class QC, IF, 10.000%, 02/15/24	27
15	Series 1686, Class SH, IF, 18.793%, 02/15/24	22
118	Series 1695, Class EB, 7.000%, 03/15/24	132
24	Series 1699, Class FC, VAR, 0.798%, 03/15/24	24
156	Series 1700, Class GA, PO, 02/15/24	150
639	Series 1706, Class K, 7.000%, 03/15/24	719
11	Series 1709, Class FA, VAR, 1.470%, 03/15/24	12
459	Series 1720, Class PL, 7.500%, 04/15/24	521
426	Series 1737, Class L, 6.000%, 06/15/24	480
70	Series 1745, Class D, 7.500%, 08/15/24	79
342	Series 1798, Class F, 5.000%, 05/15/23	370
7	Series 1807, Class G, 9.000%, 10/15/20	8
65	Series 1829, Class ZB, 6.500%, 03/15/26	72
444	Series 1863, Class Z, 6.500%, 07/15/26	508
52	Series 1865, Class D, PO, 02/15/24	45
56	Series 1890, Class H, 7.500%, 09/15/26	64
151	Series 1899, Class ZE, 8.000%, 09/15/26	174
376	Series 1927, Class PH, 7.500%, 01/15/27	430
296	Series 1927, Class ZA, 6.500%, 01/15/27	339
10	Series 1935, Class FL, VAR, 0.898%, 02/15/27	10
124	Series 1963, Class Z, 7.500%, 01/15/27	142
18	Series 1970, Class PG, 7.250%, 07/15/27	20
321	Series 1981, Class Z, 6.000%, 05/15/27	358
211	Series 1983, Class Z, 6.500%, 12/15/23	233
137	Series 1987, Class PE, 7.500%, 09/15/27	152
200	Series 2019, Class Z, 6.500%, 12/15/27	223
679	Series 2033, Class J, 5.600%, 06/15/23	724
78	Series 2033, Class SN, HB, IF, 28.471%, 03/15/24	45
213	Series 2038, Class PN, IO, 7.000%, 03/15/28	30
666	Series 2040, Class PE, 7.500%, 03/15/28	763
237	Series 2054, Class PV, 7.500%, 05/15/28	272
37	Series 2056, Class TD, 6.500%, 05/15/18	39
347	Series 2063, Class PG, 6.500%, 06/15/28	397
46	Series 2064, Class TE, 7.000%, 06/15/28	52
126	Series 2070, Class C, 6.000%, 07/15/28	139
711	Series 2075, Class PH, 6.500%, 08/15/28	793
761	Series 2075, Class PM, 6.250%, 08/15/28	852
136	Series 2086, Class GB, 6.000%, 09/15/28	153

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
272	Series 2089, Class PJ, IO, 7.000%, 10/15/28	35
620	Series 2095, Class PE, 6.000%, 11/15/28	703
1,137	Series 2106, Class ZD, 6.000%, 12/15/28	1,269
1,629	Series 2110, Class PG, 6.000%, 01/15/29	1,848
333	Series 2125, Class JZ, 6.000%, 02/15/29	367
1,724	Series 2126, Class CB, 6.250%, 02/15/29	1,954
46	Series 2132, Class SB, HB, IF, 29.733%, 03/15/29	82
21	Series 2134, Class PI, IO, 6.500%, 03/15/19	2
26	Series 2141, Class IO, IO, 7.000%, 04/15/29	3
107	Series 2163, Class PC, IO, 7.500%, 06/15/29	15
1,414	Series 2169, Class TB, 7.000%, 06/15/29	1,619
613	Series 2172, Class QC, 7.000%, 07/15/29	691
346	Series 2176, Class OJ, 7.000%, 08/15/29	403
2	Series 2196, Class TL, 7.500%, 11/15/29	2
314	Series 2201, Class C, 8.000%, 11/15/29	361
692	Series 2208, Class PG, 7.000%, 01/15/30	797
194	Series 2209, Class TC, 8.000%, 01/15/30	235
629	Series 2210, Class Z, 8.000%, 01/15/30	727
125	Series 2224, Class CB, 8.000%, 03/15/30	149
176	Series 2230, Class Z, 8.000%, 04/15/30	205
139	Series 2234, Class PZ, 7.500%, 05/15/30	160
118	Series 2247, Class Z, 7.500%, 08/15/30	137
327	Series 2256, Class MC, 7.250%, 09/15/30	376
478	Series 2259, Class ZM, 7.000%, 10/15/30	549
11	Series 2261, Class ZY, 7.500%, 10/15/30	13
42	Series 2262, Class Z, 7.500%, 10/15/30	48
566	Series 2271, Class PC, 7.250%, 12/15/30	650
497	Series 2283, Class K, 6.500%, 12/15/23	552
244	Series 2296, Class PD, 7.000%, 03/15/31	285
90	Series 2306, Class K, PO, 05/15/24	85
215	Series 2306, Class SE, IF, IO, 8.280%, 05/15/24	28
141	Series 2313, Class LA, 6.500%, 05/15/31	161
310	Series 2325, Class PM, 7.000%, 06/15/31	364
574	Series 2332, Class ZH, 7.000%, 07/15/31	656
102	Series 2333, Class HC, 6.000%, 07/15/31	100
3,192	Series 2344, Class ZD, 6.500%, 08/15/31	3,747
328	Series 2344, Class ZJ, 6.500%, 08/15/31	375
264	Series 2345, Class NE, 6.500%, 08/15/31	303
61	Series 2345, Class PQ, 6.500%, 08/15/16	62
69	Series 2347, Class VP, 6.500%, 03/15/20	74

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
327	Series 2351, Class PZ, 6.500%, 08/15/31	377
172	Series 2353, Class TD, 6.000%, 09/15/16	175
47	Series 2355, Class BP, 6.000%, 09/15/16	47
17	Series 2359, Class PM, 6.000%, 09/15/16	17
565	Series 2359, Class ZB, 8.500%, 06/15/31	669
80	Series 2360, Class PG, 6.000%, 09/15/16	82
11	Series 2363, Class PF, 6.000%, 09/15/16	12
47	Series 2366, Class MD, 6.000%, 10/15/16	48
278	Series 2367, Class ME, 6.500%, 10/15/31	320
285	Series 2388, Class FB, VAR, 0.798%, 01/15/29	290
107	Series 2391, Class QR, 5.500%, 12/15/16	109
44	Series 2394, Class MC, 6.000%, 12/15/16	45
326	Series 2399, Class OH, 6.500%, 01/15/32	367
545	Series 2399, Class TH, 6.500%, 01/15/32	610
644	Series 2410, Class NG, 6.500%, 02/15/32	731
393	Series 2410, Class OE, 6.375%, 02/15/32	423
708	Series 2410, Class QS, IF, 18.986%, 02/15/32	1,063
271	Series 2410, Class QX, IF, IO, 8.452%, 02/15/32	86
712	Series 2412, Class SP, IF, 15.705%, 02/15/32	963
1,669	Series 2418, Class FO, VAR, 1.098%, 02/15/32	1,709
617	Series 2420, Class XK, 6.500%, 02/15/32	694
504	Series 2423, Class MC, 7.000%, 03/15/32	580
631	Series 2423, Class MT, 7.000%, 03/15/32	728
768	Series 2423, Class TB, 6.500%, 03/15/32	885
56	Series 2425, Class OB, 6.000%, 03/15/17	58
870	Series 2430, Class WF, 6.500%, 03/15/32	1,008
1,189	Series 2434, Class TC, 7.000%, 04/15/32	1,390
1,936	Series 2434, Class ZA, 6.500%, 04/15/32	2,217
1,288	Series 2435, Class CJ, 6.500%, 04/15/32	1,504
419	Series 2436, Class MC, 7.000%, 04/15/32	470
205	Series 2441, Class GF, 6.500%, 04/15/32	237
550	Series 2444, Class ES, IF, IO, 7.752%, 03/15/32	152
485	Series 2450, Class GZ, 7.000%, 05/15/32	556
359	Series 2450, Class SW, IF, IO, 7.802%, 03/15/32	100
822	Series 2455, Class GK, 6.500%, 05/15/32	954
18	Series 2458, Class QE, 5.500%, 06/15/17	18
595	Series 2458, Class ZM, 6.500%, 06/15/32	681
122	Series 2463, Class CE, 6.000%, 06/15/17	125
441	Series 2466, Class DH, 6.500%, 06/15/32	506

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
897	Series 2466, Class PH, 6.500%, 06/15/32	1,033
644	Series 2474, Class NR, 6.500%, 07/15/32	740
1,327	Series 2475, Class S, IF, IO, 7.802%, 02/15/32	326
916	Series 2484, Class LZ, 6.500%, 07/15/32	1,054
31	Series 2488, Class WS, IF, 16.285%, 08/15/17	34
1,177	Series 2500, Class MC, 6.000%, 09/15/32	1,340
89	Series 2508, Class AQ, 5.500%, 10/15/17	92
1,195	Series 2512, Class PG, 5.500%, 10/15/22	1,300
400	Series 2535, Class BK, 5.500%, 12/15/22	434
392	Series 2537, Class TE, 5.500%, 12/15/17	408
203	Series 2543, Class LX, 5.000%, 12/15/17	209
1,655	Series 2543, Class YX, 6.000%, 12/15/32	1,862
837	Series 2544, Class HC, 6.000%, 12/15/32	946
192	Series 2549, Class ZG, 5.000%, 01/15/18	198
1,033	Series 2552, Class ME, 6.000%, 01/15/33	1,173
832	Series 2567, Class QD, 6.000%, 02/15/33	941
976	Series 2571, Class FY, VAR, 0.948%, 12/15/32	995
119	Series 2571, Class SK, HB, IF, 33.648%, 09/15/23	210
575	Series 2571, Class SY, IF, 18.126%, 12/15/32	798
3,859	Series 2575, Class ME, 6.000%, 02/15/33	4,236
1,270	Series 2586, Class HD, 5.500%, 03/15/23	1,445
436	Series 2586, Class WI, IO, 6.500%, 03/15/33	91
1,273	Series 2595, Class HC, 5.500%, 04/15/23	1,448
677	Series 2596, Class QG, 6.000%, 03/15/33	741
209	Series 2611, Class UH, 4.500%, 05/15/18	217
295	Series 2626, Class NS, IF, IO, 6.352%, 06/15/23	18
1,491	Series 2631, Class SA, IF, 14.488%, 06/15/33	1,939
1,718	Series 2636, Class Z, 4.500%, 06/15/18	1,788
286	Series 2637, Class SA, IF, IO, 5.902%, 06/15/18	17
116	Series 2638, Class DS, IF, 8.402%, 07/15/23	133
4	Series 2642, Class SL, IF, 6.706%, 07/15/33	4
111	Series 2650, Class PO, PO, 12/15/32	110
767	Series 2650, Class SO, PO, 12/15/32	751
1,674	Series 2651, Class VZ, 4.500%, 07/15/18	1,742
8,359	Series 2653, Class PZ, 5.000%, 07/15/33	9,507
57	Series 2655, Class EO, PO, 02/15/33	57

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
463	Series 2671, Class S, IF, 14.396%, 09/15/33	602
1,103	Series 2684, Class PO, PO, 01/15/33	1,100
400	Series 2692, Class SC, IF, 12.891%, 07/15/33	462
14	Series 2696, Class CO, PO, 10/15/18	14
4,424	Series 2709, Class PG, 5.000%, 11/15/23	4,821
1,052	Series 2710, Class HB, 5.500%, 11/15/23	1,147
440	Series 2720, Class PC, 5.000%, 12/15/23	474
3,586	Series 2722, Class PF, VAR, 0.798%, 12/15/33	3,637
9,421	Series 2733, Class SB, IF, 7.832%, 10/15/33	10,575
338	Series 2744, Class PE, 5.500%, 02/15/34	359
782	Series 2744, Class TU, 5.500%, 05/15/32	806
547	Series 2748, Class KO, PO, 10/15/23	538
738	Series 2758, Class AO, PO, 03/15/19	727
16	Series 2780, Class JG, 4.500%, 04/15/19	16
243	Series 2780, Class SY, IF, 16.065%, 11/15/33	319
3,511	Series 2802, Class OH, 6.000%, 05/15/34	3,837
118	Series 2835, Class QO, PO, 12/15/32	107
32	Series 2840, Class JO, PO, 06/15/23	32
1,249	Series 2903, Class Z, 5.000%, 12/15/24	1,353
742	Series 2929, Class MS, HB, IF, 27.291%, 02/15/35	1,182
3,209	Series 2934, Class EC, PO, 02/15/20	3,144
956	Series 2934, Class HI, IO, 5.000%, 02/15/20	71
609	Series 2934, Class KI, IO, 5.000%, 02/15/20	43
270	Series 2945, Class SA, IF, 11.938%, 03/15/20	299
340	Series 2967, Class S, HB, IF, 32.738%, 04/15/25	560
9,187	Series 2968, Class EH, 6.000%, 04/15/35	10,763
1,178	Series 2968, Class MD, 5.500%, 12/15/33	1,222
1,187	Series 2981, Class FA, VAR, 0.598%, 05/15/35	1,190
1,215	Series 2988, Class AF, VAR, 0.498%, 06/15/35	1,212
44	Series 2989, Class PO, PO, 06/15/23	43
655	Series 2990, Class GO, PO, 02/15/35	608
2,539	Series 2990, Class LK, VAR, 0.568%, 10/15/34	2,546
1,434	Series 2990, Class SL, HB, IF, 23.769%, 06/15/34	2,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
208	Series 2990, Class WP, IF, 16.518%, 06/15/35	245
3,362	Series 2992, Class LB, 5.000%, 06/15/20	3,533
87	Series 3014, Class OD, PO, 08/15/35	76
212	Series 3022, Class SX, IF, 16.381%, 08/15/25	272
629	Series 3029, Class SO, PO, 09/15/35	573
5,340	Series 3049, Class XF, VAR, 0.548%, 05/15/33	5,358
394	Series 3051, Class DP, HB, IF, 27.159%, 10/15/25	606
704	Series 3064, Class SG, IF, 19.341%, 11/15/35	973
3,253	Series 3065, Class DF, VAR, 0.578%, 04/15/35	3,264
30	Series 3068, Class AO, PO, 01/15/35	29
1,237	Series 3077, Class TO, PO, 04/15/35	1,169
1,302	Series 3085, Class WF, VAR, 0.998%, 08/15/35	1,328
2,742	Series 3101, Class UZ, 6.000%, 01/15/36	3,117
240	Series 3102, Class HS, HB, IF, 23.842%, 01/15/36	358
2,494	Series 3117, Class AO, PO, 02/15/36	2,332
547	Series 3117, Class EO, PO, 02/15/36	496
805	Series 3117, Class OG, PO, 02/15/36	749
471	Series 3117, Class OK, PO, 02/15/36	426
1,537	Series 3122, Class OH, PO, 03/15/36	1,438
1,431	Series 3122, Class OP, PO, 03/15/36	1,341
17	Series 3122, Class ZB, 6.000%, 03/15/36	23
152	Series 3134, Class PO, PO, 03/15/36	132
1,709	Series 3137, Class XP, 6.000%, 04/15/36	1,949
830	Series 3138, Class PO, PO, 04/15/36	763
2,902	Series 3147, Class PO, PO, 04/15/36	2,712
126	Series 3149, Class SO, PO, 05/15/36	110
675	Series 3151, Class PO, PO, 05/15/36	611
1,102	Series 3153, Class EO, PO, 05/15/36	1,000
351	Series 3164, Class MG, 6.000%, 06/15/36	396
2,569	Series 3171, Class MO, PO, 06/15/36	2,371
505	Series 3179, Class OA, PO, 07/15/36	458
2,405	Series 3181, Class AZ, 6.500%, 07/15/36	2,779
406	Series 3189, Class PC, 6.000%, 08/15/35	411
305	Series 3194, Class SA, IF, IO, 6.902%, 07/15/36	63
1,785	Series 3195, Class PD, 6.500%, 07/15/36	2,058
3,675	Series 3200, Class AY, 5.500%, 08/15/36	4,117
751	Series 3200, Class PO, PO, 08/15/36	683

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
10,648	Series 3202, Class HI, IF, IO, 6.452%, 08/15/36	1,898
457	Series 3213, Class OA, PO, 09/15/36	426
315	Series 3218, Class AO, PO, 09/15/36	278
1,480	Series 3218, Class BE, 6.000%, 09/15/35	1,521
1,612	Series 3219, Class DI, IO, 6.000%, 04/15/36	341
866	Series 3225, Class EO, PO, 10/15/36	772
968	Series 3232, Class ST, IF, IO, 6.502%, 10/15/36	152
236	Series 3233, Class OP, PO, 05/15/36	213
2,690	Series 3253, Class PO, PO, 12/15/21	2,658
422	Series 3256, Class PO, PO, 12/15/36	388
719	Series 3260, Class CS, IF, IO, 5.942%, 01/15/37	124
390	Series 3261, Class OA, PO, 01/15/37	362
1,657	Series 3274, Class B, 6.000%, 02/15/37	1,821
200	Series 3274, Class JO, PO, 02/15/37	182
1,022	Series 3275, Class FL, VAR, 0.638%, 02/15/37	1,026
4,932	Series 3284, Class CB, 5.000%, 03/15/22	5,325
421	Series 3286, Class PO, PO, 03/15/37	383
1,142	Series 3290, Class SB, IF, IO, 6.252%, 03/15/37	176
1,289	Series 3302, Class UT, 6.000%, 04/15/37	1,454
895	Series 3305, Class MG, IF, 2.418%, 07/15/34	913
3,092	Series 3315, Class HZ, 6.000%, 05/15/37	3,414
914	Series 3316, Class PO, PO, 05/15/37	836
55	Series 3318, Class AO, PO, 05/15/37	49
274	Series 3326, Class JO, PO, 06/15/37	249
2,051	Series 3329, Class JD, 6.000%, 06/15/36	2,159
460	Series 3331, Class PO, PO, 06/15/37	403
1,044	Series 3344, Class SL, IF, IO, 6.402%, 07/15/37	169
603	Series 3365, Class PO, PO, 09/15/37	542
343	Series 3371, Class FA, VAR, 0.798%, 09/15/37	347
489	Series 3373, Class TO, PO, 04/15/37	454
3,344	Series 3383, Class SA, IF, IO, 6.252%, 11/15/37	500
5,605	Series 3387, Class SA, IF, IO, 6.222%, 11/15/37	884
1,818	Series 3393, Class JO, PO, 09/15/32	1,598
559	Series 3398, Class PO, PO, 01/15/36	556
6,301	Series 3404, Class SC, IF, IO, 5.802%, 01/15/38	1,028

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
258	Series 3422, Class SE, IF, 16.956%, 02/15/38	340
4,932	Series 3423, Class PB, 5.500%, 03/15/38	5,695
2,213	Series 3424, Class PI, IF, IO, 6.602%, 04/15/38	353
267	Series 3443, Class SY, IF, 9.000%, 03/15/37	314
2,260	Series 3453, Class B, 5.500%, 05/15/38	2,463
2,404	Series 3455, Class SE, IF, IO, 6.002%, 06/15/38	345
518	Series 3461, Class LZ, 6.000%, 06/15/38	590
7,301	Series 3461, Class Z, 6.000%, 06/15/38	8,191
4,560	Series 3481, Class SJ, IF, IO, 5.652%, 08/15/38	580
6,005	Series 3493, Class LA, 4.000%, 10/15/23	6,216
3,662	Series 3501, Class CB, 5.500%, 01/15/39	4,081
1,047	Series 3510, Class OD, PO, 02/15/37	960
2,060	Series 3511, Class SA, IF, IO, 5.802%, 02/15/39	348
561	Series 3523, Class SD, IF, 19.119%, 06/15/36	783
2,531	Series 3531, Class SA, IF, IO, 6.102%, 05/15/39	371
1,655	Series 3531, Class SM, IF, IO, 5.902%, 05/15/39	211
1,598	Series 3546, Class A, VAR, 1.952%, 02/15/39	1,613
1,577	Series 3549, Class FA, VAR, 1.398%, 07/15/39	1,612
1,592	Series 3607, Class AO, PO, 04/15/36	1,437
2,917	Series 3607, Class BO, PO, 04/15/36	2,633
76	Series 3607, Class EO, PO, 02/15/33	76
3,254	Series 3607, Class OP, PO, 07/15/37	2,904
4,353	Series 3607, Class PO, PO, 05/15/37	3,920
2,100	Series 3607, Class TO, PO, 10/15/39	1,886
2,883	Series 3608, Class SC, IF, IO, 6.052%, 12/15/39	381
2,499	Series 3611, Class PO, PO, 07/15/34	2,262
1,794	Series 3614, Class QB, 4.000%, 12/15/24	1,972
2,130	Series 3621, Class BO, PO, 01/15/40	1,964
4,125	Series 3632, Class BS, IF, 16.841%, 02/15/40	5,626
1,312	Series 3645, Class KZ, 5.500%, 08/15/36	1,424
6,098	Series 3654, Class DC, 5.000%, 04/15/30	6,806
937	Series 3654, Class VB, 5.500%, 10/15/27	940
2,743	Series 3659, Class VE, 5.000%, 03/15/26	3,014
12,635	Series 3680, Class MA, 4.500%, 07/15/39	13,762

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
6,278	Series 3684, Class CY, 4.500%, 06/15/25	7,060
7,823	Series 3687, Class MA, 4.500%, 02/15/37	8,280
2,070	Series 3688, Class CU, VAR, 6.674%, 11/15/21	2,187
14,793	Series 3688, Class GT, VAR, 7.230%, 11/15/46	17,373
33,092	Series 3704, Class CT, 7.000%, 12/15/36	38,940
13,779	Series 3704, Class DT, 7.500%, 11/15/36	16,381
11,961	Series 3704, Class ET, 7.500%, 12/15/36	14,562
7,008	Series 3710, Class FL, VAR, 0.698%, 05/15/36	7,041
11,867	Series 3740, Class SB, IF, IO, 5.802%, 10/15/40	2,082
9,915	Series 3740, Class SC, IF, IO, 5.802%, 10/15/40	1,678
15,865	Series 3747, Class HI, IO, 4.500%, 07/15/37	882
620	Series 3756, Class IP, IO, 4.000%, 08/15/35	1
13,024	Series 3759, Class HI, IO, 4.000%, 08/15/37	802
8,127	Series 3760, Class GI, IO, 4.000%, 10/15/37	509
5,801	Series 3760, Class NI, IO, 4.000%, 10/15/37	276
6,832	Series 3779, Class IH, IO, 4.000%, 11/15/34	356
6,000	Series 3793, Class AB, 3.500%, 01/15/26	6,410
7,072	Series 3795, Class EI, IO, 5.000%, 10/15/39	845
712	Series 3798, Class BF, VAR, 0.498%, 06/15/24	713
3,733	Series 3800, Class AI, IO, 4.000%, 11/15/29	285
4,103	Series 3801, Class GB, 4.500%, 11/15/40	4,261
26,338	Series 3802, Class LS, IF, IO, 1.830%, 01/15/40	2,044
14,856	Series 3819, Class ZQ, 6.000%, 04/15/36	16,866
5,418	Series 3852, Class QN, IF, 5.500%, 05/15/41	5,746
13,986	Series 3852, Class TP, IF, 5.500%, 05/15/41	14,960
9,115	Series 3860, Class PZ, 5.000%, 05/15/41	10,840
2,054	Series 3895, Class WA, VAR, 5.704%, 10/15/38	2,295
5,859	Series 3920, Class LP, 5.000%, 01/15/34	6,497
13,833	Series 3957, Class B, 4.000%, 11/15/41	14,645

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
3,713	Series 3966, Class BF, VAR, 0.698%, 10/15/40	3,734
6,266	Series 3966, Class NA, 4.000%, 12/15/41	6,772
10,981	Series 3998, Class GF, VAR, 0.648%, 05/15/36	11,023
12,715	Series 4012, Class FN, VAR, 0.698%, 03/15/42	12,855
6,436	Series 4032, Class TO, PO, 07/15/37	5,832
14,142	Series 4048, Class FB, VAR, 0.598%, 10/15/41	14,209
22,874	Series 4048, Class FJ, VAR, 0.587%, 07/15/37	22,845
3,469	Series 4073, Class MF, VAR, 0.648%, 08/15/39	3,479
6,791	Series 4077, Class FB, VAR, 0.698%, 07/15/42	6,836
10,718	Series 4087, Class FA, VAR, 0.648%, 05/15/39	10,781
8,258	Series 4095, Class FB, VAR, 0.598%, 04/15/39	8,305
1,794	Series 4217, Class KY, 3.000%, 06/15/43	1,751
8,942	Series 4219, Class JA, 3.500%, 08/15/39	9,372
4,297	Series 4238, Class WY, 3.000%, 08/15/33	4,354
5,126	Series 4257, Class DZ, 2.500%, 10/15/43	4,421
30,053	Series 4374, Class NC, SUB, 1.750%, 02/15/46	31,206
	Federal Home Loan Mortgage Corp. STRIPS,
2	Series 134, Class B, IO, 9.000%, 04/01/22	—	(h)
1,261	Series 197, Class PO, PO, 04/01/28	1,177
2,756	Series 233, Class 11, IO, 5.000%, 09/15/35	553
2,313	Series 233, Class 12, IO, 5.000%, 09/15/35	461
4,362	Series 233, Class 13, IO, 5.000%, 09/15/35	865
8,688	Series 239, Class S30, IF, IO, 7.502%, 08/15/36	1,751
1,168	Series 243, Class 16, IO, 4.500%, 11/15/20	68
762	Series 243, Class 17, IO, 4.500%, 12/15/20	47
86,444	Series 262, Class 35, 3.500%, 07/15/42	89,250
33,597	Series 264, Class F1, VAR, 0.748%, 07/15/42	33,520
14,016	Series 270, Class F1, VAR, 0.698%, 08/15/42	14,010
9,697	Series 274, Class F1, VAR, 0.698%, 08/15/42	9,696

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
24,023	Series 279, Class F6, VAR, 0.648%, 09/15/42	24,164
12,045	Series 281, Class F1, VAR, 0.698%, 10/15/42	12,173
7,505	Series 299, Class 300, 3.000%, 01/15/43	7,555
12,627	Series 310, Class PO, PO, 09/15/43	9,839
10,861	Series 326, Class F2, VAR, 0.748%, 03/15/44	10,835
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
755	Series T-41, Class 3A, VAR, 6.625%, 07/25/32	869
3,294	Series T-42, Class A5, 7.500%, 02/25/42	3,919
2,282	Series T-48, Class 1A, VAR, 5.566%, 07/25/33	2,612
479	Series T-51, Class 2A, VAR, 7.500%, 08/25/42	571
3,044	Series T-54, Class 2A, 6.500%, 02/25/43	3,593
1,053	Series T-54, Class 3A, 7.000%, 02/25/43	1,238
7,330	Series T-56, Class A5, 5.231%, 05/25/43	8,086
772	Series T-57, Class 1A3, 7.500%, 07/25/43	940
296	Series T-57, Class 1AP, PO, 07/25/43	260
4,208	Series T-58, Class 4A, 7.500%, 09/25/43	5,002
365	Series T-58, Class APO, PO, 09/25/43	302
4,107	Series T-59, Class 1A2, 7.000%, 10/25/43	4,747
390	Series T-59, Class 1AP, PO, 10/25/43	308
7,650	Series T-62, Class 1A1, VAR, 1.368%, 10/25/44	7,828
19,586	Series T-76, Class 2A, VAR, 3.061%, 10/25/37	19,820
	Federal National Mortgage Association - ACES,
18,256	Series 2010-M1, Class A2, 4.450%, 09/25/19	20,017
7,066	Series 2010-M3, Class A3, VAR, 4.332%, 03/25/20	7,745
5,732	Series 2010-M7, Class A2, 3.655%, 11/25/20	6,166
8,968	Series 2011-M1, Class A3, 3.763%, 06/25/21	9,679
7,770	Series 2011-M2, Class A2, 3.645%, 04/25/21	8,315
52,463	Series 2011-M2, Class A3, 3.764%, 04/25/21	56,577
28,877	Series 2011-M4, Class A2, 3.726%, 06/25/21	31,147
6,139	Series 2011-M8, Class A2, 2.922%, 08/25/21	6,319

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
6,457	Series 2012-M8, Class ASQ3, 1.801%, 12/25/19	6,503
6,314	Series 2012-M11, Class FA, VAR, 0.708%, 08/25/19	6,345
11,791	Series 2013-M7, Class A2, 2.280%, 12/27/22	11,651
11,658	Series 2013-M9, Class A2, VAR, 2.389%, 01/25/23	11,552
4,118	Series 2013-M13, Class A2, VAR, 2.624%, 04/25/23	4,132
16,876	Series 2014-M2, Class A2, VAR, 3.513%, 12/25/23	17,884
24,000	Series 2014-M3, Class A2, VAR, 3.501%, 01/25/24	25,361
3,214	Series 2014-M5, Class FA, VAR, 0.519%, 01/25/17	3,215
5,680	Series 2014-M6, Class FA, VAR, 0.477%, 12/25/17	5,681
3,280	Series 2014-M9, Class A2, VAR, 3.103%, 07/25/24	3,370
25,000	Series 2014-M12, Class ASV2, VAR, 2.614%, 10/25/21	25,515
11,740	Series 2014-M13, Class A2, VAR, 3.021%, 08/25/24	11,945
12,039	Series 2015-M1, Class A2, 2.532%, 09/25/24	11,795
12,950	Series 2015-M2, Class A3, VAR, 3.160%, 12/25/24	13,259
30,000	Series 2015-M3, Class A2, 2.723%, 10/25/24	29,657
7,298	Series 2015-M7, Class A2, 2.590%, 12/25/24	7,190
10,000	Series 2015-M8, Class A2, VAR, 2.900%, 01/25/25	9,992
57,555	Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	57,794
	Federal National Mortgage Association Grantor Trust,
1,254	Series 1999-T2, Class A1, VAR, 7.500%, 01/19/39	1,378
1,667	Series 2001-T3, Class A1, 7.500%, 11/25/40	1,961
1,711	Series 2002-T16, Class A2, 7.000%, 07/25/42	2,037
499	Series 2004-T1, Class 1A2, 6.500%, 01/25/44	563
3,656	Series 2004-T2, Class 1A4, 7.500%, 11/25/43	4,349

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
		Agency CMO — continued
2,205		Series 2004-T2, Class 2A, VAR, 3.439%, 07/25/43	2,292
5,198		Series 2004-T3, Class 1A2, 6.500%, 02/25/44	5,845
2,029		Series 2004-T3, Class 1A3, 7.000%, 02/25/44	2,328
489		Series 2004-T3, Class PT1, VAR, 8.900%, 01/25/44	564
		Federal National Mortgage Association REMIC,
5		Series 1988-7, Class Z, 9.250%, 04/25/18	5
25		Series 1989-70, Class G, 8.000%, 10/25/19	27
11		Series 1989-78, Class H, 9.400%, 11/25/19	12
13		Series 1989-83, Class H, 8.500%, 11/25/19	15
10		Series 1989-89, Class H, 9.000%, 11/25/19	11
7		Series 1990-1, Class D, 8.800%, 01/25/20	8
3		Series 1990-7, Class B, 8.500%, 01/25/20	3
3		Series 1990-60, Class K, 5.500%, 06/25/20	4
5		Series 1990-63, Class H, 9.500%, 06/25/20	6
4		Series 1990-93, Class G, 5.500%, 08/25/20	4
—	(h)	Series 1990-94, Class H, HB, 505.000%, 08/25/20	—	(h)
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	1
34		Series 1990-102, Class J, 6.500%, 08/25/20	36
25		Series 1990-120, Class H, 9.000%, 10/25/20	28
3		Series 1990-134, Class SC, HB, IF, 21.301%, 11/25/20	4
—	(h)	Series 1990-140, Class K, HB, 652.145%, 12/25/20	2
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	—	(h)
7		Series 1991-24, Class Z, 5.000%, 03/25/21	7
5		Series 1991-42, Class S, IF, 17.326%, 05/25/21	7
1		Series 1992-101, Class J, 7.500%, 06/25/22	1
223		Series 1992-117, Class MA, 8.000%, 07/25/22	250

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
38	Series 1992-136, Class PK, 6.000%, 08/25/22	41
36	Series 1992-143, Class MA, 5.500%, 09/25/22	38
273	Series 1992-150, Class M, 8.000%, 09/25/22	305
98	Series 1992-163, Class M, 7.750%, 09/25/22	110
134	Series 1992-188, Class PZ, 7.500%, 10/25/22	152
62	Series 1993-21, Class KA, 7.700%, 03/25/23	70
131	Series 1993-25, Class J, 7.500%, 03/25/23	146
24	Series 1993-27, Class SA, IF, 15.500%, 02/25/23	32
373	Series 1993-37, Class PX, 7.000%, 03/25/23	414
132	Series 1993-54, Class Z, 7.000%, 04/25/23	147
1,405	Series 1993-56, Class PZ, 7.000%, 05/25/23	1,573
64	Series 1993-62, Class SA, IF, 18.996%, 04/25/23	91
684	Series 1993-99, Class Z, 7.000%, 07/25/23	751
35	Series 1993-122, Class M, 6.500%, 07/25/23	39
720	Series 1993-136, Class ZB, VAR, 6.792%, 07/25/23	794
1,158	Series 1993-141, Class Z, 7.000%, 08/25/23	1,284
32	Series 1993-165, Class SD, IF, 13.459%, 09/25/23	41
40	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	47
58	Series 1993-178, Class PK, 6.500%, 09/25/23	65
29	Series 1993-179, Class SB, HB, IF, 26.867%, 10/25/23	47
19	Series 1993-179, Class SC, IF, 10.500%, 10/25/23	23
916	Series 1993-183, Class KA, 6.500%, 10/25/23	1,052
425	Series 1993-189, Class PL, 6.500%, 10/25/23	475
28	Series 1993-199, Class FA, VAR, 0.749%, 10/25/23	28
53	Series 1993-205, Class H, PO, 09/25/23	50

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
85	Series 1993-225, Class UB, 6.500%, 12/25/23	95
25	Series 1993-230, Class FA, VAR, 0.799%, 12/25/23	25
74	Series 1993-247, Class FE, VAR, 1.199%, 12/25/23	76
90	Series 1993-247, Class SA, HB, IF, 28.093%, 12/25/23	152
34	Series 1993-247, Class SU, IF, 12.291%, 12/25/23	43
6	Series 1994-9, Class E, PO, 11/25/23	6
306	Series 1994-37, Class L, 6.500%, 03/25/24	351
1,492	Series 1994-40, Class Z, 6.500%, 03/25/24	1,627
2,254	Series 1994-62, Class PK, 7.000%, 04/25/24	2,516
1,084	Series 1994-63, Class PK, 7.000%, 04/25/24	1,227
55	Series 1995-2, Class Z, 8.500%, 01/25/25	64
334	Series 1995-19, Class Z, 6.500%, 11/25/23	384
585	Series 1996-14, Class SE, IF, IO, 8.430%, 08/25/23	136
9	Series 1996-27, Class FC, VAR, 0.699%, 03/25/17	9
542	Series 1996-48, Class Z, 7.000%, 11/25/26	604
52	Series 1996-59, Class J, 6.500%, 08/25/22	57
116	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	4
396	Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	9
84	Series 1997-27, Class J, 7.500%, 04/18/27	92
129	Series 1997-29, Class J, 7.500%, 04/20/27	150
338	Series 1997-32, Class PG, 6.500%, 04/25/27	389
527	Series 1997-39, Class PD, 7.500%, 05/20/27	616
28	Series 1997-42, Class ZC, 6.500%, 07/18/27	33
578	Series 1997-61, Class ZC, 7.000%, 02/25/23	646
142	Series 1997-81, Class PI, IO, 7.000%, 12/18/27	18

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
19		Series 1998-4, Class C, PO, 04/25/23	18
206		Series 1998-36, Class ZB, 6.000%, 07/18/28	234
107		Series 1998-43, Class SA, IF, IO, 17.493%, 04/25/23	24
215		Series 1998-66, Class SB, IF, IO, 7.951%, 12/25/28	39
107		Series 1999-17, Class C, 6.350%, 04/25/29	119
446		Series 1999-18, Class Z, 5.500%, 04/18/29	496
79		Series 1999-38, Class SK, IF, IO, 7.851%, 08/25/23	7
53		Series 1999-52, Class NS, HB, IF, 22.822%, 10/25/23	79
150		Series 1999-62, Class PB, 7.500%, 12/18/29	176
818		Series 2000-2, Class ZE, 7.500%, 02/25/30	937
302		Series 2000-20, Class SA, IF, IO, 8.901%, 07/25/30	83
37		Series 2000-52, Class IO, IO, 8.500%, 01/25/31	7
264		Series 2001-4, Class PC, 7.000%, 03/25/21	286
101		Series 2001-7, Class PF, 7.000%, 03/25/31	116
—	(h)	Series 2001-7, Class PR, 6.000%, 03/25/16	—	(h)
301		Series 2001-30, Class PM, 7.000%, 07/25/31	343
551		Series 2001-33, Class ID, IO, 6.000%, 07/25/31	76
570		Series 2001-36, Class DE, 7.000%, 08/25/31	663
730		Series 2001-44, Class MY, 7.000%, 09/25/31	838
169		Series 2001-44, Class PD, 7.000%, 09/25/31	191
128		Series 2001-44, Class PU, 7.000%, 09/25/31	147
1,378		Series 2001-48, Class Z, 6.500%, 09/25/21	1,531
128		Series 2001-49, Class Z, 6.500%, 09/25/31	148
92		Series 2001-52, Class KB, 6.500%, 10/25/31	103
9		Series 2001-52, Class XN, 6.500%, 11/25/15	9

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
1,085	Series 2001-60, Class PX, 6.000%, 11/25/31	1,231
424	Series 2001-60, Class QS, HB, IF, 23.802%, 09/25/31	729
1,035	Series 2001-61, Class Z, 7.000%, 11/25/31	1,172
67	Series 2001-71, Class MB, 6.000%, 12/25/16	69
93	Series 2001-71, Class QE, 6.000%, 12/25/16	95
35	Series 2001-72, Class SX, IF, 17.001%, 12/25/31	48
376	Series 2001-74, Class MB, 6.000%, 12/25/16	385
46	Series 2001-81, Class LO, PO, 01/25/32	42
474	Series 2002-1, Class G, 7.000%, 07/25/23	530
214	Series 2002-1, Class HC, 6.500%, 02/25/22	238
181	Series 2002-1, Class SA, HB, IF, 24.539%, 02/25/32	300
74	Series 2002-1, Class UD, HB, IF, 23.802%, 12/25/23	111
118	Series 2002-2, Class UC, 6.000%, 02/25/17	121
211	Series 2002-3, Class OG, 6.000%, 02/25/17	215
1,411	Series 2002-5, Class PK, 6.000%, 02/25/22	1,540
44	Series 2002-7, Class OG, 6.000%, 03/25/17	44
98	Series 2002-7, Class TG, 6.000%, 03/25/17	99
1,091	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	64
17	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	21
2,670	Series 2002-15, Class ZA, 6.000%, 04/25/32	3,032
248	Series 2002-16, Class PG, 6.000%, 04/25/17	253
38	Series 2002-19, Class PE, 6.000%, 04/25/17	39
32	Series 2002-21, Class LO, PO, 04/25/32	29
479	Series 2002-21, Class PE, 6.500%, 04/25/32	552
260	Series 2002-24, Class AJ, 6.000%, 04/25/17	269
1,003	Series 2002-28, Class PK, 6.500%, 05/25/32	1,121

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
140	Series 2002-31, Class S, IF, 18.841%, 05/25/17	158
371	Series 2002-37, Class Z, 6.500%, 06/25/32	429
377	Series 2002-38, Class QE, 6.000%, 06/25/17	383
1,159	Series 2002-48, Class GH, 6.500%, 08/25/32	1,339
1,675	Series 2002-54, Class PG, 6.000%, 09/25/22	1,836
260	Series 2002-57, Class AE, 5.500%, 09/25/17	267
72	Series 2002-63, Class KC, 5.000%, 10/25/17	74
248	Series 2002-71, Class AP, 5.000%, 11/25/32	271
185	Series 2002-77, Class S, IF, 14.118%, 12/25/32	243
2,919	Series 2002-78, Class Z, 5.500%, 12/25/32	3,149
643	Series 2002-83, Class CS, 6.881%, 08/25/23	715
840	Series 2002-90, Class A1, 6.500%, 06/25/42	960
386	Series 2003-9, Class NZ, 6.500%, 02/25/33	438
552	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	90
2,919	Series 2003-17, Class EQ, 5.500%, 03/25/23	3,181
4,046	Series 2003-22, Class UD, 4.000%, 04/25/33	4,265
5,356	Series 2003-23, Class EQ, 5.500%, 04/25/23	5,838
242	Series 2003-32, Class KC, 5.000%, 05/25/18	251
1,720	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	310
741	Series 2003-34, Class AX, 6.000%, 05/25/33	843
2,023	Series 2003-34, Class ED, 6.000%, 05/25/33	2,284
574	Series 2003-34, Class GB, 6.000%, 03/25/33	622
1,075	Series 2003-34, Class GE, 6.000%, 05/25/33	1,251
132	Series 2003-35, Class EA, PO, 05/25/33	119
175	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	37

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
1,216	Series 2003-39, Class LW, 5.500%, 05/25/23	1,318
269	Series 2003-42, Class GB, 4.000%, 05/25/33	288
1,082	Series 2003-47, Class PE, 5.750%, 06/25/33	1,224
268	Series 2003-52, Class SX, HB, IF, 22.352%, 10/25/31	415
428	Series 2003-64, Class SX, IF, 13.279%, 07/25/33	522
1,082	Series 2003-71, Class DS, IF, 7.215%, 08/25/33	1,108
4,354	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	785
2,176	Series 2003-73, Class HC, 5.500%, 08/25/33	2,449
109	Series 2003-74, Class SH, IF, 9.811%, 08/25/33	124
220	Series 2003-76, Class SH, IF, 13.801%, 09/25/31	230
744	Series 2003-80, Class SY, IF, IO, 7.451%, 06/25/23	43
1,174	Series 2003-81, Class HC, 4.750%, 09/25/18	1,221
1,175	Series 2003-82, Class VB, 5.500%, 08/25/33	1,205
1,353	Series 2003-83, Class PG, 5.000%, 06/25/23	1,415
340	Series 2003-91, Class SD, IF, 12.168%, 09/25/33	413
13,853	Series 2003-105, Class AZ, 5.500%, 10/25/33	15,624
2,200	Series 2003-116, Class SB, IF, IO, 7.401%, 11/25/33	491
614	Series 2003-130, Class CS, IF, 13.701%, 12/25/33	722
155	Series 2003-130, Class SX, IF, 11.221%, 01/25/34	183
286	Series 2003-131, Class SK, IF, 15.801%, 01/25/34	372
138	Series 2003-132, Class OA, PO, 08/25/33	123
1,517	Series 2004-4, Class QI, IF, IO, 6.901%, 06/25/33	188
1,128	Series 2004-4, Class QM, IF, 13.801%, 06/25/33	1,351
848	Series 2004-10, Class SC, HB, IF, 27.802%, 02/25/34	1,115
3,388	Series 2004-17, Class H, 5.500%, 04/25/34	3,768

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
283	Series 2004-21, Class AE, 4.000%, 04/25/19	293
1,326	Series 2004-25, Class SA, IF, 18.977%, 04/25/34	1,870
2,064	Series 2004-28, Class PF, VAR, 0.599%, 03/25/34	2,075
4,447	Series 2004-36, Class FA, VAR, 0.599%, 05/25/34	4,479
701	Series 2004-36, Class PC, 5.500%, 02/25/34	737
1,902	Series 2004-36, Class SA, IF, 18.977%, 05/25/34	2,660
446	Series 2004-36, Class SN, IF, 13.801%, 07/25/33	529
2,250	Series 2004-46, Class EP, PO, 03/25/34	2,107
422	Series 2004-46, Class QB, HB, IF, 23.202%, 05/25/34	613
331	Series 2004-46, Class SK, IF, 15.952%, 05/25/34	427
8,840	Series 2004-50, Class VZ, 5.500%, 07/25/34	9,973
300	Series 2004-51, Class SY, IF, 13.841%, 07/25/34	392
311	Series 2004-53, Class NC, 5.500%, 07/25/24	340
225	Series 2004-59, Class BG, PO, 12/25/32	203
4,977	Series 2004-61, Class FH, VAR, 0.999%, 11/25/32	5,103
121	Series 2004-61, Class SH, HB, IF, 23.191%, 11/25/32	180
325	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	398
2,683	Series 2004-65, Class EY, 5.500%, 08/25/24	2,939
302	Series 2004-74, Class SW, IF, 15.101%, 11/25/31	418
1,090	Series 2004-79, Class S, IF, 19.252%, 08/25/32	1,322
412	Series 2004-79, Class SP, IF, 19.252%, 11/25/34	544
317	Series 2004-81, Class AC, 4.000%, 11/25/19	328
4,454	Series 2004-81, Class JG, 5.000%, 11/25/24	4,824
2,639	Series 2004-87, Class F, VAR, 0.949%, 01/25/34	2,694
18	Series 2004-89, Class EA, IF, 12.859%, 01/25/34	18

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
957	Series 2005-16, Class LE, 5.500%, 07/25/33	972
2,039	Series 2005-25, Class PF, VAR, 0.549%, 04/25/35	2,046
229	Series 2005-42, Class PS, IF, 16.502%, 05/25/35	296
40	Series 2005-52, Class PA, 6.500%, 06/25/35	42
1,446	Series 2005-56, Class S, IF, IO, 6.511%, 07/25/35	277
747	Series 2005-56, Class TP, IF, 17.552%, 08/25/33	999
282	Series 2005-57, Class CD, HB, IF, 24.377%, 01/25/35	372
46	Series 2005-57, Class DC, HB, IF, 21.127%, 12/25/34	53
719	Series 2005-59, Class SU, HB, IF, 24.503%, 06/25/35	1,055
520	Series 2005-66, Class SG, IF, 16.877%, 07/25/35	689
2,600	Series 2005-67, Class EY, 5.500%, 08/25/25	2,876
2,286	Series 2005-68, Class PG, 5.500%, 08/25/35	2,577
779	Series 2005-68, Class UC, 5.000%, 06/25/35	827
1,191	Series 2005-72, Class SB, IF, 16.377%, 08/25/35	1,563
748	Series 2005-73, Class PS, IF, 16.202%, 08/25/35	965
10,654	Series 2005-73, Class ZB, 5.500%, 08/25/35	11,336
599	Series 2005-74, Class CP, HB, IF, 24.019%, 05/25/35	882
2,609	Series 2005-74, Class CS, IF, 19.472%, 05/25/35	3,589
1,794	Series 2005-74, Class SK, IF, 19.582%, 05/25/35	2,473
291	Series 2005-75, Class SV, HB, IF, 23.402%, 09/25/35	433
2,355	Series 2005-84, Class XM, 5.750%, 10/25/35	2,556
885	Series 2005-90, Class ES, IF, 16.377%, 10/25/35	1,142
382	Series 2005-90, Class PO, PO, 09/25/35	363
1,693	Series 2005-93, Class MF, VAR, 0.449%, 08/25/34	1,691
4,612	Series 2005-106, Class US, HB, IF, 23.836%, 11/25/35	7,017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
489	Series 2005-109, Class PC, 6.000%, 12/25/35	544
5,761	Series 2005-110, Class GK, 5.500%, 08/25/34	6,024
5,075	Series 2005-110, Class GL, 5.500%, 12/25/35	5,976
136	Series 2005-116, Class PB, 6.000%, 04/25/34	138
1,761	Series 2005-121, Class DX, 5.500%, 01/25/26	1,924
5,211	Series 2006-8, Class JZ, 5.500%, 03/25/36	5,866
11,962	Series 2006-8, Class WN, IF, IO, 6.501%, 03/25/36	2,322
3,262	Series 2006-8, Class WQ, PO, 03/25/36	2,948
310	Series 2006-11, Class PS, HB, IF, 23.836%, 03/25/36	471
4,851	Series 2006-12, Class BZ, 5.500%, 03/25/36	5,463
298	Series 2006-15, Class OT, PO, 01/25/36	291
2,784	Series 2006-16, Class HZ, 5.500%, 03/25/36	3,029
367	Series 2006-16, Class OA, PO, 03/25/36	336
1,093	Series 2006-22, Class AO, PO, 04/25/36	1,001
1,931	Series 2006-23, Class FK, VAR, 0.449%, 04/25/36	1,933
619	Series 2006-23, Class KO, PO, 04/25/36	560
1,451	Series 2006-27, Class OH, PO, 04/25/36	1,362
377	Series 2006-33, Class LS, HB, IF, 29.253%, 05/25/36	682
886	Series 2006-39, Class WC, 5.500%, 01/25/36	958
452	Series 2006-42, Class CF, VAR, 0.649%, 06/25/36	455
998	Series 2006-43, Class DO, PO, 06/25/36	925
332	Series 2006-43, Class PO, PO, 06/25/36	303
3,426	Series 2006-44, Class FP, VAR, 0.599%, 06/25/36	3,445
662	Series 2006-44, Class GO, PO, 06/25/36	626
1,686	Series 2006-44, Class P, PO, 12/25/33	1,526
768	Series 2006-46, Class FW, VAR, 0.599%, 06/25/36	771
123	Series 2006-46, Class SW, HB, IF, 23.468%, 06/25/36	166
1,165	Series 2006-46, Class UC, 5.500%, 12/25/35	1,264
2,236	Series 2006-50, Class JO, PO, 06/25/36	1,970
2,789	Series 2006-50, Class PS, PO, 06/25/36	2,533

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
2,762	Series 2006-53, Class US, IF, IO, 6.381%, 06/25/36	478
6,021	Series 2006-56, Class FC, VAR, 0.489%, 07/25/36	6,050
2,193	Series 2006-56, Class PF, VAR, 0.549%, 07/25/36	2,200
215	Series 2006-58, Class AP, PO, 07/25/36	199
683	Series 2006-58, Class FL, VAR, 0.659%, 07/25/36	688
1,230	Series 2006-58, Class IG, IF, IO, 6.321%, 07/25/36	246
422	Series 2006-58, Class PO, PO, 07/25/36	380
542	Series 2006-59, Class QO, PO, 01/25/33	534
355	Series 2006-60, Class AK, HB, IF, 28.002%, 07/25/36	624
1,569	Series 2006-60, Class DO, PO, 04/25/35	1,514
297	Series 2006-62, Class PS, HB, IF, 38.704%, 07/25/36	566
4,520	Series 2006-63, Class ZH, 6.500%, 07/25/36	5,311
758	Series 2006-65, Class QO, PO, 07/25/36	717
9,463	Series 2006-71, Class ZL, 6.000%, 07/25/36	10,780
1,374	Series 2006-72, Class GO, PO, 08/25/36	1,245
291	Series 2006-72, Class TO, PO, 08/25/36	270
3,482	Series 2006-77, Class PC, 6.500%, 08/25/36	3,987
783	Series 2006-78, Class BZ, 6.500%, 08/25/36	899
2,366	Series 2006-79, Class DF, VAR, 0.549%, 08/25/36	2,378
560	Series 2006-79, Class DO, PO, 08/25/36	529
688	Series 2006-79, Class OP, PO, 08/25/36	622
637	Series 2006-85, Class MZ, 6.500%, 09/25/36	717
693	Series 2006-86, Class OB, PO, 09/25/36	628
759	Series 2006-90, Class AO, PO, 09/25/36	700
338	Series 2006-94, Class GK, HB, IF, 32.253%, 10/25/26	554
464	Series 2006-95, Class SG, HB, IF, 25.402%, 10/25/36	723
193	Series 2006-109, Class PO, PO, 11/25/36	172
1,300	Series 2006-110, Class PO, PO, 11/25/36	1,177
508	Series 2006-111, Class EO, PO, 11/25/36	455
745	Series 2006-113, Class PO, PO, 07/25/36	721
156	Series 2006-115, Class ES, HB, IF, 25.762%, 12/25/36	247

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
605	Series 2006-115, Class OK, PO, 12/25/36	546
2,888	Series 2006-117, Class GS, IF, IO, 6.451%, 12/25/36	495
1,827	Series 2006-118, Class A1, VAR, 0.259%, 12/25/36	1,786
6,644	Series 2006-118, Class A2, VAR, 0.259%, 12/25/36	6,630
285	Series 2006-119, Class PO, PO, 12/25/36	258
1,166	Series 2006-128, Class BP, 5.500%, 01/25/37	1,254
584	Series 2006-128, Class PO, PO, 01/25/37	522
1,987	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	364
73	Series 2007-1, Class SD, HB, IF, 37.804%, 02/25/37	98
4	Series 2007-2, Class FA, VAR, 0.399%, 02/25/37	4
810	Series 2007-7, Class SG, IF, IO, 6.301%, 08/25/36	253
2,410	Series 2007-10, Class FD, VAR, 0.449%, 02/25/37	2,403
5,308	Series 2007-14, Class ES, IF, IO, 6.241%, 03/25/37	798
535	Series 2007-14, Class OP, PO, 03/25/37	494
509	Series 2007-14, Class QD, 5.500%, 11/25/35	517
571	Series 2007-15, Class NO, PO, 03/25/22	552
2,239	Series 2007-16, Class FC, VAR, 0.949%, 03/25/37	2,326
2,620	Series 2007-18, Class MZ, 6.000%, 03/25/37	2,890
269	Series 2007-22, Class SC, IF, IO, 5.881%, 03/25/37	42
1,718	Series 2007-28, Class EO, PO, 04/25/37	1,550
1,100	Series 2007-29, Class SG, HB, IF, 22.002%, 04/25/37	1,558
2,351	Series 2007-35, Class SI, IF, IO, 5.901%, 04/25/37	344
439	Series 2007-42, Class AO, PO, 05/25/37	419
6,715	Series 2007-42, Class B, 6.000%, 05/25/37	7,577
993	Series 2007-43, Class FL, VAR, 0.499%, 05/25/37	993
4,313	Series 2007-53, Class SH, IF, IO, 5.901%, 06/25/37	613
6,411	Series 2007-54, Class FA, VAR, 0.599%, 06/25/37	6,454

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	43

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
1,326	Series 2007-54, Class WI, IF, IO, 5.901%, 06/25/37	231
12,207	Series 2007-60, Class AX, IF, IO, 6.951%, 07/25/37	2,083
749	Series 2007-62, Class SE, IF, 16.001%, 07/25/37	942
1,042	Series 2007-64, Class FB, VAR, 0.569%, 07/25/37	1,043
4,798	Series 2007-65, Class KI, IF, IO, 6.421%, 07/25/37	762
1,358	Series 2007-67, Class PO, PO, 07/25/37	1,225
2,911	Series 2007-70, Class Z, 5.500%, 07/25/37	3,269
8,308	Series 2007-72, Class EK, IF, IO, 6.201%, 07/25/37	1,246
1,981	Series 2007-76, Class AZ, 5.500%, 08/25/37	2,155
2,804	Series 2007-76, Class ZG, 6.000%, 08/25/37	3,124
1,480	Series 2007-77, Class FG, VAR, 0.699%, 03/25/37	1,490
449	Series 2007-78, Class CB, 6.000%, 08/25/37	504
2,991	Series 2007-78, Class PE, 6.000%, 08/25/37	3,353
1,077	Series 2007-79, Class SB, HB, IF, 23.286%, 08/25/37	1,548
3,587	Series 2007-81, Class GE, 6.000%, 08/25/37	4,056
434	Series 2007-84, Class PG, 6.000%, 12/25/36	445
310	Series 2007-85, Class SL, IF, 15.652%, 09/25/37	401
3,971	Series 2007-88, Class VI, IF, IO, 6.341%, 09/25/37	756
3,941	Series 2007-91, Class ES, IF, IO, 6.261%, 10/25/37	580
669	Series 2007-92, Class YA, 6.500%, 06/25/37	747
1,115	Series 2007-92, Class YS, IF, IO, 5.581%, 06/25/37	142
746	Series 2007-97, Class FC, VAR, 0.699%, 07/25/37	751
2,757	Series 2007-97, Class KI, IO, 7.000%, 05/25/33	376
484	Series 2007-98, Class FB, VAR, 0.649%, 06/25/37	491
3,902	Series 2007-100, Class SM, IF, IO, 6.251%, 10/25/37	548

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
18,752	Series 2007-101, Class A2, VAR, 0.449%, 06/27/36	18,735
1,580	Series 2007-106, Class A7, VAR, 6.155%, 10/25/37	1,753
328	Series 2007-108, Class SA, IF, IO, 6.161%, 12/25/37	42
5,060	Series 2007-109, Class AI, IF, IO, 6.201%, 12/25/37	662
3,618	Series 2007-112, Class MJ, 6.500%, 12/25/37	4,216
3,951	Series 2007-112, Class SA, IF, IO, 6.251%, 12/25/37	606
31,873	Series 2007-114, Class A6, VAR, 0.399%, 10/27/37	31,522
9,821	Series 2007-116, Class HI, IO, VAR, 1.522%, 01/25/38	690
17	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	—	(h)
4,628	Series 2008-1, Class BI, IF, IO, 5.711%, 02/25/38	674
7,892	Series 2008-4, Class SD, IF, IO, 5.801%, 02/25/38	1,084
1,267	Series 2008-10, Class XI, IF, IO, 6.031%, 03/25/38	168
1,344	Series 2008-16, Class IS, IF, IO, 6.001%, 03/25/38	207
1,075	Series 2008-18, Class FA, VAR, 1.099%, 03/25/38	1,093
485	Series 2008-18, Class SP, IF, 13.601%, 03/25/38	597
1,979	Series 2008-20, Class SA, IF, IO, 6.791%, 03/25/38	325
1,742	Series 2008-27, Class SN, IF, IO, 6.701%, 04/25/38	288
695	Series 2008-28, Class QS, HB, IF, 20.102%, 04/25/38	969
1,505	Series 2008-32, Class SA, IF, IO, 6.651%, 04/25/38	240
5,707	Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	30
540	Series 2008-42, Class AO, PO, 09/25/36	513
60	Series 2008-44, Class PO, PO, 05/25/38	55
3,764	Series 2008-46, Class HI, IO, VAR, 1.729%, 06/25/38	316
953	Series 2008-47, Class SI, IF, IO, 6.301%, 06/25/23	102
1,072	Series 2008-53, Class CI, IF, IO, 7.001%, 07/25/38	225

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
5,394	Series 2008-55, Class S, IF, IO, 7.401%, 07/25/28	974
946	Series 2008-56, Class AC, 5.000%, 07/25/38	1,026
1,099	Series 2008-60, Class JC, 5.000%, 07/25/38	1,209
2,126	Series 2008-61, Class BH, 4.500%, 07/25/23	2,244
3,135	Series 2008-61, Class CB, 5.000%, 07/25/23	3,305
1,089	Series 2008-76, Class GF, VAR, 0.849%, 09/25/23	1,095
4,503	Series 2008-80, Class SA, IF, IO, 5.651%, 09/25/38	609
2,422	Series 2008-81, Class SB, IF, IO, 5.651%, 09/25/38	348
275	Series 2009-4, Class BD, 4.500%, 02/25/39	294
2,749	Series 2009-6, Class GS, IF, IO, 6.351%, 02/25/39	576
1,564	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	124
4,950	Series 2009-11, Class NB, 5.000%, 03/25/29	5,383
1,396	Series 2009-15, Class MI, IO, 5.000%, 03/25/24	78
2,461	Series 2009-17, Class QS, IF, IO, 6.451%, 03/25/39	389
685	Series 2009-18, Class IO, IO, 5.000%, 03/25/24	46
3,357	Series 2009-19, Class PW, 4.500%, 10/25/36	3,640
168	Series 2009-47, Class MT, 7.000%, 07/25/39	196
1,893	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	299
6,588	Series 2009-59, Class HB, 5.000%, 08/25/39	7,298
8,055	Series 2009-60, Class HT, 6.000%, 08/25/39	9,172
175	Series 2009-63, Class P, 5.000%, 03/25/37	190
6,811	Series 2009-65, Class MT, 5.000%, 09/25/39	7,304
3,303	Series 2009-69, Class WA, VAR, 6.018%, 09/25/39	3,823
1,905	Series 2009-70, Class CO, PO, 01/25/37	1,742
2,023	Series 2009-84, Class WS, IF, IO, 5.701%, 10/25/39	273

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
4,655	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	783
10,620	Series 2009-86, Class OT, PO, 10/25/37	9,511
2,463	Series 2009-99, Class SC, IF, IO, 5.981%, 12/25/39	306
4,665	Series 2009-99, Class WA, VAR, 6.302%, 12/25/39	5,239
6,932	Series 2009-103, Class MB, VAR, 2.401%, 12/25/39	7,319
3,349	Series 2009-112, Class ST, IF, IO, 6.051%, 01/25/40	531
1,003	Series 2009-113, Class AO, PO, 01/25/40	915
1,286	Series 2010-1, Class WA, VAR, 6.197%, 02/25/40	1,454
2,480	Series 2010-14, Class FJ, VAR, 0.799%, 03/25/40	2,515
3,778	Series 2010-16, Class WA, VAR, 6.442%, 03/25/40	4,249
3,581	Series 2010-16, Class WB, VAR, 6.238%, 03/25/40	4,131
3,146	Series 2010-35, Class SB, IF, IO, 6.221%, 04/25/40	518
2,690	Series 2010-35, Class SJ, IF, 17.002%, 04/25/40	3,623
488	Series 2010-39, Class OT, PO, 10/25/35	443
2,186	Series 2010-40, Class FJ, VAR, 0.799%, 04/25/40	2,202
1,984	Series 2010-42, Class S, IF, IO, 6.201%, 05/25/40	350
1,893	Series 2010-43, Class FD, VAR, 0.799%, 05/25/40	1,917
840	Series 2010-45, Class BD, 4.500%, 11/25/38	876
571	Series 2010-47, Class AV, 5.000%, 05/25/21	573
6,691	Series 2010-49, Class SC, IF, 12.261%, 03/25/40	8,021
8,753	Series 2010-58, Class MB, 5.500%, 06/25/40	9,627
1,652	Series 2010-63, Class AP, PO, 06/25/40	1,491
16,972	Series 2010-64, Class DM, 5.000%, 06/25/40	18,714
7,702	Series 2010-71, Class HJ, 5.500%, 07/25/40	8,766
1,794	Series 2010-102, Class PN, 5.000%, 09/25/40	2,063
2,032	Series 2010-103, Class SB, IF, IO, 5.901%, 11/25/49	336

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	45

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
15,547	Series 2010-111, Class AE, 5.500%, 04/25/38	16,535
17,488	Series 2010-111, Class AM, 5.500%, 10/25/40	20,435
16,759	Series 2010-125, Class SA, IF, IO, 4.241%, 11/25/40	1,375
15,300	Series 2010-133, Class A, 5.500%, 05/25/38	16,255
11,894	Series 2010-147, Class SA, IF, IO, 6.331%, 01/25/41	2,725
4,111	Series 2010-148, Class MA, 4.000%, 02/25/39	4,293
2,518	Series 2011-2, Class WA, VAR, 5.807%, 02/25/51	2,766
880	Series 2011-17, Class EF, VAR, 0.499%, 07/25/25	883
5,989	Series 2011-19, Class ZY, 6.500%, 07/25/36	6,847
1,254	Series 2011-22, Class MA, 6.500%, 04/25/38	1,399
26,348	Series 2011-30, Class LS, IO, VAR, 1.756%, 04/25/41	2,001
9,416	Series 2011-31, Class DB, 3.500%, 04/25/31	10,045
7,564	Series 2011-39, Class ZA, 6.000%, 11/25/32	8,644
7,825	Series 2011-47, Class ZA, 5.500%, 07/25/38	8,422
881	Series 2011-58, Class WA, VAR, 5.432%, 07/25/51	981
4,446	Series 2011-75, Class FA, VAR, 0.749%, 08/25/41	4,505
4,635	Series 2011-101, Class FM, VAR, 0.749%, 01/25/41	4,655
2,796	Series 2011-111, Class DF, VAR, 0.599%, 12/25/38	2,802
23,757	Series 2011-118, Class LB, 7.000%, 11/25/41	28,108
32,484	Series 2011-118, Class MT, 7.000%, 11/25/41	38,407
29,089	Series 2011-118, Class NT, 7.000%, 11/25/41	34,375
10,341	Series 2011-124, Class JF, VAR, 0.599%, 02/25/41	10,383
1,468	Series 2011-149, Class EF, VAR, 0.699%, 07/25/41	1,479
5,141	Series 2011-149, Class MF, VAR, 0.699%, 11/25/41	5,181

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
5,471		Series 2012-14, Class FB, VAR, 0.649%, 08/25/37	5,493
48,786		Series 2012-47, Class HF, VAR, 0.599%, 05/25/27	49,164
6,100		Series 2012-66, Class HF, VAR, 0.499%, 03/25/41	6,126
7,842		Series 2012-87, Class KF, VAR, 0.649%, 09/25/37	7,885
5,812		Series 2012-89, Class FD, VAR, 0.649%, 04/25/39	5,856
12,273		Series 2012-97, Class FB, VAR, 0.699%, 09/25/42	12,382
5,677		Series 2012-99, Class FA, VAR, 0.649%, 09/25/42	5,717
3,484		Series 2012-101, Class FC, VAR, 0.699%, 09/25/42	3,496
11,395		Series 2012-108, Class F, VAR, 0.699%, 10/25/42	11,497
20,632		Series 2012-137, Class CF, VAR, 0.499%, 08/25/41	20,650
6,700		Series 2013-4, Class AJ, 3.500%, 02/25/43	7,025
4,815		Series 2013-13, Class FA, VAR, 0.549%, 03/25/43	4,791
6,000		Series 2013-81, Class TA, 3.000%, 02/25/43	5,739
17,913		Series 2013-92, Class PO, PO, 09/25/43	14,088
7,887		Series 2013-100, Class WB, 3.000%, 10/25/33	7,733
13,963		Series 2013-101, Class DO, PO, 10/25/43	10,934
30,675		Series 2013-128, Class PO, PO, 12/25/43	24,216
6		Series G-14, Class L, 8.500%, 06/25/21	7
—	(h)	Series G-17, Class S, HB, VAR, 1,060.363%, 06/25/21	3
28		Series G-18, Class Z, 8.750%, 06/25/21	31
2		Series G-22, Class G, 6.000%, 12/25/16	2
18		Series G-28, Class S, IF, 14.901%, 09/25/21	21
51		Series G-35, Class M, 8.750%, 10/25/21	56
8		Series G-51, Class SA, HB, IF, 24.434%, 12/25/21	11
—	(h)	Series G92-27, Class SQ, HB, IF, 11,801.801%, 05/25/22	12
229		Series G92-35, Class E, 7.500%, 07/25/22	255
—	(h)	Series G92-35, Class G, HB, 1,184.775%, 07/25/22	2
20		Series G92-42, Class Z, 7.000%, 07/25/22	22

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
235	Series G92-44, Class ZQ, 8.000%, 07/25/22	246
102	Series G92-45, Class Z, 6.000%, 08/25/22	104
21	Series G92-52, Class FD, VAR, 0.220%, 09/25/22	21
224	Series G92-54, Class ZQ, 7.500%, 09/25/22	245
20	Series G92-59, Class F, VAR, 1.359%, 10/25/22	20
41	Series G92-61, Class Z, 7.000%, 10/25/22	45
28	Series G92-62, Class B, PO, 10/25/22	27
139	Series G93-1, Class KA, 7.900%, 01/25/23	158
55	Series G93-5, Class Z, 6.500%, 02/25/23	61
42	Series G93-14, Class J, 6.500%, 03/25/23	47
96	Series G93-17, Class SI, IF, 6.000%, 04/25/23	106
88	Series G93-27, Class FD, VAR, 1.079%, 08/25/23	90
20	Series G93-37, Class H, PO, 09/25/23	19
76	Series G95-1, Class C, 8.800%, 01/25/25	87
	Federal National Mortgage Association REMIC Trust,
1,526	Series 2003-W1, Class 1A1, VAR, 5.771%, 12/25/42	1,737
396	Series 2003-W1, Class 2A, VAR, 6.442%, 12/25/42	461
241	Series 2003-W4, Class 2A, VAR, 6.383%, 10/25/42	280
6,098	Series 2004-W10, Class A6, 5.750%, 08/25/34	6,829
1,228	Series 2004-W11, Class 1A1, 6.000%, 05/25/44	1,439
2,304	Series 2005-W1, Class 1A2, 6.500%, 10/25/44	2,701
2,322	Series 2006-W3, Class 2A, 6.000%, 09/25/46	2,606
782	Series 2007-W3, Class 1A3, 6.750%, 04/25/37	871
713	Series 2007-W5, Class PO, PO, 06/25/37	637
570	Series 2007-W7, Class 1A4, HB, IF, 37.984%, 07/25/37	901
339	Series 2007-W10, Class 2A, VAR, 6.321%, 08/25/47	384
12,136	Series 2009-W1, Class A, 6.000%, 12/25/49	14,075
	Federal National Mortgage Association STRIPS,
1	Series 23, Class 2, IO, 10.000%, 09/25/17	—	(h)
1	Series 50, Class 2, IO, 10.500%, 03/25/19	—	(h)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
19	Series 218, Class 2, IO, 7.500%, 04/25/23	4
14	Series 265, Class 2, 9.000%, 03/25/24	16
1,424	Series 300, Class 1, PO, 09/25/24	1,349
192	Series 329, Class 1, PO, 01/25/33	174
425	Series 339, Class 18, IO, 4.500%, 07/25/18	19
594	Series 339, Class 21, IO, 4.500%, 08/25/18	22
338	Series 339, Class 28, IO, 5.500%, 08/25/18	16
245	Series 345, Class 6, IO, VAR, 5.000%, 12/25/33	50
1,059	Series 365, Class 8, IO, 5.500%, 05/25/36	237
96	Series 368, Class 3, IO, 4.500%, 11/25/20	6
689	Series 374, Class 5, IO, 5.500%, 08/25/36	146
739	Series 383, Class 33, IO, 6.000%, 01/25/38	140
284	Series 393, Class 6, IO, 5.500%, 04/25/37	55
31,542	Series 411, Class F1, VAR, 0.749%, 08/25/42	32,077
11,023	Series 412, Class F2, VAR, 0.699%, 08/25/42	11,106
	Federal National Mortgage Association Trust,
1,348	Series 2003-W2, Class 1A1, 6.500%, 07/25/42	1,552
809	Series 2003-W2, Class 2A9, 5.900%, 07/25/42	909
5,609	Series 2003-W6, Class 2A4, 5.204%, 09/25/42	6,334
2,321	Series 2003-W6, Class 3A, 6.500%, 09/25/42	2,659
2,814	Series 2003-W8, Class 2A, 7.000%, 10/25/42	3,263
530	Series 2003-W8, Class 3F1, VAR, 0.599%, 05/25/42	533
2,290	Series 2004-W1, Class 1A6, 5.040%, 11/25/43	2,326
3,853	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	4,512
964	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	1,122
1,010	Series 2004-W8, Class 3A, 7.500%, 06/25/44	1,186
2,857	Series 2004-W15, Class 2AF, VAR, 0.449%, 08/25/44	2,840
21,952	Series 2005-W3, Class 2AF, VAR, 0.419%, 03/25/45	22,005

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	47

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
1,214	Series 2005-W4, Class 1A1, 6.000%, 08/25/45	1,385
10,444	Series 2006-W2, Class 1AF1, VAR, 0.419%, 02/25/46	10,454
2,801	Series 2006-W2, Class 2A, VAR, 2.266%, 11/25/45	2,843
19,918	Federal National Mortgage Association Whole Loan, Series 2007-W1, Class 1AF1, VAR, 0.459%, 11/25/46	19,953
	Government National Mortgage Association,
2,036	Series 1994-7, Class PQ, 6.500%, 10/16/24	2,316
1,835	Series 1999-4, Class ZB, 6.000%, 02/20/29	2,064
165	Series 1999-30, Class S, IF, IO, 8.402%, 08/16/29	49
232	Series 1999-40, Class ZW, 7.500%, 11/20/29	269
196	Series 2000-9, Class Z, 8.000%, 06/20/30	234
2,167	Series 2000-9, Class ZJ, 8.500%, 02/16/30	2,568
269	Series 2000-12, Class ST, HB, IF, 38.558%, 02/16/30	427
1,953	Series 2000-21, Class Z, 9.000%, 03/16/30	2,387
301	Series 2000-31, Class Z, 9.000%, 10/20/30	349
180	Series 2000-35, Class ZA, 9.000%, 11/20/30	192
17	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	3
91	Series 2001-6, Class SD, IF, IO, 8.352%, 03/16/31	31
954	Series 2001-22, Class PS, HB, IF, 20.494%, 03/17/31	1,478
212	Series 2001-35, Class SA, IF, IO, 8.052%, 08/16/31	68
187	Series 2001-36, Class S, IF, IO, 7.852%, 08/16/31	63
234	Series 2002-3, Class SP, IF, IO, 7.192%, 01/16/32	66
900	Series 2002-24, Class AG, IF, IO, 7.752%, 04/16/32	207
81	Series 2002-24, Class SB, IF, 11.629%, 04/16/32	104
111	Series 2002-31, Class S, IF, IO, 8.502%, 01/16/31	41
1,853	Series 2002-31, Class SE, IF, IO, 7.302%, 04/16/30	364

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
852	Series 2002-40, Class UK, 6.500%, 06/20/32	1,003
29	Series 2002-41, Class SV, IF, 9.000%, 06/16/32	35
3,371	Series 2002-45, Class QE, 6.500%, 06/20/32	3,948
984	Series 2002-47, Class PG, 6.500%, 07/16/32	1,157
352	Series 2002-47, Class PY, 6.000%, 07/20/32	397
1,705	Series 2002-47, Class ZA, 6.500%, 07/20/32	1,987
1,158	Series 2002-52, Class GH, 6.500%, 07/20/32	1,373
355	Series 2002-70, Class PS, IF, IO, 7.497%, 08/20/32	22
1,265	Series 2002-75, Class PB, 6.000%, 11/20/32	1,493
905	Series 2003-11, Class SK, IF, IO, 7.502%, 02/16/33	165
391	Series 2003-12, Class SP, IF, IO, 7.497%, 02/20/33	107
139	Series 2003-24, Class PO, PO, 03/16/33	119
3,994	Series 2003-25, Class PZ, 5.500%, 04/20/33	4,529
2,830	Series 2003-40, Class TJ, 6.500%, 03/20/33	3,286
1,004	Series 2003-46, Class MG, 6.500%, 05/20/33	1,170
1,021	Series 2003-46, Class TC, 6.500%, 03/20/33	1,162
669	Series 2003-52, Class AP, PO, 06/16/33	606
1,872	Series 2003-58, Class BE, 6.500%, 01/20/33	2,132
2,330	Series 2003-75, Class ZX, 6.000%, 09/16/33	2,633
106	Series 2003-90, Class PO, PO, 10/20/33	94
1,524	Series 2003-97, Class SA, IF, IO, 6.352%, 11/16/33	273
1,266	Series 2003-112, Class SA, IF, IO, 6.352%, 12/16/33	266
2,780	Series 2003-112, Class TS, IF, IO, 6.747%, 10/20/32	99
264	Series 2003-114, Class SH, IF, 14.341%, 11/17/32	325
571	Series 2004-28, Class S, IF, 19.119%, 04/16/34	812
1,237	Series 2004-46, Class PO, PO, 06/20/34	1,118

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
4,446	Series 2004-49, Class Z, 6.000%, 06/20/34	5,050
589	Series 2004-71, Class SB, HB, IF, 28.469%, 09/20/34	960
589	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	663
705	Series 2004-73, Class AE, IF, 14.448%, 08/17/34	861
4,373	Series 2004-73, Class JL, IF, IO, 6.352%, 09/16/34	869
188	Series 2004-83, Class AP, IF, 13.829%, 10/16/34	225
44	Series 2004-85, Class PO, PO, 01/17/33	44
266	Series 2004-87, Class SB, IF, 7.445%, 03/17/33	287
439	Series 2004-89, Class LS, HB, IF, 23.659%, 10/16/34	670
7,189	Series 2004-90, Class SI, IF, IO, 5.897%, 10/20/34	1,132
3,606	Series 2004-96, Class SC, IF, IO, 5.877%, 11/20/34	574
5,083	Series 2005-3, Class SK, IF, IO, 6.547%, 01/20/35	894
26	Series 2005-6, Class GS, IF, 13.094%, 12/20/32	27
478	Series 2005-7, Class JM, IF, 16.285%, 05/18/34	542
950	Series 2005-35, Class FL, VAR, 0.553%, 03/20/32	954
294	Series 2005-44, Class SP, IF, 11.795%, 10/20/34	336
535	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	110
27	Series 2005-65, Class SA, HB, IF, 21.964%, 08/20/35	36
244	Series 2005-66, Class SP, HB, IF, 20.175%, 08/16/35	347
2,434	Series 2005-68, Class DP, IF, 15.958%, 06/17/35	3,261
10,814	Series 2005-68, Class KI, IF, IO, 6.097%, 09/20/35	1,715
3,091	Series 2005-72, Class AZ, 5.500%, 09/20/35	3,478
554	Series 2005-82, Class PO, PO, 10/20/35	512
979	Series 2005-91, Class PI, IO, 6.000%, 12/20/35	209
872	Series 2006-16, Class OP, PO, 03/20/36	797
880	Series 2006-20, Class QA, 5.750%, 02/20/36	949

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
1,193	Series 2006-22, Class AO, PO, 05/20/36	1,088
4,875	Series 2006-33, Class Z, 6.500%, 07/20/36	5,719
180	Series 2006-34, Class PO, PO, 07/20/36	163
209	Series 2006-38, Class SW, IF, IO, 6.297%, 06/20/36	24
6,634	Series 2006-38, Class ZK, 6.500%, 08/20/36	7,768
2,196	Series 2006-57, Class PZ, 5.565%, 10/20/36	2,477
1,633	Series 2006-59, Class SD, IF, IO, 6.497%, 10/20/36	303
2,810	Series 2006-65, Class SA, IF, IO, 6.597%, 11/20/36	517
2,502	Series 2007-9, Class CI, IF, IO, 5.997%, 03/20/37	416
7,815	Series 2007-17, Class AF, VAR, 0.398%, 04/16/37	7,826
4,035	Series 2007-17, Class JI, IF, IO, 6.612%, 04/16/37	822
1,565	Series 2007-17, Class JO, PO, 04/16/37	1,441
1,622	Series 2007-19, Class SD, IF, IO, 5.997%, 04/20/37	260
936	Series 2007-25, Class FN, VAR, 0.498%, 05/16/37	939
3,351	Series 2007-26, Class SC, IF, IO, 5.997%, 05/20/37	531
2,990	Series 2007-27, Class SD, IF, IO, 5.997%, 05/20/37	469
271	Series 2007-28, Class BO, PO, 05/20/37	248
4,245	Series 2007-35, Class PO, PO, 06/16/37	3,895
567	Series 2007-36, Class HO, PO, 06/16/37	517
2,428	Series 2007-36, Class SE, IF, IO, 6.272%, 06/16/37	398
2,722	Series 2007-36, Class SJ, IF, IO, 6.047%, 06/20/37	433
2,472	Series 2007-40, Class SD, IF, IO, 6.547%, 07/20/37	436
3,830	Series 2007-40, Class SN, IF, IO, 6.477%, 07/20/37	683
3,589	Series 2007-45, Class QA, IF, IO, 6.437%, 07/20/37	626
982	Series 2007-50, Class AI, IF, IO, 6.572%, 08/20/37	158
2,257	Series 2007-53, Class ES, IF, IO, 6.347%, 09/20/37	415
691	Series 2007-53, Class SW, IF, 19.597%, 09/20/37	946

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	49

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
3,685	Series 2007-57, Class PO, PO, 03/20/37	3,489
3,072	Series 2007-67, Class SI, IF, IO, 6.307%, 11/20/37	524
1,403	Series 2007-71, Class SB, IF, IO, 6.497%, 07/20/36	90
2,485	Series 2007-72, Class US, IF, IO, 6.347%, 11/20/37	438
2,786	Series 2007-73, Class MI, IF, IO, 5.797%, 11/20/37	436
2,395	Series 2007-74, Class SL, IF, IO, 6.342%, 11/16/37	478
5,401	Series 2007-76, Class SB, IF, IO, 6.297%, 11/20/37	941
4,031	Series 2007-79, Class SY, IF, IO, 6.347%, 12/20/37	687
192	Series 2008-1, Class PO, PO, 01/20/38	175
311	Series 2008-7, Class SK, IF, 19.342%, 11/20/37	441
429	Series 2008-7, Class SP, IF, 12.995%, 10/20/37	535
692	Series 2008-17, Class IO, IO, 5.500%, 02/20/38	121
683	Series 2008-20, Class PO, PO, 09/20/37	654
707	Series 2008-29, Class PO, PO, 02/17/33	682
4,584	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	553
1,371	Series 2008-33, Class XS, IF, IO, 7.502%, 04/16/38	326
5,381	Series 2008-36, Class AY, 5.000%, 04/16/23	5,771
3,871	Series 2008-36, Class SH, IF, IO, 6.097%, 04/20/38	627
11,141	Series 2008-40, Class SA, IF, IO, 6.202%, 05/16/38	2,051
201	Series 2008-43, Class NA, PAC, 5.500%, 11/20/37	210
2,020	Series 2008-50, Class KB, 6.000%, 06/20/38	2,297
1,013	Series 2008-55, Class SA, IF, IO, 5.997%, 06/20/38	155
3,695	Series 2008-60, Class CS, IF, IO, 5.947%, 07/20/38	546
484	Series 2008-60, Class PO, PO, 01/20/38	478
206	Series 2008-64, Class ED, 6.500%, 04/20/28	240
4,280	Series 2008-69, Class QD, 5.750%, 07/20/38	4,615

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
1,377	Series 2008-71, Class SC, IF, IO, 5.797%, 08/20/38	199
4,255	Series 2008-76, Class US, IF, IO, 5.697%, 09/20/38	630
2,713	Series 2008-79, Class CS, IF, 6.597%, 06/20/35	2,914
8,608	Series 2008-81, Class S, IF, IO, 5.997%, 09/20/38	1,365
4,440	Series 2008-93, Class AS, IF, IO, 5.497%, 12/20/38	634
8,014	Series 2008-95, Class DS, IF, IO, 7.097%, 12/20/38	1,535
2,493	Series 2008-96, Class SL, IF, IO, 5.797%, 12/20/38	373
2,298	Series 2009-6, Class SA, IF, IO, 5.902%, 02/16/39	355
2,259	Series 2009-6, Class SH, IF, IO, 5.837%, 02/20/39	328
3,815	Series 2009-10, Class SA, IF, IO, 5.747%, 02/20/39	534
1,271	Series 2009-10, Class SL, IF, IO, 6.302%, 03/16/34	87
3,224	Series 2009-11, Class SC, IF, IO, 5.952%, 02/16/39	434
1,132	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	264
2,432	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	441
6,980	Series 2009-22, Class SA, IF, IO, 6.067%, 04/20/39	1,044
2,216	Series 2009-24, Class DS, IF, IO, 6.097%, 03/20/39	184
1,869	Series 2009-25, Class SE, IF, IO, 7.397%, 09/20/38	383
4,113	Series 2009-31, Class TS, IF, IO, 6.097%, 03/20/39	522
854	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	150
1,126	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	225
1,800	Series 2009-35, Class SN, IF, IO, 6.202%, 12/16/38	153
5,282	Series 2009-42, Class SC, IF, IO, 5.877%, 06/20/39	776
3,604	Series 2009-43, Class SA, IF, IO, 5.747%, 06/20/39	521
1,520	Series 2009-44, Class MV, 6.000%, 04/20/20	1,526

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
6,378	Series 2009-64, Class SN, IF, IO, 5.902%, 07/16/39	796
1,311	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	176
5,332	Series 2009-72, Class SM, IF, IO, 6.052%, 08/16/39	803
2,753	Series 2009-75, Class MN, 5.500%, 09/20/39	3,224
4,997	Series 2009-79, Class OK, PO, 11/16/37	4,281
8,370	Series 2009-81, Class SB, IF, IO, 5.887%, 09/20/39	1,276
9,257	Series 2009-102, Class SM, IF, IO, 6.202%, 06/16/39	862
2,341	Series 2009-104, Class AB, 7.000%, 08/16/39	2,659
7,144	Series 2009-106, Class AS, IF, IO, 6.202%, 11/16/39	1,212
24,179	Series 2009-106, Class ST, IF, IO, 5.797%, 02/20/38	4,028
3,473	Series 2009-121, Class VA, 5.500%, 11/20/20	3,690
1,902	Series 2010-14, Class AO, PO, 12/20/32	1,840
906	Series 2010-14, Class BO, PO, 11/20/35	831
3,191	Series 2010-14, Class CO, PO, 08/20/35	2,922
5,446	Series 2010-14, Class QP, 6.000%, 12/20/39	5,738
2,535	Series 2010-41, Class WA, VAR, 5.822%, 10/20/33	2,878
1,291	Series 2010-103, Class WA, VAR, 5.734%, 08/20/34	1,459
1,851	Series 2010-129, Class AW, VAR, 6.114%, 04/20/37	2,082
8,886	Series 2010-130, Class CP, 7.000%, 10/16/40	10,510
12,703	Series 2010-157, Class OP, PO, 12/20/40	11,231
26,209	Series 2010-H17, Class XQ, VAR, 5.237%, 07/20/60	28,794
893	Series 2011-22, Class WA, VAR, 5.940%, 02/20/37	998
6,285	Series 2011-43, Class ZQ, 5.500%, 01/16/33	7,177
6,061	Series 2011-75, Class SM, IF, IO, 6.397%, 05/20/41	1,220
3,101	Series 2011-97, Class WA, VAR, 6.105%, 11/20/38	3,515
4,327	Series 2011-137, Class WA, VAR, 5.532%, 07/20/40	4,894

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
1,500	Series 2011-157, Class UY, 3.000%, 12/20/41	1,474
10,090	Series 2011-163, Class WA, VAR, 5.847%, 12/20/38	11,509
2,930	Series 2011-H05, Class FB, VAR, 0.688%, 12/20/60	2,933
3,727	Series 2011-H06, Class FA, VAR, 0.638%, 02/20/61	3,727
3,902	Series 2011-H19, Class FA, VAR, 0.658%, 08/20/61	3,905
5,272	Series 2012-59, Class WA, VAR, 5.573%, 08/20/38	6,002
6,009	Series 2012-141, Class WA, VAR, 4.525%, 11/16/41	6,556
4,386	Series 2012-141, Class WB, VAR, 3.984%, 09/16/42	4,599
6,425	Series 2012-141, Class WC, VAR, 3.750%, 01/20/42	6,739
12,214	Series 2012-H08, Class FB, VAR, 0.788%, 03/20/62	12,240
9,031	Series 2012-H08, Class FS, VAR, 0.888%, 04/20/62	9,103
72,137	Series 2012-H10, Class FA, VAR, 0.738%, 12/20/61	72,373
10,697	Series 2012-H15, Class FA, VAR, 0.638%, 05/20/62	10,716
2,876	Series 2012-H18, Class NA, VAR, 0.708%, 08/20/62	2,876
3,345	Series 2012-H20, Class KA, 2.000%, 06/20/62	3,386
32,022	Series 2012-H21, Class CF, VAR, 0.888%, 05/20/61	32,145
32,655	Series 2012-H21, Class DF, VAR, 0.838%, 05/20/61	32,643
35,089	Series 2012-H22, Class FD, VAR, 0.658%, 01/20/61	35,114
9,631	Series 2012-H24, Class FA, VAR, 0.638%, 03/20/60	9,649
10,404	Series 2012-H24, Class FD, VAR, 0.778%, 09/20/62	10,433
4,558	Series 2012-H24, Class FE, VAR, 0.788%, 10/20/62	4,578
22,903	Series 2012-H24, Class FG, VAR, 0.618%, 04/20/60	22,902
16,234	Series 2012-H26, Class JA, VAR, 0.738%, 10/20/61	16,270
23,832	Series 2012-H26, Class MA, VAR, 0.738%, 07/20/62	23,880

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	51

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
10,471	Series 2012-H27, Class FB, VAR, 0.688%, 10/20/62	10,482
36,860	Series 2012-H28, Class FA, VAR, 0.768%, 09/20/62	36,798
30,891	Series 2012-H29, Class FA, VAR, 0.703%, 10/20/62	30,869
8,268	Series 2012-H30, Class JA, VAR, 0.668%, 01/20/60	8,283
14,252	Series 2012-H30, Class PA, VAR, 0.638%, 11/20/59	14,276
29,127	Series 2012-H31, Class FD, VAR, 0.528%, 12/20/62	29,002
6,327	Series 2013-26, Class AK, VAR, 4.666%, 09/20/41	6,840
3,191	Series 2013-54, Class WA, VAR, 4.705%, 11/20/42	3,494
2,351	Series 2013-75, Class WA, VAR, 5.227%, 06/20/40	2,627
3,422	Series 2013-91, Class WA, VAR, 4.509%, 04/20/43	3,667
3,874	Series 2013-147, Class BE, 4.000%, 12/20/39	4,199
29,327	Series 2013-H01, Class FA, 1.650%, 01/20/63	29,330
12,812	Series 2013-H01, Class JA, VAR, 0.508%, 01/20/63	12,691
11,808	Series 2013-H01, Class TA, VAR, 0.688%, 01/20/63	11,822
1,987	Series 2013-H02, Class HF, VAR, 0.488%, 11/20/62	1,987
5,536	Series 2013-H03, Class FA, VAR, 0.488%, 08/20/60	5,537
39,002	Series 2013-H04, Class BA, 1.650%, 02/20/63	39,006
3,100	Series 2013-H04, Class SA, VAR, 0.608%, 02/20/63	3,091
3,730	Series 2013-H07, Class GA, VAR, 0.658%, 03/20/63	3,719
11,919	Series 2013-H07, Class HA, VAR, 0.598%, 03/20/63	11,852
9,468	Series 2013-H07, Class JA, 1.750%, 03/20/63	9,517
5,843	Series 2013-H07, Class MA, VAR, 0.738%, 04/20/62	5,857
16,235	Series 2013-H08, Class FC, VAR, 0.638%, 02/20/63	16,256
11,810	Series 2013-H09, Class HA, 1.650%, 04/20/63	11,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
3,549	Series 2013-H14, Class FC, VAR, 0.658%, 06/20/63	3,552
3,318	Series 2013-H14, Class FG, VAR, 0.658%, 05/20/63	3,321
9,580	Series 2014-6, Class W, VAR, 5.472%, 01/20/39	10,646
7,677	Series 2014-41, Class W, VAR, 4.699%, 10/20/42	8,334
6,602	Series 2014-188, Class W, VAR, 4.692%, 10/20/41	7,204
23,311	Series 2014-H01, Class FD, VAR, 0.838%, 01/20/64	23,427
17,954	Series 2014-H05, Class FA, VAR, 0.878%, 02/20/64	18,107
5,993	Series 2014-H06, Class HB, VAR, 0.838%, 03/20/64	6,019
16,650	Series 2014-H09, Class TA, VAR, 0.788%, 04/20/64	16,694
26,291	Series 2014-H10, Class TA, VAR, 0.788%, 04/20/64	26,386
29,083	Series 2014-H11, Class VA, VAR, 0.688%, 06/20/64	29,029
28,237	Series 2014-H15, Class FA, VAR, 0.688%, 07/20/64	28,184
21,254	Series 2014-H17, Class FC, VAR, 0.688%, 07/20/64	21,215
24,307	Series 2014-H19, Class FE, VAR, 0.658%, 09/20/64	24,220
11,768	Series 2014-H20, Class LF, VAR, 0.788%, 10/20/64	11,815
7,415	Series 2015-91, Class W, VAR, 5.245%, 05/20/40	8,250
15,297	Series 2015-H02, Class FB, VAR, 0.703%, 12/20/64	15,282
13,224	Series 2015-H03, Class FA, VAR, 0.688%, 12/20/64	13,244
43,717	Series 2015-H05, Class FC, VAR, 0.668%, 02/20/65	43,737
29,504	Series 2015-H06, Class FA, VAR, 0.668%, 02/20/65	29,426
21,118	Series 2015-H07, Class ES, VAR, 0.000%, 02/20/65	21,142
62,846	Series 2015-H08, Class FC, VAR, 0.663%, 03/20/65	62,837
49,051	Series 2015-H10, Class FC, VAR, 0.668%, 04/20/65	49,045
29,452	Series 2015-H12, Class FA, VAR, 0.668%, 05/20/65	29,500

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
12,584	Series 2015-H15, Class FD, VAR, 0.628%, 06/20/65	12,432
19,967	Series 2015-H15, Class FJ, VAR, 0.628%, 06/20/65	19,827
29,647	Series 2015-H16, Class FG, VAR, 0.628%, 07/20/65	29,496
30,221	Series 2015-H16, Class FL, VAR, 0.628%, 07/20/65	30,003
23,211	Series 2015-H18, Class FA, VAR, 0.638%, 06/20/65	23,135
	NCUA Guaranteed Notes Trust,
19,121	Series 2010-R3, Class 1A, VAR, 0.751%, 12/08/20	19,256
3,554	Series 2010-R3, Class 3A, 2.400%, 12/08/20	3,590
	Vendee Mortgage Trust,
5,326	Series 1993-1, Class ZB, 7.250%, 02/15/23	6,034
1,193	Series 1994-1, Class 1, VAR, 5.570%, 02/15/24	1,307
3,971	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	4,495
1,800	Series 1996-1, Class 1Z, 6.750%, 02/15/26	2,050
833	Series 1996-2, Class 1Z, 6.750%, 06/15/26	955
2,519	Series 1997-1, Class 2Z, 7.500%, 02/15/27	2,954
1,668	Series 1998-1, Class 2E, 7.000%, 03/15/28	1,994

		4,177,943

	Non-Agency CMO — 3.6%
	Ajax Mortgage Loan Trust,
18,386	Series 2013-A, Class A, VAR, 3.500%, 02/25/51 (e)	18,207
5,563	Series 2013-B, Class A, VAR, 3.500%, 02/25/51 (e)	5,533
7,768	Series 2013-C, Class A, SUB, 4.500%, 03/25/35 (e)	7,847
10,681	Series 2014-A, Class A, SUB, 3.750%, 10/25/57 (e)	10,658
10,712	Series 2015-B, Class A, SUB, 3.875%, 07/25/60 (e)	10,715
	Alternative Loan Trust,
167	Series 2002-12, Class PO, PO, 11/25/32	125
253	Series 2003-6T2, Class A6, 5.500%, 06/25/33	255

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
11,035	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	11,117
3,131	Series 2005-1CB, Class 1A6, IF, IO, 6.901%, 03/25/35	652
9,724	Series 2005-20CB, Class 3A8, IF, IO, 4.551%, 07/25/35	1,196
9,108	Series 2005-22T1, Class A2, IF, IO, 4.871%, 06/25/35	1,371
4,323	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	4,199
127	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	102
32,516	Series 2005-37T1, Class A2, IF, IO, 4.851%, 09/25/35	5,213
4,830	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	4,417
19,069	Series 2005-54CB, Class 1A2, IF, IO, 4.651%, 11/25/35	2,143
62	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	62
1,801	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	1,700
4,374	Series 2005-J1, Class 1A4, IF, IO, 4.901%, 02/25/35	371
	American General Mortgage Loan Trust,
647	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	668
7,100	Series 2010-1A, Class A3, VAR, 5.650%, 03/25/58 (e)	7,174
4,036	Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	4,182
	ASG Resecuritization Trust,
1,509	Series 2009-1, Class A60, VAR, 5.629%, 06/26/37 (e)	1,493
1,884	Series 2009-2, Class G60, VAR, 4.822%, 05/24/36 (e)	1,887
11,253	Series 2009-3, Class A65, VAR, 2.093%, 03/26/37 (e)	11,202
1,807	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	1,819
944	Series 2009-5, Class A50, VAR, 3.363%, 02/28/37 (e)	947
647	Series 2010-1, Class A85, VAR, 0.591%, 02/27/36 (e)	631
4,254	Series 2010-2, Class A60, VAR, 1.799%, 01/28/37 (e)	4,195
578	Series 2011-1, Class 1A85, 4.000%, 09/28/20 (e)	579

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	53

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
5,209	Series 2011-1, Class 2A35, 6.000%, 09/28/36 (e)	4,804
4,955	Series 2011-1, Class 3A50, VAR, 2.559%, 11/28/35 (e)	4,871
125	Series 2011-2, Class A48S, HB, IF, 23.502%, 02/28/36 (e)	150
	Banc of America Alternative Loan Trust,
176	Series 2003-1, Class APO, PO, 02/25/33	148
3,831	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	3,984
1,319	Series 2003-7, Class 2A4, 5.000%, 09/25/18	1,332
3,770	Series 2003-11, Class 1A1, 6.000%, 01/25/34	3,966
3,144	Series 2003-11, Class 2A1, 6.000%, 01/25/34	3,272
431	Series 2003-11, Class PO, PO, 01/25/34	375
1,039	Series 2004-1, Class 1A1, 6.000%, 02/25/34	1,104
517	Series 2004-1, Class 5A1, 5.500%, 02/25/19	527
138	Series 2004-6, Class 15PO, PO, 07/25/19	134
1,046	Series 2004-8, Class 3A1, 5.500%, 09/25/19	1,025
705	Series 2005-5, Class 1CB1, 5.500%, 06/25/35	664
2,172	Series 2005-9, Class CBIO, IO, 5.500%, 10/25/35	533
	Banc of America Funding Trust,
504	Series 2004-1, Class PO, PO, 03/25/34	415
679	Series 2004-2, Class 1CB1, 5.750%, 09/20/34	731
910	Series 2004-C, Class 1A1, VAR, 2.862%, 12/20/34	902
634	Series 2005-6, Class 2A7, 5.500%, 10/25/35	624
553	Series 2005-7, Class 30PO, PO, 11/25/35	446
209	Series 2005-8, Class 30PO, PO, 01/25/36	146
1,221	Series 2005-E, Class 4A1, VAR, 2.733%, 03/20/35	1,215
476	Series 2006-1, Class XPO, PO, 01/25/36	371
3,769	Series 2010-R11A, Class 1A6, VAR, 5.189%, 08/26/35 (e)	3,808
	Banc of America Mortgage Trust,
2,293	Series 2003-3, Class 1A7, 5.500%, 05/25/33	2,358
724	Series 2003-3, Class 2A1, VAR, 0.749%, 05/25/18	705

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
408	Series 2003-5, Class 3A1, 7.500%, 02/25/31	420
195	Series 2003-6, Class 2A1, VAR, 0.649%, 08/25/18	193
31	Series 2003-7, Class A2, 4.750%, 09/25/18	32
196	Series 2003-8, Class APO, PO, 11/25/33	162
219	Series 2003-C, Class 3A1, VAR, 2.621%, 04/25/33	222
1,671	Series 2003-E, Class 2A2, VAR, 2.822%, 06/25/33 (a)	1,679
30	Series 2004-1, Class APO, PO, 02/25/34	28
731	Series 2004-3, Class 15IO, IO, VAR, 0.000%, 04/25/19	2
2,118	Series 2004-3, Class 1A26, 5.500%, 04/25/34	2,152
62	Series 2004-4, Class APO, PO, 05/25/34	54
717	Series 2004-5, Class 2A2, 5.500%, 06/25/34	731
191	Series 2004-5, Class 4A1, 4.750%, 06/25/19	192
4,979	Series 2004-6, Class 1A3, 5.500%, 05/25/34	5,057
161	Series 2004-6, Class 2A7, 5.500%, 07/25/34	163
292	Series 2004-6, Class APO, PO, 07/25/34	259
23	Series 2004-8, Class 5PO, PO, 05/25/32	20
111	Series 2004-8, Class XPO, PO, 10/25/34	95
362	Series 2004-9, Class 3A1, 6.500%, 09/25/32	377
6	Series 2004-9, Class 3PO, PO, 09/25/32	5
1,038	Series 2004-J, Class 3A1, VAR, 2.874%, 11/25/34	1,018
786	Series 2005-1, Class 2A1, 5.000%, 02/25/20	806
	BCAP LLC Trust,
2,456	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	2,598
3,059	Series 2009-RR13, Class 17A2, VAR, 5.500%, 04/26/37 (e)	3,128
6,199	Series 2009-RR14, Class 3A2, VAR, 2.494%, 08/26/35 (e)	6,197
3,859	Series 2010-RR5, Class 2A5, VAR, 5.402%, 04/26/37 (e)	3,924
1,421	Series 2010-RR6, Class 22A3, VAR, 5.640%, 06/26/36 (e)	1,424
1,058	Series 2010-RR7, Class 16A1, VAR, 0.868%, 02/26/47 (e)	1,054

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
1,516	Series 2010-RR7, Class 1A5, VAR, 2.673%, 04/26/35 (e)	1,497
14,464	Series 2010-RR7, Class 2A1, VAR, 2.169%, 07/26/45 (e)	14,491
566	Series 2010-RR8, Class 3A3, VAR, 2.738%, 05/26/35 (e)	565
8,968	Series 2010-RR8, Class 3A4, VAR, 2.738%, 05/26/35 (e)	8,582
875	Series 2010-RR12, Class 2A5, VAR, 4.500%, 01/26/36 (e)	873
2,789	Series 2010-RR12, Class 4A5, VAR, 2.617%, 10/26/36 (e)	2,764
1,100	Series 2011-R11, Class 24A5, VAR, 3.000%, 08/26/22 (e)	1,100
1,753	Series 2011-R11, Class 25A5, VAR, 4.000%, 08/26/21 (e)	1,768
10,249	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e)	10,362
6,388	Series 2011-RR5, Class 11A3, VAR, 0.341%, 05/28/36 (e)	6,299
11,016	Series 2011-RR10, Class 2A1, VAR, 1.074%, 09/26/37 (e)	10,589
4,770	Series 2012-RR1, Class 5A1, VAR, 0.614%, 07/26/37 (e)	5,077
4,445	Series 2012-RR2, Class 1A1, VAR, 0.357%, 08/26/36 (e)	4,388
10,019	Series 2012-RR3, Class 2A5, VAR, 2.055%, 05/26/37 (e)	10,030
5,577	Series 2012-RR4, Class 8A3, VAR, 0.417%, 06/26/47 (e)	5,377
4,405	Series 2012-RR10, Class 1A1, VAR, 0.421%, 02/26/37 (e)	4,256
11,582	Series 2012-RR10, Class 3A1, VAR, 0.381%, 05/26/36 (e)	11,070
12,616	Series 2015-RR4, Class 1A1, VAR, 1.189%, 09/11/38 (e)	11,844
3,000	Bear Stearns ALT-A Trust, Series 2005-2, Class 1A1, VAR, 0.699%, 03/25/35	2,945
	Bear Stearns ARM Trust,
2,016	Series 2003-2, Class A5, VAR, 2.511%, 01/25/33 (e)	2,039
217	Series 2003-7, Class 3A, VAR, 2.503%, 10/25/33	217
996	Series 2004-2, Class 14A, VAR, 3.049%, 05/25/34	991
6,034	Series 2005-5, Class A1, VAR, 2.320%, 08/25/35	6,093
5,704	Series 2006-1, Class A1, VAR, 2.360%, 02/25/36	5,659

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
4,779	CAM Mortgage Trust, Series 2013-1, Class M2, VAR, 3.500%, 11/25/57 (e)	4,783
289	Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates, Series 2003-8, Class 1P, PO, 10/25/33	262
112	Cendant Mortgage Capital LLC CDMC Mortgage Pass-Through Certificates, Series 2004-1, Class P, PO, 02/25/34	97
	Chase Mortgage Finance Trust,
1,072	Series 2007-A1, Class 1A3, VAR, 2.595%, 02/25/37	1,058
2,264	Series 2007-A1, Class 2A1, VAR, 2.665%, 02/25/37	2,270
308	Series 2007-A1, Class 7A1, VAR, 2.584%, 02/25/37	309
1,230	Series 2007-A1, Class 9A1, VAR, 2.628%, 02/25/37	1,220
932	Series 2007-A2, Class 1A1, VAR, 2.694%, 07/25/37	928
1,326	Series 2007-A2, Class 2A1, VAR, 2.558%, 07/25/37	1,338
	CHL Mortgage Pass-Through Trust,
167	Series 2002-18, Class PO, PO, 11/25/32	144
601	Series 2004-3, Class A26, 5.500%, 04/25/34	631
408	Series 2004-3, Class A4, 5.750%, 04/25/34	425
2,783	Series 2004-5, Class 1A4, 5.500%, 06/25/34	2,893
173	Series 2004-7, Class 2A1, VAR, 2.499%, 06/25/34	169
1,061	Series 2004-8, Class 2A1, 4.500%, 06/25/19	1,090
327	Series 2004-HYB1, Class 2A, VAR, 2.519%, 05/20/34	312
1,430	Series 2004-HYB3, Class 2A, VAR, 2.293%, 06/20/34	1,359
937	Series 2004-HYB6, Class A3, VAR, 2.479%, 11/20/34	897
131	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	134
428	Series 2005-14, Class A2, 5.500%, 07/25/35	429
221	Series 2005-16, Class A23, 5.500%, 09/25/35	216
3,486	Series 2005-22, Class 2A1, VAR, 2.486%, 11/25/35	2,957

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	55

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
	Citicorp Mortgage Securities Trust,
182	Series 2006-1, Class 2A1, 5.000%, 02/25/21	188
1,143	Series 2006-4, Class 1A2, 6.000%, 08/25/36	1,154
	Citigroup Mortgage Loan Trust,
8,827	Series 2008-AR4, Class 1A1A, VAR, 2.721%, 11/25/38 (e)	8,808
1,962	Series 2009-5, Class 8A1, 6.000%, 06/25/36 (e)	2,039
1,648	Series 2009-8, Class 4A1, 6.000%, 11/25/36 (e)	1,728
5,683	Series 2009-10, Class 1A1, VAR, 2.468%, 09/25/33 (e)	5,751
4,070	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	4,225
3,819	Series 2009-11, Class 3A1, VAR, 5.750%, 05/25/37 (e)	3,931
1,059	Series 2010-3, Class 4A1, VAR, 2.360%, 02/25/36 (e)	1,056
1,170	Series 2010-7, Class 10A1, VAR, 2.612%, 02/25/35 (e)	1,165
14,687	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	14,867
15,970	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	16,254
2,693	Series 2010-10, Class 2A1, VAR, 2.463%, 02/25/36 (e)	2,728
4,177	Series 2015-A, Class B2, VAR, 4.500%, 06/25/58	4,062
	Citigroup Mortgage Loan Trust, Inc.,
852	Series 2003-1, Class 2A5, 5.250%, 10/25/33	868
149	Series 2003-1, Class 2A6, PO, 10/25/33	134
108	Series 2003-1, Class PO2, PO, 10/25/33	97
113	Series 2003-1, Class PO3, PO, 09/25/33	101
1	Series 2003-1, Class WPO1, PO, 06/25/16	1
145	Series 2003-UP3, Class A3, 7.000%, 09/25/33	150
235	Series 2003-UST1, Class A1, 5.500%, 12/25/18	236
40	Series 2003-UST1, Class PO1, PO, 12/25/18	38
37	Series 2003-UST1, Class PO3, PO, 12/25/18	36
546	Series 2004-UST1, Class A6, VAR, 2.258%, 08/25/34	524

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
394	Series 2005-1, Class 2A1A, VAR, 2.641%, 04/25/35	310
1,870	Series 2005-2, Class 2A11, 5.500%, 05/25/35	1,946
1,117	Series 2005-5, Class 1A2, VAR, 2.807%, 08/25/35	811
	Credit Suisse First Boston Mortgage Securities Corp.,
19	Series 1997-2, Class A, 7.500%, 06/25/20 (e)	19
1,279	Series 2003-1, Class DB1, VAR, 6.706%, 02/25/33	1,293
1,297	Series 2003-21, Class 1A4, 5.250%, 09/25/33	1,340
973	Series 2003-23, Class 1P, PO, 10/25/33	837
311	Series 2003-23, Class 2A5, 5.000%, 10/25/18	313
77	Series 2003-25, Class 2A1, 4.500%, 10/25/18	77
1,973	Series 2003-27, Class 5A3, 5.250%, 11/25/33	2,013
747	Series 2003-27, Class 5A4, 5.250%, 11/25/33	762
612	Series 2003-AR15, Class 3A1, VAR, 2.881%, 06/25/33	608
1,356	Series 2004-4, Class 2A4, 5.500%, 09/25/34	1,481
875	Series 2004-5, Class 3A1, 5.250%, 08/25/19	895
18	Series 2004-5, Class 5P, PO, 08/25/19	18
2,264	Series 2004-8, Class 1A4, 5.500%, 12/25/34	2,448
296	Series 2005-9, Class AP, PO, 10/25/35	212
3,844	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	565
217	Series 2005-10, Class AP, PO, 11/25/35	134
2,417	Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	2,479
	CSMC,
49,134	Series 2010-11R, Class A6, VAR, 1.187%, 06/28/47 (e)	47,363
2,875	Series 2010-17R, Class 1A1, VAR, 2.340%, 06/26/36 (e)	2,918
5,388	Series 2011-16R, Class 7A3, VAR, 3.500%, 12/27/36 (e)	5,420
2,673	Series 2011-6R, Class 3A1, VAR, 2.845%, 07/28/36 (e)	2,688

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
2,167	Series 2011-9R, Class A1, VAR, 2.189%, 03/27/46 (e)	2,169
3,135	Series 2012-2R, Class 2A1, VAR, 2.453%, 03/27/47 (e)	3,097
6,146	Series 2012-3R, Class 1A1, VAR, 2.375%, 07/27/37 (e)	6,122
4,578	CSMC Trust, Series 2010-16, Class A3, VAR, 3.825%, 06/25/50 (e)	4,599
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust,
871	Series 2005-1, Class 2A1, VAR, 5.807%, 02/25/20	895
1,002	Series 2005-3, Class 1A1, VAR, 5.278%, 06/25/20	1,008
32	Deutsche Mortgage Securities, Inc., Mortgage Loan Trust, Series 2004-1, Class 2APO, PO, 10/25/18	32
1,056	FDIC Trust, Series 2013-N1, Class A, 4.500%, 10/25/18 (e)	1,058
	First Boston Mortgage Securities Corp. 1987 STRIPS,
2	Series C, Class IO, IO, 10.965%, 04/25/17	—	(h)
1	Series C, Class PO, PO, 04/25/17	1
	First Horizon Alternative Mortgage Securities Trust,
1,747	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	1,559
13,151	Series 2007-FA4, Class 1A2, IF, IO, 5.451%, 08/25/37	2,705
	First Horizon Mortgage Pass-Through Trust,
742	Series 2004-AR2, Class 2A1, VAR, 2.747%, 05/25/34	738
428	Series 2004-AR7, Class 2A2, VAR, 2.587%, 02/25/35	429
3,197	Series 2005-AR1, Class 2A2, VAR, 2.617%, 04/25/35	3,190
	GMACM Mortgage Loan Trust,
4,580	Series 2003-AR1, Class A4, VAR, 2.639%, 10/19/33	4,530
3,992	Series 2003-AR2, Class 2A4, VAR, 2.828%, 12/19/33	3,914
257	Series 2003-J7, Class A10, 5.500%, 11/25/33	264
2,977	Series 2003-J7, Class A7, 5.000%, 11/25/33	2,991
170	Series 2003-J8, Class A, 5.250%, 12/25/33	177
2,146	Series 2004-J5, Class A7, 6.500%, 01/25/35	2,267

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
739	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	759
3,151	Series 2005-AR3, Class 3A4, VAR, 2.944%, 06/19/35	3,105
	GSMPS Mortgage Loan Trust,
763	Series 2004-4, Class 1AF, VAR, 0.599%, 06/25/34 (e)	666
1,404	Series 2005-RP2, Class 1AF, VAR, 0.549%, 03/25/35 (e)	1,229
8,515	Series 2005-RP3, Class 1AF, VAR, 0.549%, 09/25/35 (e)	7,248
6,277	Series 2005-RP3, Class 1AS, IO, VAR, 4.657%, 09/25/35 (e)	799
	GSR Mortgage Loan Trust,
489	Series 2003-3F, Class 4A3, 5.750%, 04/25/33	510
258	Series 2003-6F, Class A2, VAR, 0.599%, 09/25/32	244
1,143	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	1,185
1,863	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	1,923
1,219	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	1,312
601	Series 2005-5F, Class 8A3, VAR, 0.699%, 06/25/35	585
3,019	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	3,148
218	Series 2005-AR6, Class 3A1, VAR, 2.730%, 09/25/35	219
1,710	Series 2006-1F, Class 1A3, 5.500%, 02/25/36	1,634
6,036	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	5,422
5,008	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	4,944
11,413	Homeowner Assistance Program Reverse Mortgage Loan Trust, Series 2013-RM1, Class A, 4.000%, 05/26/53 (e)	11,256
1,887	Impac CMB Trust, Series 2005-4, Class 2A1, VAR, 0.499%, 05/25/35	1,852
	Impac Secured Assets CMN Owner Trust,
1,109	Series 2003-2, Class A1, 5.500%, 08/25/33	1,134
55	Series 2004-3, Class 1A4, VAR, 0.999%, 11/25/34	54
	Impac Secured Assets Trust,
5,341	Series 2006-1, Class 2A1, VAR, 0.549%, 05/25/36	5,173

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	57

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
5,925	Series 2006-2, Class 2A1, VAR, 0.549%, 08/25/36	5,855
2,958	Jefferies Resecuritization Trust, Series 2011-R2, Class A1, VAR, 4.500%, 10/26/36 (e)	3,035
	JP Morgan Mortgage Trust,
764	Series 2004-A3, Class 4A1, VAR, 2.714%, 07/25/34	782
952	Series 2004-A4, Class 1A1, VAR, 2.783%, 09/25/34	975
441	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	456
2,426	Series 2005-A1, Class 3A4, VAR, 2.646%, 02/25/35	2,477
15,205	Series 2006-A2, Class 4A1, VAR, 2.719%, 08/25/34	15,253
8,831	Series 2006-A2, Class 5A3, VAR, 2.478%, 11/25/33	8,856
1,940	Series 2006-A3, Class 6A1, VAR, 2.723%, 08/25/34	1,950
1,579	Series 2007-A1, Class 5A1, VAR, 2.596%, 07/25/35	1,582
632	Series 2007-A1, Class 5A2, VAR, 2.596%, 07/25/35	641
	JP Morgan Resecuritization Trust,
1,589	Series 2009-6, Class 4A1, VAR, 2.626%, 09/26/36 (e)	1,601
817	Series 2010-4, Class 7A1, VAR, 1.935%, 08/26/35 (e)	815
	Lehman Mortgage Trust,
975	Series 2006-2, Class 1A1, VAR, 5.965%, 04/25/36	910
893	Series 2007-6, Class 1A8, 6.000%, 07/25/37	809
4,894	Series 2008-2, Class 1A6, 6.000%, 03/25/38	3,960
	LVII Resecuritization Trust,
778	Series 2009-2, Class M3, VAR, 4.724%, 09/27/37 (e)	779
719	Series 2009-3, Class M3, VAR, 5.191%, 11/27/37 (e)	717
8,968	Series 2009-3, Class M4, VAR, 5.191%, 11/27/37 (e)	9,009
	MASTR Adjustable Rate Mortgages Trust,
919	Series 2004-3, Class 4A2, VAR, 2.336%, 04/25/34	863
3,998	Series 2004-13, Class 2A1, VAR, 2.684%, 04/21/34	4,024

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
561	Series 2004-15, Class 3A1, VAR, 3.135%, 12/25/34	556
	MASTR Alternative Loan Trust,
1,482	Series 2003-9, Class 2A1, 6.000%, 12/25/33	1,515
302	Series 2003-9, Class 8A1, 6.000%, 01/25/34	306
813	Series 2004-3, Class 2A1, 6.250%, 04/25/34	859
2,673	Series 2004-3, Class 3A1, 6.000%, 04/25/34	2,829
548	Series 2004-6, Class 30PO, PO, 07/25/34	431
311	Series 2004-6, Class 7A1, 6.000%, 07/25/34	316
437	Series 2004-7, Class 30PO, PO, 08/25/34	338
801	Series 2004-8, Class 6A1, 5.500%, 09/25/19	824
232	Series 2004-10, Class 1A1, 4.500%, 09/25/19	235
909	Series 2005-6, Class 3A1, 5.500%, 11/25/20	880
	MASTR Asset Securitization Trust,
79	Series 2003-2, Class 1A1, 5.000%, 03/25/18	79
54	Series 2003-2, Class 2A1, 4.500%, 03/25/18	54
171	Series 2003-2, Class 2A10, 4.500%, 03/25/18	171
82	Series 2003-8, Class 1A1, 5.500%, 09/25/33	84
124	Series 2003-9, Class 15PO, PO, 10/25/18	118
176	Series 2003-9, Class 2A7, 5.500%, 10/25/33	176
74	Series 2003-11, Class 3A1, 4.500%, 12/25/18	76
109	Series 2003-12, Class 30PO, PO, 12/25/33	98
278	Series 2003-12, Class 6A1, 5.000%, 12/25/33	282
90	Series 2004-1, Class 30PO, PO, 02/25/34	77
1,973	Series 2004-4, Class 1A6, 5.250%, 12/26/33	2,051
17	Series 2004-4, Class 3A1, 4.500%, 04/25/19	17
80	Series 2004-6, Class 15PO, PO, 07/25/19	80
236	Series 2004-8, Class 1A1, 4.750%, 08/25/19	242
45	Series 2004-8, Class PO, PO, 08/25/19	42

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
		Non-Agency CMO — continued
349		Series 2004-9, Class 5A1, 5.250%, 09/25/19	358
1,056		Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	1,120
		MASTR Reperforming Loan Trust,
11,345		Series 2005-2, Class 1A1F, VAR, 0.549%, 05/25/35 (e)	9,268
1,393		Series 2006-2, Class 1A1, VAR, 4.679%, 05/25/36 (e)	1,305
1,276		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	1,020
		Merrill Lynch Mortgage Investors Trust,
898		Series 2003-A5, Class 2A6, VAR, 2.400%, 08/25/33	907
1,910		Series 2003-E, Class A1, VAR, 0.819%, 10/25/28	1,823
3,813		Series 2003-F, Class A1, VAR, 0.839%, 10/25/28	3,721
1,863		Series 2004-1, Class 2A1, VAR, 2.166%, 12/25/34	1,870
840		Series 2004-A, Class A1, VAR, 0.659%, 04/25/29	807
1,635		Series 2004-A4, Class A2, VAR, 2.560%, 08/25/34	1,676
1,656		Series 2004-C, Class A2, VAR, 1.044%, 07/25/29	1,577
3,156		Series 2005-A2, Class A1, VAR, 2.516%, 02/25/35	3,093
3,076		Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-3, Class 1A3, VAR, 1.187%, 06/25/37	2,987
18		ML Trust XLVII, Series 47, Class Z, 8.985%, 10/20/20	18
		Morgan Stanley Mortgage Loan Trust,
3,722		Series 2004-3, Class 4A, VAR, 5.683%, 04/25/34	3,922
931		Series 2004-9, Class 4A, VAR, 5.033%, 10/25/19	928
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 15,269.375%, 04/20/21	1
1,345		MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.839%, 02/25/35	1,312
		MRFC Mortgage Pass-Through Trust,
3,780		Series 2000-TBC2, Class A1, VAR, 0.678%, 06/15/30	3,588
874		Series 2000-TBC3, Class A1, VAR, 0.638%, 12/15/30	834

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
791	NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	793
	Nomura Asset Acceptance Corp. Alternative Loan Trust,
327	Series 2003-A1, Class A1, 5.500%, 05/25/33	336
205	Series 2003-A1, Class A2, 6.000%, 05/25/33	212
96	Series 2003-A1, Class A5, 7.000%, 04/25/33	100
6	Series 2003-A1, Class A7, 5.000%, 04/25/18	6
991	Nomura Resecuritization Trust, Series 2010-6RA, Class 1A5, VAR, 2.650%, 03/26/36 (e)	986
7	PaineWebber CMO Trust, Series P, Class 4, 8.500%, 08/01/19	7
1,558	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	1,636
671	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 2.483%, 05/25/35	677
	RALI Trust,
149	Series 2001-QS19, Class A2, 6.000%, 12/25/16	150
458	Series 2002-QS8, Class A5, 6.250%, 06/25/17	461
112	Series 2002-QS16, Class A3, IF, 16.206%, 10/25/17	115
2,049	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	2,157
1,264	Series 2003-QR24, Class A5, 4.000%, 07/25/33	1,268
40	Series 2003-QS1, Class A6, 4.250%, 01/25/33	40
259	Series 2003-QS3, Class A2, IF, 16.061%, 02/25/18	275
687	Series 2003-QS9, Class A3, IF, IO, 7.351%, 05/25/18	47
461	Series 2003-QS12, Class A2A, IF, IO, 7.401%, 06/25/18	30
140	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	6
8,718	Series 2003-QS13, Class A2, 4.000%, 07/25/33	8,275
1,064	Series 2003-QS14, Class A1, 5.000%, 07/25/18	1,078

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	59

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
8,662	Series 2003-QS15, Class A7, 5.500%, 08/25/33	8,817
342	Series 2003-QS18, Class A1, 5.000%, 09/25/18	348
5,523	Series 2003-QS19, Class A1, 5.750%, 10/25/33	5,813
8,991	Series 2004-QS7, Class A4, 5.500%, 05/25/34	9,242
2,412	Series 2005-QA6, Class A32, VAR, 3.448%, 05/25/35	2,040
283	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	236
	RBSSP Resecuritization Trust,
4,182	Series 2009-1, Class 1A1, 6.500%, 02/26/36 (e)	4,499
1,283	Series 2009-2, Class 1A1, 7.000%, 08/26/37 (e)	1,349
1,732	Series 2009-9, Class 7A4, VAR, 6.000%, 07/26/37 (e)	1,760
5,439	Series 2009-12, Class 1A1, VAR, 5.822%, 11/25/33 (e)	5,712
2,018	Series 2010-9, Class 3A1, VAR, 5.000%, 10/26/34 (e)	2,079
6,078	Series 2010-9, Class 7A5, VAR, 4.000%, 05/26/37 (e)	6,130
6,849	Series 2012-3, Class 3A1, VAR, 0.341%, 09/26/36 (e)	6,558
129	Reperforming Loan REMIC Trust, Series 2005-R1, Class 2APO, PO, 03/25/35 (e)	111
	Residential Asset Securitization Trust,
414	Series 2003-A8, Class A5, 4.250%, 10/25/18	418
350	Series 2003-A13, Class A3, 5.500%, 01/25/34	359
24	Series 2003-A14, Class A1, 4.750%, 02/25/19	24
11,553	Series 2005-A2, Class A4, IF, IO, 4.851%, 03/25/35	1,576
1,201	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	1,082
	RFMSI Trust,
65	Series 2003-S13, Class A3, 5.500%, 06/25/33	65
80	Series 2003-S14, Class A4, PO, 07/25/18	76
215	Series 2003-S16, Class A3, 5.000%, 09/25/18	216
390	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	395

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
203	Series 2004-S6, Class 2A6, PO, 06/25/34	174
256	Series 2005-S1, Class 2A1, 4.750%, 02/25/20	263
1,043	Series 2005-SA4, Class 1A1, VAR, 2.832%, 09/25/35	872
20	RFSC Trust, Series 2003-RM2, Class AP-3, PO, 05/25/33	18
	Salomon Brothers Mortgage Securities VII, Inc.,
2,788	Series 2003-HYB1, Class A, VAR, 2.501%, 09/25/33	2,821
21	Series 2003-UP2, Class PO1, PO, 12/25/18	19
	Sequoia Mortgage Trust,
1,790	Series 2004-8, Class A1, VAR, 0.903%, 09/20/34	1,704
2,784	Series 2004-8, Class A2, VAR, 1.269%, 09/20/34	2,693
876	Series 2004-10, Class A1A, VAR, 0.823%, 11/20/34	838
2,760	Series 2004-11, Class A1, VAR, 0.503%, 12/20/34	2,681
2,346	Series 2004-12, Class A3, VAR, 0.763%, 01/20/35	2,155
	Springleaf Mortgage Loan Trust,
11,731	Series 2012-3A, Class A, VAR, 1.570%, 12/25/59 (e)	11,730
8,656	Series 2012-3A, Class M1, VAR, 2.660%, 12/25/59 (e)	8,669
5,072	Series 2012-3A, Class M2, VAR, 3.560%, 12/25/59 (e)	5,086
4,311	Series 2012-3A, Class M3, VAR, 4.440%, 12/25/59 (e)	4,327
1,917	Series 2012-3A, Class M4, VAR, 5.300%, 12/25/59 (e)	1,926
9,863	Series 2013-1A, Class A, VAR, 1.270%, 06/25/58 (e)	9,850
9,745	Series 2013-1A, Class M1, VAR, 2.310%, 06/25/58 (e)	9,773
7,103	Series 2013-1A, Class M2, VAR, 3.140%, 06/25/58 (e)	7,125
5,974	Series 2013-1A, Class M3, VAR, 3.790%, 06/25/58 (e)	6,011
12,647	Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	12,654
7,808	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	7,904
512	Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	512

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
10,968	Series 2013-3A, Class M1, VAR, 3.790%, 09/25/57 (e)	11,157
788	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 2.357%, 06/25/34	784
	Structured Asset Mortgage Investments II Trust,
2,335	Series 2004-AR5, Class 1A1, VAR, 0.865%, 10/19/34	2,233
8,813	Series 2005-AR5, Class A3, VAR, 0.455%, 07/19/35	8,410
	Structured Asset Securities Corp.,
2,897	Series 2003-37A, Class 2A, VAR, 3.800%, 12/25/33	2,905
2,841	Series 2004-4XS, Class 1A5, SUB, 5.490%, 02/25/34	3,007
1,084	Series 2005-RF3, Class 1A, VAR, 0.549%, 06/25/35 (e)	878
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
621	Series 2003-29, Class 1A1, 4.750%, 09/25/18	630
334	Series 2003-30, Class 1A1, 5.500%, 10/25/33	351
269	Series 2003-32, Class 1A1, VAR, 5.536%, 11/25/33	276
3,210	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	3,278
918	Series 2003-34A, Class 3A3, VAR, 2.515%, 11/25/33	908
6,925	Series 2004-5H, Class A4, 5.540%, 12/25/33	7,117
727	Structured Asset Securities Corp. Trust, Series 2005-6, Class 4A1, 5.000%, 05/25/35	737
	Thornburg Mortgage Securities Trust,
6,121	Series 2003-4, Class A1, VAR, 0.839%, 09/25/43	5,910
4,479	Series 2004-4, Class 3A, VAR, 1.871%, 12/25/44	4,427
	WaMu Mortgage Pass-Through Certificates Trust,
1,632	Series 2003-AR7, Class A7, VAR, 2.415%, 08/25/33	1,639
8,721	Series 2003-AR9, Class 1A6, VAR, 2.468%, 09/25/33	8,823
1,727	Series 2003-AR9, Class 2A, VAR, 2.524%, 09/25/33	1,716

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
4,931	Series 2003-AR11, Class A6, VAR, 2.430%, 10/25/33	4,994
1,537	Series 2003-S1, Class A5, 5.500%, 04/25/33	1,590
414	Series 2003-S4, Class 2A10, IF, 16.914%, 06/25/33	506
539	Series 2003-S8, Class A5, 4.500%, 09/25/18	544
181	Series 2003-S8, Class A6, 4.500%, 09/25/18	182
5,894	Series 2003-S9, Class A8, 5.250%, 10/25/33	6,048
119	Series 2003-S9, Class P, PO, 10/25/33	94
108	Series 2003-S10, Class A2, 5.000%, 10/25/18	109
301	Series 2003-S13, Class 23A1, VAR, 0.749%, 12/25/18	293
2,246	Series 2004-AR3, Class A1, VAR, 2.464%, 06/25/34	2,272
2,886	Series 2004-AR3, Class A2, VAR, 2.464%, 06/25/34	2,920
694	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	706
836	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	856
921	Series 2004-RS2, Class A4, 5.000%, 11/25/33	940
5,508	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	5,760
1,377	Series 2004-S3, Class 1A5, 5.000%, 07/25/34	1,440
1,135	Series 2006-AR8, Class 1A2, VAR, 2.396%, 08/25/46	971
232	Series 2006-AR10, Class 2P, VAR, 2.422%, 09/25/36	204
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
2,168	Series 2005-1, Class 1A1, 5.500%, 03/25/35	2,174
186	Series 2005-1, Class CP, PO, 03/25/35	133
12,193	Series 2005-2, Class 1A4, IF, IO, 4.851%, 04/25/35	1,795
3,128	Series 2005-2, Class 2A3, IF, IO, 4.801%, 04/25/35	392
4,303	Series 2005-4, Class CB7, 5.500%, 06/25/35	3,945
4,067	Series 2005-4, Class CX, IO, 5.500%, 06/25/35	850

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	61

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
888	Series 2005-6, Class 2A4, 5.500%, 08/25/35	849
369	Series 2006-1, Class 3A2, 5.750%, 02/25/36	335
	Washington Mutual MSC Mortgage Pass-Through Certificates Trust,
87	Series 2003-MS5, Class 1A4, VAR, 0.699%, 03/25/18	86
26	Series 2003-MS7, Class P, PO, 03/25/33	19
	Wells Fargo Alternative Loan Trust,
143	Series 2003-1, Class APO, PO, 09/25/33	127
496	Series 2007-PA3, Class 1A2, 5.750%, 07/25/37	450
3,365	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	3,314
	Wells Fargo Mortgage-Backed Securities Trust,
3,243	Series 2003-K, Class 1A1, VAR, 2.520%, 11/25/33	3,262
124	Series 2003-K, Class 1A2, VAR, 2.520%, 11/25/33	126
488	Series 2003-L, Class 2A1, VAR, 2.561%, 11/25/33	486
732	Series 2004-4, Class A9, 5.500%, 05/25/34	753
1,011	Series 2004-B, Class A1, VAR, 2.492%, 02/25/34	1,009
2,717	Series 2004-EE, Class 2A1, VAR, 2.703%, 12/25/34	2,732
1,848	Series 2004-EE, Class 2A2, VAR, 2.703%, 12/25/34	1,879
3,035	Series 2004-EE, Class 3A1, VAR, 2.624%, 12/25/34	3,061
991	Series 2004-EE, Class 3A2, VAR, 2.624%, 12/25/34	999
4,246	Series 2004-I, Class 1A1, VAR, 2.638%, 07/25/34	4,292
12,352	Series 2004-P, Class 2A1, VAR, 2.734%, 09/25/34	12,397
5,359	Series 2004-S, Class A1, VAR, 2.714%, 09/25/34	5,484
1,895	Series 2004-V, Class 1A1, VAR, 2.710%, 10/25/34	1,913
2,430	Series 2004-V, Class 1A2, VAR, 2.710%, 10/25/34	2,466
1,315	Series 2005-14, Class 1A1, 5.500%, 12/25/35	1,390
310	Series 2005-14, Class 2APO, PO, 12/25/35	260

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
22,486	Series 2005-AR3, Class 1A1, VAR, 2.723%, 03/25/35	22,651
2,481	Series 2005-AR8, Class 2A1, VAR, 2.655%, 06/25/35	2,493
594	Series 2007-7, Class A7, 6.000%, 06/25/37	595
3,311	Series 2007-11, Class A14, 6.000%, 08/25/37	3,280

		1,066,493

	Total Collateralized Mortgage Obligations (Cost $5,089,477)	5,244,436

Commercial Mortgage-Backed Securities — 3.6%
	A10 Securitization LLC,
2,176	Series 2013-1, Class A, 2.400%, 11/15/25 (e)	2,181
19,812	Series 2015-1, Class A1, 2.100%, 04/15/34 (e)	19,710
4,310	Series 2015-1, Class A2, 3.130%, 04/15/34 (e)	4,306
2,625	Series 2015-1, Class B, 4.120%, 04/15/34 (e)	2,603
	A10 Term Asset Financing LLC,
16,262	Series 2013-2, Class A, 2.620%, 11/15/27 (e)	16,357
2,000	Series 2013-2, Class B, 4.380%, 11/15/27 (e)	2,015
2,442	Series 2013-2, Class C, 5.120%, 11/15/27 (e)	2,491
11,919	Series 2014-1, Class A1, 1.720%, 04/15/33 (e)	11,874
2,113	Series 2014-1, Class B, 3.870%, 04/15/33 (e)	2,098
	ACRE Commercial Mortgage Trust, (Cayman Islands),
3,932	Series 2014-FL2, Class B, VAR, 2.248%, 08/15/31 (e)	3,923
3,982	Series 2014-FL2, Class C, VAR, 2.698%, 08/15/31 (e)	3,959
2,750	Series 2014-FL2, Class D, VAR, 3.598%, 08/15/31 (e)	2,742
	BAMLL Commercial Mortgage Securities Trust,
7,026	Series 2012-PARK, Class A, 2.959%, 12/10/30 (e)	7,020
7,700	Series 2014-520M, Class C, VAR, 4.354%, 08/15/46 (e)	7,141
	Banc of America Commercial Mortgage Trust,
878	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	879

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — continued
14,483	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	14,744
8,887	Series 2006-4, Class A4, 5.634%, 07/10/46	9,067
8,354	Series 2006-5, Class A4, 5.414%, 09/10/47	8,545
177,301	Series 2006-5, Class XC, IO, VAR, 0.820%, 09/10/47 (e)	994
7,432	Series 2007-5, Class A4, 5.492%, 02/10/51	7,808
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
1,433	Series 2005-1, Class AJ, VAR, 5.515%, 11/10/42	1,431
1,814	Series 2005-3, Class AM, 4.727%, 07/10/43	1,818
162,501	Series 2005-5, Class XC, IO, VAR, 0.228%, 10/10/45 (e)	35
7,465	Banc of America Re-REMIC Trust, Series 2009-UB1, Class A4A, VAR, 5.666%, 06/24/50 (e)	7,760
	BB-UBS Trust,
23,898	Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	23,913
25,559	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	25,274
	Bear Stearns Commercial Mortgage Securities Trust,
6,786	Series 2006-PW11, Class A4, VAR, 5.596%, 03/11/39	6,819
184,933	Series 2006-PW14, Class X1, IO, VAR, 0.837%, 12/11/38 (e)	1,278
2,149	Series 2006-T24, Class A4, 5.537%, 10/12/41	2,214
544,159	Series 2007-T26, Class X1, IO, VAR, 0.299%, 01/12/45 (e)	1,512
	CD Commercial Mortgage Trust,
5,381	Series 2005-CD1, Class AJ, VAR, 5.337%, 07/15/44	5,375
189,086	Series 2007-CD4, Class XC, IO, VAR, 0.367%, 12/11/49 (e)	803
97,242	CD Mortgage Trust, Series 2006-CD3, Class XS, IO, VAR, 0.709%, 10/15/48 (e)	858
5,600	CGBAM Commercial Mortgage Trust, Series 2014-HD, Class A, VAR, 0.988%, 02/15/31 (e)	5,558
3,648	Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class A, 2.110%, 01/12/30 (e)	3,679

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	COBALT CMBS Commercial Mortgage Trust,
4,389	Series 2006-C1, Class A4, 5.223%, 08/15/48	4,528
5,022	Series 2006-C1, Class AM, 5.254%, 08/15/48	5,137
128,317	Series 2006-C1, Class IO, IO, VAR, 0.979%, 08/15/48	1,091
	COMM Mortgage Trust,
8,968	Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	9,096
29,099	Series 2012-CR2, Class XA, IO, VAR, 2.044%, 08/15/45	2,626
4,484	Series 2013-300P, Class A1, 4.353%, 08/10/30 (e)	4,803
6,150	Series 2013-SFS, Class A2, VAR, 3.086%, 04/12/35 (e)	6,156
13,800	Series 2014-CR19, Class A5, 3.796%, 08/10/47	14,361
31,243	Series 2014-KYO, Class A, VAR, 1.092%, 06/11/27 (e)	31,158
7,748	Series 2014-PAT, Class A, VAR, 0.988%, 08/13/27 (e)	7,690
10,196	Series 2014-TWC, Class A, VAR, 1.037%, 02/13/32 (e)	10,155
2,850	Series 2014-TWC, Class B, VAR, 1.787%, 02/13/32 (e)	2,831
17,593	Series 2015-CR25, Class A4, 3.759%, 08/10/48	18,102
	Commercial Mortgage Pass-Through Certificates,
1,600	Series 2012-MVP, Class A, VAR, 2.137%, 11/17/26 (e)	1,600
9,250	Series 2015-CR24, Class A5, 3.696%, 08/10/48	9,485
2,690	Commercial Mortgage Trust, Series 2006-GG7, Class AM, VAR, 6.014%, 07/10/38	2,761
24,314	COOF Securitization Trust Ltd., Series 2014-1, Class A, IO, VAR, 2.966%, 06/25/40 (e)	3,076
	Credit Suisse Commercial Mortgage Trust,
5,736	Series 2006-C2, Class A3, VAR, 5.860%, 03/15/39	5,779
201,348	Series 2007-C2, Class AX, IO, VAR, 0.216%, 01/15/49 (e)	318
16,145	CSMC, Series 2014-ICE, Class A, VAR, 0.998%, 04/15/27 (e)	16,024
162	DBRR Trust, Series 2013-EZ2, Class A, VAR, 0.853%, 02/25/45 (e)	162
35,488	DBUBS Mortgage Trust, Series 2011-LC2A, Class XA, IO, VAR, 1.561%, 07/10/44 (e)	1,379

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	63

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — continued
4,000	DBWF Mortgage Trust, Series 2015-LCM, Class A2, VAR, 3.535%, 06/10/34 (e)	4,003
8,925	FDIC Guaranteed Notes Trust, Series 2010-C1, Class A, 2.980%, 12/06/20 (e)	9,118
36,100	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Series KPLB, Class A, 2.770%, 05/25/25	35,644
	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
70,000	Series K037, Class A2, 3.490%, 01/25/24	73,800
20,914	Series K038, Class A2, 3.389%, 03/25/24	21,856
14,000	Series KS01, Class A2, 2.522%, 01/25/23	14,062
41,500	Series KSMC, Class A2, 2.615%, 01/25/23	41,468
4,742	GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	4,748
	Government National Mortgage Association,
14,178	Series 2014-168, Class VA, VAR, 3.400%, 01/16/37	14,766
14,776	Series 2014-168, Class VB, VAR, 3.497%, 06/16/47	15,532
11,538	GS Mortgage Securities Corp. II, Series 2013-KING, Class A, 2.706%, 12/10/27 (e)	11,708
	GS Mortgage Securities Corp. Trust,
67,725	Series 2012-SHOP, Class XA, IO, VAR, 1.438%, 06/05/31 (e)	3,093
4,384	Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	4,438
	GS Mortgage Securities Trust,
4,570	Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	4,576
102,483	Series 2006-GG8, Class X, IO, VAR, 0.766%, 11/10/39 (e)	449
1,600	Series 2011-GC5, Class D, VAR, 5.475%, 08/10/44 (e)	1,648
4,932	GSMS Trust, Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	5,039
	JP Morgan Chase Commercial Mortgage Securities Trust,
1,676	Series 2005-CB11, Class AJ, VAR, 5.588%, 08/12/37	1,675
97,903	Series 2005-CB11, Class X1, IO, VAR, 0.081%, 08/12/37 (e)	137
311,237	Series 2005-LDP5, Class X1, IO, VAR, 0.114%, 12/15/44 (e)	129
1,514	Series 2006-CB15, Class A4, VAR, 5.814%, 06/12/43	1,536

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

297,504	Series 2006-CB15, Class X1, IO, VAR, 0.414%, 06/12/43	517
1,909	Series 2006-CB16, Class A4, 5.552%, 05/12/45	1,941
1,299	Series 2006-LDP8, Class A4, 5.399%, 05/15/45	1,325
1,938	Series 2006-LDP9, Class A3SF, VAR, 0.353%, 05/15/47	1,921
3,587	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	3,581
1,331	Series 2007-C1, Class A4, 5.716%, 02/15/51	1,404
253,413	Series 2007-LD12, Class X, IO, VAR, 0.190%, 02/15/51	417
58,730	KGS-Alpha SBA COOF Trust, Series 2012-6, Class A, IO, VAR, 0.577%, 05/25/39 (e)	1,285
8,924	Ladder Capital Commercial Mortgage Trust, Series 2013-GCP, Class A2, 3.985%, 02/15/36 (e)	9,246
	LB-UBS Commercial Mortgage Trust,
1,791	Series 2006-C1, Class A4, 5.156%, 02/15/31	1,795
1,248	Series 2006-C4, Class A4, VAR, 6.028%, 06/15/38	1,273
4,260	Series 2007-C1, Class AM, 5.455%, 02/15/40	4,467
5,404	Series 2007-C2, Class A3, 5.430%, 02/15/40	5,649
113,444	Series 2007-C2, Class XW, IO, VAR, 0.739%, 02/15/40	928
	Merrill Lynch Mortgage Trust,
1,238	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	1,239
2,982	Series 2005-LC1, Class AJ, VAR, 5.538%, 01/12/44	3,005
1,973	Series 2006-C1, Class A4, VAR, 5.865%, 05/12/39	1,993
	ML-CFC Commercial Mortgage Trust,
3,698	Series 2006-1, Class A4, VAR, 5.656%, 02/12/39	3,726
271,172	Series 2006-4, Class XC, IO, VAR, 0.799%, 12/12/49 (e)	1,660
5,551	Series 2007-9, Class A4, 5.700%, 09/12/49	5,877
18,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	18,793
	Morgan Stanley Capital I Trust,
168,912	Series 2006-IQ12, Class X1, IO, VAR, 0.639%, 12/15/43 (e)	764

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — continued
294,909	Series 2007-HQ11, Class X, IO, VAR, 0.386%, 02/12/44 (e)	744
79,243	Series 2007-HQ13, Class X1, IO, VAR, 0.619%, 12/15/44 (e)	641
268,575	Series 2007-IQ13, Class X, IO, VAR, 0.584%, 03/15/44 (e)	1,409
5,477	Series 2011-C3, Class A3, 4.054%, 07/15/49	5,812
7,174	Series 2012-C4, Class A3, 2.991%, 03/15/45	7,360
	Morgan Stanley Re-REMIC Trust,
11,138	Series 2012-IO, Class AXA, 1.000%, 03/27/51 (e)	11,110
21,623	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	21,590
10,268	Series 2012-XA, Class B, 0.250%, 07/27/49 (e)	9,144
42,689	NCUA Guaranteed Notes Trust, Series 2010-C1, Class APT, 2.650%, 10/29/20	42,861
	NorthStar, (Cayman Islands),
9,569	Series 2013-1A, Class A, VAR, 2.041%, 08/25/29 (e)	9,578
6,359	Series 2013-1A, Class B, VAR, 5.191%, 08/25/29 (e)	6,422
	PFP III Ltd., (Cayman Islands),
11,006	Series 2015-2, Class A, VAR, 1.644%, 07/14/34 (e)	11,007
7,564	Series 2015-2, Class C, VAR, 3.444%, 07/14/34 (e)	7,565
4,646	Series 2015-2, Class D, VAR, 4.194%, 07/14/34 (e)	4,646
	RAIT Trust,
9,996	Series 2014-FL3, Class A, VAR, 1.448%, 12/15/31 (e)	9,973
8,939	Series 2014-FL3, Class AS, VAR, 1.987%, 12/15/31 (e)	8,900
4,676	Series 2014-FL3, Class B, VAR, 2.848%, 12/15/31 (e)	4,646
11,335	Series 2015-FL4, Class A, VAR, 1.535%, 12/15/31 (e)	11,243
9,668	Series 2015-FL4, Class AS, VAR, 1.937%, 12/15/31 (e)	9,679
4,450	RBS Commercial Funding, Inc. Trust, Series 2013-SMV, Class A, 3.260%, 03/11/31 (e)	4,461
6,619	RCMC LLC, Series 2012-CRE1, Class A, 5.623%, 11/15/44 (e)	6,743
	Resource Capital Corp., Ltd., (Cayman Islands),
5,100	Series 2015-CRE4, Class A, VAR, 1.587%, 08/15/32 (e)	5,100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

6,908	Series 2015-CRE4, Class B, VAR, 3.187%, 08/15/32 (e)	6,908
10,782	RREF LLC, Series 2015-LT7, Class A, 3.000%, 12/25/32 (e)	10,776
16,805	UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, IO, VAR, 2.429%, 05/10/45 (e)	1,762
15,527	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	15,976
	UBS-Barclays Commercial Mortgage Trust,
9,327	Series 2012-C2, Class A4, 3.525%, 05/10/63	9,629
65,195	Series 2012-C2, Class XA, IO, VAR, 1.885%, 05/10/63 (e)	4,475
2,357	Series 2013-C6, Class A4, 3.244%, 04/10/46	2,372
	VNDO Mortgage Trust,
11,148	Series 2012-6AVE, Class A, 2.996%, 11/15/30 (e)	11,166
30,750	Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	32,585
	Wachovia Bank Commercial Mortgage Trust,
1,169	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	1,169
1,285	Series 2005-C22, Class A4, VAR, 5.469%, 12/15/44	1,288
575,159	Series 2006-C24, Class XC, IO, VAR, 0.258%, 03/15/45 (e)	173
	Wells Fargo Commercial Mortgage Trust,
13,452	Series 2013-120B, Class A, VAR, 2.800%, 03/18/28 (e)	13,543
8,751	Series 2015-C30, Class A4, 3.664%, 09/15/58	8,937
6,404	Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	6,404
	WFRBS Commercial Mortgage Trust,
9,206	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	9,978
679	Series 2012-C6, Class A1, 1.081%, 04/15/45	678
9,327	Series 2012-C6, Class A4, 3.440%, 04/15/45	9,672
2,500	Series 2013-C11, Class D, VAR, 4.320%, 03/15/45 (e)	2,383

	Total Commercial Mortgage-Backed Securities (Cost $1,061,061)	1,069,841

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	65

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — 18.6%
	Consumer Discretionary — 1.3%
	Auto Components — 0.0% (g)
	Johnson Controls, Inc.,
4,124	3.750%, 12/01/21	4,169
2,991	4.250%, 03/01/21	3,111
1,146	4.950%, 07/02/64	1,006
6,278	5.250%, 12/01/41	6,285

		14,571

	Automobiles — 0.1%
	Daimler Finance North America LLC,
3,758	1.875%, 01/11/18 (e)	3,755
2,089	2.250%, 03/02/20 (e)	2,039
1,692	2.375%, 08/01/18 (e)	1,702
4,706	2.625%, 09/15/16 (e)	4,773
8,789	2.950%, 01/11/17 (e)	8,964
1,345	8.500%, 01/18/31	1,961

		23,194

	Hotels, Restaurants & Leisure — 0.0% (g)
4,590	Starbucks Corp., 2.700%, 06/15/22	4,586

	Internet & Catalog Retail — 0.1%
	Amazon.com, Inc.,
8,688	3.300%, 12/05/21	8,859
8,677	4.800%, 12/05/34	8,739

		17,598

	Media — 0.9%
	21st Century Fox America, Inc.,
2,242	6.200%, 12/15/34	2,524
2,690	6.650%, 11/15/37	3,161
1,345	6.900%, 08/15/39	1,615
1,762	7.250%, 05/18/18	2,017
3,946	7.300%, 04/30/28	4,750
2,690	7.625%, 11/30/28	3,437
986	8.000%, 10/17/16	1,059
942	8.875%, 04/26/23	1,245
1,525	9.500%, 07/15/24	2,111
	CBS Corp.,
2,625	3.375%, 03/01/22	2,580
2,650	3.700%, 08/15/24	2,559
4,293	4.000%, 01/15/26	4,212
2,679	4.600%, 01/15/45	2,323
2,004	4.900%, 08/15/44	1,772
673	5.500%, 05/15/33	676
583	5.900%, 10/15/40	599
	CCO Safari II LLC,
11,182	4.464%, 07/23/22 (e)	11,129

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
4,374	6.384%, 10/23/35 (e)	4,456
4,708	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	6,478
897	Comcast Cable Communications LLC, 8.875%, 05/01/17	1,005
1,614	Comcast Cable Holdings LLC, 10.125%, 04/15/22	2,185
	Comcast Corp.,
2,773	3.375%, 08/15/25	2,764
3,361	4.200%, 08/15/34	3,285
10,484	4.250%, 01/15/33	10,374
2,690	6.450%, 03/15/37	3,352
897	6.500%, 01/15/17	961
11,658	6.500%, 11/15/35	14,503
	Cox Communications, Inc.,
3,027	3.250%, 12/15/22 (e)	2,836
5,600	4.800%, 02/01/35 (e)	4,994
1,166	8.375%, 03/01/39 (e)	1,445
2,377	Cox Enterprises, Inc., 7.375%, 07/15/27 (e)	2,818
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
6,885	3.800%, 03/15/22	6,831
2,245	3.950%, 01/15/25	2,177
5,022	4.600%, 02/15/21	5,281
2,372	5.000%, 03/01/21	2,543
11,179	6.000%, 08/15/40	11,478
2,861	6.375%, 03/01/41	3,062
	Discovery Communications LLC,
6,532	4.375%, 06/15/21	6,773
5,069	4.950%, 05/15/42	4,380
3,018	Historic TW, Inc., 9.150%, 02/01/23	3,953
	NBCUniversal Media LLC,
6,080	4.375%, 04/01/21	6,582
4,575	5.950%, 04/01/41	5,505
3,233	6.400%, 04/30/40	4,035
1,654	Sky plc, (United Kingdom), 3.750%, 09/16/24 (e)	1,591
	Thomson Reuters Corp., (Canada),
3,119	3.850%, 09/29/24	3,070
8,115	3.950%, 09/30/21	8,401
2,716	4.500%, 05/23/43	2,449
1,928	4.700%, 10/15/19	2,094
	Time Warner Cable, Inc.,
3,350	5.500%, 09/01/41	3,026
873	5.850%, 05/01/17	926
4,125	5.875%, 11/15/40	3,895

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Media — continued
2,327	6.550%, 05/01/37	2,343
4,080	6.750%, 07/01/18	4,520
1,794	6.750%, 06/15/39	1,828
2,197	7.300%, 07/01/38	2,332
1,928	8.250%, 04/01/19	2,255
1,601	8.750%, 02/14/19	1,892
2,030	Time Warner Cos., Inc., 7.570%, 02/01/24	2,468
7,641	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	9,096
	Time Warner, Inc.,
10,400	3.600%, 07/15/25	10,065
5,085	4.750%, 03/29/21	5,478
1,573	5.375%, 10/15/41	1,623
2,802	6.200%, 03/15/40	3,134
1,474	6.250%, 03/29/41	1,665
2,238	6.500%, 11/15/36	2,586
3,430	7.625%, 04/15/31	4,299
1,125	7.700%, 05/01/32	1,459
	Viacom, Inc.,
1,440	2.750%, 12/15/19	1,415
2,489	3.125%, 06/15/22	2,231
599	3.250%, 03/15/23	536
5,046	3.875%, 12/15/21	4,910
6,243	4.375%, 03/15/43	4,606
1,813	4.500%, 02/27/42	1,360
1,559	4.850%, 12/15/34	1,311
690	6.250%, 04/30/16	713

		271,402

	Multiline Retail — 0.1%
	Macy’s Retail Holdings, Inc.,
3,662	2.875%, 02/15/23	3,397
1,671	4.375%, 09/01/23	1,713
3,368	4.500%, 12/15/34	3,077
877	5.125%, 01/15/42	822
1,166	7.450%, 07/15/17	1,283
3,458	Nordstrom, Inc., 4.000%, 10/15/21	3,670
1,883	Target Corp., 6.000%, 01/15/18	2,074

		16,036

	Specialty Retail — 0.1%
1,409	Bed Bath & Beyond, Inc., 4.915%, 08/01/34	1,338
3,199	Gap, Inc. (The), 5.950%, 04/12/21	3,542
	Home Depot, Inc. (The),
3,797	2.625%, 06/01/22	3,735

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
5,037	4.250%, 04/01/46	4,970
4,125	5.400%, 03/01/16	4,225
	Lowe’s Cos., Inc.,
3,901	4.650%, 04/15/42	4,059
2,067	5.125%, 11/15/41	2,282
2,150	6.875%, 02/15/28	2,788
3,139	Series B, 7.110%, 05/15/37	4,133

		31,072

	Total Consumer Discretionary	378,459

	Consumer Staples — 0.8%
	Beverages — 0.2%
	Anheuser-Busch Cos. LLC,
897	5.500%, 01/15/18	979
986	5.750%, 04/01/36	1,158
7,000	Anheuser-Busch InBev Finance, Inc., 3.700%, 02/01/24	7,180
1,151	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19	1,356
4,687	Brown-Forman Corp., 4.500%, 07/15/45	4,793
	Diageo Capital plc, (United Kingdom),
3,524	1.500%, 05/11/17	3,532
2,493	4.828%, 07/15/20	2,758
1,928	Diageo Finance B.V., (Netherlands), 5.300%, 10/28/15	1,942
4,484	Diageo Investment Corp., 8.000%, 09/15/22	5,772
2,601	Heineken N.V., (Netherlands), 1.400%, 10/01/17 (e)	2,592
	PepsiCo, Inc.,
10,210	1.250%, 08/13/17	10,221
2,245	3.000%, 08/25/21	2,290
2,780	3.100%, 07/17/22	2,815
207	7.900%, 11/01/18	245
7,179	SABMiller Holdings, Inc., 3.750%, 01/15/22 (e)	7,395

		55,028

	Food & Staples Retailing — 0.3%
7,510	Costco Wholesale Corp., 2.250%, 02/15/22	7,287
	CVS Health Corp.,
1,982	3.500%, 07/20/22	2,021
3,214	4.000%, 12/05/23	3,352
2,346	4.875%, 07/20/35	2,420
2,155	5.300%, 12/05/43	2,322
5,905	CVS Pass-Through Trust, 5.926%, 01/10/34 (e)	6,621

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	67

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Food & Staples Retailing — continued
	Kroger Co. (The),
3,468	2.200%, 01/15/17	3,498
2,093	4.000%, 02/01/24	2,141
12,466	5.000%, 04/15/42	12,758
829	5.400%, 07/15/40	888
1,794	6.150%, 01/15/20	2,044
538	6.400%, 08/15/17	585
11,049	7.500%, 04/01/31	14,168
7,567	Walgreen Co., 3.100%, 09/15/22	7,306
	Walgreens Boots Alliance, Inc.,
3,718	3.300%, 11/18/21	3,681
4,311	3.800%, 11/18/24	4,217
2,517	4.500%, 11/18/34	2,320
2,700	4.800%, 11/18/44	2,500
	Wal-Mart Stores, Inc.,
1,076	5.250%, 09/01/35	1,232
942	6.200%, 04/15/38	1,193
628	7.550%, 02/15/30	882

		83,436

	Food Products — 0.3%
6,959	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	8,319
543	Bunge N.A. Finance LP, 5.900%, 04/01/17	574
	Cargill, Inc.,
6,950	3.300%, 03/01/22 (e)	7,147
2,443	4.307%, 05/14/21 (e)	2,657
1,390	6.000%, 11/27/17 (e)	1,518
2,556	7.350%, 03/06/19 (e)	3,009
	ConAgra Foods, Inc.,
2,042	1.300%, 01/25/16	2,043
1,638	2.100%, 03/15/18	1,626
	Kellogg Co.,
2,278	1.750%, 05/17/17	2,284
2,036	3.250%, 05/21/18	2,105
	Kraft Foods Group, Inc.,
6,663	3.500%, 06/06/22	6,723
4,392	5.000%, 06/04/42	4,476
1,215	5.375%, 02/10/20	1,345
4,612	6.125%, 08/23/18	5,119
2,690	6.500%, 02/09/40	3,190
9,117	6.875%, 01/26/39	11,163
4,282	Kraft Heinz Foods Co., 5.000%, 07/15/35 (e)	4,426
6,100	Mondelez International, Inc., 4.000%, 02/01/24	6,251
4,951	Tyson Foods, Inc., 3.950%, 08/15/24	4,951

		78,926

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Household Products — 0.0% (g)
	Kimberly-Clark Corp.,
1,220	2.400%, 03/01/22	1,201
2,842	3.050%, 08/15/25	2,823
448	7.500%, 11/01/18	528
1,341	Procter & Gamble - ESOP, Series A, 9.360%, 01/01/21	1,615
897	Procter & Gamble Co. (The), 5.500%, 02/01/34	1,092

		7,259

	Total Consumer Staples	224,649

	Energy — 1.9%
	Energy Equipment & Services — 0.1%
909	Cameron International Corp., 4.000%, 12/15/23	926
3,802	Diamond Offshore Drilling, Inc., 4.875%, 11/01/43	2,737
1,267	Ensco plc, (United Kingdom), 5.200%, 03/15/25	1,133
	Halliburton Co.,
2,882	3.500%, 08/01/23	2,882
673	6.150%, 09/15/19	769
4,529	7.450%, 09/15/39	5,962
2,242	7.600%, 08/15/96 (e)	2,821
	Nabors Industries, Inc.,
1,065	4.625%, 09/15/21	1,020
1,205	5.000%, 09/15/20	1,201
1,411	National Oilwell Varco, Inc., 1.350%, 12/01/17	1,400
	Noble Holding International Ltd., (Cayman Islands),
781	3.950%, 03/15/22	635
1,661	4.000%, 03/16/18	1,640
557	5.250%, 03/15/42	375
2,200	6.050%, 03/01/41	1,599
2,543	6.950%, 04/01/45	2,063
2,931	Schlumberger Investment S.A., (Luxembourg), 3.300%, 09/14/21 (e)	2,978
	Transocean, Inc., (Cayman Islands),
2,491	4.300%, 10/15/22	1,725
3,712	6.500%, 11/15/20	3,058
4,534	6.875%, 12/15/21	3,616
448	7.500%, 04/15/31	311
1,334	7.850%, 12/15/41	941
	Weatherford International Ltd., (Bermuda),
2,162	4.500%, 04/15/22	1,824

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Energy Equipment & Services — continued
844	5.950%, 04/15/42	645
986	6.500%, 08/01/36	811
2,390	9.875%, 03/01/39	2,583

		45,655

	Oil, Gas & Consumable Fuels — 1.8%
2,381	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	2,480
1,794	Anadarko Finance Co., (Canada), Series B, 7.500%, 05/01/31	2,200
1,480	Anadarko Holding Co., 7.150%, 05/15/28	1,722
3,226	Anadarko Petroleum Corp., 8.700%, 03/15/19	3,823
2,933	ANR Pipeline Co., 9.625%, 11/01/21	3,890
	Apache Corp.,
853	3.250%, 04/15/22	823
3,611	4.750%, 04/15/43	3,292
2,242	6.900%, 09/15/18	2,528
1,552	BG Energy Capital plc, (United Kingdom), 5.125%, 10/15/41 (e)	1,624
1,866	Boardwalk Pipelines LP, 4.950%, 12/15/24	1,748
	BP Capital Markets plc, (United Kingdom),
1,987	1.375%, 11/06/17	1,978
5,991	1.846%, 05/05/17	6,040
5,200	2.237%, 05/10/19	5,207
3,779	2.750%, 05/10/23	3,590
2,273	3.245%, 05/06/22	2,256
4,509	3.506%, 03/17/25	4,438
1,575	3.814%, 02/10/24	1,584
5,560	4.742%, 03/11/21	6,088
	Buckeye Partners LP,
2,100	2.650%, 11/15/18	2,049
2,000	4.350%, 10/15/24	1,843
2,500	4.875%, 02/01/21	2,531
900	5.850%, 11/15/43	826
462	Burlington Resources Finance Co., (Canada), 7.400%, 12/01/31	611
1,794	Burlington Resources, Inc., 8.200%, 03/15/25	2,307
	Canadian Natural Resources Ltd., (Canada),
3,463	3.900%, 02/01/25	3,202
359	5.900%, 02/01/18	386
4,152	6.250%, 03/15/38	4,146
1,300	6.450%, 06/30/33	1,365
1,794	6.750%, 02/01/39	1,905
359	7.200%, 01/15/32	398

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
	Cenovus Energy, Inc., (Canada),
1,599	3.000%, 08/15/22	1,452
2,695	4.450%, 09/15/42	2,128
5,616	6.750%, 11/15/39	5,827
	Chevron Corp.,
2,725	2.355%, 12/05/22	2,585
4,574	4.950%, 03/03/19	5,029
11,698	CNOOC Finance 2015 Australia Pty Ltd., (Australia), 2.625%, 05/05/20	11,471
11,233	CNOOC Nexen Finance 2014 ULC, (Canada), 4.250%, 04/30/24	11,408
471	Conoco Funding Co., (Canada), 7.250%, 10/15/31	612
	ConocoPhillips,
1,345	5.200%, 05/15/18	1,463
1,794	5.750%, 02/01/19	2,006
1,300	6.000%, 01/15/20	1,491
1,300	6.500%, 02/01/39	1,569
1,099	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	1,152
	ConocoPhillips Co.,
1,889	2.200%, 05/15/20	1,874
6,343	3.350%, 11/15/24	6,157
3,518	3.350%, 05/15/25	3,401
	Devon Energy Corp.,
5,180	3.250%, 05/15/22	5,000
2,807	4.750%, 05/15/42	2,592
1,731	6.300%, 01/15/19	1,937
	Ecopetrol S.A., (Colombia),
3,333	4.125%, 01/16/25	2,900
5,409	5.375%, 06/26/26	5,029
	Encana Corp., (Canada),
2,090	6.500%, 05/15/19	2,288
1,027	6.500%, 08/15/34	959
	Energy Transfer Partners LP,
3,584	3.600%, 02/01/23	3,235
6,594	4.750%, 01/15/26	6,256
2,519	5.150%, 03/15/45	2,123
4,843	Eni S.p.A., (Italy), Series EX2, 5.700%, 10/01/40 (e)	4,913
	EnLink Midstream Partners LP,
1,145	2.700%, 04/01/19	1,128
5,421	4.150%, 06/01/25	5,000
3,250	5.050%, 04/01/45	2,719
	Enterprise Products Operating LLC,
3,040	3.700%, 02/15/26	2,868

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	69

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
2,600	3.750%, 02/15/25	2,487
2,687	3.900%, 02/15/24	2,622
3,048	4.900%, 05/15/46	2,750
1,189	4.950%, 10/15/54	1,015
1,758	5.100%, 02/15/45	1,627
1,100	Series J, 5.750%, 03/01/35	1,130
	EOG Resources, Inc.,
2,164	2.625%, 03/15/23	2,051
4,753	4.100%, 02/01/21	5,088
1,614	6.875%, 10/01/18	1,845
7,000	Exxon Mobil Corp., 2.397%, 03/06/22	6,822
	Gulf South Pipeline Co. LP,
4,598	4.000%, 06/15/22	4,323
920	6.300%, 08/15/17 (e)	977
1,507	Hess Corp., 7.875%, 10/01/29	1,808
1,036	Husky Energy, Inc., (Canada), 6.150%, 06/15/19	1,134
	Kerr-McGee Corp.,
1,103	6.950%, 07/01/24	1,301
10,149	7.875%, 09/15/31	12,643
	Magellan Midstream Partners LP,
2,338	3.200%, 03/15/25	2,144
7,133	5.150%, 10/15/43	6,786
1,794	6.550%, 07/15/19	2,031
	Marathon Oil Corp.,
1,017	2.800%, 11/01/22	921
5,500	3.850%, 06/01/25	5,026
2,528	5.900%, 03/15/18	2,747
2,511	6.000%, 10/01/17	2,712
3,980	Marathon Petroleum Corp., 3.625%, 09/15/24	3,838
2,200	Noble Energy, Inc., 5.050%, 11/15/44	1,960
	Occidental Petroleum Corp.,
2,179	1.750%, 02/15/17	2,192
6,636	3.500%, 06/15/25	6,627
	ONEOK Partners LP,
7,700	3.800%, 03/15/20	7,678
13,625	4.900%, 03/15/25	12,810
1,825	6.650%, 10/01/36	1,808
	Petrobras Global Finance B.V., (Netherlands),
4,978	4.375%, 05/20/23	3,902
6,459	5.375%, 01/27/21	5,655
13,552	6.250%, 03/17/24	11,748
986	6.750%, 01/27/41	753
2,115	6.850%, 06/05/15[1]	1,577

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
1,794	7.875%, 03/15/19	1,802
	Petro-Canada, (Canada),
2,286	6.050%, 05/15/18	2,520
2,870	6.800%, 05/15/38	3,503
	Petroleos Mexicanos, (Mexico),
4,433	4.250%, 01/15/25 (e)	4,194
6,403	4.500%, 01/23/26 (e)	6,083
2,165	4.875%, 01/18/24	2,158
4,898	5.500%, 06/27/44 (e)	4,237
4,042	5.625%, 01/23/46 (e)	3,555
4,650	6.375%, 01/23/45	4,517
	Phillips 66,
2,099	2.950%, 05/01/17	2,145
1,181	4.300%, 04/01/22	1,233
1,834	Pioneer Natural Resources Co., 5.875%, 07/15/16	1,902
	Plains All American Pipeline LP/PAA Finance Corp.,
1,938	2.600%, 12/15/19	1,879
7,000	3.600%, 11/01/24	6,516
16,535	4.650%, 10/15/25	16,640
9,221	4.900%, 02/15/45	8,313
4,132	Sinopec Group Overseas Development 2013 Ltd., (United Kingdom), 4.375%, 10/17/23 (e)	4,302
	Spectra Energy Capital LLC,
6,334	3.300%, 03/15/23	5,599
2,197	5.650%, 03/01/20	2,362
2,233	7.500%, 09/15/38	2,437
4,475	8.000%, 10/01/19	5,229
	Spectra Energy Partners LP,
2,658	2.950%, 09/25/18	2,686
4,750	3.500%, 03/15/25	4,387
1,866	4.500%, 03/15/45	1,573
1,801	5.950%, 09/25/43	1,840
	Statoil ASA, (Norway),
1,917	1.200%, 01/17/18	1,901
2,430	2.450%, 01/17/23	2,306
5,765	2.650%, 01/15/24	5,464
1,256	2.750%, 11/10/21	1,244
2,646	3.125%, 08/17/17	2,733
2,064	3.150%, 01/23/22	2,075
3,461	3.250%, 11/10/24	3,391
1,673	4.250%, 11/23/41	1,626
3,318	5.250%, 04/15/19	3,677

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Suncor Energy, Inc., (Canada),
2,152	5.950%, 12/01/34	2,399
1,704	6.100%, 06/01/18	1,885
807	6.850%, 06/01/39	991
	Sunoco Logistics Partners Operations LP,
1,814	4.250%, 04/01/24	1,691
1,840	5.300%, 04/01/44	1,559
6,969	5.350%, 05/15/45	5,951
	Talisman Energy, Inc., (Canada),
7,470	5.500%, 05/15/42	6,288
1,489	5.850%, 02/01/37	1,302
1,426	6.250%, 02/01/38	1,302
4,802	7.750%, 06/01/19	5,418
6,209	Texas Eastern Transmission LP, 2.800%, 10/15/22 (e)	5,715
	Tosco Corp.,
3,408	7.800%, 01/01/27	4,372
3,139	8.125%, 02/15/30	4,333
1,508	Total Capital Canada Ltd., (Canada), VAR, 0.669%, 01/15/16	1,509
	Total Capital International S.A., (France),
2,227	0.750%, 01/25/16	2,229
1,894	1.500%, 02/17/17	1,901
5,044	1.550%, 06/28/17	5,072
1,256	2.700%, 01/25/23	1,203
5,000	2.750%, 06/19/21	5,022
1,989	3.750%, 04/10/24	2,025
8,968	Total Capital S.A., (France), 2.300%, 03/15/16	9,050
	TransCanada PipeLines Ltd., (Canada),
1,345	6.200%, 10/15/37	1,500
1,704	6.500%, 08/15/18	1,912
2,377	7.125%, 01/15/19	2,758
1,883	7.250%, 08/15/38	2,326
607	Western Gas Partners LP, 5.375%, 06/01/21	643

		524,375

	Total Energy	570,030

	Financials — 8.2%
	Banks — 3.5%
	ABN AMRO Bank N.V., (Netherlands),
9,759	1.800%, 06/04/18 (e)	9,730
3,394	2.500%, 10/30/18 (e)	3,432
3,079	4.750%, 07/28/25 (e)	3,084

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
	ANZ New Zealand International Ltd., (New Zealand),
5,200	2.600%, 09/23/19 (e)	5,228
3,016	2.850%, 08/06/20 (e)	3,040
	Australia & New Zealand Banking Group Ltd., (Australia),
5,560	1.450%, 05/15/18	5,517
8,932	2.400%, 11/23/16 (e)	9,082
2,571	4.875%, 01/12/21 (e)	2,877
	Bank of America Corp.,
6,367	2.000%, 01/11/18	6,366
7,220	3.300%, 01/11/23	7,115
2,140	3.625%, 03/17/16	2,171
4,000	3.875%, 03/22/17	4,136
24,248	3.875%, 08/01/25	24,491
3,403	4.000%, 04/01/24	3,477
11,538	4.000%, 01/22/25	11,290
1,890	4.100%, 07/24/23	1,952
6,055	4.250%, 10/22/26	5,961
11,565	5.000%, 05/13/21	12,659
5,830	5.625%, 10/14/16	6,092
15,875	5.625%, 07/01/20	17,831
4,155	5.750%, 12/01/17	4,495
2,960	5.875%, 01/05/21	3,371
19,000	6.400%, 08/28/17	20,639
4,485	6.500%, 08/01/16	4,696
5,693	6.875%, 04/25/18	6,378
3,140	7.625%, 06/01/19	3,712
8,400	Series L, 2.250%, 04/21/20	8,249
5,000	Series L, 2.650%, 04/01/19	5,045
8,782	Series L, 3.950%, 04/21/25	8,501
7,155	Series L, 5.650%, 05/01/18	7,787
	Bank of Montreal, (Canada),
12,301	1.400%, 09/11/17	12,305
7,632	2.550%, 11/06/22	7,383
	Bank of Nova Scotia (The), (Canada),
13,000	1.700%, 06/11/18	12,937
7,533	2.550%, 01/12/17	7,669
8,518	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), (Japan), 2.350%, 02/23/17 (e)	8,622
8,000	Banque Federative du Credit Mutuel S.A., (France), 1.700%, 01/20/17 (e)	8,028
	Barclays Bank plc, (United Kingdom),
2,392	2.250%, 05/10/17 (e)	2,436
7,511	2.500%, 09/21/15 (e)	7,518

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	71

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Banks — continued
3,878	3.750%, 05/15/24	3,895
3,318	6.050%, 12/04/17 (e)	3,589
986	Series 1, 5.000%, 09/22/16	1,025
	Barclays plc, (United Kingdom),
3,961	2.875%, 06/08/20	3,948
4,694	3.650%, 03/16/25	4,459
2,605	5.250%, 08/17/45	2,609
	BB&T Corp.,
3,334	1.600%, 08/15/17	3,342
6,000	2.625%, 06/29/20	6,022
5,605	3.950%, 04/29/16	5,716
2,466	5.250%, 11/01/19	2,717
1,480	6.850%, 04/30/19	1,727
3,708	BNZ International Funding Ltd., (New Zealand), 2.350%, 03/04/19 (e)	3,710
4,170	Branch Banking & Trust Co., 5.625%, 09/15/16	4,353
	Canadian Imperial Bank of Commerce, (Canada),
2,227	0.900%, 10/01/15	2,228
12,882	2.250%, 07/21/20 (e)	12,973
18,804	Capital One Bank USA N.A., 3.375%, 02/15/23	17,884
5,909	Capital One N.A., 2.350%, 08/17/18	5,906
	Citigroup, Inc.,
7,450	1.700%, 04/27/18	7,375
5,915	1.800%, 02/05/18	5,887
5,000	1.850%, 11/24/17	5,000
7,289	2.150%, 07/30/18	7,287
5,000	2.400%, 02/18/20	4,955
5,806	3.750%, 06/16/24	5,858
1,494	3.875%, 10/25/23	1,519
6,200	4.300%, 11/20/26	6,152
2,450	4.400%, 06/10/25	2,464
7,623	4.450%, 01/10/17	7,916
3,750	4.650%, 07/30/45	3,743
1,655	5.300%, 05/06/44	1,744
1,869	5.375%, 08/09/20	2,079
4,296	5.500%, 09/13/25	4,669
1,842	5.875%, 01/30/42	2,142
12,107	6.000%, 08/15/17	13,066
4,798	6.125%, 11/21/17	5,226
3,363	6.625%, 01/15/28	4,189
2,556	8.125%, 07/15/39	3,710
12,891	8.500%, 05/22/19	15,566

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
1,250	Comerica Bank, 5.200%, 08/22/17	1,327
	Comerica, Inc.,
1,758	3.000%, 09/16/15	1,760
1,148	3.800%, 07/22/26	1,128
7,264	Commonwealth Bank of Australia, (Australia), 2.250%, 03/16/17 (e)	7,399
	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands),
2,099	2.125%, 10/13/15	2,103
5,500	2.250%, 01/14/20	5,457
2,243	3.375%, 01/19/17	2,306
11,498	3.875%, 02/08/22	12,027
7,438	4.375%, 08/04/25	7,425
3,139	5.800%, 09/30/10[2] (e)	3,400
	Credit Suisse Group Funding Guernsey Ltd., (United Kingdom),
1,764	2.750%, 03/26/20 (e)	1,754
2,429	3.750%, 03/26/25 (e)	2,353
3,089	4.875%, 05/15/45 (e)	3,017
	Discover Bank,
2,185	2.600%, 11/13/18	2,188
6,500	3.200%, 08/09/21	6,393
3,657	4.200%, 08/08/23	3,702
12,930	DNB Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	12,951
	Fifth Third Bancorp,
1,460	2.300%, 03/01/19	1,460
5,562	2.875%, 07/27/20	5,565
1,300	5.450%, 01/15/17	1,365
	Fifth Third Bank,
6,100	2.375%, 04/25/19	6,120
2,846	2.875%, 10/01/21	2,829
	HSBC Bank plc, (United Kingdom),
8,206	1.500%, 05/15/18 (e)	8,143
5,346	4.125%, 08/12/20 (e)	5,731
8,968	4.750%, 01/19/21 (e)	9,892
	HSBC Holdings plc, (United Kingdom),
8,790	4.000%, 03/30/22	9,124
2,932	4.250%, 08/18/25	2,905
6,457	4.875%, 01/14/22	7,062
4,187	5.100%, 04/05/21	4,621
6,457	6.100%, 01/14/42	7,993
	Huntington National Bank (The),
709	2.000%, 06/30/18	706
6,583	2.875%, 08/20/20	6,584

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Banks — continued
4,225	Industrial & Commercial Bank of China Ltd., (China), 2.351%, 11/13/17	4,246
4,225	KeyBank N.A., 3.180%, 05/22/22	4,263
2,200	KeyCorp, 5.100%, 03/24/21	2,429
4,356	Lloyds Bank plc, (United Kingdom), 1.750%, 03/16/18	4,333
4,036	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	4,476
	Mizuho Bank Ltd., (Japan),
3,021	1.800%, 03/26/18 (e)	3,013
3,167	2.650%, 09/25/19 (e)	3,196
3,242	MUFG Americas Holdings Corp., 2.250%, 02/10/20	3,216
	National Australia Bank Ltd., (Australia),
17,936	2.000%, 06/20/17 (e)	18,210
6,995	2.750%, 09/28/15 (e)	7,004
6,278	3.000%, 07/27/16 (e)	6,401
3,587	National City Bank, 5.800%, 06/07/17	3,826
	Nordea Bank AB, (Sweden),
2,242	1.625%, 05/15/18 (e)	2,230
13,766	3.125%, 03/20/17 (e)	14,132
850	4.250%, 09/21/22 (e)	864
5,558	4.875%, 05/13/21 (e)	5,945
2,000	PNC Bank N.A., 6.875%, 04/01/18	2,231
1,500	PNC Financial Services Group, Inc. (The), 3.900%, 04/29/24	1,515
	PNC Funding Corp.,
1,151	2.700%, 09/19/16	1,167
5,000	3.300%, 03/08/22	5,073
4,066	4.375%, 08/11/20	4,394
5,112	5.125%, 02/08/20	5,670
1,076	5.250%, 11/15/15	1,085
1,103	5.625%, 02/01/17	1,163
3,677	6.700%, 06/10/19	4,266
	Royal Bank of Canada, (Canada),
6,315	1.200%, 09/19/17	6,295
8,000	1.875%, 02/05/20	7,960
10,700	2.000%, 10/01/18	10,814
1,345	2.200%, 07/27/18	1,357
7,533	2.300%, 07/20/16	7,625
2,594	Skandinaviska Enskilda Banken AB, (Sweden), 1.750%, 03/19/18 (e)	2,588
2,197	SouthTrust Bank, 7.690%, 05/15/25	2,742
10,603	SpareBank 1 Boligkreditt A.S., (Norway), 1.750%, 11/15/19 (e)	10,531

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
5,938	Stadshypotek AB, (Sweden), 1.875%, 10/02/19 (e)	5,924
5,291	Standard Chartered plc, (United Kingdom), 5.200%, 01/26/24 (e)	5,471
	SunTrust Banks, Inc.,
897	6.000%, 09/11/17	970
505	7.250%, 03/15/18	565
6,008	Svenska Handelsbanken AB, (Sweden), 3.125%, 07/12/16	6,126
	Toronto-Dominion Bank (The), (Canada),
12,555	1.500%, 03/13/17 (e)	12,627
1,501	1.625%, 03/13/18	1,499
4,828	1.750%, 07/23/18	4,810
4,063	2.250%, 11/05/19	4,077
	U.S. Bancorp,
5,036	1.650%, 05/15/17	5,065
3,289	3.000%, 03/15/22	3,324
3,191	4.125%, 05/24/21	3,449
1,256	7.500%, 06/01/26	1,622
6,833	U.S. Bank N.A., 2.800%, 01/27/25	6,587
	Wachovia Corp.,
2,735	5.750%, 06/15/17	2,942
16,210	5.750%, 02/01/18	17,729
	Wells Fargo & Co.,
10,156	2.600%, 07/22/20	10,172
13,756	2.625%, 12/15/16	14,027
4,811	3.000%, 02/19/25	4,633
3,920	3.300%, 09/09/24	3,884
8,071	3.500%, 03/08/22	8,289
4,357	4.100%, 06/03/26	4,378
4,489	4.300%, 07/22/27	4,564
7,623	4.600%, 04/01/21	8,341
6,442	4.650%, 11/04/44	6,313
2,755	5.606%, 01/15/44	3,073
8,237	5.625%, 12/11/17	8,966
14,977	SUB, 3.676%, 06/15/16	15,317
7,300	Series N, 2.150%, 01/30/20	7,237
	Wells Fargo Bank N.A.,
2,000	5.750%, 05/16/16	2,069
13,622	6.000%, 11/15/17	14,882
3,973	VAR, 0.616%, 03/15/16	3,969
	Westpac Banking Corp., (Australia),
6,405	2.000%, 03/03/20 (e)	6,397
5,874	2.450%, 11/28/16 (e)	5,977
9,606	4.875%, 11/19/19	10,537

		1,028,814

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	73

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Capital Markets — 1.7%
5,650	Ameriprise Financial, Inc., 4.000%, 10/15/23	5,863
	Bank of New York Mellon Corp. (The),
8,781	2.400%, 01/17/17	8,912
3,617	2.600%, 08/17/20	3,637
3,800	3.250%, 09/11/24	3,774
3,089	3.550%, 09/23/21	3,217
3,335	3.650%, 02/04/24	3,409
3,363	4.600%, 01/15/20	3,674
1,667	Series G, 2.200%, 05/15/19	1,665
	BlackRock, Inc.,
4,287	3.375%, 06/01/22	4,412
3,515	3.500%, 03/18/24	3,569
8,335	Series 2, 5.000%, 12/10/19	9,282
	Blackstone Holdings Finance Co. LLC,
3,107	4.450%, 07/15/45 (e)	2,914
12,555	5.875%, 03/15/21 (e)	14,301
2,690	CDP Financial, Inc., (Canada), 4.400%, 11/25/19 (e)	2,936
1,435	Charles Schwab Corp. (The), 3.225%, 09/01/22	1,468
	Credit Suisse, (Switzerland),
2,955	1.750%, 01/29/18	2,947
3,733	2.300%, 05/28/19	3,734
1,626	3.000%, 10/29/21	1,618
2,700	3.625%, 09/09/24	2,689
	Deutsche Bank AG, (Germany),
4,299	1.875%, 02/13/18	4,278
10,000	2.950%, 08/20/20	9,993
7,819	6.000%, 09/01/17	8,447
2,242	FMR LLC, 6.450%, 11/15/39 (e)	2,786
	Goldman Sachs Group, Inc. (The),
5,980	1.600%, 11/23/15	5,992
6,428	2.600%, 04/23/20	6,410
2,400	2.625%, 01/31/19	2,425
2,282	2.900%, 07/19/18	2,332
4,008	3.500%, 01/23/25	3,917
5,798	3.625%, 02/07/16	5,864
2,287	3.625%, 01/22/23	2,299
2,971	3.750%, 05/22/25	2,959
4,341	3.850%, 07/08/24	4,386
4,400	4.000%, 03/03/24	4,501
6,033	5.250%, 07/27/21	6,711
8,750	5.375%, 03/15/20	9,705
6,753	5.750%, 01/24/22	7,676
14,869	5.950%, 01/18/18	16,206

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
5,397	6.150%, 04/01/18	5,948
1,435	6.750%, 10/01/37	1,712
29,379	7.500%, 02/15/19	34,311
13,156	Series D, 6.000%, 06/15/20	14,995
	ING Bank N.V., (Netherlands),
4,484	1.375%, 03/07/16 (e)	4,495
2,225	2.000%, 09/25/15 (e)	2,227
9,890	3.750%, 03/07/17 (e)	10,220
3,914	Invesco Finance plc, (United Kingdom), 4.000%, 01/30/24	4,066
	Jefferies Group LLC,
2,758	3.875%, 11/09/15	2,768
2,466	5.125%, 04/13/18	2,600
5,022	6.450%, 06/08/27	5,167
8,295	6.875%, 04/15/21	9,267
	Macquarie Bank Ltd., (Australia),
3,029	2.600%, 06/24/19 (e)	3,038
6,300	2.850%, 07/29/20 (e)	6,351
6,300	4.000%, 07/29/25 (e)	6,225
23,630	5.000%, 02/22/17 (e)	24,743
	Macquarie Group Ltd., (Australia),
4,125	6.000%, 01/14/20 (e)	4,620
9,649	6.250%, 01/14/21 (e)	10,948
	Morgan Stanley,
1,473	1.750%, 02/25/16	1,479
4,100	2.650%, 01/27/20	4,099
13,243	2.800%, 06/16/20	13,291
7,335	3.700%, 10/23/24	7,329
3,724	3.950%, 04/23/27	3,547
19,814	4.000%, 07/23/25	20,223
1,640	4.350%, 09/08/26	1,638
3,608	5.000%, 11/24/25	3,798
4,663	5.450%, 01/09/17	4,905
6,729	5.500%, 07/24/20	7,506
3,228	5.500%, 07/28/21	3,633
12,752	5.625%, 09/23/19	14,180
2,910	5.750%, 01/25/21	3,299
960	5.950%, 12/28/17	1,046
3,968	6.625%, 04/01/18	4,423
7,533	7.300%, 05/13/19	8,822
	Nomura Holdings, Inc., (Japan),
7,511	4.125%, 01/19/16	7,596
2,610	6.700%, 03/04/20	3,058
	State Street Corp.,
3,191	3.100%, 05/15/23	3,115

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Capital Markets — continued
17,629	3.550%, 08/18/25	17,723
5,771	3.700%, 11/20/23	5,937
2,279	TD Ameritrade Holding Corp., 2.950%, 04/01/22	2,265
	UBS AG, (Switzerland),
976	4.875%, 08/04/20	1,082
1,644	5.750%, 04/25/18	1,801
596	5.875%, 12/20/17	650

		491,054

	Consumer Finance — 0.8%
4,394	American Express Centurion Bank, 6.000%, 09/13/17	4,770
2,466	American Express Co., 7.000%, 03/19/18	2,780
	American Express Credit Corp.,
7,553	1.800%, 07/31/18	7,538
2,490	2.375%, 03/24/17	2,528
7,590	2.375%, 05/26/20	7,535
7,224	2.800%, 09/19/16	7,347
	American Honda Finance Corp.,
3,055	1.500%, 09/11/17 (e)	3,055
2,626	1.600%, 02/16/18 (e)	2,629
3,696	2.125%, 02/28/17 (e)	3,746
598	2.250%, 08/15/19	600
10,292	2.600%, 09/20/16 (e)	10,479
1,335	7.625%, 10/01/18 (e)	1,558
	Capital One Financial Corp.,
1,836	1.000%, 11/06/15	1,837
3,175	3.200%, 02/05/25	2,953
8,188	3.500%, 06/15/23	8,028
2,244	4.750%, 07/15/21	2,402
	Caterpillar Financial Services Corp.,
3,353	2.250%, 12/01/19	3,366
3,873	2.850%, 06/01/22	3,804
897	5.450%, 04/15/18	984
807	5.500%, 03/15/16	828
3,139	7.050%, 10/01/18	3,601
538	7.150%, 02/15/19	626
	Ford Motor Credit Co. LLC,
5,190	1.684%, 09/08/17	5,156
2,690	2.145%, 01/09/18	2,679
6,244	2.240%, 06/15/18	6,197
2,196	2.375%, 03/12/19	2,169
10,210	3.000%, 06/12/17	10,386
10,853	3.984%, 06/15/16	11,065
7,923	4.134%, 08/04/25	7,881

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — continued
3,001	4.207%, 04/15/16	3,052
1,200	4.250%, 02/03/17	1,241
3,446	4.250%, 09/20/22	3,555
2,881	VAR, 1.561%, 05/09/16	2,892
7,227	General Motors Financial Co., Inc., 3.200%, 07/13/20	7,134
	HSBC Finance Corp.,
200	5.500%, 01/19/16	203
276	7.350%, 11/27/32	350
	HSBC USA, Inc.,
6,681	1.625%, 01/16/18	6,650
7,174	2.350%, 03/05/20	7,068
7,405	2.750%, 08/07/20	7,395
	John Deere Capital Corp.,
4,869	1.200%, 10/10/17	4,859
1,073	1.700%, 01/15/20	1,048
2,915	2.250%, 04/17/19	2,939
3,237	2.800%, 01/27/23	3,188
2,234	3.150%, 10/15/21	2,289
6,316	Nissan Motor Acceptance Corp., 1.800%, 03/15/18 (e)	6,324
	PACCAR Financial Corp.,
4,103	1.400%, 05/18/18	4,076
3,536	1.600%, 03/15/17	3,562
	Toyota Motor Credit Corp.,
5,109	1.450%, 01/12/18	5,110
4,484	1.750%, 05/22/17	4,526
13,900	2.000%, 09/15/16	14,069
3,498	2.050%, 01/12/17	3,548

		223,605

	Diversified Financial Services — 1.0%
7,417	Associates Corp. of North America, 6.950%, 11/01/18	8,443
6,654	Bank of America N.A., 5.300%, 03/15/17	7,009
	Berkshire Hathaway, Inc.,
18,815	3.400%, 01/31/22	19,500
5,254	3.750%, 08/15/21	5,588
5,425	Caisse Centrale Desjardins, (Canada), 2.550%, 03/24/16 (e)	5,479
	CME Group, Inc.,
9,865	3.000%, 09/15/22	9,812
5,537	3.000%, 03/15/25	5,386
1,004	5.300%, 09/15/43	1,121
7,712	Countrywide Financial Corp., 6.250%, 05/15/16	7,966

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	75

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Diversified Financial Services — continued
	General Electric Capital Corp.,
2,242	1.000%, 12/11/15	2,247
2,854	1.600%, 11/20/17	2,850
1,318	2.100%, 12/11/19	1,321
3,705	2.250%, 11/09/15	3,718
6,863	2.300%, 04/27/17	6,975
6,000	3.100%, 01/09/23	6,014
16,815	3.150%, 09/07/22	16,908
12,914	4.375%, 09/16/20	14,015
5,426	4.625%, 01/07/21	5,952
11,658	4.650%, 10/17/21	12,821
1,603	5.300%, 02/11/21	1,807
1,345	5.400%, 02/15/17	1,424
17,622	5.500%, 01/08/20	19,886
6,636	5.625%, 09/15/17	7,177
20,649	5.625%, 05/01/18	22,681
1,704	5.875%, 01/14/38	2,069
4,753	6.000%, 08/07/19	5,421
807	6.875%, 01/10/39	1,085
3,139	VAR, 0.491%, 02/15/17	3,136
8,287	Series A, 6.750%, 03/15/32	10,868
	Intercontinental Exchange, Inc.,
2,108	2.500%, 10/15/18	2,144
5,021	4.000%, 10/15/23	5,188
2,242	Murray Street Investment Trust I, SUB, 4.647%, 03/09/17	2,336
1,933	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	2,413
	Private Export Funding Corp.,
10,700	Series EE, 2.800%, 05/15/22	10,927
12,505	Series KK, 3.550%, 01/15/24	13,332
8,428	Series Z, 4.375%, 03/15/19	9,243
	Shell International Finance B.V., (Netherlands),
4,381	1.125%, 08/21/17	4,374
8,042	2.125%, 05/11/20	7,989
7,389	4.125%, 05/11/35	7,178
2,690	4.300%, 09/22/19	2,905
7,695	4.375%, 03/25/20	8,412
5,381	6.375%, 12/15/38	6,801
	Siemens Financieringsmaatschappij N.V., (Netherlands),
4,371	2.900%, 05/27/22 (e)	4,318
3,421	4.400%, 05/27/45 (e)	3,424
1,211	5.750%, 10/17/16 (e)	1,273

		310,936

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — 0.9%
3,261	ACE INA Holdings, Inc., 2.600%, 11/23/15	3,274
8,295	AIG SunAmerica Global Financing X, 6.900%, 03/15/32 (e)	10,626
3,650	Allstate Corp. (The), 3.150%, 06/15/23	3,626
	American International Group, Inc.,
2,671	3.750%, 07/10/25	2,683
3,407	3.875%, 01/15/35	3,095
4,478	4.125%, 02/15/24	4,634
6,665	4.700%, 07/10/35	6,717
	Aon Corp.,
2,227	3.125%, 05/27/16	2,263
1,804	3.500%, 09/30/15	1,807
1,496	6.250%, 09/30/40	1,799
	Berkshire Hathaway Finance Corp.,
870	1.300%, 05/15/18	869
2,326	3.000%, 05/15/22	2,362
2,795	4.300%, 05/15/43	2,654
13,241	4.400%, 05/15/42	12,828
10,493	5.400%, 05/15/18	11,506
1,166	5.750%, 01/15/40	1,370
1,013	Chubb Corp. (The), 5.750%, 05/15/18	1,125
4,540	CNA Financial Corp., 3.950%, 05/15/24	4,511
2,690	Jackson National Life Global Funding, 4.700%, 06/01/18 (e)	2,900
3,049	Liberty Mutual Group, Inc., 5.000%, 06/01/21 (e)	3,309
	Lincoln National Corp.,
2,304	4.200%, 03/15/22	2,400
1,457	4.850%, 06/24/21	1,593
5,001	Marsh & McLennan Cos., Inc., 2.350%, 03/06/20	4,997
1,767	Massachusetts Mutual Life Insurance Co., 5.375%, 12/01/41 (e)	1,968
	MassMutual Global Funding II,
14,348	2.000%, 04/05/17 (e)	14,521
3,346	2.500%, 10/17/22 (e)	3,227
2,435	3.125%, 04/14/16 (e)	2,473
	MetLife, Inc.,
2,027	4.050%, 03/01/45	1,876
2,000	4.875%, 11/13/43	2,099
731	Series A, 6.817%, 08/15/18	835
	Metropolitan Life Global Funding I,
4,467	1.300%, 04/10/17 (e)	4,471
12,099	1.500%, 01/10/18 (e)	12,036
1,954	1.875%, 06/22/18 (e)	1,953
8,968	2.500%, 09/29/15 (e)	8,982

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Insurance — continued
2,901	3.125%, 01/11/16 (e)	2,927
11,927	3.650%, 06/14/18 (e)	12,532
12,858	3.875%, 04/11/22 (e)	13,389
11,147	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	16,599
	New York Life Global Funding,
1,345	0.800%, 02/12/16 (e)	1,342
1,806	1.950%, 02/11/20 (e)	1,784
29,382	2.150%, 06/18/19 (e)	29,340
3,587	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	3,767
4,574	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	6,896
1,343	Pricoa Global Funding I, 1.600%, 05/29/18 (e)	1,332
1,290	Principal Financial Group, Inc., 1.850%, 11/15/17	1,295
1,594	Principal Life Global Funding II, 1.000%, 12/11/15 (e)	1,596
10,349	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	13,683
960	Travelers Cos., Inc. (The), 5.800%, 05/15/18	1,061

		254,932

	Real Estate Investment Trusts (REITs) — 0.3%
	American Tower Corp.,
2,959	3.500%, 01/31/23	2,816
2,270	5.000%, 02/15/24	2,370
	American Tower Trust I,
3,439	1.551%, 03/15/18 (e)	3,401
6,220	3.070%, 03/15/23 (e)	6,061
	Equity Commonwealth,
6,287	5.875%, 09/15/20	6,868
3,489	6.650%, 01/15/18	3,750
3,775	ERP Operating LP, 4.625%, 12/15/21	4,080
	HCP, Inc.,
4,125	2.625%, 02/01/20	4,087
2,651	3.400%, 02/01/25	2,453
2,819	3.875%, 08/15/24	2,720
1,349	4.200%, 03/01/24	1,339
2,228	4.250%, 11/15/23	2,225
5,547	5.375%, 02/01/21	6,084
	Health Care REIT, Inc.,
1,639	4.000%, 06/01/25	1,621
4,002	4.500%, 01/15/24	4,139
2,567	Prologis LP, 4.250%, 08/15/23	2,636

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
	Simon Property Group LP,
8,221	2.150%, 09/15/17	8,327
3,410	3.375%, 10/01/24	3,360
2,090	3.750%, 02/01/24	2,122
3,838	4.125%, 12/01/21	4,069
3,138	4.375%, 03/01/21	3,379
3,296	6.125%, 05/30/18	3,667
	Ventas Realty LP,
1,929	3.500%, 02/01/25	1,827
1,882	3.750%, 05/01/24	1,844
2,746	4.125%, 01/15/26	2,722

		87,967

	Thrifts & Mortgage Finance — 0.0% (g)
5,650	BPCE S.A., (France), 1.625%, 01/26/18	5,656

	Total Financials	2,402,964

	Health Care — 0.9%
	Biotechnology — 0.2%
	Amgen, Inc.,
1,066	2.125%, 05/01/20	1,040
3,005	3.625%, 05/22/24	2,966
6,278	3.875%, 11/15/21	6,525
4,036	4.950%, 10/01/41	3,981
13,004	5.150%, 11/15/41	13,330
2,106	5.650%, 06/15/42	2,295
1,771	5.700%, 02/01/19	1,964
3,176	5.750%, 03/15/40	3,475
	Baxalta, Inc.,
3,356	3.600%, 06/23/22 (e)	3,354
1,096	5.250%, 06/23/45 (e)	1,102
	Celgene Corp.,
5,762	2.875%, 08/15/20	5,773
8,865	3.250%, 08/15/22	8,608
4,175	3.625%, 05/15/24	4,108
4,195	5.000%, 08/15/45	4,233
3,849	Gilead Sciences, Inc., 3.500%, 02/01/25	3,844

		66,598

	Health Care Equipment & Supplies — 0.1%
1,589	Baxter International, Inc., 1.850%, 06/15/18	1,576
	Becton, Dickinson & Co.,
1,030	2.675%, 12/15/19	1,031
1,537	3.734%, 12/15/24	1,533
628	5.000%, 05/15/19	681

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	77

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Health Care Equipment & Supplies — continued
	Medtronic, Inc.,
5,206	3.150%, 03/15/22 (e)	5,216
6,490	4.375%, 03/15/35 (e)	6,447

		16,484

	Health Care Providers & Services — 0.3%
	Aetna, Inc.,
1,777	4.500%, 05/15/42	1,721
2,959	6.750%, 12/15/37	3,692
	Anthem, Inc.,
2,511	2.300%, 07/15/18	2,511
4,210	3.125%, 05/15/22	4,067
2,354	3.300%, 01/15/23	2,282
3,477	4.625%, 05/15/42	3,294
3,394	4.650%, 01/15/43	3,190
4,149	4.650%, 08/15/44	3,909
	Cardinal Health, Inc.,
3,693	2.400%, 11/15/19	3,666
4,500	3.750%, 09/15/25	4,512
6,120	Express Scripts Holding Co., 3.500%, 06/15/24	5,905
3,409	Laboratory Corp. of America Holdings, 3.200%, 02/01/22	3,335
1,253	McKesson Corp., 0.950%, 12/04/15	1,253
1,935	Medco Health Solutions, Inc., 2.750%, 09/15/15	1,936
3,335	Memorial Sloan-Kettering Cancer Center, 4.200%, 07/01/55	3,143
4,275	Texas Health Resources, 4.330%, 11/15/55	4,147
	UnitedHealth Group, Inc.,
3,636	1.900%, 07/16/18	3,646
1,615	2.750%, 02/15/23	1,557
2,690	2.875%, 03/15/23	2,620
4,532	3.350%, 07/15/22	4,639
5,955	3.375%, 11/15/21	6,126
3,829	4.625%, 07/15/35	4,006
4,888	6.625%, 11/15/37	6,220

		81,377

	Life Sciences Tools & Services — 0.0% (g)
	Thermo Fisher Scientific, Inc.,
1,048	1.300%, 02/01/17	1,042
3,893	4.150%, 02/01/24	3,979

		5,021

	Pharmaceuticals — 0.3%
	AbbVie, Inc.,
7,526	1.750%, 11/06/17	7,520
7,466	2.500%, 05/14/20	7,381

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
4,991	2.900%, 11/06/22	4,819
2,709	3.200%, 11/06/22	2,678
5,015	4.500%, 05/14/35	4,804
	Actavis Funding SCS, (Luxembourg),
3,111	3.000%, 03/12/20	3,098
3,041	3.450%, 03/15/22	2,971
4,855	4.550%, 03/15/35	4,463
2,354	Actavis, Inc., 3.250%, 10/01/22	2,261
1,600	Allergan, Inc., 2.800%, 03/15/23	1,476
2,991	Bayer U.S. Finance LLC, 2.375%, 10/08/19 (e)	3,005
5,743	Forest Laboratories LLC, 5.000%, 12/15/21 (e)	6,176
2,780	GlaxoSmithKline Capital plc, (United Kingdom), 2.850%, 05/08/22	2,743
1,883	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	2,355
	Merck & Co., Inc.,
933	1.300%, 05/18/18	929
6,011	2.350%, 02/10/22	5,864
3,268	2.400%, 09/15/22	3,147
3,139	2.800%, 05/18/23	3,082
2,100	3.700%, 02/10/45	1,910
3,294	Novartis Capital Corp., 3.400%, 05/06/24	3,366
3,901	Pfizer, Inc., 3.000%, 06/15/23	3,855
708	Wyeth LLC, 6.450%, 02/01/24	869
	Zoetis, Inc.,
1,869	1.875%, 02/01/18	1,857
1,115	4.700%, 02/01/43	970

		81,599

	Total Health Care	251,079

	Industrials — 1.2%
	Aerospace & Defense — 0.2%
3,267	Airbus Group Finance B.V., (Netherlands), 2.700%, 04/17/23 (e)	3,149
	BAE Systems Holdings, Inc.,
4,772	3.800%, 10/07/24 (e)	4,793
2,107	6.375%, 06/01/19 (e)	2,383
4,778	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	5,451
	Boeing Co. (The),
448	4.875%, 02/15/20	503
1,076	7.950%, 08/15/24	1,449
1,345	Honeywell International, Inc., 5.300%, 03/01/18	1,470

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Aerospace & Defense — continued
	Lockheed Martin Corp.,
2,766	2.125%, 09/15/16	2,797
4,010	4.070%, 12/15/42	3,708
897	4.250%, 11/15/19	972
1,569	4.850%, 09/15/41	1,620
1,794	Northrop Grumman Systems Corp., 7.750%, 02/15/31	2,369
	Precision Castparts Corp.,
2,121	0.700%, 12/20/15	2,122
8,650	3.250%, 06/15/25	8,502
2,180	Raytheon Co., 3.150%, 12/15/24	2,157
	United Technologies Corp.,
1,777	1.800%, 06/01/17	1,795
4,552	3.100%, 06/01/22	4,567
4,246	4.150%, 05/15/45	4,092
6,022	4.500%, 06/01/42	6,107

		60,006

	Air Freight & Logistics — 0.0% (g)
1,806	Federal Express Corp. 1998 Pass-Through Trust, 6.720%, 01/15/22	2,064
2,232	FedEx Corp., 3.900%, 02/01/35	2,066
	United Parcel Service of America, Inc.,
2,107	8.375%, 04/01/20	2,677
717	SUB, 8.375%, 04/01/30	1,016
1,621	United Parcel Service, Inc., 2.450%, 10/01/22	1,588

		9,411

	Airlines — 0.1%
3,212	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	3,245
1,025	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	1,096
3,347	American Airlines 2013-2 Class A Pass-Through Trust, 4.950%, 01/15/23	3,565
336	Continental Airlines 1999-2 Class A-1 Pass-Through Trust, 7.256%, 03/15/20	368
3,154	Continental Airlines 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	3,481
1,758	Continental Airlines 2012-2 Class A Pass-Through Trust, 4.000%, 10/29/24	1,775
2,573	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	2,702
873	Delta Air Lines 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	921

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Airlines — continued
2,930	Delta Air Lines 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	3,047

		20,200

	Commercial Services & Supplies — 0.1%
	ADT Corp. (The),
5,011	3.500%, 07/15/22	4,486
1,881	4.125%, 06/15/23	1,726
2,809	4.875%, 07/15/42	2,191
1,525	Pitney Bowes, Inc., 5.600%, 03/15/18	1,647
4,309	Republic Services, Inc., 3.550%, 06/01/22	4,356
	Waste Management, Inc.,
1,062	3.900%, 03/01/35	980
1,690	4.750%, 06/30/20	1,852

		17,238

	Construction & Engineering — 0.1%
	ABB Finance USA, Inc.,
1,504	1.625%, 05/08/17	1,509
2,092	2.875%, 05/08/22	2,052
928	4.375%, 05/08/42	910
4,910	Fluor Corp., 3.375%, 09/15/21	5,068

		9,539

	Electrical Equipment — 0.0% (g)
	Eaton Corp.,
1,418	1.500%, 11/02/17	1,409
1,247	4.000%, 11/02/32	1,194
2,377	5.600%, 05/15/18	2,590
1,794	7.625%, 04/01/24	2,229

		7,422

	Industrial Conglomerates — 0.1%
3,361	Danaher Corp., 3.900%, 06/23/21	3,617
	General Electric Co.,
3,043	2.700%, 10/09/22	2,975
4,366	3.375%, 03/11/24	4,426
3,907	Hutchison Whampoa International 12 II Ltd., (Cayman Islands), 3.250%, 11/08/22 (e)	3,877
2,860	Ingersoll-Rand Global Holding Co., Ltd., 4.250%, 06/15/23	2,936
	Koninklijke Philips N.V., (Netherlands),
7,508	3.750%, 03/15/22	7,461
1,494	5.750%, 03/11/18	1,614
493	7.200%, 06/01/26	608

		27,514

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	79

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Machinery — 0.1%
	Caterpillar, Inc.,
1,676	1.500%, 06/26/17	1,683
1,913	2.600%, 06/26/22	1,860
	Deere & Co.,
5,382	2.600%, 06/08/22	5,252
2,386	3.900%, 06/09/42	2,228
15,246	Illinois Tool Works, Inc., 3.900%, 09/01/42	14,345
695	Ingersoll-Rand Co., 6.391%, 11/15/27	810
	Parker-Hannifin Corp.,
3,759	4.450%, 11/21/44	3,875
695	5.500%, 05/15/18	765

		30,818

	Road & Rail — 0.5%
	Burlington Northern Santa Fe LLC,
1,794	3.000%, 03/15/23	1,737
3,821	3.050%, 03/15/22	3,778
1,865	3.450%, 09/15/21	1,914
1,272	3.600%, 09/01/20	1,327
2,365	3.750%, 04/01/24	2,410
4,018	4.375%, 09/01/42	3,762
3,150	4.700%, 09/01/45	3,143
3,380	5.150%, 09/01/43	3,554
9,266	5.400%, 06/01/41	10,068
3,282	5.650%, 05/01/17	3,508
1,502	5.750%, 03/15/18	1,646
3,244	5.750%, 05/01/40	3,645
538	6.700%, 08/01/28	670
1,166	7.290%, 06/01/36	1,512
	Canadian Pacific Railway Co., (Canada),
4,200	4.500%, 01/15/22	4,467
1,345	7.125%, 10/15/31	1,705
	CSX Corp.,
3,200	3.400%, 08/01/24	3,179
2,659	3.950%, 05/01/50	2,304
1,516	4.100%, 03/15/44	1,375
1,781	4.250%, 06/01/21	1,901
3,498	5.500%, 04/15/41	3,821
628	7.375%, 02/01/19	729
3,587	7.900%, 05/01/17	3,966
	ERAC USA Finance LLC,
3,474	4.500%, 08/16/21 (e)	3,761
2,388	5.250%, 10/01/20 (e)	2,662
3,104	5.625%, 03/15/42 (e)	3,321
359	6.375%, 10/15/17 (e)	392

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — continued
4,417	6.700%, 06/01/34 (e)	5,263
	Norfolk Southern Corp.,
2,558	2.903%, 02/15/23	2,465
4,957	3.250%, 12/01/21	4,979
2,888	3.950%, 10/01/42	2,558
51	5.590%, 05/17/25	58
3,049	6.000%, 03/15/05[3]	3,390
11,071	6.000%, 05/23/11[4]	12,312
121	7.700%, 05/15/17	133
	Penske Truck Leasing Co. LP/PTL Finance Corp.,
3,744	2.875%, 07/17/18 (e)	3,791
5,795	3.375%, 02/01/22 (e)	5,617
	Ryder System, Inc.,
2,867	2.500%, 03/01/17	2,906
4,930	2.500%, 05/11/20	4,854
3,451	2.875%, 09/01/20	3,443
2,412	3.600%, 03/01/16	2,441
	Union Pacific Corp.,
1,297	2.950%, 01/15/23	1,271
1,230	3.646%, 02/15/24	1,259
3,935	4.163%, 07/15/22	4,186
1,435	4.300%, 06/15/42	1,425
919	4.821%, 02/01/44	982
207	Union Pacific Railroad Co. 2003 Pass-Through Trust, Series 03-1, 4.698%, 01/02/24	221
3,500	Union Pacific Railroad Co. 2015-1 Pass-Through Trust, 2.695%, 05/12/27	3,396

		143,207

	Trading Companies & Distributors — 0.0% (g)
4,364	WW Grainger, Inc., 4.600%, 06/15/45	4,473

	Total Industrials	329,828

	Information Technology — 1.1%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
1,479	2.900%, 03/04/21	1,500
6,539	3.000%, 06/15/22	6,548
1,822	3.500%, 06/15/25	1,853
4,500	3.625%, 03/04/24	4,641
1,345	5.500%, 02/22/16	1,376
4,179	5.500%, 01/15/40	4,862
4,475	5.900%, 02/15/39	5,390

		26,170

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
1,712	3.000%, 03/01/18	1,740
1,595	4.500%, 03/01/23	1,640
4,157	6.000%, 04/01/20	4,576
2,421	6.875%, 06/01/18	2,667
11,025	7.500%, 01/15/27	13,177

		23,800

	Internet Software & Services — 0.0% (g)
	eBay, Inc.,
5,553	2.600%, 07/15/22	5,030
3,500	2.875%, 08/01/21	3,362
5,750	3.450%, 08/01/24	5,325
1,851	4.000%, 07/15/42	1,414

		15,131

	IT Services — 0.2%
2,170	HP Enterprise Services LLC, 7.450%, 10/15/29	2,804
	International Business Machines Corp.,
4,972	1.250%, 02/08/18	4,950
23,206	1.625%, 05/15/20	22,680
4,619	1.950%, 07/22/16	4,675
683	4.000%, 06/20/42	624
592	6.220%, 08/01/27	720
7,578	7.625%, 10/15/18	8,895
	Xerox Corp.,
1,759	2.950%, 03/15/17	1,786
1,587	4.500%, 05/15/21	1,626
4,529	5.625%, 12/15/19	4,985
2,870	6.750%, 02/01/17	3,055

		56,800

	Semiconductors & Semiconductor Equipment — 0.1%
	Intel Corp.,
4,379	3.300%, 10/01/21	4,520
4,598	3.700%, 07/29/25	4,651
8,173	4.000%, 12/15/32	7,829
3,089	4.900%, 07/29/45	3,180
7,430	National Semiconductor Corp., 6.600%, 06/15/17	8,129
3,769	Texas Instruments, Inc., 1.650%, 08/03/19	3,717

		32,026

	Software — 0.3%
3,121	Intuit, Inc., 5.750%, 03/15/17	3,307

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Software — continued
	Microsoft Corp.,
2,069	0.875%, 11/15/17	2,065
3,037	2.125%, 11/15/22	2,915

4,650	2.375%, 02/12/22	4,582
10,221	2.375%, 05/01/23	9,753
3,459	3.500%, 02/12/35	3,198
7,202	3.625%, 12/15/23	7,507
3,620	4.000%, 02/12/55	3,268
1,089	4.500%, 10/01/40	1,120
	Oracle Corp.,
14,625	2.950%, 05/15/25	14,072
1,295	3.625%, 07/15/23	1,326
3,085	4.300%, 07/08/34	3,063
14,500	4.375%, 05/15/55	13,553
4,753	5.000%, 07/08/19	5,247
2,081	5.250%, 01/15/16	2,117
3,049	5.750%, 04/15/18	3,368
2,300	6.125%, 07/08/39	2,789
1,749	6.500%, 04/15/38	2,221
4,103	Series NOTE, 2.800%, 07/08/21	4,117

		89,588

	Technology Hardware, Storage & Peripherals — 0.3%
	Apple, Inc.,
12,381	2.150%, 02/09/22	11,930
15,286	2.400%, 05/03/23	14,593
13,459	2.850%, 05/06/21	13,698
12,828	3.200%, 05/13/25	12,766
4,375	3.450%, 02/09/45	3,703
6,866	VAR, 0.550%, 05/03/18	6,864
1,704	Dell, Inc., 7.100%, 04/15/28	1,704
	EMC Corp.,
5,560	1.875%, 06/01/18	5,541
6,636	3.375%, 06/01/23	6,447
	Hewlett-Packard Co.,
3,233	4.300%, 06/01/21	3,365
2,541	4.375%, 09/15/21	2,643
2,837	4.650%, 12/09/21	2,987
6,352	6.000%, 09/15/41	6,365

		92,606

	Total Information Technology	336,121

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	81

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Materials — 0.6%
	Chemicals — 0.4%
	Agrium, Inc., (Canada),
3,196	3.375%, 03/15/25	3,007
3,557	4.125%, 03/15/35	3,115
4,962	5.250%, 01/15/45	4,895
9,510	CF Industries, Inc., 7.125%, 05/01/20	11,258
	Dow Chemical Co. (The),
3,892	3.000%, 11/15/22	3,769
5,750	3.500%, 10/01/24	5,539
8,120	4.125%, 11/15/21	8,426
1,727	5.250%, 11/15/41	1,739
1,206	7.375%, 11/01/29	1,529
875	8.550%, 05/15/19	1,057
	E.I. du Pont de Nemours & Co.,
1,928	4.900%, 01/15/41	2,017
1,345	5.600%, 12/15/36	1,517
4,484	6.000%, 07/15/18	4,986
	Ecolab, Inc.,
3,672	1.450%, 12/08/17	3,628
897	5.500%, 12/08/41	1,006
1,259	Monsanto Co., 4.700%, 07/15/64	1,093
	Mosaic Co. (The),
1,974	3.750%, 11/15/21	2,026
7,080	4.250%, 11/15/23	7,175
449	4.875%, 11/15/41	432
5,054	5.450%, 11/15/33	5,293
5,233	5.625%, 11/15/43	5,531
	Potash Corp. of Saskatchewan, Inc., (Canada),
2,326	3.000%, 04/01/25	2,172
269	3.250%, 12/01/17	275
3,408	6.500%, 05/15/19	3,894
	PPG Industries, Inc.,
1,026	5.500%, 11/15/40	1,186
972	6.650%, 03/15/18	1,085
1,883	9.000%, 05/01/21	2,462
	Praxair, Inc.,
2,612	2.650%, 02/05/25	2,498
430	5.200%, 03/15/17	456
	Union Carbide Corp.,
5,426	7.500%, 06/01/25	6,807
5,919	7.750%, 10/01/96	7,340

		107,213

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — 0.0% (g)
	CRH America, Inc.,
2,811	3.875%, 05/18/25 (e)	2,788
6,052	5.125%, 05/18/45 (e)	5,960

		8,748

	Metals & Mining — 0.2%
	BHP Billiton Finance USA Ltd., (Australia),
5,613	3.850%, 09/30/23	5,691
1,600	5.000%, 09/30/43	1,644
1,435	5.400%, 03/29/17	1,523
2,466	6.500%, 04/01/19	2,812
	Freeport-McMoRan, Inc.,
8,701	2.150%, 03/01/17	8,295
6,296	4.550%, 11/14/24	4,860
5,624	5.400%, 11/14/34	4,049
4,316	5.450%, 03/15/43	3,064
1,529	Nucor Corp., 4.000%, 08/01/23	1,554
1,767	Placer Dome, Inc., (Canada), 6.450%, 10/15/35	1,594
	Rio Tinto Finance USA Ltd., (Australia),
1,148	3.500%, 11/02/20	1,186
3,367	3.750%, 09/20/21	3,404
1,794	9.000%, 05/01/19	2,200
4,007	Rio Tinto Finance USA plc, (United Kingdom), 1.625%, 08/21/17	3,982
1,199	TCI Communications, Inc., 7.125%, 02/15/28	1,545
	Teck Resources Ltd., (Canada),
2,865	3.750%, 02/01/23	2,149
4,904	4.750%, 01/15/22	3,837

		53,389

	Total Materials	169,350

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.1%
	AT&T, Inc.,
2,859	0.900%, 02/12/16	2,860
5,835	2.450%, 06/30/20	5,783
21,417	3.000%, 06/30/22	20,566
7,297	3.400%, 05/15/25	6,954
1,166	3.875%, 08/15/21	1,195
9,748	4.300%, 12/15/42	8,305
4,439	4.350%, 06/15/45	3,796
6,278	4.450%, 05/15/21	6,620
3,297	4.500%, 05/15/35	3,029
3,777	4.750%, 05/15/46	3,443
9,509	5.350%, 09/01/40	9,341

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Diversified Telecommunication Services — continued
4,722	5.500%, 02/01/18	5,096
6,457	6.300%, 01/15/38	7,063
1,600	Bellsouth Capital Funding Corp., 7.875%, 02/15/30	1,939
15,000	BellSouth Corp., 6.550%, 06/15/34	16,324
173	BellSouth Telecommunications LLC, 6.300%, 12/15/15	175
	British Telecommunications plc, (United Kingdom),
2,203	2.350%, 02/14/19	2,196
2,511	5.950%, 01/15/18	2,749
879	9.625%, 12/15/30	1,282
4,036	Centel Capital Corp., 9.000%, 10/15/19	4,793
	Deutsche Telekom International Finance B.V., (Netherlands),
2,291	2.250%, 03/06/17 (e)	2,314
2,087	4.875%, 03/06/42 (e)	2,082
1,816	6.000%, 07/08/19	2,069
5,201	8.750%, 06/15/30	7,362
	GTE Corp.,
3,049	6.940%, 04/15/28	3,606
897	8.750%, 11/01/21	1,147
	GTP Acquisition Partners I LLC,
10,038	2.350%, 06/15/20 (e)	9,982
11,667	3.482%, 06/16/25 (e)	11,502
2,063	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	2,063
	Orange S.A., (France),
3,799	2.750%, 09/14/16	3,860
5,695	9.000%, 03/01/31	8,058
7,308	Qwest Corp., 6.750%, 12/01/21	7,929
	Telefonica Emisiones S.A.U., (Spain),
1,916	3.192%, 04/27/18	1,963
4,358	5.134%, 04/27/20	4,803
2,025	5.462%, 02/16/21	2,264
2,152	6.421%, 06/20/16	2,235
	Verizon Communications, Inc.,
1,790	2.625%, 02/21/20	1,792
5,898	3.000%, 11/01/21	5,813
15,346	3.500%, 11/01/24	14,996
11,683	4.150%, 03/15/24	11,938
11,559	4.400%, 11/01/34	10,659
9,294	4.500%, 09/15/20	9,984
3,993	4.522%, 09/15/48	3,565
5,210	4.672%, 03/15/55	4,515
32,776	4.862%, 08/21/46	30,888

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
5,330	5.150%, 09/15/23	5,843
1,294	5.850%, 09/15/35	1,393
390	6.400%, 09/15/33	447
159	6.550%, 09/15/43	188
3,000	7.750%, 12/01/30	3,916
897	Verizon Maryland LLC, Series B, 5.125%, 06/15/33	888
8,579	Verizon New England, Inc., 7.875%, 11/15/29	10,862
789	Verizon New York, Inc., Series B, 7.375%, 04/01/32	916
	Verizon Pennsylvania LLC,
3,811	6.000%, 12/01/28	4,103
4,692	8.350%, 12/15/30	5,842
1,000	8.750%, 08/15/31	1,259

		316,555

	Wireless Telecommunication Services — 0.1%
	America Movil S.A.B. de C.V., (Mexico),
3,833	2.375%, 09/08/16	3,863
3,250	3.125%, 07/16/22	3,173
2,457	6.125%, 03/30/40	2,760
	Rogers Communications, Inc., (Canada),
8,302	4.100%, 10/01/23	8,357
2,242	8.750%, 05/01/32	3,018
	Vodafone Group plc, (United Kingdom),
6,816	1.500%, 02/19/18	6,722
7,443	1.625%, 03/20/17	7,436
675	2.500%, 09/26/22	618

		35,947

	Total Telecommunication Services	352,502

	Utilities — 1.4%
	Electric Utilities — 1.0%
	Alabama Power Co.,
1,644	3.750%, 03/01/45	1,437
769	6.000%, 03/01/39	928
1,904	6.125%, 05/15/38	2,316
2,134	American Electric Power Co., Inc., 1.650%, 12/15/17	2,127
3,740	Appalachian Power Co., Series P, 6.700%, 08/15/37	4,649
	Arizona Public Service Co.,
748	2.200%, 01/15/20	747
1,923	4.500%, 04/01/42	1,950
3,036	5.050%, 09/01/41	3,346

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	83

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Electric Utilities — continued
4,419	Baltimore Gas & Electric Co., 2.800%, 08/15/22	4,327
3,094	Cleveland Electric Illuminating Co. (The), Series D, 7.880%, 11/01/17	3,481
4,791	Comision Federal de Electricidad, (Mexico), 4.875%, 05/26/21 (e)	5,043
830	Connecticut Light & Power Co. (The), 5.650%, 05/01/18	920
1,687	DTE Electric Co., 2.650%, 06/15/22	1,647
	Duke Energy Carolinas LLC,
1,228	4.250%, 12/15/41	1,230
1,786	4.300%, 06/15/20	1,949
1,256	5.100%, 04/15/18	1,365
1,397	6.000%, 01/15/38	1,728
	Duke Energy Corp.,
3,812	2.150%, 11/15/16	3,856
2,660	3.550%, 09/15/21	2,736
	Duke Energy Florida LLC,
1,009	5.650%, 06/15/18	1,117
628	6.400%, 06/15/38	811
	Duke Energy Indiana, Inc.,
3,462	3.750%, 07/15/20	3,692
2,780	6.350%, 08/15/38	3,546
	Duke Energy Progress LLC,
2,911	2.800%, 05/15/22	2,863
3,230	3.000%, 09/15/21	3,289
2,985	3.250%, 08/15/25	2,985
1,886	4.100%, 05/15/42	1,850
1,569	4.100%, 03/15/43	1,523
2,258	4.150%, 12/01/44	2,210
1,794	5.300%, 01/15/19	1,988
	Electricite de France S.A., (France),
3,961	2.150%, 01/22/19 (e)	3,976
6,600	6.000%, 01/22/14[5] (e)	6,984
	Enel Finance International N.V., (Netherlands),
5,408	5.125%, 10/07/19 (e)	5,924
897	6.000%, 10/07/39 (e)	1,037
	Florida Power & Light Co.,
493	5.625%, 04/01/34	591
3,498	5.950%, 10/01/33	4,272
897	5.950%, 02/01/38	1,128
359	Georgia Power Co., 5.950%, 02/01/39	407
1,351	Great Plains Energy, Inc., 4.850%, 06/01/21	1,484
	Hydro-Quebec, (Canada),
1,614	9.400%, 02/01/21	2,146

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
7,174	Series HY, 8.400%, 01/15/22	9,468
2,642	Series IO, 8.050%, 07/07/24	3,631
	Indiana Michigan Power Co.,
973	7.000%, 03/15/19	1,122
8,609	Series J, 3.200%, 03/15/23	8,538
269	Jersey Central Power & Light Co., 7.350%, 02/01/19	310
4,031	John Sevier Combined Cycle Generation LLC, 4.626%, 01/15/42	4,407
	Kansas City Power & Light Co.,
3,255	3.150%, 03/15/23	3,212
8,968	5.300%, 10/01/41	9,748
628	MidAmerican Energy Co., 5.300%, 03/15/18	682
	Nevada Power Co.,
329	5.375%, 09/15/40	374
3,354	5.450%, 05/15/41	3,860
2,018	6.500%, 08/01/18	2,275
1,637	7.125%, 03/15/19	1,910
700	Series N, 6.650%, 04/01/36	910
	NextEra Energy Capital Holdings, Inc.,
2,651	2.400%, 09/15/19	2,625
1,076	6.000%, 03/01/19	1,198
1,076	7.875%, 12/15/15	1,097
	Niagara Mohawk Power Corp.,
3,051	3.508%, 10/01/24 (e)	3,064
1,457	4.881%, 08/15/19 (e)	1,588
2,242	Northern States Power Co., 6.250%, 06/01/36	2,884
	Ohio Power Co.,
1,390	6.050%, 05/01/18	1,533
560	Series M, 5.375%, 10/01/21	632
	Oncor Electric Delivery Co. LLC,
5,515	6.800%, 09/01/18	6,266
1,076	7.000%, 09/01/22	1,308
	Pacific Gas & Electric Co.,
5,047	2.450%, 08/15/22	4,796
1,265	3.250%, 09/15/21	1,289
1,794	3.250%, 06/15/23	1,789
5,781	3.500%, 06/15/25	5,781
1,681	4.450%, 04/15/42	1,674
6,511	4.500%, 12/15/41	6,544
1,776	5.625%, 11/30/17	1,927
399	6.050%, 03/01/34	478
673	8.250%, 10/15/18	802

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Electric Utilities — continued
	PacifiCorp,
2,765	3.600%, 04/01/24	2,815
897	3.850%, 06/15/21	955
224	5.500%, 01/15/19	249
2,556	5.650%, 07/15/18	2,836
	PECO Energy Co.,
5,022	2.375%, 09/15/22	4,845
807	5.350%, 03/01/18	882
807	Pennsylvania Electric Co., 6.050%, 09/01/17	875
1,184	Potomac Electric Power Co., 6.500%, 11/15/37	1,516
1,543	PPL Electric Utilities Corp., 2.500%, 09/01/22	1,489
	Progress Energy, Inc.,
3,380	3.150%, 04/01/22	3,382
3,388	4.400%, 01/15/21	3,612
1,327	7.750%, 03/01/31	1,764
	Public Service Co. of Colorado,
1,821	2.250%, 09/15/22	1,740
1,040	3.200%, 11/15/20	1,073
247	5.800%, 08/01/18	276
	Public Service Co. of Oklahoma,
1,761	4.400%, 02/01/21	1,884
1,242	5.150%, 12/01/19	1,378
3,901	Series G, 6.625%, 11/15/37	5,039
	Public Service Electric & Gas Co.,
6,334	3.000%, 05/15/25	6,216
740	5.300%, 05/01/18	809
1,021	5.375%, 11/01/39	1,173
387	South Carolina Electric & Gas Co., 4.500%, 06/01/64	357
	Southern California Edison Co.,
2,279	1.845%, 02/01/22	2,266
886	3.875%, 06/01/21	943
3,408	3.900%, 12/01/41	3,221
1,256	5.500%, 08/15/18	1,394
2,197	6.050%, 03/15/39	2,754
578	Series 08-A, 5.950%, 02/01/38	711
2,854	Series C, 3.500%, 10/01/23	2,926
2,666	Southern Co. (The), 1.950%, 09/01/16	2,690
3,049	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	3,702
2,095	State Grid Overseas Investment 2013 Ltd., (United Kingdom), 1.750%, 05/22/18 (e)	2,077
	Virginia Electric & Power Co.,
696	2.950%, 01/15/22	690

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
1,280	3.450%, 02/15/24	1,300
4,125	5.400%, 04/30/18	4,505
717	5.950%, 09/15/17	782
	Wisconsin Electric Power Co.,
234	2.950%, 09/15/21	237
1,161	6.250%, 12/01/15	1,177
	Xcel Energy, Inc.,
242	0.750%, 05/09/16	242
539	4.700%, 05/15/20	586
829	4.800%, 09/15/41	863
3,049	6.500%, 07/01/36	3,735

		279,293

	Gas Utilities — 0.0% (g)
	Atmos Energy Corp.,
1,750	4.125%, 10/15/44	1,676
7,215	4.150%, 01/15/43	6,856
619	8.500%, 03/15/19	740
2,201	Boston Gas Co., 4.487%, 02/15/42 (e)	2,233
	CenterPoint Energy Resources Corp.,
897	4.500%, 01/15/21	959
475	6.125%, 11/01/17	521

		12,985

	Independent Power & Renewable Electricity Producers — 0.1%
	Exelon Generation Co. LLC,
2,100	2.950%, 01/15/20	2,104
5,381	4.000%, 10/01/20	5,575
1,665	5.750%, 10/01/41	1,690
	PSEG Power LLC,
717	4.150%, 09/15/21	746
2,456	4.300%, 11/15/23	2,507
2,162	5.125%, 04/15/20	2,375
1,964	5.500%, 12/01/15	1,986
1,125	8.625%, 04/15/31	1,538
1,271	Southern Power Co., 5.150%, 09/15/41	1,273

		19,794

	Multi-Utilities — 0.3%
	AGL Capital Corp.,
4,609	3.500%, 09/15/21	4,586
1,392	4.400%, 06/01/43	1,336
10,518	5.875%, 03/15/41	12,136
6,009	6.375%, 07/15/16	6,265
1,457	Berkshire Hathaway Energy Co., 5.750%, 04/01/18	1,599

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	85

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Multi-Utilities — continued
3,390	CenterPoint Energy, Inc., 6.500%, 05/01/18	3,781
2,760	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	3,269
	Consumers Energy Co.,
1,343	2.850%, 05/15/22	1,336
1,256	5.650%, 04/15/20	1,421
1,478	Delmarva Power & Light Co., 4.000%, 06/01/42	1,423
	Dominion Resources, Inc.,
1,076	7.000%, 06/15/38	1,336
1,840	Series C, 4.900%, 08/01/41	1,866
5,067	Series F, 5.250%, 08/01/33	5,425
	DTE Energy Co.,
6,150	3.300%, 06/15/22 (e)	6,223
1,400	Series F, 3.850%, 12/01/23	1,450
	NiSource Finance Corp.,
2,457	3.850%, 02/15/23	2,546
6,726	5.800%, 02/01/42	7,672
	San Diego Gas & Electric Co.,
2,690	3.950%, 11/15/41	2,617
1,852	6.000%, 06/01/26	2,281
	Sempra Energy,
3,139	2.875%, 10/01/22	3,008
3,827	3.550%, 06/15/24	3,778
2,348	4.050%, 12/01/23	2,413
1,345	6.000%, 10/15/39	1,561
2,063	6.150%, 06/15/18	2,302
807	6.500%, 06/01/16	837
7,309	9.800%, 02/15/19	9,064
7,009	WEC Energy Group, Inc., 3.550%, 06/15/25	7,035

		98,566

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
5,248	3.400%, 03/01/25	5,256
3,354	6.593%, 10/15/37	4,340

		9,596

	Total Utilities	420,234

	Total Corporate Bonds (Cost $5,358,482)	5,435,216

Foreign Government Securities — 1.0%
	Federative Republic of Brazil, (Brazil),
6,774	4.250%, 01/07/25	6,283
2,660	5.000%, 01/27/45	2,128

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Israel Government AID Bond, (Israel),
3,000	Zero Coupon, 11/01/19	2,783
3,587	Zero Coupon, 11/01/23	2,882
21,968	Zero Coupon, 11/01/24	16,959
7,240	5.500%, 12/04/23	8,826
7,330	5.500%, 04/26/24	8,960
6,771	5.500%, 09/18/33	8,793
5,000	Series 1, Zero Coupon, 05/01/23	4,089
22,151	Series 2, Zero Coupon, 11/01/24	17,124
3,155	Series 4-Z, Zero Coupon, 08/15/22	2,658
4,036	Series 6-Z, Zero Coupon, 02/15/22	3,480
10,000	Series 6-Z, Zero Coupon, 08/15/22	8,430
10,000	Series 8-Z, Zero Coupon, 02/15/24	7,946
3,305	Series 8-Z, Zero Coupon, 08/15/24	2,577
23,876	Series 8-Z, Zero Coupon, 08/15/25	17,950
8,517	Series 9-Z, Zero Coupon, 05/15/23	6,955
25,875	Series 9-Z, Zero Coupon, 05/15/24	20,363
24,763	Series 9-Z, Zero Coupon, 05/15/25	18,776
14,275	Series 9-Z, Zero Coupon, 11/15/25	10,619
2,242	Series 11-Z, Zero Coupon, 11/15/26	1,596
11,427	Province of Ontario, (Canada), 1.650%, 09/27/19	11,355
502	Province of Quebec, (Canada), Series A, SUB, 7.365%, 03/06/26	687
	Republic of Colombia, (Colombia),
3,137	4.000%, 02/26/24	3,051
3,979	5.000%, 06/15/45	3,541
941	5.625%, 02/26/44	917
	Republic of Panama, (Panama),
2,796	3.750%, 03/16/25	2,733
2,371	4.000%, 09/22/24	2,362
737	Republic of Peru, (Peru), 5.625%, 11/18/50	789
6,568	Republic of Poland, (Poland), 4.000%, 01/22/24	6,910
	Republic of South Africa, (South Africa),
8,616	5.375%, 07/24/44	8,349
3,502	5.875%, 09/16/25	3,782
	Republic of Turkey, (Turkey),
12,555	4.250%, 04/14/26	11,770
3,879	5.750%, 03/22/24	4,126
	United Mexican States, (Mexico),
11,021	3.500%, 01/21/21	11,186
7,166	3.600%, 01/30/25	7,032
7,316	4.000%, 10/02/23	7,435
2,862	4.600%, 01/23/46	2,612
3,906	4.750%, 03/08/44	3,657

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Foreign Government Securities — continued
12,227	5.550%, 01/21/45	12,838
5,118	5.750%, 10/12/10[2]	4,913

	Total Foreign Government Securities (Cost $289,125)	290,222

Mortgage Pass-Through Securities — 14.7%
	Federal Home Loan Mortgage Corp.,
606	ARM, 1.925%, 04/01/37	638
1,542	ARM, 1.936%, 05/01/37	1,620
538	ARM, 2.000%, 08/01/36	566
329	ARM, 2.040%, 01/01/37	346
1,091	ARM, 2.077%, 08/01/36	1,151
6,294	ARM, 2.092%, 08/01/36	6,671
929	ARM, 2.095%, 10/01/36	986
797	ARM, 2.097%, 07/01/36	842
3,691	ARM, 2.100%, 10/01/36	3,894
23	ARM, 2.120%, 07/01/19	23
1,857	ARM, 2.145%, 10/01/36	1,961
5,323	ARM, 2.154%, 12/01/36	5,649
1,110	ARM, 2.194%, 10/01/36	1,179
398	ARM, 2.204%, 11/01/36	425
1,830	ARM, 2.240%, 11/01/36	1,953
242	ARM, 2.258%, 08/01/35	256
94	ARM, 2.274%, 01/01/27	99
188	ARM, 2.276%, 02/01/37	201
162	ARM, 2.278%, 12/01/36	173
5,248	ARM, 2.301%, 03/01/37	5,558
826	ARM, 2.319%, 11/01/36	878
5,336	ARM, 2.348%, 12/01/36	5,689
402	ARM, 2.354%, 02/01/36	428
417	ARM, 2.355%, 12/01/33	447
465	ARM, 2.366%, 11/01/37	493
811	ARM, 2.369%, 04/01/34	861
1,007	ARM, 2.371%, 06/01/37	1,077
3,550	ARM, 2.375%, 07/01/26 - 01/01/35	3,780
939	ARM, 2.384%, 11/01/36	1,002
2,329	ARM, 2.385%, 05/01/37	2,486
43	ARM, 2.388%, 04/01/30	45
424	ARM, 2.410%, 10/01/36	441
2,728	ARM, 2.412%, 11/01/36	2,916
2,191	ARM, 2.465%, 09/01/36	2,328
2,381	ARM, 2.473%, 05/01/33	2,533
168	ARM, 2.483%, 02/01/37	179
2,952	ARM, 2.485%, 02/01/37	3,141
90	ARM, 2.490%, 04/01/37	94
2,038	ARM, 2.491%, 05/01/36	2,178
1,828	ARM, 2.494%, 10/01/36	1,959

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

504	ARM, 2.495%, 05/01/37	540
81	ARM, 2.498%, 09/01/32	87
1,929	ARM, 2.500%, 05/01/36 - 07/01/36	2,053
982	ARM, 2.501%, 01/01/37	1,053
1,391	ARM, 2.504%, 12/01/35	1,484
1,454	ARM, 2.505%, 05/01/38	1,557
2,328	ARM, 2.536%, 09/01/36	2,498
1,958	ARM, 2.551%, 09/01/34	2,091
2,025	ARM, 2.566%, 12/01/36	2,176
1,566	ARM, 2.568%, 02/01/37	1,688
1,844	ARM, 2.571%, 02/01/36	1,973
5,514	ARM, 2.599%, 06/01/36	5,884
1,015	ARM, 2.617%, 07/01/37	1,084
3,763	ARM, 2.643%, 05/01/37	4,041
1,545	ARM, 2.646%, 06/01/36	1,665
1,406	ARM, 2.653%, 10/01/36	1,509
1,912	ARM, 2.665%, 03/01/36	2,046
1,956	ARM, 2.669%, 04/01/38	2,107
1,274	ARM, 2.695%, 04/01/37	1,383
915	ARM, 2.727%, 03/01/37	988
256	ARM, 2.774%, 12/01/36	278
2,088	ARM, 2.820%, 05/01/37	2,238
379	ARM, 2.828%, 02/01/37	409
449	ARM, 2.943%, 05/01/36	482
415	ARM, 2.949%, 03/01/37	452
2,765	ARM, 3.094%, 03/01/36	2,938
777	ARM, 3.438%, 07/01/36	809
1,750	ARM, 3.980%, 07/01/40	1,847
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
32	4.000%, 06/01/18	34
514	4.500%, 08/01/18 - 10/01/18	534
1,959	5.000%, 10/01/17 - 12/01/18	2,041
13,506	5.500%, 06/01/17 - 02/01/24	14,665
3,708	6.000%, 04/01/17 - 03/01/22	3,834
510	6.500%, 07/01/16 - 03/01/22	527
1	7.000%, 04/01/17	1
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
13,902	3.500%, 01/01/32 - 03/01/32	14,614
110	6.000%, 12/01/22	124
936	6.500%, 11/01/22 - 01/01/28	1,069
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
37,241	4.500%, 05/01/41	40,633
40,943	5.000%, 01/01/34 - 08/01/40	45,116

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	87

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — continued
7,733		5.500%, 01/01/33 - 03/01/40	8,643
1,086		6.000%, 10/01/29 - 12/01/36	1,236
6,757		6.500%, 08/01/29 - 03/01/38	7,965
1,810		7.000%, 04/01/26 - 02/01/37	2,089
2,369		7.500%, 08/01/25 - 09/01/38	2,877
18		8.000%, 07/01/20 - 11/01/24	21
53		8.500%, 07/01/28	65
		Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
7,307		7.500%, 01/01/32 - 12/01/36	8,658
2,794		10.000%, 10/01/30	3,115
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
80,780		3.500%, 02/01/33 - 06/01/43	84,306
40,176		4.000%, 06/01/42 - 01/01/43	43,226
2,279		5.500%, 04/01/18	2,384
2,487		6.000%, 02/01/33 - 11/01/36	2,731
17,040		6.500%, 12/01/35 - 06/01/37	19,190
10		7.000%, 07/01/29	11
499		10.000%, 03/17/26	537
—	(h)	Federal Home Loan Mortgage Corp., 30 Year, Single Family, 12.000%, 07/01/19	—	(h)
		Federal National Mortgage Association,
418		ARM, 1.570%, 08/01/34	434
1,335		ARM, 1.709%, 07/01/37	1,400
3,543		ARM, 1.753%, 09/01/36	3,717
612		ARM, 1.787%, 09/01/33	642
1,347		ARM, 1.811%, 02/01/37	1,417
1,068		ARM, 1.818%, 01/01/37	1,123
4,953		ARM, 1.892%, 01/01/35	5,194
32		ARM, 1.905%, 01/01/34	32
364		ARM, 1.913%, 02/01/35	383
4		ARM, 1.917%, 01/01/19	4
12		ARM, 1.928%, 03/01/19	12
531		ARM, 1.961%, 09/01/37	571
695		ARM, 1.975%, 09/01/36	732
345		ARM, 1.993%, 10/01/34	364
572		ARM, 2.048%, 05/01/35	604
154		ARM, 2.068%, 08/01/35	163
96		ARM, 2.110%, 09/01/34	102
2,742		ARM, 2.117%, 11/01/37	2,911
491		ARM, 2.124%, 11/01/34	523
196		ARM, 2.132%, 01/01/35	208
453		ARM, 2.135%, 09/01/35	484
322		ARM, 2.136%, 08/01/34	341
1,853		ARM, 2.139%, 01/01/36	1,955

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

162	ARM, 2.140%, 04/01/34	166
871	ARM, 2.141%, 09/01/36	928
582	ARM, 2.147%, 11/01/33	619
948	ARM, 2.178%, 03/01/35	1,012
1,565	ARM, 2.183%, 10/01/36	1,672
790	ARM, 2.211%, 07/01/35	845
90	ARM, 2.238%, 07/01/34	96
192	ARM, 2.251%, 01/01/34	204
100	ARM, 2.283%, 09/01/37	103
2,589	ARM, 2.296%, 08/01/36	2,761
573	ARM, 2.298%, 08/01/33	606
2,390	ARM, 2.301%, 09/01/36	2,548
1,008	ARM, 2.317%, 11/01/37	1,076
118	ARM, 2.345%, 05/01/35	125
4,310	ARM, 2.350%, 07/01/37	4,584
2,884	ARM, 2.361%, 04/01/37	3,105
704	ARM, 2.364%, 08/01/36	748
1,105	ARM, 2.378%, 09/01/37	1,184
4,844	ARM, 2.390%, 12/01/37	5,186
933	ARM, 2.402%, 01/01/36	997
151	ARM, 2.405%, 07/01/37	158
1,684	ARM, 2.405%, 02/01/37	1,790
3,630	ARM, 2.410%, 12/01/36 - 01/01/38	3,872
545	ARM, 2.424%, 01/01/37	590
274	ARM, 2.435%, 09/01/33	292
853	ARM, 2.441%, 04/01/35	908
911	ARM, 2.445%, 09/01/36	978
980	ARM, 2.446%, 11/01/36	1,045
557	ARM, 2.460%, 06/01/36	593
399	ARM, 2.478%, 05/01/36	427
1,279	ARM, 2.520%, 07/01/36	1,362
836	ARM, 2.545%, 06/01/34	889
1,687	ARM, 2.553%, 12/01/36	1,802
1,327	ARM, 2.561%, 07/01/37	1,421
3,974	ARM, 2.575%, 10/01/36	4,277
1,693	ARM, 2.575%, 10/01/36	1,824
2,583	ARM, 2.578%, 06/01/36	2,751
640	ARM, 2.583%, 10/01/34	685
100	ARM, 2.602%, 09/01/27	107
1	ARM, 2.625%, 08/01/19	1
1,250	ARM, 2.669%, 11/01/36	1,333
729	ARM, 2.687%, 06/01/36	787
361	ARM, 2.693%, 08/01/36	379
907	ARM, 2.709%, 10/01/35	975
127	ARM, 2.748%, 09/01/37	131
444	ARM, 2.875%, 01/01/36 - 02/01/36	470

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — continued
10,469		ARM, 2.875%, 03/01/36	11,149
2,899		ARM, 3.096%, 08/01/37	3,106
64		ARM, 3.724%, 03/01/29	67
382		ARM, 5.983%, 09/01/37	409
981		ARM, 6.221%, 08/01/36	1,051
		Federal National Mortgage Association, 15 Year, Single Family,
272		3.500%, 04/01/19	286
4,037		4.500%, 05/01/18 - 12/01/19	4,201
6,982		5.000%, 04/01/18 - 08/01/24	7,321
6,931		5.500%, 02/01/18 - 07/01/20	7,261
13,998		6.000%, 06/01/16 - 07/01/24	15,166
2,141		6.500%, 03/01/17 - 02/01/24	2,356
107		7.000%, 03/01/17 - 11/01/17	110
2		7.500%, 03/01/17	2
—	(h)	8.000%, 11/01/15	—	(h)
		Federal National Mortgage Association, 20 Year, Single Family,
16,363		3.500%, 07/01/32 - 08/01/32	17,235
30,786		4.000%, 01/01/35	33,259
327		5.000%, 10/01/25	360
1,254		5.500%, 07/01/25	1,402
7,932		6.000%, 04/01/24 - 09/01/29	8,950
2,501		6.500%, 05/01/22 - 08/01/26	2,881
		Federal National Mortgage Association, 30 Year, FHA/VA,
144		6.000%, 09/01/33	158
229		6.500%, 03/01/29	271
17		7.000%, 02/01/33	19
52		8.000%, 06/01/28	60
15		8.500%, 02/01/30	15
25		9.000%, 05/01/18 - 12/01/30	25
11		9.500%, 12/01/18	12
		Federal National Mortgage Association, 30 Year, Single Family,
1,028		4.000%, 12/01/33	1,096
835		4.500%, 11/01/33 - 09/01/34	907
33,126		5.000%, 06/01/33 - 08/01/40	36,754
19,795		5.500%, 11/01/32 - 12/01/39	22,321
17,156		6.000%, 12/01/28 - 11/01/38	19,542
32,370		6.500%, 11/01/29 - 10/01/38	37,301
16,299		7.000%, 01/01/24 - 01/01/39	19,253
10,903		7.500%, 11/01/22 - 04/01/39	13,259
797		8.000%, 03/01/21 - 01/01/38	939
18		8.500%, 07/01/24 - 05/01/25	21
1		9.000%, 04/01/26	1

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

14	9.500%, 07/01/28	16
7	10.000%, 02/01/24	7
	Federal National Mortgage Association, Other,
13,273	VAR, 0.527%, 01/01/23	13,302
38,702	VAR, 0.537%, 01/01/23	38,688
19,760	VAR, 0.557%, 05/01/24 - 12/01/24	19,761
21,597	VAR, 0.567%, 11/01/21 - 03/01/25	21,595
6,878	VAR, 0.577%, 01/01/23	6,930
27,649	VAR, 0.617%, 10/01/22 - 07/01/24	27,668
7,258	VAR, 0.647%, 11/01/23	7,311
12,084	VAR, 0.657%, 08/01/22 - 12/01/23	12,141
4,934	VAR, 0.687%, 10/01/20	4,936
14,255	VAR, 0.807%, 12/01/20	14,251
8,356	VAR, 0.987%, 03/01/22	8,354
124	VAR, 2.366%, 08/01/34	131
5,127	VAR, 6.070%, 11/01/18	5,444
23,919	09/25/27 - 09/30/35 (w)	25,670
7,144	1.470%, 12/01/19	7,086
7,094	1.500%, 01/01/20	7,039
12,704	1.580%, 01/01/20	12,647
8,968	1.690%, 12/01/19	8,923
6,725	1.800%, 12/01/19	6,757
15,718	1.940%, 01/01/17 - 07/01/19	15,820
13,452	2.000%, 12/01/20	13,462
80,712	2.010%, 06/01/20	81,301
42,778	2.030%, 08/01/19	43,335
17,461	2.140%, 04/01/19	17,797
4,350	2.150%, 01/01/23	4,301
8,441	2.190%, 05/01/19	8,617
6,386	2.200%, 07/01/19	6,518
5,759	2.240%, 12/01/22	5,729
9,141	2.280%, 12/01/22	9,106
3,400	2.320%, 12/01/22	3,398
15,271	2.330%, 01/01/23	15,248
33,236	2.340%, 12/01/22 - 01/01/23	33,219
36,464	2.370%, 07/01/19 - 01/01/23	36,878
12,130	2.380%, 11/01/22 - 12/01/22	12,162
15,193	2.390%, 10/01/22 - 12/01/22	15,247
9,893	2.395%, 01/01/22	10,010
40,108	2.400%, 12/01/22 - 02/01/23	40,085
5,337	2.410%, 11/01/22	5,353
18,469	2.420%, 12/01/22 - 06/01/23	18,495
16,132	2.440%, 11/01/22 - 01/01/23	16,198
43,961	2.450%, 06/01/19 - 02/01/23	44,396
7,877	2.470%, 09/01/22 - 11/01/22	7,909
11,106	2.490%, 10/01/17 - 03/01/23	11,233

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	89

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — continued
12,555	2.500%, 04/01/23	12,457
8,251	2.510%, 01/01/23	8,251
37,364	2.520%, 10/01/22 - 05/01/23	37,504
2,690	2.540%, 05/01/23	2,683
14,721	2.550%, 11/01/22	14,889
5,351	2.570%, 10/01/22	5,420
5,000	2.590%, 11/01/21	5,102
14,432	2.600%, 06/01/22 - 01/01/23	14,680
7,852	2.610%, 07/01/22	7,983
5,201	2.620%, 10/01/17	5,332
22,410	2.630%, 09/01/21 - 06/01/25	22,726
5,941	2.635%, 10/01/22	6,058
6,729	2.640%, 04/01/23 - 07/01/23	6,773
8,968	2.650%, 08/01/22	9,136
23,817	2.660%, 12/01/22 - 06/01/23	24,403
15,987	2.670%, 07/01/22	16,348
15,298	2.680%, 05/01/25 - 06/01/27	15,051
12,282	2.690%, 10/01/17 - 07/01/22	12,641
24,402	2.700%, 04/01/22 - 04/01/25	24,709
5,614	2.703%, 04/01/23	5,721
10,068	2.740%, 05/01/22	10,350
8,440	2.750%, 03/01/22	8,663
13,945	2.760%, 06/01/22	14,254
19,406	2.764%, 06/01/23	19,899
22,420	2.770%, 05/01/22 - 06/01/23	22,984
4,281	2.780%, 06/01/27	4,200
8,000	2.790%, 05/01/27	7,833
10,000	2.810%, 05/01/27	9,829
9,695	2.820%, 07/01/22	10,009
39,974	2.830%, 05/01/27 - 06/01/27	39,236
19,845	2.860%, 05/01/22 - 01/01/25	20,350
8,500	2.890%, 05/01/27	8,427
16,677	2.900%, 05/01/22 - 12/01/24	17,043
6,000	2.910%, 03/01/27	5,973
56,820	2.920%, 12/01/24 - 05/01/30	56,844
34,702	2.940%, 05/01/22 - 05/01/30	34,706
23,955	2.960%, 01/01/25 - 06/01/30	23,858
24,916	2.970%, 01/01/22 - 06/01/30	25,417
19,730	2.980%, 07/01/22	20,536
17,523	2.990%, 02/01/22 - 01/01/25	17,798
54,954	3.000%, 06/01/27 - 02/01/43	55,169
9,920	3.020%, 05/01/22 - 06/01/25	10,253
57,195	3.030%, 12/01/21 - 04/01/30	57,365
10,762	3.040%, 12/01/18	11,252
13,427	3.050%, 04/01/22 - 01/01/25	13,952
7,497	3.060%, 02/01/22	7,843

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

28,240	3.080%, 03/01/22 - 04/01/30	28,662
21,418	3.090%, 01/01/22 - 02/01/22	22,444
28,098	3.100%, 05/01/22 - 05/01/30	28,275
10,000	3.100%, 09/01/25 (w)	10,141
25,303	3.110%, 12/01/24	25,925
49,702	3.120%, 01/01/22 - 06/01/35	50,472
47,234	3.130%, 04/01/30 - 06/01/30	46,884
46,238	3.140%, 02/01/22 - 12/01/26	47,880
9,649	3.150%, 07/01/30	9,639
13,200	3.170%, 08/01/25 - 02/01/30	13,373
9,974	3.180%, 06/01/30	10,002
17,000	3.190%, 12/01/26	17,326
7,174	3.200%, 01/01/22	7,562
9,190	3.210%, 03/01/22 - 05/01/23	9,663
14,266	3.220%, 12/01/26 - 04/01/30	14,417
5,134	3.230%, 11/01/20	5,440
20,000	3.240%, 12/01/26	20,509
18,256	3.250%, 09/01/26 - 07/01/27	18,722
8,000	3.260%, 12/01/26	8,183
6,840	3.270%, 11/01/20	7,273
61,461	3.290%, 10/01/20 - 11/01/26	63,471
15,564	3.300%, 12/01/26 - 07/01/30	15,764
3,387	3.310%, 12/01/21	3,587
12,426	3.320%, 05/01/22 - 05/01/24	13,070
16,000	3.340%, 02/01/27	16,567
17,627	3.350%, 11/01/20 - 09/01/30	18,213
7,174	3.360%, 10/01/20	7,629
8,000	3.370%, 09/01/30 (w)	8,050
12,018	3.380%, 01/01/18 - 12/01/23	12,540
2,381	3.390%, 08/01/17	2,479
3,070	3.400%, 10/01/21	3,266
16,991	3.430%, 09/01/20 - 11/01/21	18,098
12,968	3.440%, 12/01/21 - 10/01/26	13,646
32,415	3.450%, 01/01/24 - 04/01/35	33,850
7,623	3.480%, 12/01/20	8,155
132,194	3.500%, 09/01/20 - 06/01/43	138,398
25,000	3.510%, 05/01/18 - 08/01/23	26,423
5,517	3.520%, 01/01/18	5,765
8,240	3.523%, 12/01/20	8,815
16,935	3.540%, 01/01/18 - 10/01/20	17,927
13,000	3.550%, 02/01/30	13,518
3,810	3.559%, 01/01/21	4,087
19,676	3.570%, 11/01/34	20,956
23,064	3.590%, 10/01/20 - 08/01/23	24,677
1,667	3.600%, 09/01/20	1,790
9,389	3.610%, 11/01/34	9,961

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — continued
5,666	3.630%, 01/01/18 - 10/01/29	5,923
11,065	3.640%, 06/01/18 - 01/01/25	11,746
42,150	3.670%, 07/01/23	45,022
3,305	3.700%, 12/01/20	3,548
20,993	3.740%, 07/01/20 - 07/01/23	22,632
16,864	3.743%, 06/01/18	17,843
27,400	3.765%, 12/01/25	29,388
34,544	3.770%, 01/01/21 - 09/01/21	37,471
6,405	3.780%, 09/01/21	6,930
5,022	3.800%, 03/01/18	5,315
12,312	3.820%, 06/01/17	12,776
21,342	3.830%, 12/01/20 - 12/01/21	23,002
22,559	3.850%, 09/01/20 - 09/01/21	24,431
8,411	3.860%, 07/01/21	9,093
10,224	3.870%, 01/01/21	11,094
15,133	3.881%, 09/01/21	16,457
31,145	3.890%, 08/01/20 - 09/01/21	33,937
6,074	3.915%, 10/01/20	6,588
5,757	3.920%, 09/01/21	6,272
16,373	3.930%, 07/01/20 - 01/01/21	17,753
8,968	3.940%, 07/01/21	9,809
13,358	3.950%, 07/01/20	14,551
8,589	3.960%, 08/01/20	9,325
5,531	3.970%, 06/01/21	6,019
8,968	3.980%, 11/01/16	8,951
4,687	3.990%, 07/01/21	5,114
35,604	4.000%, 04/01/20 - 07/01/42	38,258
6,009	4.020%, 06/01/21	6,557
5,763	4.050%, 01/01/21 - 08/01/21	6,299
8,669	4.060%, 07/01/21	9,523
27,393	4.066%, 07/01/20	29,822
15,720	4.070%, 10/01/21	17,299
5,967	4.100%, 06/01/21	6,561
20,511	4.130%, 11/01/19 - 08/01/21	22,446
15,065	4.160%, 03/01/21	16,569
16,559	4.180%, 12/01/19 - 09/01/23	18,353
4,783	4.190%, 06/01/21	5,282
18,002	4.240%, 11/01/19 - 06/01/21	19,881
15,784	4.250%, 04/01/21	17,468
27,803	4.260%, 12/01/19 - 07/01/21	30,753
7,497	4.271%, 06/01/21	8,229
16,320	4.281%, 01/01/20	17,673
4,854	4.295%, 06/01/21	5,384
7,069	4.298%, 01/01/21	7,814
6,758	4.300%, 08/01/20 - 04/01/21	7,459
8,190	4.307%, 07/01/21	9,070

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

10,674	4.330%, 02/01/21 - 04/01/21	11,820
16,142	4.340%, 06/01/21	17,894
12,888	4.350%, 04/01/20	14,186
2,406	4.355%, 03/01/20	2,641
13,229	4.360%, 05/01/21	14,719
9,995	4.369%, 02/01/20	10,981
21,029	4.380%, 01/01/21	23,309
17,404	4.381%, 04/01/20	19,025
6,659	4.390%, 05/01/21	7,419
55,153	4.399%, 02/01/20	60,948
2,511	4.400%, 02/01/20	2,770
3,704	4.450%, 01/01/21	4,124
8,071	4.480%, 06/01/21	9,062
24,662	4.500%, 08/01/21	27,633
17,640	4.514%, 12/01/19	19,461
5,350	4.540%, 01/01/20 - 07/01/26	5,979
9,461	4.552%, 08/01/26	10,569
11,035	4.640%, 01/01/21	12,383
10,131	4.664%, 12/01/26	11,456
9,323	4.762%, 08/01/26	10,738
5,933	4.766%, 08/01/26	6,836
2,047	5.000%, 04/01/31 - 12/01/32	2,312
7,730	5.240%, 05/01/17	8,166
2,963	5.500%, 03/01/17 - 06/01/39	3,204
10,275	5.895%, 10/01/17	11,137
3,294	6.000%, 02/01/36 - 11/01/48	3,718
2,513	6.500%, 04/01/36 - 05/01/37	2,921
1,548	7.000%, 02/01/36 - 01/01/38	1,775
27	7.500%, 10/01/37	30
214	8.000%, 11/01/37	241
41	10.499%, 04/15/19	46
	Government National Mortgage Association II, 30 Year, Single Family,
3,375	3.750%, 07/20/45	3,556
9,896	4.250%, 12/20/44	10,776
2,711	5.500%, 09/20/39	3,034
15,760	6.000%, 03/20/28 - 08/20/39	17,777
1,291	6.500%, 07/20/29	1,509
569	7.000%, 08/20/38	715
102	7.500%, 02/20/28 - 09/20/28	119
192	8.000%, 12/20/25 - 09/20/28	228
95	8.500%, 03/20/25 - 05/20/25	109
	Government National Mortgage Association II, Other,
3,212	3.750%, 09/20/38 - 01/20/39	3,410
4,545	4.462%, 05/20/63	4,957
120	6.000%, 11/20/38	128

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	91

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — continued
		Government National Mortgage Association, 15 Year, Single Family,
19		6.000%, 10/15/17	19
34		6.500%, 06/15/17	34
1		8.000%, 01/15/16	1
		Government National Mortgage Association, 30 Year, Single Family,
4,155		5.500%, 04/15/33 - 09/15/34	4,767
119		6.000%, 11/15/28	135
3,075		6.500%, 01/15/24 - 12/15/35	3,557
6,002		7.000%, 08/15/23 - 04/15/37	7,196
877		7.500%, 11/15/22 - 10/15/37	1,012
24		8.000%, 07/15/22 - 08/15/28	24
4		8.500%, 03/15/17 - 11/15/17	5
20		9.000%, 08/15/16 - 11/15/24	22
938		9.500%, 09/15/18 - 12/15/25	1,034
—	(h)	12.000%, 11/15/19	—	(h)

		Total Mortgage Pass-Through Securities (Cost $4,210,503)	4,308,201

Municipal Bonds — 0.3% (t)
		California — 0.0% (g)
3,060		Los Angeles City Department of Airports, International Airport, Series C, Rev., 6.582%, 05/15/39	3,907
2,400		State of California, Various Purpose, GO, 7.300%, 10/01/39	3,325

			7,232

		Illinois — 0.0% (g)
4,890		State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	4,537

		New York — 0.2%
2,240		New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series D, Rev., 5.600%, 03/15/40	2,700
		Port Authority of New York & New Jersey, Consolidated,
10,965		Series 164, Rev., 5.647%, 11/01/40	12,956
3,780		Series 165, Rev., 5.647%, 11/01/40	4,467
17,925		Series 174, Rev., 4.458%, 10/01/62	17,582

			37,705

		Ohio — 0.1%
11,725		American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.499%, 02/15/50	16,066
		Ohio State University, General Receipts,
1,000		Rev., 5.590%, 12/01/14[5]	1,058

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — continued
9,576	Series A, Rev., 4.800%, 06/01/11[4]	9,178

		26,302

	Total Municipal Bonds (Cost $69,697)	75,776

Supranational — 0.2%
23,640	African Development Bank, 8.800%, 09/01/19	29,323
8,164	Corp. Andina de Fomento, 3.750%, 01/15/16	8,246
8,520	International Bank for Reconstruction & Development, Series 2, Zero Coupon, 02/15/16	8,499

	Total Supranational (Cost $45,349)	46,068

U.S. Government Agency Securities — 2.2%
2,986	Federal Farm Credit Bank, 5.125%, 11/15/18	3,342
	Federal Home Loan Bank,
1,500	3.300%, 08/08/35	1,407
9,865	5.500%, 07/15/36	12,973
23,765	Federal National Mortgage Association, 3.932%, 06/01/17 (n)	23,448
8,071	Federal National Mortgage Association STRIPS, 3.536%, 05/15/30 (n)	4,888
	Financing Corp. STRIPS,
59,680	1.245%, 05/11/18 (n)	57,611
3,506	1.548%, 11/30/17 (n)	3,422
3,606	1.860%, 08/03/18 (n)	3,478
2,399	1.860%, 08/03/18 (n)	2,313
1,795	2.056%, 03/07/19 (n)	1,703
1,688	2.138%, 04/06/18 (n)	1,637
24,034	2.634%, 04/05/19 (n)	22,670
27,586	2.791%, 09/26/19 (n)	25,741
	Government Trust Certificate,
4,488	1.288%, 10/01/15 (n)	4,485
5,741	1.506%, 04/01/16 (n)	5,699
11,944	2.408%, 04/01/19 (n)	11,209
	Residual Funding Corp. STRIPS,
133,349	1.617%, 10/15/19 (n)	124,371
19,730	1.726%, 01/15/21 (n)	17,613
225,211	1.811%, 07/15/20 (n)	205,317
50,759	1.864%, 10/15/20 (n)	45,814
	Tennessee Valley Authority,
2,632	4.625%, 09/15/60	2,894
8,246	5.250%, 09/15/39	10,125
493	5.500%, 06/15/38	628
7,668	5.880%, 04/01/36	10,072

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — continued
	Tennessee Valley Authority STRIPS,
3,711	2.089%, 12/15/17 (n)	3,613
3,500	3.139%, 12/15/28 (n)	2,193
17,495	3.438%, 11/01/25 (n)	12,729
2,242	4.093%, 06/15/35 (n)	1,061
10,762	4.172%, 05/01/19 (n)	10,095
3,119	4.418%, 07/15/28 (n)	2,012

	Total U.S. Government Agency Securities (Cost $633,229)	634,563

U.S. Treasury Obligations — 26.1%
	U.S. Treasury Bonds,
26,500	3.500%, 02/15/39	29,509
38,050	4.250%, 05/15/39	47,318
88,390	4.375%, 02/15/38	112,147
50,000	4.500%, 02/15/36	64,580
17,861	4.500%, 05/15/38	23,053
4,094	4.500%, 08/15/39	5,275
34,370	4.750%, 02/15/37	45,886
49,756	5.000%, 05/15/37	68,687
583	5.250%, 11/15/28	770
12,087	5.250%, 02/15/29	15,975
20,688	5.375%, 02/15/31	28,257
12,869	5.500%, 08/15/28	17,309
4,080	6.125%, 11/15/27	5,718
5,249	6.125%, 08/15/29	7,516
6,861	6.250%, 05/15/30	10,034
3,360	6.375%, 08/15/27	4,783
6,547	6.625%, 02/15/27	9,414
2,000	6.750%, 08/15/26	2,875
5,937	7.125%, 02/15/23	8,082
50,572	7.500%, 11/15/16	54,792
4,000	7.875%, 02/15/21	5,296
29,475	8.000%, 11/15/21	40,218
14,932	8.125%, 05/15/21	20,119
41,000	8.500%, 02/15/20	53,454
17,000	8.750%, 05/15/20	22,569
54,785	8.750%, 08/15/20	73,574
46,440	8.875%, 08/15/17	53,755
	U.S. Treasury Coupon STRIPS,
72,700	1.744%, 11/15/19 (n)	68,189
4,100	1.744%, 11/15/18 (n)	3,948
123,537	1.836%, 05/15/21 (n)	111,062
113,900	2.065%, 11/15/23 (n)	95,027
106,435	2.244%, 08/15/23 (n)	89,484
59,076	2.288%, 02/15/24 (n)	48,866
132,665	2.314%, 02/15/21 (n)	120,251

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

149,456	2.329%, 05/15/22 (n)	130,495
25,842	2.344%, 02/15/20 (n)	24,130
191,800	2.532%, 11/15/22 (n)	165,415
108,421	2.611%, 08/15/21 (n)	96,805
248,580	2.620%, 05/15/23 (n)	210,526
169,956	2.644%, 02/15/22 (n)	149,519
54,049	2.722%, 05/15/28 (n)	38,804
80,800	2.728%, 08/15/22 (n)	70,022
71,937	2.793%, 08/15/18 (n)	69,626
329,322	2.808%, 02/15/23 (n)	281,742
18,421	2.920%, 05/15/25 (n)	14,621
14,870	2.949%, 05/15/29 (n)	10,291
103,866	2.986%, 02/15/32 (n)	65,323
78,371	3.005%, 11/15/21 (n)	69,587
70,375	3.008%, 08/15/32 (n)	43,528
17,278	3.013%, 05/15/24 (n)	14,177
200,684	3.058%, 02/15/27 (n)	150,513
72,532	3.096%, 08/15/28 (n)	51,593
189,907	3.110%, 08/15/20 (n)	174,996
14,608	3.150%, 08/15/26 (n)	11,137
16,680	3.161%, 05/15/35 (n)	9,417
93,350	3.175%, 05/15/31 (n)	60,336
196,297	3.193%, 05/15/32 (n)	122,436
59,956	3.198%, 11/15/29 (n)	40,766
14,106	3.215%, 05/15/18 (n)	13,723
79,788	3.224%, 08/15/31 (n)	51,129
36,300	3.253%, 02/15/33 (n)	22,077
21,613	3.258%, 11/15/34 (n)	12,408
347,451	3.264%, 05/15/20 (n)	321,464
38,512	3.266%, 08/15/29 (n)	26,435
32,080	3.277%, 11/15/16 (n)	31,875
39,999	3.293%, 05/15/26 (n)	30,748
87,828	3.297%, 11/15/26 (n)	66,235
123,105	3.306%, 05/15/33 (n)	74,248
81,052	3.343%, 02/15/29 (n)	56,382
84,028	3.362%, 11/15/27 (n)	61,440
98,421	3.391%, 11/15/31 (n)	62,521
71,288	3.449%, 11/15/32 (n)	43,707
21,591	3.450%, 08/15/24 (n)	17,570
180,863	3.454%, 08/15/19 (n)	171,073
122,874	3.475%, 05/15/19 (n)	116,858
25,155	3.517%, 08/15/34 (n)	14,561
28,525	3.548%, 05/15/34 (n)	16,649
25,906	3.577%, 02/15/35 (n)	14,751
38,200	3.704%, 11/15/24 (n)	30,843
89,733	3.715%, 08/15/30 (n)	59,412

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	93

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — continued
36,285	3.766%, 08/15/17 (n)	35,731
57,436	3.775%, 11/15/30 (n)	37,747
72,252	3.827%, 02/15/31 (n)	47,086
93,147	3.874%, 02/15/17 (n)	92,306
46,760	3.878%, 11/15/28 (n)	32,972
31,792	4.059%, 02/15/18 (n)	31,052
67,515	4.165%, 02/15/28 (n)	48,906
34,461	4.193%, 08/15/16 (n)	34,311
75,636	4.216%, 05/15/30 (n)	50,513
30,716	4.229%, 02/15/34 (n)	18,087
6,700	4.246%, 02/15/26 (n)	5,192
45,886	4.339%, 08/15/27 (n)	33,827
43,209	4.487%, 11/15/33 (n)	25,634
24,963	4.505%, 08/15/33 (n)	14,926
82,771	4.717%, 11/15/17 (n)	81,201
1,525	4.904%, 08/15/35 (n)	854
111,213	4.928%, 02/15/30 (n)	74,859
6,601	5.095%, 02/15/25 (n)	5,282
17,309	5.711%, 05/15/27 (n)	12,872
1,054	5.905%, 05/15/36 (n)	576
54,607	8.918%, 02/15/16 (n)	54,557
	U.S. Treasury Inflation Indexed Bonds,
2,100	1.750%, 01/15/28	2,666
3,587	2.500%, 01/15/29	4,823
9,066	3.625%, 04/15/28	17,881
	U.S. Treasury Inflation Indexed Notes,
3,587	0.125%, 04/15/16	3,841
10,000	0.125%, 04/15/19	10,166
20,300	0.125%, 01/15/22	20,924
4,260	1.125%, 01/15/21	4,841
	U.S. Treasury Notes,
69,175	0.875%, 10/15/17	69,239
2,128	0.875%, 01/31/18	2,126
14,500	1.000%, 06/30/19	14,322
20,788	1.000%, 11/30/19	20,408
16,770	1.250%, 10/31/18	16,820
107,091	1.250%, 11/30/18	107,342
8,500	1.250%, 02/29/20	8,409
16,278	1.375%, 12/31/18	16,367
13,000	1.375%, 02/28/19	13,055
12,000	1.375%, 05/31/20	11,913
44,039	1.500%, 08/31/18	44,561
11,860	1.500%, 05/31/19	11,937
14,750	1.500%, 01/31/22	14,413
8,000	1.625%, 07/31/19	8,080
6,000	1.625%, 08/15/22	5,875

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

5,000	1.750%, 10/31/20	5,029
20,000	1.750%, 05/15/22	19,798
203,250	1.750%, 05/15/23	198,870
2,500	2.000%, 11/30/20	2,543
15,000	2.000%, 02/28/21	15,224
50,000	2.000%, 05/31/21	50,628
10,000	2.000%, 08/31/21	10,105
112,700	2.000%, 10/31/21	113,715
39,000	2.000%, 02/15/23	38,988
10,000	2.125%, 08/31/20	10,258
21,000	2.125%, 01/31/21	21,464
50,445	2.125%, 08/15/21	51,357
43,000	2.125%, 12/31/21	43,656
1,794	2.250%, 11/30/17	1,849
52,550	2.375%, 08/15/24	53,435
19,000	2.500%, 08/15/23	19,615
23,317	2.625%, 01/31/18	24,269
100,991	2.625%, 08/15/20	105,963
34,504	2.625%, 11/15/20	36,168
2,242	2.750%, 11/30/16	2,304
46,175	2.750%, 05/31/17	47,821
12,681	2.750%, 12/31/17	13,226
27,600	2.750%, 02/15/19	29,009
52,451	2.875%, 03/31/18	54,993
29,550	3.125%, 10/31/16	30,442
1,794	3.125%, 01/31/17	1,858
107,041	3.125%, 04/30/17	111,384
180,518	3.125%, 05/15/19	192,341
30,000	3.125%, 05/15/21	32,227
176,535	3.250%, 12/31/16	182,759
54,705	3.250%, 03/31/17	56,962
47,007	3.500%, 02/15/18	49,927
17,039	3.625%, 02/15/21	18,750
26,647	4.250%, 11/15/17	28,632
44,128	4.500%, 05/15/17	47,004
8,520	4.625%, 02/15/17	9,013
6,500	U.S. Treasury Principal STRIPS, Zero Coupon, 08/15/39	3,196

	Total U.S. Treasury Obligations (Cost $7,337,983)	7,662,988

Loan Assignments — 0.1% (g)
	Financials — 0.1% (g)
	Real Estate Management & Development — 0.1% (g)
8,115	Tricon Capital Group Inc., Revolving Loan, (Canada), VAR, 3.324%, 06/12/17	8,074

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Assignments — continued
	Industrials — 0.0% (g)
	Commercial Services & Supplies — 0.0% (g)
10,000	GFC Warehouse I, LLC, Revolving Loan, VAR, 5.750%, 12/05/19	10,000

	Total Loan Assignments (Cost $18,114)	18,074

SHARES
Short-Term Investment — 4.6%
	Investment Company — 4.6%
1,361,516	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $1,361,516)	1,361,516

	Total Investments — 100.6% (Cost $28,837,918)	29,507,671
	Liabilities in Excess of Other Assets — (0.6)%	(167,062)

	NET ASSETS — 100.0%	$29,340,609

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	95

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 12.4%
903	Academic Loan Funding Trust, Series 2012-1A, Class A1, VAR, 0.999%, 12/27/22 (e)	899
	Accredited Mortgage Loan Trust,
556	Series 2006-1, Class A3, VAR, 0.379%, 04/25/36	552
543	Series 2006-2, Class A3, VAR, 0.349%, 09/25/36	536
2,375	Ally Auto Receivables Trust, Series 2015-SN1, Class A3, 1.210%, 12/20/17	2,379
	American Credit Acceptance Receivables Trust,
2,574	Series 2012-3, Class C, 2.780%, 09/17/18 (e)	2,573
3,000	Series 2012-3, Class D, 5.000%, 12/16/19 (e)	3,003
5,000	Series 2013-2, Class D, 5.920%, 08/17/20 (e)	5,109
1,250	American Homes 4 Rent Trust, Series 2015-SFR1, Class E, 5.639%, 04/17/52 (e)	1,224
	AmeriCredit Automobile Receivables Trust,
4	Series 2012-4, Class A3, 0.670%, 06/08/17	4
3,082	Series 2015-1, Class A3, 1.260%, 11/08/19	3,076
4,580	Series 2015-2, Class A3, 1.270%, 01/08/20	4,573
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
375	Series 2003-5, Class A6, SUB, 4.152%, 04/25/33	381
77	Series 2003-13, Class AF6, SUB, 5.078%, 01/25/34	76
700	AXIS Equipment Finance Receivables II LLC, Series 2013-1A, Class D, 4.940%, 07/20/18 (e)	712
4,026	B2R Mortgage Trust, Series 2015-1, Class A1, 2.524%, 05/15/48 (e)	3,984
4	BankBoston Home Equity Loan Trust, Series 1998-1, Class A6, 6.350%, 07/25/28	4
	Bear Stearns Asset-Backed Securities Trust,
432	Series 2003-SD2, Class 2A, VAR, 2.968%, 06/25/43	432
568	Series 2006-SD1, Class A, VAR, 0.569%, 04/25/36	544
	Blue Elephant Loan Trust,
3,160	Series 2015-1, Class A, 3.120%, 12/15/22 (e)	3,158
1,850	Series 2015-1, Class B, 5.560%, 12/15/22 (e)	1,856
810	BXG Receivables Note Trust, Series 2012-A, Class A, 2.660%, 12/02/27 (e)	806

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

444	California Republic Auto Receivables Trust, Series 2012-1, Class A, 1.180%, 08/15/17 (e)	445
10,000	CAM Mortgage LLC, Series 2015-1, Class M, VAR, 4.750%, 07/15/64 (e)	9,938
6,455	Capital Auto Receivables Asset Trust, Series 2015-1, Class A2, 1.420%, 06/20/18	6,450
	CarFinance Capital Auto Trust,
1,474	Series 2013-1A, Class B, 2.750%, 11/15/18 (e)	1,483
2,500	Series 2014-1A, Class C, 3.450%, 04/15/20 (e)	2,534
3,193	Series 2014-2A, Class B, 2.640%, 11/16/20 (e)	3,202
2,750	Series 2014-2A, Class C, 3.240%, 11/16/20 (e)	2,750
4,000	Series 2014-2A, Class D, 4.280%, 11/16/20 (e)	3,995
5,400	Series 2015-1A, Class C, 4.660%, 06/15/21 (e)	5,427
3,900	Series 2015-1A, Class D, 3.580%, 06/15/21 (e)	3,921
4,550	Carlyle Global Market Strategies Commodities Funding Ltd., (Cayman Islands), Series 2014-1A, Class A, VAR, 2.189%, 10/15/21 (e)	4,550
	Centex Home Equity Loan Trust,
180	Series 2001-B, Class A6, 6.360%, 07/25/32	180
325	Series 2002-C, Class AF4, SUB, 4.980%, 06/25/31	331
135	Series 2003-B, Class AF4, SUB, 3.735%, 02/25/32	136
378	Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	384
1,372	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,803
5	CNH Equipment Trust, Series 2012-C, Class A3, 0.570%, 12/15/17	5
5,000	Conix Mortgage Asset Trust, Series 2013-1, Class M1, VAR, 5.000%, 12/25/47 (d) (e)	75
2,597	Consumer Credit Origination Loan Trust, Series 2015-1, Class B, 5.210%, 03/15/21 (e)	2,630
	CPS Auto Receivables Trust,
113	Series 2012-A, Class A, 2.780%, 06/17/19 (e)	114
1,524	Series 2012-B, Class A, 2.520%, 09/16/19 (e)	1,532
412	Series 2013-A, Class A, 1.310%, 06/15/20 (e)	411

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	CPS Auto Trust,
531	Series 2012-C, Class B, 2.280%, 12/16/19 (e)	533
316	Series 2012-D, Class A, 1.480%, 03/16/20 (e)	317
80	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, SUB, 5.510%, 08/25/32	86
	CWABS, Inc. Asset-Backed Certificates Trust,
297	Series 2004-1, Class 3A, VAR, 0.759%, 04/25/34	277
400	Series 2004-1, Class M1, VAR, 0.949%, 03/25/34	382
52	Series 2004-1, Class M2, VAR, 1.024%, 03/25/34	48
1,084	Series 2004-6, Class M1, VAR, 1.099%, 10/25/34	1,045
2,943	Drive Auto Receivables Trust, Series 2015-AA, Class D, 4.120%, 06/15/22 (e)	2,957
5,727	DT Auto Owner Trust, Series 2015-1A, Class D, 4.260%, 02/15/22 (e)	5,776
416	Equity One Mortgage Pass-Through Trust, Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	420
	Exeter Automobile Receivables Trust,
1,312	Series 2012-2A, Class B, 2.220%, 12/15/17 (e)	1,314
109	Series 2013-1A, Class A, 1.290%, 10/16/17 (e)	109
783	Series 2014-1A, Class A, 1.290%, 05/15/18 (e)	784
1,125	Series 2014-2A, Class C, 3.260%, 12/16/19 (e)	1,122
5,555	Series 2014-3A, Class B, 2.770%, 11/15/19 (e)	5,604
4	Federal National Mortgage Association REMIC Trust, Series 1995-W5, Class A5, VAR, 7.080%, 12/25/25	3
3,000	First Investors Auto Owner Trust, Series 2013-1A, Class C, 2.020%, 01/15/19 (e)	2,988
8,016	FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	7,964
	Flagship Credit Auto Trust,
3,875	Series 2013-1, Class C, 3.590%, 03/15/19 (e)	3,930
4,000	Series 2014-1, Class C, 3.340%, 04/15/20 (e)	3,981
4,460	Series 2014-2, Class B, 2.840%, 11/16/20 (e)	4,477
4,337	Series 2014-2, Class C, 3.950%, 12/15/20 (e)	4,366

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Ford Credit Auto Owner Trust,
229	Series 2012-A, Class A4, 1.150%, 06/15/17	230
2,581	Series 2015-A, Class A3, 1.280%, 09/15/19	2,586
1	FRT Trust, Series 2013-1A, Class A1N, SUB, 3.960%, 10/25/33 (e)	1
12,591	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	12,586
738	GE Capital Mortgage Services, Inc. Trust, Series 1999-HE1, Class A6, VAR, 6.700%, 04/25/29	798
	GLC II Trust,
3,503	Series 2014-A, Class A, 4.000%, 12/18/20 (e)	3,503
4,004	Series 2014-A, Class B, 6.000%, 12/18/20 (e)	4,004
	GLC Trust,
5,444	Series 2014-A, Class A, 3.000%, 07/15/21 (e)	5,421
2,722	Series 2014-A, Class B, 4.000%, 07/15/21 (e)	2,673
	GMAT Trust,
691	Series 2013-1A, Class A, SUB, 3.967%, 11/25/43 (e)	693
5,000	Series 2013-1A, Class M, VAR, 5.000%, 11/25/43 (e)	4,778
9,400	GO Financial Auto Securitization Trust, Series 2015-1, Class C, 5.760%, 03/15/21 (e)	9,417
	HLSS Servicer Advance Receivables Trust,
3,000	Series 2012-T2, Class A2, 1.990%, 10/15/45 (e)	2,997
1,296	Series 2012-T2, Class B2, 2.480%, 10/15/45 (e)	1,295
1,250	Series 2012-T2, Class C2, 3.960%, 10/15/45 (e)	1,249
505	Series 2013-T1, Class C2, 2.487%, 01/16/46 (e)	495
449	Series 2013-T1, Class D2, 3.228%, 01/16/46 (e)	449
185	Home Loan Trust, Series 2003-HI2, Class A6, SUB, 5.260%, 07/25/28	187
5,672	Honda Auto Receivables Owner Trust, Series 2015-1, Class A3, 1.050%, 10/15/18	5,667
369	HSBC Home Equity Loan Trust USA, Series 2007-3, Class APT, VAR, 1.403%, 11/20/36	368
	Hyundai Auto Receivables Trust,
35	Series 2012-A, Class A4, 0.950%, 12/15/16	35
2,457	Series 2015-A, Class A3, 1.050%, 04/15/19	2,455
	KGS-Alpha Capital Markets LP,
29,498	IO, VAR, 0.407%, 08/25/38	968

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	97

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
30,366	Series 2012-4, Class A, IO, VAR, 0.558%, 09/25/37	1,305
19,737	KGS-Alpha SBA COOF Trust, Series 2013-2, Class A, IO, VAR, 1.572%, 03/25/39 (e)	1,082
	Long Beach Mortgage Loan Trust,
98	Series 2004-1, Class M3, VAR, 1.249%, 02/25/34	94
7	Series 2004-5, Class M6, VAR, 2.699%, 09/25/34	6
	LV Tower 52 Issuer LLC,
9,681	Series 2013-1, Class A, 5.500%, 07/15/19 (e)	9,665
15,500	Series 2013-1, Class M, 7.500%, 07/15/19 (e)	15,407
	Mid-State Capital Corp. Trust,
181	Series 2005-1, Class A, 5.745%, 01/15/40	195
4,304	Series 2005-1, Class M1, 6.106%, 01/15/40	4,647
2,048	Series 2006-1, Class A, 5.787%, 10/15/40 (e)	2,197
2,485	Series 2006-1, Class M1, 6.083%, 10/15/40 (e)	2,601
993	Series 2006-1, Class M2, 6.742%, 10/15/40 (e)	1,055
501	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-SD1, Class M1, VAR, 2.449%, 03/25/33	467
550	Nationstar Agency Advance Funding Trust, Series 2013-T2A, Class CT2, 3.228%, 02/18/48 (e)	553
2,636	Nationstar HECM Loan Trust, Series 2015-1A, Class A, 3.844%, 05/25/18 (e)	2,640
	New Century Home Equity Loan Trust,
839	Series 2003-5, Class AI6, SUB, 5.171%, 11/25/33	863
610	Series 2005-1, Class M1, VAR, 0.874%, 03/25/35	579
1,441	Normandy Mortgage Loan Co. LLC, Series 2013-NPL3, Class A, SUB, 4.949%, 09/16/43 (e)	1,439
10,906	NRPL Trust, Series 2015-2A, Class A1, VAR, 3.750%, 10/25/57 (e)	10,853
	Oak Hill Advisors Residential Loan Trust,
4,183	Series 2015-NPL1, Class A1, SUB, 3.475%, 01/25/55 (e)	4,176
6,569	Series 2015-NPL1, Class A1, SUB, 4.000%, 01/25/55 (e)	6,394
5,257	Series 2015-NPL2, Class A2, SUB, 4.000%, 07/25/55 (e)	5,095

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

10,146	OAK Hill Advisors Residential Loan Trust, Series 2014-NPL2, Class A2, SUB, 4.000%, 04/25/54 (e)	10,023
	Ocwen Freddie Advance Funding LLC,
450	Series 2015-T1, Class BT1, 2.557%, 11/15/45 (e)	450
172	Series 2015-T1, Class CT1, 3.051%, 11/15/45 (e)	172
281	Series 2015-T1, Class DT1, 3.790%, 11/15/45 (e)	281
	Ocwen Freddie Advance Funding LLC Advance Receivables Backed Notes,
1,053	Series 2015-T2, Class BT2, 2.509%, 09/15/45 (e)	1,053
290	Series 2015-T2, Class CT2, 3.003%, 09/15/45 (e)	290
666	Series 2015-T2, Class DT2, 3.743%, 09/15/45 (e)	666
	OnDeck Asset Securitization Trust LLC,
1,395	Series 2014-1A, Class A, 3.150%, 05/17/18 (e)	1,395
2,000	Series 2014-1A, Class B, 5.680%, 05/17/18 (e)	2,000
	OneMain Financial Issuance Trust,
9,000	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	9,107
4,502	Series 2014-1A, Class B, 3.240%, 06/18/24 (e)	4,538
455	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	457
3,944	Series 2014-2A, Class C, 4.330%, 09/18/24 (e)	3,969
5,267	Series 2014-2A, Class D, 5.310%, 09/18/24 (e)	5,239
7,020	Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	7,103
3,585	Series 2015-1A, Class C, 5.120%, 03/18/26 (e)	3,665
6,120	Series 2015-2A, Class C, 4.320%, 07/18/25 (e)	6,120
804	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-WCW1, Class M2, VAR, 1.219%, 09/25/34	798
431	PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.440%, 04/15/16 (e)	432
13,028	Pretium Mortgage Credit Partners I LLC, Series 2015-NPL2, Class A1, SUB, 3.750%, 07/27/30 (e)	13,018
2,725	Progreso Receivables Funding II LLC, Series 2014-A, Class B, 6.000%, 07/08/19 (e)	2,755

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	Progreso Receivables Funding III LLC,
5,885	Series 2015-A, Class A, 3.625%, 02/08/20 (e)	5,901
4,531	Series 2015-A, Class B, 5.500%, 02/08/20 (e)	4,544
	Progress Residential Trust,
10,857	Series 2015-SFR2, Class A, 2.740%, 06/12/32 (e)	10,766
5,000	Series 2015-SFR2, Class D, 3.684%, 06/12/32 (e)	4,855
3,602	Series 2015-SFR2, Class E, 4.427%, 06/12/32 (e)	3,445
304	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	300
2,812	Santander Drive Auto Receivables Trust, Series 2012-3, Class C, 3.010%, 04/16/18	2,830
263	Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF2, SUB, 3.400%, 01/25/36	193
953	Selene Non-Performing Loans LLC, Series 2014-1A, Class A, SUB, 2.981%, 05/25/54 (e)	944
1,497	Soundview Home Loan Trust, Series 2007-OPT1, Class 2A1, VAR, 0.279%, 06/25/37	903
	Springleaf Funding Trust,
2,250	Series 2013-AA, Class C, 5.000%, 09/15/21 (e)	2,256
6,000	Series 2014-AA, Class C, 4.450%, 12/15/22 (e)	6,030
5,808	Series 2015-AA, Class C, 5.040%, 11/15/24 (e)	5,945
5,800	Series 2015-AA, Class D, 6.310%, 11/15/24 (e)	5,886
13	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-OSI, Class A2, VAR, 0.289%, 06/25/37	13
5,377	Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, SUB, 3.721%, 11/16/44 (e)	5,364
4,678	Tidewater Auto Receivables Trust, Series 2014-AA, Class D, 3.570%, 05/15/21 (e)	4,643
4,195	Trafigura Securitisation Finance plc, (Ireland), Series 2014-1A, Class B, VAR, 2.448%, 10/15/21 (e)	4,195
	Truman Capital Mortgage Loan Trust,
13,395	Series 2014-NPL1, Class A2, SUB, 4.250%, 07/25/53 (e)	13,207

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

5,253	Series 2014-NPL3, Class A2, SUB, 4.000%, 04/25/53 (e)	5,138
6,326	U.S. Residential Opportunity Fund II Trust, Series 2015-1II, Class A, 3.721%, 02/27/35 (e)	6,322
8,873	U.S. Residential Opportunity Fund III Trust, Series 2015-1III, Class A, 3.721%, 01/27/35 (e)	8,849
877	Unipac IX LLC, 13.000%, 05/15/16	864
	United Auto Credit Securitization Trust,
2,660	Series 2014-1, Class D, 2.380%, 10/15/18 (e)	2,645
4,750	Series 2014-1, Class E, 3.890%, 07/15/20 (e)	4,744
9,053	Vericrest Opportunity Loan Trust, Series 2015-NPL3, Class A1, SUB, 3.375%, 10/25/58 (e)	9,024
4,851	VOLT XIX LLC, Series 2014-NP11, Class A1, SUB, 3.875%, 04/25/55 (e)	4,861
4,340	VOLT XXII LLC, Series 2015-NPL4, Class A2, SUB, 4.250%, 02/25/55 (e)	4,269
9,431	VOLT XXIV LLC, Series 2015-NPL6, Class A1, SUB, 3.500%, 02/25/55 (e)	9,410
7,689	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	7,681
10,371	VOLT XXVII LLC, Series 2014-NPL7, Class A2, SUB, 4.750%, 08/27/57 (e)	10,372
7,759	VOLT XXX LLC, Series 2015-NPL1, Class A1, SUB, 3.625%, 10/25/57 (e)	7,747
3,409	VOLT XXXI LLC, Series 2015-NPL2, Class A1, SUB, 3.375%, 02/25/55 (e)	3,397
11,513	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	11,466
	Westgate Resorts LLC,
638	Series 2012-2A, Class A, 3.000%, 01/20/25 (e)	640
5,409	Series 2015-1A, Class B, 3.500%, 05/20/27 (e)	5,406
2,321	Westlake Automobile Receivables Trust, Series 2014-2A, Class D, 2.860%, 07/15/21 (e)	2,322
20	World Omni Auto Receivables Trust, Series 2012-A, Class A3, 0.640%, 02/15/17	20

	Total Asset-Backed Securities (Cost $534,960)	531,756

Collateralized Mortgage Obligations — 12.0%
	Agency CMO — 9.3%
	Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
91	Series 23, Class KZ, 6.500%, 11/25/23	103

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	99

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
615	Series 24, Class J, 6.250%, 11/25/23	689
108	Series 31, Class Z, 8.000%, 04/25/24	125
	Federal Home Loan Mortgage Corp. REMIC,
1	Series 11, Class D, 9.500%, 07/15/19	1
5	Series 38, Class D, 9.500%, 05/15/20	6
2	Series 81, Class A, 8.125%, 11/15/20	2
6	Series 84, Class F, 9.200%, 10/15/20	6
3	Series 109, Class I, 9.100%, 01/15/21	4
1	Series 198, Class Z, 8.500%, 09/15/22	1
62	Series 1316, Class Z, 8.000%, 06/15/22	69
19	Series 1343, Class LB, 7.500%, 08/15/22	22
1	Series 1351, Class TF, HB, 1,010.000%, 08/15/22	9
44	Series 1456, Class Z, 7.500%, 01/15/23	49
283	Series 1543, Class VN, 7.000%, 07/15/23	317
223	Series 1577, Class PV, 6.500%, 09/15/23	247
459	Series 1608, Class L, 6.500%, 09/15/23	525
458	Series 1611, Class Z, 6.500%, 11/15/23	511
409	Series 1628, Class LZ, 6.500%, 12/15/23	450
187	Series 1630, Class PK, 6.000%, 11/15/23	206
562	Series 1671, Class I, 7.000%, 02/15/24	620
16	Series 1671, Class QC, IF, 10.000%, 02/15/24	23
38	Series 1695, Class G, HB, IF, 28.471%, 03/15/24	65
26	Series 1710, Class GB, HB, IF, 42.895%, 04/15/24	40
95	Series 1911, Class SD, IF, IO, 10.169%, 07/15/23	28
50	Series 2022, Class PE, 6.500%, 01/15/28	58
369	Series 2033, Class K, 6.050%, 08/15/23	404
289	Series 2036, Class PG, 6.500%, 01/15/28	319
51	Series 2089, Class PJ, IO, 7.000%, 10/15/28	7
909	Series 2091, Class PG, 6.000%, 11/15/28	1,000
200	Series 2116, Class ZA, 6.000%, 01/15/29	227
58	Series 2148, Class ZA, 6.000%, 04/15/29	66
159	Series 2201, Class C, 8.000%, 11/15/29	183
41	Series 2261, Class ZY, 7.500%, 10/15/30	47
326	Series 2293, Class ZA, 6.000%, 03/15/31	370
1	Series 2297, Class NB, 6.000%, 03/15/16	1
48	Series 2310, Class Z, 6.000%, 04/15/31	55
21	Series 2313, Class LA, 6.500%, 05/15/31	24
171	Series 2325, Class JO, PO, 06/15/31	152
491	Series 2330, Class PE, 6.500%, 06/15/31	547
25	Series 2344, Class QG, 6.000%, 08/15/16	26

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — continued
15	Series 2368, Class TG, 6.000%, 10/15/16	16
65	Series 2394, Class MC, 6.000%, 12/15/16	66
25	Series 2399, Class PG, 6.000%, 01/15/17	25
300	Series 2410, Class QB, 6.250%, 02/15/32	328
1,590	Series 2427, Class GE, 6.000%, 03/15/32	1,804
1,250	Series 2430, Class WF, 6.500%, 03/15/32	1,449
247	Series 2466, Class DH, 6.500%, 06/15/32	283
852	Series 2530, Class SK, IF, IO, 7.902%, 06/15/29	209
90	Series 2534, Class SI, HB, IF, 20.546%, 02/15/32	135
676	Series 2543, Class YX, 6.000%, 12/15/32	760
431	Series 2557, Class HL, 5.300%, 01/15/33	479
663	Series 2586, Class IO, IO, 6.500%, 03/15/33	82
207	Series 2594, Class IV, IO, 7.000%, 03/15/32	28
495	Series 2610, Class UI, IO, 6.500%, 05/15/33	90
578	Series 2636, Class Z, 4.500%, 06/15/18	602
48	Series 2643, Class SA, HB, IF, 44.216%, 03/15/32	93
29	Series 2650, Class PO, PO, 12/15/32	29
43	Series 2650, Class SO, PO, 12/15/32	42
229	Series 2656, Class AC, 6.000%, 08/15/33	250
503	Series 2656, Class PE, 4.500%, 07/15/18	522
701	Series 2699, Class W, 5.500%, 11/15/33	764
13	Series 2707, Class KJ, 5.000%, 11/15/18	14
705	Series 2733, Class SB, IF, 7.832%, 10/15/33	791
341	Series 2756, Class NA, 5.000%, 02/15/24	363
92	Series 2764, Class S, IF, 13.256%, 07/15/33	111
304	Series 2801, Class JN, 5.000%, 06/15/33	310
726	Series 2845, Class QH, 5.000%, 08/15/34	798
555	Series 2864, Class NS, IF, IO, 6.902%, 09/15/34	63
1,502	Series 2912, Class EH, 5.500%, 01/15/35	1,702
83	Series 2934, Class CI, 5.000%, 01/15/34	84
71	Series 2980, Class QB, 6.500%, 05/15/35	83
591	Series 2989, Class TG, 5.000%, 06/15/25	638
120	Series 2990, Class SL, HB, IF, 23.769%, 06/15/34	167
1,313	Series 2994, Class SC, IF, IO, 5.402%, 02/15/33	91
287	Series 2995, Class FT, VAR, 0.448%, 05/15/29	286

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
1,046	Series 3005, Class ED, 5.000%, 07/15/25	1,136
54	Series 3005, Class PV, IF, 12.418%, 10/15/33	64
452	Series 3028, Class ME, 5.000%, 02/15/34	460
403	Series 3031, Class BN, HB, IF, 21.104%, 08/15/35	618
787	Series 3059, Class B, 5.000%, 02/15/35	807
260	Series 3064, Class OG, 5.500%, 06/15/34	271
6	Series 3068, Class AO, PO, 01/15/35	5
305	Series 3117, Class EO, PO, 02/15/36	277
104	Series 3134, Class PO, PO, 03/15/36	91
122	Series 3138, Class PO, PO, 04/15/36	112
540	Series 3152, Class MO, PO, 03/15/36	497
540	Series 3184, Class YO, PO, 03/15/36	473
2,950	Series 3187, Class Z, 5.000%, 07/15/36	3,248
112	Series 3189, Class PC, 6.000%, 08/15/35	113
1,319	Series 3201, Class IN, IF, IO, 6.052%, 08/15/36	213
2,226	Series 3202, Class HI, IF, IO, 6.452%, 08/15/36	397
469	Series 3219, Class PD, 6.000%, 11/15/35	488
451	Series 3274, Class B, 6.000%, 02/15/37	495
201	Series 3292, Class DO, PO, 03/15/37	185
994	Series 3305, Class IW, IF, IO, 6.252%, 04/15/37	152
52	Series 3306, Class TB, IF, 2.948%, 04/15/37	54
46	Series 3306, Class TC, IF, 2.408%, 04/15/37	47
128	Series 3331, Class PO, PO, 06/15/37	112
236	Series 3383, Class OP, PO, 11/15/37	217
5,096	Series 3409, Class DB, 6.000%, 01/15/38	5,666
369	Series 3531, Class SM, IF, IO, 5.902%, 05/15/39	47
74	Series 3542, Class TN, IF, 6.000%, 07/15/36	81
243	Series 3546, Class A, VAR, 1.952%, 02/15/39	245
495	Series 3572, Class JS, IF, IO, 6.602%, 09/15/39	81
1,086	Series 3605, Class NC, 5.500%, 06/15/37	1,210
1,436	Series 3609, Class SA, IF, IO, 6.142%, 12/15/39	327
512	Series 3610, Class CA, 4.500%, 12/15/39	558
186	Series 3611, Class PO, PO, 07/15/34	169
1,570	Series 3648, Class CY, 4.500%, 03/15/30	1,705
413	Series 3653, Class HJ, 5.000%, 04/15/40	453

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — continued
6,982	Series 3677, Class PB, 4.500%, 05/15/40	7,640
741	Series 3737, Class DG, 5.000%, 10/15/30	807
944	Series 3747, Class HI, IO, 4.500%, 07/15/37	53
866	Series 3827, Class BD, 4.000%, 08/15/39	905
758	Series 3852, Class TP, IF, 5.500%, 05/15/41	811
581	Series 3855, Class AM, 6.500%, 11/15/36	647
496	Series 3890, Class ET, 5.500%, 11/15/23	542
4,407	Series 4030, Class IL, IO, 3.500%, 04/15/27	464
9,121	Series 4146, Class KI, IO, 3.000%, 12/15/32	1,407
10,510	Series 4374, Class NC, SUB, 1.750%, 02/15/46	10,913
	Federal Home Loan Mortgage Corp. STRIPS,
306	Series 186, Class PO, PO, 08/01/27	285
8,239	Series 262, Class 35, 3.500%, 07/15/42	8,506
3,341	Series 279, Class 35, 3.500%, 09/15/42	3,506
9,194	Series 323, Class 300, 3.000%, 01/15/44	9,240
7,827	Series 334, Class 300, 3.000%, 08/15/44	7,853
716	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-76, Class 2A, VAR, 3.061%, 10/25/37	725
	Federal National Mortgage Association - ACES,
2,270	Series 2011-M2, Class A2, 3.645%, 04/25/21	2,429
1,680	Series 2011-M4, Class A2, 3.726%, 06/25/21	1,812
631	Series 2011-M8, Class A2, 2.922%, 08/25/21	649
3,259	Series 2013-M7, Class A2, 2.280%, 12/27/22	3,220
14,450	Series 2014-M12, Class ASV2, VAR, 2.614%, 10/25/21	14,748
8,909	Series 2014-M13, Class A2, VAR, 3.021%, 08/25/24	9,065
8,935	Series 2014-M3, Class A2, VAR, 3.501%, 01/25/24	9,442
12,965	Series 2015-M1, Class A2, 2.532%, 09/25/24	12,702
8,528	Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	8,564
21,417	Series 2015-M2, Class A3, VAR, 3.160%, 12/25/24	21,928
10,000	Series 2015-M3, Class A2, 2.723%, 10/25/24	9,886
21,442	Series 2015-M5, Class A1, VAR, 2.965%, 03/25/25	21,631

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	101

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
12,398	Series 2015-M7, Class A2, 2.590%, 12/25/24	12,214
11,700	Series 2015-M8, Class A2, VAR, 2.900%, 01/25/25	11,691
	Federal National Mortgage Association Grantor Trust,
28,788	Series 2001-T12, Class IO, IO, VAR, 0.528%, 08/25/41	631
933	Series 2002-T16, Class A2, 7.000%, 07/25/42	1,111
800	Series 2002-T19, Class A1, 6.500%, 07/25/42	928
645	Series 2002-T4, Class A2, 7.000%, 12/25/41	743
1,157	Series 2002-T4, Class A4, 9.500%, 12/25/41	1,362
57,392	Series 2002-T4, Class IO, IO, VAR, 0.415%, 12/25/41	949
569	Series 2004-T1, Class 1A1, 6.000%, 01/25/44	647
394	Series 2004-T2, Class 1A3, 7.000%, 11/25/43	448
463	Series 2004-T2, Class 1A4, 7.500%, 11/25/43	551
7,682	Series 2004-T3, Class 1IO4, IO, VAR, 0.587%, 02/25/44	151
	Federal National Mortgage Association REMIC,
3	Series 1988-13, Class C, 9.300%, 05/25/18	3
35	Series 1989-72, Class E, 9.350%, 10/25/19	39
2	Series 1989-98, Class H, 11.500%, 12/25/19	2
3	Series 1990-1, Class D, 8.800%, 01/25/20	3
3	Series 1990-110, Class H, 8.750%, 09/25/20	3
2	Series 1990-117, Class E, 8.950%, 10/25/20	3
30	Series 1991-141, Class PZ, 8.000%, 10/25/21	33
14	Series 1992-31, Class M, 7.750%, 03/25/22	16
17	Series 1992-79, Class Z, 9.000%, 06/25/22	19
11	Series 1992-101, Class J, 7.500%, 06/25/22	12
169	Series 1992-200, Class SK, HB, IF, 24.123%, 11/25/22	259
13	Series 1993-23, Class PZ, 7.500%, 03/25/23	14
99	Series 1993-56, Class PZ, 7.000%, 05/25/23	111

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — continued
52	Series 1993-60, Class Z, 7.000%, 05/25/23	57
99	Series 1993-79, Class PL, 7.000%, 06/25/23	110
194	Series 1993-141, Class Z, 7.000%, 08/25/23	215
87	Series 1993-149, Class M, 7.000%, 08/25/23	99
243	Series 1993-160, Class ZA, 6.500%, 09/25/23	266
32	Series 1993-165, Class SA, IF, 19.372%, 09/25/23	45
4	Series 1993-205, Class H, PO, 09/25/23	3
29	Series 1993-247, Class SM, HB, IF, 27.916%, 12/25/23	49
35	Series 1993-255, Class E, 7.100%, 12/25/23	39
330	Series 1994-29, Class Z, 6.500%, 02/25/24	372
48	Series 1994-65, Class PK, PO, 04/25/24	45
213	Series 1995-4, Class Z, 7.500%, 10/25/22	239
649	Series 1995-19, Class Z, 6.500%, 11/25/23	746
57	Series 1997-11, Class E, 7.000%, 03/18/27	66
222	Series 1997-20, Class D, 7.000%, 03/17/27	258
22	Series 1997-27, Class J, 7.500%, 04/18/27	24
599	Series 1997-37, Class SM, IF, IO, 7.801%, 12/25/22	91
345	Series 1997-42, Class EG, 8.000%, 07/18/27	396
287	Series 1997-63, Class ZA, 6.500%, 09/18/27	330
343	Series 1998-66, Class FB, VAR, 0.549%, 12/25/28	345
554	Series 1999-47, Class JZ, 8.000%, 09/18/29	635
213	Series 2000-8, Class Z, 7.500%, 02/20/30	255
220	Series 2001-4, Class PC, 7.000%, 03/25/21	238
265	Series 2001-14, Class Z, 6.000%, 05/25/31	302
336	Series 2001-16, Class Z, 6.000%, 05/25/31	382
268	Series 2001-36, Class ST, IF, IO, 8.301%, 11/25/30	79
729	Series 2001-72, Class SB, IF, IO, 7.301%, 12/25/31	172
1,439	Series 2001-81, Class HE, 6.500%, 01/25/32	1,664
15	Series 2002-11, Class QG, 5.500%, 03/25/17	15
111	Series 2002-19, Class SC, IF, 13.829%, 03/17/32	150

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
46	Series 2002-55, Class QE, 5.500%, 09/25/17	47
1,676	Series 2002-56, Class PE, 6.000%, 09/25/32	1,903
67	Series 2002-63, Class KC, 5.000%, 10/25/17	69
29	Series 2002-73, Class AN, 5.000%, 11/25/17	30
1,133	Series 2002-86, Class PG, 6.000%, 12/25/32	1,292
240	Series 2003-14, Class EH, IF, IO, 7.401%, 03/25/18	17
716	Series 2003-17, Class EQ, 5.500%, 03/25/23	780
210	Series 2003-18, Class GT, 5.000%, 03/25/18	218
774	Series 2003-22, Class Z, 6.000%, 04/25/33	853
888	Series 2003-47, Class PE, 5.750%, 06/25/33	1,005
196	Series 2003-64, Class KS, IF, 9.400%, 07/25/18	211
64	Series 2003-64, Class SX, IF, 13.279%, 07/25/33	78
18	Series 2003-91, Class SD, IF, 12.168%, 09/25/33	22
84	Series 2004-8, Class GD, 4.500%, 10/25/32	85
292	Series 2004-72, Class F, VAR, 0.699%, 09/25/34	296
43	Series 2005-42, Class PS, IF, 16.502%, 05/25/35	56
25	Series 2005-51, Class MO, PO, 06/25/35	23
1,997	Series 2005-53, Class CS, IF, IO, 6.501%, 06/25/35	455
201	Series 2005-65, Class KO, PO, 08/25/35	178
1,161	Series 2005-72, Class WS, IF, IO, 6.551%, 08/25/35	193
438	Series 2005-84, Class XM, 5.750%, 10/25/35	475
82	Series 2005-87, Class PE, 5.000%, 12/25/33	82
160	Series 2005-90, Class ES, IF, 16.377%, 10/25/35	207
1,037	Series 2005-97, Class B, 5.500%, 11/25/35	1,087
172	Series 2005-106, Class US, HB, IF, 23.836%, 11/25/35	262
61	Series 2005-116, Class PB, 6.000%, 04/25/34	62
773	Series 2006-9, Class KZ, 6.000%, 03/25/36	873

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — continued
690	Series 2006-20, Class IB, IF, IO, 6.391%, 04/25/36	116
338	Series 2006-22, Class AO, PO, 04/25/36	310
1,741	Series 2006-27, Class OB, PO, 04/25/36	1,541
229	Series 2006-27, Class OH, PO, 04/25/36	215
167	Series 2006-59, Class QO, PO, 01/25/33	164
150	Series 2006-61, Class AP, 6.000%, 08/25/35	156
924	Series 2006-77, Class PC, 6.500%, 08/25/36	1,058
393	Series 2006-110, Class PO, PO, 11/25/36	355
328	Series 2006-114, Class HD, 5.500%, 10/25/35	337
296	Series 2006-128, Class PO, PO, 01/25/37	265
326	Series 2007-10, Class Z, 6.000%, 02/25/37	357
361	Series 2007-22, Class SC, IF, IO, 5.881%, 03/25/37	57
10,570	Series 2007-54, Class IB, IF, IO, 6.211%, 06/25/37	1,529
157	Series 2007-68, Class IA, IO, 6.500%, 06/25/37	22
359	Series 2007-71, Class GZ, 6.000%, 07/25/47	394
5,131	Series 2007-109, Class YI, IF, IO, 6.251%, 12/25/37	812
1,915	Series 2008-62, Class SM, IF, IO, 6.001%, 07/25/38	231
2,506	Series 2008-91, Class SI, IF, IO, 5.801%, 03/25/38	320
398	Series 2008-93, Class AM, 5.500%, 06/25/37	424
188	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	8
268	Series 2009-17, Class AI, IO, 5.000%, 03/25/24	17
693	Series 2009-23, Class MI, IO, 4.500%, 04/25/24	41
832	Series 2009-29, Class LA, VAR, 1.757%, 05/25/39	769
828	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	131
2,529	Series 2009-89, Class A1, 5.410%, 05/25/35	2,653
1,440	Series 2009-112, Class ST, IF, IO, 6.051%, 01/25/40	228
946	Series 2009-112, Class SW, IF, IO, 6.051%, 01/25/40	150
1,381	Series 2010-10, Class NT, 5.000%, 02/25/40	1,526

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	103

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
2,021	Series 2010-35, Class SB, IF, IO, 6.221%, 04/25/40	333
368	Series 2010-43, Class CI, IO, 4.500%, 02/25/25	19
655	Series 2010-49, Class SC, IF, 12.261%, 03/25/40	786
2,332	Series 2010-70, Class SA, IF, IO, 6.000%, 04/25/38	412
467	Series 2010-111, Class AE, 5.500%, 04/25/38	497
705	Series 2011-19, Class ZY, 6.500%, 07/25/36	806
923	Series 2011-22, Class MA, 6.500%, 04/25/38	1,030
11,439	Series 2011-126, Class KB, 4.000%, 12/25/41	12,537
6,033	Series 2012-46, Class KI, IO, 3.500%, 05/25/27	690
10,886	Series 2012-148, Class IE, IO, 3.000%, 01/25/33	1,659
18,260	Series 2013-13, Class IK, IO, 2.500%, 03/25/28	1,640
16	Series G-29, Class O, 8.500%, 09/25/21	18
6	Series G92-30, Class Z, 7.000%, 06/25/22	6
17	Series G92-62, Class B, PO, 10/25/22	16
	Federal National Mortgage Association REMIC Trust,
482	Series 2001-W3, Class A, VAR, 6.848%, 09/25/41	548
5,975	Series 2002-W10, Class IO, IO, VAR, 0.939%, 08/25/42	121
11,294	Series 2002-W7, Class IO1, IO, VAR, 0.922%, 06/25/29	363
190	Series 2003-W4, Class 2A, VAR, 6.383%, 10/25/42	221
23,397	Series 2004-W11, Class 1IO1, IO, VAR, 0.359%, 05/25/44	307
556	Series 2004-W6, Class 3A4, 6.500%, 07/25/34	583
	Federal National Mortgage Association STRIPS,
1,591	Series 203, Class 2, IO, 8.000%, 02/25/23	347
269	Series 266, Class 2, IO, 7.500%, 08/25/24	49
1,564	Series 313, Class 1, PO, 06/25/31	1,424
283	Series 348, Class 30, IO, 5.500%, 12/25/18	18
272	Series 348, Class 31, IO, VAR, 5.500%, 12/25/18	18
272	Series 356, Class 42, IO, 5.500%, 12/25/19	21

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — continued
472	Series 380, Class S36, IF, IO, 7.701%, 07/25/37	97
283	Series 383, Class 68, IO, 6.500%, 09/25/37	61
420	Series 383, Class 69, IO, VAR, 6.500%, 10/25/37	90
149	Series 383, Class 86, IO, VAR, 7.000%, 09/25/37	36
	Federal National Mortgage Association Trust,
22	Series 2003-W3, Class 2A5, 5.356%, 06/25/42	24
297	Series 2003-W6, Class 1A41, 5.398%, 10/25/42	323
535	Series 2004-W2, Class 1A, 6.000%, 02/25/44	586
145	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	168
379	Series 2004-W8, Class 3A, 7.500%, 06/25/44	445
730	Series 2004-W9, Class 1A3, 6.050%, 02/25/44	838
583	Series 2005-W4, Class 1A1, 6.000%, 08/25/45	665
	Government National Mortgage Association,
87	Series 1997-7, Class ZA, 9.000%, 05/16/27	99
15	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	17
182	Series 2000-9, Class Z, 8.000%, 06/20/30	217
1,465	Series 2002-4, Class TD, 7.000%, 01/20/32	1,754
894	Series 2002-13, Class QA, IF, IO, 7.852%, 02/16/32	222
27	Series 2002-47, Class HM, 6.000%, 07/16/32	30
2,622	Series 2002-68, Class SC, IF, IO, 5.502%, 10/16/32	505
1,293	Series 2002-84, Class PH, 6.000%, 11/16/32	1,484
1,174	Series 2003-18, Class PG, 5.500%, 03/20/33	1,310
144	Series 2003-52, Class SB, IF, 11.204%, 06/16/33	174
528	Series 2003-79, Class PV, 5.500%, 10/20/23	545
2,364	Series 2003-101, Class SK, IF, IO, 6.362%, 10/17/33	503
240	Series 2004-2, Class SA, IF, 19.842%, 01/16/34	399
3,765	Series 2004-19, Class KE, 5.000%, 03/16/34	4,280

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
27	Series 2004-73, Class AE, IF, 14.448%, 08/17/34	33
1,340	Series 2004-86, Class SP, IF, IO, 5.897%, 09/20/34	165
962	Series 2004-90, Class SI, IF, IO, 5.897%, 10/20/34	151
2,030	Series 2004-105, Class SN, IF, IO, 5.897%, 12/20/34	361
160	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	33
1,805	Series 2006-23, Class S, IF, IO, 6.297%, 01/20/36	164
1,754	Series 2006-26, Class S, IF, IO, 6.297%, 06/20/36	295
434	Series 2006-33, Class PK, 6.000%, 07/20/36	488
2,412	Series 2007-7, Class EI, IF, IO, 5.997%, 02/20/37	383
1,195	Series 2007-9, Class CI, IF, IO, 5.997%, 03/20/37	199
1,851	Series 2007-16, Class KU, IF, IO, 6.447%, 04/20/37	309
163	Series 2007-17, Class JO, PO, 04/16/37	150
1,105	Series 2007-22, Class PK, 5.500%, 04/20/37	1,277
2,380	Series 2007-24, Class SA, IF, IO, 6.307%, 05/20/37	406
586	Series 2007-26, Class SC, IF, IO, 5.997%, 05/20/37	93
480	Series 2007-67, Class SI, IF, IO, 6.307%, 11/20/37	82
110	Series 2008-29, Class PO, PO, 02/17/33	106
226	Series 2008-34, Class OC, PO, 06/20/37	165
886	Series 2008-40, Class PS, IF, IO, 6.302%, 05/16/38	151
1,643	Series 2008-40, Class SA, IF, IO, 6.202%, 05/16/38	303
80	Series 2008-43, Class NA, 5.500%, 11/20/37	84
1,657	Series 2008-49, Class PH, 5.250%, 06/20/38	1,884
3,666	Series 2008-50, Class SA, IF, IO, 6.027%, 06/20/38	579
2,429	Series 2008-55, Class PL, 5.500%, 06/20/38	2,726
1,218	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	215
2,264	Series 2009-16, Class SJ, IF, IO, 6.597%, 05/20/37	414

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — continued
1,039	Series 2009-72, Class SM, IF, IO, 6.052%, 08/16/39	156
293	Series 2009-75, Class IY, IO, 5.500%, 06/20/39	86
1,428	Series 2009-77, Class CS, IF, IO, 6.802%, 06/16/38	167
406	Series 2009-79, Class OK, PO, 11/16/37	348
331	Series 2009-81, Class A, 5.750%, 09/20/36	367
1,101	Series 2009-106, Class XL, IF, IO, 6.547%, 06/20/37	209
1,429	Series 2010-4, Class SB, IF, IO, 6.302%, 08/16/39	137
164	Series 2010-14, Class QP, 6.000%, 12/20/39	173
610	Series 2010-31, Class SK, IF, IO, 5.897%, 11/20/34	94
5,032	Series 2010-61, Class PC, 4.500%, 02/20/37	5,171
1,500	Series 2010-107, Class AY, 5.000%, 10/20/36	1,541
1,036	Series 2010-157, Class OP, PO, 12/20/40	916
10,538	Series 2012-H11, Class FA, VAR, 0.888%, 02/20/62	10,603
4,960	Series 2013-H04, Class BA, 1.650%, 02/20/63	4,960
8,406	Series 2013-H20, Class FB, VAR, 1.188%, 08/20/63	8,569
10,117	Series 2013-H23, Class FA, VAR, 1.488%, 09/20/63	10,416
9,784	Series 2015-H02, Class HA, 2.500%, 01/20/65	9,846
12,671	Series 2015-H04, Class FL, VAR, 0.658%, 02/20/65	12,671
185	NCUA Guaranteed Notes Trust, Series 2010-R3, Class 3A, 2.400%, 12/08/20	187
	Vendee Mortgage Trust,
670	Series 1996-2, Class 1Z, 6.750%, 06/15/26	768
1,727	Series 1998-1, Class 2E, 7.000%, 03/15/28	2,064
240	Series 1999-1, Class 2Z, 6.500%, 01/15/29	273

		397,569

	Non-Agency CMO — 2.7%
161	Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21, VAR, 0.429%, 09/25/35	154
1,388	Ajax Mortgage Loan Trust, Series 2013-A, Class A, VAR, 3.500%, 02/25/51 (e)	1,374
	Alternative Loan Trust,
126	Series 2003-J3, Class 2A1, 6.250%, 12/25/33	131

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	105

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
		Non-Agency CMO — continued
1,222		Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	1,287
—	(h)	Series 2004-J13, Class 1A4, SUB, 5.530%, 02/25/35	—	(h)
607		Series 2005-23CB, Class A2, 5.500%, 07/25/35	592
3,185		Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	2,913
1,081		Series 2005-86CB, Class A11, 5.500%, 02/25/36	992
65		Series 2005-J6, Class 2A1, 5.500%, 07/25/25	66
278		Series 2006-26CB, Class A9, 6.500%, 09/25/36	243
		American General Mortgage Loan Trust,
289		Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	298
633		Series 2010-1A, Class A3, VAR, 5.650%, 03/25/58 (e)	640
300		Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	311
		Banc of America Alternative Loan Trust,
317		Series 2003-11, Class 2A1, 6.000%, 01/25/34	330
626		Series 2004-1, Class 1A1, 6.000%, 02/25/34	665
208		Series 2004-6, Class 4A1, 5.000%, 07/25/19	214
		Banc of America Funding Trust,
1,500		Series 2005-5, Class 3A5, 5.500%, 08/25/35	1,404
159		Series 2005-7, Class 30PO, PO, 11/25/35	129
770		Series 2005-E, Class 4A1, VAR, 2.733%, 03/20/35	766
		Banc of America Mortgage Trust,
519		Series 2003-3, Class 1A7, 5.500%, 05/25/33	534
228		Series 2003-4, Class 1B1, 5.500%, 06/25/33	218
62		Series 2003-7, Class A2, 4.750%, 09/25/18	63
93		Series 2004-2, Class 2A4, 5.500%, 03/25/34	92
196		Series 2004-5, Class 3A3, 5.000%, 06/25/19	199
55		Series 2004-5, Class 4A1, 4.750%, 06/25/19	55
54		Series 2004-8, Class XPO, PO, 10/25/34	46
1		Series 2004-11, Class 15PO, PO, 01/25/20	—	(h)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — continued
384	Series 2004-F, Class 1A1, VAR, 2.676%, 07/25/34	389
38	Series 2005-1, Class 15PO, PO, 02/25/20	34
328	Series 2005-1, Class 1A17, 5.500%, 02/25/35	305
215	Series 2005-1, Class 2A1, 5.000%, 02/25/20	220
42	Series 2005-10, Class 15PO, PO, 11/25/20	37
48	Series 2005-11, Class 15PO, PO, 12/25/20	45
	BCAP LLC Trust,
110	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	117
370	Series 2010-RR6, Class 8A6, VAR, 5.500%, 08/26/36 (e)	375
147	Series 2010-RR7, Class 16A1, VAR, 0.868%, 02/26/47 (e)	147
111	Series 2010-RR8, Class 3A3, VAR, 2.738%, 05/26/35 (e)	111
1,256	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e)	1,269
4,506	Series 2015-RR4, Class 1A1, VAR, 1.189%, 09/11/38 (e)	4,230
161	Bear Stearns ARM Trust, Series 2003-7, Class 3A, VAR, 2.503%, 10/25/33	161
4	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, VAR, 6.349%, 03/25/31	4
2,516	Chase Mortgage Finance Trust, Series 2007-A2, Class 2A1, VAR, 2.558%, 07/25/37	2,537
	CHL Mortgage Pass-Through Trust,
368	Series 2004-3, Class A25, 5.750%, 04/25/34	374
349	Series 2004-4, Class A13, 5.250%, 05/25/34	354
473	Series 2004-5, Class 2A9, 5.250%, 05/25/34	489
317	Series 2004-8, Class 2A1, 4.500%, 06/25/19	325
225	Series 2004-J1, Class 2A1, 4.750%, 01/25/19	229
929	Series 2004-J7, Class 2A2, 4.500%, 08/25/19	948
761	Series 2005-22, Class 2A1, VAR, 2.486%, 11/25/35	645
90	Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.000%, 02/25/21	93

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
	Citigroup Mortgage Loan Trust,
1,379	Series 2009-3, Class 5A2, 6.000%, 02/25/37 (e)	1,389
262	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	267
	Citigroup Mortgage Loan Trust, Inc.,
11	Series 2003-UST1, Class PO3, PO, 12/25/18	11
181	Series 2004-HYB4, Class AA, VAR, 0.529%, 12/25/34	157
282	Series 2004-UST1, Class A3, VAR, 2.219%, 08/25/34	282
271	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	275
	Credit Suisse First Boston Mortgage Securities Corp.,
135	Series 2003-29, Class 8A1, 6.000%, 11/25/18	140
1,186	Series 2004-4, Class 5A4, IF, IO, 7.351%, 08/25/34	159
444	Series 2005-1, Class 1A16, 5.500%, 02/25/35	459
88	Series 2005-7, Class 5A1, 4.750%, 08/25/20	88
311	Series 2005-10, Class 10A4, 6.000%, 11/25/35	210
621	Series 2005-10, Class 6A13, 5.500%, 11/25/35	533
187	Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	192
	CSMC Trust,
1,021	Series 2010-16, Class A3, VAR, 3.825%, 06/25/50 (e)	1,026
3,311	Series 2010-11R, Class A6, VAR, 1.187%, 06/28/47 (e)	3,192
66	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2005-3, Class 4APO, PO, 06/25/35	48
375	DLJ Mortgage Acceptance Corp., Series 1993-19, Class A7, 6.750%, 01/25/24	378
149	FDIC Trust, Series 2013-N1, Class A, 4.500%, 10/25/18 (e)	149
725	First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1, VAR, 2.197%, 09/25/34	708
	First Horizon Mortgage Pass-Through Trust,
593	Series 2004-AR6, Class 2A1, VAR, 2.630%, 12/25/34	595

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — continued
239	Series 2004-AR7, Class 2A2, VAR, 2.587%, 02/25/35	240
	GMACM Mortgage Loan Trust,
315	Series 2003-J10, Class A1, 4.750%, 01/25/19	315
201	Series 2004-J5, Class A7, 6.500%, 01/25/35	212
369	Series 2005-AR3, Class 3A4, VAR, 2.944%, 06/19/35	363
	GSR Mortgage Loan Trust,
226	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	232
378	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	391
379	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	408
250	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	259
69	Series 2005-5F, Class 8A1, VAR, 0.699%, 06/25/35	67
40	Series 2005-5F, Class 8A3, VAR, 0.699%, 06/25/35	39
372	Series 2007-2F, Class 2A7, 5.750%, 02/25/37	352
3,170	Homeowner Assistance Program Reverse Mortgage Loan Trust, Series 2013-RM1, Class A, 4.000%, 05/26/53 (e)	3,127
	Impac CMB Trust,
864	Series 2004-10, Class 3A1, VAR, 0.899%, 03/25/35	782
534	Series 2004-10, Class 3A2, VAR, 0.999%, 03/25/35	460
15	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A1, 5.500%, 08/25/33	15
	JP Morgan Mortgage Trust,
806	Series 2004-S1, Class 3A1, 5.500%, 09/25/34	830
834	Series 2004-S2, Class 4A5, 6.000%, 11/25/34	850
451	Series 2004-S2, Class 5A1, 5.500%, 12/25/19	458
701	Series 2006-A2, Class 4A1, VAR, 2.719%, 08/25/34	703
536	Series 2006-A2, Class 5A3, VAR, 2.478%, 11/25/33	537
176	Series 2007-A1, Class 5A2, VAR, 2.596%, 07/25/35	179

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	107

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
110	JP Morgan Resecuritization Trust, Series 2010-4, Class 7A1, VAR, 1.935%, 08/26/35 (e)	110
166	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.684%, 04/21/34	167
	MASTR Alternative Loan Trust,
163	Series 2003-7, Class 4A3, 8.000%, 11/25/18	170
137	Series 2003-8, Class 3A1, 5.500%, 12/25/33	146
205	Series 2003-9, Class 5A1, 4.500%, 12/25/18	208
745	Series 2004-6, Class 6A1, 6.500%, 07/25/34	762
694	Series 2004-6, Class 7A1, 6.000%, 07/25/34	706
94	Series 2004-7, Class 30PO, PO, 08/25/34	72
62	Series 2004-7, Class 3A1, 6.500%, 08/25/34	65
268	Series 2004-8, Class 6A1, 5.500%, 09/25/19	276
362	Series 2004-10, Class 1A1, 4.500%, 09/25/19	367
116	Series 2004-11, Class 8A3, 5.500%, 10/25/19	117
20	Series 2005-1, Class 5A1, 5.500%, 01/25/20	21
	MASTR Asset Securitization Trust,
26	Series 2003-6, Class 8A1, 5.500%, 07/25/33	27
120	Series 2003-10, Class 3A1, 5.500%, 11/25/33	124
28	Series 2003-11, Class 10A1, 5.000%, 12/25/18	28
55	Series 2003-11, Class 3A1, 4.500%, 12/25/18	56
21	Series 2004-6, Class 15PO, PO, 07/25/19	21
150	Series 2004-6, Class 3A1, 5.250%, 07/25/19	152
85	Series 2004-6, Class 4A1, 5.000%, 07/25/19	86
26	Series 2004-8, Class PO, PO, 08/25/19	24
48	Series 2004-10, Class 1A1, 4.500%, 10/25/19	48
440	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	466
160	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	128

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — continued
	Merrill Lynch Mortgage Investors Trust,
422	Series 2004-C, Class A2, VAR, 1.044%, 07/25/29	402
507	Series 2004-D, Class A3, VAR, 2.098%, 09/25/29	506
	Morgan Stanley Mortgage Loan Trust,
664	Series 2004-3, Class 4A, VAR, 5.683%, 04/25/34	700
308	Series 2004-7AR, Class 2A6, VAR, 2.464%, 09/25/34	308
	MortgageIT Trust,
3,920	Series 2004-2, Class A1, VAR, 0.939%, 12/25/34	3,805
265	Series 2005-1, Class 1A1, VAR, 0.839%, 02/25/35	259
218	NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	218
337	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class 1A1, VAR, 2.479%, 02/25/35	336
6,954	Opteum Mortgage Acceptance Corp. Asset- Backed Pass-Through Certificates, Series 2005-2, Class AI3, VAR, 0.519%, 04/25/35	6,785
734	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	775
316	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	332
	RALI Trust,
208	Series 2003-QS14, Class A1, 5.000%, 07/25/18	211
1,832	Series 2003-QS19, Class NB2, 5.750%, 10/25/33	1,924
415	Series 2004-QS3, Class CB, 5.000%, 03/25/19	424
3,519	Series 2005-QS5, Class A4, 5.750%, 04/25/35	3,320
	Residential Asset Securitization Trust,
270	Series 2003-A8, Class A1, 3.750%, 10/25/18	271
213	Series 2006-A6, Class 2A13, 6.000%, 07/25/36	187
	RFMSI Trust,
129	Series 2004-S4, Class 2A7, 4.500%, 04/25/19	129
291	Series 2005-SA4, Class 1A1, VAR, 2.832%, 09/25/35	243
2,188	Series 2006-S1, Class 1A8, 5.750%, 01/25/36	2,072

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
52	RFSC Trust, Series 2003-RM2, Class AII, 5.000%, 05/25/18	53
53	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	53
1,056	Sequoia Mortgage Trust, Series 2004-8, Class A2, VAR, 1.269%, 09/20/34	1,021
	Springleaf Mortgage Loan Trust,
262	Series 2012-3A, Class A, VAR, 1.570%, 12/25/59 (e)	262
1,265	Series 2012-3A, Class M3, VAR, 4.440%, 12/25/59 (e)	1,270
1,214	Series 2012-3A, Class M4, VAR, 5.300%, 12/25/59 (e)	1,220
1,366	Series 2013-1A, Class A, VAR, 1.270%, 06/25/58 (e)	1,365
4,075	Series 2013-1A, Class B1, VAR, 5.580%, 06/25/58 (e)	4,101
2,084	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	2,109
5,050	Series 2013-2A, Class M2, VAR, 4.480%, 12/25/65 (e)	5,120
	Structured Adjustable Rate Mortgage Loan Trust,
445	Series 2004-14, Class 1A, VAR, 2.443%, 10/25/34	452
165	Series 2005-5, Class A1, VAR, 0.429%, 05/25/35	164
77	Series 2005-5, Class A2, VAR, 0.429%, 05/25/35	76
	Structured Asset Securities Corp.,
1,771	Series 2003-37A, Class 1A, VAR, 2.590%, 12/25/33	1,752
263	Series 2003-37A, Class 2A, VAR, 3.800%, 12/25/33	264
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
3,256	Series 2003-26A, Class 3A5, VAR, 2.456%, 09/25/33	3,249
321	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	328
172	Series 2004-7, Class 2A1, VAR, 5.513%, 05/25/24	177
	WaMu Mortgage Pass-Through Certificates Trust,
46	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	46
431	Series 2003-AR8, Class A, VAR, 2.489%, 08/25/33	442
289	Series 2003-AR9, Class 1A6, VAR, 2.468%, 09/25/33	292

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — continued
2	Series 2003-S4, Class 3A, 5.500%, 06/25/33	2
1,010	Series 2004-AR11, Class A, VAR, 2.506%, 10/25/34	1,020
125	Series 2004-AR3, Class A1, VAR, 2.464%, 06/25/34	127
1,156	Series 2004-AR3, Class A2, VAR, 2.464%, 06/25/34	1,170
196	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	200
199	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	207
1,106	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	1,157
118	Series 2005-AR2, Class 2A21, VAR, 0.529%, 01/25/45	109
1,140	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-4, Class CB7, 5.500%, 06/25/35	1,045
619	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2004-RA1, Class 2A, 7.000%, 03/25/34	653
247	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	243
	Wells Fargo Mortgage-Backed Securities Trust,
493	Series 2003-D, Class A1, VAR, 2.502%, 02/25/33	489
217	Series 2003-M, Class A1, VAR, 2.615%, 12/25/33	218
135	Series 2004-B, Class A1, VAR, 2.492%, 02/25/34	135
182	Series 2004-DD, Class 2A8, VAR, 2.616%, 01/25/35	173
184	Series 2004-EE, Class 3A1, VAR, 2.624%, 12/25/34	186
254	Series 2004-EE, Class 3A2, VAR, 2.624%, 12/25/34	256
567	Series 2004-K, Class 1A2, VAR, 2.742%, 07/25/34	568
59	Series 2004-Q, Class 1A3, VAR, 2.730%, 09/25/34	59
195	Series 2004-Q, Class 2A2, VAR, 2.716%, 09/25/34	193
768	Series 2004-U, Class A1, VAR, 2.656%, 10/25/34	767
2,175	Series 2005-9, Class 2A10, 5.250%, 10/25/35	2,193
804	Series 2005-AR16, Class 2A1, VAR, 2.601%, 02/25/34	814

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	109

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
4,204	Series 2005-AR3, Class 1A1, VAR, 2.723%, 03/25/35	4,235

		115,820

	Total Collateralized Mortgage Obligations (Cost $504,237)	513,389

Commercial Mortgage-Backed Securities — 7.0%
	A10 Securitization LLC,
507	Series 2013-1, Class A, 2.400%, 11/15/25 (e)	508
3,000	Series 2013-1, Class B, 4.120%, 11/15/25 (e)	3,005
7,664	Series 2015-1, Class A2, 3.130%, 04/15/34 (e)	7,657
3,000	Series 2015-1, Class B, 4.120%, 04/15/34 (e)	2,975
	A10 Term Asset Financing LLC,
1,000	Series 2013-2, Class D, 6.230%, 11/15/27 (e)	1,038
6,021	Series 2014-1, Class A2, 3.020%, 04/15/33 (e)	6,030
1,171	Series 2014-1, Class C, 4.570%, 04/15/33 (e)	1,172
3,340	ACRE Commercial Mortgage Trust, (Cayman Islands), Series 2014-FL2, Class D, VAR, 3.598%, 08/15/31 (e)	3,331
2,985	BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, 12/10/30 (e)	2,982
	Banc of America Commercial Mortgage Trust,
166	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	166
2,904	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	2,957
3,534	Series 2006-5, Class A4, 5.414%, 09/10/47	3,614
4,000	Series 2007-2, Class AM, VAR, 5.792%, 04/10/49	4,206
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
553	Series 2005-1, Class AJ, VAR, 5.515%, 11/10/42	552
190	Series 2005-3, Class AM, 4.727%, 07/10/43	191
438	Banc of America Re-REMIC Trust, Series 2009-UB1, Class A4A, VAR, 5.666%, 06/24/50 (e)	455
9,400	BBCCRE Trust, Series 2015-GTP, Class A, 3.966%, 08/10/33 (e)	9,624
5,115	BB-UBS Trust, Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	5,058

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Bear Stearns Commercial Mortgage Securities Trust,
2,272	Series 2006-PW11, Class A4, VAR, 5.596%, 03/11/39	2,283
57	Series 2006-PW12, Class A4, VAR, 5.901%, 09/11/38	58
222	Series 2006-T24, Class A4, 5.537%, 10/12/41	229
4,000	Series 2007-PW16, Class AM, VAR, 5.895%, 06/11/40	4,213
5,700	Series 2007-PW17, Class AMFL, VAR, 0.877%, 06/11/50 (e)	5,594
5,000	BWAY Mortgage Trust, Series 2013-1515, Class F, VAR, 4.058%, 03/10/33 (e)	4,640
19,124	Capmark Mortgage Securities, Inc., Series 1998-C2, Class X, IO, VAR, 1.247%, 05/15/35	417
	CD Commercial Mortgage Trust,
7,705	Series 2005-CD1, Class AJ, VAR, 5.337%, 07/15/44	7,697
225	Series 2005-CD1, Class AM, VAR, 5.337%, 07/15/44	224
75,304	Series 2007-CD4, Class XC, IO, VAR, 0.367%, 12/11/49 (e)	320
5,000	CFCRE Commercial Mortgage Trust, Series 2011-C2, Class D, VAR, 5.760%, 12/15/47 (e)	5,429
2,650	Citigroup Commercial Mortgage Trust, Series 2014-388G, Class B, VAR, 1.248%, 06/15/33 (e)	2,624
	COBALT CMBS Commercial Mortgage Trust,
2,999	Series 2006-C1, Class A4, 5.223%, 08/15/48	3,094
4,471	Series 2006-C1, Class AM, 5.254%, 08/15/48	4,574
	COMM Mortgage Trust,
1,957	Series 2012-CR2, Class XA, IO, VAR, 2.044%, 08/15/45	177
7,000	Series 2013-CR9, Class D, VAR, 4.400%, 07/10/45 (e)	6,569
6,100	Series 2013-WWP, Class A2, 3.424%, 03/10/31 (e)	6,163
4,850	Series 2014-KYO, Class A, VAR, 1.092%, 06/11/27 (e)	4,837
8,032	Series 2015-CR24, Class A5, 3.696%, 08/10/48	8,236
6,856	Series 2015-CR25, Class A4, 3.759%, 08/10/48	7,054
7,402	Commercial Mortgage Trust, Series 2006-GG7, Class AM, VAR, 6.014%, 07/10/38	7,597

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — continued
18,350	COOF Securitization Trust Ltd., Series 2014-1, Class A, IO, VAR, 2.966%, 06/25/40 (e)	2,321
	Credit Suisse Commercial Mortgage Trust,
1,342	Series 2006-C2, Class A3, VAR, 5.860%, 03/15/39	1,352
119,411	Series 2007-C2, Class AX, IO, VAR, 0.216%, 01/15/49 (e)	188
1,297	Credit Suisse First Boston Mortgage Securities Corp., Series 1998-C2, Class F, VAR, 6.750%, 11/15/30 (e)	1,329
12,304	CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, 3.718%, 08/15/48	12,584
5,000	CSMC Trust, Series 2014-ICE, Class C, VAR, 1.748%, 04/15/27 (e)	4,978
18,197	DBUBS Mortgage Trust, Series 2011-LC2A, Class XA, IO, VAR, 1.561%, 07/10/44 (e)	707
	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
15,000	Series K037, Class A2, 3.490%, 01/25/24	15,814
3,429	Series K038, Class A2, 3.389%, 03/25/24	3,584
72,999	Series K708, Class X1, IO, VAR, 1.617%, 01/25/19	3,211
244	GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	244
20,000	GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Class XA, IO, VAR, 1.438%, 06/05/31 (e)	913
	GS Mortgage Securities Trust,
325	Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	325
5,000	Series 2011-GC5, Class D, VAR, 5.475%, 08/10/44 (e)	5,150
793	GSMS Trust, Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	810
	JP Morgan Chase Commercial Mortgage Securities Trust,
907	Series 2005-CB11, Class AJ, VAR, 5.588%, 08/12/37	907
35,014	Series 2005-CB11, Class X1, IO, VAR, 0.081%, 08/12/37 (e)	49
853	Series 2005-CB13, Class A4, VAR, 5.449%, 01/12/43	853
149,750	Series 2005-LDP5, Class X1, IO, VAR, 0.114%, 12/15/44 (e)	62
66,348	Series 2006-CB15, Class X1, IO, VAR, 0.414%, 06/12/43	115
1,224	Series 2006-CB17, Class A4, 5.429%, 12/12/43	1,262

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

446	Series 2006-LDP6, Class A4, VAR, 5.475%, 04/15/43	449
920	Series 2006-LDP6, Class AM, VAR, 5.525%, 04/15/43	935
15,929	Series 2006-LDP8, Class X, IO, VAR, 0.688%, 05/15/45	64
2,000	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	1,997
9,650	Series 2010-C2, Class XA, IO, VAR, 1.946%, 11/15/43 (e)	502
	LB-UBS Commercial Mortgage Trust,
162	Series 2006-C1, Class A4, 5.156%, 02/15/31	162
1,003	Series 2006-C4, Class A4, VAR, 6.028%, 06/15/38	1,023
559	Series 2006-C6, Class A4, 5.372%, 09/15/39	575
3,030	Series 2007-C1, Class AM, 5.455%, 02/15/40	3,177
4,560	Series 2007-C2, Class A3, 5.430%, 02/15/40	4,767
2,873	Series 2007-C7, Class A3, VAR, 5.866%, 09/15/45	3,096
	Merrill Lynch Mortgage Trust,
448	Series 2005-CKI1, Class AM, VAR, 5.523%, 11/12/37	447
967	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	968
1,750	Series 2005-LC1, Class AJ, VAR, 5.538%, 01/12/44	1,763
2,000	Series 2005-LC1, Class AM, VAR, 5.479%, 01/12/44	2,011
1,755	Series 2006-C1, Class A4, VAR, 5.865%, 05/12/39	1,772
	ML-CFC Commercial Mortgage Trust,
1,437	Series 2006-1, Class A4, VAR, 5.656%, 02/12/39	1,448
216	Series 2006-4, Class A3, 5.172%, 12/12/49	223
81,800	Series 2006-4, Class XC, IO, VAR, 0.799%, 12/12/49 (e)	501
11,120	Series 2007-9, Class A4, 5.700%, 09/12/49	11,773
	Morgan Stanley Capital I Trust,
3,581	Series 2006-IQ12, Class AM, 5.370%, 12/15/43	3,719
2,925	Series 2006-IQ12, Class AMFX, 5.370%, 12/15/43	3,055
149	Series 2006-T21, Class A4, VAR, 5.162%, 10/12/52	149
1,575	Series 2006-T23, Class AM, VAR, 6.009%, 08/12/41	1,629

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	111

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — continued
69,405	Series 2007-HQ11, Class X, IO, VAR, 0.386%, 02/12/44 (e)	175
699	Series 2011-C3, Class A3, 4.054%, 07/15/49	742
	Morgan Stanley Re-REMIC Trust,
2,145	Series 2012-IO, Class AXA, 1.000%, 03/27/51 (e)	2,139
604	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	603
1,500	Series 2012-XA, Class B, 0.250%, 07/27/49 (e)	1,336
2,798	NorthStar, (Cayman Islands), Series 2013-1A, Class B, VAR, 5.191%, 08/25/29 (e)	2,826
3,451	PFP III Ltd., (Cayman Islands), Series 2015-2, Class D, VAR, 4.194%, 07/14/34 (e)	3,451
4,904	RAIT Trust, Series 2014-FL3, Class B, VAR, 2.848%, 12/15/31 (e)	4,873
1,067	RCMC LLC, Series 2012-CRE1, Class A, 5.623%, 11/15/44 (e)	1,087
	UBS Commercial Mortgage Trust,
9,459	Series 2012-C1, Class D, VAR, 5.727%, 05/10/45 (e)	9,910
8,779	Series 2012-C1, Class XA, IO, VAR, 2.429%, 05/10/45 (e)	920
2,191	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	2,254
	UBS-Barclays Commercial Mortgage Trust,
1,560	Series 2012-C2, Class A4, 3.525%, 05/10/63	1,611
17,061	Series 2012-C2, Class XA, IO, VAR, 1.885%, 05/10/63 (e)	1,171
5,291	VNDO Mortgage Trust, Series 2012-6AVE, Class A, 2.996%, 11/15/30 (e)	5,299
	Wachovia Bank Commercial Mortgage Trust,
113	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	113
180	Series 2006-C25, Class A4, VAR, 5.898%, 05/15/43	182
2,788	Series 2006-C27, Class A3, VAR, 5.765%, 07/15/45	2,845
84,685	Series 2007-C30, Class XC, IO, VAR, 0.683%, 12/15/43 (e)	534
7,598	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4, 3.664%, 09/15/58	7,760
370	Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	370
	WFRBS Commercial Mortgage Trust,
2,500	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	2,709

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

6,640	Series 2013-C11, Class D, VAR, 4.320%, 03/15/45 (e)	6,329

	Total Commercial Mortgage-Backed Securities (Cost $303,820)	299,752

Convertible Bonds — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Hotels, Restaurants & Leisure — 0.0% (g)
103	Real Mex Restaurants, Inc., 1.120%, 03/21/18	—	(h)

	Utilities — 0.0% (g)
	Electric Utilities — 0.0% (g)
332	Upstate New York Power Producers, Inc., (PIK), 20.000%, 06/15/17 (e) (v)	631

	Total Convertible Bonds (Cost $435)	631

Corporate Bonds — 30.7%
	Consumer Discretionary — 3.9%
	Auto Components — 0.4%
	American Axle & Manufacturing, Inc.,
300	6.250%, 03/15/21	306
1,425	6.625%, 10/15/22	1,453
47	Dana Holding Corp., 6.750%, 02/15/21	49
	Goodyear Tire & Rubber Co. (The),
575	6.500%, 03/01/21	609
1,175	7.000%, 05/15/22	1,248
575	8.250%, 08/15/20	600
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
2,025	4.875%, 03/15/19	2,052
1,000	5.875%, 02/01/22	1,010
2,015	6.000%, 08/01/20	2,085
	Johnson Controls, Inc.,
323	3.625%, 07/02/24	311
1,180	4.950%, 07/02/64	1,036
890	5.700%, 03/01/41	954
250	MPG Holdco I, Inc., 7.375%, 10/15/22	262
1,748	Tenneco, Inc., 5.375%, 12/15/24	1,805
	ZF North America Capital, Inc.,
1,189	4.000%, 04/29/20 (e)	1,189
576	4.500%, 04/29/22 (e)	558
841	4.750%, 04/29/25 (e)	797

		16,324

	Automobiles — 0.3%
	Daimler Finance North America LLC,
1,500	2.875%, 03/10/21 (e)	1,495
560	8.500%, 01/18/31	816

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Automobiles — continued
1,537	FCA U.S. LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	1,649
	Fiat Chrysler Automobiles N.V., (Netherlands),
1,470	4.500%, 04/15/20	1,471
708	5.250%, 04/15/23	700
	General Motors Co.,
1,425	5.000%, 04/01/35	1,338
1,425	5.200%, 04/01/45	1,342
	Jaguar Land Rover Automotive plc, (United Kingdom),
992	4.125%, 12/15/18 (e)	994
657	4.250%, 11/15/19 (e)	653
150	5.625%, 02/01/23 (e)	150
	Motors Liquidation Co.,
120	5.250%, 03/06/32	—	(h)
385	6.250%, 07/15/33	—	(h)
21	7.250%, 04/15/41	—	(h)
1	7.250%, 07/15/41	—	(h)
42	7.250%, 02/15/52	—	(h)
55	7.375%, 05/15/48	—	(h)
1	7.375%, 10/01/51	—	(h)
2,500	7.700%, 04/15/16 (d)	—	(h)

		10,608

	Distributors — 0.0% (g)
405	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	420

	Diversified Consumer Services — 0.1%
	Service Corp. International,
725	5.375%, 05/15/24	754
963	7.625%, 10/01/18	1,079
2,300	8.000%, 11/15/21	2,679

		4,512

	Hotels, Restaurants & Leisure — 0.4%
250	1011778 B.C. ULC/New Red Finance, Inc., (Canada), 4.625%, 01/15/22 (e)	251
270	CCM Merger, Inc., 9.125%, 05/01/19 (e)	288
850	Choice Hotels International, Inc., 5.750%, 07/01/22	914
574	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (d) (e)	336
435	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	422
1,505	GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23	1,561
430	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	448

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Hotels, Restaurants & Leisure — continued
	MGM Resorts International,
1,805	6.000%, 03/15/23	1,832
1,995	6.625%, 12/15/21	2,120
280	6.750%, 10/01/20	298
115	8.625%, 02/01/19	129
825	11.375%, 03/01/18	969
207	Real Mex Restaurants, Inc., 7.000%, 03/21/16	207
565	Royal Caribbean Cruises Ltd., (Liberia), 5.250%, 11/15/22	588
408	Sabre GLBL, Inc., 5.375%, 04/15/23 (e)	400
1,165	Scientific Games International, Inc., 7.000%, 01/01/22 (e)	1,191
875	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	888
895	Speedway Motorsports, Inc., 5.125%, 02/01/23	886
1,573	Starbucks Corp., 2.700%, 06/15/22	1,572
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
800	5.375%, 03/15/22	778
1,290	5.500%, 03/01/25 (e)	1,193
1,096	Wynn Macau Ltd., (Cayman Islands), 5.250%, 10/15/21 (e)	997

		18,268

	Household Durables — 0.3%
178	Brookfield Residential Properties, Inc., (Canada), 6.500%, 12/15/20 (e)	178
775	Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., (Canada), 6.125%, 07/01/22 (e)	752
	D.R. Horton, Inc.,
1,000	4.375%, 09/15/22	992
600	4.750%, 02/15/23	603
	Lennar Corp.,
1,618	4.500%, 06/15/19	1,654
286	4.500%, 11/15/19	293
500	4.750%, 11/15/22	497
1,250	4.750%, 05/30/25	1,213
270	6.950%, 06/01/18	293
1,015	Series B, 12.250%, 06/01/17	1,172
1,124	M/I Homes, Inc., 8.625%, 11/15/18	1,162
565	Meritage Homes Corp., 7.000%, 04/01/22	603
	Standard Pacific Corp.,
207	5.875%, 11/15/24	212
790	8.375%, 01/15/21	928
166	10.750%, 09/15/16	181

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	113

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Household Durables — continued
	Toll Brothers Finance Corp.,
420	4.375%, 04/15/23	413
879	5.875%, 02/15/22	945
324	WCI Communities, Inc., 6.875%, 08/15/21	339

		12,430

	Internet & Catalog Retail — 0.1%
1,523	Amazon.com, Inc., 4.800%, 12/05/34	1,534
	QVC, Inc.,
1,000	4.450%, 02/15/25	934
170	5.125%, 07/02/22	172
3,012	SITEL LLC/Sitel Finance Corp., 11.500%, 04/01/18	3,102

		5,742

	Media — 1.8%
	21st Century Fox America, Inc.,
600	6.750%, 01/09/38	738
800	7.750%, 01/20/24	1,004
200	7.850%, 03/01/39	276
147	8.875%, 04/26/23	194
2,004	Adelphia Communications Corp., 9.375%, 11/15/09 (d)	10
2,726	Cablevision Systems Corp., 8.000%, 04/15/20	2,951
1,178	CBS Corp., 3.500%, 01/15/25	1,117
	CCO Safari II LLC,
3,132	4.464%, 07/23/22 (e)	3,117
242	4.908%, 07/23/25 (e)	240
8,430	6.384%, 10/23/35 (e)	8,587
	Clear Channel Worldwide Holdings, Inc.,
216	6.500%, 11/15/22	218
209	Series B, 6.500%, 11/15/22	216
715	Cogeco Cable, Inc., (Canada), 4.875%, 05/01/20 (e)	730
240	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	330
	Comcast Corp.,
2,819	4.200%, 08/15/34	2,756
2,405	4.600%, 08/15/45	2,453
240	6.300%, 11/15/17	265
435	6.500%, 11/15/35	541
177	6.550%, 07/01/39	226
1,516	CSC Holdings LLC, 6.750%, 11/15/21	1,590
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
210	3.800%, 03/15/22	208
2,202	3.950%, 01/15/25	2,135

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Media — continued
320	5.000%, 03/01/21	343
580	6.000%, 08/15/40	596
946	Discovery Communications LLC, 4.950%, 05/15/42	817
	DISH DBS Corp.,
167	5.875%, 07/15/22	158
272	5.875%, 11/15/24	248
7,746	6.750%, 06/01/21	7,776
2,511	7.875%, 09/01/19	2,722
1,550	Gannett Co., Inc., 6.375%, 10/15/23	1,624
1,000	Historic TW, Inc., 9.150%, 02/01/23	1,310
	iHeartCommunications, Inc.,
340	9.000%, 12/15/19	320
1,500	9.000%, 03/01/21	1,329
470	Liberty Interactive LLC, 8.250%, 02/01/30	477
810	NBCUniversal Media LLC, 5.950%, 04/01/41	975
	Nielsen Finance LLC/Nielsen Finance Co.,
655	4.500%, 10/01/20	665
2,352	5.000%, 04/15/22 (e)	2,320
	Numericable-SFR SAS, (France),
242	4.875%, 05/15/19 (e)	243
2,808	6.000%, 05/15/22 (e)	2,808
207	6.250%, 05/15/24 (e)	207
	Outfront Media Capital LLC/Outfront Media Capital Corp.,
595	5.250%, 02/15/22	599
785	5.625%, 02/15/24 (e)	809
265	Quebecor, Inc., (Canada), 9.750%, 10/15/15 (d)	—	(h)
	Sirius XM Radio, Inc.,
1,930	5.250%, 08/15/22 (e)	2,026
565	5.875%, 10/01/20 (e)	589
1,496	6.000%, 07/15/24 (e)	1,541
1,015	Starz LLC/Starz Finance Corp., 5.000%, 09/15/19	1,018
	TEGNA, Inc.,
295	4.875%, 09/15/21 (e)	291
1,184	5.125%, 07/15/20	1,226
585	5.500%, 09/15/24 (e)	579
	Thomson Reuters Corp., (Canada),
1,960	3.950%, 09/30/21	2,029
280	4.700%, 10/15/19	304
200	6.500%, 07/15/18	225
774	Time Warner Cable, Inc., 7.300%, 07/01/38	821
660	Time Warner Cos., Inc., 7.570%, 02/01/24	802

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Media — continued
1,860	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	2,214
	Time Warner, Inc.,
2,640	3.600%, 07/15/25	2,555
182	5.375%, 10/15/41	188
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany),
755	5.000%, 01/15/25 (e)	738
400	5.500%, 01/15/23 (e)	411
	Univision Communications, Inc.,
500	5.125%, 02/15/25 (e)	485
700	6.750%, 09/15/22 (e)	740
70	Viacom, Inc., 4.375%, 03/15/43	52
	Videotron Ltd., (Canada),
244	5.000%, 07/15/22	244
1,727	5.375%, 06/15/24 (e)	1,757
	Walt Disney Co. (The),
437	1.850%, 05/30/19	437
500	Series B, 5.875%, 12/15/17	551

		78,071

	Multiline Retail — 0.1%
1,282	Dollar Tree, Inc., 5.750%, 03/01/23 (e)	1,343
4,000	Kohl’s Corp., 5.550%, 07/17/45	3,782

		5,125

	Specialty Retail — 0.3%
220	AutoNation, Inc., 5.500%, 02/01/20	241
431	Caleres, Inc., 6.250%, 08/15/23 (e)	435
747	Claire’s Stores, Inc., 8.875%, 03/15/19	316
500	CST Brands, Inc., 5.000%, 05/01/23	496
	Home Depot, Inc. (The),
1,000	2.000%, 06/15/19	1,003
734	2.625%, 06/01/22	722
	L Brands, Inc.,
400	5.625%, 02/15/22	429
3,500	5.625%, 10/15/23	3,727
1,600	8.500%, 06/15/19	1,884
	Lowe’s Cos., Inc.,
590	3.125%, 09/15/24	584
116	5.125%, 11/15/41	128
951	Series B, 7.110%, 05/15/37	1,252
660	Nebraska Book Holdings, Inc., 15.000%, 06/30/16 (e)	653
435	Radio Systems Corp., 8.375%, 11/01/19 (e)	460

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Specialty Retail — continued
	Sally Holdings LLC/Sally Capital, Inc.,
500	5.500%, 11/01/23	518
1,571	5.750%, 06/01/22	1,630

		14,478

	Textiles, Apparel & Luxury Goods — 0.1%
470	Levi Strauss & Co., 5.000%, 05/01/25	460
1,329	PVH Corp., 4.500%, 12/15/22	1,326

		1,786

	Total Consumer Discretionary	167,764

	Consumer Staples — 1.4%
	Beverages — 0.3%
	Anheuser-Busch Cos. LLC,
325	5.500%, 01/15/18	355
550	5.750%, 04/01/36	646
280	7.550%, 10/01/30	382
1,225	Anheuser-Busch InBev Finance, Inc., 3.700%, 02/01/24	1,256
	Anheuser-Busch InBev Worldwide, Inc.,
410	6.875%, 11/15/19	484
50	7.750%, 01/15/19	59
1,047	Coca-Cola Co. (The), 1.150%, 04/01/18	1,042
	Constellation Brands, Inc.,
608	3.750%, 05/01/21	613
216	4.250%, 05/01/23	217
396	4.750%, 11/15/24	405
1,165	6.000%, 05/01/22	1,284
200	7.250%, 05/15/17	216
575	Diageo Finance B.V., (Netherlands), 5.300%, 10/28/15	579
	Diageo Investment Corp.,
1,000	7.450%, 04/15/35	1,360
365	8.000%, 09/15/22	470
575	DS Services of America, Inc., 10.000%, 09/01/21 (e)	668
677	Heineken N.V., (Netherlands), 1.400%, 10/01/17 (e)	675
	PepsiCo, Inc.,
572	3.000%, 08/25/21	583
1,845	3.500%, 07/17/25	1,867
70	7.900%, 11/01/18	83

		13,244

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	115

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Food & Staples Retailing — 0.4%
	CVS Health Corp.,
1,659	3.500%, 07/20/22	1,692
2,264	4.875%, 07/20/35	2,336
3,830	5.125%, 07/20/45	4,093
68	5.750%, 06/01/17	73
1,780	Ingles Markets, Inc., 5.750%, 06/15/23	1,820
	Kroger Co. (The),
215	6.400%, 08/15/17	234
1,162	7.500%, 04/01/31	1,490
300	Series B, 7.700%, 06/01/29	404
430	New Albertsons, Inc., 8.700%, 05/01/30	443
	Walgreens Boots Alliance, Inc.,
182	2.700%, 11/18/19	182
345	3.300%, 11/18/21	342
	Wal-Mart Stores, Inc.,
300	2.550%, 04/11/23	289
1,500	3.625%, 07/08/20	1,598
160	5.250%, 09/01/35	183
1,000	6.200%, 04/15/38	1,267
260	7.550%, 02/15/30	365

		16,811

	Food Products — 0.5%
326	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	335
655	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	783
148	Bunge N.A. Finance LP, 5.900%, 04/01/17	156
	Cargill, Inc.,
350	1.900%, 03/01/17 (e)	352
800	3.300%, 03/01/22 (e)	823
200	6.000%, 11/27/17 (e)	218
360	6.625%, 09/15/37 (e)	472
1,000	7.350%, 03/06/19 (e)	1,177
	ConAgra Foods, Inc.,
329	1.350%, 09/10/15	329
135	3.250%, 09/15/22	129
2,560	Darling Ingredients, Inc., 5.375%, 01/15/22	2,528
	JBS USA LLC/JBS USA Finance, Inc.,
793	5.750%, 06/15/25 (e)	769
1,868	5.875%, 07/15/24 (e)	1,864
2,631	7.250%, 06/01/21 (e)	2,741
816	7.250%, 06/01/21 (e)	852
1,430	8.250%, 02/01/20 (e)	1,505
	Kraft Foods Group, Inc.,
429	3.500%, 06/06/22	433
488	5.000%, 06/04/42	497

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Food Products — continued
599	6.125%, 08/23/18	665
575	6.875%, 01/26/39	704
	Kraft Heinz Foods Co.,
946	5.200%, 07/15/45 (e)	994
153	6.375%, 07/15/28	172
277	6.750%, 03/15/32	322
430	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	440
475	Post Holdings, Inc., 6.750%, 12/01/21 (e)	479
	Smithfield Foods, Inc.,
591	5.250%, 08/01/18 (e)	601
1,511	5.875%, 08/01/21 (e)	1,568
102	7.750%, 07/01/17	111

		22,019

	Household Products — 0.1%
2,063	Energizer Holdings, Inc., 5.500%, 06/15/25 (e)	2,009
	Kimberly-Clark Corp.,
600	2.400%, 06/01/23	578
1,000	6.125%, 08/01/17	1,092
536	Procter & Gamble - ESOP, Series A, 9.360%, 01/01/21	646
525	Spectrum Brands, Inc., 6.125%, 12/15/24 (e)	546

		4,871

	Tobacco — 0.1%
3,575	Reynolds American, Inc., 5.850%, 08/15/45	3,850

	Total Consumer Staples	60,795

	Energy — 4.0%
	Energy Equipment & Services — 0.5%
303	Baker Hughes, Inc., 5.125%, 09/15/40	308
1,310	Diamond Offshore Drilling, Inc., 4.875%, 11/01/43	943
825	Ensco plc, (United Kingdom), 5.200%, 03/15/25	738
280	Exterran Partners LP/EXLP Finance Corp., 6.000%, 10/01/22	223
	Halliburton Co.,
250	7.450%, 09/15/39	329
275	7.600%, 08/15/96 (e)	346
700	8.750%, 02/15/21	881
	National Oilwell Varco, Inc.,
448	1.350%, 12/01/17	444
100	2.600%, 12/01/22	91
	Noble Holding International Ltd., (Cayman Islands),
98	3.950%, 03/15/22	80

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Energy Equipment & Services — continued
1,418	6.950%, 04/01/45	1,150
255	Parker Drilling Co., 6.750%, 07/15/22	199
208	PHI, Inc., 5.250%, 03/15/19	178
2,893	Pioneer Energy Services Corp., 6.125%, 03/15/22	1,649
	Precision Drilling Corp., (Canada),
1,449	5.250%, 11/15/24	1,138
1,097	6.500%, 12/15/21	932
	Schlumberger Investment S.A., (Luxembourg),
219	3.300%, 09/14/21 (e)	223
1,210	3.650%, 12/01/23	1,234
640	Schlumberger Oilfield UK plc, (United Kingdom), 4.200%, 01/15/21 (e)	681
1,597	Sea Trucks Group Ltd., (United Kingdom), Reg. S, 9.000%, 03/26/18 (e)	1,178
	Transocean, Inc., (Cayman Islands),
1,195	6.500%, 11/15/20	985
5,836	6.875%, 12/15/21	4,654
630	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	598
1,440	Unit Corp., 6.625%, 05/15/21	1,240

		20,422

	Independent Power & Renewable Electricity Producers — 0.0% (g)
188	TerraForm Power Operating LLC, 6.125%, 06/15/25 (e)	177

	Oil, Gas & Consumable Fuels — 3.5%
175	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	182
278	Anadarko Holding Co., 7.150%, 05/15/28	323
	Anadarko Petroleum Corp.,
350	6.950%, 06/15/19	396
100	7.950%, 06/15/39	127
225	8.700%, 03/15/19	267
250	ANR Pipeline Co., 9.625%, 11/01/21	332
	Antero Resources Corp.,
235	5.125%, 12/01/22	213
930	5.375%, 11/01/21	855
450	6.000%, 12/01/20	430
775	Apache Corp., 6.900%, 09/15/18	874
	Baytex Energy Corp., (Canada),
300	5.125%, 06/01/21 (e)	256
300	5.625%, 06/01/24 (e)	250
	BP Capital Markets plc, (United Kingdom),
206	1.375%, 11/06/17	205

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — continued
589	1.375%, 05/10/18	582
1,545	2.750%, 05/10/23	1,468
385	3.245%, 05/06/22	382
1,800	3.535%, 11/04/24	1,764
612	3.814%, 02/10/24	616
515	4.750%, 03/10/19	561
210	Burlington Resources Finance Co., (Canada), 7.400%, 12/01/31	278
815	Burlington Resources, Inc., 8.200%, 03/15/25	1,048
	California Resources Corp.,
505	5.000%, 01/15/20	398
652	5.500%, 09/15/21	505
1,548	6.000%, 11/15/24	1,148
330	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38	330
	Cenovus Energy, Inc., (Canada),
123	3.000%, 08/15/22	112
294	4.450%, 09/15/42	232
1,035	6.750%, 11/15/39	1,074
	Chesapeake Energy Corp.,
2,352	4.875%, 04/15/22	1,705
440	5.375%, 06/15/21	322
2,043	5.750%, 03/15/23	1,523
888	6.125%, 02/15/21	688
520	6.500%, 08/15/17	497
540	Chevron Corp., 2.355%, 12/05/22	512
	Cimarex Energy Co.,
875	4.375%, 06/01/24	842
440	5.875%, 05/01/22	462
402	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	390
1,243	CNOOC Finance 2015 USA LLC, 3.500%, 05/05/25	1,192
1,026	CNOOC Nexen Finance 2014 ULC, (Canada), 4.250%, 04/30/24	1,042
1,875	Comstock Resources, Inc., 10.000%, 03/15/20 (e)	1,505
	Concho Resources, Inc.,
450	5.500%, 10/01/22	442
945	6.500%, 01/15/22	964
1,460	7.000%, 01/15/21	1,489
215	Conoco Funding Co., (Canada), 7.250%, 10/15/31	279
	ConocoPhillips,
275	5.750%, 02/01/19	307
750	6.500%, 02/01/39	905
410	7.000%, 03/30/29	503

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	117

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
300	ConocoPhillips Holding Co., 6.950%, 04/15/29	375
	CONSOL Energy, Inc.,
470	5.875%, 04/15/22	336
790	8.000%, 04/01/23 (e)	596
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
396	6.000%, 12/15/20	374
364	6.125%, 03/01/22	331
568	6.250%, 04/01/23 (e)	514
236	Devon Energy Corp., 3.250%, 05/15/22	228
270	Devon Financing Corp. LLC, 7.875%, 09/30/31	336
150	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	167
	Encana Corp., (Canada),
150	6.500%, 05/15/19	164
215	6.625%, 08/15/37	203
	Energy Transfer Equity LP,
2,250	5.875%, 01/15/24	2,171
495	7.500%, 10/15/20	531
	Energy Transfer Partners LP,
1,080	2.500%, 06/15/18	1,073
1,196	3.600%, 02/01/23	1,080
1,194	4.050%, 03/15/25	1,084
1,210	Eni S.p.A., (Italy), Series EX2, 5.700%, 10/01/40 (e)	1,228
	EnLink Midstream Partners LP,
841	2.700%, 04/01/19	828
922	4.150%, 06/01/25	851
	Enterprise Products Operating LLC,
701	3.700%, 02/15/26	661
582	3.750%, 02/15/25	557
806	4.900%, 05/15/46	727
1,252	5.250%, 01/31/20	1,376
	EOG Resources, Inc.,
472	2.625%, 03/15/23	447
1,700	4.100%, 02/01/21	1,820
200	6.875%, 10/01/18	229
2,000	EP Energy LLC/Everest Acquisition Finance, Inc., 7.750%, 09/01/22	1,840
3,140	Exxon Mobil Corp., 2.397%, 03/06/22	3,060
1,045	Gulf South Pipeline Co. LP, 4.000%, 06/15/22	983
	Hilcorp Energy I LP/Hilcorp Finance Co.,
725	5.000%, 12/01/24 (e)	627
1,500	5.750%, 10/01/25 (e)	1,350
220	7.625%, 04/15/21 (e)	225

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — continued
337	Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 03/01/20	320
3,500	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 04/01/22	2,975
	KazMunayGas National Co. JSC, (Kazakhstan),
200	Reg. S, 4.400%, 04/30/23	175
200	Reg. S, 5.750%, 04/30/43	156
200	Reg. S, 6.000%, 11/07/44	158
205	Reg. S, 7.000%, 05/05/20	214
200	Reg. S, 9.125%, 07/02/18	223
	Kinder Morgan, Inc.,
1,565	5.000%, 02/15/21 (e)	1,615
565	5.625%, 11/15/23 (e)	570
150	7.000%, 06/15/17	161
	Marathon Oil Corp.,
1,000	2.800%, 11/01/22	905
976	3.850%, 06/01/25	892
410	6.000%, 10/01/17	443
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
732	4.500%, 07/15/23	677
986	4.875%, 12/01/24	915
1,382	4.875%, 06/01/25	1,278
3,000	5.500%, 02/15/23	2,940
	MEG Energy Corp., (Canada),
186	6.375%, 01/30/23 (e)	150
195	7.000%, 03/31/24 (e)	159
500	Murphy Oil USA, Inc., 6.000%, 08/15/23	515
	Newfield Exploration Co.,
475	5.375%, 01/01/26	442
575	5.625%, 07/01/24	560
625	5.750%, 01/30/22	616
281	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/21	275
	Noble Energy, Inc.,
583	3.900%, 11/15/24	551
286	5.050%, 11/15/44	255
1,500	5.250%, 11/15/43	1,340
596	5.875%, 06/01/22	604
491	5.875%, 06/01/24	507
504	Occidental Petroleum Corp., 2.700%, 02/15/23	479
	ONEOK Partners LP,
2,350	4.900%, 03/15/25	2,209
875	6.650%, 10/01/36	867

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
2,083	Peabody Energy Corp., 10.000%, 03/15/22 (e)	833
	Penn Virginia Corp.,
2,000	7.250%, 04/15/19	515
1,000	8.500%, 05/01/20	260
	Pertamina Persero PT, (Indonesia),
400	5.250%, 05/23/21 (e)	403
200	6.000%, 05/03/42 (e)	173
200	Reg. S, 6.500%, 05/27/41	188
398	Petrobras Global Finance B.V., (Netherlands), 6.850%, 06/05/15[1]	297
	Petro-Canada, (Canada),
400	6.800%, 05/15/38	488
335	7.875%, 06/15/26	441
	Petroleos de Venezuela S.A., (Venezuela),
578	Reg. S, 5.375%, 04/12/27	193
220	Reg. S, 6.000%, 11/15/26	73
	Petroleos Mexicanos, (Mexico),
10	3.500%, 07/18/18	10
1,103	4.500%, 01/23/26 (e)	1,048
100	4.875%, 01/24/22	101
120	4.875%, 01/24/22	122
80	4.875%, 01/18/24	80
885	5.625%, 01/23/46 (e)	778
380	6.375%, 01/23/45	369
120	6.500%, 06/02/41	120
108	6.625%, 06/15/35	110
160	6.625%, 06/15/35	163
47	6.625%, 06/15/35	48
100	Reg. S, 5.625%, 01/23/46	88
30	VAR, 2.307%, 07/18/18	30
	Plains All American Pipeline LP/PAA Finance Corp.,
519	2.600%, 12/15/19	503
3,740	4.650%, 10/15/25	3,764
	QEP Resources, Inc.,
286	5.250%, 05/01/23	247
475	5.375%, 10/01/22	410
1,315	6.875%, 03/01/21	1,249
	Range Resources Corp.,
456	5.000%, 08/15/22	420
391	5.000%, 03/15/23	358
200	5.750%, 06/01/21	192
	Regency Energy Partners LP/Regency Energy Finance Corp.,
167	4.500%, 11/01/23	155

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — continued
1,420	5.000%, 10/01/22	1,391
2,635	5.500%, 04/15/23	2,562
348	5.875%, 03/01/22	358
770	6.500%, 07/15/21	795
932	Sabine Oil & Gas Corp., 9.750%, 02/15/17 (d)	107
200	Sinopec Group Overseas Development 2012 Ltd., (United Kingdom), 4.875%, 05/17/42 (e)	205
200	Sinopec Group Overseas Development 2015 Ltd., (United Kingdom), 4.100%, 04/28/45 (e)	181
	SM Energy Co.,
589	5.000%, 01/15/24	504
752	5.625%, 06/01/25	667
427	6.500%, 11/15/21	414
15	6.500%, 01/01/23	15
340	Southern Star Central Corp., 5.125%, 07/15/22 (e)	332
145	Spectra Energy Capital LLC, 7.500%, 09/15/38	158
1,140	Spectra Energy Partners LP, 4.500%, 03/15/45	961
	State Oil Co. of the Azerbaijan Republic, (Azerbaijan),
400	6.950%, 03/18/30	389
200	Reg. S, 4.750%, 03/13/23	180
	Statoil ASA, (Norway),
263	2.450%, 01/17/23	250
2,179	2.650%, 01/15/24	2,065
373	2.750%, 11/10/21	369
417	3.150%, 01/23/22	419
435	7.150%, 11/15/25	552
163	Stone Energy Corp., 7.500%, 11/15/22	108
	Suncor Energy, Inc., (Canada),
2,000	3.600%, 12/01/24	1,955
815	6.850%, 06/01/39	1,001
	Sunoco Logistics Partners Operations LP,
464	4.250%, 04/01/24	432
4,000	5.350%, 05/15/45	3,416
	Sunoco LP/Sunoco Finance Corp.,
1,442	5.500%, 08/01/20 (e)	1,435
920	6.375%, 04/01/23 (e)	924
	Talisman Energy, Inc., (Canada),
750	5.500%, 05/15/42	631
125	5.850%, 02/01/37	109
125	6.250%, 02/01/38	114
120	7.750%, 06/01/19	136

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	119

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
1,000	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	730
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
500	4.250%, 11/15/23	437
1,250	5.000%, 01/15/18 (e)	1,238
1,840	5.250%, 05/01/23	1,730
300	6.375%, 08/01/22	298
400	6.875%, 02/01/21	400
164	Tesoro Corp., 5.125%, 04/01/24	161
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
294	5.500%, 10/15/19 (e)	297
1,472	5.875%, 10/01/20	1,476
1,400	6.125%, 10/15/21	1,403
282	6.250%, 10/15/22 (e)	282
640	Tosco Corp., 8.125%, 02/15/30	883
	Total Capital International S.A., (France),
206	1.550%, 06/28/17	207
3,165	2.750%, 06/19/21	3,179
	TransCanada PipeLines Ltd., (Canada),
256	1.875%, 01/12/18	257
285	2.500%, 08/01/22	266
340	3.750%, 10/16/23	335
1,000	6.200%, 10/15/37	1,115
606	7.250%, 08/15/38	749
	Ultra Petroleum Corp., (Canada),
410	5.750%, 12/15/18 (e)	330
5,493	6.125%, 10/01/24 (e)	3,625
446	Western Gas Partners LP, 5.375%, 06/01/21	473
189	Western Refining, Inc., 6.250%, 04/01/21	187
1,330	Whiting Petroleum Corp., 5.000%, 03/15/19	1,190
3,000	Williams Partners LP, 5.100%, 09/15/45	2,455
	Williams Partners LP/ACMP Finance Corp.,
1,579	4.875%, 05/15/23	1,488
750	4.875%, 03/15/24	699
3,000	6.125%, 07/15/22	3,058
	WPX Energy, Inc.,
655	5.250%, 09/15/24	538
1,965	6.000%, 01/15/22	1,660
140	YPF S.A., (Argentina), 8.500%, 07/28/25 (e)	131

		149,936

	Total Energy	170,535

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Financials — 8.6%
	Banks — 3.7%
501	ABN AMRO Bank N.V., (Netherlands), 4.750%, 07/28/25 (e)	502
110	Agromercantil Senior Trust, (Cayman Islands), 6.250%, 04/10/19 (e)	111
544	Australia & New Zealand Banking Group Ltd., (Australia), 2.400%, 11/23/16 (e)	553
	Bank of America Corp.,
143	3.300%, 01/11/23	141
700	3.625%, 03/17/16	710
960	4.000%, 04/01/24	981
5,277	4.000%, 01/22/25	5,164
2,400	4.200%, 08/26/24	2,380
473	4.250%, 10/22/26	466
1,540	5.000%, 05/13/21	1,686
1,275	5.625%, 07/01/20	1,432
500	6.400%, 08/28/17	543
1,825	6.500%, 08/01/16	1,911
1,710	6.875%, 04/25/18	1,916
500	7.800%, 09/15/16	531
1,500	Series F, 6.975%, 03/07/37	1,807
2,515	Series L, 2.250%, 04/21/20	2,470
1,326	Series L, 3.950%, 04/21/25	1,283
695	Series L, 5.650%, 05/01/18	756
200	Bank of Ceylon, (Sri Lanka), 6.875%, 05/03/17 (e)	205
1,278	Bank of Montreal, (Canada), 1.400%, 09/11/17	1,278
	Bank of Nova Scotia (The), (Canada),
880	1.450%, 04/25/18	872
2,725	1.850%, 04/14/20	2,708
	Barclays Bank plc, (United Kingdom),
200	2.250%, 05/10/17 (e)	204
980	6.050%, 12/04/17 (e)	1,060
2,508	7.625%, 11/21/22	2,859
	Barclays plc, (United Kingdom),
1,405	3.650%, 03/16/25	1,334
478	5.250%, 08/17/45	479
	BB&T Corp.,
783	1.600%, 08/15/17	785
1,500	2.450%, 01/15/20	1,501
1,250	3.950%, 04/29/16	1,275
500	5.250%, 11/01/19	551
150	6.850%, 04/30/19	175
3,319	Canadian Imperial Bank of Commerce, (Canada), 2.250%, 07/21/20 (e)	3,343

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Banks — continued
2,500	Capital One N.A., 1.500%, 03/22/18	2,466
	CIT Group, Inc.,
1,574	3.875%, 02/19/19	1,574
1,004	5.000%, 05/15/17	1,033
2,410	5.000%, 08/15/22	2,449
125	5.250%, 03/15/18	130
5,458	5.375%, 05/15/20	5,704
1,295	5.500%, 02/15/19 (e)	1,361
1,397	6.625%, 04/01/18 (e)	1,495
	Citigroup, Inc.,
1,394	1.800%, 02/05/18	1,387
4,000	3.750%, 06/16/24	4,036
2,500	4.300%, 11/20/26	2,480
71	5.375%, 08/09/20	79
24	6.000%, 08/15/17	26
838	6.625%, 01/15/28	1,044
645	6.875%, 06/01/25	804
1,115	7.000%, 12/01/25	1,305
1,064	8.500%, 05/22/19	1,285
1,045	Comerica Bank, 5.200%, 08/22/17	1,110
185	Comerica, Inc., 3.000%, 09/16/15	185
	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands),
2,000	2.250%, 01/14/20	1,984
NOK 16,500	3.500%, 04/18/17	2,069
1,045	3.875%, 02/08/22	1,093
250	Credit Suisse Group Funding Guernsey Ltd., (United Kingdom), 2.750%, 03/26/20 (e)	249
60	Embraer Netherlands Finance B.V., (Netherlands), 5.050%, 06/15/25	57
	Fifth Third Bancorp,
625	2.875%, 07/27/20	625
500	5.450%, 01/15/17	525
	HSBC Bank plc, (United Kingdom),
474	1.500%, 05/15/18 (e)	470
927	4.125%, 08/12/20 (e)	994
650	4.750%, 01/19/21 (e)	717
395	HSBC Bank USA N.A., 6.000%, 08/09/17	426
	HSBC Holdings plc, (United Kingdom),
1,371	4.000%, 03/30/22	1,423
733	4.250%, 08/18/25	726
415	4.875%, 01/14/22	454
1,155	Huntington National Bank (The), 2.875%, 08/20/20	1,155
200	ICICI Bank Ltd., (India), 3.500%, 03/18/20 (e)	202

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Banks — continued
1,621	KeyBank N.A., 3.180%, 05/22/22	1,636
1,250	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	1,386
200	MFB Magyar Fejlesztesi Bank ZRT, (Hungary), Reg. S, 6.250%, 10/21/20	222
1,750	Mizuho Bank Ltd., (Japan), 1.700%, 09/25/17 (e)	1,747
875	National Australia Bank Ltd., (Australia), 2.000%, 06/20/17 (e)	888
400	National Savings Bank, (Sri Lanka), Reg. S, 8.875%, 09/18/18	429
	Nordea Bank AB, (Sweden),
1,800	3.125%, 03/20/17 (e)	1,848
886	4.875%, 05/13/21 (e)	948
	PNC Funding Corp.,
1,057	4.375%, 08/11/20	1,142
625	5.250%, 11/15/15	631
625	5.625%, 02/01/17	659
	Regions Bank,
390	6.450%, 06/26/37	458
250	7.500%, 05/15/18	284
	Royal Bank of Canada, (Canada),
1,419	1.200%, 09/19/17	1,414
5,960	1.875%, 02/05/20	5,930
743	2.000%, 10/01/18	751
1,200	2.300%, 07/20/16	1,215
	Royal Bank of Scotland Group plc, (United Kingdom),
4,840	6.100%, 06/10/23	5,197
6,070	6.125%, 12/15/22	6,544
200	Russian Agricultural Bank OJSC Via RSHB Capital S.A., (Luxembourg), Reg. S, 5.298%, 12/27/17	198
897	Skandinaviska Enskilda Banken AB, (Sweden), 1.750%, 03/19/18 (e)	895
1,545	SpareBank 1 Boligkreditt A.S., (Norway), 1.750%, 11/15/19 (e)	1,535
2,600	Stadshypotek AB, (Sweden), 1.875%, 10/02/19 (e)	2,594
2,500	SunTrust Banks, Inc., 6.000%, 02/15/26	2,783
	Toronto-Dominion Bank (The), (Canada),
570	1.500%, 03/13/17 (e)	573
712	1.625%, 03/13/18	711
2,852	1.750%, 07/23/18	2,841
453	2.250%, 11/05/19	455
2,000	U.S. Bancorp, 7.500%, 06/01/26	2,584

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	121

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Banks — continued
2,225	U.S. Bank N.A., 1.350%, 01/26/18	2,218
200	Vnesheconombank Via VEB Finance plc, (Ireland), Reg. S, 5.375%, 02/13/17	198
	Wachovia Corp.,
1,555	5.750%, 02/01/18	1,701
515	SUB, 7.574%, 08/01/26	660
	Wells Fargo & Co.,
1,607	2.150%, 01/15/19	1,610
613	2.600%, 07/22/20	614
7,565	3.300%, 09/09/24	7,495
576	4.300%, 07/22/27	586
853	5.606%, 01/15/44	952
1,665	5.625%, 12/11/17	1,812
750	Wells Fargo Bank N.A., 6.000%, 11/15/17	819
	Westpac Banking Corp., (Australia),
1,281	2.000%, 03/03/20 (e)	1,280
942	4.875%, 11/19/19	1,033

		156,570

	Capital Markets — 1.5%
	Bank of New York Mellon Corp. (The),
1,033	2.400%, 01/17/17	1,049
440	2.500%, 01/15/16	443
768	2.600%, 08/17/20	772
530	4.600%, 01/15/20	579
	BlackRock, Inc.,
381	3.375%, 06/01/22	392
315	3.500%, 03/18/24	320
978	Series 2, 5.000%, 12/10/19	1,089
	Blackstone Holdings Finance Co. LLC,
159	4.450%, 07/15/45 (e)	149
1,000	5.875%, 03/15/21 (e)	1,139
750	Charles Schwab Corp. (The), 3.225%, 09/01/22	767
	Credit Suisse, (Switzerland),
889	1.750%, 01/29/18	886
775	3.000%, 10/29/21	771
2,121	3.625%, 09/09/24	2,113
	Deutsche Bank AG, (Germany),
1,560	1.875%, 02/13/18	1,552
900	2.950%, 08/20/20	899
1,025	6.000%, 09/01/17	1,108
	E*TRADE Financial Corp.,
423	4.625%, 09/15/23	423
1,360	5.375%, 11/15/22	1,421

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Capital Markets — continued
	Goldman Sachs Group, Inc. (The),
1,997	2.600%, 04/23/20	1,992
704	2.625%, 01/31/19	711
666	3.500%, 01/23/25	651
3,061	3.850%, 07/08/24	3,093
1,224	4.000%, 03/03/24	1,252
1,191	5.250%, 07/27/21	1,325
819	5.375%, 03/15/20	908
2,165	5.750%, 01/24/22	2,461
2,380	5.950%, 01/18/18	2,594
285	6.150%, 04/01/18	314
965	6.750%, 10/01/37	1,151
205	7.500%, 02/15/19	239
102	Series D, 6.000%, 06/15/20	116
761	ING Bank N.V., (Netherlands), 3.750%, 03/07/17 (e)	787
1,162	Invesco Finance plc, (United Kingdom), 4.000%, 01/30/24	1,207
	Jefferies Group LLC,
950	6.250%, 01/15/36	879
140	6.450%, 06/08/27	144
880	6.875%, 04/15/21	983
	Lehman Brothers Holdings, Inc.,
1,000	5.750%, 05/17/49 (d)	104
235	3.600%, 12/30/16 (d)	25
295	8.500%, 02/01/16 (d)	31
995	Macquarie Bank Ltd., (Australia), 5.000%, 02/22/17 (e)	1,042
639	Macquarie Group Ltd., (Australia), 6.250%, 01/14/21 (e)	725
	Morgan Stanley,
329	1.750%, 02/25/16	330
1,932	2.650%, 01/27/20	1,932
3,467	3.700%, 10/23/24	3,464
660	4.000%, 07/23/25	674
5,117	4.300%, 01/27/45	4,828
867	5.000%, 11/24/25	913
243	5.500%, 07/24/20	271
2,450	5.500%, 07/28/21	2,757
310	5.625%, 09/23/19	345
920	5.750%, 01/25/21	1,043
320	5.950%, 12/28/17	349
1,250	6.625%, 04/01/18	1,393
295	Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.875%, 03/15/22 (e)	311

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Capital Markets — continued
193	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	226
740	Northern Trust Co. (The), 5.850%, 11/09/17	813
	State Street Corp.,
459	3.100%, 05/15/23	448
996	3.300%, 12/16/24	994
1,364	3.550%, 08/18/25	1,371
935	3.700%, 11/20/23	962
953	TD Ameritrade Holding Corp., 2.950%, 04/01/22	947
	UBS AG, (Switzerland),
1,500	5.125%, 05/15/24	1,500
440	5.750%, 04/25/18	482
262	5.875%, 12/20/17	286

		65,245

	Consumer Finance — 1.3%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, (Ireland),
1,504	4.250%, 07/01/20	1,515
1,918	4.625%, 07/01/22	1,932
1,880	5.000%, 10/01/21	1,944
	Ally Financial, Inc.,
839	3.600%, 05/21/18	839
5,895	4.125%, 03/30/20	5,911
336	4.625%, 05/19/22	337
580	4.750%, 09/10/18	598
1,500	6.250%, 12/01/17	1,598
1,820	8.000%, 11/01/31	2,155
276	American Express Co., 3.625%, 12/05/24	270
	American Express Credit Corp.,
2,900	2.125%, 03/18/19	2,890
405	2.375%, 03/24/17	411
861	2.800%, 09/19/16	876
	American Honda Finance Corp.,
1,130	1.500%, 03/13/18	1,127
453	1.600%, 02/16/18 (e)	453
200	2.125%, 02/28/17 (e)	203
835	7.625%, 10/01/18 (e)	975
533	Capital One Financial Corp., 3.500%, 06/15/23	522
	Caterpillar Financial Services Corp.,
1,242	1.250%, 11/06/17	1,235
581	2.850%, 06/01/22	571
850	5.450%, 04/15/18	933
866	First Cash Financial Services, Inc., 6.750%, 04/01/21	892

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Consumer Finance — continued
	Ford Motor Credit Co. LLC,
1,592	2.145%, 01/09/18	1,585
687	3.219%, 01/09/22	668
3,500	3.664%, 09/08/24	3,385
505	3.984%, 06/15/16	515
639	4.207%, 04/15/16	650
	General Motors Financial Co., Inc.,
432	2.750%, 05/15/16	435
625	3.250%, 05/15/18	629
640	4.250%, 05/15/23	629
400	HSBC Finance Corp., 7.350%, 11/27/32	507
	HSBC USA, Inc.,
2,340	1.625%, 01/16/18	2,329
2,913	2.750%, 08/07/20	2,909
	John Deere Capital Corp.,
483	1.350%, 01/16/18	481
418	1.550%, 12/15/17	420
630	1.600%, 07/13/18	629
290	1.700%, 01/15/20	283
870	2.050%, 03/10/20	865
610	2.250%, 04/17/19	615
559	3.350%, 06/12/24	562
515	5.350%, 04/03/18	565
5,660	Navient Corp., 8.450%, 06/15/18	6,000
555	PACCAR Financial Corp., 1.600%, 03/15/17	559
2,580	Toyota Motor Credit Corp., 1.450%, 01/12/18	2,581

		55,988

	Diversified Financial Services — 0.7%
2,400	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	936
200	Banque Centrale de Tunisie S.A., (Tunisia), Reg. S, 5.750%, 01/30/25	192
950	CME Group, Inc., 3.000%, 09/15/22	945
1,500	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	863
200	Corp. Financiera de Desarrollo S.A., (Peru), 4.750%, 07/15/25 (e)	199
525	Countrywide Financial Corp., 6.250%, 05/15/16	542
802	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	822
200	Export-Import Bank of India, (India), Reg. S, 4.000%, 01/14/23	200
	General Electric Capital Corp.,
436	1.600%, 11/20/17	435
2,195	2.200%, 01/09/20	2,191

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	123

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Diversified Financial Services — continued
4,671	2.300%, 04/27/17	4,747
750	3.150%, 09/07/22	754
294	5.300%, 02/11/21	331
325	5.500%, 01/08/20	367
790	5.625%, 05/01/18	868
3,370	5.875%, 01/14/38	4,092
145	6.875%, 01/10/39	195
JPY 100,000	Series 15BR, 2.215%, 11/20/20	903
1,100	Series A, 6.750%, 03/15/32	1,443
565	Intercontinental Exchange, Inc., 2.500%, 10/15/18	575
370	MSCI, Inc., 5.250%, 11/15/24 (e)	376
1,000	Murray Street Investment Trust I, SUB, 4.647%, 03/09/17	1,042
170	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	212
790	Nielsen Co. Luxembourg SARL (The), (Luxembourg), 5.500%, 10/01/21 (e)	803
125	Petronas Capital Ltd., (Malaysia), Reg. S, 5.250%, 08/12/19	136
	Shell International Finance B.V., (Netherlands),
425	1.125%, 08/21/17	424
2,545	2.125%, 05/11/20	2,528
500	4.300%, 09/22/19	540
	Siemens Financieringsmaatschappij N.V., (Netherlands),
756	2.900%, 05/27/22 (e)	747
1,830	5.750%, 10/17/16 (e)	1,923
300	6.125%, 08/17/26 (e)	361

		30,692

	Insurance — 0.9%
651	Allstate Corp. (The), 3.150%, 06/15/23	647
	American International Group, Inc.,
1,241	3.875%, 01/15/35	1,127
3,750	4.800%, 07/10/45	3,735
	Aon Corp.,
191	3.500%, 09/30/15	191
240	6.250%, 09/30/40	289
	Berkshire Hathaway Finance Corp.,
496	1.300%, 05/15/18	495
475	3.000%, 05/15/22	482
1,000	5.400%, 05/15/18	1,097
500	5.750%, 01/15/40	588
315	Chubb Corp. (The), 5.750%, 05/15/18	350
642	CNA Financial Corp., 3.950%, 05/15/24	638

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Insurance — continued
	CNO Financial Group, Inc.,
476	4.500%, 05/30/20	490
1,255	5.250%, 05/30/25	1,294
771	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	802
996	Hartford Financial Services Group, Inc. (The), VAR, 8.125%, 06/15/38	1,113
	Liberty Mutual Group, Inc.,
375	6.500%, 05/01/42 (e)	439
920	7.800%, 03/15/37 (e)	1,072
1,271	Marsh & McLennan Cos., Inc., 2.350%, 03/06/20	1,270
152	Massachusetts Mutual Life Insurance Co., 5.375%, 12/01/41 (e)	169
	MassMutual Global Funding II,
2,085	2.500%, 10/17/22 (e)	2,011
382	3.125%, 04/14/16 (e)	388
	MetLife, Inc.,
869	4.050%, 03/01/45	804
160	6.750%, 06/01/16	167
	Metropolitan Life Global Funding I,
924	1.500%, 01/10/18 (e)	919
1,820	3.000%, 01/10/23 (e)	1,777
400	3.650%, 06/14/18 (e)	420
649	3.875%, 04/11/22 (e)	676
	Nationwide Mutual Insurance Co.,
1,465	7.875%, 04/01/33 (e)	1,929
1,000	9.375%, 08/15/39 (e)	1,489
	New York Life Global Funding,
968	1.950%, 02/11/20 (e)	956
2,539	2.150%, 06/18/19 (e)	2,535
303	New York Life Insurance Co., 6.750%, 11/15/39 (e)	394
400	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	420
1,105	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	1,666
1,489	Pricoa Global Funding I, 1.600%, 05/29/18 (e)	1,477
175	Principal Financial Group, Inc., 8.875%, 05/15/19	214
	Principal Life Global Funding II,
492	1.000%, 12/11/15 (e)	492
744	2.250%, 10/15/18 (e)	754
	Prudential Financial, Inc.,
205	5.375%, 06/21/20	229
551	VAR, 5.625%, 06/15/43	566

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Insurance — continued
405	Travelers Cos., Inc. (The), 5.800%, 05/15/18	448
700	Travelers Property Casualty Corp., 7.750%, 04/15/26	929

		37,948

	Real Estate Investment Trusts (REITs) — 0.4%
	American Tower Trust I,
723	1.551%, 03/15/18 (e)	715
200	3.070%, 03/15/23 (e)	195
	Crown Castle International Corp.,
1,188	4.875%, 04/15/22	1,219
1,793	5.250%, 01/15/23	1,876
1,083	DuPont Fabros Technology LP, 5.875%, 09/15/21	1,118
	Equinix, Inc.,
1,000	4.875%, 04/01/20	1,023
208	5.375%, 01/01/22	210
145	5.750%, 01/01/25	145
	Equity Commonwealth,
1,865	5.875%, 09/15/20	2,037
300	6.650%, 01/15/18	323
	HCP, Inc.,
564	2.625%, 02/01/20	559
500	5.375%, 02/01/21	548
367	Potlatch Corp., 7.500%, 11/01/19	411
2,018	Realty Income Corp., 3.875%, 07/15/24	2,018
345	RHP Hotel Properties LP/RHP Finance Corp., 5.000%, 04/15/23 (e)	341
	Simon Property Group LP,
492	4.375%, 03/01/21	530
675	6.125%, 05/30/18	751
415	6.750%, 02/01/40	537
	Ventas Realty LP,
448	3.500%, 02/01/25	424
588	3.750%, 05/01/24	576
304	4.125%, 01/15/26	302

		15,858

	Real Estate Management & Development — 0.0% (g)
420	Kennedy-Wilson, Inc., 5.875%, 04/01/24	409
785	Mattamy Group Corp., (Canada), 6.500%, 11/15/20 (e)	757

		1,166

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Thrifts & Mortgage Finance — 0.1%
2,145	BPCE S.A., (France), 1.625%, 01/26/18	2,147
1,268	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	1,237

		3,384

	Total Financials	366,851

	Health Care — 1.9%
	Biotechnology — 0.3%
	Amgen, Inc.,
1,700	3.625%, 05/22/24	1,678
640	3.875%, 11/15/21	665
325	5.150%, 11/15/41	333
400	5.375%, 05/15/43	418
289	5.650%, 06/15/42	315
150	5.700%, 02/01/19	166
618	5.750%, 03/15/40	676
300	6.375%, 06/01/37	356
130	6.900%, 06/01/38	163
	Baxalta, Inc.,
1,333	3.600%, 06/23/22 (e)	1,332
840	5.250%, 06/23/45 (e)	845
	Celgene Corp.,
751	3.550%, 08/15/22	752
705	3.625%, 05/15/24	693
2,391	5.000%, 08/15/45	2,413
546	Gilead Sciences, Inc., 3.500%, 02/01/25	546

		11,351

	Health Care Equipment & Supplies — 0.2%
	Becton, Dickinson & Co.,
352	3.734%, 12/15/24	351
100	5.000%, 05/15/19	109
400	6.000%, 05/15/39	457
64	Crimson Merger Sub, Inc., 6.625%, 05/15/22 (e)	57
435	Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (e)	442
835	Hologic, Inc., 5.250%, 07/15/22 (e)	851
	Mallinckrodt International Finance S.A., (Luxembourg),
240	3.500%, 04/15/18	241
717	4.750%, 04/15/23	680
561	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, (Luxembourg), 5.750%, 08/01/22 (e)	573
2,137	Medtronic, Inc., 4.375%, 03/15/35 (e)	2,123
645	Teleflex, Inc., 5.250%, 06/15/24	647

		6,531

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	125

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Health Care Providers & Services — 1.1%
224	Aetna, Inc., 4.500%, 05/15/42	217
180	Amsurg Corp., 5.625%, 11/30/20	184
	Anthem, Inc.,
577	3.125%, 05/15/22	557
1,505	3.300%, 01/15/23	1,459
815	Cardinal Health, Inc., 2.400%, 11/15/19	809
1,159	Centene Corp., 4.750%, 05/15/22	1,174
	CHS/Community Health Systems, Inc.,
1,700	5.125%, 08/15/18	1,740
1,025	5.125%, 08/01/21	1,053
970	DaVita HealthCare Partners, Inc., 5.000%, 05/01/25	951
	Fresenius Medical Care U.S. Finance II, Inc.,
660	4.125%, 10/15/20 (e)	672
690	4.750%, 10/15/24 (e)	691
346	5.625%, 07/31/19 (e)	374
750	5.750%, 02/15/21 (e)	812
1,314	5.875%, 01/31/22 (e)	1,419
1,250	6.500%, 09/15/18 (e)	1,381
1,000	6.875%, 07/15/17	1,082
	HCA, Inc.,
947	3.750%, 03/15/19	952
1,050	4.250%, 10/15/19	1,071
1,176	4.750%, 05/01/23	1,192
2,050	5.000%, 03/15/24	2,099
950	5.250%, 04/15/25	985
2,557	5.875%, 03/15/22	2,781
2,810	6.500%, 02/15/20	3,105
	HealthSouth Corp.,
615	5.125%, 03/15/23	609
918	5.750%, 11/01/24	931
1,265	Laboratory Corp. of America Holdings, 3.200%, 02/01/22	1,237
	LifePoint Health, Inc.,
1,216	5.500%, 12/01/21	1,267
600	6.625%, 10/01/20	621
460	McKesson Corp., 0.950%, 12/04/15	460
305	Medco Health Solutions, Inc., 2.750%, 09/15/15	305
785	Memorial Sloan-Kettering Cancer Center, 4.200%, 07/01/55	740
	Omnicare, Inc.,
630	4.750%, 12/01/22	669
420	5.000%, 12/01/24	452

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Health Care Providers & Services — continued
	Tenet Healthcare Corp.,
2,103	4.375%, 10/01/21	2,103
1,250	4.500%, 04/01/21	1,256
210	4.750%, 06/01/20	214
1,962	6.000%, 10/01/20	2,100
1,050	6.250%, 11/01/18	1,138
1,075	Texas Health Resources, 4.330%, 11/15/55	1,043
	UnitedHealth Group, Inc.,
125	3.350%, 07/15/22	128
806	3.375%, 11/15/21	829
98	4.625%, 07/15/35	102
2,195	4.750%, 07/15/45	2,306
	Universal Health Services, Inc.,
172	3.750%, 08/01/19 (e)	175
482	4.750%, 08/01/22 (e)	497

		45,942

	Life Sciences Tools & Services — 0.0% (g)
980	Quintiles Transnational Corp., 4.875%, 05/15/23 (e)	1,000
628	Thermo Fisher Scientific, Inc., 1.300%, 02/01/17	624

		1,624

	Pharmaceuticals — 0.3%
	AbbVie, Inc.,
1,523	1.750%, 11/06/17	1,522
653	3.200%, 11/06/22	645
532	4.500%, 05/14/35	510
	Actavis Funding SCS, (Luxembourg),
542	3.450%, 03/15/22	530
552	4.550%, 03/15/35	507
1,100	Bayer U.S. Finance LLC, 2.375%, 10/08/19 (e)	1,105
920	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	1,151
425	Hospira, Inc., 5.200%, 08/12/20	475
	Merck & Co., Inc.,
1,953	2.350%, 02/10/22	1,905
562	2.800%, 05/18/23	552
	Novartis Capital Corp.,
705	3.400%, 05/06/24	720
335	4.400%, 04/24/20	369
	Pfizer, Inc.,
800	3.000%, 06/15/23	791
250	6.200%, 03/15/19	284
465	Roche Holdings, Inc., 6.000%, 03/01/19 (e)	526

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Pharmaceuticals — continued
	Valeant Pharmaceuticals International, Inc., (Canada),
400	5.375%, 03/15/20 (e)	407
750	5.875%, 05/15/23 (e)	765
450	6.125%, 04/15/25 (e)	463
135	6.375%, 10/15/20 (e)	141
440	6.750%, 08/15/18 (e)	460
555	Wyeth LLC, 5.500%, 02/15/16	567

		14,395

	Total Health Care	79,843

	Industrials — 2.8%
	Aerospace & Defense — 0.3%
589	Airbus Group Finance B.V., (Netherlands), 2.700%, 04/17/23 (e)	568
145	BAE Systems Holdings, Inc., 6.375%, 06/01/19 (e)	164
	Bombardier, Inc., (Canada),
953	4.750%, 04/15/19 (e)	772
217	5.500%, 09/15/18 (e)	190
575	5.750%, 03/15/22 (e)	428
1,000	7.750%, 03/15/20 (e)	835
960	Huntington Ingalls Industries, Inc., 5.000%, 12/15/21 (e)	991
1,066	Lockheed Martin Corp., 4.070%, 12/15/42	986
997	Orbital ATK, Inc., 5.250%, 10/01/21	1,017
3,035	Precision Castparts Corp., 3.250%, 06/15/25	2,983
280	Raytheon Co., 3.150%, 12/15/24	277
700	Triumph Group, Inc., 4.875%, 04/01/21	679
2,471	United Technologies Corp., 4.500%, 06/01/42	2,506

		12,396

	Air Freight & Logistics — 0.0% (g)
669	FedEx Corp., 3.900%, 02/01/35	620
235	United Parcel Service of America, Inc., SUB, 8.375%, 04/01/30	333
534	United Parcel Service, Inc., 2.450%, 10/01/22	523

		1,476

	Airlines — 0.2%
926	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	935
840	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	877
392	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	426
239	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	261

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Airlines — continued
684	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	753
249	Delta Air Lines 2009-1 Series B Pass-Through Trust, Series B, 9.750%, 12/17/16	267
250	Delta Air Lines 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	259
276	Delta Air Lines 2012-1 Class B Pass-Through Trust, Series B, 6.875%, 05/07/19 (e)	298
700	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	780
967	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	1,001
	UAL 2007-1 Pass-Through Trust,
309	Series A, 6.636%, 07/02/22	327
442	Series B, 7.336%, 07/02/19	469

		6,653

	Building Products — 0.2%
	Building Materials Corp. of America,
1,041	5.375%, 11/15/24 (e)	1,041
1,280	6.750%, 05/01/21 (e)	1,339
	Masco Corp.,
534	4.450%, 04/01/25	534
2,982	5.950%, 03/15/22	3,250
95	7.125%, 03/15/20	110
240	Masonite International Corp., (Canada), 5.625%, 03/15/23 (e)	241
643	USG Corp., 5.500%, 03/01/25 (e)	640

		7,155

	Commercial Services & Supplies — 0.4%
	ADT Corp. (The),
361	3.500%, 07/15/22	323
425	4.125%, 04/15/19	431
2,243	4.125%, 06/15/23	2,058
350	5.250%, 03/15/20	358
2,820	6.250%, 10/15/21	2,912
	Clean Harbors, Inc.,
550	5.125%, 06/01/21	555
180	5.250%, 08/01/20	184
	Covanta Holding Corp.,
750	5.875%, 03/01/24	731
1,730	6.375%, 10/01/22	1,778
764	Deluxe Corp., 6.000%, 11/15/20	802
670	Harland Clarke Holdings Corp., 9.750%, 08/01/18 (e)	690
3,910	ILFC E-Capital Trust I, VAR, 4.690%, 12/21/65 (e)	3,675

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	127

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Commercial Services & Supplies — continued
600	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	566
1,000	Jurassic Holdings III, Inc., 6.875%, 02/15/21 (e)	703
	Quebecor World Capital Corp., (Canada),
1,145	6.125%, 10/15/15 (d)	1
1,160	6.500%, 08/01/27 (d)	2
	R.R. Donnelley & Sons Co.,
445	6.500%, 11/15/23	428
525	7.625%, 06/15/20	555
348	Republic Services, Inc., 3.550%, 06/01/22	352
	Waste Management, Inc.,
601	3.125%, 03/01/25	583
294	3.900%, 03/01/35	271

		17,958

	Construction & Engineering — 0.2%
	ABB Finance USA, Inc.,
75	1.625%, 05/08/17	75
303	2.875%, 05/08/22	297
326	4.375%, 05/08/42	320
	AECOM,
1,200	5.750%, 10/15/22 (e)	1,200
1,550	5.875%, 10/15/24 (e)	1,562
1,730	Dycom Investments, Inc., 7.125%, 01/15/21	1,803
360	Fluor Corp., 3.375%, 09/15/21	372
2,670	MasTec, Inc., 4.875%, 03/15/23	2,189
2,825	Tutor Perini Corp., 7.625%, 11/01/18	2,896

		10,714

	Electrical Equipment — 0.1%
550	Eaton Corp., 5.600%, 05/15/18	599
410	EnerSys, 5.000%, 04/30/23 (e)	396
	Power Sector Assets & Liabilities Management Corp., (Philippines),
130	7.250%, 05/27/19 (e)	151
100	7.390%, 12/02/24 (e)	131
	Sensata Technologies B.V., (Netherlands),
1,000	4.875%, 10/15/23 (e)	983
554	5.000%, 10/01/25 (e)	537
170	5.625%, 11/01/24 (e)	174

		2,971

	Industrial Conglomerates — 0.1%
459	Danaher Corp., 3.900%, 06/23/21	494
	General Electric Co.,
425	0.850%, 10/09/15	425
501	2.700%, 10/09/22	490

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Industrial Conglomerates — continued
	Hutchison Whampoa International 12 II Ltd., (Cayman Islands),
437	2.000%, 11/08/17 (e)	438
257	3.250%, 11/08/22 (e)	255
300	J.M. Huber Corp., 9.875%, 11/01/19 (e)	317
215	Koninklijke Philips N.V., (Netherlands), 7.200%, 06/01/26	265

		2,684

	Machinery — 0.2%
1,000	Bluewater Holding B.V., (Netherlands), Reg. S, 10.000%, 12/10/19 (e)	710
1,910	Briggs & Stratton Corp., 6.875%, 12/15/20	2,071
	Caterpillar, Inc.,
198	2.600%, 06/26/22	193
680	3.803%, 08/15/42	617
	CNH Industrial Capital LLC,
850	3.375%, 07/15/19	827
655	3.625%, 04/15/18	650
2,104	Illinois Tool Works, Inc., 3.900%, 09/01/42	1,980
150	Ingersoll-Rand Co., 7.200%, 06/01/25	175
220	Oshkosh Corp., 5.375%, 03/01/25	220
	Parker-Hannifin Corp.,
438	3.300%, 11/21/24	438
440	6.250%, 05/15/38	559

		8,440

	Marine — 0.0% (g)
730	Navios Maritime Holdings, Inc./Navios Maritime Finance II U.S., Inc., 7.375%, 01/15/22 (e)	606
1,389	Ultrapetrol Bahamas Ltd., (Bahamas), 8.875%, 06/15/21	1,083

		1,689

	Professional Services — 0.1%
858	CEB, Inc., 5.625%, 06/15/23 (e)	858
244	FTI Consulting, Inc., 6.000%, 11/15/22	256
1,110	IHS, Inc., 5.000%, 11/01/22	1,123

		2,237

	Road & Rail — 0.6%
1,058	Ashtead Capital, Inc., 6.500%, 07/15/22 (e)	1,100
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
749	5.125%, 06/01/22 (e)	739
515	5.250%, 03/15/25 (e)	488
319	Burlington Northern and Santa Fe Railway Co. 2000-2 Pass-Through Trust, Series 00-2, 7.908%, 01/15/20	353

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Road & Rail — continued
	Burlington Northern Santa Fe LLC,
162	3.000%, 03/15/23	157
2,510	4.150%, 04/01/45	2,280
510	4.375%, 09/01/42	477
1,630	4.700%, 09/01/45	1,626
220	5.650%, 05/01/17	235
1,150	6.700%, 08/01/28	1,433
927	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	1,203
	Canadian Pacific Railway Co., (Canada),
1,680	4.500%, 01/15/22	1,787
165	7.250%, 05/15/19	193
280	9.450%, 08/01/21	372
	CSX Corp.,
284	3.950%, 05/01/50	246
1,075	7.375%, 02/01/19	1,248
	ERAC USA Finance LLC,
200	3.300%, 10/15/22 (e)	198
250	6.375%, 10/15/17 (e)	273
800	6.700%, 06/01/34 (e)	953
200	Georgian Railway JSC, (Georgia), Reg. S, 7.750%, 07/11/22	206
1,200	Hertz Corp. (The), 7.375%, 01/15/21	1,251
400	Kazakhstan Temir Zholy Finance B.V., (Netherlands), Reg. S, 6.950%, 07/10/42	349
	Norfolk Southern Corp.,
462	2.903%, 02/15/23	445
1,415	3.250%, 12/01/21	1,421
595	6.000%, 05/23/11[4]	662
1,767	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375%, 02/01/22 (e)	1,713
100	Russian Railways via RZD Capital plc, (Ireland), 5.739%, 04/03/17	102
576	Ryder System, Inc., 3.600%, 03/01/16	583
	Union Pacific Corp.,
341	4.163%, 07/15/22	363
283	4.300%, 06/15/42	281
3,335	Union Pacific Railroad 2015-1 Pass-Through Trust, 2.695%, 05/12/27	3,235

		25,972

	Trading Companies & Distributors — 0.4%
	Aircastle Ltd., (Bermuda),
647	5.125%, 03/15/21	662
213	6.250%, 12/01/19	231
1,885	7.625%, 04/15/20	2,139

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Trading Companies & Distributors — continued
200	Fly Leasing Ltd., (Bermuda), 6.750%, 12/15/20	206
	International Lease Finance Corp.,
850	4.625%, 04/15/21	865
1,675	6.250%, 05/15/19	1,805
3,595	8.250%, 12/15/20	4,260
675	8.625%, 01/15/22	825
	United Rentals North America, Inc.,
2,178	4.625%, 07/15/23	2,142
1,220	5.750%, 11/15/24	1,202
1,500	6.125%, 06/15/23	1,530
791	WW Grainger, Inc., 4.600%, 06/15/45	811

		16,678

	Total Industrials	117,023

	Information Technology — 1.8%
	Communications Equipment — 0.3%
2,408	Avaya, Inc., 10.500%, 03/01/21 (e)	1,595
566	Brocade Communications Systems, Inc., 4.625%, 01/15/23	541
	Cisco Systems, Inc.,
149	2.900%, 03/04/21	151
3,751	3.000%, 06/15/22	3,756
500	5.500%, 01/15/40	582
375	5.900%, 02/15/39	452
	CommScope, Inc.,
602	4.375%, 06/15/20 (e)	607
100	5.500%, 06/15/24 (e)	97
2,413	Goodman Networks, Inc., 12.125%, 07/01/18	917
	Nokia OYJ, (Finland),
783	5.375%, 05/15/19	832
387	6.625%, 05/15/39	416
930	Plantronics, Inc., 5.500%, 05/31/23 (e)	935
2,817	QUALCOMM, Inc., 4.800%, 05/20/45	2,437

		13,318

	Electronic Equipment, Instruments & Components — 0.1%
1,380	Anixter, Inc., 5.500%, 03/01/23 (e)	1,380
	Arrow Electronics, Inc.,
653	4.000%, 04/01/25	639
250	6.000%, 04/01/20	275
100	7.500%, 01/15/27	120
500	Brightstar Corp., 7.250%, 08/01/18 (e)	526
	CDW LLC/CDW Finance Corp.,
223	5.000%, 09/01/23	220
292	6.000%, 08/15/22	307

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	129

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Electronic Equipment, Instruments & Components — continued
804	Flextronics International Ltd., (Singapore), 5.000%, 02/15/23	809
287	Sanmina Corp., 4.375%, 06/01/19 (e)	288

		4,564

	Internet Software & Services — 0.1%
	eBay, Inc.,
1,741	2.600%, 07/15/22	1,577
750	2.875%, 08/01/21	720
2,500	3.450%, 08/01/24	2,316
500	IAC/InterActiveCorp., 4.750%, 12/15/22	465
	VeriSign, Inc.,
716	4.625%, 05/01/23	698
166	5.250%, 04/01/25	167

		5,943

	IT Services — 0.3%
450	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	444
310	Cardtronics, Inc., 5.125%, 08/01/22	299
	First Data Corp.,
605	5.375%, 08/15/23 (e)	612
2,834	6.750%, 11/01/20 (e)	2,983
2,706	11.250%, 01/15/21	2,990
180	12.625%, 01/15/21	207
	International Business Machines Corp.,
1,599	1.625%, 05/15/20	1,563
720	4.000%, 06/20/42	658
770	5.875%, 11/29/32	909
650	7.000%, 10/30/25	827
491	Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.750%, 04/15/23	518
391	Xerox Corp., 4.800%, 03/01/35	358

		12,368

	Semiconductors & Semiconductor Equipment — 0.3%
	Intel Corp.,
565	2.700%, 12/15/22	548
1,239	3.300%, 10/01/21	1,279
326	3.700%, 07/29/25	330
	Micron Technology, Inc.,
904	5.250%, 08/01/23 (e)	843
667	5.250%, 01/15/24 (e)	619
1,400	5.500%, 02/01/25	1,302
583	5.625%, 01/15/26 (e)	529
582	5.875%, 02/15/22	573

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Semiconductors & Semiconductor Equipment — continued
475	National Semiconductor Corp., 6.600%, 06/15/17	520
	NXP B.V./NXP Funding LLC, (Netherlands),
1,298	4.125%, 06/15/20 (e)	1,300
1,485	4.625%, 06/15/22 (e)	1,470
500	5.750%, 02/15/21 (e)	522
500	5.750%, 03/15/23 (e)	517
462	Texas Instruments, Inc., 1.650%, 08/03/19	455

		10,807

	Software — 0.4%
	Activision Blizzard, Inc.,
1,135	5.625%, 09/15/21 (e)	1,193
2,080	6.125%, 09/15/23 (e)	2,236
	Audatex North America, Inc.,
1,552	6.000%, 06/15/21 (e)	1,516
538	6.125%, 11/01/23 (e)	533
655	Intuit, Inc., 5.750%, 03/15/17	694
	Microsoft Corp.,
519	2.125%, 11/15/22	498
25	2.375%, 02/12/22	25
30	2.375%, 05/01/23	28
545	3.625%, 12/15/23	568
595	4.500%, 10/01/40	612
287	Open Text Corp., (Canada), 5.625%, 01/15/23 (e)	287
	Oracle Corp.,
1,821	2.500%, 10/15/22	1,755
785	Series NOTE, 2.800%, 07/08/21	788
780	4.300%, 07/08/34	774
5,215	4.375%, 05/15/55	4,875
241	5.375%, 07/15/40	268
1,030	6.500%, 04/15/38	1,308

		17,958

	Technology Hardware, Storage & Peripherals — 0.3%
	Apple, Inc.,
1,087	1.000%, 05/03/18	1,075
802	2.150%, 02/09/22	773
1,648	2.400%, 05/03/23	1,573
2,580	2.700%, 05/13/22	2,549
1,270	2.850%, 05/06/21	1,293
981	Dell, Inc., 3.100%, 04/01/16	980
	EMC Corp.,
1,000	1.875%, 06/01/18	996
780	3.375%, 06/01/23	758

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Technology Hardware, Storage & Peripherals — continued
	Hewlett-Packard Co.,
524	4.300%, 06/01/21	545
290	4.375%, 09/15/21	302
250	5.500%, 03/01/18	272
141	6.000%, 09/15/41	141
	NCR Corp.,
343	5.000%, 07/15/22	334
419	5.875%, 12/15/21	426
1,122	6.375%, 12/15/23	1,151

		13,168

	Total Information Technology	78,126

	Materials — 2.1%
	Chemicals — 0.5%
	Agrium, Inc., (Canada),
511	4.125%, 03/15/35	447
1,875	5.250%, 01/15/45	1,850
	Ashland, Inc.,
558	3.875%, 04/15/18	571
1,675	4.750%, 08/15/22	1,662
1,500	Axiall Corp., 4.875%, 05/15/23	1,455
370	Basell Finance Co., B.V., (Netherlands), Class B, 8.100%, 03/15/27 (e)	481
1,520	Celanese U.S. Holdings LLC, 4.625%, 11/15/22	1,480
242	Dow Chemical Co. (The), 4.125%, 11/15/21	251
	E.I. du Pont de Nemours & Co.,
168	2.800%, 02/15/23	161
1,175	4.900%, 01/15/41	1,229
625	6.500%, 01/15/28	776
	Ecolab, Inc.,
363	1.450%, 12/08/17	359
892	2.250%, 01/12/20	888
650	Hexion, Inc., 10.000%, 04/15/20	663
424	Huntsman International LLC, 5.125%, 11/15/22 (e)	403
	LyondellBasell Industries N.V., (Netherlands),
580	5.000%, 04/15/19	627
250	6.000%, 11/15/21	283
	Momentive Performance Materials, Inc.,
625	3.880%, 10/24/21	533
625	8.875%, 10/15/20 (d)	—	(h)
350	Monsanto Co., 4.700%, 07/15/64	304
	Mosaic Co. (The),
429	3.750%, 11/15/21	440
354	4.250%, 11/15/23	359

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Chemicals — continued
429	4.875%, 11/15/41	412
364	5.450%, 11/15/33	381
100	5.625%, 11/15/43	106
	NOVA Chemicals Corp., (Canada),
372	5.000%, 05/01/25 (e)	372
210	5.250%, 08/01/23 (e)	211
240	Nufarm Australia Ltd., (Australia), 6.375%, 10/15/19 (e)	241
200	OCP S.A., (Morocco), Reg. S, 6.875%, 04/25/44	205
400	Olin Corp., 5.500%, 08/15/22	408
	PolyOne Corp.,
750	5.250%, 03/15/23	735
606	7.375%, 09/15/20	630
	Praxair, Inc.,
685	2.650%, 02/05/25	655
375	5.200%, 03/15/17	398
	Rain CII Carbon LLC/CII Carbon Corp.,
600	8.000%, 12/01/18 (e)	561
550	8.250%, 01/15/21 (e)	520
500	Scotts Miracle-Gro Co. (The), 6.625%, 12/15/20	520
1,305	Union Carbide Corp., 7.750%, 10/01/96	1,618
	W.R. Grace & Co.-Conn,
300	5.125%, 10/01/21 (e)	304
100	5.625%, 10/01/24 (e)	103

		23,602

	Construction Materials — 0.4%
1,500	Cemex Espana S.A., (Spain), 9.875%, 04/30/19 (e)	1,635
	Cemex S.A.B. de C.V., (Mexico),
500	5.700%, 01/11/25 (e)	465
7,275	7.250%, 01/15/21 (e)	7,639
1,249	CRH America, Inc., 5.125%, 05/18/45 (e)	1,230
400	Lafarge S.A., (France), 7.125%, 07/15/36	483
	Vulcan Materials Co.,
1,156	4.500%, 04/01/25	1,136
2,496	7.500%, 06/15/21	2,852

		15,440

	Containers & Packaging — 0.2%
	Ball Corp.,
800	4.000%, 11/15/23	754
1,150	5.000%, 03/15/22	1,167
1,040	5.250%, 07/01/25	1,035

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	131

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Containers & Packaging — continued
360	Cascades, Inc., (Canada), 5.500%, 07/15/22 (e)	346
545	Constar International, Inc., 11.000%, 12/31/17 (d)	91
725	Crown Americas LLC/Crown Americas Capital Corp. III, 6.250%, 02/01/21	755
966	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	945
	Graphic Packaging International, Inc.,
576	4.750%, 04/15/21	583
645	4.875%, 11/15/22	648
	Owens-Brockway Glass Container, Inc.,
535	5.000%, 01/15/22 (e)	527
202	5.875%, 08/15/23 (e)	205
	Sealed Air Corp.,
265	4.875%, 12/01/22 (e)	265
765	5.125%, 12/01/24 (e)	774
275	6.500%, 12/01/20 (e)	305
826	Silgan Holdings, Inc., 5.500%, 02/01/22	853

		9,253

	Metals & Mining — 0.9%
650	AK Steel Corp., 8.750%, 12/01/18	650
	Alcoa, Inc.,
2,820	5.125%, 10/01/24	2,764
1,024	5.400%, 04/15/21	1,055
940	5.720%, 02/23/19	987
2,159	5.870%, 02/23/22	2,234
813	5.900%, 02/01/27	813
544	6.150%, 08/15/20	578
1,072	6.750%, 01/15/28	1,142
805	Allegheny Technologies, Inc., 6.625%, 08/15/23	710
	ArcelorMittal, (Luxembourg),
765	6.125%, 06/01/25	706
1,840	6.250%, 03/01/21	1,815
6,445	7.000%, 02/25/22	6,429
1,000	7.750%, 10/15/39	927
	BHP Billiton Finance USA Ltd., (Australia),
575	5.400%, 03/29/17	610
120	6.500%, 04/01/19	137
372	BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, (Australia), 7.125%, 05/01/18 (e)	364
	Commercial Metals Co.,
770	4.875%, 05/15/23	681
785	6.500%, 07/15/17	813

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Metals & Mining — continued
450	Corp. Nacional del Cobre de Chile, (Chile), 4.875%, 11/04/44 (e)	402
	Freeport-McMoRan, Inc.,
1,010	2.150%, 03/01/17	963
3,000	5.450%, 03/15/43	2,130
	Glencore Finance Canada Ltd., (Canada),
3,000	5.550%, 10/25/42 (e)	2,431
100	6.900%, 11/15/37 (e)	95
918	Kaiser Aluminum Corp., 8.250%, 06/01/20	978
590	Lundin Mining Corp., (Canada), 7.500%, 11/01/20 (e)	583
1,025	New Gold, Inc., (Canada), 6.250%, 11/15/22 (e)	866
1,510	Nucor Corp., 6.400%, 12/01/37	1,749
660	Placer Dome, Inc., (Canada), 6.450%, 10/15/35	595
	Rio Tinto Finance USA Ltd., (Australia),
538	3.500%, 11/02/20	556
1,121	3.750%, 09/20/21	1,133
500	9.000%, 05/01/19	613
150	Southern Copper Corp., 5.875%, 04/23/45	128
	Steel Dynamics, Inc.,
915	5.125%, 10/01/21	897
235	5.250%, 04/15/23	228
870	5.500%, 10/01/24	845
605	6.125%, 08/15/19	627
605	6.375%, 08/15/22	625
1,001	Teck Resources Ltd., (Canada), 3.750%, 02/01/23	751
160	Vale Overseas Ltd., (Cayman Islands), 6.875%, 11/21/36	136

		40,746

	Paper & Forest Products — 0.1%
	Clearwater Paper Corp.,
760	4.500%, 02/01/23	722
750	5.375%, 02/01/25 (e)	733
250	Louisiana-Pacific Corp., 7.500%, 06/01/20	264
867	PH Glatfelter Co., 5.375%, 10/15/20	878

		2,597

	Total Materials	91,638

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 1.7%
298	Altice Financing S.A., (Luxembourg), 6.625%, 02/15/23 (e)	297

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Diversified Telecommunication Services — continued
	AT&T, Inc.,
607	0.900%, 02/12/16	607
220	2.450%, 06/30/20	218
1,276	3.000%, 06/30/22	1,225
465	3.875%, 08/15/21	476
1,543	4.300%, 12/15/42	1,315
466	4.350%, 06/15/45	399
407	4.750%, 05/15/46	371
4,200	4.800%, 06/15/44	3,860
1,030	5.350%, 09/01/40	1,012
610	5.500%, 02/01/18	658
1,500	6.300%, 01/15/38	1,641
600	Bellsouth Capital Funding Corp., 7.875%, 02/15/30	727
2,025	BellSouth Corp., 6.875%, 10/15/31	2,310
52	BellSouth Telecommunications LLC, 6.300%, 12/15/15	52
	CCO Holdings LLC/CCO Holdings Capital Corp.,
576	5.250%, 03/15/21	582
1,140	5.375%, 05/01/25 (e)	1,107
592	5.875%, 05/01/27 (e)	580
1,266	6.500%, 04/30/21	1,323
225	6.625%, 01/31/22	237
215	7.000%, 01/15/19	222
1,049	CenturyLink, Inc., 5.625%, 04/01/25 (e)	937
	Deutsche Telekom International Finance B.V., (Netherlands),
100	6.750%, 08/20/18	113
1,000	8.750%, 06/15/30	1,416
3,139	Embarq Corp., 7.995%, 06/01/36	3,319
	Frontier Communications Corp.,
685	7.125%, 03/15/19	702
205	8.125%, 10/01/18	221
400	8.500%, 04/15/20	411
1,090	9.000%, 08/15/31	961
4,234	9.250%, 07/01/21	4,351
590	GTE Corp., 6.940%, 04/15/28	698
	Intelsat Jackson Holdings S.A., (Luxembourg),
700	6.625%, 12/15/22	613
1,015	7.250%, 04/01/19	992
1,550	7.250%, 10/15/20	1,490
255	Intelsat Luxembourg S.A., (Luxembourg), 7.750%, 06/01/21	191
	Level 3 Financing, Inc.,
1,959	6.125%, 01/15/21	2,052

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Telecommunication Services — continued
4,341	7.000%, 06/01/20	4,569
763	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	763
1,190	Qwest Capital Funding, Inc., 7.750%, 02/15/31	1,142
330	Qwest Corp., 7.250%, 09/15/25	363
400	Sprint Capital Corp., 8.750%, 03/15/32	378
190	Telecom Italia Capital S.A., (Luxembourg), 7.721%, 06/04/38	217
	Telefonica Emisiones S.A.U., (Spain),
82	5.134%, 04/27/20	91
138	5.462%, 02/16/21	154
1,231	UPCB Finance IV Ltd., (Cayman Islands), 5.375%, 01/15/25 (e)	1,194
436	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	468
716	UPCB Finance VI Ltd., (Cayman Islands), 6.875%, 01/15/22 (e)	762
	Verizon Communications, Inc.,
447	3.000%, 11/01/21	441
590	3.500%, 11/01/24	576
2,102	4.150%, 03/15/24	2,148
482	4.400%, 11/01/34	444
1,868	4.500%, 09/15/20	2,007
646	4.522%, 09/15/48	577
2,071	4.672%, 03/15/55	1,794
6,011	4.862%, 08/21/46	5,665
705	5.150%, 09/15/23	773
27	6.400%, 09/15/33	31
153	6.550%, 09/15/43	181
1,523	Verizon New England, Inc., 7.875%, 11/15/29	1,928
2,000	Verizon Pennsylvania LLC, 8.350%, 12/15/30	2,490
350	Virgin Media Finance plc, (United Kingdom), 5.750%, 01/15/25 (e)	352
395	Virgin Media Secured Finance plc, (United Kingdom), 5.250%, 01/15/26 (e)	383
1,287	Wind Acquisition Finance S.A., (Luxembourg), 4.750%, 07/15/20 (e)	1,297
	Windstream Services LLC,
445	6.375%, 08/01/23	327
210	7.500%, 06/01/22	166
4,910	7.500%, 04/01/23	3,842
740	7.750%, 10/01/21	603

		73,812

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	133

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Wireless Telecommunication Services — 0.6%
	America Movil S.A.B. de C.V., (Mexico),
732	2.375%, 09/08/16	738
1,266	3.125%, 07/16/22	1,236
300	6.125%, 03/30/40	337
1,000	Crown Castle Towers LLC, 6.113%, 01/15/20 (e)	1,121
200	Empresa Nacional de Telecomunicaciones S.A., (Chile), 4.750%, 08/01/26 (e)	193
240	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	271
3,029	SoftBank Group Corp., (Japan), 4.500%, 04/15/20 (e)	3,030
	Sprint Communications, Inc.,
2,050	7.000%, 03/01/20 (e)	2,177
900	7.000%, 08/15/20	889
1,669	9.000%, 11/15/18 (e)	1,859
	Sprint Corp.,
110	7.125%, 06/15/24	102
88	7.250%, 09/15/21	85
189	7.875%, 09/15/23	182
	T-Mobile USA, Inc.,
277	5.250%, 09/01/18	284
806	6.000%, 03/01/23	822
867	6.125%, 01/15/22	894
5,676	6.250%, 04/01/21	5,862
1,460	6.375%, 03/01/25	1,492
188	6.464%, 04/28/19	193
146	6.500%, 01/15/24	150
305	6.625%, 11/15/20	316
1,294	6.625%, 04/01/23	1,350
265	6.633%, 04/28/21	277
323	6.731%, 04/28/22	339
159	6.836%, 04/28/23	166
1,160	Vodafone Group plc, (United Kingdom), 1.625%, 03/20/17	1,159

		25,524

	Total Telecommunication Services	99,336

	Utilities — 1.9%
	Electric Utilities — 0.9%
	Alabama Power Co.,
234	3.750%, 03/01/45	204
891	6.125%, 05/15/38	1,084
589	Arizona Public Service Co., 2.200%, 01/15/20	589
1,016	Baltimore Gas & Electric Co., 2.800%, 08/15/22	995

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Electric Utilities — continued
200	Comision Federal de Electricidad, (Mexico), Reg. S, 5.750%, 02/14/42	193
	DTE Electric Co.,
340	3.900%, 06/01/21	362
381	3.950%, 06/15/42	360
	Duke Energy Carolinas LLC,
780	4.300%, 06/15/20	851
200	5.250%, 01/15/18	217
1,100	6.050%, 04/15/38	1,372
115	Duke Energy Florida LLC, 5.650%, 06/15/18	127
280	Duke Energy Indiana, Inc., 3.750%, 07/15/20	299
	Duke Energy Progress LLC,
607	2.800%, 05/15/22	597
305	4.100%, 05/15/42	299
90	5.300%, 01/15/19	100
500	6.300%, 04/01/38	633
526	Electricite de France S.A., (France), 2.150%, 01/22/19 (e)	528
1,200	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	1,314
200	Eskom Holdings SOC Ltd., (South Africa), 7.125%, 02/11/25 (e)	194
	Georgia Power Co.,
140	5.950%, 02/01/39	159
562	Series Z, 5.250%, 12/15/15	569
400	Hrvatska Elektroprivreda, (Croatia), 6.000%, 11/09/17 (e)	416
	Hydro-Quebec, (Canada),
1,028	9.400%, 02/01/21	1,367
842	Series HY, 8.400%, 01/15/22	1,111
460	John Sevier Combined Cycle Generation LLC, 4.626%, 01/15/42	503
988	Massachusetts Electric Co., 5.900%, 11/15/39 (e)	1,189
860	MidAmerican Energy Co., 5.300%, 03/15/18	935
	Nevada Power Co.,
446	5.375%, 09/15/40	507
600	7.125%, 03/15/19	700
	NextEra Energy Capital Holdings, Inc.,
398	2.400%, 09/15/19	394
199	7.875%, 12/15/15	203
300	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	327
	Northern States Power Co.,
173	5.350%, 11/01/39	204
765	6.250%, 06/01/36	984

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Electric Utilities — continued
	Pacific Gas & Electric Co.,
898	3.500%, 06/15/25	898
214	3.750%, 08/15/42	191
267	4.500%, 12/15/41	268
1,010	5.625%, 11/30/17	1,096
	PacifiCorp,
700	3.850%, 06/15/21	745
880	5.750%, 04/01/37	1,045
250	Series F, 7.240%, 08/16/23	307
	PECO Energy Co.,
880	2.375%, 09/15/22	849
1,880	5.350%, 03/01/18	2,054
360	Potomac Electric Power Co., 6.500%, 11/15/37	461
929	PPL Electric Utilities Corp., 2.500%, 09/01/22	897
	Public Service Co. of Colorado,
312	2.250%, 09/15/22	298
198	3.200%, 11/15/20	204
35	6.500%, 08/01/38	47
202	Public Service Co. of New Hampshire, 3.500%, 11/01/23	209
	Public Service Co. of Oklahoma,
88	5.150%, 12/01/19	98
1,100	Series G, 6.625%, 11/15/37	1,421
	Public Service Electric & Gas Co.,
155	5.300%, 05/01/18	169
416	5.375%, 11/01/39	478
104	South Carolina Electric & Gas Co., 4.500%, 06/01/64	96
	Southern California Edison Co.,
797	1.845%, 02/01/22	792
450	Series 06-E, 5.550%, 01/15/37	527
285	Series 08-A, 5.950%, 02/01/38	350
292	Southern Co. (The), 1.950%, 09/01/16	295
842	Southwestern Electric Power Co., Series J, 3.900%, 04/01/45	739
120	Union Electric Co., 8.450%, 03/15/39	192
	Virginia Electric & Power Co.,
900	2.750%, 03/15/23	876
490	3.450%, 02/15/24	498
235	6.350%, 11/30/37	299
670	8.875%, 11/15/38	1,043
73	Wisconsin Electric Power Co., 2.950%, 09/15/21	74
36	Xcel Energy, Inc., 4.800%, 09/15/41	37

		37,439

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Gas Utilities — 0.3%
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,315	6.250%, 08/20/19	1,345
649	6.500%, 05/20/21	655
369	Boston Gas Co., 4.487%, 02/15/42 (e)	374
570	CenterPoint Energy Resources Corp., 6.625%, 11/01/37	705
	Sabine Pass Liquefaction LLC,
2,213	5.625%, 04/15/23	2,149
578	5.625%, 03/01/25 (e)	559
905	5.625%, 02/01/21	892
2,500	5.750%, 05/15/24	2,444
1,071	6.250%, 03/15/22	1,076
1,575	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.500%, 06/01/24	1,492

		11,691

	Independent Power & Renewable Electricity Producers — 0.5%
	AES Corp.,
240	4.875%, 05/15/23	223
275	5.500%, 03/15/24	263
615	5.500%, 04/15/25	578
4,000	7.375%, 07/01/21	4,310
900	8.000%, 06/01/20	1,040
1,500	VAR, 3.324%, 06/01/19	1,485
	Calpine Corp.,
2,066	5.875%, 01/15/24 (e)	2,169
1,500	6.000%, 01/15/22 (e)	1,596
960	Exelon Generation Co. LLC, 2.950%, 01/15/20	962
	NRG Energy, Inc.,
200	6.250%, 07/15/22	195
425	6.250%, 05/01/24	404
4,143	6.625%, 03/15/23	4,070
2,000	7.625%, 01/15/18	2,110
1,121	PSEG Power LLC, 5.125%, 04/15/20	1,231
	Talen Energy Supply LLC,
1,763	4.625%, 07/15/19 (e)	1,666
937	6.500%, 06/01/25 (e)	869
354	TerraForm Power Operating LLC, 5.875%, 02/01/23 (e)	337

		23,508

	Multi-Utilities — 0.2%
1,037	Berkshire Hathaway Energy Co., 3.500%, 02/01/25	1,039
300	Consolidated Edison Co. of New York, Inc., Series 09-C, 5.500%, 12/01/39	343

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	135

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Multi-Utilities — continued
	Consumers Energy Co.,
491	4.350%, 08/31/64	473
925	6.700%, 09/15/19	1,078
	Dominion Resources, Inc.,
400	7.000%, 06/15/38	497
46	Series C, 4.900%, 08/01/41	47
785	Series F, 5.250%, 08/01/33	840
434	DTE Energy Co., 2.400%, 12/01/19	433
585	NiSource Finance Corp., 6.400%, 03/15/18	650
555	NRG Yield Operating LLC, 5.375%, 08/15/24	534
	San Diego Gas & Electric Co.,
249	4.500%, 08/15/40	262
685	6.000%, 06/01/26	844
500	6.000%, 06/01/39	626
	Sempra Energy,
406	3.550%, 06/15/24	401
255	6.150%, 06/15/18	285
75	6.500%, 06/01/16	78
589	9.800%, 02/15/19	730

		9,160

	Water Utilities — 0.0% (g)
622	American Water Capital Corp., 3.400%, 03/01/25	623

	Total Utilities	82,421

	Total Corporate Bonds (Cost $1,328,058)	1,314,332

Foreign Government Securities — 1.3%
600	Egypt Government International Bond, (Egypt), 5.875%, 06/11/25 (e)	578
200	Export Credit Bank of Turkey, (Turkey), Reg. S, 5.375%, 11/04/16	205
	Federative Republic of Brazil, (Brazil),
1,100	4.250%, 01/07/25	1,020
47	7.125%, 01/20/37	49
36	8.250%, 01/20/34	42
249	12.250%, 03/06/30	410
22	Series A, 8.000%, 01/15/18	24
200	Government of Bermuda, (Bermuda), 4.138%, 01/03/23 (e)	200
	Government of Dominican Republic, (Dominican Republic),
300	Reg. S, 5.500%, 01/27/25	296
240	Reg. S, 5.875%, 04/18/24	243
100	Reg. S, 6.600%, 01/28/24	105
130	6.850%, 01/27/45 (e)	128

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

420	Reg. S, 7.450%, 04/30/44	440
300	Reg. S, 7.500%, 05/06/21	332
133	Reg. S, 9.040%, 01/23/18	142
	Government of Jamaica, (Jamaica),
200	7.875%, 07/28/45	197
200	8.000%, 06/24/19	219
100	8.000%, 03/15/39	110
100	9.250%, 10/17/25	122
99	10.625%, 06/20/17	111
200	Instituto Costarricense de Electricidad, (Costa Rica), Reg. S, 6.375%, 05/15/43	164
2,000	Israel Government AID Bond, (Israel), 5.500%, 09/18/33	2,597
200	Kingdom of Morocco, (Morocco), Reg. S, 4.250%, 12/11/22	202
200	Plurinational State of Bolivia, (Bolivia), Reg. S, 5.950%, 08/22/23	207
655	Province of Nova Scotia, (Canada), 9.250%, 03/01/20	841
	Province of Quebec, (Canada),
300	Series A, 6.350%, 01/30/26	379
2,220	Series NN, 7.125%, 02/09/24	2,898
	Provincia de Buenos Aires, (Argentina),
550	Reg. S, 9.375%, 09/14/18	547
100	Reg. S, 9.625%, 04/18/28	94
100	Reg. S, 10.875%, 01/26/21	99
210	Reg. S, 11.750%, 10/05/15	208
AUD 1,400	Queensland Treasury Corp., (Australia), Reg. S, Series 18, 6.000%, 02/21/18	1,091
500	Republic of Angola, (Netherlands), Reg. S, 7.000%, 08/16/19	490
759	Republic of Argentina, (Argentina), 7.000%, 10/03/15	759
400	Republic of Belarus, (Belarus), Reg. S, 8.950%, 01/26/18	392
	Republic of Belize, (Belize),
126	Reg. S, SUB, 5.000%, 02/20/38	93
38	SUB, 5.000%, 02/20/38 (e)	28
	Republic of Colombia, (Colombia),
200	2.625%, 03/15/23	180
COP 185,000	4.375%, 03/21/23	52
799	5.000%, 06/15/45	711
200	6.125%, 01/18/41	208
100	7.375%, 01/27/17	108
100	7.375%, 03/18/19	114
140	7.375%, 09/18/37	165
240	8.125%, 05/21/24	301
370	10.375%, 01/28/33	537

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Republic of Costa Rica, (Costa Rica),
200	Reg. S, 4.250%, 01/26/23	183
400	Reg. S, 7.000%, 04/04/44	374
200	7.158%, 03/12/45 (e)	187
	Republic of Croatia, (Croatia),
200	Reg. S, 5.500%, 04/04/23	207
200	Reg. S, 6.250%, 04/27/17	210
200	6.375%, 03/24/21 (e)	216
100	Reg. S, 6.625%, 07/14/20	109
200	Reg. S, 6.750%, 11/05/19	218
	Republic of Ecuador, (Ecuador),
200	Reg. S, 7.950%, 06/20/24	143
300	Reg. S, 9.375%, 12/15/15	294
600	10.500%, 03/24/20 (e)	478
	Republic of El Salvador, (El Salvador),
200	Reg. S, 5.875%, 01/30/25	187
60	Reg. S, 6.375%, 01/18/27	57
230	Reg. S, 7.750%, 01/24/23	244
309	Reg. S, 8.250%, 04/10/32	325
	Republic of Ghana, (Ghana),
200	Reg. S, 7.875%, 08/07/23	178
200	Reg. S, 8.125%, 01/18/26	177
200	Republic of Guatemala, (Guatemala), Reg. S, 5.750%, 06/06/22	210
400	Republic of Honduras, (Honduras), Reg. S, 8.750%, 12/16/20	445
	Republic of Hungary, (Hungary),
552	5.375%, 02/21/23	601
670	5.375%, 03/25/24	730
140	5.750%, 11/22/23	156
468	6.250%, 01/29/20	528
308	6.375%, 03/29/21	351
	Republic of Indonesia, (Indonesia),
200	Reg. S, 3.375%, 04/15/23	185
200	Reg. S, 4.125%, 01/15/25	192
100	Reg. S, 5.875%, 03/13/20	110
200	Reg. S, 5.875%, 01/15/24	215
200	Reg. S, 6.750%, 01/15/44	222
200	Reg. S, 7.750%, 01/17/38	243
200	Reg. S, 8.500%, 10/12/35	258
100	Reg. S, 11.625%, 03/04/19	129
	Republic of Ivory Coast, (Ivory Coast),
300	Reg. S, 5.375%, 07/23/24	271
300	Reg. S, SUB, 5.750%, 12/31/32	271
200	6.375%, 03/03/28 (e)	186

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Republic of Kazakhstan, (Kazakhstan),
200	Reg. S, 3.875%, 10/14/24	182
240	5.125%, 07/21/25 (e)	235
200	Republic of Kenya, (Kenya), Reg. S, 6.875%, 06/24/24	194
	Republic of Lebanon, (Lebanon),
130	4.500%, 04/22/16	129
50	5.450%, 11/28/19	50
400	6.375%, 03/09/20	413
350	Reg. S, 6.600%, 11/27/26	351
905	Reg. S, 8.250%, 04/12/21	1,002
250	9.000%, 03/20/17	266
	Republic of Lithuania, (Lithuania),
300	Reg. S, 6.125%, 03/09/21	347
309	Reg. S, 7.375%, 02/11/20	369
200	Republic of Namibia, (Namibia), Reg. S, 5.500%, 11/03/21	211
654	Republic of Pakistan, (Pakistan), Reg. S, 6.875%, 06/01/17	679
	Republic of Panama, (Panama),
400	4.000%, 09/22/24	399
200	4.300%, 04/29/53	172
180	6.700%, 01/26/36	219
120	8.875%, 09/30/27	168
226	9.375%, 04/01/29	330
400	Republic of Paraguay, (Paraguay), Reg. S, 4.625%, 01/25/23	400
	Republic of Peru, (Peru),
160	4.125%, 08/25/27	158
330	5.625%, 11/18/50	353
100	6.550%, 03/14/37	120
150	7.350%, 07/21/25	190
373	8.750%, 11/21/33	542
	Republic of Philippines, (Philippines),
200	3.950%, 01/20/40	204
200	4.200%, 01/21/24	220
PHP 8,000	4.950%, 01/15/21	176
130	6.500%, 01/20/20	153
790	7.750%, 01/14/31	1,144
100	9.500%, 02/02/30	162
210	10.625%, 03/16/25	336
	Republic of Poland, (Poland),
520	3.000%, 03/17/23	516
220	4.000%, 01/22/24	231
229	5.000%, 03/23/22	255
90	5.125%, 04/21/21	101

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	137

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Republic of Romania, (Romania),
60	Reg. S, 4.375%, 08/22/23	63
142	Reg. S, 4.875%, 01/22/24	153
218	Reg. S, 6.125%, 01/22/44	254
160	Reg. S, 6.750%, 02/07/22	188
200	Republic of Senegal, (Senegal), Reg. S, 6.250%, 07/30/24	186
	Republic of Serbia, (Serbia),
300	5.250%, 11/21/17 (e)	311
52	Reg. S, SUB, 6.750%, 11/01/24	53
800	Reg. S, 7.250%, 09/28/21	904
	Republic of South Africa, (South Africa),
200	4.665%, 01/17/24	200
300	5.500%, 03/09/20	322
650	5.875%, 09/16/25	702
ZAR 13,700	7.250%, 01/15/20	1,011
	Republic of Sri Lanka, (Sri Lanka),
300	Reg. S, 6.250%, 10/04/20	302
200	Reg. S, 6.250%, 07/27/21	201
	Republic of Turkey, (Turkey),
200	4.250%, 04/14/26	188
400	5.625%, 03/30/21	425
560	5.750%, 03/22/24	596
285	6.000%, 01/14/41	290
115	6.875%, 03/17/36	129
170	7.000%, 03/11/19	189
200	7.000%, 06/05/20	225
365	7.375%, 02/05/25	429
	Republic of Ukraine, (Ukraine),
200	Reg. S, 6.250%, 06/17/16	146
400	Reg. S, 6.580%, 11/21/16	292
100	Reg. S, 6.580%, 11/21/16	73
500	Reg. S, 7.800%, 11/28/22	365
400	Reg. S, 9.250%, 07/24/17	292
	Republic of Uruguay, (Uruguay),
511	5.100%, 06/18/50	468
379	7.625%, 03/21/36	489
65	7.875%, 01/15/33	84
	Republic of Venezuela, (Venezuela),
145	Reg. S, 6.000%, 12/09/20	51
314	Reg. S, 7.000%, 03/31/38	108
330	Reg. S, 7.750%, 10/13/19	116
80	Reg. S, 9.250%, 05/07/28	29
810	9.375%, 01/13/34	296
240	Reg. S, 11.950%, 08/05/31	97

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Republic of Vietnam, (Vietnam),
200	Reg. S, 4.800%, 11/19/24	192
200	Reg. S, 6.750%, 01/29/20	218
290	Republic of Zambia, (Zambia), 8.970%, 07/30/27 (e)	265
	Russian Federation, (Russia),
800	Reg. S, 3.500%, 01/16/19	783
600	Reg. S, 5.000%, 04/29/20	608
400	Reg. S, 5.625%, 04/04/42	362
153	Reg. S, SUB, 7.500%, 03/31/30	180
AUD 1,500	South Australian Government Financing Authority, (Australia), Series 17, 5.750%, 09/20/17	1,148
	United Mexican States, (Mexico),
1,535	3.600%, 01/30/25	1,506
300	3.625%, 03/15/22	301
150	5.550%, 01/21/45	157
MXN 4,300	10.000%, 12/05/24	329

	Total Foreign Government Securities (Cost $57,170)	54,781

Mortgage Pass-Through Securities — 12.9%
	Federal Home Loan Mortgage Corp.,
30	ARM, 2.000%, 08/01/36	31
202	ARM, 2.142%, 10/01/36	214
66	ARM, 2.237%, 05/01/37	70
460	ARM, 2.334%, 10/01/37	495
152	ARM, 2.665%, 03/01/36	162
412	ARM, 3.094%, 03/01/36	438
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
2,547	4.000%, 02/01/26	2,717
171	4.500%, 10/01/18	178
16	5.000%, 05/01/18	17
2,104	5.500%, 01/01/21 - 12/01/24	2,282
129	6.000%, 11/01/21	136
12	7.500%, 01/01/17	12
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
6,476	4.000%, 01/01/32	6,969
1,804	6.000%, 02/01/28	2,035
329	6.500%, 11/01/22	376
226	7.000%, 01/01/27	256
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
16,659	3.000%, 12/01/42 - 02/01/43	16,761
63	4.000%, 09/01/33	67
1,478	4.500%, 05/01/41	1,613

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Mortgage Pass-Through Securities — continued
27		6.000%, 02/01/29	31
465		6.500%, 01/01/24 - 11/01/36	532
455		7.000%, 09/01/24 - 10/01/36	513
43		7.500%, 10/01/19 - 02/01/27	47
69		8.000%, 08/01/27	85
		Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
1,224		7.500%, 01/01/32 - 12/01/36	1,446
187		10.000%, 10/01/30	208
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
12,838		3.500%, 09/01/32 - 06/01/42	13,429
3,769		4.000%, 06/01/42 - 10/01/42	4,062
—	(h)	7.000%, 03/01/16	—	(h)
—	(h)	Federal Home Loan Mortgage Corp., 30 Year, Single Family, 12.000%, 07/01/19	—	(h)
		Federal National Mortgage Association,
115		ARM, 1.709%, 07/01/37	120
184		ARM, 2.023%, 07/01/37	194
74		ARM, 2.083%, 04/01/37	79
143		ARM, 2.251%, 01/01/34	152
197		ARM, 2.345%, 05/01/35	209
294		ARM, 2.354%, 03/01/37	314
361		ARM, 2.368%, 04/01/37	385
22		ARM, 2.625%, 10/01/33	22
		Federal National Mortgage Association, 15 Year, Single Family,
154		4.000%, 07/01/18	162
1,140		5.000%, 05/01/18 - 07/01/25	1,207
36		5.500%, 08/01/17	37
370		6.000%, 09/01/19 - 08/01/22	395
—	(h)	8.000%, 01/01/16	—	(h)
		Federal National Mortgage Association, 20 Year, Single Family,
646		3.500%, 12/01/30	678
336		6.000%, 04/01/24	379
208		6.500%, 11/01/18	239
		Federal National Mortgage Association, 30 Year, Single Family,
16,564		3.000%, 01/01/43 - 02/01/43	16,712
19,186		4.000%, 06/01/43	20,750
16,492		4.500%, 12/01/39 - 09/01/40	17,922
1,522		5.000%, 10/01/39	1,693
674		5.500%, 12/01/28 - 09/01/34	759
3,125		6.000%, 03/01/34 - 08/01/37	3,560
448		6.500%, 04/01/28 - 10/01/38	516
671		7.000%, 03/01/28 - 04/01/37	794

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

184	7.500%, 10/01/26 - 11/01/38	215
3,069	8.000%, 08/01/22 - 12/01/36	3,748
29	8.500%, 10/01/25 - 12/01/25	32
3	9.000%, 01/01/19 - 04/01/25	3
	Federal National Mortgage Association, Other,
3,786	ARM, 0.537%, 01/01/23	3,784
2,923	1.770%, 02/01/20	2,934
1,811	2.140%, 04/01/19	1,846
3,824	2.410%, 01/01/23	3,831
7,436	2.440%, 02/01/23	7,455
10,050	2.480%, 02/01/25	9,835
4,013	2.510%, 01/01/23	4,044
18,777	2.640%, 06/01/25	18,447
3,900	2.650%, 03/01/23	3,881
18,325	2.730%, 04/01/25	18,166
1,449	2.750%, 03/01/22	1,488
4,852	2.764%, 06/01/23	4,975
18,640	2.810%, 04/01/25	18,616
11,707	2.880%, 07/01/27	11,552
15,500	2.900%, 12/01/24	15,670
10,000	2.920%, 01/01/25	10,091
31,595	2.965%, 12/01/24	32,010
11,233	3.050%, 09/01/24	11,480
29,120	3.070%, 02/01/25	29,814
9,942	3.074%, 12/01/24	10,193
1,750	3.370%, 11/01/20	1,862
1,680	3.380%, 01/01/18	1,750
5,304	3.450%, 01/01/24	5,648
86,348	3.500%, 05/01/32 - 06/01/43	90,442
15,000	3.510%, 08/01/23	15,883
1,530	3.590%, 10/01/20	1,643
4,999	3.640%, 12/01/23	5,382
1,559	3.660%, 12/01/21	1,677
1,424	3.743%, 06/01/18	1,507
5,300	3.760%, 03/01/24	5,699
1,000	3.770%, 09/01/21	1,086
1,550	3.810%, 01/01/19	1,654
13,966	4.000%, 07/01/42 - 07/01/43	15,047
1,275	4.060%, 07/01/21	1,401
2,020	4.180%, 12/01/19	2,200
3,670	4.260%, 12/01/19	4,010
6,060	4.340%, 06/01/21	6,737
2,322	4.369%, 02/01/20	2,551
3,000	4.399%, 02/01/20	3,315
13,313	4.500%, 01/01/20 - 11/01/43	14,679
1,893	4.640%, 01/01/21	2,124

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	139

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Mortgage Pass-Through Securities — continued
211	5.000%, 12/01/32 - 08/01/33	229
143	5.500%, 09/01/17	147
43	6.500%, 04/01/36 - 07/01/36	45
	Government National Mortgage Association II, 30 Year, Single Family,
3,826	6.000%, 11/20/32 - 09/20/38	4,349
936	6.500%, 02/20/29 - 10/20/39	1,096
2,814	7.000%, 06/20/32 - 01/20/39	3,355
259	7.500%, 08/20/25 - 05/20/32	303
675	8.000%, 08/20/26 - 09/20/31	842
293	Government National Mortgage Association, 15 Year, Single Family, 6.500%, 10/15/23	321
	Government National Mortgage Association, 30 Year, Single Family,
7,778	6.000%, 08/15/36	8,992
212	6.500%, 02/15/28 - 10/15/29	243
67	7.000%, 02/15/24 - 11/15/27	74
67	7.250%, 09/15/21 - 01/15/28	71
40	7.500%, 10/15/22 - 02/15/27	41
3	7.750%, 02/15/27	3
2	8.500%, 11/15/25	2
37	9.000%, 09/15/16 - 01/15/25	40
3	10.000%, 11/15/20	3

	Total Mortgage Pass-Through Securities (Cost $548,340)	553,023

Municipal Bonds — 0.3% (t)
	California — 0.1%
1,000	Los Angeles City Department of Airports, International Airport, Series C, Rev., 6.582%, 05/15/39	1,277
774	University of California, Series AD, Rev., 4.858%, 05/15/12[6]	734

		2,011

	District of Columbia — 0.0% (g)
345	District of Columbia Water & Sewer Authority, Public Utility, Senior Lien, Series A, Rev., 4.814%, 10/01/14[5]	342

	Illinois — 0.0% (g)
1,960	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	1,819

	New York — 0.1%
	New York State Dormitory Authority, State Personal Income Tax, General Purpose,
560	Series H, Rev, 5.289%, 03/15/33	641
1,165	Series H, Rev., 5.389%, 03/15/40	1,383

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Municipal Bonds — continued
	Port Authority of New York & New Jersey, Consolidated,
1,450	Series 164, Rev., 5.647%, 11/01/40	1,713
155	Series 165, Rev., 5.647%, 11/01/40	183
740	Series 174, Rev., 4.458%, 10/01/62	726

		4,646

	Ohio — 0.1%
1,040	American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.499%, 02/15/50	1,425
1,563	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11[4]	1,498

		2,923

	Total Municipal Bonds (Cost $10,725)	11,741

Preferred Securities — 0.8% (x)
	Financials — 0.8%
	Banks — 0.6%
	Banco Bilbao Vizcaya Argentaria S.A., (Spain),
EUR 800	Reg. S, VAR, 7.000%, 02/19/19	909
1,000	VAR, 9.000%, 05/09/18	1,073
	Bank of America Corp.,
2,522	Series AA, VAR, 6.100%, 03/17/25	2,462
2,000	Series K, VAR, 8.000%, 01/30/18	2,105
362	BNP Paribas S.A., (France), VAR, 7.375%, 08/19/25	371
	Citigroup, Inc.,
3,592	VAR, 5.875%, 03/27/20	3,558
430	Series P, VAR, 5.950%, 05/15/25	411
1,545	VAR, 5.950%, 08/15/20	1,532
581	VAR, 5.950%, 01/30/23	570
813	Series M, VAR, 6.300%, 05/15/24	789
EUR 1,093	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, (Netherlands), VAR, 5.500%, 06/29/20	1,253
529	Credit Agricole S.A., (France), VAR, 6.625%, 09/23/19	519
EUR 1,550	Danske Bank A/S, (Denmark), VAR, 5.750%, 04/06/20	1,765
454	HSBC Holdings plc, (United Kingdom), VAR, 6.375%, 03/30/25	451
EUR 1,500	KBC Groep N.V., (Belgium), VAR, 5.625%, 03/19/19	1,687
	Lloyds Banking Group plc, (United Kingdom),
EUR 1,450	VAR, 6.375%, 06/27/20	1,701
1,000	VAR, 7.500%, 06/27/24	1,044

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Preferred Securities — continued
	Banks — continued
1,650	Skandinaviska Enskilda Banken AB, (Sweden), VAR, 5.750%, 05/13/20	1,636
635	Wachovia Capital Trust III, VAR, 5.570%, 10/02/15	626
1,500	Wells Fargo & Co., Series U, VAR, 5.875%, 06/15/25	1,536

		25,998

	Capital Markets — 0.2%
1,600	Credit Suisse Group AG, (Switzerland), VAR, 7.500%, 12/11/23	1,691
	Goldman Sachs Group, Inc. (The),
2,253	Series M, VAR, 5.375%, 05/10/20	2,207
1,500	Series L, VAR, 5.700%, 05/10/19	1,509
	Morgan Stanley,
1,500	Series H, VAR, 5.450%, 07/15/19	1,489
1,394	Series J, VAR, 5.550%, 07/15/20	1,392

		8,288

	Diversified Financial Services — 0.0% (g)
1,500	General Electric Capital Corp., Series C, VAR, 5.250%, 06/15/23	1,525

	Total Preferred Securities (Cost $36,252)	35,811

Supranational — 0.1%
1,000	African Development Bank, 8.800%, 09/01/19	1,240
1,260	Corp. Andina de Fomento, 3.750%, 01/15/16	1,273
NZD 1,500	International Finance Corp., 3.500%, 09/05/17	962

	Total Supranational (Cost $3,688)	3,475

U.S. Government Agency Securities — 0.9%
	Federal National Mortgage Association,
7,360	3.947%, 06/01/17 (n)	7,262
1,500	5.625%, 07/15/37	2,028
385	6.250%, 05/15/29	527
1,000	8.200%, 03/10/16	1,041
1,275	Federal National Mortgage Association STRIPS, 3.651%, 05/15/30 (n)	772
	Financing Corp. STRIPS,
3,100	1.364%, 11/30/17 (n)	3,026
1,000	1.508%, 05/11/18 (n)	965
1,500	2.656%, 09/26/19 (n)	1,400
1,285	3.520%, 04/05/19 (n)	1,212
259	New Valley Generation II, 5.572%, 05/01/20	284
486	New Valley Generation V, 4.929%, 01/15/21	539

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Residual Funding Corp. STRIPS,
2,770	1.775%, 10/15/20 (n)	2,500
12,080	2.254%, 07/15/20 (n)	11,013
	Tennessee Valley Authority,
902	4.625%, 09/15/60	992
2,103	5.250%, 09/15/39	2,582
1,610	5.880%, 04/01/36	2,115
500	Tennessee Valley Authority STRIPS, 6.163%, 11/01/25 (n)	364

	Total U.S. Government Agency Securities (Cost $37,237)	38,622

U.S. Treasury Obligations — 16.1%
	U.S. Treasury Bonds,
20,600	2.500%, 02/15/45	18,740
24,500	2.750%, 08/15/42	23,604
19,000	3.000%, 05/15/42	19,254
51,719	3.000%, 11/15/44	52,204
42,260	3.000%, 05/15/45	42,749
85	3.500%, 02/15/39	95
9,250	3.625%, 08/15/43	10,511
10,555	4.375%, 02/15/38	13,392
8,400	4.500%, 02/15/36	10,849
3,890	4.500%, 05/15/38	5,021
5,000	5.000%, 05/15/37	6,902
2,500	5.250%, 02/15/29	3,304
21,000	5.500%, 08/15/28	28,245
2,625	7.875%, 02/15/21	3,475
7,920	8.000%, 11/15/21	10,807
13,600	8.125%, 05/15/21	18,324
10,000	8.125%, 08/15/21	13,598
5,000	8.500%, 02/15/20	6,519
6,000	8.750%, 08/15/20	8,058
6,905	8.875%, 08/15/17	7,993
	U.S. Treasury Coupon STRIPS,
15	1.915%, 08/15/23 (n)	13
6,495	2.157%, 02/15/21 (n)	5,887
7,390	2.175%, 05/15/22 (n)	6,452
7,251	2.201%, 05/15/20 (n)	6,709
15,000	2.250%, 05/15/21 (n)	13,485
640	2.478%, 02/15/22 (n)	563
225	2.646%, 02/15/23 (n)	193
11,239	3.036%, 08/15/17 (n)	11,068
185	3.114%, 08/15/19 (n)	175
6,916	3.314%, 02/15/17 (n)	6,854
14,565	3.402%, 11/15/17 (n)	14,289
14,610	3.497%, 11/15/21 (n)	12,972

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	141

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
U.S. Treasury Obligations — continued
5,000		3.598%, 08/15/22 (n)	4,333
5,000		3.722%, 11/15/22 (n)	4,312
42,000		4.204%, 11/15/33 (n)	24,916
1,606		4.308%, 08/15/18 (n)	1,554
4,000		4.317%, 02/15/18 (n)	3,907
2,615		4.894%, 02/15/28 (n)	1,894
1,000		U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	1,972
		U.S. Treasury Notes,
140		0.375%, 11/15/15	140
10,300		0.875%, 07/31/19	10,106
64,000		1.000%, 05/31/18	63,969
2,000		1.375%, 01/31/20	1,991
126,000		1.375%, 03/31/20	125,364
2,765		1.500%, 08/31/18	2,798
4,750		1.500%, 05/31/19	4,781
22,879		1.625%, 12/31/19	23,044
100		2.000%, 04/30/16	101
2,000		2.125%, 08/15/21	2,036
11,000		2.250%, 11/30/17	11,337
130		2.625%, 04/30/16	132
4,115		2.875%, 03/31/18	4,315
1,000		3.125%, 10/31/16	1,030
3,954		3.125%, 05/15/19	4,213
1,250		3.250%, 03/31/17	1,302
8,000		4.250%, 11/15/17	8,596

		Total U.S. Treasury Obligations (Cost $674,651)	690,447

SHARES
Common Stocks — 0.0% (g)
		Consumer Discretionary — 0.0% (g)
		Media — 0.0% (g)
—	(h)	New Cotai LLC/New Cotai Capital Corp., Class B, ADR (a)	34

		Specialty Retail — 0.0% (g)
40		Nebraska Book Holdings, Inc. (a)	86

		Total Consumer Discretionary	120

		Financials — 0.0% (g)
		Diversified Financial Services — 0.0% (g)
7		Somerset Cayuga Holding Co., Inc. (a)	155

		Materials — 0.0% (g)
		Chemicals — 0.0% (g)
—	(h)	LyondellBasell Industries N.V., Class A	1

SHARES	SECURITY DESCRIPTION	VALUE

	Containers & Packaging — 0.0% (g)
9	Constar International, Inc., Class A, ADR (a)	—	(h)

	Total Materials	1

	Telecommunication Services — 0.0% (g)
	Wireless Telecommunication Services — 0.0% (g)
68	NII Holdings, Inc. (a)	584

	Utilities — 0.0% (g)
	Independent Power & Renewable Electricity Producers — 0.0% (g)
8	Dynegy, Inc. (a)	193

	Total Common Stocks (Cost $1,620)	1,053

Preferred Stocks — 0.1%
	Financials — 0.1%
	Consumer Finance — 0.0% (g)
2	Ally Financial, Inc., Series G, 7.000%, 10/01/15 ($1,000 par value) (e) @	1,551

	Insurance — 0.1%
11	Hartford Financial Services Group, Inc. (The), VAR, 7.875%, 04/15/42 ($25 par value)	342
2	XLIT Ltd., (Cayman Islands), Series D, VAR, 3.409%, 09/29/15 ($1,000 par value) @	2,026

		2,368

	Total Financials	3,919

	Industrials — 0.0% (g)
	Commercial Services & Supplies — 0.0% (g)
1	Pitney Bowes International Holdings, Inc., Series F, 6.125%, 10/30/16 ($1,000 par value) (e) @	1,054

	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
1	Constar International, Inc., Class A (a)	—

	Total Preferred Stocks (Cost $5,011)	4,973

PRINCIPAL AMOUNT
Loan Assignments — 0.7%
	Consumer Discretionary — 0.1%
	Automobiles — 0.0% (g)
869	Chrysler Group LLC, Term Loan B, VAR, 3.500%, 05/24/17	867

	Media — 0.0% (g)
749	iHeartCommunications, Inc., Term Loan D, VAR, 6.948%, 01/30/19	660

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	Media — continued
596	iHeartCommunications, Inc., Tranche E Term Loan, VAR, 7.698%, 07/30/19	531
514	Tribune Media Co., Term Loan B, VAR, 3.750%, 12/28/20	511
2,993	Vertis, Inc., 1st Lien Term Loan, VAR, 12.000%, 12/21/15 (d)	—	(h)

		1,702

	Specialty Retail — 0.1%
1,315	Petsmart, Inc., Term Loan B, VAR, 4.250%, 03/11/22	1,312
284	Serta Simmons Holdings LLC, 1st Lien Senior Secured Term Loan, VAR, 4.250%, 10/01/19	284
1,230	Staples, Inc., Term Loan, VAR, 3.500%, 04/21/21 ^	1,224

		2,820

	Total Consumer Discretionary	5,389

	Consumer Staples — 0.1%
	Food & Staples Retailing — 0.1%
1,797	Albertsons LLC, Term B-4 Loan, VAR, 5.500%, 08/25/21	1,796
1,181	Rite Aid Corp., 2nd Lien Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	1,180
1,812	SUPERVALU, Inc., Term Loan B, VAR, 4.500%, 03/21/19	1,817

		4,793

	Food Products — 0.0% (g)
564	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.500%, 11/01/18	564

	Total Consumer Staples	5,357

	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
553	MEG Energy Corp., Incremental Term Loan, (Canada), VAR, 3.750%, 03/31/20	515
26	W&T Offshore, Inc., Term Loan, VAR, 9.000%, 05/15/20	23

	Total Energy	538

	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
1,135	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	1,119

	Health Care — 0.1%
	Health Care Equipment & Supplies — 0.0% (g)
400	Halyard Health, Inc., Term Loan, VAR, 4.000%, 11/01/21	400

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Health Care Equipment & Supplies — continued
122	Kinetic Concepts, Inc., Dollar Term E-1 Loan, VAR, 4.500%, 05/04/18	121

		521

	Health Care Providers & Services — 0.1%
722	inVentiv Health, Inc., Term Loan B-4, VAR, 7.750%, 05/15/18	723

	Pharmaceuticals — 0.0% (g)
499	Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, (Canada), VAR, 4.000%, 04/01/22	498

	Total Health Care	1,742

	Industrials — 0.2%
	Commercial Services & Supplies — 0.2%
10,000	GFC Warehouse I, LLC, Revolving Loan, VAR, 5.750%, 12/05/19	10,000

	Information Technology — 0.1%
	Electronic Equipment, Instruments & Components — 0.0% (g)
793	Dell International LLC, Term Loan B-2, VAR, 4.000%, 04/29/20	788

	IT Services — 0.1%
1,135	First Data Corp., Term Loan, VAR, 3.700%, 09/24/18	1,126

	Semiconductors & Semiconductor Equipment — 0.0% (g)
976	Avago Technologies Ltd., Term Loan, (Singapore), VAR, 3.750%, 05/06/21	975

	Total Information Technology	2,889

	Materials — 0.0% (g)
	Chemicals — 0.0% (g)
470	Axalta Coating Systems U.S. Holdings, Inc., Term Loan, VAR, 3.750%, 02/01/20	468

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
339	Cincinnati Bell, Inc., Tranche B Term Loan, VAR, 4.000%, 09/10/20	338

	Utilities — 0.1%
	Electric Utilities — 0.1%
217	Energy Future Intermediate Holding Co. LLC, Term Loan, VAR, 4.250%, 06/19/16	217
364	Texas Competitive Electric Holdings Co. LLC, DIP Term Loan, VAR, 3.750%, 05/05/16 (d)	364
4,117	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, VAR, 4.674%, 10/10/17 (d)	1,857

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	143

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	Electric Utilities — continued
2,117	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, VAR, 4.674%, 11/18/15 (d)	933

	Total Utilities	3,371

	Total Loan Assignments (Cost $36,479)	31,211

NUMBER OF WARRANTS
Warrants — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Specialty Retail — 0.0% (g)
9	Nebraska Book Co., Inc., expiring 06/29/19 (Strike Price $1.00) (a)	—
4	Nebraska Book Holdings, Inc., expiring 06/29/19 (Strike Price $1.00) (a)	—	(h)

	Total Consumer Discretionary	—	(h)

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE

	Industrials — 0.0% (g)
	Marine — 0.0% (g)
1	Gener8 Maritime, Inc., expiring 05/17/17 (Strike Price $1.00) (a)	—	(h)

	Total Warrants (Cost $—)	—	(h)

SHARES
Short-Term Investment — 4.1%
	Investment Company — 4.1%
177,687	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $177,687)	177,687

	Total Investments — 99.4% (Cost $4,260,370)	4,262,684
	Other Assets in Excess of Liabilities — 0.6% (c)	26,219

	NET ASSETS — 100.0%	$4,288,903

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT AUGUST 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	10 Year U.S. Treasury Note	12/21/15	USD	889	(4)
1,000	2 Year U.S. Treasury Note	12/31/15	USD	218,469	(147)
598	5 Year U.S. Treasury Note	12/31/15	USD	71,424	(201)

	Short Futures Outstanding
(1,152)	10 Year U.S. Treasury Note	12/21/15	USD	(146,376)	388
(2)	U.S. Treasury Long Bond	12/21/15	USD	(309)	5
(4)	5 Year U.S. Treasury Note	12/31/15	USD	(478)	3

					44

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT AUGUST 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
21	EUR	Royal Bank of Scotland	09/09/15	24	24	— (h)
2,664	MXN	Barclays Bank plc	09/30/15	165	159	(6)
				189	183	(6)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT AUGUST 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,100	AUD	Citibank, N.A.	09/09/15	2,396	2,205	191
6,622	EUR	Merrill Lynch International	09/09/15	7,529	7,432	97
104,000	JPY	State Street Corp.	09/09/15	840	858	(18)
3,798	MXN	BNP Paribas	09/30/15	225	227	(2)
2,356	MXN	Goldman Sachs International	09/30/15	148	140	8
2,210	MXN	HSBC Bank, N.A.	09/30/15	143	132	11
13,167	ZAR	Standard Chartered Bank	09/09/15	1,047	992	55
				12,328	11,986	342

Centrally Cleared Interest Rate Swaps
RATE TYPE (r)
PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
1.795% semi-annually	3 month LIBOR quarterly	08/08/19	5,000	(78)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	145

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — 38.6%
	Agency CMO — 38.6%
	Federal Home Loan Mortgage Corp. REMIC,
38	Series 1343, Class LA, 8.000%, 08/15/22	43
265	Series 1367, Class K, 5.500%, 09/15/22	286
47	Series 1591, Class E, 10.000%, 10/15/23	50
397	Series 1633, Class Z, 6.500%, 12/15/23	436
367	Series 1694, Class PK, 6.500%, 03/15/24	408
2,511	Series 1785, Class A, 6.000%, 10/15/23	2,761
135	Series 1999, Class PU, 7.000%, 10/15/27	154
250	Series 2031, Class PG, 7.000%, 02/15/28	281
725	Series 2035, Class PC, 6.950%, 03/15/28	830
533	Series 2064, Class PD, 6.500%, 06/15/28	610
408	Series 2095, Class PE, 6.000%, 11/15/28	462
188	Series 2152, Class BD, 6.500%, 05/15/29	200
999	Series 2162, Class TH, 6.000%, 06/15/29	1,139
15	Series 2345, Class PQ, 6.500%, 08/15/16	16
527	Series 2367, Class ME, 6.500%, 10/15/31	607
666	Series 2480, Class EJ, 6.000%, 08/15/32	747
1,039	Series 2562, Class PG, 5.000%, 01/15/18	1,075
3,685	Series 2611, Class QZ, 5.000%, 05/15/33	4,165
245	Series 2647, Class A, 3.250%, 04/15/32	257
552	Series 2651, Class VZ, 4.500%, 07/15/18	575
1,987	Series 2656, Class BG, 5.000%, 10/15/32	2,069
781	Series 2688, Class DG, 4.500%, 10/15/23	836
297	Series 2727, Class PE, 4.500%, 07/15/32	297
2,309	Series 2773, Class TB, 4.000%, 04/15/19	2,396
3,026	Series 2841, Class AT, 4.000%, 08/15/19	3,139
1,057	Series 2882, Class QD, 4.500%, 07/15/34	1,138
5,812	Series 2915, Class MU, 5.000%, 01/15/35	6,336
1,218	Series 2927, Class GA, 5.500%, 10/15/34	1,326
2,605	Series 2931, Class QD, 4.500%, 02/15/20	2,728
805	Series 3036, Class ND, 5.000%, 05/15/34	814
742	Series 3085, Class VS, HB, IF, 27.930%, 12/15/35	1,268
2,402	Series 3181, Class OP, PO, 07/15/36	2,206
2,526	Series 3188, Class GE, 6.000%, 07/15/26	2,844
8,223	Series 3325, Class JL, 5.500%, 06/15/37	8,948
6,000	Series 3341, Class PE, 6.000%, 07/15/37	6,745
2,036	Series 3413, Class B, 5.500%, 04/15/37	2,256
4,000	Series 3699, Class QH, 5.500%, 07/15/40	4,443
5,932	Series 3737, Class DG, 5.000%, 10/15/30	6,461
7,000	Series 3798, Class AY, 3.500%, 01/15/26	7,225
5,000	Series 3809, Class BC, 3.500%, 02/15/26	5,203
6,351	Series 3926, Class MW, 4.500%, 09/15/26	7,050
3,970	Series 3927, Class PC, 4.500%, 09/15/41	4,598
23,766	Series 3981, Class PA, 3.000%, 04/15/31	24,272

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
14,750	Series 4002, Class MV, 4.000%, 01/15/30	15,483
18,037	Series 4039, Class SA, IF, IO, 6.302%, 05/15/42	3,481
12,000	Series 4047, Class PB, 3.500%, 01/15/41	12,579
5,000	Series 4050, Class VE, 4.000%, 01/15/29	5,434
4,651	Series 4066, Class VB, 3.500%, 01/15/29	4,946
3,376	Series 4181, Class VA, 3.000%, 05/15/26	3,495
25,254	Series 4186, Class JE, 2.000%, 03/15/33	25,141
15,993	Series 4188, Class JG, 2.000%, 04/15/33	15,894
12,163	Series 4206, Class DA, 2.000%, 05/15/33	12,129
1,450	Series 4314, Class DY, 3.500%, 03/15/29	1,515
2,624	Series 4336, Class YB, 3.000%, 05/15/29	2,697
5,700	Series 4365, Class HZ, 3.000%, 01/15/40	5,473
	Federal Home Loan Mortgage Corp. STRIPS,
38	Series 155, Class IO, IO, 7.000%, 11/01/23	8
19,927	Series 264, Class 30, 3.000%, 07/15/42	20,057
12,094	Series 267, Class 30, 3.000%, 08/15/42	12,179
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
1,749	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	2,087
1,960	Series T-54, Class 2A, 6.500%, 02/25/43	2,313
883	Series T-56, Class APO, PO, 05/25/43	724
685	Federal National Mortgage Association Grantor Trust, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	772
	Federal National Mortgage Association REMIC,
24	Series 1988-16, Class B, 9.500%, 06/25/18	26
9	Series 1990-57, Class J, 7.000%, 05/25/20	9
124	Series 1993-110, Class H, 6.500%, 05/25/23	140
96	Series 1993-146, Class E, PO, 05/25/23	91
1,507	Series 1993-155, Class PJ, 7.000%, 09/25/23	1,710
18	Series 1993-205, Class H, PO, 09/25/23	17
25	Series 1993-217, Class H, PO, 08/25/23	23
20	Series 1993-228, Class G, PO, 09/25/23	19
548	Series 1994-37, Class L, 6.500%, 03/25/24	629
1,969	Series 1994-51, Class PV, 6.000%, 03/25/24	2,168
947	Series 1998-58, Class PC, 6.500%, 10/25/28	1,064
284	Series 2000-8, Class Z, 7.500%, 02/20/30	340
480	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	66
62	Series 2002-2, Class UC, 6.000%, 02/25/17	64
77	Series 2002-3, Class PG, 5.500%, 02/25/17	79

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
706	Series 2002-73, Class OE, 5.000%, 11/25/17	729
704	Series 2002-92, Class FB, VAR, 0.849%, 04/25/30	717
4,504	Series 2003-21, Class PZ, 4.500%, 03/25/33	4,827
187	Series 2003-67, Class SA, HB, IF, 44.204%, 10/25/31	335
2,830	Series 2003-81, Class MC, 5.000%, 12/25/32	2,936
3,130	Series 2003-128, Class DY, 4.500%, 01/25/24	3,348
1,220	Series 2004-46, Class QD, HB, IF, 23.202%, 03/25/34	1,695
1,741	Series 2004-54, Class FL, VAR, 0.599%, 07/25/34	1,751
2,294	Series 2004-60, Class PA, 5.500%, 04/25/34	2,428
7,805	Series 2005-22, Class EH, 5.000%, 04/25/35	8,491
1,565	Series 2005-58, Class EP, 5.500%, 07/25/35	1,717
2,275	Series 2005-62, Class DX, 5.000%, 05/25/34	2,374
1,839	Series 2005-83, Class LA, 5.500%, 10/25/35	2,053
5,498	Series 2005-116, Class PC, 6.000%, 01/25/36	6,322
5,479	Series 2006-3, Class SB, IF, IO, 6.501%, 07/25/35	865
8,999	Series 2006-51, Class FP, VAR, 0.549%, 03/25/36	9,026
111	Series 2006-81, Class FA, VAR, 0.549%, 09/25/36	112
1,208	Series 2006-110, Class PO, PO, 11/25/36	1,094
3,903	Series 2007-76, Class PE, 6.000%, 08/25/37	4,326
1,012	Series 2009-89, Class A1, 5.410%, 05/25/35	1,061
46	Series 2010-4, Class SL, IF, 11.139%, 02/25/40	54
1,864	Series 2010-11, Class CB, 4.500%, 02/25/40	1,947
6,000	Series 2010-47, Class MB, 5.000%, 09/25/39	6,767
5,996	Series 2010-68, Class EP, 4.500%, 12/25/39	6,455
5,000	Series 2010-117, Class DY, 4.500%, 10/25/25	5,502

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
4,274	Series 2010-155, Class B, 3.500%, 01/25/26	4,572
11,500	Series 2011-145, Class PB, 3.500%, 01/25/32	11,975
16,154	Series 2012-47, Class QE, 4.000%, 05/25/38	16,996
5,566	Series 2012-50, Class HY, 4.000%, 05/25/42	6,259
10,527	Series 2012-60, Class EP, 3.000%, 04/25/42	10,656
20,225	Series 2012-63, Class VA, 4.000%, 08/25/23	21,682
12	Series G92-35, Class EB, 7.500%, 07/25/22	13
45	Series G92-44, Class ZQ, 8.000%, 07/25/22	47
	Federal National Mortgage Association REMIC Trust,
191	Series 1999-W4, Class A9, 6.250%, 02/25/29	211
1,889	Series 2002-W7, Class A4, 6.000%, 06/25/29	2,066
438	Series 2003-W1, Class 2A, VAR, 6.442%, 12/25/42	510
835	Series 2003-W1, Class 1A1, VAR, 5.771%, 12/25/42	950
115	Series 2003-W18, Class 1A6, 5.370%, 08/25/43	115
2,899	Series 2005-W1, Class 1A2, 6.500%, 10/25/44	3,399
2,015	Series 2009-W1, Class A, 6.000%, 12/25/49	2,338
	Federal National Mortgage Association STRIPS,
2,172	Series 278, Class 1, VAR, 0.992%, 08/25/25	2,181
715	Series 278, Class 3, VAR, 1.063%, 11/25/23	717
428	Series 343, Class 23, IO, 4.000%, 10/25/18	18
	Government National Mortgage Association,
380	Series 1998-22, Class PD, 6.500%, 09/20/28	443
218	Series 1999-17, Class L, 6.000%, 05/20/29	245
5,836	Series 2001-64, Class PB, 6.500%, 12/20/31	6,655
3,285	Series 2004-27, Class PD, 5.500%, 04/20/34	3,793
1,108	Series 2008-15, Class NB, 4.500%, 02/20/38	1,187
5,449	Series 2008-40, Class SA, IF, IO, 6.202%, 05/16/38	1,003

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	147

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
23,260	Series 2009-42, Class TX, 4.500%, 06/20/39	25,266
1,300	Series 2009-52, Class MA, 5.000%, 11/20/36	1,329
4,752	Series 2009-69, Class WM, 5.500%, 08/20/39	5,154
12,517	Series 2011-29, Class Z, 5.000%, 05/20/40	14,460

	Total Collateralized Mortgage Obligations (Cost $479,650)	493,724

Commercial Mortgage-Backed Security — 0.5%
6,026	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Series K046, Class A2, 3.205%, 03/25/25 (Cost $6,203)	6,191

Foreign Government Security — 0.5%
7,527	Israel Government AID Bond, (Israel), Zero Coupon, 09/15/19 (Cost $6,830)	7,005

Mortgage Pass-Through Securities — 5.6%
	Federal Home Loan Mortgage Corp.,
4	ARM, 1.931%, 07/01/30	4
7	ARM, 1.937%, 02/01/19	8
38	ARM, 2.100%, 08/01/18	39
9	ARM, 2.118%, 03/01/18	9
1,621	ARM, 2.165%, 03/01/37	1,721
128	ARM, 2.274%, 01/01/27	134
17	ARM, 2.388%, 04/01/30	18
19	ARM, 2.500%, 06/01/18	19
41	ARM, 2.523%, 01/01/21	41
18	ARM, 2.621%, 11/01/18	19
1	ARM, 2.873%, 01/01/20	1
73	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family, 5.000%, 12/01/16	76
312	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 4.500%, 05/01/24	337
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
1,364	4.500%, 10/01/40	1,481
315	5.500%, 11/01/33	352
101	6.000%, 02/01/32	115
453	6.500%, 01/01/24 - 06/01/29	520
925	7.000%, 08/01/25 - 09/01/29	1,089
48	7.500%, 09/01/24 - 08/01/25	53
25	8.000%, 11/01/24	29
105	8.500%, 05/01/24 - 07/01/28	123
2	9.000%, 10/01/17 - 11/01/21	2

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

—	(h)	Federal Home Loan Mortgage Corp., 30 Year, Single Family, 9.500%, 04/01/16	—	(h)
		Federal National Mortgage Association,
146		ARM, 1.875%, 09/01/17 - 08/01/30	150
83		ARM, 1.937%, 11/01/27 - 11/01/40	87
30		ARM, 1.941%, 06/01/29	32
13		ARM, 1.967%, 06/01/20	13
6		ARM, 2.000%, 06/01/17	6
29		ARM, 2.524%, 07/01/17	29
18		ARM, 2.674%, 08/01/19	19
38		ARM, 2.750%, 10/01/15 - 01/01/29	39
27		ARM, 3.964%, 09/01/27	28
9		ARM, 5.995%, 04/01/19	9
5		ARM, 6.000%, 12/01/18	5
		Federal National Mortgage Association, 15 Year, Single Family,
3,520		4.000%, 04/01/19 - 09/01/25	3,737
972		4.500%, 03/01/19	1,013
314		5.500%, 11/01/16 - 03/01/18	322
432		Federal National Mortgage Association, 20 Year, Single Family, 5.000%, 11/01/23	476
		Federal National Mortgage Association, 30 Year, Single Family,
3,657		3.500%, 05/01/42	3,797
5,946		4.000%, 06/01/43	6,350
688		4.500%, 03/01/38	747
1,945		5.000%, 11/01/33	2,184
11,773		5.500%, 02/01/29 - 05/01/36	13,413
1,712		6.000%, 07/01/36	1,969
405		6.500%, 06/01/26 - 04/01/32	476
3,405		7.000%, 02/01/24 - 03/01/35	4,144
171		7.500%, 03/01/30 - 04/01/30	184
25		10.000%, 10/01/16 - 07/01/20	26
		Federal National Mortgage Association, Other,
6,500		2.810%, 04/01/25	6,492
7,521		3.117%, 01/01/22	7,913
9,420		3.265%, 01/01/22	9,976
71		6.000%, 09/01/28	81
		Government National Mortgage Association II, 30 Year, Single Family,
191		8.000%, 11/20/26 - 11/20/27	228
		Government National Mortgage Association, 30 Year, Single Family,
3		6.000%, 10/15/23	3
516		6.500%, 06/15/23 - 02/15/24	590
223		7.000%, 12/15/22 - 06/15/28	235
288		7.500%, 02/15/22 - 02/15/28	317

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
112	8.000%, 07/15/22 - 08/15/26	123
252	9.000%, 07/15/16 - 11/15/24	284
3	9.500%, 08/15/17 - 09/15/20	3

	Total Mortgage Pass-Through Securities (Cost $67,514)	71,690

U.S. Government Agency Securities — 20.3%
	Federal Farm Credit Banks,
10,000	5.750%, 05/11/26	12,647
12,824	5.750%, 12/07/28	16,649
	Federal National Mortgage Association,
10,000	6.250%, 05/15/29	13,690
30,000	8.798%, 10/09/19 (n)	27,617
	Federal National Mortgage Association STRIPS,
10,000	4.175%, 05/15/30 (n)	6,648
8,000	6.194%, 05/15/23 (n)	6,668
9,200	12.527%, 05/29/26 (n)	6,056
26,153	Financing Corp. STRIPS, 10.862%, 12/06/18 (n)	24,978
	Residual Funding Corp. STRIPS,
18,300	1.917%, 10/15/20 (n)	16,517
57,000	2.080%, 07/15/20 (n)	51,965
5,000	2.218%, 01/15/21 (n)	4,464
34,520	5.614%, 10/15/19 (n)	32,196
10,000	6.526%, 01/15/30 (n)	6,399
5,000	13.700%, 04/15/30 (n)	3,162
15,000	Resolution Funding Corp. STRIPS, 14.165%, 04/15/28 (n)	10,313
	Tennessee Valley Authority STRIPS,
14,740	4.973%, 12/15/17 (n)	14,348
4,500	10.694%, 07/15/16 (n)	4,475

	Total U.S. Government Agency Securities (Cost $230,184)	258,792

U.S. Treasury Obligations — 27.9%
	U.S. Treasury Bonds,
20,000	5.250%, 11/15/28	26,404
2,500	7.125%, 02/15/23	3,403

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

13,140	7.250%, 05/15/16	13,771
3,935	7.250%, 08/15/22	5,315
3,635	8.000%, 11/15/21	4,960
3,190	8.875%, 08/15/17	3,693
1,020	9.000%, 11/15/18	1,272
	U.S. Treasury Coupon STRIPS,
72,500	2.002%, 05/15/20 (n)	67,078
1,190	6.760%, 05/15/16 (n)	1,187
55,000	U.S. Treasury Inflation Indexed Bonds, 1.375%, 02/15/44	59,238
	U.S. Treasury Notes,
35,000	0.250%, 12/31/15	35,011
25,000	0.625%, 05/31/17	24,972
25,000	2.000%, 04/30/16	25,270
55,000	2.625%, 11/15/20	57,653
25,000	4.250%, 11/15/17	26,863
1,020	4.750%, 08/15/17	1,099

	Total U.S. Treasury Obligations (Cost $348,794)	357,189

SHARES
Short-Term Investment — 6.7%
	Investment Company — 6.7%
85,031	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $85,031)	85,031

	Total Investments — 100.1% (Cost $1,224,206)	1,279,622
	Liabilities in Excess of Other Assets — (0.1)%	(1,721)

	NET ASSETS — 100.0%	$1,277,901

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	149

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 0.0% (g)
15	Long Beach Mortgage Loan Trust, Series 2004-5, Class M6, VAR, 2.699%, 09/25/34	13
4,092	Unipac IX LLC, 13.000%, 05/15/16	4,031

	Total Asset-Backed Securities (Cost $4,089)	4,044

Convertible Bonds — 0.1%
	Consumer Discretionary — 0.0% (g)
	Hotels, Restaurants & Leisure — 0.0% (g)
1,635	Real Mex Restaurants, Inc., 1.120%, 03/21/18	—	(h)

	Utilities — 0.1%
	Electric Utilities — 0.1%
4,977	Upstate New York Power Producers, Inc., 20.000% (PIK), 06/15/17 (e) (v)	9,456

	Total Convertible Bonds (Cost $6,612)	9,456

Corporate Bonds — 87.9%
	Consumer Discretionary — 17.1%
	Auto Components — 1.6%
4,875	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	4,973
	Goodyear Tire & Rubber Co. (The),
4,750	6.500%, 03/01/21	5,028
25,195	7.000%, 05/15/22	26,770
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
3,920	4.875%, 03/15/19	3,971
21,452	5.875%, 02/01/22	21,672
4,099	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	4,447
21,805	MPG Holdco I, Inc., 7.375%, 10/15/22	22,895
9,622	Pittsburgh Glass Works LLC, 8.000%, 11/15/18 (e)	10,007
3,944	Tenneco, Inc., 5.375%, 12/15/24	4,072
	ZF North America Capital, Inc.,
13,519	4.000%, 04/29/20 (e)	13,517
16,749	4.500%, 04/29/22 (e)	16,225
14,041	4.750%, 04/29/25 (e)	13,304

		146,881

	Automobiles — 1.1%
39,411	FCA U.S. LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	42,276
	Fiat Chrysler Automobiles N.V., (Netherlands),
16,402	4.500%, 04/15/20	16,410
11,471	5.250%, 04/15/23	11,342

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Automobiles — continued
	Jaguar Land Rover Automotive plc, (United Kingdom),
18,269	4.125%, 12/15/18 (e)	18,303
12,153	4.250%, 11/15/19 (e)	12,092
4,000	5.625%, 02/01/23 (e)	3,995
	Motors Liquidation Co.,
50	0.000%, 06/01/49	—	(h)
973	5.250%, 03/06/32	1
953	6.250%, 07/15/33	—	(h)
10,255	6.750%, 05/01/28 (d)	—	(h)
246	7.250%, 04/15/41	—	(h)
284	7.250%, 07/15/41	—	(h)
548	7.250%, 02/15/52	—	(h)
6,000	7.375%, 05/23/48 (d)	—	(h)
404	7.380%, 05/15/48	—	(h)
47	7.380%, 10/01/51	—	(h)
9,300	7.400%, 09/01/25 (d)	—	(h)
25,800	7.700%, 04/15/16 (d)	—	(h)
3,415	7.750%, 03/15/36 (d)	—	(h)
12,550	8.100%, 06/15/24 (d)	—	(h)
20,000	8.250%, 07/15/23 (d)	—	(h)
34,006	8.375%, 07/15/33 (d)	—	(h)

		104,419

	Distributors — 0.4%
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
7,000	6.750%, 05/20/20	7,227
9,005	7.000%, 05/20/22	9,343
	Global Partners LP/GLP Finance Corp.,
3,912	6.250%, 07/15/22	3,560
9,000	7.000%, 06/15/23 (e)	8,370
7,610	VWR Funding, Inc., 7.250%, 09/15/17	7,834

		36,334

	Diversified Consumer Services — 0.2%
	Service Corp. International,
4,347	5.375%, 05/15/24	4,521
10,170	8.000%, 11/15/21	11,848

		16,369

	Hotels, Restaurants & Leisure — 3.2%
	1011778 B.C. ULC/New Red Finance, Inc., (Canada),
2,752	4.625%, 01/15/22 (e)	2,766
14,450	6.000%, 04/01/22 (e)	14,883
4,608	Boyd Gaming Corp., 6.875%, 05/15/23	4,735

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Hotels, Restaurants & Leisure — continued
5,357	Choice Hotels International, Inc., 5.750%, 07/01/22	5,759
20,268	Chukchansi Economic Development Authority, 10.166%, 05/30/20 (d) (e)	11,856
5,407	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	5,556
7,300	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	7,081
6,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23	6,225
8,700	Graton Economic Development Authority, 9.625%, 09/01/19 (e)	9,331
6,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	6,255
	Isle of Capri Casinos, Inc.,
3,000	5.875%, 03/15/21	3,090
13,795	8.875%, 06/15/20	14,795
8,315	Landry’s, Inc., 9.375%, 05/01/20 (e)	8,887
	MGM Resorts International,
8,175	6.000%, 03/15/23	8,297
7,390	6.625%, 12/15/21	7,852
5,750	6.750%, 10/01/20	6,124
16,420	7.750%, 03/15/22	18,185
11,670	8.625%, 02/01/19	13,038
5,925	11.375%, 03/01/18	6,962
3,284	Real Mex Restaurants, Inc., 7.000%, 03/21/16	3,284
6,258	Sabre GLBL, Inc., 5.375%, 04/15/23 (e)	6,133
	Scientific Games International, Inc.,
7,800	7.000%, 01/01/22 (e)	7,976
26,165	10.000%, 12/01/22	24,006
10,110	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	10,034
13,160	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	13,851
6,000	Speedway Motorsports, Inc., 5.125%, 02/01/23	5,940
13,296	Station Casinos LLC, 7.500%, 03/01/21	14,066
5,072	Studio City Finance Ltd., (United Kingdom), 8.500%, 12/01/20 (e)	5,015
	Viking Cruises Ltd., (Bermuda),
4,630	6.250%, 05/15/25 (e)	4,561
12,412	8.500%, 10/15/22 (e)	13,653
18,445	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.500%, 03/01/25 (e)	17,061
7,792	Wynn Macau Ltd., (Cayman Islands), 5.250%, 10/15/21 (e)	7,087

		294,344

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Household Durables — 1.2%
4,028	Brookfield Residential Properties, Inc., (Canada), 6.375%, 05/15/25 (e)	3,897
5,800	Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., (Canada), 6.125%, 07/01/22 (e)	5,626
1,800	Century Communities, Inc., 6.875%, 05/15/22 (e)	1,717
12,350	K. Hovnanian Enterprises, Inc., 11.875%, 10/15/15	12,226
	Lennar Corp.,
4,182	4.500%, 06/15/19	4,274
4,242	4.500%, 11/15/19	4,346
8,300	4.750%, 05/30/25	8,051
4,465	6.950%, 06/01/18	4,845
5,550	Series B, 12.250%, 06/01/17	6,410
8,157	M/I Homes, Inc., 8.625%, 11/15/18	8,432
	Meritage Homes Corp.,
7,563	7.000%, 04/01/22	8,074
1,990	7.150%, 04/15/20	2,149
	Standard Pacific Corp.,
4,519	5.875%, 11/15/24	4,632
9,130	8.375%, 01/15/21	10,728
8,644	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.875%, 04/15/23 (e)	8,666
9,675	WCI Communities, Inc., 6.875%, 08/15/21	10,134
5,280	Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.750%, 12/15/21 (e)	4,884

		109,091

	Internet & Catalog Retail — 0.6%
	Netflix, Inc.,
7,309	5.375%, 02/01/21	7,547
7,800	5.500%, 02/15/22 (e)	7,995
10,860	5.750%, 03/01/24	11,335
2,800	5.875%, 02/15/25 (e)	2,908
	SITEL LLC/Sitel Finance Corp.,
7,908	11.000%, 08/01/17 (e)	8,155
12,702	11.500%, 04/01/18	13,083

		51,023

	Media — 7.4%
	Adelphia Communications Corp.,
1,075	7.750%, 01/15/09 (d)	5
1,450	8.125%, 07/15/03 (d)	7
3,175	9.375%, 11/15/09 (d)	16
3,500	10.875%, 10/01/10 (d)	18

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	151

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Media — continued
	Altice Luxembourg S.A., (Luxembourg),
7,020	7.625%, 02/15/25 (e)	6,669
16,435	7.750%, 05/15/22 (e)	16,024
5,755	AMC Entertainment, Inc., 5.875%, 02/15/22	5,841
36,394	Cablevision Systems Corp., 8.000%, 04/15/20	39,397
	CCO Safari II LLC,
18,151	4.464%, 07/23/22 (e)	18,065
3,507	4.908%, 07/23/25 (e)	3,474
9,039	6.384%, 10/23/35 (e)	9,208
9,225	Cenveo Corp., 8.500%, 09/15/22 (e)	6,457
	Cequel Communications Holdings I LLC/Cequel Capital Corp.,
10,099	5.125%, 12/15/21 (e)	9,253
1,621	Cinemark USA, Inc., 5.125%, 12/15/22	1,621
	Clear Channel Worldwide Holdings, Inc.,
19,765	6.500%, 11/15/22	19,973
2,650	Series A, 7.625%, 03/15/20	2,716
26,150	Series B, 6.500%, 11/15/22	27,013
35,726	Series B, 7.625%, 03/15/20	36,976
14,397	CSC Holdings LLC, 6.750%, 11/15/21	15,099
	DISH DBS Corp.,
4,195	5.875%, 07/15/22	3,967
2,009	5.875%, 11/15/24	1,831
63,582	6.750%, 06/01/21	63,829
12,815	Gannett Co., Inc., 6.375%, 10/15/23	13,424
17,710	Gray Television, Inc., 7.500%, 10/01/20	18,313
	iHeartCommunications, Inc.,
11,922	9.000%, 12/15/19	11,221
1,365	9.000%, 03/01/21	1,210
940	Interactive Data Corp., 5.875%, 04/15/19 (e)	952
2,000	Lamar Media Corp., 5.000%, 05/01/23	1,985
9,255	Liberty Interactive LLC, 8.250%, 02/01/30	9,394
	LIN Television Corp.,
10,875	5.875%, 11/15/22 (e)	10,821
8,645	6.375%, 01/15/21	8,753
4,075	Live Nation Entertainment, Inc., 5.375%, 06/15/22 (e)	4,085
5,895	Nexstar Broadcasting, Inc., 6.125%, 02/15/22 (e)	5,939
21,005	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22 (e)	20,716
	Numericable-SFR SAS, (France),
1,165	4.875%, 05/15/19 (e)	1,172
42,350	6.000%, 05/15/22 (e)	42,350
11,702	6.250%, 05/15/24 (e)	11,699

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
4,425	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.625%, 02/15/24	4,530
4,740	Quebecor Media, Inc., (Canada), 5.750%, 01/15/23	4,787
3,825	Quebecor, Inc., (Canada), 9.750%, 10/15/15 (d)	5
7,066	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	7,472
	Regal Entertainment Group,
17,730	5.750%, 03/15/22	17,841
1,975	5.750%, 02/01/25	1,916
	Sinclair Television Group, Inc.,
14,930	5.375%, 04/01/21	14,874
9,985	5.625%, 08/01/24 (e)	9,498
1,980	6.125%, 10/01/22	1,990
3,500	6.375%, 11/01/21	3,570
	Sirius XM Radio, Inc.,
2,032	4.625%, 05/15/23 (e)	1,936
5,976	5.750%, 08/01/21 (e)	6,185
8,395	5.875%, 10/01/20 (e)	8,752
7,877	6.000%, 07/15/24 (e)	8,113
5,365	TEGNA, Inc., 5.500%, 09/15/24 (e)	5,311
10,639	Time Warner Cable, Inc., 7.300%, 07/01/38	11,292
7,999	Tribune Media Co., 5.875%, 07/15/22 (e)	8,059
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany),
3,350	5.000%, 01/15/25 (e)	3,275
2,725	5.500%, 01/15/23 (e)	2,800
	Univision Communications, Inc.,
24,155	5.125%, 05/15/23 (e)	23,793
9,190	5.125%, 02/15/25 (e)	8,914
30,487	6.750%, 09/15/22 (e)	32,240
10,625	8.500%, 05/15/21 (e)	11,091
	Videotron Ltd., (Canada),
1,114	5.000%, 07/15/22	1,113
6,586	5.375%, 06/15/24 (e)	6,701
	WMG Acquisition Corp.,
4,000	5.625%, 04/15/22 (e)	3,970
19,439	6.750%, 04/15/22 (e)	18,564

		678,085

	Multiline Retail — 0.2%
4,879	Dollar Tree, Inc., 5.750%, 03/01/23 (e)	5,111
3,152	J.C. Penney Corp., Inc., 8.125%, 10/01/19	3,199
13,850	Neiman Marcus Group Ltd. LLC, 8.000%, 10/15/21 (e)	14,612

		22,922

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Specialty Retail — 1.1%
7,175	Caleres, Inc., 6.250%, 08/15/23 (e)	7,247
	Claire’s Stores, Inc.,
11,275	6.125%, 03/15/20 (e)	8,794
27,405	8.875%, 03/15/19	11,579
32,700	9.000%, 03/15/19 (e)	27,713
7,337	CST Brands, Inc., 5.000%, 05/01/23	7,273
7,930	Guitar Center, Inc., 6.500%, 04/15/19 (e)	7,438
4,965	Jo-Ann Stores LLC, 8.125%, 03/15/19 (e)	4,624
	L Brands, Inc.,
3,000	5.625%, 02/15/22	3,214
1,000	5.625%, 10/15/23	1,065
2,149	Nebraska Book Holdings, Inc., 15.000%, 06/30/16 (e)	2,127
4,650	Party City Holdings, Inc., 6.125%, 08/15/23 (e)	4,682
5,060	Radio Systems Corp., 8.375%, 11/01/19 (e)	5,351
5,058	Serta Simmons Bedding LLC, 8.125%, 10/01/20 (e)	5,355

		96,462

	Textiles, Apparel & Luxury Goods — 0.1%
7,635	Levi Strauss & Co., 5.000%, 05/01/25	7,473

	Total Consumer Discretionary	1,563,403

	Consumer Staples — 5.6%
	Beverages — 0.9%
	Constellation Brands, Inc.,
3,259	3.750%, 05/01/21	3,287
5,130	4.250%, 05/01/23	5,161
2,770	4.750%, 11/15/24	2,832
5,050	6.000%, 05/01/22	5,568
	Cott Beverages, Inc.,
20,650	5.375%, 07/01/22	20,289
15,981	6.750%, 01/01/20	16,580
26,926	DS Services of America, Inc., 10.000%, 09/01/21 (e)	31,268

		84,985

	Food & Staples Retailing — 1.5%
29,815	Albertson’s Holdings LLC/Safeway, Inc., 7.750%, 10/15/22 (e)	31,939
8,830	Ingles Markets, Inc., 5.750%, 06/15/23	9,029
	New Albertsons, Inc.,
6,238	7.450%, 08/01/29	6,051
1,074	7.750%, 06/15/26	1,053
5,871	8.000%, 05/01/31	5,871
5,674	8.700%, 05/01/30	5,844
2,998	6.625%, 06/01/28	2,608

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
	Rite Aid Corp.,
17,966	6.125%, 04/01/23 (e)	18,438
8,000	6.750%, 06/15/21	8,440
31,376	SUPERVALU, Inc., 7.750%, 11/15/22	32,474
9,000	Tops Holding LLC/Tops Markets II Corp., 8.000%, 06/15/22 (e)	8,955

		130,702

	Food Products — 2.7%
10,153	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	10,442
9,550	Darling Ingredients, Inc., 5.375%, 01/15/22	9,431
22,079	Dean Foods Co., 6.500%, 03/15/23 (e)	22,300
	JBS USA LLC/JBS USA Finance, Inc.,
15,522	5.750%, 06/15/25 (e)	15,056
29,765	5.875%, 07/15/24 (e)	29,708
35,346	7.250%, 06/01/21 (e)	36,828
10,948	7.250%, 06/01/21 (e)	11,427
17,849	8.250%, 02/01/20 (e)	18,782
7,184	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	7,346
	Post Holdings, Inc.,
19,684	6.750%, 12/01/21 (e)	19,831
5,620	7.750%, 03/15/24 (e)	5,803
2,000	8.000%, 07/15/25 (e)	2,065
	Smithfield Foods, Inc.,
15,714	5.250%, 08/01/18 (e)	15,989
18,701	5.875%, 08/01/21 (e)	19,402
20,959	6.625%, 08/15/22	22,295
2,035	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	2,086

		248,791

	Household Products — 0.4%
15,887	Energizer Holdings, Inc., 5.500%, 06/15/25 (e)	15,470
	Spectrum Brands, Inc.,
9,261	5.750%, 07/15/25 (e)	9,539
3,428	6.125%, 12/15/24 (e)	3,565
8,992	6.625%, 11/15/22	9,655

		38,229

	Personal Products — 0.1%
7,460	Prestige Brands, Inc., 5.375%, 12/15/21 (e)	7,404
1,363	Revlon Consumer Products Corp., 5.750%, 02/15/21	1,349

		8,753

	Total Consumer Staples	511,460

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	153

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Energy — 11.2%
	Energy Equipment & Services — 1.6%
6,358	Basic Energy Services, Inc., 7.750%, 10/15/22	3,942
8,400	CSI Compressco LP/Compressco Finance, Inc., 7.250%, 08/15/22	6,888
7,200	Exterran Partners LP/EXLP Finance Corp., 6.000%, 10/01/22	5,724
	Hiland Partners LP/Hiland Partners Finance Corp.,
3,780	5.500%, 05/15/22 (e)	3,841
7,000	7.250%, 10/01/20 (e)	7,403
7,299	Ocean Rig UDW, Inc., 7.250%, 04/01/19 (e)	3,795
	Parker Drilling Co.,
5,022	6.750%, 07/15/22	3,917
3,054	7.500%, 08/01/20	2,550
5,100	PHI, Inc., 5.250%, 03/15/19	4,373
5,795	Pioneer Energy Services Corp., 6.125%, 03/15/22	3,303
	Precision Drilling Corp., (Canada),
11,422	5.250%, 11/15/24	8,967
4,845	6.500%, 12/15/21	4,118
17,199	Sea Trucks Group Ltd., (United Kingdom), Reg. S, 9.000%, 03/26/18 (e)	12,684
3,000	SESI LLC, 7.125%, 12/15/21	2,993
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
4,865	5.500%, 08/15/22	4,306
3,804	7.500%, 07/01/21	3,804
23,454	Transocean, Inc., (Cayman Islands), 6.875%, 12/15/21	18,705
12,244	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	11,632
31,825	Unit Corp., 6.625%, 05/15/21	27,409
7,225	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 02/15/23	7,297

		147,651

	Independent Power & Renewable Electricity Producers — 0.0% (g)
2,963	TerraForm Power Operating LLC, 6.125%, 06/15/25 (e)	2,793

	Oil, Gas & Consumable Fuels — 9.6%
	Antero Resources Corp.,
6,171	5.125%, 12/01/22	5,586
5,085	5.375%, 11/01/21	4,678
15,750	6.000%, 12/01/20	15,042
	Baytex Energy Corp., (Canada),
1,254	5.125%, 06/01/21 (e)	1,068
4,544	5.625%, 06/01/24 (e)	3,792

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
15,537	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (e)	15,226
	California Resources Corp.,
8,611	5.000%, 01/15/20	6,779
9,174	5.500%, 09/15/21	7,113
4,760	6.000%, 11/15/24	3,530
	Chesapeake Energy Corp.,
15,633	4.875%, 04/15/22	11,334
10,400	5.375%, 06/15/21	7,618
12,050	6.125%, 02/15/21	9,331
2,100	6.625%, 08/15/20	1,675
4,120	6.875%, 11/15/20	3,306
	Cimarex Energy Co.,
5,442	4.375%, 06/01/24	5,236
5,065	5.875%, 05/01/22	5,318
9,830	Citgo Holding, Inc., 10.750%, 02/15/20 (e)	9,707
12,452	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	12,078
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
5,911	6.375%, 03/15/24	3,399
3,352	8.500%, 12/15/19	2,304
	Comstock Resources, Inc.,
3,300	7.750%, 04/01/19	1,023
5,547	9.500%, 06/15/20	1,807
9,750	10.000%, 03/15/20 (e)	7,824
	Concho Resources, Inc.,
10,601	5.500%, 10/01/22	10,415
5,239	5.500%, 04/01/23	5,176
4,585	6.500%, 01/15/22	4,678
8,470	CONSOL Energy, Inc., 5.875%, 04/15/22	6,056
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
9,092	6.125%, 03/01/22	8,274
9,272	6.250%, 04/01/23 (e)	8,391
8,860	Diamondback Energy, Inc., 7.625%, 10/01/21	9,303
	Energy Transfer Equity LP,
18,925	5.875%, 01/15/24	18,263
4,917	7.500%, 10/15/20	5,267
8,048	EnLink Midstream Partners LP/EnLink Midstream Finance Corp, 7.125%, 06/01/22	8,883
	EP Energy LLC/Everest Acquisition Finance, Inc.,
6,982	6.375%, 06/15/23	5,935
10,802	7.750%, 09/01/22	9,938
9,485	9.375%, 05/01/20	9,186

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Genesis Energy LP/Genesis Energy Finance Corp.,
8,275	5.625%, 06/15/24	7,406
10,088	5.750%, 02/15/21	9,483
5,790	6.000%, 05/15/23	5,298
4,770	6.750%, 08/01/22	4,627
18,528	Halcon Resources Corp., 9.250%, 02/15/22	6,114
	Hilcorp Energy I LP/Hilcorp Finance Co.,
12,565	5.000%, 12/01/24 (e)	10,870
15,000	5.750%, 10/01/25 (e)	13,500
17,865	7.625%, 04/15/21 (e)	18,258
5,997	Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 03/01/20	5,698
8,218	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 04/01/22	6,985
15,578	Jupiter Resources, Inc., (Canada), 8.500%, 10/01/22 (e)	9,736
9,622	Linn Energy LLC/Linn Energy Finance Corp., 6.500%, 09/15/21	3,680
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
8,414	4.500%, 07/15/23	7,783
12,000	4.875%, 12/01/24	11,130
22,632	4.875%, 06/01/25	20,935
14,000	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21	13,020
	MEG Energy Corp., (Canada),
1,059	6.500%, 03/15/21 (e)	885
16,427	7.000%, 03/31/24 (e)	13,429
9,437	Memorial Resource Development Corp., 5.875%, 07/01/22	8,588
4,070	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.125%, 11/15/21 (e)	3,887
	Newfield Exploration Co.,
7,500	5.375%, 01/01/26	6,975
8,655	5.625%, 07/01/24	8,421
7,000	5.750%, 01/30/22	6,904
	NGL Energy Partners LP/NGL Energy Finance Corp.,
1,769	5.125%, 07/15/19	1,636
7,048	6.875%, 10/15/21	6,907
	Noble Energy, Inc.,
12,200	5.625%, 05/01/21	12,316
13,290	5.875%, 06/01/22	13,464
9,692	5.875%, 06/01/24	10,016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
10,495	Oasis Petroleum, Inc., 6.875%, 03/15/22	8,711
	Peabody Energy Corp.,
10,707	6.250%, 11/15/21	2,811
20,800	10.000%, 03/15/22 (e)	8,320
	Penn Virginia Corp.,
1,500	7.250%, 04/15/19	386
14,125	8.500%, 05/01/20	3,673
	QEP Resources, Inc.,
10,196	5.250%, 05/01/23	8,822
16,662	5.375%, 10/01/22	14,371
18,569	6.875%, 03/01/21	17,640
9,108	Range Resources Corp., 5.000%, 03/15/23	8,334
	Regency Energy Partners LP/Regency Energy Finance Corp.,
4,168	4.500%, 11/01/23	3,868
8,792	5.000%, 10/01/22	8,613
10,500	5.500%, 04/15/23	10,207
11,760	Rice Energy, Inc., 7.250%, 05/01/23 (e)	10,937
3,654	RSP Permian, Inc., 6.625%, 10/01/22 (e)	3,581
3,621	Sabine Oil & Gas Corp., 9.750%, 02/15/17 (d)	416
5,938	SemGroup Corp., 7.500%, 06/15/21	5,879
	SM Energy Co.,
23,700	5.000%, 01/15/24	20,263
11,750	5.625%, 06/01/25	10,428
11,379	6.500%, 11/15/21	11,038
11,280	6.500%, 01/01/23	10,846
10,030	Stone Energy Corp., 7.500%, 11/15/22	6,670
	Sunoco LP/Sunoco Finance Corp.,
10,010	5.500%, 08/01/20 (e)	9,960
15,335	6.375%, 04/01/23 (e)	15,412
12,197	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	8,904
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
10,000	5.250%, 05/01/23	9,400
10,000	6.875%, 02/01/21	10,000
4,288	Tesoro Corp., 5.125%, 04/01/24	4,202
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
9,000	5.875%, 10/01/20	9,023
4,500	6.125%, 10/15/21	4,511
6,576	6.250%, 10/15/22 (e)	6,576
	Ultra Petroleum Corp., (Canada),
15,555	5.750%, 12/15/18 (e)	12,522
21,384	6.125%, 10/01/24 (e)	14,113
7,920	W&T Offshore, Inc., 8.500%, 06/15/19	3,722

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	155

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
4,704	Western Refining, Inc., 6.250%, 04/01/21	4,657
13,940	Whiting Petroleum Corp., 5.000%, 03/15/19	12,476
	Williams Partners LP/ACMP Finance Corp.,
20,000	4.875%, 05/15/23	18,839
10,000	6.125%, 07/15/22	10,194
	WPX Energy, Inc.,
12,785	5.250%, 09/15/24	10,498
37,272	6.000%, 01/15/22	31,495

		874,808

	Total Energy	1,025,252

	Financials — 6.1%
	Banks — 2.3%
14,025	Barclays Bank plc, (United Kingdom), 7.625%, 11/21/22	15,989
	CIT Group, Inc.,
7,713	3.875%, 02/19/19	7,713
7,626	5.000%, 08/15/22	7,750
40,915	5.250%, 03/15/18	42,500
3,256	5.375%, 05/15/20	3,403
3,676	5.500%, 02/15/19 (e)	3,864
16,345	6.625%, 04/01/18 (e)	17,489
	Royal Bank of Scotland Group plc, (United Kingdom),
3,035	5.125%, 05/28/24	3,063
6,461	6.000%, 12/19/23	6,899
59,525	6.100%, 06/10/23	63,911
35,319	6.125%, 12/15/22	38,079

		210,660

	Capital Markets — 0.1%
	E*TRADE Financial Corp.,
6,715	4.625%, 09/15/23	6,715
5,240	5.375%, 11/15/22	5,476

		12,191

	Consumer Finance — 0.8%
12,107	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, (Ireland), 4.500%, 05/15/21	12,304
	Ally Financial, Inc.,
8,901	3.250%, 02/13/18	8,857
7,206	3.600%, 05/21/18	7,206
3,540	4.625%, 05/19/22	3,553
21,569	8.000%, 11/01/31	25,537
10,970	Navient Corp., 8.000%, 03/25/20	11,107

		68,564

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 1.1%
23,188	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	9,043
18,918	Argos Merger Sub, Inc., 7.125%, 03/15/23 (e)	19,817
19,226	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	11,055
4,547	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	4,661
8,511	Highland Ranch, 6.700%, 09/01/20	8,426
10,170	Horizon Pharma Financing, Inc., 6.625%, 05/01/23 (e)	10,501
3,324	Igloo Holdings Corp., 8.250% (cash), 12/15/17 (e) (v)	3,336
4,123	MSCI, Inc., 5.250%, 11/15/24 (e)	4,195
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
7,189	6.500%, 07/01/21	6,335
3,177	7.875%, 10/01/20	3,002
6,375	9.625%, 05/01/19	6,646
5,900	Nielsen Co. Luxembourg SARL (The), (Luxembourg), 5.500%, 10/01/21 (e)	5,996
3,355	Speedy Cash Intermediate Holdings Corp., 10.750%, 05/15/18 (e)	2,709

		95,722

	Insurance — 0.7%
	CNO Financial Group, Inc.,
3,713	4.500%, 05/30/20	3,825
10,186	5.250%, 05/30/25	10,504
7,762	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	8,072
7,210	Hartford Financial Services Group, Inc. (The), VAR, 8.125%, 06/15/38	8,057
13,747	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	16,015
10,335	National Financial Partners Corp., 9.000%, 07/15/21 (e)	10,128
9,783	USI, Inc., 7.750%, 01/15/21 (e)	9,490

		66,091

	Real Estate Investment Trusts (REITs) — 0.8%
	Crown Castle International Corp.,
5,970	4.875%, 04/15/22	6,127
9,555	5.250%, 01/15/23	9,997
7,120	DuPont Fabros Technology LP, 5.875%, 09/15/21	7,352
	Equinix, Inc.,
2,065	4.875%, 04/01/20	2,111
4,518	5.375%, 01/01/22	4,563
11,833	5.375%, 04/01/23	11,863

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Real Estate Investment Trusts (REITs) — continued
2,707	5.750%, 01/01/25	2,707
5,000	FelCor Lodging LP, 6.000%, 06/01/25 (e)	5,081
13,896	Iron Mountain, Inc., 5.750%, 08/15/24	13,948
3,494	Potlatch Corp., 7.500%, 11/01/19	3,913
7,000	RHP Hotel Properties LP/RHP Finance Corp., 5.000%, 04/15/23 (e)	6,930

		74,592

	Real Estate Management & Development — 0.2%
2,886	Kennedy-Wilson, Inc., 5.875%, 04/01/24	2,808
19,815	Mattamy Group Corp., (Canada), 6.500%, 11/15/20 (e)	19,121

		21,929

	Thrifts & Mortgage Finance — 0.1%
9,404	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	9,169

	Total Financials	558,918

	Health Care — 11.0%
	Biotechnology — 0.1%
6,895	AMAG Pharmaceuticals, Inc., 7.875%, 09/01/23 (e)	7,059

	Health Care Equipment & Supplies — 1.6%
	Alere, Inc.,
2,366	6.375%, 07/01/23 (e)	2,425
7,858	6.500%, 06/15/20	8,150
250	7.250%, 07/01/18	261
1,265	8.625%, 10/01/18	1,297
25,947	ConvaTec Healthcare E S.A., (Luxembourg), 10.500%, 12/15/18 (e)	26,985
9,965	Crimson Merger Sub, Inc., 6.625%, 05/15/22 (e)	8,906
5,100	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125%, 06/15/21 (e)	5,276
8,595	Halyard Health, Inc., 6.250%, 10/15/22 (e)	8,890
7,100	Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (e)	7,224
13,750	Hologic, Inc., 5.250%, 07/15/22 (e)	14,008
7,100	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	7,491
	Mallinckrodt International Finance S.A., (Luxembourg),
1,067	3.500%, 04/15/18	1,072
8,773	4.750%, 04/15/23	8,318
	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, (Luxembourg),
11,040	4.875%, 04/15/20 (e)	11,151
9,330	5.500%, 04/15/25 (e)	9,260
18,382	5.750%, 08/01/22 (e)	18,777

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
1,685	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23 (e)	1,719
2,985	Teleflex, Inc., 5.250%, 06/15/24	2,992

		144,202

	Health Care Providers & Services — 6.2%
	Acadia Healthcare Co., Inc.,
2,650	5.625%, 02/15/23	2,702
4,165	6.125%, 03/15/21	4,300
	Amsurg Corp.,
8,200	5.625%, 11/30/20	8,405
7,825	5.625%, 07/15/22	7,986
9,241	Centene Corp., 4.750%, 05/15/22	9,362
	CHS/Community Health Systems, Inc.,
10,266	5.125%, 08/15/18	10,510
10,085	5.125%, 08/01/21	10,362
21,505	6.875%, 02/01/22	22,856
10,362	7.125%, 07/15/20	10,958
18,250	8.000%, 11/15/19	19,071
	DaVita HealthCare Partners, Inc.,
15,915	5.000%, 05/01/25	15,597
11,880	5.125%, 07/15/24	11,828
10,500	5.750%, 08/15/22	11,172
8,050	Envision Healthcare Corp., 5.125%, 07/01/22 (e)	8,161
	Fresenius Medical Care U.S. Finance II, Inc.,
6,205	4.125%, 10/15/20 (e)	6,314
4,380	4.750%, 10/15/24 (e)	4,385
8,281	5.625%, 07/31/19 (e)	8,943
10,151	5.875%, 01/31/22 (e)	10,963
6,419	6.875%, 07/15/17	6,949
	Fresenius Medical Care U.S. Finance, Inc.,
10,235	5.750%, 02/15/21 (e)	11,079
3,075	6.500%, 09/15/18 (e)	3,398
11,585	HCA Holdings, Inc., 6.250%, 02/15/21	12,570
	HCA, Inc.,
11,028	3.750%, 03/15/19	11,083
9,680	4.250%, 10/15/19	9,874
8,980	4.750%, 05/01/23	9,103
11,701	5.000%, 03/15/24	11,979
12,185	5.250%, 04/15/25	12,642
19,215	5.375%, 02/01/25	19,503
10,440	5.875%, 03/15/22	11,354
19,389	6.500%, 02/15/20	21,425
19,448	7.500%, 02/15/22	22,311
2,200	8.000%, 10/01/18	2,524

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	157

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Health Care Providers & Services — continued
6,800	Series 1, 5.875%, 05/01/23	7,191
	HealthSouth Corp.,
1,695	5.125%, 03/15/23	1,678
8,073	5.750%, 11/01/24	8,185
24,291	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	25,175
2,827	inVentiv Health, Inc., 9.000%, 01/15/18 (e)	2,940
	LifePoint Health, Inc.,
7,774	5.500%, 12/01/21	8,099
5,450	6.625%, 10/01/20	5,641
23,925	MPH Acquisition Holdings LLC, 6.625%, 04/01/22 (e)	24,583
	Omnicare, Inc.,
2,090	4.750%, 12/01/22	2,220
1,090	5.000%, 12/01/24	1,172
	Tenet Healthcare Corp.,
9,413	4.375%, 10/01/21	9,413
8,041	4.500%, 04/01/21	8,081
5,725	4.750%, 06/01/20	5,836
11,514	5.000%, 03/01/19	11,494
8,164	5.500%, 03/01/19	8,184
19,145	6.000%, 10/01/20	20,485
6,204	6.250%, 11/01/18	6,724
6,208	6.750%, 02/01/20	6,550
12,365	6.750%, 06/15/23	12,736
13,807	8.000%, 08/01/20	14,411
21,073	8.125%, 04/01/22	23,338
	Universal Health Services, Inc.,
2,200	3.750%, 08/01/19 (e)	2,244
3,252	4.750%, 08/01/22 (e)	3,349

		569,398

	Health Care Technology — 0.3%
	Emdeon, Inc.,
9,635	6.000%, 02/15/21 (e)	9,491
6,853	11.000%, 12/31/19	7,358
9,560	IMS Health, Inc., 6.000%, 11/01/20 (e)	9,823

		26,672

	Life Sciences Tools & Services — 0.1%
8,195	Quintiles Transnational Corp., 4.875%, 05/15/23 (e)	8,359

	Pharmaceuticals — 2.7%
8,480	Capsugel S.A., (Luxembourg), (cash), 7.000%, 05/15/19 (e) (v)	8,544

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
14,025	Celtic Pharma Phinco B.V., (Bermuda), 17.000%, 06/15/12 (d)	1
9,070	Concordia Healthcare Corp., (Canada), 7.000%, 04/15/23 (e)	9,366
4,450	Endo Finance LLC, 5.750%, 01/15/22 (e)	4,550
1,959	Endo Finance LLC/Endo Finco, Inc., 7.750%, 01/15/22 (e)	2,091
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc., (Ireland),
19,105	6.000%, 07/15/23 (e)	19,869
8,650	6.000%, 02/01/25 (e)	8,888
5,814	Par Pharmaceutical Cos., Inc., 7.375%, 10/15/20	6,180
	Valeant Pharmaceuticals International, Inc., (Canada),
24,825	5.375%, 03/15/20 (e)	25,259
6,175	5.500%, 03/01/23 (e)	6,260
6,075	5.625%, 12/01/21 (e)	6,181
44,515	5.875%, 05/15/23 (e)	45,405
28,590	6.125%, 04/15/25 (e)	29,448
22,653	6.375%, 10/15/20 (e)	23,616
19,415	6.750%, 08/15/18 (e)	20,313
3,870	6.750%, 08/15/21 (e)	4,015
16,270	7.000%, 10/01/20 (e)	16,840
3,700	7.250%, 07/15/22 (e)	3,894
11,237	7.500%, 07/15/21 (e)	12,066

		252,786

	Total Health Care	1,008,476

	Industrials — 9.8%
	Aerospace & Defense — 0.6%
3,884	Aerojet Rocketdyne Holdings, Inc., 7.125%, 03/15/21	4,088
	Bombardier, Inc., (Canada),
6,425	4.750%, 04/15/19 (e)	5,204
9,550	5.500%, 09/15/18 (e)	8,356
8,450	7.500%, 03/15/18 (e)	7,901
2,700	Orbital ATK, Inc., 5.250%, 10/01/21	2,754
	TransDigm, Inc.,
6,390	5.500%, 10/15/20	6,263
10,688	6.000%, 07/15/22	10,529
6,065	6.500%, 07/15/24	5,929

		51,024

	Airlines — 0.7%
7,925	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	8,271

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Airlines — continued
7,142	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	7,820
2,329	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	2,562
6,397	Continental Airlines 2012-3 Class C Pass-Through Certificates, 6.125%, 04/29/18	6,637
3,910	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	4,453
249	Delta Air Lines 2009-1 Series B Pass-Through Trust, Class B, 9.750%, 12/17/16	267
10,655	Delta Air Lines 2012-1 Class B Pass-Through Trust, Series B, 6.875%, 05/07/19 (e)	11,507
11,800	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	13,143
7,203	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	7,456
2,317	UAL 2007-1 Pass-Through Trust, Series A, 6.636%, 07/02/22	2,456
1,175	UAL 2009-2A Pass-Through Trust, 9.750%, 01/15/17	1,263

		65,835

	Building Products — 0.5%
	Building Materials Corp. of America,
12,293	5.375%, 11/15/24 (e)	12,293
2,200	6.750%, 05/01/21 (e)	2,302
	Masco Corp.,
5,625	4.450%, 04/01/25	5,624
1,075	7.125%, 03/15/20	1,242
7,641	Masonite International Corp., (Canada), 5.625%, 03/15/23 (e)	7,679
9,409	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	9,762
9,850	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	9,825

		48,727

	Commercial Services & Supplies — 2.6%
	ADT Corp. (The),
33,550	4.125%, 06/15/23	30,782
26,645	6.250%, 10/15/21	27,511
23,830	Casella Waste Systems, Inc., 7.750%, 02/15/19	23,771
	Covanta Holding Corp.,
4,800	5.875%, 03/01/24	4,680
3,890	7.250%, 12/01/20	4,060
8,234	Deluxe Corp., 6.000%, 11/15/20	8,646

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — continued
20,200	Garda World Security Corp., (Canada), 7.250%, 11/15/21 (e)	18,887
	Harland Clarke Holdings Corp.,
6,275	9.250%, 03/01/21 (e)	5,224
980	9.750%, 08/01/18 (e)	1,009
32,554	ILFC E-Capital Trust I, VAR, 4.690%, 12/21/65 (e)	30,601
32,786	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	30,942
13,300	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375%, 08/01/23 (e)	13,180
17,375	Jurassic Holdings III, Inc., 6.875%, 02/15/21 (e)	12,206
2,972	Mustang Merger Corp., 8.500%, 08/15/21 (e)	3,106
8,000	Quad/Graphics, Inc., 7.000%, 05/01/22	7,440
	Quebecor World Capital Corp., (Canada),
8,325	6.125%, 10/15/15 (d)	10
6,815	6.500%, 08/01/27 (d)	9
865	Quebecor World Capital ULC, (Canada), 6.125%, 10/15/15 (d)	1
	R.R. Donnelley & Sons Co.,
1,025	6.000%, 04/01/24	968
2,670	7.875%, 03/15/21	2,803
9,615	West Corp., 5.375%, 07/15/22 (e)	9,038

		234,874

	Construction & Engineering — 0.9%
	AECOM,
13,400	5.750%, 10/15/22 (e)	13,400
26,050	5.875%, 10/15/24 (e)	26,245
9,689	Dycom Investments, Inc., 7.125%, 01/15/21	10,101
27,905	MasTec, Inc., 4.875%, 03/15/23	22,882
12,000	Tutor Perini Corp., 7.625%, 11/01/18	12,300

		84,928

	Electrical Equipment — 0.3%
4,465	EnerSys, 5.000%, 04/30/23 (e)	4,309
4,533	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	4,669
	Sensata Technologies B.V., (Netherlands),
3,920	4.875%, 10/15/23 (e)	3,852
5,020	5.000%, 10/01/25 (e)	4,869
2,831	5.625%, 11/01/24 (e)	2,902
6,660	Wise Metals Group LLC/Wise Alloys Finance Corp., 8.750%, 12/15/18 (e)	6,310

		26,911

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	159

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Industrial Conglomerates — 0.0% (g)
4,715	J.M. Huber Corp., 9.875%, 11/01/19 (e)	4,986

	Machinery — 0.9%
10,479	ATS Automation Tooling Systems, Inc., (Canada), 6.500%, 06/15/23 (e)	10,558
15,017	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	14,191
	Bluewater Holding B.V., (Netherlands),
9,100	10.000%, 12/10/19 (e)	6,461
22,400	Reg. S, 10.000%, 12/10/19 (e)	15,904
8,875	Briggs & Stratton Corp., 6.875%, 12/15/20	9,624
7,550	Gardner Denver, Inc., 6.875%, 08/15/21 (e)	6,719
14,640	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	15,006
3,591	Oshkosh Corp., 5.375%, 03/01/25	3,591

		82,054

	Marine — 0.6%
	Navios Maritime Holdings, Inc./Navios Maritime Finance II U.S., Inc.,
16,675	7.375%, 01/15/22 (e)	13,840
2,080	8.125%, 02/15/19	1,654
13,017	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 7.250%, 05/01/22 (e)	12,008
6,552	Shelf Drilling Holdings Ltd., (Cayman Islands), 8.625%, 11/01/18 (e)	5,045
25,487	Ultrapetrol Bahamas Ltd., (Bahamas), 8.875%, 06/15/21	19,880

		52,427

	Professional Services — 0.1%
5,724	CEB, Inc., 5.625%, 06/15/23 (e)	5,724

	Road & Rail — 0.5%
	Ashtead Capital, Inc.,
1,440	5.625%, 10/01/24 (e)	1,430
9,989	6.500%, 07/15/22 (e)	10,389
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
10,011	5.125%, 06/01/22 (e)	9,873
9,725	5.250%, 03/15/25 (e)	9,215
16,404	Hertz Corp. (The), 7.375%, 01/15/21	17,101

		48,008

	Trading Companies & Distributors — 2.1%
12,099	Ahern Rentals, Inc., 7.375%, 05/15/23 (e)	10,587
	Aircastle Ltd., (Bermuda),
84	5.125%, 03/15/21	86

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — continued
2,882	6.250%, 12/01/19	3,127
5,969	7.625%, 04/15/20	6,775
19,254	H&E Equipment Services, Inc., 7.000%, 09/01/22	19,158
	HD Supply, Inc.,
2,900	5.250%, 12/15/21 (e)	2,980
16,480	7.500%, 07/15/20	17,592
	International Lease Finance Corp.,
5,899	4.625%, 04/15/21	6,002
4,965	5.875%, 04/01/19	5,281
24,055	6.250%, 05/15/19	25,919
29,982	8.250%, 12/15/20	35,529
6,650	8.625%, 01/15/22	8,130
	United Rentals North America, Inc.,
7,850	4.625%, 07/15/23	7,722
8,775	5.500%, 07/15/25	8,468
9,935	5.750%, 11/15/24	9,786
8,488	6.125%, 06/15/23	8,658
5,200	7.625%, 04/15/22	5,603
11,000	Univar USA, Inc., 6.750%, 07/15/23 (e)	10,945

		192,348

	Total Industrials	897,846

	Information Technology — 4.5%
	Communications Equipment — 1.0%
	Alcatel-Lucent USA, Inc.,
8,207	6.450%, 03/15/29	8,582
3,175	6.750%, 11/15/20 (e)	3,389
	Avaya, Inc.,
15,389	7.000%, 04/01/19 (e)	13,812
17,258	10.500%, 03/01/21 (e)	11,433
7,807	CommScope Technologies Finance LLC, 6.000%, 06/15/25 (e)	7,592
	CommScope, Inc.,
2,513	4.375%, 06/15/20 (e)	2,535
6,095	5.000%, 06/15/21 (e)	6,020
10,967	5.500%, 06/15/24 (e)	10,652
18,825	Goodman Networks, Inc., 12.125%, 07/01/18	7,153
	Nokia OYJ, (Finland),
6,517	5.375%, 05/15/19	6,924
3,965	6.625%, 05/15/39	4,263
7,735	Plantronics, Inc., 5.500%, 05/31/23 (e)	7,774

		90,129

	Electronic Equipment, Instruments & Components — 0.4%
7,090	Anixter, Inc., 5.500%, 03/01/23 (e)	7,090

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electronic Equipment, Instruments & Components — continued
	Belden, Inc.,
6,149	5.250%, 07/15/24 (e)	5,826
597	5.500%, 09/01/22 (e)	588
	CDW LLC/CDW Finance Corp.,
3,636	5.000%, 09/01/23	3,591
2,951	5.500%, 12/01/24	2,921
2,726	Flextronics International Ltd., (Singapore), 5.000%, 02/15/23	2,744
8,800	Zebra Technologies Corp., 7.250%, 10/15/22 (e)	9,416

		32,176

	Internet Software & Services — 0.2%
5,895	Blue Coat Holdings, Inc., 8.375%, 06/01/23 (e)	5,907
	VeriSign, Inc.,
5,954	4.625%, 05/01/23	5,805
4,933	5.250%, 04/01/25	4,970

		16,682

	IT Services — 1.1%
7,895	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	7,796
	First Data Corp.,
9,450	5.375%, 08/15/23 (e)	9,568
9,460	6.750%, 11/01/20 (e)	9,957
14,302	8.250%, 01/15/21 (e)	15,053
3,550	10.625%, 06/15/21	3,927
3,720	11.250%, 01/15/21	4,111
13,070	11.750%, 08/15/21	14,723
19,168	12.625%, 01/15/21	22,019
3,418	8.750%, 01/15/22 (e)	3,598
	SunGard Data Systems, Inc.,
8,170	6.625%, 11/01/19	8,477
2,739	7.625%, 11/15/20	2,869

		102,098

	Semiconductors & Semiconductor Equipment — 1.1%
	Advanced Micro Devices, Inc.,
8,838	6.750%, 03/01/19	6,231
20,232	7.000%, 07/01/24	13,049
770	7.500%, 08/15/22	497
9,140	7.750%, 08/01/20	5,987
	Amkor Technology, Inc.,
2,311	6.375%, 10/01/22	2,248
1,180	6.625%, 06/01/21	1,165

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
3,004	Entegris, Inc., 6.000%, 04/01/22 (e)	3,041
3,714	Freescale Semiconductor, Inc., 6.000%, 01/15/22 (e)	3,881
	Micron Technology, Inc.,
7,777	5.250%, 08/01/23 (e)	7,252
3,106	5.250%, 01/15/24 (e)	2,881
7,392	5.500%, 02/01/25	6,874
5,558	5.625%, 01/15/26 (e)	5,044
5,133	5.875%, 02/15/22	5,056
	NXP B.V./NXP Funding LLC, (Netherlands),
14,909	4.125%, 06/15/20 (e)	14,928
17,426	4.625%, 06/15/22 (e)	17,252
3,230	5.750%, 02/15/21 (e)	3,371
3,663	5.750%, 03/15/23 (e)	3,791

		102,548

	Software — 0.6%
	Audatex North America, Inc.,
11,712	6.000%, 06/15/21 (e)	11,436
7,111	6.125%, 11/01/23 (e)	7,048
	Infor U.S., Inc.,
2,495	5.750%, 08/15/20 (e)	2,501
9,315	6.500%, 05/15/22 (e)	8,733
9,984	Italics Merger Sub, Inc., 7.125%, 07/15/23 (e)	9,657
8,552	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	8,568
5,765	Open Text Corp., (Canada), 5.625%, 01/15/23 (e)	5,765
5,501	SS&C Technologies Holdings, Inc., 5.875%, 07/15/23 (e)	5,673

		59,381

	Technology Hardware, Storage & Peripherals — 0.1%
	NCR Corp.,
3,142	5.000%, 07/15/22	3,055
1,090	5.875%, 12/15/21	1,109
2,730	6.375%, 12/15/23	2,802

		6,966

	Total Information Technology	409,980

	Materials — 9.4%
	Chemicals — 2.1%
12,040	Ashland, Inc., 4.750%, 08/15/22	11,950
11,144	Axiall Corp., 4.875%, 05/15/23	10,810
9,800	Basell Finance Co., B.V., (Netherlands), Class B, 8.100%, 03/15/27 (e)	12,740
5,000	Celanese U.S. Holdings LLC, 4.625%, 11/15/22	4,869

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	161

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Chemicals — continued
5,866	Eagle Spinco, Inc., 4.625%, 02/15/21	5,719
	Hexion, Inc.,
16,150	6.625%, 04/15/20	15,060
6,016	10.000%, 04/15/20	6,136
	Huntsman International LLC,
4,030	4.875%, 11/15/20	3,949
4,396	5.125%, 11/15/22 (e)	4,176
	INEOS Group Holdings S.A., (Luxembourg),
2,791	5.875%, 02/15/19 (e)	2,767
2,617	6.125%, 08/15/18 (e)	2,620
	LyondellBasell Industries N.V., (Netherlands),
2,930	5.000%, 04/15/19	3,168
6,000	6.000%, 11/15/21	6,797
	Momentive Performance Materials, Inc.,
10,610	3.880%, 10/24/21	9,052
10,610	8.875%, 10/15/20 (d)	—	(h)
	NOVA Chemicals Corp., (Canada),
5,295	5.000%, 05/01/25 (e)	5,295
5,135	5.250%, 08/01/23 (e)	5,161
6,050	Nufarm Australia Ltd., (Australia), 6.375%, 10/15/19 (e)	6,065
7,200	Olin Corp., 5.500%, 08/15/22	7,344
8,185	Platform Specialty Products Corp., 6.500%, 02/01/22 (e)	7,926
	PolyOne Corp.,
14,639	5.250%, 03/15/23	14,346
3,070	7.375%, 09/15/20	3,190
	Rain CII Carbon LLC/CII Carbon Corp.,
9,845	8.000%, 12/01/18 (e)	9,205
7,856	8.250%, 01/15/21 (e)	7,424
	Tronox Finance LLC,
1,100	6.375%, 08/15/20	902
16,004	7.500%, 03/15/22 (e)	12,883
	W.R. Grace & Co.-Conn,
6,902	5.125%, 10/01/21 (e)	6,988
2,300	5.625%, 10/01/24 (e)	2,372

		188,914

	Construction Materials — 1.8%
28,654	Cemex Espana S.A., (Spain), 9.875%, 04/30/19 (e)	31,233
25,230	Cemex Finance LLC, 9.375%, 10/12/22 (e)	28,068
	Cemex S.A.B. de C.V., (Mexico),
27,660	5.700%, 01/11/25 (e)	25,724
4,443	6.125%, 05/05/25 (e)	4,221
9,800	6.500%, 12/10/19 (e)	9,947

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — continued
10,513	7.250%, 01/15/21 (e)	11,038
6,750	Headwaters, Inc., 7.250%, 01/15/19	7,020
9,475	Summit Materials LLC/Summit Materials Finance Corp., 6.125%, 07/15/23 (e)	9,428
7,107	U.S. Concrete, Inc., 8.500%, 12/01/18	7,427
	Vulcan Materials Co.,
10,949	4.500%, 04/01/25	10,757
14,250	7.500%, 06/15/21	16,281

		161,144

	Containers & Packaging — 1.5%
446	Ardagh Packaging Finance plc, (Ireland), 9.125%, 10/15/20 (e)	468
	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., (Ireland),
2,971	6.250%, 01/31/19 (e)	3,031
1,694	7.000%, 11/15/20 (e)	1,711
4,119	9.125%, 10/15/20 (e)	4,306
8,760	Ball Corp., 5.250%, 07/01/25	8,716
8,685	Berry Plastics Corp., 5.125%, 07/15/23	8,120
	Cascades, Inc., (Canada),
8,455	5.500%, 07/15/22 (e)	8,117
7,225	5.750%, 07/15/23 (e)	6,990
3,508	Constar International, Inc., 11.000%, 12/31/17 (d)	582
5,375	Crown Americas LLC/Crown Americas Capital Corp. III, 6.250%, 02/01/21	5,597
4,075	Graphic Packaging International, Inc., 4.750%, 04/15/21	4,126
	Owens-Brockway Glass Container, Inc.,
4,890	5.000%, 01/15/22 (e)	4,817
2,908	5.375%, 01/15/25 (e)	2,813
1,802	6.375%, 08/15/25 (e)	1,843
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
24,900	5.750%, 10/15/20	25,678
15,600	6.875%, 02/15/21	16,341
1,614	7.125%, 04/15/19	1,646
6,800	8.250%, 02/15/21	6,996
6,905	9.875%, 08/15/19	7,259
	Sealed Air Corp.,
8,745	5.125%, 12/01/24 (e)	8,849
3,594	5.250%, 04/01/23 (e)	3,675
6,000	6.500%, 12/01/20 (e)	6,645

		138,326

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Metals & Mining — 3.7%
10,880	AK Steel Corp., 8.750%, 12/01/18	10,880
	Alcoa, Inc.,
13,755	5.125%, 10/01/24	13,480
5,011	5.400%, 04/15/21	5,161
10,368	5.870%, 02/23/22	10,731
10,506	5.900%, 02/01/27	10,506
5,000	5.950%, 02/01/37	4,856
4,231	6.150%, 08/15/20	4,495
14,394	6.750%, 01/15/28	15,330
	Aleris International, Inc.,
4,650	7.625%, 02/15/18	4,569
5,531	7.875%, 11/01/20	5,351
7,200	Allegheny Technologies, Inc., 6.625%, 08/15/23	6,354
	ArcelorMittal, (Luxembourg),
4,335	6.125%, 06/01/25	3,999
13,005	6.250%, 03/01/21	12,826
52,325	7.000%, 02/25/22	52,194
4,850	7.750%, 10/15/39	4,499
12,050	10.600%, 06/01/19	14,038
3,765	Bluescope Steel Finance Ltd./Bluescope Steel Finance USA LLC, (Australia), 7.125%, 05/01/18 (e)	3,690
21,454	Coeur Mining, Inc., 7.875%, 02/01/21	13,677
	Commercial Metals Co.,
5,360	4.875%, 05/15/23	4,744
5,001	7.350%, 08/15/18	5,326
3,383	Constellium N.V., (Netherlands), 5.750%, 05/15/24 (e)	2,605
	First Quantum Minerals Ltd., (Canada),
6,741	6.750%, 02/15/20 (e)	4,820
4,861	7.000%, 02/15/21 (e)	3,427
2,366	7.250%, 05/15/22 (e)	1,662
21,276	Hecla Mining Co., 6.875%, 05/01/21	17,021
5,322	HudBay Minerals, Inc., (Canada), 9.500%, 10/01/20	4,828
	Lundin Mining Corp., (Canada),
7,500	7.500%, 11/01/20 (e)	7,406
7,350	7.875%, 11/01/22 (e)	7,240
	New Gold, Inc., (Canada),
12,787	6.250%, 11/15/22 (e)	10,805
7,261	7.000%, 04/15/20 (e)	6,970
19,935	Novelis, Inc., (Canada), 8.750%, 12/15/20	19,885
4,715	Prince Mineral Holding Corp., 11.500%, 12/15/19 (e)	4,055

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
4,850	Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.000%, 10/15/17	4,426
8,160	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 05/01/22 (e)	7,874
	Steel Dynamics, Inc.,
5,850	5.125%, 10/01/21	5,736
3,800	5.250%, 04/15/23	3,691
8,660	5.500%, 10/01/24	8,411
5,017	6.375%, 08/15/22	5,180
5,370	Taseko Mines Ltd., (Canada), 7.750%, 04/15/19	3,061

		335,809

	Paper & Forest Products — 0.3%
	Clearwater Paper Corp.,
5,255	4.500%, 02/01/23	4,993
2,969	5.375%, 02/01/25 (e)	2,902
12,400	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	11,780
2,667	Louisiana-Pacific Corp., 7.500%, 06/01/20	2,820
854	Mercer International, Inc., 7.000%, 12/01/19	871
6,530	NWH Escrow Corp., 7.500%, 08/01/21 (e)	6,040
2,350	Sappi Papier Holding GmbH, (Austria), 7.750%, 07/15/17 (e)	2,491

		31,897

	Total Materials	856,090

	Telecommunication Services — 9.5%
	Diversified Telecommunication Services — 5.8%
	Altice Financing S.A., (Luxembourg),
10,515	6.500%, 01/15/22 (e)	10,647
15,117	6.625%, 02/15/23 (e)	15,041
3,264	7.875%, 12/15/19 (e)	3,415
5,814	Altice Finco S.A., (Luxembourg), 7.625%, 02/15/25 (e)	5,698
	CCO Holdings LLC/CCO Holdings Capital Corp.,
2,228	5.375%, 05/01/25 (e)	2,164
4,036	5.875%, 05/01/27 (e)	3,955
5,564	6.625%, 01/31/22	5,856
12,449	CenturyLink, Inc., 5.625%, 04/01/25 (e)	11,117
15,728	Cincinnati Bell, Inc., 8.375%, 10/15/20	16,415
9,125	Consolidated Communications, Inc., 6.500%, 10/01/22 (e)	8,441
47,545	Embarq Corp., 7.995%, 06/01/36	50,279
	Frontier Communications Corp.,
18,665	8.500%, 04/15/20	19,178

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	163

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Telecommunication Services — continued
964	8.750%, 04/15/22	950
19,968	9.250%, 07/01/21	20,517
	Intelsat Jackson Holdings S.A., (Luxembourg),
2,030	5.500%, 08/01/23	1,787
39,078	6.625%, 12/15/22	34,193
20,255	7.250%, 04/01/19	19,799
27,530	7.250%, 10/15/20	26,463
3,965	7.500%, 04/01/21	3,841
12,518	Intelsat Luxembourg S.A., (Luxembourg), 7.750%, 06/01/21	9,379
9,339	Level 3 Communications, Inc., 5.750%, 12/01/22	9,316
	Level 3 Financing, Inc.,
4,878	5.125%, 05/01/23 (e)	4,756
13,077	5.375%, 05/01/25 (e)	12,636
4,460	5.625%, 02/01/23	4,499
7,676	6.125%, 01/15/21	8,040
11,708	7.000%, 06/01/20	12,323
7,517	8.625%, 07/15/20	7,964
	Qwest Capital Funding, Inc.,
7,892	6.875%, 07/15/28	7,339
19,854	7.750%, 02/15/31	19,060
4,750	Qwest Corp., 7.250%, 09/15/25	5,228
	Sprint Capital Corp.,
11,430	6.875%, 11/15/28	9,830
4,900	6.900%, 05/01/19	4,967
24,861	8.750%, 03/15/32	23,525
7,817	UPCB Finance IV Ltd., (Cayman Islands), 5.375%, 01/15/25 (e)	7,583
586	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	629
	Virgin Media Finance plc, (United Kingdom),
4,850	5.250%, 02/15/22	4,626
3,009	5.750%, 01/15/25 (e)	3,022
4,982	6.375%, 04/15/23 (e)	5,178
	Virgin Media Secured Finance plc, (United Kingdom),
3,000	5.250%, 01/15/26 (e)	2,910
3,596	5.375%, 04/15/21 (e)	3,686
	Wind Acquisition Finance S.A., (Luxembourg),
8,802	4.750%, 07/15/20 (e)	8,868
10,025	7.375%, 04/23/21 (e)	10,251
	Windstream Services LLC,
7,286	6.375%, 08/01/23	5,347
14,808	7.500%, 06/01/22	11,699
24,772	7.500%, 04/01/23	19,384

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
20,055	7.750%, 10/01/21	16,345
	Zayo Group LLC/Zayo Capital, Inc.,
17,785	6.000%, 04/01/23 (e)	17,762
5,490	6.375%, 05/15/25 (e)	5,435
5,575	10.125%, 07/01/20	6,132

		527,475

	Wireless Telecommunication Services — 3.7%
10,230	SBA Communications Corp., 4.875%, 07/15/22	10,141
674	SBA Telecommunications, Inc., 5.750%, 07/15/20	703
19,214	SoftBank Group Corp., (Japan), 4.500%, 04/15/20 (e)	19,222
	Sprint Communications, Inc.,
6,728	6.000%, 12/01/16	6,879
19,907	7.000%, 03/01/20 (e)	21,145
36,790	7.000%, 08/15/20	36,330
41,426	9.000%, 11/15/18 (e)	46,138
5,758	11.500%, 11/15/21	6,579
	Sprint Corp.,
30,534	7.125%, 06/15/24	28,235
8,929	7.250%, 09/15/21	8,684
20,734	7.625%, 02/15/25	19,347
13,384	7.875%, 09/15/23	12,865
	T-Mobile USA, Inc.,
4,836	5.250%, 09/01/18	4,951
7,620	6.000%, 03/01/23	7,768
10,105	6.125%, 01/15/22	10,421
12,564	6.250%, 04/01/21	12,976
8,600	6.375%, 03/01/25	8,789
4,862	6.500%, 01/15/24	4,996
7,125	6.625%, 11/15/20	7,374
13,487	6.625%, 04/01/23	14,067
12,753	6.633%, 04/28/21	13,327
24,337	6.731%, 04/28/22	25,554
9,090	6.836%, 04/28/23	9,522

		336,013

	Total Telecommunication Services	863,488

	Utilities — 3.7%
	Electric Utilities — 0.2%
9,328	Terraform Global Operating LLC, 9.750%, 08/15/22 (e)	8,745
15,375	Texas Competitive Electric Holdings Co. LLC, VAR, 4.691%, 10/01/20	7,072

		15,817

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Gas Utilities — 1.0%
1,495	AmeriGas Partners LP/AmeriGas Finance Corp., 6.500%, 05/20/21	1,510
12,424	Ferrellgas LP/Ferrellgas Finance Corp., 6.750%, 06/15/23 (e)	11,927
5,808	PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 05/15/23 (e)	5,605
	Rose Rock Midstream LP/Rose Rock Finance Corp.,
5,385	5.625%, 07/15/22	4,900
7,384	5.625%, 11/15/23 (e)	6,609
	Sabine Pass Liquefaction LLC,
30,157	5.625%, 04/15/23	29,290
9,640	5.625%, 03/01/25 (e)	9,321
11,000	5.625%, 02/01/21	10,835
9,090	5.750%, 05/15/24	8,885
4,000	6.250%, 03/15/22	4,020

		92,902

	Independent Power & Renewable Electricity Producers — 2.5%
	AES Corp.,
5,190	4.875%, 05/15/23	4,827
20,474	5.500%, 03/15/24	19,553
10,165	5.500%, 04/15/25	9,555
	Calpine Corp.,
9,837	5.375%, 01/15/23	9,490
10,700	5.500%, 02/01/24	10,325
9,821	5.750%, 01/15/25	9,514
18,374	5.875%, 01/15/24 (e)	19,293
7,500	6.000%, 01/15/22 (e)	7,978
10,000	Dynegy, Inc., 5.875%, 06/01/23	9,550
11,000	6.750%, 11/01/19	11,406
14,380	7.375%, 11/01/22	14,883
4,900	7.625%, 11/01/24	5,100
30,000	GenOn Energy, Inc., 9.875%, 10/15/20	28,350
	NRG Energy, Inc.,
11,000	6.250%, 05/01/24	10,450
20,000	6.625%, 03/15/23	19,650
16,000	7.875%, 05/15/21	16,520
	Talen Energy Supply LLC,
7,603	4.625%, 07/15/19 (e)	7,185
9,004	6.500%, 06/01/25 (e)	8,351

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Independent Power & Renewable Electricity Producers — continued
5,992		TerraForm Power Operating LLC, 5.875%, 02/01/23 (e)	5,692

			227,672

		Total Utilities	336,391

		Total Corporate Bonds (Cost $8,297,776)	8,031,304

Preferred Securities — 1.6% (x)
		Financials — 1.6%
		Banks — 1.3%
17,418		Bank of America Corp., Series AA, VAR, 6.100%, 03/17/25	17,004
5,060		Barclays plc, (United Kingdom), VAR, 8.250%, 12/15/18	5,368
5,503		BNP Paribas S.A., (France), VAR, 7.375%, 08/19/25 (e)	5,635
		Citigroup, Inc.,
15,310		VAR, 5.875%, 03/27/20	15,167
7,340		VAR, 5.950%, 05/15/25	7,019
23,365		VAR, 5.950%, 08/15/20	23,172
9,016		VAR, 5.950%, 01/30/23	8,840
11,709		Credit Agricole S.A., (France), VAR, 6.625%, 09/23/19 (e)	11,481
7,503		HSBC Holdings plc, (United Kingdom), VAR, 6.375%, 03/30/25	7,456
		Royal Bank of Scotland Group plc, (United Kingdom),
12,167		VAR, 7.500%, 08/20/20	12,197
6,161		VAR, 8.000%, 08/10/25	6,292

			119,631

		Capital Markets — 0.3%
		Goldman Sachs Group, Inc. (The),
10,384		Series L, VAR, 5.700%, 05/10/19	10,449
9,854		Series M, VAR, 5.375%, 05/10/20	9,651
2,617		Morgan Stanley, Series J, VAR, 5.550%, 07/15/20	2,614

			22,714

		Total Preferred Securities (Cost $143,160)	142,345

SHARES
Common Stocks — 0.2%
		Consumer Discretionary — 0.0% (g)
		Media — 0.0% (g)
—	(h)	New Cotai LLC/New Cotai Capital Corp., Class B, ADR (a)	1,249

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	165

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Specialty Retail — 0.0% (g)
116	Nebraska Book Holdings, Inc. (a)	251

	Total Consumer Discretionary	1,500

	Financials — 0.0% (g)
	Diversified Financial Services — 0.0% (g)
9,055	Adelphia Recovery Trust (a)	26
106	Somerset Cayuga Holding Co., Inc. (a)	2,315

	Total Financials	2,341

	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
58	Constar International, Inc., ADR (a)	—	(h)

	Telecommunication Services — 0.1%
	Wireless Telecommunication Services — 0.1%
1,491	NII Holdings, Inc. (a)	12,806

	Utilities — 0.1%
	Independent Power & Renewable Electricity Producers — 0.1%
200	Dynegy, Inc. (a)	5,150

	Total Common Stocks (Cost $31,838)	21,797

Preferred Stocks — 0.9%
	Consumer Discretionary — 0.0% (g)
	Media — 0.0% (g)
1	Spanish Broadcasting System, Inc., Series B, 10.750%, 10/01/15 ($1000 par value) (v) @	1,056

	Financials — 0.8%
	Consumer Finance — 0.4%
14	Ally Financial, Inc., Series G, 7.000%, 10/01/15 ($1000 par value) (e) @	14,105
646	GMAC Capital Trust I, VAR, 8.125%, 02/15/40 ($25 par value)	16,492

		30,597

	Insurance — 0.4%
312	Hartford Financial Services Group, Inc. (The), VAR, 7.875%, 04/15/42 ($25 par value)	9,718
34	XLIT Ltd., (Cayman Islands), Series D, VAR, 3.409%, 09/29/15 ($1,000 par value) @	28,279

		37,997

	Total Financials	68,594

	Industrials — 0.1%
	Commercial Services & Supplies — 0.1%
13	Pitney Bowes International Holdings, Inc., Series F, 6.125%, 10/30/16 ($1,000 par value) (e) @	13,376

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
6	Constar International, Inc., Class A (a)	—	(h)

	Total Preferred Stocks (Cost $78,562)	83,026

PRINCIPAL AMOUNT($)
Loan Assignments — 5.7%
	Consumer Discretionary — 2.3%
	Auto Components — 0.1%
4,957	Remy International, Inc., Term Loan, VAR, 4.250%, 03/05/20	4,944

	Automobiles — 0.2%
8,669	Chrysler Group LLC, Term Loan B, VAR, 3.500%, 05/24/17	8,650
13,616	Chrysler Group LLC, Tranche B Term Loan, VAR, 3.250%, 12/31/18	13,557

		22,207

	Hotels, Restaurants & Leisure — 0.2%
4,800	Graton Economic Development Authority, Term Loan B, VAR, 4.750%, 09/09/22 ^	4,800
5,826	Scientific Games International, Inc., Initial Term Loan, VAR, 6.000%, 10/18/20	5,757
6,203	Shingle Springs Tribal Gaming Authority, Term B Loan, VAR, 6.250%, 08/29/19	6,219

		16,776

	Internet & Catalog Retail — 0.0% (g)
4,959	Sitel, Inc., Tranche A Extended U.S. Term Loan, VAR, 7.534%, 01/30/17	4,909

	Leisure Products — 0.2%
14,900	Delta 2 Sarl, 2nd Lien Facility, (Luxembourg), VAR, 7.750%, 07/29/22	14,579
8,429	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	7,881

		22,460

	Media — 1.0%
44,235	iHeartCommunications, Inc., Term Loan D, VAR, 6.948%, 01/30/19	38,982
20,104	iHeartCommunications, Inc., Tranche E Term Loan, VAR, 7.698%, 07/30/19	17,901
11,615	Univision Communications, Inc., 2013 Incremental Term Loan, VAR, 4.000%, 03/01/20	11,526
19,211	Univision Communications, Inc., Replacement 1st Lien Term Loan, VAR, 4.000%, 03/01/20 ^	19,061

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Media — continued
6,508	Visant Corp., Initial Term Loan, VAR, 7.000%, 09/23/21	6,212

		93,682

	Multiline Retail — 0.2%
17,476	J.C. Penney Co., Inc., Term Loan, VAR, 6.000%, 05/22/18	17,427

	Specialty Retail — 0.4%
14,813	J. Crew Group, Inc., Initial Loan, VAR, 4.000%, 03/05/21	11,467
4,455	Petsmart, Inc., Term Loan B, VAR, 4.250%, 03/11/22	4,446
9,308	Serta Simmons Holdings LLC, 1st Lien Senior Secured Term Loan, VAR, 4.250%, 10/01/19	9,306
8,333	Staples, Inc., Term Loan, VAR, 3.500%, 04/21/21 ^	8,292

		33,511

	Total Consumer Discretionary	215,916

	Consumer Staples — 0.2%
	Food Products — 0.2%
3,901	Dole Food Co., Inc., Tranche B-1 Term Loan, VAR, 4.500%, 11/01/18	3,899
3,675	Hearthside Food Solutions LLC, Term Loan, VAR, 4.500%, 06/02/21	3,652
2,782	Pinnacle Foods Finance LLC, 1st Lien Term Loan G, VAR, 3.000%, 04/29/20	2,765
2,948	Pinnacle Foods Finance LLC, Tranche H Term Loan, VAR, 3.000%, 04/29/20	2,922
4,129	Post Holdings, Inc., Series A Incremental Term Loan, VAR, 3.750%, 06/02/21	4,121

	Total Consumer Staples	17,359

	Energy — 0.3%
	Energy Equipment & Services — 0.0% (g)
3,334	Floatel International Ltd., Initial Term Loan, (Bermuda), VAR, 6.000%, 06/27/20	2,347
3,384	Stallion Oilfield Holdings, Inc., Term Loan B, VAR, 8.000%, 06/19/18	2,437

		4,784

	Oil, Gas & Consumable Fuels — 0.3%
2,752	Alon USA Partners LP, MLP Term Loans, VAR, 9.250%, 11/26/18	2,751
9,160	Fieldwood Energy LLC, 2nd Lien Closing Date Loan, VAR, 8.375%, 09/30/20	3,458
6,789	MEG Energy Corp., Incremental Term Loan, (Canada), VAR, 3.750%, 03/31/20	6,317
2,280	Overseas Shipholding Group, Initial Term Loan, VAR, 5.250%, 08/05/19 ^	2,265

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Media — continued
6,430	Peabody Energy Corp., Term Loan, VAR, 4.250%, 09/24/20	4,721
8,733	Sabine Oil & Gas (NFR Energy), 2nd Lien Term Loan, VAR, 8.750%, 12/31/18 (d)	1,812
4,136	W&T Offshore, Inc., Term Loan, VAR, 9.000%, 05/15/20	3,629

		24,953

	Total Energy	29,737

	Financials — 0.4%
	Consumer Finance — 0.1%
11,849	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	11,683

	Diversified Financial Services — 0.3%
22,605	ROC Finance LLC, Funded Term B Loan, VAR, 5.000%, 06/20/19	21,513

	Total Financials	33,196

	Health Care — 0.1%
	Health Care Providers & Services — 0.1%
5,777	inVentiv Health, Inc., Term Loan B-4, VAR, 7.750%, 05/15/18	5,782

	Industrials — 0.4%
	Building Products — 0.1%
7,055	Stardust Finance, Senior Lien Term Loan, VAR, 6.500%, 03/13/22	7,002

	Commercial Services & Supplies — 0.1%
5,553	Harland Clarke Holdings Corp., Extended Tranche B-2 Term Loan, VAR, 5.532%, 06/30/17	5,538

	Construction & Engineering — 0.0% (g)
1,561	Stonewall Gas Gathering LLC, Loan, VAR, 8.750%, 01/28/22	1,545

	Industrial Conglomerates — 0.0% (g)
2,159	Autoparts Holdings Ltd., Term Loan, VAR, 7.000%, 07/29/17	1,900

	Machinery — 0.0% (g)
1,990	Gardner Denver, Inc., Initial Dollar Term Loan, VAR, 4.250%, 07/30/20	1,896

	Marine — 0.1%
2,616	Drillships Ocean Ventures, Inc., Term Loan, VAR, 5.500%, 07/25/21	2,014
7,135	Shelf Drilling Holdings Ltd., Term Loan, (Cayman Islands), VAR, 10.000%, 10/08/18	4,567

		6,581

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	167

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Oil, Gas & Consumable Fuels — 0.0% (g)
4,093	Navios Maritime Partners LP, Term Loan, VAR, 5.500%, 06/18/20	4,052

	Road & Rail — 0.1%
7,521	Quality Distribution 2nd Lien Term Loan, VAR, 9.500%, 07/29/22	7,145

	Trading Companies & Distributors — 0.0% (g)
3,611	McJunkin Red Man Corp., Term Loan, VAR, 4.750%, 11/08/19 ^	3,523

	Total Industrials	39,182

	Information Technology — 0.8%
	Communications Equipment — 0.2%
18,718	Avaya, Inc., Term Loan B7, VAR, 6.250%, 04/30/20	16,044
4,222	Riverbed Technology, Inc., Term Loan, VAR, 6.000%, 04/25/22	4,221

		20,265

	Electronic Equipment, Instruments & Components — 0.2%
12,668	Dell International LLC, Term Loan B-2, VAR, 4.000%, 04/29/20	12,592

	Internet Software & Services — 0.0% (g)
3,069	Go Daddy Group, Inc. (The), Initial Term Loan, VAR, 4.250%, 05/13/21 ^	3,066

	IT Services — 0.3%
	First Data Corp., Term Loan,
20,200	VAR, 3.700%, 03/23/18	20,032
4,436	VAR, 3.700%, 09/24/18	4,399

		24,431

	Semiconductors & Semiconductor Equipment — 0.1%
10,897	On Semiconductor Corp., Term Loan, VAR, 1.936%, 01/02/18	10,624

	Total Information Technology	70,978

	Materials — 0.3%
	Chemicals — 0.0% (g)
1,950	OCI Beaumont LLC, Term Loan B-3, VAR, 5.500%, 08/20/19	1,985

	Construction Materials — 0.0% (g)
1,797	Quikrete Holdings, Inc., 2nd Lien Initial Loan, VAR, 7.000%, 03/26/21	1,798

	Metals & Mining — 0.3%
1,200	Atkore International, Inc., 2nd Lien Initial Term Loan, VAR, 7.750%, 10/09/21	1,105

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
10,300	Coeur Mining, Inc., Term Loan, VAR, 9.000%, 06/23/20	10,094
11,557	FMG Resources Pty, Ltd., Term Loan B, VAR, 3.750%, 06/30/19 ^	9,316

		20,515

	Total Materials	24,298

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.1%
10,618	Altice Financing S.A., Term Loan, VAR, 5.500%, 07/02/19	10,658
2,164	Cincinnati Bell, Inc., Tranche B Term Loan, VAR, 4.000%, 09/10/20	2,154
620	UPC Financing Partnership, Facility AH, VAR, 3.250%, 06/30/21	611

		13,423

	Wireless Telecommunication Services — 0.1%
2,551	Syniverse Holdings, Inc., Initial Term Loan, VAR, 4.000%, 04/23/19	2,347
3,491	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.000%, 04/23/19	3,212

		5,559

	Total Telecommunication Services	18,982

	Utilities — 0.7%
	Electric Utilities — 0.7%
83,215	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, VAR, 4.674%, 10/10/17 (d)	37,542
70,354	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, VAR, 4.674%, 11/18/15 (d)	31,006

	Total Utilities	68,548

	Total Loan Assignments (Cost $612,610)	523,978

NUMBER OF WARRANTS
Warrants — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Specialty Retail — 0.0% (g)
112	Nebraska Book Co., Inc., expiring 06/29/19 (Strike Price $1.00) (a)	—	(h)
52	Nebraska Book Holdings, Inc., expiring 06/29/19 (Strike Price $1.00) (a)	—	(h)

	Total Consumer Discretionary	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrants — continued
	Industrials — 0.0% (g)
	Marine — 0.0% (g)
23	Gener8 Maritime, Inc., expiring 05/17/17 (Strike Price $1.00) (a)	11

	Total Warrants (Cost $2)	11

SHARES
Short-Term Investment — 0.0% (g)
	Investment Company — 0.0% (g)
226	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $226)	226

	Total Investments — 96.4% (Cost $9,174,875)	8,816,187
	Other Assets in Excess of Liabilities — 3.6%	324,676

	NET ASSETS — 100.0%	$9,140,863

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	169

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 7.1%
		Ally Auto Receivables Trust,
28		Series 2012-4, Class A3, 0.590%, 01/17/17	28
115		Series 2012-5, Class A3, 0.620%, 03/15/17	115
324		Series 2013-1, Class A3, 0.630%, 05/15/17	324
760		Series 2013-2, Class A3, 0.790%, 01/15/18	759
476		Series 2015-1, Class A3, 1.390%, 09/16/19	476
305		Series 2015-SN1, Class A3, 1.210%, 12/20/17	305
366		American Credit Acceptance Receivables Trust, Series 2014-4, Class A, 1.330%, 07/10/18 (e)	366
		American Express Credit Account Master Trust,
1,847		Series 2014-2, Class A, 1.260%, 01/15/20	1,851
619		Series 2014-3, Class A, 1.490%, 04/15/20	623
		AmeriCredit Automobile Receivables Trust,
—	(h)	Series 2012-4, Class A3, 0.670%, 06/08/17	—	(h)
94		Series 2013-1, Class A3, 0.610%, 10/10/17	94
574		Series 2013-5, Class A3, 0.900%, 09/10/18	574
665		B2R Mortgage Trust, Series 2015-1, Class A1, 2.524%, 05/15/48 (e)	659
1,726		BMW Vehicle Lease Trust, Series 2014-1, Class A3, 0.730%, 02/21/17	1,725
		BMW Vehicle Owner Trust,
589		Series 2013-A, Class A3, 0.670%, 11/27/17	589
640		Series 2014-A, Class A3, 0.970%, 11/26/18	639
463		Cabela’s Credit Card Master Note Trust, Series 2015-2, Class A1, 2.250%, 07/17/23	464
		Capital Auto Receivables Asset Trust,
1,600		Series 2015-1, Class A3, 1.610%, 06/20/19	1,597
617		Series 2015-2, Class A3, 1.730%, 09/20/19	616
608		CarFinance Capital Auto Trust, Series 2015-1A, Class A, 1.750%, 06/15/21 (e)	608
		CarMax Auto Owner Trust,
102		Series 2012-3, Class A3, 0.520%, 07/17/17	102
390		Series 2013-1, Class A3, 0.600%, 10/16/17	390
730		Series 2013-4, Class A3, 0.800%, 07/16/18	729
2,273		Series 2014-2, Class A3, 0.980%, 01/15/19	2,270
527		Series 2015-2, Class A3, 1.370%, 03/16/20	526
1,861		Citi Held For Asset Issuance, Series 2015-PM1, Class A, 1.850%, 12/15/21 (e)	1,860
3,200		Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.730%, 04/09/20	3,228
		CNH Equipment Trust,
133		Series 2012-C, Class A3, 0.570%, 12/15/17	132
544		Series 2012-D, Class A3, 0.650%, 04/16/18	544
616		Series 2013-A, Class A3, 0.690%, 06/15/18	615
456		Series 2013-C, Class A3, 1.020%, 08/15/18	456

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,745	Series 2013-D, Class A3, 0.770%, 10/15/18	1,742
1,548	Series 2014-A, Class A3, 0.840%, 05/15/19	1,546
2,000	Series 2014-B, Class A3, 0.910%, 05/15/19	1,997
487	Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.820%, 03/15/21 (e)	489
	CPS Auto Receivables Trust,
373	Series 2013-D, Class A, 1.540%, 07/16/18 (e)	374
651	Series 2014-B, Class A, 1.110%, 11/15/18 (e)	649
1,154	Series 2014-C, Class A, 1.310%, 02/15/19 (e)	1,154
1,338	Series 2014-D, Class A, 1.490%, 04/15/19 (e)	1,344
1,892	CPS Auto Trust, Series 2015-B, Class A, 1.650%, 11/15/19 (e)	1,894
1,857	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A, 1.880%, 03/15/22 (e)	1,853
64	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	65
1,718	DT Auto Owner Trust, Series 2015-2A, Class A, 1.240%, 09/17/18 (e)	1,718
	Exeter Automobile Receivables Trust,
302	Series 2014-1A, Class A, 1.290%, 05/15/18 (e)	302
135	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	134
753	Series 2015-1A, Class A, 1.600%, 06/17/19 (e)	754
	Fifth Third Auto Trust,
610	Series 2013-1, Class A3, 0.880%, 10/16/17	610
755	Series 2013-A, Class A3, 0.610%, 09/15/17	755
1,325	FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	1,317
	Flagship Credit Auto Trust,
1,202	Series 2014-2, Class A, 1.430%, 12/16/19 (e)	1,197
922	Series 2015-1, Class A, 1.630%, 06/15/20 (e)	919
	Ford Credit Auto Lease Trust,
214	Series 2013-B, Class A3, 0.760%, 09/15/16	214
1,002	Series 2014-B, Class A3, 0.890%, 09/15/17	1,001
	Ford Credit Auto Owner Trust,
100	Series 2012-D, Class A3, 0.510%, 04/15/17	100
300	Series 2013-B, Class A3, 0.570%, 10/15/17	299
436	Series 2013-C, Class A3, 0.820%, 12/15/17	436
786	Series 2013-D, Class A3, 0.670%, 04/15/18	786

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
1,423	Series 2014-B, Class A3, 0.900%, 10/15/18	1,422
1,101	Series 2014-C, Class A3, 1.060%, 05/15/19	1,101
668	Series 2015-A, Class A3, 1.280%, 09/15/19	669
658	Series 2015-B, Class A3, 1.160%, 11/15/19	658
1,967	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	1,967
1,198	GLC Trust, Series 2014-A, Class A, 3.000%, 07/15/21 (e)	1,193
1,691	GLS Auto Receivables Trust, Series 2015-1A, Class A, 2.250%, 12/15/20 (e)	1,684
963	GM Financial Automobile Leasing Trust, Series 2015-1, Class A3, 1.530%, 09/20/18	967
	GMAT Trust,
1,025	Series 2013-1A, Class A, SUB, 3.967%, 11/25/43 (e)	1,029
139	Series 2014-1A, Class A, SUB, 3.721%, 02/25/44 (e)	139
	Harley-Davidson Motorcycle Trust,
1,498	Series 2015-1, Class A3, 1.410%, 06/15/20	1,500
716	Series 2015-2, Class A3, 1.300%, 03/16/20	716
1,248	HLSS Servicer Advance Receivables Backed Notes, Series 2013-T7, Class AT7, 1.981%,11/15/46 (e)	1,242
	Honda Auto Receivables Owner Trust,
266	Series 2013-1, Class A3, 0.480%, 11/21/16	266
346	Series 2013-2, Class A3, 0.530%, 02/16/17	346
1,087	Series 2013-4, Class A3, 0.690%, 09/18/17	1,086
2,326	Series 2014-1, Class A3, 0.670%, 11/21/17	2,321
806	Series 2015-1, Class A3, 1.050%, 10/15/18	805
176	Huntington Auto Trust, Series 2012-2, Class A3, 0.510%, 04/17/17	176
	Hyundai Auto Receivables Trust,
649	Series 2013-A, Class A3, 0.560%, 07/17/17	649
516	Series 2013-B, Class A3, 0.710%, 09/15/17	516
964	Series 2014-A, Class A3, 0.790%, 07/16/18	963
1,894	Series 2014-B, Class A3, 0.900%, 12/17/18	1,894
737	Series 2015-A, Class A3, 1.050%, 04/15/19	736
	John Deere Owner Trust,
13	Series 2012-B, Class A3, 0.530%, 07/15/16	13
586	Series 2013-A, Class A3, 0.600%, 03/15/17	586
1,429	Series 2014-B, Class A3, 1.070%, 11/15/18	1,430
	Mercedes-Benz Auto Receivables Trust,
5	Series 2012-1, Class A3, 0.470%, 10/17/16	5
520	Series 2013-1, Class A3, 0.780%, 08/15/17	521
	Nissan Auto Lease Trust,
193	Series 2013-B, Class A3, 0.750%, 06/15/16	193
931	Series 2014-A, Class A3, 0.800%, 02/15/17	928
1,000	Series 2015-A, Class A3, 1.400%, 06/15/18	1,003

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Nissan Auto Receivables Owner Trust,
662	Series 2012-A, Class A4, 1.000%, 07/16/18	662
307	Series 2013-A, Class A3, 0.500%, 05/15/17	307
1,043	Series 2013-C, Class A3, 0.670%, 08/15/18	1,041
1,280	Series 2014-A, Class A3, 0.720%, 08/15/18	1,277
559	Series 2014-B, Class A3, 1.110%, 05/15/19	558
	Oak Hill Advisors Residential Loan Trust,
992	Series 2014-NPL2, Class A1, SUB, 3.475%, 04/25/54 (e)	989
893	Series 2015-NPL1, Class A1, SUB, 3.475%, 01/25/55 (e)	892
1,499	Series 2015-NPL2, Class A1, SUB, 3.721%, 07/25/55 (e)	1,500
	OneMain Financial Issuance Trust,
1,162	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	1,176
1,653	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	1,660
1,295	Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	1,310
1,750	Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	1,750
813	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.137%, 10/25/34	810
172	PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.440%, 04/15/16 (e)	173
1,916	Pretium Mortgage Credit Partners I LLC, Series 2015-NPL2, Class A1, SUB, 3.750%, 07/27/30 (e)	1,914
1,472	Progreso Receivables Funding III LLC, Series 2015-A, Class A, 3.625%, 02/08/20 (e)	1,476
423	RAMP Trust, Series 2006-RZ1, Class A3, VAR, 0.499%, 03/25/36	413
302	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	305
2,520	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/22 (e)	2,514
	Toyota Auto Receivables Owner Trust,
156	Series 2013-A, Class A3, 0.550%, 01/17/17	156
2,074	Series 2014-A, Class A3, 0.670%, 12/15/17	2,070
614	Series 2014-C, Class A3, 0.930%, 07/16/18	613
877	Trafigura Securitisation Finance plc, (Ireland), Series 2014-1A, Class A, VAR, 1.148%, 10/15/21 (e)	877
	Truman Capital Mortgage Loan Trust,
505	Series 2014-NPL1, Class A1, SUB, 3.228%, 07/25/53 (e)	504

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	171

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
211	Series 2014-NPL2, Class A1, SUB, 3.125%, 06/25/54 (e)	210
296	Series 2014-NPL3, Class A1, SUB, 3.125%, 04/25/53 (e)	294
1,193	USAA Auto Owner Trust, Series 2014-1, Class A3, 0.580%, 12/15/17	1,193
760	Volkswagen Auto Lease Trust, Series 2015-A, Class A3, 1.250%, 12/20/17	760
	Volkswagen Auto Loan Enhanced Trust,
123	Series 2012-2, Class A3, 0.460%, 01/20/17	123
1,723	Series 2013-2, Class A3, 0.700%, 04/20/18	1,721
427	VOLT NPL X LLC, Series 2014-NPL8, Class A1, SUB, 3.375%, 10/26/54 (e)	426
717	VOLT XVI LLC, Series 2014-NPL5, Class A1, SUB, 3.228%, 09/25/58 (e)	717
650	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	648
1,331	VOLT XXIV LLC, Series 2015-NPL6, Class A1, SUB, 3.500%, 02/25/55 (e)	1,328
1,922	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	1,920
1,393	VOLT XXVI LLC, Series 2014-NPL6, Class A1, SUB, 3.125%, 09/25/43 (e)	1,391
1,308	VOLT XXVII LLC, Series 2014-NPL7, Class A1, SUB, 3.375%, 08/27/57 (e)	1,306
1,132	VOLT XXX LLC, Series 2015-NPL1, Class A1, SUB, 3.625%, 10/25/57 (e)	1,130
921	VOLT XXXI LLC, Series 2015-NPL2, Class A1, SUB, 3.375%, 02/25/55 (e)	918
1,857	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	1,849
1,660	VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	1,657
295	Westgate Resorts LLC, Series 2015-1A, Class A, 2.750%, 05/20/27 (e)	295
912	Westlake Automobile Receivables Trust, Series 2014-2A, Class A2, 0.970%, 10/16/17 (e)	912
437	World Omni Auto Receivables Trust, Series 2015-A, Class A3, 1.340%, 05/15/20	438
	World Omni Automobile Lease Securitization Trust,
802	Series 2014-A, Class A3, 1.160%, 09/15/17	803
1,093	Series 2015-A, Class A3, 1.540%, 10/15/18	1,092

	Total Asset-Backed Securities (Cost $121,646)	121,715

Collateralized Mortgage Obligations — 16.7%
	Agency CMO — 16.1%
118	Federal Home Loan Bank, Series TQ-2015, Class A, 5.065%, 10/20/15	118

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
	Federal Home Loan Mortgage Corp. REMIC,
38	Series 1578, Class K, 6.900%, 09/15/23	42
303	Series 2110, Class PG, 6.000%, 01/15/29	343
8	Series 2355, Class BP, 6.000%, 09/15/16	8
12	Series 2391, Class QR, 5.500%, 12/15/16	13
14	Series 2427, Class LW, 6.000%, 03/15/17	15
48	Series 2436, Class MC, 7.000%, 04/15/32	54
57	Series 2441, Class GF, 6.500%, 04/15/32	66
316	Series 2505, Class D, 5.500%, 09/15/32	351
872	Series 2525, Class AM, 4.500%, 04/15/32	966
185	Series 2544, Class KE, 5.500%, 12/15/32	207
426	Series 2557, Class HL, 5.300%, 01/15/33	473
17	Series 2558, Class BD, 5.000%, 01/15/18	18
92	Series 2564, Class NK, 5.000%, 02/15/18	95
140	Series 2575, Class PE, 5.500%, 02/15/33	157
538	Series 2586, Class WG, 4.000%, 03/15/33	566
12	Series 2594, Class JB, 4.500%, 04/15/18	12
28	Series 2595, Class HJ, 5.000%, 03/15/23	29
460	Series 2596, Class QD, 4.000%, 03/15/33	490
301	Series 2611, Class KH, 5.000%, 05/15/18	313
578	Series 2621, Class QH, 5.000%, 05/15/33	638
726	Series 2624, Class QH, 5.000%, 06/15/33	805
1,803	Series 2626, Class JC, 5.000%, 06/15/23	1,954
1,473	Series 2632, Class AB, 4.500%, 06/15/18	1,528
23	Series 2648, Class BK, 5.000%, 07/15/33	24
53	Series 2649, Class PJ, 3.500%, 06/15/33	55
34	Series 2649, Class QH, 4.500%, 07/15/18	36
227	Series 2649, Class WB, 3.500%, 07/15/23	234
1,464	Series 2685, Class DT, 5.000%, 10/15/23	1,579
329	Series 2687, Class JH, 5.000%, 10/15/23	357
842	Series 2696, Class DG, 5.500%, 10/15/33	935
1	Series 2698, Class PG, 5.000%, 06/15/32	1
182	Series 2699, Class TC, 4.000%, 11/15/18	188
2,099	Series 2701, Class AC, 5.000%, 11/15/23	2,262
3	Series 2707, Class KJ, 5.000%, 11/15/18	3
170	Series 2725, Class TA, 4.500%, 12/15/33	195
1,058	Series 2733, Class ME, 5.000%, 01/15/34	1,174
68	Series 2744, Class TU, 5.500%, 05/15/32	70
8	Series 2750, Class JB, 4.500%, 02/15/19	9
408	Series 2752, Class JB, 4.500%, 02/15/19	424
182	Series 2760, Class KT, 4.500%, 09/15/32	186
537	Series 2764, Class UE, 5.000%, 10/15/32	561
380	Series 2768, Class PK, 5.000%, 03/15/34	413
150	Series 2773, Class OC, 5.000%, 04/15/19	160
845	Series 2804, Class AM, 5.000%, 03/15/34	867

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
36	Series 2827, Class TE, 5.000%, 04/15/33	37
166	Series 2828, Class JE, 4.500%, 07/15/19	173
36	Series 2843, Class BC, 5.000%, 08/15/19	38
1,505	Series 2852, Class NY, 5.000%, 09/15/33	1,520
345	Series 2864, Class NB, 5.500%, 07/15/33	364
309	Series 2875, Class HB, 4.000%, 10/15/19	321
18	Series 2888, Class CG, 5.000%, 08/15/33	18
827	Series 2899, Class HB, 4.000%, 12/15/19	858
193	Series 2910, Class BE, 4.500%, 12/15/19	201
262	Series 2920, Class KT, 4.500%, 01/15/20	273
237	Series 2929, Class KG, 4.500%, 02/15/20	247
781	Series 2934, Class KG, 5.000%, 02/15/35	862
75	Series 2950, Class JA, 4.500%, 03/15/20	77
199	Series 2957, Class VW, 5.000%, 08/15/24	200
2,159	Series 2960, Class JH, 5.500%, 04/15/35	2,426
137	Series 2968, Class MD, 5.500%, 12/15/33	142
256	Series 2981, Class BC, 4.500%, 05/15/20	266
154	Series 2987, Class KG, 5.000%, 12/15/34	154
70	Series 2988, Class TY, 5.500%, 06/15/25	78
1,760	Series 2989, Class TG, 5.000%, 06/15/25	1,899
32	Series 2993, Class PM, 4.500%, 05/15/35	33
39	Series 3017, Class MK, 5.000%, 12/15/34	41
190	Series 3028, Class ME, 5.000%, 02/15/34	194
111	Series 3036, Class TE, 5.500%, 12/15/34	115
1	Series 3037, Class ND, 5.000%, 01/15/34	1
99	Series 3057, Class PE, 5.500%, 11/15/34	101
55	Series 3077, Class TO, PO, 04/15/35	52
20	Series 3078, Class PD, 5.500%, 07/15/34	20
146	Series 3082, Class PW, 5.500%, 12/15/35	163
3,630	Series 3084, Class BH, 5.500%, 12/15/35	4,059
191	Series 3087, Class KX, 5.500%, 12/15/25	210
3,244	Series 3098, Class KG, 5.500%, 01/15/36	3,648
2,904	Series 3102, Class CE, 5.500%, 01/15/26	3,200
79	Series 3121, Class JD, 5.500%, 03/15/26	87
266	Series 3123, Class HT, 5.000%, 03/15/26	289
156	Series 3136, Class CO, PO, 04/15/36	147
116	Series 3145, Class AJ, 5.500%, 04/15/36	129
1,021	Series 3150, Class EQ, 5.000%, 05/15/26	1,108
197	Series 3200, Class PO, PO, 08/15/36	179
213	Series 3204, Class NV, 5.000%, 08/15/17	213
445	Series 3219, Class PD, 6.000%, 11/15/35	463
152	Series 3270, Class AT, 5.500%, 01/15/37	171
26	Series 3271, Class PB, 6.000%, 12/15/35	26
24	Series 3272, Class PA, 6.000%, 02/15/37	27
64	Series 3289, Class ND, 5.500%, 06/15/35	66

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
3,551	Series 3294, Class DB, 4.500%, 03/15/22	3,711
126	Series 3337, Class MD, 5.500%, 06/15/27	141
186	Series 3348, Class HT, 6.000%, 07/15/37	212
793	Series 3349, Class HE, 5.500%, 07/15/36	831
66	Series 3372, Class BD, 4.500%, 10/15/22	69
313	Series 3493, Class LA, 4.000%, 10/15/23	324
40	Series 3508, Class PK, 4.000%, 02/15/39	41
55	Series 3513, Class A, 4.500%, 02/15/39	58
652	Series 3521, Class B, 4.000%, 04/15/24	698
166	Series 3544, Class BC, 4.000%, 06/15/24	176
5,262	Series 3546, Class NB, 4.000%, 06/15/24	5,646
3,290	Series 3562, Class JC, 4.000%, 08/15/24	3,497
2,316	Series 3563, Class BD, 4.000%, 08/15/24	2,417
83	Series 3563, Class LB, 4.000%, 08/15/29	89
265	Series 3571, Class MY, 4.000%, 09/15/24	286
2,465	Series 3575, Class EB, 4.000%, 09/15/24	2,626
3,743	Series 3577, Class B, 4.000%, 09/15/24	3,937
587	Series 3578, Class KB, 4.000%, 09/15/24	621
129	Series 3593, Class PC, 5.000%, 05/15/38	132
651	Series 3605, Class NB, 5.500%, 06/15/37	677
25	Series 3652, Class A, 4.500%, 11/15/24	26
430	Series 3653, Class B, 4.500%, 04/15/30	465
2,770	Series 3653, Class HJ, 5.000%, 04/15/40	3,042
135	Series 3659, Class BD, 5.000%, 01/15/37	145
530	Series 3659, Class VG, 5.000%, 09/15/34	594
2,435	Series 3677, Class KB, 4.500%, 05/15/40	2,681
2,998	Series 3677, Class PB, 4.500%, 05/15/40	3,281
119	Series 3688, Class GT, VAR, 7.230%, 11/15/46	140
260	Series 3715, Class PC, 4.500%, 08/15/40	282
1,363	Series 3740, Class BP, 4.500%, 04/15/38	1,438
316	Series 3747, Class HI, IO, 4.500%, 07/15/37	18
991	Series 3747, Class PA, 4.000%, 04/15/38	1,048
179	Series 3755, Class ML, 5.500%, 06/15/29	191
1,750	Series 3787, Class AY, 3.500%, 01/15/26	1,859
1,275	Series 3794, Class LB, 3.500%, 01/15/26	1,346
707	Series 3797, Class PA, 4.500%, 08/15/39	741
1,661	Series 3816, Class HA, 3.500%, 11/15/25	1,753
2,098	Series 3819, Class ZQ, 6.000%, 04/15/36	2,382
500	Series 3824, Class EY, 3.500%, 03/15/31	534
2,116	Series 3827, Class BM, 5.500%, 08/15/39	2,320
1,061	Series 3852, Class TP, IF, 5.500%, 05/15/41	1,134
2,800	Series 3874, Class DW, 3.500%, 06/15/21	2,998

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	173

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
1,600	Series 3885, Class AC, 4.000%, 06/15/26	1,699
821	Series 3898, Class KH, 3.500%, 06/15/26	866
1,724	Series 3904, Class EC, 2.000%, 08/15/40	1,711
1,600	Series 3911, Class B, 3.500%, 08/15/26	1,718
600	Series 3955, Class HB, 3.000%, 12/15/40	614
2,500	Series 3959, Class PB, 3.000%, 11/15/26	2,525
1,650	Series 3963, Class JB, 4.500%, 11/15/41	1,864
301	Series 4026, Class MQ, 4.000%, 04/15/42	325
728	Series 4085, Class FB, VAR, 0.598%, 01/15/39	730
3,739	Series 4219, Class JA, 3.500%, 08/15/39	3,919
3,650	Series 4238, Class UY, 3.000%, 08/15/33	3,653
2,767	Series 4337, Class VJ, 3.500%, 06/15/27	2,931
	Federal Home Loan Mortgage Corp. STRIPS,
2,060	Series 262, Class 35, 3.500%, 07/15/42	2,127
3,152	Series 279, Class F6, VAR, 0.648%, 09/15/42	3,170
	Federal National Mortgage Association - ACES,
1,732	Series 2011-M2, Class A2, 3.645%, 04/25/21	1,853
2,442	Series 2011-M4, Class A1, 2.548%, 06/25/21	2,517
1,878	Series 2013-M7, Class A2, 2.280%, 12/27/22	1,856
3,953	Series 2013-M13, Class A2, VAR, 2.624%, 04/25/23	3,966
3,500	Series 2014-M1, Class A2, VAR, 3.432%, 07/25/23	3,653
3,108	Series 2014-M2, Class A2, VAR, 3.513%, 12/25/23	3,294
3,100	Series 2014-M3, Class A2, VAR, 3.501%, 01/25/24	3,276
497	Series 2014-M6, Class FA, VAR, 0.477%, 12/25/17	497
4,756	Series 2014-M9, Class A2, VAR, 3.103%, 07/25/24	4,887
1,800	Series 2014-M12, Class ASV2, VAR, 2.614%, 10/25/21	1,837
1,973	Series 2014-M13, Class A2, VAR, 3.021%, 08/25/24	2,007
4,631	Series 2015-M1, Class A2, 2.532%, 09/25/24	4,537
4,500	Series 2015-M3, Class A2, 2.723%, 10/25/24	4,448
1,400	Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	1,406

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
	Federal National Mortgage Association REMIC,
406	Series 1997-57, Class PN, 5.000%, 09/18/27	435
47	Series 1999-51, Class PH, 6.000%, 10/25/29	48
169	Series 2001-63, Class TC, 6.000%, 12/25/31	190
422	Series 2001-81, Class HE, 6.500%, 01/25/32	488
9	Series 2002-24, Class AJ, 6.000%, 04/25/17	9
408	Series 2002-75, Class GB, 5.500%, 11/25/32	438
157	Series 2002-85, Class PE, 5.500%, 12/25/32	174
168	Series 2003-5, Class EQ, 5.500%, 02/25/23	183
95	Series 2003-21, Class OU, 5.500%, 03/25/33	106
120	Series 2003-23, Class CH, 5.000%, 04/25/33	133
800	Series 2003-26, Class EB, 3.500%, 04/25/33	831
388	Series 2003-41, Class BK, 5.000%, 05/25/18	402
201	Series 2003-48, Class TC, 5.000%, 06/25/23	217
175	Series 2003-55, Class HY, 5.000%, 06/25/23	188
334	Series 2003-63, Class YB, 5.000%, 07/25/33	366
538	Series 2003-69, Class N, 5.000%, 07/25/33	586
342	Series 2003-80, Class QG, 5.000%, 08/25/33	378
181	Series 2003-84, Class GE, 4.500%, 09/25/18	188
363	Series 2003-85, Class QD, 5.500%, 09/25/33	405
66	Series 2003-86, Class VH, 5.500%, 04/25/22	66
44	Series 2003-87, Class TJ, 4.500%, 09/25/18	46
115	Series 2003-94, Class CE, 5.000%, 10/25/33	125
1,160	Series 2003-129, Class ME, 5.000%, 08/25/23	1,203
2	Series 2003-131, Class CG, 5.500%, 05/25/33	2
170	Series 2003-134, Class MH, 5.000%, 06/25/33	177

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
739	Series 2004-44, Class KT, 6.000%, 06/25/24	811
248	Series 2004-53, Class NC, 5.500%, 07/25/24	271
517	Series 2004-70, Class EB, 5.000%, 10/25/24	558
22	Series 2004-81, Class HA, 4.250%, 10/25/24	22
625	Series 2005-5, Class CK, 5.000%, 01/25/35	677
285	Series 2005-22, Class HE, 5.000%, 10/25/33	286
1,512	Series 2005-29, Class WC, 4.750%, 04/25/35	1,651
410	Series 2005-33, Class QD, 5.000%, 01/25/34	425
294	Series 2005-48, Class TD, 5.500%, 06/25/35	335
1,000	Series 2005-53, Class MJ, 5.500%, 06/25/35	1,118
142	Series 2005-58, Class EP, 5.500%, 07/25/35	156
113	Series 2005-62, Class CP, 4.750%, 07/25/35	118
250	Series 2005-68, Class BE, 5.250%, 08/25/35	298
463	Series 2005-68, Class PG, 5.500%, 08/25/35	522
158	Series 2005-86, Class AX, 5.500%, 10/25/35	161
21	Series 2005-86, Class WD, 5.000%, 03/25/34	21
51	Series 2005-99, Class AE, 5.500%, 12/25/35	53
1,357	Series 2005-102, Class PG, 5.000%, 11/25/35	1,496
764	Series 2005-110, Class GL, 5.500%, 12/25/35	900
44	Series 2005-110, Class MB, 5.500%, 09/25/35	47
17	Series 2005-116, Class PB, 6.000%, 04/25/34	17
28	Series 2006-7, Class TD, 6.000%, 04/25/35	28
573	Series 2006-22, Class CE, 4.500%, 08/25/23	611
3	Series 2006-30, Class GA, 5.500%, 07/25/20	3
89	Series 2006-41, Class MC, 5.500%, 07/25/35	93

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
58	Series 2006-45, Class NW, 5.500%, 01/25/35	58
169	Series 2006-49, Class PA, 6.000%, 06/25/36	195
101	Series 2006-53, Class CM, 5.000%, 01/25/35	101
373	Series 2006-56, Class PF, VAR, 0.549%, 07/25/36	374
285	Series 2006-65, Class TE, 5.500%, 05/25/35	290
800	Series 2006-114, Class HE, 5.500%, 12/25/36	893
93	Series 2007-33, Class HE, 5.500%, 04/25/37	104
34	Series 2007-65, Class KI, IF, IO, 6.421%, 07/25/37	5
447	Series 2007-71, Class GB, 6.000%, 07/25/37	506
443	Series 2007-71, Class KP, 5.500%, 07/25/37	488
422	Series 2007-76, Class PK, 6.000%, 06/25/36	427
68	Series 2007-77, Class TD, 5.500%, 01/25/36	68
240	Series 2007-113, Class DB, 4.500%, 12/25/22	253
285	Series 2008-65, Class CD, 4.500%, 08/25/23	300
2,013	Series 2008-70, Class BY, 4.000%, 08/25/23	2,086
62	Series 2008-72, Class BX, 5.500%, 08/25/38	69
24	Series 2008-74, Class B, 5.500%, 09/25/38	27
47	Series 2009-37, Class KI, IF, IO, 5.801%, 06/25/39	7
282	Series 2009-39, Class LB, 4.500%, 06/25/29	306
1,327	Series 2009-62, Class HJ, 6.000%, 05/25/39	1,493
188	Series 2009-71, Class MB, 4.500%, 09/25/24	199
2,182	Series 2009-71, Class XB, 5.000%, 03/25/38	2,239
105	Series 2009-78, Class J, 5.000%, 09/25/19	110
46	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	8
115	Series 2009-86, Class OT, PO, 10/25/37	103
2,769	Series 2009-92, Class AD, 6.000%, 11/25/39	3,115

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	175

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
81	Series 2009-96, Class CB, 4.000%, 11/25/49	85
428	Series 2009-96, Class DB, 4.000%, 11/25/29	458
338	Series 2009-112, Class ST, IF, IO, 6.051%, 01/25/40	54
120	Series 2010-9, Class MD, 5.000%, 02/25/38	131
3,880	Series 2010-22, Class PE, 5.000%, 03/25/40	4,274
500	Series 2010-28, Class DE, 5.000%, 04/25/30	567
175	Series 2010-35, Class SB, IF, IO, 6.221%, 04/25/40	29
4,047	Series 2010-37, Class CY, 5.000%, 04/25/40	4,444
700	Series 2010-41, Class DC, 4.500%, 05/25/25	759
2,500	Series 2010-49, Class KB, 4.000%, 05/25/25	2,630
153	Series 2010-54, Class EA, 4.500%, 06/25/40	166
135	Series 2010-56, Class BD, 5.000%, 12/25/38	139
31	Series 2010-64, Class DM, 5.000%, 06/25/40	34
21	Series 2010-64, Class EH, 5.000%, 10/25/35	21
515	Series 2010-71, Class HJ, 5.500%, 07/25/40	586
4,000	Series 2010-103, Class GB, 4.000%, 09/25/20	4,298
227	Series 2010-111, Class AE, 5.500%, 04/25/38	241
4,850	Series 2010-123, Class BP, 4.500%, 11/25/40	5,240
1,721	Series 2010-135, Class HE, 3.000%, 01/25/21	1,761
644	Series 2011-22, Class MA, 6.500%, 04/25/38	719
1,687	Series 2011-39, Class ZA, 6.000%, 11/25/32	1,928
1,006	Series 2011-41, Class KL, 4.000%, 05/25/41	1,067
500	Series 2011-50, Class LP, 4.000%, 06/25/41	531
2,505	Series 2011-61, Class V, 4.500%, 08/25/22	2,572
3,000	Series 2011-75, Class BL, 3.500%, 08/25/21	3,191

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
1,000	Series 2012-14, Class DE, 3.500%, 03/25/42	1,012
640	Series 2012-103, Class DA, 3.500%, 10/25/41	663
1,570	Series 2012-137, Class CF, VAR, 0.499%, 08/25/41	1,571
2,319	Series 2013-83, Class CA, 3.500%, 10/25/37	2,461
2,250	Series 2013-104, Class CY, 5.000%, 10/25/43	2,584
	Federal National Mortgage Association STRIPS,
65	Series 293, Class 1, PO, 12/25/24	62
115	Series 314, Class 1, PO, 07/25/31	108
	Government National Mortgage Association,
77	Series 2002-44, Class JC, 6.000%, 07/20/32	87
703	Series 2002-79, Class KL, 5.500%, 11/20/32	785
188	Series 2003-10, Class KJ, 5.500%, 02/20/33	213
685	Series 2003-29, Class PD, PAC, 5.500%, 04/16/33	764
443	Series 2003-33, Class NE, PAC, 5.500%, 04/16/33	492
63	Series 2003-40, Class TD, 5.000%, 03/20/33	65
247	Series 2003-65, Class AP, 5.500%, 08/20/33	277
977	Series 2003-77, Class TK, PAC, 5.000%, 09/16/33	1,081
1,665	Series 2004-16, Class GC, 5.500%, 02/20/34	1,901
59	Series 2004-54, Class BG, 5.500%, 07/20/34	67
12	Series 2004-75, Class NG, PAC, 5.500%, 09/20/33	12
899	Series 2004-93, Class PD, PAC, 5.000%, 11/16/34	1,022
934	Series 2004-101, Class BE, 5.000%, 11/20/34	1,045
450	Series 2005-11, Class PL, PAC, 5.000%, 02/20/35	500
2,422	Series 2005-26, Class XY, 5.500%, 03/20/35	2,710
646	Series 2005-33, Class AY, 5.500%, 04/16/35	736
221	Series 2005-49, Class B, 5.500%, 06/20/35	248
538	Series 2005-51, Class DC, 5.000%, 07/20/35	585

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
82	Series 2005-56, Class BD, 5.000%, 07/20/35	91
40	Series 2006-7, Class ND, 5.500%, 08/20/35	46
588	Series 2007-37, Class LB, 5.500%, 06/16/37	669
467	Series 2007-79, Class BL, 5.750%, 08/20/37	531
450	Series 2008-7, Class PQ, PAC, 5.000%, 02/20/38	511
1,007	Series 2008-9, Class PW, PAC, 5.250%, 02/20/38	1,134
351	Series 2008-23, Class YA, PAC, 5.250%, 03/20/38	387
1,320	Series 2008-33, Class PB, PAC, 5.500%, 04/20/38	1,462
293	Series 2008-34, Class PG, PAC, 5.250%, 04/20/38	336
359	Series 2008-35, Class NF, PAC, 5.000%, 04/20/38	399
484	Series 2008-38, Class BE, 5.000%, 07/16/36	508
1,007	Series 2008-38, Class BG, 5.000%, 05/16/38	1,149
324	Series 2008-43, Class NB, PAC, 5.500%, 05/20/38	365
925	Series 2008-56, Class PX, PAC, 5.500%, 06/20/38	1,048
1,372	Series 2008-58, Class PD, PAC, 5.500%, 08/16/37	1,470
1,247	Series 2008-58, Class PE, PAC, 5.500%, 07/16/38	1,444
8	Series 2008-62, Class SA, IF, IO, 5.947%, 07/20/38	1
255	Series 2008-76, Class US, IF, IO, 5.697%, 09/20/38	38
248	Series 2008-95, Class DS, IF, IO, 7.097%, 12/20/38	48
387	Series 2009-14, Class AG, 4.500%, 03/20/39	417
76	Series 2009-15, Class NA, PAC, 5.000%, 12/20/38	79
63	Series 2009-61, Class AP, PAC, 4.000%, 08/20/39	67
597	Series 2009-72, Class SM, IF, IO, 6.052%, 08/16/39	90
409	Series 2009-106, Class ST, IF, IO, 5.797%, 02/20/38	68
175	Series 2010-7, Class EA, PAC, 5.000%, 06/16/38	194

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
101	Series 2010-14, Class QP, 6.000%, 12/20/39	107
429	Series 2010-130, Class BD, 4.000%, 12/20/39	458
504	Series 2010-157, Class OP, PO, 12/20/40	445
2,594	Series 2011-97, Class WA, VAR, 6.105%, 11/20/38	2,940
2,272	Series 2014-H11, Class VA, VAR, 0.688%, 06/20/64	2,268
1,083	Vendee Mortgage Trust, Series 2003-2, Class Z, 5.000%, 05/15/33	1,231

		275,246

	Non-Agency CMO — 0.6%
141	Banc of America Mortgage Trust, Series 2003-3, Class 1A7, 5.500%, 05/25/33	145
796	Bear Stearns ALT-A Trust, Series 2004-6, Class 1A, VAR, 0.839%, 07/25/34	762
35	CHL Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.500%, 06/25/19	36
	Citigroup Mortgage Loan Trust, Inc.,
51	Series 2003-1, Class 3A4, 5.250%, 09/25/33	53
100	Series 2004-HYB4, Class WA, VAR, 2.545%, 12/25/34	100
421	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	426
57	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	58
342	GMACM Mortgage Loan Trust, Series 2004-J5, Class A7, 6.500%, 01/25/35	361
365	GSR Mortgage Loan Trust, Series 2004-6F, Class 2A4, 5.500%, 05/25/34	377
	JP Morgan Mortgage Trust,
1,170	Series 2006-A2, Class 5A3, VAR, 2.478%, 11/25/33	1,173
194	Series 2007-A1, Class 5A5, VAR, 2.596%, 07/25/35	197
297	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.684%, 04/21/34	299
23	MASTR Alternative Loan Trust, Series 2004-5, Class 5A1, 4.750%, 06/25/19	23
259	MASTR Asset Securitization Trust, Series 2003-11, Class 8A1, 5.500%, 12/25/33	274

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	177

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
	Merrill Lynch Mortgage Investors Trust,
355	Series 2003-F, Class A1, VAR, 0.839%, 10/25/28	346
416	Series 2004-B, Class A1, VAR, 0.699%, 05/25/29	405
100	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.683%, 04/25/34	105
133	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	140
15	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	15
28	RALI Trust, Series 2004-QS3, Class CB, 5.000%, 03/25/19	29
894	Sequoia Mortgage Trust, Series 2004-11, Class A1, VAR, 0.503%, 12/20/34	868
615	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	614
357	Structured Asset Mortgage Investments II Trust, Series 2003-AR4, Class A1, VAR, 0.905%, 01/19/34	345
623	Thornburg Mortgage Securities Trust, Series 2004-4, Class 3A, VAR, 1.871%, 12/25/44	615
	WaMu Mortgage Pass-Through Certificates Trust,
379	Series 2003-AR11, Class A6, VAR, 2.430%, 10/25/33	384
9	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	9
333	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	328
1,217	Wells Fargo Mortgage-Backed Securities Trust, Series 2004-P, Class 2A1, VAR, 2.734%, 09/25/34	1,222

		9,709

	Total Collateralized Mortgage Obligations (Cost $281,670)	284,955

Commercial Mortgage-Backed Securities — 2.8%
1,325	A10 Term Asset Financing LLC, Series 2014-1, Class A2, 3.020%, 04/15/33 (e)	1,327
	Banc of America Commercial Mortgage Trust,
1,825	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	1,858
1,130	Series 2006-5, Class A4, 5.414%, 09/10/47	1,155

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

38	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 07/10/43	38
1,400	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	1,401
41	COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 08/15/48	42
2,750	COMM Mortgage Trust, Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	2,789
2,057	Commercial Mortgage Trust, Series 2006-GG7, Class A4, VAR, 6.014%, 07/10/38	2,088
	DBRR Trust,
34	Series 2013-EZ2, Class A, VAR, 0.853%, 02/25/45 (e)	34
644	Series 2013-EZ3, Class A, VAR, 1.636%, 12/18/49 (e)	644
	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
2,045	Series K029, Class A2, 3.320%, 02/25/23	2,145
4,000	Series K037, Class A2, 3.490%, 01/25/24	4,217
1,000	Series K038, Class A2, 3.389%, 03/25/24	1,045
2,503	Series K046, Class A2, 3.205%, 03/25/25	2,572
1,750	Series KPLB, Class A, 2.770%, 05/25/25	1,728
5,000	Series KSMC, Class A2, 2.615%, 01/25/23	4,996
1,344	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	1,361
	JP Morgan Chase Commercial Mortgage Securities Trust,
508	Series 2005-CB11, Class AJ, VAR, 5.588%, 08/12/37	508
844	Series 2006-CB15, Class A4, VAR, 5.814%, 06/12/43	856
1,221	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 02/15/40	1,277
24,753	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.799%, 12/12/49 (e)	152
2,200	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	2,297
	Morgan Stanley Capital I Trust,
44,268	Series 2007-HQ11, Class X, IO, VAR, 0.386%, 02/12/44 (e)	112
577	Series 2011-C3, Class A3, 4.054%, 07/15/49	612
457	Morgan Stanley Re-REMIC Trust, Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	457

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
195	NCUA Guaranteed Notes Trust, Series 2010-C1, Class APT, 2.650%, 10/29/20	196
1,726	PFP Ltd., (Cayman Islands), Series 2015-2, Class A, VAR, 1.644%, 07/14/34 (e)	1,726
782	RAIT Trust, Series 2015-FL4, Class A, VAR, 1.535%, 12/15/31 (e)	775
866	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	891
	UBS-Barclays Commercial Mortgage Trust,
1,040	Series 2012-C2, Class A4, 3.525%, 05/10/63	1,074
1,486	Series 2013-C6, Class A4, 3.244%, 04/10/46	1,495
2,750	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	2,914
331	Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4, VAR, 5.469%, 12/15/44	332
170	Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	170
1,800	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.440%, 04/15/45	1,866

	Total Commercial Mortgage-Backed Securities (Cost $47,521)	47,150

Corporate Bonds — 27.7%
	Consumer Discretionary — 2.0%
	Auto Components — 0.1%
	Johnson Controls, Inc.,
138	3.625%, 07/02/24	133
1,135	4.250%, 03/01/21	1,181
40	5.000%, 03/30/20	43

		1,357

	Automobiles — 0.2%
	Daimler Finance North America LLC,
2,100	2.250%, 07/31/19 (e)	2,088
153	2.250%, 03/02/20 (e)	149
584	2.625%, 09/15/16 (e)	593

		2,830

	Hotels, Restaurants & Leisure — 0.1%
1,250	McDonald’s Corp., 3.375%, 05/26/25	1,227
326	Starbucks Corp., 2.700%, 06/15/22	326

		1,553

	Internet & Catalog Retail — 0.1%
1,217	Amazon.com, Inc., 3.300%, 12/05/21	1,241

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — 1.2%
	21st Century Fox America, Inc.,
30	7.250%, 05/18/18	34
600	7.430%, 10/01/26	734
400	7.600%, 10/11/15	403
200	7.700%, 10/30/25	253
	CBS Corp.,
238	3.500%, 01/15/25	226
781	3.700%, 08/15/24	754
450	Comcast Cable Communications LLC, 8.875%, 05/01/17	504
335	Comcast Corp., 6.500%, 01/15/17	359
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
1,060	3.800%, 03/15/22	1,052
360	4.450%, 04/01/24	364
172	5.000%, 03/01/21	184
422	Discovery Communications LLC, 4.375%, 06/15/21	438
400	NBCUniversal Enterprise, Inc., 1.974%, 04/15/19 (e)	397
2,000	NBCUniversal Media LLC, 2.875%, 01/15/23	1,949
	Thomson Reuters Corp., (Canada),
1,700	3.950%, 09/30/21	1,760
800	4.300%, 11/23/23	816
	Time Warner Cable, Inc.,
50	8.250%, 04/01/19	59
3,425	8.750%, 02/14/19	4,047
500	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	595
	Time Warner, Inc.,
400	3.400%, 06/15/22	395
200	3.550%, 06/01/24	196
1,715	4.050%, 12/15/23	1,765
	Viacom, Inc.,
700	3.125%, 06/15/22	628
189	3.250%, 03/15/23	169
361	3.875%, 12/15/21	351
300	3.875%, 04/01/24	278
750	4.250%, 09/01/23	714
35	6.250%, 04/30/16	36
806	Walt Disney Co. (The), 1.100%, 12/01/17	803

		20,263

	Multiline Retail — 0.1%
	Macy’s Retail Holdings, Inc.,
200	3.625%, 06/01/24	192
1,240	7.450%, 07/15/17	1,365

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	179

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Multiline Retail — continued
175	Nordstrom, Inc., 4.000%, 10/15/21	186
868	Target Corp., 3.500%, 07/01/24	892

		2,635

	Specialty Retail — 0.2%
262	Bed Bath & Beyond, Inc., 3.749%, 08/01/24	260
	Home Depot, Inc. (The),
531	2.000%, 06/15/19	533
450	2.700%, 04/01/23	438
986	3.750%, 02/15/24	1,027
1,004	Lowe’s Cos., Inc., 3.125%, 09/15/24	994

		3,252

	Total Consumer Discretionary	33,131

	Consumer Staples — 2.0%
	Beverages — 0.5%
2,000	Anheuser-Busch InBev Finance, Inc., 3.700%, 02/01/24	2,052
	Coca-Cola Co. (The),
893	1.150%, 04/01/18	888
1,000	1.800%, 09/01/16	1,011
1,000	Diageo Investment Corp., 2.875%, 05/11/22	977
1,257	PepsiCo, Inc., 1.250%, 08/13/17	1,258
1,450	SABMiller Holdings, Inc., 3.750%, 01/15/22 (e)	1,494

		7,680

	Food & Staples Retailing — 0.6%
644	Costco Wholesale Corp., 2.250%, 02/15/22	625
	CVS Health Corp.,
1,100	2.750%, 12/01/22	1,071
557	3.500%, 07/20/22	568
800	4.000%, 12/05/23	834
	Kroger Co. (The),
92	5.400%, 07/15/40	99
700	6.150%, 01/15/20	797
1,000	6.400%, 08/15/17	1,088
469	Walgreen Co., 3.100%, 09/15/22	453
1,057	Walgreens Boots Alliance, Inc., 3.300%, 11/18/21	1,046
	Wal-Mart Stores, Inc.,
1,650	2.550%, 04/11/23	1,588
200	3.300%, 04/22/24	202
930	3.625%, 07/08/20	991

		9,362

	Food Products — 0.7%
1,192	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	1,425

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
	Cargill, Inc.,
900	3.300%, 03/01/22 (e)	925
400	6.000%, 11/27/17 (e)	437
1,000	7.350%, 03/06/19 (e)	1,177
	General Mills, Inc.,
2,075	3.150%, 12/15/21	2,093
100	5.650%, 02/15/19	111
	Kellogg Co.,
513	3.250%, 05/21/18	530
1,606	4.000%, 12/15/20	1,706
	Kraft Foods Group, Inc.,
1,419	3.500%, 06/06/22	1,432
310	5.375%, 02/10/20	343
425	6.875%, 01/26/39	520
1,600	Mondelez International, Inc., 4.000%, 02/01/24	1,640
171	Tyson Foods, Inc., 2.650%, 08/15/19	171

		12,510

	Household Products — 0.2%
	Kimberly-Clark Corp.,
200	2.400%, 03/01/22	197
1,800	2.400%, 06/01/23	1,734
1,800	Procter & Gamble Co. (The), 1.450%, 08/15/16	1,814

		3,745

	Total Consumer Staples	33,297

	Energy — 2.7%
	Energy Equipment & Services — 0.4%
199	Cameron International Corp., 4.000%, 12/15/23	203
150	Diamond Offshore Drilling, Inc., 3.450%, 11/01/23	137
	Halliburton Co.,
350	3.500%, 08/01/23	350
550	6.150%, 09/15/19	629
750	8.750%, 02/15/21	944
800	Nabors Industries, Inc., 4.625%, 09/15/21	766
1,500	National Oilwell Varco, Inc., 2.600%, 12/01/22	1,362
	Noble Holding International Ltd., (Cayman Islands),
719	3.950%, 03/15/22	584
172	4.000%, 03/16/18	170
	Schlumberger Investment S.A., (Luxembourg),
233	3.300%, 09/14/21 (e)	237
737	3.650%, 12/01/23	752

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Energy Equipment & Services — continued
	Transocean, Inc., (Cayman Islands),
500	4.300%, 10/15/22	346
578	6.500%, 11/15/20	476
442	6.875%, 12/15/21	352
460	7.375%, 04/15/18	450

		7,758

	Oil, Gas & Consumable Fuels — 2.3%
1,025	Anadarko Petroleum Corp., 8.700%, 03/15/19	1,215
400	Apache Corp., 6.900%, 09/15/18	451
	BP Capital Markets plc, (United Kingdom),
1,000	2.241%, 09/26/18	1,006
317	2.750%, 05/10/23	301
712	3.245%, 05/06/22	707
900	Burlington Resources, Inc., 8.200%, 03/15/25	1,157
	Canadian Natural Resources Ltd., (Canada),
800	5.700%, 05/15/17	846
500	5.900%, 02/01/18	538
1,200	Cenovus Energy, Inc., (Canada), 3.800%, 09/15/23	1,126
	Chevron Corp.,
1,000	2.355%, 12/05/22	949
285	3.191%, 06/24/23	285
833	CNOOC Nexen Finance 2014 ULC, (Canada), 4.250%, 04/30/24	846
375	ConocoPhillips Holding Co., 6.950%, 04/15/29	469
	Devon Energy Corp.,
725	3.250%, 05/15/22	700
1,250	6.300%, 01/15/19	1,398
	Ecopetrol S.A., (Colombia),
467	4.125%, 01/16/25	406
773	5.375%, 06/26/26	719
	Energy Transfer Partners LP,
537	3.600%, 02/01/23	485
182	4.750%, 01/15/26	172
	EnLink Midstream Partners LP,
281	2.700%, 04/01/19	277
633	4.150%, 06/01/25	584
	Enterprise Products Operating LLC,
101	3.700%, 02/15/26	95
263	3.900%, 02/15/24	257
240	EOG Resources, Inc., 2.625%, 03/15/23	227
2,200	Exxon Mobil Corp., 2.709%, 03/06/25	2,148
1,294	Magellan Midstream Partners LP, 4.250%, 02/01/21	1,336
400	Marathon Oil Corp., 3.850%, 06/01/25	365
964	Marathon Petroleum Corp., 3.625%, 09/15/24	930

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
	Occidental Petroleum Corp.,
139	1.750%, 02/15/17	140
441	2.700%, 02/15/23	419
727	3.500%, 06/15/25	726
1,800	ONEOK Partners LP, 4.900%, 03/15/25	1,692
	Petrobras Global Finance B.V., (Netherlands),
1,000	3.500%, 02/06/17	966
500	7.875%, 03/15/19	502
	Petroleos Mexicanos, (Mexico),
731	4.500%, 01/23/26 (e)	695
270	4.875%, 01/18/24	269
173	Phillips 66, 4.300%, 04/01/22	181
	Plains All American Pipeline LP/PAA Finance Corp.,
705	2.600%, 12/15/19	684
575	3.650%, 06/01/22	557
300	3.850%, 10/15/23	287
	Spectra Energy Capital LLC,
503	3.300%, 03/15/23	444
50	6.200%, 04/15/18	55
710	8.000%, 10/01/19	830
	Statoil ASA, (Norway),
1,179	2.650%, 01/15/24	1,118
1,200	3.125%, 08/17/17	1,239
	Suncor Energy, Inc., (Canada),
350	3.600%, 12/01/24	342
200	6.100%, 06/01/18	221
	Sunoco Logistics Partners Operations LP,
156	4.250%, 04/01/24	146
700	5.500%, 02/15/20	765
1,153	Texas Eastern Transmission LP, 2.800%, 10/15/22 (e)	1,061
821	Total Capital Canada Ltd., (Canada), 2.750%, 07/15/23	783
	Total Capital International S.A., (France),
138	1.550%, 06/28/17	139
200	2.700%, 01/25/23	192
1,003	3.750%, 04/10/24	1,021
240	Total Capital S.A., (France), 2.300%, 03/15/16	242
	TransCanada PipeLines Ltd., (Canada),
455	2.500%, 08/01/22	425
2,345	3.750%, 10/16/23	2,313
300	7.125%, 01/15/19	348

		38,797

	Total Energy	46,555

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	181

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Financials — 10.1%
	Banks — 4.1%
1,629	ABN AMRO Bank N.V., (Netherlands), 2.500%, 10/30/18 (e)	1,647
	Bank of America Corp.,
53	3.300%, 01/11/23	52
360	3.625%, 03/17/16	365
1,154	4.000%, 01/22/25	1,129
737	4.100%, 07/24/23	761
780	5.000%, 05/13/21	854
865	5.625%, 07/01/20	972
600	6.400%, 08/28/17	652
427	6.500%, 08/01/16	447
2,000	6.875%, 04/25/18	2,240
2,600	7.625%, 06/01/19	3,074
585	Series L, 5.650%, 05/01/18	637
	Bank of Montreal, (Canada),
1,162	1.400%, 09/11/17	1,162
558	2.375%, 01/25/19	564
100	2.550%, 11/06/22	97
	Bank of Nova Scotia (The), (Canada),
1,500	1.450%, 04/25/18	1,486
500	2.550%, 01/12/17	509
630	2.800%, 07/21/21	631
952	Barclays plc, (United Kingdom), 3.650%, 03/16/25	904
	BB&T Corp.,
166	2.050%, 06/19/18	167
500	2.450%, 01/15/20	501
705	3.200%, 03/15/16	712
60	3.950%, 04/29/16	61
500	5.200%, 12/23/15	507
521	Canadian Imperial Bank of Commerce, (Canada), 0.900%, 10/01/15	521
3,360	Capital One Bank USA N.A., 3.375%, 02/15/23	3,196
	Citigroup, Inc.,
1,000	1.550%, 08/14/17	997
845	1.800%, 02/05/18	841
484	3.750%, 06/16/24	488
202	5.375%, 08/09/20	225
5,400	8.500%, 05/22/19	6,520
	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands),
114	2.125%, 10/13/15	114
903	3.875%, 02/08/22	945
447	Discover Bank, 4.200%, 08/08/23	452

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
1,400	DNB Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	1,402
	Fifth Third Bancorp,
470	2.300%, 03/01/19	470
1,400	3.625%, 01/25/16	1,415
	Fifth Third Bank,
250	2.375%, 04/25/19	251
425	2.875%, 10/01/21	422
	HSBC Bank plc, (United Kingdom),
523	1.500%, 05/15/18 (e)	519
1,100	4.750%, 01/19/21 (e)	1,213
	HSBC Holdings plc, (United Kingdom),
800	4.250%, 03/14/24	802
1,100	5.100%, 04/05/21	1,214
1,657	KeyCorp, 5.100%, 03/24/21	1,829
813	Lloyds Bank plc, (United Kingdom), 1.750%, 03/16/18	809
1,000	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	1,109
909	Mizuho Bank Ltd., (Japan), 2.650%, 09/25/19 (e)	917
1,000	National Australia Bank Ltd., (Australia), 3.000%, 07/27/16 (e)	1,020
100	National City Corp., 6.875%, 05/15/19	115
591	Nordea Bank AB, (Sweden), 4.875%, 05/13/21 (e)	632
	PNC Funding Corp.,
50	5.125%, 02/08/20	56
50	5.250%, 11/15/15	50
50	5.625%, 02/01/17	53
725	6.700%, 06/10/19	841
	Royal Bank of Canada, (Canada),
1,302	1.200%, 09/19/17	1,298
1,193	2.000%, 10/01/18	1,206
600	2.200%, 07/27/18	605
442	Stadshypotek AB, (Sweden), 1.875%, 10/02/19 (e)	441
1,800	Standard Chartered plc, (United Kingdom), 5.200%, 01/26/24 (e)	1,861
	SunTrust Banks, Inc.,
1,500	2.750%, 05/01/23	1,428
800	3.500%, 01/20/17	820
706	Svenska Handelsbanken AB, (Sweden), 3.125%, 07/12/16	720
	Toronto-Dominion Bank (The), (Canada),
400	1.500%, 03/13/17 (e)	402
1,041	1.750%, 07/23/18	1,037

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
	U.S. Bancorp,
307	1.650%, 05/15/17	309
500	2.200%, 04/25/19	506
215	2.950%, 07/15/22	211
732	4.125%, 05/24/21	791
	Wachovia Corp.,
1,000	5.750%, 06/15/17	1,076
3,895	5.750%, 02/01/18	4,260
	Wells Fargo & Co.,
428	2.150%, 01/15/19	429
1,000	3.000%, 01/22/21	1,017
368	3.000%, 02/19/25	354
1,000	Wells Fargo Bank N.A., 6.000%, 11/15/17	1,093
506	Westpac Banking Corp., (Australia), 2.000%, 03/03/20 (e)	505

		69,938

	Capital Markets — 2.0%
2,150	Ameriprise Financial, Inc., 4.000%, 10/15/23	2,231
	Bank of New York Mellon Corp. (The),
92	2.100%, 01/15/19	92
1,440	4.150%, 02/01/21	1,558
155	4.600%, 01/15/20	169
200	BlackRock, Inc., 6.250%, 09/15/17	220
470	Blackstone Holdings Finance Co. LLC, 4.750%, 02/15/23 (e)	500
500	CDP Financial, Inc., (Canada), 4.400%, 11/25/19 (e)	546
40	Charles Schwab Corp. (The), 3.225%, 09/01/22	41
	Credit Suisse, (Switzerland),
833	1.750%, 01/29/18	831
520	3.625%, 09/09/24	518
	Deutsche Bank AG, (Germany),
610	1.875%, 02/13/18	607
350	6.000%, 09/01/17	378
	Goldman Sachs Group, Inc. (The),
90	3.625%, 02/07/16	91
500	3.625%, 01/22/23	503
196	5.250%, 07/27/21	218
900	5.375%, 03/15/20	998
5,150	7.500%, 02/15/19	6,014
1,195	Series D, 6.000%, 06/15/20	1,362
1,850	Jefferies Group LLC, 6.875%, 04/15/21	2,067
	Macquarie Bank Ltd., (Australia),
291	2.600%, 06/24/19 (e)	292
1,000	5.000%, 02/22/17 (e)	1,047

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
800	Macquarie Group Ltd., (Australia), 6.250%, 01/14/21 (e)	908
	Morgan Stanley,
600	2.650%, 01/27/20	600
323	3.450%, 11/02/15	324
880	4.350%, 09/08/26	879
622	5.000%, 11/24/25	655
1,000	5.450%, 01/09/17	1,052
331	5.500%, 07/24/20	369
2,500	5.625%, 09/23/19	2,780
510	5.750%, 01/25/21	578
1,700	7.300%, 05/13/19	1,991
275	Nomura Holdings, Inc., (Japan), 4.125%, 01/19/16	278
	State Street Corp.,
1,724	3.100%, 05/15/23	1,683
1,154	3.700%, 11/20/23	1,187
	UBS AG, (Switzerland),
350	4.875%, 08/04/20	388
928	5.750%, 04/25/18	1,017

		34,972

	Consumer Finance — 1.0%
400	American Express Centurion Bank, 6.000%, 09/13/17	434
	American Express Co.,
200	6.150%, 08/28/17	217
1,820	7.000%, 03/19/18	2,052
	American Honda Finance Corp.,
250	2.250%, 08/15/19	251
1,450	7.625%, 10/01/18 (e)	1,692
	Caterpillar Financial Services Corp.,
176	2.250%, 12/01/19	177
510	2.750%, 08/20/21	511
900	2.850%, 06/01/22	884
675	7.150%, 02/15/19	785
	Ford Motor Credit Co. LLC,
484	1.500%, 01/17/17	482
792	2.375%, 03/12/19	782
627	3.000%, 06/12/17	638
757	3.984%, 06/15/16	772
240	4.207%, 04/15/16	244
	John Deere Capital Corp.,
753	1.050%, 10/11/16	754
65	1.700%, 01/15/20	63
650	3.150%, 10/15/21	666

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	183

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Consumer Finance — continued
1,166	Nissan Motor Acceptance Corp., 1.800%, 03/15/18 (e)	1,167
	PACCAR Financial Corp.,
591	1.600%, 03/15/17	595
1,400	2.200%, 09/15/19	1,411
	Toyota Motor Credit Corp.,
429	1.375%, 01/10/18	428
1,700	2.000%, 09/15/16	1,721
800	2.625%, 01/10/23	779

		17,505

	Diversified Financial Services — 1.1%
1,666	CME Group, Inc., 3.000%, 09/15/22	1,657
400	Countrywide Financial Corp., 6.250%, 05/15/16	413
	General Electric Capital Corp.,
636	1.600%, 11/20/17	635
200	2.100%, 12/11/19	200
337	2.250%, 11/09/15	338
125	4.375%, 09/16/20	136
6,700	4.625%, 01/07/21	7,349
331	5.300%, 02/11/21	373
1,845	5.500%, 01/08/20	2,082
80	5.625%, 09/15/17	87
605	5.625%, 05/01/18	665
70	5.875%, 01/14/38	85
1,502	Intercontinental Exchange, Inc., 4.000%, 10/15/23	1,552
650	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	812
	Shell International Finance B.V., (Netherlands),
150	3.400%, 08/12/23	151
1,555	4.300%, 09/22/19	1,679
40	4.375%, 03/25/20	44

		18,258

	Insurance — 1.1%
1,900	ACE INA Holdings, Inc., 2.700%, 03/13/23	1,810
651	Allstate Corp. (The), 3.150%, 06/15/23	647
818	American International Group, Inc., 4.125%, 02/15/24	847
	Aon Corp.,
621	3.125%, 05/27/16	631
94	3.500%, 09/30/15	94
	Berkshire Hathaway Finance Corp.,
323	1.300%, 05/15/18	323
267	2.450%, 12/15/15	268

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
2,160	5.400%, 05/15/18	2,369
61	Chubb Corp. (The), 5.750%, 05/15/18	68
	CNA Financial Corp.,
860	3.950%, 05/15/24	855
420	6.500%, 08/15/16	440
	Liberty Mutual Group, Inc.,
950	4.950%, 05/01/22 (e)	1,014
900	5.000%, 06/01/21 (e)	977
	Lincoln National Corp.,
96	4.200%, 03/15/22	100
768	4.850%, 06/24/21	840
824	Marsh & McLennan Cos., Inc., 2.350%, 03/06/20	823
1,216	MassMutual Global Funding II, 2.100%, 08/02/18 (e)	1,227
	Metropolitan Life Global Funding I,
710	1.500%, 01/10/18 (e)	706
1,600	3.000%, 01/10/23 (e)	1,562
400	3.125%, 01/11/16 (e)	403
426	3.875%, 04/11/22 (e)	444
	New York Life Global Funding,
323	1.950%, 02/11/20 (e)	319
1,024	2.150%, 06/18/19 (e)	1,022
471	Principal Financial Group, Inc., 3.125%, 05/15/23	460
650	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	859

		19,108

	Real Estate Investment Trusts (REITs) — 0.8%
360	American Tower Corp., 3.500%, 01/31/23	343
909	Boston Properties LP, 3.800%, 02/01/24	915
672	Duke Realty LP, 3.875%, 02/15/21	691
600	Equity Commonwealth, 6.650%, 01/15/18	645
1,752	ERP Operating LP, 4.625%, 12/15/21	1,894
	HCP, Inc.,
1,052	2.625%, 02/01/20	1,042
469	3.875%, 08/15/24	453
577	4.250%, 11/15/23	576
	Health Care REIT, Inc.,
2,007	4.500%, 01/15/24	2,076
600	5.250%, 01/15/22	652
457	Prologis LP, 4.250%, 08/15/23	469
	Realty Income Corp.,
600	3.250%, 10/15/22	579
400	3.875%, 07/15/24	400

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Real Estate Investment Trusts (REITs) — continued
	Simon Property Group LP,
1,200	4.375%, 03/01/21	1,292
200	6.125%, 05/30/18	223
	Ventas Realty LP,
90	3.500%, 02/01/25	85
470	3.750%, 05/01/24	461
158	4.125%, 01/15/26	157

		12,953

	Total Financials	172,734

	Health Care — 1.4%
	Biotechnology — 0.3%
	Amgen, Inc.,
1,100	3.875%, 11/15/21	1,143
1,350	4.100%, 06/15/21	1,422
117	Baxalta, Inc., 3.600%, 06/23/22 (e)	117
	Celgene Corp.,
1,000	3.250%, 08/15/22	971
700	3.950%, 10/15/20	732

		4,385

	Health Care Equipment & Supplies — 0.1%
246	Becton, Dickinson & Co., 2.675%, 12/15/19	246
2,400	Medtronic, Inc., 3.500%, 03/15/25 (e)	2,390

		2,636

	Health Care Providers & Services — 0.3%
381	Aetna, Inc., 1.750%, 05/15/17	383
700	Anthem, Inc., 3.300%, 01/15/23	679
131	Cardinal Health, Inc., 3.750%, 09/15/25	131
	McKesson Corp.,
96	0.950%, 12/04/15	96
150	2.700%, 12/15/22	143
1,250	Medco Health Solutions, Inc., 7.125%, 03/15/18	1,396
	UnitedHealth Group, Inc.,
365	2.750%, 02/15/23	352
145	2.875%, 12/15/21	145
1,500	2.875%, 03/15/23	1,461
187	3.375%, 11/15/21	193
255	4.700%, 02/15/21	280
100	WellPoint, Inc., 2.375%, 02/15/17	101

		5,360

	Life Sciences Tools & Services — 0.0% (g)
441	Thermo Fisher Scientific, Inc., 1.300%, 02/01/17	439

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 0.7%
1,304	AbbVie, Inc., 2.900%, 11/06/22	1,259
316	Actavis Funding SCS, (Luxembourg), 3.450%, 03/15/22	309
250	Actavis, Inc., 3.250%, 10/01/22	240
1,210	Bristol-Myers Squibb Co., 2.000%, 08/01/22	1,145
555	Forest Laboratories LLC, 5.000%, 12/15/21 (e)	597
1,875	GlaxoSmithKline Capital, Inc., 2.800%, 03/18/23	1,832
857	Johnson & Johnson, 3.375%, 12/05/23	898
	Merck & Co., Inc.,
1,400	1.300%, 05/18/18	1,393
215	2.350%, 02/10/22	210
1,800	Mylan, Inc., 2.600%, 06/24/18	1,792
1,153	Novartis Capital Corp., 3.400%, 05/06/24	1,178
498	Teva Pharmaceutical Finance Co. B.V., (Netherlands), Series 2, 3.650%, 11/10/21	493
174	Zoetis, Inc., 1.875%, 02/01/18	173

		11,519

	Total Health Care	24,339

	Industrials — 2.7%
	Aerospace & Defense — 0.6%
864	BAE Systems Holdings, Inc., 3.800%, 10/07/24 (e)	868
	Boeing Co. (The),
540	4.875%, 02/15/20	606
750	7.950%, 08/15/24	1,010
2,000	General Dynamics Corp., 2.250%, 11/15/22	1,895
1,200	Honeywell International, Inc., 4.250%, 03/01/21	1,328
	Lockheed Martin Corp.,
380	3.350%, 09/15/21	389
850	4.250%, 11/15/19	921
325	Northrop Grumman Corp., 5.050%, 08/01/19	355
	Precision Castparts Corp.,
1,500	2.500%, 01/15/23	1,426
800	3.250%, 06/15/25	786
476	Raytheon Co., 3.150%, 12/15/24	471

		10,055

	Air Freight & Logistics — 0.2%
796	FedEx Corp., 3.200%, 02/01/25	764
	United Parcel Service, Inc.,
1,457	2.450%, 10/01/22	1,428
1,600	3.125%, 01/15/21	1,649
425	5.125%, 04/01/19	473

		4,314

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	185

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Airlines — 0.2%
409	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	414
74	American Airlines 2011-1 Class A Pass-Through Trust, Series A, 5.250%, 01/31/21	79
896	American Airlines 2013-2 Class A Pass-Through Trust, 4.950%, 01/15/23	954
323	Continental Airlines 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	357
274	Continental Airlines 2012-2 Class A Pass-Through Trust, 4.000%, 10/29/24	276
38	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	40
67	Delta Air Lines 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	70
445	Delta Air Lines 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	463

		2,653

	Commercial Services & Supplies — 0.2%
	Republic Services, Inc.,
417	3.550%, 06/01/22	422
1,200	5.500%, 09/15/19	1,335
	Waste Management, Inc.,
862	2.900%, 09/15/22	847
242	4.600%, 03/01/21	263
150	4.750%, 06/30/20	164

		3,031

	Construction & Engineering — 0.0% (g)
350	ABB Finance USA, Inc., 2.875%, 05/08/22	343
526	Fluor Corp., 3.375%, 09/15/21	543

		886

	Electrical Equipment — 0.0% (g)
272	Eaton Corp., 1.500%, 11/02/17	270

	Industrial Conglomerates — 0.2%
	Danaher Corp.,
784	3.900%, 06/23/21	844
500	5.400%, 03/01/19	557
490	Hutchison Whampoa International 12 II Ltd., (Cayman Islands), 3.250%, 11/08/22 (e)	486
	Koninklijke Philips N.V., (Netherlands),
1,200	3.750%, 03/15/22	1,193
480	5.750%, 03/11/18	518

		3,598

	Machinery — 0.2%
30	Caterpillar, Inc., 7.900%, 12/15/18	36

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
	Deere & Co.,
298	2.600%, 06/08/22	291
700	4.375%, 10/16/19	757
1,400	Illinois Tool Works, Inc., 3.500%, 03/01/24	1,430
228	Parker-Hannifin Corp., 3.300%, 11/21/24	228

		2,742

	Road & Rail — 1.1%
	Burlington Northern Santa Fe LLC,
125	3.600%, 09/01/20	131
2,000	4.100%, 06/01/21	2,128
	Canadian Pacific Railway Co., (Canada),
1,146	4.500%, 01/15/22	1,219
600	7.250%, 05/15/19	701
	CSX Corp.,
3,000	6.250%, 03/15/18	3,331
230	7.375%, 02/01/19	267
	ERAC USA Finance LLC,
120	2.800%, 11/01/18 (e)	122
1,500	3.300%, 10/15/22 (e)	1,484
650	3.850%, 11/15/24 (e)	654
315	4.500%, 08/16/21 (e)	341
	Norfolk Southern Corp.,
812	2.903%, 02/15/23	782
250	3.000%, 04/01/22	247
829	3.250%, 12/01/21	833
750	3.850%, 01/15/24	763
300	5.750%, 04/01/18	329
263	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.500%, 06/15/19 (e)	260
	Ryder System, Inc.,
555	2.450%, 09/03/19	553
290	2.500%, 03/01/17	294
535	3.500%, 06/01/17	552
100	3.600%, 03/01/16	102
	Union Pacific Corp.,
850	3.250%, 01/15/25	843
1,200	3.750%, 03/15/24	1,242
1,931	4.163%, 07/15/22	2,054

		19,232

	Total Industrials	46,781

	Information Technology — 1.4%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
90	2.450%, 06/15/20	91

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Communications Equipment — continued
181	2.900%, 03/04/21	184
90	4.450%, 01/15/20	98
975	4.950%, 02/15/19	1,070
250	5.500%, 02/22/16	256

		1,699

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
155	6.000%, 04/01/20	171
1,350	7.500%, 01/15/27	1,613

		1,784

	Internet Software & Services — 0.1%
	eBay, Inc.,
2,448	2.600%, 07/15/22	2,218
225	2.875%, 08/01/21	216

		2,434

	IT Services — 0.2%
	International Business Machines Corp.,
252	1.250%, 02/08/18	251
1,150	1.625%, 05/15/20	1,124
629	1.950%, 07/22/16	636
40	8.375%, 11/01/19	50
1,650	Xerox Corp., 5.625%, 12/15/19	1,816

		3,877

	Semiconductors & Semiconductor Equipment — 0.3%
	Intel Corp.,
987	2.700%, 12/15/22	958
1,501	3.300%, 10/01/21	1,549
	Texas Instruments, Inc.,
837	2.375%, 05/16/16	848
790	2.750%, 03/12/21	797

		4,152

	Software — 0.3%
942	Intuit, Inc., 5.750%, 03/15/17	998
	Microsoft Corp.,
486	2.375%, 05/01/23	464
1,500	4.200%, 06/01/19	1,630
	Oracle Corp.,
1,285	2.500%, 10/15/22	1,238
720	5.750%, 04/15/18	795
50	6.500%, 04/15/38	64
539	Series NOTE, 2.800%, 07/08/21	541

		5,730

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 0.3%
	Apple, Inc.,
818	2.150%, 02/09/22	788
1,006	2.850%, 05/06/21	1,024
1,154	3.200%, 05/13/25	1,148
1,025	EMC Corp., 3.375%, 06/01/23	996
567	Hewlett-Packard Co., 4.375%, 09/15/21	590

		4,546

	Total Information Technology	24,222

	Materials — 1.0%
	Chemicals — 0.7%
168	Agrium, Inc., (Canada), 3.375%, 03/15/25	158
	Dow Chemical Co. (The),
542	3.000%, 11/15/22	525
800	3.500%, 10/01/24	771
104	4.125%, 11/15/21	108
17	8.550%, 05/15/19	20
	E.I. du Pont de Nemours & Co.,
200	5.750%, 03/15/19	224
2,000	6.000%, 07/15/18	2,224
	Ecolab, Inc.,
279	1.450%, 12/08/17	276
167	2.250%, 01/12/20	166
	Mosaic Co. (The),
1,535	3.750%, 11/15/21	1,576
708	4.250%, 11/15/23	717
	Potash Corp. of Saskatchewan, Inc., (Canada),
100	3.625%, 03/15/24	99
1,050	6.500%, 05/15/19	1,200
	PPG Industries, Inc.,
550	3.600%, 11/15/20	575
230	6.650%, 03/15/18	257
	Praxair, Inc.,
1,250	2.200%, 08/15/22	1,175
240	5.200%, 03/15/17	255
315	Rohm & Haas Co., 7.850%, 07/15/29	411
400	Union Carbide Corp., 7.500%, 06/01/25	502

		11,239

	Construction Materials — 0.0% (g)
250	CRH America, Inc., 3.875%, 05/18/25 (e)	248

	Metals & Mining — 0.3%
382	BHP Billiton Finance USA Ltd., (Australia), 2.050%, 09/30/18	382
	Freeport-McMoRan, Inc.,
352	2.150%, 03/01/17	336

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	187

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Metals & Mining — continued
400	3.550%, 03/01/22	308
667	3.875%, 03/15/23	510
1,600	4.550%, 11/14/24	1,235
	Nucor Corp.,
305	4.000%, 08/01/23	310
172	5.850%, 06/01/18	189
	Rio Tinto Finance USA Ltd., (Australia),
38	3.500%, 11/02/20	39
800	4.125%, 05/20/21	838
650	6.500%, 07/15/18	724

		4,871

	Paper & Forest Products — 0.0% (g)
350	International Paper Co., 3.800%, 01/15/26	340

	Total Materials	16,698

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.9%
	AT&T, Inc.,
850	3.875%, 08/15/21	871
1,500	4.450%, 05/15/21	1,582
2,800	5.500%, 02/01/18	3,021
	British Telecommunications plc, (United Kingdom),
1,500	1.250%, 02/14/17	1,496
461	1.625%, 06/28/16	463
350	2.350%, 02/14/19	349
900	Deutsche Telekom International Finance B.V., (Netherlands), 6.750%, 08/20/18	1,019
267	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	267
	Orange S.A., (France),
525	2.750%, 09/14/16	533
50	9.000%, 03/01/31	71
	Telefonica Emisiones S.A.U., (Spain),
420	3.192%, 04/27/18	430
409	5.134%, 04/27/20	451
114	5.462%, 02/16/21	128
	Verizon Communications, Inc.,
822	1.350%, 06/09/17	819
886	4.150%, 03/15/24	905
1,057	4.500%, 09/15/20	1,136
1,000	5.150%, 09/15/23	1,096

		14,637

	Wireless Telecommunication Services — 0.1%
379	America Movil S.A.B. de C.V., (Mexico), 3.125%, 07/16/22	370

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — continued
	Vodafone Group plc, (United Kingdom),
1,400	2.500%, 09/26/22	1,281
500	5.625%, 02/27/17	528

		2,179

	Total Telecommunication Services	16,816

	Utilities — 3.4%
	Electric Utilities — 2.6%
800	Appalachian Power Co., 4.600%, 03/30/21	865
372	Arizona Public Service Co., 3.350%, 06/15/24	372
1,595	Baltimore Gas & Electric Co., 2.800%, 08/15/22	1,562
237	Comision Federal de Electricidad, (Mexico), 4.875%, 05/26/21 (e)	249
	DTE Electric Co.,
197	2.650%, 06/15/22	192
1,000	3.375%, 03/01/25	1,011
1,500	3.650%, 03/15/24	1,543
200	3.900%, 06/01/21	213
	Duke Energy Carolinas LLC,
1,250	3.900%, 06/15/21	1,332
50	6.450%, 10/15/32	64
233	Duke Energy Corp., 3.550%, 09/15/21	240
160	Duke Energy Indiana, Inc., 3.750%, 07/15/20	171
461	Duke Energy Progress LLC, 2.800%, 05/15/22	453
720	Electricite de France S.A., (France), 2.150%, 01/22/19 (e)	723
400	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	438
765	Entergy Arkansas, Inc., 3.050%, 06/01/23	754
3,700	Georgia Power Co., 4.250%, 12/01/19	4,031
1,663	Great Plains Energy, Inc., 4.850%, 06/01/21	1,827
1,000	Hydro-Quebec, (Canada), Series HY, 8.400%, 01/15/22	1,320
	Indiana Michigan Power Co.,
25	7.000%, 03/15/19	29
100	Series J, 3.200%, 03/15/23	99
	Nevada Power Co.,
1,000	6.500%, 08/01/18	1,127
1,000	7.125%, 03/15/19	1,167
	NextEra Energy Capital Holdings, Inc.,
518	2.400%, 09/15/19	513
1,539	2.700%, 09/15/19	1,541
200	6.000%, 03/01/19	223
30	7.875%, 12/15/15	30
938	Niagara Mohawk Power Corp., 3.508%, 10/01/24 (e)	942

SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
300	NSTAR Electric Co., 2.375%, 10/15/22	288
1,200	Ohio Power Co., Series M, 5.375%, 10/01/21	1,354
300	Oncor Electric Delivery Co. LLC, 7.000%, 09/01/22	365
	Pacific Gas & Electric Co.,
794	2.450%, 08/15/22	754
424	3.250%, 09/15/21	432
1,500	3.250%, 06/15/23	1,496
400	3.400%, 08/15/24	399
350	3.850%, 11/15/23	364
50	6.050%, 03/01/34	60
200	PacifiCorp, 5.650%, 07/15/18	222
1,500	Pennsylvania Electric Co., 6.050%, 09/01/17	1,626
752	PPL Capital Funding, Inc., 4.200%, 06/15/22	788
224	PPL Electric Utilities Corp., 2.500%, 09/01/22	216
560	Progress Energy, Inc., 4.400%, 01/15/21	597
74	Public Service Co. of Colorado, 3.200%, 11/15/20	76
283	Public Service Co. of New Hampshire, 3.500%, 11/01/23	292
220	Public Service Co. of Oklahoma, 4.400%, 02/01/21	235
1,100	Public Service Electric & Gas Co., 2.000%, 08/15/19	1,097
	Southern California Edison Co.,
958	3.875%, 06/01/21	1,019
650	5.500%, 08/15/18	722
1,860	Southwestern Electric Power Co., 6.450%, 01/15/19	2,110
1,500	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	1,821
	Virginia Electric & Power Co.,
1,600	2.750%, 03/15/23	1,557
1,099	2.950%, 01/15/22	1,089
	Wisconsin Electric Power Co.,
1,000	1.700%, 06/15/18	1,001
545	2.950%, 09/15/21	553

		43,564

	Gas Utilities — 0.1%
1,365	Atmos Energy Corp., 8.500%, 03/15/19	1,632
843	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	902

		2,534

	Independent Power & Renewable Electricity Producers — 0.1%
180	Exelon Generation Co. LLC, 4.000%, 10/01/20	187

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Independent Power & Renewable Electricity Producers — continued
	PSEG Power LLC,
940	4.150%, 09/15/21	978
221	4.300%, 11/15/23	226
350	5.125%, 04/15/20	384

		1,775

	Multi-Utilities — 0.5%
	AGL Capital Corp.,
939	3.500%, 09/15/21	934
550	5.250%, 08/15/19	603
500	CenterPoint Energy, Inc., 6.500%, 05/01/18	558
	Consumers Energy Co.,
137	2.850%, 05/15/22	136
1,060	5.650%, 04/15/20	1,199
350	Dominion Resources, Inc., 4.450%, 03/15/21	373
784	DTE Energy Co., Series F, 3.850%, 12/01/23	812
	NiSource Finance Corp.,
300	3.850%, 02/15/23	311
500	5.450%, 09/15/20	557
940	6.125%, 03/01/22	1,087
100	6.800%, 01/15/19	114
6	San Diego Gas & Electric Co., 5.350%, 05/15/40	7
	Sempra Energy,
192	4.050%, 12/01/23	197
1,400	9.800%, 02/15/19	1,736

		8,624

	Water Utilities — 0.1%
	American Water Capital Corp.,
364	3.400%, 03/01/25	364
1,400	3.850%, 03/01/24	1,481

		1,845

	Total Utilities	58,342

	Total Corporate Bonds (Cost $467,970)	472,915

Foreign Government Securities — 0.3%
514	Federative Republic of Brazil, (Brazil), 4.250%, 01/07/25	477
	Republic of Panama, (Panama),
460	3.750%, 03/16/25	449
347	4.000%, 09/22/24	346
467	Republic of Poland, (Poland), 4.000%, 01/22/24	491

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	189

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Foreign Government Securities — continued
431	Republic of Turkey, (Turkey), 5.750%, 03/22/24	458
	United Mexican States, (Mexico),
568	3.500%, 01/21/21	577
1,076	3.600%, 01/30/25	1,056
694	4.000%, 10/02/23	705

	Total Foreign Government Securities (Cost $4,547)	4,559

Mortgage Pass-Through Securities — 7.6%
3,196	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family, 5.500%, 01/01/24 - 02/01/24	3,492
205	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 5.500%, 05/01/27	228
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
2,321	4.500%, 05/01/41	2,533
356	5.000%, 10/01/33	394
4	6.000%, 12/01/36	5
2,055	Federal Home Loan Mortgage Corp. Gold Pools, Other, 3.500%, 06/01/42	2,142
67	Federal National Mortgage Association, 15 Year, Single Family, 6.000%, 10/01/19 - 01/01/24	71
1,838	Federal National Mortgage Association, 20 Year, Single Family, 3.500%, 08/01/32	1,936
	Federal National Mortgage Association, 30 Year, Single Family,
1,567	5.000%, 08/01/40	1,736
907	6.000%, 12/01/32 - 04/01/35	1,035
1,437	6.500%, 10/01/36 - 10/01/38	1,661
786	7.000%, 04/01/37 - 11/01/38	932
	Federal National Mortgage Association, Other,
2,555	VAR, 0.537%, 01/01/23	2,554
1,367	VAR, 0.557%, 05/01/24	1,367
3,000	1.400%, 07/01/17	3,010
2,400	1.735%, 05/01/20	2,396
1,962	1.940%, 07/01/19	1,980
4,800	2.010%, 06/01/20	4,835
1,460	2.140%, 04/01/19	1,488
949	2.190%, 12/01/22	942
2,585	2.340%, 12/01/22	2,584
2,440	2.350%, 05/01/23	2,432
1,586	2.395%, 01/01/22	1,604
4,883	2.400%, 12/01/22 - 07/01/23	4,874
3,824	2.410%, 01/01/23	3,831
1,269	2.490%, 10/01/17	1,298

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,000	2.520%, 05/01/23	3,005
2,107	2.530%, 03/01/23	2,125
1,000	2.590%, 11/01/21	1,020
1,310	2.630%, 09/01/21	1,347
2,000	2.650%, 08/01/22	2,037
2,000	2.670%, 07/01/22	2,041
2,092	2.680%, 05/01/25	2,078
2,649	2.703%, 04/01/23	2,699
2,200	2.810%, 04/01/25	2,197
1,131	2.900%, 06/01/22	1,177
1,496	3.020%, 06/01/25	1,523
3,710	3.030%, 12/01/21 - 04/01/27	3,774
1,949	3.050%, 10/01/20	2,048
2,500	3.100%, 09/01/25 (w)	2,520
1,369	3.110%, 10/01/21	1,442
1,500	3.370%, 11/01/20	1,596
5,000	3.380%, 01/01/18 - 12/01/23	5,219
1,286	3.450%, 11/01/23	1,370
1,000	3.480%, 12/01/20	1,070
6,477	3.500%, 05/01/43 - 06/01/43	6,749
1,700	3.590%, 10/01/20	1,826
1,150	3.690%, 11/01/23	1,233
4,701	3.743%, 06/01/18	4,974
3,400	3.770%, 09/01/21	3,691
2,315	3.804%, 05/01/22	2,489
1,629	3.810%, 01/01/19	1,739
1,219	3.860%, 07/01/21	1,318
3,896	4.000%, 07/01/42	4,197
1,000	4.040%, 10/01/20	1,092
1,000	4.260%, 07/01/21	1,112
3,301	4.295%, 06/01/21	3,661
1,885	4.330%, 04/01/21	2,086
743	4.369%, 02/01/20	816
947	4.640%, 01/01/21	1,062
417	Government National Mortgage Association II, 30 Year, Single Family, 6.000%, 09/20/38	468

	Total Mortgage Pass-Through Securities (Cost $128,053)	130,161

Supranational — 0.0% (g)
641	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $641)	648

U.S. Government Agency Securities — 16.2%
	Federal Home Loan Banks,
20,000	0.750%, 08/28/17	19,973
12,155	1.750%, 09/11/15	12,160

SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — continued
	Federal Home Loan Mortgage Corp.,
30,000	0.750%, 07/14/17	29,985
5,000	0.750%, 01/12/18	4,983
25,000	1.250%, 10/02/19	24,763
61,000	2.375%, 01/13/22	62,106
	Federal National Mortgage Association,
51,450	1.750%, 06/20/19	52,045
70,000	2.625%, 09/06/24	70,597
735	Tennessee Valley Authority, 1.750%, 10/15/18	747

	Total U.S. Government Agency Securities (Cost $274,757)	277,359

U.S. Treasury Obligations — 19.4%
	U.S. Treasury Inflation Indexed Notes,
40,000	0.125%, 04/15/16	42,830
161,705	0.125%, 04/15/17	169,284
26,500	0.125%, 01/15/22	27,315
10,000	0.125%, 07/15/22	10,144
15,000	1.125%, 01/15/21	17,048

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

40,000	1.625%, 01/15/18	47,249
15,000	2.000%, 01/15/16	18,011

	Total U.S. Treasury Obligations (Cost $337,553)	331,881

SHARES
Short-Term Investment — 5.5%
	Investment Company — 5.5%
94,342	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.060% (b) (l) † (Cost $94,342)	94,342

	Total Investments — 103.3% (Cost $1,758,700)	1,765,685
	Liabilities in Excess of Other Assets — (3.3)%	(56,454)

	NET ASSETS — 100.0%	$1,709,231

Percentages indicated are based on net assets.

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.590% at termination	CPI-U at termination	12/31/2019	$3,000	$(283)
Barclays Bank plc	2.439% at termination	CPI-U at termination	05/15/2024	5,000	(390)
Barclays Bank plc	2.705% at termination	CPI-U at termination	09/02/2044	9,000	(1,764)
Barclays Bank plc	2.700% at termination	CPI-U at termination	09/03/2044	4,000	(778)
BNP Paribas	1.765% at termination	CPI-U at termination	03/21/2016	31,000	(659)
BNP Paribas	1.755% at termination	CPI-U at termination	04/10/2016	11,000	(242)
BNP Paribas	2.530% at termination	CPI-U at termination	02/22/2018	53,000	(3,756)
BNP Paribas	2.100% at termination	CPI-U at termination	08/26/2018	22,000	(1,026)
BNP Paribas	2.105% at termination	CPI-U at termination	08/26/2018	11,000	(516)
BNP Paribas	2.098% at termination	CPI-U at termination	09/09/2018	10,000	(466)
BNP Paribas	2.248% at termination	CPI-U at termination	01/15/2019	20,000	(1,200)
BNP Paribas	2.190% at termination	CPI-U at termination	09/03/2019	11,000	(567)
BNP Paribas	2.693% at termination	CPI-U at termination	09/03/2044	1,000	(192)
BNP Paribas	2.695% at termination	CPI-U at termination	09/03/2044	1,000	(193)
Citibank, N.A.	2.438% at termination	CPI-U at termination	03/02/2016	20,000	(965)
Citibank, N.A.	1.763% at termination	CPI-U at termination	04/07/2016	16,000	(353)
Citibank, N.A.	1.478% at termination	CPI-U at termination	04/02/2017	4,000	(2)
Citibank, N.A.	2.190% at termination	CPI-U at termination	09/02/2019	20,000	(1,031)
Citibank, N.A.	2.458% at termination	CPI-U at termination	05/21/2024	13,000	(1,044)
Citibank, N.A.	2.492% at termination	CPI-U at termination	08/27/2024	40,000	(3,384)
Citibank, N.A.	2.477% at termination	CPI-U at termination	09/02/2024	3,000	(249)
Citibank, N.A.	2.357% at termination	CPI-U at termination	09/23/2024	20,000	(1,388)
Citibank, N.A.	2.325% at termination	CPI-U at termination	09/30/2024	20,000	(1,315)
Citibank, N.A.	2.623% at termination	CPI-U at termination	10/07/2024	10,000	(224)
Credit Suisse International	2.085% at termination	CPI-U at termination	06/01/2017	25,000	(1,299)
Credit Suisse International	2.178% at termination	CPI-U at termination	05/28/2018	34,000	(1,860)
Credit Suisse International	2.315% at termination	CPI-U at termination	07/15/2020	50,000	(3,223)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	191

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	1.748% at termination	CPI-U at termination	04/04/2016	$22,000	$(477)
Deutsche Bank AG, New York	2.380% at termination	CPI-U at termination	06/02/2016	45,000	(2,568)
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	02/25/2018	23,000	(1,592)
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	03/06/2018	49,000	(3,373)
Deutsche Bank AG, New York	2.140% at termination	CPI-U at termination	09/10/2019	41,000	(1,993)
Deutsche Bank AG, New York	1.565% at termination	CPI-U at termination	01/30/2020	35,000	(278)
Deutsche Bank AG, New York	1.748% at termination	CPI-U at termination	04/02/2020	32,000	(128)
Deutsche Bank AG, New York	2.505% at termination	CPI-U at termination	01/28/2024	12,000	(1,015)
Deutsche Bank AG, New York	2.477% at termination	CPI-U at termination	02/21/2024	10,000	(816)
Deutsche Bank AG, New York	2.423% at termination	CPI-U at termination	09/12/2024	20,000	(1,536)
Deutsche Bank AG, New York	2.415% at termination	CPI-U at termination	12/15/2024	42,000	(500)
Deutsche Bank AG, New York	1.978% at termination	CPI-U at termination	04/02/2025	37,000	(198)
Deutsche Bank AG, New York	2.498% at termination	CPI-U at termination	10/10/2044	11,000	(1,439)
Goldman Sachs International	2.211% at termination	CPI-U at termination	08/29/2019	27,000	(1,424)
Goldman Sachs International	2.185% at termination	CPI-U at termination	09/02/2019	26,000	(1,334)
Goldman Sachs International	2.194% at termination	CPI-U at termination	09/02/2019	29,000	(1,501)
Goldman Sachs International	2.100% at termination	CPI-U at termination	09/12/2019	41,000	(1,904)
Morgan Stanley Capital Services	1.638% at termination	CPI-U at termination	09/03/2015	3,000	(45)
Morgan Stanley Capital Services	2.610% at termination	CPI-U at termination	04/28/2016	104,000	(6,549)
Morgan Stanley Capital Services	1.970% at termination	CPI-U at termination	08/30/2016	25,000	(985)
Morgan Stanley Capital Services	2.195% at termination	CPI-U at termination	04/22/2018	28,000	(1,560)
Morgan Stanley Capital Services	2.145% at termination	CPI-U at termination	11/22/2018	24,000	(1,163)
Morgan Stanley Capital Services	2.500% at termination	CPI-U at termination	02/04/2024	15,000	(1,258)
Morgan Stanley Capital Services	2.673% at termination	CPI-U at termination	09/12/2044	2,000	(371)
Royal Bank of Scotland	2.328% at termination	CPI-U at termination	01/31/2021	43,000	(2,597)
Royal Bank of Scotland	2.475% at termination	CPI-U at termination	03/17/2024	2,000	(163)
Royal Bank of Scotland	2.733% at termination	CPI-U at termination	02/10/2044	5,000	(1,023)

					$(66,159)

SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 20.0%
1,703	Accredited Mortgage Loan Trust, Series 2003-3, Class A1, SUB, 5.210%, 01/25/34	1,655
	Ally Auto Receivables Trust,
1,946	Series 2014-SN1, Class A3, 0.750%, 02/21/17	1,939
1,831	Series 2015-SN1, Class A3, 1.210%, 12/20/17	1,834
	American Credit Acceptance Receivables Trust,
290	Series 2014-1, Class A, 1.140%, 03/12/18 (e)	290
386	Series 2014-2, Class A, 0.990%, 10/10/17 (e)	386
2,564	American Express Credit Account Master Trust, Series 2014-2, Class A, 1.260%, 01/15/20	2,569
507	AmeriCredit Automobile Receivables Trust, Series 2014-1, Class A2, 0.570%, 07/10/17	507
560	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-7, Class M1, VAR, 1.474%, 08/25/33	549
	Amortizing Residential Collateral Trust,
91	Series 2002-BC4, Class A, VAR, 0.779%, 07/25/32	84
798	Series 2002-BC6, Class M1, VAR, 1.324%, 08/25/32	701
2,873	Series 2002-BC9, Class M1, VAR, 1.849%, 12/25/32	2,512
	AMRESCO Residential Securities Corp. Mortgage Loan Trust,
50	Series 1997-2, Class M1A, VAR, 0.754%, 06/25/27	49
657	Series 1998-1, Class M1A, VAR, 0.844%, 01/25/28	625
756	Series 1998-3, Class M1A, VAR, 0.829%, 09/25/28	705
3,703	ARLP Securitization Trust, Series 2015-1, Class A1, SUB, 3.967%, 05/25/55 (e)	3,703
377	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE7, Class M2, VAR, 2.823%, 12/15/33	370
457	AXIS Equipment Finance Receivables II LLC, Series 2013-1A, Class A, 1.750%, 03/20/17 (e)	457
2,321	AXIS Equipment Finance Receivables III LLC, Series 2015-1A, Class A2, 1.900%, 03/20/20 (e)	2,315
1,164	B2R Mortgage Trust, Series 2015-1, Class A1, 2.524%, 05/15/48 (e)	1,152
7,000	BA Credit Card Trust, Series 2015-A2, Class A, 1.360%, 09/15/20	6,988

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,855	BCC Funding Corp. X, Series 2015-1, Class A2, 2.224%, 10/20/20 (e)	3,866
2,735	Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE1, Class M2, VAR, 1.444%, 01/25/35	2,565
1,235	Bear Stearns Asset-Backed Securities Trust, Series 2003-SD1, Class A, VAR, 1.099%, 12/25/33	1,156
3,125	BMW Vehicle Lease Trust, Series 2015-1, Class A3, 1.240%, 12/20/17	3,133
413	BNC Mortgage Loan Trust, Series 2007-2, Class A2, VAR, 0.299%, 05/25/37	396
	California Republic Auto Receivables Trust,
1,497	Series 2013-1, Class A2, 1.410%, 09/17/18 (e)	1,496
6,685	Series 2015-2, Class A3, 1.310%, 08/15/19	6,691
4,494	CAM Mortgage LLC, Series 2015-1, Class A, SUB, 3.500%, 07/15/64 (e)	4,492
	Capital Auto Receivables Asset Trust,
935	Series 2013-3, Class A2, 1.040%, 11/21/16	935
3,714	Series 2014-2, Class A2, 0.910%, 04/20/17	3,713
3,276	Series 2015-1, Class A2, 1.420%, 06/20/18	3,274
403	CarFinance Capital Auto Trust, Series 2014-1A, Class A, 1.460%, 12/17/18 (e)	402
3,467	Carlyle Global Market Strategies Commodities Funding Ltd., (Cayman Islands), Series 2014-1A, Class A, VAR, 2.189%, 10/15/21 (e)	3,467
3,512	CarMax Auto Owner Trust, Series 2015-2, Class A3, 1.370%, 03/16/20	3,507
355	Centex Home Equity Loan Trust, Series 2002-A, Class MV1, VAR, 1.049%, 01/25/32	268
4,652	Citi Held For Asset Issuance, Series 2015-PM1, Class A, 1.850%, 12/15/21 (e)	4,652
886	Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.820%, 03/15/21 (e)	889
	Countrywide Asset-Backed Certificates,
94	Series 2002-1, Class A, VAR, 0.759%, 08/25/32	79
137	Series 2002-BC1, Class A, VAR, 0.859%, 04/25/32	92
113	Series 2003-BC2, Class 2A1, VAR, 0.799%, 06/25/33	96
1,111	Series 2003-BC5, Class M1, VAR, 1.249%, 09/25/33	990
414	Series 2004-2, Class M4, VAR, 1.699%, 03/25/34	345
191	Series 2004-S1, Class M2, SUB, 5.584%, 02/25/35	190

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	193

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
423	Countrywide Home Equity Loan Trust, Series 2004-A, Class A, VAR, 0.418%, 04/15/30	406
	CPS Auto Receivables Trust,
995	Series 2013-C, Class A, 1.640%, 04/16/18 (e)	997
715	Series 2014-A, Class A, 1.210%, 08/15/18 (e)	714
2,973	Series 2014-D, Class A, 1.490%, 04/15/19 (e)	2,986
2,703	Series 2015-A, Class A, 1.530%, 07/15/19 (e)	2,713
	CWHEQ Revolving Home Equity Loan Trust,
472	Series 2005-E, Class 2A, VAR, 0.418%, 11/15/35	408
2,196	Series 2005-M, Class A1, VAR, 0.438%, 02/15/36	1,855
10,280	Discover Card Execution Note Trust, Series 2014-A1, Class A1, VAR, 0.628%, 07/15/21	10,265
2,546	Drive Auto Receivables Trust, Series 2015-BA, Class A3, 1.300%, 06/15/18 (e)	2,545
2,346	DT Auto Owner Trust, Series 2014-3A, Class A, 0.980%, 04/16/18 (e)	2,346
	Exeter Automobile Receivables Trust,
326	Series 2013-2A, Class A, 1.490%, 11/15/17 (e)	327
886	Series 2014-1A, Class A, 1.290%, 05/15/18 (e)	887
436	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	435
3,017	Series 2015-2A, Class A, 1.540%, 11/15/19 (e)	3,015
	First Franklin Mortgage Loan Trust,
98	Series 2002-FF1, Class M1, VAR, 1.249%, 04/25/32	82
1,003	Series 2002-FF4, Class M1, VAR, 1.774%, 02/25/33	542
383	Series 2003-FFH1, Class M2, VAR, 2.824%, 09/25/33	242
703	Series 2004-FF8, Class M4, VAR, 1.805%, 10/25/34	303
	First Investors Auto Owner Trust,
2,745	Series 2015-1A, Class A2, 1.210%, 04/15/19 (e)	2,742
3,219	Series 2015-2A, Class A1, 1.590%, 12/16/19 (e)	3,221
1,000	First NLC Trust, Series 2005-2, Class M1, VAR, 0.679%, 09/25/35	979

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,318	FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	2,303
1,104	Flagship Credit Auto Trust, Series 2013-2, Class A, 1.940%, 01/15/19 (e)	1,108
	Ford Credit Auto Owner Trust,
3,558	Series 2014-B, Class A3, 0.900%, 10/15/18	3,555
2,632	Series 2015-B, Class A3, 1.160%, 11/15/19	2,631
3,580	Fremont Home Loan Trust, Series 2005-C, Class M2, VAR, 0.689%, 07/25/35	3,153
2,178	GLC Trust, Series 2014-A, Class A, 3.000%, 07/15/21 (e)	2,168
6,244	GM Financial Automobile Leasing Trust, Series 2015-2, Class A3, 1.680%, 12/20/18	6,273
187	GreenPoint Mortgage Funding Trust, Series 2005-HE3, Class A, VAR, 0.378%, 09/15/30	162
	Harley-Davidson Motorcycle Trust,
1,066	Series 2013-1, Class A3, 0.650%, 07/16/18	1,065
3,582	Series 2015-2, Class A3, 1.300%, 03/16/20	3,581
2,770	HLSS Servicer Advance Receivables Trust, Series 2014-T2, Class AT2, 2.217%, 01/15/47 (e)	2,765
	Honda Auto Receivables Owner Trust,
661	Series 2014-1, Class A2, 0.410%, 09/21/16	661
2,277	Series 2015-1, Class A2, 0.700%, 06/15/17	2,276
2,457	Hyundai Auto Receivables Trust, Series 2015-A, Class A3, 1.050%, 04/15/19	2,455
5,000	Invitation Homes Trust, Series 2014-SFR1, Class A, VAR, 1.198%, 06/17/31 (e)	4,930
167	Irwin Home Equity Loan Trust, Series 2004-1, Class 1A1, VAR, 0.839%, 12/25/24	148
5,500	Leaf Receivables Funding 10 LLC, Series 2015-1, Class A3, 1.490%, 03/15/18 (e)	5,500
22	Lehman Home Equity Loan Trust, Series 1998-1, Class A1, 7.000%, 05/25/28	6
221	Long Beach Mortgage Loan Trust, Series 2004-1, Class M3, VAR, 1.249%, 02/25/34	211
5,000	Mercedes Benz Auto Lease Trust, Series 2015-A, Class A3, 1.100%, 08/15/17	5,001
	Morgan Stanley ABS Capital I, Inc. Trust,
1,457	Series 2003-NC6, Class M1, VAR, 1.399%, 06/25/33	1,420
7,500	Series 2005-WMC4, Class M5, VAR, 1.174%, 04/25/35	6,983
698	Nationstar HECM Loan Trust, Series 2015-1A, Class A, 3.844%, 05/25/18 (e)	698

SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
294	New Century Home Equity Loan Trust, Series 2003-5, Class AII, VAR, 0.599%,11/25/33	244
1,213	NYMT Residential LLC, Series 2013-RP3A, Class NOTE, SUB, 4.850%, 09/25/18 (e)	1,213
	Oak Hill Advisors Residential Loan Trust,
1,984	Series 2014-NPL2, Class A1, SUB, 3.475%, 04/25/54 (e)	1,979
1,984	Series 2015-NPL1, Class A1, SUB, 3.475%, 01/25/55 (e)	1,981
	OneMain Financial Issuance Trust,
2,877	Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	2,911
3,500	Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	3,499
734	Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2002-4, Class M1, VAR, 1.099%, 07/25/32	681
	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
1,334	Series 2004-WHQ2, Class M2, VAR, 1.144%, 02/25/35	1,330
1,875	Series 2005-WHQ3, Class M2, VAR, 0.874%, 06/25/35	1,865
431	PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.440%, 04/15/16 (e)	432
2,909	Porsche Innovative Lease Owner Trust, Series 2014-1, Class A3, 1.030%, 11/20/17 (e)	2,912
	Progress Residential Trust,
4,800	Series 2014-SFR1, Class A, VAR, 1.298%, 10/17/31 (e)	4,735
3,293	Series 2015-SFR2, Class A, 2.740%, 06/12/32 (e)	3,266
268	RAMP Trust, Series 2003-RS2, Class AII, VAR, 0.879%, 03/25/33	238
523	RASC Trust, Series 2003-KS4, Class MI2, SUB, 5.510%, 06/25/33	407
	Residential Funding Mortgage Securities II Home Loan Trust,
76	Series 2001-HI2, Class AI7, SUB, 7.440%, 04/25/26	75
155	Series 2001-HI4, Class A7, SUB, 7.240%, 10/25/26	153
45	Series 2003-HS1, Class AII, VAR, 0.489%, 12/25/32	42
229	SNAAC Auto Receivables Trust, Series 2014-1A, Class A, 1.030%, 09/17/18 (e)	229
	SoFi Professional Loan Program LLC,
823	Series 2014-B, Class A1, VAR, 1.449%, 08/25/32 (e)	825

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,950	Series 2015-A, Class A1, VAR, 1.399%, 03/25/33 (e)	1,947
3,562	Series 2015-B, Class A1, VAR, 1.249%, 04/25/35 (e)	3,556
2,500	Series 2015-C, Class A1, VAR, 1.240%, 08/27/35 (e)	2,482
3,463	SpringCastle America Funding LLC, Series 2014-AA, Class A, 2.700%, 05/25/23 (e)	3,476
3,733	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/22 (e)	3,723
637	Stanwich Mortgage Loan Co. LLC, Series 2013-NPL2, Class A, 3.228%, 04/16/59 (e)	631
140	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, VAR, 0.899%, 04/25/33	136
7,200	TCF Auto Receivables Owner Trust, Series 2015-1A, Class A3, 1.490%, 12/16/19 (e)	7,191
1,436	Tricon American Homes Trust, Series 2015-SFR1, Class A, VAR, 1.436%, 05/17/32 (e)	1,420
935	Truman Capital Mortgage Loan Trust, Series 2014-NPL1, Class A1, SUB, 3.228%, 07/25/53 (e)	933
854	VOLT NPL X LLC, Series 2014-NPL8, Class A1, SUB, 3.375%, 10/26/54 (e)	853
1,757	VOLT XIX LLC, Series 2014-NP11, Class A1, SUB, 3.875%, 04/25/55 (e)	1,760
1,062	VOLT XVI LLC, Series 2014-NPL5, Class A1, SUB, 3.228%, 09/25/58 (e)	1,061
2,436	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	2,430
3,042	VOLT XXIV LLC, Series 2015-NPL6, Class A1, SUB, 3.500%, 02/25/55 (e)	3,036
6,728	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	6,721
3,743	VOLT XXVI LLC, Series 2014-NPL6, Class A2, SUB, 4.250%, 09/25/43 (e)	3,691
2,990	VOLT XXVII LLC, Series 2014-NPL7, Class A1, SUB, 3.375%, 08/27/57 (e)	2,986
2,515	VOLT XXX LLC, Series 2015-NPL1, Class A1, SUB, 3.625%, 10/25/57 (e)	2,512
1,705	VOLT XXXI LLC, Series 2015-NPL2, Class A1, SUB, 3.375%, 02/25/55 (e)	1,699
4,642	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	4,623

	Total Asset-Backed Securities (Cost $262,352)	259,031

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	195

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — 50.4%
	Agency CMO — 43.9%
277	Federal Home Loan Mortgage Corp. -Government National Mortgage Association, Series 1, Class S, IF, IO, 8.762%, 10/25/22	39
	Federal Home Loan Mortgage Corp. REMIC,
5	Series 1071, Class F, VAR, 1.148%, 04/15/21	5
14	Series 1343, Class LA, 8.000%, 08/15/22	16
11	Series 1370, Class JA, VAR, 1.348%, 09/15/22	12
10	Series 1379, Class W, VAR, 1.910%, 10/15/22	10
3	Series 1508, Class KA, VAR, 1.259%, 05/15/23	3
181	Series 1689, Class M, PO, 03/15/24	171
90	Series 1771, Class PK, 8.000%, 02/15/25	102
148	Series 1974, Class ZA, 7.000%, 07/15/27	165
26	Series 1981, Class Z, 6.000%, 05/15/27	29
96	Series 2033, Class PR, PO, 03/15/24	90
16	Series 2261, Class ZY, 7.500%, 10/15/30	19
1	Series 2289, Class NA, VAR, 9.954%, 05/15/20	1
50	Series 2338, Class FN, VAR, 0.698%, 08/15/28	50
100	Series 2416, Class SA, IF, 15.212%, 02/15/32	139
85	Series 2416, Class SH, IF, 15.605%, 02/17/32	113
18	Series 2477, Class FZ, VAR, 0.748%, 06/15/31	18
43	Series 2661, Class FG, VAR, 0.648%, 03/15/17	43
508	Series 3085, Class VS, HB, IF, 27.930%, 12/15/35	869
706	Series 3300, Class FA, VAR, 0.498%, 08/15/35	707
1,977	Series 3737, Class DG, 5.000%, 10/15/30	2,154
3,559	Series 3832, Class PL, 5.000%, 08/15/39	3,814
2,412	Series 3841, Class JF, VAR, 0.598%, 10/15/38	2,422
8,833	Series 3860, Class FP, VAR, 0.598%, 06/15/40	8,862
2,666	Series 3952, Class MA, 3.000%, 11/15/21	2,766
11,288	Series 4074, Class FE, VAR, 0.598%, 07/15/42	11,344
11,652	Series 4111, Class FA, VAR, 0.548%, 08/15/39	11,648
6,046	Series 4120, Class KI, IO, 3.000%, 10/15/32	690

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

16,723		Series 4150, Class F, VAR, 0.568%, 01/15/43	16,643
20,503		Series 4150, Class GE, 2.000%, 01/15/33	20,365
11,869		Series 4161, Class YF, VAR, 0.568%, 02/15/43	11,826
6,487		Series 4206, Class DA, 2.000%, 05/15/33	6,469
13,256		Series 4281, Class FB, VAR, 0.748%, 12/15/43	13,230
22,094		Series 4350, Class AF, VAR, 0.537%, 12/15/37	22,228
17,336		Series 4350, Class FK, VAR, 0.537%, 06/15/38	17,444
8,894		Series 4413, Class WF, VAR, 0.537%, 10/15/41	8,899
18,113		Series 4448, Class TF, VAR, 0.507%, 05/15/40	18,118
49,180		Series 4457, Class KF, VAR, 0.537%, 10/15/40	49,242
21,723		Series 4480, Class FM, VAR, 0.539%, 06/15/40	21,745
28,820		Federal Home Loan Mortgage Corp. STRIPS, Series 328, Class S4, IO, VAR, 1.942%, 02/15/38	2,150
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
76		Series T-51, Class 1APO, PO, 09/25/42	69
993		Series T-54, Class 4A, VAR, 3.084%, 02/25/43	1,065
642		Federal National Mortgage Association - ACES, Series 2014-M5, Class FA, VAR, 0.519%, 01/25/17	643
		Federal National Mortgage Association Grantor Trust,
459		Series 2001-T8, Class A1, 7.500%, 07/25/41	544
1,347		Series 2002-T6, Class A4, VAR, 3.253%, 03/25/41	1,385
		Federal National Mortgage Association REMIC,
8		Series 1988-15, Class B, VAR, 0.749%, 06/25/18	8
2		Series 1989-77, Class J, 8.750%, 11/25/19	2
—	(h)	Series 1989-89, Class H, 9.000%, 11/25/19	—	(h)
28		Series 1990-64, Class Z, 10.000%, 06/25/20	32
77		Series 1990-145, Class A, VAR, 1.191%, 12/25/20	78
60		Series 1991-142, Class PL, 8.000%, 10/25/21	66
64		Series 1991-156, Class F, VAR, 1.499%, 11/25/21	66

SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
—	(h)	Series 1992-91, Class SQ, HB, IF, 9,310.600%, 05/25/22	19
115		Series 1992-112, Class GB, 7.000%, 07/25/22	128
3		Series 1992-154, Class SA, IF, IO, 5.400%, 08/25/22	—	(h)
46		Series 1992-200, Class FK, VAR, 1.959%, 11/25/22	47
52		Series 1993-27, Class S, IF, 9.452%, 02/25/23	60
107		Series 1993-110, Class H, 6.500%, 05/25/23	121
12		Series 1993-119, Class H, 6.500%, 07/25/23	13
104		Series 1993-146, Class E, PO, 05/25/23	99
46		Series 1993-165, Class FH, VAR, 1.349%, 09/25/23	47
234		Series 1993-179, Class FM, VAR, 1.909%, 10/25/23	241
39		Series 1997-74, Class E, 7.500%, 10/20/27	45
527		Series 2001-9, Class F, VAR, 0.448%, 02/17/31	529
103		Series 2001-33, Class ID, IO, 6.000%, 07/25/31	14
239		Series 2002-77, Class FY, VAR, 0.599%, 12/25/17	240
451		Series 2003-17, Class FN, VAR, 0.499%, 03/25/18	452
42		Series 2003-21, Class FK, VAR, 0.599%, 03/25/33	42
958		Series 2004-17, Class BF, VAR, 0.549%, 01/25/34	962
1,565		Series 2006-3, Class SB, IF, IO, 6.501%, 07/25/35	247
1,863		Series 2006-16, Class HZ, 5.500%, 03/25/36	2,026
3,520		Series 2006-124, Class FC, VAR, 0.549%, 01/25/37	3,536
20		Series 2007-2, Class FA, VAR, 0.399%, 02/25/37	20
2,253		Series 2010-42, Class PD, 4.500%, 07/25/39	2,311
4,274		Series 2012-38, Class PA, 2.000%, 09/25/41	4,139
7,320		Series 2012-93, Class ME, 2.500%, 01/25/42	7,444
4,434		Series 2012-114, Class VE, 3.500%, 10/25/25	4,665
16,957		Series 2012-119, Class FB, VAR, 0.549%, 11/25/42	16,914

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,582	Series 2013-6, Class FL, VAR, 0.599%, 02/25/43	1,590
6,198	Series 2013-15, Class DC, 2.000%, 03/25/33	6,166
6,249	Series 2013-23, Class KJ, 2.250%, 05/25/42	6,234
4,838	Series 2013-26, Class AV, 3.500%, 04/25/26	5,097
3,982	Series 2013-43, Class YH, 2.500%, 05/25/33	3,974
15,090	Series 2013-54, Class HF, VAR, 0.399%, 10/25/41	15,070
11,372	Series 2014-66, Class WF, VAR, 0.537%, 10/25/54	11,352
23,715	Series 2015-42, Class BF, VAR, 0.497%, 06/25/45	23,735
14	Series G92-44, Class ZQ, 8.000%, 07/25/22	14
636	Series G94-9, Class PJ, 6.500%, 08/17/24	727
	Federal National Mortgage Association REMIC Trust,
314	Series 2003-W1, Class 2A, VAR, 6.442%, 12/25/42	365
1,399	Series 2003-W4, Class 5A, VAR, 2.993%, 10/25/42	1,483
1,891	Series 2003-W15, Class 3A, VAR, 3.938%, 12/25/42	2,034
1,055	Series 2009-W1, Class A, 6.000%, 12/25/49	1,224
	Federal National Mortgage Association STRIPS,
421	Series 343, Class 23, IO, 4.000%, 10/25/18	18
605	Series 343, Class 27, IO, 4.500%, 01/25/19	30
638	Federal National Mortgage Association Trust, Series 2004-W2, Class 4A, VAR, 2.740%, 02/25/44	674
	Government National Mortgage Association,
474	Series 1999-27, Class ZA, 7.500%, 04/17/29	533
13	Series 2000-35, Class F, VAR, 0.748%, 12/16/25	13
298	Series 2002-31, Class FC, VAR, 0.449%, 09/26/21	298
5,343	Series 2010-166, Class GP, 3.000%, 04/20/39	5,514
6,837	Series 2012-61, Class FM, VAR, 0.598%, 05/16/42	6,891
3,701	Series 2012-H21, Class FA, VAR, 0.688%, 07/20/62	3,704
18,895	Series 2013-H16, Class FA, VAR, 0.728%, 07/20/63	18,956

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	197

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
20,789	Series 2014-H07, Class FC, VAR, 0.788%, 05/20/64	20,868
6,966	Series 2014-H11, Class JA, VAR, 0.688%, 06/20/64	6,954
17,688	Series 2014-H17, Class FM, VAR, 0.668%, 08/20/64	17,636
9,793	Series 2015-H03, Class FD, VAR, 0.828%, 01/20/65	9,808
19,178	Series 2015-H04, Class FL, VAR, 0.658%, 02/20/65	19,178
9,817	Series 2015-H12, Class FA, VAR, 0.668%, 05/20/65	9,833
22,099	Series 2015-H12, Class FJ, VAR, 0.618%, 05/20/65	21,994
24,524	Series 2015-H14, Class FB, VAR, 0.618%, 05/20/65	24,404
17,704	Series 2015-H19, Class FN, VAR, 0.633%, 07/20/65	17,632

		566,982

	Non-Agency CMO — 6.5%
	Alternative Loan Trust,
886	Series 2004-33, Class 3A3, VAR, 2.377%, 12/25/34	770
56	Series 2004-J4, Class 1A6, SUB, 5.400%, 06/25/34	57
643	Banc of America Alternative Loan Trust, Series 2004-8, Class 3A1, 5.500%, 09/25/19	630
	Banc of America Funding Trust,
479	Series 2005-E, Class 5A1, VAR, 2.627%, 05/20/35	472
761	Series 2006-1, Class 2A1, 5.500%, 01/25/36	763
	Banc of America Mortgage Trust,
5	Series 2003-5, Class 2A8, VAR, 0.649%, 07/25/18	5
1,000	Series 2004-D, Class 2A2, VAR, 2.728%, 05/25/34	1,000
831	Series 2005-A, Class 3A1, VAR, 2.621%, 02/25/35	813
552	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC6, Class M1, VAR, 1.204%, 11/25/34	207
	CHL Mortgage Pass-Through Trust,
427	Series 2003-21, Class A1, VAR, 2.739%, 05/25/33	429
343	Series 2004-HYB8, Class 1A1, VAR, 0.903%, 01/20/35	311
96	Series 2005-1, Class 1A2, VAR, 0.549%, 03/25/35	34

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
9	Collateralized Mortgage Obligation Trust, Series 50, Class B, PO, 10/01/18	9
	Credit Suisse First Boston Mortgage Securities Corp.,
1,279	Series 2003-AR24, Class 2A4, VAR, 2.577%, 10/25/33	1,261
1,084	Series 2004-5, Class 4A1, 6.000%, 09/25/34	1,111
199	Series 2005-5, Class 1A1, 5.000%, 07/25/20	199
607	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 5.807%, 02/25/20	624
6,807	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2013-DN1, Class M1, VAR, 3.599%, 07/25/23	7,013
	Federal National Mortgage Association, Connecticut Avenue Securities,
2,922	Series 2014-C01, Class M1, VAR, 1.799%, 01/25/24	2,931
8,694	Series 2014-C02, Class 1M1, VAR, 1.149%, 05/25/24	8,634
3,583	Series 2014-C03, Class 1M1, VAR, 1.399%, 07/25/24	3,575
518	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA10, Class 2A1, 5.250%, 12/25/20	527
991	First Horizon Mortgage Pass-Through Trust, Series 2004-AR6, Class 2A1, VAR, 2.630%, 12/25/34	993
83	First Republic Bank Mortgage Pass-Through Certificates Trust, Series 2000-FRB1, Class B1, VAR, 0.699%, 06/25/30	66
397	First Republic Mortgage Loan Trust, Series 2000-FRB2, Class A1, VAR, 0.698%, 11/15/30	356
1,175	GSAA Trust, Series 2004-CW1, Class 1A1, 5.500%, 04/01/34	1,229
601	GSR Mortgage Loan Trust, Series 2004-10F, Class 7A1, 5.500%, 09/25/34	625
	Impac CMB Trust,
321	Series 2004-3, Class 3A, VAR, 0.839%, 03/25/34	307
348	Series 2004-6, Class 1A2, VAR, 0.979%, 10/25/34	326
1,572	Series 2005-5, Class A1, VAR, 0.839%, 08/25/35	1,409

SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
1,238	Indymac INDA Mortgage Loan Trust, Series 2007-AR1, Class 1A1, VAR, 2.852%, 03/25/37	1,144
207	JP Morgan Mortgage Trust, Series 2003-A1, Class 1A1, VAR, 2.053%, 10/25/33	203
	MASTR Adjustable Rate Mortgages Trust,
525	Series 2003-5, Class 5A1, VAR, 2.250%, 10/25/33	530
533	Series 2004-13, Class 2A1, VAR, 2.684%, 04/21/34	537
1,683	Series 2004-13, Class 3A7B, VAR, 2.360%, 11/21/34	1,717
170	MASTR Seasoned Securitization Trust, Series 2003-1, Class 3A2, VAR, 0.599%, 02/25/33	155
	Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
517	Series 2001-TBC1, Class B1, VAR, 1.078%, 11/15/31	455
122	Series 2002-TBC1, Class B1, VAR, 1.198%, 09/15/30	98
61	Series 2002-TBC1, Class B2, VAR, 1.598%, 09/15/30	48
245	Series 2002-TBC2, Class B1, VAR, 1.048%, 08/15/32	200
	Merrill Lynch Mortgage Investors Trust,
512	Series 2004-1, Class 2A3, VAR, 2.166%, 12/25/34	473
780	Series 2004-D, Class A1, VAR, 0.859%, 09/25/29	778
33	ML Trust XLVII, Series 47, Class Z, 8.985%, 10/20/20	35
	Morgan Stanley Dean Witter Capital I, Inc. Trust,
376	Series 2003-HYB1, Class A4, VAR, 1.698%, 03/25/33	352
332	Series 2003-HYB1, Class B1, VAR, 1.698%, 03/25/33	234
	Morgan Stanley Mortgage Loan Trust,
3,320	Series 2004-3, Class 4A, VAR, 5.683%, 04/25/34	3,498
430	Series 2004-5AR, Class 3A3, VAR, 2.382%, 07/25/34	397
2,424	Series 2004-5AR, Class 3A5, VAR, 2.382%, 07/25/34	2,413
1,143	Series 2004-11AR, Class 1A2A, VAR, 0.509%, 01/25/35	1,077
1,475	NAAC Reperforming Loan REMIC Trust Certificates, Series 2004-R3, Class AF, VAR, 0.649%, 02/25/35 (e)	1,239

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Non-Agency CMO — continued
		Nomura Asset Acceptance Corp. Alternative Loan Trust,
190		Series 2003-A3, Class A1, SUB, 5.500%, 08/25/33	198
31		Series 2004-AR1, Class 5A1, VAR, 0.959%, 08/25/34	30
879		Prime Mortgage Trust, Series 2005-2, Class 2A1, VAR, 6.674%, 10/25/32	947
276		RALI Trust, Series 2003-QS16, Class A1, 5.000%, 08/25/18	278
		RFMSI Trust,
689		Series 2005-S1, Class 1A6, 5.500%, 02/25/35	701
4,077		Series 2005-SA2, Class 2A2, VAR, 3.076%, 06/25/35	3,911
981		Series 2006-SA4, Class 2A1, VAR, 3.499%, 11/25/36	848
—	(h)	Securitized Asset Sales, Inc., Series 1993-7, Class TA3, 6.250%, 12/25/23	—	(h)
		Sequoia Mortgage Trust,
83		Series 11, Class A, VAR, 1.103%, 12/20/32	80
182		Series 2003-3, Class A2, VAR, 1.143%, 07/20/33	172
2,177		Series 2004-11, Class A2, VAR, 0.734%, 12/20/34	2,080
2,564		Springleaf Mortgage Loan Trust, Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	2,565
159		Structured Asset Mortgage Investments II Trust, Series 2004-AR1, Class 1A1, VAR, 0.905%, 03/19/34	152
1,253		Structured Asset Mortgage Investments, Inc., Series 2002-AR2, Class A3, VAR, 0.955%, 07/19/32	892
		Structured Asset Securities Corp., Mortgage Pass-Through Certificates,
3,079		Series 2003-24A, Class 2A, VAR, 2.637%, 07/25/33	3,049
2,232		Series 2003-29, Class 3A1, VAR, 4.939%, 09/25/33	2,248
3,635		Series 2003-32, Class 5A1, VAR, 5.851%, 11/25/33	3,847
917		Series 2003-40A, Class 4A, VAR, 2.440%, 01/25/34	888
4,517		Thornburg Mortgage Securities Trust, Series 2004-4, Class 5A, VAR, 2.373%, 12/25/44	4,290

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	199

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
	WaMu Mortgage Pass-Through Certificates Trust,
1,793	Series 2004-AR3, Class A1, VAR, 2.464%, 06/25/34	1,814
931	Series 2004-AR11, Class A, VAR, 2.506%, 10/25/34	940
	Wells Fargo Mortgage-Backed Securities Trust,
448	Series 2003-K, Class 1A2, VAR, 2.520%, 11/25/33	455
617	Series 2005-AR16, Class 3A2, VAR, 2.657%, 03/25/35	622
183	Series 2006-17, Class A1, 5.500%, 11/25/21	186
209	Series 2007-3, Class 3A1, 5.500%, 04/25/22	215

		83,677

	Total Collateralized Mortgage Obligations (Cost $650,514)	650,659

Commercial Mortgage-Backed Securities — 4.2%
	A10 Securitization LLC,
2,802	Series 2015-1, Class A1, 2.100%, 04/15/34 (e)	2,787
2,371	Series 2015-1, Class A2, 3.130%, 04/15/34 (e)	2,369
2,900	BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class A, VAR, 1.237%, 09/15/26 (e)	2,900
	Bayview Commercial Asset Trust,
417	Series 2004-3, Class A2, VAR, 0.619%, 01/25/35 (e)	382
1,564	Series 2005-2A, Class A2, VAR, 0.549%, 08/25/35 (e)	1,384
312	Series 2005-2A, Class M1, VAR, 0.629%, 08/25/35 (e)	260
1,430	Series 2007-3, Class A2, VAR, 0.489%, 07/25/37 (e)	1,189
3,033	BBCMS Trust, Series 2015-VFM, Class A1, 2.466%, 03/10/36 (e)	3,001
6,000	BHMS Mortgage Trust, Series 2014-ATLS, Class BFL, VAR, 2.137%, 07/05/33 (e)	5,970
4,847	Citigroup Commercial Mortgage Trust, Series 2014-388G, Class A, VAR, 0.938%, 06/15/33 (e)	4,826
	COMM Mortgage Trust,
3,402	Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	3,451
2,667	Series 2014-BBG, Class A, VAR, 0.998%, 03/15/29 (e)	2,652

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,526	Series 2014-KYO, Class A, VAR, 1.092%, 06/11/27 (e)	3,516
1,319	Series 2014-PAT, Class A, VAR, 0.988%, 08/13/27 (e)	1,309
3,774	Series 2014-TWC, Class A, VAR, 1.037%, 02/13/32 (e)	3,759
3,151	GS Mortgage Securities Trust, Series 2013-GC16, Class A1, 1.264%, 11/10/46	3,141
3,218	Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4, 5.332%, 12/15/43	3,324
3,858	NorthStar, (Cayman Islands), Series 2013-1A, Class A, VAR, 2.041%, 08/25/29 (e)	3,862
266	ORES NPL LLC, Series 2013-LV2, Class A, 3.081%, 09/25/25 (e)	266
2,614	RAIT Trust, Series 2014-FL3, Class A, VAR, 1.448%, 12/15/31 (e)	2,608
1,155	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	1,188

	Total Commercial Mortgage-Backed Securities (Cost $54,952)	54,144

Corporate Bonds — 9.8%
	Consumer Discretionary — 0.5%
	Automobiles — 0.2%
3,000	Daimler Finance North America LLC, VAR, 0.980%, 08/01/16 (e)	3,006

	Media — 0.3%
4,000	Walt Disney Co. (The), VAR, 0.635%, 05/30/19	3,995

	Total Consumer Discretionary	7,001

	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
607	Walgreens Boots Alliance, Inc., 1.750%, 11/17/17	608

	Energy — 1.9%
	Oil, Gas & Consumable Fuels — 1.9%
3,000	BP Capital Markets plc, (United Kingdom), VAR, 0.911%, 09/26/18	2,993
1,810	Buckeye Partners LP, 4.875%, 02/01/21	1,833
2,882	CNOOC Finance 2015 Australia Pty Ltd., (Australia), 2.625%, 05/05/20	2,826
4,963	ConocoPhillips Co., 1.500%, 05/15/18	4,937
1,525	ONEOK Partners LP, 3.200%, 09/15/18	1,531
	Petrobras Global Finance B.V., (Netherlands),
1,500	VAR, 1.953%, 05/20/16	1,462
3,000	VAR, 2.643%, 03/17/17	2,843
1,628	Plains All American Pipeline LP/PAA Finance Corp., 2.600%, 12/15/19	1,579

SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
684	Spectra Energy Partners LP, 2.950%, 09/25/18	691
3,000	Statoil ASA, (Norway), VAR, 0.771%, 11/08/18	2,982
822	TransCanada PipeLines Ltd., (Canada), 1.875%, 01/12/18	825

	Total Energy	24,502

	Financials — 5.1%
	Banks — 1.4%
3,000	ABN AMRO Bank N.V., (Netherlands), VAR, 1.094%, 10/28/16 (e)	3,011
	Bank of America Corp.,
1,346	1.700%, 08/25/17	1,346
2,000	Series L, 2.600%, 01/15/19	2,014
3,169	Barclays plc, (United Kingdom), 2.875%, 06/08/20	3,158
3,000	BB&T Corp., VAR, 0.960%, 02/01/19	2,988
923	BNP Paribas S.A., (France), 2.700%, 08/20/18	939
2,750	Citigroup, Inc., VAR, 1.001%, 11/15/16	2,760
964	Discover Bank, 2.600%, 11/13/18	965
967	SunTrust Banks, Inc., 2.350%, 11/01/18	972

		18,153

	Capital Markets — 0.5%
3,000	Goldman Sachs Group, Inc. (The), VAR, 1.420%, 11/15/18	3,023
1,868	Macquarie Bank Ltd., (Australia), 2.000%, 08/15/16 (e)	1,882
1,482	Morgan Stanley, 2.500%, 01/24/19	1,496

		6,401

	Consumer Finance — 2.2%
	American Express Credit Corp.,
3,000	VAR, 0.804%, 07/29/16	3,002
3,000	VAR, 0.836%, 03/18/19	2,974
3,000	American Honda Finance Corp., VAR, 0.784%, 10/07/16	3,010
4,000	Ford Motor Credit Co. LLC, Series 1, VAR, 1.118%, 03/12/19	3,945
4,000	HSBC USA, Inc., VAR, 1.162%, 09/24/18	4,009
2,824	Nissan Motor Acceptance Corp., VAR, 0.884%, 03/03/17 (e)	2,828
	Toyota Motor Credit Corp.,
3,000	VAR, 0.436%, 09/18/15	3,000
5,000	VAR, 0.520%, 05/16/17	4,988

		27,756

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 0.5%
3,000	General Electric Capital Corp., 1.500%, 07/12/16	3,021
4,000	Shell International Finance B.V., (Netherlands), VAR, 0.762%, 05/11/20	3,985

		7,006

	Insurance — 0.4%
2,917	Berkshire Hathaway Finance Corp., 0.950%, 08/15/16	2,922
2,485	New York Life Global Funding, 1.125%, 03/01/17 (e)	2,484

		5,406

	Real Estate Investment Trusts (REITs) — 0.1%
849	Ventas Realty LP, 1.550%, 09/26/16	850

	Total Financials	65,572

	Health Care — 0.5%
	Health Care Equipment & Supplies — 0.1%
857	Medtronic, Inc., 1.500%, 03/15/18 (e)	855

	Health Care Providers & Services — 0.1%
1,585	McKesson Corp., VAR, 0.682%, 09/10/15	1,585

	Life Sciences Tools & Services — 0.0% (g)
662	Thermo Fisher Scientific, Inc., 1.300%, 02/01/17	658

	Pharmaceuticals — 0.3%
3,300	Actavis Funding SCS, (Luxembourg), VAR, 1.199%, 09/01/16	3,298

	Total Health Care	6,396

	Industrials — 0.2%
	Road & Rail — 0.2%
2,210	Ryder System, Inc., 2.500%, 05/11/20	2,176

	Information Technology — 0.6%
	Semiconductors & Semiconductor Equipment — 0.2%
2,753	Texas Instruments, Inc., 1.750%, 05/01/20	2,676

	Software — 0.2%
3,000	Oracle Corp., VAR, 0.869%, 01/15/19	3,000

	Technology Hardware, Storage & Peripherals — 0.2%
1,793	Apple, Inc., VAR, 0.550%, 05/03/18	1,792

	Total Information Technology	7,468

	Materials — 0.2%
	Metals & Mining — 0.2%
1,770	Freeport-McMoRan, Inc., 2.375%, 03/15/18	1,610

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	201

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Metals & Mining — continued
2,000	Teck Resources Ltd., (Canada), 2.500%, 02/01/18	1,710

	Total Materials	3,320

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.1%
1,314	AT&T, Inc., 2.450%, 06/30/20	1,302
385	Verizon Communications, Inc., 2.500%, 09/15/16	391

		1,693

	Wireless Telecommunication Services — 0.3%
3,000	America Movil S.A.B. de C.V., (Mexico), VAR, 1.288%, 09/12/16	3,004

	Total Telecommunication Services	4,697

	Utilities — 0.4%
	Electric Utilities — 0.1%
1,081	Duke Energy Corp., VAR, 0.664%, 04/03/17	1,078
828	Southern California Edison Co., Series 14-B, 1.125%, 05/01/17	825

		1,903

	Gas Utilities — 0.2%
2,100	Korea Gas Corp., (South Korea), 2.250%, 07/25/17 (e)	2,118

	Independent Power & Renewable Electricity Producers — 0.1%
870	Exelon Generation Co. LLC, 2.950%, 01/15/20	872

	Total Utilities	4,893

	Total Corporate Bonds (Cost $127,313)	126,633

Mortgage Pass-Through Securities — 4.0%
	Federal Home Loan Mortgage Corp.,
12	ARM, 1.470%, 12/01/21	12
32	ARM, 2.120%, 07/01/19	33
11	ARM, 2.250%, 06/01/26	11
55	ARM, 2.274%, 01/01/27	58
38	ARM, 2.320%, 12/01/26	40
316	ARM, 2.340%, 01/01/23 - 10/01/29	336
11	ARM, 2.375%, 06/01/22	11
37	ARM, 2.388%, 04/01/30	38
9	ARM, 2.393%, 05/01/18	9
139	ARM, 2.404%, 12/01/27	146
23	ARM, 2.405%, 11/01/27	23
50	ARM, 2.417%, 02/01/23	52
477	ARM, 2.430%, 04/01/32	496

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

57	ARM, 2.436%, 07/01/28	59
179	ARM, 2.446%, 08/01/27	187
31	ARM, 2.457%, 01/01/30	32
258	ARM, 2.465%, 07/01/30	271
205	ARM, 2.467%, 12/01/26	212
13	ARM, 2.506%, 12/01/29	14
10	ARM, 2.598%, 06/01/25	11
30	ARM, 2.661%, 04/01/24	31
146	ARM, 2.710%, 01/01/23	151
	Federal Home Loan Mortgage Corp. Gold Pools,
7,497	3.000%, 08/01/28	7,758
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
7	8.000%, 06/01/17	8
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
9	7.500%, 05/01/28	10
22	8.500%, 07/01/28	27
12	9.000%, 02/01/25	14
	Federal National Mortgage Association,
5	ARM, 1.750%, 03/01/17	5
17	ARM, 1.825%, 04/01/24	17
4	ARM, 1.875%, 06/01/18	5
16	ARM, 1.910%, 04/01/21	16
80	ARM, 1.913%, 11/01/18	82
22	ARM, 1.956%, 12/01/20	23
24	ARM, 2.107%, 07/01/20	25
14	ARM, 2.133%, 05/01/18	14
32	ARM, 2.150%, 05/01/30	33
502	ARM, 2.210%, 05/01/33	532
5	ARM, 2.245%, 11/01/21	5
9	ARM, 2.289%, 07/01/25	10
25	ARM, 2.290%, 09/01/19	25
32	ARM, 2.303%, 01/01/31	34
8	ARM, 2.305%, 05/01/29	8
44	ARM, 2.342%, 11/01/23	44
188	ARM, 2.369%, 09/01/33	201
31	ARM, 2.417%, 06/01/26	32
43	ARM, 2.450%, 05/01/31	43
88	ARM, 2.458%, 12/01/28	90
16	ARM, 2.480%, 03/01/38	16
408	ARM, 2.515%, 01/01/25	432
159	ARM, 2.527%, 02/01/34	167
36	ARM, 2.558%, 03/01/29	36
105	ARM, 2.576%, 08/01/26	110
50	ARM, 3.017%, 11/01/30	51

SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
27	ARM, 3.141%, 07/01/27	28
22	ARM, 6.000%, 01/01/20	22
	Federal National Mortgage Association, 15 Year, Single Family,
3,863	4.000%, 02/01/25	4,114
4	7.000%, 03/01/16	4
	Federal National Mortgage Association, 20 Year, Single Family,
11,176	3.000%, 02/01/33 - 07/01/33	11,538
3,174	5.000%, 10/01/23	3,498
	Federal National Mortgage Association, 30 Year, FHA/VA,
20	7.000%, 03/01/27	20
14	8.000%, 11/01/27	15
19	8.500%, 10/01/24	19
	Federal National Mortgage Association, 30 Year, Single Family,
10,122	4.000%, 02/01/45	10,920
3,239	5.000%, 12/01/39	3,655
1,798	5.500%, 08/01/40	2,014
965	6.000%, 04/01/39	1,093
21	7.250%, 09/01/22	21
132	7.500%, 06/01/23 - 10/01/30	147
2	8.500%, 08/01/17	2
	Federal National Mortgage Association, Other,
2	6.500%, 04/01/16	1
57	12.000%, 11/01/30	63
	Government National Mortgage Association II, 30 Year, Single Family,
22	7.250%, 08/20/22	22
37	7.400%, 02/20/22 - 03/20/22	37
10	7.500%, 10/20/23	11

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

16	7.850%, 12/20/21	16
48	8.000%, 07/20/25 - 08/20/26	59
	Government National Mortgage Association, 15 Year, Single Family,
2,375	4.500%, 10/15/24	2,562
	Government National Mortgage Association, 30 Year, Single Family,
29	7.000%, 06/15/24	32
17	8.000%, 10/15/27	19
11	9.000%, 11/15/24	12
72	9.500%, 07/15/25	82

	Total Mortgage Pass-Through Securities (Cost $50,940)	52,132

Municipal Bond — 0.1% (t)
	California — 0.1%
	University of California, Series Y-1, Rev., VAR,
870	0.688%, 07/01/17 (Cost $870)	870

SHARES
Short-Term Investment — 10.4%
	Investment Company — 10.4%
134,844	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $134,844)	134,844

	Total Investments — 98.9% (Cost $1,281,785)	1,278,313
	Other Assets in Excess of Liabilities — 1.1%	13,712

	NET ASSETS — 100.0%	$1,292,025

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	203

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 5.6%
	ABFC Trust,
1,174	Series 2005-AQ1, Class A4, SUB, 4.956%, 06/25/35	1,206
988	Series 2005-WF1, Class A2C, VAR, 0.819%, 12/25/34	983
342	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, VAR, 0.379%, 04/25/36	340
	American Homes 4 Rent Trust,
3,388	Series 2014-SFR2, Class A, 3.786%, 10/17/36 (e)	3,475
1,000	Series 2014-SFR2, Class E, 6.231%, 10/17/36 (e)	1,034
2,639	Series 2014-SFR3, Class A, 3.678%, 12/17/36 (e)	2,684
570	Series 2014-SFR3, Class C, 4.596%, 12/17/36 (e)	575
2,132	Series 2014-SFR3, Class E, 6.418%, 12/17/36 (e)	2,231
1,988	Series 2015-SFR1, Class A, 3.467%, 04/17/52 (e)	2,000
1,000	Series 2015-SFR1, Class E, 5.639%, 04/17/52 (e)	979
2,315	ARLP Securitization Trust, Series 2015-1, Class A1, SUB, 3.967%, 05/25/55 (e)	2,315
1,663	B2R Mortgage Trust, Series 2015-1, Class A1, 2.524%, 05/15/48 (e)	1,646
4,549	Banc of America Funding Corp., Series 2012-R6, Class 1A1, 3.000%, 10/26/39 (e)	4,510
162	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.569%, 04/25/36	155
1,295	BXG Receivables Note Trust, Series 2012-A, Class A, 2.660%, 12/02/27 (e)	1,289
2,247	CAM Mortgage LLC, Series 2015-1, Class A, SUB, 3.500%, 07/15/64 (e)	2,246
	Chase Funding Trust,
1,918	Series 2002-3, Class 1A5, SUB, 5.907%, 06/25/32	1,865
927	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	956
722	Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	734
	Citigroup Mortgage Loan Trust, Inc.,
124	Series 2003-HE3, Class A, VAR, 0.579%, 12/25/33	118
700	Series 2004-HE1, Class A, VAR, 0.529%, 09/25/33 (e)	677
1,618	Conix Mortgage Asset Trust, Series 2013-1, Class A, VAR, 12/25/47 (d)	663

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

190	Federal National Mortgage Association REMIC Trust, Series 2001-W4, Class AF6, SUB, 5.610%, 01/25/32	209
	FirstKey Lending Trust,
3,312	Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	3,291
1,442	Series 2015-SFR1, Class B, 3.417%, 03/09/47 (e)	1,438
491	Freedom Trust, Series 2011-2, Class A11, VAR, 5.000%, 08/01/46 (e)	497
1,967	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	1,966
500	HLSS Servicer Advance Receivables Backed Notes, Series 2013-T3, Class D3, 3.130%, 05/15/46 (e)	487
	HLSS Servicer Advance Receivables Trust,
1,685	Series 2012-T2, Class B2, 2.480%, 10/15/45 (e)	1,684
370	Series 2012-T2, Class D2, 4.940%, 10/15/45 (e)	370
505	Series 2013-T1, Class C2, 2.487%, 01/16/46 (e)	495
451	Series 2013-T1, Class D2, 3.228%, 01/16/46 (e)	451
187	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.399%, 03/25/36	168
	HSBC Home Equity Loan Trust USA,
216	Series 2007-1, Class AS, VAR, 0.403%, 03/20/36	215
646	Series 2007-3, Class APT, VAR, 1.403%, 11/20/36	645
	KGS-Alpha Capital Markets LP,
8,381	Series 2012-3, Class A, IO, VAR, 0.404%, 09/25/26	171
30,366	Series 2012-4, Class A, IO, VAR, 0.558%, 09/25/37	1,305
	Long Beach Mortgage Loan Trust,
1,960	Series 2004-1, Class M1, VAR, 0.949%, 02/25/34	1,865
279	Series 2006-WL2, Class 2A3, VAR, 0.399%, 01/25/36	269
	LV Tower 52 Issuer LLC,
2,662	Series 2013-1, Class A, 5.500%, 07/15/19 (e)	2,658
1,250	Series 2013-1, Class M, 7.500%, 07/15/19 (e)	1,242
121,136	Madison Avenue Manufactured Housing Contract, Series 2002-A, Class IO, IO, 0.300%, 03/25/32	1,230

SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
165	Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class M2, VAR, 2.449%, 03/25/32	165
2,483	Mid-State Capital Corp. Trust, Series 2006-1, Class M1, 6.083%, 10/15/40 (e)	2,598
	Mid-State Capital Trust,
1,238	Series 2010-1, Class A, 3.500%, 12/15/45 (e)	1,271
1,908	Series 2010-1, Class M, 5.250%, 12/15/45 (e)	1,993
783	Nationstar Agency Advance Funding Trust, Series 2013-T2A, Class AT2, 1.892%, 02/18/48 (e)	772
1,743	Nationstar HECM Loan Trust, Series 2015-1A, Class A, 3.844%, 05/25/18 (e)	1,745
588	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.171%, 11/25/33	604
720	Normandy Mortgage Loan Co. LLC, Series 2013-NPL3, Class A, SUB, 4.949%, 09/16/43 (e)	719
	NRPL Trust,
1,873	Series 2015-1A, Class A1, SUB, 3.875%, 11/01/54 (e)	1,872
1,000	Series 2015-1A, Class A2, SUB, 3.875%, 11/01/54 (e)	956
3,678	Series 2015-2A, Class A1, VAR, 3.750%, 10/25/57 (e)	3,660
2,952	NYMT Residential LLC, Series 2012-RP1A, Class NOTE, VAR, 4.250%, 12/25/17 (e)	2,952
	Oak Hill Advisors Residential Loan Trust,
1,687	Series 2014-NPL2, Class A1, SUB, 3.475%, 04/25/54 (e)	1,682
1,028	Series 2014-NPL2, Class A2, SUB, 4.000%, 04/25/54 (e)	1,015
1,488	Series 2015-NPL1, Class A1, SUB, 3.475%, 01/25/55 (e)	1,486
1,753	Series 2015-NPL1, Class A1, SUB, 4.000%, 01/25/55 (e)	1,706
1,499	Series 2015-NPL2, Class A1, SUB, 3.721%, 07/25/55 (e)	1,500
513	Series 2015-NPL2, Class A2, SUB, 4.000%, 07/25/55 (e)	497
	Ocwen Freddie Advance Funding LLC,
680	Series 2015-T1, Class AT1, 2.062%, 11/15/45 (e)	680
199	Series 2015-T1, Class BT1, 2.557%, 11/15/45 (e)	199
100	Series 2015-T1, Class CT1, 3.051%, 11/15/45 (e)	100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

124	Series 2015-T1, Class DT1, 3.790%, 11/15/45 (e)	124
	Ocwen Freddie Advance Funding LLC Advance Receivables Backed Notes,
2,352	Series 2015-T2, Class AT2, 2.014%, 09/15/45 (e)	2,352
464	Series 2015-T2, Class BT2, 2.509%, 09/15/45 (e)	464
128	Series 2015-T2, Class CT2, 3.003%, 09/15/45 (e)	128
270	Series 2015-T2, Class DT2, 3.743%, 09/15/45 (e)	270
697	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.137%, 10/25/34	695
	Pretium Mortgage Credit Partners I LLC,
1,437	Series 2015-NPL2, Class A1, SUB, 3.750%, 07/27/30 (e)	1,436
1,000	Series 2015-NPL2, Class A2, SUB, 4.250%, 07/27/30 (e)	983
	Progress Residential Trust,
1,703	Series 2015-SFR2, Class A, 2.740%, 06/12/32 (e)	1,689
1,761	Series 2015-SFR2, Class B, 3.138%, 06/12/32 (e)	1,745
2,566	Series 2015-SFR2, Class C, 3.436%, 06/12/32 (e)	2,524
1,070	Series 2015-SFR2, Class E, 4.427%, 06/12/32 (e)	1,023
	RAMP Trust,
28	Series 2004-RS8, Class AI6, SUB, 4.980%, 08/25/34	28
1,044	Series 2004-RS11, Class M1, VAR, 1.129%, 11/25/34	1,029
1,879	Series 2006-RZ1, Class A3, VAR, 0.499%, 03/25/36	1,835
489	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	253
1,392	RMAT LLC, Series 2015-NPL1, Class A1, SUB, 3.750%, 05/25/55 (e)	1,389
87	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	86
453	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	458
105	Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF2, SUB, 3.400%, 01/25/36	77

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	205

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
907	Selene Non-Performing Loans LLC, Series 2014-1A, Class A, SUB, 2.981%, 05/25/54 (e)	898
510	Stanwich Mortgage Loan Co. LLC, Series 2013-NPL2, Class A, 3.228%, 04/16/59 (e)	505
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
409	Series 2002-AL1, Class A2, 3.450%, 02/25/32	407
1,097	Series 2002-AL1, Class A3, 3.450%, 02/25/32	1,084
2,413	Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, SUB, 3.721%, 11/16/44 (e)	2,407
	Truman Capital Mortgage Loan Trust,
748	Series 2014-NPL1, Class A1, SUB, 3.228%, 07/25/53 (e)	746
281	Series 2014-NPL2, Class A1, SUB, 3.125%, 06/25/54 (e)	281
1,003	Series 2014-NPL2, Class A2, SUB, 4.000%, 06/25/54 (e)	983
394	Series 2014-NPL3, Class A1, SUB, 3.125%, 04/25/53 (e)	392
1,142	U.S. Residential Opportunity Fund II Trust, Series 2015-1II, Class A, 3.721%, 02/27/35 (e)	1,142
2,021	U.S. Residential Opportunity Fund III Trust, Series 2015-1III, Class A, 3.721%, 01/27/35 (e)	2,015
2,013	Vericrest Opportunity Loan Trust, Series 2015-NPL3, Class A1, SUB, 3.375%, 10/25/58 (e)	2,006
403	VML LLC, Series 2014-NPL1, Class A1, VAR, 3.875%, 04/27/54 (e)	403
576	VOLT NPL X LLC, Series 2014-NPL8, Class A1, SUB, 3.375%, 10/26/54 (e)	576
	VOLT XIX LLC,
1,757	Series 2014-NP11, Class A1, SUB, 3.875%, 04/25/55 (e)	1,760
400	Series 2014-NP11, Class A2, SUB, 5.000%, 04/25/55 (e)	401
	VOLT XVI LLC,
664	Series 2014-NPL5, Class A1, SUB, 3.228%, 09/25/58 (e)	663
499	Series 2014-NPL5, Class A2, SUB, 4.000%, 09/25/58 (e)	492
	VOLT XXII LLC,
1,218	Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	1,215

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

584		Series 2015-NPL4, Class A2, SUB, 4.250%, 02/25/55 (e)	574
2,282		VOLT XXIV LLC, Series 2015-NPL6, Class A1, SUB, 3.500%, 02/25/55 (e)	2,277
6,728		VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	6,721
936		VOLT XXVI LLC, Series 2014-NPL6, Class A2, SUB, 4.250%, 09/25/43 (e)	923
2,243		VOLT XXVII LLC, Series 2014-NPL7, Class A1, SUB, 3.375%, 08/27/57 (e)	2,240
2,097		VOLT XXX LLC, Series 2015-NPL1, Class A1, SUB, 3.625%, 10/25/57 (e)	2,093
1,705		VOLT XXXI LLC, Series 2015-NPL2, Class A1, SUB, 3.375%, 02/25/55 (e)	1,699
2,507		VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	2,497
2,076		VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	2,072
		Westgate Resorts LLC,
766		Series 2012-2A, Class A, 3.000%, 01/20/25 (e)	767
888		Series 2012-3A, Class A, 2.500%, 03/20/25 (e)	890
337		Series 2015-1A, Class A, 2.750%, 05/20/27 (e)	337

		Total Asset-Backed Securities (Cost $141,530)	141,563

Collateralized Mortgage Obligations — 44.4%
		Agency CMO — 32.9%
		Federal Home Loan Mortgage Corp. REMIC,
1		Series 11, Class D, 9.500%, 07/15/19	1
5		Series 22, Class C, 9.500%, 04/15/20	5
8		Series 23, Class F, 9.600%, 04/15/20	8
3		Series 30, Class D, 9.500%, 02/15/20	4
2		Series 47, Class F, 10.000%, 06/15/20	2
15		Series 77, Class H, 8.500%, 09/15/20	16
1		Series 81, Class A, 8.125%, 11/15/20	1
2		Series 84, Class F, 9.200%, 10/15/20	2
2		Series 99, Class Z, 9.500%, 01/15/21	2
—	(h)	Series 180, Class J, HB, 1,010.000%, 09/15/21	—	(h)
—	(h)	Series 186, Class I, HB, 1,009.500%, 08/15/21	—	(h)
—	(h)	Series 189, Class K, HB, 1,009.500%, 10/15/21	—	(h)
—	(h)	Series 204, Class E, HB, IF, 1,849.148%, 05/15/23	2

SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Agency CMO — continued
—	(h)	Series 1045, Class G, HB, 1,066.208%, 02/15/21	—	(h)
2		Series 1065, Class J, 9.000%, 04/15/21	2
3		Series 1079, Class S, HB, IF, 33.328%, 05/15/21	5
—	(h)	Series 1082, Class D, HB, 1,007.780%, 05/15/21	—	(h)
2		Series 1084, Class F, VAR, 1.148%, 05/15/21	2
1		Series 1084, Class S, HB, IF, 44.336%, 05/15/21	2
3		Series 1133, Class H, 7.000%, 09/15/21	3
9		Series 1144, Class KB, 8.500%, 09/15/21	10
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	—	(h)
—	(h)	Series 1196, Class B, HB, IF, 1,175.496%, 01/15/22	2
20		Series 1343, Class LA, 8.000%, 08/15/22	22
10		Series 1343, Class LB, 7.500%, 08/15/22	11
33		Series 1374, Class Z, 7.000%, 10/15/22	37
9		Series 1395, Class G, 6.000%, 10/15/22	10
81		Series 1401, Class J, 7.000%, 10/15/22	88
119		Series 1466, Class PZ, 7.500%, 02/15/23	132
3		Series 1470, Class F, VAR, 1.659%, 02/15/23	3
4		Series 1505, Class QB, HB, IF, 20.306%, 05/15/23	5
35		Series 1518, Class G, IF, 8.773%, 05/15/23	40
23		Series 1526, Class L, 6.500%, 06/15/23	26
36		Series 1541, Class O, VAR, 1.520%, 07/15/23	36
341		Series 1552, Class IA, IF, 16.965%, 08/15/23	468
10		Series 1570, Class F, VAR, 2.159%, 08/15/23	10
25		Series 1570, Class SA, HB, IF, 24.089%, 08/15/23	39
98		Series 1578, Class K, 6.900%, 09/15/23	109
11		Series 1578, Class V, IO, 7.000%, 09/15/23	2
200		Series 1591, Class PV, 6.250%, 10/15/23	223
15		Series 1602, Class SA, HB, IF, 22.108%, 10/15/23	24
258		Series 1628, Class LZ, 6.500%, 12/15/23	284
240		Series 1638, Class H, 6.500%, 12/15/23	275
208		Series 1644, Class K, 6.750%, 12/15/23	230
315		Series 1658, Class GZ, 7.000%, 01/15/24	354

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
6	Series 1671, Class QC, IF, 10.000%, 02/15/24	9
150	Series 1677, Class Z, 7.500%, 07/15/23	169
7	Series 1686, Class SH, IF, 18.793%, 02/15/24	10
122	Series 1695, Class EB, 7.000%, 03/15/24	137
17	Series 1699, Class FC, VAR, 0.798%, 03/15/24	17
24	Series 1745, Class D, 7.500%, 08/15/24	28
446	Series 1760, Class ZD, VAR, 1.820%, 02/15/24	452
52	Series 1798, Class F, 5.000%, 05/15/23	56
3	Series 1807, Class G, 9.000%, 10/15/20	3
413	Series 1813, Class I, PO, 11/15/23	391
1,598	Series 1813, Class J, IF, IO, 5.750%, 11/15/23	207
84	Series 1829, Class ZB, 6.500%, 03/15/26	93
159	Series 1863, Class Z, 6.500%, 07/15/26	181
6	Series 1865, Class D, PO, 02/15/24	5
58	Series 1899, Class ZE, 8.000%, 09/15/26	67
51	Series 1963, Class Z, 7.500%, 01/15/27	59
18	Series 1985, Class PR, IO, 8.000%, 07/15/27	3
25	Series 1987, Class PE, 7.500%, 09/15/27	27
189	Series 2033, Class J, 5.600%, 06/15/23	202
10	Series 2033, Class SN, HB, IF, 28.471%, 03/15/24	6
14	Series 2038, Class PN, IO, 7.000%, 03/15/28	2
129	Series 2040, Class PE, 7.500%, 03/15/28	148
14	Series 2042, Class T, 7.000%, 03/15/28	16
45	Series 2060, Class Z, 6.500%, 05/15/28	52
106	Series 2061, Class DC, IO, 6.500%, 06/15/28	14
10,172	Series 2065, Class PX, IO, 0.750%, 08/17/27	238
294	Series 2075, Class PH, 6.500%, 08/15/28	328
47	Series 2086, Class GB, 6.000%, 09/15/28	53
22	Series 2089, Class PJ, IO, 7.000%, 10/15/28	3
194	Series 2110, Class PG, 6.000%, 01/15/29	220
256	Series 2111, Class SB, IF, IO, 7.302%, 01/15/29	57
67	Series 2125, Class JZ, 6.000%, 02/15/29	74
162	Series 2130, Class QS, 6.000%, 03/15/29	183
30	Series 2132, Class SB, HB, IF, 29.733%, 03/15/29	53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	207

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
45	Series 2132, Class ZL, 6.500%, 03/15/29	51
7	Series 2141, Class IO, IO, 7.000%, 04/15/29	1
20	Series 2163, Class PC, IO, 7.500%, 06/15/29	3
40	Series 2178, Class PB, 7.000%, 08/15/29	46
66	Series 2201, Class C, 8.000%, 11/15/29	76
249	Series 2209, Class TC, 8.000%, 01/15/30	301
129	Series 2210, Class Z, 8.000%, 01/15/30	149
35	Series 2224, Class CB, 8.000%, 03/15/30	41
24	Series 2247, Class Z, 7.500%, 08/15/30	28
203	Series 2254, Class Z, 9.000%, 09/15/30	243
124	Series 2256, Class MC, 7.250%, 09/15/30	143
164	Series 2259, Class ZM, 7.000%, 10/15/30	189
223	Series 2271, Class PC, 7.250%, 12/15/30	256
96	Series 2283, Class K, 6.500%, 12/15/23	107
53	Series 2296, Class PD, 7.000%, 03/15/31	62
826	Series 2303, Class ZD, 7.000%, 04/15/31	979
405	Series 2303, Class ZN, 8.500%, 04/15/29	477
24	Series 2306, Class K, PO, 05/15/24	22
60	Series 2306, Class SE, IF, IO, 8.280%, 05/15/24	8
372	Series 2344, Class ZD, 6.500%, 08/15/31	436
39	Series 2344, Class ZJ, 6.500%, 08/15/31	44
26	Series 2345, Class NE, 6.500%, 08/15/31	30
50	Series 2347, Class VP, 6.500%, 03/15/20	53
16	Series 2353, Class TD, 6.000%, 09/15/16	17
14	Series 2355, Class BP, 6.000%, 09/15/16	14
11	Series 2358, Class PD, 6.000%, 09/15/16	11
26	Series 2359, Class PM, 6.000%, 09/15/16	26
139	Series 2359, Class ZB, 8.500%, 06/15/31	165
26	Series 2360, Class PG, 6.000%, 09/15/16	27
15	Series 2366, Class MD, 6.000%, 10/15/16	16
613	Series 2367, Class ZK, 6.000%, 10/15/31	704
14	Series 2368, Class AS, HB, IF, 20.416%, 10/15/31	21
6	Series 2368, Class TG, 6.000%, 10/15/16	6
31	Series 2372, Class F, VAR, 0.698%, 10/15/31	32
32	Series 2383, Class FD, VAR, 0.698%, 11/15/31	32
49	Series 2388, Class UZ, 8.500%, 06/15/31	57
55	Series 2391, Class QR, 5.500%, 12/15/16	56
8	Series 2394, Class MC, 6.000%, 12/15/16	9
479	Series 2399, Class TH, 6.500%, 01/15/32	537
103	Series 2410, Class OE, 6.375%, 02/15/32	110

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
102	Series 2410, Class QS, IF, 18.986%, 02/15/32	153
75	Series 2410, Class QX, IF, IO, 8.452%, 02/15/32	24
113	Series 2423, Class MC, 7.000%, 03/15/32	130
137	Series 2423, Class MT, 7.000%, 03/15/32	158
29	Series 2425, Class OB, 6.000%, 03/15/17	30
1,561	Series 2431, Class F, VAR, 0.698%, 03/15/32	1,581
224	Series 2433, Class SA, HB, IF, 20.416%, 02/15/32	346
158	Series 2434, Class TC, 7.000%, 04/15/32	184
251	Series 2436, Class MC, 7.000%, 04/15/32	282
88	Series 2444, Class ES, IF, IO, 7.752%, 03/15/32	24
98	Series 2450, Class GZ, 7.000%, 05/15/32	112
100	Series 2450, Class SW, IF, IO, 7.802%, 03/15/32	28
25	Series 2458, Class QE, 5.500%, 06/15/17	25
205	Series 2462, Class NB, 6.500%, 06/15/22	229
355	Series 2464, Class FE, VAR, 1.198%, 03/15/32	366
28	Series 2470, Class SL, IF, 9.000%, 01/15/27	30
9	Series 2474, Class SJ, IF, IO, 7.452%, 07/15/17	—	(h)
1,067	Series 2494, Class SX, IF, IO, 6.802%, 02/15/32	221
326	Series 2513, Class ZC, 5.500%, 10/15/32	364
193	Series 2517, Class Z, 5.500%, 10/15/32	209
99	Series 2535, Class BK, 5.500%, 12/15/22	108
86	Series 2549, Class ZG, 5.000%, 01/15/18	88
2,114	Series 2552, Class FP, VAR, 1.198%, 01/15/33	2,168
1,230	Series 2557, Class HL, 5.300%, 01/15/33	1,366
61	Series 2571, Class SK, HB, IF, 33.648%, 09/15/23	107
350	Series 2586, Class WI, IO, 6.500%, 03/15/33	73
59	Series 2611, Class SQ, IF, 12.605%, 05/15/33	67
143	Series 2611, Class UH, 4.500%, 05/15/18	149
182	Series 2626, Class NS, IF, IO, 6.352%, 06/15/23	11
60	Series 2631, Class SA, IF, 14.488%, 06/15/33	78

SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
193	Series 2637, Class SA, IF, IO, 5.902%, 06/15/18	11
432	Series 2641, Class WI, IO, 5.000%, 01/15/33	23
185	Series 2650, Class PO, PO, 12/15/32	183
460	Series 2650, Class SO, PO, 12/15/32	450
110	Series 2671, Class S, IF, 14.396%, 09/15/33	143
790	Series 2684, Class PO, PO, 01/15/33	788
167	Series 2692, Class SC, IF, 12.891%, 07/15/33	193
67	Series 2694, Class BA, 4.000%, 06/15/31	70
453	Series 2720, Class PC, 5.000%, 12/15/23	489
2,576	Series 2722, Class PF, VAR, 0.798%, 12/15/33	2,613
329	Series 2725, Class SC, IF, 8.792%, 11/15/33	361
281	Series 2744, Class TU, 5.500%, 05/15/32	290
132	Series 2756, Class NA, 5.000%, 02/15/24	141
29	Series 2780, Class JG, 4.500%, 04/15/19	29
247	Series 2802, Class ZY, 6.000%, 05/15/34	266
132	Series 2835, Class QO, PO, 12/15/32	120
63	Series 2877, Class KO, PO, 03/15/19	62
761	Series 2934, Class EC, PO, 02/15/20	746
792	Series 2934, Class HI, IO, 5.000%, 02/15/20	59
476	Series 2934, Class KI, IO, 5.000%, 02/15/20	34
151	Series 2945, Class SA, IF, 11.938%, 03/15/20	167
11,145	Series 2949, Class YZ, 5.500%, 03/15/35	11,992
90	Series 2967, Class S, HB, IF, 32.738%, 04/15/25	148
212	Series 2967, Class JI, IO, 5.000%, 04/15/20	16
27	Series 2989, Class PO, PO, 06/15/23	26
200	Series 2990, Class SL, HB, IF, 23.769%, 06/15/34	279
33	Series 2990, Class WP, IF, 16.518%, 06/15/35	39
656	Series 2994, Class FC, VAR, 0.598%, 02/15/33	659
17	Series 2996, Class FD, VAR, 0.448%, 06/15/35	17
166	Series 3022, Class SX, IF, 16.381%, 08/15/25	213
1,702	Series 3035, Class Z, 5.850%, 09/15/35	1,822
401	Series 3068, Class QB, 4.500%, 06/15/20	413

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
460	Series 3077, Class TO, PO, 04/15/35	434
313	Series 3117, Class EO, PO, 02/15/36	284
431	Series 3117, Class OG, PO, 02/15/36	401
315	Series 3117, Class OK, PO, 02/15/36	285
92	Series 3122, Class OH, PO, 03/15/36	86
13	Series 3122, Class ZB, 6.000%, 03/15/36	18
52	Series 3134, Class PO, PO, 03/15/36	45
1,905	Series 3137, Class XP, 6.000%, 04/15/36	2,173
222	Series 3138, Class PO, PO, 04/15/36	204
652	Series 3143, Class BC, 5.500%, 02/15/36	729
62	Series 3149, Class SO, PO, 05/15/36	54
470	Series 3151, Class PO, PO, 05/15/36	426
540	Series 3152, Class MO, PO, 03/15/36	497
299	Series 3153, Class EO, PO, 05/15/36	271
365	Series 3171, Class MO, PO, 06/15/36	337
227	Series 3179, Class OA, PO, 07/15/36	206
189	Series 3194, Class SA, IF, IO, 6.902%, 07/15/36	39
394	Series 3200, Class PO, PO, 08/15/36	358
602	Series 3210, Class PO, PO, 05/15/36	574
334	Series 3219, Class DI, IO, 6.000%, 04/15/36	71
340	Series 3232, Class ST, IF, IO, 6.502%, 10/15/36	53
637	Series 3237, Class AO, PO, 11/15/36	591
267	Series 3253, Class PO, PO, 12/15/21	264
273	Series 3260, Class CS, IF, IO, 5.942%, 01/15/37	47
151	Series 3262, Class SG, IF, IO, 6.202%, 01/15/37	23
140	Series 3274, Class JO, PO, 02/15/37	127
201	Series 3274, Class MO, PO, 02/15/37	185
114	Series 3275, Class FL, VAR, 0.638%, 02/15/37	114
3,414	Series 3282, Class YD, 5.500%, 02/15/22	3,708
73	Series 3288, Class GS, IF, 2.040%, 03/15/37	73
685	Series 3290, Class SB, IF, IO, 6.252%, 03/15/37	106
182	Series 3305, Class MB, IF, 2.678%, 07/15/34	187
159	Series 3316, Class JO, PO, 05/15/37	145
128	Series 3371, Class FA, VAR, 0.798%, 09/15/37	129
356	Series 3373, Class TO, PO, 04/15/37	330

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	209

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
555	Series 3385, Class SN, IF, IO, 5.802%, 11/15/37	72
590	Series 3387, Class SA, IF, IO, 6.222%, 11/15/37	93
338	Series 3393, Class JO, PO, 09/15/32	297
773	Series 3404, Class SC, IF, IO, 5.802%, 01/15/38	126
2,780	Series 3422, Class AI, IO, SUB, 0.250%, 01/15/38	35
265	Series 3422, Class LI, IO, 5.000%, 02/15/23	15
281	Series 3451, Class SA, IF, IO, 5.852%, 05/15/38	42
507	Series 3461, Class LZ, 6.000%, 06/15/38	578
1,059	Series 3481, Class SJ, IF, IO, 5.652%, 08/15/38	135
392	Series 3511, Class IO, IO, 5.000%, 12/15/21	25
280	Series 3511, Class SA, IF, IO, 5.802%, 02/15/39	47
869	Series 3531, Class SA, IF, IO, 6.102%, 05/15/39	127
1,403	Series 3537, Class MI, IO, 5.000%, 06/15/38	221
162	Series 3546, Class A, VAR, 1.952%, 02/15/39	164
326	Series 3549, Class FA, VAR, 1.398%, 07/15/39	333
1,289	Series 3572, Class JS, IF, IO, 6.602%, 09/15/39	211
464	Series 3604, Class PO, PO, 05/15/36	425
494	Series 3607, Class AO, PO, 04/15/36	446
494	Series 3607, Class BO, PO, 04/15/36	446
21	Series 3607, Class EO, PO, 02/15/33	21
1,001	Series 3607, Class PO, PO, 05/15/37	902
573	Series 3611, Class PO, PO, 07/15/34	519
1,700	Series 3614, Class QB, 4.000%, 12/15/24	1,869
538	Series 3621, Class BO, PO, 01/15/40	496
706	Series 3621, Class PO, PO, 01/15/40	631
713	Series 3623, Class LO, PO, 01/15/40	660
1,343	Series 3632, Class BS, IF, 16.841%, 02/15/40	1,832
5,900	Series 3659, Class VG, 5.000%, 09/15/34	6,607
554	Series 3688, Class CU, VAR, 6.674%, 11/15/21	586
2,898	Series 3688, Class NI, IO, 5.000%, 04/15/32	212
2,945	Series 3704, Class DT, 7.500%, 11/15/36	3,501

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
2,209		Series 3704, Class ET, 7.500%, 12/15/36	2,689
4,004		Series 3714, Class IP, IO, 5.000%, 08/15/40	482
2,146		Series 3739, Class LI, IO, 4.000%, 03/15/34	71
2,382		Series 3740, Class SC, IF, IO, 5.802%, 10/15/40	403
2,373		Series 3747, Class CY, 4.500%, 10/15/40	2,677
1,500		Series 3747, Class PY, 4.000%, 10/15/40	1,585
2,697		Series 3759, Class HI, IO, 4.000%, 08/15/37	166
1,554		Series 3760, Class GI, IO, 4.000%, 10/15/37	97
1,500		Series 3770, Class PY, 5.000%, 12/15/40	1,754
360		Series 3789, Class EZ, 4.000%, 11/15/40	352
2,464		Series 3795, Class EI, IO, 5.000%, 10/15/39	294
369		Series 3852, Class QN, IF, 5.500%, 05/15/41	391
624		Series 3852, Class TP, IF, 5.500%, 05/15/41	667
2,472		Series 3860, Class PZ, 5.000%, 05/15/41	2,941
647		Series 3895, Class WA, VAR, 5.704%, 10/15/38	722
2,957		Series 3966, Class BF, VAR, 0.698%, 10/15/40	2,974
4,446		Series 3966, Class NA, 4.000%, 12/15/41	4,805
2,800		Series 3998, Class GF, VAR, 0.648%, 05/15/36	2,811
1,000		Series 4015, Class MY, 3.500%, 03/15/42	1,043
4,534		Series 4048, Class FJ, VAR, 0.587%, 07/15/37	4,529
1,000		Series 4177, Class MQ, 2.500%, 03/15/43	929
		Federal Home Loan Mortgage Corp. STRIPS,
1		Series 1, Class B, IO, 8.000%, 10/15/18	—	(h)
—	(h)	Series 16, Class B, IO, 10.000%, 06/01/20	—	(h)
5		Series 134, Class B, IO, 9.000%, 04/01/22	1
1,256		Series 191, Class IO, IO, 8.000%, 01/01/28	311
562		Series 197, Class PO, PO, 04/01/28	525
717		Series 233, Class 11, IO, 5.000%, 09/15/35	144
413		Series 233, Class 12, IO, 5.000%, 09/15/35	82
973		Series 233, Class 13, IO, 5.000%, 09/15/35	193
1,459		Series 239, Class S30, IF, IO, 7.502%, 08/15/36	294
305		Series 243, Class 16, IO, 4.500%, 11/15/20	18
510		Series 243, Class 17, IO, 4.500%, 12/15/20	32
28,423		Series 262, Class 35, 3.500%, 07/15/42	29,346
1,674		Series 299, Class 300, 3.000%, 01/15/43	1,685

SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
3,231	Series 310, Class PO, PO, 09/15/43	2,517
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
299	Series T-41, Class 3A, VAR, 6.625%, 07/25/32	344
1,141	Series T-42, Class A5, 7.500%, 02/25/42	1,357
68	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	82
77	Series T-51, Class 2A, VAR, 7.500%, 08/25/42	92
1,808	Series T-54, Class 2A, 6.500%, 02/25/43	2,134
897	Series T-54, Class 3A, 7.000%, 02/25/43	1,054
1,635	Series T-56, Class A5, 5.231%, 05/25/43	1,803
156	Series T-58, Class APO, PO, 09/25/43	129
145	Series T-59, Class 1AP, PO, 10/25/43	115
2,161	Series T-62, Class 1A1, VAR, 1.368%, 10/25/44	2,211
4,368	Series T-76, Class 2A, VAR, 3.061%, 10/25/37	4,420
	Federal National Mortgage Association - ACES,
3,787	Series 2010-M1, Class A2, 4.450%, 09/25/19	4,152
4,925	Series 2010-M3, Class A3, VAR, 4.332%, 03/25/20	5,398
1,700	Series 2011-M1, Class A3, 3.763%, 06/25/21	1,835
9,480	Series 2011-M2, Class A3, 3.764%, 04/25/21	10,223
5,000	Series 2011-M4, Class A2, 3.726%, 06/25/21	5,393
2,504	Series 2013-M7, Class A2, 2.280%, 12/27/22	2,474
4,000	Series 2013-M9, Class A2, VAR, 2.389%, 01/25/23	3,964
2,500	Series 2014-M3, Class A2, VAR, 3.501%, 01/25/24	2,642
1,640	Series 2014-M9, Class A2, VAR, 3.103%, 07/25/24	1,685
2,000	Series 2014-M12, Class ASV2, VAR, 2.614%, 10/25/21	2,041
2,490	Series 2015-M2, Class A3, VAR, 3.160%, 12/25/24	2,550
3,000	Series 2015-M3, Class A2, 2.723%, 10/25/24	2,966
1,230	Series 2015-M7, Class A2, 2.590%, 12/25/24	1,212
7,777	Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	7,809

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
		Federal National Mortgage Association Grantor Trust,
718		Series 2001-T7, Class A1, 7.500%, 02/25/41	844
28		Series 2001-T10, Class PO, PO, 12/25/41	26
541		Series 2001-T12, Class A2, 7.500%, 08/25/41	633
290		Series 2002-T4, Class A2, 7.000%, 12/25/41	334
721		Series 2002-T4, Class A3, 7.500%, 12/25/41	814
229		Series 2002-T16, Class A2, 7.000%, 07/25/42	273
442		Series 2002-T19, Class A2, 7.000%, 07/25/42	507
594		Series 2004-T1, Class 1A1, 6.000%, 01/25/44	674
441		Series 2004-T3, Class PT1, VAR, 8.900%, 01/25/44	508
		Federal National Mortgage Association REMIC,
18		Series 1988-7, Class Z, 9.250%, 04/25/18	19
1		Series 1988-11, Class D, PO, 05/25/18	1
78		Series 1988-21, Class G, 9.500%, 08/25/18	83
1		Series 1988-29, Class B, 9.500%, 12/25/18	1
1		Series 1989-21, Class G, 10.450%, 04/25/19	1
5		Series 1989-27, Class Y, 6.900%, 06/25/19	5
5		Series 1989-70, Class G, 8.000%, 10/25/19	6
3		Series 1989-78, Class H, 9.400%, 11/25/19	3
2		Series 1989-89, Class H, 9.000%, 11/25/19	2
2		Series 1990-60, Class K, 5.500%, 06/25/20	2
2		Series 1990-93, Class G, 5.500%, 08/25/20	2
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	1
16		Series 1990-102, Class J, 6.500%, 08/25/20	18
2		Series 1990-134, Class SC, HB, IF, 21.301%, 11/25/20	3
—	(h)	Series 1990-140, Class K, HB, 652.145%, 12/25/20	1
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	—	(h)
68		Series 1991-44, Class G, 8.500%, 05/25/21	74
—	(h)	Series 1991-60, Class PM, HB, 1,009.000%, 06/25/21	—	(h)
4		Series 1992-101, Class J, 7.500%, 06/25/22	4

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	211

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
94	Series 1993-25, Class J, 7.500%, 03/25/23	105
49	Series 1993-27, Class S, IF, 9.452%, 02/25/23	56
17	Series 1993-31, Class K, 7.500%, 03/25/23	20
209	Series 1993-54, Class Z, 7.000%, 04/25/23	233
11	Series 1993-62, Class SA, IF, 18.996%, 04/25/23	16
11	Series 1993-97, Class FA, VAR, 1.449%, 05/25/23	11
1	Series 1993-108, Class D, PO, 02/25/23	1
26	Series 1993-162, Class F, VAR, 1.149%, 08/25/23	26
4	Series 1993-165, Class SD, IF, 13.459%, 09/25/23	5
42	Series 1993-179, Class SB, HB, IF, 26.867%, 10/25/23	70
8	Series 1993-228, Class G, PO, 09/25/23	8
7	Series 1993-230, Class FA, VAR, 0.799%, 12/25/23	7
583	Series 1994-26, Class J, PO, 01/25/24	551
63	Series 1994-37, Class L, 6.500%, 03/25/24	72
20	Series 1995-2, Class Z, 8.500%, 01/25/25	23
139	Series 1996-14, Class SE, IF, IO, 8.430%, 08/25/23	32
6	Series 1996-59, Class J, 6.500%, 08/25/22	6
41	Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	1
14	Series 1997-24, Class Z, 8.000%, 04/18/27	16
11	Series 1997-27, Class J, 7.500%, 04/18/27	12
295	Series 1997-46, Class Z, 7.500%, 06/17/27	337
11	Series 1997-81, Class PI, IO, 7.000%, 12/18/27	1
708	Series 1998-30, Class ZA, 6.500%, 05/20/28	794
1	Series 1998-36, Class J, 6.000%, 07/18/28	1
117	Series 1998-36, Class ZB, 6.000%, 07/18/28	132
83	Series 1998-43, Class SA, IF, IO, 17.493%, 04/25/23	18
59	Series 1999-57, Class Z, 7.500%, 12/25/19	64
77	Series 1999-62, Class PB, 7.500%, 12/18/29	91
259	Series 2000-18, Class EC, PO, 10/25/23	245
12	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	2
605	Series 2001-4, Class ZA, 6.500%, 03/25/31	703
53	Series 2001-7, Class PF, 7.000%, 03/25/31	61

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
75	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	10
111	Series 2001-36, Class DE, 7.000%, 08/25/31	129
291	Series 2001-38, Class FB, VAR, 0.699%, 08/25/31	294
56	Series 2001-44, Class PD, 7.000%, 09/25/31	63
106	Series 2001-44, Class PU, 7.000%, 09/25/31	122
149	Series 2001-49, Class LZ, 8.500%, 07/25/31	174
2	Series 2001-52, Class XN, 6.500%, 11/25/15	2
490	Series 2001-53, Class FX, VAR, 0.549%, 10/25/31	495
305	Series 2001-61, Class Z, 7.000%, 11/25/31	345
36	Series 2001-72, Class SX, IF, 17.001%, 12/25/31	49
15	Series 2001-74, Class MB, 6.000%, 12/25/16	15
39	Series 2002-1, Class SA, HB, IF, 24.539%, 02/25/32	65
61	Series 2002-1, Class UD, HB, IF, 23.802%, 12/25/23	92
222	Series 2002-7, Class FD, VAR, 0.899%, 04/25/29	227
14	Series 2002-9, Class ST, IF, 18.841%, 03/25/17	16
421	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	25
24	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	30
24	Series 2002-19, Class PE, 6.000%, 04/25/17	24
567	Series 2002-30, Class Z, 6.000%, 05/25/32	644
33	Series 2002-37, Class Z, 6.500%, 06/25/32	38
1,198	Series 2002-50, Class ZA, 6.000%, 05/25/31	1,310
739	Series 2002-60, Class FA, VAR, 0.949%, 02/25/31	755
739	Series 2002-60, Class FB, VAR, 0.949%, 02/25/31	755
133	Series 2002-62, Class ZE, 5.500%, 11/25/17	138
53	Series 2002-63, Class KC, 5.000%, 10/25/17	55

SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
58	Series 2002-63, Class LB, 5.500%, 10/25/17	59
89	Series 2002-77, Class S, IF, 14.118%, 12/25/32	117
1,455	Series 2003-2, Class F, VAR, 0.949%, 02/25/33	1,486
395	Series 2003-7, Class A1, 6.500%, 12/25/42	458
944	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	155
1,027	Series 2003-22, Class UD, 4.000%, 04/25/33	1,083
402	Series 2003-26, Class XS, IF, IO, 6.851%, 03/25/23	36
1,221	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	220
54	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	11
1,461	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	348
33	Series 2003-52, Class SX, HB, IF, 22.352%, 10/25/31	50
571	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	103
37	Series 2003-74, Class SH, IF, 9.811%, 08/25/33	42
153	Series 2003-76, Class SH, IF, 13.801%, 09/25/31	160
282	Series 2003-80, Class SY, IF, IO, 7.451%, 06/25/23	16
583	Series 2003-86, Class ZA, 5.500%, 09/25/33	658
95	Series 2003-91, Class SD, IF, 12.168%, 09/25/33	115
3,218	Series 2003-105, Class AZ, 5.500%, 10/25/33	3,629
27	Series 2003-106, Class PO, PO, 08/25/17	27
636	Series 2003-116, Class SB, IF, IO, 7.401%, 11/25/33	142
78	Series 2003-130, Class SX, IF, 11.221%, 01/25/34	92
96	Series 2003-131, Class SK, IF, 15.801%, 01/25/34	125
88	Series 2003-132, Class OA, PO, 08/25/33	79
210	Series 2003-132, Class PI, IO, 5.500%, 08/25/33	31
569	Series 2004-4, Class QI, IF, IO, 6.901%, 06/25/33	70

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
142	Series 2004-4, Class QM, IF, 13.801%, 06/25/33	170
275	Series 2004-10, Class SC, HB, IF, 27.802%, 02/25/34	362
756	Series 2004-17, Class H, 5.500%, 04/25/34	840
349	Series 2004-25, Class SA, IF, 18.977%, 04/25/34	492
1,139	Series 2004-28, Class PF, VAR, 0.599%, 03/25/34	1,145
399	Series 2004-36, Class SA, IF, 18.977%, 05/25/34	558
86	Series 2004-36, Class SN, IF, 13.801%, 07/25/33	102
456	Series 2004-46, Class EP, PO, 03/25/34	427
196	Series 2004-46, Class QB, HB, IF, 23.202%, 05/25/34	285
142	Series 2004-46, Class SK, IF, 15.952%, 05/25/34	183
4,928	Series 2004-50, Class VZ, 5.500%, 07/25/34	5,560
56	Series 2004-51, Class SY, IF, 13.841%, 07/25/34	74
385	Series 2004-53, Class NC, 5.500%, 07/25/24	421
188	Series 2004-59, Class BG, PO, 12/25/32	170
2,895	Series 2004-61, Class FH, VAR, 0.999%, 11/25/32	2,969
116	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	141
505	Series 2004-87, Class F, VAR, 0.949%, 01/25/34	515
1,217	Series 2005-7, Class LO, PO, 02/25/35	1,076
234	Series 2005-13, Class FL, VAR, 0.599%, 03/25/35	234
142	Series 2005-15, Class MO, PO, 03/25/35	125
49	Series 2005-52, Class PA, 6.500%, 06/25/35	51
806	Series 2005-56, Class S, IF, IO, 6.511%, 07/25/35	154
251	Series 2005-66, Class SG, IF, 16.877%, 07/25/35	333
1,276	Series 2005-66, Class SV, IF, IO, 6.551%, 07/25/35	190
569	Series 2005-67, Class HG, 5.500%, 01/25/35	609
873	Series 2005-68, Class PG, 5.500%, 08/25/35	984

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	213

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
208	Series 2005-73, Class PS, IF, 16.202%, 08/25/35	269
750	Series 2005-74, Class SK, IF, 19.582%, 05/25/35	1,034
599	Series 2005-84, Class XM, 5.750%, 10/25/35	651
200	Series 2005-90, Class AO, PO, 10/25/35	190
823	Series 2005-90, Class ES, IF, 16.377%, 10/25/35	1,061
426	Series 2005-90, Class PO, PO, 09/25/35	405
504	Series 2005-103, Class SC, IF, 10.903%, 07/25/35	598
573	Series 2005-106, Class US, HB, IF, 23.836%, 11/25/35	872
124	Series 2005-116, Class PB, 6.000%, 04/25/34	127
3,962	Series 2006-8, Class WN, IF, IO, 6.501%, 03/25/36	769
1,080	Series 2006-8, Class WQ, PO, 03/25/36	976
98	Series 2006-15, Class OT, PO, 01/25/36	95
931	Series 2006-16, Class HZ, 5.500%, 03/25/36	1,013
259	Series 2006-23, Class KO, PO, 04/25/36	234
665	Series 2006-27, Class OH, PO, 04/25/36	625
1,201	Series 2006-44, Class P, PO, 12/25/33	1,087
505	Series 2006-44, Class GO, PO, 06/25/36	478
285	Series 2006-50, Class JO, PO, 06/25/36	251
420	Series 2006-50, Class PS, PO, 06/25/36	381
779	Series 2006-53, Class US, IF, IO, 6.381%, 06/25/36	135
1,064	Series 2006-56, Class FT, VAR, 0.949%, 07/25/36	1,128
182	Series 2006-58, Class AP, PO, 07/25/36	168
537	Series 2006-58, Class PO, PO, 07/25/36	483
345	Series 2006-59, Class QO, PO, 01/25/33	340
262	Series 2006-60, Class DO, PO, 04/25/35	253
720	Series 2006-63, Class ZH, 6.500%, 07/25/36	846
204	Series 2006-65, Class QO, PO, 07/25/36	193
365	Series 2006-72, Class GO, PO, 08/25/36	331
199	Series 2006-72, Class HO, PO, 08/25/26	189
259	Series 2006-72, Class TO, PO, 08/25/36	241
2,532	Series 2006-77, Class PC, 6.500%, 08/25/36	2,899
580	Series 2006-78, Class BZ, 6.500%, 08/25/36	666
332	Series 2006-79, Class DO, PO, 08/25/36	314

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
386	Series 2006-86, Class OB, PO, 09/25/36	350
423	Series 2006-90, Class AO, PO, 09/25/36	391
2,168	Series 2006-94, Class GI, IF, IO, 6.451%, 10/25/26	297
91	Series 2006-94, Class GK, HB, IF, 32.253%, 10/25/26	149
2,059	Series 2006-105, Class ME, 5.500%, 11/25/36	2,342
277	Series 2006-110, Class PO, PO, 11/25/36	251
136	Series 2006-111, Class EO, PO, 11/25/36	122
356	Series 2006-113, Class PO, PO, 07/25/36	344
482	Series 2006-115, Class OK, PO, 12/25/36	435
595	Series 2006-117, Class GS, IF, IO, 6.451%, 12/25/36	102
342	Series 2006-118, Class A2, VAR, 0.259%, 12/25/36	341
159	Series 2006-119, Class PO, PO, 12/25/36	144
830	Series 2006-120, Class IO, IO, 6.500%, 12/25/36	163
701	Series 2006-120, Class PF, VAR, 0.449%, 12/25/36	702
821	Series 2006-126, Class AO, PO, 01/25/37	749
861	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	158
33	Series 2007-1, Class SD, HB, IF, 37.804%, 02/25/37	44
254	Series 2007-7, Class SG, IF, IO, 6.301%, 08/25/36	79
1,409	Series 2007-14, Class ES, IF, IO, 6.241%, 03/25/37	212
299	Series 2007-14, Class OP, PO, 03/25/37	276
153	Series 2007-15, Class NO, PO, 03/25/22	148
324	Series 2007-16, Class FC, VAR, 0.949%, 03/25/37	337
1,881	Series 2007-18, Class MZ, 6.000%, 03/25/37	2,075
300	Series 2007-22, Class SC, IF, IO, 5.881%, 03/25/37	47
104	Series 2007-39, Class EF, VAR, 0.449%, 05/25/37	104
501	Series 2007-54, Class FA, VAR, 0.599%, 06/25/37	504
1,479	Series 2007-54, Class WI, IF, IO, 5.901%, 06/25/37	258
862	Series 2007-60, Class AX, IF, IO, 6.951%, 07/25/37	147
465	Series 2007-64, Class FB, VAR, 0.569%, 07/25/37	465

SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
973	Series 2007-65, Class KI, IF, IO, 6.421%, 07/25/37	155
2,752	Series 2007-72, Class EK, IF, IO, 6.201%, 07/25/37	413
2,085	Series 2007-76, Class ZG, 6.000%, 08/25/37	2,323
376	Series 2007-78, Class CB, 6.000%, 08/25/37	421
87	Series 2007-79, Class SB, HB, IF, 23.286%, 08/25/37	125
394	Series 2007-88, Class VI, IF, IO, 6.341%, 09/25/37	75
1,198	Series 2007-91, Class ES, IF, IO, 6.261%, 10/25/37	176
1,200	Series 2007-100, Class SM, IF, IO, 6.251%, 10/25/37	169
1,658	Series 2007-101, Class A2, VAR, 0.449%, 06/27/36	1,657
245	Series 2007-106, Class A7, VAR, 6.155%, 10/25/37	272
2,298	Series 2007-112, Class SA, IF, IO, 6.251%, 12/25/37	353
6,462	Series 2007-114, Class A6, VAR, 0.399%, 10/27/37	6,391
2,820	Series 2007-116, Class HI, IO, VAR, 1.522%, 01/25/38	198
10	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	—	(h)
1,012	Series 2008-1, Class BI, IF, IO, 5.711%, 02/25/38	147
391	Series 2008-10, Class XI, IF, IO, 6.031%, 03/25/38	52
571	Series 2008-16, Class IS, IF, IO, 6.001%, 03/25/38	88
412	Series 2008-19, Class IC, IO, 5.000%, 03/25/23	22
751	Series 2008-20, Class SA, IF, IO, 6.791%, 03/25/38	123
270	Series 2008-27, Class SN, IF, IO, 6.701%, 04/25/38	45
224	Series 2008-32, Class SA, IF, IO, 6.651%, 04/25/38	36
846	Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	4
175	Series 2008-36, Class IA, IO, 4.500%, 10/25/22	1
67	Series 2008-44, Class PO, PO, 05/25/38	61
625	Series 2008-47, Class SI, IF, IO, 6.301%, 06/25/23	67

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
364	Series 2008-53, Class CI, IF, IO, 7.001%, 07/25/38	76
357	Series 2008-76, Class GF, VAR, 0.849%, 09/25/23	359
108	Series 2008-80, Class GP, 6.250%, 09/25/38	122
827	Series 2008-80, Class SA, IF, IO, 5.651%, 09/25/38	112
399	Series 2008-81, Class SB, IF, IO, 5.651%, 09/25/38	57
158	Series 2009-4, Class BD, 4.500%, 02/25/39	169
361	Series 2009-6, Class GS, IF, IO, 6.351%, 02/25/39	76
763	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	60
483	Series 2009-12, Class IO, IO, 4.500%, 03/25/24	27
915	Series 2009-17, Class QS, IF, IO, 6.451%, 03/25/39	145
2,340	Series 2009-19, Class IP, IO, 5.500%, 10/25/36	454
187	Series 2009-47, Class MT, 7.000%, 07/25/39	219
968	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	153
664	Series 2009-62, Class HJ, 6.000%, 05/25/39	746
117	Series 2009-63, Class P, 5.000%, 03/25/37	127
327	Series 2009-69, Class PO, PO, 09/25/39	298
108	Series 2009-79, Class UA, 7.000%, 03/25/38	121
572	Series 2009-84, Class WS, IF, IO, 5.701%, 10/25/39	77
665	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	112
1,334	Series 2009-86, Class OT, PO, 10/25/37	1,194
692	Series 2009-92, Class AD, 6.000%, 11/25/39	779
424	Series 2009-99, Class SC, IF, IO, 5.981%, 12/25/39	53
905	Series 2009-99, Class WA, VAR, 6.302%, 12/25/39	1,016
3,279	Series 2009-103, Class MB, VAR, 2.401%, 12/25/39	3,462
844	Series 2009-112, Class ST, IF, IO, 6.051%, 01/25/40	134
820	Series 2009-113, Class FB, VAR, 0.749%, 01/25/40	833

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	215

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
338	Series 2009-113, Class LB, HB, VAR, 38.020%, 01/25/40	504
2,581	Series 2010-1, Class WA, VAR, 6.197%, 02/25/40	2,919
1,715	Series 2010-16, Class WA, VAR, 6.442%, 03/25/40	1,929
3,465	Series 2010-16, Class WB, VAR, 6.238%, 03/25/40	3,998
789	Series 2010-23, Class KS, IF, IO, 6.901%, 02/25/40	111
912	Series 2010-35, Class SB, IF, IO, 6.221%, 04/25/40	150
418	Series 2010-39, Class OT, PO, 10/25/35	380
914	Series 2010-40, Class FJ, VAR, 0.799%, 04/25/40	921
410	Series 2010-42, Class S, IF, IO, 6.201%, 05/25/40	72
1,267	Series 2010-43, Class FD, VAR, 0.799%, 05/25/40	1,283
1,158	Series 2010-49, Class SC, IF, 12.261%, 03/25/40	1,389
840	Series 2010-61, Class WA, VAR, 5.950%, 06/25/40	968
3,821	Series 2010-68, Class SA, IF, IO, 4.801%, 07/25/40	494
1,085	Series 2010-103, Class ME, 4.000%, 09/25/40	1,143
2,154	Series 2010-103, Class SB, IF, IO, 5.901%, 11/25/49	356
2,000	Series 2010-111, Class AM, 5.500%, 10/25/40	2,337
397	Series 2010-123, Class FL, VAR, 0.629%, 11/25/40	399
3,740	Series 2010-125, Class SA, IF, IO, 4.241%, 11/25/40	307
2,721	Series 2010-130, Class CY, 4.500%, 11/25/40	3,040
5,305	Series 2010-147, Class SA, IF, IO, 6.331%, 01/25/41	1,215
821	Series 2010-148, Class MA, 4.000%, 02/25/39	858
553	Series 2011-2, Class WA, VAR, 5.807%, 02/25/51	608
1,674	Series 2011-20, Class MW, 5.000%, 03/25/41	1,931
8,146	Series 2011-21, Class CV, 4.500%, 09/25/26	8,534
3,183	Series 2011-30, Class LS, IO, VAR, 1.756%, 04/25/41	242

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
3,374		Series 2011-39, Class ZA, 6.000%, 11/25/32	3,856
769		Series 2011-43, Class WA, VAR, 5.784%, 05/25/51	842
2,618		Series 2011-47, Class ZA, 5.500%, 07/25/38	2,817
2,696		Series 2011-56, Class VA, 5.000%, 09/25/40	2,817
1,900		Series 2011-58, Class WA, VAR, 5.432%, 07/25/51	2,116
507		Series 2011-75, Class FA, VAR, 0.749%, 08/25/41	514
2,766		Series 2011-118, Class LB, 7.000%, 11/25/41	3,273
5,067		Series 2011-118, Class MT, 7.000%, 11/25/41	5,991
5,190		Series 2011-118, Class NT, 7.000%, 11/25/41	6,133
2,440		Series 2012-21, Class WA, VAR, 5.579%, 03/25/52	2,724
2,876		Series 2012-58, Class FA, VAR, 0.699%, 03/25/39	2,899
2,563		Series 2012-99, Class BY, 2.500%, 09/25/42	2,164
1,229		Series 2013-2, Class LZ, 3.000%, 02/25/43	1,110
6,641		Series 2013-4, Class AJ, 3.500%, 02/25/43	6,963
3,551		Series 2013-92, Class PO, PO, 09/25/43	2,793
3,579		Series 2013-101, Class DO, PO, 10/25/43	2,803
928		Series 2014-44, Class B, 2.500%, 08/25/34	867
5		Series G92-12, Class B, 7.700%, 02/25/22	6
8		Series G92-14, Class Z, 7.000%, 02/25/22	8
—	(h)	Series G92-27, Class SQ, HB, IF, 11,801.801%, 05/25/22	4
9		Series G92-42, Class Z, 7.000%, 07/25/22	10
97		Series G92-44, Class ZQ, 8.000%, 07/25/22	102
41		Series G92-54, Class ZQ, 7.500%, 09/25/22	45
90		Series G92-61, Class Z, 7.000%, 10/25/22	99
9		Series G92-62, Class B, PO, 10/25/22	8
39		Series G92-7, Class JQ, 8.500%, 01/25/22	43
58		Series G93-1, Class KA, 7.900%, 01/25/23	67
40		Series G93-17, Class SI, IF, 6.000%, 04/25/23	44
324		Series G94-7, Class PJ, 7.500%, 05/17/24	372
61		Series G97-2, Class ZA, 8.500%, 02/17/27	75
		Federal National Mortgage Association REMIC Trust,
1,016		Series 2001-W3, Class A, VAR, 6.848%, 09/25/41	1,155

SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
4,210	Series 2002-W10, Class IO, IO, VAR, 0.939%, 08/25/42	85
227	Series 2003-W1, Class 2A, VAR, 6.442%, 12/25/42	264
363	Series 2003-W1, Class 1A1, VAR, 5.771%, 12/25/42	413
56	Series 2003-W4, Class 2A, VAR, 6.383%, 10/25/42	65
18	Series 2003-W18, Class 1A6, 5.370%, 08/25/43	18
1,345	Series 2004-W4, Class A7, 5.500%, 06/25/34	1,497
821	Series 2004-W11, Class 1A1, 6.000%, 05/25/44	963
446	Series 2006-W3, Class 2A, 6.000%, 09/25/46	501
390	Series 2006-W3, Class 1AF1, VAR, 0.439%, 10/25/46	390
874	Series 2007-W2, Class 1A1, VAR, 0.519%, 03/25/37	875
409	Series 2007-W3, Class 1A3, 6.750%, 04/25/37	456
68	Series 2007-W7, Class 1A4, HB, IF, 37.984%, 07/25/37	107
2,879	Series 2009-W1, Class A, 6.000%, 12/25/49	3,339
	Federal National Mortgage Association STRIPS,
2	Series 23, Class 2, IO, 10.000%, 09/25/17	—	(h)
1	Series 59, Class 2, IO, 9.500%, 07/25/17	—	(h)
219	Series 213, Class 2, IO, 8.000%, 03/25/23	50
8	Series 265, Class 2, 9.000%, 03/25/24	9
15	Series 285, Class 1, PO, 02/25/27	14
353	Series 293, Class 1, PO, 12/25/24	335
307	Series 300, Class 1, PO, 09/25/24	291
343	Series 331, Class 13, IO, 7.000%, 11/25/32	81
345	Series 339, Class 18, IO, 4.500%, 07/25/18	16
344	Series 339, Class 21, IO, 4.500%, 08/25/18	13
326	Series 339, Class 28, IO, 5.500%, 08/25/18	16
182	Series 345, Class 6, IO, VAR, 5.000%, 12/25/33	37
689	Series 345, Class 24, IO, VAR, 5.000%, 08/25/22	37
419	Series 351, Class 7, IO, VAR, 5.000%, 04/25/34	85
528	Series 356, Class 3, IO, 5.000%, 01/25/35	110
813	Series 356, Class 39, IO, 5.000%, 01/25/20	58
727	Series 365, Class 8, IO, 5.500%, 05/25/36	163

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
107	Series 368, Class 3, IO, 4.500%, 11/25/20	6
256	Series 374, Class 5, IO, 5.500%, 08/25/36	54
650	Series 383, Class 32, IO, 6.000%, 01/25/38	123
116	Series 393, Class 6, IO, 5.500%, 04/25/37	23
2,890	Series 412, Class F2, VAR, 0.699%, 08/25/42	2,911
	Federal National Mortgage Association Trust,
371	Series 2003-W2, Class 1A1, 6.500%, 07/25/42	427
349	Series 2003-W8, Class 2A, 7.000%, 10/25/42	404
355	Series 2003-W8, Class 3F1, VAR, 0.599%, 05/25/42	357
537	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	629
519	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	604
1,058	Series 2005-W3, Class 2AF, VAR, 0.419%, 03/25/45	1,060
2,370	Series 2005-W4, Class 3A, VAR, 2.289%, 06/25/45	2,453
406	Series 2005-W4, Class 1A1, 6.000%, 08/25/45	464
582	Series 2006-W2, Class 1AF1, VAR, 0.419%, 02/25/46	583
	Government National Mortgage Association,
613	Series 1994-7, Class PQ, 6.500%, 10/16/24	697
208	Series 1999-4, Class ZB, 6.000%, 02/20/29	234
6	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	7
101	Series 2000-9, Class Z, 8.000%, 06/20/30	120
489	Series 2000-9, Class ZJ, 8.500%, 02/16/30	580
360	Series 2000-10, Class ZP, 7.500%, 02/16/30	413
207	Series 2000-12, Class ST, HB, IF, 38.558%, 02/16/30	330
440	Series 2000-21, Class Z, 9.000%, 03/16/30	538
31	Series 2000-36, Class HC, 7.330%, 11/20/30	37
11	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	2
724	Series 2001-21, Class PE, 6.500%, 05/16/31	829
126	Series 2001-31, Class SJ, HB, IF, 27.290%, 02/20/31	234
94	Series 2001-35, Class SA, IF, IO, 8.052%, 08/16/31	30

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	217

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
96	Series 2001-36, Class S, IF, IO, 7.852%, 08/16/31	32
1	Series 2001-53, Class SR, IF, IO, 7.947%, 10/20/31	—	(h)
30	Series 2001-55, Class SF, HB, IF, 25.569%, 11/20/31	54
412	Series 2002-4, Class TD, 7.000%, 01/20/32	494
310	Series 2002-24, Class Z, 8.500%, 04/16/32	355
380	Series 2002-24, Class AG, IF, IO, 7.752%, 04/16/32	87
100	Series 2002-24, Class SB, IF, 11.629%, 04/16/32	129
664	Series 2002-31, Class SE, IF, IO, 7.302%, 04/16/30	131
26	Series 2002-33, Class SY, IF, 9.000%, 02/26/23	30
218	Series 2002-40, Class UK, 6.500%, 06/20/32	257
69	Series 2002-41, Class LS, IF, 9.000%, 06/16/32	87
128	Series 2002-45, Class QE, 6.500%, 06/20/32	150
153	Series 2002-47, Class PG, 6.500%, 07/16/32	180
73	Series 2002-70, Class PS, IF, IO, 7.497%, 08/20/32	4
746	Series 2003-11, Class SK, IF, IO, 7.502%, 02/16/33	136
199	Series 2003-12, Class VI, IO, 5.500%, 10/17/22	1
18	Series 2003-24, Class PO, PO, 03/16/33	16
629	Series 2003-41, Class ID, IO, 5.500%, 05/20/33	133
357	Series 2003-46, Class IH, IO, 5.500%, 12/20/32	12
2,193	Series 2003-60, Class ZN, 5.000%, 07/16/33	2,445
47	Series 2003-90, Class PO, PO, 10/20/33	41
653	Series 2003-112, Class SA, IF, IO, 6.352%, 12/16/33	137
930	Series 2003-112, Class TS, IF, IO, 6.747%, 10/20/32	33
151	Series 2004-28, Class S, IF, 19.119%, 04/16/34	215
240	Series 2004-46, Class AO, PO, 06/20/34	217
66	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	74
130	Series 2004-73, Class AE, IF, 14.448%, 08/17/34	159

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
2,196	Series 2004-73, Class JL, IF, IO, 6.352%, 09/16/34	437
73	Series 2004-85, Class PO, PO, 01/17/33	73
786	Series 2004-90, Class SI, IF, IO, 5.897%, 10/20/34	124
204	Series 2005-24, Class ST, IF, 7.500%, 01/17/34	221
596	Series 2005-26, Class VI, IO, 5.500%, 01/20/35	44
132	Series 2005-35, Class FL, VAR, 0.553%, 03/20/32	133
2,600	Series 2005-58, Class NI, IO, 5.500%, 08/20/35	494
329	Series 2005-68, Class DP, IF, 15.958%, 06/17/35	441
1,584	Series 2005-68, Class KI, IF, IO, 6.097%, 09/20/35	251
1,723	Series 2005-72, Class AZ, 5.500%, 09/20/35	1,939
640	Series 2005-85, Class IO, IO, 5.500%, 11/16/35	127
278	Series 2006-16, Class OP, PO, 03/20/36	254
185	Series 2006-22, Class AO, PO, 05/20/36	169
171	Series 2006-34, Class PO, PO, 07/20/36	155
622	Series 2006-38, Class SW, IF, IO, 6.297%, 06/20/36	70
243	Series 2006-59, Class SD, IF, IO, 6.497%, 10/20/36	45
1,479	Series 2007-17, Class JI, IF, IO, 6.612%, 04/16/37	301
203	Series 2007-17, Class JO, PO, 04/16/37	187
130	Series 2007-25, Class FN, VAR, 0.498%, 05/16/37	131
822	Series 2007-26, Class SC, IF, IO, 5.997%, 05/20/37	130
123	Series 2007-27, Class MI, IO, 5.500%, 09/20/36	4
40	Series 2007-28, Class BO, PO, 05/20/37	37
703	Series 2007-31, Class AO, PO, 05/16/37	648
45	Series 2007-36, Class HO, PO, 06/16/37	41
902	Series 2007-36, Class SE, IF, IO, 6.272%, 06/16/37	148
1,198	Series 2007-36, Class SG, IF, IO, 6.267%, 06/20/37	199
788	Series 2007-40, Class SD, IF, IO, 6.547%, 07/20/37	139
788	Series 2007-42, Class SB, IF, IO, 6.547%, 07/20/37	141

SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
320	Series 2007-45, Class QA, IF, IO, 6.437%, 07/20/37	56
576	Series 2007-50, Class AI, IF, IO, 6.572%, 08/20/37	93
116	Series 2007-53, Class SW, IF, 19.597%, 09/20/37	158
888	Series 2007-57, Class PO, PO, 03/20/37	841
549	Series 2007-71, Class SB, IF, IO, 6.497%, 07/20/36	35
1,780	Series 2007-74, Class SL, IF, IO, 6.342%, 11/16/37	355
613	Series 2007-76, Class SA, IF, IO, 6.327%, 11/20/37	108
936	Series 2007-79, Class SY, IF, IO, 6.347%, 12/20/37	160
122	Series 2008-1, Class PO, PO, 01/20/38	111
489	Series 2008-2, Class MS, IF, IO, 6.962%, 01/16/38	101
344	Series 2008-10, Class S, IF, IO, 5.627%, 02/20/38	50
1,453	Series 2008-13, Class PI, IO, 5.500%, 02/16/38	312
248	Series 2008-20, Class PO, PO, 09/20/37	237
240	Series 2008-29, Class PO, PO, 02/17/33	232
772	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	93
306	Series 2008-33, Class XS, IF, IO, 7.502%, 04/16/38	73
1,500	Series 2008-36, Class AY, 5.000%, 04/16/23	1,609
785	Series 2008-36, Class SH, IF, IO, 6.097%, 04/20/38	127
2,615	Series 2008-40, Class SA, IF, IO, 6.202%, 05/16/38	482
418	Series 2008-55, Class SA, IF, IO, 5.997%, 06/20/38	64
231	Series 2008-60, Class PO, PO, 01/20/38	228
2,317	Series 2008-62, Class SA, IF, IO, 5.947%, 07/20/38	405
383	Series 2008-64, Class ED, 6.500%, 04/20/28	446
169	Series 2008-71, Class SC, IF, IO, 5.797%, 08/20/38	24
630	Series 2008-93, Class AS, IF, IO, 5.497%, 12/20/38	90
1,655	Series 2008-95, Class DS, IF, IO, 7.097%, 12/20/38	317
463	Series 2008-96, Class SL, IF, IO, 5.797%, 12/20/38	69

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
610	Series 2009-6, Class SA, IF, IO, 5.902%, 02/16/39	94
978	Series 2009-10, Class SA, IF, IO, 5.747%, 02/20/39	137
709	Series 2009-10, Class SL, IF, IO, 6.302%, 03/16/34	48
3,076	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	542
568	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	133
646	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	117
472	Series 2009-24, Class DS, IF, IO, 6.097%, 03/20/39	39
405	Series 2009-25, Class SE, IF, IO, 7.397%, 09/20/38	83
238	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	42
530	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	106
1,240	Series 2009-42, Class SC, IF, IO, 5.877%, 06/20/39	182
626	Series 2009-43, Class SA, IF, IO, 5.747%, 06/20/39	91
1,166	Series 2009-64, Class SN, IF, IO, 5.902%, 07/16/39	145
255	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	34
979	Series 2009-67, Class SA, IF, IO, 5.852%, 08/16/39	165
1,572	Series 2009-72, Class SM, IF, IO, 6.052%, 08/16/39	237
541	Series 2009-79, Class OK, PO, 11/16/37	464
2,064	Series 2009-102, Class SM, IF, IO, 6.202%, 06/16/39	192
1,119	Series 2009-104, Class AB, 7.000%, 08/16/39	1,271
1,810	Series 2009-106, Class AS, IF, IO, 6.202%, 11/16/39	307
2,046	Series 2009-106, Class ST, IF, IO, 5.797%, 02/20/38	341
1,727	Series 2009-121, Class VA, 5.500%, 11/20/20	1,834
212	Series 2010-14, Class AO, PO, 12/20/32	205
275	Series 2010-14, Class BO, PO, 11/20/35	252
1,977	Series 2010-14, Class CO, PO, 08/20/35	1,810
1,012	Series 2010-14, Class QP, 6.000%, 12/20/39	1,066

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	219

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
2,175	Series 2010-41, Class WA, VAR, 5.822%, 10/20/33	2,468
1,080	Series 2010-103, Class WA, VAR, 5.734%, 08/20/34	1,220
1,238	Series 2010-129, Class AW, VAR, 6.114%, 04/20/37	1,393
1,101	Series 2010-130, Class CP, 7.000%, 10/16/40	1,302
3,463	Series 2010-157, Class OP, PO, 12/20/40	3,061
32,473	Series 2010-H17, Class XQ, VAR, 5.237%, 07/20/60	35,675
2,985	Series 2011-22, Class WA, VAR, 5.940%, 02/20/37	3,337
3,631	Series 2011-97, Class WA, VAR, 6.105%, 11/20/38	4,117
4,825	Series 2011-137, Class WA, VAR, 5.532%, 07/20/40	5,457
3,413	Series 2011-163, Class WA, VAR, 5.847%, 12/20/38	3,893
5,965	Series 2012-24, Class WA, VAR, 5.591%, 07/20/41	6,795
6,985	Series 2012-52, Class WA, VAR, 6.137%, 04/20/38	8,068
1,738	Series 2012-59, Class WA, VAR, 5.573%, 08/20/38	1,979
9,726	Series 2012-138, Class PT, VAR, 3.955%, 11/16/42	10,017
9,137	Series 2012-141, Class WA, VAR, 4.525%, 11/16/41	9,969
9,082	Series 2012-141, Class WB, VAR, 3.984%, 09/16/42	9,525
5,732	Series 2012-141, Class WC, VAR, 3.750%, 01/20/42	6,012
20,889	Series 2012-H10, Class FA, VAR, 0.738%, 12/20/61	20,957
5,964	Series 2012-H15, Class FA, VAR, 0.638%, 05/20/62	5,974
5,327	Series 2012-H20, Class KA, 2.000%, 06/20/62	5,393
17,344	Series 2012-H21, Class CF, VAR, 0.888%, 05/20/61	17,410
18,206	Series 2012-H21, Class DF, VAR, 0.838%, 05/20/61	18,200
8,695	Series 2012-H22, Class FD, VAR, 0.658%, 01/20/61	8,701
8,592	Series 2012-H24, Class FA, VAR, 0.638%, 03/20/60	8,608
8,924	Series 2012-H24, Class FD, VAR, 0.778%, 09/20/62	8,949

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
5,260	Series 2012-H24, Class FG, VAR, 0.618%, 04/20/60	5,260
7,464	Series 2012-H26, Class JA, VAR, 0.738%, 10/20/61	7,481
13,746	Series 2012-H26, Class MA, VAR, 0.738%, 07/20/62	13,773
7,006	Series 2012-H27, Class FB, VAR, 0.688%, 10/20/62	7,014
9,864	Series 2012-H28, Class FA, VAR, 0.768%, 09/20/62	9,847
3,179	Series 2012-H30, Class JA, VAR, 0.668%, 01/20/60	3,185
3,178	Series 2012-H30, Class PA, VAR, 0.638%, 11/20/59	3,183
9,279	Series 2012-H31, Class FD, VAR, 0.528%, 12/20/62	9,240
3,527	Series 2013-26, Class AK, VAR, 4.666%, 09/20/41	3,813
4,270	Series 2013-54, Class WA, VAR, 4.705%, 11/20/42	4,675
1,398	Series 2013-75, Class WA, VAR, 5.227%, 06/20/40	1,562
11,397	Series 2013-H01, Class FA, 1.650%, 01/20/63	11,398
5,042	Series 2013-H01, Class JA, VAR, 0.508%, 01/20/63	4,995
5,908	Series 2013-H01, Class TA, VAR, 0.688%, 01/20/63	5,915
739	Series 2013-H02, Class HF, VAR, 0.488%, 11/20/62	739
4,116	Series 2013-H03, Class FA, VAR, 0.488%, 08/20/60	4,116
15,148	Series 2013-H04, Class BA, 1.650%, 02/20/63	15,149
3,803	Series 2013-H04, Class SA, VAR, 0.608%, 02/20/63	3,792
1,762	Series 2013-H05, Class FB, VAR, 0.588%, 02/20/62	1,762
2,495	Series 2013-H07, Class GA, VAR, 0.658%, 03/20/63	2,488
6,646	Series 2013-H07, Class HA, VAR, 0.598%, 03/20/63	6,609
12,957	Series 2013-H07, Class JA, 1.750%, 03/20/63	13,023
4,508	Series 2013-H07, Class MA, VAR, 0.738%, 04/20/62	4,519
2,297	Series 2013-H08, Class BF, VAR, 0.588%, 03/20/63	2,283

SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
4,936	Series 2013-H08, Class FC, VAR, 0.638%, 02/20/63	4,943
5,643	Series 2013-H09, Class HA, 1.650%, 04/20/63	5,639
3,521	Series 2014-188, Class W, VAR, 4.692%, 10/20/41	3,842
1,272	Series 2014-H17, Class FC, VAR, 0.688%, 07/20/64	1,269
2,472	Series 2015-91, Class W, VAR, 5.245%, 05/20/40	2,750
	Vendee Mortgage Trust,
3,163	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	3,580
459	Series 1996-1, Class 1Z, 6.750%, 02/15/26	523
254	Series 1996-2, Class 1Z, 6.750%, 06/15/26	292
510	Series 1997-1, Class 2Z, 7.500%, 02/15/27	598
373	Series 1998-1, Class 2E, 7.000%, 03/15/28	445

		832,319

	Non-Agency CMO — 11.5%
	Ajax Mortgage Loan Trust,
4,163	Series 2013-A, Class A, VAR, 3.500%, 02/25/51 (e)	4,122
1,947	Series 2013-B, Class A, VAR, 3.500%, 02/25/51 (e)	1,937
1,335	Series 2014-A, Class A, SUB, 3.750%, 10/25/57 (e)	1,332
1,030	Series 2015-B, Class A, SUB, 3.875%, 07/25/60 (e)	1,031
	Alternative Loan Trust,
470	Series 2002-11, Class M, 6.500%, 10/25/32	459
169	Series 2003-6T2, Class A6, 5.500%, 06/25/33	171
1,780	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,793
37	Series 2004-J3, Class 4A1, 4.750%, 04/25/19	38
998	Series 2005-1CB, Class 1A6, IF, IO, 6.901%, 03/25/35	208
4,929	Series 2005-20CB, Class 3A8, IF, IO, 4.551%, 07/25/35	606
3,477	Series 2005-22T1, Class A2, IF, IO, 4.871%, 06/25/35	523
153	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	123
6,673	Series 2005-37T1, Class A2, IF, IO, 4.851%, 09/25/35	1,070

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
7,088	Series 2005-54CB, Class 1A2, IF, IO, 4.651%, 11/25/35	797
34	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	34
1,190	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	1,088
817	Series 2005-57CB, Class 3A2, IF, IO, 4.901%, 12/25/35	109
539	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	509
674	Series 2005-86CB, Class A11, 5.500%, 02/25/36	618
1,641	Series 2005-J1, Class 1A4, IF, IO, 4.901%, 02/25/35	139
18,047	Series 2006-7CB, Class 1A2, IF, IO, 5.101%, 05/25/36	2,770
721	Series 2006-26CB, Class A9, 6.500%, 09/25/36	629
	American General Mortgage Loan Trust,
289	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	298
1,583	Series 2010-1A, Class A3, VAR, 5.650%, 03/25/58 (e)	1,600
900	Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	932
	ASG Resecuritization Trust,
306	Series 2009-1, Class A60, VAR, 5.629%, 06/26/37 (e)	303
511	Series 2009-2, Class G60, VAR, 4.822%, 05/24/36 (e)	511
1,367	Series 2009-3, Class A65, VAR, 2.093%, 03/26/37 (e)	1,361
415	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	417
247	Series 2010-1, Class A85, VAR, 0.591%, 02/27/36 (e)	241
2,372	Series 2010-2, Class A60, VAR, 1.799%, 01/28/37 (e)	2,339
639	Series 2011-1, Class 2A35, 6.000%, 09/28/36 (e)	589
1,468	Series 2011-1, Class 3A50, VAR, 2.559%, 11/28/35 (e)	1,443
108	Series 2011-2, Class A48S, HB, IF, 23.502%, 02/28/36 (e)	129
	Banc of America Alternative Loan Trust,
143	Series 2003-3, Class APO, PO, 05/25/33	116
457	Series 2003-7, Class 2A4, 5.000%, 09/25/18	462

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	221

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
662	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	689
205	Series 2003-11, Class PO, PO, 01/25/34	178
392	Series 2003-11, Class 2A1, 6.000%, 01/25/34	408
490	Series 2004-1, Class 1A1, 6.000%, 02/25/34	520
81	Series 2004-1, Class 5A1, 5.500%, 02/25/19	82
2,161	Series 2005-1, Class CBIO, IO, 5.500%, 02/25/35	471
1,839	Series 2005-12, Class CBIO, IO, 5.750%, 01/25/36	413
	Banc of America Funding Trust,
150	Series 2004-1, Class PO, PO, 03/25/34	124
558	Series 2004-3, Class 1A1, 5.500%, 10/25/34	584
410	Series 2004-C, Class 1A1, VAR, 2.862%, 12/20/34	406
624	Series 2005-1, Class 30IO, IO, 5.500%, 02/25/35	106
140	Series 2005-4, Class 30PO, PO, 08/25/35	114
410	Series 2005-6, Class 2A7, 5.500%, 10/25/35	404
53	Series 2005-7, Class 30PO, PO, 11/25/35	43
228	Series 2005-8, Class 30PO, PO, 01/25/36	159
1,215	Series 2005-E, Class 4A1, VAR, 2.733%, 03/20/35	1,210
820	Series 2010-R11A, Class 1A6, VAR, 5.189%, 08/26/35 (e)	828
	Banc of America Mortgage Trust,
511	Series 2003-3, Class 1A7, 5.500%, 05/25/33	526
88	Series 2003-3, Class 2A1, VAR, 0.749%, 05/25/18	86
145	Series 2003-6, Class 2A1, VAR, 0.649%, 08/25/18	144
133	Series 2003-8, Class 2A5, 5.000%, 11/25/18	135
84	Series 2003-8, Class APO, PO, 11/25/33	69
87	Series 2003-9, Class 1A2, PO, 12/25/33	78
538	Series 2003-A, Class 4A1, VAR, 2.622%, 02/25/33	533
165	Series 2003-C, Class 3A1, VAR, 2.621%, 04/25/33	167
860	Series 2003-E, Class 2A2, VAR, 2.822%, 06/25/33	864

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
1,021	Series 2003-J, Class 3A2, VAR, 2.737%, 11/25/33	1,024
507	Series 2004-3, Class 15IO, IO, VAR, 0.000%, 04/25/19	2
429	Series 2004-3, Class 1A26, 5.500%, 04/25/34	436
82	Series 2004-4, Class APO, PO, 05/25/34	71
5,345	Series 2004-5, Class 15IO, IO, VAR, 0.236%, 06/25/19	7
833	Series 2004-6, Class 1A3, 5.500%, 05/25/34	846
68	Series 2004-6, Class APO, PO, 07/25/34	60
31	Series 2004-9, Class 3A1, 6.500%, 09/25/32	32
548	Series 2004-C, Class 2A2, VAR, 2.691%, 04/25/34	553
552	Series 2004-J, Class 3A1, VAR, 2.874%, 11/25/34	542
	BCAP LLC Trust,
398	Series 2009-RR13, Class 17A2, VAR, 5.500%, 04/26/37 (e)	407
2,000	Series 2009-RR14, Class 3A2, VAR, 2.494%, 08/26/35 (e)	1,999
508	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	538
316	Series 2010-RR12, Class 2A5, VAR, 4.500%, 01/26/36 (e)	315
527	Series 2010-RR12, Class 4A5, VAR, 2.617%, 10/26/36 (e)	522
1,185	Series 2010-RR5, Class 2A5, VAR, 5.402%, 04/26/37 (e)	1,205
423	Series 2010-RR7, Class 1A5, VAR, 2.673%, 04/26/35 (e)	417
3,852	Series 2010-RR7, Class 2A1, VAR, 2.169%, 07/26/45 (e)	3,859
184	Series 2010-RR7, Class 16A1, VAR, 0.868%, 02/26/47 (e)	184
111	Series 2010-RR8, Class 3A3, VAR, 2.738%, 05/26/35 (e)	111
1,500	Series 2010-RR8, Class 3A4, VAR, 2.738%, 05/26/35 (e)	1,435
280	Series 2011-R11, Class 24A5, VAR, 3.000%, 08/26/22 (e)	281
486	Series 2011-R11, Class 25A5, VAR, 4.000%, 08/26/21 (e)	490
1,762	Series 2011-RR10, Class 2A1, VAR, 1.074%, 09/26/37 (e)	1,693
1,507	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e)	1,524

SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
1,072	Series 2011-RR5, Class 11A3, VAR, 0.341%, 05/28/36 (e)	1,057
1,197	Series 2012-RR1, Class 5A1, VAR, 0.614%, 07/26/37 (e)	1,273
3,520	Series 2012-RR10, Class 1A1, VAR, 0.421%, 02/26/37 (e)	3,401
2,672	Series 2012-RR10, Class 3A1, VAR, 0.381%, 05/26/36 (e)	2,554
1,108	Series 2012-RR2, Class 1A1, VAR, 0.357%, 08/26/36 (e)	1,094
1,851	Series 2012-RR3, Class 2A5, VAR, 2.055%, 05/26/37 (e)	1,853
1,223	Series 2012-RR4, Class 8A3, VAR, 0.417%, 06/26/47 (e)	1,179
901	Series 2015-RR4, Class 1A1, VAR, 1.189%, 09/11/38 (e)	846
478	Bear Stearns ALT-A Trust, Series 2005-2, Class 1A1, VAR, 0.699%, 03/25/35	469
	Bear Stearns ARM Trust,
371	Series 2003-4, Class 3A1, VAR, 2.439%, 07/25/33	372
184	Series 2003-7, Class 3A, VAR, 2.503%, 10/25/33	184
538	Series 2004-1, Class 12A1, VAR, 2.754%, 04/25/34	534
222	Series 2004-2, Class 14A, VAR, 3.049%, 05/25/34	221
1,043	Series 2005-5, Class A1, VAR, 2.320%, 08/25/35	1,053
1,742	Series 2006-1, Class A1, VAR, 2.360%, 02/25/36	1,729
725	Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1, SUB, 5.750%, 10/25/33	755
82	Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates, Series 2003-9, Class 1P, PO, 11/25/33	74
	Chase Mortgage Finance Trust,
241	Series 2004-S3, Class 2A5, 5.500%, 03/25/34	244
3,227	Series 2007-A1, Class 1A3, VAR, 2.595%, 02/25/37	3,184
295	Series 2007-A1, Class 2A1, VAR, 2.665%, 02/25/37	296
334	Series 2007-A1, Class 7A1, VAR, 2.584%, 02/25/37	335
798	Series 2007-A1, Class 9A1, VAR, 2.628%, 02/25/37	791

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
740	Series 2007-A2, Class 2A1, VAR, 2.558%, 07/25/37	746
	CHL Mortgage Pass-Through Trust,
409	Series 2002-36, Class A22, 6.000%, 01/25/33	418
20	Series 2003-J10, Class 2A1, 5.000%, 11/25/18	20
89	Series 2004-3, Class PO, PO, 04/25/34	79
379	Series 2004-3, Class A26, 5.500%, 04/25/34	398
1,086	Series 2004-5, Class 1A4, 5.500%, 06/25/34	1,129
132	Series 2004-7, Class 2A1, VAR, 2.499%, 06/25/34	129
603	Series 2004-13, Class 1A4, 5.500%, 08/25/34	626
204	Series 2004-HYB1, Class 2A, VAR, 2.519%, 05/20/34	195
835	Series 2004-HYB3, Class 2A, VAR, 2.293%, 06/20/34	793
580	Series 2004-HYB6, Class A3, VAR, 2.479%, 11/20/34	556
115	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	117
287	Series 2005-16, Class A23, 5.500%, 09/25/35	281
1,521	Series 2005-22, Class 2A1, VAR, 2.486%, 11/25/35	1,290
3,978	Series 2007-4, Class 1A52, IF, IO, 5.201%, 05/25/37	623
89	Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust, Series 2005-6, Class APO, PO, 09/25/35	76
	Citigroup Mortgage Loan Trust,
1,580	Series 2008-AR4, Class 1A1A, VAR, 2.721%, 11/25/38 (e)	1,577
1,067	Series 2009-8, Class 4A1, 6.000%, 11/25/36 (e)	1,119
919	Series 2009-10, Class 1A1, VAR, 2.468%, 09/25/33 (e)	930
851	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	884
934	Series 2009-11, Class 3A1, VAR, 5.750%, 05/25/37 (e)	961
236	Series 2010-7, Class 10A1, VAR, 2.612%, 02/25/35 (e)	235
3,012	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	3,065

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	223

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
745	Series 2015-A, Class B2, VAR, 4.500%, 06/25/58	724
	Citigroup Mortgage Loan Trust, Inc.,
205	Series 2003-1, Class 2A5, 5.250%, 10/25/33	209
99	Series 2003-1, Class PO3, PO, 09/25/33	88
19	Series 2003-1, Class WA2, 6.500%, 06/25/31	20
23	Series 2003-1, Class WPO2, PO, 06/25/31	20
38	Series 2003-UP3, Class A3, 7.000%, 09/25/33	39
67	Series 2003-UST1, Class A1, 5.500%, 12/25/18	67
9	Series 2003-UST1, Class PO1, PO, 12/25/18	9
6	Series 2003-UST1, Class PO3, PO, 12/25/18	6
315	Series 2004-UST1, Class A3, VAR, 2.219%, 08/25/34	316
212	Series 2004-UST1, Class A6, VAR, 2.258%, 08/25/34	203
263	Series 2005-1, Class 2A1A, VAR, 2.641%, 04/25/35	207
625	Series 2005-2, Class 2A11, 5.500%, 05/25/35	651
755	Series 2005-5, Class 1A2, VAR, 2.807%, 08/25/35	549
2,889	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	2,924
	Credit Suisse First Boston Mortgage Securities Corp.,
927	Series 2003-1, Class DB1, VAR, 6.706%, 02/25/33	937
333	Series 2003-21, Class 1A4, 5.250%, 09/25/33	344
1,222	Series 2003-27, Class 5A3, 5.250%, 11/25/33	1,247
565	Series 2003-27, Class 5A4, 5.250%, 11/25/33	576
548	Series 2003-29, Class 1A1, 6.500%, 12/25/33	568
363	Series 2003-29, Class 5A1, 7.000%, 12/25/33	384
682	Series 2003-AR15, Class 3A1, VAR, 2.881%, 06/25/33	678
605	Series 2004-4, Class 2A4, 5.500%, 09/25/34	660
341	Series 2004-5, Class 3A1, 5.250%, 08/25/19	349
721	Series 2004-8, Class 1A4, 5.500%, 12/25/34	780

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
1,585	Series 2004-AR2, Class 2A1, VAR, 2.529%, 03/25/34	1,589
1,766	Series 2005-4, Class 2X, IO, VAR, 5.500%, 06/25/35	392
1,286	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	189
749	Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	768
	CSMC,
12,041	Series 2010-11R, Class A6, VAR, 1.187%, 06/28/47 (e)	11,607
634	Series 2011-6R, Class 3A1, VAR, 2.845%, 07/28/36 (e)	638
351	Series 2011-9R, Class A1, VAR, 2.189%, 03/27/46 (e)	351
1,164	Series 2011-16R, Class 7A3, VAR, 3.500%, 12/27/36 (e)	1,171
1,713	Series 2012-3R, Class 1A1, VAR, 2.375%, 07/27/37 (e)	1,707
	CSMC Trust,
783	Series 2010-16, Class A3, VAR, 3.825%, 06/25/50 (e)	786
1,006	Series 2012-2R, Class 2A1, VAR, 2.453%, 03/27/47 (e)	994
364	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 5.807%, 02/25/20	374
	First Horizon Alternative Mortgage Securities Trust,
1,008	Series 2004-AA4, Class A1, VAR, 2.238%, 10/25/34	997
25	Series 2005-AA5, Class 1A2, VAR, 2.259%, 07/25/35	—	(h)
534	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	477
6,983	Series 2007-FA4, Class 1A2, IF, IO, 5.451%, 08/25/37	1,436
	First Horizon Mortgage Pass-Through Trust,
226	Series 2004-AR2, Class 2A1, VAR, 2.747%, 05/25/34	224
410	Series 2004-AR7, Class 2A2, VAR, 2.587%, 02/25/35	411
834	Series 2005-AR1, Class 2A2, VAR, 2.617%, 04/25/35	832
	GMACM Mortgage Loan Trust,
365	Series 2003-AR1, Class A4, VAR, 2.639%, 10/19/33	361

SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
1,427	Series 2003-AR2, Class 2A4, VAR, 2.828%, 12/19/33	1,399
369	Series 2003-J7, Class A7, 5.000%, 11/25/33	371
52	Series 2003-J7, Class A10, 5.500%, 11/25/33	54
63	Series 2003-J8, Class A, 5.250%, 12/25/33	66
575	Series 2004-J1, Class A20, 5.500%, 04/25/34	586
1,196	Series 2004-J5, Class A7, 6.500%, 01/25/35	1,264
292	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	300
2,406	Series 2005-AR3, Class 3A4, VAR, 2.944%, 06/19/35	2,371
	GSMPS Mortgage Loan Trust,
467	Series 2001-2, Class A, VAR, 7.500%, 06/19/32 (e)	484
226	Series 2004-4, Class 1AF, VAR, 0.599%, 06/25/34 (e)	197
451	Series 2005-RP2, Class 1AF, VAR, 0.549%, 03/25/35 (e)	395
2,686	Series 2005-RP3, Class 1AF, VAR, 0.549%, 09/25/35 (e)	2,286
1,221	Series 2005-RP3, Class 1AS, IO, VAR, 4.657%, 09/25/35 (e)	155
2,573	Series 2006-RP2, Class 1AS2, IF, IO, 5.837%, 04/25/36 (e)	314
	GSR Mortgage Loan Trust,
142	Series 2003-13, Class 1A1, VAR, 2.668%, 10/25/33	143
72	Series 2003-6F, Class A2, VAR, 0.599%, 09/25/32	68
600	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	617
60	Series 2004-3F, Class 3A8, 13.500%, 02/25/34	70
996	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	1,028
1,355	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	1,404
400	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	414
168	Series 2005-5F, Class 8A3, VAR, 0.699%, 06/25/35	163
1,835	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	1,913
321	Series 2006-1F, Class 1AP, PO, 02/25/36	245

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
4,712	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	4,232
1,332	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	1,315
3,804	Homeowner Assistance Program Reverse Mortgage Loan Trust, Series 2013-RM1, Class A, 4.000%, 05/26/53 (e)	3,752
174	Impac CMB Trust, Series 2005-2, Class 2M1, VAR, 0.979%, 04/25/35	151
764	Impac Secured Assets CMN Owner Trust, Series 2001-8, Class A6, 6.440%, 01/25/32	778
863	Impac Secured Assets Trust, Series 2006-2, Class 2A1, VAR, 0.549%, 08/25/36	853
230	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3, Class 2A1A, VAR, 2.636%, 03/25/36	180
	JP Morgan Mortgage Trust,
366	Series 2004-A3, Class 4A1, VAR, 2.714%, 07/25/34	375
231	Series 2004-A4, Class 1A1, VAR, 2.783%, 09/25/34	236
94	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	98
717	Series 2005-A1, Class 3A4, VAR, 2.646%, 02/25/35	732
1,187	Series 2006-A2, Class 4A1, VAR, 2.719%, 08/25/34	1,191
984	Series 2006-A2, Class 5A2, VAR, 2.478%, 11/25/33	987
1,780	Series 2006-A2, Class 5A3, VAR, 2.478%, 11/25/33	1,785
379	Series 2006-A3, Class 6A1, VAR, 2.723%, 08/25/34	380
440	Series 2007-A1, Class 5A2, VAR, 2.596%, 07/25/35	447
803	Series 2014-1, Class 1A11, VAR, 4.000%, 01/25/44 (e)	839
142	JP Morgan Resecuritization Trust, Series 2010-4, Class 7A1, VAR, 1.935%, 08/26/35 (e)	141
11	Kidder Peabody Mortgage Assets Trust, Series B, Class A1, PO, 04/22/18	11
	Lehman Mortgage Trust,
544	Series 2006-2, Class 1A1, VAR, 5.965%, 04/25/36	508
398	Series 2007-6, Class 1A8, 6.000%, 07/25/37	361
819	Series 2008-2, Class 1A6, 6.000%, 03/25/38	662

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	225

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
	LVII Resecuritization Trust,
207	Series 2009-2, Class M3, VAR, 4.724%, 09/27/37 (e)	208
120	Series 2009-3, Class M3, VAR, 5.191%, 11/27/37 (e)	120
1,377	Series 2009-3, Class M4, VAR, 5.191%, 11/27/37 (e)	1,383
	MASTR Adjustable Rate Mortgages Trust,
158	Series 2004-3, Class 4A2, VAR, 2.336%, 04/25/34	148
40	Series 2004-4, Class 2A1, VAR, 2.013%, 05/25/34	36
321	Series 2004-13, Class 2A1, VAR, 2.684%, 04/21/34	323
1,568	Series 2004-13, Class 3A7, VAR, 2.757%, 11/21/34	1,606
259	Series 2004-15, Class 3A1, VAR, 3.135%, 12/25/34	257
	MASTR Alternative Loan Trust,
276	Series 2003-4, Class 2A1, 6.250%, 06/25/33	292
214	Series 2003-8, Class 3A1, 5.500%, 12/25/33	227
247	Series 2003-8, Class 5A1, 5.000%, 11/25/18	256
109	Series 2003-9, Class 8A1, 6.000%, 01/25/34	110
88	Series 2004-1, Class 30PO, PO, 02/25/34	74
403	Series 2004-3, Class 2A1, 6.250%, 04/25/34	425
199	Series 2004-3, Class 30PO, PO, 04/25/34	154
191	Series 2004-3, Class 30X1, IO, 6.000%, 04/25/34	44
264	Series 2004-5, Class 30PO, PO, 06/25/34	226
113	Series 2004-5, Class 30X1, IO, 6.000%, 06/25/34	21
1,188	Series 2004-6, Class 7A1, 6.000%, 07/25/34	1,208
120	Series 2004-6, Class 30X1, IO, 5.500%, 07/25/34	23
391	Series 2004-7, Class AX1, IO, 5.500%, 08/25/34	83
97	Series 2004-7, Class 30PO, PO, 08/25/34	75
167	Series 2004-10, Class 1A1, 4.500%, 09/25/19	170
2,073	Series 2005-3, Class AX2, IO, 6.000%, 04/25/35	521

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
	MASTR Asset Securitization Trust,
70	Series 2003-2, Class 1A1, 5.000%, 03/25/18	70
30	Series 2003-2, Class 2A1, 4.500%, 03/25/18	30
288	Series 2003-3, Class 3A18, 5.500%, 04/25/33	291
22	Series 2003-4, Class 3A2, 5.000%, 05/25/18	22
95	Series 2003-4, Class 5A1, 5.500%, 05/25/33	97
73	Series 2003-8, Class 1A1, 5.500%, 09/25/33	75
66	Series 2003-9, Class 15PO, PO, 10/25/18	62
6	Series 2003-10, Class 15PO, PO, 11/25/18	6
7	Series 2003-11, Class 15PO, PO, 12/25/18	7
155	Series 2003-12, Class 6A1, 5.000%, 12/25/33	157
46	Series 2004-1, Class 30PO, PO, 02/25/34	40
38	Series 2004-3, Class PO, PO, 03/25/34	34
46	Series 2004-4, Class 3A1, 4.500%, 04/25/19	47
40	Series 2004-8, Class PO, PO, 08/25/19	37
38	Series 2004-8, Class 1A1, 4.750%, 08/25/19	39
39	Series 2004-9, Class 5A1, 5.250%, 09/25/19	40
528	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	560
2,372	MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, VAR, 0.549%, 05/25/35 (e)	1,938
712	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	569
	Merrill Lynch Mortgage Investors Trust,
428	Series 2003-A, Class 2A2, VAR, 1.350%, 03/25/28	399
1,278	Series 2003-E, Class A1, VAR, 0.819%, 10/25/28	1,220
1,973	Series 2003-F, Class A1, VAR, 0.839%, 10/25/28	1,925
169	Series 2003-A4, Class 2A, VAR, 2.715%, 07/25/33	155
501	Series 2003-A5, Class 2A6, VAR, 2.400%, 08/25/33	506
649	Series 2004-1, Class 2A1, VAR, 2.166%, 12/25/34	652

SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Non-Agency CMO — continued
752		Series 2004-D, Class A2, VAR, 1.250%, 09/25/29	724
423		Series 2004-E, Class A2A, VAR, 1.095%, 11/25/29	408
729		Series 2004-A4, Class A2, VAR, 2.560%, 08/25/34	747
83		Series 2005-A1, Class 3A, VAR, 2.429%, 12/25/34	82
—	(h)	ML Trust VII, Series 7, Class B, PO, 04/20/18	—	(h)
9		ML Trust XLVII, Series 47, Class Z, 8.985%, 10/20/20	10
830		Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.683%, 04/25/34	875
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 15,269.375%, 04/20/21	—	(h)
		MortgageIT Trust,
494		Series 2005-1, Class 1A1, VAR, 0.839%, 02/25/35	482
216		Series 2005-5, Class A1, VAR, 0.459%, 12/25/35	195
489		NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	490
		Nomura Asset Acceptance Corp. Alternative Loan Trust,
91		Series 2003-A1, Class A1, 5.500%, 05/25/33	94
41		Series 2003-A1, Class A2, 6.000%, 05/25/33	43
32		Series 2003-A1, Class A5, 7.000%, 04/25/33	33
7		Series 2003-A1, Class A7, 5.000%, 04/25/18	7
1,105		Nomura Resecuritization Trust, Series 2010-6RA, Class 1A5, VAR, 2.650%, 03/26/36 (e)	1,099
		Prime Mortgage Trust,
42		Series 2004-1, Class 2A3, 5.250%, 08/25/34	43
695		Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	729
325		Series 2005-4, Class 2PO, PO, 10/25/35	98
449		Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 2.483%, 05/25/35	453
		RALI Trust,
33		Series 2001-QS19, Class A2, 6.000%, 12/25/16	33

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
15	Series 2002-QS16, Class A3, IF, 16.206%, 10/25/17	15
782	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	824
193	Series 2003-QR24, Class A5, 4.000%, 07/25/33	193
18	Series 2003-QS1, Class A6, 4.250%, 01/25/33	18
81	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	4
185	Series 2003-QS12, Class A2A, IF, IO, 7.401%, 06/25/18	12
3,240	Series 2003-QS13, Class A2, 4.000%, 07/25/33	3,076
612	Series 2003-QS13, Class A5, VAR, 0.849%, 07/25/33	569
3,634	Series 2003-QS13, Class A6, IF, IO, 0.600%, 07/25/33	83
311	Series 2003-QS14, Class A1, 5.000%, 07/25/18	315
235	Series 2003-QS18, Class A1, 5.000%, 09/25/18	239
474	Series 2003-QS19, Class A1, 5.750%, 10/25/33	499
56	Series 2003-QS3, Class A2, IF, 16.061%, 02/25/18	59
134	Series 2003-QS9, Class A3, IF, IO, 7.351%, 05/25/18	9
764	Series 2004-QA4, Class NB3, VAR, 3.805%, 09/25/34	762
230	Series 2004-QA6, Class NB2, VAR, 3.065%, 12/26/34	191
1,315	Series 2004-QS7, Class A4, 5.500%, 05/25/34	1,351
223	Series 2005-QA10, Class A31, VAR, 3.553%, 09/25/35	186
1,794	Series 2005-QA6, Class A32, VAR, 3.448%, 05/25/35	1,516
399	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	334
	RBSSP Resecuritization Trust,
814	Series 2009-1, Class 1A1, 6.500%, 02/26/36 (e)	876
238	Series 2009-2, Class 1A1, 7.000%, 08/26/37 (e)	251
372	Series 2009-9, Class 7A4, VAR, 6.000%, 07/26/37 (e)	378
651	Series 2009-12, Class 1A1, VAR, 5.822%, 11/25/33 (e)	683

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	227

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
665	Series 2010-9, Class 7A5, VAR, 4.000%, 05/26/37 (e)	671
1,309	Series 2012-3, Class 3A1, VAR, 0.341%, 09/26/36 (e)	1,254
5,733	Series 2012-6, Class 2A1, VAR, 0.351%, 10/26/36 (e)	5,552
	Residential Asset Securitization Trust,
8	Series 2002-A13, Class A4, 5.250%, 12/25/17	8
275	Series 2003-A5, Class A1, 5.500%, 06/25/33	281
144	Series 2003-A13, Class A3, 5.500%, 01/25/34	148
27	Series 2003-A14, Class A1, 4.750%, 02/25/19	28
640	Series 2004-IP2, Class 1A1, VAR, 2.492%, 12/25/34	642
4,294	Series 2005-A2, Class A4, IF, IO, 4.851%, 03/25/35	586
2,005	Series 2005-A16, Class AX, IO, 5.750%, 02/25/36	454
708	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	638
426	Series 2006-A6, Class 2A13, 6.000%, 07/25/36	373
	RFMSI Trust,
490	Series 2003-S4, Class A4, 5.750%, 03/25/33	503
67	Series 2003-S13, Class A3, 5.500%, 06/25/33	67
47	Series 2003-S14, Class A4, PO, 07/25/18	44
120	Series 2003-S16, Class A3, 5.000%, 09/25/18	120
145	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	147
194	Series 2004-S6, Class 2A6, PO, 06/25/34	166
498	Series 2005-SA4, Class 1A1, VAR, 2.832%, 09/25/35	416
	RFSC Trust,
2	Series 2002-RM1, Class API, PO, 12/25/17	2
15	Series 2003-RM2, Class AP-3, PO, 05/25/33	14
	Salomon Brothers Mortgage Securities VII, Inc.,
631	Series 2003-HYB1, Class A, VAR, 2.501%, 09/25/33	639
9	Series 2003-UP2, Class PO1, PO, 12/25/18	8
	Sequoia Mortgage Trust,
894	Series 2003-1, Class 1A, VAR, 0.963%, 04/20/33	856

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
1,198	Series 2004-8, Class A1, VAR, 0.903%, 09/20/34	1,140
1,242	Series 2004-8, Class A2, VAR, 1.269%, 09/20/34	1,201
3,348	Series 2004-9, Class A1, VAR, 0.883%, 10/20/34	3,196
1,075	Series 2004-10, Class A1A, VAR, 0.823%, 11/20/34	1,028
	Springleaf Mortgage Loan Trust,
3,270	Series 2012-3A, Class A, VAR, 1.570%, 12/25/59 (e)	3,270
3,081	Series 2012-3A, Class M1, VAR, 2.660%, 12/25/59 (e)	3,085
1,413	Series 2012-3A, Class M2, VAR, 3.560%, 12/25/59 (e)	1,417
943	Series 2012-3A, Class M3, VAR, 4.440%, 12/25/59 (e)	947
437	Series 2012-3A, Class M4, VAR, 5.300%, 12/25/59 (e)	439
3,574	Series 2013-1A, Class A, VAR, 1.270%, 06/25/58 (e)	3,570
2,644	Series 2013-1A, Class M1, VAR, 2.310%, 06/25/58 (e)	2,651
1,800	Series 2013-1A, Class M2, VAR, 3.140%, 06/25/58 (e)	1,806
1,268	Series 2013-1A, Class M3, VAR, 3.790%, 06/25/58 (e)	1,276
2,052	Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	2,053
1,493	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	1,511
613	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 2.357%, 06/25/34	611
	Structured Asset Mortgage Investments II Trust,
1,378	Series 2004-AR5, Class 1A1, VAR, 0.865%, 10/19/34	1,318
2,411	Series 2005-AR5, Class A3, VAR, 0.455%, 07/19/35	2,300
1,954	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 3.800%, 12/25/33	1,960
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
195	Series 2003-32, Class 1A1, VAR, 5.536%, 11/25/33	201
573	Series 2003-34A, Class 3A3, VAR, 2.515%, 11/25/33	567

SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
558	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	570
233	Series 2003-33H, Class 1APO, PO, 10/25/33	215
1,456	Series 2004-5H, Class A4, 5.540%, 12/25/33	1,496
221	Structured Asset Securities Corp. Trust, Series 2005-6, Class 4A1, 5.000%, 05/25/35	224
	Thornburg Mortgage Securities Trust,
111	Series 2003-4, Class A1, VAR, 0.839%, 09/25/43	107
114	Series 2004-1, Class II2A, VAR, 1.456%, 03/25/44	111
	WaMu Mortgage Pass-Through Certificates Trust,
19	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	19
682	Series 2003-AR7, Class A7, VAR, 2.415%, 08/25/33	685
545	Series 2003-AR8, Class A, VAR, 2.489%, 08/25/33	559
491	Series 2003-AR9, Class 2A, VAR, 2.524%, 09/25/33	488
1,935	Series 2003-AR9, Class 1A6, VAR, 2.468%, 09/25/33	1,958
1,390	Series 2003-AR11, Class A6, VAR, 2.430%, 10/25/33	1,408
600	Series 2003-S1, Class A5, 5.500%, 04/25/33	620
166	Series 2003-S3, Class 1A4, 5.500%, 06/25/33	172
37	Series 2003-S7, Class A1, 4.500%, 08/25/18	37
140	Series 2003-S8, Class A6, 4.500%, 09/25/18	141
41	Series 2003-S9, Class P, PO, 10/25/33	32
1,408	Series 2003-S9, Class A8, 5.250%, 10/25/33	1,445
125	Series 2004-AR3, Class A1, VAR, 2.464%, 06/25/34	127
849	Series 2004-AR3, Class A2, VAR, 2.464%, 06/25/34	859
448	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	456
136	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	139
237	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	248

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
2,168	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	2,267
177	Series 2006-AR10, Class 2P, VAR, 2.422%, 09/25/36	156
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
181	Series 2005-1, Class 1A1, 5.500%, 03/25/35	182
6,916	Series 2005-2, Class 1A4, IF, IO, 4.851%, 04/25/35	1,018
113	Series 2005-4, Class DP, PO, 06/25/20	109
893	Series 2005-4, Class CB7, 5.500%, 06/25/35	819
814	Series 2005-6, Class 2A4, 5.500%, 08/25/35	778
9,151	Series 2005-11, Class A4, IF, IO, 4.751%, 01/25/36	1,444
	Washington Mutual MSC Mortgage Pass-Through Certificates,
439	Series 2004-RA2, Class 2A, 7.000%, 07/25/33	478
34	Series 2004-RA4, Class 1P, PO, 04/25/19	33
691	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	681
	Wells Fargo Mortgage-Backed Securities Trust,
1,150	Series 2003-G, Class A1, VAR, 2.615%, 06/25/33	1,161
231	Series 2003-K, Class 1A1, VAR, 2.520%, 11/25/33	232
63	Series 2003-K, Class 1A2, VAR, 2.520%, 11/25/33	64
121	Series 2004-B, Class A1, VAR, 2.492%, 02/25/34	121
1,233	Series 2004-I, Class 1A1, VAR, 2.638%, 07/25/34	1,247
2,590	Series 2004-P, Class 2A1, VAR, 2.734%, 09/25/34	2,600
85	Series 2004-Q, Class 1A3, VAR, 2.730%, 09/25/34	85
2,492	Series 2004-S, Class A1, VAR, 2.714%, 09/25/34	2,551
1,782	Series 2004-U, Class A1, VAR, 2.656%, 10/25/34	1,778
608	Series 2004-V, Class 1A1, VAR, 2.710%, 10/25/34	614
824	Series 2004-EE, Class 2A1, VAR, 2.703%, 12/25/34	829

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	229

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
103	Series 2004-EE, Class 2A2, VAR, 2.703%, 12/25/34	105
488	Series 2004-EE, Class 3A1, VAR, 2.624%, 12/25/34	492
131	Series 2005-9, Class 1APO, PO, 10/25/35	120
570	Series 2005-AR8, Class 2A1, VAR, 2.655%, 06/25/35	572
365	Series 2005-AR16, Class 2A1, VAR, 2.601%, 02/25/34	369
940	Series 2007-7, Class A7, 6.000%, 06/25/37	942
615	Series 2007-11, Class A14, 6.000%, 08/25/37	610

		292,459

	Total Collateralized Mortgage Obligations (Cost $1,088,678)	1,124,778

Commercial Mortgage-Backed Securities — 4.9%
	A10 Securitization LLC,
933	Series 2013-1, Class A, 2.400%, 11/15/25 (e)	935
1,456	Series 2015-1, Class A1, 2.100%, 04/15/34 (e)	1,448
431	Series 2015-1, Class A2, 3.130%, 04/15/34 (e)	431
375	Series 2015-1, Class B, 4.120%, 04/15/34 (e)	372
	ACRE Commercial Mortgage Trust, (Cayman Islands),
473	Series 2014-FL2, Class B, VAR, 2.248%, 08/15/31 (e)	471
673	Series 2014-FL2, Class C, VAR, 2.698%, 08/15/31 (e)	669
350	Series 2014-FL2, Class D, VAR, 3.598%, 08/15/31 (e)	349
	BAMLL Commercial Mortgage Securities Trust,
1,120	Series 2012-PARK, Class A, 2.959%, 12/10/30 (e)	1,119
1,000	Series 2014-520M, Class A, VAR, 4.325%, 08/15/46 (e)	1,008
2,500	Series 2014-520M, Class C, VAR, 4.354%, 08/15/46 (e)	2,319
152	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 07/10/43	153
	BB-UBS Trust,
4,100	Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	4,103
5,000	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	4,944

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,100	CD Commercial Mortgage Trust, Series 2005-CD1, Class AJ, VAR, 5.337%, 07/15/44	1,099
1,824	Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class A, 2.110%, 01/12/30 (e)	1,840
3,000	COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class AM, 5.254%, 08/15/48	3,069
	COMM Mortgage Trust,
5,871	Series 2012-CR2, Class XA, IO, VAR, 2.044%, 08/15/45	530
1,500	Series 2013-300P, Class A1, 4.353%, 08/10/30 (e)	1,607
140,365	Series 2013-CR9, Class XB, IO, VAR, 0.250%, 07/10/45 (e)	2,143
1,247	Series 2013-SFS, Class A2, VAR, 3.086%, 04/12/35 (e)	1,248
1,500	Series 2014-CR19, Class A5, 3.796%, 08/10/47	1,561
1,542	Series 2015-CR24, Class A5, 3.696%, 08/10/48	1,581
1,562	Series 2015-CR25, Class A4, 3.759%, 08/10/48	1,607
525	Commercial Mortgage Pass-Through Certificates, Series 2012-MVP, Class A, VAR, 2.137%, 11/17/26 (e)	525
700	Commercial Mortgage Trust, Series 2006-GG7, Class AM, VAR, 6.014%, 07/10/38	718
1,975	DBWF Mortgage Trust, Series 2015-LCM, Class A1, 2.998%, 06/10/34 (e)	2,003
5,000	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Series KPLB, Class A, 2.770%, 05/25/25	4,937
	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
2,557	Series K029, Class A2, 3.320%, 02/25/23	2,682
4,000	Series K037, Class A2, 3.490%, 01/25/24	4,217
857	Series K038, Class A2, 3.389%, 03/25/24	896
2,000	Series KS01, Class A2, 2.522%, 01/25/23	2,009
	Government National Mortgage Association,
1,946	Series 2014-168, Class VA, VAR, 3.400%, 01/16/37	2,027
1,946	Series 2014-168, Class VB, VAR, 3.497%, 06/16/47	2,046
2,797	GS Mortgage Securities Corp. II, Series 2013-KING, Class A, 2.706%, 12/10/27 (e)	2,838

SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
	GS Mortgage Securities Corp. Trust,
20,000	Series 2012-SHOP, Class XA, IO, VAR, 1.438%, 06/05/31 (e)	913
2,444	Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	2,474
18,856	GS Mortgage Securities Trust, Series 2006-GG8, Class X, IO, VAR, 0.766%, 11/10/39 (e)	83
	JP Morgan Chase Commercial Mortgage Securities Trust,
76,300	Series 2006-CB15, Class X1, IO, VAR, 0.414%, 06/12/43	133
600	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	599
989	Series 2007-C1, Class A4, 5.716%, 02/15/51	1,044
18,973	KGS-Alpha SBA COOF Trust, Series 2012-6, Class A, IO, VAR, 0.577%, 05/25/39 (e)	415
2,686	Ladder Capital Commercial Mortgage Trust, Series 2013-GCP, Class A2, 3.985%, 02/15/36 (e)	2,783
	LB-UBS Commercial Mortgage Trust,
34,229	Series 2006-C1, Class XCL, IO, VAR, 0.564%, 02/15/41 (e)	39
1,925	Series 2007-C1, Class AM, 5.455%, 02/15/40	2,018
814	Series 2007-C2, Class A3, 5.430%, 02/15/40	851
925	ML-CFC Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 09/12/49	979
1,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	1,044
	Morgan Stanley Capital I Trust,
248	Series 2007-T27, Class A4, VAR, 5.825%, 06/11/42	265
1,213	Series 2011-C3, Class A3, 4.054%, 07/15/49	1,287
1,500	Series 2012-C4, Class A3, 2.991%, 03/15/45	1,539
	Morgan Stanley Re-REMIC Trust,
4,140	Series 2012-IO, Class AXA, 1.000%, 03/27/51 (e)	4,130
5,070	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	5,062
2,200	Series 2012-XA, Class B, 0.250%, 07/27/49 (e)	1,959
5,668	NCUA Guaranteed Notes Trust, Series 2010-C1, Class APT, 2.650%, 10/29/20	5,691
504	NorthStar, (Cayman Islands), Series 2013-1A, Class B, VAR, 5.191%, 08/25/29 (e)	509

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	PFP III Ltd., (Cayman Islands),
345	Series 2015-2, Class A, VAR, 1.644%, 07/14/34 (e)	345
704	Series 2015-2, Class C, VAR, 3.444%, 07/14/34 (e)	704
487	Series 2015-2, Class D, VAR, 4.194%, 07/14/34 (e)	487
1,307	RAIT Trust, Series 2014-FL3, Class A, VAR, 1.448%, 12/15/31 (e)	1,304
2,123	RBS Commercial Funding, Inc. Trust, Series 2013-SMV, Class A, 3.260%, 03/11/31 (e)	2,128
1,352	RCMC LLC, Series 2012-CRE1, Class A, 5.623%, 11/15/44 (e)	1,377
981	Resource Capital Corp., Ltd., (Cayman Islands), Series 2015-CRE4, Class B, VAR, 3.187%, 08/15/32 (e)	981
1,348	RREF LLC, Series 2015-LT7, Class A, 3.000%, 12/25/32 (e)	1,347
7,496	UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, IO, VAR, 2.429%, 05/10/45 (e)	786
3,015	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	3,102
	UBS-Barclays Commercial Mortgage Trust,
1,300	Series 2012-C2, Class A4, 3.525%, 05/10/63	1,342
14,833	Series 2012-C2, Class XA, IO, VAR, 1.885%, 05/10/63 (e)	1,018
857	Series 2013-C6, Class A4, 3.244%, 04/10/46	863
	VNDO Mortgage Trust,
2,991	Series 2012-6AVE, Class A, 2.996%, 11/15/30 (e)	2,996
2,500	Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	2,649
	Wachovia Bank Commercial Mortgage Trust,
136	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	136
88,802	Series 2006-C24, Class XC, IO, VAR, 0.258%, 03/15/45 (e)	27
	Wells Fargo Commercial Mortgage Trust,
3,000	Series 2013-120B, Class A, VAR, 2.800%, 03/18/28 (e)	3,020
1,458	Series 2015-C30, Class A4, 3.664%, 09/15/58	1,489
1,474	Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	1,474

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	231

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
	WFRBS Commercial Mortgage Trust,
1,250	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	1,355
1,200	Series 2012-C6, Class A4, 3.440%, 04/15/45	1,244
750	Series 2013-C11, Class D, VAR, 4.320%, 03/15/45 (e)	715

	Total Commercial Mortgage-Backed Securities (Cost $123,500)	124,210

Mortgage Pass-Through Securities — 38.3%
	Federal Home Loan Mortgage Corp.,
172	ARM, 1.936%, 05/01/37	181
203	ARM, 2.077%, 08/01/36	214
191	ARM, 2.100%, 10/01/36	202
345	ARM, 2.145%, 10/01/36	364
195	ARM, 2.204%, 11/01/36	208
114	ARM, 2.209%, 03/01/35	120
306	ARM, 2.240%, 11/01/36	327
52	ARM, 2.276%, 02/01/37	56
720	ARM, 2.301%, 03/01/37	763
184	ARM, 2.319%, 11/01/36	196
147	ARM, 2.355%, 12/01/33	157
227	ARM, 2.359%, 03/01/36	243
186	ARM, 2.369%, 04/01/34	197
214	ARM, 2.375%, 01/01/35	227
116	ARM, 2.411%, 09/01/37	124
435	ARM, 2.412%, 11/01/36	464
20	ARM, 2.457%, 01/01/30	21
212	ARM, 2.465%, 09/01/36	226
187	ARM, 2.483%, 02/01/37	199
90	ARM, 2.488%, 10/01/37	96
204	ARM, 2.491%, 05/01/36	218
291	ARM, 2.504%, 12/01/35	310
192	ARM, 2.505%, 05/01/38	205
121	ARM, 2.566%, 12/01/36	130
473	ARM, 2.599%, 06/01/36	505
754	ARM, 2.653%, 10/01/36	810
104	ARM, 2.657%, 07/01/37	112
107	ARM, 2.660%, 02/01/37	115
257	ARM, 2.669%, 04/01/38	277
91	ARM, 2.828%, 02/01/37	98
369	ARM, 3.094%, 03/01/36	392
28	ARM, 6.335%, 10/01/36	28
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
50	4.500%, 10/01/18	52

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

65		5.000%, 12/01/18	68
483		5.500%, 06/01/17 - 12/01/22	522
424		6.000%, 06/01/17 - 03/01/22	441
168		6.500%, 02/01/17 - 03/01/22	176
54		7.000%, 03/01/17 - 07/01/17	55
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
1,625		4.000%, 02/01/32	1,726
1,127		5.500%, 05/01/27 - 03/01/28	1,258
348		6.000%, 12/01/22 - 02/01/24	393
751		6.500%, 05/01/22 - 01/01/28	859
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
159		4.000%, 10/01/33	169
5,159		4.500%, 05/01/41	5,628
4,236		5.000%, 08/01/40	4,665
2,780		5.500%, 01/01/33 - 03/01/40	3,120
465		6.000%, 11/01/28 - 12/01/33	530
2,486		6.500%, 05/01/24 - 03/01/38	2,891
779		7.000%, 07/01/29 - 10/01/36	924
51		7.500%, 09/01/38	63
23		8.500%, 08/01/30	24
		Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
828		7.500%, 01/01/32 - 12/01/36	978
376		10.000%, 10/01/30	419
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
27,611		3.500%, 10/01/32 - 06/01/43	28,858
12,574		4.000%, 09/01/32 - 10/01/42	13,487
1,172		5.500%, 02/01/18 - 12/01/35	1,267
2,210		6.000%, 02/01/33 - 04/01/36	2,431
3,302		6.500%, 11/01/36 - 10/17/38	3,718
1		7.000%, 03/01/16	1
29		10.500%, 07/20/21	31
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
3		7.500%, 03/01/17 - 05/01/17	3
1		8.750%, 06/01/17	1
—	(h)	12.000%, 07/01/19	—	(h)
		Federal National Mortgage Association,
440		ARM, 1.570%, 08/01/34	456
199		ARM, 1.784%, 01/01/33	208
330		ARM, 1.787%, 07/01/33	346
193		ARM, 1.808%, 10/01/34	204
417		ARM, 1.881%, 02/01/35	438
2,129		ARM, 1.892%, 01/01/35	2,232

SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
203	ARM, 1.913%, 02/01/35	213
4	ARM, 1.928%, 03/01/19	4
388	ARM, 1.975%, 09/01/36	408
498	ARM, 2.048%, 05/01/35	526
231	ARM, 2.059%, 10/01/34	245
151	ARM, 2.074%, 04/01/34	159
214	ARM, 2.110%, 09/01/34	227
245	ARM, 2.117%, 11/01/37	260
297	ARM, 2.118%, 10/01/34	315
155	ARM, 2.135%, 09/01/35	166
145	ARM, 2.139%, 01/01/36	153
324	ARM, 2.147%, 11/01/33	345
156	ARM, 2.162%, 06/01/35	165
299	ARM, 2.183%, 10/01/36	319
159	ARM, 2.199%, 02/01/34	170
245	ARM, 2.214%, 10/01/34	259
98	ARM, 2.251%, 01/01/34	104
51	ARM, 2.262%, 04/01/34	52
71	ARM, 2.277%, 11/01/33	75
265	ARM, 2.296%, 08/01/36	283
213	ARM, 2.344%, 08/01/34	226
114	ARM, 2.345%, 05/01/35	121
67	ARM, 2.345%, 05/01/35	72
546	ARM, 2.350%, 07/01/37	581
173	ARM, 2.353%, 06/01/34	185
435	ARM, 2.390%, 12/01/37	465
316	ARM, 2.410%, 12/01/36 - 01/01/38	337
612	ARM, 2.414%, 04/01/35	651
209	ARM, 2.435%, 09/01/33	223
354	ARM, 2.441%, 04/01/35	377
333	ARM, 2.443%, 07/01/33	355
219	ARM, 2.446%, 11/01/36	233
234	ARM, 2.460%, 05/01/34	250
286	ARM, 2.520%, 07/01/36	304
201	ARM, 2.553%, 12/01/36	214
123	ARM, 2.561%, 07/01/37	132
186	ARM, 2.575%, 10/01/36	201
384	ARM, 2.578%, 06/01/36	409
357	ARM, 2.583%, 10/01/34	382
13	ARM, 2.602%, 09/01/27	14
4,410	ARM, 2.875%, 03/01/36	4,697
32	ARM, 3.724%, 03/01/29	34
1,005	3.300%, 07/01/30	1,011
	Federal National Mortgage Association, 15 Year, Single Family,
129	4.500%, 03/01/19	135

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

811		5.000%, 06/01/18 - 08/01/24	859
1,132		5.500%, 11/01/18 - 11/01/23	1,197
692		6.000%, 06/01/16 - 08/01/21	720
654		6.500%, 08/01/16 - 02/01/24	716
195		7.000%, 05/01/17 - 08/01/21	204
14		7.500%, 03/01/17 - 10/01/17	14
—	(h)	8.000%, 11/01/15	—	(h)
		Federal National Mortgage Association, 20 Year, Single Family,
7,842		3.500%, 12/01/30 - 08/01/32	8,253
3,793		4.000%, 01/01/35	4,097
312		6.000%, 09/01/29	352
879		6.500%, 05/01/22 - 12/01/27	1,010
32		7.500%, 09/01/21	35
		Federal National Mortgage Association, 30 Year, FHA/VA,
48		6.000%, 09/01/33	52
2,924		6.500%, 02/01/29 - 08/01/39	3,430
108		7.000%, 10/01/28 - 02/01/33	125
41		8.000%, 06/01/28	47
10		8.500%, 03/01/30 - 06/01/30	11
133		9.000%, 05/01/18 - 06/01/31	150
5		10.000%, 07/01/19	5
5		10.500%, 11/01/18	5
9		11.000%, 04/01/19	9
		Federal National Mortgage Association, 30 Year, Single Family,
4,838		3.500%, 03/01/43	5,030
1,852		4.000%, 08/01/33 - 04/01/34	1,985
936		4.500%, 05/01/29 - 09/01/34	1,018
1,024		5.000%, 06/01/33 - 09/01/35	1,142
3,172		5.500%, 11/01/32 - 05/01/40	3,620
3,468		6.000%, 12/01/28 - 11/01/38	3,964
2,852		6.500%, 11/01/29 - 09/01/38	3,325
3,431		7.000%, 04/01/20 - 01/01/39	4,067
2,361		7.500%, 08/01/36 - 04/01/39	2,947
591		8.000%, 03/01/27 - 10/01/36	707
81		8.500%, 12/01/27 - 02/01/30	91
—	(h)	9.000%, 04/01/26	—	(h)
6		9.500%, 07/01/28	6
4		10.000%, 02/01/24	4
		Federal National Mortgage Association, Other,
1,982		VAR, 0.567%, 03/01/25	1,982
5,000		VAR, 0.807%, 12/01/20	4,999
3,727		VAR, 0.987%, 03/01/22	3,726
115		VAR, 2.366%, 08/01/34	122

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	233

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
2,378	VAR, 6.070%, 11/01/18	2,525
1,980	ARM, 0.657%, 08/01/22	1,981
3,700	09/25/25 - 09/30/35 (w)	3,891
2,000	1.690%, 12/01/19	1,990
1,922	1.750%, 06/01/20	1,909
2,830	2.000%, 12/01/20	2,832
20,000	2.010%, 06/01/20	20,146
4,134	2.150%, 01/01/23	4,089
1,669	2.240%, 12/01/22	1,660
8,129	2.340%, 12/01/22 - 01/01/23	8,125
12,148	2.370%, 11/01/22 - 12/01/22	12,160
1,908	2.380%, 11/01/22	1,914
716	2.395%, 01/01/22	725
6,000	2.400%, 12/01/22 - 02/01/23	5,991
5,713	2.410%, 11/01/22	5,730
3,325	2.420%, 12/01/22	3,334
5,944	2.460%, 02/01/23	6,006
2,919	2.470%, 09/01/22 - 11/01/22	2,932
5,500	2.500%, 04/01/23	5,457
4,965	2.510%, 10/01/22 - 06/01/23	5,017
13,730	2.520%, 10/01/22 - 05/01/23	13,820
11,483	2.530%, 10/01/22 - 12/01/22	11,596
2,500	2.590%, 11/01/21	2,551
5,148	2.600%, 06/01/22	5,254
2,600	2.630%, 09/01/21 - 11/01/21	2,664
1,933	2.640%, 04/01/23	1,967
10,320	2.650%, 08/01/22 - 03/01/23	10,466
2,000	2.660%, 12/01/22	2,056
8,653	2.670%, 07/01/22	8,848
5,790	2.690%, 07/01/22	5,966
5,000	2.700%, 04/01/25	4,961
2,806	2.740%, 05/01/22	2,885
6,568	2.750%, 03/01/22 - 07/01/22	6,746
7,000	2.760%, 06/01/22	7,155
11,739	2.790%, 06/01/22 - 06/01/27	12,048
1,730	2.810%, 05/01/27	1,700
9,250	2.830%, 07/01/22 - 05/01/27	9,343
8,051	2.860%, 05/01/22 - 08/01/22	8,329
1,300	2.870%, 09/01/27	1,300
1,510	2.890%, 01/01/25	1,518
9,706	2.900%, 05/01/22 - 12/01/24	10,031
3,000	2.920%, 05/01/30	2,974
3,778	2.940%, 05/01/22	3,930
2,000	2.950%, 12/01/24	2,026
2,064	2.960%, 06/01/30	2,026
4,970	2.980%, 03/01/22 - 06/01/22	5,173

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

4,877	2.990%, 02/01/22 - 01/01/25	5,031
9,241	3.000%, 05/01/22 - 08/01/43	9,423
6,246	3.020%, 05/01/22 - 06/01/25	6,483
16,278	3.030%, 12/01/21 - 04/01/30	16,763
2,000	3.040%, 12/01/24	2,038
4,863	3.080%, 05/01/22 - 06/01/27	4,998
7,503	3.090%, 01/01/22	7,865
1,977	3.100%, 05/01/22	2,074
2,395	3.100%, 09/01/25 (w)	2,415
4,000	3.110%, 12/01/24	4,098
11,597	3.120%, 01/01/22 - 06/01/35	12,009
8,877	3.130%, 01/01/22 - 06/01/30	8,919
11,297	3.140%, 02/01/22 - 12/01/26	11,797
5,266	3.200%, 02/01/22 - 06/01/30	5,470
2,528	3.230%, 11/01/20	2,679
2,170	3.235%, 10/01/26	2,230
4,950	3.240%, 01/01/22	5,228
1,936	3.270%, 11/01/20	2,058
2,860	3.280%, 10/01/20	3,038
6,941	3.290%, 10/01/20 - 08/01/26	7,205
2,500	3.320%, 08/01/30	2,536
3,958	3.350%, 11/01/20	4,207
3,692	3.360%, 10/01/20	3,926
3,600	3.370%, 11/01/20	3,830
1,500	3.370%, 09/01/30	1,509
1,500	3.380%, 12/01/23	1,573
927	3.382%, 10/01/20	990
1,500	3.390%, 12/01/29	1,534
7,995	3.430%, 09/01/20 - 11/01/21	8,520
2,352	3.460%, 04/01/27	2,441
2,500	3.480%, 12/01/20	2,674
6,500	3.490%, 09/01/23	6,940
23,361	3.500%, 02/01/33 - 06/01/43	24,400
4,594	3.523%, 12/01/20	4,915
2,500	3.540%, 10/01/20	2,681
2,000	3.550%, 02/01/30	2,080
1,574	3.570%, 11/01/34	1,676
3,738	3.590%, 12/01/20 - 08/01/23	3,987
2,787	3.600%, 09/01/20	2,993
2,471	3.610%, 11/01/34	2,621
12,729	3.620%, 09/01/20	13,679
1,984	3.630%, 10/01/29	2,071
6,100	3.670%, 07/01/23	6,516
7,104	3.740%, 07/01/20 - 07/01/23	7,655
5,000	3.765%, 12/01/25	5,363
26,771	3.770%, 01/01/21 - 09/01/21	29,038

SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
6,200	3.830%, 12/01/21	6,668
1,840	3.840%, 09/01/20	1,979
2,345	3.860%, 07/01/21	2,535
3,000	3.870%, 01/01/21	3,255
5,000	3.890%, 09/01/21	5,485
3,487	3.930%, 07/01/20 - 01/01/21	3,785
4,000	3.940%, 07/01/21	4,375
20,115	3.950%, 07/01/20 - 07/01/21	21,935
2,873	3.960%, 08/01/20	3,119
5,675	3.970%, 06/01/21 - 07/01/21	6,186
2,000	3.980%, 11/01/16	1,996
2,240	3.990%, 07/01/21	2,444
24,297	4.000%, 11/01/33 - 07/01/42	26,095
3,000	4.020%, 06/01/21	3,274
1,600	4.040%, 10/01/20	1,747
3,271	4.050%, 08/01/21	3,592
8,000	4.060%, 07/01/21	8,788
7,636	4.066%, 07/01/20	8,313
2,240	4.070%, 10/01/21	2,465
10,791	4.080%, 11/01/26	11,768
1,860	4.120%, 04/01/20	2,029
2,308	4.130%, 07/01/20	2,524
8,311	4.160%, 03/01/21 - 07/01/21	9,161
4,371	4.240%, 06/01/21	4,840
2,000	4.250%, 04/01/21	2,207
22,747	4.281%, 01/01/20	24,633
3,992	4.290%, 06/01/20	4,392
1,456	4.295%, 06/01/21	1,615
876	4.298%, 01/01/21	968
1,453	4.300%, 04/01/21	1,611
7,524	4.310%, 06/01/21	8,353
2,368	4.320%, 06/01/21	2,631
2,655	4.330%, 02/01/21 - 07/01/21	2,949
9,000	4.340%, 06/01/21	9,977
5,790	4.350%, 04/01/20 - 02/01/21	6,390
3,907	4.380%, 01/01/21 - 04/01/21	4,337
3,261	4.381%, 04/01/20	3,565
6,624	4.399%, 02/01/20	7,320
5,800	4.400%, 02/01/20	6,398
5,884	4.480%, 02/01/21 - 06/01/21	6,593
143	4.500%, 08/01/33	153
3,370	4.552%, 08/01/26	3,765
4,733	4.640%, 01/01/21	5,311
2,835	4.762%, 08/01/26	3,265
3,799	4.970%, 02/01/31	4,408
1,438	5.000%, 04/01/22 - 01/01/36	1,619

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

1,459		5.500%, 03/01/17 - 04/01/38	1,591
1,630		6.000%, 02/01/36 - 11/01/39	1,798
297		6.500%, 10/01/35 - 06/01/36	336
1,802		7.000%, 12/01/36 - 10/01/46	2,038
5		10.323%, 06/15/21	5
2		11.000%, 08/20/20	2
19		Government National Mortgage Association II, 15 Year, Single Family, 6.000%, 04/20/17	19
		Government National Mortgage Association II, 30 Year, Single Family,
3,068		4.250%, 12/20/44	3,341
550		5.500%, 09/20/39	615
2,769		6.000%, 08/20/39	3,148
2,066		6.500%, 10/20/33 - 01/20/39	2,407
14		7.500%, 02/20/28 - 09/20/28	17
22		8.000%, 06/20/26 - 10/20/27	27
14		8.500%, 03/20/25 - 05/20/25	16
		Government National Mortgage Association II, Other,
2,917		4.433%, 05/20/63	3,183
2,027		4.462%, 05/20/63	2,211
3,105		4.479%, 04/20/63	3,388
167		6.000%, 11/20/38	179
		Government National Mortgage Association, 15 Year, Single Family,
85		6.000%, 06/15/18	88
9		7.000%, 10/15/16	9
6		7.500%, 11/15/17	6
1		8.000%, 01/15/16	1
		Government National Mortgage Association, 30 Year, Single Family,
75		6.375%, 08/15/26	85
1,742		6.500%, 10/15/27 - 04/15/33	2,005
1,581		7.000%, 09/15/31 - 03/15/37	1,861
55		7.500%, 11/15/22 - 01/15/33	58
2		8.000%, 09/15/22	2
6		9.000%, 01/15/31	6
287		9.500%, 10/15/24	316
—	(h)	11.000%, 01/15/21	—	(h)
		Government National Mortgage Association, Other, 20 Year, Single Family,
354		6.500%, 08/15/22 - 11/15/23	404
40		7.000%, 08/15/23	43

		Total Mortgage Pass-Through Securities (Cost $941,759)	970,456

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	235

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — 1.0%
	U.S. Treasury Bonds,
200	4.375%, 02/15/38	254
200	4.500%, 05/15/38	258
	U.S. Treasury Coupon STRIPS,
2,300	1.808%, 05/15/20 (n)	2,128
140	1.921%, 08/15/23 (n)	118
2,350	2.216%, 02/15/24 (n)	1,944
6,000	2.281%, 05/15/21 (n)	5,394
1,500	2.287%, 05/15/22 (n)	1,310
500	2.520%, 05/15/23 (n)	423
1,000	2.522%, 11/15/22 (n)	862
2,360	2.590%, 02/15/23 (n)	2,019
750	2.951%, 02/15/33 (n)	456
500	3.202%, 08/15/30 (n)	331
800	3.226%, 02/15/30 (n)	539
800	3.287%, 08/15/31 (n)	513
650	5.615%, 11/15/30 (n)	427
500	5.824%, 02/15/29 (n)	348
200	5.999%, 08/15/28 (n)	142
	U.S. Treasury Notes,
700	1.750%, 10/31/20	704
4,300	1.750%, 05/15/23	4,207

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,500	2.000%, 10/31/21	2,523
1,000	2.125%, 12/31/21	1,015

	Total U.S. Treasury Obligations (Cost $25,212)	25,915

Loan Assignments — 0.0% (g)
	Financials — 0.0% (g)
	Real Estate Management & Development — 0.0% (g)
555	Tricon Capital Group Inc., Revolving Loan, (Canada), VAR, 3.250%, 06/12/17	552

	Total Loan Assignments (Cost $555)	552

SHARES
Short-Term Investment — 5.8%
	Investment Company — 5.8%
146,679	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $146,679)	146,679

	Total Investments — 100.0% (Cost $2,467,913)	2,534,153
	Liabilities in Excess of Other Assets — 0.0% (g)	(844)

	NET ASSETS — 100.0%	$2,533,309

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 8.7%
6,319	Academic Loan Funding Trust, Series 2012-1A, Class A1, VAR, 0.999%, 12/27/22 (e)	6,295
2,807	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, VAR, 0.379%, 04/25/36	2,788
	Ally Auto Receivables Trust,
458	Series 2012-2, Class A4, 1.000%, 10/17/16	458
2,171	Series 2012-4, Class A4, 0.800%, 10/16/17	2,172
535	Series 2012-5, Class A3, 0.620%, 03/15/17	535
1,205	Series 2014-SN1, Class A3, 0.750%, 02/21/17	1,201
	American Credit Acceptance Receivables Trust,
422	Series 2013-1, Class A, 1.450%, 04/16/18 (e)	422
136	Series 2014-1, Class A, 1.140%, 03/12/18 (e)	135
4,251	Series 2015-1, Class A, 1.430%, 08/12/19 (e)	4,247
3,289	Series 2015-2, Class A, 1.570%, 06/12/19 (e)	3,290
	American Express Credit Account Master Trust,
4,411	Series 2014-2, Class A, 1.260%, 01/15/20	4,420
3,502	Series 2014-3, Class A, 1.490%, 04/15/20	3,526
	AmeriCredit Automobile Receivables Trust,
4	Series 2012-4, Class A3, 0.670%, 06/08/17	4
1,538	Series 2013-5, Class A3, 0.900%, 09/10/18	1,536
603	Series 2014-1, Class A3, 0.900%, 02/08/19	601
4,507	Series 2014-2, Class A3, 0.940%, 02/08/19	4,491
8,289	Series 2015-1, Class A3, 1.260%, 11/08/19	8,272
6,827	Series 2015-2, Class A3, 1.270%, 01/08/20	6,816
56	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M1, VAR, 1.324%, 08/25/32	49
648	AXIS Equipment Finance Receivables II LLC, Series 2013-1A, Class A, 1.750%, 03/20/17 (e)	647
8,818	Axis Equipment Finance Receivables III LLC, Series 2015-1A, Class A2, 1.900%, 03/20/20 (e)	8,796

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

9,235	BA Credit Card Trust, Series 2015-A2, Class A, 1.360%, 09/15/20	9,219
	Bear Stearns Asset-Backed Securities Trust,
413	Series 2003-SD2, Class 2A, VAR, 2.968%, 06/25/43	413
398	Series 2006-SD1, Class A, VAR, 0.569%, 04/25/36	381
7,856	BMW Vehicle Lease Trust, Series 2014-1, Class A3, 0.730%, 02/21/17	7,850
1,619	BXG Receivables Note Trust, Series 2012-A, Class A, 2.660%,12/02/27 (e)	1,611
17,000	Cabela’s Credit Card Master Note Trust, Series 2012-1A, Class A1, 1.630%, 02/18/20 (e)	17,093
974	California Republic Auto Receivables Trust, Series 2012-1, Class A, 1.180%, 08/15/17 (e)	975
	Capital Auto Receivables Asset Trust,
720	Series 2013-3, Class A2, 1.040%, 11/21/16	720
8,077	Series 2013-3, Class A3, 1.310%, 12/20/17	8,086
6,310	Series 2013-4, Class A3, 1.090%, 03/20/18	6,307
2,991	Series 2014-1, Class A2, 0.960%, 04/20/17	2,990
1,030	Series 2014-2, Class A3, 1.260%, 05/21/18	1,031
2,068	Series 2014-3, Class A3, 1.480%, 11/20/18	2,068
3,440	Capital One Multi-Asset Execution Trust, Series 2013-A3, Class A3, 0.960%, 09/16/19	3,441
	CarFinance Capital Auto Trust,
162	Series 2013-2A, Class A, 1.750%, 11/15/17 (e)	162
3,924	Series 2014-1A, Class A, 1.460%, 12/17/18 (e)	3,919
1,550	Series 2014-1A, Class B, 2.720%, 04/15/20 (e)	1,564
12,467	Series 2014-2A, Class A, 1.440%, 11/16/20 (e)	12,444
5,809	Series 2015-1A, Class A, 1.750%, 06/15/21 (e)	5,813
	CarMax Auto Owner Trust,
403	Series 2011-2, Class A4, 1.350%, 02/15/17	403
7,196	Series 2012-1, Class A4, 1.250%, 06/15/17	7,207

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	237

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
1,015	Series 2012-3, Class A3, 0.520%, 07/17/17	1,014
2,222	Series 2013-1, Class A3, 0.600%, 10/16/17	2,221
1,645	Series 2013-4, Class A3, 0.800%, 07/16/18	1,643
2,925	Series 2014-4, Class A3, 1.250%, 11/15/19	2,924
2,509	Series 2015-2, Class A3, 1.370%, 03/16/20	2,506
1,035	Carnow Auto Receivables Trust, Series 2014-1A, Class A, 0.960%, 01/17/17 (e)	1,034
3,510	Centex Home Equity Loan Trust, Series 2002-C, Class AF4, SUB, 4.980%, 06/25/31	3,573
1,387	CIT Equipment Collateral, Series 2014-VT1, Class A3, 1.500%, 10/21/19 (e)	1,389
7,443	Citi Held For Asset Issuance, Series 2015-PM1, Class A, 1.850%, 12/15/21 (e)	7,442
	Citibank Credit Card Issuance Trust,
6,160	Series 2014-A2, Class A2, 1.020%, 02/22/19	6,157
4,750	Series 2014-A8, Class A8, 1.730%, 04/09/20	4,792
	CNH Equipment Trust,
594	Series 2012-C, Class A3, 0.570%, 12/15/17	591
2,395	Series 2013-C, Class A3, 1.020%, 08/15/18	2,395
4,900	Series 2014-B, Class A3, 0.910%, 05/15/19	4,893
3,677	Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.820%, 03/15/21 (e)	3,692
5	Countrywide Asset-Backed Certificates, Series 2005-6, Class M1, VAR, 0.689%, 12/25/35	5
	CPS Auto Receivables Trust,
789	Series 2012-A, Class A, 2.780%, 06/17/19 (e)	797
3,619	Series 2012-B, Class A, 2.520%, 09/16/19 (e)	3,641
844	Series 2013-A, Class A, 1.310%, 06/15/20 (e)	842
910	Series 2013-C, Class A, 1.640%, 04/16/18 (e)	911
1,834	Series 2013-D, Class A, 1.540%, 07/16/18 (e)	1,836

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,465	Series 2014-A, Class A, 1.210%, 08/15/18 (e)	1,463
3,482	Series 2014-B, Class A, 1.110%, 11/15/18 (e)	3,473
8,271	Series 2014-C, Class A, 1.310%, 02/15/19 (e)	8,269
5,130	Series 2015-A, Class A, 1.530%, 07/15/19 (e)	5,149
	CPS Auto Trust,
1,388	Series 2012-C, Class A, 1.820%, 12/16/19 (e)	1,394
1,972	Series 2012-D, Class A, 1.480%, 03/16/20 (e)	1,976
	Credit Acceptance Auto Loan Trust,
11,969	Series 2014-2A, Class A, 1.880%, 03/15/22 (e)	11,945
20,249	Series 2015-1A, Class A, 2.000%, 07/15/22 (e)	20,307
6,890	Series 2015-2A, Class A, 2.400%, 02/15/23 (e)	6,889
88	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, SUB, 5.510%, 08/25/32	95
128	CSMC Trust, Series 2006-CF1, Class A1, VAR, 0.509%, 11/25/35 (e)	127
1,113	CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class M1, VAR, 1.099%, 10/25/34	1,073
9,435	Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.120%, 12/15/21	9,569
4,710	Drive Auto Receivables Trust, Series 2015-AA, Class A2, 1.010%, 11/15/17 (e)	4,708
	DT Auto Owner Trust,
774	Series 2014-2A, Class A, 0.680%, 08/15/17 (e)	774
9,690	Series 2015-2A, Class A, 1.240%, 09/17/18 (e)	9,691
	Exeter Automobile Receivables Trust,
156	Series 2013-1A, Class A, 1.290%, 10/16/17 (e)	156
801	Series 2013-2A, Class A, 1.490%, 11/15/17 (e)	802
873	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	870
3,274	Series 2014-3A, Class A, 1.320%, 01/15/19 (e)	3,270
17,117	Series 2015-1A, Class A, 1.600%, 06/17/19 (e)	17,126

SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
5,732	Series 2015-2A, Class A, 1.540%, 11/15/19 (e)	5,729
9	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-20, Class A6, SUB, 7.990%, 09/25/29	10
3,581	Fifth Third Auto Trust, Series 2013-1, Class A3, 0.880%, 10/16/17	3,583
	First Investors Auto Owner Trust,
3,975	Series 2014-3A, Class A2, 1.060%, 11/15/18 (e)	3,972
10,738	Series 2015-1A, Class A2, 1.210%, 04/15/19 (e)	10,725
6,438	Series 2015-2A, Class A1, 1.590%, 12/16/19 (e)	6,442
5,962	FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	5,924
	Flagship Credit Auto Trust,
671	Series 2013-1, Class A, 1.320%, 04/16/18 (e)	671
3,097	Series 2013-2, Class A, 1.940%, 01/15/19 (e)	3,107
2,267	Series 2014-1, Class A, 1.210%, 04/15/19 (e)	2,260
7,475	Series 2014-2, Class A, 1.430%, 12/16/19 (e)	7,445
9,569	Series 2015-1, Class A, 1.630%, 06/15/20 (e)	9,539
16,044	Ford Credit Auto Lease Trust, Series 2014-B, Class A3, 0.890%, 09/15/17	16,036
	Ford Credit Auto Owner Trust,
672	Series 2013-A, Class A3, 0.550%, 07/15/17	672
4,566	Series 2013-C, Class A3, 0.820%, 12/15/17	4,564
3,511	Series 2014-B, Class A3, 0.900%, 10/15/18	3,509
1,669	Series 2015-A, Class A3, 1.280%, 09/15/19	1,672
6,799	Series 2015-B, Class A3, 1.160%, 11/15/19	6,796
9,050	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	9,046
2,143	GE Equipment Small Ticket LLC, Series 2014-1A, Class A3, 0.950%, 09/25/17 (e)	2,136
8,455	GLS Auto Receivables Trust, Series 2015-1A, Class A, 2.250%, 12/15/20 (e)	8,419
	GM Financial Automobile Leasing Trust,
6,831	Series 2014-1A, Class A3, 1.010%, 05/22/17 (e)	6,835

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

4,337		Series 2015-1, Class A3, 1.530%, 09/20/18	4,354
		GMAT Trust,
2,351		Series 2013-1A, Class A, SUB, 3.967%, 11/25/43 (e)	2,361
953		Series 2014-1A, Class A, SUB, 3.721%, 02/25/44 (e)	951
7,223		GO Financial Auto Securitization Trust, Series 2015-1, Class A, 1.810%, 03/15/18 (e)	7,216
14,078		HLSS Servicer Advance Receivables Trust, Series 2012-T2, Class A2, 1.990%, 10/15/45 (e)	14,064
—	(h)	Home Loan Trust, Series 2000-HI1, Class AI7, SUB, 8.290%, 02/25/25	—	(h)
		Honda Auto Receivables Owner Trust,
2,829		Series 2013-4, Class A3, 0.690%, 09/18/17	2,827
2,492		Series 2014-1, Class A3, 0.670%, 11/21/17	2,487
2,605		Series 2014-2, Class A3, 0.770%, 03/19/18	2,600
6,679		Series 2015-1, Class A3, 1.050%, 10/15/18	6,673
3,074		HSBC Home Equity Loan Trust USA, Series 2007-3, Class APT, VAR, 1.403%, 11/20/36	3,065
		Huntington Auto Trust,
2,590		Series 2012-1, Class A4, 1.180%, 06/15/17	2,592
2,893		Series 2012-2, Class A3, 0.510%, 04/17/17	2,892
		Hyundai Auto Receivables Trust,
695		Series 2012-A, Class A4, 0.950%, 12/15/16	695
2,985		Series 2012-B, Class A4, 0.810%, 03/15/18	2,985
2,360		Series 2013-A, Class A3, 0.560%, 07/17/17	2,359
8,000		Series 2013-A, Class A4, 0.750%, 09/17/18	7,983
784		Series 2014-A, Class A3, 0.790%, 07/16/18	783
3,265		Series 2014-B, Class A3, 0.900%, 12/17/18	3,264
1,559		Series 2015-B, Class A3, 1.120%, 11/15/19	1,555
3,416		Series 2015-B, Class A4, 1.480%, 06/15/21	3,405

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	239

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
2,326	John Deere Owner Trust, Series 2014-B, Class A3, 1.070%, 11/15/18	2,328
24,203	LV Tower 52 Issuer, Series 2013-1, Class A, 5.500%, 07/15/19 (e)	24,162
4,213	Mercedes-Benz Auto Lease Trust, Series 2014-A, Class A3, 0.680%, 12/15/16	4,214
2,680	Mercedes-Benz Auto Receivables Trust, Series 2013-1, Class A3, 0.780%, 08/15/17	2,681
746	Mid-State Trust VI, Series 6, Class A1, 7.340%, 07/01/35	799
493	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-SD1, Class M1, VAR, 2.449%, 03/25/33	460
462	MSCC Heloc Trust, Series 2007-1, Class A, VAR, 0.299%, 12/25/31	443
3,293	Nationstar HECM Loan Trust, Series 2015-1A, Class A, 3.844%, 05/25/18 (e)	3,297
733	Navitas Equipment Receivables LLC, Series 2013-1, Class A, 1.950%, 11/15/16 (e)	733
5,680	NCUA Guaranteed Notes Trust, Series 2010-A1, Class A, VAR, 0.540%, 12/07/20	5,671
7,820	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2015-T1, Class AT1, 2.315%, 08/15/46 (e)	7,820
1,354	Nissan Auto Lease Trust, Series 2014-A, Class A3, 0.800%, 02/15/17	1,350
2,911	Nissan Auto Receivables Owner Trust, Series 2012-A, Class A4, 1.000%, 07/16/18	2,914
4,899	Normandy Mortgage Loan Co. LLC, Series 2013-NPL3, Class A, SUB, 4.949%, 09/16/43 (e)	4,892
8,091	NYMT Residential LLC, Series 2013-RP3A, Class NOTE, SUB, 4.850%, 09/25/18 (e)	8,091
	Oak Hill Advisors Residential Loan Trust,
8,925	Series 2014-NPL2, Class A1, SUB, 3.475%, 04/25/54 (e)	8,902
7,440	Series 2015-NPL1, Class A1, SUB, 3.475%, 01/25/55 (e)	7,427
6,743	Series 2015-NPL2, Class A1, SUB, 3.721%, 07/25/55 (e)	6,746
2,269	Ocwen Freddie Advance Funding LLC, Series 2015-T1, Class AT1, 2.062%, 11/15/45 (e)	2,269
7,839	Ocwen Freddie Advance Funding LLC Advance Receivables Backed Notes, Series 2015-T2, Class AT2, 2.014%, 09/15/45 (e)	7,839

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

5,204	OnDeck Asset Securitization Trust LLC, Series 2014-1A, Class A, 3.150%, 05/17/18 (e)	5,204
	OneMain Financial Issuance Trust,
5,262	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	5,325
11,384	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	11,435
8,832	Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	8,936
14,251	Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	14,248
1,725	PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.440%, 04/15/16 (e)	1,730
8,909	Pretium Mortgage Credit Partners I LLC, Series 2015-NPL2, Class A1, SUB, 3.750%, 07/27/30 (e)	8,902
11,173	Progreso Receivables Funding III LLC, Series 2015-A, Class A, 3.625%, 02/08/20 (e)	11,203
10,672	Progress Residential Trust, Series 2015-SFR2, Class A, 2.740%, 06/12/32 (e)	10,583
16	RASC Trust, Series 2001-KS1, Class AI6, 6.349%, 03/25/32	16
4,720	RBSHD Trust, Series 2013-1A, Class A, SUB, 4.685%, 10/25/47 (e)	4,723
	Santander Drive Auto Receivables Trust,
658	Series 2013-4, Class A3, 1.110%, 12/15/17	658
1,203	Series 2014-3, Class A2A, 0.540%, 08/15/17	1,202
3,710	Series 2014-4, Class A3, 1.080%, 09/17/18	3,706
576	SNAAC Auto Receivables Trust, Series 2014-1A, Class A, 1.030%, 09/17/18 (e)	576
16,832	SpringCastle America Funding LLC, Series 2014-AA, Class A, 2.700%, 05/25/23 (e)	16,894
	Springleaf Funding Trust,
7,031	Series 2013-AA, Class A, 2.580%, 09/15/21 (e)	7,049
16,415	Series 2014-AA, Class A, 2.410%, 12/15/22 (e)	16,373
14,195	Series 2015-AA, Class A, 3.160%, 11/15/24 (e)	14,315
7,238	Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, SUB, 3.721%, 11/16/44 (e)	7,221

SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
4,800	Synchrony Credit Card Master Note Trust, Series 2015-2, Class A, 1.600%, 04/15/21	4,793
5,462	Trafigura Securitisation Finance plc, (Ireland), Series 2014-1A, Class A, VAR, 1.148%, 10/15/21 (e)	5,462
	Truman Capital Mortgage Loan Trust,
3,532	Series 2014-NPL1, Class A1, SUB, 3.228%, 07/25/53 (e)	3,523
1,220	Series 2014-NPL2, Class A1, SUB, 3.125%, 06/25/54 (e)	1,216
1,710	Series 2014-NPL3, Class A1, SUB, 3.125%, 04/25/53 (e)	1,700
12,657	U.S. Residential Opportunity Fund III Trust, Series 2015-1III, Class A, 3.721%, 01/27/35 (e)	12,623
15,135	Vericrest Opportunity Loan Trust, Series 2015-NPL3, Class A1, SUB, 3.375%, 10/25/58 (e)	15,087
6,899	Volkswagen Auto Lease Trust, Series 2015-A, Class A3, 1.250%, 12/20/17	6,903
2,135	VOLT NPL X LLC, Series 2014-NPL8, Class A1, SUB, 3.375%, 10/26/54 (e)	2,132
5,017	VOLT XVI LLC, Series 2014-NPL5, Class A1, SUB, 3.228%, 09/25/58 (e)	5,015
7,592	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	7,571
15,211	VOLT XXIV LLC, Series 2015-NPL6, Class A1, SUB, 3.500%, 02/25/55 (e)	15,178
13,456	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	13,441
13,455	VOLT XXVII LLC, Series 2014-NPL7, Class A1, SUB, 3.375%, 08/27/57 (e)	13,437
7,548	VOLT XXX LLC, Series 2015-NPL1, Class A1, SUB, 3.625%, 10/25/57 (e)	7,537
6,306	VOLT XXXI LLC, Series 2015-NPL2, Class A1, SUB, 3.375%, 02/25/55 (e)	6,284
8,300	VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	8,286
2,552	Westgate Resorts LLC, Series 2012-2A, Class A, 3.000%, 01/20/25 (e)	2,559
	World Omni Auto Receivables Trust,
43	Series 2012-A, Class A3, 0.640%, 02/15/17	43
4,750	Series 2012-A, Class A4, 0.850%, 08/15/18	4,737

	Total Asset-Backed Securities (Cost $901,676)	902,889

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — 6.0%
		Agency CMO — 5.2%
		Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
588		Series 31, Class Z, 8.000%, 04/25/24	678
98		Series 56, Class Z, 7.500%, 09/20/26	114
		Federal Home Loan Mortgage Corp. REMIC,
2		Series 2, Class Z, 9.300%, 03/15/19	2
2		Series 12, Class A, 9.250%, 11/15/19	2
4		Series 16, Class D, 10.000%, 10/15/19	4
9		Series 17, Class I, 9.900%, 10/15/19	10
18		Series 23, Class F, 9.600%, 04/15/20	19
7		Series 26, Class F, 9.500%, 02/15/20	7
1		Series 81, Class A, 8.125%, 11/15/20	1
8		Series 85, Class C, 8.600%, 01/15/21	9
6		Series 99, Class Z, 9.500%, 01/15/21	6
1		Series 159, Class H, 4.500%, 09/15/21	1
3		Series 189, Class D, 6.500%, 10/15/21	3
—	(h)	Series 1045, Class G, HB, 1,066.208%, 02/15/21	—	(h)
1		Series 1053, Class G, 7.000%, 03/15/21	2
4		Series 1056, Class KZ, 6.500%, 03/15/21	5
2		Series 1074, Class H, 8.500%, 05/15/21	2
7		Series 1082, Class C, 9.000%, 05/15/21	8
3		Series 1087, Class I, 8.500%, 06/15/21	4
12		Series 1125, Class Z, 8.250%, 08/15/21	14
11		Series 1142, Class IA, 7.000%, 10/15/21	12
1		Series 1169, Class G, 7.000%, 11/15/21	1
19		Series 1343, Class LA, 8.000%, 08/15/22	22
4		Series 1424, Class F, VAR, 1.209%, 11/15/22	4
98		Series 1480, Class LZ, 7.500%, 03/15/23	108
240		Series 1560, Class Z, 7.000%, 08/15/23	264
74		Series 1754, Class Z, 8.500%, 09/15/24	85
202		Series 1779, Class Z, 8.500%, 04/15/25	234
3		Series 1807, Class G, 9.000%, 10/15/20	3
325		Series 1888, Class Z, 7.000%, 08/15/26	362
84		Series 2358, Class PD, 6.000%, 09/15/16	86
99		Series 2363, Class PF, 6.000%, 09/15/16	100
50		Series 2390, Class CH, 5.500%, 12/15/16	51
475		Series 2418, Class MF, 6.000%, 02/15/22	520
38		Series 2425, Class JH, 6.000%, 03/15/17	39
167		Series 2453, Class BD, 6.000%, 05/15/17	173
100		Series 2458, Class OE, 6.000%, 06/15/17	103
71		Series 2496, Class BK, 5.500%, 09/15/17	73
64		Series 2503, Class TG, 5.500%, 09/15/17	67
74		Series 2508, Class AQ, 5.500%, 10/15/17	77

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	241

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
281	Series 2513, Class DB, 5.000%, 10/15/17	290
852	Series 2542, Class ES, 5.000%, 12/15/17	881
857	Series 2546, Class C, 5.000%, 12/15/17	886
1,924	Series 2638, Class JG, 5.000%, 02/15/33	2,050
15	Series 2643, Class ME, 3.500%, 03/15/18	15
4,922	Series 2682, Class JG, 4.500%, 10/15/23	5,272
2,480	Series 2707, Class PE, 5.000%, 11/15/18	2,579
10,886	Series 2750, Class DE, 4.500%, 02/15/19	11,334
1,308	Series 2761, Class CB, 4.000%, 03/15/19	1,352
388	Series 2773, Class OB, 5.000%, 02/15/19	392
6,118	Series 2843, Class BC, 5.000%, 08/15/19	6,400
2,192	Series 2864, Class NB, 5.500%, 07/15/33	2,314
1,351	Series 2976, Class HZ, 4.500%, 05/15/35	1,448
3,404	Series 2988, Class TY, 5.500%, 06/15/25	3,758
5,346	Series 2989, Class MU, IF, IO, 6.802%, 07/15/34	1,209
7,039	Series 2989, Class TG, 5.000%, 06/15/25	7,596
589	Series 2995, Class FT, VAR, 0.448%, 05/15/29	588
1,080	Series 3002, Class BN, 5.000%, 07/15/35	1,189
3,859	Series 3005, Class ED, 5.000%, 07/15/25	4,189
105	Series 3005, Class PV, IF, 12.418%, 10/15/33	125
1,656	Series 3305, Class IW, IF, IO, 6.252%, 04/15/37	254
24,607	Series 3420, Class EI, IO, SUB, 1.120%, 08/15/37	1,311
2,563	Series 3429, Class S, IF, IO, 6.622%, 03/15/38	419
2,313	Series 3546, Class A, VAR, 1.952%, 02/15/39	2,335
404	Series 3562, Class KA, 4.000%, 11/15/22	405
663	Series 3564, Class JA, 4.000%, 01/15/18	681
2,965	Series 3572, Class JS, IF, IO, 6.602%, 09/15/39	486
8,258	Series 3609, Class SA, IF, IO, 6.142%, 12/15/39	1,879
18,018	Series 3747, Class HI, IO, 4.500%, 07/15/37	1,002
4,214	Series 3784, Class S, IF, IO, 6.402%, 07/15/23	518
9,773	Series 3855, Class AM, 6.500%, 11/15/36	10,875
7,951	Series 3977, Class AB, 3.000%, 09/15/29	8,208
5,699	Series 4088, Class LE, 4.000%, 10/15/40	5,919
18,002	Series 4141, Class BI, IO, 2.500%, 12/15/27	1,636
26,954	Series 4229, Class MA, 3.500%, 05/15/41	28,678

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
16,616	Series 4305, Class A, 3.500%, 06/15/48	17,605
14,859	Series 4305, Class KA, 3.000%, 03/15/38	15,500
27,940	Series 4374, Class NC, SUB, 1.750%, 02/15/46	29,011
	Federal National Mortgage Association - ACES,
5,293	Series 2011-M2, Class A1, 2.019%, 04/25/21	5,361
1,896	Series 2014-M5, Class FA, VAR, 0.519%, 01/25/17	1,897
2,073	Series 2014-M6, Class FA, VAR, 0.477%, 12/25/17	2,073
	Federal National Mortgage Association REMIC,
4	Series 1988-7, Class Z, 9.250%, 04/25/18	4
4	Series 1988-13, Class C, 9.300%, 05/25/18	4
3	Series 1988-15, Class A, 9.000%, 06/25/18	4
3	Series 1988-16, Class B, 9.500%, 06/25/18	3
3	Series 1989-2, Class D, 8.800%, 01/25/19	4
9	Series 1989-27, Class Y, 6.900%, 06/25/19	10
2	Series 1989-54, Class E, 8.400%, 08/25/19	2
2	Series 1989-66, Class J, 7.000%, 09/25/19	3
2	Series 1989-70, Class G, 8.000%, 10/25/19	2
35	Series 1989-72, Class E, 9.350%, 10/25/19	39
5	Series 1989-89, Class H, 9.000%, 11/25/19	6
2	Series 1989-96, Class H, 9.000%, 12/25/19	2
4	Series 1990-7, Class B, 8.500%, 01/25/20	4
3	Series 1990-12, Class G, 4.500%, 02/25/20	3
18	Series 1990-19, Class G, 9.750%, 02/25/20	19
13	Series 1990-58, Class J, 7.000%, 05/25/20	14
14	Series 1990-61, Class H, 7.000%, 06/25/20	15
7	Series 1990-106, Class J, 8.500%, 09/25/20	7
3	Series 1990-109, Class J, 7.000%, 09/25/20	4

SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		Agency CMO — continued
7		Series 1990-111, Class Z, 8.750%, 09/25/20	7
3		Series 1990-117, Class E, 8.950%, 10/25/20	3
4		Series 1990-123, Class G, 7.000%, 10/25/20	4
5		Series 1990-132, Class Z, 7.000%, 11/25/20	5
91		Series 1990-137, Class X, 9.000%, 12/25/20	102
1		Series 1991-53, Class J, 7.000%, 05/25/21	1
5		Series 1991-130, Class C, 9.000%, 09/25/21	5
—	(h)	Series 1992-96, Class B, PO, 05/25/22	—	(h)
871		Series 1992-131, Class KB, 8.000%, 08/25/22	974
736		Series 1992-185, Class L, 8.000%, 10/25/22	838
3		Series 1993-165, Class SN, IF, 11.471%, 09/25/23	3
20		Series 1993-235, Class G, PO, 09/25/23	19
1,472		Series 1994-15, Class ZK, 5.500%, 02/25/24	1,579
2,098		Series 1994-43, Class PK, 6.350%, 02/25/24	2,239
1,543		Series 1999-6, Class PB, 6.000%, 03/25/19	1,636
8,567		Series 2001-81, Class HE, 6.500%, 01/25/32	9,903
152		Series 2002-2, Class MG, 6.000%, 02/25/17	156
55		Series 2002-3, Class OG, 6.000%, 02/25/17	56
114		Series 2002-28, Class LD, 6.000%, 05/25/17	116
79		Series 2002-58, Class HC, 5.500%, 09/25/17	81
176		Series 2002-59, Class UC, 5.500%, 09/25/17	182
67		Series 2002-63, Class KC, 5.000%, 10/25/17	69
7,963		Series 2002-64, Class PG, 5.500%, 10/25/32	8,621
356		Series 2003-16, Class LJ, 5.000%, 03/25/18	368
3,339		Series 2003-24, Class PD, 5.000%, 04/25/18	3,455

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
698	Series 2003-42, Class CI, IO, 6.500%, 05/25/33	88
991	Series 2003-49, Class IO, IO, 6.500%, 06/25/33	124
894	Series 2003-57, Class IB, IO, 5.000%, 06/25/18	46
431	Series 2003-89, Class DC, 5.000%, 12/25/32	437
703	Series 2003-92, Class HP, 4.500%, 09/25/18	732
748	Series 2003-129, Class ME, 5.000%, 08/25/23	775
759	Series 2004-53, Class P, 5.500%, 07/25/33	771
1,966	Series 2004-60, Class PA, 5.500%, 04/25/34	2,080
583	Series 2004-72, Class F, VAR, 0.699%, 09/25/34	591
97	Series 2004-101, Class AR, 5.500%, 01/25/35	105
4,619	Series 2005-19, Class PA, 5.500%, 07/25/34	4,979
1,748	Series 2005-38, Class FK, VAR, 0.499%, 05/25/35	1,759
132	Series 2005-84, Class MB, 5.750%, 10/25/35	147
1,239	Series 2005-87, Class PE, 5.000%, 12/25/33	1,242
1,136	Series 2005-100, Class GC, 5.000%, 12/25/34	1,148
5,647	Series 2006-4, Class PB, 6.000%, 09/25/35	6,251
355	Series 2006-58, Class ST, IF, IO, 6.951%, 07/25/36	74
200	Series 2007-16, Class FC, VAR, 0.949%, 03/25/37	208
391	Series 2007-22, Class SC, IF, IO, 5.881%, 03/25/37	61
5,111	Series 2007-33, Class MS, IF, IO, 6.391%, 04/25/37	787
835	Series 2007-54, Class FA, VAR, 0.599%, 06/25/37	841
3,612	Series 2007-85, Class SH, IF, IO, 6.301%, 09/25/37	595
1,025	Series 2007-106, Class A7, VAR, 6.155%, 10/25/37	1,138
654	Series 2008-18, Class SE, IF, IO, 6.071%, 03/25/38	86

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	243

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
384	Series 2008-72, Class IO, IO, 5.000%, 08/25/28	45
1,766	Series 2008-93, Class AM, 5.500%, 06/25/37	1,886
3,658	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	151
4,118	Series 2009-15, Class AC, 5.500%, 03/25/29	4,604
3,669	Series 2009-29, Class LA, VAR, 1.757%, 05/25/39	3,391
2,369	Series 2009-62, Class HJ, 6.000%, 05/25/39	2,664
8,334	Series 2009-70, Class IN, IO, 4.500%, 08/25/19	397
12,890	Series 2009-112, Class SW, IF, IO, 6.051%, 01/25/40	2,045
190	Series 2010-28, Class NK, 5.000%, 10/25/38	191
1,783	Series 2010-58, Class MA, 5.500%, 12/25/38	1,900
3,348	Series 2010-60, Class IO, IO, 4.000%, 06/25/20	200
6,220	Series 2010-64, Class DM, 5.000%, 06/25/40	6,859
716	Series 2010-64, Class EH, 5.000%, 10/25/35	724
6,630	Series 2010-111, Class AE, 5.500%, 04/25/38	7,051
18,978	Series 2010-126, Class LI, IO, 4.000%, 11/25/40	1,441
2,351	Series 2011-36, Class PA, 4.000%, 02/25/39	2,431
9,655	Series 2011-42, Class DE, 3.250%, 11/25/28	9,859
38,610	Series 2012-46, Class KI, IO, 3.500%, 05/25/27	4,416
7,736	Series 2013-1, Class BA, 3.000%, 02/25/40	7,987
14,022	Series 2013-9, Class CB, 5.500%, 04/25/42	15,760
4,636	Series 2013-55, Class BA, 3.000%, 06/25/37	4,787
21,492	Series 2013-83, Class CA, 3.500%, 10/25/37	22,803
13,514	Series 2013-90, Class DK, 3.500%, 12/25/31	14,468
15,992	Series 2013-92, Class A, 3.500%, 12/25/38	16,826

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
4,656		Series 2013-96, Class CA, 4.000%, 04/25/41	4,963
13,309		Series 2013-96, Class YA, 3.500%, 09/25/38	13,919
21,432		Series 2014-23, Class PA, 3.500%, 08/25/36	22,370
6		Series G-11, Class Z, 8.500%, 05/25/21	6
1		Series G-22, Class ZT, 8.000%, 12/25/16	1
268		Series G92-19, Class M, 8.500%, 04/25/22	302
13		Series G92-35, Class E, 7.500%, 07/25/22	15
418		Series G92-35, Class EA, 8.000%, 07/25/22	457
5		Series G92-40, Class ZC, 7.000%, 07/25/22	6
19		Series G92-44, Class ZQ, 8.000%, 07/25/22	20
12		Series G92-54, Class ZQ, 7.500%, 09/25/22	13
2,166		Series G92-64, Class J, 8.000%, 11/25/22	2,461
905		Series G92-66, Class K, 8.000%, 12/25/22	1,011
781		Series G94-6, Class PJ, 8.000%, 05/17/24	897
—	(h)	Federal National Mortgage Association REMIC Trust, Series 1995-W3, Class A, 9.000%, 04/25/25	1
		Federal National Mortgage Association STRIPS,
—	(h)	Series 108, Class 1, PO, 03/25/20	—	(h)
1		Series 268, Class 2, IO, 9.000%, 02/25/23	—	(h)
1,320		Series 334, Class 9, IO, 6.000%, 03/25/33	276
557		Series 334, Class 13, IO, VAR, 6.000%, 03/25/33	111
601		Series 334, Class 17, IO, VAR, 6.500%, 02/25/33	121
317		Series 334, Class 24, IO, VAR, 5.000%, 02/25/18	14
2,059		Series 343, Class 21, IO, 4.000%, 09/25/18	90
711		Series 345, Class 22, IO, VAR, 4.500%, 05/25/20	35
513		Series 351, Class 28, IO, VAR, 5.000%, 04/25/19	32
474		Series 356, Class 16, IO, VAR, 5.500%, 06/25/35	98
423		Series 359, Class 16, IO, VAR, 5.500%, 10/25/35	77
590		Series 369, Class 19, IO, VAR, 6.000%, 10/25/36	101

SEE NOTES TO FINANCIAL STATEMENTS.

244	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
336	Series 369, Class 26, IO, VAR, 6.500%, 10/25/36	72
905	Series 386, Class 20, IO, VAR, 6.500%, 08/25/38	190
1,630	Series 394, Class C3, IO, 6.500%, 09/25/38	321
5,923	Federal National Mortgage Association Whole Loan, Series 2007-W1, Class 1AF1, VAR, 0.459%, 11/25/46	5,933
	Government National Mortgage Association,
778	Series 2004-39, Class IN, IO, 5.500%, 06/20/33	122
7,535	Series 2006-23, Class S, IF, IO, 6.297%, 01/20/36	686
16,676	Series 2006-26, Class S, IF, IO, 6.297%, 06/20/36	2,807
10,313	Series 2007-16, Class KU, IF, IO, 6.447%, 04/20/37	1,720
3,077	Series 2008-75, Class SP, IF, IO, 7.267%, 08/20/38	600
4,255	Series 2009-14, Class KS, IF, IO, 6.097%, 03/20/39	666
1,227	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	222
10,264	Series 2009-14, Class SA, IF, IO, 5.877%, 03/20/39	1,531
6,118	Series 2009-61, Class PD, PAC, 5.000%, 03/16/38	6,307
11,454	Series 2009-106, Class XL, IF, IO, 6.547%, 06/20/37	2,175
744	Series 2010-14, Class QP, 6.000%, 12/20/39	784
6,632	Series 2011-48, Class QA, PAC, 5.000%, 08/16/39	7,113
10,472	Series 2012-84, Class AB, 5.000%, 07/16/33	11,024
13,288	Series 2012-96, Class WP, 6.500%, 08/16/42	15,402
3,698	Series 2013-88, Class WA, VAR, 5.002%, 06/20/30	4,011
26,435	Series 2013-H05, Class FB, VAR, 0.588%, 02/20/62	26,434
	NCUA Guaranteed Notes Trust,
12,524	Series 2010-R3, Class 1A, VAR, 0.751%, 12/08/20	12,612
4,545	Series 2010-R3, Class 3A, 2.400%, 12/08/20	4,591

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
5	Vendee Mortgage Trust, Series 1994-3C, Class 3, 9.784%, 03/15/21	6

		534,443

	Non-Agency CMO — 0.8%
18,246	Ajax Mortgage Loan Trust, Series 2014-A, Class A, SUB, 3.500%, 10/25/57 (e)	18,208
73	Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, 12/25/33	76
	Banc of America Mortgage Trust,
649	Series 2004-4, Class 4A1, 4.750%, 05/25/19	663
1,033	Series 2004-5, Class 4A1, 4.750%, 06/25/19	1,036
1,933	Series 2005-1, Class 2A1, 5.000%, 02/25/20	1,982
	BCAP LLC Trust,
1,487	Series 2009-RR13, Class 5A1, VAR, 5.750%, 01/26/36 (e)	1,515
1,429	Series 2010-RR6, Class 8A6, VAR, 5.500%, 08/26/36 (e)	1,445
5,539	Series 2013-RR4, Class A4A2, 2.000%, 02/13/51 (e)	5,476
161	Bear Stearns ARM Trust, Series 2003-7, Class 3A, VAR, 2.503%, 10/25/33	161
	CHL Mortgage Pass-Through Trust,
495	Series 2003-J15, Class 3A1, 5.000%, 01/25/19	503
192	Series 2004-8, Class 2A1, 4.500%, 06/25/19	197
351	Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.000%, 02/25/21	363
	Citigroup Mortgage Loan Trust,
3,612	Series 2008-AR4, Class 1A1A, VAR, 2.721%, 11/25/38 (e)	3,604
3,943	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	4,013
	Citigroup Mortgage Loan Trust, Inc.,
205	Series 2003-UP3, Class A1, 7.000%, 09/25/33	210
1,459	Series 2004-UST1, Class A6, VAR, 2.258%, 08/25/34	1,400
	Credit Suisse First Boston Mortgage Securities Corp.,
184	Series 2003-17, Class 2A6, 3.500%, 07/25/18	183
583	Series 2003-23, Class 8A1, 5.000%, 09/25/18	591

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	245

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
820	Series 2004-8, Class 6A1, 4.500%, 12/25/19	831
631	CSMC, Series 2010-1R, Class 9A1, VAR, 2.796%, 06/27/37 (e)	632
709	CSMC Mortgage-Backed Trust, Series 2007-5, Class 5A5, VAR, 5.415%, 12/25/14	717
408	FDIC Trust, Series 2013-N1, Class A, 4.500%, 10/25/18 (e)	409
956	First Horizon Mortgage Pass-Through Trust, Series 2004-7, Class 2A1, 4.750%, 12/25/19	960
2,554	GMACM Mortgage Loan Trust, Series 2003-AR1, Class A4, VAR, 2.639%, 10/19/33	2,526
6,340	Homeowner Assistance Program Reverse Mortgage Loan Trust, Series 2013-RM1, Class A, 4.000%, 05/26/53 (e)	6,253
1,840	Impac Secured Assets CMN Owner Trust, Series 2004-4, Class 2A2, VAR, 0.919%, 02/25/35	1,819
	JP Morgan Mortgage Trust,
2,658	Series 2004-S2, Class 5A1, 5.500%, 12/25/19	2,695
3,606	Series 2006-A2, Class 4A1, VAR, 2.719%, 08/25/34	3,617
2	Kidder Peabody Mortgage Assets Trust, Series A, Class A1, 6.500%, 02/22/17	2
	MASTR Alternative Loan Trust,
89	Series 2004-8, Class 6A1, 5.500%, 09/25/19	92
1,351	Series 2004-8, Class 7A1, 5.000%, 09/25/19	1,368
	MASTR Asset Securitization Trust,
220	Series 2002-7, Class 1A1, 5.500%, 11/25/17	225
422	Series 2003-2, Class 1A1, 5.000%, 03/25/18	424
282	Series 2003-11, Class 10A1, 5.000%, 12/25/18	283
753	Series 2004-6, Class 6A1, 4.500%, 07/25/19	755
1	ML Trust XLIV, Series 44, Class G, 9.000%, 08/20/20	1
81	Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A3, PAC, 5.000%, 11/25/18	83
	Nomura Asset Acceptance Corp. Alternative Loan Trust,
449	Series 2005-AR1, Class 1A1, VAR, 2.479%, 02/25/35	448

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
106	Series 2005-AR2, Class 3A1, VAR, 0.449%, 05/25/35	104
2,048	Series 2005-AR6, Class 4A1, VAR, 0.459%, 12/25/35	929
1,211	Prime Mortgage Trust, Series 2005-2, Class 1A1, 4.750%, 07/25/20	1,219
163	RALI Trust, Series 2003-QS1, Class A6, 4.250%, 01/25/33	163
10	RAMP Trust, Series 2004-SL1, Class A5, 6.000%, 11/25/31	10
	Springleaf Mortgage Loan Trust,
2,174	Series 2012-3A, Class A, VAR, 1.570%, 12/25/59 (e)	2,174
1,686	Series 2013-1A, Class A, VAR, 1.270%, 06/25/58 (e)	1,684
3,000	Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	2,998
1,518	WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S10, Class A4, PAC, 4.500%, 10/25/18	1,528
2,626	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	2,587
	Wells Fargo Mortgage-Backed Securities Trust,
1,090	Series 2003-K, Class 1A1, VAR, 2.520%, 11/25/33	1,096
17	Series 2003-K, Class 1A2, VAR, 2.520%, 11/25/33	18
2,856	Series 2003-M, Class A1, VAR, 2.615%, 12/25/33	2,866
1,334	Series 2004-O, Class A1, VAR, 2.738%, 08/25/34	1,329
1,005	Series 2004-EE, Class 2A2, VAR, 2.703%, 12/25/34	1,021
1,490	Series 2004-EE, Class 3A2, VAR, 2.624%, 12/25/34	1,503

		86,995

	Total Collateralized Mortgage Obligations (Cost $613,080)	621,438

Commercial Mortgage-Backed Securities — 3.6%
	A10 Securitization LLC,
1,052	Series 2013-1, Class A, 2.400%, 11/15/25 (e)	1,055
18,193	Series 2015-1, Class A1, 2.100%, 04/15/34 (e)	18,099
	A10 Term Asset Financing LLC,
7,856	Series 2013-2, Class A, 2.620%, 11/15/27 (e)	7,902

SEE NOTES TO FINANCIAL STATEMENTS.

246	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
2,992	Series 2014-1, Class A1, 1.720%, 04/15/33 (e)	2,981
	Banc of America Commercial Mortgage Trust,
14,539	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	14,801
10,555	Series 2006-4, Class AM, 5.675%, 07/10/46	10,919
12,552	Series 2006-5, Class A4, 5.414%, 09/10/47	12,838
17,550	Banc of America Large Loan Trust, Series 2009-FDG, Class A, VAR, 5.204%, 01/25/42 (e)	18,246
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
6,500	Series 2004-3, Class D, VAR, 5.627%, 06/10/39	6,621
4,355	Series 2005-6, Class B, VAR, 5.327%, 09/10/47	4,380
10,000	CD Commercial Mortgage Trust, Series 2005-CD1, Class AJ, VAR, 5.337%, 07/15/44	9,989
10,273	COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 08/15/48	10,599
	COMM Mortgage Trust,
4,225	Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	4,285
12,345	Series 2014-TWC, Class A, VAR, 1.037%, 02/13/32 (e)	12,295
16,629	Commercial Mortgage Trust, Series 2006-GG7, Class A4, VAR, 6.014%, 07/10/38	16,877
13,700	Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class A3, VAR, 5.860%, 03/15/39	13,802
	DBRR Trust,
387	Series 2013-EZ2, Class A, VAR, 0.853%, 02/25/45 (e)	387
5,006	Series 2013-EZ3, Class A, VAR, 1.636%, 12/18/49 (e)	5,006
237	First Union-Lehman Brothers-Bank of America Commercial Mortgage Pass-Through Certificates, Series 1998-C2, Class G, VAR, 7.000%, 11/18/35 (e)	237
14,770	GS Mortgage Securities Trust, Series 2006-GG8, Class AM, 5.591%, 11/10/39	15,339
	JP Morgan Chase Commercial Mortgage Securities Trust,
4,840	Series 2005-LDP5, Class B, VAR, 5.560%, 12/15/44	4,852

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

7,104	Series 2006-CB17, Class A4, 5.429%, 12/12/43	7,321
6,890	Series 2006-LDP9, Class AM, 5.372%, 05/15/47	7,060
3,000	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	2,996
567	Series 2010-C1, Class A1, 3.853%, 06/15/43 (e)	566
	LB-UBS Commercial Mortgage Trust,
2,930	Series 2006-C3, Class AM, VAR, 5.712%, 03/15/39	2,979
11,482	Series 2007-C2, Class A3, 5.430%, 02/15/40	12,003
3,734	Series 2007-C7, Class A3, VAR, 5.866%, 09/15/45	4,022
4,900	Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM, VAR, 5.865%, 05/12/39	5,007
	ML-CFC Commercial Mortgage Trust,
19,050	Series 2006-3, Class AM, VAR, 5.456%, 07/12/46	19,703
14,544	Series 2007-9, Class AMA, VAR, 5.853%, 09/12/49	15,579
	Morgan Stanley Capital I Trust,
10,000	Series 2006-IQ12, Class AM, 5.370%, 12/15/43	10,385
8,887	Series 2006-IQ12, Class AMFX, 5.370%, 12/15/43	9,281
	Morgan Stanley Re-REMIC Trust,
10,194	Series 2012-IO, Class AXA, 1.000%, 03/27/51 (e)	10,169
6,482	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	6,472
1,575	NCUA Guaranteed Notes Trust, Series 2010-C1, Class APT, 2.650%, 10/29/20	1,581
3,995	NorthStar, (Cayman Islands), Series 2013-1A, Class A, VAR, 2.041%, 08/25/29 (e)	3,999
1,299	ORES NPL LLC, Series 2013-LV2, Class A, 3.081%, 09/25/25 (e)	1,297
10,778	PFP Ltd., (Cayman Islands), Series 2015-2, Class A, VAR, 1.644%, 07/14/34 (e)	10,779
19,379	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VAR, 5.477%, 08/15/39	19,442
	Wachovia Bank Commercial Mortgage Trust,
1,020	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	1,020
20,957	Series 2005-C22, Class AM, VAR, 5.519%, 12/15/44	20,991

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	247

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
2,890	Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	2,890

	Total Commercial Mortgage-Backed Securities (Cost $385,699)	367,052

Corporate Bonds — 20.5%
	Consumer Discretionary — 1.1%
	Auto Components — 0.1%
	Johnson Controls, Inc.,
1,010	1.400%, 11/02/17	1,000
4,050	2.600%, 12/01/16	4,119
1,015	5.000%, 03/30/20	1,099
525	5.500%, 01/15/16	534

		6,752

	Automobiles — 0.2%
	Daimler Finance North America LLC,
2,210	1.375%, 08/01/17 (e)	2,193
2,050	1.650%, 03/02/18 (e)	2,036
4,597	1.875%, 01/11/18 (e)	4,594
2,175	2.000%, 08/03/18 (e)	2,169
1,750	2.250%, 09/03/19 (e)	1,744
4,250	2.400%, 04/10/17 (e)	4,301
2,050	Volkswagen Group of America Finance LLC, 1.250%, 05/23/17 (e)	2,043

		19,080

	Internet & Catalog Retail — 0.0% (g)
5,009	Amazon.com, Inc., 2.600%, 12/05/19	5,070

	Media — 0.7%
	21st Century Fox America, Inc.,
3,080	7.250%, 05/18/18	3,526
1,495	7.600%, 10/11/15	1,505
315	8.000%, 10/17/16	338
	CBS Corp.,
1,500	1.950%, 07/01/17	1,500
3,500	2.300%, 08/15/19	3,461
	Comcast Corp.,
675	4.950%, 06/15/16	697
1,950	5.875%, 02/15/18	2,147
416	6.500%, 01/15/17	446
	Cox Communications, Inc.,
505	5.500%, 10/01/15	507
1,190	5.875%, 12/01/16 (e)	1,251
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
8,095	1.750%, 01/15/18	7,979

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
4,030	2.400%, 03/15/17	4,057
1,813	3.500%, 03/01/16	1,834
5,157	Grupo Televisa S.A.B., (Mexico), 6.000%, 05/15/18	5,638
10,625	NBCUniversal Media LLC, 2.875%, 04/01/16	10,751
556	Sky plc, (United Kingdom), 2.625%, 09/16/19 (e)	556
	Thomson Reuters Corp., (Canada),
6,010	0.875%, 05/23/16	6,005
1,550	1.300%, 02/23/17	1,544
3,886	Time Warner Cable, Inc., 5.850%, 05/01/17	4,122
1,515	Time Warner, Inc., 4.875%, 03/15/20	1,659
	Viacom, Inc.,
1,133	2.200%, 04/01/19	1,103
4,700	2.500%, 12/15/16	4,751
653	2.500%, 09/01/18	649
1,675	6.250%, 04/30/16	1,731
	Walt Disney Co. (The),
1,696	0.875%, 05/30/17	1,690
304	1.100%, 12/01/17	303

		69,750

	Multiline Retail — 0.0% (g)
2,336	Macy’s Retail Holdings, Inc., 7.450%, 07/15/17	2,571
645	Target Corp., 2.300%, 06/26/19	654

		3,225

	Specialty Retail — 0.1%
2,155	Home Depot, Inc. (The), 2.250%, 09/10/18	2,199
	Lowe’s Cos., Inc.,
1,453	1.625%, 04/15/17	1,465
105	5.000%, 10/15/15	105
1,415	6.100%, 09/15/17	1,550

		5,319

	Textiles, Apparel & Luxury Goods — 0.0% (g)
955	VF Corp., 5.950%, 11/01/17	1,048

	Total Consumer Discretionary	110,244

	Consumer Staples — 0.9%
	Beverages — 0.3%
	Anheuser-Busch Cos. LLC,
2,230	5.000%, 03/01/19	2,439
5,847	5.050%, 10/15/16	6,114
6,085	Anheuser-Busch InBev Finance, Inc., 1.250%, 01/17/18	6,045

SEE NOTES TO FINANCIAL STATEMENTS.

248	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Beverages — continued
	Anheuser-Busch InBev Worldwide, Inc.,
4,750	6.875%, 11/15/19	5,604
1,550	7.750%, 01/15/19	1,826
3,400	Beam Suntory, Inc., 1.875%, 05/15/17	3,420
	Diageo Capital plc, (United Kingdom),
461	1.500%, 05/11/17	462
400	5.750%, 10/23/17	435
1,525	Dr. Pepper Snapple Group, Inc., 2.900%, 01/15/16	1,536
3,745	Heineken N.V., (Netherlands), 1.400%, 10/01/17 (e)	3,732
1,160	Molson Coors Brewing Co., 2.000%, 05/01/17	1,168
2,330	SABMiller Holdings, Inc., 2.450%, 01/15/17 (e)	2,362

		35,143

	Food & Staples Retailing — 0.2%
3,675	Costco Wholesale Corp., 1.750%, 02/15/20	3,626
3,425	CVS Health Corp., 2.250%, 12/05/18	3,457
	Kroger Co. (The),
2,835	2.200%, 01/15/17	2,860
4,765	2.300%, 01/15/19	4,762
890	3.900%, 10/01/15	892
500	6.400%, 08/15/17	544
2,350	Sysco Corp., 5.250%, 02/12/18	2,556
124	Walgreen Co., 5.250%, 01/15/19	136
5,282	Walgreens Boots Alliance, Inc., 2.700%, 11/18/19	5,287

		24,120

	Food Products — 0.4%
	Bunge Ltd. Finance Corp.,
1,180	3.200%, 06/15/17	1,204
2,495	4.100%, 03/15/16	2,531
	Cargill, Inc.,
3,345	1.900%, 03/01/17 (e)	3,368
275	6.000%, 11/27/17 (e)	300
	ConAgra Foods, Inc.,
2,480	1.300%, 01/25/16	2,481
1,529	1.350%, 09/10/15	1,529
1,190	General Mills, Inc., 0.875%, 01/29/16	1,191
	Kellogg Co.,
729	1.750%, 05/17/17	731
1,200	3.250%, 05/21/18	1,241
5,324	4.450%, 05/30/16	5,457

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
	Kraft Foods Group, Inc.,
1,793	2.250%, 06/05/17	1,811
1,340	6.125%, 08/23/18	1,487
	Mondelez International, Inc.,
7,265	2.250%, 02/01/19	7,257
2,145	4.125%, 02/09/16	2,174
	Tyson Foods, Inc.,
1,714	2.650%, 08/15/19	1,711
2,130	6.600%, 04/01/16	2,197

		36,670

	Total Consumer Staples	95,933

	Energy — 2.4%
	Energy Equipment & Services — 0.3%
8,168	Halliburton Co., 1.000%, 08/01/16	8,165
5,405	Nabors Industries, Inc., 6.150%, 02/15/18	5,748
902	National Oilwell Varco, Inc., 1.350%, 12/01/17	895
	Noble Holding International Ltd., (Cayman Islands),
8,008	2.500%, 03/15/17	7,604
389	4.000%, 03/16/18	384
2,700	Pride International, Inc., 8.500%, 06/15/19	3,012
1,901	Schlumberger Investment S.A., (Luxembourg), 1.250%, 08/01/17 (e)	1,886
	Transocean, Inc., (Cayman Islands),
4,980	3.000%, 10/15/17	4,582
1,300	6.000%, 03/15/18	1,241
370	7.375%, 04/15/18	362
2,285	Weatherford International LLC, 6.350%, 06/15/17	2,358
	Weatherford International Ltd., (Bermuda),
535	5.500%, 02/15/16	539
700	6.000%, 03/15/18	707
1,160	9.625%, 03/01/19	1,266

		38,749

	Oil, Gas & Consumable Fuels — 2.1%
	Anadarko Petroleum Corp.,
2,765	5.950%, 09/15/16	2,885
2,765	6.375%, 09/15/17	2,991
1,195	6.950%, 06/15/19	1,352
1,600	8.700%, 03/15/19	1,896
	Apache Corp.,
3,990	1.750%, 04/15/17	3,999
1,030	5.625%, 01/15/17	1,098

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	249

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
1,795	BG Energy Capital plc, (United Kingdom), 2.875%, 10/15/16 (e)	1,822
	Boardwalk Pipelines LP,
9,050	5.200%, 06/01/18	9,383
2,160	5.500%, 02/01/17	2,229
	BP Capital Markets plc, (United Kingdom),
7,802	1.375%, 11/06/17	7,766
2,935	1.846%, 05/05/17	2,959
4,040	3.200%, 03/11/16	4,088
	Buckeye Partners LP,
4,350	2.650%, 11/15/18	4,244
3,420	6.050%, 01/15/18	3,608
	Canadian Natural Resources Ltd., (Canada),
768	1.750%, 01/15/18	757
3,510	5.700%, 05/15/17	3,713
1,620	5.900%, 02/01/18	1,744
4,790	Cenovus Energy, Inc., (Canada), 5.700%, 10/15/19	5,235
	Chevron Corp.,
1,855	1.365%, 03/02/18	1,848
800	1.718%, 06/24/18	803
1,376	CNOOC Finance 2015 Australia Pty Ltd., (Australia), 2.625%, 05/05/20	1,349
6,264	CNOOC Nexen Finance 2014 ULC, (Canada), 1.625%, 04/30/17	6,240
	ConocoPhillips,
1,400	5.750%, 02/01/19	1,565
1,065	6.650%, 07/15/18	1,206
	ConocoPhillips Co.,
800	1.050%, 12/15/17	792
1,067	2.200%, 05/15/20	1,059
6,180	Devon Energy Corp., 2.250%, 12/15/18	6,164
4,830	Energy Transfer Partners LP, 6.700%, 07/01/18	5,298
7,375	EnLink Midstream Partners LP, 2.700%, 04/01/19	7,264
	Enterprise Products Operating LLC,
2,135	1.650%, 05/07/18	2,116
698	Series L, 6.300%, 09/15/17	760
9,632	Series N, 6.500%, 01/31/19	10,884
	EOG Resources, Inc.,
1,662	2.500%, 02/01/16	1,672
685	5.625%, 06/01/19	768
2,615	6.875%, 10/01/18	2,989
1,000	Harvest Operations Corp., (Canada), 2.125%, 05/14/18 (e)	999

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
2,660	Husky Energy, Inc., (Canada), 7.250%, 12/15/19	3,046
1,000	Korea National Oil Corp., (South Korea), 3.125%, 04/03/17 (e)	1,021
1,775	Magellan Midstream Partners LP, 6.550%, 07/15/19	2,010
7,358	Marathon Oil Corp., 6.000%, 10/01/17	7,948
1,115	Marathon Petroleum Corp., 3.500%, 03/01/16	1,129
1,180	Noble Energy, Inc., 8.250%, 03/01/19	1,375
	Occidental Petroleum Corp.,
365	1.500%, 02/15/18	362
1,075	1.750%, 02/15/17	1,081
	ONEOK Partners LP,
6,769	3.200%, 09/15/18	6,798
446	8.625%, 03/01/19	525
	Petrobras Global Finance B.V., (Netherlands),
5,450	3.250%, 03/17/17	5,212
8,292	3.500%, 02/06/17	8,008
1,645	3.875%, 01/27/16	1,645
4,300	6.125%, 10/06/16	4,331
2,672	7.875%, 03/15/19	2,683
2,560	Petroleos Mexicanos, (Mexico), 3.125%, 01/23/19	2,560
2,091	Phillips 66, 2.950%, 05/01/17	2,137
1,480	Pioneer Natural Resources Co., 6.875%, 05/01/18	1,621
	Plains All American Pipeline LP/PAA Finance Corp.,
1,096	2.600%, 12/15/19	1,063
2,547	6.125%, 01/15/17	2,703
5,505	6.500%, 05/01/18	6,053
4,907	Southwestern Energy Co., 7.500%, 02/01/18	5,316
1,000	Spectra Energy Capital LLC, 6.200%, 04/15/18	1,094
2,819	Spectra Energy Partners LP, 2.950%, 09/25/18	2,849
	Statoil ASA, (Norway),
235	1.800%, 11/23/16	237
1,393	1.950%, 11/08/18	1,394
2,480	2.250%, 11/08/19	2,483
1,779	3.125%, 08/17/17	1,837
460	5.250%, 04/15/19	510
1,165	Suncor Energy, Inc., (Canada), 6.100%, 06/01/18	1,288

SEE NOTES TO FINANCIAL STATEMENTS.

250	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
3,350	Sunoco Logistics Partners Operations LP, 5.500%, 02/15/20	3,662
3,990	Texas Eastern Transmission LP, 6.000%, 09/15/17 (e)	4,309
	Total Capital International S.A., (France),
288	0.750%, 01/25/16	288
508	1.000%, 08/12/16	509
924	1.500%, 02/17/17	928
716	1.550%, 06/28/17	720
	TransCanada PipeLines Ltd., (Canada),
1,625	0.750%, 01/15/16	1,624
351	1.875%, 01/12/18	352
1,040	6.500%, 08/15/18	1,167
249	7.690%, 06/30/16	262
1,195	Valero Energy Corp., 9.375%, 03/15/19	1,457
4,850	Western Gas Partners LP, 2.600%, 08/15/18	4,833

		215,975

	Total Energy	254,724

	Financials — 11.0%
	Banks — 5.0%
6,346	ABN AMRO Bank N.V., (Netherlands), 2.500%, 10/30/18 (e)	6,416
1,200	American Express Bank FSB, 6.000%, 09/13/17	1,303
2,865	ANZ New Zealand International Ltd., (New Zealand), 1.750%, 03/29/18 (e)	2,855
	Australia & New Zealand Banking Group Ltd., (Australia),
1,700	1.450%, 05/15/18	1,687
550	1.500%, 01/16/18	548
1,378	1.875%, 10/06/17	1,390
2,800	Reg. S, 3.250%, 03/01/16	2,837
	Bank of America Corp.,
23,865	2.000%, 01/11/18	23,863
3,715	3.625%, 03/17/16	3,768
3,015	3.875%, 03/22/17	3,117
4,455	5.625%, 10/14/16	4,656
1,453	5.750%, 08/15/16	1,510
4,203	5.750%, 12/01/17	4,547
15,540	6.000%, 09/01/17	16,762
6,870	6.400%, 08/28/17	7,463
9,731	6.875%, 04/25/18	10,901
5,410	7.625%, 06/01/19	6,395
3,455	Series 1, 3.750%, 07/12/16	3,529
1,792	Series L, 1.950%, 05/12/18	1,786

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
7,100	Series L, 2.250%, 04/21/20	6,972
6,565	Series L, 2.600%, 01/15/19	6,609
7,135	Series L, 2.650%, 04/01/19	7,200
2,750	Series L, 5.650%, 05/01/18	2,993
	Bank of Montreal, (Canada),
3,325	1.400%, 04/10/18	3,289
300	1.800%, 07/31/18	299
	Bank of Nova Scotia (The), (Canada),
1,645	1.250%, 04/11/17	1,641
4,390	1.450%, 04/25/18	4,349
5,863	2.050%, 10/30/18	5,892
325	2.050%, 06/05/19	325
230	2.550%, 01/12/17	234
	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), (Japan),
1,589	1.450%, 09/08/17 (e)	1,578
3,200	1.700%, 03/05/18 (e)	3,177
1,800	2.300%, 03/10/19 (e)	1,796
1,000	2.700%, 09/09/18 (e)	1,013
2,935	Banque Federative du Credit Mutuel S.A., (France), 1.700%, 01/20/17 (e)	2,945
	Barclays Bank plc, (United Kingdom),
661	5.125%, 01/08/20	735
1,250	Series 1, 5.000%, 09/22/16	1,299
2,670	Barclays plc, (United Kingdom), 2.750%, 11/08/19	2,662
	BB&T Corp.,
7,393	1.450%, 01/12/18	7,350
2,230	2.150%, 03/22/17	2,261
2,500	2.625%, 06/29/20	2,509
6,035	3.200%, 03/15/16	6,098
312	3.950%, 04/29/16	318
1,878	5.250%, 11/01/19	2,069
1,684	BNZ International Funding Ltd., (New Zealand), 2.350%, 03/04/19 (e)	1,685
675	Branch Banking & Trust Co., 1.050%, 12/01/16	674
2,330	Canadian Imperial Bank of Commerce, (Canada), 2.350%, 12/11/15	2,341
	Capital One Bank USA N.A.,
3,000	2.150%, 11/21/18	2,976
2,000	2.250%, 02/13/19	1,984
	Capital One N.A.,
3,750	1.500%, 09/05/17	3,715
4,862	1.650%, 02/05/18	4,800
1,222	2.350%, 08/17/18	1,221

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	251

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
	Citigroup, Inc.,
2,280	1.550%, 08/14/17	2,273
8,180	1.700%, 04/27/18	8,098
6,661	1.750%, 05/01/18	6,599
5,148	1.800%, 02/05/18	5,124
2,392	1.850%, 11/24/17	2,392
5,075	2.400%, 02/18/20	5,029
2,700	2.500%, 09/26/18	2,724
9,340	2.500%, 07/29/19	9,334
3,045	2.550%, 04/08/19	3,061
12,570	4.450%, 01/10/17	13,053
1,350	5.500%, 02/15/17	1,422
5,349	6.125%, 11/21/17	5,827
8,501	8.500%, 05/22/19	10,265
	Comerica, Inc.,
1,954	2.125%, 05/23/19	1,938
2,040	3.000%, 09/16/15	2,042
	Commonwealth Bank of Australia, (Australia),
1,450	1.900%, 09/18/17	1,462
2,050	2.300%, 03/12/20	2,044
730	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands), 2.250%, 01/14/19	735
774	Credit Suisse Group Funding Guernsey Ltd., (United Kingdom), 2.750%, 03/26/20 (e)	770
12,209	DNB Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	12,229
	Fifth Third Bancorp,
470	2.300%, 03/01/19	470
817	2.875%, 07/27/20	818
7,487	3.625%, 01/25/16	7,567
	Fifth Third Bank,
3,050	1.450%, 02/28/18	3,016
2,840	2.375%, 04/25/19	2,849
5,524	HSBC Bank plc, (United Kingdom), 1.500%, 05/15/18 (e)	5,481
	Huntington National Bank (The),
2,250	1.375%, 04/24/17	2,237
506	2.000%, 06/30/18	504
3,218	Industrial & Commercial Bank of China Ltd., (China), 2.351%, 11/13/17	3,234
1,560	KeyBank N.A., 1.650%, 02/01/18	1,554
10,775	KeyCorp, 2.300%, 12/13/18	10,839
2,568	Lloyds Bank plc, (United Kingdom), 1.750%, 03/16/18	2,555

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
	Manufacturers & Traders Trust Co.,
345	1.400%, 07/25/17	344
2,850	1.450%, 03/07/18	2,830
1,000	2.250%, 07/25/19	998
2,066	6.625%, 12/04/17	2,291
2,640	Mitsubishi UFJ Trust & Banking Corp., (Japan), 1.600%, 10/16/17 (e)	2,625
	Mizuho Bank Ltd., (Japan),
1,631	1.800%, 03/26/18 (e)	1,626
1,000	2.450%, 04/16/19 (e)	1,004
1,189	2.650%, 09/25/19 (e)	1,200
687	MUFG Americas Holdings Corp., 1.625%, 02/09/18	685
	National Australia Bank Ltd., (Australia),
1,900	2.250%, 07/01/19 (e)	1,900
960	2.750%, 09/28/15 (e)	961
900	2.750%, 03/09/17	922
3,107	3.000%, 07/27/16 (e)	3,168
1,850	National City Bank, 5.800%, 06/07/17	1,973
4,425	National City Corp., 6.875%, 05/15/19	5,098
6,450	Nordea Bank AB, (Sweden), 3.125%, 03/20/17 (e)	6,622
	PNC Bank N.A.,
1,000	1.500%, 10/18/17	1,000
4,300	2.400%, 10/18/19	4,326
1,000	2.600%, 07/21/20	1,003
	PNC Funding Corp.,
8,928	2.700%, 09/19/16	9,052
2,155	4.250%, 09/21/15	2,159
1,530	5.125%, 02/08/20	1,697
	Royal Bank of Canada, (Canada),
490	0.800%, 10/30/15	490
1,555	1.500%, 01/16/18	1,549
3,250	1.875%, 02/05/20	3,234
15,850	2.200%, 07/27/18	15,998
884	Skandinaviska Enskilda Banken AB, (Sweden), 1.750%, 03/19/18 (e)	882
	SunTrust Banks, Inc.,
8,531	2.350%, 11/01/18	8,572
5,560	3.500%, 01/20/17	5,700
	Toronto-Dominion Bank (The), (Canada),
3,200	1.500%, 03/13/17 (e)	3,218
550	2.250%, 11/05/19	552
	U.S. Bancorp,
3,495	1.650%, 05/15/17	3,515

SEE NOTES TO FINANCIAL STATEMENTS.

252	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
1,795	1.950%, 11/15/18	1,804
	U.S. Bank N.A.,
3,630	1.350%, 01/26/18	3,619
2,000	2.125%, 10/28/19	2,007
	Wachovia Corp.,
22,335	5.625%, 10/15/16	23,412
2,165	5.750%, 06/15/17	2,329
7,617	5.750%, 02/01/18	8,331
	Wells Fargo & Co.,
3,050	1.150%, 06/02/17	3,042
1,750	1.250%, 07/20/16	1,757
6,680	1.400%, 09/08/17	6,671
3,919	2.125%, 04/22/19	3,916
1,040	2.150%, 01/15/19	1,042
943	2.600%, 07/22/20	945
17,043	Series N, 2.150%, 01/30/20	16,896
1,750	Wells Fargo Bank N.A., 6.000%, 11/15/17	1,912
3,106	Westpac Banking Corp., (Australia), 4.875%, 11/19/19	3,407

		516,171

	Capital Markets — 2.2%
1,200	Ameritech Capital Funding Corp., 6.450%, 01/15/18	1,312
	Bank of New York Mellon Corp. (The),
2,421	1.300%, 01/25/18	2,409
3,031	2.200%, 03/04/19	3,043
1,100	2.300%, 09/11/19	1,105
4,194	Series G, 2.150%, 02/24/20	4,140
615	BlackRock, Inc., Series 2, 5.000%, 12/10/19	685
	Credit Suisse, (Switzerland),
1,010	1.375%, 05/26/17	1,008
1,150	1.700%, 04/27/18	1,142
1,373	1.750%, 01/29/18	1,369
1,250	2.300%, 05/28/19	1,251
	Deutsche Bank AG, (Germany),
1,232	1.350%, 05/30/17	1,223
20,239	1.875%, 02/13/18	20,140
1,430	2.500%, 02/13/19	1,437
	Goldman Sachs Group, Inc. (The),
725	1.600%, 11/23/15	726
2,000	2.550%, 10/23/19	2,005
675	2.600%, 04/23/20	673
3,402	2.625%, 01/31/19	3,437
12,355	3.625%, 02/07/16	12,496

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
1,081	5.350%, 01/15/16	1,098
4,070	5.375%, 03/15/20	4,514
8,390	5.950%, 01/18/18	9,144
8,293	6.150%, 04/01/18	9,140
3,000	6.250%, 09/01/17	3,260
9,600	7.500%, 02/15/19	11,212
	ING Bank N.V., (Netherlands),
3,000	1.375%, 03/07/16 (e)	3,007
1,500	1.800%, 03/16/18 (e)	1,496
3,772	2.450%, 03/16/20 (e)	3,757
4,640	3.750%, 03/07/17 (e)	4,795
	Jefferies Group LLC,
10,275	3.875%, 11/09/15	10,312
600	5.125%, 04/13/18	633
	Macquarie Bank Ltd., (Australia),
2,047	2.600%, 06/24/19 (e)	2,053
7,976	5.000%, 02/22/17 (e)	8,352
	Macquarie Group Ltd., (Australia),
3,080	3.000%, 12/03/18 (e)	3,115
3,675	4.875%, 08/10/17 (e)	3,850
	Morgan Stanley,
1,071	1.750%, 02/25/16	1,076
883	1.875%, 01/05/18	883
2,280	2.125%, 04/25/18	2,288
5,101	2.500%, 01/24/19	5,148
16,818	2.650%, 01/27/20	16,815
2,260	2.800%, 06/16/20	2,268
7,110	4.750%, 03/22/17	7,460
5,000	5.500%, 01/26/20	5,566
1,645	5.550%, 04/27/17	1,748
2,640	5.750%, 10/18/16	2,770
7,570	5.950%, 12/28/17	8,250
700	6.250%, 08/28/17	761
4,276	6.625%, 04/01/18	4,766
4,161	7.300%, 05/13/19	4,873
2,345	Nomura Holdings, Inc., (Japan), 4.125%, 01/19/16	2,372
3,300	Raymond James Financial, Inc., 4.250%, 04/15/16	3,364
	State Street Corp.,
920	1.350%, 05/15/18	913
1,991	2.550%, 08/18/20	2,004
2,015	5.375%, 04/30/17	2,140
500	TD Ameritrade Holding Corp., 5.600%, 12/01/19	570

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	253

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Capital Markets — continued
	UBS AG, (Switzerland),
3,500	1.800%, 03/26/18	3,488
1,500	2.350%, 03/26/20	1,494
7,420	2.375%, 08/14/19	7,422
3,126	5.750%, 04/25/18	3,425

		231,203

	Consumer Finance — 1.8%
	American Express Centurion Bank,
950	0.875%, 11/13/15	950
1,633	5.950%, 06/12/17	1,766
1,645	6.000%, 09/13/17	1,786
	American Express Co.,
720	6.150%, 08/28/17	780
2,315	7.000%, 03/19/18	2,610
1,395	8.125%, 05/20/19	1,678
	American Express Credit Corp.,
2,729	1.125%, 06/05/17	2,707
3,635	1.300%, 07/29/16	3,646
1,257	1.800%, 07/31/18	1,255
3,495	2.125%, 03/18/19	3,483
8,545	2.250%, 08/15/19	8,522
983	2.375%, 03/24/17	998
4,280	2.750%, 09/15/15	4,283
8,262	2.800%, 09/19/16	8,403
2,150	5.300%, 12/02/15	2,174
	American Honda Finance Corp.,
1,409	1.550%, 12/11/17	1,412
4,150	1.600%, 02/16/18 (e)	4,154
1,725	2.500%, 09/21/15 (e)	1,727
2,700	Series A, 2.150%, 03/13/20	2,685
	Capital One Financial Corp.,
613	2.450%, 04/24/19	607
7,098	3.150%, 07/15/16	7,218
	Caterpillar Financial Services Corp.,
1,629	0.700%, 11/06/15	1,630
2,115	1.250%, 11/06/17	2,104
1,340	1.700%, 06/16/18	1,340
2,130	2.250%, 12/01/19	2,138
275	2.650%, 04/01/16	278
1,455	7.050%, 10/01/18	1,669
760	Series G, 2.050%, 08/01/16	769
	Ford Motor Credit Co. LLC,
1,573	1.684%, 09/08/17	1,563
868	2.240%, 06/15/18	862

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — continued
5,478	2.375%, 01/16/18	5,468
6,146	2.375%, 03/12/19	6,071
1,575	2.875%, 10/01/18	1,587
6,233	3.000%, 06/12/17	6,340
15,786	3.984%, 06/15/16	16,094
2,100	4.250%, 02/03/17	2,171
650	8.000%, 12/15/16	701
3,504	General Motors Financial Co., Inc., 3.200%, 07/13/20	3,459
1,120	HSBC Finance Corp., 5.500%, 01/19/16	1,140
	HSBC USA, Inc.,
5,440	1.625%, 01/16/18	5,415
2,845	1.700%, 03/05/18	2,829
4,525	2.350%, 03/05/20	4,458
5,990	2.375%, 11/13/19	5,960
	John Deere Capital Corp.,
536	0.700%, 09/04/15	536
1,107	1.350%, 01/16/18	1,103
1,351	1.550%, 12/15/17	1,358
790	1.850%, 09/15/16	799
1,120	1.950%, 12/13/18	1,121
2,600	1.950%, 03/04/19	2,605
2,360	2.000%, 01/13/17	2,393
	Nissan Motor Acceptance Corp.,
5,743	1.000%, 03/15/16 (e)	5,746
3,380	1.500%, 03/02/18 (e)	3,361
3,883	1.800%, 03/15/18 (e)	3,888
1,900	2.350%, 03/04/19 (e)	1,913
4,258	PACCAR Financial Corp., 1.600%, 03/15/17	4,290
	Toyota Motor Credit Corp.,
10,971	1.375%, 01/10/18	10,949
8,645	2.100%, 01/17/19	8,693
3,500	2.125%, 07/18/19	3,504
2,363	Volkswagen International Finance N.V., (Netherlands), 2.375%, 03/22/17 (e)	2,399

		191,548

	Diversified Financial Services — 0.8%
1,000	Associates Corp. of North America, 6.950%, 11/01/18	1,138
5,957	Berkshire Hathaway, Inc., 1.550%, 02/09/18	5,967
	Boeing Capital Corp.,
500	2.125%, 08/15/16	506
629	4.700%, 10/27/19	696
4,838	Caisse Centrale Desjardins, (Canada), 2.550%, 03/24/16 (e)	4,886

SEE NOTES TO FINANCIAL STATEMENTS.

254	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Financial Services — continued
	General Electric Capital Corp.,
5,897	1.600%, 11/20/17	5,890
5,476	2.300%, 04/27/17	5,565
2,345	2.900%, 01/09/17	2,402
1,000	5.375%, 10/20/16	1,047
1,122	5.400%, 02/15/17	1,188
6,875	5.500%, 01/08/20	7,758
15,878	5.625%, 09/15/17	17,172
12,575	5.625%, 05/01/18	13,813
3,675	6.000%, 08/07/19	4,192
605	Series A, 6.900%, 09/15/15	606
2,486	Intercontinental Exchange, Inc., 2.500%, 10/15/18	2,528
490	National Rural Utilities Cooperative Finance Corp., 1.900%, 11/01/15	491
	Shell International Finance B.V., (Netherlands),
533	1.125%, 08/21/17	532
3,250	1.900%, 08/10/18	3,273
1,682	2.125%, 05/11/20	1,671
849	3.250%, 09/22/15	850
1,200	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.750%, 10/17/16 (e)	1,262
1,547	Total Capital Canada Ltd., (Canada), 1.450%, 01/15/18	1,543

		84,976

	Insurance — 0.8%
	ACE INA Holdings, Inc.,
3,000	2.600%, 11/23/15	3,011
1,375	5.800%, 03/15/18	1,517
5,078	American International Group, Inc., Series NOTE, 2.300%, 07/16/19	5,064
	Aon Corp.,
896	3.125%, 05/27/16	911
2,343	3.500%, 09/30/15	2,347
2,294	Berkshire Hathaway Finance Corp., 1.300%, 05/15/18	2,291
4,670	Chubb Corp. (The), 5.750%, 05/15/18	5,184
	CNA Financial Corp.,
1,437	6.500%, 08/15/16	1,507
1,255	6.950%, 01/15/18	1,390
1,790	7.350%, 11/15/19	2,111
1,835	Liberty Mutual Group, Inc., 6.700%, 08/15/16 (e)	1,928
596	Lincoln National Corp., 8.750%, 07/01/19	730

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
5,571	Marsh & McLennan Cos., Inc., 2.350%, 09/10/19	5,601
7,085	MassMutual Global Funding II, 2.000%, 04/05/17 (e)	7,170
	Metropolitan Life Global Funding I,
5,150	1.500%, 01/10/18 (e)	5,123
6,781	2.300%, 04/10/19 (e)	6,827
	New York Life Global Funding,
920	2.100%, 01/02/19 (e)	927
7,291	2.150%, 06/18/19 (e)	7,280
	Pricoa Global Funding I,
2,200	1.350%, 08/18/17 (e)	2,196
4,120	1.600%, 05/29/18 (e)	4,087
3,298	Principal Financial Group, Inc., 1.850%, 11/15/17	3,312
	Principal Life Global Funding II,
730	1.125%, 09/18/15 (e)	730
2,141	1.125%, 02/24/17 (e)	2,136
1,000	1.200%, 05/19/17 (e)	999
2,969	2.250%, 10/15/18 (e)	3,008
3,450	Prudential Financial, Inc., 4.750%, 09/17/15	3,454
	Travelers Cos., Inc. (The),
1,200	5.500%, 12/01/15	1,215
1,000	5.750%, 12/15/17	1,097
2,561	6.250%, 06/20/16	2,673

		85,826

	Real Estate Investment Trusts (REITs) — 0.3%
2,981	Boston Properties LP, 3.700%, 11/15/18	3,114
	Duke Realty LP,
2,295	5.500%, 03/01/16	2,341
91	5.950%, 02/15/17	97
	ERP Operating LP,
3,118	2.375%, 07/01/19	3,124
219	5.125%, 03/15/16	224
1,742	5.750%, 06/15/17	1,868
	HCP, Inc.,
2,050	2.625%, 02/01/20	2,031
1,975	6.700%, 01/30/18	2,180
	Health Care REIT, Inc.,
235	2.250%, 03/15/18	235
285	3.625%, 03/15/16	289
295	6.200%, 06/01/16	305
2,250	Realty Income Corp., 2.000%, 01/31/18	2,264
	Simon Property Group LP,
855	1.500%, 02/01/18 (e)	849

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	255

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Real Estate Investment Trusts (REITs) — continued
1,511	2.150%, 09/15/17	1,531
2,737	2.200%, 02/01/19	2,760
2,725	Ventas Realty LP, 1.550%, 09/26/16	2,730
	Ventas Realty LP/Ventas Capital Corp.,
1,569	2.000%, 02/15/18	1,574
1,060	3.125%, 11/30/15	1,065

		28,581

	Thrifts & Mortgage Finance — 0.1%
500	Abbey National Treasury Services plc, (United Kingdom), 4.000%, 04/27/16	510
6,030	BPCE S.A., (France), 1.625%, 01/26/18	6,036

		6,546

	Total Financials	1,144,851

	Health Care — 1.2%
	Biotechnology — 0.2%
	Amgen, Inc.,
2,205	1.250%, 05/22/17	2,199
6,330	2.125%, 05/15/17	6,391
4,615	2.200%, 05/22/19	4,580
1,403	2.300%, 06/15/16	1,417
100	5.850%, 06/01/17	107
435	6.150%, 06/01/18	485
870	Baxalta, Inc., 2.875%, 06/23/20 (e)	859
3,140	Biogen, Inc., 6.875%, 03/01/18	3,519
	Celgene Corp.,
1,501	2.300%, 08/15/18	1,506
2,346	2.450%, 10/15/15	2,351
905	Gilead Sciences, Inc., 2.050%, 04/01/19	909

		24,323

	Health Care Equipment & Supplies — 0.1%
225	Baxter International, Inc., 1.850%, 01/15/17	226
	Becton, Dickinson & Co.,
1,640	1.750%, 11/08/16	1,647
580	1.800%, 12/15/17	579
1,130	2.675%, 12/15/19	1,131
520	Covidien International Finance S.A., (Luxembourg), 4.200%, 06/15/20	560
2,215	Medtronic, Inc., 2.500%, 03/15/20 (e)	2,231

		6,374

	Health Care Providers & Services — 0.4%
	Aetna, Inc.,
1,128	1.750%, 05/15/17	1,133
2,640	2.200%, 03/15/19	2,619

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
1,865	Anthem, Inc., 2.300%, 07/15/18	1,865
	Cardinal Health, Inc.,
1,850	1.900%, 06/15/17	1,859
808	1.950%, 06/15/18	807
846	2.400%, 11/15/19	840
	Express Scripts Holding Co.,
3,280	1.250%, 06/02/17	3,263
2,795	2.250%, 06/15/19	2,764
2,140	7.250%, 06/15/19	2,499
	Laboratory Corp. of America Holdings,
3,782	2.200%, 08/23/17	3,801
2,618	2.500%, 11/01/18	2,632
3,250	2.625%, 02/01/20	3,242
2,214	3.125%, 05/15/16	2,242
	McKesson Corp.,
544	0.950%, 12/04/15	544
2,158	2.284%, 03/15/19	2,162
360	5.700%, 03/01/17	382
1,405	Medco Health Solutions, Inc., 7.125%, 03/15/18	1,570
1,107	Quest Diagnostics, Inc., 3.200%, 04/01/16	1,120
	UnitedHealth Group, Inc.,
1,582	1.400%, 10/15/17	1,578
1,587	1.625%, 03/15/19	1,562
250	1.875%, 11/15/16	252
509	1.900%, 07/16/18	510
380	5.375%, 03/15/16	389
935	6.000%, 06/15/17	1,008
250	6.000%, 02/15/18	276
	WellPoint, Inc.,
2,220	2.250%, 08/15/19	2,182
3,118	5.875%, 06/15/17	3,342

		46,443

	Life Sciences Tools & Services — 0.1%
665	Life Technologies Corp., 3.500%, 01/15/16	670
	Thermo Fisher Scientific, Inc.,
2,165	1.300%, 02/01/17	2,153
1,525	1.850%, 01/15/18	1,521
3,143	3.200%, 03/01/16	3,171

		7,515

	Pharmaceuticals — 0.4%
	AbbVie, Inc.,
3,785	1.750%, 11/06/17	3,782
2,300	1.800%, 05/14/18	2,284

SEE NOTES TO FINANCIAL STATEMENTS.

256	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Pharmaceuticals — continued
702	Actavis Funding SCS, (Luxembourg), 3.000%, 03/12/20	699
3,135	Actavis, Inc., 1.875%, 10/01/17	3,123
1,530	Allergan, Inc., 1.350%, 03/15/18	1,504
1,200	Bayer U.S. Finance LLC, 2.375%, 10/08/19 (e)	1,206
3,345	Forest Laboratories LLC, 4.375%, 02/01/19 (e)	3,495
1,470	GlaxoSmithKline Capital plc, (United Kingdom), 1.500%, 05/08/17	1,476
1,165	Hospira, Inc., 6.050%, 03/30/17	1,246
1,320	Merck & Co., Inc., 1.850%, 02/10/20	1,312
2,400	Mylan, Inc., 1.350%, 11/29/16	2,379
369	Perrigo Co. plc, (Ireland), 1.300%, 11/08/16	367
6,770	Pfizer, Inc., 0.900%, 01/15/17	6,773
1,815	Sanofi, (France), 1.250%, 04/10/18	1,800
5,020	Teva Pharmaceutical Finance Co. B.V., (Netherlands), 2.400%, 11/10/16	5,070
875	Zoetis, Inc., 1.875%, 02/01/18	870

		37,386

	Total Health Care	122,041

	Industrials — 0.8%
	Aerospace & Defense — 0.2%
1,380	BAE Systems plc, (United Kingdom), 3.500%, 10/11/16 (e)	1,412
1,253	General Dynamics Corp., 1.000%, 11/15/17	1,242
2,835	Lockheed Martin Corp., 2.125%, 09/15/16	2,867
2,035	Northrop Grumman Corp., 1.750%, 06/01/18	2,019
990	Northrop Grumman Systems Corp., 7.750%, 03/01/16	1,023
	Precision Castparts Corp.,
1,376	0.700%, 12/20/15	1,377
5,240	2.250%, 06/15/20	5,238
520	Raytheon Co., 4.400%, 02/15/20	568
655	Textron, Inc., 5.600%, 12/01/17	704
595	United Technologies Corp., 1.800%, 06/01/17	601

		17,051

	Air Freight & Logistics — 0.0% (g)
1,570	FedEx Corp., 2.300%, 02/01/20	1,560

	Commercial Services & Supplies — 0.1%
10,434	ADT Corp. (The), 2.250%, 07/15/17	10,421
1,615	Republic Services, Inc., 3.800%, 05/15/18	1,689

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — continued
1,220	Waste Management, Inc., 2.600%, 09/01/16	1,238

		13,348

	Construction & Engineering — 0.0% (g)
990	ABB Finance USA, Inc., 1.625%, 05/08/17	993

	Electrical Equipment — 0.1%
6,389	Eaton Corp., 1.500%, 11/02/17	6,347
700	Emerson Electric Co., 4.875%, 10/15/19	773

		7,120

	Industrial Conglomerates — 0.0% (g)
544	Hutchison Whampoa International 12 II Ltd., (Cayman Islands), 2.000%, 11/08/17 (e)	545
644	Koninklijke Philips N.V., (Netherlands), 5.750%, 03/11/18	695

		1,240

	Machinery — 0.0% (g)
220	Caterpillar, Inc., 5.700%, 08/15/16	230
	Illinois Tool Works, Inc.,
937	0.900%, 02/25/17	937
2,449	1.950%, 03/01/19	2,451

		3,618

	Road & Rail — 0.4%
	Burlington Northern Santa Fe LLC,
3,268	5.650%, 05/01/17	3,493
1,750	5.750%, 03/15/18	1,918
	Canadian Pacific Railway Co., (Canada),
2,900	6.500%, 05/15/18	3,238
1,720	7.250%, 05/15/19	2,011
	CSX Corp.,
1,168	6.250%, 03/15/18	1,297
1,456	7.900%, 05/01/17	1,610
	ERAC USA Finance LLC,
1,950	1.400%, 04/15/16 (e)	1,952
1,012	2.750%, 03/15/17 (e)	1,031
1,841	6.200%, 11/01/16 (e)	1,938
1,035	6.375%, 10/15/17 (e)	1,131
	Norfolk Southern Corp.,
1,100	5.750%, 01/15/16	1,119
1,500	5.900%, 06/15/19	1,694
	Penske Truck Leasing Co. LP/PTL Finance Corp.,
4,812	2.500%, 03/15/16 (e)	4,838
527	2.500%, 06/15/19 (e)	522

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	257

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Road & Rail — continued
	Ryder System, Inc.,
1,865	2.450%, 09/03/19	1,859
4,609	2.500%, 03/01/17	4,672
1,320	2.500%, 05/11/20	1,300
885	2.550%, 06/01/19	883
	Union Pacific Corp.,
696	1.800%, 02/01/20	687
1,075	5.650%, 05/01/17	1,152
1,455	7.000%, 02/01/16	1,492

		39,837

	Total Industrials	84,767

	Information Technology — 0.8%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
1,700	1.100%, 03/03/17	1,703
3,042	1.650%, 06/15/18	3,041
2,230	2.125%, 03/01/19	2,246

		6,990

	Electronic Equipment, Instruments & Components — 0.1%
4,835	ABB Treasury Center USA, Inc., 2.500%, 06/15/16 (e)	4,890
	Arrow Electronics, Inc.,
1,312	3.000%, 03/01/18	1,333
464	6.875%, 06/01/18	511

		6,734

	Internet Software & Services — 0.0% (g)
	eBay, Inc.,
1,360	1.625%, 10/15/15	1,362
1,379	2.200%, 08/01/19	1,350

		2,712

	IT Services — 0.1%
	International Business Machines Corp.,
2,930	1.250%, 02/08/18	2,917
2,930	1.950%, 07/22/16	2,966
	Xerox Corp.,
5,000	2.800%, 05/15/20	4,925
634	2.950%, 03/15/17	644
600	5.625%, 12/15/19	660
1,390	6.750%, 02/01/17	1,479

		13,591

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 0.1%
	Intel Corp.,
2,943	1.950%, 10/01/16	2,981
1,318	2.450%, 07/29/20	1,324
1,988	National Semiconductor Corp., 6.600%, 06/15/17	2,175
	Texas Instruments, Inc.,
1,781	1.750%, 05/01/20	1,731
4,610	2.375%, 05/16/16	4,668

		12,879

	Software — 0.2%
8,282	Intuit, Inc., 5.750%, 03/15/17	8,776
	Microsoft Corp.,
349	0.875%, 11/15/17	348
3,455	1.850%, 02/12/20	3,443
	Oracle Corp.,
2,900	2.250%, 10/08/19	2,914
1,985	2.375%, 01/15/19	2,015

		17,496

	Technology Hardware, Storage & Peripherals — 0.2%
	Apple, Inc.,
1,002	0.900%, 05/12/17	1,001
5,915	2.100%, 05/06/19	5,980
6,900	EMC Corp., 1.875%, 06/01/18	6,877
4,472	Hewlett-Packard Co., 2.125%, 09/13/15	4,473

		18,331

	Total Information Technology	78,733

	Materials — 0.5%
	Chemicals — 0.2%
750	Agrium, Inc., (Canada), 6.750%, 01/15/19	855
4,340	CF Industries, Inc., 6.875%, 05/01/18	4,832
850	Dow Chemical Co. (The), 5.700%, 05/15/18	935
1,563	E.I. du Pont de Nemours & Co., 5.250%, 12/15/16	1,646
	Ecolab, Inc.,
2,254	1.450%, 12/08/17	2,227
3,765	3.000%, 12/08/16	3,838
4,866	Potash Corp. of Saskatchewan, Inc., (Canada), 3.250%, 12/01/17	4,980
	PPG Industries, Inc.,
1,285	1.900%, 01/15/16	1,290
1,232	2.300%, 11/15/19	1,227
146	6.650%, 03/15/18	163
740	Praxair, Inc., 4.500%, 08/15/19	804

SEE NOTES TO FINANCIAL STATEMENTS.

258	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Chemicals — continued
502	Rohm & Haas Co., 6.000%, 09/15/17	545

		23,342

	Metals & Mining — 0.3%
	BHP Billiton Finance USA Ltd., (Australia),
5,035	1.625%, 02/24/17	5,056
1,365	1.875%, 11/21/16	1,377
375	5.250%, 12/15/15	380
	Freeport-McMoRan, Inc.,
2,417	2.150%, 03/01/17	2,304
2,745	2.375%, 03/15/18	2,497
	Nucor Corp.,
1,500	5.750%, 12/01/17	1,627
530	5.850%, 06/01/18	583
1,160	Rio Tinto Finance USA Ltd., (Australia), 1.875%, 11/02/15	1,162
	Teck Resources Ltd., (Canada),
5,520	2.500%, 02/01/18	4,719
4,915	3.150%, 01/15/17	4,645

		24,350

	Total Materials	47,692

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.7%
	AT&T, Inc.,
596	1.600%, 02/15/17	596
3,260	1.700%, 06/01/17	3,256
5,208	2.300%, 03/11/19	5,186
2,524	2.375%, 11/27/18	2,538
1,773	2.450%, 06/30/20	1,757
200	2.950%, 05/15/16	203
7,451	5.500%, 02/01/18	8,041
734	5.600%, 05/15/18	800
1,992	British Telecommunications plc, (United Kingdom), 2.350%, 02/14/19	1,985
	Deutsche Telekom International Finance B.V., (Netherlands),
2,865	2.250%, 03/06/17 (e)	2,894
4,860	5.750%, 03/23/16	4,987
1,533	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	1,533
1,391	Orange S.A., (France), 2.750%, 02/06/19	1,418
	Telefonica Emisiones S.A.U., (Spain),
3,516	3.192%, 04/27/18	3,603
1,121	3.992%, 02/16/16	1,134
849	6.221%, 07/03/17	918

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
500	6.421%, 06/20/16	519
	Verizon Communications, Inc.,
3,816	1.350%, 06/09/17	3,803
3,450	2.000%, 11/01/16	3,476
6,296	2.500%, 09/15/16	6,386
5,818	2.625%, 02/21/20	5,823
6,440	6.100%, 04/15/18	7,092

		67,948

	Wireless Telecommunication Services — 0.1%
	America Movil S.A.B. de C.V., (Mexico),
3,420	5.000%, 03/30/20	3,738
2,031	5.625%, 11/15/17	2,199
2,395	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	2,700
	Vodafone Group plc, (United Kingdom),
1,555	1.250%, 09/26/17	1,539
4,340	1.625%, 03/20/17	4,336
1,396	5.625%, 02/27/17	1,475

		15,987

	Total Telecommunication Services	83,935

	Utilities — 1.0%
	Electric Utilities — 0.7%
3,633	American Electric Power Co., Inc., 1.650%, 12/15/17	3,621
	Arizona Public Service Co.,
4,295	6.250%, 08/01/16	4,498
400	8.750%, 03/01/19	488
500	Atlantic City Electric Co., 7.750%, 11/15/18	592
	Commonwealth Edison Co.,
2,965	1.950%, 09/01/16	2,980
1,000	6.150%, 09/15/17	1,092
525	Series 104, 5.950%, 08/15/16	549
	Duke Energy Carolinas LLC,
460	1.750%, 12/15/16	464
1,480	5.250%, 01/15/18	1,607
	Duke Energy Corp.,
1,105	2.100%, 06/15/18	1,122
505	2.150%, 11/15/16	511
1,240	Duke Energy Florida LLC, 5.650%, 06/15/18	1,373
4,140	Electricite de France S.A., (France), 1.150%, 01/20/17 (e)	4,137
1,019	Entergy Corp., 3.625%, 09/15/15	1,020
225	Entergy Gulf States Louisiana LLC, 6.000%, 05/01/18	246

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	259

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
565	Kansas City Power & Light Co., 5.850%, 06/15/17	608
445	Kentucky Power Co., 6.000%, 09/15/17 (e)	482
817	LG&E and KU Energy LLC, 2.125%, 11/15/15	819
1,035	Louisville Gas & Electric Co., 1.625%, 11/15/15	1,037
1,695	MidAmerican Energy Co., 2.400%, 03/15/19	1,722
	NextEra Energy Capital Holdings, Inc.,
496	1.339%, 09/01/15	496
355	2.600%, 09/01/15	355
224	2.700%, 09/15/19	224
250	6.000%, 03/01/19	278
4,249	7.875%, 12/15/15	4,331
371	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	404
530	Ohio Power Co., Series K, 6.000%, 06/01/16	549
2,675	Pacific Gas & Electric Co., 5.625%, 11/30/17	2,902
250	PacifiCorp, 5.650%, 07/15/18	277
1,567	PECO Energy Co., 1.200%, 10/15/16	1,569
875	Pennsylvania Electric Co., 6.050%, 09/01/17	949
1,185	Pepco Holdings, Inc., 2.700%, 10/01/15	1,187
455	PPL Capital Funding, Inc., 1.900%, 06/01/18	453
	Progress Energy, Inc.,
409	4.875%, 12/01/19	447
370	5.625%, 01/15/16	376
850	7.050%, 03/15/19	984
535	Public Service Co. of Colorado, 5.800%, 08/01/18	598
1,246	Public Service Co. of New Mexico, 7.950%, 05/15/18	1,415
1,300	Public Service Co. of Oklahoma, 6.150%, 08/01/16	1,358
2,050	Public Service Electric & Gas Co., 2.000%, 08/15/19	2,044
3,545	Sierra Pacific Power Co., Series M, 6.000%, 05/15/16	3,675
1,543	Southern California Edison Co., 1.845%, 02/01/22	1,535
	Southern Co. (The),
1,170	1.300%, 08/15/17	1,161
4,440	1.950%, 09/01/16	4,479
577	State Grid Overseas Investment 2013 Ltd., (United Kingdom), 1.750%, 05/22/18 (e)	572
	Virginia Electric & Power Co.,
1,387	1.200%, 01/15/18	1,376
1,268	5.000%, 06/30/19	1,397

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
1,125	Wisconsin Electric Power Co., 6.250%, 12/01/15	1,140
3,000	Xcel Energy, Inc., 0.750%, 05/09/16	2,997

		68,496

	Gas Utilities — 0.0% (g)
314	Atmos Energy Corp., 8.500%, 03/15/19	375
	CenterPoint Energy Resources Corp.,
1,627	6.125%, 11/01/17	1,784
2,715	6.150%, 05/01/16	2,803
210	Dominion Gas Holdings LLC, 2.500%, 12/15/19	210

		5,172

	Independent Power & Renewable Electricity Producers — 0.1%
	Exelon Generation Co. LLC,
798	2.950%, 01/15/20	800
260	5.200%, 10/01/19	286
	PSEG Power LLC,
4,923	2.450%, 11/15/18	4,938
1,000	5.320%, 09/15/16	1,040

		7,064

	Multi-Utilities — 0.2%
1,320	AGL Capital Corp., 6.375%, 07/15/16	1,376
2,385	Berkshire Hathaway Energy Co., 1.100%, 05/15/17	2,368
350	CenterPoint Energy, Inc., Series B, 5.950%, 02/01/17	372
	CMS Energy Corp.,
1,000	5.050%, 02/15/18	1,080
330	8.750%, 06/15/19	405
2,725	Consolidated Edison Co. of New York, Inc., Series 06-C, 5.500%, 09/15/16	2,850
	Consumers Energy Co.,
455	6.125%, 03/15/19	515
648	Series P, 5.500%, 08/15/16	676
	Dominion Resources, Inc.,
748	1.250%, 03/15/17	744
335	2.250%, 09/01/15	335
1,100	6.400%, 06/15/18	1,225
1,778	Series A, 1.400%, 09/15/17	1,764
824	DTE Energy Co., 2.400%, 12/01/19	823
	NiSource Finance Corp.,
1,057	6.400%, 03/15/18	1,174
1,785	6.800%, 01/15/19	2,038

SEE NOTES TO FINANCIAL STATEMENTS.

260	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Multi-Utilities — continued
	Sempra Energy,
995	2.300%, 04/01/17	1,007
1,880	6.500%, 06/01/16	1,951
1,300	9.800%, 02/15/19	1,612
	TECO Finance, Inc.,
475	5.150%, 03/15/20	519
1,660	6.572%, 11/01/17	1,821

		24,655

	Total Utilities	105,387

	Total Corporate Bonds (Cost $2,135,395)	2,128,307

Foreign Government Securities — 0.3%
29,787	Egypt Government AID Bonds, (Egypt), 4.450%, 09/15/15	29,829
1,370	Province of Ontario, (Canada), 2.300%, 05/10/16	1,386

	Total Foreign Government Securities (Cost $31,206)	31,215

Mortgage Pass-Through Securities — 3.7%
	Federal Home Loan Mortgage Corp.,
520	ARM, 1.636%, 08/01/37	552
2,147	ARM, 1.936%, 05/01/37	2,256
1,844	ARM, 1.945%, 03/01/37	1,942
1,493	ARM, 2.062%, 12/01/36	1,574
2,832	ARM, 2.142%, 10/01/36	3,001
1,014	ARM, 2.175%, 04/01/37	1,070
752	ARM, 2.195%, 03/01/37	800
192	ARM, 2.209%, 03/01/35	203
1,314	ARM, 2.225%, 08/01/36	1,391
933	ARM, 2.240%, 11/01/36	996
432	ARM, 2.264%, 06/01/36	458
858	ARM, 2.266%, 12/01/36	916
51	ARM, 2.274%, 01/01/27	54
184	ARM, 2.276%, 02/01/37	196
340	ARM, 2.278%, 12/01/36	362
780	ARM, 2.334%, 10/01/37	839
1,910	ARM, 2.358%, 01/01/37	2,045
565	ARM, 2.366%, 11/01/37	600
73	ARM, 2.404%, 12/01/27	77
1	ARM, 2.413%, 12/01/17	1
1,275	ARM, 2.422%, 08/01/37	1,374
216	ARM, 2.501%, 04/01/37	231
184	ARM, 2.519%, 07/01/36	197
1,452	ARM, 2.595%, 08/01/36	1,548

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,620	ARM, 2.665%, 03/01/36	1,733
2,181	ARM, 2.669%, 04/01/38	2,349
1,822	ARM, 2.717%, 01/01/38	1,966
5,834	ARM, 2.727%, 06/01/37	6,265
3,879	ARM, 2.730%, 06/01/37	4,170
274	ARM, 2.785%, 08/01/37	286
1,059	ARM, 2.794%, 03/01/37	1,140
799	ARM, 2.828%, 02/01/37	862
3,850	ARM, 2.883%, 03/01/35	4,125
2,644	ARM, 2.957%, 10/01/35	2,837
4,295	ARM, 3.094%, 03/01/36	4,564
2	ARM, 5.751%, 01/01/27	2
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
25,035	4.000%, 07/01/18 - 06/01/26	26,600
296	4.500%, 04/01/16 - 10/01/18	307
6,235	5.000%, 03/01/18 - 01/01/21	6,557
15,136	5.500%, 08/01/19 - 01/01/24	16,487
4,250	6.000%, 08/01/16 - 12/01/23	4,464
2,750	6.500%, 07/01/16 - 08/01/21	2,833
800	7.000%, 03/01/17	816
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
810	6.000%, 01/01/19 - 10/01/24	914
3,123	6.500%, 08/01/18 - 03/01/26	3,569
32	7.500%, 10/01/16 - 07/01/18	33
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
22,800	5.500%, 03/01/34 - 07/01/37	25,583
247	6.000%, 07/01/32	280
442	7.000%, 08/01/38	510
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
9,206	7.500%, 12/01/36	10,944
2,228	10.000%, 10/01/30	2,484
45	Federal Home Loan Mortgage Corp. Gold Pools, Other, 6.000%, 09/01/17	46
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
8	8.000%, 04/01/17 - 05/01/19	8
4	8.250%, 08/01/17	4
	Federal National Mortgage Association,
48	ARM, 1.332%, 08/01/37	49
2,341	ARM, 1.491%, 08/01/37	2,445
978	ARM, 1.516%, 04/01/37	1,015
2,152	ARM, 1.709%, 07/01/37	2,255
1,298	ARM, 1.811%, 02/01/37	1,366

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	261

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
2,206		ARM, 1.818%, 01/01/37	2,320
180		ARM, 1.892%, 01/01/35	189
10		ARM, 1.917%, 01/01/19	10
11		ARM, 1.928%, 03/01/19	11
308		ARM, 2.023%, 07/01/37	325
12		ARM, 2.091%, 07/01/27	13
759		ARM, 2.094%, 05/01/36 - 01/01/37	802
843		ARM, 2.139%, 09/01/34	894
38		ARM, 2.150%, 07/01/37	41
115		ARM, 2.187%, 12/01/36	124
1,633		ARM, 2.206%, 11/01/37	1,744
730		ARM, 2.208%, 10/01/36	780
704		ARM, 2.229%, 12/01/35	743
1,599		ARM, 2.244%, 11/01/37	1,698
2,752		ARM, 2.253%, 12/01/36	2,927
478		ARM, 2.269%, 10/01/36	505
1,206		ARM, 2.296%, 08/01/36	1,286
2,031		ARM, 2.317%, 11/01/37	2,169
11		ARM, 2.325%, 05/01/25	11
2,362		ARM, 2.331%, 03/01/37	2,533
528		ARM, 2.333%, 07/01/36	562
62		ARM, 2.337%, 04/01/36	64
—	(h)	ARM, 2.345%, 10/01/27	—	(h)
1,033		ARM, 2.360%, 12/01/37	1,116
1,030		ARM, 2.364%, 08/01/36	1,094
18		ARM, 2.365%, 06/01/27	18
612		ARM, 2.368%, 04/01/37	653
204		ARM, 2.374%, 12/01/36	219
27		ARM, 2.412%, 06/01/36	29
284		ARM, 2.455%, 03/01/47	294
235		ARM, 2.456%, 08/01/36	249
2		ARM, 2.480%, 08/01/17	2
5		ARM, 2.522%, 08/01/36	5
1		ARM, 2.625%, 08/01/19	1
1,406		ARM, 2.630%, 08/01/36	1,507
466		ARM, 2.651%, 12/01/36	502
7		ARM, 2.723%, 10/01/25	8
3,280		ARM, 2.797%, 03/01/36	3,522
4		ARM, 2.875%, 11/01/16	3
3,291		ARM, 3.016%, 03/01/36	3,537
492		ARM, 3.020%, 04/01/38	499
4,106		ARM, 3.022%, 03/01/36	4,404
2,937		ARM, 3.074%, 10/01/35	3,143
		Federal National Mortgage Association, 15 Year, Single Family,
596		4.000%, 08/01/18 - 01/01/19	623

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

1,834		4.500%, 05/01/18 - 05/01/19	1,906
2,620		5.000%, 12/01/17 - 07/01/20	2,734
29,039		5.500%, 01/01/18 - 07/01/25	31,568
11,878		6.000%, 11/01/17 - 07/01/24	12,745
5,783		6.500%, 03/01/17 - 03/01/23	6,081
439		7.000%, 02/01/17 - 01/01/18	448
12		8.000%, 11/01/15 - 10/01/16	12
		Federal National Mortgage Association, 20 Year, Single Family,
837		5.500%, 05/01/27	935
1,361		6.000%, 03/01/18 - 04/01/24	1,535
2,299		6.500%, 03/01/17 - 03/01/25	2,639
615		7.000%, 08/01/20 - 08/01/21	657
—	(h)	7.500%, 06/01/16	—	(h)
—	(h)	8.000%, 11/01/15	—	(h)
		Federal National Mortgage Association, 30 Year, FHA/VA,
146		5.500%, 08/01/34	165
13		8.500%, 03/01/27	13
		Federal National Mortgage Association, 30 Year, Single Family,
20,759		5.000%, 10/01/39	23,090
28,927		5.500%, 12/01/32 - 04/01/37	32,706
18,386		6.000%, 04/01/35 - 01/01/38	20,924
11,934		6.500%, 03/01/26 - 10/01/38	13,705
4,988		7.000%, 04/01/37 - 08/01/37	5,809
84		8.000%, 12/01/30	95
4		8.500%, 09/01/21	4
24		9.000%, 02/01/31	25
19		9.500%, 07/01/28	21
5		10.000%, 02/01/24	5
		Federal National Mortgage Association, Other,
63		4.000%, 07/01/17	67
113		4.500%, 12/01/19	115
316		5.500%, 06/01/16 - 09/01/17	325
178		6.000%, 09/01/17	184
		Government National Mortgage Association II,
101		ARM, 1.625%, 07/20/21 - 11/20/25	104
34		ARM, 1.750%, 01/20/26 - 01/20/28	36
47		ARM, 2.000%, 08/20/16 - 09/20/22	48
7		ARM, 2.500%, 12/20/17 - 05/20/21	7
10		ARM, 3.000%, 01/20/16 - 05/20/20	10
2		ARM, 3.500%, 10/20/17 - 12/20/17	2
4		ARM, 4.000%, 03/20/16 - 08/20/18	4
		Government National Mortgage Association II, 30 Year, Single Family,
4,295		6.000%, 09/20/38	4,825

SEE NOTES TO FINANCIAL STATEMENTS.

262	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
9,572		7.000%, 08/20/38 - 09/20/38	11,695
13		7.500%, 09/20/28	15
28		8.000%, 09/20/26 - 12/20/27	35
33		8.500%, 03/20/25 - 04/20/25	38
1,578		Government National Mortgage Association, 15 Year, Single Family, 6.500%, 10/15/23	1,726
		Government National Mortgage Association, 30 Year, Single Family,
4,688		6.500%, 09/15/38	5,468
10		8.500%, 04/15/25	12
8		9.000%, 09/15/24 - 10/15/26	9
180		9.500%, 07/15/20 - 12/15/25	204
—	(h)	12.000%, 11/15/19	—	(h)

		Total Mortgage Pass-Through Securities (Cost $376,295)	386,481

Supranational — 0.0% (g)
2,235		African Development Bank, (Supranational), 6.875%, 10/15/15	2,247
881		Corp. Andina de Fomento, 3.750%, 01/15/16	890

		Total Supranational (Cost $3,133)	3,137

U.S. Government Agency Securities — 5.4%
		Federal Home Loan Banks,
34,970		0.500%, 09/28/16	34,964
21,685		3.125%, 03/11/16	22,004
39,150		4.750%, 12/16/16	41,229
		Federal Home Loan Mortgage Corp.,
21,880		0.750%, 07/14/17	21,869
32,050		1.000%, 03/08/17	32,193
20,000		1.650%, 11/15/19	19,899
75,000		2.500%, 05/27/16	76,157
35,000		5.250%, 04/18/16	36,086
		Federal National Mortgage Association,
25,650		0.875%, 05/21/18	25,491
48,185		1.125%, 04/27/17	48,593
35,680		1.125%, 07/20/18	35,681
20,000		1.250%, 09/28/16	20,146
20,000		1.630%, 01/10/20	19,915
20,450		1.710%, 01/15/20	20,452
22,000		2.250%, 03/15/16	22,007
20,000		2.375%, 04/11/16	20,244
3,315		5.000%, 03/15/16	3,397
5,000		5.000%, 02/13/17	5,305
14,550		5.250%, 09/15/16	15,255
21,155		5.375%, 06/12/17	22,862

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

11,200	Federal National Mortgage Association STRIPS, 1.157%, 07/15/16 (n)	11,154

	Total U.S. Government Agency Securities (Cost $553,349)	554,903

U.S. Treasury Obligations — 51.2%
	U.S. Treasury Notes,
45,000	0.375%, 03/15/16	45,021
280,000	0.500%, 07/31/17	278,728
230,000	0.625%, 05/31/17	229,745
75,000	0.625%, 06/30/17	74,901
10,000	0.625%, 07/31/17	9,983
295,000	0.625%, 08/31/17	294,316
225,000	0.625%, 09/30/17	224,247
170,000	0.625%, 11/30/17	169,048
260,000	0.625%, 04/30/18	257,474
95,000	0.750%, 06/30/17	95,067
200,000	0.750%, 10/31/17	199,651
281,000	0.750%, 12/31/17	280,078
20,000	0.750%, 02/28/18	19,902
135,000	0.875%, 11/30/16	135,568
148,365	0.875%, 12/31/16	148,988
185,000	0.875%, 01/31/17	185,725
95,000	0.875%, 02/28/17	95,367
190,000	0.875%, 04/30/17	190,631
35,000	0.875%, 01/31/18	34,962
185,000	1.000%, 08/31/16	186,014
170,000	1.000%, 09/30/16	171,012
200,000	1.000%, 10/31/16	201,138
105,000	1.000%, 03/31/17	105,599
20,000	1.000%, 05/31/18	19,990
15,000	1.000%, 06/30/19	14,816
50,000	1.000%, 08/31/19	49,246
115,500	1.250%, 10/31/18	115,844
40,000	1.250%, 11/30/18	40,094
175,000	1.250%, 01/31/19	175,148
20,000	1.375%, 06/30/18	20,189
50,000	1.375%, 09/30/18	50,378
90,000	1.375%, 02/28/19	90,380
50,000	1.500%, 06/30/16	50,470
109,000	1.500%, 07/31/16	110,079
30,000	1.500%, 08/31/18	30,356
30,000	1.500%, 12/31/18	30,284
40,000	1.500%, 05/31/19	40,259
160,000	1.750%, 05/31/16	161,666
60,000	2.000%, 04/30/16	60,649
30,000	2.125%, 02/29/16	30,281

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	263

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — continued
15,000	2.250%, 11/30/17	15,460
50,000	2.250%, 07/31/18	51,695
50,000	2.375%, 03/31/16	50,592
40,000	2.375%, 07/31/17	41,238
40,000	2.625%, 04/30/16	40,616
20,000	2.625%, 04/30/18	20,858
105,000	2.750%, 11/30/16	107,885
51,835	3.125%, 01/31/17	53,681
37,000	3.125%, 04/30/17	38,501
125,000	3.250%, 12/31/16	129,407
45,000	4.500%, 02/15/16	45,861

	Total U.S. Treasury Obligations (Cost $5,301,143)	5,319,088

Loan Assignments — 0.0% (g)
	Financials — 0.0% (g)
	Real Estate Management & Development — 0.0% (g)
2,081	Tricon Capital Group Inc., Revolving Loan, (Canada), VAR, 3.250%, 06/12/17 (Cost $2,081)	2,070

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.2%
	Investment Company — 0.2%
24,470	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $24,470)	24,470

	Total Investments — 99.6% (Cost $10,327,527)	10,341,050
	Other Assets in Excess of Liabilities — 0.4%	40,774

	NET ASSETS — 100.0%	$10,381,824

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

264	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan Short Duration High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — 63.9%
	Consumer Discretionary — 14.9%
	Auto Components — 2.1%
	Goodyear Tire & Rubber Co. (The),
100	6.500%, 03/01/21	106
1,250	8.250%, 08/15/20	1,303
515	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 03/15/19	522
1,730	Pittsburgh Glass Works LLC, 8.000%, 11/15/18 (e)	1,799
604	ZF North America Capital, Inc., 4.000%, 04/29/20 (e)	604

		4,334

	Automobiles — 1.2%
593	Fiat Chrysler Automobiles N.V., (Netherlands), 4.500%, 04/15/20	593
1,767	Jaguar Land Rover Automotive plc, (United Kingdom), 4.125%, 12/15/18 (e)	1,771

		2,364

	Distributors — 0.2%
300	VWR Funding, Inc., 7.250%, 09/15/17	309

	Hotels, Restaurants & Leisure — 3.7%
425	CCM Merger, Inc., 9.125%, 05/01/19 (e)	453
300	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	308
465	GLP Capital LP/GLP Financing II, Inc., 4.375%, 11/01/18	479
250	Graton Economic Development Authority, 9.625%, 09/01/19 (e)	268
	MGM Resorts International,
1,820	5.250%, 03/31/20	1,828
1,575	8.625%, 02/01/19	1,760
	NCL Corp., Ltd., (Bermuda),
575	5.000%, 02/15/18	583
200	5.250%, 11/15/19 (e)	207
205	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	214
1,075	Royal Caribbean Cruises Ltd., (Liberia), 7.250%, 03/15/18	1,187
429	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	452

		7,739

	Household Durables — 1.9%
	Lennar Corp.,
1,400	4.500%, 06/15/19	1,431
167	4.500%, 11/15/19	171

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Household Durables — continued
868	M/I Homes, Inc., 8.625%, 11/15/18	897
805	Standard Pacific Corp., 8.375%, 05/15/18	910
435	Toll Brothers Finance Corp., 6.750%, 11/01/19	483

		3,892

	Internet & Catalog Retail — 0.1%
186	SITEL LLC/Sitel Finance Corp., 11.000%, 08/01/17 (e)	192

	Media — 4.9%
	Cablevision Systems Corp.,
1,000	7.750%, 04/15/18	1,078
527	8.000%, 04/15/20	570
165	8.625%, 09/15/17	180
465	CCO Safari II LLC, 3.579%, 07/23/20 (e)	464
1,550	Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 03/15/20	1,604
	DISH DBS Corp.,
250	4.250%, 04/01/18	249
650	4.625%, 07/15/17	664
1,624	7.875%, 09/01/19	1,761
500	Gray Television, Inc., 7.500%, 10/01/20	517
1,121	NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.000%, 08/01/18 (e)	1,143
1,607	Numericable-SFR SAS, (France), 4.875%, 05/15/19 (e)	1,617
400	Starz LLC/Starz Finance Corp., 5.000%, 09/15/19	401

		10,248

	Multiline Retail — 0.3%
500	Dollar Tree, Inc., 5.250%, 03/01/20 (e)	524
74	J.C. Penney Corp., Inc., 8.125%, 10/01/19	75

		599

	Specialty Retail — 0.5%
430	Claire’s Stores, Inc., 6.125%, 03/15/20 (e)	335
575	Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19	600

		935

	Total Consumer Discretionary	30,612

	Consumer Staples — 2.1%
	Beverages — 0.2%
450	Cott Beverages, Inc., 6.750%, 01/01/20	467

	Food & Staples Retailing — 0.6%
1,165	Safeway, Inc., 5.000%, 08/15/19	1,159

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	265

JPMorgan Short Duration High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Food Products — 1.3%
1,947	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	2,002
716	Smithfield Foods, Inc., 5.250%, 08/01/18 (e)	729

		2,731

	Total Consumer Staples	4,357

	Energy — 3.3%
	Energy Equipment & Services — 0.5%
414	Ocean Rig UDW, Inc., 7.250%, 04/01/19 (e)	215
305	PHI, Inc., 5.250%, 03/15/19	262
600	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	570

		1,047

	Oil, Gas & Consumable Fuels — 2.8%
433	California Resources Corp., 5.000%, 01/15/20	341
	Chesapeake Energy Corp.,
250	3.250%, 03/15/16	246
600	VAR, 3.539%, 04/15/19	447
290	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.500%, 12/15/19	199
250	Comstock Resources, Inc., 7.750%, 04/01/19	78
450	Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 04/15/21 (e)	460
365	Linn Energy LLC/Linn Energy Finance Corp., 6.500%, 05/15/19	156
270	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 07/15/19	250
227	Sabine Oil & Gas Corp., 9.750%, 02/15/17 (d)	26
1,120	Sunoco LP/Sunoco Finance Corp., 5.500%, 08/01/20 (e)	1,114
496	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	362
650	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/19 (e)	613
1,090	Ultra Petroleum Corp., (Canada), 5.750%, 12/15/18 (e)	877
500	Whiting Canadian Holding Co. ULC, (Canada), 8.125%, 12/01/19	480

		5,649

	Total Energy	6,696

	Financials — 4.8%
	Banks — 2.0%
4,156	CIT Group, Inc., 3.875%, 02/19/19	4,157

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — 1.7%
1,246	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, (Ireland), 4.250%, 07/01/20	1,255
	Ally Financial, Inc.,
458	3.600%, 05/21/18	458
1,700	4.750%, 09/10/18	1,753

		3,466

	Diversified Financial Services — 0.3%
300	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	173
370	Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 08/01/18	355

		528

	Insurance — 0.6%
269	CNO Financial Group, Inc., 4.500%, 05/30/20	277
850	Hartford Financial Services Group, Inc. (The), VAR, 8.125%, 06/15/38	950

		1,227

	Real Estate Management & Development — 0.2%
365	Mattamy Group Corp., (Canada), 6.500%, 11/15/20 (e)	352

	Total Financials	9,730

	Health Care — 8.6%
	Health Care Equipment & Supplies — 2.3%
450	Alere, Inc., 7.250%, 07/01/18	470
2,000	ConvaTec Healthcare E S.A., (Luxembourg), 10.500%, 12/15/18 (e)	2,079
1,450	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	1,530
300	Mallinckrodt International Finance S.A., (Luxembourg), 3.500%, 04/15/18	302
270	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, (Luxembourg), 4.875%, 04/15/20 (e)	273

		4,654

	Health Care Providers & Services — 4.5%
950	CHS/Community Health Systems, Inc., 5.125%, 08/15/18	973
	HCA, Inc.,
721	3.750%, 03/15/19	725
620	4.250%, 10/15/19	632
325	8.000%, 10/01/18	373
2,950	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	3,057
	Tenet Healthcare Corp.,
830	5.000%, 03/01/19	829

SEE NOTES TO FINANCIAL STATEMENTS.

266	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Health Care Providers & Services — continued
1,500	5.500%, 03/01/19	1,503
350	6.250%, 11/01/18	379
500	VAR, 3.786%, 06/15/20 (e)	503
133	Universal Health Services, Inc., 3.750%, 08/01/19 (e)	136

		9,110

	Health Care Technology — 0.3%
500	Emdeon, Inc., 11.000%, 12/31/19	537

	Pharmaceuticals — 1.5%
	Valeant Pharmaceuticals International, Inc., (Canada),
1,575	5.375%, 03/15/20 (e)	1,602
600	6.375%, 10/15/20 (e)	625
575	6.750%, 08/15/18 (e)	602
300	7.000%, 10/01/20 (e)	311

		3,140

	Total Health Care	17,441

	Industrials — 7.5%
	Aerospace & Defense — 0.8%
	Bombardier, Inc., (Canada),
539	5.500%, 09/15/18 (e)	472
1,200	7.500%, 03/15/18 (e)	1,122

		1,594

	Airlines — 0.5%
1,023	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	1,068
9	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	10

		1,078

	Commercial Services & Supplies — 2.6%
	ADT Corp. (The),
710	2.250%, 07/15/17	709
800	4.125%, 04/15/19	812
1,045	Casella Waste Systems, Inc., 7.750%, 02/15/19	1,042
835	Garda World Security Corp., (Canada), 7.250%, 11/15/21 (e)	781
1,770	ILFC E-Capital Trust I, VAR, 4.690%, 12/21/65 (e)	1,663
250	R.R. Donnelley & Sons Co., 7.250%, 05/15/18	266

		5,273

	Construction & Engineering — 0.6%
1,100	Tutor Perini Corp., 7.625%, 11/01/18	1,128

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.5%
530	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	546
550	Wise Metals Group LLC/Wise Alloys Finance Corp., 8.750%, 12/15/18 (e)	521

		1,067

	Machinery — 1.0%
1,735	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	1,640
700	Bluewater Holding B.V., (Netherlands), 10.000%, 12/10/19 (e)	497

		2,137

	Road & Rail — 0.7%
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
450	4.875%, 11/15/17	458
300	VAR, 3.074%, 12/01/17	299
600	Hertz Corp. (The), 7.500%, 10/15/18	613

		1,370

	Trading Companies & Distributors — 0.8%
445	Aircastle Ltd., (Bermuda), 6.250%, 12/01/19	483
680	HD Supply, Inc., 7.500%, 07/15/20	725
500	International Lease Finance Corp., 3.875%, 04/15/18	503

		1,711

	Total Industrials	15,358

	Information Technology — 2.2%
	Communications Equipment — 0.6%
1,040	Avaya, Inc., 7.000%, 04/01/19 (e)	933
525	Goodman Networks, Inc., 12.125%, 07/01/18	200

		1,133

	Internet Software & Services — 0.4%
835	IAC/InterActiveCorp., 4.875%, 11/30/18	858

	Semiconductors & Semiconductor Equipment — 0.6%
1,950	Advanced Micro Devices, Inc., 6.750%, 03/01/19	1,374

	Software — 0.6%
1,150	Infor U.S., Inc., 5.750%, 08/15/20 (e)	1,153

	Total Information Technology	4,518

	Materials — 9.9%
	Chemicals — 2.1%
1,000	Ashland, Inc., 3.875%, 04/15/18	1,023

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	267

JPMorgan Short Duration High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Chemicals — continued
	Hexion, Inc.,
750	6.625%, 04/15/20	699
293	10.000%, 04/15/20	299
525	INEOS Group Holdings S.A., (Luxembourg), 6.125%, 08/15/18 (e)	526
1,000	PolyOne Corp., 7.375%, 09/15/20	1,039
660	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	617

		4,203

	Construction Materials — 1.8%
400	CEMEX Espana S.A., (Spain), 9.875%, 04/30/19 (e)	436
	Cemex S.A.B. de C.V., (Mexico),
945	5.875%, 03/25/19 (e)	947
910	9.500%, 06/15/18 (e)	990
1,000	Headwaters, Inc., 7.250%, 01/15/19	1,040
160	U.S. Concrete, Inc., 8.500%, 12/01/18	167

		3,580

	Containers & Packaging — 0.5%
914	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.125%, 04/15/19	932

	Metals & Mining — 5.4%
430	AK Steel Corp., 8.750%, 12/01/18	430
2,000	Alcoa, Inc., 5.720%, 02/23/19	2,100
500	Aleris International, Inc., 7.625%, 02/15/18	491
	ArcelorMittal, (Luxembourg),
2,070	6.125%, 06/01/18	2,152
1,070	6.250%, 03/01/21	1,055
500	10.600%, 06/01/19	583
580	BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, (Australia), 7.125%, 05/01/18 (e)	568
	Commercial Metals Co.,
345	6.500%, 07/15/17	357
875	7.350%, 08/15/18	932
460	First Quantum Minerals Ltd., (Canada), 7.250%, 10/15/19 (e)	331
550	New Gold, Inc., (Canada), 7.000%, 04/15/20 (e)	528
600	Novelis, Inc., (Canada), 8.375%, 12/15/17	601
400	Prince Mineral Holding Corp., 11.500%, 12/15/19 (e)	344
200	Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.000%, 10/15/17	183

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
550	Steel Dynamics, Inc., 6.125%, 08/15/19	570

		11,225

	Paper & Forest Products — 0.1%
144	Mercer International, Inc., 7.000%, 12/01/19	147

	Total Materials	20,087

	Telecommunication Services — 7.0%
	Diversified Telecommunication Services — 3.9%
500	Altice Financing S.A., (Luxembourg), 7.875%, 12/15/19 (e)	523
1,250	CenturyLink, Inc., Series R, 5.150%, 06/15/17	1,281
215	Cincinnati Bell, Inc., 8.375%, 10/15/20	224
	Frontier Communications Corp.,
900	7.125%, 03/15/19	923
880	8.125%, 10/01/18	951
1,508	Intelsat Jackson Holdings S.A., (Luxembourg), 7.250%, 04/01/19	1,474
725	Intelsat Luxembourg S.A., (Luxembourg), 6.750%, 06/01/18	667
165	Level 3 Financing, Inc., VAR, 3.914%, 01/15/18	166
1,670	Sprint Capital Corp., 6.900%, 05/01/19	1,693
50	Windstream Services LLC, 7.875%, 11/01/17	52

		7,954

	Wireless Telecommunication Services — 3.1%
	Sprint Communications, Inc.,
2,000	8.375%, 08/15/17	2,115
2,000	9.000%, 11/15/18 (e)	2,227
2,000	T-Mobile USA, Inc., 6.464%, 04/28/19	2,058
		6,400

	Total Telecommunication Services	14,354

	Utilities — 3.6%
	Gas Utilities — 0.3%
600	AmeriGas Partners LP/AmeriGas Finance Corp., 6.250%, 08/20/19	614

	Independent Power & Renewable Electricity Producers — 3.3%
2,500	AES Corp., VAR, 3.324%, 06/01/19	2,475
2,500	Calpine Corp., 6.000%, 01/15/22 (e)	2,659
1,000	GenOn Energy, Inc., 9.875%, 10/15/20	945
633	Talen Energy Supply LLC, 4.625%, 07/15/19 (e)	598

		6,677

	Total Utilities	7,291

	Total Corporate Bonds (Cost $135,760)	130,444

SEE NOTES TO FINANCIAL STATEMENTS.

268	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Preferred Securities — 0.7% (x)
	Financials — 0.7%
	Banks — 0.6%
545	Barclays plc, (United Kingdom), VAR, 8.250%, 12/15/18	579
575	Citigroup, Inc., Series Q, VAR, 5.950%, 08/15/20	570

		1,149

	Capital Markets — 0.1%
204	Goldman Sachs Group, Inc. (The), Series L, VAR, 5.700%, 05/10/19	205

	Total Preferred Securities (Cost $1,357)	1,354

SHARES
Preferred Stocks — 0.7%
	Financials — 0.7%
	Consumer Finance — 0.3%
23	GMAC Capital Trust I, Series 2, VAR, 8.125%, 02/15/40 ($25 par value)	597

	Insurance — 0.4%
1	XLIT Ltd., (Cayman Islands), Series D, VAR, 3.409%, 09/29/15 ($1,000 par value) @	854

	Total Preferred Stocks (Cost $1,493)	1,451

PRINCIPAL AMOUNT($)
Loan Assignments — 25.1%
	Consumer Discretionary — 8.5%
	Auto Components — 0.9%
1,381	CS Intermediate Holdco 2 LLC, Term Loan, VAR, 4.000%, 04/04/21	1,374
422	Key Safety Systems, Inc., Initial Term Loan, VAR, 4.750%, 08/29/21	420

		1,794

	Hotels, Restaurants & Leisure — 1.6%
750	CBAC Borrower LLC, Term Loan B, VAR, 8.250%, 07/02/20	692
814	Golden Nugget, Inc., Closing Date Facility Term Loan, VAR, 5.500%, 11/21/19	816
349	Golden Nugget, Inc., Delayed Draw Term Loan, VAR, 5.500%, 11/21/19	349
635	Intrawest Operations Group LLC, Initial Term Loan, VAR, 4.750%, 12/09/20 ^	633
375	Shingle Springs Tribal Gaming Authority, Term B Loan, VAR, 6.250%, 08/29/19	376
337	Station Casinos LLC, Term Loan, VAR, 4.250%, 03/02/20	336

		3,202

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Household Durables — 0.0% (g)
60	Tempur Sealy International, Inc., Term B Loan, VAR, 3.500%, 03/18/20	60

	Internet & Catalog Retail — 0.6%
1,296	Lands’ End, Inc., Initial Term B Loan, VAR, 4.250%, 04/02/21	1,220

	Leisure Products — 0.4%
760	Delta 2 Sarl, USD Facility B-3, VAR, 4.750%, 07/30/21 ^	753

	Media — 2.7%
306	Charter Communications Operating LLC, Term Loan I, VAR, 3.500%, 07/30/22 ^	306
720	iHeartCommunications, Inc., Term Loan D, VAR, 6.948%, 01/30/19	635
142	iHeartCommunications, Inc., Tranche E Term Loan, VAR, 7.698%, 07/30/19	127
492	Mission Broadcasting, Inc., Term B-2 Loan, VAR, 3.750%, 10/01/20	489
558	Nexstar Broadcasting, Inc., Term B-2 Loan, VAR, 3.750%, 10/01/20	554
1,856	Univision Communications, Inc., 2013 Incremental Term Loan, VAR, 4.000%, 03/01/20	1,841
1,417	Univision Communications, Inc., Replacement 1st Lien Term Loan, VAR, 4.000%, 03/01/20 ^	1,405
140	Visant Corp., Initial Term Loan, VAR, 7.000%, 09/23/21	133

		5,490

	Multiline Retail — 1.2%
982	J.C. Penney Co., Inc., Term Loan, VAR, 6.000%, 05/22/18	979
1,585	Neiman Marcus Group Ltd. LLC, Other Term Loan, VAR, 4.250%, 10/25/20	1,566

		2,545

	Specialty Retail — 1.1%
1,605	J. Crew Group, Inc., Initial Loan, VAR, 4.000%, 03/05/21	1,242
513	PetSmart, Inc. Term Loan B, VAR, 4.250%, 03/11/22	512
496	Staples, Inc., Term Loan, VAR, 3.500%, 04/21/21 ^	494

		2,248

	Total Consumer Discretionary	17,312

	Consumer Staples — 4.4%
	Food & Staples Retailing — 1.8%
745	Albertsons LLC, Term B-4 Loan, VAR, 5.500%, 08/25/21	744

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	269

JPMorgan Short Duration High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Food & Staples Retailing — continued
2,357	New Albertson’s, Inc., Term B Loan, VAR, 4.750%, 06/27/21	2,348
644	Rite Aid Corp., 2nd Lien Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	644

		3,736

	Food Products — 2.6%
2,980	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.500%, 11/01/18	2,978
361	Hearthside Group Holdings LLC, Term Loan, VAR, 4.500%, 06/02/21 ^	359
1,306	Pinnacle Foods Finance LLC, 1st Lien Term Loan G, VAR, 3.000%, 04/29/20	1,298
540	Pinnacle Foods Finance LLC, Tranche H Term Loan, VAR, 3.000%, 04/29/20	535

		5,170

	Total Consumer Staples	8,906

	Energy — 2.8%
	Energy Equipment & Services — 0.8%
98	Drillships Financing Holding, Inc., Tranche B-1 Term Loan, VAR, 6.000%, 03/31/21	70
295	Floatel International Ltd., Initial Term Loan, VAR, 6.000%, 06/27/20	208
368	Pacific Drilling S.A., Term Loan, VAR, 4.500%, 06/03/18	266
1,084	Seadrill Operating LP, Initial Term Loan, VAR, 4.000%, 02/21/21	738
433	Stallion Oilfield Holdings, Inc., Term Loan B, VAR, 8.000%, 06/19/18	312

		1,594

	Oil, Gas & Consumable Fuels — 2.0%
98	Alon USA Partners LP, MLP Term Loans, VAR, 9.250%, 11/26/18	98
198	Citgo Holding, Inc., Term Loan, VAR, 9.500%, 05/12/18	198
409	CITGO Petroleum Corp., Term B Loan, VAR, 4.500%, 07/29/21	408
875	Energy Transfer Equity LP, Term Loan, VAR, 3.250%, 12/02/19	844
715	Fieldwood Energy LLC, 2nd Lien Closing Date Loan, VAR, 8.375%, 09/30/20	270
353	MEG Energy Corp., Incremental Term Loan, VAR, 3.750%, 03/31/20	328
720	Overseas Shipholding Group, Inc., Initial Term Loan, VAR, 5.250%, 08/05/19	715
803	Peabody Energy Corp., Term Loan, VAR, 4.250%, 09/24/20	589

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
310	Sabine Oil & Gas LLC, 2nd Lien Term Loan, VAR, 8.750%, 12/31/18 (d)	64
604	Southcross Holdings LP, Term Loan, VAR, 6.000%, 08/04/21	501
96	W&T Offshore, Inc., Term Loan, VAR, 9.000%, 05/15/20	84

		4,099

	Total Energy	5,693

	Financials — 0.8%
	Diversified Financial Services — 0.5%
155	Ascensus, Inc., 1st Lien Initial Term Loan, VAR, 5.000%, 12/02/19	154
40	Ascensus, Inc., 2nd Lien Initial Term Loan, VAR, 9.000%, 12/02/20	40
962	ROC Finance LLC, Funded Term B Loan, VAR, 5.000%, 06/20/19	915

		1,109

	Insurance — 0.3%
571	HUB International Ltd., Initial Term Loan, VAR, 4.000%, 10/02/20	564

	Total Financials	1,673

	Health Care — 1.7%
	Biotechnology — 0.1%
257	Sage Products Holdings III LLC, Term Loan, VAR, 4.250%, 12/13/19	256

	Health Care Providers & Services — 0.4%
257	AmSurg Corp., Initial Term Loan, VAR, 3.750%, 07/16/21	257
108	CHG Healthcare Services, Inc., Term Loan, VAR, 4.250%, 11/19/19	108
514	National Mentor Holdings, Inc., Tranche B Term Loan, VAR, 4.250%, 01/31/21	509

		874

	Pharmaceuticals — 1.2%
325	Concordia Healthcare Corp., Initial Term Loan, (Canada), VAR, 4.750%, 04/21/22	325
474	Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, VAR, 3.198%, 02/27/21	473
918	Par Pharmaceutical Cos., Inc., Term Loan B-2, VAR, 4.000%, 09/30/19	918
218	Phibro Animal Health Corp., Term B Loan, VAR, 4.000%, 04/16/21	216

SEE NOTES TO FINANCIAL STATEMENTS.

270	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Pharmaceuticals — continued
349	Valeant Pharmaceuticals International, Inc., Series F-1, Tranche B Term Loan, (Canada), VAR, 4.000%, 04/01/22	349

		2,281

	Total Health Care	3,411

	Industrials — 2.4%
	Airlines — 0.3%
390	Delta Air Lines, Inc., 2014 Term Loan B-1, VAR, 3.250%, 10/18/18	389
9	Landmark Aviation, Canadian Term Loan, VAR, 4.750%, 10/25/19	9
220	LM U.S. Member LLC, Term Loan, VAR, 4.750%, 10/25/19	218

		616

	Building Products — 0.6%
600	JELD-WEN, Inc., Term B-1 Loan, VAR, 5.000%, 07/01/22	599
499	Stardust Finance, Senior Lien Term Loan, VAR, 6.500%, 03/13/22	495

		1,094

	Commercial Services & Supplies — 0.5%
140	Garda World Security Corp., Term B Delayed Draw Loan, VAR, 4.003%, 11/06/20	137
294	Harland Clarke Holdings Corp., Tranche B-4 Term Loan, VAR, 6.000%, 08/04/19	292
310	St. George’s University, Term Loan, VAR, 5.750%, 08/06/21	311
347	Wand Intermediate I LP, 1st Lien Initial Term Loan, VAR, 4.750%, 09/17/21	348

		1,088

	Construction & Engineering — 0.1%
124	Stonewall Gas Gathering LLC, Loan, VAR, 8.750%, 01/28/22	123

	Industrial Conglomerates — 0.1%
286	Hudson Products Holdings, Inc., Term Loan, VAR, 5.000%, 03/15/19	274

	Machinery — 0.3%
622	Intelligrated, Inc., 1st Lien Term Loan, VAR, 4.503%, 07/30/18	619

	Marine — 0.3%
418	Drillships Ocean Ventures, Inc., Term Loan, VAR, 5.500%, 07/25/21	322
460	Shelf Drilling Midco Ltd., Term Loan, VAR, 10.000%, 10/08/18	294

		616

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.2%
439	PGX Holdings, Inc., 1st Lien Initial Term Loan, VAR, 5.750%, 09/29/20	439

	Road & Rail — 0.0% (g)
98	Ozburn-Hessey Holding Co. LLC, Term Loan, VAR, 6.753%, 05/23/19	97

	Total Industrials	4,966

	Information Technology — 0.7%
	Communications Equipment — 0.2%
439	Avaya, Inc., Term Loan B-7, VAR, 6.250%, 04/30/20	376

	Electronic Equipment, Instruments & Components — 0.2%
395	Natel Engineering Co., Inc., Initial Term Loan, VAR, 6.750%, 04/10/20	395

	Semiconductors & Semiconductor Equipment — 0.3%
590	Freescale Semiconductor, Inc., Term Loan B-5, VAR, 5.000%, 01/15/21	590

	Total Information Technology	1,361

	Materials — 1.7%
	Chemicals — 1.1%
1,055	Axalta Coating Systems U.S. Holdings, Inc., Term Loan, VAR, 3.750%, 02/01/20	1,051
504	Gemini HDPE LLC, Advance, VAR, 4.750%, 08/06/21	503
451	OCI Beaumont LLC, Term Loan B-3, VAR, 5.500%, 08/20/19	459
219	Platform Specialty Products Corp., Tranche B-2 Term Loan, VAR, 4.750%, 06/07/20	219
98	Tronox Pigments Ltd., Term Loan, VAR, 4.250%, 03/19/20	92

		2,324

	Construction Materials — 0.0% (g)
44	Quikrete Cos., Inc., 2nd Lien Initial Loan, VAR, 7.000%, 03/26/21	44

	Metals & Mining — 0.6%
235	Coeur Mining, Inc., Term Loan, VAR, 9.000%, 06/23/20	230
1,106	FMG Resources Pty, Ltd., Term Loan B, (Australia), VAR, 3.750%, 06/30/19	892

		1,122

	Total Materials	3,490

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
280	Cincinnati Bell, Inc., Tranche B Term Loan, VAR, 4.000%, 09/10/20	279

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	271

JPMorgan Short Duration High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Diversified Telecommunication Services — continued
1,045	Level 3 Financing, Inc., 2019 Term Loan B-3, VAR, 4.000%, 08/01/19	1,043
435	UPC Financing Partnership, Facility AH, VAR, 3.250%, 06/30/21	428
379	Virgin Media Investments Holdings Ltd., F Facility, (United Kingdom), VAR, 3.500%, 06/30/23	375
142	XO Communications LLC, Initial Term Loan, VAR, 4.250%, 03/20/21	141

	Total Telecommunication Services	2,266

	Utilities — 1.0%
	Electric Utilities — 1.0%
196	Calpine Construction Finance Co./CCFC Finance Corp., Term B-1 Loan, VAR, 3.000%, 05/03/20	191
512	Energy Future Intermediate Holding Co. LLC, Term Loan, VAR, 4.250%, 06/19/16	512
1,750	Texas Competitive Electric Holdings Co. LLC, 2017 Extended Term Loan, VAR, 4.674%, 10/10/17 (d)	790

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
1,175	TXU Energy Holdings Co., Non-Extended Term Loan, VAR, 4.674%, 11/18/15 (d)	518

	Total Utilities	2,011

	Total Loan Assignments (Cost $55,046)	51,089

SHARES
Short-Term Investment — 0.4%
	Investment Company — 0.4%
878	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.060% (b) (l) (Cost $878)	878
	Total Investments — 90.8% (Cost $194,534)	185,216
	Other Assets in Excess of Liabilities — 9.2%	18,708

	NET ASSETS — 100.0%	$203,924

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

272	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 14.0%
500	Federal Farm Credit Bank, 6.270%, 01/26/16 (m)	512
4,000	Financing Corp. STRIPS, 1.365%, 11/30/17 (n)	3,904
7,469	New Valley Generation I, 7.299%, 03/15/19 (m)	8,329
2,740	New Valley Generation II, 5.572%, 05/01/20 (m)	3,000

	Total U.S. Government Agency Securities (Cost $15,512)	15,745

U.S. Treasury Obligations — 84.4%
	U.S. Treasury Notes,
10,500	0.625%, 04/30/18	10,398
10,000	0.750%, 10/31/17	9,983
5,000	0.750%, 03/31/18	4,972
5,595	0.875%, 12/31/16	5,618
10,000	0.875%, 04/30/17	10,033
2,000	1.000%, 06/30/19	1,976
2,000	1.000%, 08/31/19	1,970
3,000	1.125%, 03/31/20	2,949
6,000	1.250%, 10/31/18	6,018
4,000	1.250%, 02/29/20	3,957

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

8,000	1.500%, 10/31/19	8,024
10,000	2.000%, 04/30/16	10,108
10,000	2.625%, 04/30/16	10,154
4,405	3.125%, 01/31/17	4,562
4,000	3.250%, 12/31/16	4,141

	Total U.S. Treasury Obligations (Cost $94,632)	94,863

SHARES
Short-Term Investment — 0.9%
	Investment Company — 0.9%
1,040	JPMorgan Federal Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $1,040)	1,040

	Total Investments — 99.3% (Cost $111,184)	111,648
	Other Assets in Excess of Liabilities — 0.7%	735

	NET ASSETS — 100.0%	$112,383

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	273

J.P. Morgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2015 (Unaudited)

ACES	— Alternative Credit Enhancement Securities
ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of August 31, 2015.
AUD	— Australian Dollar
CMBS	— Commercial Mortgage-Backed Security
CMO	— Collateralized Mortgage Obligation
COP	— Colombian Peso
CSMC	— Credit Suisse Mortgage Trust
DIP	— Debtor-In-Possession
ESOP	— Employee Stock Ownership Program
EUR	— Euro
FHA	— Federal Housing Administration
GMAC	— General Motors Acceptance Corp.
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2015. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
MLP	— Master Limited Partnership
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippines Peso
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue

STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of August 31, 2015.
USD	— United States Dollar
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2015.
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of August 31, 2015.
(n)	— The rate shown is the effective yield at the date of purchase.
(r)	— Rates are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(w)	— When-issued security.
(x)

—  Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2015.

@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of August 31, 2015.

^	— All or a portion of the security is unsettled as of August 31, 2015. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
†	— The following approximates the value of investments restricted as collateral for swaps to various brokers (amounts in thousands):

Fund	Value
Inflation Managed Bond Fund	$64,650

[1] Security matures in 2115.
[2] Security matures in 2110.
[3] Security matures in 2105.
[4] Security matures in 2111.
[5] Security matures in 2114.
[6] Security matures in 2112.

SEE NOTES TO FINANCIAL STATEMENTS.

274	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	275

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
ASSETS:
Investments in non-affiliates, at value	$28,146,155	$4,084,997	$1,194,591
Investments in affiliates, at value	1,361,516	177,687	85,031

Total investment securities, at value	29,507,671	4,262,684	1,279,622
Cash	183	—	—
Foreign currency, at value	—	68	—
Deposits at broker for futures contracts	—	15	—
Receivables:
Investment securities sold	47,543	1,841	9
Fund shares sold	46,563	23,092	2,909
Interest and dividends from non-affiliates	111,333	28,701	4,121
Dividends from affiliates	139	14	1
Tax reclaims	—	38	—
Unrealized appreciation on forward foreign currency exchange contracts	—	362	—

Total Assets	29,713,432	4,316,815	1,286,662

LIABILITIES:
Payables:
Due to custodian	—	443	—	(a)
Investment securities purchased	3,220	1,847	—
Investment securities purchased — delayed delivery securities	43,814	—	—
Fund shares redeemed	308,177	23,214	7,518
Variation margin on futures contracts	—	21	—
Unrealized depreciation on forward foreign currency exchange contracts	—	26	—
Unrealized depreciation on unfunded commitments	18	—	—
Variation margin on centrally cleared swaps	—	5	—
Accrued liabilities:
Investment advisory fees	6,539	1,033	249
Administration fees	1,578	281	81
Distribution fees	1,455	317	194
Shareholder servicing fees	2,610	382	16
Custodian and accounting fees	560	130	49
Collateral management fees	—	2	—
Trustees’ and Chief Compliance Officer’s fees	1	1	—	(a)
Sub-transfer agent fees	3,742	120	482
Other	1,109	90	172

Total Liabilities	372,823	27,912	8,761

Net Assets	$29,340,609	$4,288,903	$1,277,901

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

276	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
NET ASSETS:
Paid-in-Capital	$28,628,474	$4,282,307	$1,204,616
Accumulated undistributed (distributions in excess of) net investment income	11,785	2,073	117
Accumulated net realized gains (losses)	30,615	1,915	17,752
Net unrealized appreciation (depreciation)	669,735	2,608	55,416

Total Net Assets	$29,340,609	$4,288,903	$1,277,901

Net Assets:
Class A	$3,684,786	$677,937	$583,628
Class C	972,093	253,093	73,536
Class R2	109,029	28,434	52,170
Class R5	361,848	—	—
Class R6	10,646,402	1,049,372	—
Institutional Class	—	671,802	—
Select Class	13,566,451	1,608,265	568,567

Total	$29,340,609	$4,288,903	$1,277,901

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	315,633	82,656	53,659
Class C	82,797	30,705	6,784
Class R2	9,350	3,469	4,801
Class R5	31,051	—	—
Class R6	911,499	127,919	—
Institutional Class	—	81,834	—
Select Class	1,162,742	196,224	52,295

Net Asset Value (a):
Class A — Redemption price per share	$11.67	$8.20	$10.88
Class C — Offering price per share (b)	11.74	8.24	10.84
Class R2 — Offering and redemption price per share	11.66	8.20	10.87
Class R5 — Offering and redemption price per share	11.65	—	—
Class R6 — Offering and redemption price per share	11.68	8.20	—
Institutional Class — Offering and redemption price per share	—	8.21	—
Select Class — Offering and redemption price per share	11.67	8.20	10.87
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.12	$8.52	$11.30

Cost of investments in non-affiliates	$27,476,402	$4,082,683	$1,139,175
Cost of investments in affiliates	1,361,516	177,687	85,031
Cost of foreign currency	—	72	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	277

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	High Yield Fund	Inflation Managed Bond Fund	Limited Duration Bond Fund
ASSETS:
Investments in non-affiliates, at value	$8,815,961	$1,671,343	$1,143,469
Investments in affiliates, at value	226	29,692	134,844
Investments in affiliates — restricted, at value	—	64,650	—

Total investment securities, at value	8,816,187	1,765,685	1,278,313
Restricted cash	—	6,640	—
Cash	2,044	2	9
Receivables:
Investment securities sold	204,631	23,878	867
Fund shares sold	14,443	1,004	17,886
Interest and dividends from non-affiliates	157,373	8,331	1,474
Dividends from affiliates	15	2	12
Tax reclaims	634	—	—

Total Assets	9,195,327	1,805,542	1,298,561

LIABILITIES:
Payables:
Investment securities purchased	30,809	24,552	4,115
Investment securities purchased — delayed delivery securities	—	2,535	—
Fund shares redeemed	15,308	1,501	1,769
Outstanding swap contracts, at value	—	66,159	—
Accrued liabilities:
Investment advisory fees	4,875	494	176
Administration fees	482	120	39
Distribution fees	316	14	75
Shareholder servicing fees	43	128	170
Custodian and accounting fees	209	76	45
Collateral management fees	—	11	—
Trustees’ and Chief Compliance Officer’s fees	2	1	—	(a)
Other	2,420	720	147

Total Liabilities	54,464	96,311	6,536

Net Assets	$9,140,863	$1,709,231	$1,292,025

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

278	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	High Yield Fund	Inflation Managed Bond Fund	Limited Duration Bond Fund
NET ASSETS:
Paid-in-Capital	$9,557,177	$1,775,334	$1,370,951
Accumulated undistributed (distributions in excess of) net investment income	10,243	(1,623)	(50)
Accumulated net realized gains (losses)	(67,869)	(5,306)	(75,404)
Net unrealized appreciation (depreciation)	(358,688)	(59,174)	(3,472)

Total Net Assets	$9,140,863	$1,709,231	$1,292,025

Net Assets:
Class A	$712,056	$52,913	$215,937
Class C	243,254	3,632	48,827
Class R2	10,330	119	—
Class R5	67,583	12,696	—
Class R6	2,129,669	541,417	161,297
Select Class	5,977,971	1,098,454	865,964

Total	$9,140,863	$1,709,231	$1,292,025

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	97,762	5,216	21,583
Class C	33,357	359	4,933
Class R2	1,420	12	—
Class R5	9,223	1,247	—
Class R6	291,065	53,299	16,098
Select Class	816,538	108,261	86,565

Net Asset Value (a):
Class A — Redemption price per share	$7.28	$10.14	$10.00
Class C — Offering price per share (b)	7.29	10.10	9.90
Class R2 — Offering and redemption price per share	7.27	10.15	—
Class R5 — Offering and redemption price per share	7.33	10.19	—
Class R6 — Offering and redemption price per share	7.32	10.16	10.02
Select Class — Offering and redemption price per share	7.32	10.15	10.00
Class A maximum sales charge	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$7.56	$10.54	$10.23

Cost of investments in non-affiliates	$9,174,649	$1,664,358	$1,146,941
Cost of investments in affiliates	226	29,692	134,844
Cost of investments in affiliates — restricted	—	64,650	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	279

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mortgage-Backed Securities Fund	Short Duration Bond Fund		Short Duration High Yield Fund		Treasury & Agency Fund
ASSETS:
Investments in non-affiliates, at value	$2,387,474	$10,316,580		$184,338		$110,608
Investments in affiliates, at value	146,679	24,470		878		1,040

Total investment securities, at value	2,534,153	10,341,050		185,216		111,648
Cash	—	315		1,852		—
Receivables:
Investment securities sold	129	8,323		16,690		—
Fund shares sold	3,158	322,284		—	(a)	270
Interest and dividends from non-affiliates	6,719	41,757		2,722		680
Dividends from affiliates	11	—	(a)	—	(a)	—	(a)
Tax reclaims	—	—		14		—
Prepaid expenses and other assets	1	—		4		—

Total Assets	2,544,171	10,713,729		206,498		112,598

LIABILITIES:
Payables:
Due to custodian	199	—		—		—	(a)
Investment securities purchased	681	8,634		827		—
Investment securities purchased — delayed delivery securities	7,829	—		—		—
Fund shares redeemed	890	317,543		1,553		99
Unrealized depreciation on unfunded commitments	1	5		—		—
Accrued liabilities:
Investment advisory fees	474	1,931		69		8
Administration fees	2	543		2		—
Distribution fees	40	124		1		5
Shareholder servicing fees	138	1,319		20		24
Custodian and accounting fees	155	261		32		18
Trustees’ and Chief Compliance Officer’s fees	1	1		—	(a)	—	(a)
Audit fees	44	37		61		36
Printing postage fee	134	577		6		11
Other	274	930		3		14

Total Liabilities	10,862	331,905		2,574		215

Net Assets	$2,533,309	$10,381,824		$203,924		$112,383

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

280	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Duration High Yield Fund	Treasury & Agency Fund
NET ASSETS:
Paid-in-Capital	$2,463,698	$10,357,830	$217,752	$111,856
Accumulated undistributed (distributions in excess of) net investment income	1,317	2,292	250	7
Accumulated net realized gains (losses)	2,055	8,184	(4,760)	56
Net unrealized appreciation (depreciation)	66,239	13,518	(9,318)	464

Total Net Assets	$2,533,309	$10,381,824	$203,924	$112,383

Net Assets:
Class A	$161,423	$555,501	$3,608	$25,773
Class C	8,920	112,633	265	—
Class R6	1,335,285	2,686,369	47,544	—
Select Class	1,027,681	7,027,321	152,507	86,610

Total	$2,533,309	$10,381,824	$203,924	$112,383

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	13,918	51,194	380	2,737
Class C	789	10,315	28	—
Class R6	117,860	247,248	5,016	—
Select Class	90,703	646,659	16,092	9,204

Net Asset Value (a):
Class A — Redemption price per share	$11.60	$10.85	$9.48	$9.42
Class C — Offering price per share (b)	11.31	10.92	9.47	—
Class R6 — Offering and redemption price per share	11.33	10.87	9.48	—
Select Class — Offering and redemption price per share	11.33	10.87	9.48	9.41
Class A maximum sales charge	3.75%	2.25%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.05	$11.10	$9.70	$9.64

Cost of investments in non-affiliates	$2,321,234	$10,303,057	$193,656	$110,144
Cost of investments in affiliates	146,679	24,470	878	1,040

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	281

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited)

(Amounts in thousands)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$413,387	$75,882	$19,197
Dividend income from non-affiliates	—	152	—
Dividend income from affiliates	892	74	3

Total investment income	414,279	76,108	19,200

EXPENSES:
Investment advisory fees	44,428	6,305	1,936
Administration fees	12,144	1,723	529
Distribution fees:
Class A	5,165	824	736
Class B (a)	42	3	7
Class C	3,823	966	287
Class R2	289	59	133
Shareholder servicing fees:
Class A	5,165	824	736
Class B (a)	14	1	2
Class C	1,274	322	96
Class R2	145	30	66
Class R5	94	—	—
Institutional Class	—	328	—
Select Class	16,874	1,990	713
Custodian and accounting fees	387	139	20
Collateral management fees	—	2	—
Interest expense to affiliates	—	— (b)	—
Professional fees	246	146	35
Trustees’ and Chief Compliance Officer’s fees	106	15	6
Printing and mailing costs	1,456	147	68
Registration and filing fees	370	137	42
Transfer agent fees (See Note 2.I.)	255	46	143
Sub-transfer agent fees (See Note 2.I.)	5,159	548	996
Other	167	21	13

Total expenses	97,603	14,576	6,564

Less fees waived	(18,075)	(1,482)	(1,774)
Less earnings credits	— (b)	—	—
Less expense reimbursements	(52)	(9)	(368)

Net expenses	79,476	13,085	4,422

Net investment income (loss)	334,803	63,023	14,778

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	26,368	(3,261)	100
Futures	—	561	—
Foreign currency transactions	—	443	—
Swaps	—	(595)	—

Net realized gain (loss)	26,368	(2,852)	100

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(424,667)	(96,730)	(15,185)
Futures	—	570	—
Foreign currency translations	—	(115)	—
Swaps	—	(22)	—
Unfunded commitments	334	22	—

Change in net unrealized appreciation/depreciation	(424,333)	(96,275)	(15,185)

Net realized/unrealized gains (losses)	(397,965)	(99,127)	(15,085)

Change in net assets resulting from operations	$(63,162)	$(36,104)	$(307)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

282	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	High Yield Fund	Inflation Managed Bond Fund	Limited Duration Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$308,853	$21,161	$8,101
Interest income from affiliates	—	2	—
Dividend income from non-affiliates	2,565	—	—
Dividend income from affiliates	101	12	67

Total investment income	311,519	21,175	8,168

EXPENSES:
Investment advisory fees	32,700	3,046	1,477
Administration fees	4,125	714	484
Distribution fees:
Class A	1,002	70	263
Class B (a)	9	—	— (b)
Class C	1,002	15	192
Class R2	27	— (b)	—
Shareholder servicing fees:
Class A	1,002	70	263
Class B (a)	3	—	— (b)
Class C	334	5	64
Class R2	13	— (b)	—
Class R5	18	3	—
Select Class	8,486	1,416	1,014
Custodian and accounting fees	83	93	38
Collateral management fees	—	11	—
Professional fees	100	49	45
Trustees’ and Chief Compliance Officer’s fees	46	7	5
Printing and mailing costs	858	2	42
Registration and filing fees	176	48	66
Transfer agent fees (See Note 2.I.)	502	9	17
Sub-transfer agent fees (See Note 2.I.)	3,258	93	120
Other	77	5	9

Total expenses	53,821	5,656	4,099

Less fees waived	(12,652)	(759)	(1,242)
Less earnings credits	(1)	—	—
Less expense reimbursements	(422)	(34)	— (b)

Net expenses	40,746	4,863	2,857

Net investment income (loss)	270,773	16,312	5,311

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(23,389)	(471)	(201)
Swaps	—	(2,915)	—

Net realized gain (loss)	(23,389)	(3,386)	(201)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(534,134)	(20,535)	(1,631)
Swaps	—	(13,070)	—

Change in net unrealized appreciation/depreciation	(534,134)	(33,605)	(1,631)

Net realized/unrealized gains (losses)	(557,523)	(36,991)	(1,832)

Change in net assets resulting from operations	$(286,750)	$(20,679)	$3,479

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	283

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Duration High Yield Fund	Treasury & Agency Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$42,698	$80,326	$5,781	$566
Dividend income from non-affiliates	— (a)	—	41	—
Dividend income from affiliates	48	2	2	—	(a)

Total investment income	42,746	80,328	5,824	566

EXPENSES:
Investment advisory fees	4,484	13,641	597	190
Administration fees	1,051	4,474	98	52
Distribution fees:
Class A	181	297	5	33
Class B (b)	—	1	—	—	(a)
Class C	32	445	1	—
Shareholder servicing fees:
Class A	181	297	5	33
Class B (b)	—	— (a)	—	—	(a)
Class C	11	148	— (a)	—
Select Class	1,303	9,666	198	126
Custodian and accounting fees	107	123	29	7
Professional fees	68	99	52	31
Trustees’ and Chief Compliance Officer’s fees	11	39	1	1
Printing and mailing costs	32	693	9	1
Registration and filing fees	46	164	25	22
Transfer agent fees (See Note 2.I.)	20	55	2	3
Sub-transfer agent fees (See Note 2.I.)	68	2,115	1	12
Other	24	54	3	3

Total expenses	7,619	32,311	1,026	514

Less fees waived	(3,394)	(5,073)	(309)	(195)
Less earnings credits	—	— (a)	—	—
Less expense reimbursements	—	— (a)	— (a)	—	(a)

Net expenses	4,225	27,238	717	319

Net investment income (loss)	38,521	53,090	5,107	247

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,558	5,655	(1,510)	38
Foreign currency transactions	—	—	8	—

Net realized gain (loss)	1,558	5,655	(1,502)	38

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(11,667)	(26,469)	(5,282)	65
Unfunded commitments	27	85	—	—

Change in net unrealized appreciation/depreciation	(11,640)	(26,384)	(5,282)	65

Net realized/unrealized gains (losses)	(10,082)	(20,729)	(6,784)	103

Change in net assets resulting from operations	$28,439	$32,361	$(1,677)	$350

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

284	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$334,803	$609,428	$63,023	$94,220
Net realized gain (loss)	26,368	28,085	(2,852)	28,422
Change in net unrealized appreciation/depreciation	(424,333)	437,884	(96,275)	26,174

Change in net assets resulting from operations	(63,162)	1,075,397	(36,104)	148,816

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(42,458)	(117,638)	(9,554)	(13,728)
From net realized gains	—	(5,971)	—	(3,621)
Class B (a)
From net investment income	(58)	(385)	(6)	(42)
From net realized gains	—	(26)	—	(10)
Class C
From net investment income	(7,147)	(18,211)	(2,790)	(6,015)
From net realized gains	—	(1,320)	—	(1,704)
Class R2
From net investment income	(1,044)	(2,424)	(296)	(446)
From net realized gains	—	(141)	—	(129)
Class R5
From net investment income	(4,525)	(9,271)	—	—
From net realized gains	—	(465)	—	—
Class R6
From net investment income	(131,489)	(205,056)	(16,384)	(16,657)
From net realized gains	—	(9,992)	—	(3,278)
Institutional Class
From net investment income	—	—	(10,299)	(12,717)
From net realized gains	—	—	—	(3,486)
Select Class
From net investment income	(151,603)	(274,739)	(23,896)	(44,527)
From net realized gains	—	(14,890)	—	(9,745)

Total distributions to shareholders	(338,324)	(660,529)	(63,225)	(116,105)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,376,388	4,873,014	524,714	1,365,683

NET ASSETS:
Change in net assets	974,902	5,287,882	425,385	1,398,394
Beginning of period	28,365,707	23,077,825	3,863,518	2,465,124

End of period	$29,340,609	$28,365,707	$4,288,903	$3,863,518

Accumulated undistributed (distributions in excess of) net investment income	$11,785	$15,306	$2,073	$2,275

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	285

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,778	$34,184	$270,773	$555,666
Net realized gain (loss)	100	47,654	(23,389)	105,485
Change in net unrealized appreciation/depreciation	(15,185)	(25,923)	(534,134)	(358,507)

Change in net assets resulting from operations	(307)	55,915	(286,750)	302,644

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,145)	(15,985)	(20,750)	(50,070)
From net realized gains	—	(12,215)	—	(18,104)
Class B (a)
From net investment income	(13)	(62)	(41)	(252)
From net realized gains	—	(66)	—	(101)
Class C
From net investment income	(652)	(1,302)	(6,122)	(14,294)
From net realized gains	—	(1,424)	—	(6,230)
Class R2
From net investment income	(589)	(1,069)	(264)	(542)
From net realized gains	—	(944)	—	(231)
Class R5
From net investment income	—	—	(1,958)	(4,898)
From net realized gains	—	—	—	(1,782)
Class R6
From net investment income	—	—	(58,650)	(122,551)
From net realized gains	—	—	—	(52,127)
Select Class
From net investment income	(7,812)	(14,374)	(180,479)	(375,155)
From net realized gains	—	(10,012)	—	(133,548)

Total distributions to shareholders	(16,211)	(57,453)	(268,264)	(779,885)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	19,959	(232,430)	(578,950)	(282,924)

NET ASSETS:
Change in net assets	3,441	(233,968)	(1,133,964)	(760,165)
Beginning of period	1,274,460	1,508,428	10,274,827	11,034,992

End of period	$1,277,901	$1,274,460	$9,140,863	$10,274,827

Accumulated undistributed (distributions in excess of) net investment income	$117	$1,550	$10,243	$7,734

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

286	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,312	$21,091	$5,311	$7,905
Net realized gain (loss)	(3,386)	3,932	(201)	202
Change in net unrealized appreciation/depreciation	(33,605)	(26,225)	(1,631)	3,701

Change in net assets resulting from operations	(20,679)	(1,202)	3,479	11,808

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(510)	(755)	(691)	(1,314)
Class B (a)
From net investment income	—	—	—	(1)
Class C
From net investment income	(24)	(29)	(36)	(116)
Class R2
From net investment income	(1)	(1)	—	—
Class R5
From net investment income	(129)	(173)	—	—
Class R6
From net investment income	(5,701)	(5,444)	(674)	(250)
Select Class
From net investment income	(11,121)	(15,400)	(3,752)	(5,774)

Total distributions to shareholders	(17,486)	(21,802)	(5,153)	(7,455)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(36,423)	293,513	355,934	123,361

NET ASSETS:
Change in net assets	(74,588)	270,509	354,260	127,714
Beginning of period	1,783,819	1,513,310	937,765	810,051

End of period	$1,709,231	$1,783,819	$1,292,025	$937,765

Accumulated undistributed (distributions in excess of) net investment income	$(1,623)	$(449)	$(50)	$(208)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	287

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$38,521	$82,514	$53,090	$102,465
Net realized gain (loss)	1,558	3,617	5,655	6,240
Change in net unrealized appreciation/depreciation	(11,640)	17,451	(26,384)	(27,475)

Change in net assets resulting from operations	28,439	103,582	32,361	81,230

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,044)	(4,165)	(808)	(1,380)
From net realized gains	—	(144)	—	(134)
Class B (a)
From net investment income	—	—	— (b)	(1)
From net realized gains	—	—	—	— (b)
Class C
From net investment income	(102)	(170)	(95)	(157)
From net realized gains	—	(8)	—	(76)
Class R6
From net investment income	(22,427)	(47,882)	(16,668)	(32,280)
From net realized gains	—	(1,456)	—	(1,707)
Select Class
From net investment income	(16,251)	(33,581)	(35,053)	(65,566)
From net realized gains	—	(1,080)	—	(4,604)

Total distributions to shareholders	(40,824)	(88,486)	(52,624)	(105,905)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(39,435)	(234,337)	(699,599)	111,157

NET ASSETS:
Change in net assets	(51,820)	(219,241)	(719,862)	86,482
Beginning of period	2,585,129	2,804,370	11,101,686	11,015,204

End of period	$2,533,309	$2,585,129	$10,381,824	$11,101,686

Accumulated undistributed (distributions in excess of) net investment income	$1,317	$3,620	$2,292	$1,826

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

288	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Short Duration High Yield Fund		Treasury & Agency Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,107	$12,012	$247	$1,219
Net realized gain (loss)	(1,502)	(3,225)	38	411
Change in net unrealized appreciation/depreciation	(5,282)	(5,301)	65	(1,151)

Change in net assets resulting from operations	(1,677)	3,486	350	479

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(61)	(75)	(40)	(220)
From net realized gains	—	(1)	—	(102)
Class B (a)
From net investment income	—	—	—	— (b)
From net realized gains	—	—	—	— (b)
Class C
From net investment income	(5)	(8)	—	—
From net realized gains	—	— (b)	—	—
Class R6
From net investment income	(1,621)	(3,142)	—	—
From net realized gains	—	(34)	—	—
Select Class
From net investment income	(3,365)	(8,779)	(227)	(1,010)
From net realized gains	—	(123)	—	(360)

Total distributions to shareholders	(5,052)	(12,162)	(267)	(1,692)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(45,245)	20,173	(17,903)	(45,738)

NET ASSETS:
Change in net assets	(51,974)	11,497	(17,820)	(46,951)
Beginning of period	255,898	244,401	130,203	177,154

End of period	$203,924	$255,898	$112,383	$130,203

Accumulated undistributed (distributions in excess of) net investment income	$250	$195	$7	$27

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	289

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$587,628	$1,455,300	$212,419	$375,247
Distributions reinvested	38,926	116,962	9,163	16,543
Cost of shares redeemed	(1,938,969)	(1,858,712)	(126,265)	(134,001)
Conversion from Class B Shares	16,134	242	1,021	12

Change in net assets resulting from Class A capital transactions	$(1,296,281)	$(286,208)	$96,338	$257,801

Class B (a)
Proceeds from shares issued	$35	$67	$34	$153
Distributions reinvested	57	400	6	49
Cost of shares redeemed	(3,500)	(7,770)	(322)	(860)
Conversion to Class A Shares	(16,134)	(242)	(1,021)	(12)

Change in net assets resulting from Class B capital transactions	$(19,542)	$(7,545)	$(1,303)	$(670)

Class C
Proceeds from shares issued	$56,233	$108,054	$39,895	$61,325
Distributions reinvested	6,673	18,255	2,623	7,498
Cost of shares redeemed	(124,773)	(312,962)	(37,084)	(71,395)

Change in net assets resulting from Class C capital transactions	$(61,867)	$(186,653)	$5,434	$(2,572)

Class R2
Proceeds from shares issued	$14,493	$41,084	$14,817	$11,265
Distributions reinvested	970	2,284	217	431
Cost of shares redeemed	(23,199)	(36,991)	(5,272)	(4,802)

Change in net assets resulting from Class R2 capital transactions	$(7,736)	$6,377	$9,762	$6,894

Class R5
Proceeds from shares issued	$67,839	$154,586	$—	$—
Distributions reinvested	3,359	7,389	—	—
Cost of shares redeemed	(65,129)	(132,106)	—	—

Change in net assets resulting from Class R5 capital transactions	$6,069	$29,869	$—	$—

Class R6
Proceeds from shares issued	$1,975,085	$3,823,211	$340,262	$581,967
Distributions reinvested	126,406	206,740	14,219	13,357
Cost of shares redeemed	(862,238)	(1,235,227)	(119,501)	(98,169)

Change in net assets resulting from Class R6 capital transactions	$1,239,253	$2,794,724	$234,980	$497,155

Institutional Class
Proceeds from shares issued	$—	$—	$138,478	$407,091
Distributions reinvested	—	—	9,943	15,136
Cost of shares redeemed	—	—	(78,497)	(67,343)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$69,924	$354,884

Select Class
Proceeds from shares issued	$3,616,898	$5,113,990	$163,311	$267,052
Distributions reinvested	130,624	251,415	23,083	52,906
Cost of shares redeemed	(2,231,030)	(2,842,955)	(76,815)	(67,767)

Change in net assets resulting from Select Class capital transactions	$1,516,492	$2,522,450	$109,579	$252,191

Total change in net assets resulting from capital transactions	$1,376,388	$4,873,014	$524,714	$1,365,683

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

290	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
SHARE TRANSACTIONS:
Class A
Issued	49,988	123,819	25,638	44,837
Reinvested	3,315	9,965	1,106	1,980
Redeemed	(164,316)	(158,234)	(15,248)	(16,031)
Conversion from Class B Shares	1,378	21	123	1

Change in Class A Shares	(109,635)	(24,429)	11,619	30,787

Class B (a)
Issued	3	7	1	19
Reinvested	5	34	1	6
Redeemed	(298)	(662)	(39)	(103)
Conversion to Class A Shares	(1,378)	(21)	(122)	(1)

Change in Class B Shares	(1,668)	(642)	(159)	(79)

Class C
Issued	4,753	9,196	4,638	7,289
Reinvested	565	1,547	315	894
Redeemed	(10,561)	(26,560)	(4,451)	(8,506)

Change in Class C Shares	(5,243)	(15,817)	502	(323)

Class R2
Issued	1,234	3,507	1,797	1,347
Reinvested	83	195	26	51
Redeemed	(1,977)	(3,156)	(631)	(574)

Change in Class R2 Shares	(660)	546	1,192	824

Class R5
Issued	5,780	13,196	—	—
Reinvested	287	630	—	—
Redeemed	(5,550)	(11,259)	—	—

Change in Class R5 Shares	517	2,567	—	—

Class R6
Issued	167,812	324,582	41,691	69,757
Reinvested	10,771	17,592	1,716	1,598
Redeemed	(73,545)	(105,096)	(14,438)	(11,693)

Change in Class R6 Shares	105,038	237,078	28,969	59,662

Institutional Class
Issued	—	—	16,463	48,549
Reinvested	—	—	1,199	1,809
Redeemed	—	—	(9,436)	(8,038)

Change in Institutional Class Shares	—	—	8,226	42,320

Select Class
Issued	307,659	436,016	18,922	31,956
Reinvested	11,144	21,425	2,788	6,336
Redeemed	(190,003)	(242,023)	(9,252)	(8,081)

Change in Select Class Shares	128,800	215,418	12,458	30,211

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	291

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$129,460	$231,623	$144,293	$458,894
Distributions reinvested	3,986	17,205	17,873	59,910
Cost of shares redeemed	(128,918)	(346,353)	(240,773)	(711,595)
Conversion from Class B Shares	2,720	115	3,096	90

Change in net assets resulting from Class A capital transactions	$7,248	$(97,410)	$(75,511)	$(192,701)

Class B (a)
Proceeds from shares issued	$30	$34	$43	$168
Distributions reinvested	11	106	38	320
Cost of shares redeemed	(671)	(1,310)	(1,333)	(2,058)
Conversion to Class A Shares	(2,720)	(115)	(3,096)	(90)

Change in net assets resulting from Class B capital transactions	$(3,350)	$(1,285)	$(4,348)	$(1,660)

Class C
Proceeds from shares issued	$7,759	$13,435	$13,700	$46,625
Distributions reinvested	500	2,149	5,615	18,761
Cost of shares redeemed	(11,201)	(24,219)	(39,989)	(87,665)

Change in net assets resulting from Class C capital transactions	$(2,942)	$(8,635)	$(20,674)	$(22,279)

Class R2
Proceeds from shares issued	$9,944	$27,546	$1,787	$3,931
Distributions reinvested	380	1,252	217	619
Cost of shares redeemed	(11,240)	(25,127)	(1,613)	(4,518)

Change in net assets resulting from Class R2 capital transactions	$(916)	$3,671	$391	$32

Class R5
Proceeds from shares issued	$—	$—	$11,341	$27,913
Distributions reinvested	—	—	1,812	6,295
Cost of shares redeemed	—	—	(18,433)	(56,818)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(5,280)	$(22,610)

Class R6
Proceeds from shares issued	$—	$—	$330,791	$813,918
Distributions reinvested	—	—	51,447	150,119
Cost of shares redeemed	—	—	(115,509)	(1,070,798)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$266,729	$(106,761)

Select Class
Proceeds from shares issued	$85,950	$192,177	$713,867	$2,850,553
Distributions reinvested	6,096	18,625	119,345	328,352
Cost of shares redeemed	(72,127)	(339,573)	(1,573,469)	(3,115,850)

Change in net assets resulting from Select Class capital transactions	$19,919	$(128,771)	$(740,257)	$63,055

Total change in net assets resulting from capital transactions	$19,959	$(232,430)	$(578,950)	$(282,924)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

292	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Government Bond Fund		High Yield Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
SHARE TRANSACTIONS:
Class A
Issued	11,853	20,945	18,946	58,200
Reinvested	364	1,561	2,374	7,700
Redeemed	(11,791)	(31,326)	(31,803)	(90,144)
Conversion from Class B Shares	249	10	407	11

Change in Class A Shares	675	(8,810)	(10,076)	(24,233)

Class B (a)
Issued	3	3	6	21
Reinvested	1	9	5	41
Redeemed	(62)	(119)	(174)	(260)
Conversion to Class A Shares	(249)	(10)	(406)	(11)

Change in Class B Shares	(307)	(117)	(569)	(209)

Class C
Issued	709	1,221	1,801	5,843
Reinvested	46	196	745	2,413
Redeemed	(1,027)	(2,201)	(5,280)	(11,129)

Change in Class C Shares	(272)	(784)	(2,734)	(2,873)

Class R2
Issued	910	2,490	236	499
Reinvested	35	114	29	80
Redeemed	(1,030)	(2,275)	(215)	(575)

Change in Class R2 Shares	(85)	329	50	4

Class R5
Issued	—	—	1,485	3,496
Reinvested	—	—	239	803
Redeemed	—	—	(2,414)	(7,115)

Change in Class R5 Shares	—	—	(690)	(2,816)

Class R6
Issued	—	—	43,325	102,265
Reinvested	—	—	6,811	19,262
Redeemed	—	—	(15,283)	(136,937)

Change in Class R6 Shares	—	—	34,853	(15,410)

Select Class
Issued	7,856	17,407	93,509	361,698
Reinvested	558	1,691	15,761	41,959
Redeemed	(6,597)	(30,800)	(207,892)	(391,756)

Change in Select Class Shares	1,817	(11,702)	(98,622)	11,901

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	293

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,358	$13,756	$53,842	$97,098
Distributions reinvested	510	754	664	1,248
Cost of shares redeemed	(14,830)	(22,149)	(42,520)	(80,844)
Conversion from Class B Shares	—	—	122	3

Change in net assets resulting from Class A capital transactions	$(4,962)	$(7,639)	$12,108	$17,505

Class B (a)
Proceeds from shares issued	$—	$—	$4	$7
Distributions reinvested	—	—	—	1
Cost of shares redeemed	—	—	(86)	(61)
Conversion to Class A Shares	—	—	(122)	(3)

Change in net assets resulting from Class B capital transactions	$—	$—	$(204)	$(56)

Class C
Proceeds from shares issued	$284	$800	$5,035	$13,443
Distributions reinvested	24	29	34	113
Cost of shares redeemed	(1,047)	(1,569)	(9,964)	(17,701)

Change in net assets resulting from Class C capital transactions	$(739)	$(740)	$(4,895)	$(4,145)

Class R2
Proceeds from shares issued	$71	$9	$—	$—
Distributions reinvested	1	1	—	—
Cost of shares redeemed	(37)	(53)	—	—

Change in net assets resulting from Class R2 capital transactions	$35	$(43)	$—	$—

Class R5
Proceeds from shares issued	$945	$1,230	$—	$—
Distributions reinvested	129	173	—	—
Cost of shares redeemed	(724)	(1,392)	—	—

Change in net assets resulting from Class R5 capital transactions	$350	$11	$—	$—

Class R6
Proceeds from shares issued	$53,789	$190,068	$151,756	$31,791
Distributions reinvested	5,478	5,439	495	242
Cost of shares redeemed	(11,383)	(22,369)	(33,065)	(8,084)

Change in net assets resulting from Class R6 capital transactions	$47,884	$173,138	$119,186	$23,949

Select Class
Proceeds from shares issued	$84,739	$383,233	$283,750	$231,729
Distributions reinvested	6,998	10,068	3,389	5,329
Cost of shares redeemed	(170,728)	(264,515)	(57,400)	(150,950)

Change in net assets resulting from Select Class capital transactions	$(78,991)	$128,786	$229,739	$86,108

Total change in net assets resulting from capital transactions	$(36,423)	$293,513	$355,934	$123,361

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

294	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
SHARE TRANSACTIONS:
Class A
Issued	904	1,317	5,375	9,715
Reinvested	50	72	66	125
Redeemed	(1,441)	(2,123)	(4,245)	(8,088)
Conversion from Class B Shares	—	—	12	— (a)

Change in Class A Shares	(487)	(734)	1,208	1,752

Class B (b)
Issued	—	—	— (a)	2
Reinvested	—	—	—	— (a)
Redeemed	—	—	(9)	(7)
Conversion to Class A Shares	—	—	(12)	— (a)

Change in Class B Shares	—	—	(21)	(5)

Class C
Issued	28	77	508	1,358
Reinvested	2	3	4	12
Redeemed	(102)	(150)	(1,006)	(1,790)

Change in Class C Shares	(72)	(70)	(494)	(420)

Class R2
Issued	8	— (a)	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(4)	(5)	—	—

Change in Class R2 Shares	4	(5)	—	—

Class R5
Issued	92	119	—	—
Reinvested	12	16	—	—
Redeemed	(70)	(133)	—	—

Change in Class R5 Shares	34	2	—	—

Class R6
Issued	5,222	18,212	15,123	3,171
Reinvested	534	517	49	24
Redeemed	(1,109)	(2,143)	(3,296)	(807)

Change in Class R6 Shares	4,647	16,586	11,876	2,388

Select Class
Issued	8,236	36,630	28,317	23,173
Reinvested	683	958	339	533
Redeemed	(16,628)	(25,396)	(5,730)	(15,088)

Change in Select Class Shares	(7,709)	12,192	22,926	8,618

(a)	Amount rounds to less than 1,000 shares.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	295

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$46,873	$50,428	$378,306	$114,930
Distributions reinvested	2,011	4,209	768	1,429
Cost of shares redeemed	(25,910)	(66,432)	(49,293)	(130,192)
Conversion from Class B Shares	—	—	363	30

Change in net assets resulting from Class A capital transactions	$22,974	$(11,795)	$330,144	$(13,803)

Class B (a)
Proceeds from shares issued	$—	$—	$35	$63
Distributions reinvested	—	—	— (b)	1
Cost of shares redeemed	—	—	(151)	(363)
Conversion to Class A Shares	—	—	(363)	(30)

Change in net assets resulting from Class B capital transactions	$—	$—	$(479)	$(329)

Class C
Proceeds from shares issued	$2,499	$3,545	$7,135	$24,472
Distributions reinvested	99	178	93	227
Cost of shares redeemed	(1,338)	(2,374)	(18,483)	(54,883)

Change in net assets resulting from Class C capital transactions	$1,260	$1,349	$(11,255)	$(30,184)

Class R6
Proceeds from shares issued	$90,773	$187,238	$847,771	$2,103,943
Distributions reinvested	20,709	45,595	10,132	18,634
Cost of shares redeemed	(167,517)	(447,902)	(1,135,349)	(1,965,924)

Change in net assets resulting from Class R6 capital transactions	$(56,035)	$(215,069)	$(277,446)	$156,653

Select Class
Proceeds from shares issued	$128,691	$279,405	$908,582	$2,410,303
Distributions reinvested	10,932	22,770	21,548	39,200
Cost of shares redeemed	(147,257)	(310,997)	(1,670,693)	(2,450,683)

Change in net assets resulting from Select Class capital transactions	$(7,634)	$(8,822)	$(740,563)	$(1,180)

Total change in net assets resulting from capital transactions	$(39,435)	$(234,337)	$(699,599)	$111,157

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

296	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
SHARE TRANSACTIONS:
Class A
Issued	4,031	4,336	34,850	10,554
Reinvested	173	362	71	132
Redeemed	(2,225)	(5,711)	(4,531)	(11,955)
Conversion from Class B Shares	—	—	33	3

Change in Class A Shares	1,979	(1,013)	30,423	(1,266)

Class B (a)
Issued	—	—	4	5
Reinvested	—	—	— (b)	— (b)
Redeemed	—	—	(14)	(33)
Conversion to Class A Shares	—	—	(33)	(3)

Change in Class B Shares	—	—	(43)	(31)

Class C
Issued	220	312	653	2,234
Reinvested	9	16	8	21
Redeemed	(118)	(209)	(1,689)	(5,011)

Change in Class C Shares	111	119	(1,028)	(2,756)

Class R6
Issued	7,979	16,445	77,802	192,974
Reinvested	1,824	4,015	930	1,710
Redeemed	(14,714)	(39,388)	(104,248)	(180,305)

Change in Class R6 Shares	(4,911)	(18,928)	(25,516)	14,379

Select Class
Issued	11,317	24,577	83,388	221,070
Reinvested	962	2,005	1,979	3,598
Redeemed	(12,951)	(27,357)	(153,425)	(224,755)

Change in Select Class Shares	(672)	(775)	(68,058)	(87)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	297

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration High Yield Fund		Treasury & Agency Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,009	$1,301	$3,782	$4,098
Distributions reinvested	61	76	40	304
Cost of shares redeemed	(10,238)	(770)	(4,705)	(21,843)
Conversion from Class B Shares	—	—	— (a)	— (a)

Change in net assets resulting from Class A capital transactions	$1,832	$607	$(883)	$(17,441)

Class B (b)
Proceeds from shares issued	$—	$—	$— (a)	$—
Distributions reinvested	—	—	—	— (a)
Cost of shares redeemed	—	—	(36)	(144)
Conversion to Class A Shares	—	—	— (a)	— (a)

Change in net assets resulting from Class B capital transactions	$—	$—	$(36)	$(144)

Class C
Proceeds from shares issued	$157	$268	$—	$—
Distributions reinvested	5	8	—	—
Cost of shares redeemed	(213)	(1)	—	—

Change in net assets resulting from Class C capital transactions	$(51)	$275	$—	$—

Class R6
Proceeds from shares issued	$955	$73,530	$—	$—
Distributions reinvested	— (a)	3	—	—
Cost of shares redeemed	(31,669)	(32,687)	—	—

Change in net assets resulting from Class R6 capital transactions	$(30,714)	$40,846	$—	$—

Select Class
Proceeds from shares issued	$27,089	$152,218	$7,269	$15,423
Distributions reinvested	597	1,274	149	964
Cost of shares redeemed	(43,998)	(175,047)	(24,402)	(44,540)

Change in net assets resulting from Select Class capital transactions	$(16,312)	$(21,555)	$(16,984)	$(28,153)

Total change in net assets resulting from capital transactions	$(45,245)	$20,173	$(17,903)	$(45,738)

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

298	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Short Duration High Yield Fund		Treasury & Agency Fund
	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
SHARE TRANSACTIONS:
Class A
Issued	1,236	130	400	434
Reinvested	6	8	4	32
Redeemed	(1,063)	(78)	(498)	(2,311)
Conversion from Class B Shares	—	—	— (a)	— (a)

Change in Class A Shares	179	60	(94)	(1,845)

Class B (b)
Reinvested	—	—	—	— (a)
Redeemed	—	—	(4)	(15)
Conversion to Class A Shares	—	—	— (a)	— (a)

Change in Class B Shares	—	—	(4)	(15)

Class C
Issued	16	27	—	—
Reinvested	1	1	—	—
Redeemed	(22)	— (a)	—	—

Change in Class C Shares	(5)	28	—	—

Class R6
Issued	99	7,390	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(3,298)	(3,323)	—	—

Change in Class R6 Shares	(3,199)	4,067	—	—

Select Class
Issued	2,800	15,280	771	1,633
Reinvested	62	129	16	102
Redeemed	(4,528)	(17,673)	(2,590)	(4,717)

Change in Select Class Shares	(1,666)	(2,264)	(1,803)	(2,982)

(a)	Amount rounds to less than 1,000 shares.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	299

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED AUGUST 31, 2015

(Amounts in thousands)

Core Plus Bond Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net decrease in net assets resulting from operations	$(36,104)

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(2,109,159)
Proceeds from disposition of investment securities	1,422,656
Proceeds of short-term investments — affiliates, net	144,790
Change in unrealized (appreciation)/depreciation on investments	96,730
Net realized (gain)/loss on swaps	3,261
Net amortization (accretion) of income	7,747
Increase in interest and dividends receivable from non-affiliates	(3,828)
Increase in dividends receivable from affiliates	(1)
Increase in variation margin receivable	(6)
Decrease in unrealized appreciation on forward foreign currency exchange contracts	119
Increase in tax reclaims receivable	(8)
Decrease in other assets	78
Increase in variation margin payable	11
Increase in unrealized depreciation on forward foreign currency exchange contracts	15
Increase in investment advisory fees payable	284
Increase in administration fees payable	75
Increase in distribution fees payable	42
Increase in shareholder servicing fees payable	52
Decrease in custodian and accounting fees payable	(22)
Decrease in Trustees’ and Chief Compliance Office fees payable	(3)
Decrease in collateral management fee payable	(3)
Decrease in transfer agent fees payable	(171)
Increase in sub-transfer agent fees payable	120
Decrease in other accrued expenses payable	(58)

Net cash provided (used) by operating activities	(473,383)

Cash flows provided (used) by financing activities:
Due from Custodian	3,016
Proceeds from shares issued	897,418
Payment for shares redeemed	(423,811)
Cash distributions paid to shareholders (net of reinvestments of $59,254)	(3,971)

Net cash provided (used) by financing activities	472,652

Net decrease in cash	(731)

Cash:
Beginning of period (including foreign currency of $135)	799

End of period (including foreign currency of $68)	$68

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

300	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

Limited Duration Bond Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$3,479

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(433,928)
Proceeds from disposition of investment securities	137,923
Purchases of short-term investments — affiliates, net	(47,081)
Change in unrealized (appreciation)/depreciation on investments	1,631
Net realized (gain)/loss on investments	201
Net amortization (accretion) of income	39
Increase in interest and dividends receivable from non-affiliates	(452)
Increase in dividends receivable from affiliates	(9)
Increase in investment advisory fees payable	74
Increase in administration fees payable	21
Increase in distribution fees payable	62
Increase in shareholder servicing fees payable	4
Decrease in custodian and accounting fees payable	(4)
Decrease in trustees’ and chief compliance office fees payable	— (a)
Decrease in transfer agent fees payable	(68)
Increase in other accrued expenses payable	79

Net cash provided (used) by operating activities	(338,029)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	478,857
Payment for shares redeemed	(142,134)
Cash distributions paid to shareholders (net of reinvestments of $4,582)	(571)

Net cash provided (used) by financing activities	336,152

Net decrease in cash	(1,877)

Cash:
Beginning of period	1,886

End of period	$9

(a)	Amount rounds to less than $1,000.

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	301

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Core Bond Fund
Class A
Six Months Ended August 31, 2015 (Unaudited)	$11.84	$0.12		$(0.17)	$(0.05)	$(0.12)	$—	$(0.12)
Year Ended February 28, 2015	11.65	0.27	(f)	0.20	0.47	(0.27)	(0.01)	(0.28)
Year Ended February 28, 2014	12.02	0.30	(f)	(0.32)	(0.02)	(0.29)	(0.06)	(0.35)
Year Ended February 28, 2013	11.93	0.32	(f)	0.11	0.43	(0.32)	(0.02)	(0.34)
Year Ended February 29, 2012	11.46	0.40	(f)	0.49	0.89	(0.40)	(0.02)	(0.42)
Year Ended February 28, 2011	11.23	0.42	(f)	0.22	0.64	(0.41)	—	(0.41)
Class C
Six Months Ended August 31, 2015 (Unaudited)	11.90	0.09		(0.17)	(0.08)	(0.08)	—	(0.08)
Year Ended February 28, 2015	11.71	0.19	(f)	0.21	0.40	(0.20)	(0.01)	(0.21)
Year Ended February 28, 2014	12.07	0.22	(f)	(0.31)	(0.09)	(0.21)	(0.06)	(0.27)
Year Ended February 28, 2013	11.98	0.25	(f)	0.10	0.35	(0.24)	(0.02)	(0.26)
Year Ended February 29, 2012	11.51	0.33	(f)	0.48	0.81	(0.32)	(0.02)	(0.34)
Year Ended February 28, 2011	11.28	0.34	(f)	0.23	0.57	(0.34)	—	(0.34)
Class R2
Six Months Ended August 31, 2015 (Unaudited)	11.82	0.11		(0.16)	(0.05)	(0.11)	—	(0.11)
Year Ended February 28, 2015	11.63	0.24	(f)	0.20	0.44	(0.24)	(0.01)	(0.25)
Year Ended February 28, 2014	12.00	0.27	(f)	(0.32)	(0.05)	(0.26)	(0.06)	(0.32)
Year Ended February 28, 2013	11.91	0.29	(f)	0.11	0.40	(0.29)	(0.02)	(0.31)
Year Ended February 29, 2012	11.45	0.37	(f)	0.48	0.85	(0.37)	(0.02)	(0.39)
Year Ended February 28, 2011	11.22	0.39	(f)	0.22	0.61	(0.38)	—	(0.38)
Class R5
Six Months Ended August 31, 2015 (Unaudited)	11.82	0.14		(0.17)	(0.03)	(0.14)	—	(0.14)
Year Ended February 28, 2015	11.63	0.30	(f)	0.21	0.51	(0.31)	(0.01)	(0.32)
Year Ended February 28, 2014	12.00	0.33	(f)	(0.31)	0.02	(0.33)	(0.06)	(0.39)
Year Ended February 28, 2013	11.91	0.36	(f)	0.10	0.46	(0.35)	(0.02)	(0.37)
Year Ended February 29, 2012	11.44	0.43	(f)	0.49	0.92	(0.43)	(0.02)	(0.45)
Year Ended February 28, 2011	11.21	0.45	(f)	0.22	0.67	(0.44)	—	(0.44)
Class R6 (g)
Six Months Ended August 31, 2015 (Unaudited)	11.84	0.15		(0.16)	(0.01)	(0.15)	—	(0.15)
Year Ended February 28, 2015	11.65	0.31	(f)	0.21	0.52	(0.32)	(0.01)	(0.33)
Year Ended February 28, 2014	12.02	0.34	(f)	(0.32)	0.02	(0.33)	(0.06)	(0.39)
Year Ended February 28, 2013	11.92	0.36	(f)	0.12	0.48	(0.36)	(0.02)	(0.38)
Year Ended February 29, 2012	11.46	0.44	(f)	0.48	0.92	(0.44)	(0.02)	(0.46)
Year Ended February 28, 2011	11.22	0.46	(f)	0.23	0.69	(0.45)	—	(0.45)
Select Class
Six Months Ended August 31, 2015 (Unaudited)	11.83	0.13		(0.16)	(0.03)	(0.13)	—	(0.13)
Year Ended February 28, 2015	11.64	0.28	(f)	0.21	0.49	(0.29)	(0.01)	(0.30)
Year Ended February 28, 2014	12.01	0.32	(f)	(0.32)	— (h)	(0.31)	(0.06)	(0.37)
Year Ended February 28, 2013	11.92	0.34	(f)	0.11	0.45	(0.34)	(0.02)	(0.36)
Year Ended February 29, 2012	11.45	0.42	(f)	0.49	0.91	(0.42)	(0.02)	(0.44)
Year Ended February 28, 2011	11.22	0.44	(f)	0.22	0.66	(0.43)	—	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

302	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.67	(0.40)%	$3,684,786	0.74%	2.07%	0.97%	10%
11.84	4.16	5,034,237	0.74	2.27	0.96	15
11.65	(0.08)	5,237,738	0.75	2.52	0.97	15
12.02	3.56	6,347,063	0.74	2.68	0.97	15
11.93	7.89	5,937,341	0.75	3.40	0.98	20
11.46	5.75	3,982,404	0.74	3.62	0.97	24

11.74	(0.64)	972,093	1.38	1.42	1.45	10
11.90	3.45	1,047,962	1.39	1.62	1.46	15
11.71	(0.69)	1,216,032	1.40	1.84	1.47	15
12.07	2.91	2,549,712	1.39	2.03	1.47	15
11.98	7.15	2,400,830	1.40	2.76	1.48	20
11.51	5.04	2,181,719	1.39	2.97	1.47	24

11.66	(0.45)	109,029	0.99	1.82	1.33	10
11.82	3.90	118,352	0.99	2.01	1.24	15
11.63	(0.33)	110,094	1.00	2.28	1.23	15
12.00	3.32	112,812	0.99	2.40	1.22	15
11.91	7.54	67,044	1.00	3.14	1.23	20
11.45	5.51	37,096	0.99	3.36	1.22	24

11.65	(0.23)	361,848	0.44	2.37	0.53	10
11.82	4.49	360,868	0.44	2.56	0.52	15
11.63	0.21	325,239	0.45	2.84	0.53	15
12.00	3.87	286,302	0.44	2.96	0.52	15
11.91	8.21	190,711	0.45	3.70	0.53	20
11.44	6.06	123,327	0.44	3.91	0.51	24

11.68	(0.10)	10,646,402	0.34	2.47	0.40	10
11.84	4.53	9,552,192	0.38	2.62	0.44	15
11.65	0.24	6,635,284	0.40	2.90	0.48	15
12.02	3.98	5,132,037	0.39	3.01	0.47	15
11.92	8.16	3,221,144	0.40	3.75	0.48	20
11.46	6.22	2,334,504	0.39	3.98	0.47	24

11.67	(0.23)	13,566,451	0.57	2.24	0.70	10
11.83	4.32	12,232,357	0.57	2.43	0.71	15
11.64	0.08	9,526,541	0.58	2.68	0.72	15
12.01	3.73	14,911,091	0.57	2.84	0.72	15
11.92	8.09	12,717,750	0.58	3.58	0.73	20
11.45	5.96	10,523,393	0.57	3.79	0.72	24

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	303

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Core Plus Bond Fund
Class A
Six Months Ended August 31, 2015 (Unaudited)	$8.40	$0.12	(f)	$(0.20)	$(0.08)	$(0.12)	$—		$(0.12)
Year Ended February 28, 2015	8.31	0.27	(g)	0.15	0.42	(0.27)	(0.06)		(0.33)
Year Ended February 28, 2014	8.49	0.30	(g)	(0.12)	0.18	(0.30)	(0.06)		(0.36)
Year Ended February 28, 2013	8.38	0.31	(g)	0.10	0.41	(0.30)	—	(h)	(0.30)
Year Ended February 29, 2012	8.19	0.38	(g)	0.19	0.57	(0.38)	—	(h)	(0.38)
Year Ended February 28, 2011	7.85	0.37	(g)	0.34	0.71	(0.37)	—		(0.37)
Class C
Six Months Ended August 31, 2015 (Unaudited)	8.44	0.09	(f)	(0.20)	(0.11)	(0.09)	—		(0.09)
Year Ended February 28, 2015	8.35	0.22	(g)	0.14	0.36	(0.21)	(0.06)		(0.27)
Year Ended February 28, 2014	8.52	0.24	(g)	(0.11)	0.13	(0.24)	(0.06)		(0.30)
Year Ended February 28, 2013	8.42	0.26	(g)	0.09	0.35	(0.25)	—	(h)	(0.25)
Year Ended February 29, 2012	8.23	0.33	(g)	0.19	0.52	(0.33)	—	(h)	(0.33)
Year Ended February 28, 2011	7.88	0.32	(g)	0.35	0.67	(0.32)	—		(0.32)
Class R2
Six Months Ended August 31, 2015 (Unaudited)	8.39	0.10	(f)	(0.19)	(0.09)	(0.10)	—		(0.10)
Year Ended February 28, 2015	8.30	0.23	(g)	0.15	0.38	(0.23)	(0.06)		(0.29)
Year Ended February 28, 2014	8.48	0.26	(g)	(0.12)	0.14	(0.26)	(0.06)		(0.32)
Year Ended February 28, 2013	8.38	0.28	(g)	0.09	0.37	(0.27)	—	(h)	(0.27)
Year Ended February 29, 2012	8.20	0.35	(g)	0.18	0.53	(0.35)	—	(h)	(0.35)
Year Ended February 28, 2011	7.85	0.34	(g)	0.35	0.69	(0.34)	—		(0.34)
Class R6 (i)
Six Months Ended August 31, 2015 (Unaudited)	8.40	0.14	(f)	(0.21)	(0.07)	(0.13)	—		(0.13)
Year Ended February 28, 2015	8.31	0.29	(g)	0.15	0.44	(0.29)	(0.06)		(0.35)
Year Ended February 28, 2014	8.49	0.33	(g)	(0.12)	0.21	(0.33)	(0.06)		(0.39)
Year Ended February 28, 2013	8.38	0.34	(g)	0.10	0.44	(0.33)	—	(h)	(0.33)
Year Ended February 29, 2012	8.19	0.41	(g)	0.19	0.60	(0.41)	—	(h)	(0.41)
Year Ended February 28, 2011	7.85	0.40	(g)	0.34	0.74	(0.40)	—		(0.40)
Institutional Class
Six Months Ended August 31, 2015 (Unaudited)	8.40	0.13	(f)	(0.19)	(0.06)	(0.13)	—		(0.13)
Year Ended February 28, 2015	8.32	0.28	(g)	0.15	0.43	(0.29)	(0.06)		(0.35)
Year Ended February 28, 2014	8.49	0.32	(g)	(0.11)	0.21	(0.32)	(0.06)		(0.38)
Year Ended February 28, 2013	8.39	0.33	(g)	0.10	0.43	(0.33)	—	(h)	(0.33)
Year Ended February 29, 2012	8.20	0.40	(g)	0.20	0.60	(0.41)	—	(h)	(0.41)
Year Ended February 28, 2011	7.85	0.40	(g)	0.34	0.74	(0.39)	—		(0.39)
Select Class
Six Months Ended August 31, 2015 (Unaudited)	8.39	0.12	(f)	(0.18)	(0.06)	(0.13)	—		(0.13)
Year Ended February 28, 2015	8.30	0.28	(g)	0.14	0.42	(0.27)	(0.06)		(0.33)
Year Ended February 28, 2014	8.48	0.30	(g)	(0.11)	0.19	(0.31)	(0.06)		(0.37)
Year Ended February 28, 2013	8.38	0.32	(g)	0.09	0.41	(0.31)	—	(h)	(0.31)
Year Ended February 29, 2012	8.19	0.39	(g)	0.19	0.58	(0.39)	—	(h)	(0.39)
Year Ended February 28, 2011	7.85	0.38	(g)	0.34	0.72	(0.38)	—		(0.38)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.
(i)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

304	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$8.20	(0.96)%	$677,937	0.75%	2.89	%(f)	1.00%	36%
8.40	5.10	596,507	0.74	3.18		0.97	52
8.31	2.12	334,499	0.75	3.54		0.95	25
8.49	5.06	568,987	0.73	3.67		0.95	25
8.38	7.19	424,254	0.75	4.63		0.97	23
8.19	9.23	327,106	0.73	4.62		0.97	22

8.24	(1.30)	253,093	1.40	2.23	(f)	1.47	36
8.44	4.37	254,815	1.39	2.58		1.46	52
8.35	1.54	254,763	1.40	2.88		1.45	25
8.52	4.27	559,441	1.38	3.02		1.45	25
8.42	6.48	398,777	1.40	3.97		1.47	23
8.23	8.63	287,042	1.38	3.97		1.47	22

8.20	(1.04)	28,434	1.15	2.48	(f)	1.36	36
8.39	4.70	19,108	1.14	2.79		1.31	52
8.30	1.72	12,063	1.15	3.16		1.20	25
8.48	4.56	9,675	1.13	3.25		1.20	25
8.38	6.66	927	1.15	4.21		1.22	23
8.20	8.93	357	1.13	4.22		1.22	22

8.20	(0.79)	1,049,372	0.39	3.24	(f)	0.41	36
8.40	5.44	830,958	0.39	3.48		0.43	52
8.31	2.48	326,452	0.40	3.92		0.45	25
8.49	5.40	243,671	0.39	3.99		0.45	25
8.38	7.57	64,170	0.39	5.01		0.46	23
8.19	9.60	158,216	0.38	4.92		0.47	22

8.21	(0.71)	671,802	0.48	3.15		0.54	36
8.40	5.24	618,643	0.48	3.39		0.54	52
8.32	2.51	260,210	0.49	3.86		0.56	25
8.49	5.20	51,964	0.47	3.94		0.55	25
8.39	7.47	39,168	0.48	4.90		0.57	23
8.20	9.63	27,374	0.47	4.93		0.57	22

8.20	(0.78)	1,608,265	0.65	2.99	(f)	0.68	36
8.39	5.20	1,542,145	0.64	3.32		0.69	52
8.30	2.23	1,275,145	0.65	3.66		0.70	25
8.48	5.05	1,516,099	0.63	3.78		0.70	25
8.38	7.28	1,340,341	0.64	4.74		0.72	23
8.19	9.35	1,260,849	0.63	4.75		0.72	22

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	305

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Government Bond Fund
Class A
Six Months Ended August 31, 2015 (Unaudited)	$11.02	$0.12	$(0.13)	$(0.01)	$(0.13)	$—	$(0.13)
Year Ended February 28, 2015	11.03	0.27	0.19	0.46	(0.26)	(0.21)	(0.47)
Year Ended February 28, 2014	11.56	0.29	(0.47)	(0.18)	(0.30)	(0.05)	(0.35)
Year Ended February 28, 2013	11.55	0.30	0.01	0.31	(0.30)	—	(0.30)
Year Ended February 29, 2012	10.81	0.38	0.76	1.14	(0.38)	(0.02)	(0.40)
Year Ended February 28, 2011	10.70	0.39	0.11	0.50	(0.39)	—	(0.39)

Class C
Six Months Ended August 31, 2015 (Unaudited)	10.98	0.08	(0.13)	(0.05)	(0.09)	—	(0.09)
Year Ended February 28, 2015	10.99	0.19	0.19	0.38	(0.18)	(0.21)	(0.39)
Year Ended February 28, 2014	11.52	0.20	(0.47)	(0.27)	(0.21)	(0.05)	(0.26)
Year Ended February 28, 2013	11.51	0.22	— (f)	0.22	(0.21)	—	(0.21)
Year Ended February 29, 2012	10.78	0.30	0.75	1.05	(0.30)	(0.02)	(0.32)
Year Ended February 28, 2011	10.66	0.31	0.12	0.43	(0.31)	—	(0.31)

Class R2
Six Months Ended August 31, 2015 (Unaudited)	11.01	0.11	(0.13)	(0.02)	(0.12)	—	(0.12)
Year Ended February 28, 2015	11.02	0.25	0.18	0.43	(0.23)	(0.21)	(0.44)
Year Ended February 28, 2014	11.55	0.26	(0.47)	(0.21)	(0.27)	(0.05)	(0.32)
Year Ended February 28, 2013	11.54	0.28	— (f)	0.28	(0.27)	—	(0.27)
Year Ended February 29, 2012	10.80	0.35	0.76	1.11	(0.35)	(0.02)	(0.37)
Year Ended February 28, 2011	10.69	0.37	0.11	0.48	(0.37)	—	(0.37)

Select Class
Six Months Ended August 31, 2015 (Unaudited)	11.02	0.14	(0.14)	— (f)	(0.15)	—	(0.15)
Year Ended February 28, 2015	11.03	0.31	0.18	0.49	(0.29)	(0.21)	(0.50)
Year Ended February 28, 2014	11.56	0.32	(0.48)	(0.16)	(0.32)	(0.05)	(0.37)
Year Ended February 28, 2013	11.54	0.33	0.02	0.35	(0.33)	—	(0.33)
Year Ended February 29, 2012	10.80	0.41	0.76	1.17	(0.41)	(0.02)	(0.43)
Year Ended February 28, 2011	10.69	0.42	0.11	0.53	(0.42)	—	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

306	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.88	(0.05)%	$583,628	0.75%	2.23%	1.12%	2%
11.02	4.23	583,764	0.75	2.47	1.09	18
11.03	(1.60)	681,612	0.74	2.55	1.05	5
11.56	2.67	777,517	0.74	2.61	1.01	12
11.55	10.67	615,219	0.74	3.33	1.03	15
10.81	4.69	474,402	0.74	3.56	0.99	18

10.84	(0.42)	73,536	1.48	1.50	1.53	2
10.98	3.47	77,471	1.48	1.74	1.57	18
10.99	(2.35)	86,180	1.47	1.80	1.54	5
11.52	1.94	186,164	1.47	1.89	1.51	12
11.51	9.81	201,498	1.47	2.61	1.53	15
10.78	4.02	171,114	1.47	2.83	1.49	18

10.87	(0.16)	52,170	1.00	1.98	1.42	2
11.01	3.95	53,792	1.00	2.21	1.37	18
11.02	(1.84)	50,214	0.99	2.31	1.30	5
11.55	2.44	49,501	0.99	2.34	1.26	12
11.54	10.41	25,147	0.99	3.07	1.28	15
10.80	4.45	15,782	0.99	3.28	1.24	18

10.87	0.01	568,567	0.48	2.50	0.81	2
11.02	4.51	556,051	0.48	2.74	0.82	18
11.03	(1.36)	685,750	0.47	2.82	0.80	5
11.56	3.02	859,946	0.47	2.88	0.76	12
11.54	10.96	769,531	0.47	3.62	0.78	15
10.80	4.97	809,433	0.47	3.83	0.74	18

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	307

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
High Yield Fund
Class A
Six Months Ended August 31, 2015 (Unaudited)	$7.71	$0.20		$(0.43)	$(0.23)	$(0.20)	$—	$(0.20)	$—
Year Ended February 28, 2015	8.08	0.41	(f)	(0.19)	0.22	(0.42)	(0.17)	(0.59)	—
Year Ended February 28, 2014	8.17	0.47	(f)	0.12	0.59	(0.47)	(0.21)	(0.68)	—
Year Ended February 28, 2013	7.89	0.51	(f)	0.32	0.83	(0.50)	(0.05)	(0.55)	—
Year Ended February 29, 2012	8.33	0.55	(f)	(0.27)	0.28	(0.56)	(0.16)	(0.72)	—	(g)
Year Ended February 28, 2011	7.72	0.63	(f)	0.64	1.27	(0.63)	(0.03)	(0.66)	—	(g)
Class C
Six Months Ended August 31, 2015 (Unaudited)	7.72	0.18		(0.43)	(0.25)	(0.18)	—	(0.18)	—
Year Ended February 28, 2015	8.09	0.36	(f)	(0.19)	0.17	(0.37)	(0.17)	(0.54)	—
Year Ended February 28, 2014	8.18	0.43	(f)	0.12	0.55	(0.43)	(0.21)	(0.64)	—
Year Ended February 28, 2013	7.90	0.46	(f)	0.33	0.79	(0.46)	(0.05)	(0.51)	—
Year Ended February 29, 2012	8.34	0.50	(f)	(0.27)	0.23	(0.51)	(0.16)	(0.67)	—	(g)
Year Ended February 28, 2011	7.72	0.58	(f)	0.64	1.22	(0.57)	(0.03)	(0.60)	—	(g)
Class R2
Six Months Ended August 31, 2015 (Unaudited)	7.70	0.19		(0.43)	(0.24)	(0.19)	—	(0.19)	—
Year Ended February 28, 2015	8.06	0.38	(f)	(0.18)	0.20	(0.39)	(0.17)	(0.56)	—
Year Ended February 28, 2014	8.15	0.45	(f)	0.11	0.56	(0.44)	(0.21)	(0.65)	—
Year Ended February 28, 2013	7.88	0.49	(f)	0.31	0.80	(0.48)	(0.05)	(0.53)	—
Year Ended February 29, 2012	8.32	0.53	(f)	(0.27)	0.26	(0.54)	(0.16)	(0.70)	—	(g)
Year Ended February 28, 2011	7.71	0.60	(f)	0.65	1.25	(0.61)	(0.03)	(0.64)	—	(g)
Class R5
Six Months Ended August 31, 2015 (Unaudited)	7.75	0.21		(0.42)	(0.21)	(0.21)	—	(0.21)	—
Year Ended February 28, 2015	8.12	0.43	(f)	(0.19)	0.24	(0.44)	(0.17)	(0.61)	—
Year Ended February 28, 2014	8.21	0.50	(f)	0.11	0.61	(0.49)	(0.21)	(0.70)	—
Year Ended February 28, 2013	7.93	0.53	(f)	0.33	0.86	(0.53)	(0.05)	(0.58)	—
Year Ended February 29, 2012	8.36	0.58	(f)	(0.27)	0.31	(0.58)	(0.16)	(0.74)	—	(g)
Year Ended February 28, 2011	7.74	0.68	(f)	0.62	1.30	(0.65)	(0.03)	(0.68)	—	(g)
Class R6 (h)
Six Months Ended August 31, 2015 (Unaudited)	7.74	0.21		(0.42)	(0.21)	(0.21)	—	(0.21)	—
Year Ended February 28, 2015	8.11	0.43	(f)	(0.19)	0.24	(0.44)	(0.17)	(0.61)	—
Year Ended February 28, 2014	8.20	0.50	(f)	0.11	0.61	(0.49)	(0.21)	(0.70)	—
Year Ended February 28, 2013	7.91	0.53	(f)	0.34	0.87	(0.53)	(0.05)	(0.58)	—
Year Ended February 29, 2012	8.35	0.58	(f)	(0.28)	0.30	(0.58)	(0.16)	(0.74)	—	(g)
Year Ended February 28, 2011	7.73	0.65	(f)	0.65	1.30	(0.65)	(0.03)	(0.68)	—	(g)
Select Class
Six Months Ended August 31, 2015 (Unaudited)	7.75	0.21		(0.43)	(0.22)	(0.21)	—	(0.21)	—
Year Ended February 28, 2015	8.11	0.42	(f)	(0.18)	0.24	(0.43)	(0.17)	(0.60)	—
Year Ended February 28, 2014	8.20	0.49	(f)	0.12	0.61	(0.49)	(0.21)	(0.70)	—
Year Ended February 28, 2013	7.92	0.53	(f)	0.32	0.85	(0.52)	(0.05)	(0.57)	—
Year Ended February 29, 2012	8.36	0.58	(f)	(0.28)	0.30	(0.58)	(0.16)	(0.74)	—	(g)
Year Ended February 28, 2011	7.74	0.65	(f)	0.65	1.30	(0.65)	(0.03)	(0.68)	—	(g)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

308	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$7.28	(3.04)%	$712,056	1.00%	5.21%	1.38%	26%
7.71	2.86	831,346	0.99	5.14	1.35	52
8.08	7.57	1,066,865	1.04	5.84	1.32	54
8.17	10.98	964,864	1.12	6.32	1.33	65
7.89	3.69	1,103,966	1.15	6.98	1.34	41
8.33	17.07	856,717	1.14	7.81	1.32	45

7.29	(3.33)	243,254	1.55	4.65	1.85	26
7.72	2.27	278,495	1.58	4.55	1.84	52
8.09	7.00	315,026	1.59	5.29	1.81	54
8.18	10.33	348,508	1.68	5.75	1.84	65
7.90	3.03	280,078	1.80	6.33	1.84	41
8.34	16.45	248,488	1.79	7.17	1.82	45

7.27	(3.21)	10,330	1.30	4.91	1.79	26
7.70	2.62	10,544	1.33	4.80	1.68	52
8.06	7.24	11,019	1.34	5.54	1.56	54
8.15	10.58	16,384	1.36	6.06	1.59	65
7.88	3.46	6,968	1.40	6.72	1.59	41
8.32	16.82	3,609	1.39	7.49	1.58	45

7.33	(2.78)	67,583	0.75	5.45	0.90	26
7.75	3.06	76,869	0.78	5.36	0.90	52
8.12	7.82	103,378	0.79	6.09	0.86	54
8.21	11.26	102,404	0.82	6.59	0.89	65
7.93	4.11	50,747	0.86	7.28	0.89	41
8.36	17.45	27,619	0.85	8.54	0.87	45

7.32	(2.76)	2,129,669	0.70	5.54	0.76	26
7.74	3.10	1,983,909	0.73	5.41	0.80	52
8.11	7.86	2,202,757	0.74	6.13	0.81	54
8.20	11.42	1,746,074	0.77	6.66	0.84	65
7.91	4.01	1,461,496	0.81	7.32	0.84	41
8.35	17.59	929,762	0.80	7.99	0.83	45

7.32	(2.95)	5,977,971	0.80	5.41	1.10	26
7.75	3.16	7,089,261	0.83	5.30	1.09	52
8.11	7.76	7,329,642	0.84	6.04	1.06	54
8.20	11.18	8,127,147	0.87	6.57	1.08	65
7.92	3.95	8,616,283	0.90	7.23	1.09	41
8.36	17.44	7,478,536	0.89	8.06	1.07	45

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	309

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Inflation Managed Bond Fund
Class A
Six Months Ended August 31, 2015 (Unaudited)	$10.37	$0.09	(f)	$(0.22)	$(0.13)	$(0.10)	$—	$(0.10)
Year Ended February 28, 2015	10.51	0.12	(f)(g)	(0.14)	(0.02)	(0.12)	—	(0.12)
Year Ended February 28, 2014	10.81	0.12	(f)	(0.30)	(0.18)	(0.11)	(0.01)	(0.12)
Year Ended February 28, 2013	10.74	0.15	(f)	0.13	0.28	(0.16)	(0.05)	(0.21)
Year Ended February 29, 2012	10.34	0.22	(f)	0.44	0.66	(0.21)	(0.05)	(0.26)
March 31, 2010 (h) through February 28, 2011	10.00	0.15	(f)	0.41	0.56	(0.16)	(0.06)	(0.22)
Class C
Six Months Ended August 31, 2015 (Unaudited)	10.33	0.05	(f)	(0.21)	(0.16)	(0.07)	—	(0.07)
Year Ended February 28, 2015	10.48	0.05	(f)(g)	(0.13)	(0.08)	(0.07)	—	(0.07)
Year Ended February 28, 2014	10.78	0.04	(f)	(0.29)	(0.25)	(0.04)	(0.01)	(0.05)
Year Ended February 28, 2013	10.73	0.08	(f)	0.12	0.20	(0.10)	(0.05)	(0.15)
Year Ended February 29, 2012	10.34	0.16	(f)	0.43	0.59	(0.15)	(0.05)	(0.20)
March 31, 2010 (h) through February 28, 2011	10.00	0.11	(f)	0.39	0.50	(0.10)	(0.06)	(0.16)
Class R2
Six Months Ended August 31, 2015 (Unaudited)	10.37	0.07	(f)	(0.21)	(0.14)	(0.08)	—	(0.08)
Year Ended February 28, 2015	10.51	0.10	(f)(g)	(0.14)	(0.04)	(0.10)	—	(0.10)
Year Ended February 28, 2014	10.81	0.10	(f)	(0.32)	(0.22)	(0.07)	(0.01)	(0.08)
Year Ended February 28, 2013	10.74	0.13	(f)	0.12	0.25	(0.13)	(0.05)	(0.18)
Year Ended February 29, 2012	10.35	0.20	(f)	0.42	0.62	(0.18)	(0.05)	(0.23)
March 31, 2010 (h) through February 28, 2011	10.00	0.15	(f)	0.39	0.54	(0.13)	(0.06)	(0.19)
Class R5
Six Months Ended August 31, 2015 (Unaudited)	10.41	0.10	(f)	(0.21)	(0.11)	(0.11)	—	(0.11)
Year Ended February 28, 2015	10.55	0.14	(f)(g)	(0.14)	— (i)	(0.14)	—	(0.14)
Year Ended February 28, 2014	10.85	0.11	(f)	(0.27)	(0.16)	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2013	10.77	0.18	(f)	0.12	0.30	(0.17)	(0.05)	(0.22)
Year Ended February 29, 2012	10.37	0.24	(f)	0.44	0.68	(0.23)	(0.05)	(0.28)
March 31, 2010 (h) through February 28, 2011	10.00	0.24	(f)	0.34	0.58	(0.15)	(0.06)	(0.21)
Class R6
Six Months Ended August 31, 2015 (Unaudited)	10.38	0.10	(f)	(0.21)	(0.11)	(0.11)	—	(0.11)
Year Ended February 28, 2015	10.52	0.14	(f)(g)	(0.13)	0.01	(0.15)	—	(0.15)
Year Ended February 28, 2014	10.82	0.14	(f)	(0.30)	(0.16)	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2013	10.74	0.17	(f)	0.14	0.31	(0.18)	(0.05)	(0.23)
Year Ended February 29, 2012	10.34	0.25	(f)	0.44	0.69	(0.24)	(0.05)	(0.29)
November 30, 2010 (j) through February 28, 2011	10.39	0.04	(f)	0.01	0.05	(0.04)	(0.06)	(0.10)
Select Class
Six Months Ended August 31, 2015 (Unaudited)	10.37	0.09	(f)	(0.21)	(0.12)	(0.10)	—	(0.10)
Year Ended February 28, 2015	10.51	0.13	(f)(g)	(0.13)	— (i)	(0.14)	—	(0.14)
Year Ended February 28, 2014	10.81	0.13	(f)	(0.29)	(0.16)	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2013	10.74	0.17	(f)	0.12	0.29	(0.17)	(0.05)	(0.22)
Year Ended February 29, 2012	10.34	0.24	(f)	0.44	0.68	(0.23)	(0.05)	(0.28)
March 31, 2010 (h) through February 28, 2011	10.00	0.19	(f)	0.38	0.57	(0.17)	(0.06)	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

310	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.14	(1.31)%	$52,912	0.75%	1.68%		1.12%	19%
10.37	(0.18)	59,129	0.75	1.15	(g)	1.05	28
10.51	(1.66)	67,620	0.75	1.15		1.05	35
10.81	2.60	160,110	0.74	1.41		1.01	16
10.74	6.42	134,099	0.74	2.09		1.02	36
10.34	5.62	28,242	0.73	1.60		1.24	69

10.10	(1.60)	3,632	1.40	1.01		1.52	19
10.33	(0.82)	4,453	1.40	0.51	(g)	1.52	28
10.48	(2.27)	5,253	1.40	0.42		1.56	35
10.78	1.89	6,580	1.39	0.72		1.51	16
10.73	5.68	4,302	1.39	1.47		1.53	36
10.34	5.01	284	1.39	1.17		2.78	69

10.15	(1.32)	119	1.00	1.39		1.59	19
10.37	(0.41)	86	1.00	0.94	(g)	1.28	28
10.51	(1.96)	131	1.00	0.94		1.29	35
10.81	2.37	11,476	0.99	1.18		1.26	16
10.74	6.04	11,174	0.99	1.85		1.27	36
10.35	5.40	53	1.00	1.54		3.66	69

10.19	(1.11)	12,696	0.55	1.90		0.60	19
10.41	0.02	12,619	0.54	1.34	(g)	0.60	28
10.55	(1.44)	12,774	0.55	1.05		0.65	35
10.85	2.82	58	0.54	1.62		0.56	16
10.77	6.57	56	0.53	2.23		0.57	36
10.37	5.85	53	0.55	2.46		0.72	69

10.16	(1.07)	541,417	0.45	2.00		0.46	19
10.38	0.07	505,064	0.48	1.32	(g)	0.50	28
10.52	(1.41)	337,208	0.50	1.29		0.57	35
10.82	2.88	243,756	0.49	1.62		0.51	16
10.74	6.68	167,997	0.49	2.37		0.53	36
10.34	0.49	51,944	0.49	1.99		0.57	69

10.15	(1.14)	1,098,453	0.60	1.84		0.72	19
10.37	(0.04)	1,202,468	0.60	1.26	(g)	0.75	28
10.51	(1.47)	1,090,324	0.60	1.20		0.81	35
10.81	2.71	1,141,000	0.59	1.53		0.76	16
10.74	6.56	870,400	0.59	2.22		0.77	36
10.34	5.70	346,927	0.59	1.97		1.18	69

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	311

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income
Limited Duration Bond Fund
Class A
Six Months Ended August 31, 2015 (Unaudited)	$10.02	$0.04	(f)	$(0.01)	$0.01		$(0.03)
Year Ended February 28, 2015	9.96	0.07	(f)	0.06	0.13		(0.07)
Year Ended February 28, 2014	9.84	0.06	(f)	0.14	0.20		(0.08)
Year Ended February 28, 2013	9.46	0.13	(f)	0.37	0.50		(0.12)
Year Ended February 29, 2012	9.46	0.18	(f)	(0.01)	0.17		(0.17)
Year Ended February 28, 2011	8.90	0.21	(f)	0.56	0.77		(0.21)

Class C
Six Months Ended August 31, 2015 (Unaudited)	9.91	0.01	(f)	(0.01)	—	(g)	(0.01)
Year Ended February 28, 2015	9.86	0.02	(f)	0.05	0.07		(0.02)
Year Ended February 28, 2014	9.74	0.01	(f)	0.14	0.15		(0.03)
Year Ended February 28, 2013	9.37	0.08	(f)	0.37	0.45		(0.08)
Year Ended February 29, 2012	9.37	0.13	(f)	(0.01)	0.12		(0.12)
Year Ended February 28, 2011	8.82	0.17	(f)	0.55	0.72		(0.17)

Class R6 (h)
Six Months Ended August 31, 2015 (Unaudited)	10.03	0.06	(f)	(0.01)	0.05		(0.06)
Year Ended February 28, 2015	9.98	0.12	(f)	0.04	0.16		(0.11)
Year Ended February 28, 2014	9.85	0.10	(f)	0.15	0.25		(0.12)
Year Ended February 28, 2013	9.47	0.17	(f)	0.38	0.55		(0.17)
Year Ended February 29, 2012	9.47	0.22	(f)	(0.01)	0.21		(0.21)
Year Ended February 28, 2011	8.91	0.26	(f)	0.56	0.82		(0.26)

Select Class
Six Months Ended August 31, 2015 (Unaudited)	10.02	0.05	(f)	(0.02)	0.03		(0.05)
Year Ended February 28, 2015	9.96	0.10	(f)	0.05	0.15		(0.09)
Year Ended February 28, 2014	9.84	0.08	(f)	0.14	0.22		(0.10)
Year Ended February 28, 2013	9.46	0.16	(f)	0.37	0.53		(0.15)
Year Ended February 29, 2012	9.46	0.20	(f)	(0.01)	0.19		(0.19)
Year Ended February 28, 2011	8.90	0.24	(f)	0.56	0.80		(0.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

312	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.00	0.13%	$215,937	0.68%	0.71%	0.95%	14%
10.02	1.28	204,080	0.68	0.74	0.93	24
9.96	2.01	185,550	0.67	0.60	0.93	23
9.84	5.36	63,879	0.67	1.37	0.95	24
9.46	1.80	48,120	0.68	1.89	0.94	21
9.46	8.78	69,464	0.67	2.32	0.95	28

9.90	(0.03)	48,827	1.18	0.20	1.44	14
9.91	0.72	53,773	1.18	0.24	1.42	24
9.86	1.49	57,659	1.17	0.10	1.42	23
9.74	4.80	63,760	1.17	0.87	1.45	24
9.37	1.33	54,348	1.18	1.39	1.44	21
9.37	8.20	66,659	1.17	1.82	1.45	28

10.02	0.46	161,297	0.22	1.18	0.37	14
10.03	1.63	42,352	0.23	1.21	0.39	24
9.98	2.51	18,305	0.22	1.05	0.42	23
9.85	5.80	8,301	0.22	1.79	0.45	24
9.47	2.27	3,642	0.23	2.34	0.44	21
9.47	9.25	3,873	0.22	2.78	0.45	28

10.00	0.26	865,964	0.43	0.96	0.63	14
10.02	1.55	637,355	0.43	1.00	0.65	24
9.96	2.23	548,277	0.42	0.85	0.67	23
9.84	5.61	377,532	0.42	1.61	0.70	24
9.46	2.08	292,294	0.43	2.13	0.69	21
9.46	9.05	256,477	0.42	2.57	0.70	28

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	313

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mortgage-Backed Securities Fund
Class A
Six Months Ended August 31, 2015 (Unaudited)	$11.65	$0.15	$(0.04)	$0.11	$(0.16)	$—	$(0.16)
Year Ended February 28, 2015	11.58	0.34	0.08	0.42	(0.34)	(0.01)	(0.35)
Year Ended February 28, 2014	11.84	0.35	(0.30)	0.05	(0.30)	(0.01)	(0.31)
Year Ended February 28, 2013	11.75	0.34	0.08	0.42	(0.33)	—	(0.33)
Year Ended February 29, 2012	11.50	0.49	0.25	0.74	(0.49)	—	(0.49)
Year Ended February 28, 2011	11.22	0.55	0.28	0.83	(0.55)	—	(0.55)

Class C
Six Months Ended August 31, 2015 (Unaudited)	11.36	0.13	(0.04)	0.09	(0.14)	—	(0.14)
Year Ended February 28, 2015	11.30	0.27	0.09	0.36	(0.29)	(0.01)	(0.30)
Year Ended February 28, 2014	11.57	0.26	(0.27)	(0.01)	(0.25)	(0.01)	(0.26)
July 2, 2012 (f) through February 28, 2013	11.55	0.17	0.04	0.21	(0.19)	—	(0.19)

Class R6 (g)
Six Months Ended August 31, 2015 (Unaudited)	11.39	0.18	(0.05)	0.13	(0.19)	—	(0.19)
Year Ended February 28, 2015	11.32	0.38	0.09	0.47	(0.39)	(0.01)	(0.40)
Year Ended February 28, 2014	11.59	0.36	(0.27)	0.09	(0.35)	(0.01)	(0.36)
Year Ended February 28, 2013	11.51	0.38	0.07	0.45	(0.37)	—	(0.37)
Year Ended February 29, 2012	11.28	0.54	0.23	0.77	(0.54)	—	(0.54)
Year Ended February 28, 2011	11.01	0.59	0.27	0.86	(0.59)	—	(0.59)

Select Class
Six Months Ended August 31, 2015 (Unaudited)	11.39	0.17	(0.05)	0.12	(0.18)	—	(0.18)
Year Ended February 28, 2015	11.32	0.35	0.10	0.45	(0.37)	(0.01)	(0.38)
Year Ended February 28, 2014	11.59	0.35	(0.28)	0.07	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2013	11.51	0.36	0.08	0.44	(0.36)	—	(0.36)
Year Ended February 29, 2012	11.27	0.53	0.23	0.76	(0.52)	—	(0.52)
Year Ended February 28, 2011	11.01	0.57	0.26	0.83	(0.57)	—	(0.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of offering of class of shares.
(g)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

314	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.60	0.98%	$161,423	0.65%	2.70%	0.98%	7%
11.65	3.69	139,104	0.65	2.85	1.02	7
11.58	0.45	149,964	0.65	2.66	0.99	9
11.84	3.57	294,739	0.64	2.88	0.98	19
11.75	6.57	255,946	0.64	4.29	0.98	21
11.50	7.48	176,334	0.64	4.84	0.98	30

11.31	0.76	8,920	1.15	2.20	1.50	7
11.36	3.21	7,704	1.15	2.36	1.52	7
11.30	(0.10)	6,322	1.15	2.22	1.50	9
11.57	1.81	6,592	1.14	2.08	1.49	19

11.33	1.13	1,335,285	0.24	3.10	0.46	7
11.39	4.20	1,397,901	0.25	3.25	0.49	7
11.32	0.81	1,604,557	0.25	3.12	0.50	9
11.59	3.97	1,864,649	0.24	3.29	0.48	19
11.51	6.96	1,538,507	0.24	4.72	0.48	21
11.28	7.97	1,466,482	0.24	5.26	0.48	30

11.33	1.05	1,027,681	0.39	2.95	0.72	7
11.39	4.05	1,040,420	0.40	3.10	0.75	7
11.32	0.63	1,043,527	0.40	2.89	0.74	9
11.59	3.83	2,242,411	0.39	3.09	0.73	19
11.51	6.89	1,264,766	0.39	4.51	0.73	21
11.27	7.71	580,212	0.39	5.12	0.73	30

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	315

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Short Duration Bond Fund
Class A
Six Months Ended August 31, 2015 (Unaudited)	$10.87	$0.04		$(0.02)	$0.02	$(0.04)	$—	$(0.04)
Year Ended February 28, 2015	10.90	0.07	(f)	(0.02)	0.05	(0.07)	(0.01)	(0.08)
Year Ended February 28, 2014	10.97	0.07	(f)	(0.06)	0.01	(0.07)	(0.01)	(0.08)
Year Ended February 28, 2013	10.97	0.11	(f)	— (g)	0.11	(0.11)	— (g)	(0.11)
Year Ended February 29, 2012	10.95	0.15	(f)	0.04	0.19	(0.15)	(0.02)	(0.17)
Year Ended February 28, 2011	10.90	0.16	(f)	0.06	0.22	(0.16)	(0.01)	(0.17)

Class C
Six Months Ended August 31, 2015 (Unaudited)	10.94	0.01		(0.02)	(0.01)	(0.01)	—	(0.01)
Year Ended February 28, 2015	10.97	0.01	(f)	(0.02)	(0.01)	(0.01)	(0.01)	(0.02)
Year Ended February 28, 2014	11.04	0.01	(f)	(0.05)	(0.04)	(0.02)	(0.01)	(0.03)
Year Ended February 28, 2013	11.04	0.05	(f)	— (g)	0.05	(0.05)	— (g)	(0.05)
Year Ended February 29, 2012	11.02	0.09	(f)	0.04	0.13	(0.09)	(0.02)	(0.11)
Year Ended February 28, 2011	10.97	0.10	(f)	0.06	0.16	(0.10)	(0.01)	(0.11)

Class R6 (h)
Six Months Ended August 31, 2015 (Unaudited)	10.89	0.06		(0.01)	0.05	(0.07)	—	(0.07)
Year Ended February 28, 2015	10.91	0.12	(f)	(0.01)	0.11	(0.12)	(0.01)	(0.13)
Year Ended February 28, 2014	10.98	0.12	(f)	(0.05)	0.07	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2013	10.99	0.16	(f)	(0.01)	0.15	(0.16)	— (g)	(0.16)
Year Ended February 29, 2012	10.97	0.20	(f)	0.05	0.25	(0.21)	(0.02)	(0.23)
Year Ended February 28, 2011	10.92	0.21	(f)	0.06	0.27	(0.21)	(0.01)	(0.22)

Select Class
Six Months Ended August 31, 2015 (Unaudited)	10.89	0.05		(0.02)	0.03	(0.05)	—	(0.05)
Year Ended February 28, 2015	10.91	0.10	(f)	(0.02)	0.08	(0.09)	(0.01)	(0.10)
Year Ended February 28, 2014	10.98	0.10	(f)	(0.06)	0.04	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2013	10.99	0.13	(f)	(0.01)	0.12	(0.13)	— (g)	(0.13)
Year Ended February 29, 2012	10.96	0.18	(f)	0.05	0.23	(0.18)	(0.02)	(0.20)
Year Ended February 28, 2011	10.92	0.19	(f)	0.05	0.24	(0.19)	(0.01)	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

316	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.85	0.16%	$555,501	0.80%	0.67%	0.95%	16%
10.87	0.38	225,852	0.80	0.63	0.92	41
10.90	0.11	240,174	0.80	0.63	0.89	38
10.97	0.99	281,110	0.80	0.97	0.86	33
10.97	1.76	260,098	0.80	1.36	0.86	40
10.95	2.04	250,706	0.79	1.45	0.86	36

10.92	(0.10)	112,633	1.30	0.17	1.42	16
10.94	(0.10)	124,100	1.30	0.13	1.40	41
10.97	(0.39)	154,636	1.30	0.14	1.39	38
11.04	0.50	237,782	1.30	0.48	1.36	33
11.04	1.23	297,098	1.30	0.86	1.37	40
11.02	1.51	321,680	1.29	0.95	1.36	36

10.87	0.41	2,686,369	0.30	1.18	0.36	16
10.89	0.98	2,969,476	0.30	1.12	0.38	41
10.91	0.60	2,819,549	0.30	1.14	0.39	38
10.98	1.40	4,077,991	0.30	1.46	0.36	33
10.99	2.28	3,530,135	0.30	1.86	0.36	40
10.97	2.54	2,906,329	0.29	1.94	0.36	36

10.87	0.28	7,027,321	0.55	0.92	0.66	16
10.89	0.72	7,781,780	0.55	0.88	0.65	41
10.91	0.36	7,800,036	0.55	0.88	0.64	38
10.98	1.13	7,712,342	0.55	1.22	0.61	33
10.99	2.10	6,946,436	0.55	1.61	0.61	40
10.96	2.20	6,829,822	0.54	1.70	0.61	36

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	317

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Short Duration High Yield Fund
Class A
Six Months Ended August 31, 2015 (Unaudited)	$9.76	$0.20	(f)	$(0.28)	$(0.08)	$(0.20)	$—	$(0.20)
Year Ended February 28, 2015	10.05	0.41	(f)	(0.28)	0.13	(0.41)	(0.01)	(0.42)
March 1, 2013(g) through February 28, 2014	10.00	0.41	(f)	(0.02)	0.39	(0.34)	—	(0.34)

Class C
Six Months Ended August 31, 2015 (Unaudited)	9.75	0.17	(f)	(0.28)	(0.11)	(0.17)	—	(0.17)
Year Ended February 28, 2015	10.05	0.36	(f)	(0.28)	0.08	(0.37)	(0.01)	(0.38)
March 1, 2013(g) through February 28, 2014	10.00	0.36	(f)	(0.02)	0.34	(0.29)	—	(0.29)

Class R6
Six Months Ended August 31, 2015 (Unaudited)	9.77	0.21	(f)	(0.28)	(0.07)	(0.22)	—	(0.22)
Year Ended February 28, 2015	10.06	0.45	(f)	(0.28)	0.17	(0.45)	(0.01)	(0.46)
March 1, 2013(g) through February 28, 2014	10.00	0.45	(f)	(0.01)	0.44	(0.38)	—	(0.38)

Select Class
Six Months Ended August 31, 2015 (Unaudited)	9.76	0.21	(f)	(0.28)	(0.07)	(0.21)	—	(0.21)
Year Ended February 28, 2015	10.05	0.44	(f)	(0.28)	0.16	(0.44)	(0.01)	(0.45)
March 1, 2013(g) through February 28, 2014	10.00	0.43	(f)	(0.01)	0.42	(0.37)	—	(0.37)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended February 28, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

318	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$9.48	(0.90)%	$3,608	0.90%		4.07%		1.22%		27%
9.76	1.31	1,965	0.89		4.15		1.21		73
10.05	4.02	1,415	0.89	(h)	4.13	(h)	1.45	(h)	66

9.47	(1.14)	265	1.40		3.50		1.81		27
9.75	0.80	324	1.39		3.63		1.73		73
10.05	3.48	55	1.39	(h)	3.62	(h)	2.15	(h)	66

9.48	(0.76)	47,544	0.50		4.39		0.68		27
9.77	1.72	80,234	0.49		4.53		0.70		73
10.06	4.47	41,712	0.48	(h)	4.49	(h)	0.78	(h)	66

9.48	(0.74)	152,507	0.65		4.25		0.94		27
9.76	1.54	173,375	0.64		4.40		0.95		73
10.05	4.24	201,219	0.63	(h)	4.36	(h)	1.15	(h)	66

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	319

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
Treasury & Agency Fund
Class A
Six Months Ended August 31, 2015 (Unaudited)	$9.41	$0.01		$0.02	$0.03		$(0.02)	$—	$(0.02)
Year Ended February 28, 2015	9.49	0.06	(f)	(0.05)	0.01		(0.06)	(0.03)	(0.09)
Year Ended February 28, 2014	9.63	0.08	(f)	(0.10)	(0.02)		(0.09)	(0.03)	(0.12)
Year Ended February 28, 2013	9.74	0.09	(f)	(0.06)	0.03		(0.09)	(0.05)	(0.14)
Year Ended February 29, 2012	9.78	0.12	(f)	0.05	0.17		(0.11)	(0.10)	(0.21)
Year Ended February 28, 2011	9.96	0.13	(f)	(0.02)	0.11		(0.13)	(0.16)	(0.29)

Select Class
Six Months Ended August 31, 2015 (Unaudited)	9.40	0.02		0.01	0.03		(0.02)	—	(0.02)
Year Ended February 28, 2015	9.48	0.08	(f)	(0.05)	0.03		(0.08)	(0.03)	(0.11)
Year Ended February 28, 2014	9.62	0.10	(f)	(0.10)	—	(g)	(0.11)	(0.03)	(0.14)
Year Ended February 28, 2013	9.73	0.11	(f)	(0.06)	0.05		(0.11)	(0.05)	(0.16)
Year Ended February 29, 2012	9.77	0.14	(f)	0.05	0.19		(0.13)	(0.10)	(0.23)
Year Ended February 28, 2011	9.95	0.16	(f)	(0.02)	0.14		(0.16)	(0.16)	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

320	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$9.42	0.27%	$25,773	0.70%	0.19%	1.01%	8%
9.41	0.12	26,654	0.70	0.64	1.02	23
9.49	(0.20)	44,375	0.70	0.85	0.98	15
9.63	0.23	73,424	0.69	0.89	0.95	19
9.74	1.72	90,893	0.70	1.17	0.95	35
9.78	1.15	99,714	0.70	1.32	0.95	26

9.41	0.34	86,610	0.45	0.44	0.76	8
9.40	0.38	103,513	0.45	0.87	0.78	23
9.48	0.05	132,599	0.45	1.09	0.73	15
9.62	0.48	235,447	0.44	1.14	0.70	19
9.73	1.97	313,699	0.45	1.42	0.70	35
9.77	1.40	371,384	0.45	1.57	0.70	26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	321

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Core Bond Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Core Plus Bond Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Government Bond Fund	Class A, Class C, Class R2 and Select Class	JPM II	Diversified
High Yield Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Inflation Managed Bond Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Limited Duration Bond Fund	Class A, Class C, Class R6 and Select Class	JPM II	Diversified
Mortgage-Backed Securities Fund	Class A, Class C, Class R6 and Select Class	JPM II	Diversified
Short Duration Bond Fund	Class A, Class C, Class R6 and Select Class	JPM II	Diversified
Short Duration High Yield Fund	Class A, Class C, Class R6 and Select Class	JPM I	Diversified
Treasury & Agency Fund	Class A and Select Class	JPM II	Diversified

The investment objective of Core Bond Fund is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

The investment objective of Core Plus Bond Fund is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

The investment objective of Government Bond Fund is to seek a high level of current income with liquidity and safety of principal.

The investment objective of High Yield Fund is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

The investment objective of Inflation Managed Bond Fund is to seek to maximize inflation protected total return.

The investment objective of Limited Duration Bond Fund is to seek a high level of current income consistent with low volatility of principal.

The investment objective of Mortgage-Backed Securities Fund is to seek to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

The investment objective of Short Duration Bond Fund is to seek current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

The investment objective of Short Duration High Yield Fund is to seek current income with a secondary objective of capital appreciation.

The investment objective of Treasury & Agency Fund is to seek a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

Class A Shares generally provide for a front-end sales charge while Class C Shares (except for Class C Shares of Limited Duration Bond Fund and Short Duration Bond Fund purchased before September 3, 2013) provide for a contingent deferred sales charge (“CDSC”). Effective September 3, 2013, purchases of Class C Shares of Limited Duration Bond Fund and Short Duration Bond Fund are subject to a CDSC on the original cost of shares. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

322	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Inflation Managed Bond Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund at August 31, 2015.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	323

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Core Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$2,185,527	$1,175,243		$3,360,770
Collateralized Mortgage Obligations
Agency CMO	—	4,177,943	—		4,177,943
Non-Agency CMO	—	906,761	159,732		1,066,493

Total Collateralized Mortgage Obligations	—	5,084,704	159,732		5,244,436

Commercial Mortgage-Backed Securities	—	922,583	147,258		1,069,841
Corporate Bonds
Consumer Discretionary	—	378,459	—		378,459
Consumer Staples	—	224,649	—		224,649
Energy	—	570,030	—		570,030
Financials	—	2,402,964	—		2,402,964
Health Care	—	251,079	—		251,079
Industrials	—	329,460	368		329,828
Information Technology	—	336,121	—		336,121
Materials	—	169,350	—		169,350
Telecommunication Services	—	352,502	—		352,502
Utilities	—	420,234	—		420,234

Total Corporate Bonds	—	5,434,848	368		5,435,216

Foreign Government Securities	—	290,222	—		290,222
Mortgage Pass-Through Securities	—	4,308,201	—		4,308,201
Municipal Bonds	—	75,776	—		75,776
Supranational	—	46,068	—		46,068
U.S. Government Agency Securities	—	634,563	—		634,563
U.S. Treasury Obligations	—	7,662,988	—		7,662,988
Loan Assignments
Financials	—	—	8,074		8,074
Industrials	—	10,000	—		10,000

Total Loan Assignments	—	10,000	8,074		18,074

Short-Term Investment
Investment Company	1,361,516	—	—		1,361,516

Total Investments in Securities	$1,361,516	$26,655,480	$1,490,675		$29,507,671

Core Plus Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$—	$—	$120		$120
Financials	—	—	155		155
Materials	1	—	—	(a)	1
Telecommunication Services	584	—	—		584
Utilities	193	—	—		193

Total Common Stocks	778	—	275		1,053

Preferred Stocks
Financials	1,893	2,026	—		3,919
Industrials	1,054	—	—		1,054
Materials	—	—	—	(b)	—	(b)

Total Preferred Stocks	2,947	2,026	—	(b)	4,973

324	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Debt Securities
Asset-Backed Securities	$—	$232,815	$298,941		$531,756
Collateralized Mortgage Obligations
Agency CMO	—	397,569	—		397,569
Non-Agency CMO	—	93,777	22,043		115,820

Total Collateralized Mortgage Obligations	—	491,346	22,043		513,389

Commercial Mortgage-Backed Securities	—	218,704	81,048		299,752
Convertible Bonds
Consumer Discretionary	—	—	—	(a)	—	(a)
Utilities	—	—	631		631

Total Convertible Bonds	—	—	631		631

Corporate Bonds
Consumer Discretionary	—	167,557	207		167,764
Consumer Staples	—	60,795	—		60,795
Energy	—	170,535	—		170,535
Financials	—	366,851	—		366,851
Health Care	—	79,843	—		79,843
Industrials	—	116,267	756		117,023
Information Technology	—	78,126	—		78,126
Materials	—	91,547	91		91,638
Telecommunication Services	—	99,336	—		99,336
Utilities	—	82,421	—		82,421

Total Corporate Bonds	—	1,313,278	1,054		1,314,332

Foreign Government Securities	—	54,781	—		54,781
Mortgage Pass-Through Securities	—	553,023	—		553,023
Municipal Bonds	—	11,741	—		11,741
Preferred Securities
Financials	—	35,811	—		35,811
Supranational	—	3,475	—		3,475
U.S. Government Agency Securities	—	38,622	—		38,622
U.S. Treasury Obligations	—	690,447	—		690,447
Loan Assignments
Consumer Discretionary	—	5,389	—	(a)	5,389
Consumer Staples	—	5,357	—		5,357
Energy	—	538	—		538
Financials	—	1,119	—		1,119
Health Care	—	1,742	—		1,742
Industrials	—	10,000	—		10,000
Information Technology	—	2,889	—		2,889
Materials	—	468	—		468
Telecommunication Services	—	338	—		338
Utilities	—	3,371	—		3,371

Total Loan Assignments	—	31,211	—	(a)	31,211

Warrants
Consumer Discretionary	—	—	—	(a)	—	(a)
Industrials	—	—	—	(a)	—	(a)

Total Warrants	—	—	—	(a)	—	(a)

Short-Term Investment
Investment Company	177,687	—	—		177,687

Total Investments in Securities	$181,412	$3,677,280	$403,992		$4,262,684

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	325

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$362	$—		$362
Futures Contracts	396	—	—		396

Total Appreciation in Other Financial Instruments	$396	$362	$—		$758

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(26)	$—		$(26)
Futures Contracts	(352)	—	—		(352)
Swaps	—	(78)	—		(78)

Total Depreciation in Other Financial Instruments	$(352)	$(104)	$—		$(456)

Government Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Collateralized Mortgage Obligations Agency CMO	$—	$493,724	$—		$493,724
Commercial Mortgage-Backed Security	—	6,191	—		6,191
Foreign Government Security	—	7,005	—		7,005
Mortgage Pass-Through Securities	—	71,690	—		71,690
U.S. Government Agency Securities	—	258,792	—		258,792
U.S. Treasury Obligations	—	357,189	—		357,189
Short-Term Investment
Investment Company	85,031	—	—		85,031

Total Investments in Securities	$85,031	$1,194,591	$—		$1,279,622

High Yield Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$—	$—	$1,500		$1,500
Financials	—	—	2,341		2,341
Materials	—	—	—	(a)	— (a)
Telecommunication Services	12,806	—	—		12,806
Utilities	5,150	—	—		5,150

Total Common Stocks	17,956	—	3,841		21,797

Preferred Stocks
Consumer Discretionary	1,056	—	—		1,056
Financials	40,315	28,279	—		68,594
Industrials	13,376	—	—		13,376
Materials	—	—	—	(a)	— (a)

Total Preferred Stocks	54,747	28,279	—	(a)	83,026

Debt Securities
Asset-Backed Securities	—	—	4,044		4,044
Convertible Bonds
Consumer Discretionary	—	—	—	(a)	— (a)
Utilities	—	—	9,456		9,456

Total Convertible Bonds	—	—	9,456		9,456

326	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

High Yield Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Corporate Bonds
Consumer Discretionary	$—	$1,547,888	$15,515		$1,563,403
Consumer Staples	—	511,460	—		511,460
Energy	—	1,025,252	—		1,025,252
Financials	—	550,492	8,426		558,918
Health Care	—	1,008,475	1		1,008,476
Industrials	—	895,264	2,582		897,846
Information Technology	—	409,980	—		409,980
Materials	—	855,508	582		856,090
Telecommunication Services	—	863,488	—		863,488
Utilities	—	336,391	—		336,391

Total Corporate Bonds	—	8,004,198	27,106		8,031,304

Preferred Securities
Financials	—	142,345	—		142,345
Loan Assignments
Consumer Discretionary	—	215,916	—		215,916
Consumer Staples	—	17,359	—		17,359
Energy	—	29,737	—		29,737
Financials	—	33,196	—		33,196
Health Care	—	5,782	—		5,782
Industrials	—	39,182	—		39,182
Information Technology	—	70,978	—		70,978
Materials	—	14,204	10,094		24,298
Telecommunication Services	—	18,982	—		18,982
Utilities	—	68,548	—		68,548

Total Loan Assignments	—	513,884	10,094		523,978

Warrants
Consumer Discretionary	—	—	—	(a)	—	(a)
Industrials	—	—	11		11

Total Warrants	—	—	11		11

Short-Term Investment
Investment Company	226	—	—		226

Total Investments in Securities	$72,929	$8,688,706	$54,552		$8,816,187

Inflation Managed Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$99,430	$22,285		$121,715
Collateralized Mortgage Obligations
Agency CMO	—	275,246	—		275,246
Non-Agency CMO	—	9,281	428		9,709

Total Collateralized Mortgage Obligations	—	284,527	428		284,955

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	327

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

Inflation Managed Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Commercial Mortgage-Backed Securities	$—	$46,259	$891	$47,150
Corporate Bonds
Consumer Discretionary	—	33,131	—	33,131
Consumer Staples	—	33,297	—	33,297
Energy	—	46,555	—	46,555
Financials	—	172,734	—	172,734
Health Care	—	24,339	—	24,339
Industrials	—	46,781	—	46,781
Information Technology	—	24,222	—	24,222
Materials	—	16,698	—	16,698
Telecommunication Services	—	16,816	—	16,816
Utilities	—	58,342	—	58,342

Total Corporate Bonds	—	472,915	—	472,915

Foreign Government Securities	—	4,559	—	4,559
Mortgage Pass-Through Securities	—	130,161	—	130,161
Supranational	—	648	—	648
U.S. Government Agency Securities	—	277,359	—	277,359
U.S. Treasury Obligations	—	331,881	—	331,881
Short-Term Investment
Investment Company	94,342	—	—	94,342

Total Investments in Securities	$94,342	$1,647,739	$23,604	$1,765,685

Depreciation in Other Financial Instruments
Swaps	$—	$(66,159)	$—	$(66,159)

Limited Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$178,806	$80,225	$259,031
Collateralized Mortgage Obligations
Agency CMO	—	566,982	—	566,982
Non-Agency CMO	—	68,806	14,871	83,677

Total Collateralized Mortgage Obligations	—	635,787	14,871	650,659

Commercial Mortgage-Backed Securities	—	47,648	6,496	54,144
Corporate Bonds
Consumer Discretionary	—	7,001	—	7,001
Consumer Staples	—	608	—	608
Energy	—	24,502	—	24,502
Financials	—	65,572	—	65,572
Health Care	—	6,396	—	6,396
Industrials	—	2,176	—	2,176
Information Technology	—	7,468	—	7,468
Materials	—	3,320	—	3,320
Telecommunication Services	—	4,697	—	4,697
Utilities	—	4,893	—	4,893

Total Corporate Bonds	—	126,633	—	126,633

Mortgage Pass-Through Securities	—	52,132	—	52,132
Municipal Bonds	—	870	—	870
Short-Term Investment
Investment Company	134,844	—	—	134,844

Total Investments in Securities	$134,844	$1,041,877	$101,592	$1,278,313

328	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

Mortgage-Backed Securities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$35,282	$106,281	$141,563
Collateralized Mortgage Obligations
Agency CMO	—	832,319	—	832,319
Non-Agency CMO	—	238,733	53,726	292,459

Total Collateralized Mortgage Obligations	—	1,071,052	53,726	1,124,778

Commercial Mortgage-Backed Securities	—	98,294	25,916	124,210
Mortgage Pass-Through Securities	—	970,456	—	970,456
U.S. Treasury Obligations	—	25,915	—	25,915
Loan Assignment
Financials	—	—	552	552
Short-Term Investment
Investment Company	146,679	—	—	146,679

Total Investments in Securities	$146,679	$2,200,999	$186,475	$2,534,153

Short Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$669,956	$232,933	$902,889
Collateralized Mortgage Obligations
Agency CMO	—	534,443	—	534,443
Non-Agency CMO	—	78,154	8,841	86,995

Total Collateralized Mortgage Obligations	—	612,597	8,841	621,438

Commercial Mortgage-Backed Securities	—	330,134	36,918	367,052
Corporate Bonds
Consumer Discretionary	—	110,244	—	110,244
Consumer Staples	—	95,933	—	95,933
Energy	—	254,724	—	254,724
Financials	—	1,144,851	—	1,144,851
Health Care	—	122,041	—	122,041
Industrials	—	84,767	—	84,767
Information Technology	—	78,733	—	78,733
Materials	—	47,692	—	47,692
Telecommunication Services	—	83,935	—	83,935
Utilities	—	105,387	—	105,387

Total Corporate Bonds	—	2,128,307	—	2,128,307

Foreign Government Securities	—	31,215	—	31,215
Mortgage Pass-Through Securities	—	386,481	—	386,481
Supranational	—	3,137	—	3,137
U.S. Government Agency Securities	—	554,903	—	554,903
U.S. Treasury Obligations	—	5,319,088	—	5,319,088
Loan Assignment
Financials	—	—	2,070	2,070
Short-Term Investment
Investment Company	24,470	—	—	24,470

Total Investments in Securities	$24,470	$10,035,818	$280,762	$10,341,050

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	329

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

Short Duration High Yield Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Corporate Bonds
Consumer Discretionary	$—	$30,612	$—		$30,612
Consumer Staples	—	4,357	—		4,357
Energy	—	6,696	—		6,696
Financials	—	9,730	—		9,730
Health Care	—	17,441	—		17,441
Industrials	—	15,348	10		15,358
Information Technology	—	4,518	—		4,518
Materials	—	20,087	—		20,087
Telecommunication Services	—	14,354	—		14,354
Utilities	—	7,291	—		7,291

Total Corporate Bonds	—	130,434	10		130,444

Preferred Securities
Financials	—	1,354	—		1,354

Total Preferred Securities	—	1,354	—		1,354

Preferred Stocks
Financials	597	854	—		1,451

Total Preferred Stocks	597	854	—		1,451

Loan Assignments
Consumer Discretionary	—	17,312	—		17,312
Consumer Staples	—	8,906	—		8,906
Energy	—	5,693	—		5,693
Financials	—	1,673	—		1,673
Health Care	—	3,411	—		3,411
Industrials	—	4,966	—		4,966
Information Technology	—	1,361	—		1,361
Materials	—	3,260	230		3,490
Telecommunication Services	—	2,266	—		2,266
Utilities	—	2,011	—		2,011

Total Loan Assignments	—	50,859	230		51,089

Short-Term Investment
Investment Company	878	—	—		878

Total Investments in Securities	$1,475	$183,501	$240	*	$185,216

*	Level 3 securities are valued by brokers and pricing services. At August 31, 2015, the value of these securities was approximately $240,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

Treasury & Agency Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
U.S. Government Agency Securities	$—	$15,745	$—	$15,745
U.S. Treasury Obligations	—	94,863	—	94,863
Short-Term Investment
Investment Company	1,040	—	—	1,040

Total Investments in Securities	$1,040	$110,608	$—	$111,648

(a)	Amount rounds to less than $1,000.
(b)	Value is zero.

There were no significant transfers between Levels 1 and 2 during the six months ended August 31, 2015 for Core Plus Bond Fund, High Yield Fund and Short Duration Bond Fund.

330	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

There were no transfers between Levels 1 and 2 during the six months ended August 31, 2015 for Core Bond Fund, Government Bond Fund, Inflation Managed Bond Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration High Yield and Treasury & Agency Fund.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Core Bond Fund	Balance as of February 28, 2015		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2015
Investments in Securities
Asset-Backed Securities	$1,082,339		$10	$(2,433)	$(2,715)	$551,163		$(326,723)	$—	$(126,398)	$1,175,243
Collateralized Mortgage Obligations — Non-Agency CMO	235,727		1,863	(3,246)	(522)	—		(65,570)	—	(8,520)	159,732
Commercial Mortgage-Backed Securities	163,116		—	(1,633)	(10,321)	19,118		(19,658)	—	(3,364)	147,258
Corporate Bonds — Industrials	22,776		—	(17)	1	—		(44)	—	(22,348)	368
Corporate Bonds —Telecommunication Services	9,605		—	(162)	—	—		(9,443)	—	—	—
Loan Assignments —Financials	84,822		—	386	— (a)	30,908		(108,042)	—	—	8,074

Total	$1,598,385		$1,873	$(7,105)	$(13,557)	$601,189		$(529,480)	$—	$(160,630)	$1,490,675

Core Plus Bond Fund	Balance as of February 28, 2015		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2015
Investments in Securities
Asset-Backed Securities	$250,055		$118	$27	$(578)	$121,229		$(63,077)	$3,920	$(12,753)	$298,941
Collateralized Mortgage Obligations — Non-Agency CMO	39,263		(280)	(334)	(4)	51		(16,653)	—	—	22,043
Commercial Mortgage-Backed Securities	76,382		—	(857)	(2,052)	11,585		(4,010)	—	—	81,048
Common Stocks — Consumer Discretionary	172		—	(52)	—	—		—	—	—	120
Common Stocks — Financials	191		—	(36)	—	—		—	—	—	155
Common Stocks — Industrials	4		—	7	—	—		(11)	—	—	—
Common Stocks — Materials	—	(a)	—	—	—	—		—	—	—	—	(a)
Convertible Bonds — Consumer Discretionary	—	(b)	—	—	—	—		—	—	—	—	(a)
Convertible Bonds — Utilities	800		—	(199)	—	30		—	—	—	631
Corporate Bonds — Consumer Discretionary	213		—	(1)	—	—	(a)	(6)	1	—	207
Corporate Bonds — Industrials	7,450		27	(56)	4	—		(281)	—	(6,388)	756
Corporate Bonds — Materials	906		—	(12)	2	—		(805)	—	—	91
Corporate Bonds —Telecommunication Services	2,243		—	(38)	—	—		(2,205)	—	—	—
Corporate Bonds — Utilities	—	(a)	(18)	18	—	—		— (a)	—	—	—
Loan Assignments — Consumer Discretionary	2		—	(2)	—	—		—	—	—	—	(a)
Loan Assignments — Financials	2,073		—	10	— (a)	1,228		(3,311)	—	—	—
Preferred Stocks — Materials	—	(b)	—	—	—	—		—	—	—	—	(b)
Warrants — Consumer Discretionary	—	(b)	—	—	—	—		—	—	—	—	(a)
Warrants — Industrials	—	(b)	—	— (a)	—	—		—	—	—	—	(a)

Total	$379,754		$(153)	$(1,525)	$(2,628)	$134,123		$(90,359)	$3,921	$(19,141)	$403,992

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	331

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

High Yield Fund	Balance as of February 28, 2015		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2015
Investments in Securities
Asset-Backed Securities	$5,743		$—	$426	$13	$—	$(2,138)	$—	$—	$4,044
Common Stocks — Consumer Discretionary	1,336		—	164	—	—	—	—	—	1,500
Common Stocks — Financials	2,883		—	(542)	—	—	—	—	—	2,341
Common Stocks — Industrials	116		(98)	180	—	—	(198)	—	—	—
Common Stocks — Materials	—	(a)	—	—	—	—	—	—	—	—	(a)
Convertible Bonds — Consumer Discretionary	—	(a)	—	—	—	—	—	—	—	—	(a)
Convertible Bonds — Utilities	11,989		—	(2,986)	—	453	—	—	—	9,456
Corporate Bonds — Consumer Discretionary	3,368		—	(549)	(228)	9	(93)	13,008	—	15,515
Corporate Bonds — Financials	9,109		—	(11)	9	—	(681)	—	—	8,426
Corporate Bonds — Health Care	1		—	—	—	—	—	—	—	1
Corporate Bonds — Industrials	76,751		—	(125)	27	—	(197)	2	(73,876)	2,582
Corporate Bonds — Materials	7,656		—	(26)	20	—	(7,068)	—	—	582
Corporate Bonds — Utilities	16		(240)	228	—	—	(4)	—	—	—
Loan Assignments — Materials	—		—	(5)	5	10,094	—	—	—	10,094
Preferred Stocks — Consumer Discretionary	994		—	(1)	—	—	—	—	(993)	—
Preferred Stocks — Materials	—	(a)	—	—	—	—	—	—	—	—	(a)
Warrants — Consumer Discretionary	—	(b)	—	— (a)	—	—	—	—	—	—	(a)
Warrants — Industrials	—	(b)	—	11	—	—	—	—	—	11

Total	$119,962		$(338)	$(3,236)	$(154)	$10,556	$(10,379)	$13,010	$(74,869)	$54,552

Inflation Managed Bond Fund	Balance as of February 28, 2015		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2015
Investments in Securities
Asset-Backed Securities	$25,073		$—	$(56)	$2	$10,303	$(8,337)	$—	$(4,700)	$22,285
Collateralized Mortgage Obligations — Non-Agency CMO	599		—	3	— (a)	—	(174)	—	—	428
Commercial Mortgage-Backed Securities	2,262		—	26	(235)	—	(262)	—	(900)	891
Corporate Bonds — Industrials	2,747		—	—	—	—	—	—	(2,747)	—
Corporate Bonds — Telecommunication Services	1,079		—	(18)	—	—	(1,061)	—	—	—

Total	$31,760		$—	$(45)	$(233)	$10,303	$(9,834)	$—	$(8,347)	$23,604

Limited Duration Bond Fund	Balance as of February 28, 2015		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2015
Investments in Securities
Asset-Backed Securities	$85,154		$—	$270	$21	$22,657	$(19,493)	$—	$(8,384)	$80,225
Collateralized Mortgage Obligations — Non-Agency CMO	20,343		35	(142)	(8)	3,537	(4,569)	—	(4,325)	14,871
Commercial Mortgage-Backed Securities	6,629		—	84	—	—	(217)	—	—	6,496

Total	$112,126		$35	$212	$13	$26,194	$(24,279)	$—	$(12,709)	$101,592

332	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

Mortgage-Backed Securities Fund	Balance as of February 28, 2015	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2015
Investments in Securities
Asset-Backed Securities	$88,257	$—	$15	$(308)	$41,866	$(25,080)	$2,729	$(1,198)	$106,281
Collateralized Mortgage Obligations — Non-Agency CMO	72,236	333	(1,794)	52	—	(15,379)	—	(1,722)	53,726
Commercial Mortgage-Backed Securities	27,939	—	(450)	(684)	3,012	(3,901)	—	—	25,916
Loan Assignments — Financials	6,059	—	28	—	1,613	(7,148)	—	—	552

Total	$194,491	$333	$(2,201)	$(940)	$46,491	$(51,508)	$2,729	$(2,920)	$186,475

Short Duration Bond Fund	Balance as of February 28, 2015	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2015
Investments in securities
Asset-Backed Securities	$277,737	$—	$(672)	$31	$101,633	$(109,663)	$—	$(36,133)	$232,933
Collateralized Mortgage Obligations — Non-Agency CMO	10,646	—	50	— (a)	—	(1,855)	—	—	8,841
Commercial Mortgage-Backed Securities	74,839	—	499	— (a)	—	(31,426)	—	(6,994)	36,918
Loan Assignments — Financials	20,120	—	90	—	9,122	(27,262)	—	—	2,070

Total	$383,342	$—	$(33)	$31	$110,754	$(170,206)	$—	$(43,127)	$280,762

Short Duration High Yield Fund	Balance as of February 28, 2015	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2015
Investments in Securities
Corporate Bonds — Industrials	$1,571	$2	$(9)	$(2)	$—	$(339)	$—	$(1,213)	$10
Loan Assignments — Materials	—	—	— (a)	— (a)	230	—	—	—	230

Total	$1,571	$2	$(9)	$(2)	$230	$(339)	$—	$(1,213)	$240

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than $1,000.
(b)	Value is zero.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	333

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2015, which were valued using significant unobservable inputs (Level 3) were as follows (amounts in thousands):

Core Bond Fund	$(4,457)
Core Plus Bond Fund	(1,309)
High Yield Fund	(3,628)
Inflation Managed Bond Fund	(42)
Limited Duration Bond Fund	217
Mortgage-Backed Securities Fund	(1,696)
Short Duration Bond Fund	(720)
Short Duration High Yield Fund	— (a)

(a)	Amount rounds to less than $1,000.

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

Core Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$639,498	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100% (3.10%)
			Constant Default Rate	0.00% - 50.00% (19.07%)
			Yield (Discount Rate of Cash Flows)	1.23% - 7.75% (3.86%)

Asset-Backed Securities	639,498

	110,769	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 37.14% (7.15%)
			Constant Default Rate	0.00% - 8.82% (3.13%)
			PSA Prepayment Model	275.00% - 373.00% (368.38%)
			Yield (Discount Rate of Cash Flows)	0.45% - 27.83% (3.46%)

Collateralized Mortgage Obligations	110,769

	81,319	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (43.10%)
			Yield (Discount Rate of Cash Flows)	(9.57%) - 5.08% (2.98%)

Commercial Mortgage-Backed Securities	81,319

Total	$831,586

#	The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At August 31, 2015, the value of these investments was approximately $659,088,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Core Plus Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2015		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stock	$—	(a)	Market Comparable Companies	Discount for lack of marketability (b)	100.00% (100.00%)

Preferred Stock	—	(c)	Discounted Cash Flow	Discount for lack of marketability (b)	100.00% (100.00%)

	929		Market Comparable Companies	EBITDA Multiple (d)	7.0x (7.0x)
				Discount for lack of marketability (b)	10.00% - 12.50% (12.19%)

Corporate Bond	929

334	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Fair Value at August 31, 2015		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$189,756		Discounted Cash Flow	Liquidity Discount Implied Spread to Index	4.50% (4.50%) 2.00% (2.00%)
				Constant Prepayment Rate	0.00% - 40.00% (4.10%)
				Constant Default Rate	0.00% - 50.00% (18.35%)
				Yield (Discount Rate of Cash Flows)	1.23% - 7.75% (4.40%)

Asset-Backed Securities	189,756

	17,963		Discounted Cash Flow	Constant Prepayment Rate	1.00% - 30.57% (6.39%)
				Constant Default Rate	0.00% - 7.99% (1.86%)
				Yield (Discount Rate of Cash Flows)	0.45% - 3.19% (3.24%)

Collateralized Mortgage Obligations	17,963

	71,452		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (12.21%)
				Yield (Discount Rate of Cash Flows)	(37.74%) - 5.33% (4.11%)

Collateralized Mortgage-Backed Securities	71,452

Warrants	—	(a)	Intrinsic Value	Issue Price vs. Stock Price	(N/A)

Total	$280,103

#	The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At August 31, 2015, the value of these investments was approximately $123,889,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Amounts to less than $1,000.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b)	Value is zero.
(d)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield, and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement. A significant change in broker pricing information could result in a significantly higher or lower value in such Level 3 instruments.

High Yield Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2015		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stock	$2,315		Market Comparable Companies	Discount for lack of marketability (a)	12.50% - 100.00% (12.50%)

Preferred Stock	—	(b)	Market Comparable Companies	Discount for lack of marketability (a)	100.00% (100.00%)

	13,323		Market Comparable Companies	EBITDA Multiple (c)	7.00x (7.00x)
				Discount for lack of marketability (a)	10.00% - 12.50% (12.35%)
				Probability of Default	99.99% (99.99%)

Corporate Bond	13,323

	4,044		Discounted Cash Flow	Liquidity Discount Implied Spread to Index	4.50% (4.50%) 2.00% (2.00%)
				Constant Prepayment Rate	2.00% (2.00%)
				Constant Default Rate	5.00% (5.00%)
				Yield (Discount Rate of Cash Flows)	7.54% (7.54%)

Asset-Backed Securities	4,044

Warrants	11		Intrinsic Value	Issue Price vs. Stock Price	(N/A)

Total	$19,693

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	335

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

#	The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At August 31, 2015, the value of these investments was approximately $34,859,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b)	Securities senior to the preferred securities in issuing entity capital structure result in preferred stock being valued at zero.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Inflation Managed Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$15,471	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 15.00% (0.36%)
			Constant Default Rate	0.00% - 36.00% (24.26%)
			Yield (Discount Rate of Cash Flows)	1.23% - 4.27% (3.50%)

Asset-Backed Securities	15,471

	100	Discounted Cash Flow	Constant Prepayment Rate	8.00% (8.00%)
			Constant Default Rate	0.25% (0.25%)
			Yield (Discount Rate of Cash Flows)	4.20% (4.20%)

Collateralized Mortgage Obligations	100

	263	Discounted Cash Flow	Constant Prepayment Rate	90% - 100.00% (95.76%)
			Yield (Discount Rate of Cash Flows)	(8.73%) - 2.86% ((3.81)%)

Commercial Mortgage-Backed Securities	263

Total	$15,834

#	The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At August 31, 2015, the value of these investments was approximately $7,770,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate) may decrease or increase the fair value measurement.

Limited Duration Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$61,454	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 16.00% (1.73%)
			Constant Default Rate	0.00% - 50.00% (15.76%)
			Yield (Discount Rate of Cash Flows)	1.23% - 14.01% (4.28%)

Asset-Backed Securities	61,454

336	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Fair Value at August 31, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$14,872	Discounted Cash Flow	Constant Prepayment Rate	1.00% - 20.00% (9.97%)
			Constant Default Rate	0.00% - 7.30% (0.12%)
			PSA Prepayment Model	246.8% - 373.00% (342.47%)
			Yield (Discount Rate of Cash Flows)	1.12% - 8.73% (2.11%)

Collateralized Mortgage Obligations	14,872

	6,230	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 5.00% (0.21%)
			Constant Default Rate	0.00% - 5.00% (0.21%)
			Yield (Discount Rate of Cash Flows)	3.87% - 6.18% (3.97%)

Commercial Mortgage-Backed Securities	6,230

Total	$82,556

#	The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At August 31, 2015, the value of these investments was approximately $19,036,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Mortgage-Backed Securities Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$71,055	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 10.00% (1.31%)
			Constant Default Rate	0.00% - 50.00% (14.49%)
			Yield (Discount Rate of Cash Flows)	1.29%% - 7.75% (3.94%)

Asset-Backed Securities	71,055

	43,131	Discounted Cash Flow	Constant Prepayment Rate	0.18% - 37.14% (7.16%)
			Constant Default Rate	0.00% - 9.74% (4.76%)
			PSA Prepayment Model	275.00% - 373.00% (320.11%)
			Yield (Discount Rate of Cash Flows)	0.37% - 27.83% (4.76%)

Collateralized Mortgage Obligations	43,131

	9,241	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (38.13%)
			Yield (Discount Rate of Cash Flows)	1.01% - 5.08% (3.83%)

Commercial Mortgage-Backed Securities	9,241

Total	$123,427

#	The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At August 31, 2015, the value of these investments was approximately $63,048,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	337

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

Short Duration Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$131,242	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 15.00% (0.39%)
			Constant Default Rate	0.00% - 36.00% (23.69%)
			Yield (Discount Rate of Cash Flows)	1.23% - 8.77% (3.63%)

Asset-Backed Securities	131,242

	1	Discounted Cash Flow	PSA Prepayment Model	373.00% (373.00%)
			Yield (Discount Rate of Cash Flows)	1.52% (1.52%)

Collateralized Mortgage Obligations	1

Commercial Mortgage-Backed Securities	16,090	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.71% - 6.41% (3.40%)

Total	$147,333

#	The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At August 31, 2015, the value of these investments was approximately 133,429,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of August 31, 2015, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and Regulation S under the Securities Act.

C. When Issued Securities and Forward Commitments — The Funds may purchase when issued securities, including To Be Announced (“TBA”) securities, and enter into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. The purchase of securities on a when issued or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued or forward commitment basis is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their when issued or forward commitments.

Core Bond Fund, Inflation Managed Bond Fund and Mortgage-Backed Securities Fund had TBA purchase commitments and when issued securities outstanding as of August 31, 2015, which are shown as payable for Investment securities purchased — delayed delivery securities on the Statement of Assets and Liabilities. The values of these securities are detailed in the SOIs.

D. Loan Assignments — Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration High Yield Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the borrower on a loan, provided, however, the fund’s rights may be more limited than the lender from which it acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest

338	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

At August 31, 2015, Short Duration High Yield Fund had investments in Loan Assignments that amounted to more than 5% of the Fund’s net assets, by agent bank as follows:

Agent Bank	Percentage
Deutsche Bank AG	5.7%

E. Unfunded Commitments — Core Bond Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. The Funds segregate security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statements of Operations.

At August 31, 2015, the following Funds had the following loan commitments in which all or a portion of the commitment was unfunded which could be extended at the option of the borrower (amounts in thousands):

Core Bond Fund

	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Unfunded Commitment		Funded Commitment		Total Commitment
Security Description					Par Amount	Value	Par Amount	Value	Par Amount	Value
Tricon Capital Group Inc.	Revolving Loan	06/12/17	0.500%	3.250%	$3,585	$3,567	$8,115	$8,074	$11,700	$11,641

Mortgage-Backed Securities Fund

	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Unfunded Commitment		Funded Commitment		Total Commitment
Security Description					Par Amount	Value	Par Amount	Value	Par Amount	Value
Tricon Capital Group Inc.	Revolving Loan	06/12/17	0.500%	3.250%	$245	$244	$555	$552	$800	$796

Short Duration Bond Fund

	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Unfunded Commitment		Funded Commitment		Total Commitment
Security Description					Par Amount	Value	Par Amount	Value	Par Amount	Value
Tricon Capital Group Inc.	Revolving Loan	06/12/17	0.500%	3.250%	$919	$914	$2,081	$2,070	$3,000	$2,984

F. Derivatives — Core Plus Bond Fund, High Yield Fund, Inflation Managed Bond Fund and Short Duration High Yield Fund used instruments including futures, forward foreign currency exchange contracts, swaps and other derivatives, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives are also used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	339

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes F(1) — F(3) below describe the various derivatives used by the Funds.

(1). Futures Contracts — Core Plus Bond Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — Core Plus Bond Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

As of August 31, 2015, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(3). Swaps — Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund engaged in various swap transactions, including interest rate and credit default swaps, to manage interest rate (e.g., duration, yield curve) and credit risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“over the counter “OTC” swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Funds are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Funds are required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. Cash collateral posted by Inflation Managed Bond Fund is invested in an affiliated money

340	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

market fund (See Note 3.G.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted except for amounts posted to Goldman Sachs International, which are included on the Statements of Assets and Liabilities as Restricted Cash. Collateral received by the Funds is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, which provides collateral management services to the Funds (See Note 3.F.). These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

Inflation Managed Bond Fund’s swap contracts at net value and collateral posted or received by counterparty as of August 31, 2015 are as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
Inflation Managed Bond Fund	Collateral Posted	Barclays Bank plc	$(3,215)	$3,310
		BNP Paribas	(8,817)	9,340
		Citibank, N.A.	(9,955)	10,540
		Credit Suisse International	(6,382)	6,990
		Deutsche Bank AG, New York	(15,913)	17,750
		Goldman Sachs International	(6,163)	6,640
		Morgan Stanley Capital Services	(11,931)	12,340
		Royal Bank of Scotland	(3,783)	4,380

The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house.

The Funds’ swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

Core Plus Bond Fund and High Yield Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

As of August 31, 2015, the Funds did not hold credit default swaps.

Interest Rate Swaps

Core Plus Bond Fund enters into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

Inflation-Linked Swaps

Inflation Managed Bond Fund uses inflation-linked swaps to provide inflation protection within its portfolio. The use of swaps exposes the Fund to interest rate risk.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	341

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

(4). Summary of Derivatives Information

The following table presents the value of derivatives held as of August 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Core Plus Bond Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$396	$—	$—	$396
Foreign exchange contracts	Receivables	—	362	—	362

Total		$396	$362	$—	$758

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(352)	$—	$(78)	$(430)
Foreign exchange contracts	Payables	—	(26)	—	(26)

Total		$(352)	$(26)	$(78)	$(456)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to/from brokers.
(b)	This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of August 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Inflation Managed Bond Fund

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Liability:		OTC Swaps
Interest rate contracts	Payables	$(66,159)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of August 31, 2015 (amounts in thousands):

Inflation Managed Bond Fund

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted (b)	Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$3,215	$—	$(3,215)	$—
BNP Paribas	8,817	—	(8,817)	—
Citibank, N.A.	9,955	—	(9,955)	—
Credit Suisse International	6,382	—	(6,382)	—
Deutsche Bank AG, New York	15,913	—	(15,913)	—
Goldman Sachs International	6,163	—	(6,163)	—
Morgan Stanley Capital Services	11,931	—	(11,931)	—
Royal Bank of Scotland	3,783	—	(3,783)	—

	$66,159	$—	$(66,159)	$—

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.E.(3). for actual swap collateral received or posted.

342	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

The following tables present the effect of derivatives on the Statements of Operations for the six months ended August 31, 2015, by primary underlying risk exposure (amounts in thousands):

Core Plus Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivatives Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$561	$—	$(38)	$523
Foreign exchange contracts	—	451	—	451
Credit Contracts	—	—	(552)	(552)

Total	$561	$451	$(590)	$422

Amount Change of Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivatives Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$570	$—	$(22)	$548
Foreign exchange contracts	—	(134)	—	(134)

Total	$570	$(134)	$(22)	$414

Inflation Managed Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivatives Contracts	Swaps
Interest rate contracts	$(2,915)

Amount Change of Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivatives Contracts	Swaps
Interest rate contracts	$(13,070)

Short Duration High Yield Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivatives Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$8

Amount Change of Unrealized Appreciation (Depreciation) on Derivatives Recognized in the Statements of Operations
Derivatives Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—	(a)

(a)	Amount rounds to less than $1,000.
Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended August 31, 2015 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Core Plus Bond Fund	Inflation Managed Bond Fund	Short Duration High Yield Fund
Futures Contracts:
Average Notional Balance Long	$251,360	$—	$—
Average Notional Balance Short	151,238	—	—
Ending Notional Balance Long	290,782	—	—
Ending Notional Balance Short	147,163	—	—

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	343

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

	Core Plus Bond Fund		Inflation Managed Bond Fund	Short Duration High Yield Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$702		$—	$47
Average Settlement Value Sold	13,440		—	207	(b)
Ending Settlement Value Purchased	189		—	—
Ending Settlement Value Sold	12,328		—	—

Credit Default Swaps:
Average Notional Balance — Buy Protection	—		—	—
Average Notional Balance — Sell Protection	60,000	(a)	—	—
Ending Notional Balance — Buy Protection	—		—	—
Ending Notional Balance — Sell Protection	—		—	—

Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Buy Fixed Rate	5,000		1,277,714	—
Ending Notional Balance — Buy Fixed Rate	5,000		1,220,000	—

(a)	For the period from July 1, 2015 to July 31, 2015.
(b)	For the period March 1, 2015 to April 30, 2015.

The Funds’ derivatives contracts held at August 31, 2015 are not accounted for as hedging instruments under GAAP.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended August 31, 2015 are as follows (amounts in thousands):

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Core Bond Fund
Transfer agent fees	$117	$1	$21	$5	$3	$38	n/a	$70
Sub-transfer agent fees	1,278	3	201	97	138	—	n/a	3,442

Core Plus Bond Fund
Transfer agent fees	25	—	4	2	n/a	4	$3	8
Sub-transfer agent fees	268	—	69	21	n/a	—	88	102

Government Bond Fund
Transfer agent fees	126	—	3	6	n/a	n/a	n/a	8
Sub-transfer agent fees	484	1	40	61	n/a	n/a	n/a	410

344	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
High Yield Fund
Transfer agent fees	$42	$—	$8	$4	$2	$12	n/a	$434
Sub-transfer agent fees	416	1	104	11	29	—	n/a	2,697

Inflation Managed Bond Fund
Transfer agent fees	1	n/a	—	—	—	2	n/a	6
Sub-transfer agent fees	44	n/a	1	—	6	—	n/a	42

Limited Duration Bond Fund
Transfer agent fees	7	—	2	n/a	n/a	4	n/a	4
Sub-transfer agent fees	75	—	16	n/a	n/a	—	n/a	29

Mortgage-Backed Securities Fund
Transfer agent fees	8	n/a	—	n/a	n/a	6	n/a	6
Sub-transfer agent fees	12	n/a	1	n/a	n/a	—	n/a	55

Short Duration Bond Fund
Transfer agent fees	8	—	4	n/a	n/a	12	n/a	31
Sub-transfer agent fees	106	—	33	n/a	n/a	—	n/a	1,976

Short Duration High Yield Fund
Transfer agent fees	—	n/a	—	n/a	n/a	—	n/a	2
Sub-transfer agent fees	—	n/a	—	n/a	n/a	—	n/a	1

Treasury & Agency Fund
Transfer agent fees	2	—	n/a	n/a	n/a	n/a	n/a	1
Sub-transfer agent fees	2	—	n/a	n/a	n/a	n/a	n/a	10

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Fund	0.65
Inflation Managed Bond Fund	0.35
Limited Duration Bond Fund	0.25
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Short Duration High Yield Fund	0.50
Treasury & Agency Fund	0.30

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	345

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Class R2
0.25%	0.75%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of Limited Duration Bond Fund and Short Duration Bond Fund purchased prior to September 3, 2013) and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2015, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Core Bond Fund	$296		$—	(a)
Core Plus Bond Fund	232		—	(a)
Government Bond Fund	13		1
High Yield Fund	65		—	(a)
Inflation Managed Bond Fund	1		—	(a)
Limited Duration Bond Fund	7		—	(a)
Mortgage-Backed Securities Fund	9		—
Short Duration Bond Fund	34		—
Short Duration High Yield Fund	—	(a)	—
Treasury & Agency Fund	2		—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreements. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Core Bond Fund	0.25%	0.25%	0.25%	0.25%	0.05%	n/a	0.25%
Core Plus Bond Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Government Bond Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
High Yield Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Inflation Managed Bond Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
Limited Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Mortgage-Backed Securities Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Short Duration High Yield Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Treasury & Agency Fund	0.25	0.25	n/a	n/a	n/a	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.G.

346	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund. The amounts paid directly to JPMCB by the Funds for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales (except Core Bond Fund and High Yield Fund which will begin excluding interest expenses related to short sales on 12/1/15 and 11/1/15, respectively), interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6		Institutional Class	Select Class
Core Bond Fund	0.75%	1.40%	1.40%	1.00%	0.45%	0.35	%^	n/a	0.58%
Core Plus Bond Fund	0.75	1.40	1.40	1.15	n/a	0.40		0.49%	0.65
Government Bond Fund	0.75	1.48	1.48	1.00	n/a	n/a		n/a	0.48
High Yield Fund^^	1.00	1.55	1.55	1.30	0.75	0.70		n/a	0.80
Inflation Managed Bond Fund	0.75	n/a	1.40	1.00	0.55	0.50		n/a	0.60
Limited Duration Bond Fund	0.70	1.20	1.20	n/a	n/a	0.25		n/a	0.45
Mortgage-Backed Securities Fund	0.65	n/a	1.15	n/a	n/a	0.25		n/a	0.40
Short Duration Bond Fund	0.80	1.30	1.30	n/a	n/a	0.30		n/a	0.55
Short Duration High Yield Fund	0.90	n/a	1.40	n/a	n/a	0.50		n/a	0.65
Treasury & Agency Fund	0.70	1.20	n/a	n/a	n/a	n/a		n/a	0.45

^	Prior to November 28, 2014, the contractual expense limitation for Core Bond Fund was 0.40% for Class R6 Shares.
^^	Prior to October 31, 2014, the contractual expense limitations for High Yield Fund were 1.60%, 1.60%, 1.35%, 0.80%, 0.75% and 0.85% for Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended August 31, 2015 and are in place until at least June 30, 2016, except for Class B Shares which are no longer operating. In addition, Core Bond Fund’s service providers have voluntarily waived fees during the six months ended August 31, 2015. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended August 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Core Bond Fund	$4,396	$2,882	$8,515	$15,793	$52
Core Plus Bond Fund	110	73	1,095	1,278	9
Government Bond Fund	155	102	1,517	1,774	368
High Yield Fund	1,795	1,194	9,385	12,374	422
Inflation Managed Bond Fund	—	—	725	725	34
Limited Duration Bond Fund	440	293	361	1,094	—	(a)
Mortgage-Backed Securities Fund	1,566	1,043	675	3,284	—
Short Duration Bond Fund	1,773	1,175	2,124	5,072	—	(a)
Short Duration High Yield Fund	131	87	83	301	—	(a)
Treasury & Agency Fund	142	52	1	195	—	(a)

	Voluntary Waivers
	Investment Advisory	Administration	Total
Core Bond Fund	$3	$31	$34

(a)	Amount rounds to less than $1,000.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	347

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended August 31, 2015 were as follows (amounts in thousands):

Core Bond Fund	$2,248
Core Plus Bond Fund	204
Government Bond Fund	—
High Yield Fund	278
Inflation Managed Bond Fund	34
Limited Duration Bond Fund	148
Mortgage-Backed Securities Fund	110
Short Duration Bond Fund	1
Short Duration High Yield Fund	8
Treasury & Agency Fund	—

H. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board’s appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended August 31, 2015, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$3,955,475	$2,177,978	$1,272,643	$463,062
Core Plus Bond Fund	1,246,773	889,102	700,692	527,741
Government Bond Fund	17,674	57,721	10,770	37,510
High Yield Fund	2,488,252	2,813,666	—	—
Inflation Managed Bond Fund	143,480	204,580	175,096	174,704
Limited Duration Bond Fund	438,043	113,399	—	25,000
Mortgage-Backed Securities Fund	159,522	214,350	13,994	121
Short Duration Bond Fund	982,136	1,349,501	762,030	1,083,224
Short Duration High Yield Fund	60,238	112,673	—	—
Treasury & Agency Fund	—	2,156	9,885	25,234

348	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$28,837,918	$831,474	$161,721	$669,753
Core Plus Bond Fund	4,260,370	88,025	85,711	2,314
Government Bond Fund	1,224,206	62,689	7,273	55,416
High Yield Fund	9,174,875	192,560	551,248	(358,688)
Inflation Managed Bond Fund	1,758,700	22,164	15,179	6,985
Limited Duration Bond Fund	1,281,785	6,233	9,705	(3,472)
Mortgage-Backed Securities Fund	2,467,913	81,439	15,199	66,240
Short Duration Bond Fund	10,327,527	50,126	36,603	13,523
Short Duration High Yield Fund	194,534	321	9,639	(9,318)
Treasury & Agency Fund	111,184	525	61	464

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At February 28, 2015, the Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Inflation Managed Bond Fund	$1,864	$—
Limited Duration Bond Fund	—	10,717
Short Duration High Yield Fund	1,074	84

At February 28, 2015, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	2019	Total
Core Plus Bond Fund	$3,905	$—	$—	$—	$3,905	*
Limited Duration Bond Fund	4,374	42,572	10,531	6,963	64,440

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2015 or at anytime during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	349

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2015 (Unaudited) (continued)

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of Core Plus Bond Fund, High Yield Fund, Inflation Managed Bond Fund, Short Duration Bond Fund, Short Duration High Yield Fund and Treasury & Agency Fund.

As of August 31, 2015, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Core Bond Fund	—%	22.58%
Core Plus Bond Fund	29.53	—
High Yield Fund	—	14.66
Inflation Managed Bond Fund	20.61	19.13
Limited Duration Bond Fund	44.78	—

Government Bond Fund, High Yield Fund, Inflation Managed Bond Fund, Limited Duration Bond Fund, and Short Duration Bond Fund and Treasury & Agency each have shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the applicable Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund, Short Duration High Yield Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

A significant portion of the Funds’ (except High Yield Fund, Short Duration High Yield Fund and Treasury & Agency Fund) investments are comprised of asset-backed or mortgage related securities, including securities backed by sub-prime mortgages.

High Yield Fund and Short Duration High Yield Fund may invest up to 100% of the Funds’ total assets in below investment grade securities or unrated securities that JPMIM deems to be of equivalent quality. Such securities may include so called “distressed debt”.

The Funds are subject to the risk that, should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap contracts and forward foreign currency exchange contracts.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

350	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2015, and continued to hold your shares at the end of the reporting period, August 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Core Bond Fund
Class A
Actual	$1,000.00	$996.00	$3.71	0.74%
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class C
Actual	1,000.00	993.60	6.92	1.38
Hypothetical	1,000.00	1,018.20	7.00	1.38
Class R2
Actual	1,000.00	995.50	4.97	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R5
Actual	1,000.00	997.70	2.21	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class R6
Actual	1,000.00	999.00	1.71	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
Select Class
Actual	1,000.00	997.70	2.86	0.57
Hypothetical	1,000.00	1,022.27	2.90	0.57

Core Plus Bond Fund
Class A
Actual	1,000.00	990.40	3.75	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class C
Actual	1,000.00	987.00	6.99	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40
Class R2
Actual	1,000.00	989.60	5.75	1.15
Hypothetical	1,000.00	1,019.46	5.84	1.15

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SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Core Plus Bond Fund (continued)
Class R6
Actual	$1,000.00	$992.10	$1.95	0.39%
Hypothetical	1,000.00	1,023.18	1.98	0.39
Institutional Class
Actual	1,000.00	992.90	2.40	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48
Select Class
Actual	1,000.00	992.20	3.26	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65

Government Bond Fund
Class A
Actual	1,000.00	999.50	3.77	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class C
Actual	1,000.00	995.80	7.42	1.48
Hypothetical	1,000.00	1,017.70	7.51	1.48
Class R2
Actual	1,000.00	998.40	5.02	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00
Select Class
Actual	1,000.00	1,000.10	2.41	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48

High Yield Fund
Class A
Actual	1,000.00	969.60	4.95	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class C
Actual	1,000.00	966.70	7.66	1.55
Hypothetical	1,000.00	1,017.34	7.86	1.55
Class R2
Actual	1,000.00	967.90	6.43	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class R5
Actual	1,000.00	972.20	3.72	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R6
Actual	1,000.00	972.40	3.47	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Select Class
Actual	1,000.00	970.50	3.96	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80

Inflation Managed Bond Fund
Class A
Actual	1,000.00	986.90	3.75	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class C
Actual	1,000.00	984.00	6.98	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40
Class R2
Actual	1,000.00	986.80	4.99	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

352	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Inflation Managed Bond Fund (continued)
Class R5
Actual	$1,000.00	$988.90	$2.75	0.55%
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class R6
Actual	1,000.00	989.30	2.25	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Select Class
Actual	1,000.00	988.60	3.00	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60

Limited Duration Bond Fund
Class A
Actual	1,000.00	1,001.30	3.42	0.68
Hypothetical	1,000.00	1,021.72	3.46	0.68
Class C
Actual	1,000.00	999.70	5.93	1.18
Hypothetical	1,000.00	1,019.20	5.99	1.18
Class R6
Actual	1,000.00	1,004.60	1.11	0.22
Hypothetical	1,000.00	1,024.03	1.12	0.22
Select Class
Actual	1,000.00	1,002.60	2.16	0.43
Hypothetical	1,000.00	1,022.97	2.19	0.43

Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	1,009.80	3.28	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Class C
Actual	1,000.00	1,007.60	5.80	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15
Class R6
Actual	1,000.00	1,011.30	1.21	0.24
Hypothetical	1,000.00	1,023.93	1.22	0.24
Select Class
Actual	1,000.00	1,010.50	1.97	0.39
Hypothetical	1,000.00	1,023.18	1.98	0.39

Short Duration Bond Fund
Class A
Actual	1,000.00	1,001.60	4.03	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Class C
Actual	1,000.00	999.00	6.53	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class R6
Actual	1,000.00	1,004.10	1.51	0.30
Hypothetical	1,000.00	1,023.63	1.53	0.30
Select Class
Actual	1,000.00	1,002.80	2.77	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55

Short Duration High Yield Fund
Class A
Actual	1,000.00	991.00	4.50	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	353

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Short Duration High Yield Fund (continued)
Class C
Actual	$1,000.00	$988.60	$7.00	1.40%
Hypothetical	1,000.00	1,018.10	7.10	1.40
Class R6
Actual	1,000.00	992.40	2.50	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Select Class
Actual	1,000.00	992.60	3.26	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65

Treasury & Agency Fund
Class A
Actual	1,000.00	1,002.70	3.52	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Select Class
Actual	1,000.00	1,003.40	2.27	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

354	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history, as well as a risk/return assessment of certain Funds as compared to the Fund’s objectives and peers, in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund, and Treasury & Agency Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Inflation Managed Bond Fund and Short Duration High Yield Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional

356	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. For certain Funds, the Trustees and Adviser determined that the Universe Group is less meaningful and the independent consultant prepared an analysis of those Funds across various risk and return metrics including tracking error, volatility, total/excess return versus various indices and customized peer groups of funds with similar portfolio objectives (as selected by the independent consultant). The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Core Bond Fund’s performance was in the fourth quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2014, and in the fourth, fourth and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Core Plus Bond Fund’s performance was in the second, third and second quintiles for Class A shares and in the second, second and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Government Bond Fund’s performance was in the first, second and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the High Yield Fund’s performance was in the second, third and third quintiles for Class A shares and in the first, second, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Inflation Managed Bond Fund’s performance was in the fourth and first quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2014, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Limited Duration Bond Fund’s performance was in the second quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2014, and in the second, first, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and,

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(Unaudited) (continued)

based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mortgage-Backed Securities Fund’s performance was in the fifth, third and second quintiles for Class A shares and in the fifth, second, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Short Duration Bond Fund’s performance was in the third, second, and second quintiles for Class A shares and in the second, first, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the performance was reasonable.

The Trustees noted that the Short Duration High Yield Fund’s performance was in the fourth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Treasury & Agency Fund’s performance was in the fourth, fourth and third quintiles for Class A shares and in the third, third, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the fixed income committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Core Bond Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Core Plus Bond Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Government Bond Fund’s net advisory fee for Class A and Select Class shares were in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the High Yield Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Inflation Managed Bond Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

358	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2015

The Trustees noted that the Limited Duration Bond Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mortgage-Backed Securities Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Short Duration Bond Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first and second quintiles of the

Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Short Duration High Yield Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Treasury & Agency Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

AUGUST 31, 2015	J.P. MORGAN INCOME FUNDS	359

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. August 2015.	SAN-INC2-815

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
November 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
November 5, 2015

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer

November 5, 2015